UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07953

EQ ADVISORS TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

PATRICIA LOUIE, ESQ.

Executive Vice President and General Counsel

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

CLIFFORD J. ALEXANDER, ESQ.

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Telephone: (202) 778-9000

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012—December 31, 2012

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

EQ Advisors Trust

2012 Annual Report

EQ Advisors Trust Annual Report

December 31, 2012

2012 Market Overview

2012 was a year of plodding but steady economic growth for the U.S. economy, and it turned out to be a rewarding year, especially for some equity investors. U.S. stocks, based on the S&P 500 Index, returned 16.0%, while U.S. government bonds, as measured by the Barclays Intermediate U.S. Government Bond Index, returned 1.7%. Small-cap U.S. stocks, as measured by the Russell 2000® Index, modestly outperformed large-caps (S&P 500 Index) and high-yield bonds, as measured by the BofA Merrill Lynch High Yield Master Bond Index, produced higher returns than Treasuries – both signs of economic improvement and investor confidence. International developed markets rallied on the strength of meaningful policy initiatives to address the European debt crisis. The MSCI EAFE index returned 17.3% for the full year.

In the U.S., markets continued to focus on fiscal and budgetary decisions in Washington, as well as the Federal Reserve’s (“Fed”) continuing efforts to support the economy with low interest rates and monetary stimulus. Markets received a boost in the summer on anticipation that the Fed would increase its “quantitative easing” (QE) initiative, and its policy-makers did not disappoint. In September, the Fed announced that it would maintain “exceptionally low” interest rates through at least mid-2015. It also committed to buy $40 billion of mortgage-backed securities per month indefinitely, until the economy improves. The Fed’s actions helped to calm the U.S. stock market and keep volatility, as measured by the CBOE Volatility Index®, moderate in the second half of 2012. The index, commonly referred to as the “fear gauge,” touched a five-year low late in the year.

Despite these efforts, which have kept U.S. short-term interest rates very low, long-term Treasury bond yields bottomed for the year in July and then began rising, which put a damper on bond investment returns in the second half. Since 2009, investors have poured trillions of dollars into all sectors of the fixed income market in an epic “search for yield.” With long-term interest rates perhaps touching a secular bottom and short-term rates still very unrewarding, the stage may be set for a “great rotation” out of bonds and into stocks in 2013.

Among positive signs for the U.S. economy in 2012:

•	The U.S. unemployment rate fell from 8.9% in 2011 to 7.8% by the end of 2012.

•	Inflation remained moderate, with the Consumer Price Index (CPI) increasing by only 1.7% year over year.

•	Key sectors of the U.S. economy, including housing and autos, continued to gain strength.

•

Real gross domestic product (GDP) grew by 2.7% in the third quarter, before falling in the fourth quarter. GDP growth in 2012 was driven by a rebound in residential housing and stronger inventory investment. For the full year, the U.S. economy grew by 2.2% on a real basis, after increasing 1.8% in 2011, the Bureau of Economic Analysis reported.

The global economy is now being driven by emerging and frontier markets, with developed areas such as Europe and Japan mired in either low-growth or recession. China remains a huge influence on global growth prospects. Several indicators showed an improvement in the Chinese economy in the fourth quarter, which helped to support global stock markets.

On the whole, investors had many reasons to be optimistic in 2012, relative to most other times since the 2008 financial crisis. The Dow Jones Industrial Average and S&P 500 Index both ended the year near their all-time high points of 14,164 and 1,565, respectively, reached in October of 2007.

Sources: AXA Equitable Funds Management Group, LLC, U.S. Department of Commerce Bureau of Economic Analysis. This information is provided for general information only and is not intended to provide specific advice or recommendations for any individual investor.

The S&P 500 Index is a widely recognized index that is considered representative of the performance of the large-cap sector of the U.S. stock market. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The MSCI EAFE Index measures equity performance in foreign developed markets. The Barclays U.S. Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The Barclays Intermediate U.S. Government Bond Index is a sub-index of the Barclays U.S. Government Bond Index covering issues with remaining maturities of between three and five years. The BofA Merrill Lynch High Yield Master Bond Index monitors the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. No investment is risk-free. International securities carry additional risks including currency exchange fluctuation and different government regulations, economic conditions or accounting standards. Smaller company stocks involve a greater risk than is customarily associated with more established companies. Bond investments are subject to interest rate risk so that when interest rates rise, the prices of bonds can decrease and the investor can lose principal value. High yield bonds are subject to a high degree of credit and market risk. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

GE82309 (2/13) (Exp. 2/15)

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the EQ Advisors Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the EQ Advisors Trust Portfolios. Changes in policy values depend not only on the investment performance of the EQ Advisors Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. Each of the EQ Advisors Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class IA, Class IB and/or Class K shares of each Portfolio of the EQ Advisors Trust. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 2002, through December 31, 2012. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class IB shares. Effective January 1, 2012, 12b-1 fees are applicable to Class IA shares. 12b-1 fees are not applicable to Class K shares. The values have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. An investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

All Asset Growth — Alt 20 Index

The All Asset Growth — Alt 20 Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective weightings in the Fund’s target range. The All Asset Index is comprised of the S&P 500 Index (17%), Barclays Intermediate Government/Credit Index (25%), MSCI EAFE Index (20%), S&P 400 index (10%), Russell 2000 Index (8%), NAREIT Equity REIT Index (5%), BofA Merrill Lynch 3-Months T-Bill (15%).

Bank of America Merrill Lynch Global Broad Market Index

The Global Broad Market Index tracks the performance of investment grade public debt issued in the major domestic and Eurobonds markets.

Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index

The Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month end rebalancing date.

Bank of America Merrill Lynch 3-Month Treasury Bill Index

An index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is possible for a seasoned 6-month Bill to be selected.

Barclays U.S. Aggregate Bond Index

An unmanaged index considered representative of the U.S. investment grade fixed-rate bond market. Includes government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities.

Barclays Intermediate U.S. Government Bond Index

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

Barclays Intermediate U.S. Government/Credit Index

An unmanaged, market value weighted index composed of over 3,500 publicly issued corporate and U.S. government debt securities rated investment grade with maturities of 1-10 years and at least $250 million par outstanding.

The Calvert Social Index®

The Calvert Social Index® measures the performance of those companies that meet the social investment criteria selected from the universe of approximately the 1,000 largest U.S. companies, based on total market capitalization, included in the Dow Jones Total Market Index (the “Dow Jones TMI”). The Dow Jones TMI represents the top 95% of U.S. companies based on float-adjusted market capitalization, excluding the very smallest and least-liquid stocks.

DJ EuroSTOXX 50 Index (“EuroSTOXX 50”)

The EuroSTOXX 50 Index is designed to represent the performance of some of the largest companies across all components of the 18 EURO STOXX Supersector Indexes. The EURO STOXX TMI Supersector Indexes represent the Eurozone portion of the EURO STOXX Total Market Index. The index covers approximately 95% of the freefloat market capitalization of the investable universe in the Eurozone. Index composition is reviewed annually and weights are reviewed quarterly.

The 50 companies in the index are selected by first identifying the companies that equal approximately 60% of the free-float market capitalization of each corresponding EURO STOXX TMI Supersector Index. In addition, any stocks that are currently components of the index are added to the list. From that list, the 40 largest stocks are selected to be components of the index. In addition, any stocks that are current components of the Index (and ranked 41-60 on the list) are included as components.

NOTES ON PERFORMANCE (Unaudited)

FTSE 100 Index (“FTSE 100”)

The FTSE 100 Index is a market-capitalization weighted index representing the performance of the 100 largest UK-domiciled blue chip companies, which pass screening for size and liquidity. As of August 31, 2010, the FTSE 100 Index represents approximately 81% of the UK’s market capitalization.

Morgan Stanley Capital International (MSCI) EAFE Index

An unmanaged index considered representative of the market structure of the developed equity markets in Europe, Australia and the Far East.

MSCI AC World (Net) Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the 24 developed and 21 emerging markets.

MSCI AC World ex. U.S. Growth Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the 24 developed and the 21 emerging markets and has growth investment style characteristics.

MSCI World Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the 24 developed markets.

Russell 1000® Index

An unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000® Index, representing approximately 92% of the total market capitalization of the Russell 3000® Index.

Russell 1000® Growth Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000® Index) with a greater than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 1000® Value Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000® Index) with a less-than average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index

An unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Russell 2000® Growth Index

An unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index

An unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Value Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000® Index and all 2,000 securities in the Russell 2000® Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 3000® Index

An unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Growth Index

An unmanaged index that measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

Russell Mid Cap® Growth Index

An unmanaged index that measures the performance of those companies among the smallest 800 securities in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

Russell Mid Cap® Value Index

An unmanaged index that measures the performance of those companies among the smallest 800 securities in the Russell 1000® Index with a less than average growth orientation.

Standard & Poor’s (S&P) 500 Index

An unmanaged index which contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market.

Standard & Poor’s (S&P) Mid Cap 400 Index

An unmanaged index which tracks mid-sized companies. Today, mid caps are recognized as an independent asset class, with risk/reward profiles that differ considerably from both large caps and small caps. It covers approximately 7% of the U.S. equities market.

S&P/ASX 200 Index (“S&P/ASX 200”)

The Standard & Poor’s Australian Security Exchange 200 (a.k.a. S&P/ASX 200 Index) is recognized as the primary investable benchmark in Australia. The index represents the 200 largest and most liquid publicly listed companies in Australia and represents approximately 78% of Australian equity market capitalization.

TOPIX Index (“TOPIX”)

The TOPIX, also known as the Tokyo Price Index, is a capitalization weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

Volatility Managed Index — Global Blend (“VMI — Global Blend”)

A blend of the Volatility Managed Index — Large Cap Core and the Volatility Managed Index — International.

Volatility Managed Index — Global Proxy Blend (“VMI — Global Proxy Blend”)

A blend of the Volatility Managed Index — Large Cap Core and the Volatility Managed Index — International Proxy.

Volatility Managed Index — International (“VMI — Intl”)

An index that applies a formula to the MSCI EAFE Index adjusting the equity exposure of the MSCI EAFE Index when certain volatility levels are reached.

NOTES ON PERFORMANCE (Unaudited)

Volatility Managed Index — International II (“VMI — International II”)

An index that applies a formula to the MSCI EAFE® Index adjusting the exposure of the MSCI EAFE® Index when certain volatility levels are reached.

Volatility Managed Index — International Proxy (“VMI — International Proxy”)

An index that utilizes a blend of 40% DJ Euro Stoxx 50, 25% FTSE 100, 25% TOPIX, and 10% ASX SPI 200 (“International Proxy”) with an overlying formulaic adjustment that dynamically modifies the equity exposure to the International Proxy based on its observed historic volatility.

Volatility Managed Index — International Proxy II (“VMI — International Proxy II”)

An Index that applies a formula to a blend of 40% DJ Euro Stoxx 50®, 25% FTSE 100®, 25% TOPIX®, and 10% S&P/ASX 200® (“International Proxy Blend”) adjusting the exposure of the international Proxy when certain volatility levels are reached.

Volatility Managed Index — Large Cap Core (“VMI — LCC”)

An index that applies a formula to the S&P 500 Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached.

Volatility Managed Index — Large Cap Core II (“VMI — Large Cap Core II”)

An index that applies a formula to the S&P 500® Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

Volatility Managed Index — Large Cap Growth (“VMI — LCG”)

An index that applies a formula to a blend of the S&P 500 Index and the Russell 1000® Growth Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached.

Volatility Managed Index — Large Cap Value (“VMI — LCV”)

An index that applies a formula to a blend of the S&P 500 Index and the Russell 1000® Value Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached.

Volatility Managed Index — Mid Cap Core (“VMI — MCC”)

An index that applies a formula to the S&P 400 Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached.

Volatility Managed Index — Mid Cap Core II (“VMI — Mid Cap Core II”)

An Index that applies a formula to the S&P 400® Index adjusting the equity exposure of the S&P 400® Index when certain volatility levels are reached.

Volatility Managed Index — Mid Cap Value (“VMI — MCV”)

An index that applies a formula to a blend of the S&P 400 Index and the Russell Mid Cap® Value Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached.

Volatility Managed Index — Small Cap Core (“VMI — SCC”)

An index that applies a formula to the Russell 2000® Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached.

Volatility Managed Index — Small Cap Core II (“VMI — Small Cap Core II”)

An Index that applies a formula to the Russell 2000® Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached.

Volatility Managed Index — Small Cap Value (“VMI — SCV”)

An index that applies a formula to a blend of the Russell 2000® Index and the Russell 2500® Value Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached.

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
Since Incept.
Portfolio – Class IB Shares*	3.08%
Portfolio – Class K Shares*	3.17
S&P 500 Index	1.93
Barclays Intermediate U.S. Government/Credit Index	0.91
* Date of inception 8/29/12. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 3.08% for the period ended December 31, 2012. This compares to the returns of the following broad market benchmarks: S&P 500 Index 1.93%, and the Barclays Intermediate U.S. Government/Credit Index 0.91% over the same period.

Portfolio Highlights

This Portfolio began trading in September 2012 and lacks a meaningful track record. For the third quarter of 2012, it profited from its holdings in developed-world equity markets, as these sectors produced healthy returns. On a relative basis, high-quality fixed-income securities held back returns, as did the Portfolio’s gold holdings.

As of 12/31/2012, the Portfolio’s fixed-income allocation consisted of investment grade bonds (27.1%), international and emerging market bonds (6.9%), and high-yield bonds (5.0%).

As of 12/31/2012, the Portfolio’s equity allocation consisted of large cap growth stocks (7.8%), large cap value stocks (8.4%), small and mid cap stocks (15.3%), international and emerging stocks (14.6%).

As of 12/31/2012, the Portfolio also had 14.9% in alternative investments (e.g., exchange traded funds) that invest in commodities and other instruments that derive their value from natural resources, and the EQ/GAMCO Mergers and Acquisitions Portfolio.

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2012
EQ/Global Bond PLUS Portfolio	12.9%
EQ/Equity 500 Index Portfolio	6.5
EQ/MFS International Growth Portfolio	6.0
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	5.9
EQ/AllianceBernstein Small Cap Growth Portfolio	5.4
EQ/BlackRock Basic Value Equity Portfolio	5.1
SPDR Barclays Capital High Yield Bond ETF	5.0
Multimanager Core Bond Portfolio	4.8
EQ/GAMCO Small Company Value Portfolio	4.7
iShares COMEX Gold Trust	4.3
EQ/T.Rowe Price Growth Stock Portfolio	4.1
EQ/Davis New York Venture Portfolio	3.8
EQ/International Core PLUS Portfolio	3.4
EQ/Intermediate Government Bond Portfolio	3.4
Vanguard REIT ETF	3.1
iShares JP Morgan USD Emerging Markets Bond Fund	3.1
iShares S&P North American Natural Resources Sector Index Fund	2.8
EQ/GAMCO Mergers & Acquisitions Portfolio	2.8
EQ/Boston Advisors Equity Income Portfolio	2.3
EQ/PIMCO Ultra Short Bond Portfolio	2.2
iShares MSCI Emerging Markets Index Fund	1.8
iShares MSCI EAFE Small Cap Index Fund	1.4
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	1.1
EQ/Morgan Stanley Mid Cap Growth Portfolio	0.9
iShares Silver Trust	0.6
EQ/Small Company Index Portfolio	0.5
iShares S&P Developed ex-U.S. Property Index Fund	0.5
SPDR S&P Emerging Markets SmallCap ETF	0.4
EQ/Core Bond Index Portfolio	0.3
iShares S&P Global Energy Sector Index Fund	0.2
EQ/International Equity Index Portfolio	0.2
EQ/Mid Cap Index Portfolio	0.2
iShares S&P Latin America 40 Index Fund	0.1
iShares FTSE China 25 Index Fund	0.1
SPDR S&P Emerging Asia Pacific ETF	0.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on August 29, 2012, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IB
Actual	$1,000.00	$1,030.80	$1.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.39	1.76
Class K
Actual	1,000.00	1,031.70	0.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.64	0.50

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.35% and 0.10%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 for the hypothetical example (to reflect the one-half year period), multiplied by 125/366 for Class IB and Class K (to reflect the actual number of days in the period).

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
EQ/AllianceBernstein Small Cap Growth Portfolio‡	2,740	$46,750
EQ/BlackRock Basic Value Equity Portfolio‡	2,993	43,709
EQ/Boston Advisors Equity Income Portfolio‡	3,367	19,727
EQ/Core Bond Index Portfolio‡	288	2,922
EQ/Davis New York Venture Portfolio‡	3,212	32,962
EQ/Equity 500 Index Portfolio‡	2,270	56,360
EQ/GAMCO Mergers & Acquisitions Portfolio‡	1,892	23,817
EQ/GAMCO Small Company Value Portfolio‡	963	40,656
EQ/Global Bond PLUS Portfolio‡	11,283	111,430
EQ/Intermediate Government Bond Portfolio‡	2,799	29,096
EQ/International Core PLUS Portfolio‡	3,346	29,611
EQ/International Equity Index Portfolio‡	192	1,581
EQ/MFS International Growth Portfolio‡	7,789	51,525
EQ/Mid Cap Index Portfolio‡	161	1,522
EQ/Morgan Stanley Mid Cap Growth Portfolio‡	484	7,564
EQ/PIMCO Ultra Short Bond Portfolio‡	1,902	18,952
EQ/Small Company Index Portfolio‡	472	4,581
EQ/T.Rowe Price Growth Stock Portfolio*‡	1,459	35,446
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	420	50,992
iShares COMEX Gold Trust*	2,280	37,096
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	145	9,213

iShares FTSE China 25 Index Fund	20	$810
iShares JP Morgan USD Emerging Markets Bond Fund	215	26,402
iShares MSCI EAFE Small Cap Index Fund	285	11,602
iShares MSCI Emerging Markets Index Fund	350	15,522
iShares S&P Developed ex-U.S. Property Index Fund	110	3,994
iShares S&P Global Energy Sector Index Fund	55	2,104
iShares S&P Latin America 40 Index Fund	20	877
iShares S&P North American Natural Resources Sector Index Fund	640	24,422
iShares Silver Trust*	185	5,430
Multimanager Core Bond Portfolio‡	3,985	40,995
SPDR Barclays Capital High Yield Bond ETF	1,065	43,345
SPDR S&P Emerging Asia Pacific ETF	5	388
SPDR S&P Emerging Markets SmallCap ETF	70	3,265
Vanguard REIT ETF	410	26,978

Total Investments (100.1%) (Cost $853,847)		861,646
Other Assets Less Liabilities (-0.1%)		(943)

Net Assets (100%)		$860,703

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the period ended December 31, 2012, were as follows:

Securities	Market Value August 29, 2012*	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)†
EQ/AllianceBernstein Small Cap Growth Portfolio	$—	$49,225	$1,694	$46,750	$213	$2,250
EQ/BlackRock Basic Value Equity Portfolio	—	44,503	1,577	43,709	769	(5)
EQ/Boston Advisors Equity Income Portfolio	—	20,232	708	19,727	409	215
EQ/Core Bond Index Portfolio	—	3,065	108	2,922	49	—
EQ/Davis New York Venture Portfolio	—	33,537	1,195	32,962	359	(3)
EQ/Equity 500 Index Portfolio	—	58,392	2,065	56,360	1,063	18
EQ/GAMCO Mergers & Acquisitions Portfolio	—	24,558	867	23,817	—	430
EQ/GAMCO Small Company Value Portfolio	—	40,687	1,409	40,656	575	904
EQ/Global Bond PLUS Portfolio	—	118,231	4,116	111,430	1,317	2,306
EQ/Intermediate Government Bond Portfolio (a)	—	30,406	1,084	29,096	137	108

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investments in companies which were affiliates for the period ended December 31, 2012, were as follows: (Continued)

Securities	Market Value August 29, 2012*	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)†
EQ/International Core PLUS Portfolio	$—	$29,126	$1,029	$29,611	$473	$2
EQ/International Equity Index Portfolio	—	1,557	54	1,581	48	—
EQ/MFS International Growth Portfolio	—	50,351	1,780	51,525	585	9
EQ/Mid Cap Index Portfolio	—	1,526	54	1,522	18	—
EQ/Morgan Stanley Mid Cap Growth Portfolio	—	7,665	272	7,564	53	70
EQ/PIMCO Ultra Short Bond Portfolio	—	19,755	705	18,952	150	—
EQ/Small Company Index Portfolio	—	4,860	163	4,581	77	257
EQ/T.Rowe Price Growth Stock Portfolio	—	36,193	1,310	35,446	—	(9)
Multimanager Core Bond Portfolio	—	43,671	1,517	40,995	275	1,172

	$—	$617,540	$21,707	$599,206	$6,570	$7,724

*	The Portfolio commenced operations on August 29, 2012.
†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/Intermediate Government Bond Index Portfolio.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$262,440	$—	$—	$262,440
Investment Companies	—	599,206	—	599,206

Total Assets	$262,440	$599,206	$—	$861,646

Total Liabilities	$—	$—	$—	$—

Total	$262,440	$599,206	$—	$861,646

There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

The Portfolio held no derivatives contracts for the period ended December 31, 2012.

Investment security transactions for the period ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$875,553
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$21,685

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13,519
Aggregate gross unrealized depreciation	(5,803)

Net unrealized appreciation	$7,716

Federal income tax cost of investments	$853,930

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Affiliated Issuers (Cost $595,833)	$599,206
Unaffiliated Issuers (Cost $258,014)	262,440
Cash	4,480
Receivable from investment manager	21,399
Deferred offering cost	15,372
Receivable from Separate Accounts for Trust shares sold	9,136
Dividends, interest and other receivables	381
Receivable for securities sold	4
Other assets	1

Total assets	912,419

LIABILITIES
Distribution fees payable - Class IB	54
Accrued expenses	51,662

Total liabilities	51,716

NET ASSETS	$860,703

Net assets were comprised of:
Paid in capital	$847,259
Accumulated undistributed net investment income (loss)	499
Accumulated undistributed net realized gain (loss) on investments	5,146
Net unrealized appreciation (depreciation) on investments	7,799

Net assets	$860,703

Class IB
Net asset value, offering and redemption price per share, $257,693 / 25,315 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.18

Class K
Net asset value, offering and redemption price per share, $603,010 / 59,229 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.18

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2012*

INVESTMENT INCOME
Dividends ($6,570 of dividend income received from affiliates)	$9,215
Interest	7

Total income	9,222

EXPENSES
Professional fees	36,006
Custodian fees	30,001
Administrative fees	11,322
Offering costs	8,006
Printing and mailing expenses	382
Distribution fees - Class IB	215
Investment management fees	207
Trustees’ fees	4
Miscellaneous	269

Gross expenses	86,412
Less: Waiver from investment advisor	(11,529)
Reimbursement from investment advisor	(74,461)

Net expenses	422

NET INVESTMENT INCOME (LOSS)	8,800

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(22)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	7,746

Net realized gain (loss)	7,724

Net change in unrealized appreciation (depreciation) on securities ($3,373 of change in unrealized appreciation (depreciation) from affiliates)	7,799

NET REALIZED AND UNREALIZED GAIN (LOSS)	15,523

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,323

*	The Portfolio commenced operations on August 29, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

August 29, 2012* to December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,800
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	7,724
Net change in unrealized appreciation (depreciation) on investments	7,799

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,323

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(3,178)
Class K	(7,822)

(11,000)

Distributions from net realized capital gains
Class IB	(10)
Class K	(23)

(33)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(11,033)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 25,000 shares ]	250,000
Capital shares issued in reinvestment of dividends and distributions [ 315 shares ]	3,188

Total Class IB transactions	253,188

Class K
Capital shares sold [ 59,250 shares ]	594,473
Capital shares issued in reinvestment of dividends and distributions [ 774 shares ]	7,845
Capital shares repurchased [ (795) shares ]	(8,093)

Total Class K transactions	594,225

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	847,413

TOTAL INCREASE (DECREASE) IN NET ASSETS	860,703
NET ASSETS:
Beginning of period	—

End of period (a)	$860,703

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$499

* The Portfolio commenced operations on August 29, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	August 29, 2012* to December 31, 2012
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.11	(e)
Net realized and unrealized gain (loss) on investments	0.20

Total from investment operations	0.31

Less distributions:
Dividends from net investment income	(0.13)
Distributions from net realized gains	—	#

Total dividends and distributions	(0.13)

Net asset value, end of period	$10.18

Total return (b)	3.08%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$258
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.35%
Before waivers and reimbursements (a)(f)	31.53%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	3.14	%(l)
Before waivers and reimbursements (a)(f)(x)	(28.05	)%(l)
Portfolio turnover rate	4%

Class K	August 29, 2012* to December 31, 2012
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.17	(e)
Net realized and unrealized gain (loss) on investments	0.15

Total from investment operations	0.32

Less distributions:
Dividends from net investment income	(0.14)
Distributions from net realized gains	—	#

Total dividends and distributions	(0.14)

Net asset value, end of period	$10.18

Total return (b)	3.17%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$603
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.10%
Before waivers and reimbursements (a)(f)	29.06%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	5.00	%(l)
Before waivers and reimbursements (a)(f)(x)	(23.96	)%(l)
Portfolio turnover rate	4%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

ALL ASSET GROWTH-ALT 20 PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.*
Portfolio – Class IA Shares**	11.98%	1.87%	5.72%
Portfolio – Class IB Shares*	11.95	1.76	5.66
Portfolio – Class K Shares***	N/A	N/A	3.86
S&P 500 Index	16.00	1.66	7.10
Barclays Intermediate U.S. Government/Credit Index	3.89	5.18	4.62
Barclays U.S. Aggregate Bond Index	4.21	5.95	5.18
All Asset Growth – Alt 20 Index	11.31	2.74	7.19

*    Date of inception 8/1/88.

**   Date of inception 10/29/09. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflects the effect of the 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

***  Date of inception 8/29/12. Returns for Class K shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class K shares are not subject to 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 11.95% for the year ended December 31, 2012. This compares to the returns of the following broad market benchmarks: S&P 500 Index 16.00%, and the Barclays Intermediate U.S. Government/Credit Index 3.89%, and the All Asset Growth – Alt 20 Index 11.31% over the same period.

Portfolio Highlights

•	In the plus column, the Portfolio’s global equity holdings rewarded investors with attractive gains, as did high-yield bonds, real estate and emerging markets bonds.

•	The Portfolio’s alternative gold position, as well is its developed-world fixed-income holdings, held back performance.

•	As of 12/31/2012, the Portfolio’s fixed-income allocation consisted of investment grade bonds (15.6%), international and emerging market bonds (3.6%), and high-yield bonds (3.3%).

•

As of 12/31/2012, the Portfolio’s equity allocation consisted of large cap growth stocks (9.1%), large cap value stocks (9.6%), small and mid cap stocks (17.8%), international and emerging stocks (20.2%).

•

As of 12/31/2012, the Portfolio also had 20.8% in alternative investments (e.g., exchange traded funds) that invest in commodities and other instruments that derive their value from natural resources, and the EQ/GAMCO Mergers and Acquisitions Portfolio.

ALL ASSET GROWTH-ALT 20 PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2012
EQ/MFS International Growth Portfolio	8.1%
EQ/Equity 500 Index Portfolio	7.7
iShares COMEX Gold Trust	6.4
EQ/GAMCO Small Company Value Portfolio	6.2
EQ/BlackRock Basic Value Equity Portfolio	5.9
EQ/AllianceBernstein Small Cap Growth Portfolio	5.5
EQ/International Core PLUS Portfolio	5.1
EQ/Global Bond PLUS Portfolio	5.0
EQ/T.Rowe Price Growth Stock Portfolio	4.8
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	4.3
EQ/Davis New York Venture Portfolio	4.2
EQ/GAMCO Mergers & Acquisitions Portfolio	4.0
SPDR Barclays Capital High Yield Bond ETF	3.3
Vanguard REIT ETF	3.2
Multimanager Core Bond Portfolio	3.0
EQ/Boston Advisors Equity Income Portfolio	2.6
iShares S&P North American Natural Resources Sector Index Fund	2.5
iShares JP Morgan USD Emerging Markets Bond Fund	2.1
iShares MSCI EAFE Small Cap Index Fund	1.9
EQ/Intermediate Government Bond Portfolio	1.7
iShares Cohen & Steers Realty Majors Index Fund	1.3
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	1.3
iShares S&P Developed ex-U.S. Property Index Fund	1.1
EQ/Morgan Stanley Mid Cap Growth Portfolio	1.1
iShares S&P Latin America 40 Index Fund	0.9
iShares Silver Trust	0.9
EQ/PIMCO Ultra Short Bond Portfolio	0.9
iShares MSCI Emerging Markets Index Fund	0.9
iShares FTSE China 25 Index Fund	0.8
EQ/Small Company Index Portfolio	0.8
iShares S&P Global Energy Sector Index Fund	0.6
SPDR S&P Emerging Markets SmallCap ETF	0.5
SPDR S&P Emerging Asia Pacific ETF	0.5
EQ/Core Bond Index Portfolio	0.3
iShares S&P Global Clean Energy Index Fund	0.3
EQ/Mid Cap Index Portfolio	0.2
EQ/International Equity Index Portfolio	0.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 29, 2012, the ‘Hypothetical Expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,068.00	$1.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.38	1.78
Class IB
Actual	1,000.00	1,067.90	1.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.38	1.78
Class K
Actual	1,000.00	1,038.55	0.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.63	0.51

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.35%, 0.35% and 0.10%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 125/366 for Class K (to reflect the actual number of days in the period).

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/AllianceBernstein Small Cap Growth Portfolio‡	870,263	$14,846,182
EQ/BlackRock Basic Value Equity Portfolio‡	1,094,575	15,982,386
EQ/Boston Advisors Equity Income Portfolio‡	1,206,786	7,069,776
EQ/Core Bond Index Portfolio‡	88,567	898,730
EQ/Davis New York Venture Portfolio‡	1,106,924	11,360,873
EQ/Equity 500 Index Portfolio‡	840,982	20,877,166
EQ/GAMCO Mergers & Acquisitions Portfolio‡	866,615	10,907,983
EQ/GAMCO Small Company Value Portfolio‡	395,238	16,683,493
EQ/Global Bond PLUS Portfolio‡	1,375,547	13,585,100
EQ/Intermediate Government Bond Portfolio‡	445,044	4,626,800
EQ/International Core PLUS Portfolio‡	1,576,490	13,952,004
EQ/International Equity Index Portfolio‡	40,081	330,246
EQ/MFS International Growth Portfolio‡	3,304,625	21,861,441
EQ/Mid Cap Index Portfolio‡	63,967	605,457
EQ/Morgan Stanley Mid Cap Growth Portfolio‡	182,272	2,851,299
EQ/PIMCO Ultra Short Bond Portfolio‡	246,657	2,458,289
EQ/Small Company Index Portfolio‡	214,430	2,082,075
EQ/T.Rowe Price Growth Stock Portfolio*‡	536,644	13,040,131
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	95,100	11,546,091
iShares Cohen & Steers Realty Majors Index Fund	46,600	3,659,964
iShares COMEX Gold Trust*	1,060,600	17,255,962
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	55,120	3,502,352
iShares FTSE China 25 Index Fund	56,900	$2,303,312
iShares JP Morgan USD Emerging Markets Bond Fund	46,160	5,668,448
iShares MSCI EAFE Small Cap Index Fund	125,000	5,088,750
iShares MSCI Emerging Markets Index Fund	53,100	2,354,985
iShares S&P Developed ex-U.S. Property Index Fund	79,800	2,897,618
iShares S&P Global Clean Energy Index Fund	98,410	705,600
iShares S&P Global Energy Sector Index Fund	42,560	1,627,920
iShares S&P Latin America 40 Index Fund	57,400	2,516,416
iShares S&P North American Natural Resources Sector Index Fund	176,960	6,752,794
iShares Silver Trust*	84,950	2,493,282
Multimanager Core Bond Portfolio‡	799,334	8,223,704
SPDR Barclays Capital High Yield Bond ETF	218,700	8,901,090
SPDR S&P Emerging Asia Pacific ETF	16,200	1,255,662
SPDR S&P Emerging Markets SmallCap ETF	31,900	1,487,816
Vanguard REIT ETF	131,000	8,619,800

Total Investments (98.9%) (Cost $248,805,207)		270,880,997
Other Assets Less Liabilities (1.1%)		2,904,574

Net Assets (100%)		$273,785,571

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2012, were as follows:

Securities	Market Value December 31, 2011	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)†
EQ/AllianceBernstein Small Cap Growth Portfolio	$9,312,581	$5,763,552	$1,130,642	$14,846,182	$68,866	$849,295
EQ/AXA Franklin Small Cap Value Core Portfolio	2,754,249	50,984	3,409,760	—	—	(496,344)
EQ/BlackRock Basic Value Equity Portfolio	12,080,075	4,663,684	2,296,768	15,982,386	286,523	(1,199)
EQ/Boston Advisors Equity Income Portfolio	5,446,561	1,387,185	557,696	7,069,776	149,203	98,538
EQ/Core Bond Index Portfolio	887,504	26,040	29,600	898,730	15,258	44
EQ/Davis New York Venture Portfolio	10,786,994	434,641	963,046	11,360,873	126,165	62,114

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investments in companies which were affiliates for the year ended December 31, 2012, were as follows:

Securities	Market Value December 31, 2011	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)†
EQ/Equity 500 Index Portfolio	$—	$22,459,309	$2,785,248	$20,877,166	$400,821	$127,728
EQ/Equity Growth PLUS Portfolio	4,201,603	83,493	4,907,844	—	—	(365,222)
EQ/GAMCO Mergers & Acquisitions Portfolio	10,966,873	499,325	904,178	10,907,983	—	240,748
EQ/GAMCO Small Company Value Portfolio	14,924,303	1,030,022	1,206,552	16,683,493	239,465	458,974
EQ/Global Bond PLUS Portfolio	9,754,622	5,819,138	1,674,388	13,585,100	230,183	530,226
EQ/Global Multi-Sector Equity Portfolio	10,291,137	230,532	13,198,230	—	—	(2,347,670)
EQ/Intermediate Government Bond Portfolio (a)	1,918,976	3,227,433	520,779	4,626,800	22,994	18,851
EQ/International Core PLUS Portfolio	13,326,769	670,853	1,817,815	13,952,004	232,808	81,891
EQ/International Equity Index Portfolio	—	12,725,515	12,438,854	330,246	10,306	612,910
EQ/International Value PLUS Portfolio	2,260,285	75,371	3,373,010	—	—	(1,057,491)
EQ/Large Cap Core PLUS Portfolio	10,922,230	220,927	8,808,978	—	—	2,943,745
EQ/Large Cap Growth PLUS Portfolio	11,643,768	1,242,357	10,444,099	—	—	3,720,651
EQ/Large Cap Value PLUS Portfolio	2,598,430	44,335	1,894,546	—	—	920,786
EQ/MFS International Growth Portfolio	7,392,365	14,338,127	2,590,843	21,861,441	254,931	24,305
EQ/Mid Cap Index Portfolio	—	1,884,435	1,336,778	605,457	7,297	71,951
EQ/Morgan Stanley Mid Cap Growth Portfolio	—	3,084,401	110,380	2,851,299	20,530	42,508
EQ/PIMCO Ultra Short Bond Portfolio	7,398,269	280,710	5,288,645	2,458,289	19,978	16,403
EQ/Small Company Index Portfolio	552,990	3,884,825	2,419,621	2,082,075	35,792	127,954
EQ/T.Rowe Price Growth Stock Portfolio	—	13,088,602	535,228	13,040,131	—	6,198
Multimanager Core Bond Portfolio	6,421,063	4,881,921	2,950,369	8,223,704	189,114	385,689
Multimanager International Equity Portfolio	2,177,354	57,633	1,904,505	—	—	313,680
Multimanager Large Cap Core Equity Portfolio	4,234,522	86,450	5,050,897	—	—	(533,340)
Multimanager Large Cap Value Portfolio	3,524,770	88,669	4,002,353	—	—	(179,139)
Multimanager Mid Cap Growth Portfolio	1,874,509	31,773	2,191,170	—	—	(112,964)
Multimanager Mid Cap Value Portfolio	3,294,027	58,370	3,319,325	—	—	187,123
Multimanager Small Cap Growth Portfolio	3,536,215	2,040,642	5,781,408	—	—	51,209
Multimanager Small Cap Value Portfolio	860,069	502,955	1,234,831	—	—	173,021

	$175,343,113	$104,964,209	$111,078,386	$182,243,135	$2,310,234	$6,973,173

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/Intermediate Government Bond Index Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$88,637,862	$—	$—	$88,637,862
Investment Companies	—	182,243,135	—	182,243,135

Total Assets	$88,637,862	$182,243,135	$—	$270,880,997

Total Liabilities	$—	$—	$—	$—

Total	$88,637,862	$182,243,135	$—	$270,880,997

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

The Portfolio held no derivatives contracts during the year ended December 31, 2012.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$113,533,654
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$116,953,509

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$31,645,051
Aggregate gross unrealized depreciation	(9,740,725)

Net unrealized appreciation	$21,904,326

Federal income tax cost of investments	$248,976,671

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Affiliated Issuers (Cost $176,176,962)	$182,243,135
Unaffiliated Issuers (Cost $72,628,245)	88,637,862
Cash	3,384,289
Dividends, interest and other receivables	117,825
Receivable from Separate Accounts for Trust shares sold	105,625
Receivable for securities sold	54,718
Receivable from investment manager	28,494
Other assets	2,194

Total assets	274,574,142

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	674,927
Distribution fees payable - Class IB	56,326
Distribution fees payable - Class IA	1,298
Trustees’ fees payable	118
Accrued expenses	55,902

Total liabilities	788,571

NET ASSETS	$273,785,571

Net assets were comprised of:
Paid in capital	$347,757,246
Accumulated undistributed net investment income (loss)	223,492
Accumulated undistributed net realized gain (loss) on investments	(96,270,957)
Net unrealized appreciation (depreciation) on investments	22,075,790

Net assets	$273,785,571

Class IA
Net asset value, offering and redemption price per share, $6,218,467 / 337,556 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.42

Class IB
Net asset value, offering and redemption price per share, $267,515,034 / 14,488,944 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.46

Class K
Net asset value, offering and redemption price per share, $52,070 / 2,831 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.39

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends ($2,310,234 of dividend income received from affiliates)	$4,242,874
Interest	4,995

Total income	4,247,869

EXPENSES
Distribution fees - Class IB	660,741
Administrative fees	436,822
Investment management fees	269,660
Custodian fees	169,500
Printing and mailing expenses	64,303
Professional fees	52,577
Distribution fees - Class IA	13,405
Trustees’ fees	7,674
Miscellaneous	4,424

Gross expenses	1,679,106
Less: Waiver from investment advisor	(706,482)
Reimbursement from investment advisor	(28,655)

Net expenses	943,969

NET INVESTMENT INCOME (LOSS)	3,303,900

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities ($4,284,114 of realized gain (loss) from affiliates)	4,489,002
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	2,689,059

Net realized gain (loss)	7,178,061

Net change in unrealized appreciation (depreciation) on securities ($13,014,199 of change in unrealized appreciation (depreciation) from affiliates)	19,540,972

NET REALIZED AND UNREALIZED GAIN (LOSS)	26,719,033

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,022,933

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,303,900	$3,633,433
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	7,178,061	5,914,516
Net change in unrealized appreciation (depreciation) on investments	19,540,972	(18,594,001)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	30,022,933	(9,046,052)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(93,811)	(67,982)
Class IB	(4,031,245)	(3,790,165)
Class K†	(865)	—

	(4,125,921)	(3,858,147)

Distributions from net realized capital gains
Class IA	(145,608)	(93,773)
Class IB	(6,285,196)	(6,347,476)
Class K†	(920)	—

	(6,431,724)	(6,441,249)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(10,557,645)	(10,299,396)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 153,713 and 172,795 shares, respectively ]	2,802,803	3,229,218
Capital shares issued in reinvestment of dividends and distributions [ 13,078 and 9,446 shares, respectively ]	239,419	161,755
Capital shares repurchased [ (64,898) and (40,815) shares, respectively ]	(1,193,973)	(758,658)

Total Class IA transactions	1,848,249	2,632,315

Class IB
Capital shares sold [ 1,257,464 and 1,372,706 shares, respectively ]	23,256,739	25,279,242
Capital shares issued in reinvestment of dividends and distributions [ 562,223 and 590,282 shares, respectively ]	10,316,441	10,137,641
Capital shares repurchased [ (2,056,401) and (2,233,434) shares, respectively ]	(37,690,615)	(41,318,782)

Total Class IB transactions	(4,117,435)	(5,901,899)

Class K†
Capital shares sold [ 2,734 and 0 shares, respectively ]	51,289	—
Capital shares issued in reinvestment of dividends and distributions [ 97 and 0 shares, respectively ]	1,785	—

Total Class K transactions	53,074	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,216,112)	(3,269,584)

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,249,176	(22,615,032)
NET ASSETS:
Beginning of year	256,536,395	279,151,427

End of year (a)	$273,785,571	$256,536,395

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$223,492	$367,507

† Class K commenced operations on August 29, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			October 29, 2009* to December 31, 2009
Class IA	2012	2011	2010
Net asset value, beginning of period	$17.11	$18.46	$16.72	$16.39

Income (loss) from investment operations:
Net investment income (loss) (x)	0.25 (e)	0.36 (e)	0.51 (e)	0.25 (e)
Net realized and unrealized gain (loss) on investments	1.80	(0.96)	2.02	0.69

Total from investment operations	2.05	(0.60)	2.53	0.94

Less distributions:
Dividends from net investment income	(0.29)	(0.31)	(0.31)	(0.36)
Distributions from net realized gains	(0.45)	(0.44)	(0.48)	(0.25)

Total dividends and distributions	(0.74)	(0.75)	(0.79)	(0.61)

Net asset value, end of period	$18.42	$17.11	$18.46	$16.72

Total return (b)	11.98%	(3.23)%	15.20%	5.75%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,218	$4,032	$1,739	$11
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.35%	0.10%	0.10%	0.10%
Before waivers and reimbursements (a)(f)	0.62%	0.39%	0.35%	0.43%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.37%	1.95%	2.89%	8.39%
Before waivers and reimbursements (a)(f)(x)	1.09%	1.66%	2.64%	8.06%
Portfolio turnover rate	43%	19%	27%	44%

	Year Ended December 31,
Class IB	2012	2011		2010		2009		2008
Net asset value, beginning of year	$17.15	$18.50		$16.75		$13.76		$21.26

Income (loss) from investment operations:
Net investment income (loss) (x)	0.22 (e)	0.24	(e)	0.23	(e)	0.31	(e)	0.28 (e)
Net realized and unrealized gain (loss) on investments	1.83	(0.89)		2.26		3.28		(6.65)

Total from investment operations	2.05	(0.65)		2.49		3.59		(6.37)

Less distributions:
Dividends from net investment income	(0.29)	(0.26)		(0.26)		(0.32)		(0.42)
Distributions from net realized gains	(0.45)	(0.44)		(0.48)		(0.28)		(0.71)

Total dividends and distributions	(0.74)	(0.70)		(0.74)		(0.60)		(1.13)

Net asset value, end of year	$18.46	$17.15		$18.50		$16.75		$13.76

Total return	11.95%	(3.46)%		14.95%		26.12%		(30.37)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$267,515	$252,504		$277,412		$269,015		$245,400
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.35%	0.35%		0.35%		0.35%		0.35%
Before waivers and reimbursements (f)	0.62%	0.64	%(c)	0.60	%(c)	0.68	%(c)	0.58%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.22%	1.32%		1.34%		2.06%		1.53%
Before waivers and reimbursements (f)(x)	0.95%	1.01%		1.08%		1.75%		1.29%
Portfolio turnover rate	43%	19%		27%		44%		34%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 29, 2012* to December 31, 2012
Net asset value, beginning of year	$18.34

Income (loss) from investment operations:
Net investment income (loss) (x)	0.39	(e)
Net realized and unrealized gain (loss) on investments	0.32

Total from investment operations	0.71

Less distributions:
Dividends from net investment income	(0.32)
Distributions from net realized gains	(0.34)

Total dividends and distributions	(0.66)

Net asset value, end of year	$18.39

Total return (b)	3.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$52
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.10%
Before waivers and reimbursements (a)(f)	0.44%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	6.17	%(l)
Before waivers and reimbursements (a)(f)(x)	5.83	%(l)
Portfolio turnover rate	43%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
Since Incept.
Portfolio – Class IB Shares*	4.14%
Portfolio – Class K Shares*	4.23
S&P 500 Index	1.93
Barclays Intermediate U.S. Government/Credit Index	0.91
* Date of inception 8/29/12. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.14% for the period ended December 31, 2012. This compares to the returns of the following broad market benchmarks: S&P 500 Index 1.93% and the Barclays Intermediate U.S. Government/Credit Index 0.91% over the same period.

Portfolio Highlights

This Portfolio began trading in September 2012 and lacks a meaningful track record. For the third quarter of 2012, it profited from its holdings in developed-world equity markets, as these sectors produced healthy returns. On a relative basis, high-quality fixed-income securities held back returns, as did the Portfolio’s gold holdings.

As of 12/31/2012, the Portfolio’s fixed-income allocation consisted of investment grade bonds (6.0%), international and emerging market bonds (1.2%), and high-yield bonds (1.3%).

As of 12/31/2012, the Portfolio’s equity allocation consisted of large cap growth stocks (10.7%), large cap value stocks (11.3%), small and mid cap stocks (21.4%), international and emerging stocks (22.6%).

As of 12/31/2012, the Portfolio also had 25.5% in alternative investments (e.g., exchange traded funds) that invest in commodities and other instruments that derive their value from natural resources, and the EQ/GAMCO Mergers and Acquisitions Portfolio.

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2012
EQ/MFS International Growth Portfolio	9.0%
EQ/Equity 500 Index Portfolio	8.5
EQ/AllianceBernstein Small Cap Growth Portfolio	7.6
iShares COMEX Gold Trust	7.1
EQ/BlackRock Basic Value Equity Portfolio	7.0
EQ/T.Rowe Price Growth Stock Portfolio	6.1
EQ/GAMCO Small Company Value Portfolio	6.1
EQ/GAMCO Mergers & Acquisitions Portfolio	5.4
EQ/International Core PLUS Portfolio	5.2
Vanguard REIT ETF	5.0
EQ/Davis New York Venture Portfolio	4.9
iShares S&P North American Natural Resources Sector Index Fund	4.2
EQ/Boston Advisors Equity Income Portfolio	3.3
iShares MSCI Emerging Markets Index Fund	2.9
iShares MSCI EAFE Small Cap Index Fund	2.3
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	1.7
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	1.6
EQ/Global Bond PLUS Portfolio	1.5
EQ/Morgan Stanley Mid Cap Growth Portfolio	1.4
SPDR Barclays Capital High Yield Bond ETF	1.3
iShares S&P Developed ex-U.S. Property Index Fund	1.3
iShares Silver Trust	1.2
EQ/Small Company Index Portfolio	1.0
iShares JP Morgan USD Emerging Markets Bond Fund	0.8
iShares S&P Global Energy Sector Index Fund	0.7
SPDR S&P Emerging Markets SmallCap ETF	0.6
Multimanager Core Bond Portfolio	0.5
EQ/Intermediate Government Bond Portfolio	0.5
EQ/International Equity Index Portfolio	0.4
EQ/Mid Cap Index Portfolio	0.3
iShares FTSE China 25 Index Fund	0.3
iShares S&P Latin America 40 Index Fund	0.2
SPDR S&P Emerging Asia Pacific ETF	0.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on August 29, 2012, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IB
Actual	$1,000.00	$1,041.40	$1.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.39	1.77
Class K
Actual	1,000.00	1,042.30	0.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.64	0.50

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.35% and 0.10%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 for the hypothetical example (to reflect the one-half year period), and multiplied by 125/366 for Class IB and Class K (to reflect the actual number of days in the period).

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
EQ/AllianceBernstein Small Cap Growth Portfolio‡	2,384	$40,669
EQ/BlackRock Basic Value Equity Portfolio‡	2,562	37,415
EQ/Boston Advisors Equity Income Portfolio‡	2,985	17,487
EQ/Davis New York Venture Portfolio‡	2,549	26,158
EQ/Equity 500 Index Portfolio‡	1,833	45,502
EQ/GAMCO Mergers & Acquisitions Portfolio‡	2,291	28,838
EQ/GAMCO Small Company Value Portfolio‡	764	32,268
EQ/Global Bond PLUS Portfolio‡	809	7,987
EQ/Intermediate Government Bond Portfolio‡	254	2,635
EQ/International Core PLUS Portfolio‡	3,107	27,498
EQ/International Equity Index Portfolio‡	235	1,933
EQ/MFS International Growth Portfolio‡	7,221	47,768
EQ/Mid Cap Index Portfolio‡	195	1,843
EQ/Morgan Stanley Mid Cap Growth Portfolio‡	467	7,299
EQ/Small Company Index Portfolio‡	566	5,492
EQ/T.Rowe Price Growth Stock Portfolio*‡	1,348	32,758
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	75	9,106
iShares COMEX Gold Trust*	2,340	38,072
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	135	8,578
iShares FTSE China 25 Index Fund	35	1,417

iShares JP Morgan USD Emerging Markets Bond Fund	35	$4,298
iShares MSCI EAFE Small Cap Index Fund	300	12,213
iShares MSCI Emerging Markets Index Fund	345	15,301
iShares S&P Developed ex-U.S. Property Index Fund	190	6,899
iShares S&P Global Energy Sector Index Fund	95	3,634
iShares S&P Latin America 40 Index Fund	30	1,315
iShares S&P North American Natural Resources Sector Index Fund	590	22,514
iShares Silver Trust*	210	6,163
Multimanager Core Bond Portfolio‡	259	2,660
SPDR Barclays Capital High Yield Bond ETF	170	6,919
SPDR S&P Emerging Asia Pacific ETF	10	775
SPDR S&P Emerging Markets SmallCap ETF	70	3,265
Vanguard REIT ETF	405	26,649

Total Investments (102.0%) (Cost $521,898)		533,328
Other Assets Less Liabilities (-2.0%)		(10,209)

Net Assets (100%)		$523,119

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the period ended December 31, 2012, were as follows:

Securities	Market Value August 29, 2012*	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)†
EQ/AllianceBernstein Small Cap Growth Portfolio	$—	$43,422	$1,774	$40,669	$189	$1,983
EQ/BlackRock Basic Value Equity Portfolio	—	38,236	1,608	37,415	670	(11)
EQ/Boston Advisors Equity Income Portfolio	—	17,974	746	17,487	369	191
EQ/Davis New York Venture Portfolio	—	26,861	1,133	26,158	290	(3)
EQ/Equity 500 Index Portfolio	—	47,620	1,995	45,502	873	12
EQ/GAMCO Mergers & Acquisitions Portfolio	—	29,848	1,247	28,838	—	528
EQ/GAMCO Small Company Value Portfolio	—	32,344	1,327	32,268	463	728
EQ/Global Bond PLUS Portfolio	—	8,510	351	7,987	96	168
EQ/Intermediate Government Bond Portfolio (a)	—	2,771	117	2,635	13	10
EQ/International Core PLUS Portfolio	—	27,017	1,134	27,498	447	(4)
EQ/International Equity Index Portfolio	—	1,893	78	1,933	60	—
EQ/MFS International Growth Portfolio	—	46,362	1,948	47,768	552	—
EQ/Mid Cap Index Portfolio	—	1,855	78	1,843	22	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investments in companies which were affiliates for the period ended December 31, 2012, were as follows:

Securities	Market Value August 29, 2012*	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)†
EQ/Morgan Stanley Mid Cap Growth Portfolio	$—	$7,453	$328	$7,299	$52	$53
EQ/Small Company Index Portfolio	—	5,907	236	5,492	95	313
EQ/T.Rowe Price Growth Stock Portfolio	—	33,901	1,455	32,758	—	(13)
Multimanager Core Bond Portfolio	—	2,849	117	2,660	23	77

	$—	$374,823	$15,672	$366,210	$4,214	$4,032

*	The Portfolio commenced operations on August 29, 2012.
†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/Intermediate Government Bond Index Portfolio.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$167,118	$—	$—	$167,118
Investment Companies	—	366,210	—	366,210

Total Assets	$167,118	$366,210	$—	$533,328

Total Liabilities	$—	$—	$—	$—

Total	$167,118	$366,210	$—	$533,328

There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

The Portfolio held no derivatives contracts for the period ended December 31, 2012.

Investment security transactions for the period ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$537,569
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$15,587

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13,284
Aggregate gross unrealized depreciation	(1,952)

Net unrealized appreciation	$11,332

Federal income tax cost of investments	$521,996

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Affiliated Issuers (Cost $359,151)	$366,210
Unaffiliated Issuers (Cost $162,747)	167,118
Cash	2,814
Receivable from investment manager	21,451
Deferred offering cost	15,400
Receivable from Separate Accounts for Trust shares sold	2,060
Dividends, interest and other receivables	124
Receivable for securities sold	2
Other assets	1

Total assets	575,180

LIABILITIES
Distribution fees payable - Class IB	55
Accrued expenses	52,006

Total liabilities	52,061

NET ASSETS	$523,119

Net assets were comprised of:
Paid in capital	$508,308
Accumulated undistributed net investment income (loss)	226
Accumulated undistributed net realized gain (loss) on investments	3,155
Net unrealized appreciation (depreciation) on investments	11,430

Net assets	$523,119

Class IB
Net asset value, offering and redemption price per share, $262,476 / 25,501 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.29

Class K
Net asset value, offering and redemption price per share, $260,643 / 25,326 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.29

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2012*

INVESTMENT INCOME
Dividends ($4,214 of dividend income received from affiliates)	$5,973
Interest	4

Total income	5,977

EXPENSES
Professional fees	36,006
Custodian fees	30,001
Administrative fees	11,271
Offering costs	8,021
Printing and mailing expenses	382
Distribution fees - Class IB	216
Investment management fees	173
Trustees’ fees	4
Miscellaneous	297

Gross expenses	86,371
Less: Waiver from investment advisor	(11,444)
Reimbursement from investment advisor	(74,537)

Net expenses	390

NET INVESTMENT INCOME (LOSS)	5,587

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(85)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	4,117

Net realized gain (loss)	4,032

Net change in unrealized appreciation (depreciation) on securities ($7,059 of change in unrealized appreciation (depreciation) from affiliates)	11,430

NET REALIZED AND UNREALIZED GAIN (LOSS)	15,462

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,049

*	The Portfolio commenced operations on August 29, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

August 29, 2012* to December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,587
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	4,032
Net change in unrealized appreciation (depreciation) on investments	11,430

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	21,049

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(3,068)
Class K	(3,290)

(6,358)

Distributions from net realized capital gains
Class IB	(17)
Class K	(18)

(35)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(6,393)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 25,199 shares, respectively ]	252,049
Capital shares issued in reinvestment of dividends and distributions [ 302 shares, respectively ]	3,085

Total Class IB transactions	255,134

Class K
Capital shares sold [ 25,002 shares, respectively ]	250,021
Capital shares issued in reinvestment of dividends and distributions [ 324 shares, respectively ]	3,308

Total Class K transactions	253,329

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	508,463

TOTAL INCREASE (DECREASE) IN NET ASSETS	523,119
NET ASSETS:
Beginning of period	—

End of period (a)	$523,119

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$226

* The Portfolio commenced operations on August 29, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	August 29, 2012* to December 31, 2012
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.11	(e)
Net realized and unrealized gain (loss) on investments	0.30

Total from investment operations	0.41

Less distributions:
Dividends from net investment income	(0.12)
Distributions from net realized gains	—	#

Total dividends and distributions	(0.12)

Net asset value, end of period	$10.29

Total return (b)	4.14%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$262
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.35%
Before waivers and reimbursements (a)(f)	36.02%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	3.08	%(l)
Before waivers and reimbursements (a)(f)(x)	(32.59	)%(l)
Portfolio turnover rate	3%

Class K	August 29, 2012* to December 31, 2012
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.12	(e)
Net realized and unrealized gain (loss) on investments	0.30

Total from investment operations	0.42

Less distributions:
Dividends from net investment income	(0.13)
Distributions from net realized gains	—	#

Total dividends and distributions	(0.13)

Net asset value, end of period	$10.29

Total return (b)	4.23%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$261
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.10%
Before waivers and reimbursements (a)(f)	35.77%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	3.33	%(l)
Before waivers and reimbursements (a)(f)(x)	(32.35	)%(l)
Portfolio turnover rate	3%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	Since Incept.
Portfolio – Class IB Shares*	2.49%	2.59%
S&P 500 Index	16.00	21.32
Barclays Intermediate U.S. Government Bond Index	1.73	2.00
Barclays U.S. Aggregate Bond Index	4.21	4.51
90% Barclays Intermediate U.S. Government Bond Index/1.5% VMI – Intl/1.5% VMI – MCC/5.5% VMI – LCC/1.5% VMI – SCC	3.19	3.65
* Date of inception 9/28/11.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.49% for the year ended December 31, 2012. This compares to the returns of the following broad market benchmarks, the S&P 500 Index 16.00% and the Barclays Intermediate U.S. Government Bond Index 1.73%, and the 90% Barclays Intermediate U.S. Government Bond Index/1.5% VMI — Intl/1.5% VMI — MCC/5.5% VMI — LCC and 1.5% VMI — SCC 3.19% over the same period.

Portfolio Highlights

The Portfolio continued to be predominately exposed to relatively short-duration, high-quality U.S. government bonds, which performed in line with the fixed-income benchmark, the Barclays Intermediate U.S. Government Bond Index. These holdings hurt performance as high-quality bonds sagged and lower-quality issuers rose in response to a perceived reduction in global credit risk. The Portfolio performed in line with its hypothetical composite, which includes volatility managed indexes (less investment fees), as there was subdued volatility in the stock market in 2012.

As of 12/31/2012, the Portfolio’s equity allocation consisted of large cap growth stocks (2.5%), large cap value stocks (2.5%), international stocks (1.8%) and small and mid cap stocks (3.8%).

As of 12/31/2012, the Portfolio’s fixed income allocation consisted of investment grade bonds (89.4%).

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2012
EQ/Intermediate Government Bond Portfolio	89.3%
AXA Tactical Manager 500 Portfolio	6.2
AXA Tactical Manager 2000 Portfolio	2.2
AXA Tactical Manager International Portfolio	1.7
AXA Tactical Manager 400 Portfolio	0.6

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IB
Actual	$1,000.00	$1,006.83	$2.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.61	2.56

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.50%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio‡	464	$7,041
AXA Tactical Manager 400 Portfolio‡	119	1,900
AXA Tactical Manager 500 Portfolio‡	1,354	19,835
AXA Tactical Manager International Portfolio‡	462	5,584
EQ/Intermediate Government Bond Portfolio‡	27,600	286,934

Total Investments (107.3%) (Cost $320,591)		321,294
Other Assets Less Liabilities (-7.3%)		(21,929)

Net Assets (100%)		$299,365

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2012, were as follows:

Securities	Market Value December 31, 2011	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)†
AXA Tactical Manager 2000 Portfolio	$1,561	$24,771	$19,885	$7,041	$44	$779
AXA Tactical Manager 400 Portfolio	434	7,064	5,747	1,900	10	146
AXA Tactical Manager 500 Portfolio	5,183	88,216	74,528	19,835	195	1,886
AXA Tactical Manager International Portfolio	1,403	21,415	17,885	5,584	54	492
EQ/Intermediate Government Bond Portfolio (a)	72,646	1,273,083	1,057,005	286,934	1,675	2,063

	$81,227	$1,414,549	$1,175,050	$321,294	$1,978	$5,366

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/Intermediate Government Bond Index Portfolio.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$321,294	$—	$321,294

Total Assets	$—	$321,294	$—	$321,294

Total Liabilities	$—	$—	$—	$—

Total	$—	$321,294	$—	$321,294

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Portfolio held no derivatives contracts for the year ended December 31, 2012.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,414,549
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,178,699

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,472
Aggregate gross unrealized depreciation	(1,995)

Net unrealized appreciation	$477

Federal income tax cost of investments	$320,817

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Affiliated Issuers (Cost $320,591)	$321,294
Cash	1,597
Receivable from investment manager	3,597
Receivable from Separate Accounts for Trust shares sold	3,221
Other assets	1

Total assets	329,710

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	5,927
Payable for securities purchased	1,595
Distribution fees payable - Class IB	95
Trustees’ fees payable	1
Accrued expenses	22,727

Total liabilities	30,345

NET ASSETS	$299,365

Net assets were comprised of:
Paid in capital	$296,835
Accumulated undistributed net investment income (loss)	442
Accumulated undistributed net realized gain (loss) on investments	1,385
Net unrealized appreciation (depreciation) on investments	703

Net assets	$299,365

Class IB
Net asset value, offering and redemption price per share, $299,365 / 29,520 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.14

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$1,978
Interest	4

Total income	1,982

EXPENSES
Professional fees	36,506
Administrative fees	32,798
Offering costs	23,186
Custodian fees	10,000
Printing and mailing expenses	1,025
Distribution fees - Class IB	495
Investment management fees	198
Trustees’ fees	4
Miscellaneous	2

Gross expenses	104,214
Less: Waiver from investment advisor	(32,997)
Reimbursement from investment advisor	(70,384)

Net expenses	833

NET INVESTMENT INCOME (LOSS)	1,149

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	3,649
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	1,717

Net realized gain (loss)	5,366

Net change in unrealized appreciation (depreciation) on securities (All of change in unrealized appreciation (depreciation) from affiliates)	568

NET REALIZED AND UNREALIZED GAIN (LOSS)	5,934

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,083

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	September 28, 2011* to December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,149	$427
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	5,366	221
Net change in unrealized appreciation (depreciation) on investments	568	135

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,083	783

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(1,487)	(441)
Distributions from net realized capital gains
Class IB	(3,472)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(4,959)	(441)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 127,767 and 12,470 shares, respectively ]	1,300,495	124,852
Capital shares issued in reinvestment of dividends and distributions [ 494 and 44 shares, respectively ]	4,959	441
Capital shares repurchased [ (108,777) and (2,478) shares, respectively ]	(1,109,017)	(24,831)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	196,437	100,462

TOTAL INCREASE (DECREASE) IN NET ASSETS	198,561	100,804
NET ASSETS:
Beginning of period	100,804	—

End of period (a)	$299,365	$100,804

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$442	$50

* The Portfolio commenced operations on September 28, 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2012		September 28, 2011* to December 31, 2011
Net asset value, beginning of period	$10.04		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.06	(e)	0.04	(e)
Net realized and unrealized gain (loss) on investments	0.19		0.04

Total from investment operations	0.25		0.08

Less distributions:
Dividends from net investment income	(0.04)		(0.04)
Distributions from net realized gains	(0.11)		—

Total dividends and distributions	(0.15)		(0.04)

Net asset value, end of period	$10.14		$10.04

Total return (b)	2.49%		0.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$299		$101
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.42	%(j)	0.81	%(j)
Before waivers and reimbursements (a)(f)	52.57%		126.79%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.58%		1.57	%(l)
Before waivers and reimbursements (a)(f)(x)	(51.57)%		(124.42	)%(l)
Portfolio turnover rate	553%		99%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	Since Incept.
Portfolio – Class IB Shares*	4.47%	5.60%
S&P 500 Index	16.00	16.79
Barclays Intermediate U.S. Government Bond Index	1.73	3.59
Barclays U.S. Aggregate Bond Index	4.21	6.52
66% Barclays Intermediate U.S. Government Bond Index/3% VMI – Intl/3% VMI – MCC/11% VMI – LCC/3% VMI – SCC/14% Bank of America Merrill Lynch 3-Month Treasury Bill Index	4.42	5.52
* Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.47% for the year ended December 31, 2012. This compares to the returns of the following broad market benchmarks: S&P 500 Index 16.00%, the Barclays Intermediate U.S. Government/Credit Index 1.73% and the 66% Barclays Intermediate U.S. Government Bond Index/3% VMI — Intl/3% VMI — MCC/11% VMI — LCC/3% VMI — SCC/14% Bank of America Merrill Lynch 3-Month Treasury Bill Index 4.42% over the same period.

Portfolio Highlights

In line with broad market performance, the Portfolio’s minimal holdings in U.S. and international equities offered attractive returns in 2012 as the global economy began to regain its footing, at least fitfully, after the financial crisis of 2008. The Portfolio’s high allocation to bonds, which were very high-quality and relatively short duration, hurt performance, as high-quality bonds sagged and lower-quality issuers rose in response to a perceived reduction in global credit risk. The Portfolio performed in line with its hypothetical composite, which includes volatility managed indexes (less investment fees), as there was subdued volatility in the stock market in 2012.

As of 12/31/2012, the Portfolio’s equity allocation consisted of large cap growth stocks (5.0%), large cap value stocks (5.0%), international stocks (3.4%) and small and mid cap stocks (7.0%).

As of 12/31/2012, the Portfolio’s fixed income allocation consisted of investment grade bonds (79.6%).

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2012
EQ/Intermediate Government Bond Portfolio	36.0%
EQ/Core Bond Index Portfolio	30.5
EQ/AllianceBernstein Short-Term Bond Portfolio	13.0
AXA Tactical Manager 500 Portfolio	12.4
AXA Tactical Manager 2000 Portfolio	4.0
AXA Tactical Manager International Portfolio	3.2
AXA Tactical Manager 400 Portfolio	0.9

AXA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IB
Actual	$1,000.00	$1,019.70	$2.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.97	2.19

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.43%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio‡	1,365,640	$20,735,102
AXA Tactical Manager 400 Portfolio‡	287,595	4,581,411
AXA Tactical Manager 500 Portfolio‡	4,334,308	63,501,069
AXA Tactical Manager International Portfolio‡	1,350,898	16,320,182
EQ/AllianceBernstein Short-Term Bond Portfolio‡	7,118,343	66,798,009
EQ/Core Bond Index Portfolio‡	15,429,179	156,567,813

EQ/Intermediate Government Bond Portfolio‡	17,759,815	$184,635,949

Total Investments (99.9%) (Cost $504,012,546)		513,139,535
Other Assets Less Liabilities (0.1%)		572,358

Net Assets (100%)		$513,711,893

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2012, were as follows:

Securities	Market Value December 31, 2011	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)†
AXA Tactical Manager 2000 Portfolio	$10,811,045	$9,277,906	$1,199,868	$20,735,102	$110,928	$241,308
AXA Tactical Manager 400 Portfolio	3,459,859	1,600,027	1,011,363	4,581,411	20,480	33,317
AXA Tactical Manager 500 Portfolio	39,497,525	27,082,993	8,499,485	63,501,069	510,582	795,766
AXA Tactical Manager International Portfolio	9,415,868	6,720,444	1,876,401	16,320,182	132,342	(672)
EQ/AllianceBernstein Short-Term Bond Portfolio	39,258,778	28,815,381	1,402,706	66,798,009	815,164	106
EQ/Core Bond Index Portfolio	123,628,750	69,639,918	38,214,204	156,567,813	2,607,688	(3,995)
EQ/Intermediate Government Bond Portfolio (a)	83,397,408	106,521,449	5,387,951	184,635,949	893,987	686,614

	$309,469,233	$249,658,118	$57,591,978	$513,139,535	$5,091,171	$1,752,444

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/Intermediate Government Bond Index Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$513,139,535	$—	$513,139,535

Total Assets	$—	$513,139,535	$—	$513,139,535

Total Liabilities	$—	$—	$—	$—

Total	$—	$513,139,535	$—	$513,139,535

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

The Portfolio held no derivatives contracts for the year ended December 31, 2012.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$249,658,118
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$57,584,262

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$11,728,525
Aggregate gross unrealized depreciation	(2,680,403)

Net unrealized appreciation	$9,048,122

Federal income tax cost of investments	$504,091,413

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Affiliated Issuers (Cost $504,012,546)	$513,139,535
Cash	2,044,423
Receivable from Separate Accounts for Trust shares sold	1,240,408
Dividends, interest and other receivables	108
Other assets	1,507

Total assets	516,425,981

LIABILITIES
Payable for securities purchased	1,760,498
Payable to Separate Accounts for Trust shares redeemed	741,561
Distribution fees payable - Class IB	105,935
Administrative fees payable	57,001
Accrued expenses	49,093

Total liabilities	2,714,088

NET ASSETS	$513,711,893

Net assets were comprised of:
Paid in capital	$503,852,177
Accumulated undistributed net investment income (loss)	8,913
Accumulated undistributed net realized gain (loss) on investments	723,814
Net unrealized appreciation (depreciation) on investments	9,126,989

Net assets	$513,711,893

Class IB
Net asset value, offering and redemption price per share, $513,711,893 / 45,086,906 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.39

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$5,091,171
Interest	1,003

Total income	5,092,174

EXPENSES
Distribution fees - Class IB	1,003,067
Administrative fees	634,347
Investment management fees	401,221
Professional fees	60,375
Printing and mailing expenses	45,557
Custodian fees	38,000
Trustees’ fees	10,569
Miscellaneous	8,008

Gross expenses	2,201,144
Less: Waiver from investment advisor	(473,041)

Net expenses	1,728,103

NET INVESTMENT INCOME (LOSS)	3,364,071

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(7,716)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	1,760,160

Net realized gain (loss)	1,752,444

Net change in unrealized appreciation (depreciation) on securities (All of change in unrealized appreciation (depreciation) from affiliates)	11,604,162

NET REALIZED AND UNREALIZED GAIN (LOSS)	13,356,606

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,720,677

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,364,071	$3,799,638
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	1,752,444	215,545
Net change in unrealized appreciation (depreciation) on investments	11,604,162	(2,933,133)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,720,677	1,082,050

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(4,047,408)	(4,133,858)
Distributions from net realized capital gains
Class IB	—	(3,497,754)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(4,047,408)	(7,631,612)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 22,742,275 and 17,325,823 shares, respectively ]	257,299,476	194,759,173
Capital shares issued in reinvestment of dividends and distributions [ 355,879 and 693,900 shares, respectively ]	4,047,408	7,631,612
Capital shares repurchased [ (6,246,644) and (4,904,249) shares, respectively ]	(70,682,099)	(54,955,677)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	190,664,785	147,435,108

TOTAL INCREASE (DECREASE) IN NET ASSETS	203,338,054	140,885,546
NET ASSETS:
Beginning of year	310,373,839	169,488,293

End of year (a)	$513,711,893	$310,373,839

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$8,913	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						April 30, 2009* to December 31, 2009
Class IB	2012		2011		2010
Net asset value, beginning of period	$10.99		$11.21		$10.62		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.09	(e)	0.18	(e)	0.19	(e)	0.56	(e)
Net realized and unrealized gain (loss) on investments	0.40		(0.10)		0.57		0.27	†

Total from investment operations	0.49		0.08		0.76		0.83

Less distributions:
Dividends from net investment income	(0.09)		(0.15)		(0.13)		(0.19)
Distributions from net realized gains	—		(0.15)		(0.04)		(0.02)

Total dividends and distributions	(0.09)		(0.30)		(0.17)		(0.21)

Net asset value, end of period	$11.39		$10.99		$11.21		$10.62

Total return (b)	4.47%		0.70%		7.23%		8.26%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$513,712		$310,374		$169,488		$33,505
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.43	%(j)	0.41	%(j)	0.42	%(j)	0.42	%(j)
Before waivers and reimbursements (a)(f)	0.55%		0.56%		0.62%		2.00%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.84%		1.62%		1.71%		7.82%
Before waivers and reimbursements (a)(f)(x)	0.72%		1.47%		1.50%		6.24%
Portfolio turnover rate	14%		21%		65%		15%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	Since Incept.
Portfolio – Class IB Shares*	7.17%	7.65%
S&P 500 Index	16.00	16.79
Barclays Intermediate U.S. Government Bond Index	1.73	3.59
Barclays U.S. Aggregate Bond Index	4.21	6.52
50% Barclays Intermediate U.S. Government Bond Index/7% VMI – Intl/7% VMI – MCC/19% VMI – LCC/7% VMI – SCC/10% Bank of America Merrill Lynch 3-Month Treasury Bill Index	7.45	8.00
* Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 7.17% for the year ended December 31, 2012. This compares to the returns of the following broad market benchmarks: S&P 500 Index 16.00%, the Barclays Intermediate U.S. Government Bond Index 1.73%, and the 50% Barclays Intermediate U.S. Government Bond Index/7% VMI — Intl/7% VMI — MCC/19% VMI — LCC/7% VMI — SCC/10% Bank of America Merrill Lynch 3-Month Treasury Bill Index 7.45% over the same period.

Portfolio Highlights

In line with broad market performance, the Portfolio’s minimal holdings in U.S. and international equities offered attractive returns in 2012 as the global economy began to regain its footing, at least fitfully, after the financial crisis of 2008. The Portfolio’s high allocation to bonds, which were very high-quality and relatively short duration, hurt performance, as high-quality bonds sagged and lower-quality issuers rose in response to a perceived reduction in global credit risk. The Portfolio performed in line with its hypothetical composite, which includes volatility managed indexes (less investment fees), as there was subdued volatility in the stock market in 2012.

As of 12/31/2012, the Portfolio’s equity allocation consisted of large cap growth stocks (10.2%), large cap value stocks (10.0%), international stocks (6.9%) and small and mid cap stocks (13.7%).

As of 12/31/2012, the Portfolio’s fixed income allocation consisted of investment grade bonds (59.2%).

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2012
EQ/Intermediate Government Bond Portfolio	26.6%
AXA Tactical Manager 500 Portfolio	24.9
EQ/Core Bond Index Portfolio	22.8
EQ/AllianceBernstein Short-Term Bond Portfolio	9.6
AXA Tactical Manager 2000 Portfolio	8.3
AXA Tactical Manager International Portfolio	6.6
AXA Tactical Manager 400 Portfolio	1.2

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IB
Actual	$1,000.00	$1,032.20	$2.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.88	2.28

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.45%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio‡	4,114,509	$62,472,362
AXA Tactical Manager 400 Portfolio‡	554,848	8,838,781
AXA Tactical Manager 500 Portfolio‡	12,714,009	186,270,368
AXA Tactical Manager International Portfolio‡	4,056,772	49,009,824
EQ/AllianceBernstein Short-Term Bond Portfolio‡	7,656,188	71,845,115
EQ/Core Bond Index Portfolio‡	16,836,673	170,850,378
EQ/Intermediate Government Bond Portfolio‡	19,128,440	198,864,559

Total Investments (99.9%) (Cost $722,232,571)		748,151,387
Other Assets Less Liabilities (0.1%)		624,087

Net Assets (100%)		$748,775,474

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2012, were as follows:

Securities	Market Value December 31, 2011	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)†
AXA Tactical Manager 2000 Portfolio	$31,995,307	$27,509,803	$2,491,019	$62,472,362	$335,922	$725,704
AXA Tactical Manager 400 Portfolio	9,217,335	2,838,436	4,448,857	8,838,781	39,690	40,848
AXA Tactical Manager 500 Portfolio	121,006,267	69,879,900	20,983,171	186,270,368	1,505,971	2,358,038
AXA Tactical Manager International Portfolio	28,749,749	17,792,692	3,651,320	49,009,824	399,415	4,144
EQ/AllianceBernstein Short-Term Bond Portfolio	43,324,542	30,496,376	2,132,874	71,845,115	881,352	43
EQ/Core Bond Index Portfolio	137,456,130	71,254,261	39,668,194	170,850,378	2,861,307	(6,959)
EQ/Intermediate Government Bond Portfolio (a)	93,623,474	110,439,724	5,388,752	198,864,559	968,548	744,830

	$465,372,804	$330,211,192	$78,764,187	$748,151,387	$6,992,205	$3,866,648

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/Intermediate Government Bond Index Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$748,151,387	$—	$748,151,387

Total Assets	$—	$748,151,387	$—	$748,151,387

Total Liabilities	$—	$—	$—	$—

Total	$—	$748,151,387	$—	$748,151,387

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

The Portfolio held no derivatives contracts for the year ended December 31, 2012.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$330,211,192
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$78,734,785

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$28,755,957
Aggregate gross unrealized depreciation	(2,933,401)

Net unrealized appreciation	$25,822,556

Federal income tax cost of investments	$722,328,831

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Affiliated Issuers (Cost $722,232,571)	$748,151,387
Cash	776,506
Receivable from Separate Accounts for Trust shares sold	1,481,409
Dividends, interest and other receivables	89
Other assets	2,080

Total assets	750,411,471

LIABILITIES
Payable for securities purchased	866,706
Payable to Separate Accounts for Trust shares redeemed	462,397
Distribution fees payable - Class IB	155,135
Administrative fees payable	95,834
Investment management fees payable	3,727
Accrued expenses	52,198

Total liabilities	1,635,997

NET ASSETS	$748,775,474

Net assets were comprised of:
Paid in capital	$720,932,030
Accumulated undistributed net investment income (loss)	27,335
Accumulated undistributed net realized gain (loss) on investments	1,897,293
Net unrealized appreciation (depreciation) on investments	25,918,816

Net assets	$748,775,474

Class IB
Net asset value, offering and redemption price per share, $748,775,474 / 61,212,489 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.23

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$6,992,205
Interest	834

Total income	6,993,039

EXPENSES
Distribution fees - Class IB	1,505,707
Administrative fees	935,934
Investment management fees	602,274
Printing and mailing expenses	67,992
Professional fees	65,180
Custodian fees	38,000
Trustees’ fees	15,814
Miscellaneous	9,517

Gross expenses	3,240,418
Less: Waiver from investment advisor	(529,179)

Net expenses	2,711,239

NET INVESTMENT INCOME (LOSS)	4,281,800

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(29,402)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	3,896,050

Net realized gain (loss)	3,866,648

Net change in unrealized appreciation (depreciation) on securities (All of change in unrealized appreciation (depreciation) from affiliates)	31,331,578

NET REALIZED AND UNREALIZED GAIN (LOSS)	35,198,226

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$39,480,026

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,281,800	$4,566,705
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	3,866,648	1,560,573
Net change in unrealized appreciation (depreciation) on investments	31,331,578	(12,671,936)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	39,480,026	(6,544,658)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(5,704,281)	(5,554,942)
Distributions from net realized capital gains
Class IB	—	(6,320,642)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(5,704,281)	(11,875,584)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 24,353,949 and 18,386,956 shares, respectively ]	292,987,716	219,418,484
Capital shares issued in reinvestment of dividends and distributions [ 467,644 and 1,034,999 shares, respectively ]	5,704,281	11,875,584
Capital shares repurchased [ (4,163,305) and (3,049,478) shares, respectively ]	(50,011,485)	(36,612,376)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	248,680,512	194,681,692

TOTAL INCREASE (DECREASE) IN NET ASSETS	282,456,257	176,261,450
NET ASSETS:
Beginning of year	466,319,217	290,057,767

End of year (a)	$748,775,474	$466,319,217

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$27,335	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						April 30, 2009* to December 31, 2009
Class IB	2012		2011		2010
Net asset value, beginning of period	$11.50		$11.99		$11.17		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x).	0.09	(e)	0.15	(e)	0.16	(e)	0.46	(e)
Net realized and unrealized gain (loss) on investments	0.73		(0.31)		0.85		0.90

Total from investment operations	0.82		(0.16)		1.01		1.36

Less distributions:
Dividends from net investment income	(0.09)		(0.14)		(0.13)		(0.15)
Distributions from net realized gains	—		(0.19)		(0.06)		(0.04)

Total dividends and distributions	(0.09)		(0.33)		(0.19)		(0.19)

Net asset value, end of period	$12.23		$11.50		$11.99		$11.17

Total return (b)	7.17%		(1.32)%		9.05%		13.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$748,775		$466,319		$290,058		$55,081
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.45	%(j)	0.43	%(j)	0.43	%(j)	0.43	%(j)
Before waivers and reimbursements (a)(f)	0.54%		0.54%		0.58%		1.39%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.71%		1.22%		1.37%		6.07%
Before waivers and reimbursements (a)(f)(x)	0.62%		1.11%		1.22%		5.12%
Portfolio turnover rate	13%		19%		51%		22%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.00%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA BALANCED STRATEGY PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	Since Incept.
Portfolio – Class IA Shares**	8.53%	8.52%
Portfolio – Class IB Shares*	8.52	8.34
S&P 500 Index	16.00	16.79
Barclays Intermediate U.S. Government Bond Index†	1.73	3.59
Barclays U.S. Aggregate Bond Index	4.21	6.52
42% Barclays Intermediate U.S. Government Bond Index/8% VMI – Intl /8% VMI – MCC /26% VMI – LCC /8% VMI – SCC/8% Bank of America Merrill Lynch 3-Month Treasury Bill Index	8.95	9.24

†    In 2012, the Investment Manager revised the Portfolio’s benchmark index to be the Barclays Intermediate U.S. Government Bond Index which more closely reflects the market sectors in which the Portfolio invests. Accordingly, the Barclays U.S. Aggregate Bond Index is no longer the benchmark of the Portfolio.

*    Date of inception 4/30/09.

**   Date of inception 9/11/09.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.52% for the year ended December 31, 2012. This compares to the returns of the following broad market benchmarks: the S&P 500 Index 16.00%, the Barclays Intermediate U.S. Government/Credit Index 1.73% and the 42% Barclays Intermediate U.S. Government Bond Index/8% VMI — Intl/8% VMI — MCC/26% VMI — LCC/8% VMI — SCC/8% Bank of America Merrill Lynch 3-Month Treasury Bill Index 8.95% over the same period.

Portfolio Highlights

In line with broad market performance, the Portfolio’s moderate holdings in U.S. and international equities offered attractive returns in 2012 as the global economy began to regain its footing, at least fitfully, after the financial crisis of 2008. The Portfolio’s allocation to bonds, which were very high-quality and relatively short duration, hurt performance, as high-quality bonds sagged and lower-quality issuers rose in response to a perceived reduction in global credit risk. The Portfolio performed in line with its hypothetical composite, which includes volatility managed indexes (less investment fees), as there was subdued volatility in the stock market in 2012.

As of 12/31/2012, the Portfolio’s equity allocation consisted of large cap growth stocks (12.6%), large cap value stocks (12.4%), international stocks (8.7%) and small and mid cap stocks (17.0%).

As of 12/31/2012, the Portfolio’s fixed income allocation consisted of investment grade bonds (49.3%).

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2012
AXA Tactical Manager 500 Portfolio	31.0%
EQ/Intermediate Government Bond Portfolio	22.1
EQ/Core Bond Index Portfolio	19.0
AXA Tactical Manager 2000 Portfolio	10.3
AXA Tactical Manager International Portfolio	8.2
EQ/AllianceBernstein Short-Term Bond Portfolio	7.9
AXA Tactical Manager 400 Portfolio	1.5

AXA BALANCED STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,038.90	$2.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.71	2.46
Class IB
Actual	1,000.00	1,038.90	2.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.71	2.46

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.48% and 0.48%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio‡	10,039,060	$152,427,375
AXA Tactical Manager 400 Portfolio‡	1,350,048	21,506,377
AXA Tactical Manager 500 Portfolio‡	31,182,775	456,852,503
AXA Tactical Manager International Portfolio‡	10,076,514	121,734,278
EQ/AllianceBernstein Short-Term Bond Portfolio‡	12,372,584	116,103,432
EQ/Core Bond Index Portfolio‡	27,651,265	280,591,601
EQ/Intermediate Government Bond Portfolio‡	31,282,933	325,226,033

Total Investments (99.9%) (Cost $1,414,361,517)		1,474,441,599
Other Assets Less Liabilities (0.1%)		1,230,752

Net Assets (100%)		$1,475,672,351

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2012, were as follows:

Securities	Market Value December 31, 2011	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)†
AXA Tactical Manager 2000 Portfolio	$81,095,560	$64,222,851	$6,448,795	$152,427,375	$822,798	$1,783,435
AXA Tactical Manager 400 Portfolio	19,896,818	6,712,700	8,003,764	21,506,377	96,916	60,868
AXA Tactical Manager 500 Portfolio	294,586,125	163,505,381	41,140,194	456,852,503	3,709,626	5,810,364
AXA Tactical Manager International Portfolio	70,418,420	43,774,793	7,538,882	121,734,278	996,029	(1,867)
EQ/AllianceBernstein Short-Term Bond Portfolio	70,423,845	49,042,391	3,618,723	116,103,432	1,430,674	(234)
EQ/Core Bond Index Portfolio	224,637,694	117,820,795	64,836,359	280,591,601	4,719,799	(3,169)
EQ/Intermediate Government Bond Portfolio (a)	150,782,296	183,179,284	9,050,003	325,226,033	1,590,867	1,224,733

	$911,840,758	$628,258,195	$140,636,720	$1,474,441,599	$13,366,709	$8,874,130

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/Intermediate Government Bond Index Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,474,441,599	$—	$1,474,441,599

Total Assets	$—	$1,474,441,599	$—	$1,474,441,599

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,474,441,599	$—	$1,474,441,599

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

The Portfolio held no derivatives contracts for the year ended December 31, 2012.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$628,258,195
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$140,535,259

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$64,712,355
Aggregate gross unrealized depreciation	(4,762,092)

Net unrealized appreciation	$59,950,263

Federal income tax cost of investments	$1,414,491,336

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,414,361,517)	$1,474,441,599
Cash	481,502
Receivable from Separate Accounts for Trust shares sold	2,782,805
Dividends, interest and other receivables	135
Other assets	4,233

Total assets	1,477,710,274

LIABILITIES
Payable for securities purchased	1,045,817
Payable to Separate Accounts for Trust shares redeemed	371,015
Distribution fees payable - Class IB	305,992
Administrative fees payable	186,382
Investment management fees payable	63,656
Distribution fees payable - Class IA	54
Accrued expenses	65,007

Total liabilities	2,037,923

NET ASSETS	$1,475,672,351

Net assets were comprised of:
Paid in capital	$1,410,537,373
Accumulated undistributed net investment income (loss)	64,120
Accumulated undistributed net realized gain (loss) on investments	4,990,776
Net unrealized appreciation (depreciation) on investments	60,080,082

Net assets	$1,475,672,351

Class IA
Net asset value, offering and redemption price per share, $256,918 / 20,478 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.55

Class IB
Net asset value, offering and redemption price per share, $1,475,415,433 / 117,473,892 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.56

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$13,366,709
Interest	1,251

Total income	13,367,960

EXPENSES
Distribution fees - Class IB	2,980,972
Administrative fees	1,821,491
Investment management fees	1,192,631
Printing and mailing expenses	134,053
Professional fees	79,505
Custodian fees	34,500
Trustees’ fees	31,248
Distribution fees - Class IA	647
Miscellaneous	17,323

Gross expenses	6,292,370
Less: Waiver from investment advisor	(508,412)

Net expenses	5,783,958

NET INVESTMENT INCOME (LOSS)	7,584,002

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(101,461)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	8,975,591

Net realized gain (loss)	8,874,130

Net change in unrealized appreciation (depreciation) on securities (All of change in unrealized appreciation (depreciation) from affiliates)	74,979,366

NET REALIZED AND UNREALIZED GAIN (LOSS)	83,853,496

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$91,437,498

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,584,002	$7,864,670
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	8,874,130	4,788,152
Net change in unrealized appreciation (depreciation) on investments	74,979,366	(34,275,007)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	91,437,498	(21,622,185)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,901)	(7,736)
Class IB	(10,815,646)	(10,265,023)

	(10,817,547)	(10,272,759)

Distributions from net realized capital gains
Class IA	—	(4,834)
Class IB	—	(11,786,041)

	—	(11,790,875)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(10,817,547)	(22,063,634)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 0 and 133,317 shares, respectively ]	—	1,574,942
Capital shares issued in reinvestment of dividends and distributions [ 152 and 1,084 shares, respectively ]	1,901	12,570
Capital shares repurchased [ (27,300) and (116,296) shares, respectively ]	(321,174)	(1,402,627)

Total Class IA transactions	(319,273)	184,885

Class IB
Capital shares sold [ 43,567,910 and 35,149,474 shares, respectively ]	535,907,871	428,492,414
Capital shares issued in reinvestment of dividends and distributions [ 864,000 and 1,898,708 shares, respectively ]	10,815,646	22,051,064
Capital shares repurchased [ (5,195,152) and (2,537,416) shares, respectively ]	(64,020,411)	(31,054,874)

Total Class IB transactions	482,703,106	419,488,604

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	482,383,833	419,673,489

TOTAL INCREASE (DECREASE) IN NET ASSETS	563,003,784	375,987,670
NET ASSETS:
Beginning of year	912,668,567	536,680,897

End of year (a)	$1,475,672,351	$912,668,567

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$64,120	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						September 11, 2009* to December 31, 2009
Class IA	2012		2011		2010
Net asset value, beginning of period	$11.65		$12.25		$11.31		$11.18

Income (loss) from investment operations:
Net investment income (loss) (x)	0.05	(e)	0.18	(e)	0.05	(e)	0.16	(e)
Net realized and unrealized gain (loss) on investments	0.94		(0.44)		1.12		0.17

Total from investment operations	0.99		(0.26)		1.17		0.33

Less distributions:
Dividends from net investment income	(0.09)		(0.16)		(0.17)		(0.15)
Distributions from net realized gains	—		(0.18)		(0.06)		(0.05)

Total dividends and distributions	(0.09)		(0.34)		(0.23)		(0.20)

Net asset value, end of period	$12.55		$11.65		$12.25		$11.31

Total return (b)	8.53%		(2.08)%		10.31%		2.99%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$257		$555		$362		$404
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.48	%(j)	0.21	%(k)	0.22	%(k)	0.15	%(k)
Before waivers and reimbursements (a)(f)	0.53%		0.28%		0.31%		0.54%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.42%		1.47%		0.46%		4.53%
Before waivers and reimbursements (a)(f)(x)	0.38%		1.40%		0.36%		4.14%
Portfolio turnover rate	12%		15%		45%		30%

	Year Ended December 31,						April 30 , 2009* to December 31, 2009
Class IB	2012		2011		2010
Net asset value, beginning of period	$11.66		$12.27		$11.32		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.08	(e)	0.13	(e)	0.15	(e)	0.37	(e)
Net realized and unrealized gain (loss) on investments	0.91		(0.42)		1.00		1.13

Total from investment operations	0.99		(0.29)		1.15		1.50

Less distributions:
Dividends from net investment income	(0.09)		(0.14)		(0.14)		(0.13)
Distributions from net realized gains	—		(0.18)		(0.06)		(0.05)

Total dividends and distributions	(0.09)		(0.32)		(0.20)		(0.18)

Net asset value, end of period	$12.56		$11.66		$12.27		$11.32

Total return (b)	8.52%		(2.40)%		10.11%		15.05%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,475,415		$912,114		$536,319		$99,177
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.48	%(j)	0.46	%(k)	0.47	%(c)(k)	0.47	%(k)
Before waivers and reimbursements (a)(f)	0.53%		0.53%		0.56	%(c)	1.01%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.64%		1.08%		1.23%		4.92%
Before waivers and reimbursements (a)(f)(x)	0.59%		1.01%		1.14%		4.38%
Portfolio turnover rate	12%		15%		45%		30%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.05% for Class IA and 1.05% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.80% for Class IA and 1.05% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

AXA MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	Since Incept.
Portfolio – Class IB Shares*	9.89%	9.85%
S&P 500 Index	16.00	16.79
Barclays Intermediate U.S. Government Bond Index†	1.73	3.59
Barclays U.S. Aggregate Bond Index	4.21	6.52
33% Barclays Intermediate U.S. Government Bond Index /10% VMI – Intl /10% VMI – MCC /30% VMI – LCC /10% VMI – SCC /7% Bank of America Merrill Lynch 3-Month Treasury Bill Index	10.46	10.40
* Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.89% for the year ended December 31, 2012. This compares to the returns of the following broad market benchmarks: S&P 500 Index 16.00%, the Barclays Intermediate U.S. Government Bond Index 1.73% and the 33% Barclays Intermediate U.S. Government Bond Index/10% VMI — Intl/10% VMI — MCC/30% VMI — LCC/10% VMI — SCC/7% Bank of America Merrill Lynch 3-Month Treasury Bill Index 10.46% over the same period.

Portfolio Highlights

In line with broad market performance, the Portfolio’s moderate holdings in U.S. and international equities offered attractive returns in 2012 as the global economy began to regain its footing, at least fitfully, after the financial crisis of 2008. The Portfolio’s allocation to bonds, which were very high-quality and relatively short duration, hurt performance, as high-quality bonds sagged and lower-quality issuers rose in response to a perceived reduction in global credit risk. The Portfolio performed in line with its hypothetical composite, which includes volatility managed indexes (less investment fees), as there was subdued volatility in the stock market in 2012.

As of 12/31/2012, the Portfolio’s equity allocation consisted of large cap growth stocks (15.1%), large cap value stocks (14.9%), international stocks (10.5%) and small and mid cap stocks (20.2%).

As of 12/31/2012, the Portfolio’s fixed income allocation consisted of investment grade bonds (39.3%).

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2012
AXA Tactical Manager 500 Portfolio	37.1%
EQ/Intermediate Government Bond Portfolio	17.5
EQ/Core Bond Index Portfolio	15.2
AXA Tactical Manager 2000 Portfolio	12.3
AXA Tactical Manager International Portfolio	10.0
EQ/AllianceBernstein Short-Term Bond Portfolio	6.3
AXA Tactical Manager 400 Portfolio	1.6

AXA MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IB
Actual	$1,000.00	$1,044.70	$2.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.53	2.63

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.52%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio‡	27,287,515	$414,318,092
AXA Tactical Manager 400 Portfolio‡	3,416,630	54,427,186
AXA Tactical Manager 500 Portfolio‡	84,788,744	1,242,222,678
AXA Tactical Manager International Portfolio‡	27,749,311	335,239,180
EQ/AllianceBernstein Short-Term Bond Portfolio‡	22,390,930	210,114,860
EQ/Core Bond Index Portfolio‡	50,231,158	509,721,389
EQ/Intermediate Government Bond Portfolio‡	56,321,268	585,531,486

Total Investments (100.0%) (Cost $3,189,664,691)		3,351,574,871
Other Assets Less Liabilities (0.0%)		(906,269)

Net Assets (100%)		$3,350,668,602

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2012, were as follows:

Securities	Market Value December 31, 2011	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)†
AXA Tactical Manager 2000 Portfolio	$246,886,562	$144,758,073	$16,748,926	$414,318,092	$2,237,491	$4,843,190
AXA Tactical Manager 400 Portfolio	53,756,689	13,819,119	20,869,640	54,427,186	245,250	260,231
AXA Tactical Manager 500 Portfolio	886,349,165	343,136,709	105,456,146	1,242,222,678	10,092,208	15,883,901
AXA Tactical Manager International Portfolio	209,147,520	92,304,545	8,180,241	335,239,180	2,744,849	6,388
EQ/AllianceBernstein Short-Term Bond Portfolio	143,630,522	74,332,314	8,556,843	210,114,860	2,590,716	(657)
EQ/Core Bond Index Portfolio	451,251,458	181,678,018	129,566,391	509,721,389	8,579,397	(336)
EQ/Intermediate Government Bond Portfolio (a)	294,956,562	310,785,410	21,177,901	585,531,486	2,869,262	2,220,286

	$2,285,978,478	$1,160,814,188	$310,556,088	$3,351,574,871	$29,359,173	$23,213,003

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly Known as EQ/International Government Bond Index Portfolio

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$3,351,574,871	$—	$3,351,574,871

Total Assets	$—	$3,351,574,871	$—	$3,351,574,871

Total Liabilities	$—	$—	$—	$—

Total	$—	$3,351,574,871	$—	$3,351,574,871

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

The Portfolio held no derivatives contracts for the year ended December 31, 2012.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,160,814,188
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$310,504,486

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$171,267,601
Aggregate gross unrealized depreciation	(9,515,674)

Net unrealized appreciation	$161,751,927

Federal income tax cost of investments	$3,189,822,944

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Affiliated Issuers (Cost $3,189,664,691)	$3,351,574,871
Cash	121,366
Receivable from Separate Accounts for Trust shares sold	4,418,361
Dividends, interest and other receivables	92
Other assets	10,467

Total assets	3,356,125,157

LIABILITIES
Payable for securities purchased	3,345,691
Distribution fees payable - Class IB	696,373
Payable to Separate Accounts for Trust shares redeemed	656,242
Administrative fees payable	420,581
Investment management fees payable	247,904
Accrued expenses	89,764

Total liabilities	5,456,555

NET ASSETS	$3,350,668,602

Net assets were comprised of:
Paid in capital	$3,174,483,272
Accumulated undistributed net investment income (loss)	196,837
Accumulated undistributed net realized gain (loss) on investments	14,078,313
Net unrealized appreciation (depreciation) on investments	161,910,180

Net assets	$3,350,668,602

Class IB
Net asset value, offering and redemption price per share, $3,350,668,602 / 252,737,968 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.26

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$29,359,173
Interest	652

Total income	29,359,825

EXPENSES
Distribution fees - Class IB	7,133,145
Administrative fees	4,312,429
Investment management fees	2,853,216
Printing and mailing expenses	320,909
Professional fees	118,799
Trustees’ fees	76,107
Custodian fees	49,000
Miscellaneous	41,972

Gross expenses	14,905,577
Less: Waiver from investment advisor	(73,671)

Net expenses	14,831,906

NET INVESTMENT INCOME (LOSS)	14,527,919

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(51,602)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	23,264,605

Net realized gain (loss)	23,213,003

Net change in unrealized appreciation (depreciation) on securities (All of change in unrealized appreciation (depreciation) from affiliates)	215,338,293

NET REALIZED AND UNREALIZED GAIN (LOSS)	238,551,296

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$253,079,215

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$14,527,919	$16,946,270
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	23,213,003	16,415,732
Net change in unrealized appreciation (depreciation) on investments	215,338,293	(112,266,990)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	253,079,215	(78,904,988)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(22,821,519)	(24,311,178)
Distributions from net realized capital gains
Class IB	—	(29,452,487)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(22,821,519)	(53,763,665)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 73,051,653 and 86,366,249 shares, respectively ]	942,779,261	1,110,168,770
Capital shares issued in reinvestment of dividends and distributions [ 1,727,920 and 4,447,583 shares, respectively ]	22,821,519	53,763,665
Capital shares repurchased [ (10,158,485) and (2,707,511) shares, respectively ]	(131,365,803)	(34,812,820)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	834,234,977	1,129,119,615

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,064,492,673	996,450,962
NET ASSETS:
Beginning of year	2,286,175,929	1,289,724,967

End of year (a)	$3,350,668,602	$2,286,175,929

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$196,837	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						April 30, 2009* to December 31, 2009
Class IB	2012		2011		2010
Net asset value, beginning of period	$12.15		$12.90		$11.82		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.07	(e)	0.12	(e)	0.13	(e)	0.31	(e)
Net realized and unrealized gain (loss) on investments	1.13		(0.56)		1.15		1.69

Total from investment operations	1.20		(0.44)		1.28		2.00

Less distributions:
Dividends from net investment income	(0.09)		(0.13)		(0.14)		(0.11)
Distributions from net realized gains	—		(0.18)		(0.06)		(0.07)

Total dividends and distributions	(0.09)		(0.31)		(0.20)		(0.18)

Net asset value, end of period	$13.26		$12.15		$12.90		$11.82

Total return (b)	9.89%		(3.36)%		10.84%		19.95%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,350,669		$2,286,176		$1,289,725		$219,279
Ratio of expenses to average net assets:
After waivers (a)(f)	0.52	%(j)	0.50	%(j)	0.49	%(j)	0.50	%(j)
Before waivers (a)(f)	0.52%		0.52%		0.53%		0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	0.51%		0.93%		1.06%		3.96%
Before waivers (a)(f)(x)	0.51%		0.91%		1.02%		3.71%
Portfolio turnover rate	11%		13%		38%		33%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA GROWTH STRATEGY PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	Since Incept.
Portfolio – Class IA Shares**	11.18%	10.41%
Portfolio – Class IB Shares*	11.17	10.23
S&P 500 Index	16.00	16.79
Barclays Intermediate U.S. Government Bond Index	1.73	3.59
Barclays U.S. Aggregate Bond Index	4.21	6.52
25% Barclays Intermediate U.S. Government Bond Index /12% VMI – Intl /12% VMI – MCC /34% VMI – LCC /12% VMI – SCC /5% Bank of America Merrill Lynch 3-Month Treasury Bill Index	11.99	11.58
* Date of inception 4/30/09. ** Date of inception 9/11/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 11.17% for the year ended December 31, 2012. This compares to the returns of the following broad market benchmarks: S&P 500 Index 16.00%, the Barclays Intermediate U.S. Government Bond Index 1.73%, and the 25% Barclays Intermediate U.S. Government Bond Index/12% VMI — Intl/12% VMI — MCC/34% VMI — LCC/12% VMI — SCC/5% Bank of America Merrill Lynch 3-Month Treasury Bill Index 11.99% over the same period.

Portfolio Highlights

In line with broad market performance, the Portfolio’s substantial holdings in U.S. and international equities offered attractive returns in 2012 as the global economy began to regain its footing, at least fitfully, after the financial crisis of 2008. The Portfolio’s minimal allocation to bonds, which were very high-quality and relatively short duration, hurt performance, as high-quality bonds sagged and lower-quality issuers rose in response to a perceived reduction in global credit risk. The Portfolio performed in line with its hypothetical composite, which includes volatility managed indexes (less investment fees), as there was subdued volatility in the stock market in 2012.

As of 12/31/2012, the Portfolio’s equity allocation consisted of large cap growth stocks (17.6%), large cap value stocks (17.3%), international stocks (12.2%) and small and mid cap stocks (23.4%).

As of 12/31/2012, the Portfolio’s fixed income allocation consisted of investment grade bonds (29.5%).

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2012
AXA Tactical Manager 500 Portfolio	43.1%
AXA Tactical Manager 2000 Portfolio	14.1
EQ/Intermediate Government Bond Portfolio	13.0
AXA Tactical Manager International Portfolio	11.6
EQ/Core Bond Index Portfolio	11.4
EQ/AllianceBernstein Short-Term Bond Portfolio	4.7
AXA Tactical Manager 400 Portfolio	2.1

AXA GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,050.40	$2.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.60	2.56
Class IB
Actual	1,000.00	1,050.40	2.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.60	2.56

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.50% and 0.50%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio‡	11,234,284	$170,574,979
AXA Tactical Manager 400 Portfolio‡	1,594,483	25,400,239
AXA Tactical Manager 500 Portfolio‡	35,702,049	523,063,471
AXA Tactical Manager International Portfolio‡	11,657,747	140,837,142
EQ/AllianceBernstein Short-Term Bond Portfolio‡	6,048,012	56,754,105
EQ/Core Bond Index Portfolio‡	13,631,037	138,321,143
EQ/Intermediate Government Bond Portfolio‡	15,129,396	157,289,389

Total Investments (99.9%) (Cost $1,137,147,418)		1,212,240,468
Other Assets Less Liabilities (0.1%)		971,298

Net Assets (100%)		$1,213,211,766

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2012, were as follows:

Securities	Market Value December 31, 2011	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)†
AXA Tactical Manager 2000 Portfolio	$93,522,335	$66,966,154	$5,212,773	$170,574,979	$917,234	$1,991,543
AXA Tactical Manager 400 Portfolio	20,343,597	7,107,084	5,251,648	25,400,239	114,142	169,851
AXA Tactical Manager 500 Portfolio	333,245,560	176,899,984	31,704,016	523,063,471	4,231,576	6,606,916
AXA Tactical Manager International Portfolio	79,947,231	46,266,709	2,179,068	140,837,142	1,148,626	44
EQ/AllianceBernstein Short-Term Bond Portfolio	35,676,885	22,971,266	2,019,942	56,754,105	696,745	(216)
EQ/Core Bond Index Portfolio	114,496,749	58,340,145	35,956,065	138,321,143	2,318,330	(25,811)
EQ/Intermediate Government Bond Portfolio (a)	65,490,197	96,796,165	5,108,172	157,289,389	765,920	594,406

	$742,722,554	$475,347,507	$87,431,684	$1,212,240,468	$10,192,573	$9,336,733

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/Intermediate Government Bond Index Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,212,240,468	$—	$1,212,240,468

Total Assets	$—	$1,212,240,468	$—	$1,212,240,468

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,212,240,468	$—	$1,212,240,468

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

The Portfolio held no derivatives contracts for the year ended December 31, 2012.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$475,347,507
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$87,374,650

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$77,450,332
Aggregate gross unrealized depreciation	(2,413,443)

Net unrealized appreciation	$75,036,889

Federal income tax cost of investments	$1,137,203,579

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,137,147,418)	$1,212,240,468
Cash	2,190,839
Receivable from Separate Accounts for Trust shares sold	2,122,915
Dividends, interest and other receivables	142
Other assets	2,811

Total assets	1,216,557,175

LIABILITIES
Payable for securities purchased	2,520,444
Payable to Separate Accounts for Trust shares redeemed	292,069
Distribution fees payable - Class IB	249,737
Administrative fees payable	152,758
Investment management fees payable	70,996
Distribution fees payable - Class IA	269
Accrued expenses	59,136

Total liabilities	3,345,409

NET ASSETS	$1,213,211,766

Net assets were comprised of:
Paid in capital	$1,132,404,777
Accumulated undistributed net investment income (loss)	77,109
Accumulated undistributed net realized gain (loss) on investments	5,636,830
Net unrealized appreciation (depreciation) on investments	75,093,050

Net assets	$1,213,211,766

Class IA
Net asset value, offering and redemption price per share, $1,278,985 / 95,418 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.40

Class IB
Net asset value, offering and redemption price per share, $1,211,932,781 / 90,342,627 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.41

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$10,192,573
Interest	1,108

Total income	10,193,681

EXPENSES
Distribution fees - Class IB	2,401,852
Administrative fees	1,475,526
Investment management fees	961,994
Printing and mailing expenses	107,376
Professional fees	73,826
Custodian fees	35,000
Trustees’ fees	25,256
Distribution fees - Class IA	3,157
Miscellaneous	16,301

Gross expenses	5,100,288
Less: Waiver from investment advisor	(239,927)

Net expenses	4,860,361

NET INVESTMENT INCOME (LOSS)	5,333,320

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(57,034)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	9,393,767

Net realized gain (loss)	9,336,733

Net change in unrealized appreciation (depreciation) on securities (All of change in unrealized appreciation (depreciation) from affiliates)	81,602,091

NET REALIZED AND UNREALIZED GAIN (LOSS)	90,938,824

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$96,272,144

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,333,320	$4,568,168
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	9,336,733	6,018,891
Net change in unrealized appreciation (depreciation) on investments	81,602,091	(44,851,817)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	96,272,144	(34,264,758)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(9,213)	(17,112)
Class IB	(8,650,922)	(8,779,973)

	(8,660,135)	(8,797,085)

Distributions from net realized capital gains
Class IA	—	(22,906)
Class IB	—	(10,921,526)

	—	(10,944,432)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(8,660,135)	(19,741,517)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 24,764 and 133,250 shares, respectively ]	304,177	1,684,758
Capital shares issued in reinvestment of dividends and distributions [ 690 and 3,315 shares, respectively ]	9,213	40,018
Capital shares repurchased [ (27,864) and (157,129) shares, respectively ]	(351,480)	(1,936,367)

Total Class IA transactions	(38,090)	(211,591)

Class IB
Capital shares sold [ 33,591,964 and 18,061,490 shares, respectively ]	438,403,871	234,361,662
Capital shares issued in reinvestment of dividends and distributions [ 647,609 and 1,632,188 shares, respectively ]	8,650,922	19,701,499
Capital shares repurchased [ (4,843,204) and (2,920,060) shares, respectively ]	(63,117,150)	(37,041,809)

Total Class IB transactions	383,937,643	217,021,352

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	383,899,553	216,809,761

TOTAL INCREASE (DECREASE) IN NET ASSETS	471,511,562	162,803,486
NET ASSETS:
Beginning of year	741,700,204	578,896,718

End of year (a)	$1,213,211,766	$741,700,204

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$77,109	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						September 11, 2009* to December 31, 2009
Class IA	2012		2011		2010
Net asset value, beginning of period	$12.14		$13.06		$11.89		$11.58

Income (loss) from investment operations:
Net investment income (loss) (x)	0.05	(e)	0.09	(e)	0.08	(e)	0.12	(e)
Net realized and unrealized gain (loss) on investments	1.31		(0.63)		1.34		0.36

Total from investment operations	1.36		(0.54)		1.42		0.48

Less distributions:
Dividends from net investment income	(0.10)		(0.18)		(0.17)		(0.11)
Distributions from net realized gains	—		(0.20)		(0.08)		(0.06)

Total dividends and distributions	(0.10)		(0.38)		(0.25)		(0.17)

Net asset value, end of period	$13.40		$12.14		$13.06		$11.89

Total return (b)	11.18%		(4.14)%		11.96%		4.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,279		$1,188		$1,546		$1,485
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.51	%(j)	0.23	%(k)	0.22	%(k)	0.13	%(k)
Before waivers and reimbursements (a)(f)	0.53%		0.28%		0.30%		0.43%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.36%		0.66%		0.68%		3.21%
Before waivers and reimbursements (a)(f)(x)	0.33%		0.62%		0.60%		2.91%
Portfolio turnover rate	9%		13%		27%		36%

	Year Ended December 31,						April 30, 2009* to December 31, 2009
Class IB	2012		2011		2010
Net asset value, beginning of period	$12.15		$13.07		$11.90		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.07	(e)	0.09	(e)	0.07	(e)	0.25	(e)
Net realized and unrealized gain (loss) on investments	1.29		(0.66)		1.32		1.80

Total from investment operations	1.36		(0.57)		1.39		2.05

Less distributions:
Dividends from net investment income	(0.10)		(0.15)		(0.14)		(0.09)
Distributions from net realized gains	—		(0.20)		(0.08)		(0.06)

Total dividends and distributions	(0.10)		(0.35)		(0.22)		(0.15)

Net asset value, end of period	$13.41		$12.15		$13.07		$11.90

Total return (b)	11.17%		(4.38)%		11.67%		20.44%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,211,933		$740,513		$577,351		$196,697
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.51	%(j)	0.48	%(k)	0.47	%(k)	0.48	%(k)
Before waivers and reimbursements (a)(f)	0.53%		0.53%		0.55	%(c)	0.80%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.55%		0.67%		0.61%		3.22%
Before waivers and reimbursements (a)(f)(x)	0.53%		0.62%		0.54%		2.90%
Portfolio turnover rate	9%		13%		27%		36%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10% for Class IA and 1.10% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.85% for Class IA and 1.10% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA AGGRESSIVE STRATEGY PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
Since Incept.
Portfolio – Class IB Shares*	5.00%
S&P 500 Index	4.50
Barclays Intermediate U.S. Government Bond Index	1.58
17% Barclays Intermediate U.S. Government Bond Index/13% VMI – Intl/13% VMI – MCC/41% VMI – LCC/13% VMI – SCC/3% Bank of America Merrill Lynch 3-Month Treasury Bill Index	4.85
* Date of inception 4/12/12. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.00% for the period ended December 31, 2012. This compares to the returns of the following broad market benchmarks: the S&P 500 Index 4.50% the Barclays Intermediate U.S. Government Bond Index 1.58% and the 17% Barclays Intermediate U.S. Government Bond Index/13% VMI — Intl/13% VMI — MCC/41% VMI — LCC/13% VMI — SCC/3% Bank of America Merrill Lynch 3-Month Treasury Bill Index 4.85% over the same period.

Portfolio Highlights

In line with broad market performance, the Portfolio’s substantial holdings in U.S. and international equities offered attractive returns in 2012 as the global economy began to regain its footing, at least fitfully, after the financial crisis of 2008. The Portfolio’s minimal allocation to bonds, which were very high-quality and relatively short duration, hurt performance, as high-quality bonds sagged and lower-quality issuers rose in response to a perceived reduction in global credit risk. The Portfolio performed in line with its hypothetical composite, which includes volatility managed indexes (less investment fees), as there was subdued volatility in the stock market in 2012.

As of 12/31/2012, the Portfolio’s equity allocation consisted of large cap growth stocks (20.3%), large cap value stocks (20.0%), international stocks (13.8%) and small and mid cap stocks (26.4%).

As of 12/31/2012, the Portfolio’s fixed income allocation consisted of investment grade bonds (19.5%).

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2012
AXA Tactical Manager 500 Portfolio	49.9%
AXA Tactical Manager 2000 Portfolio	16.0
AXA Tactical Manager International Portfolio	13.1
EQ/Intermediate Government Bond Portfolio	8.3
EQ/Core Bond Index Portfolio	7.5
EQ/AllianceBernstein Short-Term Bond Portfolio	3.2
AXA Tactical Manager 400 Portfolio	2.0

AXA AGGRESSIVE STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12†	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IB
Actual	$1,000.00	$1,056.30	$2.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.29	2.88

† Class IB commenced operations on 4/12/2012.

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.57%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio‡	1,296,217	$19,681,021
AXA Tactical Manager 400 Portfolio‡	157,038	2,501,632
AXA Tactical Manager 500 Portfolio‡	4,176,721	61,192,291
AXA Tactical Manager International Portfolio‡	1,335,298	16,131,721
EQ/AllianceBernstein Short-Term Bond Portfolio‡	417,168	3,914,670
EQ/Core Bond Index Portfolio‡	908,771	9,221,765
EQ/Intermediate Government Bond Portfolio‡	983,567	10,225,436

Total Investments (99.1%) (Cost $121,121,720)		122,868,536
Other Assets Less Liabilities (0.9%)		1,155,508

Net Assets (100%)		$124,024,044

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the period ended December 31, 2012, were as follows:

Securities	Market Value April 12, 2012*	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)†
AXA Tactical Manager 2000 Portfolio	$—	$19,168,245	$82,478	$19,681,021	$101,840	$221,358
AXA Tactical Manager 400 Portfolio	—	2,433,048	20,307	2,501,632	10,801	17,681
AXA Tactical Manager 500 Portfolio	—	61,652,549	613,954	61,192,291	475,979	745,913
AXA Tactical Manager International Portfolio	—	15,085,913	65,469	16,131,721	126,783	(11)
EQ/AllianceBernstein Short-Term Bond Portfolio	—	3,965,145	17,017	3,914,670	46,229	2
EQ/Core Bond Index Portfolio	—	9,357,960	39,276	9,221,765	148,462	(2)
EQ/Intermediate Government Bond Portfolio (a)	—	10,341,871	44,510	10,225,436	46,959	36,750

	$—	$122,004,731	$883,011	$122,868,536	$957,053	$1,021,691

*	The Portfolio commenced operations on April 12, 2012.
†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/Intermediate Government Bond Index Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$122,868,536	$—	$122,868,536

Total Assets	$—	$122,868,536	$—	$122,868,536

Total Liabilities	$—	$—	$—	$—

Total	$—	$122,868,536	$—	$122,868,536

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

The Portfolio held no derivatives contracts for the year ended December 31, 2012.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$122,004,731
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$883,664

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,948,949
Aggregate gross unrealized depreciation	(202,321)

Net unrealized appreciation	$1,746,628

Federal income tax cost of investments	$121,121,908

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Affiliated Issuers (Cost $121,121,720)	$122,868,536
Cash	718,969
Receivable from Separate Accounts for Trust shares sold	1,211,588
Deferred offering cost	6,186
Other assets	115

Total assets	124,805,394

LIABILITIES
Payable for securities purchased	721,408
Distribution fees payable - Class IB	23,575
Administrative fees payable	7,840
Payable to Separate Accounts for Trust shares redeemed	93
Trustees’ fees payable	26
Accrued expenses	28,408

Total liabilities	781,350

NET ASSETS	$124,024,044

Net assets were comprised of:
Paid in capital	$121,615,387
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	661,841
Net unrealized appreciation (depreciation) on investments	1,746,816

Net assets	$124,024,044

Class IB
Net asset value, offering and redemption price per share, $124,024,044 / 11,927,056 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.40

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2012*

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$957,053

EXPENSES
Distribution fees - Class IB	83,732
Administrative fees	73,594
Professional fees	36,320
Investment management fees	33,492
Custodian fees	19,000
Offering costs	16,169
Printing and mailing expenses	676
Trustees’ fees	414
Miscellaneous	745

Gross expenses	264,142
Less: Waiver from investment advisor	(81,092)

Net expenses	183,050

NET INVESTMENT INCOME (LOSS)	774,003

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	653
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	1,021,038

Net realized gain (loss)	1,021,691

Net change in unrealized appreciation (depreciation) on securities (All of change in unrealized appreciation (depreciation) from affiliates)	1,746,816

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,768,507

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,542,510

*	The Portfolio commenced operations on April 12, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

April 12, 2012* to December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$774,003
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	1,021,691
Net change in unrealized appreciation (depreciation) on investments	1,746,816

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,542,510

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(1,136,889)
Distributions from net realized capital gains
Class IB	(1,146)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,138,035)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 11,993,792 shares]	122,260,062
Capital shares issued in reinvestment of dividends and distributions [ 109,956 shares]	1,138,035
Capital shares repurchased [ (176,692) shares]	(1,778,528)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	121,619,569

TOTAL INCREASE (DECREASE) IN NET ASSETS	124,024,044
NET ASSETS:
Beginning of period	—

End of period (a)	$124,024,044

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on April 12, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	April 12, 2012* to December 31, 2012
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.17	(e)
Net realized and unrealized gain (loss) on investments	0.33

Total from investment operations	0.50

Less distributions:
Dividends from net investment income	(0.10)
Distributions from net realized gains	—	#

Total dividends and distributions	(0.10)

Net asset value, end of period	$10.40

Total return (b)	5.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$124,024
Ratio of expenses to average net assets:
After waivers (a)(f)	0.55	%(j)
Before waivers (a)(f)	0.76%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	2.31	%(l)
Before waivers (a)(f)(x)	2.10	%(l)
Portfolio turnover rate	2%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.15%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	14.74%	(0.18)%	(0.61)%
Portfolio – Class IB Shares*	14.74	(0.38)	(0.82)
S&P 500 Index	16.00	1.66	1.53
Barclays Intermediate U.S. Government/Credit Index	3.89	5.18	5.49
Barclays U.S. Aggregate Bond Index	4.21	5.95	6.10
MSCI EAFE Index	17.32	(3.69)	(2.88)
66% VMI – LCC/17% VMI – Intl/17% Barclays Intermediate U.S. Government/Credit Index	14.17	4.09	4.03
* Date of inception 4/30/07. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 14.74% for the year ended December 31, 2012. This compares to the returns of the following broad benchmarks: S&P 500 Index 16.00%, the Barclays Intermediate U.S. Government/Credit Index 3.89% and the 66% VMI — LCC/17% VMI — Intl/17% Barclays Intermediate U.S. Government/Credit Index 14.17% over the same period.

Portfolio Highlights

•

In line with broad market performance, the Portfolio’s holdings in U.S. and international equities offered attractive returns in 2012 as the global economy began to regain its footing, at least fitfully, after the financial crisis of 2008.

•

The Portfolio’s minimal allocation to bonds, which were very high-quality and relatively short duration, hurt performance, as high-quality bonds sagged and lower-quality issuers rose in response to a perceived reduction in global credit risk.

•	The Portfolio outperformed its volatility-managed benchmark (less investment fees), as there was subdued volatility in the stock market in 2012.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2012
EQ/Templeton Global Equity Portfolio	34.1%
EQ/Franklin Core Balanced Portfolio	33.0
EQ/Mutual Large Cap Equity Portfolio	32.9

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,079.40	$2.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.13	2.03
Class IB
Actual	1,000.00	1,079.40	2.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.13	2.03

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.40% and 0.40%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/Franklin Core Balanced Portfolio‡	49,020,756	$437,073,088
EQ/Mutual Large Cap Equity Portfolio‡	46,310,146	435,131,196
EQ/Templeton Global Equity Portfolio‡	49,367,086	451,458,172

Total Investments (99.9%) (Cost $1,316,396,746)		1,323,662,456
Other Assets Less Liabilities (0.1%)		906,794

Net Assets (100%)		$1,324,569,250

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2012, were as follows:

Securities	Market Value December 31, 2011	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)†
EQ/Franklin Core Balanced Portfolio	$420,427,938	$29,817,666	$46,411,589	$437,073,088	$14,432,303	$(480,350)
EQ/Mutual Large Cap Equity Portfolio	429,965,259	10,431,512	58,188,084	435,131,196	7,046,149	(256,847)
EQ/Templeton Global Equity Portfolio	416,241,300	10,156,836	46,011,369	451,458,172	6,771,372	(78,753)

	$1,266,634,497	$50,406,014	$150,611,042	$1,323,662,456	$28,249,824	$(815,950)

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,323,662,456	$—	$1,323,662,456

Total Assets	$—	$1,323,662,456	$—	$1,323,662,456

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,323,662,456	$—	$1,323,662,456

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

The Portfolio held no derivatives contracts for the year ended December 31, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$50,406,014
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$149,795,092

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,061,188
Aggregate gross unrealized depreciation	(2,048,886)

Net unrealized appreciation	$8,012,302

Federal income tax cost of investments	$1,315,650,154

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $1,635,213 for Long Term losses

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,316,396,746)	$1,323,662,456
Cash	1,608,315
Receivable from Separate Accounts for Trust shares sold	156,484
Receivable for securities sold	145,562
Dividends, interest and other receivables	111
Other assets	2,379

Total assets	1,325,575,307

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	451,002
Distribution fees payable - Class IB	279,016
Administrative fees payable	135,983
Distribution fees payable - Class IA	347
Accrued expenses	139,709

Total liabilities	1,006,057

NET ASSETS	$1,324,569,250

Net assets were comprised of:
Paid in capital	$1,435,438,769
Accumulated undistributed net investment income (loss)	1,224,224
Accumulated undistributed net realized gain (loss) on investments	(119,359,453)
Net unrealized appreciation (depreciation) on investments	7,265,710

Net assets	$1,324,569,250

Class IA
Net asset value, offering and redemption price per share, $1,637,887 / 199,057 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.23

Class IB
Net asset value, offering and redemption price per share, $1,322,931,363 / 160,792,828 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.23

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$28,249,824
Interest	1,169

Total income	28,250,993

EXPENSES
Distribution fees - Class IB	3,280,707
Administrative fees	2,002,798
Investment management fees	656,750
Printing and mailing expenses	153,334
Professional fees	80,574
Trustees’ fees	37,345
Custodian fees	20,500
Distribution fees - Class IA	3,090
Miscellaneous	23,538

Gross expenses	6,258,636
Less: Waiver from investment advisor	(1,003,028)

Net expenses	5,255,608

NET INVESTMENT INCOME (LOSS)	22,995,385

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(815,950)
Net change in unrealized appreciation (depreciation) on securities (All of change in unrealized appreciation (depreciation) from affiliates)	157,232,987

NET REALIZED AND UNREALIZED GAIN (LOSS)	156,417,037

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$179,412,422

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$22,995,385	$24,707,408
Net realized gain (loss) on investments	(815,950)	(1,101,172)
Net change in unrealized appreciation (depreciation) on investments	157,232,987	(82,766,940)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	179,412,422	(59,160,704)

DIVIDENDS:
Dividends from net investment income
Class IA	(28,660)	(22,382)
Class IB	(22,972,118)	(24,699,675)

TOTAL DIVIDENDS	(23,000,778)	(24,722,057)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 81,324 and 89,722 shares, respectively ]	652,314	715,629
Capital shares issued in reinvestment of dividends [ 3,494 and 3,106 shares, respectively ]	28,660	22,382
Capital shares repurchased [ (26,075) and (22,211) shares, respectively ]	(201,634)	(172,975)

Total Class IA transactions	479,340	565,036

Class IB
Capital shares sold [ 5,116,635 and 7,741,524 shares, respectively ]	40,348,728	61,142,919
Capital shares issued in reinvestment of dividends [ 2,800,645 and 3,428,368 shares, respectively ]	22,972,118	24,699,675
Capital shares repurchased [ (20,684,782) and (21,446,715) shares, respectively ]	(163,432,129)	(166,941,803)

Total Class IB transactions	(100,111,283)	(81,099,209)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(99,631,943)	(80,534,173)

TOTAL INCREASE (DECREASE) IN NET ASSETS	56,779,701	(164,416,934)
NET ASSETS:
Beginning of year	1,267,789,549	1,432,206,483

End of year (a)	$1,324,569,250	$1,267,789,549

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,224,224	$1,285,120

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009		2008
Net asset value, beginning of year	$7.30	$7.79	$7.20	$5.73		$9.59

Income (loss) from investment operations:
Net investment income (loss) (x)	0.19 (e)	0.19 (e)	0.27 (e)	0.17	(e)	0.33	(e)
Net realized and unrealized gain (loss) on investments	0.89	(0.52)	0.49	1.47		(3.86)

Total from investment operations	1.08	(0.33)	0.76	1.64		(3.53)

Less distributions:
Dividends from net investment income	(0.15)	(0.16)	(0.17)	(0.17)		(0.33)
Distributions from net realized gains	—	—	—	—		—	#

Total dividends and distributions	(0.15)	(0.16)	(0.17)	(0.17)		(0.33)

Net asset value, end of year	$8.23	$7.30	$7.79	$7.20		$5.73

Total return	14.74%	(4.17)%	10.57%	28.67%		(36.65)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,638	$1,024	$543	$81		$62
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.40%	0.15%	0.15%	0.11	%(gg)	—	%(gg)
Before waivers and reimbursements (f)	0.48%	0.22%	0.22%	0.24%		0.24%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.41%	2.50%	3.69%	2.71%		4.11%
Before waivers and reimbursements (f)(x)	2.33%	2.43%	3.62%	2.58%		3.86%
Portfolio turnover rate	4%	5%	8%	7%		1%

	Year Ended December 31,
Class IB	2012	2011	2010	2009		2008
Net asset value, beginning of year	$7.30	$7.79	$7.20	$5.72		$9.59

Income (loss) from investment operations:
Net investment income (loss) (x)	0.14 (e)	0.14 (e)	0.15 (e)	0.15	(e)	0.40	(e)
Net realized and unrealized gain (loss) on investments	0.94	(0.49)	0.59	1.48		(3.95)

Total from investment operations	1.08	(0.35)	0.74	1.63		(3.55)

Less distributions:
Dividends from net investment income	(0.15)	(0.14)	(0.15)	(0.15)		(0.32)
Distributions from net realized gains	—	—	—	—		—	#

Total dividends and distributions	(0.15)	(0.14)	(0.15)	(0.15)		(0.32)

Net asset value, end of year	$8.23	$7.30	$7.79	$7.20		$5.72

Total return	14.74%	(4.41)%	10.29%	28.58%		(36.92)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,322,931	$1,266,765	$1,431,664	$1,389,088		$1,029,698
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.40%	0.40%	0.40%	0.36	%(gg)	0.25	%(gg)
Before waivers and reimbursements (f)	0.48%	0.47%	0.47%	0.49%		0.49%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.75%	1.78%	1.99%	2.46%		5.08%
Before waivers and reimbursements (f)(x)	1.67%	1.71%	1.92%	2.33%		4.83%
Portfolio turnover rate	4%	5%	8%	7%		1%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

#	Per share amount is less than $0.005.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.
(gg)	Effective May 1, 2007 through May 1, 2009, the Manager has voluntarily waived management and administration fees and reimbursed all other expenses (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses.)

See Notes to Financial Statements.

EQ/INTERNATIONAL ETF PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	17.81%	(4.69)%	(0.43)%
Portfolio – Class IB Shares*	17.79	(4.86)	(0.63)
Portfolio – Class K Shares**	18.11	N/A	11.47
MSCI EAFE Index	17.32	(3.69)	0.50
* Date of inception 8/25/06. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 17.81% for the year ended December 31, 2012. The Portfolio’s benchmark, the MSCI EAFE Index, returned 17.32% over the same period.

Portfolio Highlights

The Portfolio may invest in ETFs that invest in securities of companies of any size located in developed and emerging markets throughout the world. This broad mandate helped the Portfolio take advantage of the broad-based advance in equities in 2012, as investors perceived that global economic risks fell.

The Portfolio was boosted by its holdings in developed Europe. European stocks benefitted from favorable sentiment regarding the potential resolution of the eurozone’s debt woes. To a lesser extent, the Portfolio also enjoyed gains from British holdings. Great Britain’s companies profited from the decrease in eurozone fears and a more sanguine global outlook. In addition, the Portfolio’s position in Japanese companies rose only modestly as the world’s third-largest economy recovered from the deadly Tsunami and nuclear reactor catastrophe of 2011.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2012
iShares MSCI EAFE Index Fund	24.7%
iShares S&P Europe 350 Index Fund	16.7
Vanguard MSCI EAFE ETF	16.0
iShares MSCI Japan Index Fund	10.1
iShares MSCI United Kingdom Index Fund	5.6
iShares MSCI Pacific ex-Japan Index Fund	5.0
iShares MSCI EAFE Value Index Fund	4.6
iShares MSCI EAFE Growth Index Fund	4.5
iShares MSCI France Index Fund	2.6
iShares MSCI Germany Index Fund	2.3
iShares MSCI Switzerland Index Fund	2.1
iShares MSCI Australia Index Fund	1.5
iShares MSCI Sweden Index Fund	1.0
iShares MSCI Hong Kong Index Fund	0.7
iShares MSCI Spain Index Fund	0.6
iShares MSCI Netherlands Investable Market Index Fund	0.5
iShares MSCI Singapore Index Fund	0.5
iShares MSCI Italy Index Fund	0.4
iShares MSCI Israel Capped Investable Market Index Fund	0.3
iShares MSCI Belgium Capped Investable Market Index Fund	0.1
SPDR EURO Stoxx 50 Fund	0.1
iShares MSCI Austria Investable Market Index Fund	0.1

EQ/INTERNATIONAL ETF PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,142.60	$4.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.12	4.06
Class IB
Actual	1,000.00	1,142.50	4.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.12	4.06
Class K
Actual	1,000.00	1,143.60	2.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.38	2.79

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.80%, 0.80% and 0.55%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
iShares MSCI Australia Index Fund	162,318	$4,080,674
iShares MSCI Austria Investable Market Index Fund	7,741	140,809
iShares MSCI Belgium Capped Investable Market Index Fund	29,239	404,960
iShares MSCI EAFE Growth Index Fund	200,009	12,008,540
iShares MSCI EAFE Index Fund	1,146,941	65,169,188
iShares MSCI EAFE Value Index Fund	248,610	12,094,876
iShares MSCI France Index Fund	287,506	6,782,266
iShares MSCI Germany Index Fund	241,823	5,977,865
iShares MSCI Hong Kong Index Fund	94,164	1,828,665
iShares MSCI Israel Capped Investable Market Index Fund	21,700	909,230
iShares MSCI Italy Index Fund	75,680	1,017,896
iShares MSCI Japan Index Fund	2,733,132	26,648,037

iShares MSCI Netherlands Investable Market Index Fund	66,764	$1,369,330
iShares MSCI Pacific ex-Japan Index Fund	278,156	13,112,274
iShares MSCI Singapore Index Fund	95,814	1,311,694
iShares MSCI Spain Index Fund	52,132	1,577,514
iShares MSCI Sweden Index Fund	88,184	2,663,157
iShares MSCI Switzerland Index Fund	211,733	5,674,444
iShares MSCI United Kingdom Index Fund	822,900	14,762,826
iShares S&P Europe 350 Index Fund	1,122,834	44,127,376
SPDR DJ EURO Stoxx 50 Fund	10,560	366,010
Vanguard MSCI EAFE ETF	1,196,600	42,156,218

Total Investments (99.5%) (Cost $202,878,934)		264,183,849
Other Assets Less Liabilities (0.5%)		1,230,770

Net Assets (100%)		$265,414,619

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$264,183,849	$—	$—	$264,183,849

Total Assets	$264,183,849	$—	$—	$264,183,849

Total Liabilities	$—	$—	$—	$—

Total	$264,183,849	$—	$—	$264,183,849

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

The Portfolio held no derivatives contracts for the year ended December 31, 2012.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$6,015,908
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$49,666,307

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$62,204,868
Aggregate gross unrealized depreciation	(899,047)

Net unrealized appreciation	$61,305,821

Federal income tax cost of investments	$202,878,028

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $202,878,934)	$264,183,849
Cash	1,490,950
Receivable from Separate Accounts for Trust shares sold	87,135
Dividends, interest and other receivables	1,955
Other assets	221

Total assets	265,764,110

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	204,796
Investment management fees payable	84,754
Administrative fees payable	24,952
Distribution fees payable - Class IA	976
Distribution fees payable - Class IB	224
Accrued expenses	33,789

Total liabilities	349,491

NET ASSETS	$265,414,619

Net assets were comprised of:
Paid in capital	$202,551,425
Accumulated undistributed net investment income (loss)	4,886
Accumulated undistributed net realized gain (loss) on investments	1,553,393
Net unrealized appreciation (depreciation) on investments	61,304,915

Net assets	$265,414,619

Class IA
Net asset value, offering and redemption price per share, $4,852,513 / 762,443 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.36

Class IB
Net asset value, offering and redemption price per share, $1,086,916 / 170,634 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.37

Class K
Net asset value, offering and redemption price per share, $259,475,190 / 40,780,411 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.36

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends	$8,318,358
Interest	670

Total income	8,319,028

EXPENSES
Investment management fees	1,061,865
Administrative fees	299,609
Professional fees	54,650
Printing and mailing expenses	34,601
Custodian fees	12,000
Distribution fees - Class IA	9,852
Trustees’ fees	7,671
Distribution fees - Class IB	2,466
Miscellaneous	6,087

Gross expenses	1,488,801
Less: Waiver from investment advisor	(16,753)

Net expenses	1,472,048

NET INVESTMENT INCOME (LOSS)	6,846,980

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	12,226,267
Net change in unrealized appreciation (depreciation) on securities	24,731,085

NET REALIZED AND UNREALIZED GAIN (LOSS)	36,957,352

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$43,804,332

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,846,980	$7,771,483
Net realized gain (loss) on investments	12,226,267	10,634,680
Net change in unrealized appreciation (depreciation) on investments	24,731,085	(59,371,503)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	43,804,332	(40,965,340)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(123,089)	(166,531)
Class IB	(28,210)	(21,776)
Class K†	(7,445,397)	(6,909,341)

	(7,596,696)	(7,097,648)

Distributions from net realized capital gains
Class IA	(202,714)	(1,511,814)
Class IB	(46,423)	(38,224)
Class K†	(11,140,312)	(9,767,632)

	(11,389,449)	(11,317,670)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(18,986,145)	(18,415,318)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 246,288 and 1,848,553 shares, respectively ]	1,513,985	13,274,294
Capital shares issued in reinvestment of dividends and distributions [ 51,568 and 269,364 shares, respectively ]	325,803	1,678,345
Capital shares repurchased [ (92,041) and (47,478,303) shares, respectively ]	(580,897)	(307,286,497	)(z)

Total Class IA transactions	1,258,891	(292,333,858)

Class IB
Capital shares issued in reinvestment of dividends and distributions [ 11,801 and 10,556 shares, respectively ]	74,633	60,000

Class K†
Capital shares sold [ 1,692,577 and 44,925,796 shares, respectively ]	10,324,899	288,047,113	(z)
Capital shares issued in reinvestment of dividends and distributions [ 2,941,845 and 2,963,669 shares, respectively ]	18,585,709	16,676,973
Capital shares repurchased [ (10,101,792) and (1,641,684) shares, respectively ]	(62,077,524)	(10,027,240)

Total Class K transactions	(33,166,916)	294,696,846

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(31,833,392)	2,422,988

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,015,205)	(56,957,670)
NET ASSETS:
Beginning of year	272,429,824	329,387,494

End of year (a)	$265,414,619	$272,429,824

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$4,886	$755,239

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/International ETF Portfolio exchanged approximately 44,143,393 Class IA shares for approximately 44,143,393 Class K shares. This exchange amounted to approximately $283,237,023.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011		2010	2009		2008
Net asset value, beginning of year	$5.80	$7.15		$6.93	$6.34		$11.90

Income (loss) from investment operations:
Net investment income (loss) (x)	0.16 (e)	0.14	(e)	0.14 (e)	0.22	(e)	0.38	(e)
Net realized and unrealized gain (loss) on investments	0.87	(1.07)		0.39	1.29		(5.44)

Total from investment operations	1.03	(0.93)		0.53	1.51		(5.06)

Less distributions:
Dividends from net investment income	(0.18)	(0.16)		(0.14)	(0.66)		(0.17)
Distributions from net realized gains	(0.29)	(0.26)		(0.17)	(0.26)		—	#
Return of capital	—	—		—	—		(0.33)

Total dividends and distributions	(0.47)	(0.42)		(0.31)	(0.92)		(0.50)

Net asset value, end of year	$6.36	$5.80		$7.15	$6.93		$6.34

Total return	17.81%	(12.88)%		7.67%	24.04%		(42.62)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,853	$3,229		$328,326	$312,918		$30,332
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.80%	0.53%		0.55%	0.43%		0.40%
After waivers, reimbursements and fees paid indirectly (f)	0.80%	0.53%		0.55%	0.43%		0.26%
Before waivers, reimbursements and fees paid indirectly (f)	0.81%	0.53%		0.56%	0.55%		0.87%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.60%	1.99%		2.04%	3.32%		4.12%
After waivers, reimbursements and fees paid indirectly (f)(x)	2.60%	1.99%		2.04%	3.32%		4.26%
Before waivers, reimbursements and fees paid indirectly (f)(x)	2.59%	1.99%		2.03%	3.19%		3.65%
Portfolio turnover rate	2%	9%		9%	12%		18%

	Year Ended December 31,
Class IB	2012	2011		2010	2009		2008
Net asset value, beginning of year	$5.81	$7.16		$6.93	$6.35		$11.90

Income (loss) from investment operations:
Net investment income (loss) (x)	0.15 (e)	0.16	(e)	0.12 (e)	0.15	(e)	0.27	(e)
Net realized and unrealized gain (loss) on investments	0.88	(1.10)		0.40	1.33		(5.34)

Total from investment operations	1.03	(0.94)		0.52	1.48		(5.07)

Less distributions:
Dividends from net investment income	(0.18)	(0.15)		(0.12)	(0.64)		(0.15)
Distributions from net realized gains	(0.29)	(0.26)		(0.17)	(0.26)		—	#
Return of capital	—	—		—	—		(0.33)

Total dividends and distributions	(0.47)	(0.41)		(0.29)	(0.90)		(0.48)

Net asset value, end of year	$6.37	$5.81		$7.16	$6.93		$6.35

Total return	17.79%	(13.07)%		7.55%	23.52%		(42.68)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,087	$922		$1,061	$987		$799
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.80%	0.78	%(c)	0.80%	0.68	%(c)	0.65%
After waivers, reimbursements and fees paid indirectly (f)	0.80%	0.78	%(c)	0.80%	0.68	%(c)	0.51	%(c)
Before waivers, reimbursements and fees paid indirectly (f)	0.81%	0.78	%(c)	0.81%	0.80	%(c)	1.12	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.48%	2.27%		1.78%	2.22%		2.68%
After waivers, reimbursements and fees paid indirectly (f)(x)	2.48%	2.27%		1.78%	2.22%		2.82%
Before waivers, reimbursements and fees paid indirectly (f)(x)	2.48%	2.27%		1.77%	2.05%		2.14%
Portfolio turnover rate	2%	9%		9%	12%		18%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$5.80	$6.32

Income (loss) from investment operations:
Net investment income (loss) (x)	0.16 (e)	0.08	(e)
Net realized and unrealized gain (loss) on investments	0.88	(0.21)

Total from investment operations	1.04	(0.13)

Less distributions:
Dividends from net investment income	(0.19)	(0.16)
Distributions from net realized gains	(0.29)	(0.23)

Total dividends and distributions	(0.48)	(0.39)

Net asset value, end of period	$6.36	$5.80

Total return (b)	18.11%	(1.96)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$259,475	$268,279
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.55%	0.55%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.55%	0.55%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.56%	0.55%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	2.58%	3.66	%(l)
After waivers, reimbursements and fees paid indirectly (a)(f)(x)	2.58%	3.66	%(l)
Before waivers, reimbursements and fees paid indirectly (a)(f)(x)	2.57%	3.66	%(l)
Portfolio turnover rate	2%	9%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA TACTICAL MANAGER 500 PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	Since Incept.
Portfolio – Class IA Shares*	14.81%	13.38%
Portfolio – Class IB Shares**	14.82	13.00
Portfolio – Class K Shares***	15.10	14.59
S&P 500 Index	16.00	16.33
VMI – LCC	16.05	14.87
* Date of inception 5/27/09. ** Date of inception 10/29/09. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 14.81% for the year ended December 31, 2012. The Portfolio’s benchmarks, the S&P 500 Index, returned 16.00% and the VMI — LCC returned 16.05% over the same period.

Portfolio Highlights

Despite periodic worries about global economies, the U.S. election and budget woes in Washington, D.C., U.S. large cap stocks closed out the year with the S&P 500 Index up an impressive 16.0%, and volatility minimal. The Portfolio was fully invested in stocks throughout the year and its performance roughly matched both its primary and secondary benchmarks.

The sectors that contributed most to the performance of the Portfolio for the year were Financials, Information Technology, Consumer Discretionary, Health Care and Industrials.

The five stocks that contributed most to the performance of the Portfolio for the year were Apple Inc., Bank of America Corp., J P Morgan Chase & Co., General Electric Co. and Wells Fargo & Co.

The sectors that detracted most from the performance of the Portfolio for the year were Utilities, Materials, Telecommunication Services, Energy and Consumer Staples.

The five stocks that detracted most from the performance of the Portfolio for the year were Hewlett-Packard Co., Intel Corp., Occidental Petroleum Corp., McDonalds Corp. and Exelon Corp.

Sector Weightings as of December 31, 2012	% of Net Assets
Information Technology	11.2%
Financials	9.2
Health Care	7.1
Consumer Discretionary	6.8
Energy	6.5
Consumer Staples	6.2
Industrials	6.0
Materials	2.1
Utilities	2.0
Telecommunication Services	1.8
Cash and Other	41.1

100.0%

AXA TACTICAL MANAGER 500 PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,053.30	$4.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.73	4.45
Class IB
Actual	1,000.00	1,053.60	4.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.73	4.45
Class K
Actual	1,000.00	1,055.30	3.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.99	3.18

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.88%, 0.88% and 0.63%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (6.8%)
Auto Components (0.2%)
BorgWarner, Inc.*	14,567	$1,043,289
Delphi Automotive plc*	36,756	1,405,917
Goodyear Tire & Rubber Co.*	30,378	419,520
Johnson Controls, Inc.	85,102	2,612,631

		5,481,357

Automobiles (0.3%)
Ford Motor Co.	474,494	6,144,697
Harley-Davidson, Inc.	28,157	1,375,188

		7,519,885

Distributors (0.0%)
Genuine Parts Co.	19,331	1,229,065

Diversified Consumer Services (0.0%)
Apollo Group, Inc., Class A*	12,526	262,044
H&R Block, Inc.	33,653	624,936

		886,980

Hotels, Restaurants & Leisure (1.1%)
Carnival Corp.	55,459	2,039,227
Chipotle Mexican Grill, Inc.*	3,915	1,164,556
Darden Restaurants, Inc.	16,024	722,202
International Game Technology	33,156	469,821
Marriott International, Inc., Class A	30,629	1,141,543
McDonald’s Corp.	124,945	11,021,398
Starbucks Corp.	92,541	4,962,048
Starwood Hotels & Resorts Worldwide, Inc.	24,387	1,398,838
Wyndham Worldwide Corp.	17,456	928,834
Wynn Resorts Ltd.	9,901	1,113,764
Yum! Brands, Inc.	56,227	3,733,473

		28,695,704

Household Durables (0.2%)
D.R. Horton, Inc.	34,756	687,474
Garmin Ltd.	13,541	552,744
Harman International Industries, Inc.	8,452	377,297
Leggett & Platt, Inc.	17,636	480,052
Lennar Corp., Class A	20,432	790,105
Newell Rubbermaid, Inc.	35,848	798,335
PulteGroup, Inc.*	42,313	768,404
Whirlpool Corp.	9,690	985,957

		5,440,368

Internet & Catalog Retail (0.6%)
Amazon.com, Inc.*	45,098	11,325,912
Expedia, Inc.	11,543	709,317
Netflix, Inc.*	6,893	639,533
priceline.com, Inc.*	6,206	3,855,167
TripAdvisor, Inc.*	13,604	570,824

		17,100,753

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	14,387	516,493
Mattel, Inc.	42,706	1,563,894

		2,080,387

Media (2.1%)
Cablevision Systems Corp. - New York Group, Class A	26,798	$400,362
CBS Corp., Class B	73,538	2,798,121
Comcast Corp., Class A	330,696	12,361,416
DIRECTV*	75,184	3,771,229
Discovery Communications, Inc., Class A*	29,725	1,886,943
Gannett Co., Inc.	28,698	516,851
Interpublic Group of Cos., Inc.	53,674	591,487
McGraw-Hill Cos., Inc.	34,559	1,889,341
News Corp., Class A	250,927	6,408,676
Omnicom Group, Inc.	32,871	1,642,235
Scripps Networks Interactive, Inc., Class A	10,818	626,579
Time Warner Cable, Inc.	37,556	3,650,068
Time Warner, Inc.	117,888	5,638,583
Viacom, Inc., Class B	57,496	3,032,339
Walt Disney Co.	220,540	10,980,687
Washington Post Co., Class B	564	205,978

		56,400,895

Multiline Retail (0.5%)
Big Lots, Inc.*	7,204	205,026
Dollar General Corp.*	32,679	1,440,817
Dollar Tree, Inc.*	28,275	1,146,834
Family Dollar Stores, Inc.	11,920	755,847
J.C. Penney Co., Inc.	17,677	348,414
Kohl’s Corp.	26,334	1,131,835
Macy’s, Inc.	49,191	1,919,433
Nordstrom, Inc.	18,961	1,014,414
Target Corp.	80,991	4,792,237

		12,754,857

Specialty Retail (1.3%)
Abercrombie & Fitch Co., Class A	9,901	474,951
AutoNation, Inc.*	4,795	190,361
AutoZone, Inc.*	4,597	1,629,315
Bed Bath & Beyond, Inc.*	28,523	1,594,721
Best Buy Co., Inc.	33,436	396,217
CarMax, Inc.*	28,488	1,069,440
GameStop Corp., Class A	15,080	378,357
Gap, Inc.	37,012	1,148,852
Home Depot, Inc.	186,075	11,508,739
Limited Brands, Inc.	29,789	1,401,870
Lowe’s Cos., Inc.	139,965	4,971,557
O’Reilly Automotive, Inc.*	14,264	1,275,487
PetSmart, Inc.	13,350	912,339
Ross Stores, Inc.	27,675	1,498,601
Staples, Inc.	83,862	956,027
Tiffany & Co.	14,861	852,130
TJX Cos., Inc.	90,755	3,852,550
Urban Outfitters, Inc.*	13,604	535,453

		34,646,967

Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc.	35,305	1,959,780
Fossil, Inc.*	6,723	625,911
NIKE, Inc., Class B	90,836	4,687,138
Ralph Lauren Corp.	7,629	1,143,740

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
VF Corp.	10,968	$1,655,839

		10,072,408

Total Consumer Discretionary		182,309,626

Consumer Staples (6.2%)
Beverages (1.4%)
Beam, Inc.	19,803	1,209,765
Brown-Forman Corp., Class B	18,878	1,194,033
Coca-Cola Co.	480,033	17,401,196
Coca-Cola Enterprises, Inc.	33,579	1,065,462
Constellation Brands, Inc., Class A*	18,850	667,101
Dr. Pepper Snapple Group, Inc.	25,899	1,144,218
Molson Coors Brewing Co., Class B	19,440	831,838
Monster Beverage Corp.*	18,554	981,136
PepsiCo, Inc.	192,506	13,173,186

		37,667,935

Food & Staples Retailing (1.4%)
Costco Wholesale Corp.	53,817	5,315,505
CVS Caremark Corp.	155,151	7,501,551
Kroger Co.	63,941	1,663,745
Safeway, Inc.	29,746	538,105
Sysco Corp.	73,155	2,316,088
Walgreen Co.	106,916	3,956,961
Wal-Mart Stores, Inc.	208,157	14,202,552
Whole Foods Market, Inc.	21,473	1,961,129

		37,455,636

Food Products (1.0%)
Archer-Daniels-Midland Co.	81,962	2,244,939
Campbell Soup Co.	22,358	780,071
ConAgra Foods, Inc.	50,721	1,496,269
Dean Foods Co.*	22,944	378,805
General Mills, Inc.	80,298	3,244,842
H.J. Heinz Co.	39,908	2,301,893
Hershey Co.	18,611	1,344,086
Hormel Foods Corp.	16,618	518,648
J.M. Smucker Co.	13,498	1,164,068
Kellogg Co.	30,779	1,719,007
Kraft Foods Group, Inc.	73,727	3,352,367
McCormick & Co., Inc. (Non-Voting)	16,463	1,045,894
Mead Johnson Nutrition Co.	25,292	1,666,490
Mondelez International, Inc., Class A	221,163	5,633,022
Tyson Foods, Inc., Class A	35,689	692,367

		27,582,768

Household Products (1.2%)
Clorox Co.	16,238	1,188,946
Colgate-Palmolive Co.	55,273	5,778,239
Kimberly-Clark Corp.	48,695	4,111,319
Procter & Gamble Co.	340,275	23,101,270

		34,179,774

Personal Products (0.1%)
Avon Products, Inc.	53,631	770,141
Estee Lauder Cos., Inc., Class A	29,881	$1,788,677

		2,558,818

Tobacco (1.1%)
Altria Group, Inc.	252,024	7,918,594
Lorillard, Inc.	16,110	1,879,554
Philip Morris International, Inc.	207,900	17,388,756
Reynolds American, Inc.	40,345	1,671,493

		28,858,397

Total Consumer Staples		168,303,328

Energy (6.5%)
Energy Equipment & Services (1.1%)
Baker Hughes, Inc.	54,716	2,234,602
Cameron International Corp.*	30,705	1,733,604
Diamond Offshore Drilling, Inc.	8,629	586,427
Ensco plc, Class A	28,910	1,713,785
FMC Technologies, Inc.*	29,589	1,267,297
Halliburton Co.	115,491	4,006,383
Helmerich & Payne, Inc.	13,131	735,467
Nabors Industries Ltd.*	36,045	520,850
National Oilwell Varco, Inc.	53,130	3,631,436
Noble Corp.	31,494	1,096,621
Rowan Cos., plc, Class A*	15,416	482,058
Schlumberger Ltd.	165,218	11,447,955

		29,456,485

Oil, Gas & Consumable Fuels (5.4%)
Anadarko Petroleum Corp.	62,196	4,621,785
Apache Corp.	48,697	3,822,714
Cabot Oil & Gas Corp.	26,065	1,296,473
Chesapeake Energy Corp.	64,424	1,070,727
Chevron Corp.	243,591	26,341,931
ConocoPhillips	151,071	8,760,607
CONSOL Energy, Inc.	28,402	911,704
Denbury Resources, Inc.*	48,160	780,192
Devon Energy Corp.	46,876	2,439,427
EOG Resources, Inc.	33,712	4,072,072
EQT Corp.	18,657	1,100,390
Exxon Mobil Corp.	567,410	49,109,336
Hess Corp.	36,982	1,958,567
Kinder Morgan, Inc.	78,704	2,780,612
Marathon Oil Corp.	87,917	2,695,535
Marathon Petroleum Corp.	42,213	2,659,419
Murphy Oil Corp.	22,990	1,369,055
Newfield Exploration Co.*	16,755	448,699
Noble Energy, Inc.	22,140	2,252,524
Occidental Petroleum Corp.	100,829	7,724,510
Peabody Energy Corp.	33,486	891,062
Phillips 66	77,912	4,137,127
Pioneer Natural Resources Co.	15,338	1,634,877
QEP Resources, Inc.	22,231	672,932
Range Resources Corp.	20,247	1,272,119
Southwestern Energy Co.*	43,490	1,453,001
Spectra Energy Corp.	82,865	2,268,844
Tesoro Corp.	17,479	769,950
Valero Energy Corp.	68,891	2,350,561
Williams Cos., Inc.	83,861	2,745,609
WPX Energy, Inc.*	24,706	367,625

		144,779,986

Total Energy		174,236,471

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Financials (9.2%)
Capital Markets (1.2%)
Ameriprise Financial, Inc.	25,613	$1,604,142
Bank of New York Mellon Corp.	145,432	3,737,602
BlackRock, Inc.	15,614	3,227,570
Charles Schwab Corp.	136,477	1,959,810
E*TRADE Financial Corp.*	31,874	285,272
Franklin Resources, Inc.	17,192	2,161,034
Goldman Sachs Group, Inc.	54,976	7,012,739
Invesco Ltd.	55,263	1,441,812
Legg Mason, Inc.	14,588	375,203
Morgan Stanley	171,998	3,288,602
Northern Trust Corp.	27,168	1,362,747
State Street Corp.	57,845	2,719,293
T. Rowe Price Group, Inc.	31,719	2,065,859

		31,241,685

Commercial Banks (1.6%)
BB&T Corp.	87,074	2,534,724
Comerica, Inc.	23,687	718,664
Fifth Third Bancorp	111,688	1,696,541
First Horizon National Corp.	30,857	305,793
Huntington Bancshares, Inc./Ohio	106,550	680,855
KeyCorp	116,189	978,311
M&T Bank Corp.	15,135	1,490,343
PNC Financial Services Group, Inc.	65,819	3,837,906
Regions Financial Corp.	176,141	1,254,124
SunTrust Banks, Inc.	67,061	1,901,179
U.S. Bancorp	234,012	7,474,343
Wells Fargo & Co.	609,279	20,825,156
Zions Bancorp	22,858	489,161

		44,187,100

Consumer Finance (0.6%)
American Express Co.	121,162	6,964,392
Capital One Financial Corp.	72,392	4,193,669
Discover Financial Services	62,819	2,421,672
SLM Corp.	57,515	985,232

		14,564,965

Diversified Financial Services (2.1%)
Bank of America Corp.	1,341,342	15,559,567
Citigroup, Inc.	364,955	14,437,620
CME Group, Inc./Illinois	38,173	1,935,753
IntercontinentalExchange, Inc.*	9,032	1,118,252
JPMorgan Chase & Co.	473,087	20,801,635
Leucadia National Corp.	24,591	585,020
Moody’s Corp.	24,136	1,214,523
NASDAQ OMX Group, Inc.	14,510	362,895
NYSE Euronext	30,240	953,770

		56,969,035

Insurance (2.4%)
ACE Ltd.	42,290	3,374,742
Aflac, Inc.	58,357	3,099,924
Allstate Corp.	59,957	2,408,473
American International Group, Inc.*	183,726	6,485,528
Aon plc	39,658	2,204,985
Assurant, Inc.	9,794	$339,852
Berkshire Hathaway, Inc., Class B*	227,004	20,362,259
Chubb Corp.	32,599	2,455,357
Cincinnati Financial Corp.	18,282	715,923
Genworth Financial, Inc., Class A*	61,027	458,313
Hartford Financial Services Group, Inc.	54,390	1,220,512
Lincoln National Corp.	34,225	886,427
Loews Corp.	38,669	1,575,762
Marsh & McLennan Cos., Inc.	67,752	2,335,411
MetLife, Inc.	135,783	4,472,692
Principal Financial Group, Inc.	34,256	976,981
Progressive Corp.	69,239	1,460,943
Prudential Financial, Inc.	57,744	3,079,487
Torchmark Corp.	11,842	611,876
Travelers Cos., Inc.	47,471	3,409,367
Unum Group	34,238	712,835
XL Group plc	37,409	937,469

		63,585,118

Real Estate Investment Trusts (REITs) (1.3%)
American Tower Corp. (REIT)	49,203	3,801,916
Apartment Investment & Management Co. (REIT), Class A	18,066	488,866
AvalonBay Communities, Inc. (REIT)	14,236	1,930,259
Boston Properties, Inc. (REIT)	18,776	1,986,689
Equity Residential (REIT)	40,042	2,269,180
HCP, Inc. (REIT)	56,262	2,541,917
Health Care REIT, Inc. (REIT)	32,319	1,980,831
Host Hotels & Resorts, Inc. (REIT)	90,201	1,413,450
Kimco Realty Corp. (REIT)	50,772	980,915
Plum Creek Timber Co., Inc. (REIT)	20,163	894,632
Prologis, Inc. (REIT)	57,363	2,093,176
Public Storage (REIT)	17,945	2,601,307
Simon Property Group, Inc. (REIT)	38,499	6,086,307
Ventas, Inc. (REIT)	36,782	2,380,531
Vornado Realty Trust (REIT)	21,082	1,688,247
Weyerhaeuser Co. (REIT)	67,397	1,874,985

		35,013,208

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	37,482	745,892

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	59,003	479,694
People’s United Financial, Inc.	43,100	521,079

		1,000,773

Total Financials		247,307,776

Health Care (7.1%)
Biotechnology (1.0%)
Alexion Pharmaceuticals, Inc.*	24,180	2,268,325
Amgen, Inc.	95,497	8,243,301
Biogen Idec, Inc.*	29,446	4,318,845
Celgene Corp.*	52,640	4,143,821

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Gilead Sciences, Inc.*	94,291	$6,925,674

		25,899,966

Health Care Equipment & Supplies (1.5%)
Abbott Laboratories	196,716	12,884,898
Baxter International, Inc.	68,372	4,557,677
Becton, Dickinson and Co.	24,511	1,916,515
Boston Scientific Corp.*	170,863	979,045
C.R. Bard, Inc.	9,527	931,169
CareFusion Corp.*	27,660	790,523
Covidien plc	58,913	3,401,637
DENTSPLY International, Inc.	17,723	702,008
Edwards Lifesciences Corp.*	14,363	1,295,112
Intuitive Surgical, Inc.*	4,947	2,425,860
Medtronic, Inc.	125,863	5,162,900
St. Jude Medical, Inc.	38,352	1,386,041
Stryker Corp.	35,979	1,972,369
Varian Medical Systems, Inc.*	13,615	956,318
Zimmer Holdings, Inc.	21,592	1,439,323

		40,801,395

Health Care Providers & Services (1.1%)
Aetna, Inc.	41,642	1,928,025
AmerisourceBergen Corp.	29,304	1,265,347
Cardinal Health, Inc.	42,232	1,739,114
Cigna Corp.	35,579	1,902,053
Coventry Health Care, Inc.	16,741	750,499
DaVita HealthCare Partners, Inc.*	10,432	1,153,049
Express Scripts Holding Co.*	101,603	5,486,562
Humana, Inc.	19,691	1,351,393
Laboratory Corp. of America Holdings*	11,773	1,019,777
McKesson Corp.	29,377	2,848,394
Patterson Cos., Inc.	10,399	355,958
Quest Diagnostics, Inc.	19,789	1,153,105
Tenet Healthcare Corp.*	13,254	430,357
UnitedHealth Group, Inc.	127,124	6,895,206
WellPoint, Inc.	37,792	2,302,289

		30,581,128

Health Care Technology (0.1%)
Cerner Corp.*	18,150	1,409,166

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	43,374	1,775,732
Life Technologies Corp.*	21,412	1,050,901
PerkinElmer, Inc.	14,318	454,453
Thermo Fisher Scientific, Inc.	44,828	2,859,130
Waters Corp.*	10,821	942,725

		7,082,941

Pharmaceuticals (3.1%)
Allergan, Inc.	38,274	3,510,874
Bristol-Myers Squibb Co.	205,428	6,694,898
Eli Lilly and Co.	127,090	6,268,079
Forest Laboratories, Inc.*	29,163	1,030,037
Hospira, Inc.*	20,495	640,264
Johnson & Johnson	344,885	24,176,438
Merck & Co., Inc.	378,340	15,489,240
Mylan, Inc.*	50,720	1,393,786
Perrigo Co.	10,984	1,142,665
Pfizer, Inc.	916,272	$22,980,102
Watson Pharmaceuticals, Inc.*	15,901	1,367,486

		84,693,869

Total Health Care		190,468,465

Industrials (6.0%)
Aerospace & Defense (1.4%)
Boeing Co.	84,462	6,365,056
General Dynamics Corp.	41,305	2,861,197
Honeywell International, Inc.	97,492	6,187,817
L-3 Communications Holdings, Inc.	11,705	896,837
Lockheed Martin Corp.	33,422	3,084,517
Northrop Grumman Corp.	30,545	2,064,231
Precision Castparts Corp.	18,113	3,430,965
Raytheon Co.	41,052	2,362,953
Rockwell Collins, Inc.	17,449	1,015,008
Textron, Inc.	35,077	869,559
United Technologies Corp.	104,940	8,606,130

		37,744,270

Air Freight & Logistics (0.5%)
C.H. Robinson Worldwide, Inc.	20,062	1,268,319
Expeditors International of Washington, Inc.	26,007	1,028,577
FedEx Corp.	36,353	3,334,297
United Parcel Service, Inc., Class B	89,045	6,565,288

		12,196,481

Airlines (0.0%)
Southwest Airlines Co.	91,762	939,643

Building Products (0.0%)
Masco Corp.	44,326	738,471

Commercial Services & Supplies (0.3%)
ADT Corp.	28,933	1,345,095
Avery Dennison Corp.	12,394	432,798
Cintas Corp.	13,212	540,371
Iron Mountain, Inc.	20,762	644,660
Pitney Bowes, Inc.	24,906	265,000
Republic Services, Inc.	37,179	1,090,460
Stericycle, Inc.*	10,690	997,056
Tyco International Ltd.	57,962	1,695,389
Waste Management, Inc.	54,271	1,831,104

		8,841,933

Construction & Engineering (0.1%)
Fluor Corp.	20,683	1,214,919
Jacobs Engineering Group, Inc.*	16,222	690,571
Quanta Services, Inc.*	26,454	721,930

		2,627,420

Electrical Equipment (0.4%)
Eaton Corp. plc	57,469	3,114,820
Emerson Electric Co.	90,119	4,772,702
Rockwell Automation, Inc.	17,337	1,456,135
Roper Industries, Inc.	12,246	1,365,184

		10,708,841

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Industrial Conglomerates (1.5%)
3M Co.	79,223	$7,355,855
Danaher Corp.	72,410	4,047,719
General Electric Co.	1,305,020	27,392,370

		38,795,944

Machinery (1.1%)
Caterpillar, Inc.	81,383	7,290,289
Cummins, Inc.	21,980	2,381,533
Deere & Co.	48,744	4,212,456
Dover Corp.	22,278	1,463,887
Flowserve Corp.	6,221	913,243
Illinois Tool Works, Inc.	53,062	3,226,700
Ingersoll-Rand plc	34,837	1,670,783
Joy Global, Inc.	13,142	838,197
PACCAR, Inc.	43,990	1,988,788
Pall Corp.	13,825	833,094
Parker Hannifin Corp.	18,550	1,577,863
Pentair Ltd. (Registered)	26,173	1,286,403
Snap-on, Inc.	7,219	570,229
Stanley Black & Decker, Inc.	21,007	1,553,888
Xylem, Inc.	23,037	624,303

		30,431,656

Professional Services (0.1%)
Dun & Bradstreet Corp.	5,571	438,159
Equifax, Inc.	14,878	805,197
Robert Half International, Inc.	17,486	556,405

		1,799,761

Road & Rail (0.5%)
CSX Corp.	128,354	2,532,424
Norfolk Southern Corp.	39,331	2,432,229
Ryder System, Inc.	6,377	318,404
Union Pacific Corp.	58,541	7,359,774

		12,642,831

Trading Companies & Distributors (0.1%)
Fastenal Co.	33,565	1,567,150
W.W. Grainger, Inc.	7,440	1,505,633

		3,072,783

Total Industrials		160,540,034

Information Technology (11.2%)
Communications Equipment (1.2%)
Cisco Systems, Inc.	660,741	12,983,561
F5 Networks, Inc.*	9,861	957,996
Harris Corp.	14,156	693,078
JDS Uniphase Corp.*	29,167	394,921
Juniper Networks, Inc.*	64,162	1,262,067
Motorola Solutions, Inc.	34,908	1,943,677
QUALCOMM, Inc.	212,068	13,152,457

		31,387,757

Computers & Peripherals (2.9%)
Apple, Inc.	117,070	62,401,822
Dell, Inc.	181,620	1,839,811
EMC Corp.*	262,177	6,633,078
Hewlett-Packard Co.	244,696	3,486,918
NetApp, Inc.*	44,588	1,495,928
SanDisk Corp.*	30,097	1,311,025
Seagate Technology plc	41,811	1,274,399
Western Digital Corp.	27,284	$1,159,297

		79,602,278

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	19,972	1,292,189
Corning, Inc.	183,915	2,321,007
FLIR Systems, Inc.	18,604	415,055
Jabil Circuit, Inc.	23,211	447,740
Molex, Inc.	17,276	472,153
TE Connectivity Ltd.	52,589	1,952,104

		6,900,248

Internet Software & Services (1.3%)
Akamai Technologies, Inc.*	22,029	901,206
eBay, Inc.*	144,935	7,394,584
Google, Inc., Class A*	33,124	23,497,172
VeriSign, Inc.*	19,269	748,022
Yahoo!, Inc.*	129,651	2,580,055

		35,121,039

IT Services (2.2%)
Accenture plc, Class A	79,466	5,284,489
Automatic Data Processing, Inc.	60,419	3,444,487
Cognizant Technology Solutions Corp., Class A*	37,360	2,766,508
Computer Sciences Corp.	19,281	772,204
Fidelity National Information Services, Inc.	31,083	1,081,999
Fiserv, Inc.*	16,610	1,312,688
International Business Machines Corp.	132,183	25,319,654
Mastercard, Inc., Class A	13,300	6,534,024
Paychex, Inc.	40,260	1,253,696
SAIC, Inc.	35,218	398,668
Teradata Corp.*	21,046	1,302,537
Total System Services, Inc.	20,077	430,049
Visa, Inc., Class A	64,875	9,833,753
Western Union Co.	74,242	1,010,434

		60,745,190

Office Electronics (0.0%)
Xerox Corp.	157,257	1,072,493

Semiconductors & Semiconductor Equipment (1.2%)
Advanced Micro Devices, Inc.*	74,657	179,177
Altera Corp.	39,898	1,374,087
Analog Devices, Inc.	37,506	1,577,502
Applied Materials, Inc.	149,047	1,705,098
Broadcom Corp., Class A*	64,578	2,144,635
First Solar, Inc.*	7,450	230,056
Intel Corp.	619,263	12,775,396
KLA-Tencor Corp.	20,774	992,166
Lam Research Corp.*	21,323	770,400
Linear Technology Corp.	28,800	987,840
LSI Corp.*	68,734	486,637
Microchip Technology, Inc.	24,222	789,395
Micron Technology, Inc.*	126,302	802,018
NVIDIA Corp.	77,770	955,793
Teradyne, Inc.*	23,286	393,300
Texas Instruments, Inc.	139,483	4,315,604
Xilinx, Inc.	32,403	1,163,268

		31,642,372

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Software (2.1%)
Adobe Systems, Inc.*	61,612	$2,321,540
Autodesk, Inc.*	27,962	988,457
BMC Software, Inc.*	17,739	703,529
CA, Inc.	41,724	917,093
Citrix Systems, Inc.*	23,207	1,525,860
Electronic Arts, Inc.*	37,972	551,733
Intuit, Inc.	34,635	2,060,782
Microsoft Corp.	942,690	25,198,104
Oracle Corp.	467,790	15,586,763
Red Hat, Inc.*	24,061	1,274,271
Salesforce.com, Inc.*	16,259	2,733,138
Symantec Corp.*	86,355	1,624,338

		55,485,608

Total Information Technology		301,956,985

Materials (2.1%)
Chemicals (1.5%)
Air Products and Chemicals, Inc.	26,490	2,225,690
Airgas, Inc.	8,749	798,696
CF Industries Holdings, Inc.	7,825	1,589,727
Dow Chemical Co.	149,248	4,823,695
E.I. du Pont de Nemours & Co.	116,048	5,218,679
Eastman Chemical Co.	19,088	1,298,938
Ecolab, Inc.	32,809	2,358,967
FMC Corp.	17,132	1,002,565
International Flavors & Fragrances, Inc.	10,188	677,910
LyondellBasell Industries N.V., Class A	47,245	2,697,217
Monsanto Co.	66,532	6,297,254
Mosaic Co.	34,434	1,949,997
PPG Industries, Inc.	19,086	2,583,290
Praxair, Inc.	36,963	4,045,600
Sherwin-Williams Co.	10,651	1,638,337
Sigma-Aldrich Corp.	14,989	1,102,891

		40,309,453

Construction Materials (0.0%)
Vulcan Materials Co.	16,156	840,920

Containers & Packaging (0.1%)
Ball Corp.	19,156	857,231
Bemis Co., Inc.	12,820	428,957
Owens-Illinois, Inc.*	20,490	435,822
Sealed Air Corp.	24,213	423,970

		2,145,980

Metals & Mining (0.4%)
Alcoa, Inc.	133,007	1,154,501
Allegheny Technologies, Inc.	13,303	403,879
Cliffs Natural Resources, Inc.	17,687	682,011
Freeport-McMoRan Copper & Gold, Inc.	118,146	4,040,593
Newmont Mining Corp.	61,783	2,869,202
Nucor Corp.	39,532	1,706,992
United States Steel Corp.	17,909	427,488

		11,284,666

Paper & Forest Products (0.1%)
International Paper Co.	54,654	2,177,415
MeadWestvaco Corp.	21,757	$693,396

		2,870,811

Total Materials		57,451,830

Telecommunication Services (1.8%)
Diversified Telecommunication Services (1.6%)
AT&T, Inc.	706,876	23,828,790
CenturyLink, Inc.	77,692	3,039,311
Frontier Communications Corp.	123,945	530,484
Verizon Communications, Inc.	355,173	15,368,336
Windstream Corp.	72,986	604,324

		43,371,245

Wireless Telecommunication Services (0.2%)
Crown Castle International Corp.*	36,485	2,632,758
MetroPCS Communications, Inc.*	39,247	390,115
Sprint Nextel Corp.*	373,942	2,120,251

		5,143,124

Total Telecommunication Services		48,514,369

Utilities (2.0%)
Electric Utilities (1.2%)
American Electric Power Co., Inc.	60,392	2,577,531
Duke Energy Corp.	87,645	5,591,751
Edison International	40,551	1,832,500
Entergy Corp.	22,120	1,410,150
Exelon Corp.	106,319	3,161,927
FirstEnergy Corp.	52,049	2,173,566
NextEra Energy, Inc.	52,669	3,644,168
Northeast Utilities	39,078	1,527,168
Pepco Holdings, Inc.	28,665	562,121
Pinnacle West Capital Corp.	13,694	698,120
PPL Corp.	72,397	2,072,726
Southern Co.	108,785	4,657,086
Xcel Energy, Inc.	60,700	1,621,297

		31,530,111

Gas Utilities (0.0%)
AGL Resources, Inc.	14,712	588,039
ONEOK, Inc.	25,423	1,086,833

		1,674,872

Independent Power Producers & Energy Traders (0.1%)
AES Corp.	77,063	824,574
NRG Energy, Inc.	40,113	922,198

		1,746,772

Multi-Utilities (0.7%)
Ameren Corp.	30,117	925,194
CenterPoint Energy, Inc.	53,303	1,026,083
CMS Energy Corp.	32,892	801,907
Consolidated Edison, Inc.	36,450	2,024,433
Dominion Resources, Inc.	71,512	3,704,322
DTE Energy Co.	21,416	1,286,031
Integrys Energy Group, Inc.	9,671	505,020
NiSource, Inc.	38,553	959,584

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
PG&E Corp.	53,514	$2,150,192
Public Service Enterprise Group, Inc.	62,965	1,926,729
SCANA Corp.	16,406	748,770
Sempra Energy	27,993	1,985,823
TECO Energy, Inc.	25,272	423,559
Wisconsin Energy Corp.	28,604	1,054,057

		19,521,704

Total Utilities		54,473,459

Total Investments (58.9%) (Cost $1,348,982,846)		1,585,562,343
Other Assets Less Liabilities (41.1%)		1,108,025,643

Net Assets (100%)		$2,693,587,986

*	Non-income producing.

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	15,565	March-13	$1,107,413,981	$1,105,192,825	$(2,221,156)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$182,309,626	$—	$—	$182,309,626
Consumer Staples	168,303,328	—	—	168,303,328
Energy	174,236,471	—	—	174,236,471
Financials	247,307,776	—	—	247,307,776
Health Care	190,468,465	—	—	190,468,465
Industrials	160,540,034	—	—	160,540,034
Information Technology	301,956,985	—	—	301,956,985
Materials	57,451,830	—	—	57,451,830
Telecommunication Services	48,514,369	—	—	48,514,369
Utilities	54,473,459	—	—	54,473,459

Total Assets	$1,585,562,343	$—	$—	$1,585,562,343

Liabilities:
Futures	$(2,221,156)	$—	$—	$(2,221,156)

Total Liabilities	$(2,221,156)	$—	$—	$(2,221,156)

Total	$1,583,341,187	$—	$—	$1,583,341,187

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary	Investments in Preferred Stocks- Consumer Discretionary

Balance as of 12/31/11	$—	$—
Total gains or losses (realized/unrealized) included in earnings	2, 596	343
Purchases	—	—
Sales	(2,596)	(343)
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/12	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$—	$—

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(2,221,156	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(2,221,156)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	107,043,646	—	—	107,043,646
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$107,043,646	$—	$—	$107,043,646

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(1,994,802)	—	—	(1,994,802)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(1,994,802)	$—	$—	$(1,994,802)

The Portfolio held futures contracts with an average notional balance of approximately $760,275,000 for the year ended December 31, 2012.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$207,881,531
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$43,815,891

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$276,409,031
Aggregate gross unrealized depreciation	(39,798,955)

Net unrealized appreciation	$236,610,076

Federal income tax cost of investments	$1,348,952,267

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $19,751,710 for Short Term and $29,764,344 for Long Term during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $1,348,982,846)	$1,585,562,343
Cash	1,021,135,953
Cash held as collateral at broker	55,045,800
Due from broker for futures variation margin	28,026,503
Receivable from Separate Accounts for Trust shares sold	3,586,487
Dividends, interest and other receivables	1,833,810
Receivable for securities sold	235,301
Other assets	8,100

Total assets	2,695,434,297

LIABILITIES
Investment management fees payable	1,002,762
Payable to Separate Accounts for Trust shares redeemed	380,422
Administrative fees payable	339,762
Distribution fees payable - Class IB	33,501
Distribution fees payable - Class IA	33
Accrued expenses	89,831

Total liabilities	1,846,311

NET ASSETS	$2,693,587,986

Net assets were comprised of:
Paid in capital	$2,442,155,363
Accumulated undistributed net investment income (loss)	262,205
Accumulated undistributed net realized gain (loss) on investments and futures	16,812,077
Net unrealized appreciation (depreciation) on investments and futures	234,358,341

Net assets	$2,693,587,986

Class IA
Net asset value, offering and redemption price per share, $157,132 / 10,725 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.65

Class IB
Net asset value, offering and redemption price per share, $160,258,408 / 11,004,996 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.56

Class K
Net asset value, offering and redemption price per share, $2,533,172,446 / 172,900,780 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.65

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $20,809 foreign withholding tax)	$35,094,407
Interest	715,977

Total income	35,810,384

EXPENSES
Investment management fees	10,144,987
Administrative fees	3,447,463
Distribution fees - Class IB	359,421
Printing and mailing expenses	250,321
Professional fees	98,524
Trustees’ fees	59,429
Custodian fees	57,500
Distribution fees - Class IA	377
Miscellaneous	44,841

Total expenses	14,462,863

NET INVESTMENT INCOME (LOSS)	21,347,521

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	2,379,888
Futures	107,043,646

Net realized gain (loss)	109,423,534

Change in unrealized appreciation (depreciation) on:
Securities	167,082,626
Futures	(1,994,802)

Net change in unrealized appreciation (depreciation)	165,087,824

NET REALIZED AND UNREALIZED GAIN (LOSS)	274,511,358

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$295,858,879

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$21,347,521	$12,231,554
Net realized gain (loss) on investments and futures	109,423,534	(51,070,864)
Net change in unrealized appreciation (depreciation) on investments and futures	165,087,824	(11,875,202)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	295,858,879	(50,714,512)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(892)	(964)
Class IB	(903,630)	(495,689)
Class K†	(20,526,235)	(11,554,263)

	(21,430,757)	(12,050,916)

Distributions from net realized capital gains
Class IA	(2,021)	(19,283,724)
Class IB	(2,060,534)	(1,209,676)
Class K†	(32,145,490)	—

	(34,208,045)	(20,493,400)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(55,638,802)	(32,544,316)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 0 and 39,266,994 shares, respectively ]	—	548,202,122
Capital shares issued in reinvestment of dividends and distributions [198 and 1,538,156 shares, respectively ]	2,913	19,284,688
Capital shares repurchased [ 0 and (112,346,468) shares, respectively ]	—	(1,435,519,812	)(z)

Total Class IA transactions	2,913	(868,033,002)

Class IB
Capital shares sold [ 3,291,786 and 5,114,073 shares, respectively ]	46,339,497	69,232,500
Capital shares issued in reinvestment of dividends and distributions [ 202,879 and 136,826 shares, respectively ]	2,964,164	1,705,365
Capital shares repurchased [ (1,030,092) and (604,225) shares, respectively ]	(14,847,597)	(8,333,132)

Total Class IB transactions	34,456,064	62,604,733

Class K†
Capital shares sold [ 54,955,381 and 128,231,492 shares, respectively ]	789,585,265	1,628,411,953	(z)
Capital shares issued in reinvestment of dividends and distributions [ 3,583,715 and 917,832 shares, respectively ]	52,671,725	11,554,263
Capital shares repurchased [ (14,457,557) and (330,083) shares, respectively ]	(208,528,940)	(4,191,769)

Total Class K transactions	633,728,050	1,635,774,447

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	668,187,027	830,346,178

TOTAL INCREASE (DECREASE) IN NET ASSETS	908,407,104	747,087,350
NET ASSETS:
Beginning of year	1,785,180,882	1,038,093,532

End of year (a)	$2,693,587,986	$1,785,180,882

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$262,205	$246,024

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the AXA Tactical Manager 500 Portfolio exchanged approximately 106,684,780 Class IA shares for approximately 106,684,780 Class K shares. This exchange amounted to approximately $1,353,168,272.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				May 27, 2009* to December 31, 2009
Class IA	2012	2011	2010
Net asset value, beginning of period	$13.00	$13.76	$12.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.12 (e)	0.11	(e)	0.06	(e)
Net realized and unrealized gain (loss) on investments and futures	1.82	(0.61)	1.51		2.47

Total from investment operations	1.92	(0.49)	1.62		2.53

Less distributions:
Dividends from net investment income	(0.08)	(0.09)	(0.07)		(0.02)
Distributions from net realized gains	(0.19)	(0.18)	(0.30)		—

Total dividends and distributions	(0.27)	(0.27)	(0.37)		(0.02)

Net asset value, end of period	$14.65	$13.00	$13.76		$12.51

Total return (b)	14.81%	(3.43)%	13.09%		25.32%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$157	$137	$984,788		$227,658
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.88%	0.61%	0.63%		0.69%
Before waivers and reimbursements (a)	0.88%	0.62%	0.64%		0.85%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.71%	0.82%	0.88%		0.85%
Before waivers and reimbursements (a)	0.71%	0.80%	0.87%		0.70%
Portfolio turnover rate	3%	2%	1%		6%

	Year Ended December 31,				October 29, 2009* to December 31, 2009
Class IB	2012	2011	2010
Net asset value, beginning of period	$12.92	$13.69	$12.43		$11.71

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.09 (e)	0.09	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments and futures	1.81	(0.62)	1.51		0.72

Total from investment operations	1.91	(0.53)	1.60		0.74

Less distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.04)		(0.02)
Distributions from net realized gains	(0.19)	(0.18)	(0.30)		—

Total dividends and distributions	(0.27)	(0.24)	(0.34)		(0.02)

Net asset value, end of period	$14.56	$12.92	$13.69		$12.43

Total return (b)	14.82%	(3.77)%	12.97%		6.28%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$160,258	$110,368	$53,305		$270
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.88%	0.86%	0.88	%(c)	0.94	%(c)
Before waivers and reimbursements (a)	0.88%	0.87%	0.89	%(c)	1.10	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.71%	0.65%	0.69%		0.81%
Before waivers and reimbursements (a)	0.71%	0.64%	0.67%		0.78%
Portfolio turnover rate	3%	2%	1%		6%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$13.00	$12.54

Income (loss) from investment operations:
Net investment income (loss)	0.14 (e)	0.05 (e)
Net realized and unrealized gain (loss) on investments and futures	1.82	0.50

Total from investment operations	1.96	0.55

Less distributions:
Dividends from net investment income	(0.12)	(0.09)
Distributions from net realized gains	(0.19)	—

Total dividends and distributions	(0.31)	(0.09)

Net asset value, end of period	$14.65	$13.00

Total return (b)	15.10%	4.43%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,533,172	$1,674,676
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.63%	0.62%
Before waivers and reimbursements (a)	0.63%	0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.96%	1.01%
Before waivers and reimbursements (a)	0.96%	1.01%
Portfolio turnover rate	3%	2%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

AXA TACTICAL MANAGER 400 PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	Since Incept.
Portfolio – Class IA Shares*	16.44%	16.08%
Portfolio – Class IB Shares**	16.48	15.71
Portfolio – Class K Shares***	16.74	14.72
S&P Mid Cap 400 Index	17.88	19.80
VMI – MCC	17.71	16.49
* Date of inception 5/27/09. ** Date of inception 10/29/09. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 16.44% for the year ended December 31, 2012. The Portfolio’s benchmarks, the S&P Mid Cap 400 Index, returned 17.88% and VMI — MCC returned 17.71% over the same period.

Portfolio Highlights

Despite periodic worries about global economies, the U.S. election and budget woes in Washington, D.C., U.S. midcap stocks finished the year with strong returns of 17.88%, as measured by the S&P 400 Midcap Index. Volatility was subdued throughout the year, and the Portfolio’s performance roughly matched both its primary and secondary benchmarks.

The sectors that contributed most to the performance of the S & P Mid Cap 400 Index for the year were Financials, Industrials, Consumer Discretionary, Health Care and Information Technology.

The five stocks that contributed most to the performance of the S & P Mid Cap 400 Index for the year were Regeneron Pharmaceuticals Inc., HollyFrontier Corp. Equinix Inc., Monster Beverage Corp. and Rackspace Hosting Inc.

The sectors that detracted most from the performance of the S & P Mid Cap 400 Index for the year were Telecommunication Services, Energy, Utilities, Consumer Staples and Materials.

The five stocks that detracted most from the performance of the S & P Mid Cap 400 Index for the year were AllScripts Healthcare Solutions Inc., Gentex corp., Arch Coal Inc., Superior Energy Services Inc. and SM Energy Co.

Sector Weightings as of December 31, 2012	% of Net Assets
Financials	13.5%
Industrials	10.6
Information Technology	9.5
Consumer Discretionary	8.1
Health Care	5.8
Materials	4.4
Energy	3.7
Utilities	3.0
Consumer Staples	2.3
Telecommunication Services	0.3
Cash and Other	38.8

100.0%

AXA TACTICAL MANAGER 400 PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,086.60	$4.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82
Class IB
Actual	1,000.00	1,086.40	4.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82
Class K
Actual	1,000.00	1,087.80	3.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.56

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (8.1%)
Auto Components (0.1%)
Gentex Corp.	13,677	$257,401

Automobiles (0.1%)
Thor Industries, Inc.	4,228	158,254

Distributors (0.3%)
LKQ Corp.*	28,492	601,181

Diversified Consumer Services (0.5%)
DeVry, Inc.	5,465	129,685
Matthews International Corp., Class A	2,634	84,551
Regis Corp.	5,511	93,246
Service Corp. International	20,379	281,434
Sotheby’s, Inc.	6,512	218,933
Strayer Education, Inc.	1,140	64,034

		871,883

Hotels, Restaurants & Leisure (0.9%)
Bally Technologies, Inc.*	3,930	175,710
Bob Evans Farms, Inc.	2,698	108,460
Brinker International, Inc.	7,007	217,147
Cheesecake Factory, Inc.	4,791	156,762
International Speedway Corp., Class A	2,460	67,945
Life Time Fitness, Inc.*	3,839	188,917
Panera Bread Co., Class A*	2,709	430,270
Scientific Games Corp., Class A*	5,046	43,749
Wendy’s Co.	27,026	127,022
WMS Industries, Inc.*	5,228	91,490

		1,607,472

Household Durables (1.3%)
Jarden Corp.*	7,036	363,761
KB Home	7,319	115,640
M.D.C. Holdings, Inc.	3,737	137,372
Mohawk Industries, Inc.*	5,561	503,104
NVR, Inc.*	442	406,640
Tempur-Pedic International, Inc.*	5,728	180,375
Toll Brothers, Inc.*	14,352	464,000
Tupperware Brands Corp.	5,298	339,602

		2,510,494

Internet & Catalog Retail (0.1%)
HSN, Inc.	3,482	191,789

Leisure Equipment & Products (0.3%)
Polaris Industries, Inc.	6,152	517,691

Media (0.8%)
AMC Networks, Inc., Class A*	5,492	271,854
Cinemark Holdings, Inc.	9,819	255,098
DreamWorks Animation SKG, Inc., Class A*	6,916	114,598
John Wiley & Sons, Inc., Class A	4,507	175,458
Lamar Advertising Co., Class A*	5,310	205,763
Meredith Corp.	3,461	119,231
New York Times Co., Class A*	11,744	100,176
Scholastic Corp.	2,539	75,053
Valassis Communications, Inc.	3,757	96,855

		1,414,086

Multiline Retail (0.0%)
Saks, Inc.*	9,712	$102,073

Specialty Retail (2.6%)
Aaron’s, Inc.	6,726	190,211
Advance Auto Parts, Inc.	7,033	508,838
Aeropostale, Inc.*	7,497	97,536
American Eagle Outfitters, Inc.	17,279	354,392
ANN, Inc.*	4,642	157,085
Ascena Retail Group, Inc.*	12,086	223,470
Barnes & Noble, Inc.*	3,588	54,143
Cabela’s, Inc.*	4,434	185,120
Chico’s FAS, Inc.	15,960	294,622
Dick’s Sporting Goods, Inc.	9,407	427,924
Foot Locker, Inc.	14,446	464,006
Guess?, Inc.	5,883	144,369
Office Depot, Inc.*	27,275	89,462
Rent-A-Center, Inc.	5,639	193,756
Signet Jewelers Ltd.	7,766	414,704
Tractor Supply Co.	6,748	596,253
Williams-Sonoma, Inc.	8,267	361,847

		4,757,738

Textiles, Apparel & Luxury Goods (1.1%)
Carter’s, Inc.*	4,868	270,904
Deckers Outdoor Corp.*	3,378	136,032
Hanesbrands, Inc.*	9,384	336,135
PVH Corp.	6,771	751,649
Under Armour, Inc., Class A*	7,426	360,384
Warnaco Group, Inc.*	3,929	281,198

		2,136,302

Total Consumer Discretionary		15,126,364

Consumer Staples (2.3%)
Food & Staples Retailing (0.3%)
Harris Teeter Supermarkets, Inc.	4,741	182,813
SUPERVALU, Inc.	20,602	50,887
United Natural Foods, Inc.*	4,727	253,320

		487,020

Food Products (1.4%)
Flowers Foods, Inc.	10,970	255,272
Green Mountain Coffee Roasters, Inc.*	11,806	488,296
Hillshire Brands Co.	11,723	329,885
Ingredion, Inc.	7,339	472,852
Lancaster Colony Corp.	1,860	128,693
Post Holdings, Inc.*	3,140	107,545
Ralcorp Holdings, Inc.*	5,277	473,083
Smithfield Foods, Inc.*	11,959	257,956
Tootsie Roll Industries, Inc.	1,951	50,570

		2,564,152

Household Products (0.6%)
Church & Dwight Co., Inc.	13,393	717,463
Energizer Holdings, Inc.	5,931	474,361

		1,191,824

Tobacco (0.0%)
Universal Corp.	2,255	112,547

Total Consumer Staples		4,355,543

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Energy (3.7%)
Energy Equipment & Services (1.7%)
Atwood Oceanics, Inc.*	5,463	$250,151
CARBO Ceramics, Inc.	1,877	147,044
Dresser-Rand Group, Inc.*	7,257	407,408
Dril-Quip, Inc.*	3,494	255,237
Helix Energy Solutions Group, Inc.*	9,387	193,748
Oceaneering International, Inc.	10,344	556,404
Oil States International, Inc.*	5,264	376,586
Patterson-UTI Energy, Inc.	14,309	266,576
Superior Energy Services, Inc.*	15,122	313,328
Tidewater, Inc.	4,777	213,436
Unit Corp.*	4,137	186,372

		3,166,290

Oil, Gas & Consumable Fuels (2.0%)
Alpha Natural Resources, Inc.*	21,154	206,040
Arch Coal, Inc.	20,437	149,599
Bill Barrett Corp.*	4,609	81,994
Cimarex Energy Co.	8,297	478,986
Energen Corp.	6,922	312,113
Forest Oil Corp.*	11,308	75,650
HollyFrontier Corp.	19,411	903,582
Northern Oil and Gas, Inc.*	5,627	94,646
Plains Exploration & Production Co.*	12,366	580,460
Quicksilver Resources, Inc.*	11,421	32,664
Rosetta Resources, Inc.*	5,033	228,297
SM Energy Co.	6,336	330,803
World Fuel Services Corp.	6,918	284,814

		3,759,648

Total Energy		6,925,938

Financials (13.5%)
Capital Markets (1.5%)
Affiliated Managers Group, Inc.*	4,965	646,195
Apollo Investment Corp.	19,526	163,237
Eaton Vance Corp.	11,058	352,197
Federated Investors, Inc., Class B	8,954	181,140
Greenhill & Co., Inc.	2,525	131,275
Janus Capital Group, Inc.	17,910	152,593
Jefferies Group, Inc.	12,286	228,151
Raymond James Financial, Inc.	10,694	412,040
SEI Investments Co.	12,921	301,576
Waddell & Reed Financial, Inc., Class A	8,189	285,141

		2,853,545

Commercial Banks (2.4%)
Associated Banc-Corp	16,502	216,506
BancorpSouth, Inc.	7,949	115,579
Bank of Hawaii Corp.	4,298	189,327
Cathay General Bancorp	7,032	137,124
City National Corp./California	4,541	224,870
Commerce Bancshares, Inc./Missouri	7,466	261,753
Cullen/Frost Bankers, Inc.	5,893	319,813
East West Bancorp, Inc.	13,444	288,912
First Niagara Financial Group, Inc.	33,859	268,502

FirstMerit Corp.	10,559	$149,832
Fulton Financial Corp.	19,065	183,215
Hancock Holding Co.	8,142	258,427
International Bancshares Corp.	5,209	94,022
Prosperity Bancshares, Inc.	4,223	177,366
Signature Bank/New York*	4,423	315,537
SVB Financial Group*	4,270	238,992
Synovus Financial Corp.	70,025	171,561
TCF Financial Corp.	15,671	190,403
Trustmark Corp.	6,240	140,150
Valley National Bancorp	18,992	176,626
Webster Financial Corp.	7,693	158,091
Westamerica Bancorp	2,621	111,628

		4,388,236

Diversified Financial Services (0.3%)
CBOE Holdings, Inc.	8,382	246,934
MSCI, Inc.*	11,707	362,800

		609,734

Insurance (2.8%)
Alleghany Corp.*	1,624	544,722
American Financial Group, Inc./Ohio	7,262	286,994
Arthur J. Gallagher & Co.	11,926	413,236
Aspen Insurance Holdings Ltd.	6,795	217,984
Brown & Brown, Inc.	11,310	287,953
Everest Reinsurance Group Ltd.	4,952	544,472
Fidelity National Financial, Inc., Class A	20,307	478,230
First American Financial Corp.	10,232	246,489
Hanover Insurance Group, Inc.	4,268	165,342
HCC Insurance Holdings, Inc.	9,713	361,421
Kemper Corp.	5,185	152,957
Mercury General Corp.	3,235	128,397
Old Republic International Corp.	23,135	246,388
Protective Life Corp.	7,582	216,694
Reinsurance Group of America, Inc.	7,081	378,975
StanCorp Financial Group, Inc.	4,235	155,297
W. R. Berkley Corp.	10,540	397,780

		5,223,331

Real Estate Investment Trusts (REITs) (5.8%)
Alexandria Real Estate Equities, Inc. (REIT)	6,106	423,268
American Campus Communities, Inc. (REIT)	10,031	462,730
BioMed Realty Trust, Inc. (REIT)	14,801	286,103
BRE Properties, Inc. (REIT)	7,369	374,566
Camden Property Trust (REIT)	8,064	550,045
Corporate Office Properties Trust/Maryland (REIT)	7,742	193,395
Duke Realty Corp. (REIT)	26,371	365,766
Equity One, Inc. (REIT)	5,935	124,694
Essex Property Trust, Inc. (REIT)	3,501	513,422
Federal Realty Investment Trust (REIT)	6,194	644,300
Highwoods Properties, Inc. (REIT)	6,896	230,671
Home Properties, Inc. (REIT)	4,915	301,339

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Hospitality Properties Trust (REIT)	11,864	$277,855
Liberty Property Trust (REIT)	11,337	405,524
Macerich Co. (REIT)	13,095	763,439
Mack-Cali Realty Corp. (REIT)	7,958	207,783
National Retail Properties, Inc. (REIT)	10,552	329,222
Omega Healthcare Investors, Inc. (REIT)	10,747	256,316
Potlatch Corp. (REIT)	3,885	152,253
Rayonier, Inc. (REIT)	11,810	612,112
Realty Income Corp. (REIT)	12,793	514,407
Regency Centers Corp. (REIT)	8,666	408,342
Senior Housing Properties Trust (REIT)	16,928	400,178
SL Green Realty Corp. (REIT)	8,659	663,712
Taubman Centers, Inc. (REIT)	5,578	439,100
UDR, Inc. (REIT)	23,934	569,151
Weingarten Realty Investors (REIT)	10,689	286,145

		10,755,838

Real Estate Management & Development (0.3%)
Alexander & Baldwin, Inc.*	4,116	120,887
Jones Lang LaSalle, Inc.	4,225	354,646

		475,533

Thrifts & Mortgage Finance (0.4%)
Astoria Financial Corp.	7,862	73,588
New York Community Bancorp, Inc.	42,095	551,445
Washington Federal, Inc.	10,205	172,158

		797,191

Total Financials		25,103,408

Health Care (5.8%)
Biotechnology (1.3%)
Regeneron Pharmaceuticals, Inc.*	7,218	1,234,783
United Therapeutics Corp.*	4,526	241,779
Vertex Pharmaceuticals, Inc.*	20,782	871,597

		2,348,159

Health Care Equipment & Supplies (1.6%)
Cooper Cos., Inc.	4,592	424,668
Hill-Rom Holdings, Inc.	5,826	166,041
Hologic, Inc.*	25,574	512,247
IDEXX Laboratories, Inc.*	5,238	486,087
Masimo Corp.	4,997	104,987
ResMed, Inc.	13,715	570,133
STERIS Corp.	5,610	194,835
Teleflex, Inc.	3,926	279,963
Thoratec Corp.*	5,627	211,125

		2,950,086

Health Care Providers & Services (1.9%)
Community Health Systems, Inc.	8,746	268,852
Health Management Associates, Inc., Class A*	24,633	229,580
Health Net, Inc.*	7,778	189,006
Henry Schein, Inc.*	8,431	678,358
HMS Holdings Corp.*	8,338	216,121
LifePoint Hospitals, Inc.*	4,735	178,746

MEDNAX, Inc.*	4,777	$379,867
Omnicare, Inc.	10,591	382,335
Owens & Minor, Inc.	6,074	173,170
Universal Health Services, Inc., Class B	8,481	410,056
VCA Antech, Inc.*	8,444	177,746
WellCare Health Plans, Inc.*	4,145	201,820

		3,485,657

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	16,479	155,232

Life Sciences Tools & Services (0.8%)
Bio-Rad Laboratories, Inc., Class A*	1,932	202,957
Charles River Laboratories International, Inc.*	4,648	174,161
Covance, Inc.*	5,243	302,888
Mettler-Toledo International, Inc.*	2,936	567,529
Techne Corp.	3,319	226,820

		1,474,355

Pharmaceuticals (0.1%)
Endo Health Solutions, Inc.*	10,931	287,157

Total Health Care		10,700,646

Industrials (10.6%)
Aerospace & Defense (0.9%)
Alliant Techsystems, Inc.	3,134	194,183
B/E Aerospace, Inc.*	9,966	492,320
Esterline Technologies Corp.*	2,968	188,795
Exelis, Inc.	17,997	202,826
Huntington Ingalls Industries, Inc.	4,760	206,298
Triumph Group, Inc.	4,795	313,114

		1,597,536

Air Freight & Logistics (0.1%)
UTi Worldwide, Inc.	9,924	132,981

Airlines (0.2%)
Alaska Air Group, Inc.*	6,731	290,039
JetBlue Airways Corp.*	21,835	124,678

		414,717

Building Products (0.4%)
Fortune Brands Home & Security, Inc.*	15,608	456,066
Lennox International, Inc.	4,385	230,300

		686,366

Commercial Services & Supplies (1.2%)
Brink’s Co.	4,601	131,267
Clean Harbors, Inc.*	5,073	279,066
Copart, Inc.*	10,161	299,749
Corrections Corp. of America	9,599	340,477
Deluxe Corp.	4,885	157,492
Herman Miller, Inc.	5,589	119,716
HNI Corp.	4,351	130,791
Mine Safety Appliances Co.	2,970	126,849
R.R. Donnelley & Sons Co.	17,328	155,952
Rollins, Inc.	6,287	138,565

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Waste Connections, Inc.	11,754	$397,168

		2,277,092

Construction & Engineering (0.7%)
AECOM Technology Corp.*	10,364	246,663
Granite Construction, Inc.	3,406	114,510
KBR, Inc.	14,147	423,278
Shaw Group, Inc.*	6,390	297,838
URS Corp.	7,378	289,660

		1,371,949

Electrical Equipment (1.1%)
Acuity Brands, Inc.	4,084	276,609
AMETEK, Inc.	23,289	874,968
General Cable Corp.*	4,761	144,782
Hubbell, Inc., Class B	5,116	432,967
Regal-Beloit Corp.	4,267	300,696

		2,030,022

Industrial Conglomerates (0.2%)
Carlisle Cos., Inc.	6,032	354,440

Machinery (3.3%)
AGCO Corp.*	9,300	456,816
CLARCOR, Inc.	4,798	229,248
Crane Co.	4,581	212,009
Donaldson Co., Inc.	12,927	424,523
Gardner Denver, Inc.	4,708	322,498
Graco, Inc.	5,818	299,569
Harsco Corp.	7,724	181,514
IDEX Corp.	7,920	368,518
ITT Corp.	8,893	208,630
Kennametal, Inc.	7,629	305,160
Lincoln Electric Holdings, Inc.	7,959	387,444
Nordson Corp.	5,413	341,669
Oshkosh Corp.*	8,767	259,941
SPX Corp.	4,872	341,771
Terex Corp.*	10,608	298,191
Timken Co.	7,622	364,560
Trinity Industries, Inc.	7,573	271,265
Valmont Industries, Inc.	2,248	306,964
Wabtec Corp.	4,591	401,896
Woodward, Inc.	5,758	219,552

		6,201,738

Marine (0.2%)
Kirby Corp.*	5,361	331,792
Matson, Inc.	4,097	101,278

		433,070

Professional Services (0.5%)
Corporate Executive Board Co.	3,229	153,248
FTI Consulting, Inc.*	3,973	131,109
Manpower, Inc.	7,517	319,022
Towers Watson & Co., Class A	5,472	307,581

		910,960

Road & Rail (1.2%)
Con-way, Inc.	5,387	149,866
Genesee & Wyoming, Inc., Class A*	4,178	317,862
J.B. Hunt Transport Services, Inc.	8,729	521,209
Kansas City Southern	10,547	880,464

Landstar System, Inc.	4,442	$233,027
Werner Enterprises, Inc.	4,273	92,596

		2,195,024

Trading Companies & Distributors (0.6%)
GATX Corp.	4,510	195,283
MSC Industrial Direct Co., Inc., Class A	4,455	335,818
United Rentals, Inc.*	8,867	403,626
Watsco, Inc.	2,850	213,465

		1,148,192

Total Industrials		19,754,087

Information Technology (9.5%)
Communications Equipment (0.6%)
ADTRAN, Inc.	6,003	117,299
Ciena Corp.*	9,649	151,489
InterDigital, Inc.	3,923	161,235
Plantronics, Inc.	4,096	151,019
Polycom, Inc.*	16,807	175,801
Riverbed Technology, Inc.*	15,372	303,136
Tellabs, Inc.	33,170	75,628

		1,135,607

Computers & Peripherals (0.4%)
Diebold, Inc.	6,080	186,109
Lexmark International, Inc., Class A	6,178	143,268
NCR Corp.*	15,331	390,634
QLogic Corp.*	8,881	86,412

		806,423

Electronic Equipment, Instruments & Components (1.3%)
Arrow Electronics, Inc.*	10,152	386,588
Avnet, Inc.*	13,149	402,491
Ingram Micro, Inc., Class A*	14,388	243,445
Itron, Inc.*	3,756	167,330
National Instruments Corp.	9,071	234,122
Tech Data Corp.*	3,622	164,910
Trimble Navigation Ltd.*	12,095	723,039
Vishay Intertechnology, Inc.*	12,657	134,544

		2,456,469

Internet Software & Services (1.2%)
AOL, Inc.*	8,008	237,117
Equinix, Inc.*	4,660	960,892
Monster Worldwide, Inc.*	11,209	62,994
Rackspace Hosting, Inc.*	10,501	779,909
ValueClick, Inc.*	6,782	131,639

		2,172,551

IT Services (2.1%)
Acxiom Corp.*	7,143	124,717
Alliance Data Systems Corp.*	4,779	691,808
Broadridge Financial Solutions, Inc.	11,710	267,925
Convergys Corp.	10,456	171,583
CoreLogic, Inc.*	9,362	252,025
DST Systems, Inc.	2,942	178,285
Gartner, Inc.*	8,979	413,214
Global Payments, Inc.	7,570	342,921
Jack Henry & Associates, Inc.	8,255	324,091

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Lender Processing Services, Inc.	8,142	$200,456
ManTech International Corp., Class A	2,261	58,650
NeuStar, Inc., Class A*	6,349	266,214
VeriFone Systems, Inc.*	10,347	307,099
WEX, Inc.*	3,713	279,849

		3,878,837

Office Electronics (0.1%)
Zebra Technologies Corp., Class A*	4,872	191,372

Semiconductors & Semiconductor Equipment (1.2%)
Atmel Corp.*	42,120	275,886
Cree, Inc.*	11,149	378,843
Cypress Semiconductor Corp.*	12,600	136,584
Fairchild Semiconductor International, Inc.*	12,182	175,421
Integrated Device Technology, Inc.*	13,864	101,207
International Rectifier Corp.*	6,631	117,568
Intersil Corp., Class A	12,108	100,375
MEMC Electronic Materials, Inc.*	22,233	71,368
RF Micro Devices, Inc.*	26,836	120,225
Semtech Corp.*	6,353	183,919
Silicon Laboratories, Inc.*	3,665	153,234
Skyworks Solutions, Inc.*	18,632	378,230

		2,192,860

Software (2.6%)
ACI Worldwide, Inc.*	3,771	164,755
Advent Software, Inc.*	3,046	65,124
ANSYS, Inc.*	8,880	597,979
Cadence Design Systems, Inc.*	26,849	362,730
Compuware Corp.*	20,430	222,074
Concur Technologies, Inc.*	4,335	292,699
FactSet Research Systems, Inc.	3,901	343,522
Fair Isaac Corp.	3,352	140,885
Informatica Corp.*	10,339	313,478
Mentor Graphics Corp.*	9,068	154,337
MICROS Systems, Inc.*	7,697	326,661
Parametric Technology Corp.*	11,459	257,942
Rovi Corp.*	9,897	152,711
SolarWinds, Inc.*	5,858	307,252
Solera Holdings, Inc.	6,593	352,528
Synopsys, Inc.*	14,297	455,216
TIBCO Software, Inc.*	14,895	327,839

		4,837,732

Total Information Technology		17,671,851

Materials (4.4%)
Chemicals (1.9%)
Albemarle Corp.	8,544	530,753
Ashland, Inc.	7,027	565,041
Cabot Corp.	5,731	228,037
Cytec Industries, Inc.	4,368	300,650
Intrepid Potash, Inc.	5,156	109,771
Minerals Technologies, Inc.	3,388	135,249
NewMarket Corp.	1,030	270,066
Olin Corp.	7,716	166,588
RPM International, Inc.	12,685	372,432

Scotts Miracle-Gro Co., Class A	3,720	$163,866
Sensient Technologies Corp.	4,763	169,372
Valspar Corp.	8,102	505,565

		3,517,390

Construction Materials (0.2%)
Martin Marietta Materials, Inc.	4,401	414,926

Containers & Packaging (0.9%)
AptarGroup, Inc.	6,370	303,976
Greif, Inc., Class A	2,903	129,183
Packaging Corp. of America	9,416	362,234
Rock-Tenn Co., Class A	6,817	476,576
Silgan Holdings, Inc.	4,713	196,014
Sonoco Products Co.	9,661	287,222

		1,755,205

Metals & Mining (1.1%)
Carpenter Technology Corp.	4,246	219,221
Commercial Metals Co.	11,185	166,209
Compass Minerals International, Inc.	3,181	237,652
Reliance Steel & Aluminum Co.	7,244	449,852
Royal Gold, Inc.	6,234	506,887
Steel Dynamics, Inc.	21,038	288,852
Worthington Industries, Inc.	5,039	130,964

		1,999,637

Paper & Forest Products (0.3%)
Domtar Corp.	3,378	282,131
Louisiana-Pacific Corp.*	13,272	256,415

		538,546

Total Materials		8,225,704

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.2%)
tw telecom, Inc.*	14,513	369,646

Wireless Telecommunication Services (0.1%)
Telephone & Data Systems, Inc.	9,708	214,935

Total Telecommunication Services		584,581

Utilities (3.0%)
Electric Utilities (1.3%)
Cleco Corp.	5,833	233,378
Great Plains Energy, Inc.	14,696	298,476
Hawaiian Electric Industries, Inc.	9,352	235,109
IDACORP, Inc.	4,821	208,990
NV Energy, Inc.	22,575	409,511
OGE Energy Corp.	9,466	533,031
PNM Resources, Inc.	7,627	156,430
Westar Energy, Inc.	12,126	347,046

		2,421,971

Gas Utilities (0.8%)
Atmos Energy Corp.	8,654	303,928
National Fuel Gas Co.	7,994	405,216
Questar Corp.	16,775	331,474
UGI Corp.	10,807	353,497
WGL Holdings, Inc.	4,959	194,343

		1,588,458

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Multi-Utilities (0.7%)
Alliant Energy Corp.	10,640	$467,203
Black Hills Corp.	4,227	153,609
MDU Resources Group, Inc.	18,110	384,656
Vectren Corp.	7,883	231,760

		1,237,228

Water Utilities (0.2%)
Aqua America, Inc.	13,419	$341,111

Total Utilities		5,588,768

Total Investments (61.2%) (Cost $96,473,643)		114,036,890
Other Assets Less Liabilities (38.8%)		72,160,118

Net Assets (100%)		$186,197,008

*	Non-income producing.

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
S&P MidCap 400 E-Mini Index	707	March-13	$71,351,678	$71,979,670	$627,992

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$15,126,364	$—	$—	$15,126,364
Consumer Staples	4,355,543	—	—	4,355,543
Energy	6,925,938	—	—	6,925,938
Financials	25,103,408	—	—	25,103,408
Health Care	10,700,646	—	—	10,700,646
Industrials	19,754,087	—	—	19,754,087
Information Technology	17,671,851	—	—	17,671,851
Materials	8,225,704	—	—	8,225,704
Telecommunication Services	584,581	—	—	584,581
Utilities	5,588,768	—	—	5,588,768
Futures	627,992	—	—	627,992

Total Assets	$114,664,882	$—	$—	$114,664,882

Total Liabilities	$—	$—	$—	$—

Total	$114,664,882	$—	$—	$114,664,882

(a)	A security with a market value of $117,299 transferred from Level 2 to Level 1 since the beginning of the period due to active trading.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	627,992	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$627,992

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	7,705,963	—	—	7,705,963
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$7,705,963	$—	$—	$7,705,963

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	877,522	—	—	877,522
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$877,522	$—	$—	$877,522

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Portfolio held futures contracts with an average notional balance of approximately $53,925,000 during the year ended December 31, 2012.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long—term investments other than U.S. government debt securities	$8,887,018
Net Proceeds of Sales and Redemptions:
Long—term investments other than U.S. government debt securities	$21,292,543

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,594,655
Aggregate gross unrealized depreciation	(6,043,775)

Net unrealized appreciation	$17,550,880

Federal income tax cost of investments	$96,486,010

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $2,133,717 for Short Term and $3,987,984 for Long Term during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $96,473,643)	$114,036,890
Cash	67,493,641
Cash held as collateral at broker	3,032,800
Due from broker for futures variation margin	1,636,031
Receivable from Separate Accounts for Trust shares sold	240,388
Dividends, interest and other receivables	74,991
Receivable for securities sold	27,468
Other assets	602

Total assets	186,542,811

LIABILITIES
Payable for securities purchased	181,154
Investment management fees payable	70,376
Administrative fees payable	28,627
Distribution fees payable - Class IB	14,358
Payable to Separate Accounts for Trust shares redeemed	13,819
Distribution fees payable - Class IA	36
Accrued expenses	37,433

Total liabilities	345,803

NET ASSETS	$186,197,008

Net assets were comprised of:
Paid in capital	$165,740,755
Accumulated undistributed net investment income (loss)	(1)
Accumulated undistributed net realized gain (loss) on investments and futures	2,265,015
Net unrealized appreciation (depreciation) on investments and futures	18,191,239

Net assets	$186,197,008

Class IA
Net asset value, offering and redemption price per share, $170,966 / 10,732 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.93

Class IB
Net asset value, offering and redemption price per share, $68,756,068 / 4,344,213 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.83

Class K
Net asset value, offering and redemption price per share, $117,269,974 / 7,361,518 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.93

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends	$1,741,277
Interest	50,989

Total income	1,792,266

EXPENSES
Investment management fees	737,846
Administrative fees	311,439
Distribution fees - Class IB	155,707
Professional fees	48,699
Custodian fees	28,500
Printing and mailing expenses	18,581
Trustees’ fees	4,558
Distribution fees - Class IA	404
Miscellaneous	4,570

Gross expenses	1,310,304
Less: Waiver from investment advisor	(5,931)

Net expenses	1,304,373

NET INVESTMENT INCOME (LOSS)	487,893

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	2,556,358
Futures	7,705,963

Net realized gain (loss)	10,262,321

Change in unrealized appreciation (depreciation) on:
Securities	14,235,520
Futures	877,522

Net change in unrealized appreciation (depreciation)	15,113,042

NET REALIZED AND UNREALIZED GAIN (LOSS)	25,375,363

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$25,863,256

See Notes to Financial Statements.

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AXA TACTICAL MANAGER 400 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$487,893	$242,654
Net realized gain (loss) on investments and futures	10,262,321	(6,009,720)
Net change in unrealized appreciation (depreciation) on investments and futures	15,113,042	(7,258,529)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,863,256	(13,025,595)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(219)	(405)
Class IB	(87,971)	(18,219)
Class K†	(440,421)	(288,457)

	(528,611)	(307,081)

Distributions from net realized capital gains
Class IA	(1,390)	(2,227,369)
Class IB	(562,960)	(928,599)
Class K†	(942,058)	—

	(1,506,408)	(3,155,968)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,035,019)	(3,463,049)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 0 and 1,785,051 shares, respectively ]	—	28,797,776
Capital shares issued in reinvestment of dividends and distributions [ 101 and 165,879 shares, respectively ]	1,609	2,227,774
Capital shares repurchased [ 0 and (6,769,924) shares, respectively ]	—	(92,790,845	)(z)

Total Class IA transactions	1,609	(61,765,295)

Class IB
Capital shares sold [ 1,183,446 and 2,295,622 shares, respectively ]	17,720,126	34,301,184
Capital shares issued in reinvestment of dividends and distributions [ 41,036 and 71,079 shares, respectively ]	650,931	946,818
Capital shares repurchased [ (540,706) and (292,763) shares, respectively ]	(8,244,316)	(4,468,999)

Total Class IB transactions	10,126,741	30,779,003

Class K†
Capital shares sold [ 2,176,153 and 7,725,307 shares, respectively ]	33,135,201	105,740,704	(z)
Capital shares issued in reinvestment of dividends and distributions [ 86,596 and 21,648 shares, respectively ]	1,382,479	288,457
Capital shares repurchased [ (2,627,693) and (20,493) shares, respectively ]	(39,339,222)	(277,816)

Total Class K transactions	(4,821,542)	105,751,345

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	5,306,808	74,765,053

TOTAL INCREASE (DECREASE) IN NET ASSETS	29,135,045	58,276,409
NET ASSETS:
Beginning of year	157,061,963	98,785,554

End of year (a)	$186,197,008	$157,061,963

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(1)	$22,287

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the AXA Tactical Manager 400 Portfolio exchanged approximately 6,752,306 Class IA shares for approximately 6,752,306 Class K shares. This exchange amounted to approximately $92,507,246.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			May 27, 2009* to December 31, 2009
Class IA	2012	2011	2010
Net asset value, beginning of period	$13.81	$15.42	$12.87	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	0.04 (e)	0.05 (e)	0.01 (e)
Net realized and unrealized gain (loss) on investments and futures	2.25	(1.27)	2.98	2.86

Total from investment operations	2.27	(1.23)	3.03	2.87

Less distributions:
Dividends from net investment income	(0.02)	(0.04)	(0.03)	—
Distributions from net realized gains	(0.13)	(0.34)	(0.45)	—

Total dividends and distributions	(0.15)	(0.38)	(0.48)	—

Net asset value, end of period	$15.93	$13.81	$15.42	$12.87

Total return (b)	16.44%	(7.92)%	23.88%	28.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$171	$147	$74,459	$13,192
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.95%	0.68%	0.68%	0.70%
Before waivers and reimbursements (a)	0.95%	0.72%	0.90%	4.36%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.14%	0.24%	0.38%	0.08%
Before waivers and reimbursements (a)	0.13%	0.21%	0.16%	(3.58)%
Portfolio turnover rate	8%	15%	13%	14%

	Year Ended December 31,				October 29, 2009* to December 31, 2009
Class IB	2012	2011		2010
Net asset value, beginning of period	$13.72	$15.33		$12.79	$11.81

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	—	#(e)	0.03 (e)	—	#(e)
Net realized and unrealized gain (loss) on investments and futures	2.24	(1.26)		2.96	0.98

Total from investment operations	2.26	(1.26)		2.99	0.98

Less distributions:
Dividends from net investment income	(0.02)	(0.01)		—	—
Distributions from net realized gains	(0.13)	(0.34)		(0.45)	—

Total dividends and distributions	(0.15)	(0.35)		(0.45)	—

Net asset value, end of period	$15.83	$13.72		$15.33	$12.79

Total return (b)	16.48%	(8.19)%		23.71%	8.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$68,756	$50,221		$24,326	$85
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.95%	0.93%		0.93%	0.95	%(c)
Before waivers and reimbursements (a)	0.95%	0.97	%(c)	1.07%	4.61	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.14%	0.01%		0.19%	0.04%
Before waivers and reimbursements (a)	0.14%	(0.03)%		0.06%	(1.47)%
Portfolio turnover rate	8%	15%		13%	14%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$13.81	$13.43

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.01 (e)
Net realized and unrealized gain (loss) on investments and futures	2.25	0.41

Total from investment operations	2.31	0.42

Less distributions:
Dividends from net investment income	(0.06)	(0.04)
Distributions from net realized gains	(0.13)	—

Total dividends and distributions	(0.19)	(0.04)

Net asset value, end of period	$15.93	$13.81

Total return (b)	16.74%	3.12%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$117,270	$106,694
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.70%	0.67%
Before waivers and reimbursements (a)	0.70%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.39%	0.28%
Before waivers and reimbursements(a)	0.39%	0.25%
Portfolio turnover rate	8%	15%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

AXA TACTICAL MANAGER 2000 PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	Since Incept.
Portfolio – Class IA Shares*	15.42%	14.76%
Portfolio – Class IB Shares**	15.50	14.42
Portfolio – Class K Shares***	15.71	14.90
Russell 2000® Index	16.35	18.13
VMI – SCC	16.19	15.04
* Date of inception 5/27/09. ** Date of inception 10/29/09. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 15.42% for the year ended December 31, 2012. The Portfolio’s benchmarks, the Russell 2000® Index, returned 16.35% and the VMI — SCC returned 16.19% over the same period.

Portfolio Highlights

Despite periodic worries about global economies, the U.S. election and budget woes in Washington, D.C., the Russell 2000® Index of U.S. small-cap stocks rose 16.4% for the full year 2012. With volatility subdued, and the Portfolio fully invested, it matched the performance of both its primary and secondary benchmarks.

The sectors that contributed most to the performance of the Portfolio for the year were Financials, Consumer Discretionary, Industrials, Health Care and Information Technology.

The five stocks that contributed most to the performance of the Portfolio for the year were Pharmacyclics Inc, Ocwen Financial Corp., 3-D Systems Corp., Louisiana Pacific Corp. and Onyx Pharmaceuticals.

The sectors that detracted most from the performance of the Portfolio for the year were Energy, Telecommunication Services, Utilities, Consumer Staples and Materials.

The five stocks that detracted most from the performance of the Portfolio for the year were Key Energy Services Inc., Knight Capital Group, Barrett Bill Corp., Quality System Inc. and Questcor Pharmaceutical.

Sector Weightings as of December 31, 2012	% of Net Assets
Financials	11.2%
Information Technology	8.1
Industrials	7.6
Consumer Discretionary	6.9
Health Care	5.9
Energy	3.0
Materials	2.6
Consumer Staples	1.7
Utilities	1.7
Telecommunication Services	0.3
Cash and Other	51.0

100.0%

AXA TACTICAL MANAGER 2000 PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,067.80	$4.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.66	4.52
Class IB
Actual	1,000.00	1,068.10	4.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.66	4.52
Class K
Actual	1,000.00	1,069.00	3.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.92	3.25

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.89%, 0.89% and 0.64%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (6.9%)
Auto Components (0.5%)
American Axle & Manufacturing Holdings, Inc.*	24,982	$279,798
Cooper Tire & Rubber Co.	23,051	584,573
Dana Holding Corp.	54,689	853,695
Dorman Products, Inc.	9,264	327,390
Drew Industries, Inc.	7,135	230,104
Exide Technologies, Inc.*	29,989	102,562
Federal-Mogul Corp.*	6,942	55,675
Fuel Systems Solutions, Inc.*	5,615	82,541
Gentherm, Inc.*	11,080	147,364
Modine Manufacturing Co.*	17,520	142,438
Shiloh Industries, Inc.	2,369	24,401
Spartan Motors, Inc.	13,312	65,628
Standard Motor Products, Inc.	7,408	164,606
Stoneridge, Inc.*	10,539	53,960
Superior Industries International, Inc.	8,753	178,561
Tenneco, Inc.*	22,404	786,604
Tower International, Inc.*	2,262	18,209

		4,098,109

Automobiles (0.0%)
Winnebago Industries, Inc.*	11,018	188,738

Distributors (0.1%)
Core-Mark Holding Co., Inc.	4,281	202,705
Pool Corp.	17,964	760,236
VOXX International Corp.*	6,879	46,296
Weyco Group, Inc.	2,457	57,396

		1,066,633

Diversified Consumer Services (0.6%)
American Public Education, Inc.*	6,716	242,515
Ascent Capital Group, Inc., Class A*	5,387	333,671
Bridgepoint Education, Inc.*	6,708	69,092
Capella Education Co.*	4,742	133,867
Career Education Corp.*	19,567	68,876
Carriage Services, Inc.	5,902	70,057
Coinstar, Inc.*	11,658	606,333
Collectors Universe	1,942	19,478
Corinthian Colleges, Inc.*	29,333	71,572
Education Management Corp.*	9,992	43,765
Grand Canyon Education, Inc.*	15,185	356,392
Hillenbrand, Inc.	21,093	476,913
K12, Inc.*	10,212	208,733
LifeLock, Inc.*	6,735	54,755
Lincoln Educational Services Corp.	7,970	44,552
Mac-Gray Corp.	4,712	59,136
Matthews International Corp., Class A	10,670	342,507
National American University Holdings, Inc.	3,203	12,332
Regis Corp.	21,589	365,286
Sotheby’s, Inc.	24,978	839,760
Steiner Leisure Ltd.*	5,582	268,997
Stewart Enterprises, Inc., Class A	27,900	213,156
Strayer Education, Inc.	4,476	251,417
Universal Technical Institute, Inc.	8,538	$85,721

		5,238,883

Hotels, Restaurants & Leisure (1.5%)
AFC Enterprises, Inc.*	9,279	242,460
Ameristar Casinos, Inc.	12,637	331,595
Biglari Holdings, Inc.*	455	177,459
BJ’s Restaurants, Inc.*	9,305	306,135
Bloomin’ Brands, Inc.*	5,918	92,558
Bluegreen Corp.*	5,357	50,249
Bob Evans Farms, Inc.	10,984	441,557
Boyd Gaming Corp.*	20,744	137,740
Bravo Brio Restaurant Group, Inc.*	7,259	97,488
Buffalo Wild Wings, Inc.*	7,057	513,891
Caesars Entertainment Corp.*	13,843	95,794
Caribou Coffee Co., Inc.*	7,975	129,115
Carrols Restaurant Group, Inc.*	6,529	39,043
CEC Entertainment, Inc.	7,055	234,155
Cheesecake Factory, Inc.	20,452	669,189
Churchill Downs, Inc.	4,915	326,602
Chuy’s Holdings, Inc.*	2,030	45,350
Cracker Barrel Old Country Store, Inc.	7,294	468,712
Del Frisco’s Restaurant Group, Inc.*	1,316	20,516
Denny’s Corp.*	37,064	180,872
DineEquity, Inc.*	5,792	388,064
Domino’s Pizza, Inc.	21,102	918,992
Einstein Noah Restaurant Group, Inc.	2,577	31,465
Fiesta Restaurant Group, Inc.*	6,134	93,973
Frisch’s Restaurants, Inc.	1,036	19,166
Ignite Restaurant Group, Inc.*	2,513	32,669
International Speedway Corp., Class A	10,474	289,292
Interval Leisure Group, Inc.	14,496	281,077
Isle of Capri Casinos, Inc.*	8,810	49,336
Jack in the Box, Inc.*	16,522	472,529
Jamba, Inc.*	22,499	50,398
Krispy Kreme Doughnuts, Inc.*	21,933	205,732
Life Time Fitness, Inc.*	15,824	778,699
Luby’s, Inc.*	7,961	53,259
Marcus Corp.	7,843	97,802
Marriott Vacations Worldwide Corp.*	10,106	421,117
Monarch Casino & Resort, Inc.*	2,935	32,021
Morgans Hotel Group Co.*	7,732	42,835
MTR Gaming Group, Inc.*	8,421	35,116
Multimedia Games Holding Co., Inc.*	10,703	157,441
Nathan’s Famous, Inc.*	930	31,341
Orient-Express Hotels Ltd., Class A*	37,019	432,752
Papa John’s International, Inc.*	6,769	371,889
Pinnacle Entertainment, Inc.*	21,880	346,360
Premier Exhibitions, Inc.*	9,692	26,265
Red Lion Hotels Corp.*	4,995	39,411
Red Robin Gourmet Burgers, Inc.*	5,569	196,530
Ruby Tuesday, Inc.*	24,488	192,476
Ruth’s Hospitality Group, Inc.*	13,586	98,770
Scientific Games Corp., Class A*	18,294	158,609

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
SHFL Entertainment, Inc.*	20,912	$303,224
Six Flags Entertainment Corp.	14,925	913,410
Sonic Corp.*	20,946	218,048
Speedway Motorsports, Inc.	4,152	74,072
Texas Roadhouse, Inc.	23,522	395,170
Town Sports International Holdings, Inc.	8,792	93,635
Vail Resorts, Inc.	13,433	726,591
WMS Industries, Inc.*	20,951	366,643

		14,036,659

Household Durables (0.6%)
American Greetings Corp., Class A	11,793	199,184
Bassett Furniture Industries, Inc.	4,147	51,713
Beazer Homes USA, Inc.*	9,418	159,070
Blyth, Inc.	3,854	59,930
Cavco Industries, Inc.*	2,554	127,649
CSS Industries, Inc.	3,602	78,848
Ethan Allen Interiors, Inc.	9,034	232,264
Flexsteel Industries, Inc.	1,634	35,049
Helen of Troy Ltd.*	11,728	391,598
Hooker Furniture Corp.	3,968	57,655
Hovnanian Enterprises, Inc., Class A*	38,135	266,945
iRobot Corp.*	10,465	196,114
KB Home	28,894	456,525
La-Z-Boy, Inc.	19,330	273,519
Libbey, Inc.*	7,533	145,764
Lifetime Brands, Inc.	3,960	42,016
M.D.C. Holdings, Inc.	14,552	534,932
M/I Homes, Inc.*	7,656	202,884
Meritage Homes Corp.*	11,298	421,980
NACCO Industries, Inc., Class A	2,072	125,750
Ryland Group, Inc.	17,032	621,668
Sealy Corp.*	17,626	38,248
Skullcandy, Inc.*	6,183	48,166
Standard Pacific Corp.*	43,204	317,549
Universal Electronics, Inc.*	5,720	110,682
Zagg, Inc.*	9,756	71,804

		5,267,506

Internet & Catalog Retail (0.2%)
1-800-FLOWERS.COM, Inc., Class A*	7,590	27,855
Blue Nile, Inc.*	4,387	168,900
CafePress, Inc.*	1,800	10,386
Geeknet, Inc.*	1,614	25,985
HSN, Inc.	13,296	732,344
Kayak Software Corp.*	1,286	51,080
Nutrisystem, Inc.	11,175	91,523
Orbitz Worldwide, Inc.*	7,653	20,816
Overstock.com, Inc.*	4,194	60,016
PetMed Express, Inc.	7,833	86,946
Shutterfly, Inc.*	13,624	406,949
U.S. Auto Parts Network, Inc.*	5,391	9,866
Vitacost.com, Inc.*	7,781	52,755

		1,745,421

Leisure Equipment & Products (0.2%)
Arctic Cat, Inc.*	4,813	160,706
Black Diamond, Inc.*	8,288	67,962
Brunswick Corp.	32,678	$950,603
Callaway Golf Co.	24,241	157,567
JAKKS Pacific, Inc.	8,214	102,839
Johnson Outdoors, Inc., Class A*	2,212	44,063
LeapFrog Enterprises, Inc.*	19,126	165,057
Marine Products Corp.	3,586	20,512
Smith & Wesson Holding Corp.*	24,659	208,122
Steinway Musical Instruments, Inc.*	2,553	53,996
Sturm Ruger & Co., Inc.	7,285	330,739

		2,262,166

Media (0.6%)
Arbitron, Inc.	9,443	440,799
Beasley Broadcasting Group, Inc., Class A	1,710	8,362
Belo Corp., Class A	34,484	264,492
Carmike Cinemas, Inc.*	6,698	100,470
Central European Media Enterprises Ltd., Class A*	13,986	85,734
Crown Media Holdings, Inc., Class A*	10,156	18,789
Cumulus Media, Inc., Class A*	21,337	56,970
Daily Journal Corp.*	357	33,040
Digital Generation, Inc.*	10,483	113,845
Entercom Communications Corp., Class A*	9,665	67,462
Entravision Communications Corp., Class A	17,264	28,658
EW Scripps Co., Class A*	10,822	116,986
Fisher Communications, Inc.	3,312	89,391
Global Sources Ltd.*	7,175	46,494
Harte-Hanks, Inc.	16,608	97,987
Journal Communications, Inc., Class A*	14,011	75,800
LIN TV Corp., Class A*	10,301	77,567
Lions Gate Entertainment Corp.*	31,565	517,666
Live Nation Entertainment, Inc.*	51,226	476,914
Martha Stewart Living Omnimedia, Inc., Class A*	9,311	22,812
McClatchy Co., Class A*	23,381	76,456
MDC Partners, Inc., Class A	9,502	107,373
Meredith Corp.	13,888	478,442
National CineMedia, Inc.	21,388	302,212
New York Times Co., Class A*	51,388	438,340
Nexstar Broadcasting Group, Inc., Class A*	3,809	40,337
Outdoor Channel Holdings, Inc.	4,985	37,886
ReachLocal, Inc.*	3,434	44,333
Reading International, Inc., Class A*	6,249	37,556
Rentrak Corp.*	3,122	60,848
Saga Communications, Inc., Class A	1,443	67,100
Salem Communications Corp., Class A	3,850	21,021
Scholastic Corp.	9,881	292,082
Shutterstock, Inc.*	1,930	50,180
Sinclair Broadcast Group, Inc., Class A	18,816	237,458
Valassis Communications, Inc.	14,757	380,435
Value Line, Inc.	392	3,516

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
World Wrestling Entertainment, Inc., Class A	9,708	$76,596

		5,492,409

Multiline Retail (0.1%)
Bon-Ton Stores, Inc.	4,463	54,092
Fred’s, Inc., Class A	13,869	184,596
Gordmans Stores, Inc.*	3,268	49,085
Saks, Inc.*	41,905	440,422
Tuesday Morning Corp.*	15,462	96,637

		824,832

Specialty Retail (1.7%)
Aeropostale, Inc.*	30,911	402,152
America’s Car-Mart, Inc.*	2,940	119,129
ANN, Inc.*	18,071	611,523
Asbury Automotive Group, Inc.*	10,484	335,803
Barnes & Noble, Inc.*	10,889	164,315
bebe stores, Inc.	14,292	57,025
Big 5 Sporting Goods Corp.	6,269	82,124
Body Central Corp.*	6,133	61,085
Brown Shoe Co., Inc.	15,344	281,869
Buckle, Inc.	10,524	469,791
Cabela’s, Inc.*	17,445	728,329
Casual Male Retail Group, Inc.*	15,132	63,554
Cato Corp., Class A	10,343	283,708
Children’s Place Retail Stores, Inc.*	8,963	396,971
Citi Trends, Inc.*	5,761	79,271
Conn’s, Inc.*	6,153	188,774
Destination Maternity Corp.	5,020	108,231
Express, Inc.*	33,177	500,641
Finish Line, Inc., Class A	18,407	348,445
Five Below, Inc.*	4,117	131,909
Francesca’s Holdings Corp.*	13,199	342,646
Genesco, Inc.*	9,117	501,435
Group 1 Automotive, Inc.	8,540	529,395
Haverty Furniture Cos., Inc.	7,246	118,182
hhgregg, Inc.*	5,865	41,172
Hibbett Sports, Inc.*	9,836	518,357
Hot Topic, Inc.	15,742	151,910
Jos. A. Bank Clothiers, Inc.*	10,055	428,142
Kirkland’s, Inc.*	4,661	49,360
Lithia Motors, Inc., Class A	8,198	306,769
Lumber Liquidators Holdings, Inc.*	10,468	553,024
MarineMax, Inc.*	7,726	69,070
Mattress Firm Holding Corp.*	4,204	103,124
Men’s Wearhouse, Inc.	19,235	599,363
Monro Muffler Brake, Inc.	11,709	409,464
New York & Co., Inc.*	10,766	41,018
Office Depot, Inc.*	105,017	344,456
OfficeMax, Inc.	32,570	317,883
Orchard Supply Hardware Stores Corp., Class A*	661	4,898
Penske Automotive Group, Inc.	15,741	473,647
PEP Boys-Manny, Moe & Jack	20,077	197,357
Perfumania Holdings, Inc.*	1,813	8,920
Pier 1 Imports, Inc.	36,616	732,320
RadioShack Corp.	37,963	80,482
Rent-A-Center, Inc.	21,913	752,931
Restoration Hardware Holdings, Inc.*	2,060	$69,484
rue21, Inc.*	5,595	158,842
Select Comfort Corp.*	21,101	552,213
Shoe Carnival, Inc.	5,488	112,449
Sonic Automotive, Inc., Class A	15,064	314,687
Stage Stores, Inc.	11,697	289,852
Stein Mart, Inc.	9,287	70,024
Systemax, Inc.	4,149	40,038
Teavana Holdings, Inc.*	3,337	51,723
Tilly’s, Inc., Class A*	3,461	46,689
Vitamin Shoppe, Inc.*	11,011	631,591
West Marine, Inc.*	4,850	52,137
Wet Seal, Inc., Class A*	34,309	94,693
Winmark Corp.	906	51,642
Zumiez, Inc.*	8,304	161,181

		15,787,219

Textiles, Apparel & Luxury Goods (0.8%)
Cherokee, Inc.	2,971	40,732
Columbia Sportswear Co.	4,560	243,322
Crocs, Inc.*	33,838	486,929
Culp, Inc.	3,276	49,173
Delta Apparel, Inc.*	2,367	33,091
Fifth & Pacific Cos., Inc.*	40,422	503,254
G-III Apparel Group Ltd.*	6,204	212,363
Iconix Brand Group, Inc.*	26,796	598,087
Jones Group, Inc.	31,309	346,277
K-Swiss, Inc., Class A*	8,841	29,706
Maidenform Brands, Inc.*	8,832	172,136
Movado Group, Inc.	6,433	197,364
Oxford Industries, Inc.	5,321	246,682
Perry Ellis International, Inc.	4,701	93,550
Quiksilver, Inc.*	48,749	207,183
R.G. Barry Corp.	2,870	40,668
Skechers U.S.A., Inc., Class A*	14,613	270,340
Steven Madden Ltd.*	14,704	621,538
True Religion Apparel, Inc.	9,666	245,710
Tumi Holdings, Inc.*	8,252	172,054
Unifi, Inc.*	5,303	68,992
Vera Bradley, Inc.*	7,469	187,472
Warnaco Group, Inc.*	15,174	1,086,003
Wolverine World Wide, Inc.	17,974	736,574

		6,889,200

Total Consumer Discretionary		62,897,775

Consumer Staples (1.7%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	2,975	399,988
Central European Distribution Corp.*	24,106	52,310
Coca-Cola Bottling Co. Consolidated	1,716	114,114
Craft Brew Alliance, Inc.*	3,708	24,028
National Beverage Corp.	4,137	60,359

		650,799

Food & Staples Retailing (0.5%)
Andersons, Inc.	6,952	298,241
Arden Group, Inc., Class A	400	35,988
Casey’s General Stores, Inc.	14,177	752,799

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Chefs’ Warehouse, Inc.*	4,276	$67,603
Harris Teeter Supermarkets, Inc.	16,112	621,279
Ingles Markets, Inc., Class A	4,884	84,298
Nash Finch Co.	4,591	97,696
Natural Grocers by Vitamin Cottage, Inc.*	2,129	40,643
Pantry, Inc.*	8,741	106,028
Pricesmart, Inc.	6,921	533,263
Rite Aid Corp.*	250,332	340,451
Roundy’s, Inc.	7,404	32,948
Spartan Stores, Inc.	7,115	109,286
SUPERVALU, Inc.	80,785	199,539
Susser Holdings Corp.*	4,242	146,307
United Natural Foods, Inc.*	18,234	977,160
Village Super Market, Inc., Class A	3,151	103,542
Weis Markets, Inc.	4,117	161,263

		4,708,334

Food Products (0.7%)
Alico, Inc.	1,209	44,286
Annie’s, Inc.*	1,943	64,955
B&G Foods, Inc.	19,139	541,825
Calavo Growers, Inc.	4,421	111,453
Cal-Maine Foods, Inc.	5,512	221,693
Chiquita Brands International, Inc.*	17,173	141,677
Darling International, Inc.*	43,753	701,798
Diamond Foods, Inc.	8,311	113,611
Dole Food Co., Inc.*	13,684	156,955
Farmer Bros Co.*	2,467	35,599
Fresh Del Monte Produce, Inc.	14,531	382,892
Griffin Land & Nurseries, Inc.	860	23,220
Hain Celestial Group, Inc.*	13,823	749,483
Inventure Foods, Inc.*	4,917	31,911
J&J Snack Foods Corp.	5,612	358,831
John B. Sanfilippo & Son, Inc.	2,970	53,995
Lancaster Colony Corp.	6,956	481,286
Lifeway Foods, Inc.	1,552	13,564
Limoneira Co.	3,248	62,979
Omega Protein Corp.*	6,875	42,075
Pilgrim’s Pride Corp.*	23,007	166,801
Post Holdings, Inc.*	9,558	327,362
Sanderson Farms, Inc.	8,738	415,492
Seneca Foods Corp., Class A*	2,897	88,069
Smart Balance, Inc.*	22,363	288,483
Snyders-Lance, Inc.	16,792	404,855
Tootsie Roll Industries, Inc.	8,759	227,033
TreeHouse Foods, Inc.*	13,334	695,101
Westway Group, Inc.*	4,379	29,208

		6,976,492

Household Products (0.1%)
Central Garden & Pet Co., Class A*	14,728	153,908
Harbinger Group, Inc.*	15,694	120,687
Oil-Dri Corp. of America	1,677	46,285
Orchids Paper Products Co.	2,070	41,856
Spectrum Brands Holdings, Inc.	8,767	393,901
WD-40 Co.	5,965	281,011

		1,037,648

Personal Products (0.2%)
Elizabeth Arden, Inc.*	9,392	$422,734
Female Health Co.	6,331	45,457
Inter Parfums, Inc.	6,203	120,710
Medifast, Inc.*	5,289	139,577
Nature’s Sunshine Products, Inc.	4,251	61,554
Nutraceutical International Corp.	3,186	52,696
Prestige Brands Holdings, Inc.*	18,822	377,005
Revlon, Inc., Class A*	4,161	60,335
Star Scientific, Inc.*	55,094	147,652
Synutra International, Inc.*	5,896	27,298
USANA Health Sciences, Inc.*	2,246	73,961

		1,528,979

Tobacco (0.1%)
Alliance One International, Inc.*	28,890	105,160
Universal Corp.	8,452	421,839
Vector Group Ltd.	21,065	313,236

		840,235

Total Consumer Staples		15,742,487

Energy (3.0%)
Energy Equipment & Services (1.0%)
Basic Energy Services, Inc.*	11,853	135,243
Bolt Technology Corp.	3,182	45,407
Bristow Group, Inc.	13,358	716,790
C&J Energy Services, Inc.*	16,531	354,425
Cal Dive International, Inc.*	36,067	62,396
Dawson Geophysical Co.*	2,614	68,957
Dril-Quip, Inc.*	14,939	1,091,294
Exterran Holdings, Inc.*	23,582	516,917
Forbes Energy Services Ltd.*	5,356	13,551
Forum Energy Technologies, Inc.*	8,469	209,608
Geospace Technologies Corp.*	4,830	429,242
Global Geophysical Services, Inc.*	7,824	30,122
Gulf Island Fabrication, Inc.	5,337	128,248
Gulfmark Offshore, Inc., Class A	9,899	341,021
Heckmann Corp.*	51,199	206,332
Helix Energy Solutions Group, Inc.*	39,112	807,272
Hercules Offshore, Inc.*	60,114	371,504
Hornbeck Offshore Services, Inc.*	13,161	451,949
ION Geophysical Corp.*	48,337	314,674
Key Energy Services, Inc.*	57,417	399,048
Lufkin Industries, Inc.	12,242	711,627
Matrix Service Co.*	9,915	114,022
Mitcham Industries, Inc.*	4,736	64,552
Natural Gas Services Group, Inc.*	4,954	81,345
Newpark Resources, Inc.*	33,745	264,898
Parker Drilling Co.*	43,640	200,744
PHI, Inc. (Non-Voting)*	4,859	162,728
Pioneer Energy Services Corp.*	23,134	167,953
RigNet, Inc.*	4,593	93,835
Tesco Corp.*	11,309	128,809
TETRA Technologies, Inc.*	28,847	218,949
TGC Industries, Inc.	5,500	45,045
Vantage Drilling Co.*	73,120	133,810
Willbros Group, Inc.*	15,320	82,115

		9,164,432

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Oil, Gas & Consumable Fuels (2.0%)
Abraxas Petroleum Corp.*	31,516	$69,020
Adams Resources & Energy, Inc.	796	27,916
Alon USA Energy, Inc.	3,902	70,587
Amyris, Inc.*	11,404	35,580
Apco Oil and Gas International, Inc.	3,380	41,608
Approach Resources, Inc.*	12,423	310,699
Arch Coal, Inc.	76,411	559,329
Berry Petroleum Co., Class A	19,429	651,843
Bill Barrett Corp.*	17,594	312,997
Bonanza Creek Energy, Inc.*	3,893	108,186
BPZ Resources, Inc.*	38,390	120,929
Callon Petroleum Co.*	15,283	71,830
Carrizo Oil & Gas, Inc.*	14,646	306,394
Ceres, Inc.*	2,147	9,747
Clayton Williams Energy, Inc.*	2,199	87,960
Clean Energy Fuels Corp.*	25,181	313,503
Cloud Peak Energy, Inc.*	22,310	431,252
Comstock Resources, Inc.*	17,957	271,689
Contango Oil & Gas Co.	4,647	196,847
Crimson Exploration, Inc.*	7,736	21,197
Crosstex Energy, Inc.	15,300	219,402
CVR Energy, Inc.*	6,137	299,424
Delek U.S. Holdings, Inc.	6,537	165,517
Diamondback Energy, Inc.*	4,500	86,040
Emerald Oil, Inc.*	4,192	21,966
Endeavour International Corp.*	17,313	89,681
Energy XXI Bermuda Ltd.	29,525	950,410
EPL Oil & Gas, Inc.*	10,258	231,318
Evolution Petroleum Corp.*	6,427	52,252
Forest Oil Corp.*	43,300	289,677
Frontline Ltd.*	19,576	63,818
FX Energy, Inc.*	19,722	81,057
GasLog Ltd.	9,105	113,175
Gastar Exploration Ltd.*	20,403	24,688
Gevo, Inc.*	10,345	15,931
Goodrich Petroleum Corp.*	9,730	90,684
Green Plains Renewable Energy, Inc.*	9,466	74,876
Gulfport Energy Corp.*	20,704	791,307
Halcon Resources Corp.*	42,252	292,384
Hallador Energy Co.	2,656	21,939
Harvest Natural Resources, Inc.*	14,129	128,150
Isramco, Inc.*	348	36,189
KiOR, Inc., Class A*	9,987	64,017
Knightsbridge Tankers Ltd.	9,734	51,103
Kodiak Oil & Gas Corp.*	99,119	877,203
Magnum Hunter Resources Corp.*	56,214	224,294
Matador Resources Co.*	5,596	45,887
McMoRan Exploration Co.*	37,732	605,599
Midstates Petroleum Co., Inc.*	9,281	63,946
Miller Energy Resources, Inc.*	10,442	41,350
Nordic American Tankers Ltd.	19,858	173,758
Northern Oil and Gas, Inc.*	23,654	397,860
Oasis Petroleum, Inc.*	29,967	952,951
Panhandle Oil and Gas, Inc., Class A	2,408	67,978
PDC Energy, Inc.*	11,102	368,697
Penn Virginia Corp.	20,042	88,385
PetroQuest Energy, Inc.*	21,062	$104,257
Quicksilver Resources, Inc.*	45,068	128,894
Renewable Energy Group, Inc.*	2,458	14,404
Rentech, Inc.	65,701	172,794
Resolute Energy Corp.*	17,305	140,690
REX American Resources Corp.*	1,755	33,854
Rex Energy Corp.*	16,524	215,142
Rosetta Resources, Inc.*	19,774	896,949
Sanchez Energy Corp.*	4,452	80,136
Saratoga Resources, Inc.*	6,858	24,277
Scorpio Tankers, Inc.*	21,023	149,474
SemGroup Corp., Class A*	15,986	624,733
Ship Finance International Ltd.	18,091	300,853
Solazyme, Inc.*	12,523	98,431
Stone Energy Corp.*	18,365	376,850
Swift Energy Co.*	15,625	240,469
Synergy Resources Corp.*	14,909	80,360
Targa Resources Corp.	10,985	580,447
Teekay Tankers Ltd., Class A	24,157	70,055
Triangle Petroleum Corp.*	16,273	97,475
Uranerz Energy Corp.*	22,828	31,731
Uranium Energy Corp.*	33,811	86,556
VAALCO Energy, Inc.*	22,034	190,594
W&T Offshore, Inc.	12,941	207,444
Warren Resources, Inc.*	27,775	78,048
Western Refining, Inc.	21,590	608,622
Westmoreland Coal Co.*	4,379	40,900
ZaZa Energy Corp.*	9,312	19,090

		17,875,555

Total Energy		27,039,987

Financials (11.2%)
Capital Markets (1.2%)
Apollo Investment Corp.	77,200	645,392
Arlington Asset Investment Corp., Class A	4,056	84,243
Artio Global Investors, Inc.	11,181	21,244
BGC Partners, Inc., Class A	37,511	129,788
BlackRock Kelso Capital Corp.	21,649	217,789
Calamos Asset Management, Inc., Class A	7,338	77,563
Capital Southwest Corp.	1,107	110,290
CIFC Corp.*	2,523	20,184
Cohen & Steers, Inc.	7,030	214,204
Cowen Group, Inc., Class A*	33,151	81,220
Diamond Hill Investment Group, Inc.	992	67,317
Duff & Phelps Corp., Class A	12,165	190,017
Epoch Holding Corp.	6,037	168,432
Evercore Partners, Inc., Class A	10,939	330,248
FBR & Co.*	15,154	58,646
Fidus Investment Corp.	3,641	59,895
Fifth Street Finance Corp.	39,223	408,704
Financial Engines, Inc.*	17,224	477,966
FXCM, Inc., Class A	8,922	89,845
GAMCO Investors, Inc., Class A	2,543	134,957
GFI Group, Inc.	27,503	89,110
Gladstone Capital Corp.	7,578	61,837
Gladstone Investment Corp.	9,033	62,870
Golub Capital BDC, Inc.	5,730	91,565
Greenhill & Co., Inc.	11,093	576,725

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
GSV Capital Corp.*	7,447	$62,778
Harris & Harris Group, Inc.*	10,743	35,452
Hercules Technology Growth Capital, Inc.	19,374	215,633
HFF, Inc., Class A	12,423	185,103
Horizon Technology Finance Corp.	3,046	45,355
ICG Group, Inc.*	13,952	159,471
INTL FCStone, Inc.*	5,090	88,617
Investment Technology Group, Inc.*	15,010	135,090
JMP Group, Inc.	5,341	32,420
KBW, Inc.	13,239	202,557
KCAP Financial, Inc.	8,500	78,115
Knight Capital Group, Inc., Class A*	65,479	229,831
Ladenburg Thalmann Financial Services, Inc.*	42,786	59,900
Main Street Capital Corp.	11,408	348,058
Manning & Napier, Inc.	5,244	66,074
MCG Capital Corp.	29,397	135,226
Medallion Financial Corp.	7,111	83,483
Medley Capital Corp.	10,670	155,355
MVC Capital, Inc.	9,109	110,674
New Mountain Finance Corp.	7,203	107,325
NGP Capital Resources Co.	7,833	56,554
OFS Capital Corp.*	2,487	34,047
Oppenheimer Holdings, Inc., Class A	3,669	63,364
PennantPark Investment Corp.	24,438	268,696
Piper Jaffray Cos., Inc.*	5,398	173,438
Prospect Capital Corp.	71,174	773,661
Pzena Investment Management, Inc., Class A	2,942	15,887
Safeguard Scientifics, Inc.*	7,856	115,876
Solar Capital Ltd.	14,230	340,239
Solar Senior Capital Ltd.	3,611	67,381
Stellus Capital Investment Corp.	600	9,828
Stifel Financial Corp.*	20,092	642,341
SWS Group, Inc.*	11,553	61,115
TCP Capital Corp.	2,251	33,180
THL Credit, Inc.	4,736	70,045
TICC Capital Corp.	15,336	155,200
Triangle Capital Corp.	10,687	272,412
Virtus Investment Partners, Inc.*	2,304	278,646
Walter Investment Management Corp.*	13,220	568,724
Westwood Holdings Group, Inc.	2,674	109,367
WisdomTree Investments, Inc.*	22,129	135,430

		11,251,999

Commercial Banks (3.2%)
1st Source Corp.	5,740	126,797
1st United Bancorp, Inc./Florida	11,008	68,800
Access National Corp.	2,711	35,243
Alliance Financial Corp./New York	1,733	75,403
American National Bankshares, Inc.	2,931	59,177
Ameris Bancorp*	9,047	112,997
Ames National Corp.	3,325	72,818
Arrow Financial Corp.	4,084	101,896
BancFirst Corp.	2,191	$92,811
Banco Latinoamericano de Comercio Exterior S.A., Class E	10,958	236,254
Bancorp, Inc./Delaware*	11,169	122,524
BancorpSouth, Inc.	34,237	497,806
Bank of Kentucky Financial Corp.	2,441	60,366
Bank of Marin Bancorp/California	2,146	80,389
Bank of the Ozarks, Inc.	11,135	372,688
Banner Corp.	6,869	211,084
Bar Harbor Bankshares	1,460	49,129
BBCN Bancorp, Inc.	29,726	343,930
Berkshire Bancorp, Inc./New York	1,561	12,800
Boston Private Financial Holdings, Inc.	30,106	271,255
Bridge Bancorp, Inc.	3,290	66,919
Bridge Capital Holdings*	3,791	58,988
Bryn Mawr Bank Corp.	4,468	99,502
BSB Bancorp, Inc./Massachusetts*	3,137	38,366
C&F Financial Corp.	1,205	46,923
Camden National Corp.	3,019	102,555
Capital Bank Financial Corp., Class A*	2,500	42,675
Capital City Bank Group, Inc.*	4,062	46,185
Cardinal Financial Corp.	10,944	178,059
Cascade Bancorp*	2,039	12,764
Cathay General Bancorp	29,130	568,035
Center Bancorp, Inc.	4,209	48,740
Centerstate Banks, Inc.	11,469	97,831
Central Pacific Financial Corp.*	8,203	127,885
Century Bancorp, Inc./Massachusetts, Class A	1,257	41,418
Chemical Financial Corp.	10,305	244,847
Citizens & Northern Corp.	4,817	91,041
Citizens Republic Bancorp, Inc.*	15,165	287,680
City Holding Co.	5,766	200,945
CNB Financial Corp./Pennsylvania	4,834	79,181
CoBiz Financial, Inc.	13,145	98,193
Columbia Banking System, Inc.	15,341	275,218
Community Bank System, Inc.	15,109	413,382
Community Trust Bancorp, Inc.	5,088	166,785
Crescent Financial Bancshares, Inc.*	1,670	7,665
CVB Financial Corp.	33,417	347,537
Eagle Bancorp, Inc.*	6,442	128,647
Enterprise Bancorp, Inc./Massachusetts	2,134	35,254
Enterprise Financial Services Corp.	6,826	89,216
F.N.B. Corp./Pennsylvania	53,199	564,973
Farmers National Banc Corp.	6,844	42,433
Fidelity Southern Corp.*	3,614	34,514
Financial Institutions, Inc.	5,464	101,794
First Bancorp, Inc./Maine	3,265	53,775
First Bancorp/North Carolina	6,123	78,497
First BanCorp/Puerto Rico*	26,254	120,243
First Busey Corp.	29,182	135,696

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
First California Financial Group, Inc.*	8,548	$65,991
First Commonwealth Financial Corp.	39,514	269,485
First Community Bancshares, Inc./Virginia	6,070	96,938
First Connecticut Bancorp, Inc./Connecticut	6,984	96,030
First Financial Bancorp	22,505	329,023
First Financial Bankshares, Inc.	12,094	471,787
First Financial Corp./Indiana	4,222	127,673
First Interstate Bancsystem, Inc.	6,352	98,011
First Merchants Corp.	10,940	162,350
First Midwest Bancorp, Inc./Illinois	27,247	341,132
First of Long Island Corp.	2,936	83,148
FirstMerit Corp.	41,754	592,489
FNB United Corp.*	3,699	42,908
German American Bancorp, Inc.	4,929	107,058
Glacier Bancorp, Inc.	26,598	391,257
Great Southern Bancorp, Inc.	3,980	101,291
Guaranty Bancorp*	27,952	54,506
Hancock Holding Co.	29,040	921,730
Hanmi Financial Corp.*	12,024	163,406
Heartland Financial USA, Inc.	5,752	150,415
Heritage Commerce Corp.*	7,191	50,193
Heritage Financial Corp./Washington	6,153	90,388
Heritage Oaks Bancorp*	7,444	43,175
Home BancShares, Inc./Arkansas	8,402	277,434
HomeTrust Bancshares, Inc.*	6,275	84,775
Horizon Bancorp/Indiana	2,082	40,911
Hudson Valley Holding Corp.	6,027	93,840
IBERIABANK Corp.	11,309	555,498
Independent Bank Corp./Massachusetts	8,425	243,904
International Bancshares Corp.	20,316	366,704
Investors Bancorp, Inc.	15,827	281,404
Lakeland Bancorp, Inc.	10,207	103,907
Lakeland Financial Corp.	5,820	150,389
MainSource Financial Group, Inc.	7,708	97,660
MB Financial, Inc.	20,059	396,165
Mercantile Bank Corp.	3,219	53,114
Merchants Bancshares, Inc.	2,065	55,280
Metro Bancorp, Inc.*	5,695	75,288
MetroCorp Bancshares, Inc.*	5,972	65,632
Middleburg Financial Corp.	1,974	34,861
MidSouth Bancorp, Inc.	3,327	54,396
MidWestOne Financial Group, Inc.	2,518	51,644
National Bank Holdings Corp., Class A	2,696	51,197
National Bankshares, Inc./Virginia	2,807	90,919
National Penn Bancshares, Inc.	45,131	420,621
NBT Bancorp, Inc.	12,190	247,091
Northrim BanCorp, Inc.	2,405	54,473
Old National Bancorp/Indiana	36,327	431,201
OmniAmerican Bancorp, Inc.*	4,299	99,436
Oriental Financial Group, Inc.	15,467	206,484
Pacific Continental Corp.	7,343	71,447
Pacific Mercantile Bancorp*	3,905	$24,562
PacWest Bancorp	11,349	281,228
Park National Corp.	4,389	283,661
Park Sterling Corp.*	13,401	70,087
Peapack-Gladstone Financial Corp.	2,645	37,242
Penns Woods Bancorp, Inc.	1,601	59,893
Peoples Bancorp, Inc./Ohio	4,206	85,929
Pinnacle Financial Partners, Inc.*	12,440	234,370
Preferred Bank/California*	4,419	62,750
PrivateBancorp, Inc.	23,205	355,501
Prosperity Bancshares, Inc.	18,079	759,318
Renasant Corp.	9,524	182,289
Republic Bancorp, Inc./Kentucky, Class A	3,881	82,006
S&T Bancorp, Inc.	11,129	201,101
Sandy Spring Bancorp, Inc.	9,096	176,644
SCBT Financial Corp.	5,873	235,977
Seacoast Banking Corp. of Florida*	24,691	39,753
Sierra Bancorp	4,265	48,749
Simmons First National Corp., Class A	6,576	166,767
Southside Bancshares, Inc.	6,549	137,922
Southwest Bancorp, Inc./Oklahoma*	7,773	87,058
State Bank Financial Corp.	12,048	191,322
StellarOne Corp.	8,781	124,163
Sterling Bancorp/New York	12,051	109,785
Sterling Financial Corp./Washington	10,131	211,535
Suffolk Bancorp*	3,781	49,531
Sun Bancorp, Inc./New Jersey*	13,257	46,930
Susquehanna Bancshares, Inc.	71,379	748,052
SY Bancorp, Inc.	4,677	104,858
Taylor Capital Group, Inc.*	5,854	105,665
Texas Capital Bancshares, Inc.*	14,684	658,137
Tompkins Financial Corp.	3,705	146,866
TowneBank/Virginia	10,281	159,253
Trico Bancshares	6,071	101,689
Trustmark Corp.	24,655	553,751
UMB Financial Corp.	12,280	538,355
Umpqua Holdings Corp.	41,345	487,458
Union First Market Bankshares Corp.	7,743	122,107
United Bankshares, Inc./West Virginia	10,445	254,022
United Community Banks, Inc./Georgia*	15,799	148,827
Univest Corp. of Pennsylvania	6,610	113,031
Virginia Commerce Bancorp, Inc.*	10,491	93,894
Washington Banking Co.	6,061	82,551
Washington Trust Bancorp, Inc.	5,416	142,495
Webster Financial Corp.	27,471	564,529
WesBanco, Inc.	9,504	211,179
West Bancorp, Inc.	6,350	68,453
West Coast Bancorp/Oregon	7,251	160,610
Westamerica Bancorp	10,627	452,604
Western Alliance Bancorp*	26,188	275,760
Wilshire Bancorp, Inc.*	23,434	137,558

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Wintrust Financial Corp.	13,815	$507,011

		29,069,375

Consumer Finance (0.4%)
Asset Acceptance Capital Corp.*	5,851	26,329
Asta Funding, Inc.	4,019	38,221
Cash America International, Inc.	11,006	436,608
Credit Acceptance Corp.*	3,007	305,752
DFC Global Corp.*	16,203	299,917
Encore Capital Group, Inc.*	8,335	255,218
EZCORP, Inc., Class A*	18,263	362,703
First Cash Financial Services, Inc.*	10,488	520,415
First Marblehead Corp.*	21,334	16,574
Green Dot Corp., Class A*	9,186	112,069
Nelnet, Inc., Class A	9,163	272,966
Netspend Holdings, Inc.*	10,452	123,543
Nicholas Financial, Inc.	3,574	44,318
Portfolio Recovery Associates, Inc.*	6,325	675,889
Regional Management Corp.*	1,908	31,577
World Acceptance Corp.*	3,825	285,192

		3,807,291

Diversified Financial Services (0.2%)
California First National Bancorp	690	10,316
Gain Capital Holdings, Inc.	5,582	22,830
MarketAxess Holdings, Inc.	13,870	489,611
Marlin Business Services Corp.	2,868	57,532
MicroFinancial, Inc.	3,056	22,248
NewStar Financial, Inc.*	10,346	144,948
PHH Corp.*	21,107	480,184
PICO Holdings, Inc.*	8,659	175,518
Resource America, Inc., Class A	4,269	28,474

		1,431,661

Insurance (1.2%)
Alterra Capital Holdings Ltd.	32,676	921,137
American Equity Investment Life Holding Co.	23,217	283,480
American Safety Insurance Holdings Ltd.*	3,695	69,909
AMERISAFE, Inc.*	7,028	191,513
Amtrust Financial Services, Inc.	10,377	297,716
Argo Group International Holdings Ltd.	9,909	332,843
Baldwin & Lyons, Inc., Class B	3,672	87,614
Citizens, Inc./Texas*	15,301	169,076
CNO Financial Group, Inc.	74,754	697,455
Crawford & Co., Class B	10,544	84,141
Donegal Group, Inc., Class A	3,108	43,636
Eastern Insurance Holdings, Inc.	2,546	43,486
eHealth, Inc.*	7,644	210,057
EMC Insurance Group, Inc.	1,907	45,539
Employers Holdings, Inc.	1,423	29,285
Enstar Group Ltd.*	3,138	351,393
FBL Financial Group, Inc., Class A	3,144	107,556
First American Financial Corp.	39,592	953,771
Fortegra Financial Corp.*	3,116	27,701
Global Indemnity plc*	3,832	84,802
Greenlight Capital Reinsurance Ltd., Class A*	10,695	$246,841
Hallmark Financial Services*	5,851	54,941
Hilltop Holdings, Inc.*	15,602	211,251
Homeowners Choice, Inc.	2,860	59,459
Horace Mann Educators Corp.	15,027	299,939
Independence Holding Co.	2,803	26,685
Infinity Property & Casualty Corp.	4,560	265,574
Investors Title Co.	475	28,500
Kansas City Life Insurance Co.	1,482	56,553
Maiden Holdings Ltd.	19,312	177,477
Meadowbrook Insurance Group, Inc.	19,579	113,167
Montpelier Reinsurance Holdings Ltd.	19,333	441,952
National Financial Partners Corp.*	15,535	266,270
National Interstate Corp.	2,553	73,578
National Western Life Insurance Co., Class A	743	117,201
Navigators Group, Inc.*	3,702	189,061
OneBeacon Insurance Group Ltd., Class A	8,690	120,791
Phoenix Cos., Inc.*	2,262	55,939
Platinum Underwriters Holdings Ltd.	12,228	562,488
Primerica, Inc.	16,759	502,938
RLI Corp.	8,181	528,984
Safety Insurance Group, Inc.	4,887	225,633
SeaBright Holdings, Inc.	8,204	90,818
Selective Insurance Group, Inc.	21,030	405,248
State Auto Financial Corp.	5,967	89,147
Stewart Information Services Corp.	7,000	182,000
Symetra Financial Corp.	29,353	381,002
Tower Group, Inc.	13,474	239,433
United Fire Group, Inc.	7,745	169,151
Universal Insurance Holdings, Inc.	7,415	32,478

		11,246,609

Real Estate Investment Trusts (REITs) (4.0%)
Acadia Realty Trust (REIT)	18,900	474,012
AG Mortgage Investment Trust, Inc. (REIT)	9,631	226,136
Agree Realty Corp. (REIT)	4,815	128,994
Alexander’s, Inc. (REIT)	848	280,518
American Assets Trust, Inc. (REIT)	13,237	369,709
American Capital Mortgage Investment Corp. (REIT)	16,991	400,478
American Realty Capital Trust, Inc. (REIT)	61,185	706,687
AmREIT, Inc. (REIT), Class B	1,291	22,141
Anworth Mortgage Asset Corp. (REIT)	55,512	320,859
Apollo Commercial Real Estate Finance, Inc. (REIT)	9,064	147,109
Apollo Residential Mortgage, Inc. (REIT)	9,512	192,047

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Ares Commercial Real Estate Corp. (REIT)	2,994	$49,162
ARMOUR Residential REIT, Inc. (REIT)	114,861	743,151
Ashford Hospitality Trust, Inc. (REIT)	21,281	223,663
Associated Estates Realty Corp. (REIT)	18,524	298,607
Campus Crest Communities, Inc. (REIT)	13,927	170,745
CapLease, Inc. (REIT)	27,272	151,905
Capstead Mortgage Corp. (REIT)	39,583	454,017
Cedar Realty Trust, Inc. (REIT)	24,176	127,649
Chatham Lodging Trust (REIT)	6,032	92,772
Chesapeake Lodging Trust (REIT)	15,034	313,910
Colonial Properties Trust (REIT)	33,907	724,593
Colony Financial, Inc. (REIT)	19,664	383,448
Coresite Realty Corp. (REIT)	7,775	215,057
Cousins Properties, Inc. (REIT)	35,281	294,596
CreXus Investment Corp. (REIT)	27,486	336,704
CubeSmart (REIT)	47,463	691,536
CYS Investments, Inc. (REIT)	71,082	839,479
DCT Industrial Trust, Inc. (REIT)	95,928	622,573
DiamondRock Hospitality Co. (REIT)	70,906	638,154
DuPont Fabros Technology, Inc. (REIT)	23,602	570,224
Dynex Capital, Inc. (REIT)	24,239	228,816
EastGroup Properties, Inc. (REIT)	10,819	582,170
Education Realty Trust, Inc. (REIT)	42,158	448,561
EPR Properties (REIT)	18,172	837,911
Equity One, Inc. (REIT)	21,744	456,842
Excel Trust, Inc. (REIT)	16,672	211,234
FelCor Lodging Trust, Inc. (REIT)*	47,423	221,465
First Industrial Realty Trust, Inc. (REIT)*	36,667	516,271
First Potomac Realty Trust (REIT)	20,334	251,328
Franklin Street Properties Corp. (REIT)	28,795	354,467
Getty Realty Corp. (REIT)	10,220	184,573
Gladstone Commercial Corp. (REIT)	5,476	98,294
Glimcher Realty Trust (REIT)	53,899	597,740
Government Properties Income Trust (REIT)	16,255	389,632
Gramercy Capital Corp./New York (REIT)*	18,673	54,899
Gyrodyne Co. of America, Inc. (REIT)	496	35,742
Healthcare Realty Trust, Inc. (REIT)	32,416	778,308
Hersha Hospitality Trust (REIT)	66,292	331,460
Highwoods Properties, Inc. (REIT)	27,958	935,195
Hudson Pacific Properties, Inc. (REIT)	14,483	305,012
Inland Real Estate Corp. (REIT)	30,359	254,408
Invesco Mortgage Capital, Inc. (REIT)	45,156	$890,025
Investors Real Estate Trust (REIT)	34,043	297,195
iStar Financial, Inc. (REIT)*	32,756	266,961
JAVELIN Mortgage Investment Corp. (REIT)	2,704	51,619
Kite Realty Group Trust (REIT)	24,104	134,741
LaSalle Hotel Properties (REIT)	32,842	833,858
Lexington Realty Trust (REIT)	47,508	496,459
LTC Properties, Inc. (REIT)	12,151	427,594
Medical Properties Trust, Inc. (REIT)	53,285	637,289
Monmouth Real Estate Investment Corp. (REIT), Class A	16,767	173,706
National Health Investors, Inc. (REIT)	9,702	548,454
New York Mortgage Trust, Inc. (REIT)	18,550	117,236
NorthStar Realty Finance Corp. (REIT)	61,023	429,602
Omega Healthcare Investors, Inc. (REIT)	42,232	1,007,233
One Liberty Properties, Inc. (REIT)	4,784	97,067
Parkway Properties, Inc./Maryland (REIT)	6,745	94,363
Pebblebrook Hotel Trust (REIT)	21,707	501,432
Pennsylvania Real Estate Investment Trust (REIT)	20,943	369,435
PennyMac Mortgage Investment Trust (REIT)	8,208	207,580
Potlatch Corp. (REIT)	15,467	606,152
PS Business Parks, Inc. (REIT)	7,334	476,563
RAIT Financial Trust (REIT)	19,418	109,712
Ramco-Gershenson Properties Trust (REIT)	18,032	240,006
Redwood Trust, Inc. (REIT)	30,365	512,865
Resource Capital Corp. (REIT)	40,036	224,202
Retail Opportunity Investments Corp. (REIT)	19,323	248,494
RLJ Lodging Trust (REIT)	41,117	796,436
Rouse Properties, Inc. (REIT)	8,849	149,725
Ryman Hospitality Properties (REIT)	10,869	418,022
Sabra Health Care REIT, Inc. (REIT)	14,283	310,227
Saul Centers, Inc. (REIT)	3,321	142,106
Select Income REIT (REIT)	4,022	99,625
Sovran Self Storage, Inc. (REIT)	11,003	683,286
Spirit Realty Capital, Inc. (REIT)	12,440	221,183
STAG Industrial, Inc. (REIT)	12,598	226,386
Strategic Hotels & Resorts, Inc. (REIT)*	69,563	445,203
Summit Hotel Properties, Inc. (REIT)	15,888	150,936
Sun Communities, Inc. (REIT)	11,633	464,040
Sunstone Hotel Investors, Inc. (REIT)*	51,658	553,257
Terreno Realty Corp. (REIT)	5,757	88,888
Two Harbors Investment Corp. (REIT)	112,194	1,243,110

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
UMH Properties, Inc. (REIT)	5,692	$58,798
Universal Health Realty Income Trust (REIT)	4,493	227,391
Urstadt Biddle Properties, Inc. (REIT), Class A	9,209	181,233
Washington Real Estate Investment Trust (REIT)	26,027	680,606
Western Asset Mortgage Capital Corp. (REIT)	6,542	129,335
Whitestone REIT (REIT)	6,744	94,753
Winthrop Realty Trust (REIT)	11,614	128,335

		36,777,687

Real Estate Management & Development (0.1%)
AV Homes, Inc.*	3,839	54,591
Consolidated-Tomoka Land Co.	1,667	51,694
Forestar Group, Inc.*	13,292	230,350
Kennedy-Wilson Holdings, Inc.	15,587	217,906
Tejon Ranch Co.*	4,994	140,231
Thomas Properties Group, Inc.	11,955	64,677
Zillow, Inc., Class A*	1,237	34,327

		793,776

Thrifts & Mortgage Finance (0.9%)
Astoria Financial Corp.	33,716	315,582
Bank Mutual Corp.	18,410	79,163
BankFinancial Corp.	7,084	52,563
Beneficial Mutual Bancorp, Inc.*	12,596	119,662
Berkshire Hills Bancorp, Inc.	8,465	201,975
BofI Holding, Inc.*	3,887	108,331
Brookline Bancorp, Inc.	26,662	226,627
Cape Bancorp, Inc.	3,864	33,578
Charter Financial Corp./Georgia	2,050	21,730
Clifton Savings Bancorp, Inc.	3,129	35,264
Dime Community Bancshares, Inc.	12,329	171,250
Doral Financial Corp.*	48,282	34,961
ESB Financial Corp.	4,082	56,617
ESSA Bancorp, Inc.	3,531	38,453
EverBank Financial Corp.	8,651	128,986
Farmer Mac, Class C	3,886	126,295
First Defiance Financial Corp.	3,890	74,649
First Federal Bancshares of Arkansas, Inc.*	1,292	12,597
First Financial Holdings, Inc.	6,529	85,399
First Financial Northwest, Inc.*	5,790	43,714
First PacTrust Bancorp, Inc.	4,207	51,620
Flushing Financial Corp.	11,795	180,935
Fox Chase Bancorp, Inc.	4,961	82,601
Franklin Financial Corp./Virginia	5,359	88,852
Heritage Financial Group, Inc.	3,165	43,645
Hingham Institution for Savings	459	28,733
Home Bancorp, Inc.*	2,642	48,216
Home Federal Bancorp, Inc./Idaho	5,330	66,252
Home Loan Servicing Solutions Ltd.	10,208	192,931
HomeStreet, Inc.*	3,418	87,330
Kearny Financial Corp.	5,590	54,502
Meridian Interstate Bancorp, Inc.*	3,095	51,934
MGIC Investment Corp.*	70,934	188,684
NASB Financial, Inc.*	1,528	$32,653
Nationstar Mortgage Holdings, Inc.*	7,349	227,672
Northfield Bancorp, Inc./New Jersey	5,984	91,256
Northwest Bancshares, Inc.	37,247	452,179
OceanFirst Financial Corp.	5,709	78,499
Ocwen Financial Corp.*	40,492	1,400,618
Oritani Financial Corp.	17,148	262,707
Peoples Federal Bancshares, Inc.	2,269	39,458
Provident Financial Holdings, Inc.	3,613	63,228
Provident Financial Services, Inc.	23,265	347,114
Provident New York Bancorp	13,092	121,887
Radian Group, Inc.	50,383	307,840
Rockville Financial, Inc.	11,050	142,545
Roma Financial Corp.	2,835	42,865
SI Financial Group, Inc.	3,959	45,529
Simplicity Bancorp, Inc.	3,286	49,126
Territorial Bancorp, Inc.	4,328	98,895
Tree.com, Inc.	2,126	38,332
TrustCo Bank Corp./New York	35,165	185,671
United Financial Bancorp, Inc.	7,865	123,638
ViewPoint Financial Group, Inc.	13,136	275,068
Walker & Dunlop, Inc.*	4,558	75,936
Waterstone Financial, Inc.*	2,657	20,725
Westfield Financial, Inc.	9,985	72,192
WSFS Financial Corp.	2,886	121,934

		7,851,198

Total Financials		102,229,596

Health Care (5.9%)
Biotechnology (1.8%)
Achillion Pharmaceuticals, Inc.*	22,289	178,758
Acorda Therapeutics, Inc.*	15,249	379,090
Aegerion Pharmaceuticals, Inc.*	8,965	227,621
Affymax, Inc.*	13,277	252,263
Agenus, Inc.*	8,476	34,752
Alkermes plc*	46,402	859,365
Alnylam Pharmaceuticals, Inc.*	17,757	324,065
AMAG Pharmaceuticals, Inc.*	8,025	118,048
Amicus Therapeutics, Inc.*	11,312	30,316
Anacor Pharmaceuticals, Inc.*	6,148	31,970
Arena Pharmaceuticals, Inc.*	80,906	729,772
ArQule, Inc.*	21,583	60,217
Array BioPharma, Inc.*	43,319	161,147
Astex Pharmaceuticals*	34,863	101,451
AVEO Pharmaceuticals, Inc.*	14,718	118,480
BioCryst Pharmaceuticals, Inc.*	18,421	26,158
Biospecifics Technologies Corp.*	1,436	21,468
Biotime, Inc.*	11,415	35,843
Celldex Therapeutics, Inc.*	21,675	145,439
Cepheid, Inc.*	24,407	825,201
ChemoCentryx, Inc.*	1,767	19,331
Clovis Oncology, Inc.*	5,220	83,520
Codexis, Inc.*	11,005	24,321
Coronado Biosciences, Inc.*	6,532	29,459
Cubist Pharmaceuticals, Inc.*	23,508	988,746
Curis, Inc.*	30,633	105,071
Cytori Therapeutics, Inc.*	22,036	62,142
Dendreon Corp.*	58,422	308,468
Discovery Laboratories, Inc.*	16,454	34,718

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Durata Therapeutics, Inc.*	2,348	$17,939
Dyax Corp.*	38,922	135,449
Dynavax Technologies Corp.*	65,906	188,491
Emergent Biosolutions, Inc.*	9,904	158,860
Enzon Pharmaceuticals, Inc.	15,996	70,862
Exact Sciences Corp.*	23,032	243,909
Exelixis, Inc.*	67,047	306,405
Genomic Health, Inc.*	6,077	165,659
Geron Corp.*	50,396	71,058
GTx, Inc.*	10,683	44,869
Halozyme Therapeutics, Inc.*	34,397	230,804
Hyperion Therapeutics, Inc.*	920	10,378
Idenix Pharmaceuticals, Inc.*	32,101	155,690
ImmunoCellular Therapeutics Ltd.*	14,923	28,652
Immunogen, Inc.*	30,962	394,765
Immunomedics, Inc.*	25,200	73,584
Infinity Pharmaceuticals, Inc.*	10,549	369,215
Intercept Pharmaceuticals, Inc.*	1,000	34,240
InterMune, Inc.*	24,802	240,331
Ironwood Pharmaceuticals, Inc.*	28,456	315,577
Isis Pharmaceuticals, Inc.*	37,224	389,363
Keryx Biopharmaceuticals, Inc.*	24,151	63,276
KYTHERA Biopharmaceuticals, Inc.*	1,000	30,340
Lexicon Pharmaceuticals, Inc.*	74,927	166,338
Ligand Pharmaceuticals, Inc., Class B*	6,580	136,469
MannKind Corp.*	43,782	101,136
Maxygen, Inc.	10,626	26,140
Merrimack Pharmaceuticals, Inc.*	5,634	34,311
Momenta Pharmaceuticals, Inc.*	17,941	211,345
Neurocrine Biosciences, Inc.*	24,994	186,955
NewLink Genetics Corp.*	4,753	59,413
Novavax, Inc.*	43,420	82,064
NPS Pharmaceuticals, Inc.*	32,325	294,157
OncoGenex Pharmaceutical, Inc.*	5,544	72,737
Oncothyreon, Inc.*	21,569	41,412
Opko Health, Inc.*	41,046	197,431
Orexigen Therapeutics, Inc.*	27,132	142,986
Osiris Therapeutics, Inc.*	5,852	52,551
PDL BioPharma, Inc.	53,800	379,290
Pharmacyclics, Inc.*	20,411	1,181,797
Progenics Pharmaceuticals, Inc.*	11,023	32,849
Raptor Pharmaceutical Corp.*	17,850	104,423
Regulus Therapeutics, Inc.*	1,200	7,560
Repligen Corp.*	11,380	71,580
Rigel Pharmaceuticals, Inc.*	29,645	192,693
Sangamo BioSciences, Inc.*	20,070	120,621
Seattle Genetics, Inc.*	35,453	822,510
SIGA Technologies, Inc.*	11,760	30,811
Spectrum Pharmaceuticals, Inc.	22,615	253,062
Sunesis Pharmaceuticals, Inc.*	9,592	40,286
Synageva BioPharma Corp.*	3,789	175,393
Synergy Pharmaceuticals, Inc.*	15,469	81,367
Synta Pharmaceuticals Corp.*	13,910	125,468
Targacept, Inc.*	9,572	41,925
Tesaro, Inc.*	1,382	23,425
Theravance, Inc.*	23,024	512,744
Threshold Pharmaceuticals, Inc.*	16,926	71,258
Trius Therapeutics, Inc.*	9,200	43,976
Vanda Pharmaceuticals, Inc.*	11,711	43,331
Verastem, Inc.*	2,452	$21,553
Vical, Inc.*	28,769	83,718
XOMA Corp.*	29,108	69,714
ZIOPHARM Oncology, Inc.*	25,353	105,468

		16,499,183

Health Care Equipment & Supplies (1.5%)
Abaxis, Inc.	8,169	303,070
ABIOMED, Inc.*	12,697	170,902
Accuray, Inc.*	27,386	176,092
Align Technology, Inc.*	26,834	744,643
Alphatec Holdings, Inc.*	18,674	30,812
Analogic Corp.	4,676	347,427
AngioDynamics, Inc.*	9,472	104,097
Anika Therapeutics, Inc.*	4,393	43,666
Antares Pharma, Inc.*	35,803	136,409
ArthroCare Corp.*	10,083	348,771
AtriCure, Inc.*	5,741	39,613
Atrion Corp.	584	114,464
Cantel Medical Corp.	8,053	239,416
Cardiovascular Systems, Inc.*	6,187	77,647
Cerus Corp.*	20,368	64,363
Conceptus, Inc.*	11,774	247,372
CONMED Corp.	10,591	296,018
CryoLife, Inc.	9,901	61,683
Cyberonics, Inc.*	10,370	544,736
Cynosure, Inc., Class A*	4,600	110,906
Derma Sciences, Inc.*	3,420	37,996
DexCom, Inc.*	26,024	354,187
Endologix, Inc.*	21,012	299,211
EnteroMedics, Inc.*	9,281	25,987
Exactech, Inc.*	3,473	58,867
Globus Medical, Inc., Class A*	2,898	30,400
Greatbatch, Inc.*	8,299	192,869
Haemonetics Corp.*	19,210	784,536
Hansen Medical, Inc.*	20,273	42,168
HeartWare International, Inc.*	5,389	452,407
ICU Medical, Inc.*	4,773	290,819
Insulet Corp.*	18,167	385,504
Integra LifeSciences Holdings Corp.*	7,373	287,326
Invacare Corp.	12,085	196,985
MAKO Surgical Corp.*	13,756	177,040
Masimo Corp.	19,023	399,673
Meridian Bioscience, Inc.	15,875	321,469
Merit Medical Systems, Inc.*	15,772	219,231
Natus Medical, Inc.*	10,984	122,801
Navidea Biopharmaceuticals, Inc.*	36,096	102,152
Neogen Corp.*	8,955	405,841
NuVasive, Inc.*	16,434	254,070
NxStage Medical, Inc.*	18,706	210,442
OraSure Technologies, Inc.*	19,681	141,310
Orthofix International N.V.*	7,129	280,384
Palomar Medical Technologies, Inc.*	7,820	72,022
PhotoMedex, Inc.*	4,975	72,187
Quidel Corp.*	10,654	198,910
Rochester Medical Corp.*	3,993	40,249
Rockwell Medical Technologies, Inc.*	7,885	63,474
RTI Biologics, Inc.*	21,691	92,621

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Solta Medical, Inc.*	24,459	$65,306
Spectranetics Corp.*	13,375	197,549
STAAR Surgical Co.*	13,225	80,672
STERIS Corp.	21,177	735,477
SurModics, Inc.*	4,177	93,398
Symmetry Medical, Inc.*	13,925	146,491
Tornier N.V.*	5,732	96,240
Unilife Corp.*	31,266	70,974
Utah Medical Products, Inc.	1,208	43,548
Vascular Solutions, Inc.*	6,458	102,036
Volcano Corp.*	19,621	463,252
West Pharmaceutical Services, Inc.	12,876	704,961
Wright Medical Group, Inc.*	15,104	317,033
Young Innovations, Inc.	1,964	77,401
Zeltiq Aesthetics, Inc.*	6,413	29,692

		14,039,275

Health Care Providers & Services (1.4%)
Acadia Healthcare Co., Inc.*	10,056	234,607
Accretive Health, Inc.*	21,415	247,557
Air Methods Corp.	14,388	530,773
Almost Family, Inc.	3,167	64,164
Amedisys, Inc.*	11,149	125,649
AMN Healthcare Services, Inc.*	15,417	178,066
Amsurg Corp.*	11,681	350,547
Assisted Living Concepts, Inc., Class A	7,307	71,243
Bio-Reference Labs, Inc.*	9,180	263,374
BioScrip, Inc.*	16,682	179,665
Capital Senior Living Corp.*	10,500	196,245
Centene Corp.*	19,211	787,651
Chemed Corp.	7,245	496,935
Chindex International, Inc.*	3,950	41,475
Corvel Corp.*	2,400	107,592
Cross Country Healthcare, Inc.*	9,384	45,043
Emeritus Corp.*	11,481	283,810
Ensign Group, Inc.	6,632	180,324
ExamWorks Group, Inc.*	11,186	156,492
Five Star Quality Care, Inc.*	16,670	83,517
Gentiva Health Services, Inc.*	11,703	117,615
Hanger, Inc.*	13,020	356,227
HealthSouth Corp.*	35,426	747,843
Healthways, Inc.*	11,740	125,618
HMS Holdings Corp.*	32,159	833,561
IPC The Hospitalist Co., Inc.*	6,070	241,040
Kindred Healthcare, Inc.*	19,626	212,353
Landauer, Inc.	3,542	216,806
LHC Group, Inc.*	5,279	112,443
Magellan Health Services, Inc.*	9,917	485,933
Molina Healthcare, Inc.*	11,429	309,269
MWI Veterinary Supply, Inc.*	4,840	532,400
National Healthcare Corp.	4,021	189,068
National Research Corp.	922	49,972
Owens & Minor, Inc.	24,153	688,602
PDI, Inc.*	3,572	27,147
PharMerica Corp.*	11,045	157,281
Providence Service Corp.*	5,096	86,581
PSS World Medical, Inc.*	19,216	554,958
Select Medical Holdings Corp.	13,503	127,333
Skilled Healthcare Group, Inc., Class A*	6,598	42,029
Sunrise Senior Living, Inc.*	21,545	$309,817
Team Health Holdings, Inc.*	10,471	301,251
Triple-S Management Corp., Class B*	6,687	123,509
U.S. Physical Therapy, Inc.	4,451	122,581
Universal American Corp.	14,251	122,416
Vanguard Health Systems, Inc.*	11,525	141,181
WellCare Health Plans, Inc.*	16,137	785,711

		12,745,274

Health Care Technology (0.3%)
athenahealth, Inc.*	13,405	984,597
Computer Programs & Systems, Inc.	4,139	208,357
Epocrates, Inc.*	7,013	61,855
Greenway Medical Technologies*	3,238	49,736
HealthStream, Inc.*	7,395	179,772
MedAssets, Inc.*	21,547	361,343
Medidata Solutions, Inc.*	8,465	331,743
Merge Healthcare, Inc.*	21,270	52,537
Omnicell, Inc.*	12,463	185,325
Quality Systems, Inc.	15,021	260,765
Vocera Communications, Inc.*	2,600	65,260

		2,741,290

Life Sciences Tools & Services (0.2%)
Affymetrix, Inc.*	26,803	84,966
BG Medicine, Inc.*	4,175	9,644
Cambrex Corp.*	11,557	131,519
Fluidigm Corp.*	8,440	120,776
Furiex Pharmaceuticals, Inc.*	2,809	54,101
Harvard Bioscience, Inc.*	10,453	45,784
Luminex Corp.*	15,783	264,523
Pacific Biosciences of California, Inc.*	11,450	19,465
PAREXEL International Corp.*	22,323	660,538
Sequenom, Inc.*	42,975	202,842

		1,594,158

Pharmaceuticals (0.7%)
Acura Pharmaceuticals, Inc.*	3,634	8,067
Akorn, Inc.*	21,653	289,284
Ampio Pharmaceuticals, Inc.*	11,077	39,766
Auxilium Pharmaceuticals, Inc.*	18,402	340,989
AVANIR Pharmaceuticals, Inc., Class A*	52,798	138,859
BioDelivery Sciences International, Inc.*	8,176	35,239
Cadence Pharmaceuticals, Inc.*	23,227	111,257
Cempra, Inc.*	1,445	9,248
Corcept Therapeutics, Inc.*	18,840	26,941
Cornerstone Therapeutics, Inc.*	3,083	14,583
Cumberland Pharmaceuticals, Inc.*	4,425	18,585
Depomed, Inc.*	20,291	125,601
Endocyte, Inc.*	11,265	101,160
Hi-Tech Pharmacal Co., Inc.	4,216	147,476
Horizon Pharma, Inc.*	10,736	25,015
Impax Laboratories, Inc.*	25,468	521,839
Jazz Pharmaceuticals plc*	15,336	815,875
Lannett Co., Inc.*	5,060	25,098
MAP Pharmaceuticals, Inc.*	10,188	160,053

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Medicines Co.*	20,972	$502,699
Nektar Therapeutics*	42,869	317,659
Obagi Medical Products, Inc.*	7,265	98,731
Omeros Corp.*	9,462	49,108
Optimer Pharmaceuticals, Inc.*	18,078	163,606
Pacira Pharmaceuticals, Inc.*	6,984	122,010
Pain Therapeutics, Inc.*	13,272	35,967
Pernix Therapeutics Holdings*	3,430	26,583
Pozen, Inc.*	10,394	52,074
Questcor Pharmaceuticals, Inc.	20,420	545,622
Repros Therapeutics, Inc.*	6,222	97,997
Sagent Pharmaceuticals, Inc.*	3,603	57,972
Santarus, Inc.*	21,390	234,862
Sciclone Pharmaceuticals, Inc.*	21,415	92,299
Sucampo Pharmaceuticals, Inc., Class A*	4,512	22,109
Supernus Pharmaceuticals, Inc.*	931	6,675
Transcept Pharmaceuticals, Inc.*	4,684	20,844
Ventrus Biosciences, Inc.*	4,722	10,200
ViroPharma, Inc.*	24,400	555,344
Vivus, Inc.*	37,873	508,256
XenoPort, Inc.*	15,281	118,733
Zogenix, Inc.*	18,042	23,996

		6,618,281

Total Health Care		54,237,461

Industrials (7.6%)
Aerospace & Defense (0.8%)
AAR Corp.	14,954	279,341
Aerovironment, Inc.*	6,795	147,723
American Science & Engineering, Inc.	2,992	195,108
API Technologies Corp.*	12,037	35,389
Astronics Corp.*	4,390	100,443
CPI Aerostructures, Inc.*	2,105	21,071
Cubic Corp.	5,645	270,791
Curtiss-Wright Corp.	17,781	583,750
DigitalGlobe, Inc.*	13,324	325,639
Esterline Technologies Corp.*	11,493	731,070
GenCorp, Inc.*	21,996	201,263
GeoEye, Inc.*	5,821	178,879
HEICO Corp.	19,649	879,489
Hexcel Corp.*	36,552	985,442
KEYW Holding Corp.*	8,030	101,901
Kratos Defense & Security Solutions, Inc.*	15,662	78,780
LMI Aerospace, Inc.*	3,222	62,313
Moog, Inc., Class A*	16,841	690,986
National Presto Industries, Inc.	1,805	124,725
Orbital Sciences Corp.*	21,661	298,272
SIFCO Industries, Inc.	842	13,262
Sypris Solutions, Inc.	3,735	14,791
Taser International, Inc.*	19,051	170,316
Teledyne Technologies, Inc.*	13,799	897,901

		7,388,645

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	20,386	81,748
Atlas Air Worldwide Holdings, Inc.*	9,706	430,073
Echo Global Logistics, Inc.*	5,621	$101,009
Forward Air Corp.	10,874	380,699
Hub Group, Inc., Class A*	13,801	463,713
Pacer International, Inc.*	13,524	52,744
Park-Ohio Holdings Corp.*	2,813	59,945
XPO Logistics, Inc.*	6,703	116,498

		1,686,429

Airlines (0.4%)
Alaska Air Group, Inc.*	26,700	1,150,503
Allegiant Travel Co.	5,648	414,620
Hawaiian Holdings, Inc.*	19,223	126,295
JetBlue Airways Corp.*	88,698	506,466
Republic Airways Holdings, Inc.*	18,757	106,540
SkyWest, Inc.	18,439	229,750
Spirit Airlines, Inc.*	15,696	278,133
U.S. Airways Group, Inc.*	60,281	813,793

		3,626,100

Building Products (0.5%)
A.O. Smith Corp.	14,630	922,714
AAON, Inc.	6,995	145,986
Ameresco, Inc., Class A*	7,822	76,734
American Woodmark Corp.*	3,792	105,493
Apogee Enterprises, Inc.	10,508	251,877
Builders FirstSource, Inc.	17,928	100,038
Gibraltar Industries, Inc.*	11,314	180,119
Griffon Corp.	16,769	192,173
Insteel Industries, Inc.	6,970	86,986
NCI Building Systems, Inc.*	6,736	93,630
Nortek, Inc.*	2,763	183,049
Patrick Industries, Inc.*	1,453	22,609
PGT, Inc.*	6,861	30,874
Quanex Building Products Corp.	13,117	267,718
Simpson Manufacturing Co., Inc.	15,161	497,129
Trex Co., Inc.*	5,327	198,324
Universal Forest Products, Inc.	7,011	266,698
USG Corp.*	27,666	776,585

		4,398,736

Commercial Services & Supplies (1.2%)
A.T. Cross Co., Class A*	3,975	42,851
ABM Industries, Inc.	20,360	406,182
ACCO Brands Corp.*	42,933	315,128
Acorn Energy, Inc.	6,753	52,741
American Reprographics Co.*	14,245	36,467
Brink’s Co.	17,937	511,743
Casella Waste Systems, Inc., Class A*	12,318	53,953
CECO Environmental Corp.	2,662	26,487
Cenveo, Inc.*	17,489	47,220
Consolidated Graphics, Inc.*	2,621	91,525
Courier Corp.	3,881	42,691
Deluxe Corp.	18,885	608,852
EnergySolutions, Inc.*	30,175	94,146
EnerNOC, Inc.*	9,688	113,834
Ennis, Inc.	9,759	150,972
G&K Services, Inc., Class A	6,961	237,718
GEO Group, Inc.	26,598	750,064
Healthcare Services Group, Inc.	25,376	589,485
Heritage-Crystal Clean, Inc.*	2,935	44,054
Herman Miller, Inc.	21,424	458,902

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
HNI Corp.	17,302	$520,098
InnerWorkings, Inc.*	12,069	166,311
Interface, Inc.	21,400	344,112
Intersections, Inc.	3,436	32,573
Kimball International, Inc., Class B	12,246	142,176
Knoll, Inc.	17,903	274,990
McGrath RentCorp	9,411	273,107
Metalico, Inc.*	14,056	27,550
Mine Safety Appliances Co.	10,492	448,113
Mobile Mini, Inc.*	14,512	302,285
Multi-Color Corp.	5,126	122,973
NL Industries, Inc.	2,373	27,171
Performant Financial Corp.*	2,756	27,836
Quad/Graphics, Inc.	9,636	196,478
Schawk, Inc.	4,702	61,878
Standard Parking Corp.*	5,919	130,159
Steelcase, Inc., Class A	28,573	364,020
Swisher Hygiene, Inc.*	42,835	74,961
Sykes Enterprises, Inc.*	14,876	226,413
Team, Inc.*	7,612	289,560
Tetra Tech, Inc.*	23,738	627,870
TMS International Corp., Class A*	3,873	48,490
TRC Cos., Inc.*	6,051	35,217
U.S. Ecology, Inc.	6,847	161,178
UniFirst Corp.	5,364	393,288
United Stationers, Inc.	15,446	478,672
Viad Corp.	7,637	207,421

		10,679,915

Construction & Engineering (0.4%)
Aegion Corp.*	14,844	329,388
Argan, Inc.	3,642	65,556
Comfort Systems USA, Inc.	14,215	172,854
Dycom Industries, Inc.*	12,606	249,599
EMCOR Group, Inc.	25,048	866,911
Furmanite Corp.*	14,387	77,258
Granite Construction, Inc.	14,177	476,631
Great Lakes Dredge & Dock Corp.	21,941	195,933
Layne Christensen Co.*	7,406	179,744
MasTec, Inc.*	19,946	497,254
Michael Baker Corp.	3,339	83,241
MYR Group, Inc.*	7,576	168,566
Northwest Pipe Co.*	3,632	86,660
Orion Marine Group, Inc.*	9,567	69,935
Pike Electric Corp.	6,899	65,885
Primoris Services Corp.	11,314	170,163
Sterling Construction Co., Inc.*	5,763	57,284
Tutor Perini Corp.*	13,557	185,731

		3,998,593

Electrical Equipment (0.6%)
Acuity Brands, Inc.	15,798	1,069,999
American Superconductor Corp.*	15,663	41,037
AZZ, Inc.	9,425	362,203
Belden, Inc.	16,853	758,216
Brady Corp., Class A	18,601	621,273
Capstone Turbine Corp.*	113,080	100,641
Coleman Cable, Inc.	2,873	26,633
Encore Wire Corp.	5,607	169,948
EnerSys, Inc.*	17,921	$674,367
Enphase Energy, Inc.*	3,222	11,760
Franklin Electric Co., Inc.	8,744	543,615
FuelCell Energy, Inc.*	61,207	56,127
Generac Holdings, Inc.	9,288	318,671
Global Power Equipment Group, Inc.	6,464	110,858
II-VI, Inc.*	19,986	365,144
LSI Industries, Inc.	6,784	47,556
Powell Industries, Inc.*	3,344	138,876
Preformed Line Products Co.	819	48,665
Thermon Group Holdings, Inc.*	5,615	126,506
Vicor Corp.*	6,942	37,626

		5,629,721

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	13,772	363,030
Seaboard Corp.	111	280,817
Standex International Corp.	4,463	228,907

		872,754

Machinery (1.7%)
Accuride Corp.*	17,967	57,674
Actuant Corp., Class A	26,785	747,569
Alamo Group, Inc.	2,572	83,950
Albany International Corp., Class A	10,352	234,783
Altra Holdings, Inc.	10,079	222,242
American Railcar Industries, Inc.	3,724	118,163
Ampco-Pittsburgh Corp.	2,986	59,660
Astec Industries, Inc.	7,290	242,976
Barnes Group, Inc.	20,697	464,855
Blount International, Inc.*	17,869	282,688
Briggs & Stratton Corp.	18,303	385,827
Cascade Corp.	3,402	218,749
Chart Industries, Inc.*	11,138	742,570
CIRCOR International, Inc.	6,492	257,018
CLARCOR, Inc.	18,338	876,190
Columbus McKinnon Corp.*	7,218	119,241
Commercial Vehicle Group, Inc.*	9,310	76,435
Douglas Dynamics, Inc.	8,602	123,783
Dynamic Materials Corp.	5,134	71,363
Eastern Co.	2,227	35,231
Energy Recovery, Inc.*	15,310	52,054
EnPro Industries, Inc.*	7,745	316,770
ESCO Technologies, Inc.	10,229	382,667
Federal Signal Corp.*	23,324	177,496
Flow International Corp.*	18,419	64,466
FreightCar America, Inc.	4,559	102,213
Gorman-Rupp Co.	5,675	169,285
Graham Corp.	3,890	75,855
Greenbrier Cos., Inc.*	8,694	140,582
Hardinge, Inc.	4,220	41,947
Hurco Cos., Inc.*	2,494	57,362
Hyster-Yale Materials Handling, Inc.	4,144	202,227
John Bean Technologies Corp.	10,705	190,228
Kadant, Inc.*	4,379	116,087
Kaydon Corp.	12,198	291,898
L.B. Foster Co., Class A	3,455	150,085
Lindsay Corp.	4,871	390,265
Lydall, Inc.*	6,084	87,245

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Meritor, Inc.*	34,732	$164,282
Met-Pro Corp.	5,332	51,667
Middleby Corp.*	6,998	897,214
Miller Industries, Inc.	4,400	67,100
Mueller Industries, Inc.	7,397	370,072
Mueller Water Products, Inc., Class A	58,336	327,265
NN, Inc.*	6,800	62,288
Omega Flex, Inc.	853	10,543
PMFG, Inc.*	7,785	70,766
Proto Labs, Inc.*	1,868	73,637
RBC Bearings, Inc.*	8,187	409,923
Rexnord Corp.*	11,012	234,556
Robbins & Myers, Inc.	14,374	854,534
Sauer-Danfoss, Inc.	4,317	230,398
Sun Hydraulics Corp.	7,899	206,006
Tennant Co.	7,120	312,924
Titan International, Inc.	17,235	374,344
Trimas Corp.*	12,208	341,336
Twin Disc, Inc.	3,357	58,512
Wabash National Corp.*	25,633	229,928
Watts Water Technologies, Inc., Class A	10,477	450,406
Woodward, Inc.	25,793	983,487

		15,210,887

Marine (0.0%)
Genco Shipping & Trading Ltd.*	11,820	41,252
International Shipholding Corp.	1,956	32,235
Rand Logistics, Inc.*	6,557	42,620

		116,107

Professional Services (0.6%)
Acacia Research Corp.*	18,872	484,067
Advisory Board Co.*	12,794	598,631
Barrett Business Services, Inc.	2,563	97,625
CBIZ, Inc.*	12,646	74,738
CDI Corp.	4,947	84,742
Corporate Executive Board Co.	12,625	599,183
CRA International, Inc.*	3,307	65,379
Dolan Co.*	11,643	45,291
Exponent, Inc.*	4,933	275,409
Franklin Covey Co.*	5,480	70,692
FTI Consulting, Inc.*	15,150	499,950
GP Strategies Corp.*	5,731	118,345
Heidrick & Struggles International, Inc.	6,700	102,242
Hill International, Inc.*	8,546	31,278
Hudson Global, Inc.*	13,100	58,688
Huron Consulting Group, Inc.*	8,393	282,760
ICF International, Inc.*	6,858	160,752
Insperity, Inc.	8,544	278,193
Kelly Services, Inc., Class A	10,024	157,778
Kforce, Inc.	10,103	144,776
Korn/Ferry International*	17,519	277,851
Mistras Group, Inc.*	5,948	146,856
Navigant Consulting, Inc.*	18,831	210,154
Odyssey Marine Exploration, Inc.*	28,381	84,292
On Assignment, Inc.*	16,265	329,854
Pendrell Corp.*	58,919	74,827
Resources Connection, Inc.	16,165	193,010
RPX Corp.*	8,039	$72,673
TrueBlue, Inc.*	14,999	236,234
VSE Corp.	1,400	34,314
WageWorks, Inc.*	2,513	44,732

		5,935,316

Road & Rail (0.6%)
Amerco, Inc.	3,060	388,039
Arkansas Best Corp.	9,463	90,372
Avis Budget Group, Inc.*	38,842	769,848
Celadon Group, Inc.	7,542	136,284
Genesee & Wyoming, Inc., Class A*	16,463	1,252,505
Heartland Express, Inc.	17,930	234,345
Knight Transportation, Inc.	22,043	322,489
Marten Transport Ltd.	5,762	105,963
Old Dominion Freight Line, Inc.*	26,557	910,374
Patriot Transportation Holding, Inc.*	2,471	70,251
Quality Distribution, Inc.*	8,140	48,840
Roadrunner Transportation Systems, Inc.*	4,914	89,140
Saia, Inc.*	6,061	140,130
Swift Transportation Co.*	29,657	270,472
Universal Truckload Services, Inc.	1,901	34,693
Werner Enterprises, Inc.	15,682	339,829
Zipcar, Inc.*	10,196	84,015

		5,287,589

Trading Companies & Distributors (0.5%)
Aceto Corp.	10,402	104,436
Aircastle Ltd.	22,355	280,332
Applied Industrial Technologies, Inc.	16,051	674,302
Beacon Roofing Supply, Inc.*	17,805	592,550
BlueLinx Holdings, Inc.*	8,455	23,759
CAI International, Inc.*	4,773	104,767
DXP Enterprises, Inc.*	3,199	156,975
Edgen Group, Inc.*	5,657	39,938
H&E Equipment Services, Inc.	10,700	161,249
Houston Wire & Cable Co.	6,870	84,295
Kaman Corp.	10,114	372,195
Rush Enterprises, Inc., Class A*	12,075	249,590
SeaCube Container Leasing Ltd.	4,258	80,263
TAL International Group, Inc.	11,131	404,946
Textainer Group Holdings Ltd.	4,671	146,950
Titan Machinery, Inc.*	6,474	159,908
Watsco, Inc.	11,171	836,708
Willis Lease Finance Corp.*	1,341	19,190

		4,492,353

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	6,713	88,679

Total Industrials		69,411,824

Information Technology (8.1%)
Communications Equipment (1.0%)
ADTRAN, Inc.	24,187	472,614
Ambient Corp.*	1,254	3,775
Anaren, Inc.*	4,240	82,468
Arris Group, Inc.*	42,165	629,945

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Aruba Networks, Inc.*	41,380	$858,635
Aviat Networks, Inc.*	23,212	76,368
Aware, Inc.	4,160	22,797
Bel Fuse, Inc., Class B	3,716	72,648
Black Box Corp.	6,315	153,707
CalAmp Corp.*	10,744	89,390
Calix, Inc.*	15,144	116,457
Ciena Corp.*	36,736	576,755
Comtech Telecommunications Corp.	6,212	157,661
Digi International, Inc.*	9,549	90,429
Emulex Corp.*	32,913	240,265
Extreme Networks, Inc.*	34,586	125,893
Finisar Corp.*	33,780	550,614
Globecomm Systems, Inc.*	8,400	94,920
Harmonic, Inc.*	41,849	212,174
Infinera Corp.*	41,603	241,713
InterDigital, Inc.	15,241	626,405
Ixia*	16,005	271,765
KVH Industries, Inc.*	5,890	82,342
Loral Space & Communications, Inc.	4,041	220,881
NETGEAR, Inc.*	13,954	550,067
Numerex Corp., Class A*	3,179	41,772
Oclaro, Inc.*	24,749	38,856
Oplink Communications, Inc.*	7,377	114,934
Parkervision, Inc.*	28,468	57,790
PC-Tel, Inc.	6,747	48,578
Plantronics, Inc.	15,768	581,366
Procera Networks, Inc.*	7,181	133,208
Ruckus Wireless, Inc.*	3,133	70,587
ShoreTel, Inc.*	18,239	77,333
Sonus Networks, Inc.*	79,464	135,089
Sycamore Networks, Inc.	7,602	17,028
Symmetricom, Inc.*	16,527	95,361
Tellabs, Inc.	138,249	315,208
Telular Corp.	6,168	58,411
Tessco Technologies, Inc.	1,994	44,147
Ubiquiti Networks, Inc.	4,042	49,070
ViaSat, Inc.*	13,796	536,664
Westell Technologies, Inc., Class A*	17,757	32,850

		9,068,940

Computers & Peripherals (0.4%)
3D Systems Corp.*	17,669	942,641
Avid Technology, Inc.*	11,343	85,980
Cray, Inc.*	13,140	209,583
Datalink Corp.*	5,745	49,120
Electronics for Imaging, Inc.*	17,477	331,888
Imation Corp.*	12,155	56,764
Immersion Corp.*	10,036	68,947
Intermec, Inc.*	22,568	222,521
Intevac, Inc.*	9,220	42,135
OCZ Technology Group, Inc.*	26,154	49,954
QLogic Corp.*	36,981	359,825
Quantum Corp.*	88,880	110,211
Silicon Graphics International Corp.*	11,784	120,550
STEC, Inc.*	13,918	68,616
Super Micro Computer, Inc.*	11,274	114,995
Synaptics, Inc.*	12,800	383,616

		3,217,346

Electronic Equipment, Instruments & Components (1.1%)
Aeroflex Holding Corp.*	7,773	$54,411
Agilysys, Inc.*	6,006	50,270
Anixter International, Inc.	10,660	682,027
Audience, Inc.*	2,334	24,250
Badger Meter, Inc.	5,006	237,335
Benchmark Electronics, Inc.*	21,859	363,297
Checkpoint Systems, Inc.*	15,179	163,022
Cognex Corp.	16,220	597,220
Coherent, Inc.	8,682	439,483
CTS Corp.	12,826	136,340
Daktronics, Inc.	13,279	146,999
DTS, Inc.*	6,859	114,545
Echelon Corp.*	15,174	37,176
Electro Rent Corp.	7,108	109,321
Electro Scientific Industries, Inc.	8,526	84,834
Fabrinet*	8,444	110,954
FARO Technologies, Inc.*	6,422	229,137
FEI Co.	14,022	777,660
Gerber Scientific, Inc. (Escrow shares)*†(b)	7,434	75
GSI Group, Inc.*	11,035	95,563
Insight Enterprises, Inc.*	15,737	273,352
InvenSense, Inc.*	13,884	154,251
Kemet Corp.*	16,598	83,488
Key Tronic Corp.*	3,908	40,018
Littelfuse, Inc.	8,214	506,886
Maxwell Technologies, Inc.*	10,489	86,954
Measurement Specialties, Inc.*	5,596	192,279
Mercury Systems, Inc.*	11,354	104,457
Mesa Laboratories, Inc.	947	47,454
Methode Electronics, Inc.	13,869	139,106
MTS Systems Corp.	6,088	310,062
Multi-Fineline Electronix, Inc.*	3,506	70,856
Neonode, Inc.*	8,431	40,975
Newport Corp.*	13,550	182,248
OSI Systems, Inc.*	7,541	482,926
Park Electrochemical Corp.	7,755	199,536
PC Connection, Inc.	2,992	34,408
Plexus Corp.*	13,292	342,934
Power-One, Inc.*	25,840	106,202
RadiSys Corp.*	8,577	25,559
RealD, Inc.*	14,951	167,601
Richardson Electronics Ltd.	4,772	54,019
Rofin-Sinar Technologies, Inc.*	10,675	231,434
Rogers Corp.*	5,932	294,583
Sanmina Corp.*	29,682	328,580
ScanSource, Inc.*	9,820	311,981
SYNNEX Corp.*	9,978	343,044
TTM Technologies, Inc.*	18,776	172,739
Universal Display Corp.*	15,102	386,913
Viasystems Group, Inc.*	1,642	20,032
Vishay Precision Group, Inc.*	3,485	46,072
Zygo Corp.*	5,943	93,305

		10,328,173

Internet Software & Services (1.1%)
Active Network, Inc.*	14,769	72,516
Angie’s List, Inc.*	13,548	162,441
Bankrate, Inc.*	17,591	219,008
Bazaarvoice, Inc.*	3,707	34,660
Blucora, Inc.*	14,926	234,487
Brightcove, Inc.*	1,963	17,746
Carbonite, Inc.*	4,342	40,163

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
comScore, Inc.*	13,498	$186,002
Constant Contact, Inc.*	11,595	164,765
Cornerstone OnDemand, Inc.*	12,806	378,161
CoStar Group, Inc.*	10,474	936,061
Dealertrack Technologies, Inc.*	15,598	447,975
Demand Media, Inc.*	11,444	106,315
Demandware, Inc.*	2,532	69,174
Dice Holdings, Inc.*	15,333	140,757
Digital River, Inc.*	14,046	202,122
E2open, Inc.*	1,273	18,026
EarthLink, Inc.	38,622	249,498
Envestnet, Inc.*	8,325	116,134
ExactTarget, Inc.*	3,778	75,560
Internap Network Services Corp.*	19,599	136,017
IntraLinks Holdings, Inc.*	14,002	86,392
Ipass, Inc.*	18,913	34,611
j2 Global, Inc.	16,683	510,166
Keynote Systems, Inc.	5,559	78,326
Limelight Networks, Inc.*	24,162	53,640
Liquidity Services, Inc.*	8,930	364,880
LivePerson, Inc.*	20,940	275,152
LogMeIn, Inc.*	8,412	188,513
Marchex, Inc., Class B	7,047	28,963
Market Leader, Inc.*	7,974	52,230
MeetMe, Inc.*	7,330	25,582
Millennial Media, Inc.*	4,417	55,345
Monster Worldwide, Inc.*	46,101	259,088
Move, Inc.*	14,873	112,886
NIC, Inc.	23,286	380,493
OpenTable, Inc.*	8,617	420,510
Perficient, Inc.*	12,167	143,327
QuinStreet, Inc.*	12,528	84,188
RealNetworks, Inc.*	7,977	60,306
Responsys, Inc.*	13,608	81,104
Saba Software, Inc.*	11,182	97,731
SciQuest, Inc.*	6,812	108,038
Spark Networks, Inc.*	4,546	35,459
SPS Commerce, Inc.*	4,478	166,895
Stamps.com, Inc.*	4,718	118,894
support.com, Inc.*	16,592	69,355
Synacor, Inc.*	2,637	14,424
TechTarget, Inc.*	5,998	33,289
Travelzoo, Inc.*	2,778	52,754
Trulia, Inc.*	2,597	42,175
United Online, Inc.	33,382	186,605
Unwired Planet, Inc.*	28,558	34,270
ValueClick, Inc.*	27,190	527,758
VistaPrint N.V.*	12,582	413,444
Vocus, Inc.*	7,844	136,329
Web.com Group, Inc.*	13,369	197,861
WebMD Health Corp.*	18,273	262,035
XO Group, Inc.*	10,194	94,804
Yelp, Inc.*	3,258	61,413
Zix Corp.*	23,840	66,752

		10,023,575

IT Services (0.9%)
Acxiom Corp.*	28,408	496,004
CACI International, Inc., Class A*	8,300	456,749
Cardtronics, Inc.*	16,246	385,680
Cass Information Systems, Inc.	3,763	158,803
CIBER, Inc.*	27,434	$91,629
Computer Task Group, Inc.*	5,946	108,396
Convergys Corp.	40,802	669,561
CSG Systems International, Inc.*	12,480	226,886
EPAM Systems, Inc.*	1,862	33,702
Euronet Worldwide, Inc.*	19,148	451,893
ExlService Holdings, Inc.*	8,865	234,922
Forrester Research, Inc.	5,516	147,829
Global Cash Access Holdings, Inc.*	14,012	109,854
Hackett Group, Inc.	9,172	39,256
Heartland Payment Systems, Inc.	14,714	434,063
Higher One Holdings, Inc.*	12,434	131,054
iGATE Corp.*	12,247	193,135
Innodata, Inc.*	8,244	31,162
Lionbridge Technologies, Inc.*	20,996	84,404
ManTech International Corp., Class A	8,702	225,730
Mattersight Corp.*	3,705	18,414
MAXIMUS, Inc.	12,583	795,497
ModusLink Global Solutions, Inc.*	15,345	44,500
MoneyGram International, Inc.*	8,129	108,034
PRGX Global, Inc.*	7,893	50,910
Sapient Corp.*	44,561	470,564
ServiceSource International, Inc.*	18,828	110,144
Syntel, Inc.	5,923	317,414
TeleTech Holdings, Inc.*	8,762	155,964
TNS, Inc.*	8,797	182,362
Unisys Corp.*	16,732	289,464
Virtusa Corp.*	7,039	115,651
WEX, Inc.*	14,500	1,092,865

		8,462,495

Semiconductors & Semiconductor Equipment (1.8%)
Advanced Energy Industries, Inc.*	15,088	208,365
Alpha & Omega Semiconductor Ltd.*	7,003	58,825
Ambarella, Inc.*	2,251	25,099
Amkor Technology, Inc.*	26,611	113,097
ANADIGICS, Inc.*	24,176	60,923
Applied Micro Circuits Corp.*	23,887	200,651
ATMI, Inc.*	11,318	236,320
Axcelis Technologies, Inc.*	42,608	59,225
AXT, Inc.*	11,279	31,694
Brooks Automation, Inc.	24,659	198,505
Cabot Microelectronics Corp.	8,796	312,346
Cavium, Inc.*	18,284	570,644
CEVA, Inc.*	8,643	136,127
Cirrus Logic, Inc.*	24,418	707,389
Cohu, Inc.	9,126	98,926
Cymer, Inc.*	11,540	1,043,562
Diodes, Inc.*	13,246	229,818
DSP Group, Inc.*	6,818	39,272
Entegris, Inc.*	52,155	478,783
Entropic Communications, Inc.*	33,969	179,696
Exar Corp.*	13,759	122,455
First Solar, Inc.*	22,223	686,246
FormFactor, Inc.*	19,358	88,272
GSI Technology, Inc.*	7,265	45,552
GT Advanced Technologies, Inc.*	44,389	134,055

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Hittite Microwave Corp.*	11,499	$714,088
Inphi Corp.*	8,474	81,181
Integrated Device Technology, Inc.*	53,681	391,871
Integrated Silicon Solution, Inc.*	10,082	90,738
Intermolecular, Inc.*	5,269	46,894
International Rectifier Corp.*	25,187	446,565
Intersil Corp., Class A	48,452	401,667
IXYS Corp.	9,041	82,635
Kopin Corp.*	25,945	86,397
Lattice Semiconductor Corp.*	44,075	175,859
LTX-Credence Corp.*	18,629	122,206
MA-COM Technology Solutions Holdings, Inc.*	2,327	34,835
Mattson Technology, Inc.*	22,336	18,762
MaxLinear, Inc., Class A*	8,576	43,052
MEMC Electronic Materials, Inc.*	88,043	282,618
Micrel, Inc.	18,874	179,303
Microsemi Corp.*	32,420	682,117
Mindspeed Technologies, Inc.*	14,481	67,771
MIPS Technologies, Inc.*	18,224	142,512
MKS Instruments, Inc.	19,903	513,099
Monolithic Power Systems, Inc.	11,693	260,520
MoSys, Inc.*	11,060	38,489
Nanometrics, Inc.*	8,909	128,468
NeoPhotonics Corp.*	7,209	41,380
NVE Corp.*	1,837	101,935
OmniVision Technologies, Inc.*	19,626	276,334
PDF Solutions, Inc.*	9,277	127,837
Peregrine Semiconductor Corp.*	1,963	30,054
Pericom Semiconductor Corp.*	8,725	70,062
Photronics, Inc.*	23,667	141,055
PLX Technology, Inc.*	17,020	61,783
Power Integrations, Inc.	10,763	361,744
QuickLogic Corp.*	14,544	31,560
Rambus, Inc.*	42,049	205,199
RF Micro Devices, Inc.*	102,308	458,340
Rubicon Technology, Inc.*	6,219	37,998
Rudolph Technologies, Inc.*	11,894	159,974
Semtech Corp.*	24,260	702,327
Sigma Designs, Inc.*	12,604	64,911
Silicon Image, Inc.*	32,351	160,461
Spansion, Inc., Class A*	18,026	250,742
STR Holdings, Inc.*	10,429	26,281
SunPower Corp.*	15,048	84,570
Supertex, Inc.	3,994	70,095
Tessera Technologies, Inc.	19,843	325,822
TriQuint Semiconductor, Inc.*	64,184	310,651
Ultra Clean Holdings, Inc.*	8,106	39,800
Ultratech, Inc.*	9,950	371,135
Veeco Instruments, Inc.*	14,821	437,516
Volterra Semiconductor Corp.*	9,675	166,120

		16,213,180

Software (1.8%)
Accelrys, Inc.*	20,819	188,412
ACI Worldwide, Inc.*	14,744	644,165
Actuate Corp.*	18,663	104,513
Advent Software, Inc.*	11,923	254,914
American Software, Inc., Class A	9,085	70,500
Aspen Technology, Inc.*	34,696	958,997
AVG Technologies N.V.*	2,732	$43,248
Blackbaud, Inc.	17,114	390,713
Bottomline Technologies, Inc.*	12,628	333,253
BroadSoft, Inc.*	10,450	379,648
Callidus Software, Inc.*	13,864	62,943
CommVault Systems, Inc.*	16,646	1,160,393
Comverse Technology, Inc.*	79,135	303,878
Comverse, Inc.*	8,313	237,170
Digimarc Corp.	2,689	55,662
Ebix, Inc.	10,787	173,347
Ellie Mae, Inc.*	9,342	259,241
Eloqua, Inc.*	3,183	75,087
Envivio, Inc.*	3,094	5,260
EPIQ Systems, Inc.	11,787	150,638
ePlus, Inc.	1,483	61,307
Exa Corp.*	1,832	17,825
Fair Isaac Corp.	12,774	536,891
FalconStor Software, Inc.*	10,827	25,227
FleetMatics Group plc*	3,351	84,311
Glu Mobile, Inc.*	20,802	47,637
Guidance Software, Inc.*	5,575	66,175
Guidewire Software, Inc.*	7,375	219,185
Imperva, Inc.*	3,707	116,882
Infoblox, Inc.*	3,003	53,964
Interactive Intelligence Group, Inc.*	5,300	177,762
Jive Software, Inc.*	6,294	91,452
Manhattan Associates, Inc.*	7,628	460,274
Mentor Graphics Corp.*	34,419	585,811
MicroStrategy, Inc., Class A*	3,121	291,439
Monotype Imaging Holdings, Inc.	13,207	211,048
NetScout Systems, Inc.*	13,524	351,489
Parametric Technology Corp.*	44,308	997,373
Pegasystems, Inc.	6,530	148,100
Pervasive Software, Inc.*	4,814	42,893
Progress Software Corp.*	22,607	474,521
Proofpoint, Inc.*	2,427	29,876
PROS Holdings, Inc.*	8,058	147,381
QAD, Inc., Class A	1,928	27,763
QAD, Inc., Class B	249	3,230
QLIK Technologies, Inc.*	31,523	684,680
Qualys, Inc.*	3,249	48,053
RealPage, Inc.*	13,068	281,877
Rosetta Stone, Inc.*	3,863	47,669
Sapiens International Corp. N.V.*	4,908	19,632
SeaChange International, Inc.*	10,361	100,191
Sourcefire, Inc.*	11,228	530,186
SS&C Technologies Holdings, Inc.*	12,843	296,930
Synchronoss Technologies, Inc.*	10,509	221,635
Take-Two Interactive Software, Inc.*	28,721	316,218
Tangoe, Inc.*	11,338	134,582
Telenav, Inc.*	5,238	41,799
TiVo, Inc.*	47,489	585,064
Tyler Technologies, Inc.*	11,160	540,590
Ultimate Software Group, Inc.*	9,958	940,135
VASCO Data Security International, Inc.*	10,215	83,354
Verint Systems, Inc.*	7,801	229,037
VirnetX Holding Corp.*	15,948	466,957

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Websense, Inc.*	14,132	$212,545

		16,902,932

Total Information Technology		74,216,641

Materials (2.6%)
Chemicals (1.1%)
A. Schulman, Inc.	11,009	318,490
ADA-ES, Inc.*	3,379	57,038
American Vanguard Corp.	10,570	328,410
Arabian American Development Co.*	7,586	63,040
Balchem Corp.	11,111	404,441
Calgon Carbon Corp.*	20,868	295,908
Chase Corp.	2,210	41,106
Chemtura Corp.*	36,640	778,967
Ferro Corp.*	32,696	136,669
Flotek Industries, Inc.*	18,687	227,981
FutureFuel Corp.	7,428	87,948
Georgia Gulf Corp.	12,689	523,802
GSE Holding, Inc.*	2,748	17,038
H.B. Fuller Co.	18,923	658,899
Hawkins, Inc.	3,533	136,515
Innophos Holdings, Inc.	8,278	384,927
Innospec, Inc.	8,302	286,336
KMG Chemicals, Inc.	2,976	52,288
Koppers Holdings, Inc.	7,520	286,888
Kraton Performance Polymers, Inc.*	11,801	283,578
Landec Corp.*	9,288	88,143
LSB Industries, Inc.*	6,927	245,354
Minerals Technologies, Inc.	13,412	535,407
Olin Corp.	30,465	657,739
OM Group, Inc.*	12,324	273,593
OMNOVA Solutions, Inc.*	17,033	119,401
PolyOne Corp.	33,458	683,212
Quaker Chemical Corp.	4,791	258,043
Sensient Technologies Corp.	18,244	648,757
Spartech Corp.*	10,490	95,144
Stepan Co.	6,352	352,790
Tredegar Corp.	8,936	182,473
Zep, Inc.	8,267	119,376
Zoltek Cos., Inc.*	10,528	81,592

		9,711,293

Construction Materials (0.2%)
Eagle Materials, Inc.	18,084	1,057,914
Headwaters, Inc.*	23,110	197,822
Texas Industries, Inc.*	8,538	435,523
United States Lime & Minerals, Inc.*	656	30,911

		1,722,170

Containers & Packaging (0.1%)
AEP Industries, Inc.*	1,486	88,016
Berry Plastics Group, Inc.*	10,971	176,413
Boise, Inc.	38,156	303,340
Graphic Packaging Holding Co.*	63,606	410,895
Myers Industries, Inc.	12,635	191,420
UFP Technologies, Inc.*	2,027	36,324

		1,206,408

Metals & Mining (0.8%)
A.M. Castle & Co.*	6,504	$96,064
AK Steel Holding Corp.	50,703	233,234
AMCOL International Corp.	9,557	293,209
Century Aluminum Co.*	19,443	170,321
Coeur d’Alene Mines Corp.*	33,653	827,864
General Moly, Inc.*	26,210	105,102
Globe Specialty Metals, Inc.	22,021	302,789
Gold Reserve, Inc.*	19,574	64,790
Gold Resource Corp.	11,275	173,748
Golden Minerals Co.*	11,036	50,655
Golden Star Resources Ltd.*	96,241	177,083
Handy & Harman Ltd.*	2,025	30,517
Haynes International, Inc.	4,724	245,034
Hecla Mining Co.	106,810	622,702
Horsehead Holding Corp.*	16,409	167,536
Kaiser Aluminum Corp.	7,319	451,509
Materion Corp.	7,669	197,707
McEwen Mining, Inc.*	82,470	315,860
Metals USA Holdings Corp.	4,588	80,244
Midway Gold Corp.*	49,385	68,645
Noranda Aluminum Holding Corp.	12,784	78,110
Olympic Steel, Inc.	3,658	80,988
Paramount Gold and Silver Corp.*	51,377	119,195
Revett Minerals, Inc.*	8,328	23,485
RTI International Metals, Inc.*	11,356	312,971
Schnitzer Steel Industries, Inc., Class A	9,579	290,531
Stillwater Mining Co.*	42,689	545,565
SunCoke Energy, Inc.*	26,442	412,231
U.S. Antimony Corp.*	20,162	35,485
U.S. Silica Holdings, Inc.	4,577	76,573
Universal Stainless & Alloy Products, Inc.*	2,657	97,698
Vista Gold Corp.*	22,147	59,797
Worthington Industries, Inc.	19,405	504,336

		7,311,578

Paper & Forest Products (0.4%)
Buckeye Technologies, Inc.	14,880	427,205
Clearwater Paper Corp.*	8,944	350,247
Deltic Timber Corp.	4,053	286,223
KapStone Paper and Packaging Corp.	15,400	341,726
Louisiana-Pacific Corp.*	50,981	984,953
Neenah Paper, Inc.	5,881	167,432
P.H. Glatfelter Co.	16,300	284,924
Resolute Forest Products*	29,509	390,699
Schweitzer-Mauduit International, Inc.	11,448	446,815
Wausau Paper Corp.	16,728	144,865

		3,825,089

Total Materials		23,776,538

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.3%)
8x8, Inc.*	26,834	198,303
Atlantic Tele-Network, Inc.	3,494	128,265
Cbeyond, Inc.*	8,801	79,561
Cincinnati Bell, Inc.*	74,223	406,742

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares		Value (Note 1)
Cogent Communications Group, Inc.	17,852		$404,169
Consolidated Communications Holdings, Inc.	14,755		234,900
Fairpoint Communications, Inc.*	7,571		60,114
General Communication, Inc., Class A*	13,990		134,164
Hawaiian Telcom Holdco, Inc.*	3,921		76,459
HickoryTech Corp.	4,779		46,500
IDT Corp., Class B	6,083		58,032
inContact, Inc.*	13,698		70,956
Iridium Communications, Inc.*	15,576		104,982
Lumos Networks Corp.	5,304		53,146
magicJack VocalTec Ltd.*	5,725		104,252
Neutral Tandem, Inc.	10,763		27,661
ORBCOMM, Inc.*	14,560		57,075
Premiere Global Services, Inc.*	17,554		171,678
Primus Telecommunications Group, Inc.	4,560		49,567
Towerstream Corp.*	19,063		61,955
Vonage Holdings Corp.*	52,249		123,830

			2,652,311

Wireless Telecommunication Services (0.0%)
Boingo Wireless, Inc.*	6,038		45,587
Leap Wireless International, Inc.*	20,594		136,950
NTELOS Holdings Corp.	5,704		74,780
Shenandoah Telecommunications Co.	9,082		139,045
USA Mobility, Inc.	8,571		100,109

			496,471

Total Telecommunication Services			3,148,782

Utilities (1.7%)
Electric Utilities (0.8%)
ALLETE, Inc.	14,472		593,063
Cleco Corp.	23,150		926,231
El Paso Electric Co.	15,292		487,968
Empire District Electric Co.	14,846		302,561
IDACORP, Inc.	19,005		823,867
MGE Energy, Inc.	8,336		424,719
Otter Tail Corp.	13,557		338,925
PNM Resources, Inc.	29,450		604,020
Portland General Electric Co.	28,742		786,381
UIL Holdings Corp.	19,325		692,028
Unitil Corp.	5,286		137,013
UNS Energy Corp.	15,383		652,547

			6,769,323

Gas Utilities (0.5%)
Chesapeake Utilities Corp.	3,608		163,803
Delta Natural Gas Co., Inc.	2,397		46,861
Laclede Group, Inc.	8,648		333,899
New Jersey Resources Corp.	15,798		625,917
Northwest Natural Gas Co.	10,202		450,928
Piedmont Natural Gas Co., Inc.	27,228		852,509
South Jersey Industries, Inc.	11,562		581,916
Southwest Gas Corp.	17,506		742,430
WGL Holdings, Inc.	19,612		768,594

			4,566,857

Independent Power Producers & Energy Traders (0.1%)
American DG Energy, Inc.*	8,994		$20,776
Atlantic Power Corp.	43,401		496,074
Genie Energy Ltd., Class B	5,573		39,568
NRG Energy, Inc.	—	@	9
Ormat Technologies, Inc.	5,977		115,237

			671,664

Multi-Utilities (0.2%)
Avista Corp.	22,264		536,785
Black Hills Corp.	16,836		611,820
CH Energy Group, Inc.	5,619		366,471
NorthWestern Corp.	13,835		480,490

			1,995,566

Water Utilities (0.1%)
American States Water Co.	7,272		348,910
Artesian Resources Corp., Class A	2,953		66,236
Cadiz, Inc.*	4,223		33,446
California Water Service Group	14,517		266,387
Connecticut Water Service, Inc.	3,302		98,333
Consolidated Water Co., Ltd.	4,962		36,719
Middlesex Water Co.	5,916		115,717
SJW Corp.	5,311		141,273
York Water Co.	4,446		78,116

			1,185,137

Total Utilities			15,188,547

Total Common Stocks (49.0%) (Cost $403,597,057)			447,889,638

INVESTMENT COMPANY:
Investment Company (0.0%)
Firsthand Technology Value Fund, Inc.* (Cost $61,689)	3,246		56,610

	Number of Warrants		Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 10/14/13*(b) (Cost $—)	3,314		66

Total Investments (49.0%) (Cost $403,658,746)			447,946,314
Other Assets Less Liabilities (51.0%)			465,676,890

Net Assets (100%)			$913,623,204

*	Non-income producing.
†	Securities (totaling $75 or 0.0% of net assets) at fair value by management.
@	Shares are less than 0.5
(b)	Illiquid Security.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	5,490	March-13	$454,335,728	$464,783,400	$10,447,672

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$62,897,775	$—	$—	$62,897,775
Consumer Staples	15,742,487	—	—	15,742,487
Energy	27,039,987	—	—	27,039,987
Financials	102,229,596	—	—	102,229,596
Health Care	54,237,461	—	—	54,237,461
Industrials	69,411,824	—	—	69,411,824
Information Technology	74,216,566	—	75	74,216,641
Materials	23,776,538	—	—	23,776,538
Telecommunication Services	3,148,782	—	—	3,148,782
Utilities	15,188,547	—	—	15,188,547
Futures	10,447,672	—	—	10,447,672
Investment Companies
Investment Companies	56,610	—	—	56,610
Warrants
Energy	—	66	—	66

Total Assets	$458,393,845	$66	$75	$458,393,986

Total Liabilities	$—	$—	$—	$—

Total	$458,393,845	$66	$75	$458,393,986

(a)	A security with a market value of $472,614 transferred from Level 2 to Level 1 since the beginning of the period due to active trading.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Common Stocks- Information Technology‡

Balance as of 12/31/11	$75
Total gains or losses (realized/unrealized) included in earnings	—
Purchases	—
Sales	—
Issuances	—
Settlements	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/12	$75

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$—

‡ Security was shown as Rights in prior year.

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	10,447,672	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$10,447,672

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	34,081,497	—	—	34,081,497
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$34,081,497	$—	$—	$34,081,497

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	10,120,196	—	—	10,120,196
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$10,120,196	$—	$—	$10,120,196

The Portfolio held futures contracts with an average notional balance of approximately $281,533,000 during the year ended December 31, 2012.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$124,444,392
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$80,924,125

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$81,922,704
Aggregate gross unrealized depreciation	(37,807,274)

Net unrealized appreciation	$44,115,430

Federal income tax cost of investments	$403,830,884

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $8,143,249 for Short Term and $10,304,863 for Long Term during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $403,658,746)	$447,946,314
Cash	430,267,750
Cash held as collateral at broker	22,292,700
Due from broker for futures variation margin	12,003,948
Receivable from Separate Accounts for Trust shares sold	1,110,198
Dividends, interest and other receivables	539,507
Other assets	2,314

Total assets	914,162,731

LIABILITIES
Investment management fees payable	335,117
Administrative fees payable	117,212
Distribution fees payable - Class IB	15,095
Payable to Separate Accounts for Trust shares redeemed	6,789
Distribution fees payable - Class IA	34
Accrued expenses	65,280

Total liabilities	539,527

NET ASSETS	$913,623,204

Net assets were comprised of:
Paid in capital	$849,659,615
Accumulated undistributed net investment income (loss)	125,518
Accumulated undistributed net realized gain (loss) on investments and futures	9,102,831
Net unrealized appreciation (depreciation) on investments and futures	54,735,240

Net assets	$913,623,204

Class IA
Net asset value, offering and redemption price per share, $164,110 / 10,808 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.18

Class IB
Net asset value, offering and redemption price per share, $73,210,000 / 4,845,717 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.11

Class K
Net asset value, offering and redemption price per share, $840,249,094 / 55,338,485 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.18

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $9,794 foreign withholding tax)	$8,129,016
Interest	256,239

Total income	8,385,255

EXPENSES
Investment management fees	3,146,233
Administrative fees	1,114,345
Distribution fees - Class IB	161,859
Printing and mailing expenses	77,806
Professional fees	61,564
Custodian fees	54,999
Trustees’ fees	18,160
Distribution fees - Class IA	388
Miscellaneous	16,451

Total expenses	4,651,805

NET INVESTMENT INCOME (LOSS)	3,733,450

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	10,935,518
Futures	34,081,497

Net realized gain (loss)	45,017,015

Change in unrealized appreciation (depreciation) on:
Securities	40,686,249
Futures	10,120,196

Net change in unrealized appreciation (depreciation)	50,806,445

NET REALIZED AND UNREALIZED GAIN (LOSS)	95,823,460

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$99,556,910

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,733,450	$1,042,742
Net realized gain (loss) on investments and futures	45,017,015	(22,367,501)
Net change in unrealized appreciation (depreciation) on investments and futures	50,806,445	(35,021,951)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	99,556,910	(56,346,710)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(351)	(374)
Class IB	(156,077)	(11,844)
Class K†	(3,860,535)	(1,198,947)

	(4,016,963)	(1,211,165)

Distributions from net realized capital gains
Class IA	(2,078)	(9,920,479)
Class IB	(927,870)	(916,783)
Class K†	(10,504,216)	—

	(11,434,164)	(10,837,262)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(15,451,127)	(12,048,427)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 0 and 11,165,905 shares, respectively ]	—	175,672,201
Capital shares issued in reinvestment of dividends and distributions [ 160 and 772,868 shares, respectively ]	2,429	9,920,853
Capital shares repurchased [ 0 and (31,919,334) shares, respectively ]	—	(418,346,501	)(z)

Total Class IA transactions	2,429	(232,753,447)

Class IB
Capital shares sold [ 1,313,622 and 2,409,036 shares, respectively ]	18,866,020	34,493,832
Capital shares issued in reinvestment of dividends and distributions [ 71,828 and 72,809 shares, respectively ]	1,083,947	928,627
Capital shares repurchased [ (450,539) and (276,399) shares, respectively ]	(6,608,467)	(4,138,935)

Total Class IB transactions	13,341,500	31,283,524

Class K†
Capital shares sold [ 21,900,560 and 37,082,211 shares, respectively ]	317,563,518	484,931,990	(z)
Capital shares issued in reinvestment of dividends and distributions [ 947,228 and 92,744 shares, respectively ]	14,364,751	1,198,947
Capital shares repurchased [ (2,289,894) and (2,394,364) shares, respectively ]	(32,172,775)	(31,484,390)

Total Class K transactions	299,755,494	454,646,547

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	313,099,423	253,176,624

TOTAL INCREASE (DECREASE) IN NET ASSETS	397,205,206	184,781,487
NET ASSETS:
Beginning of year	516,417,998	331,636,511

End of year (a)	$913,623,204	$516,417,998

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$125,518	$189,098

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the AXA Tactical Manager 2000 Portfolio exchanged approximately 31,706,548 Class IA shares for approximately 31,706,548 Class K shares. This exchange amounted to approximately $414,974,918.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,					May 27, 2009* to December 31, 2009
Class IA	2012	2011		2010
Net asset value, beginning of period	$13.35	$15.29		$12.74		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.03	(e)	0.07	(e)	0.03	(e)
Net realized and unrealized gain (loss) on investments and futures	2.02	(1.61)		3.00		2.72

Total from investment operations	2.06	(1.58)		3.07		2.75

Less distributions:
Dividends from net investment income	(0.03)	(0.04)		(0.04)		(0.01)
Distributions from net realized gains	(0.20)	(0.32)		(0.48)		—

Total dividends and distributions	(0.23)	(0.36)		(0.52)		(0.01)

Net asset value, end of period	$15.18	$13.35		$15.29		$12.74

Total return (b)	15.42%	(10.26)%		24.28%		27.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$164	$142		$305,664		$55,083
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.89%	0.68%		0.68%		0.69%
Before waivers and reimbursements (a)(f)	0.89%	0.70%		0.74%		1.90%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.27%	0.16%		0.48%		0.39%
Before waivers and reimbursements (a)(f)	0.27%	0.14%		0.43%		(0.83)%
Portfolio turnover rate	19%	17%		18%		9%

	Year Ended December 31,					October 29, 2009* to December 31, 2009
Class IB	2012	2011		2010
Net asset value, beginning of period	$13.28	$15.23		$12.68		$11.57

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	—	#(e)	0.06	(e)	0.01	(e)
Net realized and unrealized gain (loss) on investments and futures	2.02	(1.63)		2.97		1.10

Total from investment operations	2.06	(1.63)		3.03		1.11

Less distributions:
Dividends from net investment income	(0.03)	—	#	—	#	—
Distributions from net realized gains	(0.20)	(0.32)		(0.48)		—

Total dividends and distributions	(0.23)	(0.32)		(0.48)		—

Net asset value, end of period	$15.11	$13.28		$15.23		$12.68

Total return (b)	15.50%	(10.58)%		24.08%		9.59%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$73,210	$51,953		$25,972		$89
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.89%	0.93%		0.93%		0.94	%(c)
Before waivers and reimbursements (a)(f)	0.89%	0.95	%(c)	0.99	%(c)	2.15	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.28%	0.01%		0.41%		0.55%
Before waivers and reimbursements (a)(f)	0.28%	—	%‡‡	0.39%		(0.20)%
Portfolio turnover rate	19%	17%		18%		9%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$13.35	$12.84

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures	2.01	0.53

Total from investment operations	2.09	0.55

Less distributions:
Dividends from net investment income	(0.06)	(0.04)
Distributions from net realized gains	(0.20)	—

Total dividends and distributions	(0.26)	(0.04)

Net asset value, end of period	$15.18	$13.35

Total return (b)	15.71%	4.26%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$840,249	$464,323
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.64%	0.67%
Before waivers and reimbursements (a)(f)	0.64%	0.67%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.56%	0.42%
Before waivers and reimbursements (a)(f)	0.56%	0.42%
Portfolio turnover rate	19%	17%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	Since Incept.
Portfolio – Class IA Shares*	16.60%	7.10%
Portfolio – Class IB Shares**	16.60	6.91
Portfolio – Class K Shares***	16.90	7.59
MSCI EAFE Index	17.32	8.86
40% EuroSTOXX50/25% FTSE 100/25% TOPIX/ 10% S&P/ASX 200	16.04	7.75
VMI – Intl	16.71	8.39
VMI – International Proxy	15.93	8.02
* Date of inception 5/27/09. ** Date of inception 10/29/09. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 16.60% for the year ended December 31, 2012. The Portfolio’s benchmarks, the MSCI EAFE Index returned 17.32%, the 40% EuroSTOXX50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200 returned 16.04%, VMI — Intl returned 16.71% and VMI — International Proxy returned 15.93% over the same period.

Portfolio Highlights

Buoyed by encouraging economic data from the U.S. and China, and speculation that policymakers would continue to pursue economic growth, the MSCI EAFE Index of developed-world equities rose 17.3% in 2012. The Portfolio was fully invested during the year and its performance outpaced both its primary and secondary benchmark.

The sectors that contributed most to the performance of the MSCI EAFE Index for the year were Financials, Consumer Discretionary, Industrials, Consumer Staples and Health Care.

The five stocks that contributed most to the performance of the MSCI EAFE Index for the year were HSBC Holdings PLC, Toyota Motor Corp., Nestle SA, Sanofi SA and Commonwealth Bank of Australia.

The sectors that detracted most from the performance of the MSCI EAFE Index for the year were Telecommunication Services, Energy, Utilities, Information Technology and Materials.

The five stocks that detracted most from the performance of the MSCI EAFE Index for the year were BG Group PLC, Telefonica SA, Koninklijke KPN NV, Sony Corp. and Anglo American PLC.

Sector Weightings as of December 31, 2012	% of Net Assets
Financials	12.9%
Industrials	6.6
Consumer Staples	6.0
Consumer Discretionary	5.6
Materials	5.2
Health Care	5.1
Energy	4.0
Telecommunication Services	2.5
Information Technology	2.3
Utilities	2.0
Cash and Other	47.8

100.0%

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,137.60	$4.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.48	4.70
Class IB
Actual	1,000.00	1,137.60	4.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.48	4.70
Class K
Actual	1,000.00	1,139.40	3.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.74	3.43

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.93%, 0.93% and 0.68%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (4.6%)
AGL Energy Ltd.	20,538	$329,814
ALS Ltd.	12,865	146,237
Alumina Ltd.	92,956	89,887
Amcor Ltd.	44,762	378,502
AMP Ltd.	110,557	561,952
APA Group	30,233	174,514
Asciano Ltd.	37,198	181,789
ASX Ltd.	6,681	217,965
Aurizon Holdings Ltd.	65,169	255,944
Australia & New Zealand Banking Group Ltd.	102,593	2,685,978
Bendigo and Adelaide Bank Ltd.	15,848	141,309
BHP Billiton Ltd.	122,032	4,765,730
Boral Ltd.	27,802	127,882
Brambles Ltd.	59,334	472,188
Caltex Australia Ltd.	5,143	103,652
Centro Retail Australia (REIT)	50,501	119,566
CFS Retail Property Trust Group (REIT)	77,798	155,884
Coca-Cola Amatil Ltd.	21,702	305,117
Cochlear Ltd.	2,165	179,109
Commonwealth Bank of Australia	60,232	3,912,515
Computershare Ltd.	16,945	159,562
Crown Ltd.	15,755	175,508
CSL Ltd.	18,993	1,072,955
Dexus Property Group (REIT)	166,685	176,737
Echo Entertainment Group Ltd.	28,873	104,110
Flight Centre Ltd.	1,862	52,804
Fortescue Metals Group Ltd.	51,361	254,819
Goodman Group (REIT)	63,126	287,185
GPT Group (REIT)	52,204	201,724
Harvey Norman Holdings Ltd.	16,607	32,993
Iluka Resources Ltd.	15,978	154,839
Incitec Pivot Ltd.	62,129	211,129
Insurance Australia Group Ltd.	79,331	390,144
Leighton Holdings Ltd.	5,770	108,558
Lend Lease Group	20,679	201,464
Macquarie Group Ltd.	11,991	445,951
Metcash Ltd.	33,266	115,848
Mirvac Group (REIT)	130,285	203,027
National Australia Bank Ltd.	85,824	2,244,537
Newcrest Mining Ltd.	29,219	682,175
Orica Ltd.	13,893	365,338
Origin Energy Ltd.	41,890	512,637
OZ Minerals Ltd.	12,344	87,894
Qantas Airways Ltd.*	42,194	66,342
QBE Insurance Group Ltd.	44,384	508,002
Ramsay Health Care Ltd.	5,002	142,109
Rio Tinto Ltd.	16,370	1,139,416
Santos Ltd.	35,998	421,592
Sonic Healthcare Ltd.	14,127	197,269
SP AusNet	66,214	76,048
Stockland Corp., Ltd. (REIT)	82,992	305,974
Suncorp Group Ltd.	49,121	522,252
Sydney Airport	4,831	17,050
Tabcorp Holdings Ltd.	26,054	83,265
Tatts Group Ltd.	50,255	158,233
Telstra Corp., Ltd.	166,303	757,594
Toll Holdings Ltd.	25,703	123,046
Transurban Group	49,834	316,502

Treasury Wine Estates Ltd.	23,324	$114,864
Wesfarmers Ltd.	37,949	1,464,388
Westfield Group (REIT)	81,066	894,513
Westfield Retail Trust (REIT)	110,733	348,509
Westpac Banking Corp.	116,390	3,181,919
Whitehaven Coal Ltd.	17,016	62,921
Woodside Petroleum Ltd.	25,148	896,260
Woolworths Ltd.	46,470	1,420,314
WorleyParsons Ltd.	7,955	196,244

		36,962,098

Austria (0.2%)
Andritz AG	2,875	184,714
Erste Group Bank AG*	8,024	256,572
Immofinanz AG*	35,802	150,935
OMV AG	5,681	206,288
Raiffeisen Bank International AG	1,934	80,843
Telekom Austria AG	8,403	63,588
Verbund AG	2,590	64,143
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,459	78,267
Voestalpine AG	4,188	153,999

		1,239,349

Belgium (0.6%)
Ageas	8,447	252,022
Anheuser-Busch InBev N.V.	30,357	2,652,855
Belgacom S.A.	5,802	171,023
Colruyt S.A.	2,885	143,244
Delhaize Group S.A.	3,886	155,654
Groupe Bruxelles Lambert S.A.	3,078	242,652
KBC Groep N.V.	8,991	312,955
Solvay S.A.	2,262	325,617
Telenet Group Holding N.V.	2,317	107,657
UCB S.A.	4,153	238,918
Umicore S.A.	4,348	239,752

		4,842,349

China (0.0%)
Yangzijiang Shipbuilding Holdings Ltd.	76,327	60,470

Denmark (0.6%)
A. P. Moller - Maersk A/S, Class A	21	149,547
A. P. Moller - Maersk A/S, Class B	50	382,722
Carlsberg A/S, Class B	4,083	401,419
Coloplast A/S, Class B	4,340	212,705
Danske Bank A/S*	24,896	423,244
DSV A/S	7,418	193,434
Novo Nordisk A/S, Class B	15,393	2,513,982
Novozymes A/S, Class B	9,342	264,384
TDC A/S	19,622	139,056
Tryg A/S	984	74,397
William Demant Holding A/S*	1,065	91,401

		4,846,291

Finland (0.4%)
Elisa Oyj	5,387	120,378
Fortum Oyj	16,956	318,866
Kesko Oyj, Class B	2,547	83,486
Kone Oyj, Class B	5,943	440,065

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Metso Oyj	4,874	$212,325
Neste Oil Oyj	5,135	66,952
Nokia Oyj	143,023	562,452
Nokian Renkaat Oyj	4,198	168,922
Orion Oyj, Class B	3,622	106,456
Pohjola Bank plc, Class A	5,302	79,175
Sampo Oyj, Class A	16,037	518,578
Stora Enso Oyj, Class R	19,647	138,960
UPM-Kymmene Oyj	20,030	238,028
Wartsila Oyj	6,395	282,847

		3,337,490

France (4.8%)
Accor S.A.	5,623	201,700
Aeroports de Paris S.A.	1,172	90,490
Air Liquide S.A.	11,777	1,475,852
Alstom S.A.	7,866	322,325
Arkema S.A.	2,324	244,355
AtoS	2,139	152,415
AXA S.A.‡	66,470	1,202,306
BNP Paribas S.A.	37,863	2,134,228
Bouygues S.A.	7,208	212,539
Bureau Veritas S.A.	2,083	231,594
Cap Gemini S.A.	5,644	245,965
Carrefour S.A.	22,049	570,969
Casino Guichard Perrachon S.A.	2,101	202,104
Christian Dior S.A.	2,080	359,602
Cie de Saint-Gobain S.A.	14,735	630,489
Cie Generale de Geophysique-Veritas*	5,701	171,820
Cie Generale des Etablissements Michelin	6,872	651,486
Cie Generale d’Optique Essilor International S.A.	7,678	778,475
CNP Assurances S.A.	5,650	86,063
Credit Agricole S.A.*	38,120	309,500
Danone S.A.	21,793	1,439,855
Dassault Systemes S.A.	2,305	258,034
Edenred	6,581	204,650
EDF S.A.	9,230	172,991
Eurazeo S.A.	1,298	62,970
European Aeronautic Defence and Space Co. N.V.	15,655	613,571
Eutelsat Communications S.A.	5,216	173,191
Fonciere des Regions (REIT)	1,045	87,581
France Telecom S.A.	70,824	793,129
GDF Suez S.A.	48,103	991,109
Gecina S.A. (REIT)	834	93,083
Groupe Eurotunnel S.A. (Registered)	20,541	158,602
ICADE (REIT)	887	79,572
Iliad S.A.	842	144,938
Imerys S.A.	1,291	83,768
J.C. Decaux S.A.	2,541	61,324
Klepierre S.A. (REIT)	3,724	150,099
Lafarge S.A.	7,139	457,454
Lagardere S.C.A.	4,498	152,728
Legrand S.A.	9,025	380,916
L’Oreal S.A.	9,182	1,282,634
LVMH Moet Hennessy Louis Vuitton S.A.	9,586	1,786,323
Natixis S.A.	35,207	121,804

Pernod-Ricard S.A.	8,097	$952,100
Peugeot S.A.*	8,770	65,013
PPR S.A.	2,905	541,442
Publicis Groupe S.A.	6,573	393,826
Remy Cointreau S.A.	887	96,968
Renault S.A.	7,335	404,686
Rexel S.A.	4,345	88,784
Safran S.A.	8,884	387,658
Sanofi S.A.	45,075	4,274,695
Schneider Electric S.A.	19,659	1,466,237
SCOR SE	5,881	158,577
Societe BIC S.A.	1,096	130,835
Societe Generale S.A.*	26,673	1,003,284
Sodexo S.A.	3,598	301,496
Suez Environnement Co. S.A.	10,662	128,560
Technip S.A.	3,788	436,109
Thales S.A.	3,565	123,070
Total S.A.	80,443	4,163,529
Unibail-Rodamco S.A. (REIT)	3,510	859,270
Vallourec S.A.	3,998	208,641
Veolia Environnement S.A.	13,365	162,917
Vinci S.A.	17,585	836,912
Vivendi S.A.	49,218	1,108,372
Wendel S.A.	1,251	129,512
Zodiac Aerospace	1,359	151,777

		38,598,873

Germany (4.5%)
Adidas AG	7,989	711,965
Allianz SE (Registered)	17,193	2,381,860
Axel Springer AG	1,505	64,230
BASF SE	34,777	3,268,734
Bayer AG (Registered)	31,256	2,968,147
Bayerische Motoren Werke (BMW) AG	12,446	1,200,316
Bayerische Motoren Werke (BMW) AG (Preference)	1,988	128,468
Beiersdorf AG	3,846	314,256
Brenntag AG	1,921	252,376
Celesio AG	3,330	57,348
Commerzbank AG*	136,574	259,907
Continental AG	4,105	474,969
Daimler AG (Registered)	34,221	1,869,997
Deutsche Bank AG (Registered)	35,021	1,525,778
Deutsche Boerse AG	7,445	454,413
Deutsche Lufthansa AG (Registered)	8,722	163,942
Deutsche Post AG (Registered)	34,030	746,187
Deutsche Telekom AG (Registered)	105,860	1,202,700
E.ON SE	67,947	1,265,348
Fraport AG	1,398	81,410
Fresenius Medical Care AG & Co. KGaA	7,975	551,010
Fresenius SE & Co. KGaA	4,760	547,842
GEA Group AG	6,661	215,142
Hannover Rueckversicherung AG (Registered)	2,297	178,786
HeidelbergCement AG	5,366	325,087
Henkel AG & Co. KGaA	4,957	339,509
Henkel AG & Co. KGaA (Preference)	6,802	558,602

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Hochtief AG*	1,265	$73,503
Hugo Boss AG	853	90,448
Infineon Technologies AG	41,481	336,609
K+S AG (Registered)	6,575	303,983
Kabel Deutschland Holding AG	3,432	256,639
Lanxess AG	3,173	277,500
Linde AG	7,031	1,226,131
MAN SE	1,521	162,639
Merck KGaA	2,466	325,359
Metro AG	4,945	137,082
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	6,745	1,211,021
Porsche Automobil Holding SE (Preference)	5,845	476,288
ProSiebenSat.1 Media AG (Preference)	3,021	85,008
RWE AG	18,690	771,574
RWE AG (Preference)	1,566	59,064
Salzgitter AG	1,486	77,436
SAP AG	34,806	2,788,186
Siemens AG (Registered)	31,161	3,386,875
Suedzucker AG	2,522	103,197
ThyssenKrupp AG	14,730	346,100
United Internet AG (Registered)	3,298	71,187
Volkswagen AG	1,125	241,686
Volkswagen AG (Preference)	5,439	1,237,404

		36,153,248

Greece (0.0%)
Coca Cola Hellenic Bottling Co. S.A.*	7,893	186,730
OPAP S.A.	8,494	60,844

		247,574

Hong Kong (1.6%)
AIA Group Ltd.	408,812	1,629,295
ASM Pacific Technology Ltd.	7,500	92,064
Bank of East Asia Ltd.	49,800	192,768
BOC Hong Kong Holdings Ltd.	141,500	443,926
Cathay Pacific Airways Ltd.	45,000	83,543
Cheung Kong Holdings Ltd.	53,000	820,380
Cheung Kong Infrastructure Holdings Ltd.	18,000	110,574
CLP Holdings Ltd.	67,500	566,816
First Pacific Co., Ltd.	80,000	88,325
Galaxy Entertainment Group Ltd.*	78,000	311,131
Hang Lung Properties Ltd.	83,000	332,789
Hang Seng Bank Ltd.	29,200	451,092
Henderson Land Development Co., Ltd.	36,000	256,445
HKT Trust/HKT Ltd.	78,000	76,539
Hong Kong & China Gas Co., Ltd.	198,792	547,796
Hong Kong Exchanges and Clearing Ltd.	39,100	673,593
Hopewell Holdings Ltd.	22,500	97,288
Hutchison Whampoa Ltd.	81,000	859,272
Hysan Development Co., Ltd.	25,000	120,902
Kerry Properties Ltd.	27,500	143,635
Li & Fung Ltd.	226,000	406,010
Link REIT (REIT)	86,000	430,123

MGM China Holdings Ltd.	39,600	$72,779
MTR Corp., Ltd.	55,000	217,716
New World Development Co., Ltd.	137,000	215,007
Noble Group Ltd.	146,454	141,225
NWS Holdings Ltd.	52,000	88,755
Orient Overseas International Ltd.	9,500	62,551
PCCW Ltd.	166,000	73,117
Power Assets Holdings Ltd.	53,000	454,215
Shangri-La Asia Ltd.	62,000	124,930
Sino Land Co., Ltd.	110,600	200,304
SJM Holdings Ltd.	72,000	169,434
Sun Hung Kai Properties Ltd.	59,000	890,497
Swire Pacific Ltd., Class A	25,000	310,673
Swire Properties Ltd.	42,400	142,587
Wharf Holdings Ltd.	57,900	458,125
Wheelock & Co., Ltd.	35,000	178,114
Wing Hang Bank Ltd.	7,000	73,702
Yue Yuen Industrial Holdings Ltd.	28,000	94,525

		12,702,562

Ireland (0.4%)
CRH plc	27,358	567,702
Elan Corp. plc*	19,089	197,140
Experian plc	38,322	619,178
James Hardie Industries plc (CDI)	16,663	161,202
Kerry Group plc, Class A	5,706	302,880
Prothena Corp. plc*	466	3,413
Ryanair Holdings plc (ADR)	1,300	44,564
Shire plc	21,481	659,746
WPP plc	48,158	700,086

		3,255,911

Israel (0.3%)
Bank Hapoalim B.M.*	40,340	173,545
Bank Leumi Le-Israel B.M.*	44,932	153,643
Bezeq Israeli Telecommunication Corp., Ltd.	67,081	77,466
Delek Group Ltd.	137	32,275
Israel Chemicals Ltd.	16,955	204,401
Israel Corp., Ltd.	92	60,416
Mellanox Technologies Ltd.*	1,356	81,624
Mizrahi Tefahot Bank Ltd.*	3,859	39,869
NICE Systems Ltd.*	2,279	76,354
Teva Pharmaceutical Industries Ltd.	35,516	1,329,312

		2,228,905

Italy (1.1%)
Assicurazioni Generali S.p.A.	44,593	813,408
Atlantia S.p.A.	12,623	228,943
Banca Monte dei Paschi di Siena S.p.A.*	244,758	75,586
Banco Popolare S.c.a.r.l.*	67,137	112,377
Enel Green Power S.p.A.	66,712	124,767
Enel S.p.A.	247,126	1,028,138
Eni S.p.A.	96,106	2,370,890
Exor S.p.A.	2,528	63,696
Fiat Industrial S.p.A.	33,092	362,836

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Fiat S.p.A.*	32,051	$161,894
Finmeccanica S.p.A.*	15,463	89,615
Intesa Sanpaolo S.p.A. (BATS Europe Exchange)	37,602	53,341
Intesa Sanpaolo S.p.A. (XetraIntlMkt Exchange)	384,786	665,681
Luxottica Group S.p.A.	6,077	252,506
Mediobanca S.p.A.	19,686	121,941
Pirelli & C. S.p.A.	9,052	103,853
Prysmian S.p.A.	7,757	156,940
Saipem S.p.A.	10,109	392,203
Snam S.p.A.	64,940	301,975
Telecom Italia S.p.A.	358,545	324,096
Telecom Italia S.p.A. (RNC)	229,889	181,912
Terna Rete Elettrica Nazionale S.p.A.	50,389	201,798
UniCredit S.p.A.*	154,530	763,083
Unione di Banche Italiane S.c.p.A.	30,932	144,278

		9,095,757

Japan (10.5%)
ABC-Mart, Inc.	1,200	52,167
Acom Co., Ltd.*	1,280	36,816
Advantest Corp.	5,900	93,114
Aeon Co., Ltd.	22,900	261,760
Aeon Credit Service Co., Ltd.	2,100	42,399
Aeon Mall Co., Ltd.	2,800	68,440
Air Water, Inc.	6,000	76,370
Aisin Seiki Co., Ltd.	7,300	227,668
Ajinomoto Co., Inc.	24,000	317,547
Alfresa Holdings Corp.	1,500	58,618
All Nippon Airways Co., Ltd.	40,000	83,861
Amada Co., Ltd.	14,000	91,095
Aozora Bank Ltd.	23,000	70,670
Asahi Glass Co., Ltd.	39,000	283,349
Asahi Group Holdings Ltd.	14,800	313,718
Asahi Kasei Corp.	48,000	283,456
Asics Corp.	5,800	88,362
Astellas Pharma, Inc.	17,000	763,662
Bank of Kyoto Ltd.	12,000	100,963
Bank of Yokohama Ltd.	47,000	218,166
Benesse Holdings, Inc.	2,600	107,766
Bridgestone Corp.	24,800	642,843
Brother Industries Ltd.	9,000	97,104
Calbee, Inc.	600	42,233
Canon, Inc.	42,800	1,678,709
Casio Computer Co., Ltd.	9,000	78,923
Central Japan Railway Co.	5,400	438,133
Chiba Bank Ltd.	29,000	169,669
Chiyoda Corp.	6,000	85,913
Chubu Electric Power Co., Inc.	23,800	317,570
Chugai Pharmaceutical Co., Ltd.	8,500	162,903
Chugoku Bank Ltd.	7,000	97,717
Chugoku Electric Power Co., Inc.	11,300	177,205
Citizen Holdings Co., Ltd.	10,500	55,505
Coca-Cola West Co., Ltd.	2,700	41,570
Cosmo Oil Co., Ltd.	24,000	53,264
Credit Saison Co., Ltd.	5,700	142,538
Dai Nippon Printing Co., Ltd.	21,000	164,571
Daicel Corp.	11,000	72,784
Daido Steel Co., Ltd.	11,000	55,214

Daihatsu Motor Co., Ltd.	7,000	$138,457
Dai-ichi Life Insurance Co., Ltd.	328	461,511
Daiichi Sankyo Co., Ltd.	25,700	394,225
Daikin Industries Ltd.	8,900	305,808
Dainippon Sumitomo Pharma Co., Ltd.	6,100	73,284
Daito Trust Construction Co., Ltd.	2,800	263,486
Daiwa House Industry Co., Ltd.	19,000	326,928
Daiwa Securities Group, Inc.	63,000	350,890
DeNA Co., Ltd.	4,200	138,100
Denki Kagaku Kogyo KK	19,000	65,029
Denso Corp.	18,600	647,186
Dentsu, Inc.	6,881	184,836
Don Quijote Co., Ltd.	1,900	69,606
East Japan Railway Co.	12,809	828,183
Eisai Co., Ltd.	9,600	400,841
Electric Power Development Co., Ltd.	4,400	104,304
FamilyMart Co., Ltd.	2,100	86,445
FANUC Corp.	7,300	1,357,536
Fast Retailing Co., Ltd.	2,000	507,947
Fuji Electric Co., Ltd.	23,000	56,740
Fuji Heavy Industries Ltd.	22,000	277,008
Fujifilm Holdings Corp.	17,700	356,506
Fujitsu Ltd.	71,000	298,106
Fukuoka Financial Group, Inc.	29,000	116,071
Furukawa Electric Co., Ltd.*	27,000	60,666
Gree, Inc.	3,500	54,266
GS Yuasa Corp.	13,000	52,326
Gunma Bank Ltd.	15,000	72,981
Hachijuni Bank Ltd.	16,000	80,317
Hakuhodo DY Holdings, Inc.	890	57,610
Hamamatsu Photonics KK	2,700	97,408
Hankyu Hanshin Holdings, Inc.	42,000	216,827
Hino Motors Ltd.	9,000	80,706
Hirose Electric Co., Ltd.	1,200	143,669
Hiroshima Bank Ltd.	18,000	75,419
Hisamitsu Pharmaceutical Co., Inc.	2,400	118,999
Hitachi Chemical Co., Ltd.	4,000	59,620
Hitachi Construction Machinery Co., Ltd.	4,100	86,068
Hitachi High-Technologies Corp.	2,500	51,722
Hitachi Ltd.	176,000	1,035,782
Hitachi Metals Ltd.	6,000	50,739
Hokkaido Electric Power Co., Inc.	7,000	85,002
Hokuriku Electric Power Co.	6,400	75,667
Honda Motor Co., Ltd.	61,600	2,270,478
Hoya Corp.	16,600	326,837
Hulic Co., Ltd.	7,700	52,287
Ibiden Co., Ltd.	4,600	73,428
Idemitsu Kosan Co., Ltd.	800	69,677
IHI Corp.	50,000	128,520
INPEX Corp.	84	448,296
Isetan Mitsukoshi Holdings Ltd.	12,800	124,583
Isuzu Motors Ltd.	45,000	268,058
ITOCHU Corp.	57,500	606,963
ITOCHU Techno-Solutions Corp.	1,100	45,329
Iyo Bank Ltd.	9,000	71,034
J. Front Retailing Co., Ltd.	18,000	99,241
Japan Airlines Co., Ltd.*	2,269	97,118

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Japan Petroleum Exploration Co.	900	$31,453
Japan Prime Realty Investment Corp. (REIT)	32	92,325
Japan Real Estate Investment Corp. (REIT)	22	215,793
Japan Retail Fund Investment Corp. (REIT)	80	146,742
Japan Steel Works Ltd.	12,000	77,738
Japan Tobacco, Inc.	33,900	955,698
JFE Holdings, Inc.	17,600	331,809
JGC Corp.	8,000	249,218
Joyo Bank Ltd.	25,000	118,141
JSR Corp.	6,800	128,465
JTEKT Corp.	8,500	81,061
Jupiter Telecommunications Co., Ltd.	81	100,615
JX Holdings, Inc.	85,790	483,189
Kajima Corp.	32,000	105,690
Kamigumi Co., Ltd.	9,000	71,444
Kaneka Corp.	11,000	55,323
Kansai Electric Power Co., Inc.	28,700	301,544
Kansai Paint Co., Ltd.	9,000	96,933
Kao Corp.	20,100	523,694
Kawasaki Heavy Industries Ltd.	54,000	146,749
KDDI Corp.	10,100	713,414
Keikyu Corp.	18,000	159,308
Keio Corp.	22,000	164,035
Keisei Electric Railway Co., Ltd.	11,000	92,853
Keyence Corp.	1,760	485,744
Kikkoman Corp.	6,000	85,710
Kinden Corp.	4,000	25,936
Kintetsu Corp.	62,000	253,635
Kirin Holdings Co., Ltd.	33,000	387,764
Kobe Steel Ltd.	95,000	121,305
Koito Manufacturing Co., Ltd.	4,000	58,331
Komatsu Ltd.	35,100	898,190
Konami Corp.	3,600	80,940
Konica Minolta Holdings, Inc.	18,000	129,680
Kubota Corp.	41,000	470,902
Kuraray Co., Ltd.	13,100	171,511
Kurita Water Industries Ltd.	4,300	94,475
Kyocera Corp.	5,800	525,951
Kyowa Hakko Kirin Co., Ltd.	10,000	98,756
Kyushu Electric Power Co., Inc.	15,400	175,797
Lawson, Inc.	2,300	156,339
LIXIL Group Corp.	10,100	224,916
M3, Inc.	20	31,792
Mabuchi Motor Co., Ltd.	1,100	46,897
Makita Corp.	4,300	200,003
Marubeni Corp.	63,000	451,464
Marui Group Co., Ltd.	8,500	68,015
Maruichi Steel Tube Ltd.	1,400	32,060
Mazda Motor Corp.*	97,500	199,097
McDonald’s Holdings Co. Japan Ltd.	2,576	67,950
Medipal Holdings Corp.	5,600	61,702
MEIJI Holdings Co., Ltd.	2,411	104,500
Miraca Holdings, Inc.	2,100	84,556
Mitsubishi Chemical Holdings Corp.	51,500	256,892
Mitsubishi Corp.	52,900	1,016,829
Mitsubishi Electric Corp.	74,000	629,847

Mitsubishi Estate Co., Ltd.	47,000	$1,123,597
Mitsubishi Gas Chemical Co., Inc.	15,000	91,907
Mitsubishi Heavy Industries Ltd.	116,000	560,953
Mitsubishi Logistics Corp.	5,000	71,721
Mitsubishi Materials Corp.	43,000	146,568
Mitsubishi Motors Corp.*	148,000	152,984
Mitsubishi Tanabe Pharma Corp.	8,600	112,131
Mitsubishi UFJ Financial Group, Inc.	481,400	2,590,481
Mitsubishi UFJ Lease & Finance Co., Ltd.	2,220	95,480
Mitsui & Co., Ltd.	66,400	993,363
Mitsui Chemicals, Inc.	31,000	80,972
Mitsui Fudosan Co., Ltd.	32,000	781,795
Mitsui O.S.K. Lines Ltd.	44,000	131,120
Mizuho Financial Group, Inc.	861,635	1,576,485
MS&AD Insurance Group Holdings, Inc.	18,780	375,196
Murata Manufacturing Co., Ltd.	7,700	454,137
Nabtesco Corp.	3,600	79,667
Namco Bandai Holdings, Inc.	6,300	81,705
NEC Corp.*	99,000	208,461
Nexon Co., Ltd.*	4,600	46,428
NGK Insulators Ltd.	10,000	117,604
NGK Spark Plug Co., Ltd.	7,000	93,025
NHK Spring Co., Ltd.	6,300	51,916
Nidec Corp.	4,200	245,594
Nikon Corp.	13,000	383,806
Nintendo Co., Ltd.	4,000	426,801
Nippon Building Fund, Inc. (REIT)	22	226,828
Nippon Electric Glass Co., Ltd.	15,000	85,228
Nippon Express Co., Ltd.	32,000	132,172
Nippon Meat Packers, Inc.	7,000	96,370
Nippon Paper Group, Inc.	3,730	51,852
Nippon Steel & Sumitomo Metal Corp.	289,080	711,075
Nippon Telegraph & Telephone Corp.	16,424	689,910
Nippon Yusen KK	58,000	136,502
Nishi-Nippon City Bank Ltd.	22,000	54,197
Nissan Motor Co., Ltd.	95,000	901,688
Nisshin Seifun Group, Inc.	7,000	87,591
Nissin Foods Holdings Co., Ltd.	2,200	83,419
Nitori Holdings Co., Ltd.	1,200	87,849
Nitto Denko Corp.	6,300	309,963
NKSJ Holdings, Inc.	14,225	302,947
NOK Corp.	4,000	61,968
Nomura Holdings, Inc.	138,600	818,332
Nomura Real Estate Holdings, Inc.	3,800	72,493
Nomura Real Estate Office Fund, Inc. (REIT)	11	63,116
Nomura Research Institute Ltd.	3,900	80,731
NSK Ltd.	17,000	121,147
NTT Data Corp.	48	150,076
NTT DOCOMO, Inc.	575	825,785
NTT Urban Development Corp.	34	32,838
Obayashi Corp.	25,000	140,721
Odakyu Electric Railway Co., Ltd.	24,000	249,676
Oji Holdings Corp.	32,000	110,507

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Olympus Corp.*	8,300	$161,096
Omron Corp.	7,700	184,631
Ono Pharmaceutical Co., Ltd.	3,100	158,195
Oracle Corp. Japan	1,600	66,684
Oriental Land Co., Ltd.	1,900	229,594
ORIX Corp.	4,000	451,355
Osaka Gas Co., Ltd.	72,000	261,521
Otsuka Corp.	500	37,830
Otsuka Holdings Co., Ltd.	13,500	379,011
Panasonic Corp.	84,300	512,208
Park24 Co., Ltd.	3,300	52,042
Rakuten, Inc.	27,700	216,024
Resona Holdings, Inc.	72,005	326,457
Ricoh Co., Ltd.	23,000	244,351
Rinnai Corp.	1,200	81,529
Rohm Co., Ltd.	3,700	120,199
Sankyo Co., Ltd.	2,000	79,140
Sanrio Co., Ltd.	1,700	54,099
Santen Pharmaceutical Co., Ltd.	2,800	107,202
SBI Holdings, Inc.	8,520	76,049
Secom Co., Ltd.	8,000	403,195
Sega Sammy Holdings, Inc.	7,300	123,295
Sekisui Chemical Co., Ltd.	16,000	138,562
Sekisui House Ltd.	20,000	218,921
Seven & I Holdings Co., Ltd.	28,800	810,575
Seven Bank Ltd.	17,600	46,360
Sharp Corp.	38,000	133,261
Shikoku Electric Power Co., Inc.	6,100	97,284
Shimadzu Corp.	9,000	60,714
Shimamura Co., Ltd.	800	77,474
Shimano, Inc.	2,900	184,911
Shimizu Corp.	23,000	86,500
Shin-Etsu Chemical Co., Ltd.	15,700	958,948
Shinsei Bank Ltd.	57,000	114,132
Shionogi & Co., Ltd.	11,400	189,898
Shiseido Co., Ltd.	13,700	192,656
Shizuoka Bank Ltd.	20,000	195,330
Showa Denko KK	57,000	87,157
Showa Shell Sekiyu KK	7,500	42,585
SMC Corp.	2,000	362,827
Softbank Corp.	33,400	1,222,164
Sojitz Corp.	47,600	70,416
Sony Corp.	38,400	429,675
Sony Financial Holdings, Inc.	6,600	118,722
Square Enix Holdings Co., Ltd.	2,500	31,590
Stanley Electric Co., Ltd.	5,500	78,291
Sumco Corp.*	5,200	50,591
Sumitomo Chemical Co., Ltd.	54,000	170,372
Sumitomo Corp.	43,000	551,165
Sumitomo Electric Industries Ltd.	28,800	333,280
Sumitomo Heavy Industries Ltd.	21,000	100,299
Sumitomo Metal Mining Co., Ltd.	20,000	282,229
Sumitomo Mitsui Financial Group, Inc.	50,697	1,841,772
Sumitomo Mitsui Trust Holdings, Inc.	118,680	416,977
Sumitomo Realty & Development Co., Ltd.	14,000	465,182
Sumitomo Rubber Industries Ltd.	6,500	78,535
Suruga Bank Ltd.	6,000	73,701
Suzuken Co., Ltd.	2,700	76,087
Suzuki Motor Corp.	13,600	355,528

Sysmex Corp.	2,700	$123,704
T&D Holdings, Inc.	22,100	269,356
Taiheiyo Cement Corp.	45,000	123,829
Taisei Corp.	39,000	128,928
Taisho Pharmaceutical Holdings Co., Ltd.	1,400	95,618
Taiyo Nippon Sanso Corp.	10,000	57,125
Takashimaya Co., Ltd.	10,000	71,273
Takeda Pharmaceutical Co., Ltd.	29,800	1,331,750
TDK Corp.	4,700	170,911
Teijin Ltd.	36,000	88,790
Terumo Corp.	5,900	234,426
THK Co., Ltd.	4,600	82,660
Tobu Railway Co., Ltd.	39,000	206,387
Toho Co., Ltd.	4,300	75,731
Toho Gas Co., Ltd.	16,000	85,887
Tohoku Electric Power Co., Inc.*	17,300	160,994
Tokio Marine Holdings, Inc.	26,200	730,508
Tokyo Electric Power Co., Inc.*	55,100	132,064
Tokyo Electron Ltd.	6,500	299,086
Tokyo Gas Co., Ltd.	94,000	429,764
Tokyu Corp.	43,000	241,480
Tokyu Land Corp.	15,000	109,653
TonenGeneral Sekiyu KK	11,000	94,786
Toppan Printing Co., Ltd.	21,000	129,387
Toray Industries, Inc.	56,000	341,475
Toshiba Corp.	154,000	608,948
TOTO Ltd.	11,000	82,628
Toyo Seikan Kaisha Ltd.	5,800	78,133
Toyo Suisan Kaisha Ltd.	3,000	79,951
Toyoda Gosei Co., Ltd.	2,800	56,963
Toyota Boshoku Corp.	3,000	34,799
Toyota Industries Corp.	6,400	204,292
Toyota Motor Corp.	104,300	4,868,366
Toyota Tsusho Corp.	8,100	199,990
Trend Micro, Inc.	4,000	120,714
Tsumura & Co.	2,300	69,316
Ube Industries Ltd.	38,000	91,384
Unicharm Corp.	4,300	223,843
Ushio, Inc.	4,000	43,687
USS Co., Ltd.	830	86,033
West Japan Railway Co.	6,500	255,985
Yahoo! Japan Corp.	555	179,636
Yakult Honsha Co., Ltd.	3,700	162,128
Yamada Denki Co., Ltd.	3,430	132,270
Yamaguchi Financial Group, Inc.	8,000	70,681
Yamaha Corp.	6,400	67,782
Yamaha Motor Co., Ltd.	10,700	118,605
Yamato Holdings Co., Ltd.	14,500	220,480
Yamato Kogyo Co., Ltd.	1,800	52,688
Yamazaki Baking Co., Ltd.	4,000	44,548
Yaskawa Electric Corp.	9,000	86,801
Yokogawa Electric Corp.	8,200	89,203

		83,376,413

Luxembourg (0.2%)
ArcelorMittal S.A.	35,997	623,146
Millicom International Cellular S.A. (SDR)	2,311	200,863
SES S.A. (FDR)	11,229	324,842
Tenaris S.A.	18,026	375,770

		1,524,621

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Macau (0.1%)
Sands China Ltd.	92,000	$412,101
Wynn Macau Ltd.*	59,200	163,151

		575,252

Mexico (0.0%)
Fresnillo plc	6,837	212,144

Netherlands (2.4%)
Aegon N.V.	65,589	417,986
Akzo Nobel N.V.	8,845	583,655
ASML Holding N.V.	11,930	772,344
Corio N.V. (REIT)	2,317	105,408
D.E Master Blenders 1753 N.V.*	22,712	264,187
Delta Lloyd N.V.	4,972	82,746
Fugro N.V. (CVA)	2,638	154,536
Gemalto N.V.	3,067	277,674
Heineken Holding N.V.	3,901	213,684
Heineken N.V.	8,601	573,711
ING Groep N.V. (CVA)*	144,169	1,378,643
Koninklijke (Royal) KPN N.V.	38,117	188,496
Koninklijke Ahold N.V.	37,537	498,593
Koninklijke Boskalis Westminster N.V.	2,692	122,727
Koninklijke DSM N.V.	5,886	354,539
Koninklijke Philips Electronics N.V.	39,644	1,063,580
Koninklijke Vopak N.V.	2,680	188,966
QIAGEN N.V.*	8,884	161,125
Randstad Holding N.V.	4,562	168,402
Reed Elsevier N.V.	26,253	388,964
Royal Dutch Shell plc, Class A	140,515	4,965,031
Royal Dutch Shell plc, Class B	99,384	3,517,433
TNT Express N.V.	12,799	144,782
Unilever N.V. (CVA)	61,545	2,322,323
Wolters Kluwer N.V.	11,507	237,941
Ziggo N.V.	4,348	140,523

		19,287,999

New Zealand (0.1%)
Auckland International Airport Ltd.	35,208	77,858
Contact Energy Ltd.	13,498	58,260
Fletcher Building Ltd.	25,859	180,946
SKYCITY Entertainment Group Ltd.	22,355	70,193
Telecom Corp. of New Zealand Ltd.	73,338	138,692

		525,949

Norway (0.5%)
Aker Solutions ASA	6,252	128,654
DNB ASA	37,306	475,537
Gjensidige Forsikring ASA	7,613	109,562
Norsk Hydro ASA	35,507	180,885
Orkla ASA	29,442	257,759
Seadrill Ltd.	13,487	497,052
Statoil ASA	42,015	1,054,328
Telenor ASA	26,189	532,074
Yara International ASA	7,165	355,644

		3,591,495

Portugal (0.1%)
Banco Espirito Santo S.A. (Registered)*	76,252	$92,050
EDP - Energias de Portugal S.A.	72,819	218,886
Galp Energia SGPS S.A., Class B	8,819	137,003
Jeronimo Martins SGPS S.A.	8,396	162,015
Portugal Telecom SGPS S.A. (Registered)	22,208	111,090

		721,044

Singapore (0.9%)
Ascendas Real Estate Investment Trust (REIT)	75,000	146,933
CapitaCommercial Trust (REIT)	70,000	96,763
CapitaLand Ltd.	98,000	300,644
CapitaMall Trust (REIT)	92,000	161,205
CapitaMalls Asia Ltd.	55,032	88,519
City Developments Ltd.	19,000	202,663
ComfortDelGro Corp., Ltd.	72,000	105,526
DBS Group Holdings Ltd.	69,000	844,652
Fraser and Neave Ltd.	35,000	278,573
Genting Singapore plc	232,941	266,539
Global Logistic Properties Ltd.	79,000	181,650
Golden Agri-Resources Ltd.	254,609	137,065
Hutchison Port Holdings Trust, Class U	199,000	158,432
Jardine Cycle & Carriage Ltd.	4,000	159,146
Keppel Corp., Ltd.	54,900	498,848
Keppel Land Ltd.	31,000	103,619
Olam International Ltd.	56,000	71,821
Oversea-Chinese Banking Corp., Ltd.	97,000	780,428
SembCorp Industries Ltd.	37,000	161,217
SembCorp Marine Ltd.	32,000	121,825
Singapore Airlines Ltd.	21,000	185,722
Singapore Exchange Ltd.	33,000	191,314
Singapore Press Holdings Ltd.	39,000	129,032
Singapore Technologies Engineering Ltd.	58,000	183,082
Singapore Telecommunications Ltd.	304,000	826,745
StarHub Ltd.	22,890	71,476
United Overseas Bank Ltd.	48,000	786,165
UOL Group Ltd.	16,000	78,980
Wilmar International Ltd.	73,000	201,758

		7,520,342

Spain (1.6%)
Abertis Infraestructuras S.A.	14,252	237,518
Acciona S.A.	967	73,330
ACS Actividades de Construccion y Servicios S.A.	5,400	138,197
Amadeus IT Holding S.A., Class A	11,951	299,901
Banco Bilbao Vizcaya Argentaria S.A.	205,570	1,887,202
Banco de Sabadell S.A.*	103,606	274,529
Banco Popular Espanol S.A.	188,260	145,079
Banco Santander S.A.	389,984	3,144,472
Bankia S.A.*	41,839	21,385
CaixaBank	32,815	114,720

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Distribuidora Internacional de Alimentacion S.A.	21,992	$141,312
Enagas S.A.	6,824	146,027
Ferrovial S.A.	15,508	228,652
Gas Natural SDG S.A.	13,243	242,160
Grifols S.A.*	5,808	204,345
Iberdrola S.A.	149,867	835,716
Inditex S.A.	8,202	1,149,082
Mapfre S.A.	29,316	90,483
Red Electrica Corporacion S.A.	4,127	203,905
Repsol S.A.	31,142	639,553
Telefonica S.A.	154,617	2,099,502
Zardoya Otis S.A. (Continuous Exchange)	5,863	84,506

		12,401,576

Sweden (1.6%)
Alfa Laval AB	12,883	270,038
Assa Abloy AB, Class B	12,549	472,538
Atlas Copco AB, Class A	25,643	709,878
Atlas Copco AB, Class B	14,893	365,385
Boliden AB	10,430	198,244
Electrolux AB	9,169	240,811
Elekta AB, Class B	14,372	226,642
Getinge AB, Class B	7,634	258,610
Hennes & Mauritz AB, Class B	35,788	1,243,609
Hexagon AB, Class B	9,204	231,366
Husqvarna AB, Class B	13,730	83,228
Industrivarden AB, Class C	4,618	76,801
Investment AB Kinnevik, Class B	7,841	163,840
Investor AB, Class B	17,386	456,004
Lundin Petroleum AB*	8,490	195,898
Nordea Bank AB	100,474	962,259
Ratos AB, Class B	7,295	70,268
Sandvik AB	38,501	618,808
Scania AB, Class B	12,206	253,862
Securitas AB, Class B	11,928	104,778
Skandinaviska Enskilda Banken AB, Class A	53,840	459,125
Skanska AB, Class B	14,662	241,231
SKF AB, Class B	14,941	378,075
Svenska Cellulosa AB, Class B	22,053	482,755
Svenska Handelsbanken AB, Class A	18,704	670,164
Swedbank AB, Class A	29,905	588,482
Swedish Match AB	7,624	256,782
Tele2 AB, Class B	12,096	219,377
Telefonaktiebolaget LM Ericsson, Class B	113,387	1,140,476
TeliaSonera AB	82,674	563,135
Volvo AB, Class B	53,034	731,323

		12,933,792

Switzerland (4.9%)
ABB Ltd. (Registered)*	82,849	1,720,269
Actelion Ltd. (Registered)*	4,219	202,655
Adecco S.A. (Registered)*	5,055	267,944
Aryzta AG*	3,222	165,315
Baloise Holding AG (Registered)	1,810	157,957
Banque Cantonale Vaudoise (Registered)	125	66,358

Barry Callebaut AG (Registered)*	69	$66,628
Cie Financiere Richemont S.A., Class A	19,669	1,572,802
Credit Suisse Group AG (Registered)*	47,215	1,184,688
EMS-Chemie Holding AG (Registered)	283	66,748
Geberit AG (Registered)*	1,359	300,853
Givaudan S.A. (Registered)*	317	336,076
Glencore International plc	143,056	833,687
Holcim Ltd. (Registered)*	8,557	630,249
Julius Baer Group Ltd.*	7,971	286,786
Kuehne + Nagel International AG (Registered)	2,060	250,704
Lindt & Spruengli AG*	34	110,890
Lindt & Spruengli AG (Registered)*	4	150,951
Lonza Group AG (Registered)	1,916	103,632
Nestle S.A. (Registered)	122,118	7,958,932
Novartis AG (Registered)	87,214	5,521,650
Pargesa Holding S.A.	1,028	71,139
Partners Group Holding AG	627	144,819
Roche Holding AG	26,646	5,428,454
Schindler Holding AG	1,855	267,938
Schindler Holding AG (Registered)	820	116,220
SGS S.A. (Registered)	209	464,282
Sika AG	78	180,775
Sonova Holding AG (Registered)*	1,874	207,615
STMicroelectronics N.V.	24,302	177,186
Sulzer AG (Registered)	913	144,691
Swatch Group AG	1,178	606,239
Swatch Group AG (Registered)	1,654	144,452
Swiss Life Holding AG (Registered)*	1,161	154,951
Swiss Prime Site AG (Registered)*	2,120	177,386
Swiss Reinsurance AG*	13,443	981,127
Swisscom AG (Registered)	890	383,850
Syngenta AG (Registered)	3,507	1,414,664
Transocean Ltd.	13,208	590,153
UBS AG (Registered)*	137,384	2,160,525
Wolseley plc	10,403	494,466
Xstrata plc	79,272	1,409,937
Zurich Insurance Group AG*	5,563	1,487,500

		39,164,143

United Kingdom (10.2%)
3i Group plc	36,981	129,278
Aberdeen Asset Management plc	33,579	199,119
Admiral Group plc	7,723	147,887
Aggreko plc	10,153	291,172
AMEC plc	11,774	192,633
Anglo American plc	52,441	1,673,997
Antofagasta plc	15,051	334,446
ARM Holdings plc	51,497	658,488
Associated British Foods plc	13,593	345,996
AstraZeneca plc	47,228	2,232,722
Aviva plc	109,322	659,955
Babcock International Group plc	13,692	212,483

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

BAE Systems plc	124,317	$682,995
Balfour Beatty plc	26,182	117,003
Barclays plc	438,208	1,892,350
BG Group plc	128,421	2,153,398
BHP Billiton plc	79,919	2,808,314
BP plc	722,081	5,003,128
British American Tobacco plc	73,597	3,729,162
British Land Co. plc (REIT)	32,219	299,533
British Sky Broadcasting Group plc	41,546	518,989
BT Group plc	296,904	1,119,178
Bunzl plc	12,600	205,730
Burberry Group plc	16,732	342,580
Capita plc	24,920	308,575
Capital Shopping Centres Group plc (REIT)	21,274	119,698
Carnival plc	6,990	270,210
Centrica plc	197,523	1,073,023
Cobham plc	42,080	153,035
Compass Group plc	70,532	834,165
Croda International plc	5,270	204,172
Diageo plc	94,719	2,757,509
Eurasian Natural Resources Corp.	9,809	47,192
Evraz plc	10,803	47,683
G4S plc	53,821	224,738
GKN plc	59,232	221,009
GlaxoSmithKline plc	188,359	4,089,572
Hammerson plc (REIT)	27,169	218,904
Hargreaves Lansdown plc	8,466	94,076
HSBC Holdings plc	692,744	7,327,036
ICAP plc	21,182	108,367
IMI plc	12,668	225,310
Imperial Tobacco Group plc	37,356	1,442,496
Inmarsat plc	17,295	166,951
InterContinental Hotels Group plc	10,335	290,637
International Consolidated Airlines Group S.A.*	35,305	104,340
Intertek Group plc	6,109	308,296
Invensys plc	30,928	168,033
Investec plc	20,442	139,231
ITV plc	140,867	241,662
J Sainsbury plc	46,548	261,899
Johnson Matthey plc	7,818	300,253
Kazakhmys plc	8,159	107,289
Kingfisher plc	90,246	416,836
Land Securities Group plc (REIT)	29,599	400,173
Legal & General Group plc	224,139	541,120
Lloyds Banking Group plc*	1,603,054	1,284,494
London Stock Exchange Group plc	6,646	116,088
Marks & Spencer Group plc	60,506	377,237
Meggitt plc	29,638	184,758
Melrose Industries plc	45,730	170,367
National Grid plc	135,955	1,557,287
Next plc	6,146	379,336
Old Mutual plc	184,677	548,546
Pearson plc	31,106	608,102
Petrofac Ltd.	9,895	268,084
Prudential plc	97,313	1,357,836
Randgold Resources Ltd.	3,338	328,980
Reckitt Benckiser Group plc	24,536	1,537,027
Reed Elsevier plc	46,439	487,605

Resolution Ltd.	54,390	$217,119
Rexam plc	33,449	235,050
Rio Tinto plc	50,822	2,961,523
Rolls-Royce Holdings plc*	70,333	1,013,376
Rolls-Royce Holdings plc (Preference), Class C*(b)†	5,434,456	8,828
Royal Bank of Scotland Group plc*	80,295	432,459
RSA Insurance Group plc	134,480	271,423
SABMiller plc	36,057	1,697,134
Sage Group plc	46,438	222,467
Schroders plc	4,302	120,863
Segro plc (REIT)	28,238	115,786
Serco Group plc	18,811	161,946
Severn Trent plc	9,063	232,197
Smith & Nephew plc	34,077	377,117
Smiths Group plc	14,973	294,716
SSE plc	35,783	826,984
Standard Chartered plc	90,888	2,303,890
Standard Life plc	88,853	474,593
Subsea 7 S.A.	10,736	256,773
Tate & Lyle plc	17,829	221,085
Tesco plc	302,951	1,664,206
TUI Travel plc	14,670	68,270
Tullow Oil plc	34,522	703,018
Unilever plc	48,451	1,839,094
United Utilities Group plc	26,015	285,469
Vedanta Resources plc	3,562	69,618
Vodafone Group plc	1,858,889	4,674,858
Weir Group plc	8,064	250,302
Whitbread plc	6,760	269,498
WM Morrison Supermarkets plc	88,377	378,002

		81,017,437

United States (0.0%)
Sims Metal Management Ltd.	6,254	60,974

Total Common Stocks (52.2%) (Cost $390,534,786)		416,484,058

	Number of Rights	Value (Note 1)
RIGHTS:
Singapore (0.0%)
Olam International Ltd., expiring 1/21/13*†	17,528	—

Spain (0.0%)
Repsol S.A., expiring 1/10/13*	31,142	18,991

Total Rights (0.0%) (Cost $—)		18,991

Total Investments (52.2%) (Cost $390,534,786)		416,503,049
Other Assets Less Liabilities (47.8%)		380,994,655

Net Assets (100%)		$797,497,704

*	Non-income producing.
†	Securities (totaling $8,828 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid Security.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Glossary:

ADR	— American Depositary Receipt
CDI	— CHESS Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

Investments in companies which were affiliates for the year ended December 31, 2012, were as follows:

Securities	Market Value December 31, 2011	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)
AXA S.A.	$610,333	$255,380	$—	$1,202,306	$50,882	$—

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	4,328	March-13	$149,629,021	$149,388,246	$(240,775)
E-Mini MSCI EAFE Index	44	March-13	3,505,179	3,564,660	59,481
FTSE 100 Index	995	March-13	94,761,296	94,522,847	(238,449)
SPI 200 Index	317	March-13	37,461,605	37,988,370	526,765
TOPIX Index	951	March-13	86,788,647	94,567,611	7,778,964

					$7,885,986

At December 31, 2012, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 3/15/13	HSBC Bank plc	1,800	$2,923,363	$2,904,561	$18,802
European Union Euro vs. U.S. Dollar, expiring 3/15/13	HSBC Bank plc	12,485	16,489,976	16,295,859	194,117
Japanese Yen vs. U.S. Dollar, expiring 3/15/13	Deutsche Bank AG	169,592	1,958,665	2,000,000	(41,335)
Japanese Yen vs. U.S. Dollar, expiring 3/15/13	HSBC Bank plc	68,480	790,895	800,000	(9,105)

					$162,479

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$44,541,179	$—	$44,541,179
Consumer Staples	—	48,054,466	—	48,054,466
Energy	—	32,089,067	—	32,089,067
Financials	—	102,853,754	—	102,853,754
Health Care	3,413	40,745,889	—	40,749,302
Industrials	44,564	52,596,585	8,828	52,649,977
Information Technology	—	18,176,005	—	18,176,005
Materials	—	41,131,786	—	41,131,786
Telecommunication Services	—	20,229,648	—	20,229,648
Utilities	—	16,008,874	—	16,008,874
Forward Currency Contracts	—	212,919	—	212,919
Futures	8,365,210	—	—	8,365,210
Rights
Consumer Staples	—	—	—	—
Energy	—	18,991	—	18,991

Total Assets	$8,413,187	$416,659,163	$8,828	$425,081,178

Liabilities:
Forward Currency Contracts	$—	$(50,440)	$—	$(50,440)
Futures	(479,224)	—	—	(479,224)

Total Liabilities	$(479,224)	$(50,440)	$—	$(529,664)

Total	$7,933,963	$416,608,723	$8,828	$424,551,514

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Industrials†	Investments in Rights- Consumer Staples†

Balance as of 12/31/11	$5,440	$—
Total gains or losses (realized/unrealized) included in earnings	8,818	—
Purchases	—	—
Sales	—	—
Issuances	—	—
Settlements	(5,430)	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/12	$8,828	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$8,828	$—

†	Security received through corporate action with $0 cost and market value.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Fair Values of Derivative Instruments as of December 31, 2012:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	212,919
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	8,365,210	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$8,578,129

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(50,440)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(479,224	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(529,664)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	128,777	—	128,777
Credit contracts	—	—	—	—	—
Equity contracts	—	39,439,215	—	—	39,439,215
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$39,439,215	$128,777	$—	$39,567,992

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	195,427	—	195,427
Credit contracts	—	—	—	—	—
Equity contracts	—	6,625,326	—	—	6,625,326
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$6,625,326	$195,427	$—	$6,820,753

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $21,651,000 and futures contracts with an average notional balance of approximately $251,373,000 for the year ended December 31, 2012.

^	This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$118,205,808
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$9,875,333

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$52,088,980
Aggregate gross unrealized depreciation	(27,341,723)

Net unrealized appreciation	$24,747,257

Federal income tax cost of investments	$391,755,792

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $24,334,315 for Short Term and $2,924,896 for Long Term during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,161,597)	$1,202,306
Unaffiliated Issuers (Cost $389,373,189)	415,300,743
Cash	3,259,358
Foreign cash (Cost $357,496,700)	354,992,566
Cash held as collateral at broker	23,852,100
Receivable from Separate Accounts for Trust shares sold	964,731
Dividends, interest and other receivables	717,456
Unrealized appreciation on forward foreign currency contracts	212,919
Other assets	66,127

Total assets	800,568,306

LIABILITIES
Due to broker for futures variation margin	2,482,910
Investment management fees payable	295,554
Administrative fees payable	104,024
Unrealized depreciation on forward foreign currency contracts	50,440
Payable to Separate Accounts for Trust shares redeemed	36,786
Distribution fees payable - Class IB	24,756
Payable for securities purchased	1,819
Distribution fees payable - Class IA	27
Accrued expenses	74,286

Total liabilities	3,070,602

NET ASSETS	$797,497,704

Net assets were comprised of:
Paid in capital	$763,378,419
Accumulated undistributed net investment income (loss)	(1,206,005)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	3,826,041
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	31,499,249

Net assets	$797,497,704

Class IA
Net asset value, offering and redemption price per share, $127,989 / 10,596 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.08

Class IB
Net asset value, offering and redemption price per share, $118,078,145 / 9,772,256 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.08

Class K
Net asset value, offering and redemption price per share, $679,291,570 / 56,227,916 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.08

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends ($50,882 of dividend income received from affiliates) (net of $957,251 foreign withholding tax)	$13,265,431
Interest	290,490

Total income	13,555,921

EXPENSES
Investment management fees	2,821,179
Administrative fees	1,005,949
Distribution fees - Class IB	262,496
Recoupment fees	196,731
Custodian fees	95,000
Printing and mailing expenses	69,470
Professional fees	61,145
Trustees’ fees	16,397
Distribution fees - Class IA	293
Miscellaneous	37,031

Total expenses	4,565,691

NET INVESTMENT INCOME (LOSS)	8,990,230

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(2,158,841)
Futures	39,439,215
Foreign currency transactions	(1,951,130)

Net realized gain (loss)	35,329,244

Change in unrealized appreciation (depreciation) on:
Securities ($336,593 of change in unrealized appreciation (depreciation) from affiliates)	54,151,338
Futures	6,625,326
Foreign currency translations	224,061

Net change in unrealized appreciation (depreciation)	61,000,725

NET REALIZED AND UNREALIZED GAIN (LOSS)	96,329,969

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$105,320,199

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,990,230	$6,113,163
Net realized gain (loss) on investments, futures and foreign currency transactions	35,329,244	(32,713,717)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	61,000,725	(49,411,137)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	105,320,199	(76,011,691)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(734)	(160,427)
Class IB	(679,293)	(1,215,340)
Class K†	(5,548,191)	(6,565,893)

	(6,228,218)	(7,941,660)

Distributions from net realized capital gains
Class IA	—	(2,800,292)
Class IB	—	(541,327)

	—	(3,341,619)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(6,228,218)	(11,283,279)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 0 and 10,628,157 shares, respectively ]	—	136,652,965
Capital shares issued in reinvestment of dividends and distributions [ 61 and 263,680 shares, respectively ]	734	2,960,719
Capital shares repurchased [ 0 and (30,390,253) shares, respectively ]	—	(344,324,182	)(z)

Total Class IA transactions	734	(204,710,498)

Class IB
Capital shares sold [ 2,677,960 and 4,762,081 shares, respectively ]	29,100,677	56,863,957
Capital shares issued in reinvestment of dividends and distributions [ 56,207 and 167,701 shares, respectively ]	679,293	1,756,667
Capital shares repurchased [ (1,007,926) and (335,571) shares, respectively ]	(11,499,195)	(4,179,354)

Total Class IB transactions	18,280,775	54,441,270

Class K†
Capital shares sold [ 19,639,149 and 37,616,443 shares, respectively ]	216,418,636	421,896,048	(z)
Capital shares issued in reinvestment of dividends [ 459,175 and 646,872 shares, respectively ]	5,548,191	6,565,893
Capital shares repurchased [ (2,030,030) and (103,693) shares, respectively ]	(23,517,785)	(1,114,386)

Total Class K transactions	198,449,042	427,347,555

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	216,730,551	277,078,327

TOTAL INCREASE (DECREASE) IN NET ASSETS	315,822,532	189,783,357
NET ASSETS:
Beginning of year	481,675,172	291,891,815

End of year (a)	$797,497,704	$481,675,172

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(1,206,005)	$(2,089,633)

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the AXA Tactical Manager International Portfolio exchanged approximately 30,275,736 Class IA shares for approximately 30,275,736 Class K shares. This exchange amounted to approximately $342,821,726.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				May 27, 2009* to December 31, 2009
Class IA	2012	2011	2010
Net asset value, beginning of period	$10.42	$12.71	$12.29		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.15 (e)	0.39 (e)	0.08	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.58	(2.40)	0.51		2.41

Total from investment operations	1.73	(2.01)	0.59		2.43

Less distributions:
Dividends from net investment income	(0.07)	(0.19)	(0.10)		(0.07)
Distributions from net realized gains	—	(0.09)	(0.07)		(0.07)

Total dividends and distributions	(0.07)	(0.28)	(0.17)		(0.14)

Net asset value, end of period	$12.08	$10.42	$12.71		$12.29

Total return (b)	16.60%	(15.83)%	4.93%		24.27%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$128	$110	$247,999		$56,503
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.94%	0.70%	0.69%		0.70%
Before waivers and reimbursements (a)	0.94%	0.70%	0.76%		2.00%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.31%	3.04%	0.66%		0.23%
Before waivers and reimbursements (a)	1.31%	3.03%	0.60%		(1.08)%
Portfolio turnover rate	3%	2%	3%		24%

	Year Ended December 31,				October 29, 2009* to December 31, 2009
Class IB	2012	2011	2010
Net asset value, beginning of period	$10.42	$12.72	$12.29		$11.98

Income (loss) from investment operations:
Net investment income (loss)	0.14 (e)	0.15 (e)	0.30	(e)	(0.18	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.59	(2.20)	0.27		0.62

Total from investment operations	1.73	(2.05)	0.57		0.44

Less distributions:
Dividends from net investment income	(0.07)	(0.16)	(0.07)		(0.06)
Distributions from net realized gains	—	(0.09)	(0.07)		(0.07)

Total dividends and distributions	(0.07)	(0.25)	(0.14)		(0.13)

Net asset value, end of period	$12.08	$10.42	$12.72		$12.29

Total return (b)	16.60%	(16.11)%	4.75%		3.68%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$118,078	$83,866	$43,893		$91
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.94%	0.95%	0.94%		0.94	%(c)
Before waivers and reimbursements (a)	0.94%	0.95%	1.01	%(c)	2.25	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.27%	1.29%	2.54%		(8.26)%
Before waivers and reimbursements (a)	1.27%	1.28%	2.50%		(9.62)%
Portfolio turnover rate	3%	2%	3%		24%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$10.42	$11.23

Income (loss) from investment operations:
Net investment income (loss)	0.16 (e)	(0.03	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.60	(0.60)

Total from investment operations	1.76	(0.63)

Less distributions:
Dividends from net investment income	(0.10)	(0.18)

Net asset value, end of period	$12.08	$10.42

Total return (b)	16.90%	(5.57)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$679,292	$397,699
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.69%	0.70%
Before waivers and reimbursements (a)	0.69%	0.71%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.47%	(0.82)%
Before waivers and reimbursements (a)	1.47%	(0.83)%
Portfolio turnover rate	3%	2%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

ATM INTERNATIONAL PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	Since Incept.
Portfolio – Class IA Shares*	16.37%	0.70%
Portfolio – Class K Shares**	16.66	6.48
MSCI EAFE Index	17.32	4.86
40% EuroSTOXX50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200 Index††	16.04	3.68
VMI – International II	16.41	4.30
VMI – International Proxy II	15.53	3.82

*   Date of inception 8/28/09.

** Date of inception 8/26/11.

††In 2012, the 40% EuroSTOXX50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200 Index was added to the existing Portfolio’s benchmark index to more closely reflect the market sectors in which the Portfolio invests.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 16.37% for the year ended December 31, 2012. The Portfolio’s benchmarks, the MSCI EAFE Index returned 17.32%, the 40% EuroSTOXX50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200 returned 16.04%, the VMI — International II returned 16.41%, and the VMI — International Proxy II returned 15.53% over the same period.

Portfolio Highlights

Buoyed by encouraging economic data from the U.S. and China, and speculation that policymakers would continue to pursue economic growth, the MSCI EAFE Index of developed-world equities rose 17.3% in 2012. The Portfolio was fully invested during the year and its performance outpaced both its primary and secondary benchmark.

The sectors that contributed most to the performance of the MSCI EAFE Index for the year were Financials, Consumer Discretionary, Industrials, Consumer Staples and Health Care.

The five stocks that contributed most to the performance of the MSCI EAFE Index for the year were HSBC Holdings PLC, Toyota Motor Corp., Nestle SA, Sanofi SA and Commonwealth Bank of Australia.

The sectors that detracted most from the performance of the MSCI EAFE Index for the year were Telecommunication Services, Energy, Utilities, Information Technology and Materials.

The five stocks that detracted most from the performance of the MSCI EAFE Index for the year were BG Group PLC, Telefonica SA, Koninklijke KPN NV, Sony Corp. and Anglo American PLC.

Sector Weightings as of December 31, 2012	% of Net Assets
Financials	13.8%
Industrials	7.1
Consumer Staples	6.5
Consumer Discretionary	6.0
Materials	5.5
Health Care	5.5
Energy	4.3
Telecommunication Services	2.7
Information Technology	2.4
Utilities	2.2
Cash and Other	44.0

100.0%

ATM INTERNATIONAL PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,138.90	$4.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.65	4.53
Class K
Actual	1,000.00	1,140.50	3.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.91	3.26

*   Expenses are equal to the Portfolio’s Class IA and Class K shares annualized expense ratios of 0.89% and 0.64%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (5.0%)
AGL Energy Ltd.	66,258	$1,064,019
ALS Ltd.	40,922	465,163
Alumina Ltd.	307,589	297,432
Amcor Ltd.	146,080	1,235,234
AMP Ltd.	344,352	1,750,312
APA Group	98,606	569,183
Asciano Ltd.	113,198	553,207
ASX Ltd.	20,703	675,429
Aurizon Holdings Ltd.	207,502	814,942
Australia & New Zealand Banking Group Ltd.	323,931	8,480,807
Bendigo and Adelaide Bank Ltd.	48,635	433,654
BGP Holdings plc*(b)†	810,676	—
BHP Billiton Ltd.	387,332	15,126,521
Boral Ltd.	88,875	408,801
Brambles Ltd.	187,012	1,488,267
Caltex Australia Ltd.	16,458	331,694
Centro Retail Australia (REIT)	150,231	355,687
CFS Retail Property Trust Group (REIT)	237,524	475,927
Coca-Cola Amatil Ltd.	69,405	975,792
Cochlear Ltd.	7,084	586,054
Commonwealth Bank of Australia	190,917	12,401,473
Computershare Ltd.	51,874	488,470
Crown Ltd.	49,478	551,178
CSL Ltd.	61,190	3,456,752
Dexus Property Group (REIT)	553,312	586,681
Echo Entertainment Group Ltd.	92,061	331,953
Flight Centre Ltd.	6,610	187,453
Fortescue Metals Group Ltd.	166,534	826,231
Goodman Group (REIT)	194,736	885,929
GPT Group (REIT)	171,045	660,944
Harvey Norman Holdings Ltd.	66,513	132,140
Iluka Resources Ltd.	49,546	480,138
Incitec Pivot Ltd.	191,415	650,472
Insurance Australia Group Ltd.	249,921	1,229,094
Leighton Holdings Ltd.	18,486	347,798
Lend Lease Group	63,398	617,653
Macquarie Group Ltd.	39,830	1,481,297
Metcash Ltd.	101,281	352,707
Mirvac Group (REIT)	397,595	619,586
National Australia Bank Ltd.	270,854	7,083,588
Newcrest Mining Ltd.	91,991	2,147,711
Orica Ltd.	44,344	1,166,094
Origin Energy Ltd.	131,087	1,604,202
OZ Minerals Ltd.	38,411	273,502
Qantas Airways Ltd.*	124,609	195,924
QBE Insurance Group Ltd.	140,724	1,610,672
Ramsay Health Care Ltd.	15,461	439,253
Rio Tinto Ltd.	52,381	3,645,923
Santos Ltd.	114,104	1,336,333
Sonic Healthcare Ltd.	44,656	623,575
SP AusNet	187,222	215,029
Stockland Corp., Ltd. (REIT)	268,083	988,366
Suncorp Group Ltd.	152,882	1,625,434
Sydney Airport	32,871	116,008
Tabcorp Holdings Ltd.	88,933	284,217
Tatts Group Ltd.	166,422	523,996
Telstra Corp., Ltd.	520,284	$2,370,157
Toll Holdings Ltd.	81,530	390,304
Transurban Group	156,868	996,289
Treasury Wine Estates Ltd.	76,787	378,152
Wesfarmers Ltd.	121,085	4,672,467
Westfield Group (REIT)	259,193	2,860,035
Westfield Retail Trust (REIT)	349,260	1,099,224
Westpac Banking Corp.	368,369	10,070,627
Whitehaven Coal Ltd.	53,247	196,895
Woodside Petroleum Ltd.	78,804	2,808,529
Woolworths Ltd.	147,932	4,521,408
WorleyParsons Ltd.	24,324	600,054

		117,220,042

Austria (0.2%)
Andritz AG	8,601	552,599
Erste Group Bank AG*	25,440	813,457
Immofinanz AG*	112,473	474,168
OMV AG	18,177	660,043
Raiffeisen Bank International AG	5,698	238,182
Telekom Austria AG	27,197	205,807
Verbund AG	8,687	215,140
Vienna Insurance Group AG Wiener Versicherung Gruppe	4,368	234,317
Voestalpine AG	13,256	487,444

		3,881,157

Belgium (0.6%)
Ageas	27,247	812,933
Anheuser-Busch InBev N.V.	96,515	8,434,307
Belgacom S.A.	18,313	539,803
Colruyt S.A.	8,855	439,661
Delhaize Group S.A.	12,093	484,387
Groupe Bruxelles Lambert S.A.	9,918	781,878
KBC Groep N.V.	24,540	854,178
Solvay S.A.	7,049	1,014,711
Telenet Group Holding N.V.	6,557	304,664
UCB S.A.	13,041	750,236
Umicore S.A.	13,868	764,694

		15,181,452

China (0.0%)
Yangzijiang Shipbuilding Holdings Ltd.	228,299	180,870

Denmark (0.7%)
A. P. Moller - Maersk A/S, Class A	66	470,006
A. P. Moller - Maersk A/S, Class B	159	1,217,056
Carlsberg A/S, Class B	12,743	1,252,823
Coloplast A/S, Class B	13,795	676,099
Danske Bank A/S*	78,238	1,330,085
DSV A/S	23,363	609,220
Novo Nordisk A/S, Class B	49,164	8,029,456
Novozymes A/S, Class B	28,939	818,990
TDC A/S	57,700	408,903
Tryg A/S	3,210	242,698
William Demant Holding A/S*	3,171	272,143

		15,327,479

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Finland (0.4%)
Elisa Oyj	16,479	$368,241
Fortum Oyj	53,765	1,011,078
Kesko Oyj, Class B	8,062	264,256
Kone Oyj, Class B	18,917	1,400,757
Metso Oyj	15,184	661,457
Neste Oil Oyj	14,678	191,376
Nokia Oyj	447,596	1,760,215
Nokian Renkaat Oyj	13,424	540,164
Orion Oyj, Class B	10,895	320,222
Pohjola Bank plc, Class A	17,329	258,775
Sampo Oyj, Class A	50,501	1,633,020
Stora Enso Oyj, Class R	66,821	472,614
UPM-Kymmene Oyj	62,259	739,859
Wartsila Oyj	19,766	874,238

		10,496,272

France (5.2%)
Accor S.A.	17,579	630,568
Aeroports de Paris S.A.	3,711	286,527
Air Liquide S.A.	37,717	4,726,561
Alstom S.A.	24,656	1,010,328
Arkema S.A.	7,314	769,025
AtoS	6,373	454,111
AXA S.A.‡	212,751	3,848,229
BNP Paribas S.A.	120,269	6,779,217
Bouygues S.A.	22,557	665,127
Bureau Veritas S.A.	6,736	748,927
Cap Gemini S.A.	17,574	765,872
Carrefour S.A.	71,529	1,852,275
Casino Guichard Perrachon S.A.	6,840	657,968
Christian Dior S.A.	6,656	1,150,726
Cie de Saint-Gobain S.A.	47,841	2,047,047
Cie Generale de Geophysique-Veritas*	19,592	590,475
Cie Generale des Etablissements Michelin	21,692	2,056,465
Cie Generale d’Optique Essilor International S.A.	24,281	2,461,860
CNP Assurances S.A.	17,946	273,359
Credit Agricole S.A.*	116,820	948,472
Danone S.A.	69,557	4,595,602
Dassault Systemes S.A.	7,340	821,678
Edenred	20,055	623,652
EDF S.A.	28,300	530,406
Eurazeo S.A.	3,479	168,776
European Aeronautic Defence and Space Co. N.V.	49,421	1,936,972
Eutelsat Communications S.A.	15,497	514,558
Fonciere des Regions (REIT)	3,223	270,117
France Telecom S.A.	222,985	2,497,119
GDF Suez S.A.	152,733	3,146,896
Gecina S.A. (REIT)	2,739	305,700
Groupe Eurotunnel S.A. (Registered)	66,057	510,043
ICADE (REIT)	2,973	266,707
Iliad S.A.	2,653	456,674
Imerys S.A.	4,343	281,800
J.C. Decaux S.A.	8,046	194,181
Klepierre S.A. (REIT)	12,143	489,434
Lafarge S.A.	22,593	1,447,717
Lagardere S.C.A.	13,828	469,526
Legrand S.A.	28,248	$1,192,257
L’Oreal S.A.	29,060	4,059,394
LVMH Moet Hennessy Louis Vuitton S.A.	30,536	5,690,294
Natixis S.A.	108,870	376,651
Pernod-Ricard S.A.	25,431	2,990,348
Peugeot S.A.*	26,583	197,064
PPR S.A.	9,134	1,702,420
Publicis Groupe S.A.	21,107	1,264,641
Remy Cointreau S.A.	2,578	281,830
Renault S.A.	23,372	1,289,477
Rexel S.A.	12,440	254,195
Safran S.A.	27,272	1,190,029
Sanofi S.A.	143,039	13,565,126
Schneider Electric S.A.	62,767	4,681,382
SCOR SE	20,166	543,764
Societe BIC S.A.	3,497	417,456
Societe Generale S.A.*	83,683	3,147,670
Sodexo S.A.	11,518	965,157
Suez Environnement Co. S.A.	32,152	387,680
Technip S.A.	12,203	1,404,921
Thales S.A.	11,402	393,615
Total S.A.	255,627	13,230,617
Unibail-Rodamco S.A. (REIT)	11,057	2,706,824
Vallourec S.A.	12,712	663,393
Veolia Environnement S.A.	40,886	498,394
Vinci S.A.	54,976	2,616,438
Vivendi S.A.	156,034	3,513,831
Wendel S.A.	3,823	395,784
Zodiac Aerospace	4,010	447,849

		122,319,198

Germany (4.9%)
Adidas AG	25,143	2,240,697
Allianz SE (Registered)	54,740	7,583,493
Axel Springer AG	4,825	205,922
BASF SE	110,371	10,373,910
Bayer AG (Registered)	99,385	9,437,845
Bayerische Motoren Werke (BMW) AG	39,799	3,838,293
Bayerische Motoren Werke (BMW) AG (Preference)	6,387	412,740
Beiersdorf AG	12,172	994,572
Brenntag AG	6,096	800,878
Celesio AG	9,615	165,586
Commerzbank AG*	443,807	844,588
Continental AG	13,210	1,528,462
Daimler AG (Registered)	109,029	5,957,860
Deutsche Bank AG (Registered)	111,981	4,878,733
Deutsche Boerse AG	23,413	1,429,034
Deutsche Lufthansa AG (Registered)	26,786	503,481
Deutsche Post AG (Registered)	108,654	2,382,491
Deutsche Telekom AG (Registered)	337,918	3,839,163
E.ON SE	216,585	4,033,369
Fraport AG	4,663	271,541
Fresenius Medical Care AG & Co. KGaA	25,116	1,735,319
Fresenius SE & Co. KGaA	14,830	1,706,829
GEA Group AG	21,387	690,773

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Hannover Rueckversicherung AG (Registered)	7,447	$579,634
HeidelbergCement AG	17,174	1,040,448
Henkel AG & Co. KGaA	15,863	1,086,471
Henkel AG & Co. KGaA (Preference)	21,470	1,763,184
Hochtief AG*	4,006	232,770
Hugo Boss AG	2,848	301,988
Infineon Technologies AG	131,881	1,070,184
K+S AG (Registered)	20,683	956,241
Kabel Deutschland Holding AG	10,798	807,456
Lanxess AG	9,884	864,421
Linde AG	22,240	3,878,419
MAN SE	5,218	557,955
Merck KGaA	7,666	1,011,435
Metro AG	15,454	428,406
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	21,597	3,877,602
Porsche Automobil Holding SE (Preference)	18,246	1,486,802
ProSiebenSat.1 Media AG (Preference)	10,106	284,372
RWE AG	58,572	2,418,010
RWE AG (Preference)	4,418	166,631
Salzgitter AG	4,586	238,978
SAP AG	110,717	8,869,150
Siemens AG (Registered)	98,864	10,745,483
Suedzucker AG	8,366	342,325
ThyssenKrupp AG	46,567	1,094,150
United Internet AG (Registered)	12,382	267,265
Volkswagen AG	3,579	768,885
Volkswagen AG (Preference)	17,396	3,957,689

		114,951,933

Greece (0.0%)
Coca Cola Hellenic Bottling Co. S.A.*	24,471	578,927
OPAP S.A.	27,956	200,254

		779,181

Hong Kong (1.7%)
AIA Group Ltd.	1,299,700	5,179,876
ASM Pacific Technology Ltd.	22,677	278,364
Bank of East Asia Ltd.	166,321	643,802
BOC Hong Kong Holdings Ltd.	441,723	1,385,810
Cathay Pacific Airways Ltd.	137,368	255,024
Cheung Kong Holdings Ltd.	167,708	2,595,930
Cheung Kong Infrastructure Holdings Ltd.	58,013	356,375
CLP Holdings Ltd.	218,028	1,830,840
First Pacific Co., Ltd.	253,400	279,770
Galaxy Entertainment Group Ltd.*	250,900	1,000,803
Hang Lung Properties Ltd.	271,711	1,089,427
Hang Seng Bank Ltd.	92,832	1,434,101
Henderson Land Development Co., Ltd.	116,496	829,855
HKT Trust/HKT Ltd.	264,800	259,841
Hong Kong & China Gas Co., Ltd.	627,428	1,728,954
Hong Kong Exchanges and Clearing Ltd.	124,222	$2,140,028
Hopewell Holdings Ltd.	62,962	272,242
Hutchison Whampoa Ltd.	256,533	2,721,380
Hysan Development Co., Ltd.	76,907	371,927
Kerry Properties Ltd.	88,324	461,326
Li & Fung Ltd.	695,650	1,249,737
Link REIT (REIT)	270,119	1,350,982
MGM China Holdings Ltd.	105,400	193,710
MTR Corp., Ltd.	177,016	700,714
New World Development Co., Ltd.	434,429	681,790
Noble Group Ltd.	451,330	435,215
NWS Holdings Ltd.	170,371	290,794
Orient Overseas International Ltd.	24,205	159,375
PCCW Ltd.	483,265	212,860
Power Assets Holdings Ltd.	165,065	1,414,623
Shangri-La Asia Ltd.	192,635	388,159
Sino Land Co., Ltd.	351,007	635,697
SJM Holdings Ltd.	226,600	533,248
Sun Hung Kai Properties Ltd.	187,308	2,827,072
Swire Pacific Ltd., Class A	82,812	1,029,097
Swire Properties Ltd.	138,900	467,108
Wharf Holdings Ltd.	183,568	1,452,453
Wheelock & Co., Ltd.	112,674	573,395
Wing Hang Bank Ltd.	21,851	230,066
Yue Yuen Industrial Holdings Ltd.	85,837	289,777

		40,231,547

Ireland (0.4%)
CRH plc (BATS Europe Exchange)	56,626	1,175,039
CRH plc (London Stock Exchange)	30,276	632,878
Elan Corp. plc*	60,611	625,955
Experian plc	121,814	1,968,180
Irish Bank Resolution Corp., Ltd.*(b)†	52,563	—
James Hardie Industries plc (CDI)	53,878	521,228
Kerry Group plc (Irish Exchange), Class A	11,225	595,834
Kerry Group plc, Class A	6,564	346,178
Prothena Corp. plc*	757	5,551
Ryanair Holdings plc (ADR)	2,587	88,682
Shire plc	68,077	2,090,848
WPP plc	151,346	2,200,158

		10,250,531

Israel (0.3%)
Bank Hapoalim B.M.*	122,990	529,112
Bank Leumi Le-Israel B.M.*	143,916	492,114
Bezeq Israeli Telecommunication Corp., Ltd.	212,857	245,811
Delek Group Ltd.	474	111,668
Israel Chemicals Ltd.	52,807	636,613
Israel Corp., Ltd.	273	179,277
Mellanox Technologies Ltd.*	4,333	260,825
Mizrahi Tefahot Bank Ltd.*	15,035	155,331
NICE Systems Ltd.*	7,041	235,896

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Teva Pharmaceutical Industries Ltd.	113,416	$4,244,995

		7,091,642

Italy (1.2%)
Assicurazioni Generali S.p.A.	140,834	2,568,911
Atlantia S.p.A.	40,137	727,965
Banca Monte dei Paschi di Siena S.p.A.*	720,294	222,440
Banco Popolare S.c.a.r.l.*	205,543	344,047
Enel Green Power S.p.A.	204,173	381,852
Enel S.p.A.	792,422	3,296,778
Eni S.p.A.	304,848	7,520,456
Exor S.p.A.	8,015	201,948
Fiat Industrial S.p.A.	101,848	1,116,710
Fiat S.p.A.*	102,210	516,277
Finmeccanica S.p.A.*	48,196	279,318
Intesa Sanpaolo S.p.A. (BATS Europe Exchange)	115,575	163,951
Intesa Sanpaolo S.p.A. (XetraIntlMkt Exchange)	1,200,699	2,077,212
Luxottica Group S.p.A.	19,770	821,465
Mediobanca S.p.A.	60,566	375,164
Pirelli & C. S.p.A.	27,865	319,694
Prysmian S.p.A.	24,661	498,944
Saipem S.p.A.	31,742	1,231,506
Snam S.p.A.	200,028	930,142
Telecom Italia S.p.A.	1,117,533	1,010,162
Telecom Italia S.p.A. (RNC)	735,092	581,680
Terna Rete Elettrica Nazionale S.p.A.	152,775	611,832
UniCredit S.p.A.*	488,095	2,410,257
Unione di Banche Italiane S.c.p.A.	104,403	486,972

		28,695,683

Japan (11.2%)
ABC-Mart, Inc.	3,060	133,026
Acom Co., Ltd.*	4,790	137,774
Advantest Corp.	18,302	288,843
Aeon Co., Ltd.	71,548	817,834
Aeon Credit Service Co., Ltd.	8,062	162,773
Aeon Mall Co., Ltd.	9,238	225,803
Air Water, Inc.	17,000	216,382
Aisin Seiki Co., Ltd.	23,462	731,717
Ajinomoto Co., Inc.	79,249	1,048,552
Alfresa Holdings Corp.	4,834	188,907
All Nippon Airways Co., Ltd.	132,698	278,205
Amada Co., Ltd.	44,852	291,844
Aozora Bank Ltd.	72,345	222,289
Asahi Glass Co., Ltd.	121,955	886,046
Asahi Group Holdings Ltd.	45,913	973,225
Asahi Kasei Corp.	152,922	903,056
Asics Corp.	18,605	283,444
Astellas Pharma, Inc.	53,680	2,411,375
Bank of Kyoto Ltd.	39,490	332,251
Bank of Yokohama Ltd.	143,300	665,174
Benesse Holdings, Inc.	8,326	345,098
Bridgestone Corp.	77,899	2,019,228
Brother Industries Ltd.	29,085	313,807
Calbee, Inc.	1,960	137,962
Canon, Inc.	136,336	5,347,393
Casio Computer Co., Ltd.	28,673	251,439
Central Japan Railway Co.	17,347	$1,407,461
Chiba Bank Ltd.	88,328	516,776
Chiyoda Corp.	18,333	262,508
Chubu Electric Power Co., Inc.	78,346	1,045,394
Chugai Pharmaceutical Co., Ltd.	26,053	499,307
Chugoku Bank Ltd.	21,128	294,938
Chugoku Electric Power Co., Inc.	36,438	571,417
Citizen Holdings Co., Ltd.	33,492	177,044
Coca-Cola West Co., Ltd.	6,489	99,908
Cosmo Oil Co., Ltd.	63,778	141,546
Credit Saison Co., Ltd.	18,484	462,224
Dai Nippon Printing Co., Ltd.	66,838	523,790
Daicel Corp.	33,045	218,649
Daido Steel Co., Ltd.	33,481	168,058
Daihatsu Motor Co., Ltd.	24,211	478,884
Dai-ichi Life Insurance Co., Ltd.	1,037	1,459,106
Daiichi Sankyo Co., Ltd.	80,583	1,236,103
Daikin Industries Ltd.	27,777	954,431
Dainippon Sumitomo Pharma Co., Ltd.	18,608	223,553
Daito Trust Construction Co., Ltd.	8,860	833,745
Daiwa House Industry Co., Ltd.	60,342	1,038,289
Daiwa Securities Group, Inc.	197,579	1,100,453
DeNA Co., Ltd.	12,284	403,908
Denki Kagaku Kogyo KK	52,282	178,939
Denso Corp.	58,555	2,037,417
Dentsu, Inc.	22,122	594,235
Don Quijote Co., Ltd.	6,500	238,125
East Japan Railway Co.	40,962	2,648,452
Eisai Co., Ltd.	30,431	1,270,624
Electric Power Development Co., Ltd.	14,397	341,286
FamilyMart Co., Ltd.	7,096	292,101
FANUC Corp.	23,142	4,303,575
Fast Retailing Co., Ltd.	6,398	1,624,922
Fuji Electric Co., Ltd.	72,152	177,995
Fuji Heavy Industries Ltd.	71,032	894,383
Fujifilm Holdings Corp.	55,832	1,124,545
Fujitsu Ltd.	223,258	937,387
Fukuoka Financial Group, Inc.	89,017	356,287
Furukawa Electric Co., Ltd.*	82,712	185,844
Gree, Inc.	10,509	162,937
GS Yuasa Corp.	40,037	161,151
Gunma Bank Ltd.	47,677	231,968
Hachijuni Bank Ltd.	51,684	259,445
Hakuhodo DY Holdings, Inc.	2,654	171,795
Hamamatsu Photonics KK	8,400	303,047
Hankyu Hanshin Holdings, Inc.	135,000	696,943
Hino Motors Ltd.	29,170	261,576
Hirose Electric Co., Ltd.	3,751	449,084
Hiroshima Bank Ltd.	60,000	251,398
Hisamitsu Pharmaceutical Co., Inc.	7,333	363,592
Hitachi Chemical Co., Ltd.	12,712	189,474
Hitachi Construction Machinery Co., Ltd.	12,587	264,229
Hitachi High-Technologies Corp.	7,882	163,069
Hitachi Ltd.	555,259	3,267,770
Hitachi Metals Ltd.	20,186	170,703

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Hokkaido Electric Power Co., Inc.	21,832	$265,108
Hokuriku Electric Power Co.	20,262	239,556
Honda Motor Co., Ltd.	196,056	7,226,313
Hoya Corp.	52,898	1,041,506
Hulic Co., Ltd.	26,304	178,619
Ibiden Co., Ltd.	15,066	240,493
Idemitsu Kosan Co., Ltd.	2,510	218,610
IHI Corp.	151,166	388,556
INPEX Corp.	264	1,408,929
Isetan Mitsukoshi Holdings Ltd.	43,832	426,619
Isuzu Motors Ltd.	144,928	863,314
ITOCHU Corp.	180,467	1,904,987
ITOCHU Techno-Solutions Corp.	2,775	114,353
Iyo Bank Ltd.	31,126	245,666
J. Front Retailing Co., Ltd.	59,331	327,114
Japan Airlines Co., Ltd.*	7,233	309,587
Japan Petroleum Exploration Co.	3,590	125,464
Japan Prime Realty Investment Corp. (REIT)	90	259,663
Japan Real Estate Investment Corp. (REIT)	67	657,188
Japan Retail Fund Investment Corp. (REIT)	238	436,558
Japan Steel Works Ltd.	34,978	226,594
Japan Tobacco, Inc.	108,316	3,053,610
JFE Holdings, Inc.	57,924	1,092,029
JGC Corp.	25,824	804,475
Joyo Bank Ltd.	74,480	351,965
JSR Corp.	20,782	392,612
JTEKT Corp.	27,318	260,522
Jupiter Telecommunications Co., Ltd.	246	305,571
JX Holdings, Inc.	270,726	1,524,791
Kajima Corp.	105,261	347,656
Kamigumi Co., Ltd.	26,296	208,744
Kaneka Corp.	34,324	172,629
Kansai Electric Power Co., Inc.	91,177	957,974
Kansai Paint Co., Ltd.	26,052	280,589
Kao Corp.	63,302	1,649,297
Kawasaki Heavy Industries Ltd.	166,851	453,430
KDDI Corp.	32,362	2,285,890
Keikyu Corp.	55,534	491,499
Keio Corp.	69,997	521,908
Keisei Electric Railway Co., Ltd.	32,784	276,736
Keyence Corp.	5,556	1,533,406
Kikkoman Corp.	20,883	298,314
Kinden Corp.	13,161	85,336
Kintetsu Corp.	191,020	781,442
Kirin Holdings Co., Ltd.	104,220	1,224,628
Kobe Steel Ltd.	293,905	375,285
Koito Manufacturing Co., Ltd.	10,607	154,678
Komatsu Ltd.	112,824	2,887,106
Konami Corp.	11,612	261,077
Konica Minolta Holdings, Inc.	55,564	400,309
Kubota Corp.	131,492	1,510,241
Kuraray Co., Ltd.	40,484	530,036
Kurita Water Industries Ltd.	13,786	302,891
Kyocera Corp.	18,618	1,688,302
Kyowa Hakko Kirin Co., Ltd.	30,201	298,252
Kyushu Electric Power Co., Inc.	50,312	$574,330
Lawson, Inc.	7,320	497,565
LIXIL Group Corp.	31,477	700,959
M3, Inc.	77	122,400
Mabuchi Motor Co., Ltd.	2,611	111,316
Makita Corp.	13,154	611,823
Marubeni Corp.	196,598	1,408,839
Marui Group Co., Ltd.	25,114	200,955
Maruichi Steel Tube Ltd.	5,038	115,371
Mazda Motor Corp.*	314,888	643,009
McDonald’s Holdings Co. Japan Ltd.	7,760	204,695
Medipal Holdings Corp.	17,978	198,087
MEIJI Holdings Co., Ltd.	7,482	324,292
Miraca Holdings, Inc.	6,400	257,693
Mitsubishi Chemical Holdings Corp.	162,923	812,691
Mitsubishi Corp.	169,008	3,248,624
Mitsubishi Electric Corp.	232,691	1,980,536
Mitsubishi Estate Co., Ltd.	149,704	3,578,870
Mitsubishi Gas Chemical Co., Inc.	47,717	292,369
Mitsubishi Heavy Industries Ltd.	364,548	1,762,883
Mitsubishi Logistics Corp.	14,523	208,322
Mitsubishi Materials Corp.	138,181	470,997
Mitsubishi Motors Corp.*	476,076	492,109
Mitsubishi Tanabe Pharma Corp.	28,010	365,207
Mitsubishi UFJ Financial Group, Inc.	1,531,479	8,241,102
Mitsubishi UFJ Lease & Finance Co., Ltd.	7,310	314,396
Mitsui & Co., Ltd.	208,892	3,125,083
Mitsui Chemicals, Inc.	98,712	257,836
Mitsui Fudosan Co., Ltd.	101,172	2,471,742
Mitsui O.S.K. Lines Ltd.	132,334	394,356
Mizuho Financial Group, Inc.	2,748,505	5,028,783
MS&AD Insurance Group Holdings, Inc.	61,604	1,230,754
Murata Manufacturing Co., Ltd.	24,580	1,449,698
Nabtesco Corp.	11,800	261,130
Namco Bandai Holdings, Inc.	21,281	275,994
NEC Corp.*	308,647	649,907
Nexon Co., Ltd.*	12,440	125,559
NGK Insulators Ltd.	31,733	373,193
NGK Spark Plug Co., Ltd.	22,099	293,681
NHK Spring Co., Ltd.	18,570	153,028
Nidec Corp.	13,147	768,769
Nikon Corp.	40,341	1,191,009
Nintendo Co., Ltd.	12,701	1,355,200
Nippon Building Fund, Inc. (REIT)	73	752,657
Nippon Electric Glass Co., Ltd.	44,978	255,558
Nippon Express Co., Ltd.	98,573	407,144
Nippon Meat Packers, Inc.	20,321	279,763
Nippon Paper Group, Inc.	12,093	168,108
Nippon Steel & Sumitomo Metal Corp.	914,261	2,248,887
Nippon Telegraph & Telephone Corp.	52,537	2,206,881
Nippon Yusen KK	190,558	448,475
Nishi-Nippon City Bank Ltd.	82,520	203,288

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Nissan Motor Co., Ltd.	299,173	$2,839,585
Nisshin Seifun Group, Inc.	21,362	267,303
Nissin Foods Holdings Co., Ltd.	7,094	268,990
Nitori Holdings Co., Ltd.	4,175	305,642
Nitto Denko Corp.	19,589	963,789
NKSJ Holdings, Inc.	44,923	956,717
NOK Corp.	13,036	201,955
Nomura Holdings, Inc.	437,233	2,581,544
Nomura Real Estate Holdings, Inc.	11,825	225,588
Nomura Real Estate Office Fund, Inc. (REIT)	35	200,822
Nomura Research Institute Ltd.	12,612	261,071
NSK Ltd.	52,549	374,480
NTT Data Corp.	148	462,735
NTT DOCOMO, Inc.	1,839	2,641,077
NTT Urban Development Corp.	125	120,727
Obayashi Corp.	80,334	452,189
Odakyu Electric Railway Co., Ltd.	75,385	784,242
Oji Holdings Corp.	99,744	344,451
Olympus Corp.*	25,848	501,689
Omron Corp.	23,956	574,417
Ono Pharmaceutical Co., Ltd.	9,925	506,479
Oracle Corp. Japan	4,560	190,050
Oriental Land Co., Ltd.	6,017	727,087
ORIX Corp.	12,509	1,411,501
Osaka Gas Co., Ltd.	224,932	817,007
Otsuka Corp.	1,961	148,370
Otsuka Holdings Co., Ltd.	43,263	1,214,603
Panasonic Corp.	265,408	1,612,622
Park24 Co., Ltd.	11,700	184,512
Rakuten, Inc.	85,828	669,347
Resona Holdings, Inc.	225,460	1,022,194
Ricoh Co., Ltd.	76,420	811,883
Rinnai Corp.	3,916	266,055
Rohm Co., Ltd.	11,474	372,747
Sankyo Co., Ltd.	6,102	241,456
Sanrio Co., Ltd.	5,400	171,844
Santen Pharmaceutical Co., Ltd.	8,569	328,078
SBI Holdings, Inc.	25,520	227,790
Secom Co., Ltd.	24,940	1,256,961
Sega Sammy Holdings, Inc.	24,025	405,775
Sekisui Chemical Co., Ltd.	49,164	425,767
Sekisui House Ltd.	66,030	722,767
Seven & I Holdings Co., Ltd.	90,576	2,549,257
Seven Bank Ltd.	58,390	153,805
Sharp Corp.	120,062	421,042
Shikoku Electric Power Co., Inc.	20,757	331,037
Shimadzu Corp.	26,860	181,199
Shimamura Co., Ltd.	2,754	266,705
Shimano, Inc.	9,164	584,319
Shimizu Corp.	67,090	252,316
Shin-Etsu Chemical Co., Ltd.	49,540	3,025,877
Shinsei Bank Ltd.	172,420	345,240
Shionogi & Co., Ltd.	35,993	599,562
Shiseido Co., Ltd.	42,478	597,346
Shizuoka Bank Ltd.	63,770	622,809
Showa Denko KK	167,083	255,482
Showa Shell Sekiyu KK	20,925	118,811
SMC Corp.	6,475	1,174,652
Softbank Corp.	106,749	3,906,131
Sojitz Corp.	157,624	$233,178
Sony Corp.	121,299	1,357,271
Sony Financial Holdings, Inc.	21,692	390,198
Square Enix Holdings Co., Ltd.	8,176	103,313
Stanley Electric Co., Ltd.	18,116	257,877
Sumco Corp.*	15,548	151,267
Sumitomo Chemical Co., Ltd.	180,842	570,563
Sumitomo Corp.	134,791	1,727,722
Sumitomo Electric Industries Ltd.	91,660	1,060,709
Sumitomo Heavy Industries Ltd.	69,216	330,587
Sumitomo Metal Mining Co., Ltd.	62,849	886,891
Sumitomo Mitsui Financial Group, Inc.	161,573	5,869,789
Sumitomo Mitsui Trust Holdings, Inc.	376,115	1,321,463
Sumitomo Realty & Development Co., Ltd.	43,474	1,444,524
Sumitomo Rubber Industries Ltd.	20,064	242,418
Suruga Bank Ltd.	20,526	252,133
Suzuken Co., Ltd.	8,194	230,910
Suzuki Motor Corp.	43,364	1,133,611
Sysmex Corp.	8,600	394,019
T&D Holdings, Inc.	68,896	839,707
Taiheiyo Cement Corp.	127,704	351,409
Taisei Corp.	127,613	421,869
Taisho Pharmaceutical Holdings Co., Ltd.	4,503	307,549
Taiyo Nippon Sanso Corp.	28,608	163,424
Takashimaya Co., Ltd.	30,045	214,139
Takeda Pharmaceutical Co., Ltd.	95,082	4,249,178
TDK Corp.	14,929	542,879
Teijin Ltd.	115,750	285,484
Terumo Corp.	18,633	740,350
THK Co., Ltd.	13,792	247,838
Tobu Railway Co., Ltd.	122,009	645,668
Toho Co., Ltd.	14,354	252,802
Toho Gas Co., Ltd.	48,306	259,304
Tohoku Electric Power Co., Inc.*	53,441	497,323
Tokio Marine Holdings, Inc.	83,061	2,315,906
Tokyo Electric Power Co., Inc.*	174,197	417,515
Tokyo Electron Ltd.	20,740	954,313
Tokyo Gas Co., Ltd.	294,338	1,345,700
Tokyu Corp.	137,019	769,473
Tokyu Land Corp.	49,306	360,436
TonenGeneral Sekiyu KK	32,616	281,051
Toppan Printing Co., Ltd.	67,090	413,359
Toray Industries, Inc.	176,226	1,074,586
Toshiba Corp.	486,935	1,925,441
TOTO Ltd.	31,800	238,869
Toyo Seikan Kaisha Ltd.	17,296	232,999
Toyo Suisan Kaisha Ltd.	10,244	273,006
Toyoda Gosei Co., Ltd.	8,358	170,035
Toyota Boshoku Corp.	7,008	81,291
Toyota Industries Corp.	19,982	637,837
Toyota Motor Corp.	331,484	15,472,535
Toyota Tsusho Corp.	25,186	621,844
Trend Micro, Inc.	13,118	395,883

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Tsumura & Co.	6,796	$204,814
Ube Industries Ltd.	115,877	278,667
Unicharm Corp.	13,506	703,074
Ushio, Inc.	11,736	128,176
USS Co., Ltd.	2,569	266,289
West Japan Railway Co.	20,058	789,931
Yahoo! Japan Corp.	1,705	551,856
Yakult Honsha Co., Ltd.	11,993	525,515
Yamada Denki Co., Ltd.	10,238	394,806
Yamaguchi Financial Group, Inc.	24,834	219,412
Yamaha Corp.	20,321	215,217
Yamaha Motor Co., Ltd.	32,768	363,220
Yamato Holdings Co., Ltd.	45,464	691,304
Yamato Kogyo Co., Ltd.	4,746	138,921
Yamazaki Baking Co., Ltd.	13,005	144,836
Yaskawa Electric Corp.	25,822	249,041
Yokogawa Electric Corp.	24,397	265,401

		263,828,610

Luxembourg (0.2%)
ArcelorMittal S.A.	112,037	1,939,478
Millicom International Cellular S.A. (SDR)	7,710	670,124
SES S.A. (FDR)	36,254	1,048,785
Tenaris S.A.	56,330	1,174,256

		4,832,643

Macau (0.1%)
Sands China Ltd.	286,896	1,285,110
Wynn Macau Ltd.*	184,300	507,918

		1,793,028

Mexico (0.0%)
Fresnillo plc	21,680	672,705

Netherlands (2.6%)
Aegon N.V.	206,342	1,314,978
Akzo Nobel N.V.	28,616	1,888,284
ASML Holding N.V.	38,457	2,489,692
Corio N.V. (REIT)	7,976	362,853
D.E Master Blenders 1753 N.V.*	71,737	834,447
Delta Lloyd N.V.	15,681	260,969
Fugro N.V. (CVA)	8,302	486,336
Gemalto N.V.	9,378	849,047
Heineken Holding N.V.	12,419	680,272
Heineken N.V.	27,765	1,852,005
ING Groep N.V. (CVA)*	460,630	4,404,861
Koninklijke (Royal) KPN N.V.	120,003	593,439
Koninklijke Ahold N.V.	124,295	1,650,973
Koninklijke Boskalis Westminster N.V.	8,493	387,191
Koninklijke DSM N.V.	18,359	1,105,841
Koninklijke Philips Electronics N.V.	124,500	3,340,122
Koninklijke Vopak N.V.	8,356	589,179
QIAGEN N.V.*	28,889	523,948
Randstad Holding N.V.	14,269	526,727
Reed Elsevier N.V.	83,406	1,235,741
Royal Dutch Shell plc, Class A	444,496	15,706,057
Royal Dutch Shell plc, Class B	315,447	11,164,409
TNT Express N.V.	40,313	$456,021
Unilever N.V. (CVA)	195,807	7,388,530
Wolters Kluwer N.V.	36,690	758,674
Ziggo N.V.	14,411	465,748

		61,316,344

New Zealand (0.1%)
Auckland International Airport Ltd.	107,266	237,204
Contact Energy Ltd.	38,991	168,294
Fletcher Building Ltd.	83,148	581,820
SKYCITY Entertainment Group Ltd.	62,598	196,554
Telecom Corp. of New Zealand Ltd.	227,726	430,661

		1,614,533

Norway (0.5%)
Aker Solutions ASA	18,806	386,991
DNB ASA	116,886	1,489,937
Gjensidige Forsikring ASA	22,588	325,074
Norsk Hydro ASA	109,306	556,843
Orkla ASA	94,064	823,512
Seadrill Ltd.	42,081	1,550,861
Statoil ASA	134,326	3,370,787
Telenor ASA	86,000	1,747,236
Yara International ASA	22,521	1,117,858

		11,369,099

Portugal (0.1%)
Banco Espirito Santo S.A. (Registered)*	220,900	266,666
EDP - Energias de Portugal S.A.	231,081	694,603
Galp Energia SGPS S.A., Class B	29,483	458,019
Jeronimo Martins SGPS S.A.	26,638	514,024
Portugal Telecom SGPS S.A. (Registered)	76,947	384,909

		2,318,221

Singapore (1.0%)
Ascendas Real Estate Investment Trust (REIT)	226,656	444,042
CapitaCommercial Trust (REIT)	238,000	328,995
CapitaLand Ltd.	302,707	928,644
CapitaMall Trust (REIT)	274,182	480,430
CapitaMalls Asia Ltd.	171,701	276,181
City Developments Ltd.	59,569	635,391
ComfortDelGro Corp., Ltd.	228,450	334,824
DBS Group Holdings Ltd.	217,970	2,668,242
Fraser and Neave Ltd.	111,613	888,354
Genting Singapore plc	740,972	847,844
Global Logistic Properties Ltd.	242,100	556,675
Golden Agri-Resources Ltd.	797,295	429,213
Hutchison Port Holdings Trust, Class U	625,700	498,146
Jardine Cycle & Carriage Ltd.	13,042	518,896
Keppel Corp., Ltd.	171,825	1,561,285
Keppel Land Ltd.	86,000	287,460
Olam International Ltd.	183,304	235,092

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Oversea-Chinese Banking Corp., Ltd.	307,931	$2,477,506
SembCorp Industries Ltd.	113,809	495,892
SembCorp Marine Ltd.	102,768	391,241
Singapore Airlines Ltd.	64,548	570,858
Singapore Exchange Ltd.	100,062	580,099
Singapore Press Holdings Ltd.	189,397	626,622
Singapore Technologies Engineering Ltd.	189,479	598,105
Singapore Telecommunications Ltd.	957,545	2,604,097
StarHub Ltd.	69,152	215,933
United Overseas Bank Ltd.	151,586	2,482,741
UOL Group Ltd.	51,059	252,039
Wilmar International Ltd.	232,874	643,620

		23,858,467

Spain (1.7%)
Abertis Infraestructuras S.A.	44,960	749,286
Acciona S.A.	3,081	233,638
ACS Actividades de Construccion y Servicios S.A.	17,419	445,787
Amadeus IT Holding S.A., Class A	37,230	934,259
Banco Bilbao Vizcaya Argentaria S.A.	648,410	5,952,623
Banco de Sabadell S.A.*	332,253	880,384
Banco Popular Espanol S.A.	614,273	473,378
Banco Santander S.A.*†	5	41
Banco Santander S.A. (BATS Europe Exchange)	1,237,335	9,976,731
Banco Santander S.A. (PLUS Market Group)*	281	2,310
Bankia S.A.*	109,926	56,186
CaixaBank	97,552	341,039
Distribuidora Internacional de Alimentacion S.A.	72,119	463,410
Enagas S.A.	21,615	462,541
Ferrovial S.A.	48,289	711,979
Gas Natural SDG S.A.	41,868	765,593
Grifols S.A.*	17,611	619,614
Iberdrola S.A.	469,907	2,620,381
Inditex S.A.	26,261	3,679,108
Mapfre S.A.	95,011	293,248
Red Electrica Corporacion S.A.	12,867	635,727
Repsol S.A.	97,329	1,998,812
Telefonica S.A.	488,458	6,632,638
Zardoya Otis S.A.	19,717	284,190

		39,212,903

Sweden (1.7%)
Alfa Laval AB	39,998	838,389
Assa Abloy AB, Class B	39,720	1,495,675
Atlas Copco AB, Class A	80,817	2,237,265
Atlas Copco AB, Class B	47,500	1,165,366
Boliden AB	32,209	612,200
Electrolux AB	28,466	747,621
Elekta AB, Class B	43,268	682,324
Getinge AB, Class B	24,209	820,107
Hennes & Mauritz AB, Class B	114,209	3,968,687
Hexagon AB, Class B	29,099	731,477
Husqvarna AB, Class B	50,154	304,021
Industrivarden AB, Class C	13,291	$221,038
Investment AB Kinnevik, Class B	25,295	528,545
Investor AB, Class B	55,513	1,456,009
Lundin Petroleum AB*	26,810	618,614
Nordea Bank AB	316,732	3,033,405
Ratos AB, Class B	23,752	228,787
Sandvik AB	120,849	1,942,349
Scania AB, Class B	38,968	810,460
Securitas AB, Class B	35,847	314,887
Skandinaviska Enskilda Banken AB, Class A	169,823	1,448,179
Skanska AB, Class B	46,571	766,225
SKF AB, Class B	46,652	1,180,508
Svenska Cellulosa AB, Class B	69,259	1,516,125
Svenska Handelsbanken AB, Class A	59,650	2,137,258
Swedbank AB, Class A	97,353	1,915,751
Swedish Match AB	24,991	841,716
Tele2 AB, Class B	38,531	698,809
Telefonaktiebolaget LM Ericsson, Class B	364,090	3,662,113
TeliaSonera AB	260,117	1,771,789
Volvo AB, Class B	167,130	2,304,672

		41,000,371

Switzerland (5.3%)
ABB Ltd. (Registered)*	264,440	5,490,807
Actelion Ltd. (Registered)*	12,840	616,755
Adecco S.A. (Registered)*	15,787	836,801
Aryzta AG*	10,376	532,373
Baloise Holding AG (Registered)	5,937	518,116
Banque Cantonale Vaudoise (Registered)	348	184,740
Barry Callebaut AG (Registered)*	222	214,369
Cie Financiere Richemont S.A., Class A	62,816	5,022,985
Credit Suisse Group AG (Registered)*	150,379	3,773,210
EMS-Chemie Holding AG (Registered)	983	231,848
Geberit AG (Registered)*	4,521	1,000,851
Givaudan S.A. (Registered)*	1,014	1,075,019
Glencore International plc	454,226	2,647,092
Holcim Ltd. (Registered)*	27,539	2,028,329
Julius Baer Group Ltd.*	26,908	968,113
Kuehne + Nagel International AG (Registered)	6,604	803,712
Lindt & Spruengli AG*	108	352,239
Lindt & Spruengli AG (Registered)*	13	490,591
Lonza Group AG (Registered)	6,022	325,715
Nestle S.A. (Registered)	386,689	25,202,113
Novartis AG (Registered)	276,275	17,491,389
Pargesa Holding S.A.	3,339	231,064
Partners Group Holding AG	1,846	426,373
Roche Holding AG	84,386	17,191,530
Schindler Holding AG	5,920	855,092
Schindler Holding AG (Registered)	2,526	358,015

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
SGS S.A. (Registered)	656	$1,457,268
Sika AG	255	590,994
Sonova Holding AG (Registered)*	5,790	641,457
STMicroelectronics N.V.	77,009	561,473
Sulzer AG (Registered)	2,805	444,531
Swatch Group AG	3,697	1,902,604
Swatch Group AG (Registered)	5,315	464,187
Swiss Life Holding AG (Registered)*	3,727	497,420
Swiss Prime Site AG (Registered)*	6,331	529,731
Swiss Reinsurance AG*	42,386	3,093,511
Swisscom AG (Registered)	2,839	1,224,438
Syngenta AG (Registered)	11,293	4,555,405
Transocean Ltd.	42,490	1,898,517
UBS AG (Registered)*	437,780	6,884,605
Wolseley plc	33,170	1,576,606
Xstrata plc	251,681	4,476,416
Zurich Insurance Group AG*	17,730	4,740,854

		124,409,258

United Kingdom (10.9%)
3i Group plc	120,186	420,144
Aberdeen Asset Management plc	100,413	595,436
Admiral Group plc	25,006	478,837
Aggreko plc	32,039	918,828
AMEC plc	38,379	627,914
Anglo American plc	166,485	5,314,455
Antofagasta plc	46,771	1,039,291
ARM Holdings plc	163,790	2,094,370
Associated British Foods plc	43,412	1,105,007
AstraZeneca plc	149,529	7,069,040
Aviva plc	347,439	2,097,419
Babcock International Group plc	43,874	680,869
BAE Systems plc	392,541	2,156,612
Balfour Beatty plc	79,477	355,170
Barclays plc	1,400,278	6,046,937
BG Group plc	408,237	6,845,427
BHP Billiton plc	253,837	8,919,706
BP plc	2,286,095	15,839,811
British American Tobacco plc	233,034	11,807,841
British Land Co. plc (REIT)	101,619	944,729
British Sky Broadcasting Group plc	131,128	1,638,038
BT Group plc	943,507	3,556,546
Bunzl plc	40,377	659,267
Burberry Group plc	53,333	1,091,969
Capita plc	78,121	967,342
Capital Shopping Centres Group plc (REIT)	64,575	363,330
Carnival plc	21,586	834,441
Centrica plc	623,571	3,387,483
Cobham plc	125,409	456,083
Compass Group plc	224,899	2,659,827
Croda International plc	15,978	619,025
Diageo plc	301,036	8,763,918
Eurasian Natural Resources Corp.	30,364	146,083
Evraz plc	37,064	163,595
G4S plc	169,788	$708,977
GKN plc	190,885	712,240
GlaxoSmithKline plc	596,414	12,949,094
Hammerson plc (REIT)	82,984	668,613
Hargreaves Lansdown plc	28,479	316,464
HSBC Holdings plc	2,195,699	23,223,537
ICAP plc	67,566	345,668
IMI plc	37,833	672,890
Imperial Tobacco Group plc	119,511	4,614,899
Inmarsat plc	53,120	512,775
InterContinental Hotels Group plc	32,638	917,835
International Consolidated Airlines Group S.A.*	110,381	326,218
Intertek Group plc	19,551	986,660
Invensys plc	94,171	511,635
Investec plc	62,732	427,269
ITV plc	432,123	741,320
J Sainsbury plc	149,061	838,682
Johnson Matthey plc	24,986	959,596
Kazakhmys plc	26,595	349,718
Kingfisher plc	281,939	1,302,245
Land Securities Group plc (REIT)	92,408	1,249,338
Legal & General Group plc	701,078	1,692,553
Lloyds Banking Group plc*	5,046,355	4,043,540
London Stock Exchange Group plc	21,300	372,054
Marks & Spencer Group plc	190,297	1,186,445
Meggitt plc	93,142	580,630
Melrose Industries plc	143,413	534,285
National Grid plc	433,224	4,962,333
Next plc	19,995	1,234,106
Old Mutual plc	583,986	1,734,614
Pearson plc	98,297	1,921,642
Petrofac Ltd.	31,486	853,045
Prudential plc	307,056	4,284,439
Randgold Resources Ltd.	10,666	1,051,198
Reckitt Benckiser Group plc	78,276	4,903,501
Reed Elsevier plc	145,112	1,523,661
Resolution Ltd.	168,029	670,754
Rexam plc	102,822	722,544
Rio Tinto plc	161,116	9,388,625
Rolls-Royce Holdings plc*	224,461	3,234,093
Rolls-Royce Holdings plc (Preference), Class C*(b)†	17,210,960	27,958
Royal Bank of Scotland Group plc*	247,299	1,331,922
RSA Insurance Group plc	416,735	841,101
SABMiller plc	114,947	5,410,335
Sage Group plc	151,480	725,683
Schroders plc	13,136	369,052
Segro plc (REIT)	91,608	375,627
Serco Group plc	57,995	499,285
Severn Trent plc	29,176	747,498
Smith & Nephew plc	108,349	1,199,058
Smiths Group plc	47,920	943,218
SSE plc	113,775	2,629,464
Standard Chartered plc	286,646	7,266,095
Standard Life plc	279,651	1,493,708
Subsea 7 S.A.	33,429	799,522
Tate & Lyle plc	56,334	698,560

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Tesco plc	966,908	$5,311,534
TUI Travel plc	57,177	266,085
Tullow Oil plc	109,002	2,219,756
Unilever plc	154,279	5,856,095
United Utilities Group plc	80,587	884,301
Vedanta Resources plc	13,614	266,081
Vodafone Group plc	5,896,475	14,828,848
Weir Group plc	25,134	780,146
Whitbread plc	21,866	871,723
WM Morrison Supermarkets plc	278,273	1,190,215

		256,727,395

United States (0.0%)
Sims Metal Management Ltd.	19,979	194,787

Total Common Stocks (56.0%) (Cost $1,248,264,392)		1,319,755,351

	Number of Rights	Value (Note 1)
RIGHTS:
Singapore (0.0%)
Olam International Ltd., expiring 1/21/13*†	57,373	—

Spain (0.0%)
Repsol S.A., expiring 1/10/13*	97,329	$59,353

Total Rights (0.0%) (Cost $—)		59,353

Total Investments (56.0%) (Cost $1,248,264,392)		1,319,814,704
Other Assets Less Liabilities (44.0%)		1,038,767,145

Net Assets (100%)		$2,358,581,849

*	Non-income producing.
†	Securities (totaling $27,999 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt
CDI	— CHESS Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

Investments in companies which were affiliates for the year ended December 31, 2012, were as follows:

Securities	Market Value December 31, 2011	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)
AXA S.A.	$2,806,899	$75,683	$150,792	$3,848,229	$163,825	$(8,531)

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	11,994	March-13	$414,542,631	$413,993,212	$(549,419)
E-Mini MSCI EAFE Index	5	March-13	394,384	405,075	10,691
FTSE 100 Index	2,715	March-13	258,480,677	257,919,125	(561,552)
SPI 200 Index	856	March-13	101,080,137	102,580,584	1,500,447
TOPIX Index	2,643	March-13	241,101,279	262,820,396	21,719,117

					$22,119,284

At December 31, 2012, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 3/15/13	HSBC Bank plc	17,000	$27,609,536	$27,431,965	$177,571
European Union Euro vs. U.S. Dollar, expiring 3/15/13	HSBC Bank plc	33,900	44,774,544	44,247,467	527,077

					$704,648

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$141,680,678	$—	$141,680,678
Consumer Staples	—	152,717,351	—	152,717,351
Energy	—	101,637,105	—	101,637,105
Financials	—	325,720,689	41	325,720,730
Health Care	5,551	129,041,950	—	129,047,501
Industrials	88,682	166,049,256	27,958	166,165,896
Information Technology	—	57,516,212	—	57,516,212
Materials	—	130,415,155	—	130,415,155
Telecommunication Services	—	64,192,685	—	64,192,685
Utilities	—	50,662,038	—	50,662,038
Forward Currency Contracts	—	704,648	—	704,648
Futures	23,230,255	—	—	23,230,255
Rights			—
Consumer Staples	—	—	—	—
Energy	—	59,353	—	59,353

Total Assets	$23,324,488	$1,320,397,120	$27,999	$1,343,749,607

Liabilities:
Futures	$(1,110,971)	$—	$—	$(1,110,971)

Total Liabilities	$(1,110,971)	$—	$—	$(1,110,971)

Total	$22,213,517	$1,320,397,120	$27,999	$1,342,638,636

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Financials	Investments in Common Stocks- Industrials†	Investments in Rights-Consumer Staples††

Balance as of 12/31/11	$38	$24,531	$—
Total gains or losses (realized/unrealized) included in earnings	3	27,913	—
Purchases	—	—	—
Sales	—	—	—
Issuances	—	—	—
Settlements	—	(24,486)	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 12/31/12	$41	$27,958	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$3	$27,958	$—

†	Security received through corporate action with $0 cost.
††	Security received through a corporate action with $0 cost and market value.

Fair Values of Derivative Instruments as of December 31, 2012:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	704,648
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	23,230,255	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$23,934,903

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(1,110,971	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(1,110,971)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	1,439,893	—	1,439,893
Credit contracts	—	—	—	—	—
Equity contracts	—	144,302,112	—	—	144,302,112
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$144,302,112	$1,439,893	$—	$145,742,005

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	834,971	—	834,971
Credit contracts	—	—	—	—	—
Equity contracts	—	16,332,046	—	—	16,332,046
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$16,332,046	$834,971	$—	$17,167,017

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $78,625,000 and futures contracts with an average notional balance of approximately $1,012,655,000 for the year ended December 31, 2012.

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities and hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$62,358,229
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$80,125,597

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$228,370,147
Aggregate gross unrealized depreciation	(164,891,278)

Net unrealized appreciation	$63,478,869

Federal income tax cost of investments	$1,256,335,835

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $97,723,831 for Short Term. Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $116,884,022 for Short Term losses and $31,850,313 for Long Term losses.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Affiliated Issuers (Cost $5,338,518)	$3,848,229
Unaffiliated Issuers (Cost $1,242,925,874)	1,315,966,475
Cash	14,111,443
Foreign cash (Cost $991,691,649)	974,251,233
Cash held as collateral at broker	56,132,000
Dividends, interest and other receivables	3,335,963
Unrealized appreciation on forward foreign currency contracts	704,648
Receivable from Separate Accounts for Trust shares sold	81,035
Receivable for securities sold	12,176
Other assets	67,616

Total assets	2,368,510,818

LIABILITIES
Due to broker for futures variation margin	6,813,766
Payable to Separate Accounts for Trust shares redeemed	1,743,866
Investment management fees payable	889,951
Administrative fees payable	304,911
Distribution fees payable - Class IA	21
Accrued expenses	176,454

Total liabilities	9,928,969

NET ASSETS	$2,358,581,849

Net assets were comprised of:
Paid in capital	$2,439,594,896
Accumulated undistributed net investment income (loss)	(4,356,250)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(153,647,540)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	76,990,743

Net assets	$2,358,581,849

Class IA
Net asset value, offering and redemption price per share, $102,308 / 10,728 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.54

Class K
Net asset value, offering and redemption price per share, $2,358,479,541 / 247,328,648 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.54

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends ($163,825 of dividend income received from affiliates) (net of $3,002,766 foreign withholding tax)	$42,257,365
Interest	2,441,265

Total income	44,698,630

EXPENSES
Investment management fees	10,080,322
Administrative fees	3,458,975
Custodian fees	388,000
Printing and mailing expenses	205,742
Professional fees	102,009
Trustees’ fees	63,432
Distribution fees - Class IA	234
Miscellaneous	81,053

Total expenses	14,379,767

NET INVESTMENT INCOME (LOSS)	30,318,863

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($(8,531) of realized gain (loss) from affiliates)	(10,589,618)
Futures	144,302,112
Foreign currency transactions	(2,752,234)

Net realized gain (loss)	130,960,260

Change in unrealized appreciation (depreciation) on:
Securities ($1,116,439 of change in unrealized appreciation (depreciation) from affiliates)	183,318,651
Futures	16,332,046
Foreign currency translations	(4,215,191)

Net change in unrealized appreciation (depreciation)	195,435,506

NET REALIZED AND UNREALIZED GAIN (LOSS)	326,395,766

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$356,714,629

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$30,318,863	$32,479,635
Net realized gain (loss) on investments, futures and foreign currency transactions	130,960,260	(213,117,169)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	195,435,506	(241,422,111)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	356,714,629	(422,059,645)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,011)	(4,012)
Class K†	(29,323,822)	(98,115,230)

	(29,324,833)	(98,119,242)

Distributions from net realized capital gains
Class IA	—	(15,235,907)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(29,324,833)	(113,355,149)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 0 and 13,551,319 shares, respectively ]	—	138,250,332
Capital shares issued in reinvestment of dividends and distributions [ 106 and 1,636,169 shares, respectively ]	1,011	15,239,919
Capital shares repurchased [ 0 and (256,717,489) shares, respectively ]	—	(2,432,276,531	)(z)

Total Class IA transactions	1,011	(2,278,786,280)

Class K†
Capital shares sold [ 16,868,826 and 256,667,933 shares, respectively ]	137,972,514	2,399,128,760	(z)
Capital shares issued in reinvestment of dividends [ 3,075,242 and 12,165,546 shares, respectively ]	29,323,822	98,115,230
Capital shares repurchased [ (32,171,869) and (9,277,030) shares, respectively ]	(284,939,187)	(81,651,966)

Total Class K transactions	(117,642,851)	2,415,592,024

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(117,641,840)	136,805,744

TOTAL INCREASE (DECREASE) IN NET ASSETS	209,747,956	(398,609,050)
NET ASSETS:
Beginning of year	2,148,833,893	2,547,442,943

End of year (a)	$2,358,581,849	$2,148,833,893

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(4,356,250)	$(2,691,177)

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the ATM International Portfolio exchanged approximately 238,856,390 Class IA shares for approximately 238,856,390 Class K shares. This exchange amounted to approximately $2,240,422,332.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			August 28, 2009* to December 31, 2009
Class IA	2012	2011	2010
Net asset value, beginning of period	$8.28	$10.55	$10.12	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.30 (e)	0.09 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.26	(2.11)	0.38	0.11

Total from investment operations	1.36	(1.81)	0.47	0.13

Less distributions:
Dividends from net investment income	(0.10)	(0.40)	— #	(0.01)
Distributions from net realized gains	—	(0.06)	(0.04)	—

Total dividends and distributions	(0.10)	(0.46)	(0.04)	(0.01)

Net asset value, end of period	$9.54	$8.28	$10.55	$10.12

Total return (b)	16.37%	(17.09)%	4.75%	1.28%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$102	$88	$2,547,443	$2,464,452
Ratio of expenses to average net assets:
After reimbursements (a)	0.89%	0.63%	0.64%	0.68%
Before reimbursements (a)	0.89%	0.63%	0.65%	0.68%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	1.11%	2.77%	0.95%	0.69%
Before reimbursements (a)	1.11%	2.77%	0.95%	0.69%
Portfolio turnover rate	5%	6%	9%	123%

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$8.28	$9.31

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	(0.06	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.26	(0.57)

Total from investment operations	1.38	(0.63)

Less distributions:
Dividends from net investment income	(0.12)	(0.40)

Net asset value, end of period	$9.54	$8.28

Total return (b)	16.66%	(6.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,358,480	$2,148,746
Ratio of expenses to average net assets:
After reimbursements (a)	0.64%	0.63%
Before reimbursements (a)	0.64%	0.63%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	1.35%	(1.93)%
Before reimbursements (a)	1.35%	(1.93)%
Portfolio turnover rate	5%	6%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

ATM LARGE CAP PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	Since Incept.
Portfolio – Class IA Shares*	14.78%	8.48%
Portfolio – Class K Shares**	15.07	13.48
S&P 500 Index	16.00	12.61
VMI – Large Cap Core II	16.07	10.67
* Date of inception 8/28/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 14.78% for the year ended December 31, 2012. The Portfolio’s benchmarks, the S&P 500 Index, returned 16.00% and the VMI — Large Cap Core II returned 16.07% over the same period.

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of large-capitalization companies, including securities included in the Standard & Poor’s 500 Composite Stock Price Index.

Portfolio Highlights

Despite periodic worries about global economies, the U.S. election and budget woes in Washington, D.C., U.S. large cap stocks closed out the year with the S&P 500 Index up an impressive 16.0%, and volatility minimal. The Portfolio was fully invested in stocks throughout the year and its performance roughly matched both its primary and secondary benchmarks.

The sectors that contributed most to the performance of the Portfolio for the year were Financials, Information Technology, Consumer Discretionary, Health Care and Industrials.

The five stocks that contributed most to the performance of the Portfolio for the year were Apple Inc., Bank of America Corp., J P Morgan Chase & Co., General Electric Co. and Wells Fargo & Co.

The sectors that detracted most from the performance of the Portfolio for the year were Utilities, Materials, Telecommunication Services, Energy and Consumer Staples.

The five stocks that detracted most from the performance of the Portfolio for the year were Hewlett-Packard Co., Intel Corp., Occidental Petroleum Corp., McDonalds Corp. and Exelon Corp.

Sector Weightings as of December 31, 2012	% of Net Assets
Information Technology	10.6%
Financials	8.7
Health Care	6.7
Consumer Discretionary	6.4
Energy	6.1
Consumer Staples	5.9
Industrials	5.7
Materials	2.0
Utilities	1.9
Telecommunication Services	1.7
Cash and Other	44.3

100.0%

ATM LARGE CAP PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,053.40	$4.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.78	4.40
Class K
Actual	1,000.00	1,055.10	3.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.04	3.13

*   Expenses are equal to the Portfolio’s Class IA and Class K shares annualized expense ratios of 0.87% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (6.4%)
Auto Components (0.2%)
BorgWarner, Inc.*	21,743	$1,557,234
Delphi Automotive plc*	53,875	2,060,719
Goodyear Tire & Rubber Co.*	45,742	631,697
Johnson Controls, Inc.	127,065	3,900,895

		8,150,545

Automobiles (0.3%)
Ford Motor Co.	709,716	9,190,822
Harley-Davidson, Inc.	42,146	2,058,411

		11,249,233

Distributors (0.0%)
Genuine Parts Co.	28,865	1,835,237

Diversified Consumer Services (0.0%)
Apollo Group, Inc., Class A*	18,536	387,773
H&R Block, Inc.	50,455	936,949

		1,324,722

Hotels, Restaurants & Leisure (1.0%)
Carnival Corp.	82,890	3,047,865
Chipotle Mexican Grill, Inc.*	5,915	1,759,476
Darden Restaurants, Inc.	23,905	1,077,398
International Game Technology	49,511	701,571
Marriott International, Inc., Class A	45,768	1,705,773
McDonald’s Corp.	186,882	16,484,861
Starbucks Corp.	138,440	7,423,153
Starwood Hotels & Resorts Worldwide, Inc.	36,501	2,093,697
Wyndham Worldwide Corp.	26,064	1,386,866
Wynn Resorts Ltd.	14,824	1,667,552
Yum! Brands, Inc.	84,161	5,588,291

		42,936,503

Household Durables (0.2%)
D.R. Horton, Inc.	51,966	1,027,887
Garmin Ltd.	20,289	828,197
Harman International Industries, Inc.	12,659	565,098
Leggett & Platt, Inc.	26,199	713,137
Lennar Corp., Class A	30,566	1,181,987
Newell Rubbermaid, Inc.	53,514	1,191,757
PulteGroup, Inc.*	63,231	1,148,275
Whirlpool Corp.	14,464	1,471,712

		8,128,050

Internet & Catalog Retail (0.6%)
Amazon.com, Inc.*	67,460	16,941,904
Expedia, Inc.	17,384	1,068,247
Netflix, Inc.*	10,357	960,922
priceline.com, Inc.*	9,284	5,767,221
TripAdvisor, Inc.*	20,387	855,439

		25,593,733

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	21,634	776,661
Mattel, Inc.	63,833	2,337,564

		3,114,225

Media (2.0%)
Cablevision Systems Corp. - New York Group, Class A	39,841	$595,225
CBS Corp., Class B	110,019	4,186,223
Comcast Corp., Class A	494,688	18,491,437
DIRECTV*	112,461	5,641,044
Discovery Communications, Inc., Class A*	44,423	2,819,972
Gannett Co., Inc.	42,680	768,667
Interpublic Group of Cos., Inc.	80,244	884,289
McGraw-Hill Cos., Inc.	51,730	2,828,079
News Corp., Class A	375,330	9,585,928
Omnicom Group, Inc.	49,193	2,457,682
Scripps Networks Interactive, Inc., Class A	16,227	939,868
Time Warner Cable, Inc.	56,155	5,457,704
Time Warner, Inc.	176,271	8,431,042
Viacom, Inc., Class B	85,989	4,535,060
Walt Disney Co.	329,925	16,426,966
Washington Post Co., Class B	926	338,184

		84,387,370

Multiline Retail (0.4%)
Big Lots, Inc.*	10,725	305,234
Dollar General Corp.*	48,902	2,156,089
Dollar Tree, Inc.*	42,286	1,715,120
Family Dollar Stores, Inc.	17,808	1,129,205
J.C. Penney Co., Inc.	26,448	521,290
Kohl’s Corp.	39,410	1,693,842
Macy’s, Inc.	73,553	2,870,038
Nordstrom, Inc.	28,310	1,514,585
Target Corp.	121,108	7,165,960

		19,071,363

Specialty Retail (1.2%)
Abercrombie & Fitch Co., Class A	14,774	708,709
AutoNation, Inc.*	7,235	287,229
AutoZone, Inc.*	6,891	2,442,377
Bed Bath & Beyond, Inc.*	42,627	2,383,276
Best Buy Co., Inc.	49,701	588,957
CarMax, Inc.*	42,651	1,601,119
GameStop Corp., Class A	22,509	564,751
Gap, Inc.	55,290	1,716,202
Home Depot, Inc.	278,303	17,213,041
Limited Brands, Inc.	44,608	2,099,252
Lowe’s Cos., Inc.	209,318	7,434,975
O’Reilly Automotive, Inc.*	21,389	1,912,604
PetSmart, Inc.	20,088	1,372,814
Ross Stores, Inc.	41,402	2,241,918
Staples, Inc.	125,419	1,429,777
Tiffany & Co.	22,169	1,271,170
TJX Cos., Inc.	135,708	5,760,805
Urban Outfitters, Inc.*	20,334	800,346

		51,829,322

Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc.	52,760	2,928,708
Fossil, Inc.*	10,081	938,541
NIKE, Inc., Class B	135,914	7,013,162
Ralph Lauren Corp.	11,459	1,717,933

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
VF Corp.	16,495	$2,490,250

		15,088,594

Total Consumer Discretionary		272,708,897

Consumer Staples (5.9%)
Beverages (1.3%)
Beam, Inc.	29,642	1,810,830
Brown-Forman Corp., Class B	28,184	1,782,638
Coca-Cola Co.	718,100	26,031,125
Coca-Cola Enterprises, Inc.	50,179	1,592,180
Constellation Brands, Inc., Class A*	28,201	998,033
Dr. Pepper Snapple Group, Inc.	38,732	1,711,180
Molson Coors Brewing Co., Class B	29,118	1,245,959
Monster Beverage Corp.*	27,779	1,468,953
PepsiCo, Inc.	287,955	19,704,761

		56,345,659

Food & Staples Retailing (1.3%)
Costco Wholesale Corp.	80,471	7,948,121
CVS Caremark Corp.	232,114	11,222,712
Kroger Co.	95,612	2,487,824
Safeway, Inc.	44,332	801,966
Sysco Corp.	109,416	3,464,110
Walgreen Co.	159,898	5,917,825
Wal-Mart Stores, Inc.	311,342	21,242,865
Whole Foods Market, Inc.	32,163	2,937,447

		56,022,870

Food Products (1.0%)
Archer-Daniels-Midland Co.	122,425	3,353,221
Campbell Soup Co.	33,381	1,164,663
ConAgra Foods, Inc.	75,846	2,237,457
Dean Foods Co.*	34,313	566,508
General Mills, Inc.	120,112	4,853,726
H.J. Heinz Co.	59,776	3,447,880
Hershey Co.	27,865	2,012,410
Hormel Foods Corp.	24,960	779,002
J.M. Smucker Co.	20,157	1,738,340
Kellogg Co.	46,110	2,575,243
Kraft Foods Group, Inc.	110,218	5,011,612
McCormick & Co., Inc. (Non-Voting)	24,677	1,567,730
Mead Johnson Nutrition Co.	37,868	2,495,122
Mondelez International, Inc., Class A	330,751	8,424,228
Tyson Foods, Inc., Class A	53,338	1,034,757

		41,261,899

Household Products (1.2%)
Clorox Co.	24,290	1,778,514
Colgate-Palmolive Co.	82,661	8,641,381
Kimberly-Clark Corp.	72,857	6,151,316
Procter & Gamble Co.	509,034	34,558,318

		51,129,529

Personal Products (0.1%)
Avon Products, Inc.	80,379	1,154,243
Estee Lauder Cos., Inc., Class A	44,642	2,672,270

		3,826,513

Tobacco (1.0%)
Altria Group, Inc.	376,932	$11,843,203
Lorillard, Inc.	24,164	2,819,214
Philip Morris International, Inc.	310,992	26,011,371
Reynolds American, Inc.	60,323	2,499,182

		43,172,970

Total Consumer Staples		251,759,440

Energy (6.1%)
Energy Equipment & Services (1.0%)
Baker Hughes, Inc.	81,724	3,337,608
Cameron International Corp.*	45,953	2,594,506
Diamond Offshore Drilling, Inc.	12,984	882,393
Ensco plc, Class A	43,145	2,557,636
FMC Technologies, Inc.*	44,236	1,894,628
Halliburton Co.	172,766	5,993,252
Helmerich & Payne, Inc.	19,697	1,103,229
Nabors Industries Ltd.*	54,057	781,124
National Oilwell Varco, Inc.	79,432	5,429,177
Noble Corp.	46,936	1,634,311
Rowan Cos., plc, Class A*	23,144	723,713
Schlumberger Ltd.	247,128	17,123,499

		44,055,076

Oil, Gas & Consumable Fuels (5.1%)
Anadarko Petroleum Corp.	93,045	6,914,174
Apache Corp.	72,879	5,721,002
Cabot Oil & Gas Corp.	39,005	1,940,109
Chesapeake Energy Corp.	96,493	1,603,714
Chevron Corp.	364,339	39,399,619
ConocoPhillips	226,071	13,109,857
CONSOL Energy, Inc.	42,360	1,359,756
Denbury Resources, Inc.*	72,294	1,171,163
Devon Energy Corp.	70,065	3,646,183
EOG Resources, Inc.	50,450	6,093,856
EQT Corp.	27,893	1,645,129
Exxon Mobil Corp.#	848,848	73,467,794
Hess Corp.	55,338	2,930,700
Kinder Morgan, Inc.	117,540	4,152,688
Marathon Oil Corp.	131,451	4,030,288
Marathon Petroleum Corp.	63,188	3,980,844
Murphy Oil Corp.	34,354	2,045,781
Newfield Exploration Co.*	24,986	669,125
Noble Energy, Inc.	33,093	3,366,882
Occidental Petroleum Corp.	150,859	11,557,308
Peabody Energy Corp.	49,866	1,326,934
Phillips 66	116,487	6,185,460
Pioneer Natural Resources Co.	22,954	2,446,667
QEP Resources, Inc.	33,072	1,001,089
Range Resources Corp.	30,198	1,897,340
Southwestern Energy Co.*	65,085	2,174,490
Spectra Energy Corp.	123,842	3,390,794
Tesoro Corp.	26,073	1,148,516
Valero Energy Corp.	102,995	3,514,189
Williams Cos., Inc.	125,414	4,106,054
WPX Energy, Inc.*	37,285	554,801

		216,552,306

Total Energy		260,607,382

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Financials (8.7%)
Capital Markets (1.1%)
Ameriprise Financial, Inc.	38,364	$2,402,737
Bank of New York Mellon Corp.	217,515	5,590,135
BlackRock, Inc.	23,430	4,843,215
Charles Schwab Corp.	203,783	2,926,324
E*TRADE Financial Corp.*	47,909	428,786
Franklin Resources, Inc.	25,741	3,235,644
Goldman Sachs Group, Inc.	82,275	10,494,999
Invesco Ltd.	82,556	2,153,886
Legg Mason, Inc.	21,785	560,310
Morgan Stanley	257,407	4,921,622
Northern Trust Corp.	40,649	2,038,954
State Street Corp.	86,533	4,067,916
T. Rowe Price Group, Inc.	47,399	3,087,097

		46,751,625

Commercial Banks (1.6%)
BB&T Corp.	130,358	3,794,721
Comerica, Inc.	35,350	1,072,519
Fifth Third Bancorp	166,987	2,536,533
First Horizon National Corp.	45,997	455,830
Huntington Bancshares, Inc./Ohio	158,629	1,013,639
KeyCorp	174,060	1,465,585
M&T Bank Corp.	22,725	2,237,731
PNC Financial Services Group, Inc.	98,333	5,733,797
Regions Financial Corp.	262,650	1,870,068
SunTrust Banks, Inc.	100,092	2,837,608
U.S. Bancorp	350,009	11,179,288
Wells Fargo & Co.	911,349	31,149,909
Zions Bancorp	34,379	735,711

		66,082,939

Consumer Finance (0.5%)
American Express Co.	181,211	10,416,008
Capital One Financial Corp.	108,307	6,274,225
Discover Financial Services	93,948	3,621,695
SLM Corp.	85,954	1,472,392

		21,784,320

Diversified Financial Services (2.0%)
Bank of America Corp.	2,006,375	23,273,950
Citigroup, Inc.	545,857	21,594,103
CME Group, Inc./Illinois	57,055	2,893,259
IntercontinentalExchange, Inc.*	13,507	1,672,302
JPMorgan Chase & Co.	707,699	31,117,525
Leucadia National Corp.	36,879	877,351
Moody’s Corp.	36,088	1,815,948
NASDAQ OMX Group, Inc.	21,774	544,568
NYSE Euronext	45,236	1,426,744

		85,215,750

Insurance (2.2%)
ACE Ltd.	63,254	5,047,669
Aflac, Inc.	87,249	4,634,667
Allstate Corp.	89,618	3,599,955
American International Group, Inc.*	274,822	9,701,217
Aon plc	59,359	3,300,360
Assurant, Inc.	14,593	$506,377
Berkshire Hathaway, Inc., Class B*	339,562	30,458,711
Chubb Corp.	48,762	3,672,754
Cincinnati Financial Corp.	27,196	1,064,995
Genworth Financial, Inc., Class A*	92,084	691,551
Hartford Financial Services Group, Inc.	81,278	1,823,878
Lincoln National Corp.	51,195	1,325,951
Loews Corp.	57,921	2,360,281
Marsh & McLennan Cos., Inc.	101,107	3,485,158
MetLife, Inc.	203,098	6,690,048
Principal Financial Group, Inc.	51,356	1,464,673
Progressive Corp.	103,489	2,183,618
Prudential Financial, Inc.	86,420	4,608,779
Torchmark Corp.	17,702	914,662
Travelers Cos., Inc.	70,992	5,098,646
Unum Group	51,132	1,064,568
XL Group plc	55,877	1,400,278

		95,098,796

Real Estate Investment Trusts (REITs) (1.2%)
American Tower Corp. (REIT)	73,671	5,692,558
Apartment Investment & Management Co. (REIT), Class A	27,027	731,351
AvalonBay Communities, Inc. (REIT)	21,315	2,890,101
Boston Properties, Inc. (REIT)	28,022	2,965,008
Equity Residential (REIT)	59,868	3,392,719
HCP, Inc. (REIT)	84,096	3,799,457
Health Care REIT, Inc. (REIT)	48,302	2,960,430
Host Hotels & Resorts, Inc. (REIT)	135,092	2,116,892
Kimco Realty Corp. (REIT)	75,781	1,464,089
Plum Creek Timber Co., Inc. (REIT)	30,073	1,334,339
Prologis, Inc. (REIT)	85,601	3,123,580
Public Storage (REIT)	26,941	3,905,367
Simon Property Group, Inc. (REIT)	57,598	9,105,668
Ventas, Inc. (REIT)	54,964	3,557,270
Vornado Realty Trust (REIT)	31,558	2,527,165
Weyerhaeuser Co. (REIT)	100,733	2,802,392

		52,368,386

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	56,130	1,116,987

Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	88,438	719,001
People’s United Financial, Inc.	64,624	781,304

		1,500,305

Total Financials		369,919,108

Health Care (6.7%)
Biotechnology (0.9%)
Alexion Pharmaceuticals, Inc.*	36,140	3,390,293
Amgen, Inc.	142,914	12,336,337
Biogen Idec, Inc.*	44,113	6,470,054
Celgene Corp.*	78,739	6,198,334

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Gilead Sciences, Inc.*	141,058	$10,360,710

		38,755,728

Health Care Equipment & Supplies (1.4%)
Abbott Laboratories	293,539	19,226,804
Baxter International, Inc.	102,309	6,819,918
Becton, Dickinson and Co.	36,684	2,868,322
Boston Scientific Corp.*	255,538	1,464,233
C.R. Bard, Inc.	14,227	1,390,547
CareFusion Corp.*	41,275	1,179,640
Covidien plc	88,175	5,091,224
DENTSPLY International, Inc.	26,448	1,047,605
Edwards Lifesciences Corp.*	21,513	1,939,827
Intuitive Surgical, Inc.*	7,435	3,645,901
Medtronic, Inc.	188,245	7,721,810
St. Jude Medical, Inc.	57,290	2,070,461
Stryker Corp.	53,746	2,946,356
Varian Medical Systems, Inc.*	20,380	1,431,491
Zimmer Holdings, Inc.	32,303	2,153,318

		60,997,457

Health Care Providers & Services (1.1%)
Aetna, Inc.	62,349	2,886,759
AmerisourceBergen Corp.	43,768	1,889,902
Cardinal Health, Inc.	63,215	2,603,194
Cigna Corp.	53,197	2,843,912
Coventry Health Care, Inc.	25,159	1,127,878
DaVita HealthCare Partners, Inc.*	15,627	1,727,252
Express Scripts Holding Co.*	151,924	8,203,896
Humana, Inc.	29,458	2,021,702
Laboratory Corp. of America Holdings*	17,624	1,526,591
McKesson Corp.	43,989	4,265,173
Patterson Cos., Inc.	15,560	532,619
Quest Diagnostics, Inc.	29,528	1,720,597
Tenet Healthcare Corp.*	19,797	642,809
UnitedHealth Group, Inc.	190,160	10,314,278
WellPoint, Inc.	56,447	3,438,751

		45,745,313

Health Care Technology (0.1%)
Cerner Corp.*	27,159	2,108,625

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.	64,803	2,653,035
Life Technologies Corp.*	31,995	1,570,314
PerkinElmer, Inc.	21,345	677,490
Thermo Fisher Scientific, Inc.	67,074	4,277,980
Waters Corp.*	16,223	1,413,348

		10,592,167

Pharmaceuticals (3.0%)
Allergan, Inc.	57,256	5,252,093
Bristol-Myers Squibb Co.	307,231	10,012,658
Eli Lilly and Co.	190,081	9,374,795
Forest Laboratories, Inc.*	43,502	1,536,491
Hospira, Inc.*	30,720	959,693
Johnson & Johnson	515,940	36,167,394
Merck & Co., Inc.	565,910	23,168,355
Mylan, Inc.*	75,848	2,084,303
Perrigo Co.	16,447	1,710,981
Pfizer, Inc.	1,370,574	34,373,996
Watson Pharmaceuticals, Inc.*	23,739	$2,041,554

		126,682,313

Total Health Care		284,881,603

Industrials (5.7%)
Aerospace & Defense (1.3%)
Boeing Co.	126,278	9,516,310
General Dynamics Corp.	61,845	4,284,003
Honeywell International, Inc.	145,844	9,256,719
L-3 Communications Holdings, Inc.	17,554	1,344,988
Lockheed Martin Corp.	50,008	4,615,238
Northrop Grumman Corp.	45,746	3,091,515
Precision Castparts Corp.	27,161	5,144,837
Raytheon Co.	61,383	3,533,205
Rockwell Collins, Inc.	26,095	1,517,946
Textron, Inc.	52,247	1,295,203
United Technologies Corp.	156,946	12,871,141

		56,471,105

Air Freight & Logistics (0.4%)
C.H. Robinson Worldwide, Inc.	29,949	1,893,376
Expeditors International of Washington, Inc.	38,859	1,536,873
FedEx Corp.	54,423	4,991,678
United Parcel Service, Inc., Class B	133,247	9,824,301

		18,246,228

Airlines (0.0%)
Southwest Airlines Co.	137,334	1,406,300

Building Products (0.0%)
Masco Corp.	66,467	1,107,340

Commercial Services & Supplies (0.3%)
ADT Corp.	43,256	2,010,971
Avery Dennison Corp.	18,518	646,649
Cintas Corp.	19,740	807,366
Iron Mountain, Inc.	30,960	961,308
Pitney Bowes, Inc.	36,868	392,276
Republic Services, Inc.	55,601	1,630,777
Stericycle, Inc.*	15,978	1,490,268
Tyco International Ltd.	86,689	2,535,653
Waste Management, Inc.	81,182	2,739,081

		13,214,349

Construction & Engineering (0.1%)
Fluor Corp.	30,908	1,815,536
Jacobs Engineering Group, Inc.*	24,144	1,027,810
Quanta Services, Inc.*	39,596	1,080,575

		3,923,921

Electrical Equipment (0.4%)
Eaton Corp. plc	85,966	4,659,357
Emerson Electric Co.	134,828	7,140,491
Rockwell Automation, Inc.	25,974	2,181,557
Roper Industries, Inc.	18,338	2,044,320

		16,025,725

Industrial Conglomerates (1.4%)
3M Co.	118,554	11,007,739
Danaher Corp.	108,372	6,057,994

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
General Electric Co.	1,952,117	$40,974,936

		58,040,669

Machinery (1.1%)
Caterpillar, Inc.	121,936	10,923,027
Cummins, Inc.	32,901	3,564,823
Deere & Co.	72,945	6,303,907
Dover Corp.	33,376	2,193,137
Flowserve Corp.	9,377	1,376,544
Illinois Tool Works, Inc.	79,330	4,824,057
Ingersoll-Rand plc	52,131	2,500,203
Joy Global, Inc.	19,675	1,254,871
PACCAR, Inc.	65,698	2,970,207
Pall Corp.	20,655	1,244,670
Parker Hannifin Corp.	27,863	2,370,027
Pentair Ltd. (Registered)	39,235	1,928,400
Snap-on, Inc.	10,853	857,278
Stanley Black & Decker, Inc.	31,413	2,323,620
Xylem, Inc.	34,563	936,657

		45,571,428

Professional Services (0.1%)
Dun & Bradstreet Corp.	8,264	649,964
Equifax, Inc.	22,223	1,202,709
Robert Half International, Inc.	26,010	827,638

		2,680,311

Road & Rail (0.5%)
CSX Corp.	191,928	3,786,739
Norfolk Southern Corp.	58,859	3,639,841
Ryder System, Inc.	9,447	471,689
Union Pacific Corp.	87,625	11,016,215

		18,914,484

Trading Companies & Distributors (0.1%)
Fastenal Co.	50,200	2,343,838
W.W. Grainger, Inc.	11,153	2,257,033

		4,600,871

Total Industrials		240,202,731

Information Technology (10.6%)
Communications Equipment (1.1%)
Cisco Systems, Inc.	988,296	19,420,016
F5 Networks, Inc.*	14,723	1,430,340
Harris Corp.	21,183	1,037,120
JDS Uniphase Corp.*	43,484	588,773
Juniper Networks, Inc.*	95,976	1,887,848
Motorola Solutions, Inc.	52,236	2,908,501
QUALCOMM, Inc.	317,214	19,673,612

		46,946,210

Computers & Peripherals (2.8%)
Apple, Inc.	175,124	93,346,346
Dell, Inc.	271,593	2,751,237
EMC Corp.*	392,125	9,920,763
Hewlett-Packard Co.	366,151	5,217,652
NetApp, Inc.*	66,693	2,237,550
SanDisk Corp.*	44,952	1,958,109
Seagate Technology plc	62,481	1,904,421
Western Digital Corp.	40,774	1,732,487

		119,068,565

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	29,849	$1,931,230
Corning, Inc.	275,047	3,471,093
FLIR Systems, Inc.	28,016	625,037
Jabil Circuit, Inc.	34,724	669,826
Molex, Inc.	25,730	703,201
TE Connectivity Ltd.	78,591	2,917,298

		10,317,685

Internet Software & Services (1.2%)
Akamai Technologies, Inc.*	33,025	1,351,053
eBay, Inc.*	216,749	11,058,534
Google, Inc., Class A*	49,554	35,152,121
VeriSign, Inc.*	28,882	1,121,199
Yahoo!, Inc.*	193,740	3,855,426

		52,538,333

IT Services (2.1%)
Accenture plc, Class A	118,916	7,907,914
Automatic Data Processing, Inc.	90,363	5,151,595
Cognizant Technology Solutions Corp., Class A*	55,937	4,142,135
Computer Sciences Corp.	28,897	1,157,325
Fidelity National Information Services, Inc.	46,443	1,616,681
Fiserv, Inc.*	24,813	1,960,971
International Business Machines Corp.	197,814	37,891,272
Mastercard, Inc., Class A	19,974	9,812,827
Paychex, Inc.	60,040	1,869,645
SAIC, Inc.	52,660	596,111
Teradata Corp.*	31,512	1,950,278
Total System Services, Inc.	30,027	643,178
Visa, Inc., Class A	97,040	14,709,323
Western Union Co.	110,963	1,510,206

		90,919,461

Office Electronics (0.0%)
Xerox Corp.	235,211	1,604,139

Semiconductors & Semiconductor Equipment (1.1%)
Advanced Micro Devices, Inc.*	113,897	273,353
Altera Corp.	59,656	2,054,553
Analog Devices, Inc.	56,028	2,356,538
Applied Materials, Inc.	222,943	2,550,468
Broadcom Corp., Class A*	96,517	3,205,329
First Solar, Inc.*	11,119	343,355
Intel Corp.	926,322	19,110,023
KLA-Tencor Corp.	30,940	1,477,694
Lam Research Corp.*	31,912	1,152,980
Linear Technology Corp.	43,211	1,482,137
LSI Corp.*	103,272	731,166
Microchip Technology, Inc.	36,271	1,182,072
Micron Technology, Inc.*	189,121	1,200,918
NVIDIA Corp.	116,210	1,428,221
Teradyne, Inc.*	34,956	590,407
Texas Instruments, Inc.	208,602	6,454,146
Xilinx, Inc.	48,491	1,740,827

		47,334,187

Software (2.0%)
Adobe Systems, Inc.*	92,159	3,472,551
Autodesk, Inc.*	41,749	1,475,827
BMC Software, Inc.*	26,464	1,049,562

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
CA, Inc.	62,362	$1,370,717
Citrix Systems, Inc.*	34,754	2,285,076
Electronic Arts, Inc.*	56,755	824,650
Intuit, Inc.	51,868	3,086,146
Microsoft Corp.	1,410,115	37,692,374
Oracle Corp.	699,772	23,316,403
Red Hat, Inc.*	35,906	1,901,582
Salesforce.com, Inc.*	24,323	4,088,696
Symantec Corp.*	129,157	2,429,443

		82,993,027

Total Information Technology		451,721,607

Materials (2.0%)
Chemicals (1.4%)
Air Products and Chemicals, Inc.	39,604	3,327,528
Airgas, Inc.	13,144	1,199,916
CF Industries Holdings, Inc.	11,698	2,376,566
Dow Chemical Co.	223,249	7,215,408
E.I. du Pont de Nemours & Co.	173,611	7,807,287
Eastman Chemical Co.	28,523	1,940,990
Ecolab, Inc.	49,124	3,532,015
FMC Corp.	25,588	1,497,410
International Flavors & Fragrances, Inc.	15,209	1,012,007
LyondellBasell Industries N.V., Class A	70,694	4,035,920
Monsanto Co.	99,574	9,424,679
Mosaic Co.	51,514	2,917,238
PPG Industries, Inc.	28,578	3,868,032
Praxair, Inc.	55,335	6,056,416
Sherwin-Williams Co.	15,941	2,452,045
Sigma-Aldrich Corp.	22,375	1,646,352

		60,309,809

Construction Materials (0.0%)
Vulcan Materials Co.	24,136	1,256,279

Containers & Packaging (0.1%)
Ball Corp.	28,608	1,280,208
Bemis Co., Inc.	19,282	645,176
Owens-Illinois, Inc.*	30,757	654,201
Sealed Air Corp.	36,176	633,442

		3,213,027

Metals & Mining (0.4%)
Alcoa, Inc.	198,333	1,721,530
Allegheny Technologies, Inc.	20,004	607,321
Cliffs Natural Resources, Inc.	26,526	1,022,843
Freeport-McMoRan Copper & Gold, Inc.	176,719	6,043,790
Newmont Mining Corp.	92,465	4,294,075
Nucor Corp.	59,005	2,547,836
Titanium Metals Corp.	6,750	111,442
United States Steel Corp.	26,959	643,511

		16,992,348

Paper & Forest Products (0.1%)
International Paper Co.	81,687	3,254,410
MeadWestvaco Corp.	32,374	1,031,759

		4,286,169

Total Materials		86,057,632

Telecommunication Services (1.7%)
Diversified Telecommunication Services (1.5%)
AT&T, Inc.	1,057,364	$35,643,740
CenturyLink, Inc.	116,223	4,546,644
Frontier Communications Corp.	186,081	796,427
Verizon Communications, Inc.	531,259	22,987,577
Windstream Corp.	109,475	906,453

		64,880,841

Wireless Telecommunication Services (0.2%)
Crown Castle International Corp.*	54,650	3,943,544
MetroPCS Communications, Inc.*	58,771	584,184
Sprint Nextel Corp.*	559,983	3,175,103

		7,702,831

Total Telecommunication Services		72,583,672

Utilities (1.9%)
Electric Utilities (1.1%)
American Electric Power Co., Inc.	90,389	3,857,802
Duke Energy Corp.	131,078	8,362,776
Edison International	60,531	2,735,396
Entergy Corp.	33,039	2,106,236
Exelon Corp.	159,055	4,730,296
FirstEnergy Corp.	77,747	3,246,715
NextEra Energy, Inc.	78,818	5,453,417
Northeast Utilities	58,370	2,281,100
Pepco Holdings, Inc.	42,684	837,033
Pinnacle West Capital Corp.	20,368	1,038,361
PPL Corp.	108,308	3,100,858
Southern Co.	162,738	6,966,814
Xcel Energy, Inc.	90,612	2,420,247

		47,137,051

Gas Utilities (0.0%)
AGL Resources, Inc.	21,937	876,822
ONEOK, Inc.	38,024	1,625,526

		2,502,348

Independent Power Producers & Energy Traders (0.1%)
AES Corp.	114,891	1,229,334
NRG Energy, Inc.	59,888	1,376,825

		2,606,159

Multi-Utilities (0.7%)
Ameren Corp.	45,085	1,385,011
CenterPoint Energy, Inc.	79,410	1,528,642
CMS Energy Corp.	49,143	1,198,106
Consolidated Edison, Inc.	54,438	3,023,486
Dominion Resources, Inc.	106,972	5,541,150
DTE Energy Co.	31,999	1,921,540
Integrys Energy Group, Inc.	14,376	750,715
NiSource, Inc.	57,580	1,433,166
PG&E Corp.	80,011	3,214,842
Public Service Enterprise Group, Inc.	93,984	2,875,910
SCANA Corp.	24,434	1,115,168
Sempra Energy	41,917	2,973,592

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
TECO Energy, Inc.	38,031	$637,400
Wisconsin Energy Corp.	42,749	1,575,301

		29,174,029

Total Utilities		81,419,587

Total Investments (55.7%) (Cost $1,793,512,352)		2,371,861,659
Other Assets Less Liabilities (44.3%)		1,884,331,324

Net Assets (100%)		$4,256,192,983

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $36,151,416.

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	26,539	March-13	$1,888,580,245	$1,884,401,695	$(4,178,550)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$272,708,897	$—	$—	$272,708,897
Consumer Staples	251,759,440	—	—	251,759,440
Energy	260,607,382	—	—	260,607,382
Financials	369,919,108	—	—	369,919,108
Health Care	284,881,603	—	—	284,881,603
Industrials	240,202,731	—	—	240,202,731
Information Technology	451,721,607	—	—	451,721,607
Materials	86,057,632	—	—	86,057,632
Telecommunication Services	72,583,672	—	—	72,583,672
Utilities	81,419,587	—	—	81,419,587

Total Assets	$2,371,861,659	$—	$—	$2,371,861,659

Liabilities:
Futures	$(4,178,550)	$—	$—	$(4,178,550)

Total Liabilities	$(4,178,550)	$—	$—	$(4,178,550)

Total	$2,367,683,109	$—	$—	$2,367,683,109

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary	Investments in Preferred Stocks- Consumer Discretionary

Balance as of 12/31/11	$—	$—
Total gains or losses (realized/unrealized) included in earnings	5,548	576
Purchases	—	—
Sales	(5,548)	(576)
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/12	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$—	$—

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(4,178,550	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(4,178,550)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	314,946,318	—	—	314,946,318
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$314,946,318	$—	$—	$314,946,318

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(7,917,639)	—	—	(7,917,639)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(7,917,639)	$—	$—	$(7,917,639)

The Portfolio held futures contracts with an average notional balance of approximately $2,079,324,000 during the year ended December 31, 2012.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$85,527,688
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$305,619,380

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$655,922,632
Aggregate gross unrealized depreciation	(79,838,363)

Net unrealized appreciation	$576,084,269

Federal income tax cost of investments	$1,795,777,390

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $77,371,219 for Short Term and $83,008,064 for Long Term during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $1,793,512,352)	$2,371,861,659
Cash	1,721,924,279
Cash held as collateral at broker	111,204,000
Due from broker for futures variation margin	47,939,068
Receivable for securities sold	7,623,930
Dividends, interest and other receivables	2,774,554
Receivable from Separate Accounts for Trust shares sold	282,508
Other assets	8,848

Total assets	4,263,618,846

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	3,037,858
Payable for securities purchased	2,084,373
Investment management fees payable	1,596,823
Administrative fees payable	547,566
Distribution fees payable - Class IA	28
Accrued expenses	159,215

Total liabilities	7,425,863

NET ASSETS	$4,256,192,983

Net assets were comprised of:
Paid in capital	$3,648,965,042
Accumulated undistributed net investment income (loss)	797,814
Accumulated undistributed net realized gain (loss) on investments and futures	32,259,370
Net unrealized appreciation (depreciation) on investments and futures	574,170,757

Net assets	$4,256,192,983

Class IA
Net asset value, offering and redemption price per share, $131,265 / 11,596 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.32

Class K
Net asset value, offering and redemption price per share, $4,256,061,718 / 376,011,499 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.32

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $31,344 foreign withholding tax)	$55,855,216
Interest	1,951,652

Total income	57,806,868

EXPENSES
Investment management fees	19,833,074
Administrative fees	6,808,463
Printing and mailing expenses	413,577
Professional fees	145,364
Trustees’ fees	128,162
Custodian fees	96,000
Distribution fees - Class IA	315
Miscellaneous	121,977

Total expenses	27,546,932

NET INVESTMENT INCOME (LOSS)	30,259,936

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	55,565,831
Futures	314,946,318

Net realized gain (loss)	370,512,149

Change in unrealized appreciation (depreciation) on:
Securities	244,666,784
Futures	(7,917,639)

Net change in unrealized appreciation (depreciation)	236,749,145

NET REALIZED AND UNREALIZED GAIN (LOSS)	607,261,294

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$637,521,230

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$30,259,936	$25,121,768
Net realized gain (loss) on investments and futures	370,512,149	(124,711,029)
Net change in unrealized appreciation (depreciation) on investments and futures	236,749,145	(95,969,497)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	637,521,230	(195,558,758)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(603)	(634)
Class K†	(30,367,211)	(24,445,530)

	(30,367,814)	(24,446,164)

Distributions from net realized capital gains
Class IA	(4,505)	(152,480,684)
Class K†	(146,124,129)	—

	(146,128,634)	(152,480,684)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(176,496,448)	(176,926,848)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 0 and 28,966,056 shares, respectively ]	—	308,806,868
Capital shares issued in reinvestment of dividends and distributions [ 449 and 15,231,369 shares, respectively ]	5,108	152,481,318
Capital shares repurchased [ 0 and (469,238,913) shares, respectively ]	—	(4,820,358,918	)(z)

Total Class IA transactions	5,108	(4,359,070,732)

Class K†
Capital shares sold [ 2,868,650 and 439,567,535 shares, respectively ]	32,103,562	4,447,726,605	(z)
Capital shares issued in reinvestment of dividends and distributions [ 15,541,468 and 2,459,433 shares, respectively ]	176,491,340	24,445,530
Capital shares repurchased [ (70,891,863) and (13,533,724) shares, respectively ]	(809,068,239)	(136,390,873)

Total Class K transactions	(600,473,337)	4,335,781,262

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(600,468,229)	(23,289,470)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(139,443,447)	(395,775,076)
NET ASSETS:
Beginning of year	4,395,636,430	4,791,411,506

End of year (a)	$4,256,192,983	$4,395,636,430

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$797,814	$1,007,179

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the ATM Large Cap Portfolio exchanged approximately 423,319,321 Class IA shares for approximately 423,319,321 Class K shares. This exchange amounted to approximately $4,282,731,023.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			August 28, 2009* to December 31, 2009
Class IA	2012	2011	2010
Net asset value, beginning of period	$10.26	$11.27	$10.64	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.06 (e)	0.06 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures	1.46	(0.64)	1.24	0.64

Total from investment operations	1.51	(0.58)	1.30	0.68

Less distributions:
Dividends from net investment income	(0.05)	(0.06)	(0.06)	(0.04)
Distributions from net realized gains	(0.40)	(0.37)	(0.61)	—

Total dividends and distributions	(0.45)	(0.43)	(0.67)	(0.04)

Net asset value, end of period	$11.32	$10.26	$11.27	$10.64

Total return (b)	14.78%	(5.02)%	12.79%	6.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$131	$114	$4,791,412	$4,608,735
Ratio of expenses to average net assets:
After reimbursements (a)	0.87%	0.59%	0.59%	0.62%
Before reimbursements (a)	0.87%	0.62%	0.62%	0.63%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.44%	0.50%	0.56%	1.19%
Before reimbursements (a)	0.44%	0.47%	0.53%	1.18%
Portfolio turnover rate	4%	7%	6%	44%

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$10.26	$10.01

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures	1.46	0.29

Total from investment operations	1.54	0.31

Less distributions:
Dividends from net investment income	(0.08)	(0.06)
Distributions from net realized gains	(0.40)	—

Total dividends and distributions	(0.48)	(0.06)

Net asset value, end of period	$11.32	$10.26

Total return (b)	15.07%	3.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,256,062	$4,395,522
Ratio of expenses to average net assets:
After reimbursements (a)	0.62%	0.61%
Before reimbursements (a)	0.62%	0.61%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.68%	0.65%
Before reimbursements (a)	0.68%	0.65%
Portfolio turnover rate	4%	7%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

ATM MID CAP PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	Since Incept.
Portfolio – Class IA Shares*	16.23%	10.02%
Portfolio – Class K Shares**	16.53	13.31
S&P Mid Cap 400 Index	17.88	15.44
VMI – Mid
Cap Core II	17.63	11.38
* Date of inception 8/28/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 16.23% for the year ended December 31, 2012. The Portfolio’s benchmarks, the S&P MidCap 400 Index, returned 17.88% and the VMI — Mid Cap Core II, returned 17.63% over the same period.

Portfolio Highlights

Despite periodic worries about global economies, the U.S. election and budget woes in Washington, D.C., U.S. midcap stocks finished the year with strong returns of 17.9%, as measured by the S&P 400 Midcap Index. Volatility was subdued throughout the year, and the Portfolio’s performance roughly matched both its primary and secondary benchmarks.

The sectors that contributed most to the performance of the S & P Mid Cap 400 Index for the year were Financials, Industrials, Consumer Discretionary, Health Care and Information Technology.

The five stocks that contributed most to the performance of the S & P Mid Cap 400 Index for the year were Regeneron Pharmaceuticals Inc., HollyFrontier Corp. Equinix Inc., Monster Beverage Corp. and Rackspace Hosting Inc.

The sectors that detracted most from the performance of the S & P Mid Cap 400 Index for the year were Telecommunication Services, Energy, Utilities, Consumer Staples and Materials.

The five stocks that detracted most from the performance of the S & P Mid Cap 400 Index for the year were AllScripts Healthcare Solutions Inc., Gentex corp., Arch Coal Inc., Superior Energy Services Inc. and SM Energy Co.

Sector Weightings as of December 31, 2012	% of Net Assets
Financials	10.9%
Industrials	8.6
Information Technology	7.7
Consumer Discretionary	6.6
Health Care	4.6
Materials	3.6
Energy	3.0
Utilities	2.4
Consumer Staples	1.9
Telecommunication Services	0.2
Cash and Other	50.5

100.0%

ATM MID CAP PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,083.70	$4.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.60	4.58
Class K
Actual	1,000.00	1,085.30	3.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.86	3.31

*   Expenses are equal to the Portfolio’s Class IA and Class K shares annualized expense ratios of 0.90% and 0.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (6.6%)
Auto Components (0.1%)
Gentex Corp.	27,039	$508,874

Automobiles (0.1%)
Thor Industries, Inc.	8,322	311,493

Distributors (0.3%)
LKQ Corp.*	56,260	1,187,086

Diversified Consumer Services (0.4%)
DeVry, Inc.	10,815	256,640
Matthews International Corp., Class A	5,143	165,090
Regis Corp.	10,799	182,719
Service Corp. International	40,317	556,778
Sotheby’s, Inc.	12,884	433,160
Strayer Education, Inc.	2,248	126,270

		1,720,657

Hotels, Restaurants & Leisure (0.7%)
Bally Technologies, Inc.*	7,778	347,754
Bob Evans Farms, Inc.	5,367	215,753
Brinker International, Inc.	13,794	427,476
Cheesecake Factory, Inc.	9,446	309,073
International Speedway Corp., Class A	4,817	133,046
Life Time Fitness, Inc.*	7,551	371,585
Panera Bread Co., Class A*	5,387	855,617
Scientific Games Corp., Class A*	9,918	85,989
Wendy’s Co.	53,362	250,801
WMS Industries, Inc.*	10,355	181,213

		3,178,307

Household Durables (1.1%)
Jarden Corp.*	13,882	717,699
KB Home	14,401	227,536
M.D.C. Holdings, Inc.	7,405	272,208
Mohawk Industries, Inc.*	11,059	1,000,508
NVR, Inc.*	960	883,200
Tempur-Pedic International, Inc.*	11,309	356,120
Toll Brothers, Inc.*	28,355	916,717
Tupperware Brands Corp.	10,448	669,717

		5,043,705

Internet & Catalog Retail (0.1%)
HSN, Inc.	6,879	378,895

Leisure Equipment & Products (0.2%)
Polaris Industries, Inc.	12,236	1,029,660

Media (0.6%)
AMC Networks, Inc., Class A*	10,866	537,867
Cinemark Holdings, Inc.	19,320	501,934
DreamWorks Animation SKG, Inc., Class A*	13,555	224,606
John Wiley & Sons, Inc., Class A	8,918	347,178
Lamar Advertising Co., Class A*	10,472	405,790
Meredith Corp.	6,836	235,500
New York Times Co., Class A*	23,003	196,215
Scholastic Corp.	4,980	147,209
Valassis Communications, Inc.	7,379	190,231

		2,786,530

Multiline Retail (0.0%)
Saks, Inc.*	19,192	$201,708

Specialty Retail (2.1%)
Aaron’s, Inc.	13,345	377,397
Advance Auto Parts, Inc.	13,895	1,005,303
Aeropostale, Inc.*	14,774	192,210
American Eagle Outfitters, Inc.	34,152	700,458
ANN, Inc.*	9,194	311,125
Ascena Retail Group, Inc.*	23,880	441,541
Barnes & Noble, Inc.*	7,127	107,546
Cabela’s, Inc.*	8,771	366,189
Chico’s FAS, Inc.	31,545	582,321
Dick’s Sporting Goods, Inc.	18,598	846,023
Foot Locker, Inc.	28,540	916,705
Guess?, Inc.	11,615	285,032
Office Depot, Inc.*	53,976	177,041
Rent-A-Center, Inc.	11,133	382,530
Signet Jewelers Ltd.	15,360	820,224
Tractor Supply Co.	13,392	1,183,317
Williams-Sonoma, Inc.	16,370	716,515

		9,411,477

Textiles, Apparel & Luxury Goods (0.9%)
Carter’s, Inc.*	9,602	534,351
Deckers Outdoor Corp.*	6,703	269,930
Hanesbrands, Inc.*	18,523	663,494
PVH Corp.	13,390	1,486,424
Under Armour, Inc., Class A*	14,672	712,032
Warnaco Group, Inc.*	7,832	560,536

		4,226,767

Total Consumer Discretionary		29,985,159

Consumer Staples (1.9%)
Food & Staples Retailing (0.2%)
Harris Teeter Supermarkets, Inc.	9,315	359,186
SUPERVALU, Inc.	40,440	99,887
United Natural Foods, Inc.*	9,350	501,067

		960,140

Food Products (1.1%)
Flowers Foods, Inc.	21,672	504,307
Green Mountain Coffee Roasters, Inc.*	23,330	964,929
Hillshire Brands Co.	23,117	650,512
Ingredion, Inc.	14,553	937,650
Lancaster Colony Corp.	3,644	252,128
Post Holdings, Inc.*	6,162	211,048
Ralcorp Holdings, Inc.*	10,458	937,560
Smithfield Foods, Inc.*	23,652	510,174
Tootsie Roll Industries, Inc.	3,904	101,192

		5,069,500

Household Products (0.5%)
Church & Dwight Co., Inc.	26,456	1,417,248
Energizer Holdings, Inc.	11,806	944,244

		2,361,492

Tobacco (0.1%)
Universal Corp.	4,407	219,953

Total Consumer Staples		8,611,085

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Energy (3.0%)
Energy Equipment & Services (1.4%)
Atwood Oceanics, Inc.*	10,762	$492,792
CARBO Ceramics, Inc.	3,728	292,052
Dresser-Rand Group, Inc.*	14,314	803,588
Dril-Quip, Inc.*	6,965	508,793
Helix Energy Solutions Group, Inc.*	18,480	381,427
Oceaneering International, Inc.	20,436	1,099,253
Oil States International, Inc.*	10,384	742,871
Patterson-UTI Energy, Inc.	28,235	526,018
Superior Energy Services, Inc.*	29,857	618,637
Tidewater, Inc.	9,397	419,858
Unit Corp.*	8,147	367,022

		6,252,311

Oil, Gas & Consumable Fuels (1.6%)
Alpha Natural Resources, Inc.*	41,801	407,142
Arch Coal, Inc.	40,232	294,498
Bill Barrett Corp.*	9,096	161,818
Cimarex Energy Co.	16,442	949,197
Energen Corp.	13,638	614,937
Forest Oil Corp.*	22,373	149,675
HollyFrontier Corp.	38,405	1,787,753
Northern Oil and Gas, Inc.*	11,134	187,274
Plains Exploration & Production Co.*	24,425	1,146,509
Quicksilver Resources, Inc.*	22,574	64,562
Rosetta Resources, Inc.*	9,950	451,332
SM Energy Co.	12,501	652,677
World Fuel Services Corp.	13,665	562,588

		7,429,962

Total Energy		13,682,273

Financials (10.9%)
Capital Markets (1.2%)
Affiliated Managers Group, Inc.*	9,874	1,285,101
Apollo Investment Corp.	38,369	320,765
Eaton Vance Corp.	21,771	693,406
Federated Investors, Inc., Class B	17,836	360,822
Greenhill & Co., Inc.	5,030	261,510
Janus Capital Group, Inc.	35,427	301,838
Jefferies Group, Inc.	24,188	449,171
Raymond James Financial, Inc.	21,171	815,719
SEI Investments Co.	25,515	595,520
Waddell & Reed Financial, Inc., Class A	16,240	565,477

		5,649,329

Commercial Banks (1.9%)
Associated Banc-Corp	32,508	426,505
BancorpSouth, Inc.	15,776	229,383
Bank of Hawaii Corp.	8,547	376,495
Cathay General Bancorp	13,813	269,354
City National Corp./California	8,934	442,412
Commerce Bancshares, Inc./Missouri	14,759	517,447
Cullen/Frost Bankers, Inc.	11,699	634,905
East West Bancorp, Inc.	26,562	570,817
First Niagara Financial Group, Inc.	66,832	529,978

FirstMerit Corp.	20,762	$294,613
Fulton Financial Corp.	37,804	363,296
Hancock Holding Co.	16,044	509,237
International Bancshares Corp.	10,303	185,969
Prosperity Bancshares, Inc.	8,320	349,440
Signature Bank/New York*	8,775	626,009
SVB Financial Group*	8,429	471,771
Synovus Financial Corp.	147,182	360,596
TCF Financial Corp.	30,926	375,751
Trustmark Corp.	12,278	275,764
Valley National Bancorp	37,464	348,415
Webster Financial Corp.	15,219	312,750
Westamerica Bancorp	5,178	220,531

		8,691,438

Diversified Financial Services (0.3%)
CBOE Holdings, Inc.	16,464	485,029
MSCI, Inc.*	23,154	717,543

		1,202,572

Insurance (2.3%)
Alleghany Corp.*	3,262	1,094,140
American Financial Group, Inc./Ohio	14,349	567,072
Arthur J. Gallagher & Co.	23,583	817,151
Aspen Insurance Holdings Ltd.	13,390	429,551
Brown & Brown, Inc.	22,304	567,860
Everest Reinsurance Group Ltd.	9,805	1,078,060
Fidelity National Financial, Inc., Class A	40,089	944,096
First American Financial Corp.	20,243	487,654
Hanover Insurance Group, Inc.	8,482	328,593
HCC Insurance Holdings, Inc.	19,195	714,246
Kemper Corp.	10,319	304,410
Mercury General Corp.	6,785	269,297
Old Republic International Corp.	45,690	486,599
Protective Life Corp.	14,931	426,728
Reinsurance Group of America, Inc.	14,016	750,136
StanCorp Financial Group, Inc.	8,416	308,615
W. R. Berkley Corp.	20,830	786,124

		10,360,332

Real Estate Investment Trusts (REITs) (4.7%)
Alexandria Real Estate Equities, Inc. (REIT)	12,096	838,495
American Campus Communities, Inc. (REIT)	19,856	915,957
BioMed Realty Trust, Inc. (REIT)	29,226	564,939
BRE Properties, Inc. (REIT)	14,547	739,424
Camden Property Trust (REIT)	15,913	1,085,426
Corporate Office Properties Trust/Maryland (REIT)	15,268	381,395
Duke Realty Corp. (REIT)	52,108	722,738
Equity One, Inc. (REIT)	11,694	245,691
Essex Property Trust, Inc. (REIT)	6,937	1,017,311
Federal Realty Investment Trust (REIT)	12,265	1,275,805
Highwoods Properties, Inc. (REIT)	14,113	472,080
Home Properties, Inc. (REIT)	9,702	594,830

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Hospitality Properties Trust (REIT)	23,368	$547,279
Liberty Property Trust (REIT)	22,443	802,786
Macerich Co. (REIT)	25,875	1,508,512
Mack-Cali Realty Corp. (REIT)	15,684	409,509
National Retail Properties, Inc. (REIT)	20,789	648,617
Omega Healthcare Investors, Inc. (REIT)	21,163	504,737
Potlatch Corp. (REIT)	7,640	299,412
Rayonier, Inc. (REIT)	23,316	1,208,468
Realty Income Corp. (REIT)	25,289	1,016,871
Regency Centers Corp. (REIT)	17,126	806,977
Senior Housing Properties Trust (REIT)	33,405	789,694
SL Green Realty Corp. (REIT)	17,107	1,311,251
Taubman Centers, Inc. (REIT)	11,356	893,944
UDR, Inc. (REIT)	47,371	1,126,482
Weingarten Realty Investors (REIT)	21,080	564,312

		21,292,942

Real Estate Management & Development (0.2%)
Alexander & Baldwin, Inc.*	8,102	237,956
Jones Lang LaSalle, Inc.	8,392	704,424

		942,380

Thrifts & Mortgage Finance (0.3%)
Astoria Financial Corp.	15,526	145,323
New York Community Bancorp, Inc.	83,198	1,089,894
Washington Federal, Inc.	20,099	339,070

		1,574,287

Total Financials		49,713,280

Health Care (4.6%)
Biotechnology (1.0%)
Regeneron Pharmaceuticals, Inc.*	14,352	2,455,197
United Therapeutics Corp.*	8,999	480,727
Vertex Pharmaceuticals, Inc.*	41,062	1,722,140

		4,658,064

Health Care Equipment & Supplies (1.3%)
Cooper Cos., Inc.	9,109	842,400
Hill-Rom Holdings, Inc.	11,487	327,380
Hologic, Inc.*	50,542	1,012,356
IDEXX Laboratories, Inc.*	10,440	968,832
Masimo Corp.	9,815	206,213
ResMed, Inc.	27,120	1,127,379
STERIS Corp.	11,045	383,593
Teleflex, Inc.	7,743	552,153
Thoratec Corp.*	11,091	416,134

		5,836,440

Health Care Providers & Services (1.5%)
Community Health Systems, Inc.	17,216	529,220
Health Management Associates, Inc., Class A*	48,546	452,449
Health Net, Inc.*	15,425	374,827
Henry Schein, Inc.*	16,663	1,340,705
HMS Holdings Corp.*	16,426	425,762
LifePoint Hospitals, Inc.*	9,313	$351,566
MEDNAX, Inc.*	9,428	749,715
Omnicare, Inc.	20,953	756,403
Owens & Minor, Inc.	12,008	342,348
Universal Health Services, Inc., Class B	16,750	809,862
VCA Antech, Inc.*	16,647	350,419
WellCare Health Plans, Inc.*	8,240	401,206

		6,884,482

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	32,510	306,244

Life Sciences Tools & Services (0.6%)
Bio-Rad Laboratories, Inc., Class A*	3,849	404,337
Charles River Laboratories International, Inc.*	9,166	343,450
Covance, Inc.*	10,341	597,400
Mettler-Toledo International, Inc.*	5,862	1,133,125
Techne Corp.	6,535	446,602

		2,924,914

Pharmaceuticals (0.1%)
Endo Health Solutions, Inc.*	21,635	568,351

Total Health Care		21,178,495

Industrials (8.6%)
Aerospace & Defense (0.7%)
Alliant Techsystems, Inc.	6,163	381,860
B/E Aerospace, Inc.*	19,702	973,279
Esterline Technologies Corp.*	5,843	371,673
Exelis, Inc.	35,483	399,893
Huntington Ingalls Industries, Inc.	9,437	409,000
Triumph Group, Inc.	9,454	617,346

		3,153,051

Air Freight & Logistics (0.1%)
UTi Worldwide, Inc.	19,558	262,077

Airlines (0.2%)
Alaska Air Group, Inc.*	13,376	576,372
JetBlue Airways Corp.*	43,138	246,318

		822,690

Building Products (0.3%)
Fortune Brands Home & Security, Inc.*	30,810	900,268
Lennox International, Inc.	8,699	456,872

		1,357,140

Commercial Services & Supplies (1.0%)
Brink’s Co.	8,998	256,713
Clean Harbors, Inc.*	10,008	550,540
Copart, Inc.*	20,039	591,150
Corrections Corp. of America	18,992	673,646
Deluxe Corp.	9,633	310,568
Herman Miller, Inc.	11,038	236,434
HNI Corp.	8,546	256,893
Mine Safety Appliances Co.	5,825	248,786
R.R. Donnelley & Sons Co.	34,206	307,854

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Rollins, Inc.	12,361	$272,436
Waste Connections, Inc.	23,269	786,260

		4,491,280

Construction & Engineering (0.6%)
AECOM Technology Corp.*	20,468	487,139
Granite Construction, Inc.	6,757	227,170
KBR, Inc.	27,923	835,456
Shaw Group, Inc.*	12,679	590,968
URS Corp.	14,533	570,566

		2,711,299

Electrical Equipment (0.9%)
Acuity Brands, Inc.	8,094	548,207
AMETEK, Inc.	46,042	1,729,798
General Cable Corp.*	9,413	286,249
Hubbell, Inc., Class B	10,179	861,449
Regal-Beloit Corp.	8,447	595,260

		4,020,963

Industrial Conglomerates (0.1%)
Carlisle Cos., Inc.	11,892	698,774

Machinery (2.7%)
AGCO Corp.*	18,413	904,446
CLARCOR, Inc.	9,533	455,487
Crane Co.	9,033	418,047
Donaldson Co., Inc.	25,552	839,128
Gardner Denver, Inc.	9,288	636,228
Graco, Inc.	11,476	590,899
Harsco Corp.	15,243	358,210
IDEX Corp.	15,661	728,706
ITT Corp.	17,540	411,488
Kennametal, Inc.	15,115	604,600
Lincoln Electric Holdings, Inc.	15,746	766,515
Nordson Corp.	10,716	676,394
Oshkosh Corp.*	17,305	513,093
SPX Corp.	9,611	674,212
Terex Corp.*	20,969	589,439
Timken Co.	15,101	722,281
Trinity Industries, Inc.	14,989	536,906
Valmont Industries, Inc.	4,434	605,463
Wabtec Corp.	9,129	799,153
Woodward, Inc.	11,399	434,644

		12,265,339

Marine (0.2%)
Kirby Corp.*	10,644	658,757
Matson, Inc.	7,990	197,513

		856,270

Professional Services (0.4%)
Corporate Executive Board Co.	6,367	302,178
FTI Consulting, Inc.*	7,844	258,852
Manpower, Inc.	14,849	630,192
Towers Watson & Co., Class A	10,788	606,393

		1,797,615

Road & Rail (0.9%)
Con-way, Inc.	10,614	295,281
Genesee & Wyoming, Inc., Class A*	8,303	631,692
J.B. Hunt Transport Services, Inc.	17,275	1,031,490
Kansas City Southern	20,922	$1,746,569
Landstar System, Inc.	8,845	464,009
Werner Enterprises, Inc.	8,406	182,158

		4,351,199

Trading Companies & Distributors (0.5%)
GATX Corp.	8,909	385,760
MSC Industrial Direct Co., Inc., Class A	8,783	662,062
United Rentals, Inc.*	17,555	799,104
Watsco, Inc.	5,656	423,634

		2,270,560

Total Industrials		39,058,257

Information Technology (7.7%)
Communications Equipment (0.5%)
ADTRAN, Inc.	11,810	230,767
Ciena Corp.*	18,933	297,248
InterDigital, Inc.	7,775	319,553
Plantronics, Inc.	8,031	296,103
Polycom, Inc.*	33,248	347,774
Riverbed Technology, Inc.*	30,387	599,232
Tellabs, Inc.	65,444	149,212

		2,239,889

Computers & Peripherals (0.4%)
Diebold, Inc.	11,956	365,973
Lexmark International, Inc., Class A	12,689	294,258
NCR Corp.*	30,283	771,611
QLogic Corp.*	17,524	170,508

		1,602,350

Electronic Equipment, Instruments & Components (1.1%)
Arrow Electronics, Inc.*	20,075	764,456
Avnet, Inc.*	25,994	795,676
Ingram Micro, Inc., Class A*	28,413	480,748
Itron, Inc.*	7,458	332,254
National Instruments Corp.	17,879	461,457
Tech Data Corp.*	7,184	327,088
Trimble Navigation Ltd.*	23,959	1,432,269
Vishay Intertechnology, Inc.*	24,915	264,846

		4,858,794

Internet Software & Services (0.9%)
AOL, Inc.*	15,815	468,282
Equinix, Inc.*	9,262	1,909,824
Monster Worldwide, Inc.*	22,184	124,674
Rackspace Hosting, Inc.*	20,763	1,542,068
ValueClick, Inc.*	13,402	260,133

		4,304,981

IT Services (1.7%)
Acxiom Corp.*	14,111	246,378
Alliance Data Systems Corp.*	9,437	1,366,100
Broadridge Financial Solutions, Inc.	23,134	529,306
Convergys Corp.	20,688	339,490
CoreLogic, Inc.*	18,459	496,916
DST Systems, Inc.	5,849	354,449
Gartner, Inc.*	17,740	816,395

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Global Payments, Inc.	14,975	$678,368
Jack Henry & Associates, Inc.	16,286	639,388
Lender Processing Services, Inc.	16,022	394,462
ManTech International Corp., Class A	4,443	115,251
NeuStar, Inc., Class A*	12,606	528,570
VeriFone Systems, Inc.*	20,453	607,045
WEX, Inc.*	7,407	558,266

		7,670,384

Office Electronics (0.1%)
Zebra Technologies Corp., Class A*	9,671	379,877

Semiconductors & Semiconductor Equipment (0.9%)
Atmel Corp.*	83,282	545,497
Cree, Inc.*	22,065	749,769
Cypress Semiconductor Corp.*	24,925	270,187
Fairchild Semiconductor International, Inc.*	24,009	345,730
Integrated Device Technology, Inc.*	27,311	199,370
International Rectifier Corp.*	13,074	231,802
Intersil Corp., Class A	23,915	198,255
MEMC Electronic Materials, Inc.*	43,679	140,210
RF Micro Devices, Inc.*	53,010	237,485
Semtech Corp.*	12,555	363,467
Silicon Laboratories, Inc.*	7,230	302,286
Skyworks Solutions, Inc.*	36,832	747,690

		4,331,748

Software (2.1%)
ACI Worldwide, Inc.*	7,507	327,981
Advent Software, Inc.*	5,955	127,318
ANSYS, Inc.*	17,610	1,185,857
Cadence Design Systems, Inc.*	53,048	716,679
Compuware Corp.*	40,404	439,191
Concur Technologies, Inc.*	8,575	578,984
FactSet Research Systems, Inc.	7,696	677,710
Fair Isaac Corp.	6,604	277,566
Informatica Corp.*	20,441	619,771
Mentor Graphics Corp.*	17,914	304,896
MICROS Systems, Inc.*	15,162	643,475
Parametric Technology Corp.*	22,615	509,064
Rovi Corp.*	19,561	301,826
SolarWinds, Inc.*	11,550	605,798
Solera Holdings, Inc.	13,059	698,265
Synopsys, Inc.*	28,207	898,111
TIBCO Software, Inc.*	29,427	647,688

		9,560,180

Total Information Technology		34,948,203

Materials (3.6%)
Chemicals (1.5%)
Albemarle Corp.	16,943	1,052,499
Ashland, Inc.	13,917	1,119,066
Cabot Corp.	11,346	451,457
Cytec Industries, Inc.	8,650	595,379
Intrepid Potash, Inc.	10,065	214,284
Minerals Technologies, Inc.	6,751	269,500

NewMarket Corp.	2,093	$548,785
Olin Corp.	15,103	326,074
RPM International, Inc.	25,003	734,088
Scotts Miracle-Gro Co., Class A	7,357	324,076
Sensient Technologies Corp.	9,422	335,046
Valspar Corp.	15,990	997,776

		6,968,030

Construction Materials (0.2%)
Martin Marietta Materials, Inc.	8,748	824,761

Containers & Packaging (0.8%)
AptarGroup, Inc.	12,625	602,465
Greif, Inc., Class A	5,704	253,828
Packaging Corp. of America	18,642	717,158
Rock-Tenn Co., Class A	13,530	945,882
Silgan Holdings, Inc.	9,262	385,207
Sonoco Products Co.	19,061	566,683

		3,471,223

Metals & Mining (0.9%)
Carpenter Technology Corp.	8,437	435,602
Commercial Metals Co.	21,999	326,905
Compass Minerals International, Inc.	6,302	470,822
Reliance Steel & Aluminum Co.	14,286	887,161
Royal Gold, Inc.	12,336	1,003,040
Steel Dynamics, Inc.	41,546	570,427
Worthington Industries, Inc.	9,944	258,445

		3,952,402

Paper & Forest Products (0.2%)
Domtar Corp.	6,738	562,758
Louisiana-Pacific Corp.*	26,203	506,242

		1,069,000

Total Materials		16,285,416

Telecommunication Services (0.2%)
Diversified Telecommunication Services (0.1%)
tw telecom, Inc.*	28,656	729,868

Wireless Telecommunication Services (0.1%)
Telephone & Data Systems, Inc.	19,170	424,424

Total Telecommunication Services		1,154,292

Utilities (2.4%)
Electric Utilities (1.1%)
Cleco Corp.	11,512	460,595
Great Plains Energy, Inc.	29,045	589,904
Hawaiian Electric Industries, Inc.	18,417	463,003
IDACORP, Inc.	9,482	411,045
NV Energy, Inc.	44,647	809,897
OGE Energy Corp.	18,703	1,053,166
PNM Resources, Inc.	15,020	308,060
Westar Energy, Inc.	23,945	685,306

		4,780,976

Gas Utilities (0.7%)
Atmos Energy Corp.	17,138	601,887
National Fuel Gas Co.	15,828	802,321
Questar Corp.	33,186	655,755

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

UGI Corp.	21,346	$698,228
WGL Holdings, Inc.	9,807	384,336

		3,142,527

Multi-Utilities (0.5%)
Alliant Energy Corp.	21,022	923,076
Black Hills Corp.	8,384	304,675
MDU Resources Group, Inc.	35,814	760,689
Vectren Corp.	15,576	457,934

		2,446,374

Water Utilities (0.1%)
Aqua America, Inc.	26,459	$672,588

Total Utilities		11,042,465

Total Investments (49.5%) (Cost $171,850,185)		225,658,925
Other Assets Less Liabilities (50.5%)		229,901,974

Net Assets (100%)		$455,560,899

*	Non-income producing.

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	211	March-13	$17,452,820	$17,863,260	$410,440
S&P 500 E-Mini Index	242	March-13	17,221,672	17,183,210	(38,462)
S&P MidCap 400 E-Mini Index	1,916	March-13	193,345,765	195,067,960	1,722,195

					$2,094,173

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$29,985,159	$—	$—	$29,985,159
Consumer Staples	8,611,085	—	—	8,611,085
Energy	13,682,273	—	—	13,682,273
Financials	49,713,280	—	—	49,713,280
Health Care	21,178,495	—	—	21,178,495
Industrials	39,058,257	—	—	39,058,257
Information Technology	34,948,203	—	—	34,948,203
Materials	16,285,416	—	—	16,285,416
Telecommunication Services	1,154,292	—	—	1,154,292
Utilities	11,042,465	—	—	11,042,465
Futures	2,132,635	—	—	2,132,635

Total Assets	$227,791,560	$—	$—	$227,791,560

Liabilities:
Futures	$(38,462)	$—	$—	$(38,462)

Total Liabilities	$(38,462)	$—	$—	$(38,462)

Total	$227,753,098	$—	$—	$227,753,098

(a)	A security with a market value of $230,767 transferred from Level 2 to Level 1 since the beginning of the period due to active trading.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	2,132,635	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$2,132,635

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(38,462	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(38,462)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	35,295,338	—	—	35,295,338
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$35,295,338	$—	$—	$35,295,338

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	2,892,589	—	—	2,892,589
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$2,892,589	$—	$—	$2,892,589

The Portfolio held futures contracts with an average notional balance of $220,534,000 for the year ended December 31, 2012.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$22,736,189
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$132,903,428

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$64,507,291
Aggregate gross unrealized depreciation	(11,196,860)

Net unrealized appreciation	$53,310,431

Federal income tax cost of investments	$172,348,494

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $7,453,099 for Short Term during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $171,850,185)	$225,658,925
Cash	214,474,392
Cash held as collateral at broker	11,033,400
Due from broker for futures variation margin	5,350,861
Receivable for securities sold	433,663
Dividends, interest and other receivables	155,660
Receivable from Separate Accounts for Trust shares sold	10,189
Other assets	55

Total assets	457,117,145

LIABILITIES
Payable for securities purchased	965,513
Payable to Separate Accounts for Trust shares redeemed	264,925
Investment management fees payable	171,093
Administrative fees payable	65,290
Distribution fees payable - Class IA	29
Accrued expenses	89,396

Total liabilities	1,556,246

NET ASSETS	$455,560,899

Net assets were comprised of:
Paid in capital	$392,873,217
Accumulated undistributed net investment income (loss)	4,033
Accumulated undistributed net realized gain (loss) on investments and futures	6,780,736
Net unrealized appreciation (depreciation) on investments and futures	55,902,913

Net assets	$455,560,899

Class IA
Net asset value, offering and redemption price per share, $137,650 / 14,112 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.75

Class K
Net asset value, offering and redemption price per share, $455,423,249 / 46,690,842 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.75

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends	$3,463,406
Interest	204,189

Total income	3,667,595

EXPENSES
Investment management fees	2,039,870
Administrative fees	778,493
Professional fees	55,139
Printing and mailing expenses	41,262
Trustees’ fees	13,503
Distribution fees - Class IA	325
Miscellaneous	20,728

Total expenses	2,949,320

NET INVESTMENT INCOME (LOSS)	718,275

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	29,408,740
Futures	35,295,338

Net realized gain (loss)	64,704,078

Change in unrealized appreciation (depreciation) on:
Securities	11,276,227
Futures	2,892,589

Net change in unrealized appreciation (depreciation)	14,168,816

NET REALIZED AND UNREALIZED GAIN (LOSS)	78,872,894

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$79,591,169

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$718,275	$766,064
Net realized gain (loss) on investments and futures	64,704,078	(964,320)
Net change in unrealized appreciation (depreciation) on investments and futures	14,168,816	(52,676,251)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	79,591,169	(52,874,507)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	— #	(212)
Class K†	(1,012,989)	(982,566)

	(1,012,989)	(982,778)

Distributions from net realized capital gains
Class IA	(14,461)	(60,799,673)
Class K†	(47,971,101)	—

	(47,985,562)	(60,799,673)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(48,998,551)	(61,782,451)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 0 and 1,555,396 shares, respectively]	—	18,027,056
Capital shares issued in reinvestment of dividends and distributions [ 1,479 and 6,577,438 shares, respectively]	14,461	60,799,885
Capital shares repurchased [ 0 and (80,886,986) shares, respectively]	—	(809,336,527	)(z)

Total Class IA transactions	14,461	(730,509,586)

Class K†
Capital shares sold [ 3,266,586 and 64,397,291 shares, respectively]	32,848,691	606,098,680	(z)
Capital shares issued in reinvestment of dividends and distributions [ 5,010,869 and 108,687 shares, respectively]	48,984,090	982,566
Capital shares repurchased [ (18,945,125) and (7,147,466) shares, respectively]	(194,187,031)	(66,511,685)

Total Class K transactions	(112,354,250)	540,569,561

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(112,339,789)	(189,940,025)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(81,747,171)	(304,596,983)
NET ASSETS:
Beginning of year	537,308,070	841,905,053

End of year (a)	$455,560,899	$537,308,070

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$4,033	$231,871

# Rounds to less than $0.50.
† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the ATM Mid Cap Portfolio exchanged approximately 64,168,039 Class IA shares for approximately 64,168,039 Class K shares. This exchange amounted to approximately $603,957,751.

See Notes to Financial Statements.

EQ ADVISORS TRUST
ATM MID CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				August 28, 2009* to December 31, 2009
Class IA	2012		2011	2010
Net asset value, beginning of period	$9.37		$11.57	$10.67	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	†(e)	0.01 (e)	0.02 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures	1.53		(1.13)	2.29	0.67

Total from investment operations	1.52		(1.12)	2.31	0.69

Less distributions:
Dividends from net investment income	—	#	(0.02)	(0.02)	(0.02)
Distributions from net realized gains	(1.14)		(1.06)	(1.39)	—

Total dividends and distributions	(1.14)		(1.08)	(1.41)	(0.02)

Net asset value, end of period	$9.75		$9.37	$11.57	$10.67

Total return (b)	16.23%		(9.60)%	22.46%	6.92%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$138		$118	$841,905	$1,105,277
Ratio of expenses to average net assets:
After reimbursements (a)	0.90%		0.60%	0.63%	0.64%
Before reimbursements (a)	0.90%		0.63%	0.66%	0.65%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	(0.08)%		0.11%	0.20%	0.72%
Before reimbursements (a)	(0.08)%		0.08%	0.17%	0.71%
Portfolio turnover rate	10%		14%	18%	84%

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.37	$9.24

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	—	#(e)
Net realized and unrealized gain (loss) on investments and futures	1.53	0.15

Total from investment operations	1.55	0.15

Less distributions:
Dividends from net investment income	(0.03)	(0.02)
Distributions from net realized gains	(1.14)	—

Total dividends and distributions	(1.17)	(0.02)

Net asset value, end of period	$9.75	$9.37

Total return (b)	16.53%	1.60%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$455,423	$537,190
Ratio of expenses to average net assets:
After reimbursements (a)	0.65%	0.63%
Before reimbursements (a)	0.65%	0.63%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.16%	0.10%
Before reimbursements (a)	0.16%	0.10%
Portfolio turnover rate	10%	14%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

ATM SMALL CAP PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	Since Incept.
Portfolio – Class IA Shares*	15.52%	8.84%
Portfolio – Class K Shares**	15.82	13.46
Russell 2000® Index	16.35	13.64
VMI – Small Cap Core II	16.11	10.11
* Date of inception 8/28/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 15.52% for the year ended December 31, 2012. The Portfolio’s benchmarks, the Russell 2000® Index, returned 16.35% and the VMI — Small Cap Core II, returned 16.11% over the same period.

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of small capitalization companies, including securities included in the Russell 2000® Index.

Portfolio Highlights

Despite periodic worries about global economies, the U.S. election and budget woes in Washington, D.C., the Russell 2000® Index of U.S. small-cap stocks rose 16.4% for the full year 2012. With volatility subdued, and the Portfolio fully invested, it matched the performance of both its primary and secondary benchmarks.

The sectors that contributed most to the performance of the Portfolio for the year were Financials, Consumer Discretionary, Industrials, Health Care and Information Technology.

The five stocks that contributed most to the performance of the Portfolio for the year were Pharmacyclics Inc, Ocwen Financial Corp., 3-D Systems Corp., Louisiana Pacific Corp. and Onyx Pharmaceuticals.

The sectors that detracted most from the performance of the Portfolio for the year were Energy, Telecommunication Services, Utilities, Consumer Staples and Materials.

The five stocks that detracted most from the performance of the Portfolio for the year were Key Energy Services Inc., Knight Capital Group, Barrett Bill Corp., Quality System Inc. and Questcor Pharmaceutical.

Sector Weightings as of December 31, 2012	% of Net Assets
Financials	11.5%
Information Technology	8.4
Industrials	7.8
Consumer Discretionary	7.0
Health Care	6.1
Energy	3.0
Materials	2.7
Consumer Staples	1.8
Utilities	1.7
Telecommunication Services	0.4
Cash and Other	49.6

100.0%

ATM SMALL CAP PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,068.30	$4.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.59	4.59
Class K
Actual	1,000.00	1,070.00	3.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.85	3.32

*   Expenses are equal to the Portfolio’s Class IA and Class K shares annualized expense ratios of 0.90% and 0.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (7.0%)
Auto Components (0.4%)
American Axle & Manufacturing Holdings, Inc.*	33,151	$371,291
Cooper Tire & Rubber Co.	28,869	732,118
Dana Holding Corp.	66,182	1,033,101
Dorman Products, Inc.	11,390	402,523
Drew Industries, Inc.	8,943	288,412
Exide Technologies, Inc.*	34,909	119,389
Federal-Mogul Corp.*	11,752	94,251
Fuel Systems Solutions, Inc.*	9,433	138,665
Gentherm, Inc.*	13,217	175,786
Modine Manufacturing Co.*	9,688	78,763
Shiloh Industries, Inc.	1,076	11,083
Spartan Motors, Inc.	7,178	35,387
Standard Motor Products, Inc.	8,561	190,225
Stoneridge, Inc.*	10,039	51,400
Superior Industries International, Inc.	9,304	189,802
Tenneco, Inc.*	29,231	1,026,300
Tower International, Inc.*	1,156	9,306

		4,947,802

Automobiles (0.0%)
Winnebago Industries, Inc.*	10,641	182,280

Distributors (0.1%)
Core-Mark Holding Co., Inc.	5,140	243,379
Pool Corp.	21,345	903,320
VOXX International Corp.*	3,877	26,092
Weyco Group, Inc.	1,578	36,862

		1,209,653

Diversified Consumer Services (0.6%)
American Public Education, Inc.*	8,092	292,202
Ascent Capital Group, Inc., Class A*	6,522	403,973
Bridgepoint Education, Inc.*	10,299	106,080
Capella Education Co.*	6,807	192,162
Career Education Corp.*	25,060	88,211
Carriage Services, Inc.	3,101	36,809
Coinstar, Inc.*	15,029	781,658
Collectors Universe	1,230	12,337
Corinthian Colleges, Inc.*	16,268	39,694
Education Management Corp.*	21,652	94,836
Grand Canyon Education, Inc.*	18,490	433,960
Hillenbrand, Inc.	29,483	666,611
K12, Inc.*	12,053	246,363
LifeLock, Inc.*	3,623	29,455
Lincoln Educational Services Corp.	7,549	42,199
Mac-Gray Corp.	2,455	30,810
Matthews International Corp., Class A	14,715	472,351
National American University Holdings, Inc.	1,808	6,961
Regis Corp.	26,381	446,367
Sotheby’s, Inc.	30,929	1,039,833
Steiner Leisure Ltd.*	6,727	324,174
Stewart Enterprises, Inc., Class A	37,523	286,676
Strayer Education, Inc.	6,020	338,143
Universal Technical Institute, Inc.	9,480	$95,179

		6,507,044

Hotels, Restaurants & Leisure (1.6%)
AFC Enterprises, Inc.*	9,718	253,931
Ameristar Casinos, Inc.	14,148	371,244
Biglari Holdings, Inc.*	582	226,992
BJ’s Restaurants, Inc.*	12,087	397,662
Bloomin’ Brands, Inc.*	7,881	123,259
Bluegreen Corp.*	3,025	28,375
Bob Evans Farms, Inc.	13,839	556,328
Boyd Gaming Corp.*	24,954	165,695
Bravo Brio Restaurant Group, Inc.*	8,859	118,976
Buffalo Wild Wings, Inc.*	8,185	596,032
Caesars Entertainment Corp.*	16,178	111,952
Caribou Coffee Co., Inc.*	9,865	159,714
Carrols Restaurant Group, Inc.*	3,259	19,489
CEC Entertainment, Inc.	9,946	330,108
Cheesecake Factory, Inc.	25,652	839,333
Churchill Downs, Inc.	5,692	378,233
Chuy’s Holdings, Inc.*	1,385	30,941
Cracker Barrel Old Country Store, Inc.	10,138	651,468
Del Frisco’s Restaurant Group, Inc.*	1,140	17,773
Denny’s Corp.*	48,264	235,528
DineEquity, Inc.*	8,163	546,921
Domino’s Pizza, Inc.	27,175	1,183,471
Einstein Noah Restaurant Group, Inc.	1,983	24,212
Fiesta Restaurant Group, Inc.*	10,036	153,752
Frisch’s Restaurants, Inc.	576	10,656
Ignite Restaurant Group, Inc.*	5,981	77,753
International Speedway Corp., Class A	14,202	392,259
Interval Leisure Group, Inc.	19,602	380,083
Isle of Capri Casinos, Inc.*	13,830	77,448
Jack in the Box, Inc.*	20,170	576,862
Jamba, Inc.*	16,097	36,057
Krispy Kreme Doughnuts, Inc.*	28,865	270,754
Life Time Fitness, Inc.*	20,501	1,008,854
Luby’s, Inc.*	4,316	28,874
Marcus Corp.	12,253	152,795
Marriott Vacations Worldwide Corp.*	12,356	514,875
Monarch Casino & Resort, Inc.*	1,948	21,253
Morgans Hotel Group Co.*	4,774	26,448
MTR Gaming Group, Inc.*	4,617	19,253
Multimedia Games Holding Co., Inc.*	12,145	178,653
Nathan’s Famous, Inc.*	526	17,726
Orient-Express Hotels Ltd., Class A*	45,446	531,264
Papa John’s International, Inc.*	8,963	492,427
Pinnacle Entertainment, Inc.*	27,427	434,169
Premier Exhibitions, Inc.*	4,893	13,260
Red Lion Hotels Corp.*	2,697	21,279
Red Robin Gourmet Burgers, Inc.*	6,636	234,184
Ruby Tuesday, Inc.*	28,196	221,621
Ruth’s Hospitality Group, Inc.*	8,479	61,642

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Scientific Games Corp., Class A*	26,997	$234,064
SHFL Entertainment, Inc.*	25,786	373,897
Six Flags Entertainment Corp.	18,412	1,126,814
Sonic Corp.*	25,770	268,266
Speedway Motorsports, Inc.	8,267	147,483
Texas Roadhouse, Inc.	31,185	523,908
Town Sports International Holdings, Inc.	6,350	67,627
Vail Resorts, Inc.	17,624	953,282
WMS Industries, Inc.*	25,393	444,378

		17,461,557

Household Durables (0.6%)
American Greetings Corp., Class A	16,442	277,705
Bassett Furniture Industries, Inc.	2,283	28,469
Beazer Homes USA, Inc.*	10,264	173,359
Blyth, Inc.	4,764	74,080
Cavco Industries, Inc.*	2,544	127,149
CSS Industries, Inc.	2,003	43,846
Ethan Allen Interiors, Inc.	10,260	263,785
Flexsteel Industries, Inc.	873	18,726
Helen of Troy Ltd.*	14,198	474,071
Hooker Furniture Corp.	2,125	30,876
Hovnanian Enterprises, Inc., Class A*	47,110	329,770
iRobot Corp.*	11,337	212,455
KB Home	38,246	604,287
La-Z-Boy, Inc.	22,689	321,049
Libbey, Inc.*	10,008	193,655
Lifetime Brands, Inc.	2,117	22,461
M.D.C. Holdings, Inc.	18,762	689,691
M/I Homes, Inc.*	11,185	296,403
Meritage Homes Corp.*	14,667	547,812
NACCO Industries, Inc., Class A	2,376	144,199
Ryland Group, Inc.	20,691	755,222
Sealy Corp.*	10,268	22,282
Skullcandy, Inc.*	11,763	91,634
Standard Pacific Corp.*	53,390	392,417
Universal Electronics, Inc.*	6,559	126,917
Zagg, Inc.*	14,990	110,326

		6,372,646

Internet & Catalog Retail (0.2%)
1-800-FLOWERS.COM, Inc., Class A*	27,082	99,391
Blue Nile, Inc.*	5,340	205,590
CafePress, Inc.*	923	5,326
Geeknet, Inc.*	879	14,152
HSN, Inc.	18,215	1,003,282
Kayak Software Corp.*	2,907	115,466
Nutrisystem, Inc.	13,620	111,548
Orbitz Worldwide, Inc.*	36,039	98,026
Overstock.com, Inc.*	3,356	48,024
PetMed Express, Inc.	8,383	93,051
Shutterfly, Inc.*	15,381	459,431
U.S. Auto Parts Network, Inc.*	12,747	23,327
Vitacost.com, Inc.*	4,732	32,083

		2,308,697

Leisure Equipment & Products (0.2%)
Arctic Cat, Inc.*	5,554	185,448
Black Diamond, Inc.*	6,643	$54,473
Brunswick Corp.	42,329	1,231,351
Callaway Golf Co.	28,730	186,745
JAKKS Pacific, Inc.	12,147	152,081
Johnson Outdoors, Inc., Class A*	1,362	27,131
LeapFrog Enterprises, Inc.*	20,445	176,440
Marine Products Corp.	9,940	56,857
Smith & Wesson Holding Corp.*	27,996	236,286
Steinway Musical Instruments, Inc.*	2,195	46,424
Sturm Ruger & Co., Inc.	8,081	366,877

		2,720,113

Media (0.6%)
Arbitron, Inc.	13,175	615,009
Beasley Broadcasting Group, Inc., Class A	632	3,090
Belo Corp., Class A	42,207	323,728
Carmike Cinemas, Inc.*	5,331	79,965
Central European Media Enterprises Ltd., Class A*	17,727	108,667
Crown Media Holdings, Inc., Class A*	47,285	87,477
Cumulus Media, Inc., Class A*	50,007	133,519
Daily Journal Corp.*	180	16,659
Dial Global, Inc.*	6,300	1,544
Digital Generation, Inc.*	8,763	95,166
Entercom Communications Corp., Class A*	12,390	86,482
Entravision Communications Corp., Class A	35,923	59,632
EW Scripps Co., Class A*	11,114	120,142
Fisher Communications, Inc.	2,611	70,471
Global Sources Ltd.*	12,078	78,265
Harte-Hanks, Inc.	18,749	110,619
Journal Communications, Inc., Class A*	20,627	111,592
LIN TV Corp., Class A*	7,900	59,487
Lions Gate Entertainment Corp.*	39,143	641,945
Live Nation Entertainment, Inc.*	66,844	622,318
Martha Stewart Living Omnimedia, Inc., Class A*	6,744	16,523
McClatchy Co., Class A*	20,793	67,993
MDC Partners, Inc., Class A	13,979	157,963
Meredith Corp.	18,098	623,476
National CineMedia, Inc.	26,148	369,471
New York Times Co., Class A*	67,860	578,846
Nexstar Broadcasting Group, Inc., Class A*	2,881	30,510
Outdoor Channel Holdings, Inc.	3,123	23,735
ReachLocal, Inc.*	8,519	109,980
Reading International, Inc., Class A*	3,575	21,486
Rentrak Corp.*	1,938	37,772
Saga Communications, Inc., Class A	731	33,992
Salem Communications Corp., Class A	1,990	10,865
Scholastic Corp.	13,031	385,196
Shutterstock, Inc.*	1,045	27,170
Sinclair Broadcast Group, Inc., Class A	22,378	282,410

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Valassis Communications, Inc.	21,674	$558,756
Value Line, Inc.	5,123	45,953
World Wrestling Entertainment, Inc., Class A	7,120	56,177

		6,864,051

Multiline Retail (0.1%)
Bon-Ton Stores, Inc.	10,317	125,042
Fred’s, Inc., Class A	15,378	204,681
Gordmans Stores, Inc.*	6,485	97,405
Saks, Inc.*	51,156	537,650
Tuesday Morning Corp.*	18,878	117,987

		1,082,765

Specialty Retail (1.8%)
Aeropostale, Inc.*	36,212	471,118
America’s Car-Mart, Inc.*	3,779	153,125
ANN, Inc.*	21,742	735,749
Asbury Automotive Group, Inc.*	13,551	434,039
Barnes & Noble, Inc.*	12,896	194,601
bebe stores, Inc.	17,146	68,413
Big 5 Sporting Goods Corp.	8,176	107,106
Body Central Corp.*	3,442	34,282
Brown Shoe Co., Inc.	19,871	365,030
Buckle, Inc.	13,415	598,846
Cabela’s, Inc.*	21,517	898,335
Casual Male Retail Group, Inc.*	9,063	38,065
Cato Corp., Class A	12,133	332,808
Children’s Place Retail Stores, Inc.*	11,960	529,708
Citi Trends, Inc.*	6,360	87,514
Conn’s, Inc.*	8,635	264,922
Destination Maternity Corp.	4,244	91,501
Express, Inc.*	41,204	621,768
Finish Line, Inc., Class A	23,258	440,274
Five Below, Inc.*	4,964	159,047
Francesca’s Holdings Corp.*	15,999	415,334
Genesco, Inc.*	10,826	595,430
Group 1 Automotive, Inc.	10,061	623,681
Haverty Furniture Cos., Inc.	6,929	113,012
hhgregg, Inc.*	10,186	71,506
Hibbett Sports, Inc.*	12,055	635,298
Hot Topic, Inc.	18,955	182,916
Jos. A. Bank Clothiers, Inc.*	12,922	550,219
Kirkland’s, Inc.*	5,336	56,508
Lithia Motors, Inc., Class A	11,080	414,614
Lumber Liquidators Holdings, Inc.*	12,695	670,677
MarineMax, Inc.*	4,334	38,746
Mattress Firm Holding Corp.*	5,348	131,186
Men’s Wearhouse, Inc.	24,758	771,459
Monro Muffler Brake, Inc.	15,098	527,977
New York & Co., Inc.*	7,145	27,222
Office Depot, Inc.*	139,034	456,032
OfficeMax, Inc.	39,269	383,265
Orchard Supply Hardware Stores Corp., Class A*	339	2,512
Penske Automotive Group, Inc.	19,842	597,046
PEP Boys-Manny, Moe & Jack	24,944	245,200
Perfumania Holdings, Inc.*	971	4,777
Pier 1 Imports, Inc.	43,951	879,020
RadioShack Corp.	46,019	97,560
Rent-A-Center, Inc.	27,978	$961,324
Restoration Hardware Holdings, Inc.*	1,125	37,946
rue21, Inc.*	6,853	194,557
Select Comfort Corp.*	25,447	665,948
Shoe Carnival, Inc.	5,443	111,527
Sonic Automotive, Inc., Class A	19,514	407,647
Stage Stores, Inc.	14,144	350,488
Stein Mart, Inc.	18,273	137,778
Systemax, Inc.	8,257	79,680
Teavana Holdings, Inc.*	7,068	109,554
Tilly’s, Inc., Class A*	7,449	100,487
Vitamin Shoppe, Inc.*	13,318	763,920
West Marine, Inc.*	3,560	38,270
Wet Seal, Inc., Class A*	42,089	116,166
Winmark Corp.	572	32,604
Zumiez, Inc.*	10,251	198,972

		19,424,316

Textiles, Apparel & Luxury Goods (0.8%)
Cherokee, Inc.	5,151	70,620
Columbia Sportswear Co.	5,625	300,150
Crocs, Inc.*	42,460	610,999
Culp, Inc.	1,776	26,658
Delta Apparel, Inc.*	1,427	19,949
Fifth & Pacific Cos., Inc.*	48,696	606,265
G-III Apparel Group Ltd.*	7,456	255,219
Iconix Brand Group, Inc.*	34,886	778,656
Jones Group, Inc.	40,438	447,244
K-Swiss, Inc., Class A*	10,384	34,890
Maidenform Brands, Inc.*	11,634	226,747
Movado Group, Inc.	7,781	238,721
Oxford Industries, Inc.	6,646	308,109
Perry Ellis International, Inc.	6,731	133,947
Quiksilver, Inc.*	70,971	301,627
R.G. Barry Corp.	1,829	25,917
Skechers U.S.A., Inc., Class A*	16,489	305,047
Steven Madden Ltd.*	18,546	783,939
True Religion Apparel, Inc.	11,754	298,787
Tumi Holdings, Inc.*	9,933	207,103
Unifi, Inc.*	3,229	42,009
Vera Bradley, Inc.*	9,917	248,917
Warnaco Group, Inc.*	19,086	1,365,985
Wolverine World Wide, Inc.	21,883	896,765

		8,534,270

Total Consumer Discretionary		77,615,194

Consumer Staples (1.8%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	3,545	476,625
Central European Distribution Corp.*	30,709	66,639
Coca-Cola Bottling Co. Consolidated	2,177	144,771
Craft Brew Alliance, Inc.*	2,092	13,556
National Beverage Corp.	7,582	110,621

		812,212

Food & Staples Retailing (0.5%)
Andersons, Inc.	9,201	394,723
Arden Group, Inc., Class A	819	73,685

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Casey’s General Stores, Inc.	18,296	$971,518
Chefs’ Warehouse, Inc.*	4,263	67,398
Harris Teeter Supermarkets, Inc.	21,226	818,475
Ingles Markets, Inc., Class A	3,850	66,451
Nash Finch Co.	2,644	56,264
Natural Grocers by Vitamin Cottage, Inc.*	2,852	54,445
Pantry, Inc.*	10,740	130,276
Pricesmart, Inc.	8,219	633,274
Rite Aid Corp.*	277,132	376,900
Roundy’s, Inc.	12,929	57,534
Spartan Stores, Inc.	9,077	139,423
SUPERVALU, Inc.	97,745	241,430
Susser Holdings Corp.*	6,259	215,873
United Natural Foods, Inc.*	23,224	1,244,574
Village Super Market, Inc., Class A	2,433	79,948
Weis Markets, Inc.	5,320	208,384

		5,830,575

Food Products (0.8%)
Alico, Inc.	724	26,520
Annie’s, Inc.*	3,472	116,069
B&G Foods, Inc.	24,031	680,318
Calavo Growers, Inc.	3,931	99,101
Cal-Maine Foods, Inc.	7,077	284,637
Chiquita Brands International, Inc.*	15,133	124,847
Darling International, Inc.*	52,797	846,864
Diamond Foods, Inc.	10,905	149,071
Dole Food Co., Inc.*	14,728	168,930
Farmer Bros Co.*	5,529	79,783
Fresh Del Monte Produce, Inc.	18,194	479,412
Griffin Land & Nurseries, Inc.	568	15,336
Hain Celestial Group, Inc.*	16,629	901,624
Inventure Foods, Inc.*	2,590	16,809
J&J Snack Foods Corp.	6,304	403,078
John B. Sanfilippo & Son, Inc.	1,616	29,379
Lancaster Colony Corp.	9,511	658,066
Lifeway Foods, Inc.	1,318	11,519
Limoneira Co.	4,757	92,238
Omega Protein Corp.*	4,121	25,221
Pilgrim’s Pride Corp.*	27,408	198,708
Post Holdings, Inc.*	12,425	425,556
Sanderson Farms, Inc.	10,705	509,023
Seneca Foods Corp., Class A*	1,952	59,341
Smart Balance, Inc.*	26,393	340,470
Snyders-Lance, Inc.	22,802	549,756
Tootsie Roll Industries, Inc.	10,943	283,643
TreeHouse Foods, Inc.*	17,122	892,570
Westway Group, Inc.*	2,303	15,361

		8,483,250

Household Products (0.1%)
Central Garden & Pet Co., Class A*	20,768	217,026
Harbinger Group, Inc.*	21,943	168,742
Oil-Dri Corp. of America	3,553	98,063
Orchids Paper Products Co.	1,216	24,587
Spectrum Brands Holdings, Inc.	10,655	478,729
WD-40 Co.	7,803	367,599

		1,354,746

Personal Products (0.2%)
Elizabeth Arden, Inc.*	12,311	$554,118
Female Health Co.	4,073	29,244
Inter Parfums, Inc.	7,696	149,764
Medifast, Inc.*	6,079	160,425
Nature’s Sunshine Products, Inc.	6,898	99,883
Nutraceutical International Corp.	1,814	30,004
Prestige Brands Holdings, Inc.*	21,889	438,437
Revlon, Inc., Class A*	10,721	155,454
Star Scientific, Inc.*	66,996	179,549
Synutra International, Inc.*	4,193	19,414
USANA Health Sciences, Inc.*	3,941	129,777

		1,946,069

Tobacco (0.1%)
Alliance One International, Inc.*	39,258	142,899
Universal Corp.	10,566	527,349
Vector Group Ltd.	24,597	365,757

		1,036,005

Total Consumer Staples		19,462,857

Energy (3.0%)
Energy Equipment & Services (1.0%)
Basic Energy Services, Inc.*	14,824	169,142
Bolt Technology Corp.	1,698	24,230
Bristow Group, Inc.	17,405	933,952
C&J Energy Services, Inc.*	20,593	441,514
Cal Dive International, Inc.*	52,036	90,022
Dawson Geophysical Co.*	1,646	43,421
Dril-Quip, Inc.*	18,537	1,354,128
Exterran Holdings, Inc.*	32,000	701,440
Forbes Energy Services Ltd.*	2,684	6,791
Forum Energy Technologies, Inc.*	10,259	253,910
Geospace Technologies Corp.*	5,798	515,268
Global Geophysical Services, Inc.*	5,974	23,000
Gulf Island Fabrication, Inc.	5,676	136,394
Gulfmark Offshore, Inc., Class A	12,007	413,641
Heckmann Corp.*	56,468	227,566
Helix Energy Solutions Group, Inc.*	47,852	987,665
Hercules Offshore, Inc.*	64,342	397,634
Hornbeck Offshore Services, Inc.*	15,649	537,387
ION Geophysical Corp.*	62,044	403,906
Key Energy Services, Inc.*	69,838	485,374
Lufkin Industries, Inc.	15,054	875,089
Matrix Service Co.*	13,197	151,766
Mitcham Industries, Inc.*	4,850	66,106
Natural Gas Services Group, Inc.*	2,658	43,644
Newpark Resources, Inc.*	42,541	333,947
Parker Drilling Co.*	56,273	258,856
PHI, Inc. (Non-Voting)*	6,063	203,050
Pioneer Energy Services Corp.*	30,524	221,604
RigNet, Inc.*	7,713	157,577
Tesco Corp.*	13,848	157,729
TETRA Technologies, Inc.*	35,072	266,196
TGC Industries, Inc.	4,074	33,366
Vantage Drilling Co.*	91,473	167,396
Willbros Group, Inc.*	21,332	114,340

		11,197,051

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Oil, Gas & Consumable Fuels (2.0%)
Abraxas Petroleum Corp.*	43,817	$95,959
Adams Resources & Energy, Inc.	410	14,379
Alon USA Energy, Inc.	12,108	219,034
Amyris, Inc.*	16,477	51,408
Apco Oil and Gas International, Inc.	5,554	68,370
Approach Resources, Inc.*	13,936	348,539
Arch Coal, Inc.	98,091	718,026
Berry Petroleum Co., Class A	23,801	798,524
Bill Barrett Corp.*	22,842	406,359
Bonanza Creek Energy, Inc.*	5,978	166,129
BPZ Resources, Inc.*	46,127	145,300
Callon Petroleum Co.*	14,217	66,820
Carrizo Oil & Gas, Inc.*	19,447	406,831
Ceres, Inc.*	1,363	6,188
Clayton Williams Energy, Inc.*	2,546	101,840
Clean Energy Fuels Corp.*	28,182	350,866
Cloud Peak Energy, Inc.*	30,254	584,810
Comstock Resources, Inc.*	23,762	359,519
Contango Oil & Gas Co.	5,910	250,348
Crimson Exploration, Inc.*	6,785	18,591
Crosstex Energy, Inc.	20,319	291,374
CVR Energy, Inc.*	7,693	375,341
Delek U.S. Holdings, Inc.	8,806	222,968
Diamondback Energy, Inc.*	2,953	56,461
Emerald Oil, Inc.*	3,096	16,223
Endeavour International Corp.*	18,441	95,524
Energy XXI Bermuda Ltd.	36,395	1,171,555
EPL Oil & Gas, Inc.*	13,033	293,894
Evolution Petroleum Corp.*	5,464	44,422
Forest Oil Corp.*	54,451	364,277
Frontline Ltd.*	29,129	94,961
FX Energy, Inc.*	22,458	92,302
GasLog Ltd.	13,060	162,336
Gastar Exploration Ltd.*	28,675	34,697
Gevo, Inc.*	7,268	11,193
Goodrich Petroleum Corp.*	12,106	112,828
Green Plains Renewable Energy, Inc.*	10,641	84,170
Gulfport Energy Corp.*	25,720	983,018
Halcon Resources Corp.*	50,242	347,675
Hallador Energy Co.	7,639	63,098
Harvest Natural Resources, Inc.*	13,103	118,844
Isramco, Inc.*	493	51,267
KiOR, Inc., Class A*	16,777	107,541
Knightsbridge Tankers Ltd.	10,560	55,440
Kodiak Oil & Gas Corp.*	125,176	1,107,808
Magnum Hunter Resources Corp.*	59,643	237,976
Matador Resources Co.*	12,578	103,140
McMoRan Exploration Co.*	46,675	749,134
Midstates Petroleum Co., Inc.*	12,689	87,427
Miller Energy Resources, Inc.*	17,009	67,356
Nordic American Tankers Ltd.	23,337	204,199
Northern Oil and Gas, Inc.*	31,408	528,283
Oasis Petroleum, Inc.*	36,937	1,174,597
Panhandle Oil and Gas, Inc., Class A	3,525	99,511
PDC Energy, Inc.*	12,545	416,619
Penn Virginia Corp.	21,424	94,480
PetroQuest Energy, Inc.*	29,641	$146,723
Quicksilver Resources, Inc.*	54,493	155,850
Renewable Energy Group, Inc.*	1,764	10,337
Rentech, Inc.	102,123	268,583
Resolute Energy Corp.*	23,335	189,714
REX American Resources Corp.*	1,204	23,225
Rex Energy Corp.*	17,413	226,717
Rosetta Resources, Inc.*	23,896	1,083,923
Sanchez Energy Corp.*	6,993	125,874
Saratoga Resources, Inc.*	4,171	14,765
Scorpio Tankers, Inc.*	15,013	106,742
SemGroup Corp., Class A*	20,731	810,167
Ship Finance International Ltd.	22,293	370,733
Solazyme, Inc.*	19,269	151,454
Stone Energy Corp.*	24,446	501,632
Swift Energy Co.*	20,393	313,848
Synergy Resources Corp.*	8,244	44,435
Targa Resources Corp.	13,372	706,576
Teekay Tankers Ltd., Class A	29,755	86,289
Triangle Petroleum Corp.*	19,259	115,361
Uranerz Energy Corp.*	13,819	19,208
Uranium Energy Corp.*	23,741	60,777
VAALCO Energy, Inc.*	24,587	212,678
W&T Offshore, Inc.	15,755	252,553
Warren Resources, Inc.*	20,660	58,055
Western Refining, Inc.	27,200	766,768
Westmoreland Coal Co.*	7,665	71,591
ZaZa Energy Corp.*	24,297	49,809

		22,244,166

Total Energy		33,441,217

Financials (11.5%)
Capital Markets (1.3%)
Apollo Investment Corp.	96,307	805,127
Arlington Asset Investment Corp., Class A	5,520	114,650
Artio Global Investors, Inc.	24,548	46,641
BGC Partners, Inc., Class A	39,170	135,528
BlackRock Kelso Capital Corp.	33,170	333,690
Calamos Asset Management, Inc., Class A	11,414	120,646
Capital Southwest Corp.	1,514	150,840
CIFC Corp.*	1,936	15,488
Cohen & Steers, Inc.	7,837	238,793
Cowen Group, Inc., Class A*	60,717	148,757
Diamond Hill Investment Group, Inc.	1,241	84,214
Duff & Phelps Corp., Class A	13,368	208,808
Epoch Holding Corp.	6,980	194,742
Evercore Partners, Inc., Class A	11,649	351,683
FBR & Co.*	23,310	90,210
Fidus Investment Corp.	4,864	80,013
Fifth Street Finance Corp.	43,638	454,708
Financial Engines, Inc.*	20,656	573,204
FXCM, Inc., Class A	12,249	123,348
GAMCO Investors, Inc., Class A	3,161	167,754
GFI Group, Inc.	36,522	118,331
Gladstone Capital Corp.	8,727	71,212
Gladstone Investment Corp.	14,731	102,528
Golub Capital BDC, Inc.	8,290	132,474
Greenhill & Co., Inc.	13,440	698,746

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
GSV Capital Corp.*	9,106	$76,764
Harris & Harris Group, Inc.*	12,485	41,201
Hercules Technology Growth Capital, Inc.	23,807	264,972
HFF, Inc., Class A	17,057	254,149
Horizon Technology Finance Corp.	4,183	62,285
ICG Group, Inc.*	17,359	198,413
INTL FCStone, Inc.*	7,488	130,366
Investment Technology Group, Inc.*	18,916	170,244
JMP Group, Inc.	4,690	28,468
KBW, Inc.	15,967	244,295
KCAP Financial, Inc.	13,706	125,958
Knight Capital Group, Inc., Class A*	83,574	293,345
Ladenburg Thalmann Financial Services, Inc.*	83,947	117,526
Main Street Capital Corp.	12,412	378,690
Manning & Napier, Inc.	5,682	71,593
MCG Capital Corp.	34,422	158,341
Medallion Financial Corp.	13,143	154,299
Medley Capital Corp.	10,381	151,147
MVC Capital, Inc.	13,105	159,226
New Mountain Finance Corp.	8,934	133,117
NGP Capital Resources Co.	15,085	108,914
OFS Capital Corp.*	1,289	17,647
Oppenheimer Holdings, Inc., Class A	4,040	69,771
PennantPark Investment Corp.	28,061	308,531
Piper Jaffray Cos., Inc.*	6,964	223,753
Prospect Capital Corp.	77,790	845,577
Pzena Investment Management, Inc., Class A	10,115	54,621
Safeguard Scientifics, Inc.*	9,257	136,541
Solar Capital Ltd.	18,675	446,519
Solar Senior Capital Ltd.	3,367	62,828
Stellus Capital Investment Corp.	884	14,480
Stifel Financial Corp.*	25,428	812,933
SWS Group, Inc.*	12,384	65,511
TCP Capital Corp.	6,386	94,130
THL Credit, Inc.	11,283	166,876
TICC Capital Corp.	17,785	179,984
Triangle Capital Corp.	11,420	291,096
Virtus Investment Partners, Inc.*	2,612	315,895
Walter Investment Management Corp.*	16,518	710,604
Westwood Holdings Group, Inc.	4,336	177,342
WisdomTree Investments, Inc.*	26,948	164,922

		14,045,009

Commercial Banks (3.2%)
1st Source Corp.	6,798	150,168
1st United Bancorp, Inc./Florida	18,066	112,912
Access National Corp.	2,029	26,377
Alliance Financial Corp./New York	1,609	70,008
American National Bankshares, Inc.	2,009	40,562
Ameris Bancorp*	14,060	175,609
Ames National Corp.	2,491	54,553
Arrow Financial Corp.	6,861	171,182
BancFirst Corp.	3,256	$137,924
Banco Latinoamericano de Comercio Exterior S.A., Class E	12,034	259,453
Bancorp, Inc./Delaware*	14,617	160,348
BancorpSouth, Inc.	43,736	635,921
Bank of Kentucky Financial Corp.	1,855	45,874
Bank of Marin Bancorp/California	1,976	74,021
Bank of the Ozarks, Inc.	14,237	476,512
Banner Corp.	8,210	252,293
Bar Harbor Bankshares	930	31,295
BBCN Bancorp, Inc.	35,585	411,718
Berkshire Bancorp, Inc./New York	546	4,477
Boston Private Financial Holdings, Inc.	36,855	332,064
Bridge Bancorp, Inc.	2,649	53,881
Bridge Capital Holdings*	3,539	55,067
Bryn Mawr Bank Corp.	7,514	167,337
BSB Bancorp, Inc./Massachusetts*	1,884	23,041
C&F Financial Corp.	1,022	39,797
Camden National Corp.	3,731	126,742
Capital Bank Financial Corp., Class A*	6,008	102,557
Capital City Bank Group, Inc.*	11,203	127,378
Cardinal Financial Corp.	13,023	211,884
Cascade Bancorp*	13,373	83,715
Cathay General Bancorp	37,499	731,231
Center Bancorp, Inc.	3,685	42,672
Centerstate Banks, Inc.	9,832	83,867
Central Pacific Financial Corp.*	11,806	184,056
Century Bancorp, Inc./Massachusetts, Class A	907	29,886
Chemical Financial Corp.	12,120	287,971
Citizens & Northern Corp.	3,841	72,595
Citizens Republic Bancorp, Inc.*	18,436	349,731
City Holding Co.	6,502	226,595
CNB Financial Corp./Pennsylvania	3,532	57,854
CoBiz Financial, Inc.	11,966	89,386
Columbia Banking System, Inc.	18,885	338,797
Community Bank System, Inc.	17,209	470,838
Community Trust Bancorp, Inc.	7,147	234,279
Crescent Financial Bancshares, Inc.*	334	1,533
CVB Financial Corp.	40,648	422,739
Eagle Bancorp, Inc.*	8,506	169,865
Enterprise Bancorp, Inc./Massachusetts	1,469	24,268
Enterprise Financial Services Corp.	5,968	78,002
F.N.B. Corp./Pennsylvania	64,335	683,238
Farmers National Banc Corp.	3,548	21,998
Fidelity Southern Corp.*	2,170	20,723
Financial Institutions, Inc.	4,776	88,977
First Bancorp, Inc./Maine	4,857	79,995
First Bancorp/North Carolina	4,963	63,626
First BanCorp/Puerto Rico*	36,762	168,370
First Busey Corp.	16,699	77,650

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
First California Financial Group, Inc.*	11,942	$92,192
First Commonwealth Financial Corp.	51,059	348,222
First Community Bancshares, Inc./Virginia	6,290	100,451
First Connecticut Bancorp, Inc./Connecticut	6,192	85,140
First Financial Bancorp	27,348	399,828
First Financial Bankshares, Inc.	14,418	562,446
First Financial Corp./Indiana	4,935	149,234
First Interstate Bancsystem, Inc.	8,702	134,272
First Merchants Corp.	13,212	196,066
First Midwest Bancorp, Inc./Illinois	34,836	436,147
First of Long Island Corp.	2,926	82,864
FirstMerit Corp.	52,773	748,849
FNB United Corp.*	6,044	70,110
German American Bancorp, Inc.	4,239	92,071
Glacier Bancorp, Inc.	33,327	490,240
Great Southern Bancorp, Inc.	6,108	155,449
Guaranty Bancorp*	17,340	33,813
Hancock Holding Co.	35,092	1,113,820
Hanmi Financial Corp.*	15,611	212,153
Heartland Financial USA, Inc.	7,671	200,597
Heritage Commerce Corp.*	5,224	36,464
Heritage Financial Corp./Washington	5,276	77,504
Heritage Oaks Bancorp*	4,373	25,363
Home BancShares, Inc./Arkansas	10,690	352,984
HomeTrust Bancshares, Inc.*	4,904	66,253
Horizon Bancorp/Indiana	1,964	38,593
Hudson Valley Holding Corp.	7,006	109,083
IBERIABANK Corp.	14,581	716,219
Independent Bank Corp./Massachusetts	9,719	281,365
International Bancshares Corp.	24,888	449,228
Investors Bancorp, Inc.	22,540	400,761
Lakeland Bancorp, Inc.	13,585	138,295
Lakeland Financial Corp.	6,900	178,296
MainSource Financial Group, Inc.	10,456	132,478
MB Financial, Inc.	27,106	535,343
Mercantile Bank Corp.	2,170	35,805
Merchants Bancshares, Inc.	1,622	43,421
Metro Bancorp, Inc.*	3,848	50,871
MetroCorp Bancshares, Inc.*	4,472	49,147
Middleburg Financial Corp.	1,102	19,461
MidSouth Bancorp, Inc.	7,594	124,162
MidWestOne Financial Group, Inc.	1,488	30,519
National Bank Holdings Corp., Class A	1,333	25,314
National Bankshares, Inc./Virginia	2,414	78,189
National Penn Bancshares, Inc.	59,547	554,978
NBT Bancorp, Inc.	16,531	335,083
Northrim BanCorp, Inc.	1,670	37,825
Old National Bancorp/Indiana	48,387	574,354
OmniAmerican Bancorp, Inc.*	4,633	107,161
Oriental Financial Group, Inc.	22,941	306,262
Pacific Continental Corp.	5,781	56,249
Pacific Mercantile Bancorp*	2,148	13,511
PacWest Bancorp	13,904	$344,541
Park National Corp.	5,501	355,530
Park Sterling Corp.*	13,514	70,678
Peapack-Gladstone Financial Corp.	2,294	32,300
Penns Woods Bancorp, Inc.	1,964	73,473
Peoples Bancorp, Inc./Ohio	4,151	84,805
Pinnacle Financial Partners, Inc.*	14,397	271,239
Preferred Bank/California*	2,719	38,610
PrivateBancorp, Inc.	27,052	414,437
Prosperity Bancshares, Inc.	22,473	943,866
Renasant Corp.	12,156	232,666
Republic Bancorp, Inc./Kentucky, Class A	7,044	148,840
S&T Bancorp, Inc.	12,971	234,386
Sandy Spring Bancorp, Inc.	10,322	200,453
SCBT Financial Corp.	9,062	364,111
Seacoast Banking Corp. of Florida*	19,694	31,707
Sierra Bancorp	9,454	108,059
Simmons First National Corp., Class A	8,202	208,003
Southside Bancshares, Inc.	7,257	152,832
Southwest Bancorp, Inc./Oklahoma*	11,575	129,640
State Bank Financial Corp.	15,747	250,062
StellarOne Corp.	10,977	155,215
Sterling Bancorp/New York	17,606	160,391
Sterling Financial Corp./Washington	13,354	278,832
Suffolk Bancorp*	4,978	65,212
Sun Bancorp, Inc./New Jersey*	15,403	54,527
Susquehanna Bancshares, Inc.	83,953	879,827
SY Bancorp, Inc.	5,880	131,830
Taylor Capital Group, Inc.*	8,903	160,699
Texas Capital Bancshares, Inc.*	18,125	812,362
Tompkins Financial Corp.	4,240	168,074
TowneBank/Virginia	11,071	171,490
Trico Bancshares	5,563	93,180
Trustmark Corp.	28,819	647,275
UMB Financial Corp.	14,902	653,304
Umpqua Holdings Corp.	55,217	651,008
Union First Market Bankshares Corp.	9,887	155,918
United Bankshares, Inc./West Virginia	23,054	560,673
United Community Banks, Inc./Georgia*	18,928	178,302
Univest Corp. of Pennsylvania	8,146	139,297
Virginia Commerce Bancorp, Inc.*	18,236	163,212
Washington Banking Co.	4,695	63,946
Washington Trust Bancorp, Inc.	6,427	169,094
Webster Financial Corp.	34,785	714,832
WesBanco, Inc.	10,185	226,311
West Bancorp, Inc.	3,943	42,506
West Coast Bancorp/Oregon	8,653	191,664
Westamerica Bancorp	13,969	594,940
Western Alliance Bancorp*	29,780	313,583
Wilshire Bancorp, Inc.*	28,745	168,733
Wintrust Financial Corp.	16,795	616,377

		35,472,769

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Consumer Finance (0.4%)
Asset Acceptance Capital Corp.*	4,223	$19,003
Asta Funding, Inc.	1,952	18,564
Cash America International, Inc.	14,664	581,721
Credit Acceptance Corp.*	3,554	361,371
DFC Global Corp.*	21,563	399,131
Encore Capital Group, Inc.*	10,113	309,660
EZCORP, Inc., Class A*	23,520	467,107
First Cash Financial Services, Inc.*	15,025	745,540
First Marblehead Corp.*	17,832	13,854
Green Dot Corp., Class A*	11,122	135,688
Nelnet, Inc., Class A	11,595	345,415
Netspend Holdings, Inc.*	13,712	162,076
Nicholas Financial, Inc.	3,017	37,411
Portfolio Recovery Associates, Inc.*	8,531	911,623
Regional Management Corp.*	1,845	30,535
World Acceptance Corp.*	4,942	368,475

		4,907,174

Diversified Financial Services (0.2%)
California First National Bancorp	2,244	33,548
Gain Capital Holdings, Inc.	5,021	20,536
MarketAxess Holdings, Inc.	16,855	594,981
Marlin Business Services Corp.	3,415	68,505
MicroFinancial, Inc.	2,183	15,892
NewStar Financial, Inc.*	12,852	180,057
PHH Corp.*	25,475	579,556
PICO Holdings, Inc.*	10,984	222,646
Resource America, Inc., Class A	2,369	15,801

		1,731,522

Insurance (1.4%)
Alterra Capital Holdings Ltd.	40,536	1,142,710
American Equity Investment Life Holding Co.	28,368	346,373
American Safety Insurance Holdings Ltd.*	3,713	70,250
AMERISAFE, Inc.*	8,838	240,835
Amtrust Financial Services, Inc.	13,218	379,224
Argo Group International Holdings Ltd.	13,395	449,938
Baldwin & Lyons, Inc., Class B	5,349	127,627
Citizens, Inc./Texas*	18,312	202,348
CNO Financial Group, Inc.	95,527	891,267
Crawford & Co., Class B	8,069	64,391
Donegal Group, Inc., Class A	8,360	117,374
Eastern Insurance Holdings, Inc.	1,603	27,379
eHealth, Inc.*	8,774	241,110
EMC Insurance Group, Inc.	5,505	131,459
Employers Holdings, Inc.	18,180	374,144
Enstar Group Ltd.*	3,642	407,831
FBL Financial Group, Inc., Class A	4,784	163,661
First American Financial Corp.	51,024	1,229,168
Fortegra Financial Corp.*	1,787	15,886
Global Indemnity plc*	6,072	134,373
Greenlight Capital Reinsurance Ltd., Class A*	13,408	309,457
Hallmark Financial Services*	9,729	91,355
Hilltop Holdings, Inc.*	16,785	227,269
Homeowners Choice, Inc.	4,459	$92,703
Horace Mann Educators Corp.	19,136	381,955
Independence Holding Co.	2,095	19,944
Infinity Property & Casualty Corp.	6,082	354,216
Investors Title Co.	409	24,540
Kansas City Life Insurance Co.	3,681	140,467
Maiden Holdings Ltd.	20,808	191,226
Meadowbrook Insurance Group, Inc.	25,365	146,610
Montpelier Reinsurance Holdings Ltd.	23,160	529,438
National Financial Partners Corp.*	20,065	343,914
National Interstate Corp.	5,404	155,743
National Western Life Insurance Co., Class A	1,038	163,734
Navigators Group, Inc.*	5,496	280,681
OneBeacon Insurance Group Ltd., Class A	10,603	147,382
Phoenix Cos., Inc.*	3,515	86,926
Platinum Underwriters Holdings Ltd.	16,124	741,704
Primerica, Inc.	21,143	634,501
RLI Corp.	9,442	610,520
Safety Insurance Group, Inc.	5,573	257,305
SeaBright Holdings, Inc.	13,604	150,596
Selective Insurance Group, Inc.	25,734	495,894
State Auto Financial Corp.	10,123	151,238
Stewart Information Services Corp.	10,148	263,848
Symetra Financial Corp.	35,758	464,139
Tower Group, Inc.	18,415	327,235
United Fire Group, Inc.	10,412	227,398
Universal Insurance Holdings, Inc.	21,213	92,913
Validus Holdings Ltd.	2,496	86,312

		14,948,511

Real Estate Investment Trusts (REITs) (4.0%)
Acadia Realty Trust (REIT)	21,890	549,001
AG Mortgage Investment Trust, Inc. (REIT)	9,157	215,006
Agree Realty Corp. (REIT)	3,259	87,309
Alexander’s, Inc. (REIT)	1,006	332,785
American Assets Trust, Inc. (REIT)	16,319	455,790
American Capital Mortgage Investment Corp. (REIT)	17,526	413,088
American Realty Capital Trust, Inc. (REIT)	73,961	854,250
AmREIT, Inc. (REIT), Class B	900	15,435
Anworth Mortgage Asset Corp. (REIT)	63,021	364,261
Apollo Commercial Real Estate Finance, Inc. (REIT)	9,162	148,699
Apollo Residential Mortgage, Inc. (REIT)	10,719	216,417
Ares Commercial Real Estate Corp. (REIT)	3,240	53,201
ARMOUR Residential REIT, Inc. (REIT)	138,498	896,082

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Ashford Hospitality Trust, Inc. (REIT)	24,365	$256,076
Associated Estates Realty Corp. (REIT)	21,857	352,335
Campus Crest Communities, Inc. (REIT)	17,931	219,834
CapLease, Inc. (REIT)	34,814	193,914
Capstead Mortgage Corp. (REIT)	44,426	509,566
Cedar Realty Trust, Inc. (REIT)	27,845	147,022
Chatham Lodging Trust (REIT)	8,656	133,129
Chesapeake Lodging Trust (REIT)	18,526	386,823
Colonial Properties Trust (REIT)	42,898	916,730
Colony Financial, Inc. (REIT)	20,585	401,407
Coresite Realty Corp. (REIT)	10,678	295,353
Cousins Properties, Inc. (REIT)	42,520	355,042
CreXus Investment Corp. (REIT)	29,095	356,414
CubeSmart (REIT)	57,010	830,636
CYS Investments, Inc. (REIT)	80,354	948,981
DCT Industrial Trust, Inc. (REIT)	119,826	777,671
DiamondRock Hospitality Co. (REIT)	87,576	788,184
DuPont Fabros Technology, Inc. (REIT)	29,953	723,664
Dynex Capital, Inc. (REIT)	22,157	209,162
EastGroup Properties, Inc. (REIT)	13,211	710,884
Education Realty Trust, Inc. (REIT)	52,357	557,078
EPR Properties (REIT)	21,260	980,299
Equity One, Inc. (REIT)	27,398	575,632
Excel Trust, Inc. (REIT)	16,756	212,298
FelCor Lodging Trust, Inc. (REIT)*	54,943	256,584
First Industrial Realty Trust, Inc. (REIT)*	45,576	641,710
First Potomac Realty Trust (REIT)	24,471	302,462
Franklin Street Properties Corp. (REIT)	33,843	416,607
Getty Realty Corp. (REIT)	13,062	235,900
Gladstone Commercial Corp. (REIT)	4,582	82,247
Glimcher Realty Trust (REIT)	62,780	696,230
Government Properties Income Trust (REIT)	19,899	476,979
Gramercy Capital Corp./New York (REIT)*	16,137	47,443
Gyrodyne Co. of America, Inc. (REIT)	499	35,958
Healthcare Realty Trust, Inc. (REIT)	39,660	952,237
Hersha Hospitality Trust (REIT)	73,381	366,905
Highwoods Properties, Inc. (REIT)#	33,964	1,136,096
Hudson Pacific Properties, Inc. (REIT)	17,619	371,056
Inland Real Estate Corp. (REIT)	36,162	303,038
Invesco Mortgage Capital, Inc. (REIT)	52,872	1,042,107
Investors Real Estate Trust (REIT)	40,773	355,948
iStar Financial, Inc. (REIT)*	43,585	$355,218
Kite Realty Group Trust (REIT)	37,251	208,233
LaSalle Hotel Properties (REIT)	39,386	1,000,011
Lexington Realty Trust (REIT)	61,406	641,693
LTC Properties, Inc. (REIT)	15,260	536,999
Medical Properties Trust, Inc. (REIT)	63,906	764,316
Mission West Properties, Inc. (REIT)	4,700	42,817
Monmouth Real Estate Investment Corp. (REIT), Class A	16,373	169,624
National Health Investors, Inc. (REIT)	11,970	676,664
New York Mortgage Trust, Inc. (REIT)	20,598	130,179
NorthStar Realty Finance Corp. (REIT)	62,470	439,789
Omega Healthcare Investors, Inc. (REIT)	50,929	1,214,657
One Liberty Properties, Inc. (REIT)	8,702	176,564
Parkway Properties, Inc./Maryland (REIT)	12,021	168,174
Pebblebrook Hotel Trust (REIT)	26,029	601,270
Pennsylvania Real Estate Investment Trust (REIT)	25,706	453,454
PennyMac Mortgage Investment Trust (REIT)	27,105	685,485
Potlatch Corp. (REIT)	19,542	765,851
PS Business Parks, Inc. (REIT)	8,551	555,644
RAIT Financial Trust (REIT)	25,201	142,386
Ramco-Gershenson Properties Trust (REIT)	20,557	273,614
Redwood Trust, Inc. (REIT)	36,545	617,245
Resource Capital Corp. (REIT)	42,341	237,110
Retail Opportunity Investments Corp. (REIT)	22,290	286,649
RLJ Lodging Trust (REIT)	49,658	961,875
Rouse Properties, Inc. (REIT)	11,212	189,707
Ryman Hospitality Properties (REIT)	16,250	624,975
Sabra Health Care REIT, Inc. (REIT)	17,107	371,564
Saul Centers, Inc. (REIT)	3,529	151,006
Select Income REIT (REIT)	5,176	128,209
Sovran Self Storage, Inc. (REIT)	13,748	853,751
Spirit Realty Capital, Inc. (REIT)	7,007	124,584
STAG Industrial, Inc. (REIT)	14,917	268,058
Strategic Hotels & Resorts, Inc. (REIT)*	88,372	565,581
Summit Hotel Properties, Inc. (REIT)	22,285	211,707
Sun Communities, Inc. (REIT)	13,964	557,024
Sunstone Hotel Investors, Inc. (REIT)*	60,462	647,548
Terreno Realty Corp. (REIT)	5,159	79,655
Two Harbors Investment Corp. (REIT)	133,710	1,481,507
UMH Properties, Inc. (REIT)	10,644	109,953
Universal Health Realty Income Trust (REIT)	5,040	255,074

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Urstadt Biddle Properties, Inc. (REIT), Class A	11,422	$224,785
Washington Real Estate Investment Trust (REIT)	31,862	833,191
Western Asset Mortgage Capital Corp. (REIT)	7,540	149,066
Whitestone REIT (REIT)	7,965	111,908
Winthrop Realty Trust (REIT)	13,862	153,175

		44,356,514

Real Estate Management & Development (0.1%)
AV Homes, Inc.*	8,040	114,329
Consolidated-Tomoka Land Co.	2,747	85,184
Forestar Group, Inc.*	17,343	300,554
Kennedy-Wilson Holdings, Inc.	19,963	279,083
Tejon Ranch Co.*	6,280	176,342
Thomas Properties Group, Inc.	8,375	45,309
Zillow, Inc., Class A*	3,528	97,902

		1,098,703

Thrifts & Mortgage Finance (0.9%)
Astoria Financial Corp.	40,022	374,606
Bank Mutual Corp.	21,986	94,540
BankFinancial Corp.	5,742	42,606
Beneficial Mutual Bancorp, Inc.*	15,965	151,668
Berkshire Hills Bancorp, Inc.	10,993	262,293
BofI Holding, Inc.*	4,244	118,280
Brookline Bancorp, Inc.	37,853	321,751
Cape Bancorp, Inc.	2,651	23,037
Charter Financial Corp./Georgia	1,597	16,928
Clifton Savings Bancorp, Inc.	8,479	95,558
Dime Community Bancshares, Inc.	14,999	208,336
Doral Financial Corp.*	60,091	43,512
ESB Financial Corp.	3,320	46,048
ESSA Bancorp, Inc.	7,280	79,279
EverBank Financial Corp.	10,439	155,646
Farmer Mac, Class C	3,865	125,613
First Defiance Financial Corp.	2,997	57,512
First Federal Bancshares of Arkansas, Inc.*	937	9,136
First Financial Holdings, Inc.	5,704	74,608
First Financial Northwest, Inc.*	3,317	25,043
First PacTrust Bancorp, Inc.	2,825	34,663
Flushing Financial Corp.	14,023	215,113
Fox Chase Bancorp, Inc.	9,171	152,697
Franklin Financial Corp./Virginia	5,654	93,743
Heritage Financial Group, Inc.	1,843	25,415
Hingham Institution for Savings	371	23,225
Home Bancorp, Inc.*	1,625	29,656
Home Federal Bancorp, Inc./Idaho	8,628	107,246
Home Loan Servicing Solutions Ltd.	13,357	252,447
HomeStreet, Inc.*	4,119	105,240
Kearny Financial Corp.	11,743	114,494
Meridian Interstate Bancorp, Inc.*	4,562	76,550
MGIC Investment Corp.*	92,769	246,766
NASB Financial, Inc.*	917	19,596
Nationstar Mortgage Holdings, Inc.*	8,834	273,677
Northfield Bancorp, Inc./New Jersey	8,365	$127,566
Northwest Bancshares, Inc.	45,772	555,672
OceanFirst Financial Corp.	6,795	93,431
Ocwen Financial Corp.*	49,814	1,723,066
Oritani Financial Corp.	24,092	369,089
Peoples Federal Bancshares, Inc.	1,376	23,929
Provident Financial Holdings, Inc.	2,524	44,170
Provident Financial Services, Inc.	28,842	430,323
Provident New York Bancorp	22,313	207,734
Radian Group, Inc.	64,787	395,849
Rockville Financial, Inc.	16,104	207,742
Roma Financial Corp.	10,371	156,810
SI Financial Group, Inc.	2,280	26,220
Simplicity Bancorp, Inc.	2,305	34,460
Territorial Bancorp, Inc.	4,540	103,739
Tree.com, Inc.	2,136	38,512
TrustCo Bank Corp./New York	46,378	244,876
United Financial Bancorp, Inc.	7,785	122,380
ViewPoint Financial Group, Inc.	14,782	309,535
Walker & Dunlop, Inc.*	8,716	145,209
Waterstone Financial, Inc.*	1,767	13,783
Westfield Financial, Inc.	14,805	107,040
WSFS Financial Corp.	3,508	148,213

		9,725,876

Total Financials		126,286,078

Health Care (6.1%)
Biotechnology (1.8%)
Achillion Pharmaceuticals, Inc.*	25,680	205,954
Acorda Therapeutics, Inc.*	18,772	466,672
Aegerion Pharmaceuticals, Inc.*	12,831	325,779
Affymax, Inc.*	16,256	308,864
Agenus, Inc.*	5,082	20,836
Alkermes plc*	56,549	1,047,287
Alnylam Pharmaceuticals, Inc.*	21,419	390,897
AMAG Pharmaceuticals, Inc.*	8,973	131,993
Amicus Therapeutics, Inc.*	6,205	16,629
Anacor Pharmaceuticals, Inc.*	3,419	17,779
Arena Pharmaceuticals, Inc.*	100,299	904,697
ArQule, Inc.*	27,590	76,976
Array BioPharma, Inc.*	46,308	172,266
Astex Pharmaceuticals*	38,359	111,625
AVEO Pharmaceuticals, Inc.*	18,755	150,978
BioCryst Pharmaceuticals, Inc.*	12,677	18,001
Biospecifics Technologies Corp.*	1,889	28,241
Biotime, Inc.*	17,865	56,096
Celldex Therapeutics, Inc.*	27,819	186,665
Cepheid, Inc.*	30,243	1,022,516
ChemoCentryx, Inc.*	5,869	64,207
Clovis Oncology, Inc.*	6,527	104,432
Codexis, Inc.*	13,831	30,566
Coronado Biosciences, Inc.*	3,563	16,069
Cubist Pharmaceuticals, Inc.*	29,237	1,229,708
Curis, Inc.*	35,832	122,904
Cytori Therapeutics, Inc.*	32,661	92,104
Dendreon Corp.*	70,951	374,621
Discovery Laboratories, Inc.*	9,065	19,127
Durata Therapeutics, Inc.*	1,760	13,446
Dyax Corp.*	54,052	188,101
Dynavax Technologies Corp.*	80,556	230,390

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Emergent Biosolutions, Inc.*	11,017	$176,713
Enzon Pharmaceuticals, Inc.	14,585	64,612
Exact Sciences Corp.*	30,789	326,056
Exelixis, Inc.*	84,575	386,508
Genomic Health, Inc.*	9,746	265,676
Geron Corp.*	57,584	81,193
GTx, Inc.*	7,096	29,803
Halozyme Therapeutics, Inc.*	37,241	249,887
Hyperion Therapeutics, Inc.*	598	6,745
Idenix Pharmaceuticals, Inc.*	34,675	168,174
ImmunoCellular Therapeutics Ltd.*	10,964	21,051
Immunogen, Inc.*	39,479	503,357
Immunomedics, Inc.*	38,388	112,093
Infinity Pharmaceuticals, Inc.*	12,026	420,910
Intercept Pharmaceuticals, Inc.*	952	32,596
InterMune, Inc.*	29,004	281,049
Ironwood Pharmaceuticals, Inc.*	34,703	384,856
Isis Pharmaceuticals, Inc.*	49,519	517,969
Keryx Biopharmaceuticals, Inc.*	16,215	42,483
KYTHERA Biopharmaceuticals, Inc.*	1,011	30,674
Lexicon Pharmaceuticals, Inc.*	93,594	207,779
Ligand Pharmaceuticals, Inc., Class B*	9,612	199,353
MannKind Corp.*	75,649	174,749
Maxygen, Inc.	5,962	14,667
Merrimack Pharmaceuticals, Inc.*	15,167	92,367
Momenta Pharmaceuticals, Inc.*	20,530	241,843
Neurocrine Biosciences, Inc.*	27,424	205,132
NewLink Genetics Corp.*	8,096	101,200
Novavax, Inc.*	62,245	117,643
NPS Pharmaceuticals, Inc.*	43,080	392,028
OncoGenex Pharmaceutical, Inc.*	3,749	49,187
Oncothyreon, Inc.*	20,335	39,043
Opko Health, Inc.*	53,196	255,873
Orexigen Therapeutics, Inc.*	21,333	112,425
Osiris Therapeutics, Inc.*	13,795	123,879
PDL BioPharma, Inc.	62,598	441,316
Pharmacyclics, Inc.*	25,171	1,457,401
Progenics Pharmaceuticals, Inc.*	16,963	50,550
Raptor Pharmaceutical Corp.*	21,948	128,396
Regulus Therapeutics, Inc.*	2,215	13,954
Repligen Corp.*	6,439	40,501
Rigel Pharmaceuticals, Inc.*	37,471	243,561
Sangamo BioSciences, Inc.*	23,168	139,240
Seattle Genetics, Inc.*	45,339	1,051,865
SIGA Technologies, Inc.*	13,037	34,157
Spectrum Pharmaceuticals, Inc.	29,407	329,064
Sunesis Pharmaceuticals, Inc.*	6,355	26,691
Synageva BioPharma Corp.*	4,462	206,546
Synergy Pharmaceuticals, Inc.*	25,603	134,672
Synta Pharmaceuticals Corp.*	23,255	209,760
Targacept, Inc.*	8,356	36,599
Tesaro, Inc.*	1,656	28,069
Theravance, Inc.*	27,945	622,335
Threshold Pharmaceuticals, Inc.*	22,129	93,163
Trius Therapeutics, Inc.*	7,278	34,789
Vanda Pharmaceuticals, Inc.*	18,641	68,972
Verastem, Inc.*	1,362	11,972
Vical, Inc.*	42,209	122,828
XOMA Corp.*	16,587	39,726
ZIOPHARM Oncology, Inc.*	28,550	$118,768

		20,260,894

Health Care Equipment & Supplies (1.5%)
Abaxis, Inc.	10,014	371,519
ABIOMED, Inc.*	15,046	202,519
Accuray, Inc.*	31,112	200,050
Align Technology, Inc.*	33,158	920,135
Alphatec Holdings, Inc.*	37,892	62,522
Analogic Corp.	6,034	448,326
AngioDynamics, Inc.*	10,659	117,142
Anika Therapeutics, Inc.*	2,408	23,936
Antares Pharma, Inc.*	50,851	193,742
ArthroCare Corp.*	12,546	433,966
AtriCure, Inc.*	3,151	21,742
Atrion Corp.	731	143,276
Cantel Medical Corp.	8,726	259,424
Cardiovascular Systems, Inc.*	3,520	44,176
Cerus Corp.*	11,763	37,171
Conceptus, Inc.*	12,690	266,617
CONMED Corp.	14,077	393,452
CryoLife, Inc.	5,907	36,801
Cyberonics, Inc.*	12,927	679,055
Cynosure, Inc., Class A*	7,348	177,160
Derma Sciences, Inc.*	2,304	25,598
DexCom, Inc.*	30,781	418,929
Endologix, Inc.*	25,535	363,618
EnteroMedics, Inc.*	5,252	14,706
Exactech, Inc.*	4,911	83,242
Globus Medical, Inc., Class A*	4,042	42,401
Greatbatch, Inc.*	10,051	233,585
Haemonetics Corp.*	22,716	927,722
Hansen Medical, Inc.*	11,726	24,390
HeartWare International, Inc.*	6,395	536,860
ICU Medical, Inc.*	5,784	352,419
Insulet Corp.*	23,308	494,596
Integra LifeSciences Holdings Corp.*	9,307	362,694
Invacare Corp.	13,872	226,114
MAKO Surgical Corp.*	16,589	213,500
Masimo Corp.	24,842	521,930
Meridian Bioscience, Inc.	19,061	385,985
Merit Medical Systems, Inc.*	17,950	249,505
Natus Medical, Inc.*	13,303	148,728
Navidea Biopharmaceuticals, Inc.*	45,211	127,947
Neogen Corp.*	10,532	477,310
NuVasive, Inc.*	19,553	302,289
NxStage Medical, Inc.*	23,587	265,354
OraSure Technologies, Inc.*	25,668	184,296
Orthofix International N.V.*	8,493	334,030
Palomar Medical Technologies, Inc.*	4,112	37,872
PhotoMedex, Inc.*	9,226	133,869
Quidel Corp.*	12,634	235,877
Rochester Medical Corp.*	2,020	20,362
Rockwell Medical Technologies, Inc.*	11,385	91,649
RTI Biologics, Inc.*	14,526	62,026
Solta Medical, Inc.*	13,913	37,148
Spectranetics Corp.*	14,976	221,196
STAAR Surgical Co.*	17,268	105,335

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
STERIS Corp.	26,438	$918,192
SurModics, Inc.*	7,676	171,635
Symmetry Medical, Inc.*	15,954	167,836
Tornier N.V.*	7,504	125,992
Unilife Corp.*	34,760	78,905
Utah Medical Products, Inc.	641	23,108
Vascular Solutions, Inc.*	7,110	112,338
Volcano Corp.*	24,558	579,814
West Pharmaceutical Services, Inc.	16,808	920,238
Wright Medical Group, Inc.*	19,038	399,608
Young Innovations, Inc.	4,349	171,394
Zeltiq Aesthetics, Inc.*	3,488	16,149

		16,981,022

Health Care Providers & Services (1.5%)
Acadia Healthcare Co., Inc.*	11,436	266,802
Accretive Health, Inc.*	23,233	268,573
Air Methods Corp.	17,850	658,487
Almost Family, Inc.	2,194	44,450
Amedisys, Inc.*	16,500	185,955
AMN Healthcare Services, Inc.*	24,322	280,919
Amsurg Corp.*	15,600	468,156
Assisted Living Concepts, Inc., Class A	9,181	89,515
Bio-Reference Labs, Inc.*	10,318	296,023
BioScrip, Inc.*	17,951	193,332
Capital Senior Living Corp.*	14,194	265,286
Centene Corp.*	24,485	1,003,885
Chemed Corp.	9,954	682,745
Chindex International, Inc.*	8,314	87,297
Corvel Corp.*	3,994	179,051
Cross Country Healthcare, Inc.*	5,910	28,368
Emeritus Corp.*	15,189	375,472
Ensign Group, Inc.	8,304	225,786
ExamWorks Group, Inc.*	13,414	187,662
Five Star Quality Care, Inc.*	21,644	108,436
Gentiva Health Services, Inc.*	12,933	129,977
Hanger, Inc.*	16,814	460,031
HealthSouth Corp.*	45,828	967,429
Healthways, Inc.*	16,195	173,287
HMS Holdings Corp.*	40,649	1,053,622
IPC The Hospitalist Co., Inc.*	7,826	310,770
Kindred Healthcare, Inc.*	24,817	268,520
Landauer, Inc.	4,510	276,057
LHC Group, Inc.*	7,713	164,287
Magellan Health Services, Inc.*	12,807	627,543
Molina Healthcare, Inc.*	12,664	342,688
MWI Veterinary Supply, Inc.*	5,764	634,040
National Healthcare Corp.	4,652	218,737
National Research Corp.	2,144	116,205
Owens & Minor, Inc.#	28,704	818,351
PDI, Inc.*	1,949	14,812
PharMerica Corp.*	11,904	169,513
Providence Service Corp.*	6,619	112,457
PSS World Medical, Inc.*	25,432	734,476
Select Medical Holdings Corp.	19,812	186,827
Skilled Healthcare Group, Inc., Class A*	14,022	89,320
Sunrise Senior Living, Inc.*	27,106	389,784
Team Health Holdings, Inc.*	13,583	390,783
Triple-S Management Corp., Class B*	9,653	$178,291
U.S. Physical Therapy, Inc.	7,374	203,080
Universal American Corp.	15,518	133,300
Vanguard Health Systems, Inc.*	14,519	177,858
WellCare Health Plans, Inc.*	19,309	940,155

		16,178,400

Health Care Technology (0.3%)
athenahealth, Inc.*	16,554	1,215,891
Computer Programs & Systems, Inc.	5,066	255,022
Epocrates, Inc.*	8,350	73,647
Greenway Medical Technologies*	7,850	120,576
HealthStream, Inc.*	8,482	206,197
MedAssets, Inc.*	26,938	451,750
Medidata Solutions, Inc.*	10,385	406,988
Merge Healthcare, Inc.*	29,625	73,174
Omnicell, Inc.*	13,881	206,411
Quality Systems, Inc.	17,738	307,932
Vocera Communications, Inc.*	4,881	122,513

		3,440,101

Life Sciences Tools & Services (0.2%)
Affymetrix, Inc.*	31,187	98,863
BG Medicine, Inc.*	2,174	5,022
Cambrex Corp.*	12,428	141,431
Fluidigm Corp.*	12,227	174,968
Furiex Pharmaceuticals, Inc.*	1,616	31,124
Harvard Bioscience, Inc.*	5,497	24,077
Luminex Corp.*	19,144	320,853
Pacific Biosciences of California, Inc.*	13,506	22,960
PAREXEL International Corp.*	27,618	817,217
Sequenom, Inc.*	51,448	242,835

		1,879,350

Pharmaceuticals (0.8%)
Acura Pharmaceuticals, Inc.*	19,166	42,549
Akorn, Inc.*	27,962	373,572
Ampio Pharmaceuticals, Inc.*	5,415	19,440
Auxilium Pharmaceuticals, Inc.*	21,808	404,102
AVANIR Pharmaceuticals, Inc., Class A*	59,196	155,686
BioDelivery Sciences International, Inc.*	5,495	23,683
Cadence Pharmaceuticals, Inc.*	30,420	145,712
Cempra, Inc.*	911	5,830
Corcept Therapeutics, Inc.*	19,569	27,984
Cornerstone Therapeutics, Inc.*	7,956	37,632
Cumberland Pharmaceuticals, Inc.*	2,118	8,896
Depomed, Inc.*	26,953	166,839
Endocyte, Inc.*	14,440	129,671
Forest Laboratories, Inc. (Contingent value shares)*(b)†	3,800	3,610
Hi-Tech Pharmacal Co., Inc.	4,554	159,299
Horizon Pharma, Inc.*	7,938	18,496
Impax Laboratories, Inc.*	32,813	672,338
Jazz Pharmaceuticals plc*	19,178	1,020,270
Lannett Co., Inc.*	7,745	38,415
MAP Pharmaceuticals, Inc.*	14,557	228,691
Medicines Co.*	26,134	626,432
Nektar Therapeutics*	55,879	414,063

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Obagi Medical Products, Inc.*	7,175	$97,508
Omeros Corp.*	11,913	61,829
Optimer Pharmaceuticals, Inc.*	20,852	188,711
Pacira Pharmaceuticals, Inc.*	11,328	197,900
Pain Therapeutics, Inc.*	8,138	22,054
Pernix Therapeutics Holdings*	1,933	14,981
Pozen, Inc.*	8,710	43,637
Questcor Pharmaceuticals, Inc.	24,925	665,996
Repros Therapeutics, Inc.*	3,588	56,511
Sagent Pharmaceuticals, Inc.*	8,473	136,331
Santarus, Inc.*	25,063	275,192
Sciclone Pharmaceuticals, Inc.*	27,136	116,956
Sucampo Pharmaceuticals, Inc., Class A*	16,307	79,904
Supernus Pharmaceuticals, Inc.*	1,601	11,479
Transcept Pharmaceuticals, Inc.*	2,638	11,739
Ventrus Biosciences, Inc.*	2,658	5,741
ViroPharma, Inc.*	31,379	714,186
Vivus, Inc.*	45,022	604,195
XenoPort, Inc.*	24,759	192,377
Zogenix, Inc.*	11,004	14,635

		8,235,072

Total Health Care		66,974,839

Industrials (7.8%)
Aerospace & Defense (0.8%)
AAR Corp.	18,820	351,558
Aerovironment, Inc.*	7,745	168,376
American Science & Engineering, Inc.	3,766	245,581
API Technologies Corp.*	7,054	20,739
Astronics Corp.*	5,423	124,078
CPI Aerostructures, Inc.*	1,349	13,503
Cubic Corp.	7,393	354,642
Curtiss-Wright Corp.	20,698	679,515
DigitalGlobe, Inc.*	17,767	434,225
Esterline Technologies Corp.*	13,655	868,595
GenCorp, Inc.*	26,481	242,301
GeoEye, Inc.*	8,837	271,561
HEICO Corp.	24,024	1,075,314
Hexcel Corp.*	45,186	1,218,215
KEYW Holding Corp.*	12,862	163,219
Kratos Defense & Security Solutions, Inc.*	19,145	96,299
LMI Aerospace, Inc.*	2,184	42,239
Moog, Inc., Class A*	22,071	905,573
National Presto Industries, Inc.	2,138	147,736
Orbital Sciences Corp.*	28,291	389,567
SIFCO Industries, Inc.	409	6,442
Sypris Solutions, Inc.	2,004	7,936
Taser International, Inc.*	25,053	223,974
Teledyne Technologies, Inc.*	17,055	1,109,769

		9,160,957

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	33,242	133,301
Atlas Air Worldwide Holdings, Inc.*	13,063	578,822
Echo Global Logistics, Inc.*	6,290	113,031
Forward Air Corp.	13,056	457,091
Hub Group, Inc., Class A*	17,724	$595,526
Pacer International, Inc.*	14,906	58,133
Park-Ohio Holdings Corp.*	2,677	57,047
XPO Logistics, Inc.*	7,722	134,208

		2,127,159

Airlines (0.4%)
Alaska Air Group, Inc.*	32,738	1,410,680
Allegiant Travel Co.	6,510	477,899
Hawaiian Holdings, Inc.*	20,165	132,484
JetBlue Airways Corp.*	116,634	665,980
Republic Airways Holdings, Inc.*	12,544	71,250
SkyWest, Inc.	24,518	305,494
Spirit Airlines, Inc.*	19,194	340,118
U.S. Airways Group, Inc.*	77,055	1,040,243

		4,444,148

Building Products (0.5%)
A.O. Smith Corp.	18,067	1,139,486
AAON, Inc.	7,980	166,543
Ameresco, Inc., Class A*	9,424	92,449
American Woodmark Corp.*	6,532	181,720
Apogee Enterprises, Inc.	11,321	271,364
Builders FirstSource, Inc.	20,276	113,140
Gibraltar Industries, Inc.*	13,683	217,833
Griffon Corp.	20,596	236,030
Insteel Industries, Inc.	8,403	104,869
NCI Building Systems, Inc.*	7,863	109,296
Nortek, Inc.*	3,522	233,332
Patrick Industries, Inc.*	816	12,697
PGT, Inc.*	3,731	16,790
Quanex Building Products Corp.	16,611	339,031
Simpson Manufacturing Co., Inc.	19,264	631,667
Trex Co., Inc.*	7,301	271,816
Universal Forest Products, Inc.	8,320	316,493
USG Corp.*	36,012	1,010,857

		5,465,413

Commercial Services & Supplies (1.2%)
A.T. Cross Co., Class A*	2,027	21,851
ABM Industries, Inc.	24,654	491,847
ACCO Brands Corp.*	50,292	369,143
Acorn Energy, Inc.	3,735	29,170
American Reprographics Co.*	8,787	22,495
Brink’s Co.	23,795	678,871
Casella Waste Systems, Inc., Class A*	8,043	35,228
CECO Environmental Corp.	1,349	13,423
Cenveo, Inc.*	15,875	42,862
CompX International, Inc.	205	2,856
Consolidated Graphics, Inc.*	4,137	144,464
Courier Corp.	6,252	68,772
Deluxe Corp.	23,924	771,310
EnergySolutions, Inc.*	38,660	120,619
EnerNOC, Inc.*	14,009	164,606
Ennis, Inc.	10,776	166,705
G&K Services, Inc., Class A	9,369	319,951
GEO Group, Inc.	34,098	961,564
Healthcare Services Group, Inc.	30,373	705,565
Heritage-Crystal Clean, Inc.*	7,506	112,665
Herman Miller, Inc.	28,658	613,854
HNI Corp.	21,189	636,941

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
InnerWorkings, Inc.*	14,167	$195,221
Interface, Inc.	26,115	419,929
Intersections, Inc.	2,948	27,947
Kimball International, Inc., Class B	16,375	190,114
Knoll, Inc.	23,910	367,258
McGrath RentCorp	11,655	338,228
Metalico, Inc.*	17,649	34,592
Mine Safety Appliances Co.	12,849	548,781
Mobile Mini, Inc.*	20,534	427,723
Multi-Color Corp.	3,137	75,257
NL Industries, Inc.	6,219	71,208
Performant Financial Corp.*	3,042	30,724
Quad/Graphics, Inc.	10,845	221,130
Schawk, Inc.	6,983	91,896
Standard Parking Corp.*	8,915	196,041
Steelcase, Inc., Class A	36,616	466,488
Swisher Hygiene, Inc.*	72,265	126,464
Sykes Enterprises, Inc.*	19,665	299,301
Team, Inc.*	9,300	353,772
Tetra Tech, Inc.#*	28,043	741,737
TMS International Corp., Class A*	13,027	163,098
TRC Cos., Inc.*	3,338	19,427
U.S. Ecology, Inc.	8,047	189,426
UniFirst Corp.	6,649	487,505
United Stationers, Inc.	19,132	592,901
Viad Corp.	8,745	237,514

		13,408,444

Construction & Engineering (0.5%)
Aegion Corp.*	18,031	400,108
Argan, Inc.	2,282	41,076
Comfort Systems USA, Inc.	16,535	201,066
Dycom Industries, Inc.*	17,628	349,034
EMCOR Group, Inc.	31,744	1,098,660
Furmanite Corp.*	8,121	43,610
Granite Construction, Inc.	19,209	645,806
Great Lakes Dredge & Dock Corp.	26,645	237,940
Layne Christensen Co.*	9,523	231,123
MasTec, Inc.*	27,853	694,375
Michael Baker Corp.	1,893	47,192
MYR Group, Inc.*	9,779	217,583
Northwest Pipe Co.*	2,318	55,307
Orion Marine Group, Inc.*	7,058	51,594
Pike Electric Corp.	10,503	100,304
Primoris Services Corp.	16,654	250,476
Sterling Construction Co., Inc.*	3,571	35,496
Tutor Perini Corp.*	14,898	204,103

		4,904,853

Electrical Equipment (0.6%)
Acuity Brands, Inc.	19,629	1,329,472
American Superconductor Corp.*	20,342	53,296
AZZ, Inc.	11,912	457,778
Belden, Inc.	22,008	990,140
Brady Corp., Class A	23,812	795,321
Capstone Turbine Corp.*	170,842	152,049
Coleman Cable, Inc.	1,682	15,592
Encore Wire Corp.	8,056	244,177
EnerSys, Inc.*	21,415	805,846
Enphase Energy, Inc.*	2,970	$10,840
Franklin Electric Co., Inc.	10,721	666,525
FuelCell Energy, Inc.*	31,488	28,875
Generac Holdings, Inc.	12,310	422,356
Global Power Equipment Group, Inc.	8,086	138,675
II-VI, Inc.*	24,454	446,775
LSI Industries, Inc.	3,925	27,514
Powell Industries, Inc.*	3,374	140,122
Preformed Line Products Co.	2,085	123,891
Thermon Group Holdings, Inc.*	7,050	158,837
Vicor Corp.*	11,574	62,731

		7,070,812

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	16,665	439,289
Seaboard Corp.	102	258,048
Standex International Corp.	6,082	311,946

		1,009,283

Machinery (1.7%)
Accuride Corp.*	29,237	93,851
Actuant Corp., Class A	33,789	943,051
Alamo Group, Inc.	2,930	95,635
Albany International Corp., Class A	13,754	311,941
Altra Holdings, Inc.	11,644	256,750
American Railcar Industries, Inc.	4,931	156,461
Ampco-Pittsburgh Corp.	1,779	35,544
Astec Industries, Inc.	9,160	305,303
Barnes Group, Inc.	24,910	559,479
Blount International, Inc.*	22,128	350,065
Briggs & Stratton Corp.	22,091	465,678
Cascade Corp.	4,164	267,745
Chart Industries, Inc.*	14,150	943,381
CIRCOR International, Inc.	8,414	333,110
CLARCOR, Inc.	24,022	1,147,771
Columbus McKinnon Corp.*	9,898	163,515
Commercial Vehicle Group, Inc.*	11,208	92,018
Douglas Dynamics, Inc.	5,764	82,944
Dynamic Materials Corp.	3,481	48,386
Eastern Co.	1,262	19,965
Energy Recovery, Inc.*	20,404	69,374
EnPro Industries, Inc.*	10,072	411,945
ESCO Technologies, Inc.	12,384	463,285
Federal Signal Corp.*	36,086	274,614
Flow International Corp.*	9,862	34,517
FreightCar America, Inc.	4,385	98,312
Gorman-Rupp Co.	7,219	215,343
Graham Corp.	2,157	42,061
Greenbrier Cos., Inc.*	12,364	199,926
Hardinge, Inc.	2,319	23,051
Hurco Cos., Inc.*	1,397	32,131
Hyster-Yale Materials Handling, Inc.	6,252	305,098
John Bean Technologies Corp.	11,620	206,487
Kadant, Inc.*	3,842	101,851
Kaydon Corp.	15,563	372,423
L.B. Foster Co., Class A	4,249	184,577
Lindsay Corp.	6,048	484,566
Lydall, Inc.*	4,257	61,045
Meritor, Inc.*	46,113	218,114

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Met-Pro Corp.	8,746	$84,749
Middleby Corp.*	8,442	1,082,349
Miller Industries, Inc.	2,335	35,609
Mueller Industries, Inc.	11,006	550,630
Mueller Water Products, Inc., Class A	71,221	399,550
NN, Inc.*	3,617	33,132
Omega Flex, Inc.	3,587	44,335
PMFG, Inc.*	6,426	58,412
Proto Labs, Inc.*	3,567	140,611
RBC Bearings, Inc.*	10,934	547,465
Rexnord Corp.*	13,273	282,715
Robbins & Myers, Inc.	17,612	1,047,033
Sauer-Danfoss, Inc.	5,598	298,765
Sun Hydraulics Corp.	10,087	263,069
Tennant Co.	8,615	378,629
Titan International, Inc.	21,538	467,805
Trimas Corp.*	14,862	415,542
Twin Disc, Inc.	2,611	45,510
Wabash National Corp.*	28,964	259,807
Watts Water Technologies, Inc., Class A	13,960	600,140
Woodward, Inc.	31,906	1,216,576

		18,723,746

Marine (0.0%)
Genco Shipping & Trading Ltd.*	6,319	22,053
International Shipholding Corp.	4,081	67,255
Rand Logistics, Inc.*	3,663	23,810

		113,118

Professional Services (0.7%)
Acacia Research Corp.*	22,023	564,890
Advisory Board Co.*	15,694	734,322
Barrett Business Services, Inc.	4,952	188,622
CBIZ, Inc.*	16,834	99,489
CDI Corp.	3,162	54,165
Corporate Executive Board Co.	15,826	751,102
CRA International, Inc.*	2,248	44,443
Dolan Co.*	12,239	47,610
Exponent, Inc.*	6,805	379,923
Franklin Covey Co.*	2,860	36,894
FTI Consulting, Inc.*	20,848	687,984
GP Strategies Corp.*	3,907	80,680
Heidrick & Struggles International, Inc.	7,545	115,137
Hill International, Inc.*	4,595	16,818
Hudson Global, Inc.*	6,991	31,320
Huron Consulting Group, Inc.*	10,789	363,481
ICF International, Inc.*	8,478	198,724
Insperity, Inc.	10,409	338,917
Kelly Services, Inc., Class A	13,402	210,947
Kforce, Inc.	13,555	194,243
Korn/Ferry International*	22,768	361,100
Mistras Group, Inc.*	6,771	167,176
Navigant Consulting, Inc.*	21,700	242,172
Odyssey Marine Exploration, Inc.*	28,447	84,488
On Assignment, Inc.*	19,840	402,355
Pendrell Corp.*	78,967	100,288
Resources Connection, Inc.	21,089	251,803
RPX Corp.*	9,848	89,026
TrueBlue, Inc.*	18,993	$299,140
VSE Corp.	3,154	77,304
WageWorks, Inc.*	5,255	93,539

		7,308,102

Road & Rail (0.6%)
Amerco, Inc.	4,181	530,193
Arkansas Best Corp.	11,548	110,283
Avis Budget Group, Inc.*	50,621	1,003,308
Celadon Group, Inc.	8,722	157,606
Genesee & Wyoming, Inc., Class A*	20,512	1,560,553
Heartland Express, Inc.	21,985	287,344
Knight Transportation, Inc.	27,415	401,081
Marten Transport Ltd.	5,969	109,770
Old Dominion Freight Line, Inc.*	32,274	1,106,353
Patriot Transportation Holding, Inc.*	4,218	119,918
Quality Distribution, Inc.*	9,223	55,338
Roadrunner Transportation Systems, Inc.*	5,392	97,811
Saia, Inc.*	7,441	172,036
Swift Transportation Co.*	39,249	357,951
Universal Truckload Services, Inc.	1,608	29,346
Werner Enterprises, Inc.	19,961	432,555
Zipcar, Inc.*	15,931	131,271

		6,662,717

Trading Companies & Distributors (0.5%)
Aceto Corp.	15,092	151,524
Aircastle Ltd.	25,115	314,942
Applied Industrial Technologies, Inc.	20,551	863,347
Beacon Roofing Supply, Inc.*	23,068	767,703
BlueLinx Holdings, Inc.*	4,670	13,123
CAI International, Inc.*	3,471	76,188
DXP Enterprises, Inc.*	3,949	193,777
Edgen Group, Inc.*	13,211	93,270
H&E Equipment Services, Inc.	13,847	208,674
Houston Wire & Cable Co.	8,060	98,896
Kaman Corp.	12,192	448,666
Rush Enterprises, Inc., Class A*	14,262	294,796
SeaCube Container Leasing Ltd.	6,316	119,057
TAL International Group, Inc.	12,368	449,948
Textainer Group Holdings Ltd.	5,621	176,837
Titan Machinery, Inc.*	7,576	187,127
Watsco, Inc.	13,649	1,022,310
Willis Lease Finance Corp.*	1,103	15,784

		5,495,969

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	4,963	65,561

Total Industrials		85,960,282

Information Technology (8.4%)
Communications Equipment (1.0%)
ADTRAN, Inc.	30,498	595,931
Ambient Corp.*	436	1,312
Anaren, Inc.*	7,314	142,257
Arris Group, Inc.*	51,043	762,582
Aruba Networks, Inc.*	51,682	1,072,402
Aviat Networks, Inc.*	31,284	102,924

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Aware, Inc.	2,377	$13,026
Bel Fuse, Inc., Class B	2,675	52,296
Black Box Corp.	8,281	201,560
CalAmp Corp.*	7,392	61,501
Calix, Inc.*	23,279	179,016
Ciena Corp.*	45,771	718,605
Comtech Telecommunications Corp.	8,313	210,984
Digi International, Inc.*	6,017	56,981
Emulex Corp.*	38,295	279,553
Extreme Networks, Inc.*	41,367	150,576
Finisar Corp.*	43,716	712,571
Globecomm Systems, Inc.*	8,160	92,208
Harmonic, Inc.*	55,677	282,282
Infinera Corp.*	52,917	307,448
InterDigital, Inc.	21,614	888,335
Ixia*	19,885	337,647
KVH Industries, Inc.*	7,125	99,608
Loral Space & Communications, Inc.	4,752	259,744
NETGEAR, Inc.*	18,199	717,405
Numerex Corp., Class A*	2,063	27,108
Oclaro, Inc.*	22,889	35,936
Oplink Communications, Inc.*	5,002	77,931
Parkervision, Inc.*	15,733	31,938
PC-Tel, Inc.	3,676	26,467
Plantronics, Inc.	20,049	739,207
Procera Networks, Inc.*	8,572	159,011
Riverbed Technology, Inc.*	943	18,599
Ruckus Wireless, Inc.*	1,674	37,715
ShoreTel, Inc.*	13,431	56,947
Sonus Networks, Inc.*	91,884	156,203
Sycamore Networks, Inc.	4,377	9,804
Symmetricom, Inc.*	9,260	53,430
Tellabs, Inc.	169,303	386,011
Telular Corp.	3,506	33,202
Tessco Technologies, Inc.	1,094	24,221
Ubiquiti Networks, Inc.	8,001	97,132
ViaSat, Inc.*	16,515	642,434
Westell Technologies, Inc., Class A*	38,834	71,843

		10,983,893

Computers & Peripherals (0.4%)
3D Systems Corp.*	21,855	1,165,964
Avid Technology, Inc.*	11,701	88,694
Cray, Inc.*	16,295	259,905
Datalink Corp.*	3,055	26,120
Electronics for Imaging, Inc.*	22,778	432,554
Imation Corp.*	14,861	69,401
Immersion Corp.*	6,105	41,941
Intermec, Inc.*	27,736	273,477
Intevac, Inc.*	4,945	22,599
OCZ Technology Group, Inc.*	14,464	27,626
QLogic Corp.*	44,866	436,546
Quantum Corp.*	107,853	133,738
Silicon Graphics International Corp.*	6,838	69,953
STEC, Inc.*	15,157	74,724
Stratasys Ltd.*	5,032	403,315
Super Micro Computer, Inc.*	11,501	117,310
Synaptics, Inc.*	15,346	$459,920

		4,103,787

Electronic Equipment, Instruments & Components (1.2%)
Aeroflex Holding Corp.*	4,987	34,909
Agilysys, Inc.*	3,189	26,692
Anixter International, Inc.	12,986	830,844
Audience, Inc.*	2,714	28,198
Badger Meter, Inc.	6,869	325,659
Benchmark Electronics, Inc.*	28,452	472,872
Checkpoint Systems, Inc.*	17,310	185,909
Cognex Corp.	20,482	754,147
Coherent, Inc.	11,479	581,067
CTS Corp.	15,206	161,640
Daktronics, Inc.	13,122	145,261
DTS, Inc.*	9,138	152,605
Echelon Corp.*	17,531	42,951
Electro Rent Corp.	9,318	143,311
Electro Scientific Industries, Inc.	12,028	119,679
Fabrinet*	11,010	144,671
FARO Technologies, Inc.*	7,953	283,763
FEI Co.	17,781	986,134
Gerber Scientific, Inc. (Escrow shares)*(b)†	21,501	215
GSI Group, Inc.*	13,538	117,239
Insight Enterprises, Inc.*	21,844	379,430
InvenSense, Inc.*	18,723	208,013
Kemet Corp.*	19,051	95,827
Key Tronic Corp.*	2,126	21,770
Littelfuse, Inc.	10,680	659,063
Maxwell Technologies, Inc.*	12,443	103,152
Measurement Specialties, Inc.*	6,238	214,338
Mercury Systems, Inc.*	14,393	132,416
Mesa Laboratories, Inc.	508	25,456
Methode Electronics, Inc.	14,657	147,010
MTS Systems Corp.	7,026	357,834
Multi-Fineline Electronix, Inc.*	6,580	132,982
Neonode, Inc.*	4,702	22,852
Newport Corp.*	15,794	212,429
OSI Systems, Inc.*	9,653	618,178
Park Electrochemical Corp.	9,490	244,178
PC Connection, Inc.	3,463	39,825
Plexus Corp.*	17,714	457,021
Power-One, Inc.*	37,967	156,044
RadiSys Corp.*	10,206	30,414
RealD, Inc.*	19,793	221,880
Richardson Electronics Ltd.	2,576	29,160
Rofin-Sinar Technologies, Inc.*	14,533	315,075
Rogers Corp.*	7,728	383,772
Sanmina Corp.*	36,898	408,461
ScanSource, Inc.*	13,214	419,809
SYNNEX Corp.*	11,779	404,962
TTM Technologies, Inc.*	24,001	220,809
Universal Display Corp.*	19,236	492,826
Viasystems Group, Inc.*	4,425	53,985
Vishay Precision Group, Inc.*	2,550	33,711
Zygo Corp.*	8,501	133,466

		12,913,914

Internet Software & Services (1.1%)
Active Network, Inc.*	26,661	130,906
Angie’s List, Inc.*	16,772	201,096
Bankrate, Inc.*	21,330	265,558
Bazaarvoice, Inc.*	6,882	64,347

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Blucora, Inc.*	18,337	$288,074
Brightcove, Inc.*	8,138	73,568
Carbonite, Inc.*	2,358	21,812
comScore, Inc.*	16,565	228,266
Constant Contact, Inc.*	13,438	190,954
Cornerstone OnDemand, Inc.*	15,494	457,538
CoStar Group, Inc.*	12,585	1,124,721
Dealertrack Technologies, Inc.*	20,762	596,285
Demand Media, Inc.*	16,081	149,392
Demandware, Inc.*	4,391	119,962
Dice Holdings, Inc.*	22,748	208,827
Digital River, Inc.*	18,623	267,985
E2open, Inc.*	1,473	20,858
EarthLink, Inc.	53,816	347,651
Envestnet, Inc.*	11,905	166,075
ExactTarget, Inc.*	5,992	119,840
Internap Network Services Corp.*	22,496	156,122
IntraLinks Holdings, Inc.*	18,948	116,909
Ipass, Inc.*	10,576	19,354
j2 Global, Inc.	22,124	676,552
Keynote Systems, Inc.	3,717	52,373
KIT Digital, Inc.*	300	144
Limelight Networks, Inc.*	56,969	126,471
Liquidity Services, Inc.*	10,353	423,024
LivePerson, Inc.*	23,654	310,814
LogMeIn, Inc.*	10,444	234,050
Marchex, Inc., Class B	4,550	18,700
Market Leader, Inc.*	4,458	29,200
MeetMe, Inc.*	3,935	13,733
Millennial Media, Inc.*	8,926	111,843
Monster Worldwide, Inc.*	55,838	313,810
Move, Inc.*	18,246	138,487
NIC, Inc.	28,463	465,085
OpenTable, Inc.*	11,453	558,906
Perficient, Inc.*	14,742	173,661
QuinStreet, Inc.*	18,843	126,625
RealNetworks, Inc.*	18,646	140,964
Responsys, Inc.*	15,939	94,996
Saba Software, Inc.*	7,708	67,368
SciQuest, Inc.*	10,433	165,467
Spark Networks, Inc.*	2,169	16,918
SPS Commerce, Inc.*	5,728	213,483
Stamps.com, Inc.*	6,548	165,010
support.com, Inc.*	20,914	87,421
Synacor, Inc.*	2,856	15,622
TechTarget, Inc.*	3,673	20,385
Travelzoo, Inc.*	5,733	108,870
Trulia, Inc.*	1,422	23,093
United Online, Inc.	39,385	220,162
Unwired Planet, Inc.*	18,451	22,141
ValueClick, Inc.*	37,450	726,904
VistaPrint N.V.*	16,499	542,157
Vocus, Inc.*	8,305	144,341
Web.com Group, Inc.*	14,913	220,712
WebMD Health Corp.*	23,368	335,097
XO Group, Inc.*	5,633	52,387
Yelp, Inc.*	5,834	109,971
Zix Corp.*	13,150	36,820

		12,639,867

IT Services (1.0%)
Acxiom Corp.*	39,386	687,680
CACI International, Inc., Class A*	11,597	$638,183
Cardtronics, Inc.*	21,613	513,093
Cass Information Systems, Inc.	4,535	191,390
CIBER, Inc.*	35,833	119,682
Computer Task Group, Inc.*	5,887	107,320
Convergys Corp.	52,366	859,326
CSG Systems International, Inc.*	15,898	289,026
EPAM Systems, Inc.*	5,835	105,613
Euronet Worldwide, Inc.*	23,254	548,794
ExlService Holdings, Inc.*	10,770	285,405
Forrester Research, Inc.	6,853	183,660
Global Cash Access Holdings, Inc.*	29,109	228,214
Hackett Group, Inc.	5,192	22,222
Heartland Payment Systems, Inc.	18,222	537,549
Higher One Holdings, Inc.*	15,432	162,653
iGATE Corp.*	15,644	246,706
Innodata, Inc.*	4,333	16,379
Lionbridge Technologies, Inc.*	27,505	110,570
ManTech International Corp., Class A	11,576	300,281
Mattersight Corp.*	1,858	9,234
MAXIMUS, Inc.	16,440	1,039,337
ModusLink Global Solutions, Inc.*	16,673	48,352
MoneyGram International, Inc.*	8,203	109,018
PRGX Global, Inc.*	4,760	30,702
Sapient Corp.*	55,687	588,055
ServiceSource International, Inc.*	23,046	134,819
Syntel, Inc.	6,885	368,967
TeleTech Holdings, Inc.*	11,883	211,517
TNS, Inc.*	12,301	255,000
Unisys Corp.*	20,468	354,096
Virtusa Corp.*	8,920	146,556
WEX, Inc.*	17,719	1,335,481

		10,784,880

Semiconductors & Semiconductor Equipment (1.8%)
Advanced Energy Industries, Inc.*	17,379	240,004
Alpha & Omega Semiconductor Ltd.*	6,742	56,633
Ambarella, Inc.*	1,188	13,246
Amkor Technology, Inc.*	21,722	92,318
ANADIGICS, Inc.*	14,928	37,619
Applied Micro Circuits Corp.*	30,144	253,210
ATMI, Inc.*	13,145	274,468
Axcelis Technologies, Inc.*	48,297	67,133
AXT, Inc.*	6,871	19,307
Brooks Automation, Inc.	31,055	249,993
Cabot Microelectronics Corp.	11,778	418,237
Cavium, Inc.*	23,379	729,659
CEVA, Inc.*	10,565	166,399
Cirrus Logic, Inc.*	29,125	843,751
Cohu, Inc.	5,214	56,520
Cymer, Inc.*	14,696	1,328,959
Diodes, Inc.*	17,641	306,071
DSP Group, Inc.*	4,666	26,876
Entegris, Inc.*	67,284	617,667
Entropic Communications, Inc.*	42,085	222,630
Exar Corp.*	9,484	84,408

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
First Solar, Inc.*	27,782	$857,908
FormFactor, Inc.*	20,135	91,816
GSI Technology, Inc.*	15,513	97,266
GT Advanced Technologies, Inc.*	60,879	183,855
Hittite Microwave Corp.*	13,964	867,164
Inphi Corp.*	10,615	101,692
Integrated Device Technology, Inc.*	70,138	512,007
Integrated Silicon Solution, Inc.*	6,544	58,896
Intermolecular, Inc.*	15,188	135,173
International Rectifier Corp.*	31,989	567,165
Intersil Corp., Class A	58,978	488,928
IXYS Corp.	12,953	118,390
Kopin Corp.*	15,156	50,469
Lattice Semiconductor Corp.*	52,044	207,656
LTX-Credence Corp.*	22,714	149,004
MA-COM Technology Solutions Holdings, Inc.*	6,054	90,628
Mattson Technology, Inc.*	11,878	9,977
MaxLinear, Inc., Class A*	4,601	23,097
MEMC Electronic Materials, Inc.*	106,416	341,595
Micrel, Inc.	23,517	223,411
Microsemi Corp.*	41,629	875,874
Mindspeed Technologies, Inc.*	8,721	40,814
MIPS Technologies, Inc.*	21,036	164,502
MKS Instruments, Inc.	23,059	594,461
Monolithic Power Systems, Inc.	14,947	333,019
MoSys, Inc.*	7,047	24,524
Nanometrics, Inc.*	11,608	167,387
NeoPhotonics Corp.*	15,988	91,771
NVE Corp.*	1,712	94,999
OmniVision Technologies, Inc.*	27,599	388,594
PDF Solutions, Inc.*	9,256	127,548
Peregrine Semiconductor Corp.*	1,830	28,017
Pericom Semiconductor Corp.*	5,153	41,379
Photronics, Inc.*	25,894	154,328
PLX Technology, Inc.*	20,609	74,811
Power Integrations, Inc.	14,134	475,044
QuickLogic Corp.*	9,129	19,810
Rambus, Inc.*	51,340	250,539
RF Micro Devices, Inc.*	136,568	611,825
Rubicon Technology, Inc.*	10,032	61,296
Rudolph Technologies, Inc.*	11,942	160,620
Semtech Corp.*	30,896	894,439
Sigma Designs, Inc.*	8,476	43,651
Silicon Image, Inc.*	38,445	190,687
Spansion, Inc., Class A*	24,493	340,698
STR Holdings, Inc.*	6,570	16,556
SunPower Corp.*	25,517	143,406
Supertex, Inc.	2,216	38,891
Tessera Technologies, Inc.	22,612	371,289
TriQuint Semiconductor, Inc.*	80,857	391,348
Ultra Clean Holdings, Inc.*	14,234	69,889
Ultratech, Inc.*	11,870	442,751
Veeco Instruments, Inc.*	18,962	559,758
Volterra Semiconductor Corp.*	11,944	205,078

		19,770,808

Software (1.9%)
Accelrys, Inc.*	24,954	225,834
ACI Worldwide, Inc.*	18,361	802,192
Actuate Corp.*	23,498	$131,589
Advent Software, Inc.*	14,398	307,829
American Software, Inc., Class A	5,595	43,417
Aspen Technology, Inc.*	43,204	1,194,159
AVG Technologies N.V.*	8,823	139,668
Blackbaud, Inc.	21,774	497,100
Bottomline Technologies, Inc.*	15,989	421,950
BroadSoft, Inc.*	12,185	442,681
Callidus Software, Inc.*	7,442	33,787
CommVault Systems, Inc.*	20,046	1,397,407
Comverse Technology, Inc.*	101,066	388,093
Comverse, Inc.*	10,106	288,324
Digimarc Corp.	1,524	31,547
Ebix, Inc.	13,387	215,129
Ellie Mae, Inc.*	11,691	324,425
Eloqua, Inc.*	3,561	84,004
Envivio, Inc.*	1,571	2,671
EPIQ Systems, Inc.	14,006	178,997
ePlus, Inc.	1,356	56,057
Exa Corp.*	1,294	12,591
Fair Isaac Corp.	16,092	676,347
FalconStor Software, Inc.*	30,679	71,482
FleetMatics Group plc*	1,830	46,043
Glu Mobile, Inc.*	28,868	66,108
Guidance Software, Inc.*	4,250	50,447
Guidewire Software, Inc.*	10,563	313,932
Imperva, Inc.*	4,329	136,493
Infoblox, Inc.*	5,762	103,543
Interactive Intelligence Group, Inc.*	6,596	221,230
Jive Software, Inc.*	7,421	107,827
Manhattan Associates, Inc.*	10,103	609,615
Mentor Graphics Corp.*	42,743	727,486
MicroStrategy, Inc., Class A*	4,103	383,138
Monotype Imaging Holdings, Inc.	17,950	286,841
NetScout Systems, Inc.*	18,343	476,735
Parametric Technology Corp.*	54,622	1,229,541
Pegasystems, Inc.	8,358	189,559
Pervasive Software, Inc.*	2,555	22,765
Progress Software Corp.*	30,602	642,336
Proofpoint, Inc.*	6,934	85,358
PROS Holdings, Inc.*	9,874	180,595
QAD, Inc., Class A	1,258	18,115
QLIK Technologies, Inc.*	39,421	856,224
Qualys, Inc.*	1,734	25,646
RealPage, Inc.*	16,297	351,526
Rosetta Stone, Inc.*	8,376	103,360
Sapiens International Corp. N.V.*	2,761	11,044
SeaChange International, Inc.*	13,910	134,510
Sourcefire, Inc.*	13,000	613,860
SS&C Technologies Holdings, Inc.*	14,338	331,495
Synchronoss Technologies, Inc.*	11,936	251,730
Take-Two Interactive Software, Inc.*	36,616	403,142
Tangoe, Inc.*	13,710	162,738
Telenav, Inc.*	12,221	97,524
TiVo, Inc.*	60,358	743,611
Tyler Technologies, Inc.*	14,880	720,787
Ultimate Software Group, Inc.*	12,522	1,182,202
VASCO Data Security International, Inc.*	17,088	139,438

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Verint Systems, Inc.*	10,657	$312,889
VirnetX Holding Corp.*	18,250	534,360
Websense, Inc.*	18,381	276,450

		21,117,523

Total Information Technology		92,314,672

Materials (2.7%)
Chemicals (1.1%)
A. Schulman, Inc.	15,200	439,736
ADA-ES, Inc.*	1,856	31,329
American Vanguard Corp.	12,879	400,150
Arabian American Development Co.*	4,715	39,182
Balchem Corp.	14,304	520,666
Calgon Carbon Corp.*	29,231	414,496
Chase Corp.	1,330	24,738
Chemtura Corp.*	43,442	923,577
Ferro Corp.*	30,705	128,347
Flotek Industries, Inc.*	24,744	301,877
FutureFuel Corp.	13,233	156,679
Georgia Gulf Corp.	15,517	640,542
GSE Holding, Inc.*	1,733	10,745
H.B. Fuller Co.	23,019	801,521
Hawkins, Inc.	5,228	202,010
Innophos Holdings, Inc.	9,952	462,768
Innospec, Inc.	11,662	402,222
KMG Chemicals, Inc.	1,648	28,955
Koppers Holdings, Inc.	9,182	350,293
Kraton Performance Polymers, Inc.*	15,922	382,606
Landec Corp.*	6,285	59,645
LSB Industries, Inc.*	8,673	307,198
Minerals Technologies, Inc.	17,716	707,223
Olin Corp.	38,716	835,878
OM Group, Inc.*	14,477	321,389
OMNOVA Solutions, Inc.*	23,315	163,438
PolyOne Corp.	43,599	890,292
Quaker Chemical Corp.	6,515	350,898
Sensient Technologies Corp.	23,116	822,005
Spartech Corp.*	6,608	59,934
Stepan Co.	7,582	421,104
Tredegar Corp.	11,188	228,459
Zep, Inc.	12,750	184,110
Zoltek Cos., Inc.*	15,413	119,451

		12,133,463

Construction Materials (0.2%)
Eagle Materials, Inc.	22,632	1,323,972
Headwaters, Inc.*	31,850	272,636
Texas Industries, Inc.*	11,296	576,209
United States Lime & Minerals, Inc.*	454	21,392

		2,194,209

Containers & Packaging (0.1%)
AEP Industries, Inc.*	1,172	69,418
Berry Plastics Group, Inc.*	6,067	97,557
Boise, Inc.	47,195	375,200
Graphic Packaging Holding Co.*	80,962	523,015
Myers Industries, Inc.	13,990	211,948
UFP Technologies, Inc.*	1,013	$18,153

		1,295,291

Metals & Mining (0.8%)
A.M. Castle & Co.*	3,468	51,222
AK Steel Holding Corp.	56,210	258,566
AMCOL International Corp.	12,703	389,728
Century Aluminum Co.*	26,494	232,087
Coeur d’Alene Mines Corp.*	40,268	990,593
General Moly, Inc.*	41,443	166,186
Globe Specialty Metals, Inc.	30,627	421,121
Gold Reserve, Inc.*	10,788	35,708
Gold Resource Corp.	14,408	222,027
Golden Minerals Co.*	6,691	30,712
Golden Star Resources Ltd.*	116,650	214,636
Handy & Harman Ltd.*	1,095	16,502
Haynes International, Inc.	6,096	316,200
Hecla Mining Co.	137,075	799,147
Horsehead Holding Corp.*	25,167	256,955
Kaiser Aluminum Corp.	9,024	556,691
Materion Corp.	9,947	256,434
McEwen Mining, Inc.*	93,943	359,802
Metals USA Holdings Corp.	8,005	140,007
Midway Gold Corp.*	26,481	36,809
Noranda Aluminum Holding Corp.	24,030	146,823
Olympic Steel, Inc.	1,980	43,837
Paramount Gold and Silver Corp.*	47,671	110,597
Revett Minerals, Inc.*	5,226	14,737
RTI International Metals, Inc.*	15,094	415,991
Schnitzer Steel Industries, Inc., Class A	11,667	353,860
Stillwater Mining Co.*	53,769	687,168
SunCoke Energy, Inc.*	32,925	513,301
U.S. Antimony Corp.*	10,864	19,121
U.S. Silica Holdings, Inc.	2,533	42,377
Universal Stainless & Alloy Products, Inc.*	1,839	67,620
Vista Gold Corp.*	14,819	40,011
Worthington Industries, Inc.	25,399	660,120

		8,866,696

Paper & Forest Products (0.5%)
Buckeye Technologies, Inc.	18,996	545,375
Clearwater Paper Corp.*	10,391	406,912
Deltic Timber Corp.	4,810	339,682
KapStone Paper and Packaging Corp.	16,833	373,524
Louisiana-Pacific Corp.*	63,991	1,236,306
Neenah Paper, Inc.	7,017	199,774
P.H. Glatfelter Co.	22,225	388,493
Resolute Forest Products*	37,398	495,150
Schweitzer-Mauduit International, Inc.	14,231	555,436
Wausau Paper Corp.	22,558	195,352

		4,736,004

Total Materials		29,225,663

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.3%)
8x8, Inc.*	38,187	$282,202
Atlantic Tele-Network, Inc.	4,413	162,001
Cbeyond, Inc.*	18,998	171,742
Cincinnati Bell, Inc.*	90,970	498,516
Cogent Communications Group, Inc.	22,009	498,284
Consolidated Communications Holdings, Inc.	16,964	270,067
Fairpoint Communications, Inc.*	12,737	101,132
General Communication, Inc., Class A*	18,444	176,878
Hawaiian Telcom Holdco, Inc.*	6,795	132,503
HickoryTech Corp.	2,920	28,412
IDT Corp., Class B	9,021	86,060
inContact, Inc.*	24,640	127,635
Iridium Communications, Inc.*	10,288	69,341
Lumos Networks Corp.	13,154	131,803
magicJack VocalTec Ltd.*	2,991	54,466
Neutral Tandem, Inc.	6,065	15,587
ORBCOMM, Inc.*	7,483	29,333
Premiere Global Services, Inc.*	23,481	229,644
Primus Telecommunications Group, Inc.	8,320	90,438
Towerstream Corp.*	33,965	110,386
Vonage Holdings Corp.*	66,070	156,586

		3,423,016

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	13,195	99,622
Leap Wireless International, Inc.*	11,407	75,857
NTELOS Holdings Corp.	6,743	88,401
Shenandoah Telecommunications Co.	9,775	149,655
USA Mobility, Inc.	10,185	118,961

		532,496

Total Telecommunication Services		3,955,512

Utilities (1.7%)
Electric Utilities (0.8%)
ALLETE, Inc.	17,647	723,174
Cleco Corp.	28,198	1,128,202
El Paso Electric Co.	18,598	593,462
Empire District Electric Co.	18,887	384,917
IDACORP, Inc.	24,516	1,062,769
MGE Energy, Inc.	10,648	542,516
Otter Tail Corp.	16,882	422,050
PNM Resources, Inc.	37,800	775,278
Portland General Electric Co.	34,908	955,083
UIL Holdings Corp.	25,319	906,673
Unitil Corp.	6,373	165,188
UNS Energy Corp.	18,510	785,194

		8,444,506

Gas Utilities (0.5%)
Chesapeake Utilities Corp.	4,224	191,769
Delta Natural Gas Co., Inc.	1,742	34,056
Laclede Group, Inc.	10,534	406,718
New Jersey Resources Corp.	18,951	750,839
Northwest Natural Gas Co.	12,730	$562,666
Piedmont Natural Gas Co., Inc.#	34,603	1,083,420
South Jersey Industries, Inc.	15,012	755,554
Southwest Gas Corp.	21,424	908,592
WGL Holdings, Inc.	24,391	955,883

		5,649,497

Independent Power Producers & Energy Traders (0.1%)
American DG Energy, Inc.*	6,100	14,091
Atlantic Power Corp.	54,817	626,559
Genie Energy Ltd., Class B	5,557	39,455
NRG Energy, Inc.	23,591	542,349
Ormat Technologies, Inc.	8,947	172,498

		1,394,952

Multi-Utilities (0.2%)
Avista Corp.	27,572	664,761
Black Hills Corp.	19,772	718,514
CH Energy Group, Inc.	7,241	472,258
NorthWestern Corp.	17,300	600,829

		2,456,362

Water Utilities (0.1%)
American States Water Co.	8,765	420,545
Artesian Resources Corp., Class A	2,412	54,101
Cadiz, Inc.*	5,540	43,877
California Water Service Group	19,046	349,494
Connecticut Water Service, Inc.	3,073	91,514
Consolidated Water Co., Ltd.	5,718	42,313
Middlesex Water Co.	4,757	93,047
SJW Corp.	2,938	78,151
York Water Co.	3,404	59,808

		1,232,850

Total Utilities		19,178,167

Total Common Stocks (50.4%) (Cost $448,087,048)		554,414,481

INVESTMENT COMPANY:
Investment Company (0.0%)
Firsthand Technology Value Fund, Inc.* (Cost $51,688)	2,834	49,425

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc. (Zero Coupon), 12/31/15	$4,800	4,236

Total Financials		4,236

Total Corporate Bonds		4,236

Total Long-Term Debt Securities (0.0%) (Cost $4,800)		4,236

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Rights	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 10/14/13*(b) (Cost $—)	6,286	$126

Total Investments (50.4%) (Cost $448,143,536)		554,468,268
Other Assets Less Liabilities (49.6%)		546,192,009

Net Assets (100%)		$1,100,660,277

*	Non-income producing.
†	Securities (totaling $3,825 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,077,518.
(b)	Illiquid Security.

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	6,447	March-13	$533,284,949	$545,803,020	$12,518,071

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities(a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$77,615,194	$—	$—	$77,615,194
Consumer Staples	19,462,857	—	—	19,462,857
Energy	33,441,217	—	—	33,441,217
Financials	126,286,078	—	—	126,286,078
Health Care	66,971,229	—	3,610	66,974,839
Industrials	85,960,282	—	—	85,960,282
Information Technology	92,314,457	—	215	92,314,672
Materials	29,225,663	—	—	29,225,663
Telecommunication Services	3,955,512	—	—	3,955,512
Utilities	19,178,167	—	—	19,178,167
Corporate Bonds
Financials	—	4,236	—	4,236
Futures	12,518,071	—	—	12,518,071
Investment Companies
Investment Companies	49,425	—	—	49,425

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities(a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Warrants
Energy	$—	$126	$—	$126

Total Assets	$566,978,152	$4,362	$3,825	$566,986,339

Total Liabilities	$—	$—	$—	$—

Total	$566,978,152	$4,362	$3,825	$566,986,339

(a)	A security with a market value of $595,931 transferred from Level 2 to Level 1 since the beginning of the period due to active trading.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Health Care‡	Investments in Common Stocks- Information Technology‡

Balance as of 12/31/11	$3,610	$215
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases	—	—
Sales	—	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/12	$3,610	$215

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$—	$—

‡	Security was shown as Rights in prior year.

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	12,518,071	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$12,518,071

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	68,194,408	—	—	68,194,408
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$68,194,408	$—	$—	$68,194,408

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	12,795,030	—	—	12,795,030
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$12,795,030	$—	$—	$12,795,030

The Portfolio held futures contracts with an average notional balance of approximately $513,359,000 during the year ended December 31,2012.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$94,299,817
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$191,088,519

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$147,916,974
Aggregate gross unrealized depreciation	(45,117,796)

Net unrealized appreciation	$102,799,178

Federal income tax cost of investments	$451,669,090

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Modernization Act of 2010 of $38,742,991 for Short Term and $35,496,182 for Long Term during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $448,143,536)	$554,468,268
Cash	500,892,360
Cash held as collateral at broker	31,147,084
Due from broker for futures variation margin	14,104,072
Receivable for securities sold	813,550
Dividends, interest and other receivables	640,442
Receivable from Separate Accounts for Trust shares sold	10,401
Other assets	1,487

Total assets	1,102,077,664

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	786,517
Investment management fees payable	412,568
Administrative fees payable	145,782
Distribution fees payable - Class IA	28
Accrued expenses	72,492

Total liabilities	1,417,387

NET ASSETS	$1,100,660,277

Net assets were comprised of:
Paid in capital	$976,632,938
Accumulated undistributed net investment income (loss)	305,635
Accumulated undistributed net realized gain (loss) on investments and futures	4,878,901
Net unrealized appreciation (depreciation) on investments and futures	118,842,803

Net assets	$1,100,660,277

Class IA
Net asset value, offering and redemption price per share, $132,750 / 11,573 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.47

Class K
Net asset value, offering and redemption price per share, $1,100,527,527 / 95,936,673 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.47

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $12,119 foreign withholding tax)	$9,832,556
Interest	469,204

Total income	10,301,760

EXPENSES
Investment management fees	4,753,399
Administrative fees	1,683,166
Custodian fees	155,000
Printing and mailing expenses	97,362
Professional fees	68,807
Trustees’ fees	30,347
Distribution fees - Class IA	314
Miscellaneous	39,995

Total expenses	6,828,390

NET INVESTMENT INCOME (LOSS)	3,473,370

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	27,686,228
Futures	68,194,408

Net realized gain (loss)	95,880,636

Change in unrealized appreciation (depreciation) on:
Securities	50,196,333
Futures	12,795,030

Net change in unrealized appreciation (depreciation)	62,991,363

NET REALIZED AND UNREALIZED GAIN (LOSS)	158,871,999

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$162,345,369

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,473,370	$1,205,575
Net realized gain (loss) on investments and futures	95,880,636	(70,443,378)
Net change in unrealized appreciation (depreciation) on investments and futures	62,991,363	(93,718,494)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	162,345,369	(162,956,297)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(178)	(159)
Class K†	(4,246,407)	(1,507,102)

	(4,246,585)	(1,507,261)

Distributions from net realized capital gains
Class IA	(107)	(69,237,206)
Class K	(886,538)	—

	(886,645)	(69,237,206)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(5,133,230)	(70,744,467)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 0 and 12,341,755 shares, respectively ]	—	151,332,878
Capital shares issued in reinvestment of dividends and distributions [ 25 and 7,114,925 shares, respectively ]	285	69,237,365
Capital shares repurchased [ 0 and (123,187,230) shares, respectively ]	—	(1,232,040,573	)(z)

Total Class IA transactions	285	(1,011,470,330)

Class K†
Capital shares sold [ 8,971,648 and 118,040,401 shares, respectively ]	94,410,477	1,168,534,785	(z)
Capital shares issued in reinvestment of dividends [ 447,972 and 156,424 shares, respectively ]	5,132,945	1,507,102
Capital shares repurchased [ (20,675,114) and (11,004,658) shares, respectively ]	(222,950,369)	(107,928,500)

Total Class K transactions	(123,406,947)	1,062,113,387

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(123,406,662)	50,643,057

TOTAL INCREASE (DECREASE) IN NET ASSETS	33,805,477	(183,057,707)
NET ASSETS:
Beginning of year	1,066,854,800	1,249,912,507

End of year (a)	$1,100,660,277	$1,066,854,800

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$305,635	$737,019

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the ATM Small Cap Portfolio exchanged approximately 117,681,035 Class IA shares for approximately 117,681,035 Class K shares. This exchange amounted to approximately $1,164,983,361.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			August 28, 2009* to December 31, 2009
Class IA	2012	2011	2010
Net asset value, beginning of period	$9.95	$12.05	$10.52	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01 (e)	0.01 (e)	0.03 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures	1.53	(1.47)	2.41	0.51

Total from investment operations	1.54	(1.46)	2.44	0.53

Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.02)	(0.01)
Distributions from net realized gains	(0.01)	(0.63)	(0.89)	—

Total dividends and distributions	(0.02)	(0.64)	(0.91)	(0.01)

Net asset value, end of period	$11.47	$9.95	$12.05	$10.52

Total return (b)	15.52%	(11.99)%	23.97%	5.32%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$133	$115	$1,249,913	$756,227
Ratio of expenses to average net assets:
After reimbursements (a)(f)	0.90%	0.60%	0.62%	0.65%
Before reimbursements (a)(f)	0.90%	0.63%	0.65%	0.66%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)(f)	0.08%	0.05%	0.24%	0.50%
Before reimbursements(a)(f)	0.08%	0.02%	0.21%	0.50%
Portfolio turnover rate	17%	24%	23%	29%

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.95	$9.73

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.01 (e)
Net realized and unrealized gain (loss) on investments and futures	1.53	0.22

Total from investment operations	1.57	0.23

Less distributions:
Dividends from net investment income	(0.04)	(0.01)
Distributions from net realized gains	(0.01)	—

Total dividends and distributions	(0.05)	(0.01)

Net asset value, end of period	$11.47	$9.95

Total return (b)	15.82%	2.41%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,100,528	$1,066,740
Ratio of expenses to average net assets:
After reimbursements (a)(f)	0.65%	0.62%
Before reimbursements (a)(f)	0.65%	0.62%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)(f)	0.33%	0.20%
Before reimbursements (a)(f)	0.33%	0.21%
Portfolio turnover rate	17%	24%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	Since Incept.
Portfolio – Class IB Shares*	7.80%	1.97%
S&P 500 Index	16.00	5.56
Barclays U.S. Aggregate Bond Index	4.21	6.74
MSCI EAFE Index	17.32	(1.62)
* Date of inception 2/18/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 7.80% for the year ended December 31, 2012. This compares to the returns of the following broad market benchmarks: S&P 500 Index 16.00%, Barclays U.S. Aggregate Bond Index 4.21% and the MSCI EAFE Index 17.32% over the same period.

Portfolio Highlights

Throughout most of the year, the Portfolio’s positioning reflected a balance of multiple factors. Equity valuations were attractive, both on an absolute basis and relative to today’s historically low level of interest rates. Further, fundamentals for companies were improving — generally, corporate balance sheets are now strong and profitability is high. And despite some increase in measures of market risk toward year-end 2012, they remain subdued at year-end and near their lowest levels since the beginning of the euro-area crisis.

The Portfolio has underperformed its benchmark, largely due to an underweight in equity exposure during the summer, when risk levels drove the portfolio managers to raise the fixed-income allocation as high as 50% of assets. Underperformance also occurred at the beginning of the year when the portfolio was underweight equities and the equities rallied during a period of elevated risk.

An overweight in equities during the fourth quarter helped performance.

Portfolio Positioning and Outlook

Typically, when volatility builds in the market, it tends to persist for a while and markets struggle. But in 2012, the bursts of volatility were followed rather quickly by sharp recoveries, so our decisions to de-risk were not as effective. From a fundamental perspective, we found that at times when equity valuations are very attractive, decisive moves by policymakers can have a very positive impact on market prices and investor risk taking, even though in some cases, it is short lived.

Sector Weightings as of December 31, 2012	% of Net Assets
Government Securities	31.4%
Exchange Traded Funds	15.5
Financials	7.3
Information Technology	4.4
Industrials	4.2
Consumer Discretionary	4.1
Consumer Staples	4.0
Health Care	4.0
Energy	3.4
Materials	2.4
Telecommunication Services	1.4
Utilities	1.3
Cash and Other	16.6

100.0%

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IB
Actual	$1,000.00	$1,046.50	$6.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.10	6.09

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.20%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (4.1%)
Auto Components (0.2%)
Aisin Seiki Co., Ltd.	1,700	$53,018
BorgWarner, Inc.*	960	68,755
Bridgestone Corp.	5,900	152,935
Cie Generale des Etablissements Michelin	1,175	111,393
Continental AG	992	114,779
Delphi Automotive plc*	2,413	92,297
Denso Corp.	4,400	153,098
GKN plc	14,677	54,764
Goodyear Tire & Rubber Co.*	2,060	28,449
Johnson Controls, Inc.	5,755	176,678
Koito Manufacturing Co., Ltd.	1,000	14,583
NGK Spark Plug Co., Ltd.	1,000	13,289
NHK Spring Co., Ltd.	1,000	8,241
NOK Corp.	900	13,943
Nokian Renkaat Oyj	1,010	40,641
Pirelli & C. S.p.A.	2,143	24,587
Stanley Electric Co., Ltd.	1,200	17,082
Sumitomo Rubber Industries Ltd.	1,500	18,123
Toyoda Gosei Co., Ltd.	600	12,206
Toyota Boshoku Corp.	500	5,800
Toyota Industries Corp.	1,500	47,881

		1,222,542

Automobiles (0.7%)
Bayerische Motoren Werke (BMW) AG	2,984	287,783
Bayerische Motoren Werke (BMW) AG (Preference)	471	30,437
Daihatsu Motor Co., Ltd.	2,000	39,559
Daimler AG (Registered)	8,174	446,666
Fiat S.p.A.*	7,887	39,838
Ford Motor Co.	32,480	420,616
Fuji Heavy Industries Ltd.	5,000	62,956
Harley-Davidson, Inc.	1,890	92,308
Honda Motor Co., Ltd.	14,706	542,040
Isuzu Motors Ltd.	10,000	59,568
Mazda Motor Corp.*	24,000	49,009
Mitsubishi Motors Corp.*	35,000	36,179
Nissan Motor Co., Ltd.	22,400	212,608
Peugeot S.A.*	2,078	15,405
Porsche Automobil Holding SE (Preference)	1,380	112,451
Renault S.A.	1,732	95,558
Suzuki Motor Corp.	3,300	86,268
Toyota Motor Corp.	24,871	1,160,893
Volkswagen AG	266	57,145
Volkswagen AG (Preference)	1,304	296,667
Yamaha Motor Co., Ltd.	2,500	27,712

		4,171,666

Distributors (0.0%)
Genuine Parts Co.	1,335	84,879
Jardine Cycle & Carriage Ltd.	1,467	58,367
Li & Fung Ltd.	52,000	93,418

		236,664

Diversified Consumer Services (0.0%)
Apollo Group, Inc., Class A*	770	16,108
Benesse Holdings, Inc.	600	24,869

H&R Block, Inc.	2,230	$41,411

		82,388

Hotels, Restaurants & Leisure (0.6%)
Accor S.A.	1,331	47,744
Carnival Corp.	3,765	138,439
Carnival plc	1,643	63,513
Chipotle Mexican Grill, Inc.*	331	98,459
Compass Group plc	16,772	198,359
Crown Ltd.	3,609	40,204
Darden Restaurants, Inc.	1,045	47,098
Echo Entertainment Group Ltd.	6,696	24,144
Flight Centre Ltd.	496	14,066
Galaxy Entertainment Group Ltd.*	18,912	75,437
Genting Singapore plc	54,000	61,789
InterContinental Hotels Group plc	2,453	68,983
International Game Technology	2,240	31,741
Marriott International, Inc., Class A	2,140	79,758
McDonald’s Corp.	8,615	759,929
McDonald’s Holdings Co. Japan Ltd.	608	16,038
MGM China Holdings Ltd.	8,560	15,732
OPAP S.A.	2,012	14,412
Oriental Land Co., Ltd.	500	60,419
Sands China Ltd.	21,764	97,489
Shangri-La Asia Ltd.	14,000	28,210
SJM Holdings Ltd.	17,492	41,163
SKYCITY Entertainment Group Ltd.	5,198	16,321
Sodexo S.A.	850	71,226
Starbucks Corp.	6,505	348,798
Starwood Hotels & Resorts Worldwide, Inc.	1,680	96,365
Tabcorp Holdings Ltd.	6,579	21,026
Tatts Group Ltd.	12,281	38,668
TUI Travel plc	4,029	18,750
Whitbread plc	1,609	64,145
Wyndham Worldwide Corp.	1,170	62,256
Wynn Macau Ltd.*	14,023	38,646
Wynn Resorts Ltd.	715	80,430
Yum! Brands, Inc.	3,930	260,952

		3,140,709

Household Durables (0.2%)
Casio Computer Co., Ltd.	2,000	17,538
D.R. Horton, Inc.	2,305	45,593
Electrolux AB	2,168	56,940
Garmin Ltd.	930	37,963
Harman International Industries, Inc.	550	24,552
Husqvarna AB, Class B	3,637	22,047
Leggett & Platt, Inc.	1,105	30,078
Lennar Corp., Class A	1,335	51,625
Newell Rubbermaid, Inc.	2,370	52,780
Panasonic Corp.	19,800	120,305
PulteGroup, Inc.*	2,795	50,757
Rinnai Corp.	300	20,382
Sekisui Chemical Co., Ltd.	3,000	25,980
Sekisui House Ltd.	4,000	43,784

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Sharp Corp.	9,000	$31,562
Sony Corp.	9,000	100,705
Whirlpool Corp.	715	72,751

		805,342

Internet & Catalog Retail (0.2%)
Amazon.com, Inc.*	3,086	775,018
Expedia, Inc.	787	48,361
Netflix, Inc.*	478	44,349
priceline.com, Inc.*	439	272,707
Rakuten, Inc.	6,542	51,019
TripAdvisor, Inc.*	837	35,120

		1,226,574

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	965	34,644
Mattel, Inc.	2,900	106,198
Namco Bandai Holdings, Inc.	1,600	20,750
Nikon Corp.	3,100	91,523
Sankyo Co., Ltd.	500	19,785
Sega Sammy Holdings, Inc.	1,800	30,401
Shimano, Inc.	700	44,634
Yamaha Corp.	1,400	14,827

		362,762

Media (0.9%)
Axel Springer AG	357	15,236
British Sky Broadcasting Group plc	9,742	121,696
Cablevision Systems Corp. - New York Group, Class A	1,770	26,444
CBS Corp., Class B	5,015	190,821
Comcast Corp., Class A	22,730	849,647
Dentsu, Inc.	1,637	43,973
DIRECTV*	5,295	265,597
Discovery Communications, Inc., Class A*	2,085	132,356
Eutelsat Communications S.A.	1,190	39,513
Gannett Co., Inc.	1,900	34,219
Hakuhodo DY Holdings, Inc.	210	13,593
Interpublic Group of Cos., Inc.	3,675	40,499
ITV plc	33,424	57,340
J.C. Decaux S.A.	600	14,480
Jupiter Telecommunications Co., Ltd.	19	23,601
Kabel Deutschland Holding AG	798	59,673
Lagardere S.C.A.	1,064	36,128
McGraw-Hill Cos., Inc.	2,330	127,381
News Corp., Class A	17,245	440,437
Omnicom Group, Inc.	2,260	112,910
Pearson plc	7,356	143,805
ProSiebenSat.1 Media AG (Preference)	789	22,202
Publicis Groupe S.A.	1,597	95,685
Reed Elsevier N.V.	6,199	91,844
Reed Elsevier plc	10,990	115,394
Scripps Networks Interactive, Inc., Class A	695	40,254
SES S.A. (FDR)	2,738	79,207
Singapore Press Holdings Ltd.	14,000	46,319
Time Warner Cable, Inc.	2,670	259,497
Time Warner, Inc.	8,085	386,706

Toho Co., Ltd.	1,000	$17,612
Viacom, Inc., Class B	4,070	214,652
Walt Disney Co.	15,260	759,795
Washington Post Co., Class B	61	22,278
Wolters Kluwer N.V.	2,720	56,244
WPP plc	11,381	165,449

		5,162,487

Multiline Retail (0.2%)
Big Lots, Inc.*	495	14,088
Dollar General Corp.*	2,270	100,084
Dollar Tree, Inc.*	1,960	79,498
Don Quijote Co., Ltd.	500	18,317
Family Dollar Stores, Inc.	870	55,167
Harvey Norman Holdings Ltd.	4,786	9,508
Isetan Mitsukoshi Holdings Ltd.	3,200	31,146
J. Front Retailing Co., Ltd.	4,000	22,053
J.C. Penney Co., Inc.	1,160	22,864
Kohl’s Corp.	1,870	80,373
Macy’s, Inc.	3,420	133,448
Marks & Spencer Group plc	14,485	90,310
Marui Group Co., Ltd.	2,000	16,003
Next plc	1,486	91,717
Nordstrom, Inc.	1,340	71,690
PPR S.A.	681	126,927
Takashimaya Co., Ltd.	2,000	14,254
Target Corp.	5,540	327,802

		1,305,249

Specialty Retail (0.6%)
ABC-Mart, Inc.	300	13,042
Abercrombie & Fitch Co., Class A	625	29,981
AutoNation, Inc.*	270	10,719
AutoZone, Inc.*	375	132,911
Bed Bath & Beyond, Inc.*	2,005	112,099
Best Buy Co., Inc.	2,175	25,774
CarMax, Inc.*	1,880	70,575
Fast Retailing Co., Ltd.	500	126,987
GameStop Corp., Class A	955	23,961
Gap, Inc.	2,455	76,203
Hennes & Mauritz AB, Class B	8,555	297,280
Home Depot, Inc.	12,885	796,937
Inditex S.A.	1,966	275,432
Kingfisher plc	21,351	98,618
Limited Brands, Inc.	2,065	97,179
Lowe’s Cos., Inc.	9,705	344,722
Nitori Holdings Co., Ltd.	350	25,623
O’Reilly Automotive, Inc.*	1,045	93,444
PetSmart, Inc.	920	62,873
Ross Stores, Inc.	1,890	102,343
Sanrio Co., Ltd.	400	12,729
Shimamura Co., Ltd.	200	19,368
Staples, Inc.	5,730	65,322
Tiffany & Co.	1,040	59,634
TJX Cos., Inc.	6,260	265,737
Urban Outfitters, Inc.*	910	35,818
USS Co., Ltd.	200	20,731
Yamada Denki Co., Ltd.	790	30,465

		3,326,507

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Textiles, Apparel & Luxury Goods (0.4%)
Adidas AG	1,886	$168,077
Asics Corp.	1,000	15,235
Burberry Group plc	3,979	81,468
Christian Dior S.A.	492	85,060
Cie Financiere Richemont S.A., Class A	4,704	376,148
Coach, Inc.	2,380	132,114
Fossil, Inc.*	526	48,971
Hugo Boss AG	222	23,540
Luxottica Group S.p.A.	1,484	61,662
LVMH Moet Hennessy Louis Vuitton S.A.	2,290	426,735
NIKE, Inc., Class B	6,210	320,436
Ralph Lauren Corp.	549	82,306
Swatch Group AG	192	98,810
Swatch Group AG (Registered)	392	34,235
VF Corp.	785	118,511
Yue Yuen Industrial Holdings Ltd.	6,500	21,943

		2,095,251

Total Consumer Discretionary		23,138,141

Consumer Staples (4.0%)
Beverages (0.9%)
Anheuser-Busch InBev N.V.	7,238	632,518
Asahi Group Holdings Ltd.	3,500	74,190
Beam, Inc.	1,325	80,944
Brown-Forman Corp., Class B	1,282	81,086
Carlsberg A/S, Class B	964	94,775
Coca Cola Hellenic Bottling Co. S.A.*	1,817	42,986
Coca-Cola Amatil Ltd.	5,145	72,336
Coca-Cola Co.	32,930	1,193,713
Coca-Cola Enterprises, Inc.	2,355	74,724
Coca-Cola West Co., Ltd.	500	7,698
Constellation Brands, Inc., Class A*	1,250	44,238
Diageo plc	22,585	657,506
Dr. Pepper Snapple Group, Inc.	1,770	78,199
Heineken Holding N.V.	909	49,792
Heineken N.V.	2,076	138,475
Kirin Holdings Co., Ltd.	7,000	82,253
Molson Coors Brewing Co., Class B	1,335	57,125
Monster Beverage Corp.*	1,300	68,744
PepsiCo, Inc.	13,270	908,066
Pernod-Ricard S.A.	1,913	224,943
Remy Cointreau S.A.	202	22,083
SABMiller plc	8,621	405,774
Treasury Wine Estates Ltd.	5,832	28,721

		5,120,889

Food & Staples Retailing (0.8%)
Aeon Co., Ltd.	5,400	61,725
Carrefour S.A.	5,432	140,664
Casino Guichard Perrachon S.A.	508	48,867
Colruyt S.A.	684	33,961
Costco Wholesale Corp.	3,745	369,894
CVS Caremark Corp.	10,830	523,630
Delhaize Group S.A.	918	36,771

Distribuidora Internacional de Alimentacion S.A.	5,509	$35,399
FamilyMart Co., Ltd.	600	24,699
J Sainsbury plc	11,058	62,217
Jeronimo Martins SGPS S.A.	1,985	38,304
Kesko Oyj, Class B	573	18,782
Koninklijke Ahold N.V.	9,082	120,633
Kroger Co.	4,575	119,041
Lawson, Inc.	600	40,784
Metcash Ltd.	7,935	27,633
Metro AG	1,168	32,379
Olam International Ltd.	9,000	11,543
Safeway, Inc.	1,950	35,275
Seven & I Holdings Co., Ltd.	6,800	191,386
Sysco Corp.	4,920	155,767
Tesco plc	72,458	398,035
Walgreen Co.	7,265	268,878
Wal-Mart Stores, Inc.	14,341	978,486
Wesfarmers Ltd.	9,071	350,035
Whole Foods Market, Inc.	1,485	135,625
WM Morrison Supermarkets plc	20,715	88,601
Woolworths Ltd.	11,105	339,414

		4,688,428

Food Products (1.0%)
Ajinomoto Co., Inc.	5,466	72,321
Archer-Daniels-Midland Co.	5,585	152,973
Aryzta AG*	786	40,328
Associated British Foods plc	3,210	81,707
Barry Callebaut AG (Registered)*	17	16,416
Calbee, Inc.	148	10,418
Campbell Soup Co.	1,460	50,939
ConAgra Foods, Inc.	3,405	100,447
D.E Master Blenders 1753 N.V.*	5,360	62,348
Danone S.A.	5,216	344,619
Dean Foods Co.*	1,570	25,921
General Mills, Inc.	5,455	220,437
Golden Agri-Resources Ltd.	63,000	33,915
H.J. Heinz Co.	2,675	154,294
Hershey Co.	1,325	95,691
Hormel Foods Corp.	1,095	34,175
J.M. Smucker Co.	970	83,653
Kellogg Co.	2,120	118,402
Kerry Group plc, Class A	1,345	71,107
Kikkoman Corp.	1,000	14,285
Kraft Foods Group, Inc.	3,955	179,834
Lindt & Spruengli AG*	8	26,092
Lindt & Spruengli AG (Registered)*	1	37,738
McCormick & Co., Inc. (Non-Voting)	1,150	73,059
Mead Johnson Nutrition Co.	1,755	115,637
MEIJI Holdings Co., Ltd.	600	26,006
Mondelez International, Inc., Class A	11,865	302,202
Nestle S.A. (Registered)	29,059	1,893,895
Nippon Meat Packers, Inc.	1,000	13,767
Nisshin Seifun Group, Inc.	1,500	18,769
Nissin Foods Holdings Co., Ltd.	600	22,751
Suedzucker AG	735	30,075
Tate & Lyle plc	4,200	52,081

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Toyo Suisan Kaisha Ltd.	1,000	$26,650
Tyson Foods, Inc., Class A	2,380	46,172
Unilever N.V. (CVA)	14,679	553,894
Unilever plc	11,565	438,982
Wilmar International Ltd.	17,000	46,985
Yakult Honsha Co., Ltd.	900	39,437
Yamazaki Baking Co., Ltd.	842	9,377

		5,737,799

Household Products (0.6%)
Clorox Co.	1,145	83,837
Colgate-Palmolive Co.	3,865	404,047
Henkel AG & Co. KGaA	1,171	80,203
Henkel AG & Co. KGaA (Preference)	1,606	131,890
Kimberly-Clark Corp.	3,390	286,218
Procter & Gamble Co.	23,430	1,590,663
Reckitt Benckiser Group plc	5,865	367,405
Svenska Cellulosa AB, Class B	5,217	114,203
Unicharm Corp.	1,100	57,262

		3,115,728

Personal Products (0.1%)
Avon Products, Inc.	3,630	52,127
Beiersdorf AG	909	74,274
Estee Lauder Cos., Inc., Class A	2,090	125,108
Kao Corp.	4,800	125,061
L’Oreal S.A.	2,174	303,686
Shiseido Co., Ltd.	3,200	45,000

		725,256

Tobacco (0.6%)
Altria Group, Inc.	17,245	541,838
British American Tobacco plc	17,512	887,334
Imperial Tobacco Group plc	8,936	345,062
Japan Tobacco, Inc.	8,110	228,635
Lorillard, Inc.	1,155	134,754
Philip Morris International, Inc.	14,325	1,198,143
Reynolds American, Inc.	2,745	113,725
Swedish Match AB	1,856	62,511

		3,512,002

Total Consumer Staples		22,900,102

Energy (3.4%)
Energy Equipment & Services (0.5%)
Aker Solutions ASA	1,482	30,497
AMEC plc	2,817	46,089
Baker Hughes, Inc.	3,745	152,946
Cameron International Corp.*	2,110	119,131
Cie Generale de Geophysique-Veritas*	1,430	43,098
Diamond Offshore Drilling, Inc.	550	37,378
Ensco plc, Class A	1,920	113,818
FMC Technologies, Inc.*	2,050	87,801
Fugro N.V. (CVA)	624	36,554
Halliburton Co.	7,855	272,490
Helmerich & Payne, Inc.	910	50,969
Nabors Industries Ltd.*	2,470	35,691
National Oilwell Varco, Inc.	3,680	251,528
Noble Corp.	2,115	73,644
Petrofac Ltd.	2,338	63,343

Rowan Cos., plc, Class A*	980	$30,645
Saipem S.p.A.	2,386	92,571
Schlumberger Ltd.	11,290	782,284
Seadrill Ltd.	3,172	116,901
Subsea 7 S.A.	2,536	60,654
Technip S.A.	916	105,458
Tenaris S.A.	4,255	88,700
Transocean Ltd.	2,290	102,321
WorleyParsons Ltd.	1,855	45,761

		2,840,272

Oil, Gas & Consumable Fuels (2.9%)
Anadarko Petroleum Corp.	4,285	318,418
Apache Corp.	3,375	264,938
BG Group plc	30,615	513,361
BP plc	171,580	1,188,837
Cabot Oil & Gas Corp.	1,770	88,040
Caltex Australia Ltd.	1,217	24,527
Chesapeake Energy Corp.	4,420	73,460
Chevron Corp.	16,700	1,805,938
ConocoPhillips	10,320	598,457
CONSOL Energy, Inc.	1,880	60,348
Cosmo Oil Co., Ltd.	4,000	8,877
Delek Group Ltd.	41	9,659
Denbury Resources, Inc.*	3,330	53,946
Devon Energy Corp.	3,250	169,130
Eni S.p.A.	22,924	565,524
EOG Resources, Inc.	2,355	284,460
EQT Corp.	1,275	75,200
Exxon Mobil Corp.	39,371	3,407,560
Galp Energia SGPS S.A., Class B	2,432	37,781
Hess Corp.	2,490	131,870
Idemitsu Kosan Co., Ltd.	200	17,419
INPEX Corp.	20	106,737
Japan Petroleum Exploration Co.	300	10,484
JX Holdings, Inc.	20,000	112,645
Kinder Morgan, Inc.	4,790	169,231
Lundin Petroleum AB*	2,006	46,286
Marathon Oil Corp.	5,940	182,120
Marathon Petroleum Corp.	2,920	183,960
Murphy Oil Corp.	1,585	94,387
Neste Oil Oyj	1,155	15,059
Newfield Exploration Co.*	1,145	30,663
Noble Energy, Inc.	1,560	158,714
Occidental Petroleum Corp.	6,955	532,823
OMV AG	1,327	48,186
Origin Energy Ltd.	9,823	120,211
Peabody Energy Corp.	2,245	59,739
Phillips 66	5,310	281,961
Pioneer Natural Resources Co.	1,030	109,788
QEP Resources, Inc.	1,460	44,194
Range Resources Corp.	1,385	87,020
Repsol S.A.	7,358	151,109
Royal Dutch Shell plc, Class A	33,483	1,183,106
Royal Dutch Shell plc, Class B	23,705	838,976
Santos Ltd.	8,611	100,848
Showa Shell Sekiyu KK	1,700	9,653
Southwestern Energy Co.*	2,960	98,894
Spectra Energy Corp.	5,560	152,233
Statoil ASA	10,057	252,371
Tesoro Corp.	1,205	53,080
TonenGeneral Sekiyu KK	2,000	17,234

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Total S.A.	19,181	$992,761
Tullow Oil plc	8,175	166,479
Valero Energy Corp.	4,625	157,805
Whitehaven Coal Ltd.	4,108	15,190
Williams Cos., Inc.	5,270	172,540
Woodside Petroleum Ltd.	5,940	211,698
WPX Energy, Inc.*	1,690	25,147

		16,691,082

Total Energy		19,531,354

Financials (7.3%)
Capital Markets (0.7%)
3i Group plc	8,751	30,592
Aberdeen Asset Management plc	7,767	46,057
Ameriprise Financial, Inc.	1,830	114,613
Bank of New York Mellon Corp.	10,040	258,028
BlackRock, Inc.	1,145	236,683
Charles Schwab Corp.	9,290	133,404
Credit Suisse Group AG (Registered)*	11,301	283,557
Daiwa Securities Group, Inc.	14,000	77,976
Deutsche Bank AG (Registered)	8,376	364,921
E*TRADE Financial Corp.*	2,125	19,019
Franklin Resources, Inc.	1,165	146,441
Goldman Sachs Group, Inc.	3,830	488,555
Hargreaves Lansdown plc	2,137	23,747
ICAP plc	4,947	25,309
Invesco Ltd.	3,710	96,794
Investec plc	4,908	33,428
Julius Baer Group Ltd.*	1,953	70,266
Legg Mason, Inc.	925	23,791
Macquarie Group Ltd.	2,911	108,261
Morgan Stanley	11,690	223,513
Nomura Holdings, Inc.	32,700	193,070
Northern Trust Corp.	1,850	92,796
Partners Group Holding AG	157	36,263
Ratos AB, Class B	1,726	16,625
SBI Holdings, Inc.	2,023	18,057
Schroders plc	1,019	28,628
State Street Corp.	4,025	189,215
T. Rowe Price Group, Inc.	2,175	141,658
UBS AG (Registered)*	32,813	516,023

		4,037,290

Commercial Banks (2.8%)
Aozora Bank Ltd.	5,000	15,363
Australia & New Zealand Banking Group Ltd.	24,474	640,752
Banco Bilbao Vizcaya Argentaria S.A.	49,099	450,745
Banco de Sabadell S.A.*	25,294	67,023
Banco Espirito Santo S.A. (Registered)*	18,102	21,852
Banco Popolare S.c.a.r.l.*	17,200	28,790
Banco Popular Espanol S.A.	47,966	36,964
Banco Santander S.A.	93,003	749,891
Bank Leumi Le-Israel B.M.*	11,286	38,592
Bank of East Asia Ltd.	11,000	42,579
Bank of Kyoto Ltd.	2,415	20,319
Bank of Yokohama Ltd.	10,000	46,418
Bankia S.A.*	8,983	4,591

Banque Cantonale Vaudoise (Registered)	28	$14,864
Barclays plc	104,761	452,398
BB&T Corp.	5,875	171,021
Bendigo and Adelaide Bank Ltd.	3,574	31,868
BNP Paribas S.A.	9,403	530,020
BOC Hong Kong Holdings Ltd.	33,000	103,530
CaixaBank	7,367	25,755
Chiba Bank Ltd.	6,000	35,104
Chugoku Bank Ltd.	1,475	20,590
Comerica, Inc.	1,590	48,241
Commerzbank AG*	34,144	64,978
Commonwealth Bank of Australia	14,347	931,944
Credit Agricole S.A.*	11,651	94,596
Danske Bank A/S*	5,908	100,439
DBS Group Holdings Ltd.	16,000	195,861
DNB ASA	8,806	112,249
Erste Group Bank AG*	1,956	62,544
Fifth Third Bancorp	7,805	118,558
First Horizon National Corp.	2,035	20,167
Fukuoka Financial Group, Inc.	6,000	24,015
Gunma Bank Ltd.	3,000	14,596
Hachijuni Bank Ltd.	3,000	15,060
Hang Seng Bank Ltd.	6,900	106,594
Hiroshima Bank Ltd.	4,000	16,760
HSBC Holdings plc	165,000	1,745,177
Huntington Bancshares, Inc./Ohio	7,275	46,487
Intesa Sanpaolo S.p.A.	101,932	173,257
Iyo Bank Ltd.	2,000	15,785
Joyo Bank Ltd.	5,000	23,628
KBC Groep N.V.	2,129	74,105
KeyCorp	7,960	67,023
Lloyds Banking Group plc*	380,313	304,737
M&T Bank Corp.	1,040	102,409
Mitsubishi UFJ Financial Group, Inc.	114,762	617,550
Mizrahi Tefahot Bank Ltd.*	1,117	11,540
Mizuho Financial Group, Inc.	205,900	376,724
National Australia Bank Ltd.	20,484	535,714
Natixis S.A.	14,534	50,282
Nishi-Nippon City Bank Ltd.	6,000	14,781
Nordea Bank AB	23,721	227,181
Oversea-Chinese Banking Corp., Ltd.	23,000	185,050
PNC Financial Services Group, Inc.	4,480	261,229
Raiffeisen Bank International AG	441	18,434
Regions Financial Corp.	11,960	85,155
Resona Holdings, Inc.	16,900	76,622
Royal Bank of Scotland Group plc*	18,977	102,208
Seven Bank Ltd.	4,829	12,720
Shinsei Bank Ltd.	13,000	26,030
Shizuoka Bank Ltd.	5,000	48,832
Skandinaviska Enskilda Banken AB, Class A	12,710	108,386
Societe Generale S.A.*	6,866	258,259
Standard Chartered plc	21,559	546,492
Sumitomo Mitsui Financial Group, Inc.	12,100	439,581
Sumitomo Mitsui Trust Holdings, Inc.	28,000	98,377

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

SunTrust Banks, Inc.	4,540	$128,709
Suruga Bank Ltd.	2,000	24,567
Svenska Handelsbanken AB, Class A	4,468	160,088
Swedbank AB, Class A	7,220	142,078
U.S. Bancorp	16,125	515,033
UniCredit S.p.A.*	36,940	182,413
Unione di Banche Italiane S.c.p.A.	8,195	38,224
United Overseas Bank Ltd.	12,000	196,541
Wells Fargo & Co.	41,760	1,427,357
Westpac Banking Corp.	27,755	758,778
Wing Hang Bank Ltd.	1,500	15,793
Yamaguchi Financial Group, Inc.	2,000	17,670
Zions Bancorp	1,470	31,458

		15,768,095

Consumer Finance (0.2%)
Acom Co., Ltd.*	360	10,355
Aeon Credit Service Co., Ltd.	600	12,114
American Express Co.	8,395	482,545
Capital One Financial Corp.	4,922	285,131
Credit Saison Co., Ltd.	1,400	35,009
Discover Financial Services	4,360	168,078
SLM Corp.	3,900	66,807

		1,060,039

Diversified Financial Services (0.9%)
ASX Ltd.	1,578	51,482
Bank of America Corp.	91,774	1,064,578
Citigroup, Inc.	24,880	984,253
CME Group, Inc./Illinois	2,560	129,818
Deutsche Boerse AG	1,740	106,203
Eurazeo S.A.	713	34,590
Exor S.p.A.	662	16,680
First Pacific Co., Ltd.	18,970	20,944
Groupe Bruxelles Lambert S.A.	727	57,312
Hong Kong Exchanges and Clearing Ltd.	9,900	170,552
Industrivarden AB, Class C	1,061	17,645
ING Groep N.V. (CVA)*	34,514	330,047
IntercontinentalExchange, Inc.*	613	75,895
Investment AB Kinnevik, Class B	1,855	38,761
Investor AB, Class B	4,105	107,667
JPMorgan Chase & Co.	32,330	1,421,550
Leucadia National Corp.	1,685	40,086
London Stock Exchange Group plc	1,588	27,738
Mitsubishi UFJ Lease & Finance Co., Ltd.	530	22,795
Moody’s Corp.	1,585	79,757
NASDAQ OMX Group, Inc.	985	24,635
NYSE Euronext	2,035	64,184
ORIX Corp.	950	107,197
Pargesa Holding S.A.	244	16,885
Pohjola Bank plc, Class A	1,249	18,651
Singapore Exchange Ltd.	7,076	41,022
Wendel S.A.	510	52,799

		5,123,726

Insurance (1.6%)
ACE Ltd.	2,945	235,011
Admiral Group plc	1,834	35,119

Aegon N.V.	15,756	$100,410
Aflac, Inc.	3,940	209,293
Ageas	2,081	62,088
AIA Group Ltd.	97,675	389,278
Allianz SE (Registered)	4,103	568,416
Allstate Corp.	4,090	164,295
American International Group, Inc.*	12,604	444,921
AMP Ltd.	26,086	132,593
Aon plc	2,725	151,510
Assicurazioni Generali S.p.A.	10,641	194,099
Assurant, Inc.	635	22,035
Aviva plc	26,297	158,750
Baloise Holding AG (Registered)	428	37,351
Berkshire Hathaway, Inc., Class B*	15,660	1,404,702
Chubb Corp.	2,260	170,223
Cincinnati Financial Corp.	1,235	48,363
CNP Assurances S.A.	2,819	42,940
Dai-ichi Life Insurance Co., Ltd.	77	108,342
Delta Lloyd N.V.	1,249	20,786
Genworth Financial, Inc., Class A*	4,125	30,979
Gjensidige Forsikring ASA	1,802	25,933
Hannover Rueckversicherung AG (Registered)	544	42,342
Hartford Financial Services Group, Inc.	3,655	82,018
Insurance Australia Group Ltd.	18,734	92,132
Legal & General Group plc	53,241	128,535
Lincoln National Corp.	2,345	60,736
Loews Corp.	2,595	105,746
Mapfre S.A.	6,937	21,411
Marsh & McLennan Cos., Inc.	4,540	156,494
MetLife, Inc.	8,960	295,142
MS&AD Insurance Group Holdings, Inc.	4,600	91,901
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1,616	290,142
NKSJ Holdings, Inc.	4,000	85,187
Old Mutual plc	44,038	130,806
Principal Financial Group, Inc.	2,345	66,879
Progressive Corp.	4,710	99,381
Prudential Financial, Inc.	3,950	210,654
Prudential plc	23,037	321,442
QBE Insurance Group Ltd.	10,648	121,873
Resolution Ltd.	12,540	50,058
RSA Insurance Group plc	32,006	64,598
Sampo Oyj, Class A	3,777	122,135
SCOR SE	2,251	60,697
Sony Financial Holdings, Inc.	1,568	28,205
Standard Life plc	21,246	113,482
Suncorp Group Ltd.	11,593	123,256
Swiss Life Holding AG (Registered)*	275	36,703
Swiss Reinsurance AG*	3,174	231,652
T&D Holdings, Inc.	5,200	63,378
Tokio Marine Holdings, Inc.	6,300	175,657
Torchmark Corp.	752	38,856
Travelers Cos., Inc.	3,265	234,492
Tryg A/S	221	16,709
Unum Group	2,380	49,552

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Vienna Insurance Group AG Wiener Versicherung Gruppe	346	$18,561
XL Group plc	2,520	63,151
Zurich Insurance Group AG*	1,329	355,364

		9,006,764

Real Estate Investment Trusts (REITs) (0.7%)
American Tower Corp. (REIT)	3,385	261,559
Apartment Investment & Management Co. (REIT), Class A	1,220	33,013
Ascendas Real Estate Investment Trust (REIT)	17,000	33,305
AvalonBay Communities, Inc. (REIT)	845	114,574
Boston Properties, Inc. (REIT)	1,275	134,908
British Land Co. plc (REIT)	7,612	70,767
CapitaCommercial Trust (REIT)	17,000	23,500
Capital Shopping Centres Group plc (REIT)	5,067	28,509
CapitaMall Trust (REIT)	20,000	35,045
Centro Retail Australia (REIT)	12,219	28,930
CFS Retail Property Trust Group (REIT)	17,841	35,748
Corio N.V. (REIT)	607	27,614
Dexus Property Group (REIT)	41,423	43,921
Equity Residential (REIT)	2,590	146,775
Fonciere des Regions (REIT)	489	40,983
Gecina S.A. (REIT)	383	42,747
Goodman Group (REIT)	15,333	69,756
GPT Group (REIT)	12,736	49,214
Hammerson plc (REIT)	6,423	51,751
HCP, Inc. (REIT)	3,650	164,907
Health Care REIT, Inc. (REIT)	2,180	133,612
Host Hotels & Resorts, Inc. (REIT)	6,095	95,509
ICADE (REIT)	443	39,741
Japan Prime Realty Investment Corp. (REIT)	8	23,081
Japan Real Estate Investment Corp. (REIT)	6	58,853
Japan Retail Fund Investment Corp. (REIT)	19	34,851
Kimco Realty Corp. (REIT)	3,450	66,654
Klepierre S.A. (REIT)	1,437	57,920
Land Securities Group plc (REIT)	7,032	95,071
Link REIT (REIT)	20,500	102,529
Mirvac Group (REIT)	30,867	48,101
Nippon Building Fund, Inc. (REIT)	6	61,862
Nomura Real Estate Office Fund, Inc. (REIT)	3	17,213
Plum Creek Timber Co., Inc. (REIT)	1,335	59,234
Prologis, Inc. (REIT)	3,922	143,114
Public Storage (REIT)	1,265	183,374
Segro plc (REIT)	6,686	27,415
Simon Property Group, Inc. (REIT)	2,590	409,453
Stockland Corp., Ltd. (REIT)	19,852	73,190
Unibail-Rodamco S.A. (REIT)	918	224,732
Ventas, Inc. (REIT)	2,479	160,441

Vornado Realty Trust (REIT)	1,420	$113,714
Westfield Group (REIT)	19,351	213,526
Westfield Retail Trust (REIT)	26,144	82,283
Weyerhaeuser Co. (REIT)	4,490	124,912

		4,087,911

Real Estate Management & Development (0.4%)
Aeon Mall Co., Ltd.	700	17,110
CapitaLand Ltd.	23,000	70,559
CapitaMalls Asia Ltd.	12,262	19,723
CBRE Group, Inc., Class A*	2,530	50,347
Cheung Kong Holdings Ltd.	13,000	201,225
City Developments Ltd.	4,000	42,666
Daito Trust Construction Co., Ltd.	700	65,872
Daiwa House Industry Co., Ltd.	5,000	86,034
Global Logistic Properties Ltd.	18,639	42,858
Hang Lung Properties Ltd.	20,000	80,190
Henderson Land Development Co., Ltd.	8,000	56,988
Hulic Co., Ltd.	2,384	16,189
Hysan Development Co., Ltd.	5,000	24,180
Immofinanz AG*	8,384	35,346
Keppel Land Ltd.	6,000	20,055
Kerry Properties Ltd.	6,000	31,339
Lend Lease Group	4,903	47,767
Mitsubishi Estate Co., Ltd.	11,000	262,969
Mitsui Fudosan Co., Ltd.	8,000	195,449
New World Development Co., Ltd.	32,854	51,561
Nomura Real Estate Holdings, Inc.	836	15,948
NTT Urban Development Corp.	11	10,624
Sino Land Co., Ltd.	26,000	47,088
Sumitomo Realty & Development Co., Ltd.	4,000	132,909
Sun Hung Kai Properties Ltd.	14,000	211,304
Swire Pacific Ltd., Class A	6,000	74,561
Swire Properties Ltd.	10,542	35,452
Swiss Prime Site AG (Registered)*	485	40,581
Tokyu Land Corp.	3,000	21,931
UOL Group Ltd.	4,000	19,745
Wharf Holdings Ltd.	13,000	102,860
Wheelock & Co., Ltd.	8,000	40,712

		2,172,142

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	4,030	32,764
People’s United Financial, Inc.	2,930	35,424

		68,188

Total Financials		41,324,155

Health Care (4.0%)
Biotechnology (0.4%)
Actelion Ltd. (Registered)*	970	46,593
Alexion Pharmaceuticals, Inc.*	1,670	156,663
Amgen, Inc.	6,621	571,525
Biogen Idec, Inc.*	2,010	294,807
Celgene Corp.*	3,710	292,051
CSL Ltd.	4,556	257,378

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Elan Corp. plc*	4,542	$46,907
Gilead Sciences, Inc.*	6,465	474,854
Grifols S.A.*	1,344	47,286
Prothena Corp. plc*	1	6

		2,188,070

Health Care Equipment & Supplies (0.6%)
Abbott Laboratories	13,360	875,080
Baxter International, Inc.	4,630	308,636
Becton, Dickinson and Co.	1,715	134,096
Boston Scientific Corp.*	11,995	68,731
C.R. Bard, Inc.	675	65,974
CareFusion Corp.*	1,830	52,301
Cie Generale d’Optique Essilor International S.A.	1,824	184,936
Cochlear Ltd.	514	42,523
Coloplast A/S, Class B	710	34,797
Covidien plc	4,065	234,713
DENTSPLY International, Inc.	1,205	47,730
Edwards Lifesciences Corp.*	969	87,375
Elekta AB, Class B	3,321	52,371
Getinge AB, Class B	1,803	61,079
Intuitive Surgical, Inc.*	407	199,581
Medtronic, Inc.	8,710	357,284
Olympus Corp.*	1,900	36,877
Smith & Nephew plc	8,102	89,662
Sonova Holding AG (Registered)*	443	49,079
St. Jude Medical, Inc.	2,665	96,313
Stryker Corp.	2,435	133,487
Sysmex Corp.	600	27,490
Terumo Corp.	1,400	55,627
Varian Medical Systems, Inc.*	920	64,621
William Demant Holding A/S*	237	20,340
Zimmer Holdings, Inc.	1,470	97,990

		3,478,693

Health Care Providers & Services (0.4%)
Aetna, Inc.	2,785	128,945
Alfresa Holdings Corp.	400	15,632
AmerisourceBergen Corp.	2,135	92,189
Cardinal Health, Inc.	2,860	117,775
Celesio AG	766	13,192
Cigna Corp.	2,475	132,314
Coventry Health Care, Inc.	1,105	49,537
DaVita HealthCare Partners, Inc.*	735	81,240
Express Scripts Holding Co.*	6,889	372,006
Fresenius Medical Care AG & Co. KGaA	1,905	131,621
Fresenius SE & Co. KGaA	1,122	129,134
Humana, Inc.	1,390	95,396
Laboratory Corp. of America Holdings*	845	73,194
McKesson Corp.	2,065	200,222
Medipal Holdings Corp.	1,300	14,324
Miraca Holdings, Inc.	500	20,132
Patterson Cos., Inc.	675	23,105
Quest Diagnostics, Inc.	1,335	77,790
Ramsay Health Care Ltd.	1,183	33,609
Sonic Healthcare Ltd.	3,360	46,919
Suzuken Co., Ltd.	600	16,908

Tenet Healthcare Corp.*	872	$28,314
UnitedHealth Group, Inc.	8,825	478,668
WellPoint, Inc.	2,765	168,444

		2,540,610

Health Care Technology (0.0%)
Cerner Corp.*	1,270	98,603
M3, Inc.	6	9,537

		108,140

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.	2,960	121,183
Life Technologies Corp.*	1,460	71,657
Lonza Group AG (Registered)*	477	25,800
PerkinElmer, Inc.	910	28,883
QIAGEN N.V.*	2,125	38,540
Thermo Fisher Scientific, Inc.	3,105	198,037
Waters Corp.*	785	68,389

		552,489

Pharmaceuticals (2.5%)
Allergan, Inc.	2,650	243,084
Astellas Pharma, Inc.	4,000	179,685
AstraZeneca plc	11,237	531,233
Bayer AG (Registered)	7,452	707,660
Bristol-Myers Squibb Co.	14,205	462,941
Chugai Pharmaceutical Co., Ltd.	2,000	38,330
Daiichi Sankyo Co., Ltd.	6,000	92,037
Dainippon Sumitomo Pharma Co., Ltd.	1,400	16,819
Eisai Co., Ltd.	2,300	96,035
Eli Lilly and Co.	8,710	429,577
Forest Laboratories, Inc.*	1,940	68,521
GlaxoSmithKline plc	44,818	973,070
Hisamitsu Pharmaceutical Co., Inc.	600	29,750
Hospira, Inc.*	1,340	41,862
Johnson & Johnson	23,450	1,643,845
Kyowa Hakko Kirin Co., Ltd.	2,000	19,751
Merck & Co., Inc.	25,910	1,060,755
Merck KGaA	583	76,920
Mitsubishi Tanabe Pharma Corp.	2,000	26,077
Mylan, Inc.*	3,375	92,745
Novartis AG (Registered)	20,728	1,312,321
Novo Nordisk A/S, Class B	3,670	599,384
Ono Pharmaceutical Co., Ltd.	800	40,825
Orion Oyj, Class B	872	25,630
Otsuka Holdings Co., Ltd.	3,267	91,721
Perrigo Co.	740	76,982
Pfizer, Inc.	63,530	1,593,332
Roche Holding AG	6,331	1,289,782
Sanofi S.A.	10,746	1,019,099
Santen Pharmaceutical Co., Ltd.	700	26,801
Shionogi & Co., Ltd.	2,600	43,310
Shire plc	5,069	155,684
Taisho Pharmaceutical Holdings Co., Ltd.	325	22,197
Takeda Pharmaceutical Co., Ltd.	7,100	317,296
Teva Pharmaceutical Industries Ltd.	8,499	318,105
Tsumura & Co.	500	15,069
UCB S.A.	991	57,011

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Watson Pharmaceuticals, Inc.*	1,140	$98,040

		13,933,286

Total Health Care		22,801,288

Industrials (4.2%)
Aerospace & Defense (0.6%)
BAE Systems plc	29,279	160,858
Boeing Co.	5,805	437,465
Cobham plc	9,718	35,342
European Aeronautic Defence and Space Co. N.V.	4,275	167,551
Finmeccanica S.p.A.*	3,646	21,130
General Dynamics Corp.	2,875	199,151
Honeywell International, Inc.	6,600	418,902
L-3 Communications Holdings, Inc.	850	65,127
Lockheed Martin Corp.	2,340	215,959
Meggitt plc	7,049	43,942
Northrop Grumman Corp.	2,140	144,621
Precision Castparts Corp.	1,265	239,616
Raytheon Co.	2,810	161,744
Rockwell Collins, Inc.	1,225	71,258
Rolls-Royce Holdings plc*	16,871	243,082
Rolls-Royce Holdings plc (Preference), Class C*(b)†	885,324	1,438
Safran S.A.	2,573	112,274
Singapore Technologies Engineering Ltd.	13,000	41,036
Textron, Inc.	2,305	57,141
Thales S.A.	1,407	48,572
United Technologies Corp.	7,195	590,062
Zodiac Aerospace	496	55,395

		3,531,666

Air Freight & Logistics (0.2%)
C.H. Robinson Worldwide, Inc.	1,390	87,876
Deutsche Post AG (Registered)	8,171	179,168
Expeditors International of Washington, Inc.	1,765	69,806
FedEx Corp.	2,475	227,007
TNT Express N.V.	2,937	33,223
Toll Holdings Ltd.	6,138	29,384
United Parcel Service, Inc., Class B	6,135	452,333
Yamato Holdings Co., Ltd.	3,400	51,699

		1,130,496

Airlines (0.0%)
All Nippon Airways Co., Ltd.	10,000	20,965
Cathay Pacific Airways Ltd.	10,060	18,676
Deutsche Lufthansa AG (Registered)	2,063	38,777
International Consolidated Airlines Group S.A.*	8,359	24,704
Japan Airlines Co., Ltd.*	540	23,113
Qantas Airways Ltd.*	10,001	15,725
Singapore Airlines Ltd.	5,000	44,220
Southwest Airlines Co.	6,245	63,949

		250,129

Building Products (0.1%)
Asahi Glass Co., Ltd.	9,000	$65,388
Assa Abloy AB, Class B	3,011	113,381
Cie de Saint-Gobain S.A.	4,100	175,433
Daikin Industries Ltd.	2,100	72,157
Geberit AG (Registered)*	333	73,719
LIXIL Group Corp.	2,400	53,445
Masco Corp.	3,030	50,480
TOTO Ltd.	2,000	15,023

		619,026

Commercial Services & Supplies (0.2%)
ADT Corp.	1,915	89,028
Aggreko plc	2,418	69,344
Avery Dennison Corp.	850	29,682
Babcock International Group plc	3,247	50,389
Brambles Ltd.	14,014	111,525
Cintas Corp.	910	37,219
Dai Nippon Printing Co., Ltd.	5,000	39,184
Edenred	2,231	69,378
G4S plc	12,711	53,077
Iron Mountain, Inc.	1,333	41,390
Park24 Co., Ltd.	900	14,193
Pitney Bowes, Inc.	1,695	18,035
Republic Services, Inc.	2,460	72,152
Secom Co., Ltd.	1,900	95,759
Securitas AB, Class B	2,821	24,780
Serco Group plc	4,491	38,664
Societe BIC S.A.	435	51,928
Stericycle, Inc.*	775	72,284
Toppan Printing Co., Ltd.	5,000	30,806
Tyco International Ltd.	3,030	88,628
Waste Management, Inc.	3,630	122,476

		1,219,921

Construction & Engineering (0.2%)
ACS Actividades de Construccion y Servicios S.A.	1,276	32,655
Balfour Beatty plc	6,202	27,716
Bouygues S.A.	2,451	72,271
Chiyoda Corp.	2,000	28,638
Ferrovial S.A.	3,635	53,595
Fluor Corp.	1,400	82,236
Hochtief AG*	278	16,153
Jacobs Engineering Group, Inc.*	1,040	44,273
JGC Corp.	2,471	76,977
Kajima Corp.	7,000	23,120
Kinden Corp.	1,000	6,484
Koninklijke Boskalis Westminster N.V.	677	30,864
Leighton Holdings Ltd.	1,367	25,719
Obayashi Corp.	5,000	28,144
Quanta Services, Inc.*	1,755	47,894
Shimizu Corp.	5,000	18,804
Skanska AB, Class B	3,424	56,335
Taisei Corp.	8,595	28,414
Vinci S.A.	4,603	219,068

		919,360

Electrical Equipment (0.3%)
ABB Ltd. (Registered)*	19,815	411,437
Alstom S.A.	2,398	98,263

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Eaton Corp. plc	3,925	$212,735
Emerson Electric Co.	6,135	324,909
Fuji Electric Co., Ltd.	5,000	12,335
Furukawa Electric Co., Ltd.*	5,000	11,234
GS Yuasa Corp.	3,000	12,075
Legrand S.A.	2,651	111,890
Mabuchi Motor Co., Ltd.	300	12,790
Mitsubishi Electric Corp.	12,000	102,137
Nidec Corp.	1,000	58,475
Prysmian S.p.A.	1,836	37,146
Rockwell Automation, Inc.	1,215	102,048
Roper Industries, Inc.	845	94,201
Schneider Electric S.A.	3,316	247,319
Sumitomo Electric Industries Ltd.	6,800	78,691
Ushio, Inc.	1,000	10,922

		1,938,607

Industrial Conglomerates (0.8%)
3M Co.	5,390	500,461
Danaher Corp.	4,990	278,941
Fraser and Neave Ltd.	8,000	63,674
General Electric Co.	89,890	1,886,791
Hopewell Holdings Ltd.	5,000	21,620
Hutchison Whampoa Ltd.	19,000	201,558
Keppel Corp., Ltd.	13,000	118,124
Koninklijke Philips Electronics N.V.	9,367	251,300
NWS Holdings Ltd.	12,000	20,482
Orkla ASA	6,954	60,881
SembCorp Industries Ltd.	8,000	34,858
Siemens AG (Registered)	7,415	805,933
Smiths Group plc	3,542	69,718

		4,314,341

Machinery (0.9%)
Alfa Laval AB	3,024	63,385
Amada Co., Ltd.	3,000	19,520
Andritz AG	656	42,147
Atlas Copco AB, Class A	6,051	167,511
Atlas Copco AB, Class B	3,517	86,286
Caterpillar, Inc.	5,610	502,544
Cummins, Inc.	1,485	160,900
Deere & Co.	3,310	286,050
Dover Corp.	1,520	99,879
FANUC Corp.	1,736	322,833
Fiat Industrial S.p.A.	7,712	84,558
Flowserve Corp.	480	70,464
GEA Group AG	1,574	50,838
Hino Motors Ltd.	1,816	16,285
Hitachi Construction Machinery Co., Ltd.	1,000	20,992
IHI Corp.	11,000	28,274
Illinois Tool Works, Inc.	3,715	225,909
IMI plc	2,897	51,525
Ingersoll-Rand plc	2,455	117,742
Invensys plc	7,332	39,835
Japan Steel Works Ltd.	3,000	19,435
Joy Global, Inc.	910	58,040
JTEKT Corp.	2,000	19,073
Kawasaki Heavy Industries Ltd.	12,000	32,611
Komatsu Ltd.	8,400	214,952
Kone Oyj, Class B	1,403	103,889

Kubota Corp.	10,000	$114,854
Kurita Water Industries Ltd.	1,000	21,971
Makita Corp.	1,000	46,512
MAN SE	382	40,847
Melrose Industries plc	10,842	40,392
Metso Oyj	1,152	50,184
Mitsubishi Heavy Industries Ltd.	27,000	130,567
Nabtesco Corp.	1,523	33,703
NGK Insulators Ltd.	3,000	35,281
NSK Ltd.	4,000	28,505
PACCAR, Inc.	3,030	136,986
Pall Corp.	970	58,452
Parker Hannifin Corp.	1,275	108,452
Pentair Ltd. (Registered)	1,403	68,957
Sandvik AB	6,244	100,357
Scania AB, Class B	2,884	59,982
Schindler Holding AG	438	63,265
Schindler Holding AG (Registered)	195	27,638
SembCorp Marine Ltd.	7,000	26,649
SKF AB, Class B	3,533	89,401
SMC Corp.	500	90,707
Snap-on, Inc.	490	38,705
Stanley Black & Decker, Inc.	1,400	103,558
Sulzer AG (Registered)	217	34,390
Sumitomo Heavy Industries Ltd.	4,000	19,105
THK Co., Ltd.	1,100	19,767
Vallourec S.A.	1,337	69,773
Volvo AB, Class B	12,571	173,350
Wartsila Oyj	1,511	66,831
Weir Group plc	1,915	59,441
Xylem, Inc.	1,570	42,547
Yangzijiang Shipbuilding Holdings Ltd.	17,287	13,696
Zardoya Otis S.A.	1,389	20,020

		4,940,322

Marine (0.1%)
A. P. Moller - Maersk A/S, Class A	5	35,607
A. P. Moller - Maersk A/S, Class B	12	91,853
Kuehne + Nagel International AG (Registered)	487	59,268
Mitsui O.S.K. Lines Ltd.	9,000	26,820
Nippon Yusen KK	14,000	32,949
Orient Overseas International Ltd.	2,000	13,169

		259,666

Professional Services (0.1%)
Adecco S.A. (Registered)*	1,194	63,289
ALS Ltd.	3,068	34,874
Bureau Veritas S.A.	691	76,827
Capita plc	5,893	72,971
Dun & Bradstreet Corp.	420	33,033
Equifax, Inc.	980	53,037
Experian plc	9,098	146,999
Intertek Group plc	1,449	73,125
Randstad Holding N.V.	1,086	40,089
Robert Half International, Inc.	1,205	38,343
SGS S.A. (Registered)	50	111,072

		743,659

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Road & Rail (0.3%)
Asciano Ltd.	8,789	$42,953
Aurizon Holdings Ltd.	16,370	64,291
Central Japan Railway Co.	1,300	105,476
ComfortDelGro Corp., Ltd.	16,000	23,450
CSX Corp.	8,800	173,624
DSV A/S	1,694	44,173
East Japan Railway Co.	3,100	200,435
Hankyu Hanshin Holdings, Inc.	10,000	51,625
Keikyu Corp.	4,000	35,402
Keio Corp.	5,000	37,281
Keisei Electric Railway Co., Ltd.	2,467	20,824
Kintetsu Corp.	14,000	57,272
MTR Corp., Ltd.	13,000	51,460
Nippon Express Co., Ltd.	7,000	28,913
Norfolk Southern Corp.	2,750	170,060
Odakyu Electric Railway Co., Ltd.	6,000	62,419
Ryder System, Inc.	430	21,470
Tobu Railway Co., Ltd.	9,000	47,628
Tokyu Corp.	10,000	56,158
Union Pacific Corp.	4,065	511,052
West Japan Railway Co.	1,532	60,334

		1,866,300

Trading Companies & Distributors (0.3%)
Brenntag AG	465	61,091
Bunzl plc	2,987	48,771
Fastenal Co.	2,240	104,586
ITOCHU Corp.	14,000	147,782
Marubeni Corp.	15,000	107,491
Mitsubishi Corp.	12,700	244,116
Mitsui & Co., Ltd.	15,700	234,876
Noble Group Ltd.	34,000	32,786
Rexel S.A.	2,044	41,766
Sojitz Corp.	11,200	16,569
Sumitomo Corp.	10,200	130,741
Toyota Tsusho Corp.	1,900	46,911
W.W. Grainger, Inc.	496	100,376
Wolseley plc	2,468	117,307

		1,435,169

Transportation Infrastructure (0.1%)
Abertis Infraestructuras S.A.	3,304	55,063
Aeroports de Paris S.A.	532	41,076
Atlantia S.p.A.	2,982	54,085
Auckland International Airport Ltd.	8,342	18,447
Fraport AG	333	19,392
Groupe Eurotunnel S.A. (Registered)	7,908	61,060
Hutchison Port Holdings Trust, Class U	47,085	37,486
Kamigumi Co., Ltd.	2,000	15,877
Koninklijke Vopak N.V.	634	44,703
Mitsubishi Logistics Corp.	1,000	14,344
Sydney Airport	945	3,335
Transurban Group	11,854	75,286

		440,154

Total Industrials		23,608,816

Information Technology (4.4%)
Communications Equipment (0.5%)
Cisco Systems, Inc.	45,010	$884,447
F5 Networks, Inc.*	725	70,434
Harris Corp.	920	45,043
JDS Uniphase Corp.*	1,880	25,455
Juniper Networks, Inc.*	4,470	87,925
Motorola Solutions, Inc.	2,425	135,024
Nokia Oyj	33,745	132,705
QUALCOMM, Inc.	14,495	898,980
Telefonaktiebolaget LM Ericsson, Class B	27,422	275,818

		2,555,831

Computers & Peripherals (1.0%)
Apple, Inc.	7,986	4,256,778
Dell, Inc.	12,355	125,156
EMC Corp.*	17,870	452,111
Fujitsu Ltd.	16,000	67,179
Gemalto N.V.	714	64,643
Hewlett-Packard Co.	16,685	237,761
NEC Corp.*	23,000	48,430
NetApp, Inc.*	3,080	103,334
SanDisk Corp.*	2,060	89,734
Seagate Technology plc	3,000	91,440
Toshiba Corp.	36,000	142,351
Western Digital Corp.	1,890	80,306

		5,759,223

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	1,340	86,698
Citizen Holdings Co., Ltd.	2,300	12,158
Corning, Inc.	12,675	159,958
FLIR Systems, Inc.	1,275	28,445
Fujifilm Holdings Corp.	4,100	82,581
Hamamatsu Photonics KK	600	21,646
Hexagon AB, Class B	2,134	53,643
Hirose Electric Co., Ltd.	300	35,917
Hitachi High-Technologies Corp.	541	11,193
Hitachi Ltd.	41,000	241,290
Hoya Corp.	3,900	76,787
Ibiden Co., Ltd.	1,000	15,963
Jabil Circuit, Inc.	1,565	30,189
Keyence Corp.	500	137,996
Kyocera Corp.	1,400	126,954
Molex, Inc.	1,095	29,926
Murata Manufacturing Co., Ltd.	1,800	106,162
Nippon Electric Glass Co., Ltd.	3,000	17,046
Omron Corp.	1,800	43,160
Shimadzu Corp.	2,000	13,492
TDK Corp.	1,100	40,000
TE Connectivity Ltd.	3,570	132,518
Yaskawa Electric Corp.	1,000	9,645
Yokogawa Electric Corp.	1,800	19,581

		1,532,948

Internet Software & Services (0.4%)
Akamai Technologies, Inc.*	1,470	60,138
DeNA Co., Ltd.	951	31,270
eBay, Inc.*	9,865	503,312
Google, Inc., Class A*	2,286	1,621,620
Gree, Inc.	844	13,086

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

United Internet AG (Registered)	871	$18,800
VeriSign, Inc.*	1,340	52,019
Yahoo! Japan Corp.	132	42,724
Yahoo!, Inc.*	8,800	175,120

		2,518,089

IT Services (0.8%)
Accenture plc, Class A	5,460	363,090
Amadeus IT Holding S.A., Class A	2,823	70,841
AtoS	496	35,343
Automatic Data Processing, Inc.	4,135	235,736
Cap Gemini S.A.	1,334	58,136
Cognizant Technology Solutions Corp., Class A*	2,500	185,125
Computer Sciences Corp.	1,285	51,464
Computershare Ltd.	4,005	37,713
Fidelity National Information Services, Inc.	2,065	71,883
Fiserv, Inc.*	1,115	88,118
International Business Machines Corp.	9,205	1,763,218
ITOCHU Techno-Solutions Corp.	200	8,242
Mastercard, Inc., Class A	941	462,294
Nomura Research Institute Ltd.	900	18,630
NTT Data Corp.	12	37,519
Otsuka Corp.	200	15,132
Paychex, Inc.	2,685	83,611
SAIC, Inc.	2,410	27,281
Teradata Corp.*	1,400	86,646
Total System Services, Inc.	1,335	28,596
Visa, Inc., Class A	4,510	683,626
Western Union Co.	5,120	69,683

		4,481,927

Office Electronics (0.1%)
Brother Industries Ltd.	2,100	22,657
Canon, Inc.	10,177	399,164
Konica Minolta Holdings, Inc.	4,000	28,818
Ricoh Co., Ltd.	5,000	53,120
Xerox Corp.	11,055	75,395

		579,154

Semiconductors & Semiconductor Equipment (0.5%)
Advanced Micro Devices, Inc.*	5,065	12,156
Advantest Corp.	1,306	20,611
Altera Corp.	2,675	92,127
Analog Devices, Inc.	2,540	106,832
Applied Materials, Inc.	10,525	120,406
ARM Holdings plc	12,425	158,877
ASM Pacific Technology Ltd.	1,700	20,868
ASML Holding N.V.	2,838	183,731
Broadcom Corp., Class A*	4,360	144,796
First Solar, Inc.*	480	14,822
Infineon Technologies AG	9,796	79,492
Intel Corp.	42,585	878,529
KLA-Tencor Corp.	1,400	66,864
Lam Research Corp.*	1,519	54,881
Linear Technology Corp.	1,880	64,484
LSI Corp.*	4,725	33,453
Mellanox Technologies Ltd.*	322	19,383
Microchip Technology, Inc.	1,630	53,122

Micron Technology, Inc.*	8,605	$54,642
NVIDIA Corp.	5,250	64,522
Rohm Co., Ltd.	900	29,238
STMicroelectronics N.V.	5,743	41,872
Sumco Corp.*	1,000	9,729
Teradyne, Inc.*	1,520	25,673
Texas Instruments, Inc.	9,690	299,809
Tokyo Electron Ltd.	1,600	73,621
Xilinx, Inc.	2,235	80,237

		2,804,777

Software (0.8%)
Adobe Systems, Inc.*	4,135	155,807
Autodesk, Inc.*	1,890	66,811
BMC Software, Inc.*	1,250	49,575
CA, Inc.	2,905	63,852
Citrix Systems, Inc.*	1,630	107,172
Dassault Systemes S.A.	564	63,137
Electronic Arts, Inc.*	2,645	38,432
Intuit, Inc.	2,345	139,528
Konami Corp.	900	20,235
Microsoft Corp.	64,245	1,717,269
Nexon Co., Ltd.*	976	9,851
NICE Systems Ltd.*	539	18,058
Nintendo Co., Ltd.	1,000	106,700
Oracle Corp.	32,385	1,079,068
Oracle Corp. Japan	400	16,671
Red Hat, Inc.*	1,585	83,942
Sage Group plc	11,147	53,401
Salesforce.com, Inc.*	1,109	186,423
SAP AG	8,302	665,044
Square Enix Holdings Co., Ltd.	500	6,318
Symantec Corp.*	5,900	110,979
Trend Micro, Inc.	900	27,161

		4,785,434

Total Information Technology		25,017,383

Materials (2.4%)
Chemicals (1.1%)
Air Liquide S.A.	2,811	352,265
Air Products and Chemicals, Inc.	1,815	152,496
Air Water, Inc.	2,000	25,457
Airgas, Inc.	555	50,666
Akzo Nobel N.V.	1,533	101,158
Arkema S.A.	563	59,196
Asahi Kasei Corp.	11,000	64,959
BASF SE	8,277	777,966
CF Industries Holdings, Inc.	546	110,925
Croda International plc	1,220	47,266
Daicel Corp.	2,000	13,233
Denki Kagaku Kogyo KK	4,000	13,690
Dow Chemical Co.	10,145	327,886
E.I. du Pont de Nemours & Co.	7,865	353,689
Eastman Chemical Co.	1,300	88,465
Ecolab, Inc.	2,240	161,056
EMS-Chemie Holding AG (Registered)	74	17,454
FMC Corp.	1,170	68,468
Givaudan S.A. (Registered)*	75	79,513
Hitachi Chemical Co., Ltd.	1,000	14,905
Incitec Pivot Ltd.	14,676	49,872

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

International Flavors & Fragrances, Inc.	715	$47,576
Israel Chemicals Ltd.	4,013	48,379
Israel Corp., Ltd.	21	13,791
Johnson Matthey plc	1,847	70,935
JSR Corp.	1,600	30,227
K+S AG (Registered)	1,553	71,800
Kaneka Corp.	2,000	10,059
Kansai Paint Co., Ltd.	2,148	23,135
Koninklijke DSM N.V.	1,390	83,726
Kuraray Co., Ltd.	3,000	39,277
Lanxess AG	750	65,592
Linde AG	1,668	290,881
LyondellBasell Industries N.V., Class A	2,860	163,277
Mitsubishi Chemical Holdings Corp.	12,000	59,858
Mitsubishi Gas Chemical Co., Inc.	3,000	18,381
Mitsui Chemicals, Inc.	7,000	18,284
Monsanto Co.	4,590	434,444
Mosaic Co.	2,345	132,797
Nitto Denko Corp.	1,500	73,801
Novozymes A/S, Class B	2,200	62,261
Orica Ltd.	3,295	86,647
PPG Industries, Inc.	1,335	180,692
Praxair, Inc.	2,550	279,098
Sherwin-Williams Co.	775	119,211
Shin-Etsu Chemical Co., Ltd.	3,700	225,994
Showa Denko KK	12,000	18,349
Sigma-Aldrich Corp.	1,080	79,466
Sika AG	20	46,353
Solvay S.A.	535	77,014
Sumitomo Chemical Co., Ltd.	13,000	41,016
Syngenta AG (Registered)	840	338,842
Taiyo Nippon Sanso Corp.	2,000	11,425
Teijin Ltd.	8,000	19,731
Toray Industries, Inc.	13,000	79,271
Ube Industries Ltd.	9,000	21,644
Yara International ASA	1,685	83,637

		6,397,456

Construction Materials (0.1%)
Boral Ltd.	6,835	31,439
CRH plc	6,508	135,047
Fletcher Building Ltd.	6,153	43,055
HeidelbergCement AG	1,268	76,819
Holcim Ltd. (Registered)*	2,064	152,020
Imerys S.A.	304	19,725
James Hardie Industries plc (CDI)	3,951	38,223
Lafarge S.A.	1,683	107,843
Taiheiyo Cement Corp.	10,000	27,518
Vulcan Materials Co.	1,040	54,132

		685,821

Containers & Packaging (0.1%)
Amcor Ltd.	10,873	91,941
Ball Corp.	1,290	57,728
Bemis Co., Inc.	850	28,441
Owens-Illinois, Inc.*	1,340	28,502
Rexam plc	7,905	55,549
Sealed Air Corp.	1,475	25,827

Toyo Seikan Kaisha Ltd.	1,365	$18,388

		306,376

Metals & Mining (1.0%)
Alcoa, Inc.	9,070	78,728
Allegheny Technologies, Inc.	855	25,958
Alumina Ltd.	21,988	21,262
Anglo American plc	12,529	399,945
Antofagasta plc	3,554	78,973
ArcelorMittal S.A.	8,439	146,088
BHP Billiton Ltd.	29,056	1,134,727
BHP Billiton plc	19,032	668,775
Boliden AB	2,465	46,852
Cliffs Natural Resources, Inc.	1,215	46,850
Daido Steel Co., Ltd.	2,000	10,039
Eurasian Natural Resources Corp.	2,320	11,162
Evraz plc	3,018	13,321
Fortescue Metals Group Ltd.	12,626	62,642
Freeport-McMoRan Copper & Gold, Inc.	8,100	277,020
Fresnillo plc	1,616	50,143
Glencore International plc	34,309	199,942
Hitachi Metals Ltd.	2,000	16,913
Iluka Resources Ltd.	3,773	36,563
JFE Holdings, Inc.	4,500	84,838
Kazakhmys plc	1,888	24,827
Kobe Steel Ltd.	22,000	28,092
Maruichi Steel Tube Ltd.	500	11,450
Mitsubishi Materials Corp.	10,000	34,085
Newcrest Mining Ltd.	6,894	160,954
Newmont Mining Corp.	4,235	196,673
Nippon Steel & Sumitomo Metal Corp.	68,145	167,622
Norsk Hydro ASA	8,389	42,736
Nucor Corp.	2,665	115,075
OZ Minerals Ltd.	2,735	19,474
Randgold Resources Ltd.	787	77,564
Rio Tinto Ltd.	3,927	273,335
Rio Tinto plc	12,079	703,873
Salzgitter AG	352	18,343
Sims Metal Management Ltd.	1,477	14,400
Sumitomo Metal Mining Co., Ltd.	5,000	70,557
ThyssenKrupp AG	3,477	81,696
Titanium Metals Corp.	615	10,154
Umicore S.A.	1,028	56,685
United States Steel Corp.	1,205	28,763
Vedanta Resources plc	958	18,724
Voestalpine AG	991	36,441
Xstrata plc	18,940	336,868
Yamato Kogyo Co., Ltd.	400	11,708

		5,950,840

Paper & Forest Products (0.1%)
International Paper Co.	3,645	145,217
MeadWestvaco Corp.	1,400	44,618
Nippon Paper Group, Inc.	900	12,511
Oji Holdings Corp.	7,000	24,173
Stora Enso Oyj, Class R	4,966	35,124
UPM-Kymmene Oyj	4,738	56,304

		317,947

Total Materials		13,658,440

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Telecommunication Services (1.4%)
Diversified Telecommunication Services (1.0%)
AT&T, Inc.	49,075	$1,654,318
Belgacom S.A.	1,371	40,412
Bezeq Israeli Telecommunication Corp., Ltd.	17,165	19,822
BT Group plc	70,947	267,434
CenturyLink, Inc.	5,259	205,732
Deutsche Telekom AG (Registered)	25,311	287,564
Elisa Oyj	1,279	28,581
France Telecom S.A.	16,709	187,117
Frontier Communications Corp.	8,420	36,038
HKT Trust/HKT Ltd.	20,237	19,858
Iliad S.A.	206	35,460
Inmarsat plc	4,040	38,999
Koninklijke (Royal) KPN N.V.	9,030	44,655
Nippon Telegraph & Telephone Corp.	3,959	166,303
PCCW Ltd.	36,000	15,857
Portugal Telecom SGPS S.A. (Registered)	5,655	28,288
Singapore Telecommunications Ltd.	71,000	192,915
Swisscom AG (Registered)	211	91,003
TDC A/S	4,461	31,614
Telecom Corp. of New Zealand Ltd.	16,731	31,641
Telecom Italia S.p.A.	84,628	76,497
Telecom Italia S.p.A. (RNC)	54,301	42,968
Telefonica S.A.	36,908	501,164
Telekom Austria AG	1,996	15,104
Telenet Group Holding N.V.	512	23,789
Telenor ASA	6,326	128,523
TeliaSonera AB	19,509	132,886
Telstra Corp., Ltd.	39,243	178,772
Verizon Communications, Inc.	24,195	1,046,918
Vivendi S.A.	11,725	264,043
Windstream Corp.	4,955	41,027
Ziggo N.V.	1,082	34,969

		5,910,271

Wireless Telecommunication Services (0.4%)
Crown Castle International Corp.*	2,470	178,235
KDDI Corp.	2,425	171,290
MetroPCS Communications, Inc.*	2,625	26,093
Millicom International Cellular S.A. (SDR)	570	49,542
NTT DOCOMO, Inc.	138	198,189
Softbank Corp.	8,000	292,734
Sprint Nextel Corp.*	25,485	144,500
StarHub Ltd.	4,924	15,376
Tele2 AB, Class B	2,864	51,942
Vodafone Group plc	443,102	1,114,342

		2,242,243

Total Telecommunication Services		8,152,514

Utilities (1.3%)
Electric Utilities (0.7%)
Acciona S.A.	233	$17,669
American Electric Power Co., Inc.	4,060	173,281
Cheung Kong Infrastructure Holdings Ltd.	4,000	24,572
Chubu Electric Power Co., Inc.	5,800	77,391
Chugoku Electric Power Co., Inc.	2,700	42,341
CLP Holdings Ltd.	16,500	138,555
Contact Energy Ltd.*	3,318	14,321
Duke Energy Corp.	5,979	381,460
EDF S.A.	2,166	40,596
Edison International	2,735	123,595
EDP - Energias de Portugal S.A.	17,197	51,692
Enel S.p.A.	59,313	246,765
Entergy Corp.	1,560	99,450
Exelon Corp.	7,190	213,831
FirstEnergy Corp.	3,520	146,995
Fortum Oyj	4,003	75,278
Hokkaido Electric Power Co., Inc.	1,700	20,643
Hokuriku Electric Power Co.	1,500	17,734
Iberdrola S.A.	35,956	200,504
Kansai Electric Power Co., Inc.	6,800	71,446
Kyushu Electric Power Co., Inc.	3,900	44,520
NextEra Energy, Inc.	3,630	251,160
Northeast Utilities	2,660	103,953
Pepco Holdings, Inc.	1,880	36,867
Pinnacle West Capital Corp.	910	46,392
Power Assets Holdings Ltd.	12,500	107,126
PPL Corp.	4,900	140,287
Red Electrica Corporacion S.A.	976	48,222
Shikoku Electric Power Co., Inc.	1,500	23,922
Southern Co.	7,425	317,864
SP AusNet	15,046	17,281
SSE plc	8,513	196,745
Terna Rete Elettrica Nazionale S.p.A.	11,773	47,148
Tohoku Electric Power Co., Inc.*	4,100	38,155
Tokyo Electric Power Co., Inc.*	13,000	31,158
Verbund AG	614	15,206
Xcel Energy, Inc.	4,060	108,443

		3,752,568

Gas Utilities (0.1%)
AGL Resources, Inc.	973	38,891
APA Group	7,455	43,032
Enagas S.A.	1,721	36,828
Gas Natural SDG S.A.	3,156	57,710
Hong Kong & China Gas Co., Ltd.	46,000	126,759
ONEOK, Inc.	1,750	74,812
Osaka Gas Co., Ltd.	17,000	61,748
Snam S.p.A.	15,236	70,848
Toho Gas Co., Ltd.	3,633	19,502
Tokyo Gas Co., Ltd.	22,000	100,583

		630,713

Independent Power Producers & Energy Traders (0.0%)
AES Corp.	5,200	55,640
Electric Power Development Co., Ltd.	1,100	26,076
Enel Green Power S.p.A.	15,769	29,492

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

NRG Energy, Inc.	1,890	$43,451

		154,659

Multi-Utilities (0.5%)
AGL Energy Ltd.	4,919	78,993
Ameren Corp.	2,060	63,283
CenterPoint Energy, Inc.	3,580	68,915
Centrica plc	46,827	254,383
CMS Energy Corp.	2,165	52,783
Consolidated Edison, Inc.	2,530	140,516
Dominion Resources, Inc.	4,840	250,712
DTE Energy Co.	1,500	90,075
E.ON SE	16,228	302,207
GDF Suez S.A.	11,508	237,110
Integrys Energy Group, Inc.	615	32,115
National Grid plc	32,782	375,499
NiSource, Inc.	2,365	58,865
PG&E Corp.	3,645	146,456
Public Service Enterprise Group, Inc.	4,295	131,427
RWE AG	4,410	182,057
RWE AG (Preference)	352	13,276
SCANA Corp.	1,070	48,835
Sempra Energy	1,900	134,786
Suez Environnement Co. S.A.	2,529	30,494
TECO Energy, Inc.	1,715	28,743
Veolia Environnement S.A.	3,058	37,277
Wisconsin Energy Corp.	1,890	69,646

		2,828,453

Water Utilities (0.0%)
Severn Trent plc	2,148	55,032
United Utilities Group plc	6,145	67,431

		122,463

Total Utilities		7,488,856

Total Common Stocks (36.5%) (Cost $198,208,079)		207,621,049

INVESTMENT COMPANY:
Exchange Traded Fund (ETF) (15.5%)
SPDR S&P 500 ETF (Cost $86,661,715)	617,055	87,942,679

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Government Securities (31.4%)
U.S. Government Agencies (3.0%)
Federal Home Loan Bank
1.875%, 6/21/13	$240,000	241,917
0.375%, 11/27/13	510,000	510,649
0.375%, 1/29/14	2,010,000	2,012,679
4.750%, 12/16/16	100,000	116,308
5.000%, 11/17/17	3,710,000	4,451,605
Federal Home Loan Mortgage Corp.
4.125%, 9/27/13	95,000	97,745
1.375%, 2/25/14	825,000	835,487
1.000%, 8/27/14	730,000	738,404
0.500%, 4/17/15	1,060,000	1,063,552
2.000%, 8/25/16	1,135,000	1,193,150
3.750%, 3/27/19	80,000	92,613

2.375%, 1/13/22	$738,000	$770,844
Federal National Mortgage Association
4.375%, 3/15/13	25,000	25,215
0.500%, 8/9/13	500,000	500,984
0.750%, 12/18/13	260,000	261,265
1.250%, 2/27/14	1,035,000	1,046,728
4.625%, 10/15/14	25,000	26,935
2.625%, 11/20/14	1,015,000	1,058,891
1.250%, 1/30/17	1,070,000	1,095,437
1.125%, 4/27/17	1,045,000	1,063,105

		17,203,513

U.S. Treasuries (28.4%)
U.S. Treasury Notes
0.625%, 1/31/13	575,000	575,251
0.625%, 2/28/13	660,000	660,584
0.750%, 3/31/13	290,000	290,462
0.625%, 4/30/13	1,485,000	1,487,593
3.500%, 5/31/13	280,000	283,888
1.125%, 6/15/13	325,000	326,469
0.375%, 6/30/13	770,000	770,963
0.750%, 8/15/13	395,000	396,471
0.125%, 9/30/13	495,000	494,865
0.500%, 10/15/13	2,135,000	2,140,471
0.250%, 11/30/13	610,000	610,357
2.000%, 11/30/13	829,100	842,751
0.125%, 12/31/13	245,000	244,847
1.000%, 1/15/14	1,162,100	1,171,814
0.250%, 1/31/14	1,095,000	1,095,684
1.250%, 2/15/14	640,000	647,425
0.250%, 2/28/14	1,785,000	1,785,976
1.250%, 3/15/14	1,022,000	1,034,703
0.750%, 6/15/14	2,645,000	2,665,509
2.625%, 6/30/14	740,000	766,415
2.625%, 7/31/14	3,300,000	3,424,098
0.500%, 8/15/14	1,095,000	1,099,791
4.250%, 8/15/14	470,000	500,442
2.375%, 8/31/14	3,285,000	3,401,220
0.250%, 9/15/14	3,195,000	3,195,749
2.375%, 9/30/14	1,625,000	1,685,271
0.500%, 10/15/14	5,615,000	5,640,443
2.375%, 10/31/14	2,025,000	2,102,970
0.375%, 11/15/14	5,345,000	5,357,548
2.125%, 11/30/14	4,305,000	4,457,693
0.250%, 12/15/14	2,695,000	2,695,000
2.625%, 12/31/14	3,295,000	3,450,457
2.250%, 1/31/15	2,700,000	2,810,594
0.250%, 2/15/15	5,575,000	5,572,431
4.000%, 2/15/15	950,000	1,024,530
2.375%, 2/28/15	1,665,000	1,739,951
2.500%, 4/30/15	1,510,600	1,587,546
1.250%, 8/31/15	2,865,000	2,934,499
1.250%, 9/30/15	1,940,000	1,988,424
1.375%, 11/30/15	450,000	463,236
2.125%, 12/31/15	756,000	795,519
2.000%, 1/31/16	2,250,000	2,361,287
2.125%, 2/29/16	705,000	743,395
1.500%, 6/30/16	2,275,000	2,358,126
3.250%, 7/31/16	340,000	373,628
1.000%, 8/31/16	1,310,000	1,334,992
3.000%, 8/31/16	990,000	1,080,338

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)

1.000%, 9/30/16	$4,255,000	$4,336,011
3.000%, 9/30/16	1,445,000	1,579,227
1.000%, 10/31/16	885,000	901,870
3.125%, 10/31/16	710,000	780,395
0.875%, 11/30/16	2,429,000	2,463,405
0.875%, 12/31/16	1,355,000	1,373,589
0.875%, 1/31/17	1,375,000	1,393,251
3.125%, 1/31/17	1,327,100	1,465,149
0.875%, 2/28/17	845,000	856,130
3.000%, 2/28/17	735,000	808,506
3.250%, 3/31/17	910,000	1,011,948
2.750%, 5/31/17	505,000	552,111
2.500%, 6/30/17	520,000	563,347
0.500%, 7/31/17	1,670,000	1,659,889
2.375%, 7/31/17	2,114,100	2,279,760
4.750%, 8/15/17	314,000	372,824
1.875%, 8/31/17	2,110,000	2,228,523
0.750%, 10/31/17	3,870,000	3,882,698
1.875%, 10/31/17	3,710,000	3,918,977
2.250%, 11/30/17	4,910,000	5,279,784
2.750%, 12/31/17	5,365,000	5,903,135
2.625%, 1/31/18	4,060,000	4,443,194
3.750%, 11/15/18	1,735,000	2,020,245
1.375%, 12/31/18	1,240,000	1,272,153
1.250%, 1/31/19	1,250,000	1,272,568
1.375%, 2/28/19	1,355,000	1,388,462
3.125%, 5/15/19	1,990,000	2,253,473
3.625%, 8/15/19	675,000	785,990
3.375%, 11/15/19	1,025,000	1,178,478
3.625%, 2/15/20	670,000	782,759
3.500%, 5/15/20	1,025,000	1,190,025
2.625%, 8/15/20	1,105,000	1,213,445
2.625%, 11/15/20	1,695,000	1,860,170
3.625%, 2/15/21	1,750,000	2,054,172
3.125%, 5/15/21	975,000	1,105,650
2.125%, 8/15/21	995,000	1,045,994
2.000%, 11/15/21	1,585,000	1,645,020
2.000%, 2/15/22	2,415,000	2,497,412
1.750%, 5/15/22	2,015,000	2,032,442
1.625%, 8/15/22	3,580,000	3,556,450

1.625%, 11/15/22	$1,370,000	$1,354,973

		161,035,280

Total Long-Term Debt Securities (31.4%) (Cost $177,279,990)		178,238,793

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Staples (0.0%)
Food & Staples Retailing (0.0%)
Olam International Ltd., expiring 1/21/13*†	2,817	—

Total Consumer Staples		—

Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Repsol S.A., expiring 1/10/13*	7,358	4,487

Total Energy		4,487

Total Rights (0.0%) (Cost $—)		4,487

Total Investments (83.4%) (Cost $462,149,784)		473,807,008
Other Assets Less Liabilities (16.6%)		94,569,510

Net Assets (100%)		$568,376,518

*	Non-income producing.
†	Securities (totaling $1,438 or 0.0% of net assets) at fair value by management.
(b)	Illiquid security.

Glossary:

CDI	— CHESS Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Notes	52	March-13	$6,921,236	$6,904,625	$(16,611)
E-Mini MSCI EAFE Index	291	March-13	23,559,620	23,575,365	15,745
Russell 2000 Mini Index	323	March-13	26,685,250	27,345,180	659,930
S&P 500 E-Mini Index	7	March-13	497,330	497,035	(295)
S&P MidCap 400 E-Mini Index	247	March-13	24,925,189	25,147,070	221,881
U.S. Ultra Bond	3	March-13	493,833	487,781	(6,052)

					$874,598

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

At December 31, 2012, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contract	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen vs. U.S. Dollar, expiring 3/15/13	Barclays Bank plc	182,192	$2,104,187	$2,166,515	$(62,328)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/15/13	Westpac Banking Corp.	8,915	$9,290,856	$9,209,483	$81,373
European Union Euro vs. U.S. Dollar, expiring 3/15/13	Bank of America	7,698	9,966,339	10,167,388	(201,049)
European Union Euro vs. U.S. Dollar, expiring 3/15/13	Deutsche Bank AG	569	744,534	751,526	(6,992)
European Union Euro vs. U.S. Dollar, expiring 3/15/13	HSBC Bank plc	686	888,294	906,057	(17,763)
Japanese Yen vs. U.S. Dollar, expiring 3/15/13	Barclays Bank plc	66,789	812,966	771,365	41,601
Japanese Yen vs. U.S. Dollar, expiring 3/15/13	Credit Suisse First Boston	528,937	6,436,401	6,108,842	327,559
Japanese Yen vs. U.S. Dollar, expiring 3/15/13	JPMorgan Chase Bank	46,812	540,450	540,645	(195)
Swiss Franc vs. U.S. Dollar, expiring 3/15/13	UBS AG	1,706	1,830,616	1,867,687	(37,071)

					$187,463

					$125,135

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$12,605,299	$10,532,842	$—	$23,138,141
Consumer Staples	11,457,731	11,442,371	—	22,900,102
Energy	11,934,389	7,596,965	—	19,531,354
Financials	16,883,395	24,440,760	—	41,324,155
Health Care	13,131,393	9,669,895	—	22,801,288
Industrials	10,982,646	12,624,732	1,438	23,608,816
Information Technology	20,705,850	4,311,533	—	25,017,383
Materials	3,913,898	9,744,542	—	13,658,440
Telecommunication Services	3,332,861	4,819,653	—	8,152,514
Utilities	3,673,529	3,815,327	—	7,488,856
Forward Currency Contracts	—	450,533	—	450,533
Futures	897,556	—	—	897,556

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Government Securities
U.S. Government Agencies	$—	$17,203,513	$—	$17,203,513
U.S. Treasuries	—	161,035,280	—	161,035,280
Investment Companies
Exchange Traded Funds (ETFs)	87,942,679	—	—	87,942,679
Rights
Consumer Staples	—	—	—	—
Energy	—	4,487	—	4,487

Total Assets	$197,461,226	$277,692,433	$1,438	$475,155,097

Liabilities:
Forward Currency Contracts	$—	$(325,398)	$—	$(325,398)
Futures	(22,958)	—	—	(22,958)

Total Liabilities	$(22,958)	$(325,398)	$—	$(348,356)

Total	$197,438,268	$277,367,035	$1,438	$474,806,741

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary	Investments in Common Stocks- Industrials†	Investments in Preferred Stocks- Consumer Discretionary		Investments in Rights–Consumer Staples††

Balance as of 12/31/11	$—	$—	$—		$—
Total gains or losses (realized/unrealized) included in earnings	3	1,438	—	#	—
Purchases	—	—	—		—
Sales	(3)	—	—	#	—
Issuances	—	—	—		—
Settlements	—	—	—		—
Transfers into Level 3	—	—	—		—
Transfers out of Level 3	—	—	—		—

Balance as of 12/31/12	$—	$1,438	$—		$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$—	$1,438	$—		$—

#	Transactions are less than $0.50.
†	Security received through a corporate action with $0 cost.
††	Security received through corporate action with $0 cost and market value.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Fair Values of Derivative Instruments as of December 31, 2012:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets -
	Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	450,533
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets -
	Unrealized appreciation	897,556	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total.		$1,348,089

	Liability Derivatives
Interest rate contracts	Payables, Net Assets-
	Unrealized depreciation	$(22,663	)*
Foreign exchange contracts	Payables	(325,398)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets-
	Unrealized depreciation	(295	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(348,356)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$151,140	$—	$—	$151,140
Foreign exchange contracts	—	—	189,652	—	189,652
Credit contracts	—	—	—	—	—
Equity contracts	—	1,406,796	—	—	1,406,796
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,557,936	$189,652	$—	$1,747,588

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$(27,375)	$—	$—	$(27,375)
Foreign exchange contracts	—	—	73,784	—	73,784
Credit contracts	—	—	—	—	—
Equity contracts	—	897,404	—	—	897,404
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$870,029	$73,784	$—	$943,813

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $23,641,000 and futures contracts with an average notional balance of approximately $26,802,000 during the year ended December 31, 2012.

^ This Portfolio held forward foreign currency contracts and futures as a substitute for investing in conventional securities and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$637,238,645
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$235,760,851

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$15,085,072
Aggregate gross unrealized depreciation	(3,724,691)

Net unrealized appreciation	$11,360,381

Federal income tax cost of investments	$462,446,627

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $462,149,784)	$473,807,008
Cash	90,360,147
Foreign cash (Cost $9,498)	9,540
Due from broker for futures variation margin	4,961,520
Receivable from Separate Accounts for Trust shares sold	2,315,641
Dividends, interest and other receivables	1,479,893
Unrealized appreciation on forward foreign currency contracts	450,533
Receivable for securities sold	16,648
Other assets	1,094

Total assets	573,402,024

LIABILITIES
Payable for securities purchased	4,018,120
Unrealized depreciation on forward foreign currency contracts	325,398
Investment management fees payable	323,698
Distribution fees payable - Class IB	114,505
Payable to Separate Accounts for Trust shares redeemed	108,800
Administrative fees payable	71,456
Trustees’ fees payable	83
Accrued expenses	63,446

Total liabilities	5,025,506

NET ASSETS	$568,376,518

Net assets were comprised of:
Paid in capital	$552,429,486
Accumulated undistributed net investment income (loss)	213,029
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	3,076,274
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	12,657,729

Net assets	$568,376,518

Class IB
Net asset value, offering and redemption price per share, $568,376,518 / 55,303,275 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.28

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $73,838 foreign withholding tax)	$4,836,117
Interest	734,538

Total income	5,570,655

EXPENSES
Investment management fees	2,232,560
Distribution fees - Class IB	744,187
Administrative fees	479,025
Custodian fees	76,500
Professional fees	53,454
Printing and mailing expenses	31,880
Trustees’ fees	5,939
Miscellaneous	6,846

Gross expenses	3,630,391
Less: Waiver from investment advisor	(57,942)

Net expenses	3,572,449

NET INVESTMENT INCOME (LOSS)	1,998,206

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	3,910,364
Futures	1,557,936
Foreign currency transactions	203,298

Net realized gain (loss)	5,671,598

Change in unrealized appreciation (depreciation) on:
Securities	11,646,856
Futures	870,029
Foreign currency translations	74,556

Net change in unrealized appreciation (depreciation)	12,591,441

NET REALIZED AND UNREALIZED GAIN (LOSS)	18,263,039

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,261,245

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	February 18, 2011* to December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,998,206	$240,569
Net realized gain (loss) on investments, futures and foreign currency transactions	5,671,598	7,416
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	12,591,441	66,288

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	20,261,245	314,273

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(2,248,331)	—
Distributions from net realized capital gains
Class IB	(2,395,123)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(4,643,454)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 49,886,252 and 6,905,481 shares, respectively ]	501,267,685	66,106,210
Capital shares issued in reinvestment of dividends and distributions [ 452,901 and 0 shares, respectively ]	4,643,454	—
Capital shares repurchased [ (1,906,789) and (34,570) shares, respectively ]	(19,242,555)	(330,340)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	486,668,584	65,775,870

TOTAL INCREASE (DECREASE) IN NET ASSETS	502,286,375	66,090,143
NET ASSETS:
Beginning of period	66,090,143	—

End of period (a)	$568,376,518	$66,090,143

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$213,029	$254,152

* The Portfolio commenced operations on February 18, 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2012	February 18, 2011* to December 31, 2011
Net asset value, beginning of period	$9.62	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.14 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.68	(0.52)†

Total from investment operations	0.75	(0.38)

Less distributions:
Dividends from net investment income	(0.04)	—
Distributions from net realized gains	(0.05)	—

Total dividends and distributions	(0.09)	—

Net asset value, end of period	$10.28	$9.62

Total return (b)	7.80%	(3.80)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$568,377	$66,090
Ratio of expenses to average net assets:
After waivers (a)(f)	1.20%	1.26%
Before waivers (a)(f).	1.22%	1.86%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.67%	1.67%
Before waivers (a)(f)	0.65%	1.08%
Portfolio turnover rate	96%	131%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	Since Incept.
Portfolio – Class IA Shares*	1.76%	(0.81)%
Portfolio – Class K Shares**	1.91	1.34
Bank of America Merrill Lynch 1-year U.S. Treasury Note Index	0.24	0.37
* Date of inception 10/25/10. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 1.76% for the year ended December 31, 2012. The Portfolio’s benchmark, the Bank of America Merrill Lynch 1-year U.S. Treasury Note Index, returned 0.24% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Exposure to investment grade corporate bonds added to performance for the year.

•	Exposure to agency bonds was positive for the portfolio as well.

What hurt performance during the year:

•	There were no significant detractors during the period.

Portfolio Positioning and Outlook

As of year-end 2012, there was a moderate level of risk in the portfolio, largely focused on a well-diversified exposure in investment-grade corporate debt. Despite the recent narrowing of spreads, corporate bonds remain fairly valued, in our view. Corporate (non-financial) fundamentals continue to exhibit mid- to late-cycle behavior in the U.S., where revenue growth is still positive but the rate of growth appears to be decelerating — primarily due to macroeconomics. We expect interest rates to remain low in an environment of moderate slow global growth and low inflation.

Portfolio Characteristics As of December 31, 2012
Weighted Average Life (Years)	1.2
Weighted Average Coupon (%)	2.54
Weighted Average Modified Duration (Years)*	1.01
Weighted Average Rating	AA
* Modified duration is a measure of the price senstivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of December 31, 2012	% of Net Assets
Government Securities	67.9%
Corporate Bonds	27.7
Cash and Other	4.4

Total	100.0%

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,007.90	$4.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.80	4.38
Class K
Actual	1,000.00	1,008.30	3.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.11	3.06

*   Expenses are equal to the Portfolio’s Class IA and Class K shares annualized expense ratios of 0.86% and 0.60%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (27.7%)
Consumer Discretionary (1.6%)
Auto Components (0.0%)
Johnson Controls, Inc.
5.000%, 3/30/20	$31,000	$35,232

Automobiles (0.1%)
Daimler Finance N.A. LLC
6.500%, 11/15/13	246,000	258,124

Hotels, Restaurants & Leisure (0.2%)
International Game Technology
7.500%, 6/15/19	23,000	27,326
Marriott International, Inc.
5.625%, 2/15/13	121,000	121,636
McDonald’s Corp.
4.300%, 3/1/13	92,000	92,602
5.350%, 3/1/18	127,000	152,808
3.500%, 7/15/20	17,000	18,834
Yum! Brands, Inc.
6.250%, 3/15/18	310,000	376,150

		789,356

Household Durables (0.0%)
Newell Rubbermaid, Inc.
4.700%, 8/15/20	38,000	42,107
Whirlpool Corp.
5.500%, 3/1/13	92,000	92,643
8.600%, 5/1/14	11,000	12,052

		146,802

Media (1.0%)
CBS Corp.
8.875%, 5/15/19	54,000	73,327
Comcast Corp.
5.300%, 1/15/14	154,000	161,356
5.900%, 3/15/16	559,000	640,519
5.700%, 7/1/19	61,000	74,433
COX Communications, Inc.
5.450%, 12/15/14	20,000	21,801
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
4.750%, 10/1/14	154,000	163,975
3.550%, 3/15/15	58,000	60,922
2.400%, 3/15/17	695,000	709,959
5.200%, 3/15/20	61,000	69,090
Discovery Communications LLC
5.050%, 6/1/20	150,000	174,287
NBCUniversal Media LLC
4.375%, 4/1/21	370,000	415,353
News America, Inc.
5.300%, 12/15/14	31,000	33,714
6.900%, 3/1/19	154,000	193,749
Omnicom Group, Inc.
6.250%, 7/15/19	77,000	94,323
Reed Elsevier Capital, Inc.
8.625%, 1/15/19	290,000	373,200
Thomson Reuters Corp.
6.500%, 7/15/18	122,000	151,813
4.700%, 10/15/19	31,000	34,977
Time Warner Cable, Inc.
7.500%, 4/1/14	77,000	83,399
5.850%, 5/1/17	$154,000	$182,043
8.250%, 4/1/19	154,000	206,488
5.000%, 2/1/20	57,000	66,693
4.125%, 2/15/21	405,000	449,492
Time Warner, Inc.
5.875%, 11/15/16	267,000	311,948
4.700%, 1/15/21	120,000	137,333
Viacom, Inc.
4.375%, 9/15/14	77,000	81,598
5.625%, 9/15/19	61,000	73,417
4.500%, 3/1/21	90,000	100,922
Walt Disney Co.
4.500%, 12/15/13	154,000	160,031
6.000%, 7/17/17	154,000	187,366

		5,487,528

Multiline Retail (0.1%)
Kohl’s Corp.
6.250%, 12/15/17	92,000	110,268
Nordstrom, Inc.
6.750%, 6/1/14	18,000	19,524
6.250%, 1/15/18	123,000	149,276
4.750%, 5/1/20	21,000	24,322
Target Corp.
5.125%, 1/15/13	184,000	184,299
3.875%, 7/15/20	135,000	152,460

		640,149

Specialty Retail (0.2%)
AutoZone, Inc.
5.750%, 1/15/15	77,000	84,234
Home Depot, Inc.
5.400%, 3/1/16	496,000	566,403
Lowe’s Cos., Inc.
5.400%, 10/15/16	105,000	121,974
4.625%, 4/15/20	61,000	70,921
Staples, Inc.
9.750%, 1/15/14	154,000	167,388
TJX Cos., Inc.
6.950%, 4/15/19	45,000	57,592

		1,068,512

Total Consumer Discretionary		8,425,703

Consumer Staples (2.3%)
Beverages (0.8%)
Anheuser-Busch Cos., Inc.
4.950%, 1/15/14	277,000	289,528
Anheuser-Busch InBev Worldwide, Inc.
4.125%, 1/15/15	100,000	106,786
1.375%, 7/15/17	555,000	558,905
5.375%, 1/15/20	466,000	568,311
Beam, Inc.
6.375%, 6/15/14	49,000	53,040
Bottling Group LLC
6.950%, 3/15/14	154,000	165,544
5.125%, 1/15/19	154,000	182,842
Coca-Cola Co.
1.500%, 11/15/15	395,000	404,127
Coca-Cola Refreshments USA, Inc.
7.375%, 3/3/14	154,000	166,088

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Diageo Capital plc
7.375%, 1/15/14	$154,000	$164,640
5.750%, 10/23/17	92,000	111,012
Diageo Finance B.V.
5.500%, 4/1/13	184,000	186,246
3.250%, 1/15/15	31,000	32,557
Dr. Pepper Snapple Group, Inc.
2.900%, 1/15/16	345,000	364,409
PepsiCo, Inc.
4.650%, 2/15/13	250,000	251,254
3.100%, 1/15/15	77,000	80,796
5.000%, 6/1/18	92,000	109,129
4.500%, 1/15/20	252,000	290,889

		4,086,103

Food & Staples Retailing (0.4%)
Costco Wholesale Corp.
5.500%, 3/15/17	92,000	108,527
CVS Caremark Corp.
3.250%, 5/18/15	46,000	48,667
6.125%, 8/15/16	89,000	104,979
5.750%, 6/1/17	92,000	109,784
4.750%, 5/18/20	46,000	53,617
Kroger Co.
3.900%, 10/1/15	61,000	65,686
6.150%, 1/15/20	304,000	370,201
Safeway, Inc.
6.350%, 8/15/17	92,000	104,484
5.000%, 8/15/19	154,000	165,531
Sysco Corp.
5.250%, 2/12/18	61,000	72,610
Walgreen Co.
4.875%, 8/1/13	92,000	94,238
Wal-Mart Stores, Inc.
4.550%, 5/1/13	224,000	227,207
1.500%, 10/25/15	130,000	133,497
5.800%, 2/15/18	547,000	669,043

		2,328,071

Food Products (0.5%)
Bunge Ltd. Finance Corp.
5.875%, 5/15/13	75,000	76,323
Campbell Soup Co.
3.375%, 8/15/14	61,000	63,749
3.050%, 7/15/17	31,000	33,499
4.500%, 2/15/19	61,000	70,540
General Mills, Inc.
5.250%, 8/15/13	200,000	205,765
5.650%, 2/15/19	199,000	244,130
H.J. Heinz Co.
5.350%, 7/15/13	154,000	157,987
Ingredion, Inc.
3.200%, 11/1/15	31,000	32,496
4.625%, 11/1/20	31,000	34,730
Kellogg Co.
4.250%, 3/6/13	92,000	92,615
4.450%, 5/30/16	230,000	253,814
Kraft Foods Group, Inc.
2.250%, 6/5/17§	490,000	505,844
5.375%, 2/10/20§	129,000	156,148
Mead Johnson Nutrition Co.
3.500%, 11/1/14	$31,000	$32,328
4.900%, 11/1/19	46,000	52,823
Mondelez International, Inc.
4.125%, 2/9/16	176,000	191,747
6.125%, 2/1/18	246,000	299,282
5.375%, 2/10/20	118,000	142,919

		2,646,739

Household Products (0.3%)
Clorox Co.
5.000%, 3/1/13	154,000	155,057
3.550%, 11/1/15	31,000	32,956
Colgate-Palmolive Co.
3.150%, 8/5/15	18,000	19,196
Kimberly-Clark Corp.
6.125%, 8/1/17	407,000	498,384
Procter & Gamble Co.
1.800%, 11/15/15	485,000	500,867
4.850%, 12/15/15	92,000	103,131

		1,309,591

Tobacco (0.3%)
Altria Group, Inc.
9.700%, 11/10/18	154,000	215,013
9.250%, 8/6/19	307,000	426,603
Lorillard Tobacco Co.
8.125%, 6/23/19	48,000	61,247
6.875%, 5/1/20	46,000	55,901
Philip Morris International, Inc.
4.875%, 5/16/13	419,000	425,946
5.650%, 5/16/18	92,000	111,651
4.500%, 3/26/20	120,000	140,047
Reynolds American, Inc.
7.625%, 6/1/16	325,000	390,811

		1,827,219

Total Consumer Staples		12,197,723

Energy (2.1%)
Energy Equipment & Services (0.1%)
Diamond Offshore Drilling, Inc.
5.875%, 5/1/19	20,000	24,674
Halliburton Co.
6.150%, 9/15/19	77,000	97,839
Rowan Cos., Inc.
7.875%, 8/1/19	40,000	49,811
Transocean, Inc.
4.950%, 11/15/15	77,000	84,355
6.000%, 3/15/18	31,000	36,496
6.500%, 11/15/20	61,000	74,156
Weatherford International Ltd.
6.000%, 3/15/18	92,000	105,413

		472,744

Oil, Gas & Consumable Fuels (2.0%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	254,000	290,731
Apache Corp.
5.250%, 4/15/13	31,000	31,423
3.625%, 2/1/21	105,000	115,298

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Buckeye Partners LP
5.500%, 8/15/19	$46,000	$50,410
Canadian Natural Resources Ltd.
5.700%, 5/15/17	304,000	358,658
Cenovus Energy, Inc.
4.500%, 9/15/14	154,000	163,116
5.700%, 10/15/19	92,000	111,699
Chevron Corp.
4.950%, 3/3/19	189,000	224,554
ConocoPhillips
5.750%, 2/1/19	335,000	411,463
6.000%, 1/15/20	154,000	195,863
Devon Energy Corp.
1.875%, 5/15/17	500,000	508,813
Enbridge Energy Partners LP
5.200%, 3/15/20	9,000	10,331
EnCana Corp.
5.900%, 12/1/17	31,000	37,224
6.500%, 5/15/19	192,000	237,549
Energy Transfer Partners LP
6.700%, 7/1/18	215,000	260,930
9.700%, 3/15/19	69,000	93,168
Enterprise Products Operating LLC
9.750%, 1/31/14	154,000	168,696
5.600%, 10/15/14	240,000	259,638
6.300%, 9/15/17	154,000	186,519
EOG Resources, Inc. 6.875%, 10/1/18	31,000	39,588
5.625%, 6/1/19	38,000	46,750
4.100%, 2/1/21	155,000	177,361
EQT Corp. 8.125%, 6/1/19	38,000	47,045
Hess Corp. 8.125%, 2/15/19	230,000	302,977
Husky Energy, Inc. 5.900%, 6/15/14	32,000	34,255
Kinder Morgan Energy Partners LP
9.000%, 2/1/19	307,000	414,581
6.850%, 2/15/20	9,000	11,327
5.300%, 9/15/20	23,000	26,752
Magellan Midstream Partners LP 6.550%, 7/15/19	38,000	46,974
4.250%, 2/1/21	31,000	34,436
Marathon Oil Corp. 5.900%, 3/15/18	71,000	85,736
Marathon Petroleum Corp. 3.500%, 3/1/16	100,000	107,546
Nabors Industries, Inc. 9.250%, 1/15/19	274,000	361,759
Nexen, Inc. 6.200%, 7/30/19	25,000	30,580
Occidental Petroleum Corp. 4.125%, 6/1/16	77,000	85,467
1.750%, 2/15/17	495,000	507,892
ONEOK Partners LP 8.625%, 3/1/19	154,000	205,180
Petrobras International Finance Co.
3.875%, 1/27/16	95,000	100,211
5.875%, 3/1/18	92,000	105,164
7.875%, 3/15/19	92,000	115,308
5.750%, 1/20/20	307,000	349,400
5.375%, 1/27/21	90,000	101,365
Petro-Canada, Inc. 9.250%, 10/15/21	$92,000	$132,593
Phillips 66 2.950%, 5/1/17§	480,000	502,314
Plains All American Pipeline LP/Plains All American Finance Corp.
6.500%, 5/1/18	154,000	191,491
8.750%, 5/1/19	46,000	63,125
Shell International Finance B.V. 4.000%, 3/21/14	154,000	160,723
3.250%, 9/22/15	120,000	128,715
4.300%, 9/22/19	215,000	249,166
4.375%, 3/25/20	96,000	111,656
Spectra Energy Capital LLC 6.200%, 4/15/18	154,000	186,987
Statoil ASA 3.875%, 4/15/14	77,000	80,300
5.250%, 4/15/19	212,000	255,292
Talisman Energy, Inc. 7.750%, 6/1/19	28,000	36,247
Total Capital S.A. 2.300%, 3/15/16	330,000	343,972
TransCanada PipeLines Ltd. 7.125%, 1/15/19	192,000	243,924
3.800%, 10/1/20	275,000	306,045
Valero Energy Corp. 4.750%, 6/15/13	31,000	31,575
4.500%, 2/1/15	14,000	14,966
9.375%, 3/15/19	46,000	63,299
6.125%, 2/1/20	20,000	24,303
Williams Partners LP 3.800%, 2/15/15	31,000	32,742
5.250%, 3/15/20	179,000	206,678

		10,419,850

Total Energy		10,892,594

Financials (12.8%)
Capital Markets (2.0%)
Ameriprise Financial, Inc. 7.300%, 6/28/19	14,000	18,107
5.300%, 3/15/20	325,000	386,018
Bank of New York Mellon Corp. 5.125%, 8/27/13	270,000	278,554
4.300%, 5/15/14	45,000	47,403
5.450%, 5/15/19	200,000	237,933
Bear Stearns Cos. LLC 5.700%, 11/15/14	92,000	99,957
6.400%, 10/2/17	154,000	185,507
BlackRock, Inc. 3.500%, 12/10/14	77,000	81,210
5.000%, 12/10/19	77,000	92,167
Deutsche Bank AG/London 2.375%, 1/11/13	249,000	249,100
4.875%, 5/20/13	184,000	187,018
3.450%, 3/30/15	154,000	162,450
3.250%, 1/11/16	145,000	153,574
Goldman Sachs Group, Inc. 5.250%, 10/15/13	564,000	583,668
5.150%, 1/15/14	154,000	160,823
3.625%, 2/7/16	1,860,000	1,970,759
5.950%, 1/18/18	399,000	467,090

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
7.500%, 2/15/19	$154,000	$193,628
5.375%, 3/15/20	595,000	679,756
Jefferies Group, Inc. 8.500%, 7/15/19	154,000	184,623
Merrill Lynch & Co., Inc. 6.875%, 4/25/18	1,001,000	1,216,215
Morgan Stanley 4.750%, 4/1/14	307,000	317,692
6.000%, 4/28/15	250,000	272,725
5.375%, 10/15/15	154,000	167,490
5.450%, 1/9/17	539,000	596,511
5.950%, 12/28/17	184,000	209,087
5.625%, 9/23/19	461,000	520,618
5.750%, 1/25/21	645,000	737,255
Nomura Holdings, Inc. 5.000%, 3/4/15	78,000	82,657
6.700%, 3/4/20	87,000	101,852
Northern Trust Corp. 4.625%, 5/1/14	20,000	21,071
Raymond James Financial, Inc. 8.600%, 8/15/19	61,000	76,618

		10,739,136

Commercial Banks (4.6%)
Bank of Montreal 2.500%, 1/11/17	530,000	555,380
Bank of Nova Scotia 3.400%, 1/22/15	802,000	846,099
Barclays Bank plc 5.000%, 9/22/16	1,207,000	1,352,897
BB&T Corp. 3.375%, 9/25/13	92,000	93,969
3.950%, 4/29/16	46,000	50,176
4.900%, 6/30/17	307,000	347,068
BNP Paribas S.A. 3.600%, 2/23/16	465,000	493,056
Canadian Imperial Bank of Commerce
1.450%, 9/13/13	92,000	92,692
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.375%, 1/19/17	800,000	857,719
Credit Suisse AG/New York 5.000%, 5/15/13	234,000	237,931
5.500%, 5/1/14	154,000	163,431
6.000%, 2/15/18	184,000	209,595
5.300%, 8/13/19	109,000	129,435
5.400%, 1/14/20	302,000	337,424
Fifth Third Bancorp 6.250%, 5/1/13	154,000	156,896
3.625%, 1/25/16	475,000	508,096
HSBC Bank USA/New York 4.625%, 4/1/14	184,000	192,333
KeyCorp 6.500%, 5/14/13	77,000	78,784
KfW 4.000%, 10/15/13	338,000	347,424
3.500%, 3/10/14	614,000	636,156
4.125%, 10/15/14	2,902,000	3,086,867
Landwirtschaftliche Rentenbank 3.250%, 3/15/13	285,000	286,693
4.125%, 7/15/13	2,949,000	3,008,541
5.125%, 2/1/17	154,000	180,399
Oesterreichische Kontrollbank AG 5.000%, 4/25/17	$2,854,000	$3,298,705
PNC Funding Corp. 5.625%, 2/1/17	510,000	587,525
5.125%, 2/8/20	31,000	36,835
Royal Bank of Canada 2.100%, 7/29/13	61,000	61,609
2.625%, 12/15/15	380,000	400,728
Royal Bank of Scotland Group plc 6.400%, 10/21/19	135,000	158,727
SunTrust Banks, Inc./Georgia 7.250%, 3/15/18	154,000	189,172
U.S. Bancorp 2.000%, 6/14/13	455,000	458,332
4.200%, 5/15/14	77,000	80,882
2.450%, 7/27/15	465,000	485,175
UBS AG/Connecticut 2.250%, 8/12/13	250,000	252,360
5.875%, 7/15/16	170,000	187,249
5.875%, 12/20/17	307,000	364,306
4.875%, 8/4/20	250,000	289,536
Wachovia Corp. 5.500%, 5/1/13	154,000	156,591
5.250%, 8/1/14	307,000	326,894
5.750%, 2/1/18	344,000	413,879
Wells Fargo & Co. 3.750%, 10/1/14	246,000	259,254
3.676%, 6/15/16(e)	711,000	768,116
5.625%, 12/11/17	307,000	366,325
Westpac Banking Corp. 3.000%, 8/4/15	35,000	36,956
4.875%, 11/19/19	522,000	609,051

		24,037,268

Consumer Finance (1.8%)
American Express Co. 7.250%, 5/20/14	77,000	83,776
5.500%, 9/12/16	706,000	813,449
6.150%, 8/28/17	246,000	298,100
Capital One Financial Corp. 7.375%, 5/23/14	154,000	167,660
6.150%, 9/1/16	31,000	35,621
6.750%, 9/15/17	779,000	950,606
Caterpillar Financial Services Corp. 2.000%, 4/5/13	31,000	31,131
4.900%, 8/15/13	92,000	94,512
1.250%, 11/6/17	510,000	510,170
7.150%, 2/15/19	490,000	639,588
Discover Financial Services 10.250%, 7/15/19	80,000	103,200
Ford Motor Credit Co. LLC 3.000%, 6/12/17	1,320,000	1,353,317
HSBC Finance Corp. 5.500%, 1/19/16	195,000	217,978
6.676%, 1/15/21	376,000	449,579
HSBC USA, Inc. 2.375%, 2/13/15	950,000	977,113
John Deere Capital Corp. 5.100%, 1/15/13	265,000	265,414
1.200%, 10/10/17	660,000	657,917
SLM Corp. 5.000%, 10/1/13	307,000	314,460

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
6.250%, 1/25/16	$410,000	$441,775
8.450%, 6/15/18	31,000	35,960
Toyota Motor Credit Corp. 1.375%, 8/12/13	232,000	233,300
2.800%, 1/11/16	230,000	243,636
4.250%, 1/11/21	230,000	263,667

		9,181,929

Diversified Financial Services (2.9%)
Allstate Life Global Funding Trusts
5.375%, 4/30/13	184,000	187,007
AngloGold Ashanti Holdings plc 5.375%, 4/15/20	17,000	17,467
Bank of America Corp. 6.500%, 8/1/16	215,000	249,925
5.625%, 10/14/16	399,000	450,333
5.420%, 3/15/17	1,000,000	1,097,895
5.650%, 5/1/18	461,000	535,972
7.625%, 6/1/19	614,000	787,127
5.625%, 7/1/20	200,000	236,241
BP Capital Markets plc 3.625%, 5/8/14	61,000	63,528
3.875%, 3/10/15	107,000	114,372
3.125%, 10/1/15	115,000	122,248
4.500%, 10/1/20	610,000	700,078
Citigroup, Inc. 6.500%, 8/19/13	154,000	159,475
5.500%, 10/15/14	369,000	396,426
4.750%, 5/19/15	1,125,000	1,211,776
6.125%, 11/21/17	230,000	273,492
6.125%, 5/15/18	315,000	376,090
8.500%, 5/22/19	154,000	206,934
5.375%, 8/9/20	130,000	153,279
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16	106,000	123,932
Credit Suisse USA, Inc. 5.375%, 3/2/16	85,000	95,676
General Electric Capital Corp. 5.625%, 5/1/18	768,000	915,268
5.550%, 5/4/20	655,000	784,448
4.625%, 1/7/21	805,000	916,275
JPMorgan Chase & Co. 4.650%, 6/1/14	77,000	81,293
5.125%, 9/15/14	307,000	326,184
3.700%, 1/20/15	369,000	389,707
2.600%, 1/15/16	750,000	781,597
2.000%, 8/15/17	1,000,000	1,016,372
6.300%, 4/23/19	307,000	381,967
4.950%, 3/25/20	415,000	481,660
4.400%, 7/22/20	31,000	35,045
4.250%, 10/15/20	560,000	620,445
NASDAQ OMX Group, Inc. 4.000%, 1/15/15	77,000	80,560
5.550%, 1/15/20	31,000	33,906
National Rural Utilities Cooperative Finance Corp.
5.500%, 7/1/13	135,000	138,341
3.050%, 3/1/16	90,000	95,999
5.450%, 2/1/18	31,000	37,231
ORIX Corp. 4.710%, 4/27/15	51,000	54,613
Private Export Funding Corp. 4.950%, 11/15/15	$31,000	$34,952
4.300%, 12/15/21	31,000	37,129
TECO Finance, Inc. 4.000%, 3/15/16	26,000	27,648
5.150%, 3/15/20	20,000	23,462
Unilever Capital Corp. 4.800%, 2/15/19	154,000	181,792

		15,035,167

Insurance (1.0%)
ACE INA Holdings, Inc. 2.600%, 11/23/15	100,000	104,542
5.900%, 6/15/19	15,000	18,593
Aflac, Inc. 3.450%, 8/15/15	31,000	33,085
8.500%, 5/15/19	46,000	62,007
Allied World Assurance Co. Holdings Ltd./Bermuda
7.500%, 8/1/16	307,000	362,930
Allstate Corp. 6.200%, 5/16/14	77,000	82,961
American Financial Group, Inc./Ohio
9.875%, 6/15/19	31,000	40,426
American International Group, Inc.
5.050%, 10/1/15	246,000	270,421
5.850%, 1/16/18	334,000	394,737
8.250%, 8/15/18	276,000	362,611
Berkshire Hathaway Finance Corp. 2.450%, 12/15/15	125,000	130,732
5.400%, 5/15/18	508,000	608,478
Chubb Corp. 5.750%, 5/15/18	184,000	226,128
CNA Financial Corp. 7.350%, 11/15/19	14,000	17,434
5.875%, 8/15/20	92,000	108,669
Genworth Financial, Inc. 6.515%, 5/22/18	396,000	429,506
Hartford Financial Services Group, Inc.
5.500%, 3/30/20	145,000	168,888
Lincoln National Corp. 8.750%, 7/1/19	320,000	427,247
6.250%, 2/15/20	15,000	17,947
Markel Corp. 7.125%, 9/30/19	61,000	73,152
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14	184,000	196,588
MetLife, Inc. 7.717%, 2/15/19	307,000	403,669
4.750%, 2/8/21	175,000	203,321
PartnerReinsurance Finance B LLC
5.500%, 6/1/20	46,000	51,304
Principal Life Income Funding Trusts
5.300%, 4/24/13	92,000	93,378
Prudential Financial, Inc. 2.750%, 1/14/13	31,000	31,019
5.100%, 9/20/14	92,000	98,500
3.875%, 1/14/15	41,000	43,367
6.200%, 1/15/15	9,000	9,940
6.000%, 12/1/17	128,000	153,697
7.375%, 6/15/19	170,000	216,905

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Reinsurance Group of America, Inc.
6.450%, 11/15/19	$31,000	$36,872

		5,479,054

Real Estate Investment Trusts (REITs) (0.5%)
American Tower Corp. 4.625%, 4/1/15	23,000	24,506
4.500%, 1/15/18	95,000	104,182
5.050%, 9/1/20	61,000	68,661
AvalonBay Communities, Inc. 5.700%, 3/15/17	61,000	71,290
6.100%, 3/15/20	61,000	74,892
Boston Properties LP 4.125%, 5/15/21	190,000	206,281
Digital Realty Trust LP 4.500%, 7/15/15	61,000	64,959
Duke Realty LP 5.950%, 2/15/17	28,000	32,027
EPR Properties 7.750%, 7/15/20	31,000	36,038
ERP Operating LP 5.125%, 3/15/16	384,000	429,187
HCP, Inc. 5.650%, 12/15/13	92,000	96,046
3.750%, 2/1/16	95,000	100,840
6.000%, 1/30/17	100,000	115,481
Health Care REIT, Inc. 6.200%, 6/1/16	135,000	154,640
Healthcare Realty Trust, Inc. 5.125%, 4/1/14	95,000	98,958
6.500%, 1/17/17	31,000	35,536
Hospitality Properties Trust 7.875%, 8/15/14	77,000	82,239
Kimco Realty Corp. 6.875%, 10/1/19	61,000	75,726
Liberty Property LP 4.750%, 10/1/20	61,000	66,799
Mack-Cali Realty LP 7.750%, 8/15/19	61,000	75,922
Simon Property Group LP 4.200%, 2/1/15	28,000	29,771
5.250%, 12/1/16	172,000	196,675
5.650%, 2/1/20	77,000	92,830
4.375%, 3/1/21	180,000	202,708

		2,536,194

Real Estate Management & Development (0.0%)
ProLogis LP 7.625%, 8/15/14	54,000	58,997
6.250%, 3/15/17	23,000	26,401
6.875%, 3/15/20	3,000	3,629

		89,027

Total Financials		67,097,775

Health Care (1.9%)
Biotechnology (0.2%)
Amgen, Inc. 4.850%, 11/18/14	92,000	99,204
2.125%, 5/15/17	740,000	768,211
5.700%, 2/1/19	92,000	111,482
4.500%, 3/15/20	15,000	17,177

		996,074

Health Care Equipment & Supplies (0.3%)
Baxter International, Inc. 1.800%, 3/15/13	$12,000	$12,035
4.625%, 3/15/15	92,000	100,027
4.250%, 3/15/20	31,000	35,431
Covidien International Finance S.A.
1.875%, 6/15/13	61,000	61,406
6.000%, 10/15/17	184,000	223,346
Medtronic, Inc. 3.000%, 3/15/15	615,000	645,895
St. Jude Medical, Inc. 2.500%, 1/15/16	355,000	368,580
Stryker Corp. 3.000%, 1/15/15	31,000	32,530
4.375%, 1/15/20	31,000	34,989

		1,514,239

Health Care Providers & Services (0.3%)
Aetna, Inc. 6.000%, 6/15/16	92,000	106,925
Cigna Corp. 5.125%, 6/15/20	40,000	45,932
Express Scripts Holding Co. 6.250%, 6/15/14	307,000	330,455
McKesson Corp. 6.500%, 2/15/14	154,000	163,988
Medco Health Solutions, Inc. 7.125%, 3/15/18	31,000	38,635
4.125%, 9/15/20	110,000	120,466
Quest Diagnostics, Inc. 4.750%, 1/30/20	28,000	30,978
UnitedHealth Group, Inc. 6.000%, 2/15/18	154,000	188,425
WellPoint, Inc. 6.000%, 2/15/14	154,000	163,007
7.000%, 2/15/19	307,000	382,985

		1,571,796

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc. 5.000%, 7/15/20	90,000	103,210
Life Technologies Corp. 5.000%, 1/15/21	70,000	79,150
Thermo Fisher Scientific, Inc. 2.250%, 8/15/16	640,000	663,713

		846,073

Pharmaceuticals (0.9%)
AbbVie, Inc. 1.750%, 11/6/17§	1,155,000	1,171,367
Bristol-Myers Squibb Co. 5.450%, 5/1/18	92,000	111,556
Eli Lilly and Co. 5.200%, 3/15/17	331,000	386,181
GlaxoSmithKline Capital, Inc. 4.850%, 5/15/13	321,000	326,360
5.650%, 5/15/18	304,000	369,882
Hospira, Inc. 6.400%, 5/15/15	14,000	15,636
Johnson & Johnson 5.150%, 7/15/18	457,000	554,291

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Merck & Co., Inc. 5.300%, 12/1/13	$250,000	$261,162
4.000%, 6/30/15	61,000	66,118
6.000%, 9/15/17	92,000	112,486
3.875%, 1/15/21	125,000	139,669
Novartis Capital Corp. 4.400%, 4/24/20	110,000	128,223
Novartis Securities Investment Ltd. 5.125%, 2/10/19	246,000	293,691
Pfizer, Inc. 4.500%, 2/15/14	154,000	160,833
5.350%, 3/15/15	154,000	169,658
6.200%, 3/15/19	136,000	171,725
Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC
3.000%, 6/15/15	346,000	364,968
Watson Pharmaceuticals, Inc. 5.000%, 8/15/14	64,000	68,100
6.125%, 8/15/19	52,000	63,264

		4,935,170

Total Health Care		9,863,352

Industrials (1.5%)
Aerospace & Defense (0.4%)
Boeing Co. 5.125%, 2/15/13	195,000	196,051
3.500%, 2/15/15	215,000	227,548
Goodrich Corp. 4.875%, 3/1/20	31,000	36,572
Honeywell International, Inc. 4.250%, 3/1/13	246,000	247,550
5.000%, 2/15/19	154,000	182,885
Lockheed Martin Corp. 4.250%, 11/15/19	107,000	121,036
Northrop Grumman Corp. 3.700%, 8/1/14	46,000	48,143
5.050%, 8/1/19	26,000	30,346
Raytheon Co. 6.400%, 12/15/18	92,000	115,383
4.400%, 2/15/20	31,000	35,573
Rockwell Collins, Inc.
5.250%, 7/15/19	15,000	17,904
United Technologies Corp. 1.800%, 6/1/17	645,000	660,232
5.375%, 12/15/17	92,000	109,164
6.125%, 2/1/19	154,000	191,710

		2,220,097

Air Freight & Logistics (0.1%)
FedEx Corp. 8.000%, 1/15/19	154,000	202,501
United Parcel Service, Inc.
4.500%, 1/15/13	187,000	187,261
3.125%, 1/15/21	95,000	102,140

		491,902

Airlines (0.0%)
Continental Airlines, Inc. 9.000%, 7/8/16	66,023	76,091
Delta Air Lines, Inc. 7.750%, 12/17/19	70,559	80,438

		156,529

Building Products (0.1%)
CRH America, Inc.
6.000%, 9/30/16	$307,000	$345,983
8.125%, 7/15/18	31,000	37,433

		383,416

Commercial Services & Supplies (0.2%)
Avery Dennison Corp. 5.375%, 4/15/20	31,000	33,517
Dartmouth College 4.750%, 6/1/19	15,000	17,652
Johns Hopkins University 5.250%, 7/1/19	69,000	82,471
Pitney Bowes, Inc.
4.750%, 1/15/16	461,000	474,830
5.750%, 9/15/17	71,000	75,615
Republic Services, Inc. 5.500%, 9/15/19	96,000	113,686
Vanderbilt University 5.250%, 4/1/19	77,000	91,537
Waste Management, Inc.
5.000%, 3/15/14	31,000	32,592
6.100%, 3/15/18	154,000	185,480
Yale University 2.900%, 10/15/14	77,000	80,273

		1,187,653

Electrical Equipment (0.1%)
Eaton Corp. plc 6.950%, 3/20/19	285,000	359,188
Emerson Electric Co.
4.125%, 4/15/15	31,000	33,406
4.875%, 10/15/19	230,000	273,269

		665,863

Industrial Conglomerates (0.3%)
3M Co. 4.375%, 8/15/13	31,000	31,776
Danaher Corp. 5.625%, 1/15/18	154,000	185,246
General Electric Co. 5.250%, 12/6/17	665,000	781,539
Ingersoll-Rand Global Holding Co., Ltd. 6.875%, 8/15/18	154,000	187,668
Tyco International Finance S.A.
3.375%, 10/15/15	31,000	32,916
8.500%, 1/15/19	92,000	121,721

		1,340,866

Machinery (0.0%)
Harsco Corp. 2.700%, 10/15/15	31,000	31,288
Snap-on, Inc. 6.125%, 9/1/21	61,000	75,201

		106,489

Professional Services (0.0%)
Equifax, Inc. 4.450%, 12/1/14	31,000	32,725

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Road & Rail (0.3%)
Burlington Northern Santa Fe LLC
5.750%, 3/15/18	$154,000	$186,109
4.700%, 10/1/19	100,000	115,427
Canadian National Railway Co. 5.550%, 3/1/19	154,000	187,416
Canadian Pacific Railway Co. 7.250%, 5/15/19	20,000	24,805
CSX Corp.
6.250%, 4/1/15	126,000	140,976
7.375%, 2/1/19	117,000	148,693
JB Hunt Transport Services, Inc. 3.375%, 9/15/15	31,000	32,155
Norfolk Southern Corp.
7.700%, 5/15/17	61,000	76,965
5.750%, 4/1/18	154,000	183,807
5.900%, 6/15/19	20,000	24,365
Ryder System, Inc. 3.600%, 3/1/16	61,000	64,389
Union Pacific Corp.
6.125%, 2/15/20	79,000	98,928
4.000%, 2/1/21	90,000	101,249

		1,385,284

Total Industrials		7,970,824

Information Technology (1.2%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
5.500%, 2/22/16	301,000	344,488
4.950%, 2/15/19	169,000	200,966
Motorola Solutions, Inc. 6.000%, 11/15/17	92,000	108,063

		653,517

Computers & Peripherals (0.2%)
Dell, Inc.
5.625%, 4/15/14	61,000	64,812
2.300%, 9/10/15	140,000	143,867
5.875%, 6/15/19	31,000	36,148
Hewlett-Packard Co.
4.500%, 3/1/13	184,000	185,028
6.125%, 3/1/14	286,000	301,184
4.750%, 6/2/14	92,000	95,910
3.750%, 12/1/20	345,000	333,242

		1,160,191

Electronic Equipment, Instruments & Components (0.0%)
Amphenol Corp. 4.750%, 11/15/14	31,000	33,061
Arrow Electronics, Inc. 6.000%, 4/1/20	46,000	51,905
Corning, Inc.
6.625%, 5/15/19	6,000	7,576
4.250%, 8/15/20	20,000	22,313

		114,855

IT Services (0.3%)
Fiserv, Inc. 3.125%, 10/1/15	380,000	398,558
International Business Machines Corp.
5.700%, 9/14/17	621,000	748,801
Western Union Co. 5.930%, 10/1/16	$310,000	$340,175

		1,487,534

Office Electronics (0.2%)
Xerox Corp.
8.250%, 5/15/14	29,000	31,638
4.250%, 2/15/15	77,000	80,924
6.350%, 5/15/18	92,000	106,362
5.625%, 12/15/19	406,000	458,748

		677,672

Semiconductors & Semiconductor Equipment (0.1%)
Analog Devices, Inc. 5.000%, 7/1/14	77,000	81,906
Maxim Integrated Products, Inc. 3.450%, 6/14/13	31,000	31,387
Texas Instruments, Inc. 2.375%, 5/16/16	485,000	507,239

		620,532

Software (0.3%)
Adobe Systems, Inc.
3.250%, 2/1/15	31,000	32,307
4.750%, 2/1/20	38,000	42,558
Microsoft Corp.
2.950%, 6/1/14	58,000	60,126
2.500%, 2/8/16	285,000	300,482
4.200%, 6/1/19	54,000	62,148
Oracle Corp.
5.250%, 1/15/16	343,000	389,376
1.200%, 10/15/17	560,000	561,279
5.750%, 4/15/18	91,000	110,505

		1,558,781

Total Information Technology		6,273,082

Materials (1.4%)
Chemicals (0.5%)
Air Products and Chemicals, Inc. 4.375%, 8/21/19	61,000	70,177
Airgas, Inc. 2.850%, 10/1/13	31,000	31,467
Cabot Corp. 5.000%, 10/1/16	61,000	70,417
Dow Chemical Co. 8.550%, 5/15/19	490,000	660,126
E.I. du Pont de Nemours & Co.
5.000%, 7/15/13	207,000	212,087
3.250%, 1/15/15	77,000	80,949
5.250%, 12/15/16	201,000	232,902
4.625%, 1/15/20	31,000	36,447
Ecolab, Inc. 3.000%, 12/8/16	480,000	510,691
Monsanto Co. 5.125%, 4/15/18	31,000	36,706
Potash Corp. of Saskatchewan, Inc.
5.250%, 5/15/14	25,000	26,563
3.750%, 9/30/15	25,000	26,976
6.500%, 5/15/19	20,000	25,120
4.875%, 3/30/20	96,000	110,892

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
PPG Industries, Inc. 3.600%, 11/15/20	$110,000	$118,138
Praxair, Inc.
2.125%, 6/14/13	31,000	31,260
4.625%, 3/30/15	154,000	167,782
Rohm & Haas Co. 5.600%, 3/15/13	246,000	248,286
Sherwin-Williams Co. 3.125%, 12/15/14	77,000	80,558
Valspar Corp. 7.250%, 6/15/19	61,000	75,001

		2,852,545

Containers & Packaging (0.0%)
Bemis Co., Inc.
5.650%, 8/1/14	17,000	18,185
6.800%, 8/1/19	14,000	16,833

		35,018

Metals & Mining (0.8%)
Alcoa, Inc. 6.750%, 7/15/18	307,000	351,371
Allegheny Technologies, Inc. 9.375%, 6/1/19	46,000	58,822
Barrick Gold Corp. 6.950%, 4/1/19	302,000	376,051
BHP Billiton Finance USA Ltd.
4.800%, 4/15/13	212,000	214,660
5.500%, 4/1/14	154,000	163,571
5.250%, 12/15/15	205,000	231,548
5.400%, 3/29/17	61,000	71,647
3.250%, 11/21/21	190,000	202,920
Cliffs Natural Resources, Inc. 4.800%, 10/1/20	17,000	16,745
Newmont Mining Corp. 5.125%, 10/1/19	92,000	105,584
Nucor Corp. 5.750%, 12/1/17	92,000	110,206
Rio Tinto Finance USA Ltd.
5.875%, 7/15/13	272,000	279,461
8.950%, 5/1/14	97,000	107,372
6.500%, 7/15/18	92,000	115,133
9.000%, 5/1/19	154,000	210,971
Rio Tinto Finance USA plc 1.625%, 8/21/17	505,000	510,320
Southern Copper Corp. 5.375%, 4/16/20	17,000	19,386
Teck Resources Ltd. 4.500%, 1/15/21	160,000	172,400
Vale Overseas Ltd. 6.250%, 1/23/17	609,000	702,384

		4,020,552

Paper & Forest Products (0.1%)
International Paper Co.
5.300%, 4/1/15	181,000	195,951
7.500%, 8/15/21	288,000	378,159

		574,110

Total Materials		7,482,225

Telecommunication Services (1.4%)
Diversified Telecommunication Services (1.1%)
AT&T, Inc.
5.100%, 9/15/14	$92,000	$98,711
5.625%, 6/15/16	629,000	726,327
5.800%, 2/15/19	601,000	737,619
Deutsche Telekom International Finance B.V.
5.250%, 7/22/13	154,000	157,853
4.875%, 7/8/14	77,000	81,496
France Telecom S.A. 4.375%, 7/8/14	154,000	161,862
5.375%, 7/8/19	345,000	404,105
Qwest Corp.
8.375%, 5/1/16	51,000	60,180
6.500%, 6/1/17	615,000	713,400
Telecom Italia Capital S.A.
5.250%, 11/15/13	242,000	248,482
6.175%, 6/18/14	61,000	64,284
5.250%, 10/1/15	244,000	259,927
Telefonica Emisiones S.A.U.
2.582%, 4/26/13	330,000	330,600
4.949%, 1/15/15	40,000	42,106
5.877%, 7/15/19	60,000	64,349
5.134%, 4/27/20	81,000	84,277
5.462%, 2/16/21	50,000	53,509
Verizon Communications, Inc.
5.500%, 2/15/18	107,000	128,545
6.100%, 4/15/18	92,000	113,114
8.750%, 11/1/18	365,000	506,554
6.350%, 4/1/19	654,000	827,836

		5,865,136

Wireless Telecommunication Services (0.3%)
America Movil S.A.B. de C.V.
3.625%, 3/30/15	355,000	375,523
Cellco Partnership/Verizon Wireless Capital LLC
8.500%, 11/15/18	180,000	247,405
Rogers Communications, Inc.
6.800%, 8/15/18	229,000	288,961
Vodafone Group plc
5.000%, 12/16/13	272,000	282,960
4.150%, 6/10/14	123,000	128,903
5.750%, 3/15/16	265,000	303,952
5.625%, 2/27/17	184,000	215,977

		1,843,681

Total Telecommunication Services		7,708,817

Utilities (1.5%)
Electric Utilities (1.0%)
Arizona Public Service Co.
8.750%, 3/1/19	154,000	203,190
Baltimore Gas & Electric Co.
6.125%, 7/1/13	154,000	158,228
Commonwealth Edison Co.
4.000%, 8/1/20	49,000	54,525
Duke Energy Carolinas LLC
7.000%, 11/15/18	154,000	201,706
Duke Energy Corp.
5.650%, 6/15/13	184,000	188,402
3.350%, 4/1/15	31,000	32,747

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Duke Energy Indiana, Inc.
3.750%, 7/15/20	$105,000	$116,274
Exelon Corp.
4.900%, 6/15/15	137,000	148,636
FirstEnergy Solutions Corp.
4.800%, 2/15/15	91,000	97,713
6.050%, 8/15/21	123,000	140,277
Florida Power Corp.
5.650%, 6/15/18	154,000	186,534
4.550%, 4/1/20	15,000	17,185
Georgia Power Co.
4.250%, 12/1/19	257,000	295,744
Indiana Michigan Power Co.
7.000%, 3/15/19	154,000	192,759
Nevada Power Co.
6.500%, 8/1/18	92,000	115,633
NextEra Energy Capital Holdings, Inc.
2.550%, 11/15/13	15,000	15,230
6.000%, 3/1/19	169,000	201,018
Northern States Power Co.
1.950%, 8/15/15	31,000	31,929
5.250%, 3/1/18	92,000	110,843
Ohio Power Co.
5.500%, 3/1/13	92,000	92,747
Oncor Electric Delivery Co. LLC
7.000%, 9/1/22	154,000	195,446
Pacific Gas & Electric Co.
8.250%, 10/15/18	307,000	420,002
PacifiCorp
5.650%, 7/15/18	154,000	186,400
Portland General Electric Co.
6.100%, 4/15/19	77,000	94,093
Progress Energy, Inc.
5.625%, 1/15/16	240,000	271,123
Public Service Co. of Colorado
5.125%, 6/1/19	15,000	17,821
Public Service Co. of Oklahoma
5.150%, 12/1/19	23,000	26,781
Public Service Electric & Gas Co.
5.375%, 9/1/13	92,000	94,815
5.300%, 5/1/18	154,000	183,866
Southern California Edison Co.
5.750%, 3/15/14	184,000	195,894
Southern Co.
4.150%, 5/15/14	23,000	24,070
Tampa Electric Co.
6.100%, 5/15/18	31,000	38,626
Union Electric Co.
6.700%, 2/1/19	127,000	160,297
Virginia Electric & Power Co.
5.000%, 6/30/19	61,000	73,208
Series A 4.750%, 3/1/13	237,000	238,649
5.400%, 1/15/16	225,000	256,518
Wisconsin Electric Power Co.
4.250%, 12/15/19	31,000	35,876
Wisconsin Power & Light Co.
5.000%, 7/15/19	31,000	36,928

		5,151,733

Gas Utilities (0.1%)
Boardwalk Pipelines LP
5.750%, 9/15/19	$61,000	$69,733
CenterPoint Energy Resources Corp.
6.000%, 5/15/18	154,000	185,831
4.500%, 1/15/21	79,000	89,342
Southern Natural Gas Co. LLC
5.900%, 4/1/17§	154,000	181,279

		526,185

Independent Power Producers & Energy Traders (0.1%)
Exelon Generation Co. LLC
6.200%, 10/1/17	154,000	182,034
PPL Energy Supply LLC
6.200%, 5/15/16	220,000	251,648
6.500%, 5/1/18	31,000	36,949
PSEG Power LLC
2.500%, 4/15/13	23,000	23,131
5.125%, 4/15/20	25,000	28,637
Tennessee Valley Authority
5.500%, 7/18/17	184,000	222,405

		744,804

Multi-Utilities (0.3%)
Alliant Energy Corp.
4.000%, 10/15/14	31,000	32,533
Avista Corp.
5.125%, 4/1/22	35,000	42,163
Consolidated Edison Co. of New York, Inc.
Series 02-B 7.125%, 12/1/18	307,000	401,352
Consumers Energy Co.
6.700%, 9/15/19	154,000	200,999
Dominion Resources, Inc.
5.000%, 12/1/14	92,000	98,350
DTE Energy Co.
7.625%, 5/15/14	23,000	25,086
6.350%, 6/1/16	92,000	106,485
National Grid plc
6.300%, 8/1/16	154,000	177,944
NiSource Finance Corp.
5.450%, 9/15/20	31,000	36,642
6.125%, 3/1/22	31,000	36,938
NSTAR LLC
4.500%, 11/15/19	31,000	35,078
Sempra Energy
6.000%, 2/1/13	92,000	92,388
6.500%, 6/1/16	181,000	212,958

		1,498,916

Total Utilities		7,921,638

Total Corporate Bonds		145,833,733

Government Securities (67.9%)
Foreign Governments (3.0%)
Canadian Government Bond
2.375% 9/10/14	215,000	222,674
Export Development Canada
3.500% 5/16/13	2,984,000	3,020,469
Export-Import Bank of Korea
8.125% 1/21/14	2,756,000	2,955,534

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Federative Republic of Brazil
10.250% 6/17/13	$307,000	$319,642
6.000% 1/17/17	2,355,000	2,778,900
8.000% 1/15/18	234,667	272,213
8.875% 10/14/19	246,000	356,085
Japan Finance Corp.
4.250% 6/18/13	184,000	187,156
Korea Development Bank
5.300% 1/17/13	184,000	184,276
Province of British Columbia
2.850% 6/15/15	46,000	48,632
Province of Nova Scotia
5.125% 1/26/17	92,000	106,671
Province of Ontario
4.100% 6/16/14	307,000	323,327
4.950% 11/28/16	184,000	213,108
4.000% 10/7/19	123,000	141,253
Province of Quebec
4.875% 5/5/14	184,000	194,803
4.625% 5/14/18	184,000	215,023
Republic of Chile
5.500% 1/15/13	154,000	154,154
Republic of Italy
4.375% 6/15/13	307,000	310,572
5.250% 9/20/16	399,000	421,987
Republic of Korea
5.750% 4/16/14	154,000	163,825
7.125% 4/16/19	154,000	200,258
Republic of Panama
5.200% 1/30/20	462,000	552,090
Republic of Peru
8.375% 5/3/16	230,000	283,475
7.125% 3/30/19	77,000	100,485
Republic of Poland
5.000% 10/19/15	307,000	341,326
6.375% 7/15/19	43,000	53,744
Republic of South Africa
5.875% 5/30/22	215,000	265,256
State of Israel
5.125% 3/1/14	31,000	32,395
5.125% 3/26/19	138,000	160,943
Svensk Exportkredit AB
5.125% 3/1/17	92,000	106,863
United Mexican States
6.375% 1/16/13	92,000	92,138
5.875% 2/17/14	230,000	241,500
5.625% 1/15/17	338,000	392,418
5.950% 3/19/19	307,000	377,610

		15,790,805

Municipal Bonds (0.6%)
Bay Area Toll Authority California State
6.793% 4/1/30	31,000	39,402
6.918% 4/1/40	31,000	42,747
6.263% 4/1/49	92,000	127,409
7.043% 4/1/50	61,000	88,922
Central Puget Sound Washington Regional Transportation Authority
5.491% 11/1/39	61,000	76,033
City & County of Denver, Colorado
5.650% 8/1/30	31,000	37,356
City of Chicago, Illinois
6.845% 1/1/38	$38,000	$44,247
6.395% 1/1/40	21,000	27,360
Clark County, Nevada Airport
6.881% 7/1/42	61,000	69,515
Los Angeles, California Community College District
6.600% 8/1/42	31,000	42,238
6.750% 8/1/49	61,000	86,074
Los Angeles, California Unified School District
5.755% 7/1/29	31,000	36,190
5.750% 7/1/34	77,000	92,318
Massachusetts State Water Pollution Abatement
5.192% 8/1/40	45,000	52,754
Metropolitan Government of Nashville & Davidson County Convention Center Authority
6.731% 7/1/43	46,000	55,574
Metropolitan Transportation Authority
6.548% 11/15/31	31,000	38,395
6.648% 11/15/39	31,000	40,063
6.668% 11/15/39	23,000	29,970
Metropolitan Washington Airports Authority
7.462% 10/1/46	89,000	108,144
Municipal Electric Authority of Georgia
6.637% 4/1/57	38,000	45,392
7.055% 4/1/57	61,000	69,037
New Jersey Economic Development Authority
7.425% 2/15/29	138,000	176,590
New Jersey Transportation Trust Fund Authority
6.561% 12/15/40	31,000	41,491
New York City Municipal Water Finance Authority
5.724% 6/15/42	38,000	49,315
6.011% 6/15/42	11,000	14,785
New York City Transitional Finance Authority
5.508% 8/1/37	92,000	114,397
New York State Dormitory Authority
5.500% 3/15/30	31,000	37,464
5.600% 3/15/40	31,000	39,346
New York State Urban Development Corp.
5.770% 3/15/39	18,000	22,054
North Texas Tollway Authority
6.718% 1/1/49	88,000	118,717
Ohio State University
4.910% 6/1/40	61,000	72,057
Pennsylvania State Turnpike Commission
5.511% 12/1/45	69,000	82,129
5.561% 12/1/49	92,000	109,676
Salt River Project Agricultural Improvement & Power District
4.839% 1/1/41	18,000	21,544
San Diego County, California Water Authority
6.138% 5/1/49	31,000	41,260
San Francisco City & County Public Utilities Commission
6.000% 11/1/40	123,000	153,617
State of California
7.350% 11/1/39	61,000	85,036
State of Georgia
4.503% 11/1/25	31,000	36,160

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
State of Illinois
3.321% 1/1/13	$31,000	$31,000
4.071% 1/1/14	31,000	31,909
4.421% 1/1/15	31,000	32,865
State of Massachusetts
5.456% 12/1/39	77,000	96,780
State of New York
5.206% 10/1/31	46,000	54,119
State of Washington
5.090% 8/1/33	31,000	36,818
5.481% 8/1/39	61,000	76,829
5.140% 8/1/40	31,000	38,220
University of Texas
4.794% 8/15/46	55,000	65,174

		2,928,492

Supranational (1.6%)
Asian Development Bank
4.250% 10/20/14	759,000	812,199
5.500% 6/27/16	307,000	358,812
Corp. Andina de Fomento
5.750% 1/12/17	154,000	175,700
8.125% 6/4/19	46,000	59,287
European Investment Bank
3.250% 5/15/13	307,000	310,361
4.250% 7/15/13	971,000	991,462
3.000% 4/8/14	307,000	317,224
3.125% 6/4/14	154,000	159,991
2.875% 1/15/15	307,000	322,145
4.875% 1/17/17	1,379,000	1,602,717
5.125% 5/30/17	399,000	472,764
Inter-American Development Bank
3.500% 3/15/13	307,000	308,975
5.125% 9/13/16	107,000	124,591
3.875% 2/14/20	307,000	358,859
International Bank for Reconstruction & Development
5.000% 4/1/16	959,000	1,095,998
International Finance Corp.
3.000% 4/22/14	787,000	814,459
Nordic Investment Bank
3.625% 6/17/13	184,000	186,767

		8,472,311

U.S. Government Agencies (30.6%)
Federal Farm Credit Bank
2.625% 4/17/14	307,000	316,262
Federal Home Loan Bank
1.625% 3/20/13	154,000	154,489
5.375% 6/14/13	3,075,000	3,147,380
1.875% 6/21/13	5,424,000	5,467,327
5.125% 8/14/13	399,000	411,176
4.000% 9/6/13	491,000	503,684
0.375% 11/27/13	6,515,000	6,523,284
0.375% 1/29/14	15,520,000	15,540,688
5.250% 6/18/14	1,228,000	1,316,661
5.500% 8/13/14	4,379,000	4,746,519
4.750% 12/16/16	154,000	179,114
4.875% 5/17/17	461,000	543,434
5.000% 11/17/17	614,000	736,735
5.500% 7/15/36	92,000	126,383
Federal Home Loan Mortgage Corp.
1.375% 1/9/13	$614,000	$614,167
0.750% 3/28/13	6,915,000	6,924,610
1.625% 4/15/13	22,315,000	22,409,600
3.500% 5/29/13	4,210,000	4,267,945
4.500% 7/15/13	4,430,000	4,532,713
0.375% 10/30/13	8,260,000	8,270,408
4.500% 1/15/14	1,536,000	1,603,834
2.500% 4/23/14	4,952,000	5,095,659
5.000% 7/15/14	614,000	658,447
2.875% 2/9/15	230,000	242,256
0.500% 4/17/15	4,830,000	4,846,186
4.750% 11/17/15	921,000	1,034,786
5.500% 7/18/16	307,000	360,107
5.000% 4/18/17	123,000	145,354
Federal National Mortgage Association
1.750% 2/22/13	6,054,000	6,067,885
4.375% 3/15/13	2,735,000	2,758,519
1.750% 5/7/13	5,280,000	5,309,387
0.500% 8/9/13	11,655,000	11,677,938
1.250% 8/20/13	4,550,000	4,580,561
1.125% 9/30/13	921,000	927,463
1.125% 10/8/13	61,000	61,394
1.000% 10/15/13	61,000	61,346
2.750% 2/5/14	921,000	946,033
1.350% 2/24/14	61,000	61,747
3.000% 9/16/14	307,000	321,154
2.625% 11/20/14	230,000	239,946
0.500% 5/27/15	9,675,000	9,708,596
2.150% 8/4/15	31,000	32,380
1.875% 10/15/15	61,000	63,420
4.375% 10/15/15	921,000	1,022,122
2.375% 4/11/16	14,705,000	15,592,581
5.000% 2/13/17	307,000	360,862
5.000% 5/11/17	491,000	580,868

		161,093,410

U.S. Treasuries (32.1%)
U.S. Treasury Bonds
11.250% 2/15/15	522,000	642,683
U.S. Treasury Notes
0.750% 3/31/13	28,830,000	28,875,946
0.625% 4/30/13	31,050,000	31,104,216
0.375% 6/30/13	28,950,000	28,986,187
0.250% 11/30/13	19,985,000	19,996,709
0.375% 11/15/14	19,890,000	19,936,696
0.250% 12/15/14	20,915,000	20,915,000
4.000% 2/15/15	10,458,000	11,278,463
2.500% 3/31/15	6,430,000	6,749,541

		168,485,441

Total Government Securities		356,770,459

Total Long-Term Debt Securities (95.6%) (Cost $485,229,205)		502,604,192

Total Investments (95.6%) (Cost $485,229,205)		502,604,192
Other Assets Less Liabilities (4.4%)		22,946,128

Net Assets (100%)		$525,550,320

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2012, the market value of these securities amounted to $2,516,952 or 0.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(e)	Step Bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2012. Maturity date disclosed is the ultimate maturity date.

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Sales	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Notes	154	March-13	$20,490,226	$20,448,312	$41,914
2 Year U.S. Treasury Notes	195	March-13	42,979,150	42,991,406	(12,256)
5 Year U.S. Treasury Notes	475	March-13	59,140,140	59,096,680	43,460

					$73,118

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$8,425,703	$—	$8,425,703
Consumer Staples	—	12,197,723	—	12,197,723
Energy	—	10,892,594	—	10,892,594
Financials	—	67,097,775	—	67,097,775
Health Care	—	9,863,352	—	9,863,352
Industrials	—	7,970,824	—	7,970,824
Information Technology	—	6,273,082	—	6,273,082
Materials	—	7,482,225	—	7,482,225
Telecommunication Services	—	7,708,817	—	7,708,817
Utilities	—	7,921,638	—	7,921,638
Futures	85,374	—	—	85,374
Government Securities
Foreign Governments	—	15,790,805	—	15,790,805
Municipal Bonds	—	2,928,492	—	2,928,492
Supranational	—	8,472,311	—	8,472,311
U.S. Government Agencies	—	161,093,410	—	161,093,410
U.S. Treasuries	—	168,485,441	—	168,485,441

Total Assets	$85,374	$502,604,192	$—	$502,689,566

Liabilities:
Futures	$(12,256)	$—	$—	$(12,256)

Total Liabilities	$(12,256)	$—	$—	$(12,256)

Total	$73,118	$502,604,192	$—	$502,677,310

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$85,374	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$85,374

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$(12,256	)*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(12,256)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$(4,315,774)	$—	$—	$(4,315,774)
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(4,315,774)	$—	$—	$(4,315,774)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$2,604,133	$—	$—	$2,604,133
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$2,604,133	$—	$—	$2,604,133

The Portfolio held futures contracts with an average notional balance of approximately $191,723,000 during the year ended December 31, 2012.

^ This Portfolio held futures contracts for hedging.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$145,669,329
Long-term U.S. government debt securities	222,287,331

$367,956,660

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$187,802,764
Long-term U.S. government debt securities	323,272,875

$511,075,639

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$17,448,056
Aggregate gross unrealized depreciation	(73,069)

Net unrealized appreciation	$17,374,987

Federal income tax cost of investments	$485,229,205

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $9,503,630 for Short Term during 2012.

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $11,455,826 for Short Term losses and $23,176,044 for Long Term losses.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $485,229,205)	$502,604,192
Cash	18,712,495
Dividends, interest and other receivables	3,239,184
Receivable from Separate Accounts for Trust shares sold	790,868
Due from broker for futures variation margin	493,579

Total assets	525,840,318

LIABILITIES
Investment management fees payable	196,478
Administrative fees payable	46,878
Distribution fees payable - Class IA	2
Accrued expenses	46,640

Total liabilities	289,998

NET ASSETS	$525,550,320

Net assets were comprised of:
Paid in capital	$543,250,507
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments and futures	(35,148,292)
Net unrealized appreciation (depreciation) on investments and futures	17,448,105

Net assets	$525,550,320

Class IA
Net asset value, offering and redemption price per share, $9,826 / 1,047 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.38

Class K
Net asset value, offering and redemption price per share, $525,540,494 / 56,004,310 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.38

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Interest	$9,289,157

EXPENSES
Investment management fees	2,133,471
Administrative fees	511,530
Professional fees	62,128
Printing and mailing expenses	46,191
Custodian fees	17,500
Trustees’ fees	15,519
Distribution fees - Class IA	26
Miscellaneous	72,132

Total expenses	2,858,497

NET INVESTMENT INCOME (LOSS)	6,430,660

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	25,425,419
Futures	(4,315,774)

Net realized gain (loss)	21,109,645

Change in unrealized appreciation (depreciation) on:
Securities	(19,940,658)
Futures	2,604,133

Net change in unrealized appreciation (depreciation)	(17,336,525)

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,773,120

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,203,780

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,430,660	$20,199,086
Net realized gain (loss) on investments and futures	21,109,645	(54,523,074)
Net change in unrealized appreciation (depreciation) on investments and futures	(17,336,525)	16,957,948

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,203,780	(17,366,040)

DIVIDENDS:
Dividends from net investment income
Class IA	(98)	(45,660)
Class K†	(6,461,005)	(21,319,225)

TOTAL DIVIDENDS	(6,461,103)	(21,364,885)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 0 and 12,801,350 shares, respectively ]	—	124,796,236
Capital shares issued in reinvestment of dividends [ 10 and 4,740 shares, respectively ]	98	45,660
Capital shares repurchased [ 0 and (132,942,520) shares, respectively ]	—	(1,281,853,160	)(z)

Total Class IA transactions	98	(1,157,011,264)

Class K†
Capital shares sold [ 21,522,582 and 113,380,682 shares, respectively ]	203,166,772	1,092,101,070	(z)
Capital shares issued in reinvestment of dividends [ 688,664 and 2,290,644 shares, respectively ]	6,461,005	21,319,225
Capital shares repurchased [ (36,314,898) and (45,563,364) shares, respectively ]	(340,902,575)	(437,422,964)

Total Class K transactions	(131,274,798)	675,997,331

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(131,274,700)	(481,013,933)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(127,532,023)	(519,744,858)
NET ASSETS:
Beginning of year	653,082,343	1,172,827,201

End of year (a)	$525,550,320	$653,082,343

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/AllianceBernstein Short-Term Bond Portfolio exchanged approximately 113,316,020 Class IA shares for approximately 113,316,020 Class K shares. This exchange amounted to approximately $1,091,476,638.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT-TERM BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		October 25, 2010* to December 31, 2010
Class IA	2012	2011
Net asset value, beginning of period	$9.31	$9.76	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.18 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures	0.06	(0.33)	(0.24)

Total from investment operations	0.16	(0.15)	(0.20)

Less distributions:
Dividends from net investment income	(0.09)	(0.30)	(0.04)
Distributions from net realized gains	—	—	— #

Total dividends and distributions	(0.09)	(0.30)	(0.04)

Net asset value, end of period	$9.38	$9.31	$9.76

Total return (b)	1.76%	(1.52)%	(1.98)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10	$10	$1,172,827
Ratio of expenses to average net assets (a)	0.86%	0.62%	0.64%
Ratio of net investment income (loss) to average net assets (a)	1.10%	1.82%	2.16%
Portfolio turnover rate	79%	87%	17%

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.32	$9.63

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments and futures	0.05	(0.07)

Total from investment operations	0.18	(0.01)

Less distributions:
Dividends from net investment income	(0.12)	(0.30)

Net asset value, end of period	$9.38	$9.32

Total return (b)	1.91%	(0.09)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$525,540	$653,073
Ratio of expenses to average net assets (a)	0.61%	0.61%
Ratio of net investment income (loss) to average net assets (a)	1.36%	1.88%
Portfolio turnover rate	79%	87%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	15.57%	3.02%	10.35%
Portfolio – Class IB Shares*	15.59	2.81	10.10
Portfolio – Class K Shares**	15.86	N/A	21.42
Russell 2000® Growth Index	14.59	3.49	9.80
* Date of inception 5/1/97. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 15.57% for the year ended December 31, 2012. The Portfolio’s benchmark, the Russell 2000® Growth Index, returned 14.59% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection was particularly strong in the Materials and Industrials sectors. Stock selection and an overweight position in Consumer Discretionary holdings also contributed to performance for the year.

•	An underweight position in the Energy sector relative to the benchmark was also additive.

•	Leading individual contributors included: Mellanox Technologies, Catalyst Health Solutions, Catamaran, Solutia and United Rentals.

What hurt performance during the year:

•	Stock selection in the Health Care and Energy sectors detracted from performance for the year.

•	An underweight position in the Materials and Information Technology sectors also detracted from performance.

•	Leading detractors included: Questcor Pharmaceuticals, ServiceSource International, HMS Holdings, Centene and IPC The Hospitalist Co.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

As of year-end 2012, we had more exposure than the benchmark to companies with the growth attributes we seek: superior earnings growth, favorable earnings revisions and positive earnings surprise.

Although an 11th hour resolution to the fiscal cliff averted a potential U.S. recession, we expect continued uncertainty, and market volatility, over the next several months as the U.S. Congress turns its attention to the budget sequestration, legislation to extend the debt ceiling and entitlement reform. Amid this uncertainty, we expect company managements to continue running their businesses conservatively until the full economic impact of recent tax changes and forthcoming spending cuts are more fully understood.

Although U.S. economic growth expectations have been adjusted lower to reflect the uncertainty, it is our view that 2013 earnings forecasts for smaller cap growth companies remain overly optimistic. Against this backdrop, we remain focused on identifying secular growth companies that we believe are not overly dependent on a reacceleration of economic growth to achieve their earnings forecasts or companies whose stock valuations we believe already reflect an anticipated reset of expectations.

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2012	% of Net Assets
Industrials	20.8%
Information Technology	18.5
Consumer Discretionary	16.9
Financials	15.7
Health Care	13.2
Energy	5.8
Materials	3.4
Consumer Staples	2.0
Utilities	1.8
Telecommunication Services	1.0
Cash and Other	0.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,066.10	$5.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.95	5.24
Class IB
Actual	1,000.00	1,065.80	5.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.95	5.24
Class K
Actual	1,000.00	1,067.50	4.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.21	3.97

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.03%, 1.03% and 0.78%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (16.9%)
Auto Components (0.5%)
American Axle & Manufacturing Holdings, Inc.*	47,100	$527,520
Cooper Tire & Rubber Co.	48,500	1,229,960
Dana Holding Corp.	115,600	1,804,516
Dorman Products, Inc.	19,000	671,460
Drew Industries, Inc.	18,900	609,525
Exide Technologies, Inc.*	48,800	166,896
Federal-Mogul Corp.*	22,600	181,252
Fuel Systems Solutions, Inc.*	13,000	191,100
Gentherm, Inc.*	19,800	263,340
Modine Manufacturing Co.*	30,000	243,900
Shiloh Industries, Inc.	18,700	192,610
Spartan Motors, Inc.	1,400	6,902
Standard Motor Products, Inc.	18,800	417,736
Stoneridge, Inc.*	20,700	105,984
Superior Industries International, Inc.	16,600	338,640
Tenneco, Inc.*	46,300	1,625,593
Tower International, Inc.*	14,300	115,115

		8,692,049

Automobiles (0.0%)
Winnebago Industries, Inc.*	16,200	277,506

Distributors (1.0%)
Core-Mark Holding Co., Inc.	6,900	326,715
LKQ Corp.*	754,084	15,911,172
Pool Corp.	36,300	1,536,216
VOXX International Corp.*	23,400	157,482
Weyco Group, Inc.	7,100	165,856

		18,097,441

Diversified Consumer Services (0.6%)
American Public Education, Inc.*	12,150	438,737
Ascent Capital Group, Inc., Class A*	9,400	582,236
Bridgepoint Education, Inc.*	3,900	40,170
Capella Education Co.*	11,050	311,941
Career Education Corp.*	13,200	46,464
Coinstar, Inc.*	26,950	1,401,670
Corinthian Colleges, Inc.*	47,700	116,388
Education Management Corp.*	42,400	185,712
Grand Canyon Education, Inc.*	31,041	728,532
Hillenbrand, Inc.	45,000	1,017,450
K12, Inc.*	15,800	322,952
Lincoln Educational Services Corp.	25,100	140,309
Mac-Gray Corp.	11,500	144,325
Matthews International Corp., Class A	21,900	702,990
National American University Holdings, Inc.	22,300	85,855
Regis Corp.	44,310	749,725
Sotheby’s, Inc.	52,700	1,771,774
Steiner Leisure Ltd.*	10,300	496,357
Stewart Enterprises, Inc., Class A	54,300	414,852
Strayer Education, Inc.	8,800	494,296
Universal Technical Institute, Inc.	13,100	$131,524

		10,324,259

Hotels, Restaurants & Leisure (3.1%)
AFC Enterprises, Inc.*	19,000	496,470
Ameristar Casinos, Inc.	23,100	606,144
Biglari Holdings, Inc.*	870	339,317
BJ’s Restaurants, Inc.*	18,100	595,490
Bloomin’ Brands, Inc.*	4,000	62,560
Bluegreen Corp.*	2,200	20,636
Bob Evans Farms, Inc.	27,200	1,093,440
Boyd Gaming Corp.*	39,200	260,288
Bravo Brio Restaurant Group, Inc.*	10,500	141,015
Buffalo Wild Wings, Inc.*	14,400	1,048,608
Caesars Entertainment Corp.*	24,640	170,509
Caribou Coffee Co., Inc.*	23,400	378,846
Carrols Restaurant Group, Inc.*	32,600	194,948
CEC Entertainment, Inc.	15,400	511,126
Cheesecake Factory, Inc.	40,500	1,325,160
Churchill Downs, Inc.	9,500	631,275
Chuy’s Holdings, Inc.*	700	15,638
Cracker Barrel Old Country Store, Inc.	15,500	996,030
Del Frisco’s Restaurant Group, Inc.*	900	14,031
Denny’s Corp.*	84,812	413,882
DineEquity, Inc.*	11,300	757,100
Domino’s Pizza, Inc.	44,300	1,929,265
Einstein Noah Restaurant Group, Inc.	16,700	203,907
Fiesta Restaurant Group, Inc.*	22,900	350,828
Ignite Restaurant Group, Inc.*	11,000	143,000
International Speedway Corp., Class A	21,100	582,782
Interval Leisure Group, Inc.	26,500	513,835
Isle of Capri Casinos, Inc.*	37,900	212,240
Jack in the Box, Inc.*	38,700	1,106,820
Jamba, Inc.*	17,400	38,976
Krispy Kreme Doughnuts, Inc.*	54,300	509,334
Life Time Fitness, Inc.*	33,600	1,653,456
Luby’s, Inc.*	400	2,676
Marcus Corp.	17,400	216,978
Marriott Vacations Worldwide Corp.*	20,700	862,569
Monarch Casino & Resort, Inc.*	17,200	187,652
Morgans Hotel Group Co.*	28,000	155,120
Multimedia Games Holding Co., Inc.*	20,300	298,613
Orient-Express Hotels Ltd., Class A*	1,000,832	11,699,726
Panera Bread Co., Class A*	107,270	17,037,694
Papa John’s International, Inc.*	12,033	661,093
Pinnacle Entertainment, Inc.*	39,600	626,868
Red Robin Gourmet Burgers, Inc.*	9,600	338,784
Ruby Tuesday, Inc.*	43,700	343,482
Ruth’s Hospitality Group, Inc.*	6,600	47,982
Scientific Games Corp., Class A*	41,600	360,672
SHFL Entertainment, Inc.*	40,700	590,150

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Six Flags Entertainment Corp.	29,883	$1,828,840
Sonic Corp.*	37,500	390,375
Speedway Motorsports, Inc.	9,900	176,616
Texas Roadhouse, Inc.	58,300	979,440
Town Sports International Holdings, Inc.	23,500	250,275
Vail Resorts, Inc.	26,100	1,411,749
WMS Industries, Inc.*	42,800	749,000

		56,533,310

Household Durables (0.5%)
American Greetings Corp., Class A	26,400	445,896
Beazer Homes USA, Inc.*	19,120	322,937
Cavco Industries, Inc.*	3,000	149,940
CSS Industries, Inc.	600	13,134
Ethan Allen Interiors, Inc.	14,900	383,079
Helen of Troy Ltd.*	23,700	791,343
Hovnanian Enterprises, Inc., Class A*	116,600	816,200
iRobot Corp.*	21,319	399,518
KB Home	55,200	872,160
La-Z-Boy, Inc.	36,000	509,400
Libbey, Inc.*	13,700	265,095
Lifetime Brands, Inc.	12,200	129,442
M.D.C. Holdings, Inc.	26,900	988,844
M/I Homes, Inc.*	17,100	453,150
Meritage Homes Corp.*	23,900	892,665
NACCO Industries, Inc., Class A	3,900	236,691
Ryland Group, Inc.	31,600	1,153,400
Sealy Corp.*	51,300	111,321
Standard Pacific Corp.*	77,100	566,685
Universal Electronics, Inc.*	10,000	193,500

		9,694,400

Internet & Catalog Retail (0.2%)
1-800-FLOWERS.COM, Inc., Class A*	34,100	125,147
Blue Nile, Inc.*	12,100	465,850
Geeknet, Inc.*	400	6,440
HSN, Inc.	30,100	1,657,908
Kayak Software Corp.*	5,200	206,544
Nutrisystem, Inc.	17,100	140,049
Orbitz Worldwide, Inc.*	66,101	179,795
Overstock.com, Inc.*	17,500	250,425
PetMed Express, Inc.	16,900	187,590
Shutterfly, Inc.*	27,800	830,386
U.S. Auto Parts Network, Inc.*	28,800	52,704
Vitacost.com, Inc.*	1,100	7,458

		4,110,296

Leisure Equipment & Products (0.2%)
Arctic Cat, Inc.*	8,600	287,154
Black Diamond, Inc.*	2,900	23,780
Brunswick Corp.	69,900	2,033,391
Callaway Golf Co.	47,000	305,500
JAKKS Pacific, Inc.	17,400	217,848
Johnson Outdoors, Inc., Class A*	200	3,984
LeapFrog Enterprises, Inc.*	38,800	334,844
Marine Products Corp.	29,000	165,880
Smith & Wesson Holding Corp.*	43,300	$365,452
Steinway Musical Instruments, Inc.*	10,500	222,075
Sturm Ruger & Co., Inc.	12,800	581,120

		4,541,028

Media (1.7%)
Arbitron, Inc.	17,800	830,904
Belo Corp., Class A	57,600	441,792
Central European Media Enterprises Ltd., Class A*	29,900	183,287
Crown Media Holdings, Inc., Class A*	193,500	357,975
Cumulus Media, Inc., Class A*	66,700	178,089
Dial Global, Inc.*	16,500	4,043
Digital Generation, Inc.*	28,100	305,166
Entercom Communications Corp., Class A*	21,400	149,372
Entravision Communications Corp., Class A	66,300	110,058
EW Scripps Co., Class A*	25,000	270,250
Global Sources Ltd.*	25,900	167,832
Harte-Hanks, Inc.	26,600	156,940
Journal Communications, Inc., Class A*	41,500	224,515
LIN TV Corp., Class A*	3,600	27,108
Lions Gate Entertainment Corp.*	66,000	1,082,400
Live Nation Entertainment, Inc.*	101,925	948,922
Martha Stewart Living Omnimedia, Inc., Class A*	38,100	93,345
McClatchy Co., Class A*	54,600	178,542
MDC Partners, Inc., Class A	20,100	227,130
Meredith Corp.	26,100	899,145
National CineMedia, Inc.	820,379	11,591,955
New York Times Co., Class A*	98,400	839,352
Nexstar Broadcasting Group, Inc., Class A*	27,400	290,166
Outdoor Channel Holdings, Inc.	300	2,280
Pandora Media, Inc.*	893,690	8,204,074
ReachLocal, Inc.*	39,800	513,818
Rentrak Corp.*	9,300	181,257
Saga Communications, Inc., Class A	100	4,650
Scholastic Corp.	19,500	576,420
Sinclair Broadcast Group, Inc., Class A	32,800	413,936
Valassis Communications, Inc.	34,500	889,410
Value Line, Inc.	5,700	51,129
World Wrestling Entertainment, Inc., Class A	40,700	321,123

		30,716,385

Multiline Retail (0.1%)
Bon-Ton Stores, Inc.	29,100	352,692
Fred’s, Inc., Class A	25,800	343,398
Gordmans Stores, Inc.*	13,600	204,272
Saks, Inc.*	91,800	964,818
Tuesday Morning Corp.*	41,500	259,375

		2,124,555

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Specialty Retail (7.7%)
Aeropostale, Inc.*	57,900	$753,279
America’s Car-Mart, Inc.*	7,300	295,796
ANN, Inc.*	39,200	1,326,528
Asbury Automotive Group, Inc.*	26,300	842,389
Barnes & Noble, Inc.*	24,600	371,214
bebe stores, Inc.	33,900	135,261
Big 5 Sporting Goods Corp.	12,150	159,165
Body Central Corp.*	15,300	152,388
Brown Shoe Co., Inc.	29,100	534,567
Buckle, Inc.	20,300	906,192
Cabela’s, Inc.*	36,300	1,515,525
CarMax, Inc.*	241,346	9,060,129
Casual Male Retail Group, Inc.*	54,800	230,160
Cato Corp., Class A	17,800	488,254
Children’s Place Retail Stores, Inc.*	18,345	812,500
Citi Trends, Inc.*	11,300	155,488
Conn’s, Inc.*	15,400	472,472
Destination Maternity Corp.	15,000	323,400
Dick’s Sporting Goods, Inc.	327,280	14,887,967
Express, Inc.*	69,600	1,050,264
Finish Line, Inc., Class A	48,500	918,105
Five Below, Inc.*	176,149	5,643,814
Francesca’s Holdings Corp.*	520,972	13,524,433
Genesco, Inc.*	19,000	1,045,000
Group 1 Automotive, Inc.	16,800	1,041,432
Haverty Furniture Cos., Inc.	11,100	181,041
hhgregg, Inc.*	16,900	118,638
Hibbett Sports, Inc.*	19,248	1,014,370
Hot Topic, Inc.	28,800	277,920
Jos. A. Bank Clothiers, Inc.*	19,800	843,084
Kirkland’s, Inc.*	3,400	36,006
Lithia Motors, Inc., Class A	17,900	669,818
Lumber Liquidators Holdings, Inc.*	292,770	15,467,039
MarineMax, Inc.*	25,600	228,864
Mattress Firm Holding Corp.*	5,900	144,727
Men’s Wearhouse, Inc.	44,300	1,380,388
Monro Muffler Brake, Inc.	24,050	841,028
New York & Co., Inc.*	8,100	30,861
Office Depot, Inc.*	199,200	653,376
OfficeMax, Inc.	58,000	566,080
Penske Automotive Group, Inc.	33,600	1,011,024
PEP Boys-Manny, Moe & Jack	31,700	311,611
Pier 1 Imports, Inc.	69,800	1,396,000
RadioShack Corp.	77,300	163,876
Rent-A-Center, Inc.	44,000	1,511,840
rue21, Inc.*	9,400	266,866
Select Comfort Corp.*	563,757	14,753,521
Shoe Carnival, Inc.	12,750	261,248
Sonic Automotive, Inc., Class A	27,100	566,119
Stage Stores, Inc.	26,700	661,626
Stein Mart, Inc.	18,600	140,244
Systemax, Inc.	24,490	236,329
Teavana Holdings, Inc.*	30,300	469,650
Tilly’s, Inc., Class A*	17,000	229,330
Tractor Supply Co.	99,215	8,766,637
Ulta Salon Cosmetics & Fragrance, Inc.	180,940	17,779,164
Vitamin Shoppe, Inc.*	247,906	14,219,888
West Marine, Inc.*	16,600	$178,450
Wet Seal, Inc., Class A*	61,100	168,636
Winmark Corp.	1,427	81,339
Zumiez, Inc.*	16,356	317,470

		142,589,830

Textiles, Apparel & Luxury Goods (1.3%)
Cherokee, Inc.	10,600	145,326
Columbia Sportswear Co.	8,000	426,880
Crocs, Inc.*	69,200	995,788
Fifth & Pacific Cos., Inc.*	84,600	1,053,270
G-III Apparel Group Ltd.*	9,900	338,877
Iconix Brand Group, Inc.*	52,300	1,167,336
Jones Group, Inc.	57,200	632,632
K-Swiss, Inc., Class A*	20,300	68,208
Maidenform Brands, Inc.*	16,800	327,432
Movado Group, Inc.	11,400	349,752
Oxford Industries, Inc.	10,900	505,324
Perry Ellis International, Inc.	10,100	200,990
Quiksilver, Inc.*	97,100	412,675
R.G. Barry Corp.	200	2,834
Skechers U.S.A., Inc., Class A*	29,400	543,900
Steven Madden Ltd.*	30,575	1,292,405
True Religion Apparel, Inc.	18,500	470,270
Tumi Holdings, Inc.*	524,289	10,931,426
Unifi, Inc.*	1,600	20,816
Vera Bradley, Inc.*	14,249	357,650
Warnaco Group, Inc.*	29,700	2,125,629
Wolverine World Wide, Inc.	38,000	1,557,240

		23,926,660

Total Consumer Discretionary		311,627,719

Consumer Staples (2.0%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	6,100	820,145
Central European Distribution Corp.*	52,200	113,274
Coca-Cola Bottling Co. Consolidated	2,900	192,850
Craft Brew Alliance, Inc.*	1,000	6,480
National Beverage Corp.	12,900	188,211

		1,320,960

Food & Staples Retailing (0.5%)
Andersons, Inc.	11,800	506,220
Arden Group, Inc., Class A	3,222	289,883
Casey’s General Stores, Inc.	28,650	1,521,315
Chefs’ Warehouse, Inc.*	13,800	218,178
Harris Teeter Supermarkets, Inc.	35,300	1,361,168
Ingles Markets, Inc., Class A	8,400	144,984
Nash Finch Co.	9,000	191,520
Natural Grocers by Vitamin Cottage, Inc.*	1,400	26,726
Pantry, Inc.*	13,900	168,607
Pricesmart, Inc.	12,700	978,535
Rite Aid Corp.*	423,500	575,960
Roundy’s, Inc.	25,900	115,255
Spartan Stores, Inc.	10,800	165,888
SUPERVALU, Inc.	165,100	407,797
Susser Holdings Corp.*	9,800	338,002

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
United Natural Foods, Inc.*	36,500	$1,956,035
Village Super Market, Inc., Class A	6,900	226,734
Weis Markets, Inc.	7,400	289,858

		9,482,665

Food Products (1.0%)
Alico, Inc.	8,900	326,007
Annie’s, Inc.*	7,500	250,725
B&G Foods, Inc.	36,100	1,021,991
Calavo Growers, Inc.	5,800	146,218
Cal-Maine Foods, Inc.	9,100	366,002
Chiquita Brands International, Inc.*	52,300	431,475
Darling International, Inc.*	92,100	1,477,284
Diamond Foods, Inc.	15,800	215,986
Dole Food Co., Inc.*	28,677	328,925
Farmer Bros Co.*	8,732	126,003
Fresh Del Monte Produce, Inc.	24,600	648,210
Green Mountain Coffee Roasters, Inc.*	111,490	4,611,226
Griffin Land & Nurseries, Inc.	100	2,700
Hain Celestial Group, Inc.*	27,243	1,477,116
Inventure Foods, Inc.*	500	3,245
J&J Snack Foods Corp.	11,500	735,310
John B. Sanfilippo & Son, Inc.	15,600	283,608
Lancaster Colony Corp.	13,000	899,470
Lifeway Foods, Inc.	600	5,244
Limoneira Co.	7,300	141,547
Omega Protein Corp.*	4,500	27,540
Pilgrim’s Pride Corp.*	66,800	484,300
Post Holdings, Inc.*	21,500	736,375
Sanderson Farms, Inc.	16,000	760,800
Seneca Foods Corp., Class A*	5,700	173,280
Smart Balance, Inc.*	42,200	544,380
Snyders-Lance, Inc.	33,900	817,329
Tootsie Roll Industries, Inc.	16,537	428,639
TreeHouse Foods, Inc.*	29,600	1,543,048
Westway Group, Inc.*	400	2,668

		19,016,651

Household Products (0.1%)
Central Garden & Pet Co., Class A*	34,800	363,660
Harbinger Group, Inc.*	48,400	372,196
Oil-Dri Corp. of America	400	11,040
Orchids Paper Products Co.	400	8,088
Spectrum Brands Holdings, Inc.	17,900	804,247
WD-40 Co.	10,700	504,077

		2,063,308

Personal Products (0.2%)
Elizabeth Arden, Inc.*	17,700	796,677
Female Health Co.	1,200	8,616
Inter Parfums, Inc.	11,700	227,682
Medifast, Inc.*	16,200	427,518
Nature’s Sunshine Products, Inc.	16,100	233,128
Nutraceutical International Corp.	14,400	238,176
Prestige Brands Holdings, Inc.*	36,100	723,083
Revlon, Inc., Class A*	16,100	233,450
Star Scientific, Inc.*	113,300	303,644
Synutra International, Inc.*	28,293	$130,996
USANA Health Sciences, Inc.*	3,200	105,376

		3,428,346

Tobacco (0.1%)
Alliance One International, Inc.*	82,800	301,392
Universal Corp.	17,400	868,434
Vector Group Ltd.	43,210	642,533

		1,812,359

Total Consumer Staples		37,124,289

Energy (5.8%)
Energy Equipment & Services (2.2%)
Basic Energy Services, Inc.*	19,500	222,495
Bolt Technology Corp.	200	2,854
Bristow Group, Inc.	25,801	1,384,482
C&J Energy Services, Inc.*	34,700	743,968
Cal Dive International, Inc.*	39,700	68,681
Dawson Geophysical Co.*	6,400	168,832
Dril-Quip, Inc.*	44,595	3,257,665
Exterran Holdings, Inc.*	45,900	1,006,128
Forbes Energy Services Ltd.*	1,200	3,036
Forum Energy Technologies, Inc.*	17,300	428,175
Geospace Technologies Corp.*	8,000	710,960
Global Geophysical Services, Inc.*	19,800	76,230
Gulf Island Fabrication, Inc.	7,700	185,031
Gulfmark Offshore, Inc., Class A	20,900	720,005
Heckmann Corp.*	104,100	419,523
Helix Energy Solutions Group, Inc.*	75,800	1,564,512
Hercules Offshore, Inc.*	123,200	761,376
Hornbeck Offshore Services, Inc.*	27,500	944,350
ION Geophysical Corp.*	94,900	617,799
Key Energy Services, Inc.*	117,400	815,930
Lufkin Industries, Inc.	24,200	1,406,746
Matrix Service Co.*	14,500	166,750
Mitcham Industries, Inc.*	2,200	29,986
Natural Gas Services Group, Inc.*	10,400	170,768
Newpark Resources, Inc.*	56,300	441,955
Oceaneering International, Inc.	205,410	11,049,004
Oil States International, Inc.*	159,932	11,441,535
Parker Drilling Co.*	77,700	357,420
PHI, Inc. (Non-Voting)*	10,200	341,598
Pioneer Energy Services Corp.*	38,100	276,606
RigNet, Inc.*	16,400	335,052
Tesco Corp.*	11,600	132,124
TETRA Technologies, Inc.*	50,400	382,536
TGC Industries, Inc.	700	5,733
Vantage Drilling Co.*	101,500	185,745
Willbros Group, Inc.*	30,700	164,552

		40,990,142

Oil, Gas & Consumable Fuels (3.6%)
Abraxas Petroleum Corp.*	68,300	149,577

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Adams Resources & Energy, Inc.	100	$3,507
Alon USA Energy, Inc.	26,600	481,194
Amyris, Inc.*	31,000	96,720
Apco Oil and Gas International, Inc.	6,691	82,366
Approach Resources, Inc.*	22,500	562,725
Arch Coal, Inc.	165,100	1,208,532
Berry Petroleum Co., Class A	44,500	1,492,975
Bill Barrett Corp.*	33,000	587,070
Bonanza Creek Energy, Inc.*	12,700	352,933
BPZ Resources, Inc.*	91,100	286,965
Callon Petroleum Co.*	48,100	226,070
Carrizo Oil & Gas, Inc.*	30,800	644,336
Ceres, Inc.*	600	2,724
Clayton Williams Energy, Inc.*	5,300	212,000
Clean Energy Fuels Corp.*	51,400	639,930
Cloud Peak Energy, Inc.*	43,706	844,837
Comstock Resources, Inc.*	34,200	517,446
Contango Oil & Gas Co.	9,907	419,661
Crimson Exploration, Inc.*	5,300	14,522
Crosstex Energy, Inc.	42,000	602,280
CVR Energy, Inc.*	12,700	619,633
Delek U.S. Holdings, Inc.	16,700	422,844
Emerald Oil, Inc.*	1,900	9,956
Endeavour International Corp.*	32,700	169,386
Energy XXI Bermuda Ltd.	59,801	1,924,994
EPL Oil & Gas, Inc.*	18,500	417,175
Evolution Petroleum Corp.*	35,500	288,615
Forest Oil Corp.*	91,600	612,804
Frontline Ltd.*	15,900	51,834
FX Energy, Inc.*	51,600	212,076
GasLog Ltd.	25,200	313,236
Gastar Exploration Ltd.*	52,900	64,009
Gevo, Inc.*	14,500	22,330
Goodrich Petroleum Corp.*	30,700	286,124
Green Plains Renewable Energy, Inc.*	13,500	106,785
Gulfport Energy Corp.*	43,300	1,654,926
Halcon Resources Corp.*	86,678	599,812
Hallador Energy Co.	16,000	132,160
Harvest Natural Resources, Inc.*	35,500	321,985
Isramco, Inc.*	350	36,396
KiOR, Inc., Class A*	15,800	101,278
Knightsbridge Tankers Ltd.	14,200	74,550
Kodiak Oil & Gas Corp.*	204,700	1,811,595
Laredo Petroleum Holdings, Inc.*	479,221	8,702,653
Magnum Hunter Resources Corp.*	114,600	457,254
Matador Resources Co.*	190,350	1,560,870
McMoRan Exploration Co.*	78,800	1,264,740
Midstates Petroleum Co., Inc.*	14,400	99,216
Miller Energy Resources, Inc.*	45,900	181,764
Nordic American Tankers Ltd.	41,200	360,500
Northern Oil and Gas, Inc.*	45,300	761,946
Oasis Petroleum, Inc.*	385,510	12,259,218
Panhandle Oil and Gas, Inc., Class A	5,900	166,557
PDC Energy, Inc.*	23,300	773,793
Penn Virginia Corp.	42,300	186,543
PetroQuest Energy, Inc.*	46,200	$228,690
Quicksilver Resources, Inc.*	91,300	261,118
Renewable Energy Group, Inc.*	1,100	6,446
Rentech, Inc.	190,700	501,541
Resolute Energy Corp.*	33,100	269,103
REX American Resources Corp.*	900	17,361
Rex Energy Corp.*	27,200	354,144
Rosetta Resources, Inc.*	40,600	1,841,616
Sanchez Energy Corp.*	11,500	207,000
Saratoga Resources, Inc.*	400	1,416
Scorpio Tankers, Inc.*	59,800	425,178
SemGroup Corp., Class A*	29,800	1,164,584
Ship Finance International Ltd.	37,200	618,636
SM Energy Co.	155,231	8,104,611
Solazyme, Inc.*	25,500	200,430
Stone Energy Corp.*	38,500	790,020
Swift Energy Co.*	29,100	447,849
Synergy Resources Corp.*	2,000	10,780
Targa Resources Corp.	22,594	1,193,867
Teekay Tankers Ltd., Class A	57,100	165,590
Triangle Petroleum Corp.*	42,600	255,174
Uranerz Energy Corp.*	97,100	134,969
Uranium Energy Corp.*	4,800	12,288
VAALCO Energy, Inc.*	45,000	389,250
W&T Offshore, Inc.	22,700	363,881
Warren Resources, Inc.*	63,400	178,154
Western Refining, Inc.	50,200	1,415,138
Westmoreland Coal Co.*	12,900	120,486
ZaZa Energy Corp.*	67,500	138,375

		66,275,622

Total Energy		107,265,764

Financials (15.7%)
Capital Markets (3.4%)
Affiliated Managers Group, Inc.*	118,300	15,396,745
Apollo Investment Corp.	157,790	1,319,124
Arlington Asset Investment Corp., Class A	9,300	193,161
Artio Global Investors, Inc.	71,836	136,488
BGC Partners, Inc., Class A	76,540	264,828
BlackRock Kelso Capital Corp.	48,960	492,538
Calamos Asset Management, Inc., Class A	16,400	173,348
Capital Southwest Corp.	2,407	239,809
CIFC Corp.*	2,300	18,400
Cohen & Steers, Inc.	18,566	565,706
Cowen Group, Inc., Class A*	84,125	206,106
Diamond Hill Investment Group, Inc.	2,000	135,720
Duff & Phelps Corp., Class A	19,150	299,123
Epoch Holding Corp.	11,100	309,690
Evercore Partners, Inc., Class A	22,200	670,218
FBR & Co.*	47,400	183,438
Fidus Investment Corp.	1,400	23,030
Fifth Street Finance Corp.	62,050	646,561
Financial Engines, Inc.*	36,000	999,000
FXCM, Inc., Class A	17,500	176,225
GAMCO Investors, Inc., Class A	5,230	277,556

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
GFI Group, Inc.	47,681	$154,487
Gladstone Capital Corp.	29,900	243,984
Gladstone Investment Corp.	14,540	101,198
Golub Capital BDC, Inc.	13,700	218,926
Greenhill & Co., Inc.	22,600	1,174,974
GSV Capital Corp.*	23,600	198,948
Harris & Harris Group, Inc.*	25,820	85,206
Hercules Technology Growth Capital, Inc.	36,807	409,662
HFF, Inc., Class A	21,500	320,350
ICG Group, Inc.*	24,900	284,607
INTL FCStone, Inc.*	11,900	207,179
Investment Technology Group, Inc.*	36,200	325,800
JMP Group, Inc.	10,100	61,307
KBW, Inc.	23,291	356,352
KCAP Financial, Inc.	34,600	317,974
Knight Capital Group, Inc., Class A*	140,444	492,959
Ladenburg Thalmann Financial Services, Inc.*	128,200	179,480
Lazard Ltd., Class A	365,970	10,920,545
Main Street Capital Corp.	19,030	580,605
Manning & Napier, Inc.	21,700	273,420
MCG Capital Corp.	49,270	226,642
Medallion Financial Corp.	20,994	246,470
Medley Capital Corp.	21,200	308,672
MVC Capital, Inc.	13,800	167,670
NGP Capital Resources Co.	29,800	215,156
Oppenheimer Holdings, Inc., Class A	200	3,454
PennantPark Investment Corp.	43,805	481,636
Piper Jaffray Cos., Inc.*	14,100	453,033
Prospect Capital Corp.	115,261	1,252,887
Pzena Investment Management, Inc., Class A	47,738	257,785
Safeguard Scientifics, Inc.*	13,930	205,468
Solar Capital Ltd.	26,200	626,442
Solar Senior Capital Ltd.	1,200	22,392
Stifel Financial Corp.*	443,749	14,186,656
SWS Group, Inc.*	28,340	149,919
TCP Capital Corp.	15,654	230,740
THL Credit, Inc.	14,900	220,371
TICC Capital Corp.	22,410	226,789
Triangle Capital Corp.	19,400	494,506
Virtus Investment Partners, Inc.*	3,795	458,967
Walter Investment Management Corp.*	27,340	1,176,167
Westwood Holdings Group, Inc.	6,800	278,120
WisdomTree Investments, Inc.*	45,600	279,072

		61,803,791

Commercial Banks (5.2%)
1st Source Corp.	9,950	219,796
1st United Bancorp, Inc./Florida	24,700	154,375
Access National Corp.	100	1,300
Alliance Financial Corp./New York	2,110	91,806
American National Bankshares, Inc.	11,000	222,090
Ameris Bancorp*	23,600	294,764
Ames National Corp.	13,460	$294,774
Arrow Financial Corp.	6,698	167,115
BancFirst Corp.	6,600	279,576
Banco Latinoamericano de Comercio Exterior S.A., Class E	17,420	375,575
Bancorp, Inc./Delaware*	27,400	300,578
BancorpSouth, Inc.	71,100	1,033,794
Bank of Kentucky Financial Corp.	10,000	247,300
Bank of Marin Bancorp/California	6,790	254,353
Bank of the Ozarks, Inc.	19,960	668,061
Banner Corp.	14,900	457,877
BBCN Bancorp, Inc.	60,610	701,258
Boston Private Financial Holdings, Inc.	54,810	493,838
Bridge Bancorp, Inc.	5,700	115,938
Bridge Capital Holdings*	19,800	308,088
Bryn Mawr Bank Corp.	13,672	304,475
Camden National Corp.	4,950	168,152
Capital City Bank Group, Inc.*	14,200	161,454
Cardinal Financial Corp.	19,550	318,079
Cascade Bancorp*	28,500	178,410
Cathay General Bancorp	57,001	1,111,520
Center Bancorp, Inc.	500	5,790
Centerstate Banks, Inc.	32,300	275,519
Central Pacific Financial Corp.*	19,300	300,887
Chemical Financial Corp.	19,500	463,320
Citizens & Northern Corp.	11,900	224,910
Citizens Republic Bancorp, Inc.*	31,100	589,967
City Holding Co.	10,500	365,925
CNB Financial Corp./Pennsylvania	9,840	161,179
CoBiz Financial, Inc.	44,635	333,423
Columbia Banking System, Inc.	24,900	446,706
Community Bank System, Inc.	37,576	1,028,079
Community Trust Bancorp, Inc.	10,100	331,078
CVB Financial Corp.	63,600	661,440
Eagle Bancorp, Inc.*	16,300	325,511
Enterprise Bancorp, Inc./Massachusetts	100	1,652
Enterprise Financial Services Corp.	14,290	186,770
F.N.B. Corp./Pennsylvania	121,800	1,293,516
Financial Institutions, Inc.	17,200	320,436
First Bancorp, Inc./Maine	5,140	84,656
First Bancorp/North Carolina	16,400	210,248
First BanCorp/Puerto Rico*	69,800	319,684
First Busey Corp.	49,220	228,873
First California Financial Group, Inc.*	37,500	289,500
First Commonwealth Financial Corp.	101,100	689,502
First Community Bancshares, Inc./Virginia	20,800	332,176
First Connecticut Bancorp, Inc./Connecticut	19,400	266,750
First Financial Bancorp	41,460	606,145
First Financial Bankshares, Inc.	22,800	889,428
First Financial Corp./Indiana	8,300	250,992

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
First Interstate Bancsystem, Inc.	13,000	$200,590
First Merchants Corp.	20,800	308,672
First Midwest Bancorp, Inc./Illinois	70,600	883,912
First of Long Island Corp.	10,300	291,696
FirstMerit Corp.	95,140	1,350,037
FNB United Corp.*	10,614	123,122
German American Bancorp, Inc.	9,900	215,028
Glacier Bancorp, Inc.	69,830	1,027,199
Great Southern Bancorp, Inc.	7,900	201,055
Guaranty Bancorp*	122,100	238,095
Hancock Holding Co.	62,890	1,996,129
Hanmi Financial Corp.*	21,138	287,265
Heartland Financial USA, Inc.	10,355	270,783
Heritage Commerce Corp.*	2,100	14,658
Heritage Financial Corp./Washington	18,540	272,353
Home BancShares, Inc./Arkansas	15,947	526,570
Hudson Valley Holding Corp.	9,980	155,389
IBERIABANK Corp.	269,122	13,219,273
Independent Bank Corp./Massachusetts	13,600	393,720
International Bancshares Corp.	38,400	693,120
Investors Bancorp, Inc.	32,200	572,516
Lakeland Bancorp, Inc.	25,324	257,798
Lakeland Financial Corp.	10,570	273,129
MainSource Financial Group, Inc.	23,700	300,279
MB Financial, Inc.	37,500	740,625
Mercantile Bank Corp.	100	1,650
Merchants Bancshares, Inc.	5,200	139,204
Metro Bancorp, Inc.*	20,050	265,061
MetroCorp Bancshares, Inc.*	26,600	292,334
MidWestOne Financial Group, Inc.	12,000	246,120
National Bankshares, Inc./Virginia	5,500	178,145
National Penn Bancshares, Inc.	94,900	884,468
NBT Bancorp, Inc.	22,900	464,183
Old National Bancorp/Indiana	78,880	936,306
OmniAmerican Bancorp, Inc.*	10,576	244,623
Oriental Financial Group, Inc.	33,400	445,890
Pacific Continental Corp.	16,200	157,626
PacWest Bancorp	29,800	738,444
Park National Corp.	8,850	571,976
Park Sterling Corp.*	6,300	32,949
Penns Woods Bancorp, Inc.	2,340	87,539
Peoples Bancorp, Inc./Ohio	14,400	294,192
Pinnacle Financial Partners, Inc.*	21,281	400,934
Preferred Bank/California*	100	1,420
PrivateBancorp, Inc.	43,518	666,696
Prosperity Bancshares, Inc.	40,250	1,690,500
Renasant Corp.	14,800	283,272
Republic Bancorp, Inc./Kentucky, Class A	10,400	219,752
S&T Bancorp, Inc.	19,961	360,695
Sandy Spring Bancorp, Inc.	15,910	308,972
SCBT Financial Corp.	9,000	361,620
Seacoast Banking Corp. of Florida*	5,000	$8,050
Sierra Bancorp	6,200	70,866
Signature Bank/New York*	196,870	14,044,706
Simmons First National Corp., Class A	11,620	294,683
Southside Bancshares, Inc.	10,968	230,986
Southwest Bancorp, Inc./Oklahoma*	23,900	267,680
State Bank Financial Corp.	22,700	360,476
StellarOne Corp.	15,040	212,666
Sterling Bancorp/New York	18,900	172,179
Sterling Financial Corp./Washington	19,200	400,896
Suffolk Bancorp*	960	12,576
Sun Bancorp, Inc./New Jersey*	78,500	277,890
Susquehanna Bancshares, Inc.	146,151	1,531,662
SVB Financial Group*	168,120	9,409,676
SY Bancorp, Inc.	6,800	152,456
Taylor Capital Group, Inc.*	14,600	263,530
Texas Capital Bancshares, Inc.*	29,650	1,328,913
Tompkins Financial Corp.	6,651	263,646
TowneBank/Virginia	15,645	242,341
Trico Bancshares	16,200	271,350
Trustmark Corp.	56,520	1,269,439
UMB Financial Corp.	25,060	1,098,630
Umpqua Holdings Corp.	81,090	956,051
Union First Market Bankshares Corp.	16,550	260,994
United Bankshares, Inc./West Virginia	35,680	867,738
United Community Banks, Inc./Georgia*	26,500	249,630
Univest Corp. of Pennsylvania	10,547	180,354
Virginia Commerce Bancorp, Inc.*	28,400	254,180
Washington Banking Co.	13,928	189,699
Washington Trust Bancorp, Inc.	10,900	286,779
Webster Financial Corp.	56,100	1,152,855
WesBanco, Inc.	16,600	368,852
West Bancorp, Inc.	9,600	103,488
West Coast Bancorp/Oregon	14,080	311,872
Westamerica Bancorp	26,700	1,137,153
Western Alliance Bancorp*	44,400	467,532
Wilshire Bancorp, Inc.*	54,700	321,089
Wintrust Financial Corp.	28,270	1,037,509

		95,827,064

Consumer Finance (0.4%)
Cash America International, Inc.	20,920	829,896
Credit Acceptance Corp.*	5,000	508,400
DFC Global Corp.*	30,350	561,779
Encore Capital Group, Inc.*	17,050	522,071
EZCORP, Inc., Class A*	33,400	663,324
First Cash Financial Services, Inc.*	22,300	1,106,526
First Marblehead Corp.*	118,770	92,272
Green Dot Corp., Class A*	13,000	158,600
Nelnet, Inc., Class A	16,850	501,962
Netspend Holdings, Inc.*	26,500	313,230
Nicholas Financial, Inc.	800	9,920

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Portfolio Recovery Associates, Inc.*	13,420	$1,434,061
Regional Management Corp.*	17,300	286,315
World Acceptance Corp.*	10,320	769,459

		7,757,815

Diversified Financial Services (0.2%)
Gain Capital Holdings, Inc.	35,200	143,968
MarketAxess Holdings, Inc.	28,400	1,002,520
Marlin Business Services Corp.	17,300	347,038
MicroFinancial, Inc.	200	1,456
NewStar Financial, Inc.*	18,400	257,784
PHH Corp.*	52,000	1,183,000
PICO Holdings, Inc.*	14,400	291,888
Resource America, Inc., Class A	100	667

		3,228,321

Insurance (1.3%)
Alterra Capital Holdings Ltd.	67,400	1,900,006
American Equity Investment Life Holding Co.	36,980	451,526
American Safety Insurance Holdings Ltd.*	8,200	155,144
AMERISAFE, Inc.*	11,990	326,728
Amtrust Financial Services, Inc.	26,510	760,572
Argo Group International Holdings Ltd.	19,900	668,441
Baldwin & Lyons, Inc., Class B	6,487	154,780
Citizens, Inc./Texas*	36,500	403,325
CNO Financial Group, Inc.	161,400	1,505,862
Crawford & Co., Class B	40,681	324,634
Donegal Group, Inc., Class A	11,000	154,440
Eastern Insurance Holdings, Inc.	100	1,708
eHealth, Inc.*	17,000	467,160
EMC Insurance Group, Inc.	11,512	274,907
Employers Holdings, Inc.	30,900	635,922
Enstar Group Ltd.*	6,550	733,469
FBL Financial Group, Inc., Class A	9,800	335,258
First American Financial Corp.	82,600	1,989,834
Global Indemnity plc*	11,550	255,601
Greenlight Capital Reinsurance Ltd., Class A*	20,316	468,893
Hallmark Financial Services*	19,600	184,044
Hilltop Holdings, Inc.*	34,441	466,331
Horace Mann Educators Corp.	24,910	497,204
Independence Holding Co.	9,784	93,144
Infinity Property & Casualty Corp.	9,300	541,632
Kansas City Life Insurance Co.	4,390	167,522
Maiden Holdings Ltd.	34,930	321,007
Meadowbrook Insurance Group, Inc.	33,000	190,740
Montpelier Reinsurance Holdings Ltd.	45,200	1,033,272
National Financial Partners Corp.*	31,965	547,880
National Interstate Corp.	9,900	285,318
National Western Life Insurance Co., Class A	1,530	241,342
Navigators Group, Inc.*	7,600	388,132
OneBeacon Insurance Group Ltd., Class A	20,000	$278,000
Phoenix Cos., Inc.*	4,100	101,393
Platinum Underwriters Holdings Ltd.	28,380	1,305,480
Primerica, Inc.	36,600	1,098,366
RLI Corp.	16,500	1,066,890
Safety Insurance Group, Inc.	8,350	385,519
Selective Insurance Group, Inc.	39,140	754,228
State Auto Financial Corp.	13,500	201,690
Stewart Information Services Corp.	20,500	533,000
Symetra Financial Corp.	60,200	781,396
Tower Group, Inc.	27,126	482,029
United Fire Group, Inc.	15,100	329,784
Universal Insurance Holdings, Inc.	45,100	197,538
Validus Holdings Ltd.	7,135	246,728

		24,687,819

Real Estate Investment Trusts (REITs) (3.9%)
Acadia Realty Trust (REIT)	32,086	804,717
AG Mortgage Investment Trust, Inc. (REIT)	15,100	354,548
Agree Realty Corp. (REIT)	7,878	211,052
Alexander’s, Inc. (REIT)	1,600	529,280
American Assets Trust, Inc. (REIT)	23,296	650,657
American Capital Mortgage Investment Corp. (REIT)	28,200	664,674
American Realty Capital Trust, Inc. (REIT)	123,300	1,424,115
Anworth Mortgage Asset Corp. (REIT)	130,400	753,712
Apollo Commercial Real Estate Finance, Inc. (REIT)	19,160	310,967
Apollo Residential Mortgage, Inc. (REIT)	13,400	270,546
ARMOUR Residential REIT, Inc. (REIT)	233,308	1,509,503
Ashford Hospitality Trust, Inc. (REIT)	35,550	373,630
Associated Estates Realty Corp. (REIT)	38,500	620,620
Campus Crest Communities, Inc. (REIT)	24,164	296,251
CapLease, Inc. (REIT)	63,600	354,252
Capstead Mortgage Corp. (REIT)	76,810	881,011
Cedar Realty Trust, Inc. (REIT)	54,300	286,704
Chatham Lodging Trust (REIT)	16,800	258,384
Chesapeake Lodging Trust (REIT)	30,620	639,346
Colonial Properties Trust (REIT)	75,000	1,602,750
Colony Financial, Inc. (REIT)	31,834	620,763
Coresite Realty Corp. (REIT)	17,800	492,348
Cousins Properties, Inc. (REIT)	63,102	526,902
CreXus Investment Corp. (REIT)	52,072	637,882
CubeSmart (REIT)	88,350	1,287,259
CYS Investments, Inc. (REIT)	129,037	1,523,927

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
DCT Industrial Trust, Inc. (REIT)	216,800	$1,407,032
DiamondRock Hospitality Co. (REIT)	142,108	1,278,972
DuPont Fabros Technology, Inc. (REIT)	47,710	1,152,674
Dynex Capital, Inc. (REIT)	33,330	314,635
EastGroup Properties, Inc. (REIT)	22,180	1,193,506
Education Realty Trust, Inc. (REIT)	88,000	936,320
EPR Properties (REIT)	39,678	1,829,552
Equity One, Inc. (REIT)	38,700	813,087
Excel Trust, Inc. (REIT)	23,700	300,279
FelCor Lodging Trust, Inc. (REIT)*	88,640	413,949
First Industrial Realty Trust, Inc. (REIT)*	77,900	1,096,832
First Potomac Realty Trust (REIT)	34,657	428,360
Franklin Street Properties Corp. (REIT)	48,980	602,944
Getty Realty Corp. (REIT)	19,520	352,531
Gladstone Commercial Corp. (REIT)	14,000	251,300
Glimcher Realty Trust (REIT)	100,330	1,112,660
Government Properties Income Trust (REIT)	32,850	787,414
Healthcare Realty Trust, Inc. (REIT)	66,600	1,599,066
Hersha Hospitality Trust (REIT)	133,729	668,645
Highwoods Properties, Inc. (REIT)	60,800	2,033,760
Hudson Pacific Properties, Inc. (REIT)	27,900	587,574
Inland Real Estate Corp. (REIT)	47,500	398,050
Invesco Mortgage Capital, Inc. (REIT)	89,755	1,769,071
Investors Real Estate Trust (REIT)	55,920	488,182
iStar Financial, Inc. (REIT)*	66,700	543,605
Kite Realty Group Trust (REIT)	44,430	248,364
LaSalle Hotel Properties (REIT)	69,950	1,776,030
Lexington Realty Trust (REIT)	100,945	1,054,875
LTC Properties, Inc. (REIT)	21,800	767,142
Medical Properties Trust, Inc. (REIT)	96,558	1,154,834
Mission West Properties, Inc. (REIT)	8,345	76,023
Monmouth Real Estate Investment Corp. (REIT), Class A	34,513	357,555
National Health Investors, Inc. (REIT)	17,400	983,622
NorthStar Realty Finance Corp. (REIT)	103,680	729,907
Omega Healthcare Investors, Inc. (REIT)	82,330	1,963,570
One Liberty Properties, Inc. (REIT)	12,200	$247,538
Parkway Properties, Inc./Maryland (REIT)	19,269	269,573
Pebblebrook Hotel Trust (REIT)	45,428	1,049,387
Pennsylvania Real Estate Investment Trust (REIT)	39,160	690,782
PennyMac Mortgage Investment Trust (REIT)	46,763	1,182,636
Potlatch Corp. (REIT)	28,600	1,120,834
PS Business Parks, Inc. (REIT)	13,120	852,538
RAIT Financial Trust (REIT)	54,300	306,795
Ramco-Gershenson Properties Trust (REIT)	26,860	357,507
Redwood Trust, Inc. (REIT)	61,900	1,045,491
Resource Capital Corp. (REIT)	75,850	424,760
Retail Opportunity Investments Corp. (REIT)	37,400	480,964
RLJ Lodging Trust (REIT)	83,000	1,607,710
Rouse Properties, Inc. (REIT)	17,800	301,176
Ryman Hospitality Properties (REIT)	30,216	1,162,107
Sabra Health Care REIT, Inc. (REIT)	26,200	569,064
Saul Centers, Inc. (REIT)	5,650	241,763
Select Income REIT (REIT)	10,300	255,131
Sovran Self Storage, Inc. (REIT)	22,520	1,398,492
STAG Industrial, Inc. (REIT)	22,200	398,934
Strategic Hotels & Resorts, Inc. (REIT)*	166,972	1,068,621
Summit Hotel Properties, Inc. (REIT)	27,800	264,100
Sun Communities, Inc. (REIT)	22,940	915,077
Sunstone Hotel Investors, Inc. (REIT)*	106,263	1,138,077
Two Harbors Investment Corp. (REIT)	217,550	2,410,454
UMH Properties, Inc. (REIT)	1,100	11,363
Universal Health Realty Income Trust (REIT)	7,650	387,166
Urstadt Biddle Properties, Inc. (REIT), Class A	13,570	267,058
Washington Real Estate Investment Trust (REIT)	47,800	1,249,970
Western Asset Mortgage Capital Corp. (REIT)	14,300	282,711
Winthrop Realty Trust (REIT)	19,800	218,790

		71,534,291

Real Estate Management & Development (0.5%)
AV Homes, Inc.*	13,500	191,970
Consolidated-Tomoka Land Co.	100	3,101
Forestar Group, Inc.*	24,000	415,920
Kennedy-Wilson Holdings, Inc.	33,500	468,330
Realogy Holdings Corp.*	164,958	6,921,637
Tejon Ranch Co.*	9,200	258,336
Thomas Properties Group, Inc.	49,700	268,877

		8,528,171

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Thrifts & Mortgage Finance (0.8%)
Astoria Financial Corp.	57,300	$536,328
Bank Mutual Corp.	35,000	150,500
BankFinancial Corp.	19,600	145,432
Beneficial Mutual Bancorp, Inc.*	20,970	199,215
Berkshire Hills Bancorp, Inc.	14,800	353,128
BofI Holding, Inc.*	12,100	337,227
Brookline Bancorp, Inc.	51,156	434,826
Cape Bancorp, Inc.	400	3,476
Charter Financial Corp./Georgia	25,400	269,240
Clifton Savings Bancorp, Inc.	20,500	231,035
Dime Community Bancshares, Inc.	18,400	255,576
Doral Financial Corp.*	186,800	135,262
ESB Financial Corp.	11,520	159,783
ESSA Bancorp, Inc.	14,000	152,460
EverBank Financial Corp.	13,100	195,321
Farmer Mac, Class C	11,100	360,750
First Defiance Financial Corp.	700	13,433
First Financial Holdings, Inc.	2,800	36,624
First Financial Northwest, Inc.*	100	755
First PacTrust Bancorp, Inc.	400	4,908
Flushing Financial Corp.	20,350	312,169
Fox Chase Bancorp, Inc.	19,900	331,335
Franklin Financial Corp./Virginia	18,800	311,704
Heritage Financial Group, Inc.	100	1,379
Home Federal Bancorp, Inc./Idaho	24,461	304,050
Home Loan Servicing Solutions Ltd.	22,400	423,360
HomeStreet, Inc.*	1,700	43,435
Kearny Financial Corp.	15,407	150,218
Meridian Interstate Bancorp, Inc.*	16,233	272,390
MGIC Investment Corp.*	54,551	145,106
Nationstar Mortgage Holdings, Inc.*	14,900	461,602
Northfield Bancorp, Inc./New Jersey	13,300	202,825
Northwest Bancshares, Inc.	78,390	951,655
OceanFirst Financial Corp.	20,487	281,696
Ocwen Financial Corp.*	83,600	2,891,724
Oritani Financial Corp.	39,194	600,452
Provident Financial Holdings, Inc.	100	1,750
Provident Financial Services, Inc.	43,000	641,560
Provident New York Bancorp	20,100	187,131
Radian Group, Inc.	140,266	857,025
Rockville Financial, Inc.	23,498	303,124
Roma Financial Corp.	16,700	252,504
Territorial Bancorp, Inc.	10,100	230,785
Tree.com, Inc.	100	1,803
TrustCo Bank Corp./New York	66,200	349,536
United Financial Bancorp, Inc.	10,900	171,348
ViewPoint Financial Group, Inc.	22,130	463,402
Walker & Dunlop, Inc.*	18,900	314,874
Westfield Financial, Inc.	21,240	153,565
WSFS Financial Corp.	3,700	$156,325

		15,745,111

Total Financials		289,112,383

Health Care (13.2%)
Biotechnology (3.5%)
Achillion Pharmaceuticals, Inc.*	402,415	3,227,368
Acorda Therapeutics, Inc.*	28,100	698,566
Aegerion Pharmaceuticals, Inc.*	16,100	408,779
Affymax, Inc.*	25,200	478,800
Agenus, Inc.*	100	410
Alkermes plc*	95,200	1,763,104
Alnylam Pharmaceuticals, Inc.*	32,300	589,475
AMAG Pharmaceuticals, Inc.*	19,553	287,625
Amicus Therapeutics, Inc.*	57,300	153,564
Anacor Pharmaceuticals, Inc.*	36,800	191,360
Arena Pharmaceuticals, Inc.*	168,800	1,522,576
ARIAD Pharmaceuticals, Inc.*	277,458	5,321,644
Array BioPharma, Inc.*	92,500	344,100
Astex Pharmaceuticals*	12,000	34,920
AVEO Pharmaceuticals, Inc.*	21,800	175,490
BioCryst Pharmaceuticals, Inc.*	58,200	82,644
Biospecifics Technologies Corp.*	400	5,980
Biotime, Inc.*	32,400	101,736
Celldex Therapeutics, Inc.*	33,600	225,456
Cepheid, Inc.*	51,000	1,724,310
ChemoCentryx, Inc.*	13,700	149,878
Clovis Oncology, Inc.*	11,700	187,200
Codexis, Inc.*	28,166	62,247
Coronado Biosciences, Inc.*	1,600	7,216
Cubist Pharmaceuticals, Inc.*	231,066	9,718,636
Curis, Inc.*	78,400	268,912
Cytori Therapeutics, Inc.*	35,200	99,264
Dendreon Corp.*	119,800	632,544
Discovery Laboratories, Inc.*	1,600	3,376
Dyax Corp.*	126,000	438,480
Dynavax Technologies Corp.*	135,400	387,244
Emergent Biosolutions, Inc.*	18,700	299,948
Enzon Pharmaceuticals, Inc.	38,700	171,441
Exact Sciences Corp.*	40,800	432,072
Exelixis, Inc.*	142,700	652,139
Genomic Health, Inc.*	10,000	272,600
Geron Corp.*	32,000	45,120
GTx, Inc.*	58,500	245,700
Halozyme Therapeutics, Inc.*	59,200	397,232
Idenix Pharmaceuticals, Inc.*	47,200	228,920
ImmunoCellular Therapeutics Ltd.*	3,700	7,104
Immunogen, Inc.*	64,800	826,200
Immunomedics, Inc.*	59,600	174,032
Infinity Pharmaceuticals, Inc.*	18,800	658,000
InterMune, Inc.*	50,900	493,221
Ironwood Pharmaceuticals, Inc.*	58,500	648,765
Isis Pharmaceuticals, Inc.*	96,700	1,011,482
Keryx Biopharmaceuticals, Inc.*	129,700	339,814
Lexicon Pharmaceuticals, Inc.*	224,300	497,946
Ligand Pharmaceuticals, Inc., Class B*	12,050	249,917

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
MannKind Corp.*	93,055	$214,957
Maxygen, Inc.	20,400	50,184
Merrimack Pharmaceuticals, Inc.*	37,200	226,548
Momenta Pharmaceuticals, Inc.*	33,100	389,918
Neurocrine Biosciences, Inc.*	43,100	322,388
NewLink Genetics Corp.*	20,100	251,250
Novavax, Inc.*	70,400	133,056
NPS Pharmaceuticals, Inc.*	61,200	556,920
OncoGenex Pharmaceutical, Inc.*	2,600	34,112
Oncothyreon, Inc.*	38,000	72,960
Onyx Pharmaceuticals, Inc.*	184,990	13,972,295
Opko Health, Inc.*	73,800	354,978
Orexigen Therapeutics, Inc.*	47,700	251,379
Osiris Therapeutics, Inc.*	34,900	313,402
PDL BioPharma, Inc.	101,200	713,460
Pharmacyclics, Inc.*	42,300	2,449,170
Progenics Pharmaceuticals, Inc.*	30,700	91,486
Raptor Pharmaceutical Corp.*	49,500	289,575
Repligen Corp.*	2,400	15,096
Rigel Pharmaceuticals, Inc.*	65,200	423,800
Sangamo BioSciences, Inc.*	32,600	195,926
Seattle Genetics, Inc.*	82,700	1,918,640
SIGA Technologies, Inc.*	30,400	79,648
Spectrum Pharmaceuticals, Inc.	46,200	516,978
Sunesis Pharmaceuticals, Inc.*	11,200	47,040
Synageva BioPharma Corp.*	7,100	328,659
Synergy Pharmaceuticals, Inc.*	51,000	268,260
Synta Pharmaceuticals Corp.*	44,500	401,390
Targacept, Inc.*	19,400	84,972
Tesaro, Inc.*	800	13,560
Theravance, Inc.*	50,000	1,113,500
Threshold Pharmaceuticals, Inc.*	34,200	143,982
Trius Therapeutics, Inc.*	9,000	43,020
Vanda Pharmaceuticals, Inc.*	19,903	73,641
Verastem, Inc.*	19,790	173,954
Vical, Inc.*	68,900	200,499
XOMA Corp.*	12,500	29,938
ZIOPHARM Oncology, Inc.*	49,700	206,752

		63,911,850

Health Care Equipment & Supplies (3.1%)
Abaxis, Inc.	14,700	545,370
ABIOMED, Inc.*	22,900	308,234
Accuray, Inc.*	48,667	312,929
Align Technology, Inc.*	112,170	3,112,718
Alphatec Holdings, Inc.*	78,400	129,360
Analogic Corp.	8,700	646,410
AngioDynamics, Inc.*	11,900	130,781
Anika Therapeutics, Inc.*	2,200	21,868
Antares Pharma, Inc.*	97,600	371,856
ArthroCare Corp.*	17,200	594,948
AtriCure, Inc.*	3,300	22,770
Atrion Corp.	1,300	254,800
Cantel Medical Corp.	15,450	459,328
Cardiovascular Systems, Inc.*	2,800	35,140
Cerus Corp.*	26,800	84,688
Conceptus, Inc.*	19,600	411,796
CONMED Corp.	18,600	519,870
CryoLife, Inc.	17,400	108,402
Cyberonics, Inc.*	21,700	$1,139,901
Cynosure, Inc., Class A*	16,600	400,226
Derma Sciences, Inc.*	200	2,222
DexCom, Inc.*	47,700	649,197
Endologix, Inc.*	46,600	663,584
EnteroMedics, Inc.*	1,000	2,800
Exactech, Inc.*	18,800	318,660
Globus Medical, Inc., Class A*	2,100	22,029
Greatbatch, Inc.*	15,100	350,924
Haemonetics Corp.*	37,000	1,511,080
Hansen Medical, Inc.*	3,400	7,072
HeartWare International, Inc.*	121,170	10,172,221
ICU Medical, Inc.*	7,600	463,068
Insulet Corp.*	31,300	664,186
Integra LifeSciences Holdings Corp.*	14,300	557,271
Invacare Corp.	20,100	327,630
MAKO Surgical Corp.*	28,100	361,647
Masimo Corp.	33,950	713,289
Meridian Bioscience, Inc.	26,900	544,725
Merit Medical Systems, Inc.*	32,675	454,183
Natus Medical, Inc.*	16,700	186,706
Navidea Biopharmaceuticals, Inc.*	70,000	198,100
Neogen Corp.*	18,300	829,356
NuVasive, Inc.*	33,600	519,456
NxStage Medical, Inc.*	32,000	360,000
OraSure Technologies, Inc.*	33,600	241,248
Orthofix International N.V.*	12,500	491,625
Palomar Medical Technologies, Inc.*	14,300	131,703
PhotoMedex, Inc.*	17,200	249,572
Quidel Corp.*	17,900	334,193
Rochester Medical Corp.*	500	5,040
Rockwell Medical Technologies, Inc.*	17,300	139,265
RTI Biologics, Inc.*	35,200	150,304
Sirona Dental Systems, Inc.*	181,072	11,671,901
Solta Medical, Inc.*	11,800	31,506
Spectranetics Corp.*	35,600	525,812
STAAR Surgical Co.*	30,600	186,660
STERIS Corp.	42,900	1,489,917
SurModics, Inc.*	20,600	460,616
Symmetry Medical, Inc.*	26,200	275,624
Tornier N.V.*	9,200	154,468
Unilife Corp.*	55,800	126,666
Utah Medical Products, Inc.	200	7,210
Vascular Solutions, Inc.*	18,600	293,880
Volcano Corp.*	316,832	7,480,404
West Pharmaceutical Services, Inc.	29,500	1,615,125
Wright Medical Group, Inc.*	30,600	642,294
Young Innovations, Inc.	6,400	252,224
Zeltiq Aesthetics, Inc.*	25,600	118,528

		56,566,586

Health Care Providers & Services (3.8%)
Acadia Healthcare Co., Inc.*	383,802	8,954,101
Accretive Health, Inc.*	43,800	506,328
Air Methods Corp.	32,100	1,184,169
Almost Family, Inc.	6,800	137,768
Amedisys, Inc.*	20,300	228,781

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
AMN Healthcare Services, Inc.*	32,800	$378,840
Amsurg Corp.*	22,416	672,704
Assisted Living Concepts, Inc., Class A	16,860	164,385
Bio-Reference Labs, Inc.*	15,800	453,302
BioScrip, Inc.*	32,400	348,948
Capital Senior Living Corp.*	30,800	575,652
Catamaran Corp.*	319,056	15,030,728
Centene Corp.*	38,300	1,570,300
Chemed Corp.	14,500	994,555
Chindex International, Inc.*	13,100	137,550
Corvel Corp.*	5,700	255,531
Cross Country Healthcare, Inc.*	51,800	248,640
Emeritus Corp.*	21,891	541,146
Ensign Group, Inc.	11,700	318,123
ExamWorks Group, Inc.*	20,300	283,997
Five Star Quality Care, Inc.*	39,400	197,394
Gentiva Health Services, Inc.*	26,900	270,345
Hanger, Inc.*	26,500	725,040
HealthSouth Corp.*	71,600	1,511,476
Healthways, Inc.*	25,900	277,130
HMS Holdings Corp.*	66,900	1,734,048
IPC The Hospitalist Co., Inc.*	10,800	428,868
Kindred Healthcare, Inc.*	33,541	362,914
Landauer, Inc.	6,233	381,522
LHC Group, Inc.*	9,400	200,220
Magellan Health Services, Inc.*	20,500	1,004,500
MEDNAX, Inc.*	162,843	12,949,275
Molina Healthcare, Inc.*	20,050	542,553
MWI Veterinary Supply, Inc.*	8,900	979,000
National Healthcare Corp.	6,100	286,822
National Research Corp.	3,248	176,042
Owens & Minor, Inc.#	48,850	1,392,713
PharMerica Corp.*	20,800	296,192
Providence Service Corp.*	13,800	234,462
PSS World Medical, Inc.*	39,700	1,146,536
Select Medical Holdings Corp.	36,419	343,431
Skilled Healthcare Group, Inc., Class A*	25,990	165,556
Sunrise Senior Living, Inc.*	42,300	608,274
Team Health Holdings, Inc.*	19,100	549,507
Triple-S Management Corp., Class B*	12,200	225,334
U.S. Physical Therapy, Inc.	7,200	198,288
Universal American Corp.	20,000	171,800
Vanguard Health Systems, Inc.*	23,695	290,264
WellCare Health Plans, Inc.*	175,050	8,523,184

		69,158,238

Health Care Technology (0.3%)
athenahealth, Inc.*	26,750	1,964,788
Computer Programs & Systems, Inc.	6,500	327,210
Epocrates, Inc.*	15,800	139,356
Greenway Medical Technologies*	15,300	235,008
HealthStream, Inc.*	15,100	367,081
MedAssets, Inc.*	45,400	761,358
Medidata Solutions, Inc.*	15,100	591,769
Merge Healthcare, Inc.*	73,200	180,804
Omnicell, Inc.*	23,800	353,906
Quality Systems, Inc.	27,800	482,608
Vocera Communications, Inc.*	10,600	$266,060

		5,669,948

Life Sciences Tools & Services (0.5%)
Affymetrix, Inc.*	58,100	184,177
Cambrex Corp.*	29,600	336,848
Fluidigm Corp.*	18,500	264,735
Furiex Pharmaceuticals, Inc.*	3,700	71,262
Harvard Bioscience, Inc.*	4,000	17,520
ICON plc (ADR)*	241,630	6,707,649
Luminex Corp.*	28,500	477,660
Pacific Biosciences of California, Inc.*	54,900	93,330
PAREXEL International Corp.*	42,277	1,250,976
Sequenom, Inc.*	64,100	302,552

		9,706,709

Pharmaceuticals (2.0%)
Acura Pharmaceuticals, Inc.*	69,304	153,855
Akorn, Inc.*	678,172	9,060,378
Ampio Pharmaceuticals, Inc.*	35,300	126,727
Auxilium Pharmaceuticals, Inc.*	37,600	696,728
AVANIR Pharmaceuticals, Inc., Class A*	67,200	176,736
Cadence Pharmaceuticals, Inc.*	103,000	493,370
Corcept Therapeutics, Inc.*	42,500	60,775
Cornerstone Therapeutics, Inc.*	17,600	83,248
Cumberland Pharmaceuticals, Inc.*	100	420
Depomed, Inc.*	47,000	290,930
Endocyte, Inc.*	35,900	322,382
Forest Laboratories, Inc. (Contingent value shares)*(b)†	11,400	10,830
Hi-Tech Pharmacal Co., Inc.	9,500	332,310
Horizon Pharma, Inc.*	18,100	42,173
Impax Laboratories, Inc.*	240,150	4,920,673
Jazz Pharmaceuticals plc*	174,270	9,271,164
Lannett Co., Inc.*	24,000	119,040
MAP Pharmaceuticals, Inc.*	16,300	256,073
Medicines Co.*	38,300	918,051
Nektar Therapeutics*	79,800	591,318
Obagi Medical Products, Inc.*	11,800	160,362
Omeros Corp.*	16,800	87,192
Optimer Pharmaceuticals, Inc.*	290,373	2,627,876
Pacira Pharmaceuticals, Inc.*	21,300	372,111
Pain Therapeutics, Inc.*	81,200	220,052
Pernix Therapeutics Holdings*	42,468	329,127
Pozen, Inc.*	50,300	252,003
Questcor Pharmaceuticals, Inc.	41,400	1,106,208
Repros Therapeutics, Inc.*	2,900	45,675
Sagent Pharmaceuticals, Inc.*	8,800	141,592
Santarus, Inc.*	51,800	568,764
Sciclone Pharmaceuticals, Inc.*	56,000	241,360
Sucampo Pharmaceuticals, Inc., Class A*	24,300	119,070
Supernus Pharmaceuticals, Inc.*	1,500	10,755
Transcept Pharmaceuticals, Inc.*	7,700	34,265
Ventrus Biosciences, Inc.*	1,300	2,808
ViroPharma, Inc.*	51,100	1,163,036
Vivus, Inc.*	77,500	1,040,050
XenoPort, Inc.*	33,900	263,403

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Zogenix, Inc.*	10,800	$14,364

		36,727,254

Total Health Care		241,740,585

Industrials (20.8%)
Aerospace & Defense (1.7%)
AAR Corp.	24,500	457,660
Aerovironment, Inc.*	12,100	263,054
American Science & Engineering, Inc.	6,082	396,607
API Technologies Corp.*	1,200	3,528
Astronics Corp.*	8,000	183,040
Cubic Corp.	12,600	604,422
Curtiss-Wright Corp.	33,000	1,083,390
DigitalGlobe, Inc.*	25,300	618,332
Esterline Technologies Corp.*	23,400	1,488,474
GenCorp, Inc.*	35,500	324,825
GeoEye, Inc.*	15,000	460,950
HEICO Corp.	40,997	1,835,026
Hexcel Corp.*	672,322	18,125,801
KEYW Holding Corp.*	13,200	167,508
Kratos Defense & Security Solutions, Inc.*	36,818	185,194
LMI Aerospace, Inc.*	11,800	228,212
Moog, Inc., Class A*	34,200	1,403,226
National Presto Industries, Inc.	3,778	261,060
Orbital Sciences Corp.*	39,400	542,538
Taser International, Inc.*	42,400	379,056
Teledyne Technologies, Inc.*	30,800	2,004,156

		31,016,059

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	33,600	134,736
Atlas Air Worldwide Holdings, Inc.*	18,600	824,166
Echo Global Logistics, Inc.*	14,100	253,377
Forward Air Corp.	22,600	791,226
Hub Group, Inc., Class A*	28,900	971,040
Pacer International, Inc.*	10,100	39,390
Park-Ohio Holdings Corp.*	13,100	279,161
XPO Logistics, Inc.*	3,800	66,044

		3,359,140

Airlines (0.4%)
Alaska Air Group, Inc.*	52,800	2,275,152
Allegiant Travel Co.	10,190	748,048
Hawaiian Holdings, Inc.*	23,500	154,395
JetBlue Airways Corp.*	176,800	1,009,528
Republic Airways Holdings, Inc.*	23,500	133,480
SkyWest, Inc.	34,100	424,886
Spirit Airlines, Inc.*	32,400	574,128
U.S. Airways Group, Inc.*	142,400	1,922,400

		7,242,017

Building Products (0.8%)
A.O. Smith Corp.	30,250	1,907,867
AAON, Inc.	13,450	280,702
Ameresco, Inc., Class A*	19,600	192,276
American Woodmark Corp.*	14,500	403,390
Apogee Enterprises, Inc.	15,700	376,329
Builders FirstSource, Inc.	45,300	$252,774
Gibraltar Industries, Inc.*	20,400	324,768
Griffon Corp.	27,100	310,566
Insteel Industries, Inc.	14,200	177,216
NCI Building Systems, Inc.*	27,880	387,532
Nortek, Inc.*	6,000	397,500
Patrick Industries, Inc.*	1,800	28,008
PGT, Inc.*	1,000	4,500
Quanex Building Products Corp.	25,200	514,332
Simpson Manufacturing Co., Inc.	186,739	6,123,172
Trex Co., Inc.*	10,900	405,807
Universal Forest Products, Inc.	14,900	566,796
USG Corp.*	57,700	1,619,639

		14,273,174

Commercial Services & Supplies (1.6%)
ABM Industries, Inc.	36,000	718,200
ACCO Brands Corp.*	80,600	591,604
Acorn Energy, Inc.	1,200	9,372
American Reprographics Co.*	65,800	168,448
Brink’s Co.	36,800	1,049,904
Casella Waste Systems, Inc., Class A*	28,000	122,640
CECO Environmental Corp.	300	2,985
Cenveo, Inc.*	78,400	211,680
CompX International, Inc.	19,200	267,456
Consolidated Graphics, Inc.*	10,000	349,200
Courier Corp.	21,900	240,900
Deluxe Corp.	39,400	1,270,256
EnergySolutions, Inc.*	43,900	136,968
EnerNOC, Inc.*	14,500	170,375
Ennis, Inc.	14,500	224,315
G&K Services, Inc., Class A	13,400	457,610
GEO Group, Inc.	50,181	1,415,104
Healthcare Services Group, Inc.	52,200	1,212,606
Heritage-Crystal Clean, Inc.*	12,800	192,128
Herman Miller, Inc.	39,300	841,806
HNI Corp.	35,400	1,064,124
InnerWorkings, Inc.*	22,600	311,428
Interface, Inc.	37,800	607,824
Intersections, Inc.	13,800	130,824
Kimball International, Inc., Class B	38,900	451,629
Knoll, Inc.	527,152	8,097,055
McGrath RentCorp	15,500	449,810
Metalico, Inc.*	44,600	87,416
Mine Safety Appliances Co.	18,800	802,948
Mobile Mini, Inc.*	32,000	666,560
Multi-Color Corp.	8,300	199,117
NL Industries, Inc.	13,700	156,865
Performant Financial Corp.*	1,300	13,130
Quad/Graphics, Inc.	20,500	417,995
Schawk, Inc.	33,100	435,596
Standard Parking Corp.*	13,400	294,666
Steelcase, Inc., Class A	47,800	608,972
Swisher Hygiene, Inc.*	53,900	94,325
Sykes Enterprises, Inc.*	24,228	368,750
Team, Inc.*	18,000	684,720
Tetra Tech, Inc.#*	44,700	1,182,315
TMS International Corp., Class A*	21,000	262,920

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
U.S. Ecology, Inc.	13,800	$324,852
UniFirst Corp.	9,400	689,208
United Stationers, Inc.	34,890	1,081,241
Viad Corp.	11,600	315,056

		29,452,903

Construction & Engineering (0.4%)
Aegion Corp.*	25,200	559,188
Argan, Inc.	12,000	216,000
Comfort Systems USA, Inc.	20,900	254,144
Dycom Industries, Inc.*	22,700	449,460
EMCOR Group, Inc.	56,900	1,969,309
Furmanite Corp.*	36,600	196,542
Granite Construction, Inc.	27,700	931,274
Great Lakes Dredge & Dock Corp.	34,300	306,299
Layne Christensen Co.*	13,800	334,926
MasTec, Inc.*	40,300	1,004,679
Michael Baker Corp.	14,900	371,457
MYR Group, Inc.*	19,700	438,325
Northwest Pipe Co.*	10,600	252,916
Orion Marine Group, Inc.*	17,400	127,194
Pike Electric Corp.	20,600	196,730
Primoris Services Corp.	22,900	344,416
Sterling Construction Co., Inc.*	800	7,952
Tutor Perini Corp.*	19,700	269,890

		8,230,701

Electrical Equipment (1.3%)
Acuity Brands, Inc.	36,200	2,451,826
American Superconductor Corp.*	37,400	97,988
AMETEK, Inc.	323,530	12,155,022
AZZ, Inc.	19,500	749,385
Belden, Inc.	36,300	1,633,137
Brady Corp., Class A	38,100	1,272,540
Capstone Turbine Corp.*	146,200	130,118
Coleman Cable, Inc.	31,100	288,297
Encore Wire Corp.	12,200	369,782
EnerSys, Inc.*	36,000	1,354,680
Enphase Energy, Inc.*	35,300	128,845
Franklin Electric Co., Inc.	16,800	1,044,456
FuelCell Energy, Inc.*	117,900	108,115
Generac Holdings, Inc.	18,000	617,580
Global Power Equipment Group, Inc.	10,800	185,220
II-VI, Inc.*	37,100	677,817
LSI Industries, Inc.	600	4,206
Powell Industries, Inc.*	7,000	290,710
Preformed Line Products Co.	4,198	249,445
Thermon Group Holdings, Inc.*	15,500	349,215
Vicor Corp.*	29,500	159,890

		24,318,274

Industrial Conglomerates (0.6%)
Carlisle Cos., Inc.	175,865	10,333,827
Raven Industries, Inc.	26,000	685,360
Seaboard Corp.	200	505,976
Standex International Corp.	9,600	492,384

		12,017,547

Machinery (7.4%)
Accuride Corp.*	6,900	$22,149
Actuant Corp., Class A	431,870	12,053,492
Alamo Group, Inc.	7,600	248,064
Albany International Corp., Class A	16,700	378,756
Altra Holdings, Inc.	16,800	370,440
American Railcar Industries, Inc.	11,000	349,030
Ampco-Pittsburgh Corp.	7,600	151,848
Astec Industries, Inc.	11,400	379,962
Barnes Group, Inc.	39,110	878,411
Blount International, Inc.*	30,600	484,092
Briggs & Stratton Corp.	35,000	737,800
Cascade Corp.	5,600	360,080
Chart Industries, Inc.*	221,790	14,786,739
CIRCOR International, Inc.	10,900	431,531
CLARCOR, Inc.	39,100	1,868,198
Columbus McKinnon Corp.*	10,600	175,112
Commercial Vehicle Group, Inc.*	13,000	106,730
Douglas Dynamics, Inc.	17,000	244,630
Dynamic Materials Corp.	9,900	137,610
Energy Recovery, Inc.*	62,800	213,520
EnPro Industries, Inc.*	12,800	523,520
ESCO Technologies, Inc.	20,800	778,128
Federal Signal Corp.*	45,300	344,733
Flow International Corp.*	13,400	46,900
FreightCar America, Inc.	9,200	206,264
Gorman-Rupp Co.	8,675	258,775
Graham Corp.	11,800	230,100
Greenbrier Cos., Inc.*	17,400	281,358
Hurco Cos., Inc.*	500	11,500
Hyster-Yale Materials Handling, Inc.	13,000	634,400
IDEX Corp.	291,900	13,582,107
John Bean Technologies Corp.	18,400	326,968
Joy Global, Inc.	157,940	10,073,413
Kadant, Inc.*	11,500	304,865
Kaydon Corp.	22,300	533,639
L.B. Foster Co., Class A	4,700	204,168
Lincoln Electric Holdings, Inc.	280,890	13,673,725
Lindsay Corp.	8,200	656,984
Lydall, Inc.*	22,600	324,084
Meritor, Inc.*	65,800	311,234
Met-Pro Corp.	19,300	187,017
Middleby Corp.*	114,940	14,736,458
Miller Industries, Inc.	14,700	224,175
Mueller Industries, Inc.	15,200	760,456
Mueller Water Products, Inc., Class A	97,400	546,414
NN, Inc.*	4,100	37,556
Omega Flex, Inc.	13,700	169,332
PMFG, Inc.*	10,700	97,263
Proto Labs, Inc.*	8,300	327,186
RBC Bearings, Inc.*	220,001	11,015,450
Rexnord Corp.*	22,400	477,120
Robbins & Myers, Inc.	141,916	8,436,906
Sauer-Danfoss, Inc.	13,000	693,810
Sun Hydraulics Corp.	12,000	312,960
Tennant Co.	13,800	606,510

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Titan International, Inc.	30,200	$655,944
Trimas Corp.*	25,000	699,000
Twin Disc, Inc.	11,200	195,216
Valmont Industries, Inc.	105,325	14,382,129
Wabash National Corp.*	37,700	338,169
Watts Water Technologies, Inc., Class A	23,092	992,725
Woodward, Inc.	53,800	2,051,394

		135,628,249

Marine (0.8%)
Genco Shipping & Trading Ltd.*	15,300	53,397
International Shipholding Corp.	14,400	237,312
Kirby Corp.*	240,574	14,889,125

		15,179,834

Professional Services (2.2%)
Acacia Research Corp.*	38,700	992,655
Advisory Board Co.*	269,386	12,604,571
Barrett Business Services, Inc.	14,900	567,541
CBIZ, Inc.*	21,200	125,292
CDI Corp.	14,400	246,672
Corporate Executive Board Co.	26,500	1,257,690
CRA International, Inc.*	7,200	142,344
Dolan Co.*	12,800	49,792
Exponent, Inc.*	10,000	558,300
Franklin Covey Co.*	26,300	339,270
FTI Consulting, Inc.*	30,200	996,600
GP Strategies Corp.*	19,900	410,935
Heidrick & Struggles International, Inc.	9,900	151,074
Hill International, Inc.*	33,500	122,610
Hudson Global, Inc.*	50,200	224,896
Huron Consulting Group, Inc.*	17,800	599,682
ICF International, Inc.*	11,700	274,248
Insperity, Inc.	14,100	459,096
Kelly Services, Inc., Class A	18,100	284,894
Kforce, Inc.	21,300	305,229
Korn/Ferry International*	30,100	477,386
Mistras Group, Inc.*	16,000	395,040
Navigant Consulting, Inc.*	38,800	433,008
Odyssey Marine Exploration, Inc.*	74,100	220,077
On Assignment, Inc.*	33,400	677,352
Pendrell Corp.*	120,300	152,781
Resources Connection, Inc.	26,700	318,798
Robert Half International, Inc.	501,530	15,958,685
RPX Corp.*	4,300	38,872
TrueBlue, Inc.*	28,300	445,725
VSE Corp.	5,400	132,354
WageWorks, Inc.*	8,492	151,157

		40,114,626

Road & Rail (1.4%)
Amerco, Inc.	5,700	722,817
Arkansas Best Corp.	3,700	35,335
Avis Budget Group, Inc.*	91,500	1,813,530
Celadon Group, Inc.	12,800	231,296
Genesee & Wyoming, Inc., Class A*	226,274	17,214,926
Heartland Express, Inc.	37,900	495,353
Knight Transportation, Inc.	46,800	$684,684
Marten Transport Ltd.	7,900	145,281
Old Dominion Freight Line, Inc.*	55,800	1,912,824
Patriot Transportation Holding, Inc.*	5,300	150,679
Quality Distribution, Inc.*	29,200	175,200
Roadrunner Transportation Systems, Inc.*	13,600	246,704
Saia, Inc.*	9,800	226,576
Swift Transportation Co.*	56,900	518,928
Universal Truckload Services, Inc.	10,000	182,500
Werner Enterprises, Inc.	30,200	654,434
Zipcar, Inc.*	9,000	74,160

		25,485,227

Trading Companies & Distributors (2.0%)
Aceto Corp.	33,500	336,340
Aircastle Ltd.	41,700	522,918
Applied Industrial Technologies, Inc.	31,900	1,340,119
Beacon Roofing Supply, Inc.*	33,000	1,098,240
CAI International, Inc.*	14,700	322,665
DXP Enterprises, Inc.*	6,900	338,583
Edgen Group, Inc.*	30,400	214,624
H&E Equipment Services, Inc.	13,800	207,966
Houston Wire & Cable Co.	13,400	164,418
Kaman Corp.	20,700	761,760
MSC Industrial Direct Co., Inc., Class A	139,180	10,491,388
Rush Enterprises, Inc., Class A*	22,000	454,740
SeaCube Container Leasing Ltd.	17,700	333,645
TAL International Group, Inc.	22,700	825,826
Textainer Group Holdings Ltd.	10,600	333,476
Titan Machinery, Inc.*	11,000	271,700
United Rentals, Inc.*	363,930	16,566,094
Watsco, Inc.	24,100	1,805,090
Willis Lease Finance Corp.*	200	2,862

		36,392,454

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	23,800	314,398

Total Industrials		383,024,603

Information Technology (18.5%)
Communications Equipment (2.2%)
Acme Packet, Inc.*	290,740	6,431,169
ADTRAN, Inc.	55,100	1,076,654
Anaren, Inc.*	11,000	213,950
Arris Group, Inc.*	91,200	1,362,528
Aruba Networks, Inc.*	87,000	1,805,250
Aviat Networks, Inc.*	43,669	143,671
Aware, Inc.	400	2,192
Bel Fuse, Inc., Class B	7,300	142,715
Black Box Corp.	11,800	287,212
CalAmp Corp.*	32,600	271,232
Calix, Inc.*	31,100	239,159
Ciena Corp.*	660,232	10,365,643
Comtech Telecommunications Corp.	18,500	469,530
Digi International, Inc.*	20,600	195,082

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Emulex Corp.*	54,500	$397,850
Extreme Networks, Inc.*	67,300	244,972
Finisar Corp.*	64,300	1,048,090
Globecomm Systems, Inc.*	34,100	385,330
Harmonic, Inc.*	77,700	393,939
Infinera Corp.*	75,000	435,750
InterDigital, Inc.	32,800	1,348,080
Ixia*	32,750	556,095
KVH Industries, Inc.*	15,000	209,700
Loral Space & Communications, Inc.	10,400	568,464
NETGEAR, Inc.*	26,300	1,036,746
Numerex Corp., Class A*	400	5,256
Oclaro, Inc.*	26,100	40,977
Oplink Communications, Inc.*	14,700	229,026
Parkervision, Inc.*	3,000	6,090
Plantronics, Inc.	31,600	1,165,092
Procera Networks, Inc.*	14,100	261,555
Riverbed Technology, Inc.*	338,479	6,674,815
ShoreTel, Inc.*	30,780	130,507
Sonus Networks, Inc.*	100,600	171,020
Symmetricom, Inc.*	28,500	164,445
Tellabs, Inc.	284,800	649,344
Telular Corp.	1,200	11,364
Tessco Technologies, Inc.	400	8,856
Ubiquiti Networks, Inc.	28,700	348,418
ViaSat, Inc.*	26,000	1,011,400
Westell Technologies, Inc., Class A*	70,500	130,425

		40,639,593

Computers & Peripherals (0.4%)
3D Systems Corp.*	36,400	1,941,940
Avid Technology, Inc.*	22,900	173,582
Cray, Inc.*	24,700	393,965
Electronics for Imaging, Inc.*	29,449	559,236
Imation Corp.*	24,600	114,882
Immersion Corp.*	36,800	252,816
Intermec, Inc.*	41,500	409,190
Intevac, Inc.*	1,400	6,398
QLogic Corp.*	75,800	737,534
Quantum Corp.*	94,400	117,056
Silicon Graphics International Corp.*	46,200	472,626
STEC, Inc.*	36,100	177,973
Stratasys Ltd.*	14,800	1,186,220
Super Micro Computer, Inc.*	7,100	72,420
Synaptics, Inc.*	22,500	674,325

		7,290,163

Electronic Equipment, Instruments & Components (1.2%)
Aeroflex Holding Corp.*	65,500	458,500
Agilysys, Inc.*	17,300	144,801
Anixter International, Inc.	21,800	1,394,764
Audience, Inc.*	7,700	80,003
Badger Meter, Inc.	9,500	450,395
Benchmark Electronics, Inc.*	48,500	806,070
Checkpoint Systems, Inc.*	26,100	280,314
Cognex Corp.	29,900	1,100,918
Coherent, Inc.	17,800	901,036
CTS Corp.	21,400	227,482
Daktronics, Inc.	26,600	294,462
DTS, Inc.*	9,108	$152,104
Echelon Corp.*	23,700	58,065
Electro Rent Corp.	16,100	247,618
Electro Scientific Industries, Inc.	14,600	145,270
Fabrinet*	16,500	216,810
FARO Technologies, Inc.*	13,195	470,798
FEI Co.	29,700	1,647,162
GSI Group, Inc.*	19,800	171,468
Insight Enterprises, Inc.*	33,600	583,632
InvenSense, Inc.*	28,200	313,302
Kemet Corp.*	43,400	218,302
Littelfuse, Inc.	16,500	1,018,215
Maxwell Technologies, Inc.*	28,700	237,923
Measurement Specialties, Inc.*	11,900	408,884
Mercury Systems, Inc.*	17,000	156,400
Mesa Laboratories, Inc.	200	10,022
Methode Electronics, Inc.	21,100	211,633
MTS Systems Corp.	11,300	575,509
Multi-Fineline Electronix, Inc.*	8,250	166,732
Neonode, Inc.*	40,800	198,288
Newport Corp.*	29,600	398,120
OSI Systems, Inc.*	13,800	883,752
Park Electrochemical Corp.	13,200	339,636
PC Connection, Inc.	22,200	255,300
Plexus Corp.*	25,895	668,091
Power-One, Inc.*	59,600	244,956
RadiSys Corp.*	18,900	56,322
RealD, Inc.*	27,900	312,759
Richardson Electronics Ltd.	16,000	181,120
Rofin-Sinar Technologies, Inc.*	19,200	416,256
Rogers Corp.*	11,300	561,158
Sanmina Corp.*	50,800	562,356
ScanSource, Inc.*	21,400	679,878
SYNNEX Corp.*	18,000	618,840
TTM Technologies, Inc.*	50,711	466,541
Universal Display Corp.*	30,900	791,658
Viasystems Group, Inc.*	11,400	139,080
Vishay Precision Group, Inc.*	14,000	185,080
Zygo Corp.*	18,100	284,170

		21,391,955

Internet Software & Services (3.2%)
Active Network, Inc.*	30,200	148,282
Angie’s List, Inc.*	27,700	332,123
Bankrate, Inc.*	35,933	447,366
Bazaarvoice, Inc.*	626,587	5,858,589
Blucora, Inc.*	28,400	446,164
Brightcove, Inc.*	23,200	209,728
Carbonite, Inc.*	22,400	207,200
comScore, Inc.*	22,900	315,562
Constant Contact, Inc.*	20,500	291,305
Cornerstone OnDemand, Inc.*	26,200	773,686
CoStar Group, Inc.*	205,714	18,384,660
Dealertrack Technologies, Inc.*	553,749	15,903,671
Demand Media, Inc.*	25,600	237,824
Demandware, Inc.*	9,300	254,076
Dice Holdings, Inc.*	34,800	319,464
Digital River, Inc.*	27,000	388,530
E2open, Inc.*	500	7,080
EarthLink, Inc.	75,000	484,500
Envestnet, Inc.*	17,500	244,125
ExactTarget, Inc.*	12,000	240,000

See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Internap Network Services Corp.*	37,000	$256,780
IntraLinks Holdings, Inc.*	33,200	204,844
j2 Global, Inc.	32,900	1,006,082
Keynote Systems, Inc.	23,500	331,115
KIT Digital, Inc.*	75,600	36,288
Limelight Networks, Inc.*	77,900	172,938
Liquidity Services, Inc.*	18,300	747,738
LivePerson, Inc.*	37,800	496,692
LogMeIn, Inc.*	14,600	327,186
Marchex, Inc., Class B	4,000	16,440
Market Leader, Inc.*	900	5,895
Millennial Media, Inc.*	20,200	253,106
Monster Worldwide, Inc.*	94,300	529,966
Move, Inc.*	27,375	207,776
NIC, Inc.	45,895	749,924
OpenTable, Inc.*	16,900	824,720
Perficient, Inc.*	19,700	232,066
QuinStreet, Inc.*	12,800	86,016
RealNetworks, Inc.*	17,450	131,922
Responsys, Inc.*	16,000	95,360
Saba Software, Inc.*	30,400	265,696
SciQuest, Inc.*	15,700	249,002
SPS Commerce, Inc.*	12,300	458,421
Stamps.com, Inc.*	8,800	221,760
support.com, Inc.*	36,100	150,898
Synacor, Inc.*	15,200	83,144
TechTarget, Inc.*	30,000	166,500
Travelzoo, Inc.*	5,600	106,344
United Online, Inc.	56,300	314,717
Unwired Planet, Inc.*	59,500	71,400
ValueClick, Inc.*	60,300	1,170,423
VistaPrint N.V.*	28,800	946,368
Vocus, Inc.*	13,600	236,368
Web.com Group, Inc.*	24,300	359,640
WebMD Health Corp.*	39,400	564,996
XO Group, Inc.*	22,600	210,180
Yelp, Inc.*	12,500	235,625
Zix Corp.*	59,900	167,720

		58,185,991

IT Services (1.0%)
Acxiom Corp.*	58,200	1,016,172
CACI International, Inc., Class A*	21,900	1,205,157
Cardtronics, Inc.*	30,900	733,566
Cass Information Systems, Inc.	5,401	227,922
CIBER, Inc.*	49,500	165,330
Computer Task Group, Inc.*	20,900	381,007
Convergys Corp.	90,700	1,488,387
CSG Systems International, Inc.*	22,600	410,868
EPAM Systems, Inc.*	4,000	72,400
Euronet Worldwide, Inc.*	36,940	871,784
ExlService Holdings, Inc.*	18,200	482,300
Forrester Research, Inc.	10,500	281,400
Global Cash Access Holdings, Inc.*	46,100	361,424
Hackett Group, Inc.	41,900	179,332
Heartland Payment Systems, Inc.	26,700	787,650
Higher One Holdings, Inc.*	22,000	231,880
iGATE Corp.*	22,300	$351,671
Lionbridge Technologies, Inc.*	112,991	454,224
ManTech International Corp., Class A	14,700	381,318
MAXIMUS, Inc.	26,560	1,679,123
ModusLink Global Solutions, Inc.*	700	2,030
MoneyGram International, Inc.*	11,800	156,822
PRGX Global, Inc.*	900	5,805
Sapient Corp.*	95,800	1,011,648
ServiceSource International, Inc.*	38,600	225,810
Syntel, Inc.	11,050	592,169
TeleTech Holdings, Inc.*	18,400	327,520
TNS, Inc.*	14,200	294,366
Unisys Corp.*	41,489	717,760
Virtusa Corp.*	15,800	259,594
WEX, Inc.*	29,200	2,200,804

		17,557,243

Semiconductors & Semiconductor Equipment (4.0%)
Advanced Energy Industries, Inc.*	24,400	336,964
Alpha & Omega Semiconductor Ltd.*	39,525	332,010
Amkor Technology, Inc.*	73,200	311,100
ANADIGICS, Inc.*	110,900	279,468
Applied Micro Circuits Corp.*	45,300	380,520
ATMI, Inc.*	20,400	425,952
Axcelis Technologies, Inc.*	121,200	168,468
AXT, Inc.*	25,600	71,936
Brooks Automation, Inc.	40,700	327,635
Cabot Microelectronics Corp.	17,000	603,670
Cavium, Inc.*	34,800	1,086,108
CEVA, Inc.*	14,300	225,225
Cirrus Logic, Inc.*	118,030	3,419,329
Cohu, Inc.	14,800	160,432
Cymer, Inc.*	23,400	2,116,062
Diodes, Inc.*	21,300	369,555
DSP Group, Inc.*	33,200	191,232
Entegris, Inc.*	106,800	980,424
Entropic Communications, Inc.*	66,000	349,140
Exar Corp.*	24,000	213,600
Fairchild Semiconductor International, Inc.*	683,160	9,837,504
First Solar, Inc.*	46,800	1,445,184
FormFactor, Inc.*	32,900	150,024
GSI Technology, Inc.*	31,900	200,013
GT Advanced Technologies, Inc.*	90,378	272,942
Hittite Microwave Corp.*	22,500	1,397,250
Inphi Corp.*	16,000	153,280
Integrated Device Technology, Inc.*	103,800	757,740
Integrated Silicon Solution, Inc.*	20,800	187,200
Intermolecular, Inc.*	47,100	419,190
International Rectifier Corp.*	53,800	953,874
Intersil Corp., Class A	99,100	821,539
IXYS Corp.	19,400	177,316
Kopin Corp.*	57,800	192,474
Lattice Semiconductor Corp.*	68,400	272,916

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
LTX-Credence Corp.*	32,700	$214,512
MA-COM Technology Solutions Holdings, Inc.*	13,300	199,101
MaxLinear, Inc., Class A*	37,300	187,246
Mellanox Technologies Ltd.*	40,297	2,392,836
MEMC Electronic Materials, Inc.*	179,500	576,195
Micrel, Inc.	32,500	308,750
Microsemi Corp.*	65,300	1,373,912
Mindspeed Technologies, Inc.*	26,500	124,020
MIPS Technologies, Inc.*	43,700	341,734
MKS Instruments, Inc.	40,100	1,033,778
Monolithic Power Systems, Inc.	22,700	505,756
MoSys, Inc.*	41,300	143,724
Nanometrics, Inc.*	16,400	236,488
NeoPhotonics Corp.*	31,400	180,236
NVE Corp.*	3,600	199,764
OmniVision Technologies, Inc.*	38,600	543,488
PDF Solutions, Inc.*	18,400	253,552
Peregrine Semiconductor Corp.*	500	7,655
Pericom Semiconductor Corp.*	16,000	128,480
Photronics, Inc.*	44,500	265,220
PLX Technology, Inc.*	32,700	118,701
Power Integrations, Inc.	26,000	873,860
Rambus, Inc.*	70,500	344,040
RF Micro Devices, Inc.*	187,700	840,896
Rubicon Technology, Inc.*	16,300	99,593
Rudolph Technologies, Inc.*	20,000	269,000
Semtech Corp.*	334,890	9,695,065
Sigma Designs, Inc.*	23,600	121,540
Silicon Image, Inc.*	52,400	259,904
Spansion, Inc., Class A*	36,100	502,151
STR Holdings, Inc.*	15,800	39,816
SunPower Corp.*	38,800	218,056
Supertex, Inc.	7,692	134,995
Teradyne, Inc.*	560,220	9,462,116
Tessera Technologies, Inc.	32,600	535,292
TriQuint Semiconductor, Inc.*	116,100	561,924
Ultra Clean Holdings, Inc.*	21,900	107,529
Ultratech, Inc.*	16,700	622,910
Veeco Instruments, Inc.*	358,791	10,591,510
Volterra Semiconductor Corp.*	19,700	338,249

		74,540,870

Software (6.5%)
Accelrys, Inc.*	35,661	322,732
ACI Worldwide, Inc.*	30,900	1,350,021
Actuate Corp.*	31,900	178,640
Advent Software, Inc.*	21,000	448,980
American Software, Inc., Class A	27,400	212,624
Aspen Technology, Inc.*	508,953	14,067,461
AVG Technologies N.V.*	29,100	460,653
Blackbaud, Inc.	34,100	778,503
Bottomline Technologies, Inc.*	23,900	630,721
BroadSoft, Inc.*	326,770	11,871,554
Cadence Design Systems, Inc.*	1,337,620	18,071,246
Callidus Software, Inc.*	13,300	60,382
CommVault Systems, Inc.*	34,700	2,418,937
Comverse Technology, Inc.*	170,400	654,336
Comverse, Inc.*	17,040	486,151
Digimarc Corp.	8,000	$165,600
Ebix, Inc.	18,009	289,405
Ellie Mae, Inc.*	16,800	466,200
Eloqua, Inc.*	1,600	37,744
Envivio, Inc.*	37,400	63,580
EPIQ Systems, Inc.	21,100	269,658
ePlus, Inc.	9,900	409,266
Exa Corp.*	400	3,892
Fair Isaac Corp.	28,400	1,193,652
FalconStor Software, Inc.*	34,100	79,453
Fortinet, Inc.*	403,607	8,504,000
Glu Mobile, Inc.*	52,400	119,996
Guidance Software, Inc.*	32,400	384,588
Guidewire Software, Inc.*	12,500	371,500
Imperva, Inc.*	8,600	271,158
Infoblox, Inc.*	12,600	226,422
Interactive Intelligence Group, Inc.*	10,200	342,108
Jive Software, Inc.*	7,600	110,428
Manhattan Associates, Inc.*	14,900	899,066
Mentor Graphics Corp.*	80,700	1,373,514
MICROS Systems, Inc.*	272,885	11,581,239
MicroStrategy, Inc., Class A*	5,900	550,942
Monotype Imaging Holdings, Inc.	25,800	412,284
NetScout Systems, Inc.*	26,800	696,532
Parametric Technology Corp.*	91,300	2,055,163
Pegasystems, Inc.	12,700	288,036
Pervasive Software, Inc.*	500	4,455
Progress Software Corp.*	43,650	916,214
Proofpoint, Inc.*	15,200	187,112
PROS Holdings, Inc.*	16,700	305,443
QAD, Inc., Class A	200	2,880
QLIK Technologies, Inc.*	66,410	1,442,425
RealPage, Inc.*	27,800	599,646
Rosetta Stone, Inc.*	18,300	225,822
Sapiens International Corp. N.V.*	400	1,600
SeaChange International, Inc.*	17,700	171,159
ServiceNow, Inc.*	236,905	7,114,257
SolarWinds, Inc.*	226,226	11,865,554
Sourcefire, Inc.*	21,500	1,015,230
SS&C Technologies Holdings, Inc.*	26,300	608,056
Synchronoss Technologies, Inc.*	19,000	400,710
Take-Two Interactive Software, Inc.*	60,800	669,408
Tangoe, Inc.*	23,200	275,384
Telenav, Inc.*	61,500	490,770
TiVo, Inc.*	83,700	1,031,184
Tyler Technologies, Inc.*	24,100	1,167,404
Ultimate Software Group, Inc.*	20,700	1,954,287
VASCO Data Security International, Inc.*	24,200	197,472
Verint Systems, Inc.*	15,200	446,272
VirnetX Holding Corp.*	31,200	913,536
Websense, Inc.*	28,200	424,128
Workday, Inc., Class A*	81,126	4,421,367

		120,030,142

Total Information Technology		339,635,957

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Materials (3.4%)
Chemicals (1.9%)
A. Schulman, Inc.	18,100	$523,633
ADA-ES, Inc.*	7,700	129,976
American Vanguard Corp.	23,000	714,610
Arabian American Development Co.*	24,400	202,764
Balchem Corp.	20,800	757,120
Calgon Carbon Corp.*	36,300	514,734
Chemtura Corp.*	82,600	1,756,076
Ferro Corp.*	26,854	112,250
Flotek Industries, Inc.*	35,800	436,760
FutureFuel Corp.	21,873	258,976
Georgia Gulf Corp.	26,100	1,077,408
GSE Holding, Inc.*	19,800	122,760
H.B. Fuller Co.	41,600	1,448,512
Hawkins, Inc.	6,900	266,616
Innophos Holdings, Inc.	17,000	790,500
Innospec, Inc.	17,000	586,330
KMG Chemicals, Inc.	13,100	230,167
Koppers Holdings, Inc.	13,500	515,025
Kraton Performance Polymers, Inc.*	22,900	550,287
Landec Corp.*	29,900	283,751
LSB Industries, Inc.*	11,500	407,330
Minerals Technologies, Inc.	30,200	1,205,584
Olin Corp.	56,600	1,221,994
OM Group, Inc.*	24,600	546,120
OMNOVA Solutions, Inc.*	26,600	186,466
PolyOne Corp.	780,353	15,934,808
Quaker Chemical Corp.	10,100	543,986
Sensient Technologies Corp.	35,600	1,265,936
Spartech Corp.*	25,000	226,750
Stepan Co.	11,600	644,264
Tredegar Corp.	20,500	418,610
Zep, Inc.	10,300	148,732
Zoltek Cos., Inc.*	20,600	159,650

		34,188,485

Construction Materials (0.2%)
Eagle Materials, Inc.	35,400	2,070,900
Headwaters, Inc.*	46,200	395,472
Texas Industries, Inc.*	15,300	780,453
United States Lime & Minerals, Inc.*	3,500	164,920

		3,411,745

Containers & Packaging (0.1%)
AEP Industries, Inc.*	7,600	450,148
Boise, Inc.	70,100	557,295
Graphic Packaging Holding Co.*	159,678	1,031,520
Myers Industries, Inc.	19,600	296,940
UFP Technologies, Inc.*	100	1,792

		2,337,695

Metals & Mining (0.8%)
A.M. Castle & Co.*	16,700	246,659
AK Steel Holding Corp.	86,000	395,600
AMCOL International Corp.	18,000	552,240
Century Aluminum Co.*	40,700	356,532
Coeur d’Alene Mines Corp.*	65,370	1,608,102
General Moly, Inc.*	57,600	$230,976
Globe Specialty Metals, Inc.	45,200	621,500
Gold Reserve, Inc.*	57,000	188,670
Gold Resource Corp.	20,400	314,364
Golden Minerals Co.*	35,700	163,863
Golden Star Resources Ltd.*	174,300	320,712
Handy & Harman Ltd.*	700	10,549
Haynes International, Inc.	11,800	612,066
Hecla Mining Co.	222,100	1,294,843
Horsehead Holding Corp.*	30,500	311,405
Kaiser Aluminum Corp.	15,000	925,350
Materion Corp.	14,300	368,654
McEwen Mining, Inc.*	153,400	587,522
Metals USA Holdings Corp.	6,300	110,187
Midway Gold Corp.*	138,800	192,932
Noranda Aluminum Holding Corp.	18,700	114,257
Olympic Steel, Inc.	6,600	146,124
Paramount Gold and Silver Corp.*	78,400	181,888
Revett Minerals, Inc.*	1,100	3,102
RTI International Metals, Inc.*	19,000	523,640
Schnitzer Steel Industries, Inc., Class A	19,600	594,468
Stillwater Mining Co.*	103,275	1,319,854
SunCoke Energy, Inc.*	50,430	786,204
U.S. Antimony Corp.*	58,500	102,960
U.S. Silica Holdings, Inc.	12,800	214,144
Universal Stainless & Alloy Products, Inc.*	5,500	202,235
Vista Gold Corp.*	71,200	192,240
Worthington Industries, Inc.	41,799	1,086,356

		14,880,198

Paper & Forest Products (0.4%)
Buckeye Technologies, Inc.	30,600	878,526
Clearwater Paper Corp.*	18,128	709,893
Deltic Timber Corp.	7,100	501,402
KapStone Paper and Packaging Corp.	31,400	696,766
Louisiana-Pacific Corp.*	107,600	2,078,832
Neenah Paper, Inc.	10,100	287,547
P.H. Glatfelter Co.	29,400	513,912
Resolute Forest Products*	63,000	834,120
Schweitzer-Mauduit International, Inc.	22,800	889,884
Wausau Paper Corp.	30,600	264,996

		7,655,878

Total Materials		62,474,001

Telecommunication Services (1.0%)
Diversified Telecommunication Services (1.0%)
8x8, Inc.*	62,900	464,831
Atlantic Tele-Network, Inc.	8,300	304,693
Cbeyond, Inc.*	30,700	277,528
Cincinnati Bell, Inc.*	152,000	832,960
Cogent Communications Group, Inc.	45,100	1,021,064
Consolidated Communications Holdings, Inc.	31,077	494,746
Fairpoint Communications, Inc.*	27,100	215,174

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
General Communication, Inc., Class A*	29,900	$286,741
Hawaiian Telcom Holdco, Inc.*	500	9,750
HickoryTech Corp.	400	3,892
IDT Corp., Class B	14,400	137,376
inContact, Inc.*	2,400	12,432
Iridium Communications, Inc.*	38,700	260,838
Lumos Networks Corp.	7,700	77,154
magicJack VocalTec Ltd.*	13,900	253,119
Neutral Tandem, Inc.	11,850	30,455
ORBCOMM, Inc.*	4,000	15,680
Premiere Global Services, Inc.*	34,199	334,466
Primus Telecommunications Group, Inc.	14,800	160,876
Towerstream Corp.*	65,200	211,900
tw telecom, Inc.*	486,503	12,391,231
Vonage Holdings Corp.*	90,900	215,433

		18,012,339

Wireless Telecommunication Services (0.0%)
Boingo Wireless, Inc.*	29,800	224,990
Leap Wireless International, Inc.*	29,500	196,175
NTELOS Holdings Corp.	8,100	106,191
Shenandoah Telecommunications Co.	14,164	216,851
USA Mobility, Inc.	14,543	169,862

		914,069

Total Telecommunication Services		18,926,408

Utilities (1.8%)
Electric Utilities (0.7%)
ALLETE, Inc.	29,700	1,217,106
Cleco Corp.	43,400	1,736,434
El Paso Electric Co.	27,800	887,098
Empire District Electric Co.	27,825	567,073
IDACORP, Inc.	39,000	1,690,650
MGE Energy, Inc.	15,400	784,630
Otter Tail Corp.	25,300	632,500
PNM Resources, Inc.	58,000	1,189,580
Portland General Electric Co.	54,600	1,493,856
UIL Holdings Corp.	38,050	1,362,571
Unitil Corp.	10,900	282,528
UNS Energy Corp.	31,300	1,327,746

		13,171,772

Gas Utilities (0.5%)
Chesapeake Utilities Corp.	5,360	243,344
Delta Natural Gas Co., Inc.	12,600	246,330
Laclede Group, Inc.	14,800	571,428
New Jersey Resources Corp.	32,900	1,303,498
Northwest Natural Gas Co.	20,100	888,420
Piedmont Natural Gas Co., Inc.#	54,000	1,690,740
South Jersey Industries, Inc.	22,600	1,137,458
Southwest Gas Corp.	36,100	1,531,001
WGL Holdings, Inc.	40,300	1,579,357

		9,191,576

Independent Power Producers & Energy Traders (0.2%)
Atlantic Power Corp.	83,090	$949,719
Genie Energy Ltd., Class B	44,700	317,370
NRG Energy, Inc.	73,094	1,680,425
Ormat Technologies, Inc.	13,100	252,568

		3,200,082

Multi-Utilities (0.2%)
Avista Corp.	41,400	998,154
Black Hills Corp.	31,700	1,151,978
CH Energy Group, Inc.	10,900	710,898
NorthWestern Corp.	31,491	1,093,683

		3,954,713

Water Utilities (0.2%)
American States Water Co.	17,300	830,054
Artesian Resources Corp., Class A	10,500	235,515
Cadiz, Inc.*	25,538	202,261
California Water Service Group	25,800	473,430
Connecticut Water Service, Inc.	9,000	268,020
Consolidated Water Co., Ltd.	32,500	240,500
Middlesex Water Co.	11,700	228,852
SJW Corp.	10,800	287,280
York Water Co.	9,700	170,429

		2,936,341

Total Utilities		32,454,484

Total Common Stocks (99.1%) (Cost $1,373,578,522)		1,823,386,193

INVESTMENT COMPANY:
Investment Company (0.0%)
Firsthand Technology Value Fund, Inc.* (Cost $3,174)	200	3,488

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc. (Zero Coupon), 12/31/15	$14,400	12,708

Total Financials		12,708

Total Corporate Bonds		12,708

Total Long-Term Debt Securities (0.0%) (Cost $14,400)		12,708

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 10/14/13*(b) (Cost $—)	7,020	$140

Total Investments (99.1%) (Cost $1,373,596,096)		1,823,402,529
Other Assets Less Liabilities (0.9%)		16,818,286

Net Assets (100%)		$1,840,220,815

*	Non-income producing.
†	Securities (totaling $10,830 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,378,992.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	21	March-13	$1,734,009	$1,777,860	$43,851

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$311,627,719	$—	$—	$311,627,719
Consumer Staples	37,124,289	—	—	37,124,289
Energy	107,265,764	—	—	107,265,764
Financials	289,112,383	—	—	289,112,383
Health Care	241,729,755	—	10,830	241,740,585
Industrials	383,024,603	—	—	383,024,603
Information Technology	339,635,957	—	—	339,635,957
Materials	62,474,001	—	—	62,474,001
Telecommunication Services	18,926,408	—	—	18,926,408
Utilities	32,454,484	—	—	32,454,484
Corporate Bonds
Financials	—	12,708	—	12,708
Futures	43,851	—	—	43,851
Investment Companies
Investment Companies	3,488	—	—	3,488
Warrants
Energy	—	140	—	140

Total Assets	$1,823,422,702	$12,848	$10,830	$1,823,446,380

Total Liabilities	$—	$—	$—	$—

Total	$1,823,422,702	$12,848	$10,830	$1,823,446,380

(a) A Security with a market value of $1,076,654 transferred from Level 2 to Level 1 since the beginning of the period due to active trading.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Common Stocks-Health Care††‡

Balance as of 12/31/11	$10,830
Total gains or losses (realized/unrealized) included in earnings	—
Purchases	—
Sales	—
Issuances	—
Settlements	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/12	$10,830

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$—

††	Security received through corporate action with $0 cost.
‡	Security was shown as Rights in prior year.

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	43,851	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$43,851

Derivatives Not Accounted for as Hedging Instruments^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	643,459	—	—	643,459
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$643,459	$—	$—	$643,459

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(3,073)	—	—	(3,073)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(3,073)	$—	$—	$(3,073)

The Portfolio held futures contracts with an average notional balance of approximately $4,087,000 for the year ended December 31, 2012.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$861,309,059
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$861,428,271

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$523,317,059
Aggregate gross unrealized depreciation	(85,885,476)

Net unrealized appreciation	$437,431,583

Federal income tax cost of investments	$1,385,970,946

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $1,373,596,096)	$1,823,402,529
Cash	18,746,587
Receivable for securities sold	3,190,910
Dividends, interest and other receivables	1,110,459
Receivable from Separate Accounts for Trust shares sold	274,453
Due from broker for futures variation margin	45,990
Other assets	6,079

Total assets	1,846,777,007

LIABILITIES
Payable for securities purchased	2,948,613
Payable to Separate Accounts for Trust shares redeemed	2,270,636
Investment management fees payable	845,804
Administrative fees payable	238,934
Distribution fees payable - Class IB	131,578
Distribution fees payable - Class IA	85,384
Trustees’ fees payable	956
Accrued expenses	34,287

Total liabilities	6,556,192

NET ASSETS	$1,840,220,815

Net assets were comprised of:
Paid in capital	$1,378,655,223
Accumulated undistributed net investment income (loss)	2,344,932
Accumulated undistributed net realized gain (loss) on investments and futures	9,370,376
Net unrealized appreciation (depreciation) on investments and futures	449,850,284

Net assets	$1,840,220,815

Class IA
Net asset value, offering and redemption price per share, $408,019,705 / 23,917,663 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.06

Class IB
Net asset value, offering and redemption price per share, $628,665,991 / 38,586,303 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.29

Class K
Net asset value, offering and redemption price per share, $803,535,119 / 47,100,897 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.06

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $17,431 foreign withholding tax)	$22,769,034
Interest	27,508

Total income	22,796,542

EXPENSES
Investment management fees	11,833,928
Administrative fees	2,141,630
Distribution fees - Class IB	1,583,452
Distribution fees - Class IA	1,053,235
Printing and mailing expenses	215,071
Custodian fees	137,500
Professional fees	87,524
Trustees’ fees	50,032
Miscellaneous	49,645

Gross expenses	17,152,017
Less: Fees paid indirectly	(84,346)

Net expenses	17,067,671

NET INVESTMENT INCOME (LOSS)	5,728,871

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	123,022,218
Futures	643,459

Net realized gain (loss)	123,665,677

Change in unrealized appreciation (depreciation) on:
Securities	125,017,151
Futures	(3,073)

Net change in unrealized appreciation (depreciation)	125,014,078

NET REALIZED AND UNREALIZED GAIN (LOSS)	248,679,755

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$254,408,626

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,728,871	$(1,761,764)
Net realized gain (loss) on investments and futures	123,665,677	181,069,270
Net change in unrealized appreciation (depreciation) on investments and futures	125,014,078	(190,144,595)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	254,408,626	(10,837,089)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(877,254)	—
Class IB	(1,365,400)	—
Class K†	(3,737,722)	—

	(5,980,376)	—

Distributions from net realized capital gains
Class IA	(23,528,008)	(17,807,908)
Class IB	(38,154,923)	(25,892,414)
Class K†	(46,019,278)	(23,872,649)

	(107,702,209)	(67,572,971)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(113,682,585)	(67,572,971)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,551,143 and 7,143,623 shares, respectively ]	26,584,458	120,875,077
Capital shares issued in reinvestment of dividends and distributions [ 1,429,438 and 1,177,024 shares, respectively ]	24,405,262	17,807,908
Capital shares repurchased [ (6,184,462) and (42,334,850) shares, respectively ]	(106,735,326)	(653,525,019	)(z)

Total Class IA transactions	(55,745,606)	(514,842,034)

Class IB
Capital shares sold [ 4,222,762 and 7,280,121 shares, respectively ]	70,114,605	119,650,221
Capital shares issued in reinvestment of dividends and distributions [ 2,423,072 and 1,786,968 shares, respectively ]	39,520,323	25,892,414
Capital shares repurchased [ (7,529,873) and (10,261,367) shares, respectively ]	(123,559,783)	(164,925,352)

Total Class IB transactions	(13,924,855)	(19,382,717)

Class K†
Capital shares sold [ 11,886,977 and 35,785,848 shares, respectively ]	200,667,931	542,890,194	(z)
Capital shares issued in reinvestment of dividends and distributions [ 2,914,220 and 1,577,882 shares, respectively ]	49,757,000	23,872,649
Capital shares repurchased [ (4,055,212) and (1,008,818) shares, respectively ]	(69,959,192)	(15,798,009)

Total Class K transactions	180,465,739	550,964,834

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	110,795,278	16,740,083

TOTAL INCREASE (DECREASE) IN NET ASSETS	251,521,319	(61,669,977)
NET ASSETS:
Beginning of year	1,588,699,496	1,650,369,473

End of year (a)	$1,840,220,815	$1,588,699,496

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,344,932	$1,149,197

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/AllianceBernstein Small Cap Growth Portfolio exchanged approximately 33,102,639 Class IA shares for approximately 33,102,639 Class K shares. This exchange amounted to approximately $498,563,176.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011		2010	2009	2008
Net asset value, beginning of year	$15.69	$16.46		$12.33	$9.08	$16.39

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	(0.01	)(e)	0.02 (e)	0.02 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures	2.41	(0.08)		4.12	3.25	(7.31)

Total from investment operations	2.44	(0.09)		4.14	3.27	(7.29)

Less distributions:
Dividends from net investment income	(0.04)	—		(0.01)	(0.02)	— #
Distributions from net realized gains	(1.03)	(0.68)		—	—	(0.02)

Total dividends and distributions	(1.07)	(0.68)		(0.01)	(0.02)	(0.02)

Net asset value, end of year	$17.06	$15.69		$16.46	$12.33	$9.08

Total return	15.57%	(0.37)%		33.56%	36.00%	(44.52)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$408,020	$425,468		$1,006,467	$725,459	$308,472
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.07%	0.85%		0.86%	0.89%	0.87%
Before fees paid indirectly (f)	1.07%	0.86%		0.86%	0.90%	0.89%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.20%	(0.07)%		0.15%	0.24%	0.17%
Before fees paid indirectly (f)	0.19%	(0.07)%		0.15%	0.23%	0.15%
Portfolio turnover rate	49%	50%		52%	64%	115%

	Year Ended December 31,
Class IB	2012	2011		2010		2009		2008
Net asset value, beginning of year	$15.02	$15.83		$11.88		$8.76		$15.85

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	(0.04	)(e)	(0.01	)(e)	—	#(e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments and futures	2.31	(0.09)		3.96		3.12		(7.06)

Total from investment operations	2.34	(0.13)		3.95		3.12		(7.07)

Less distributions:
Dividends from net investment income	(0.04)	—		—		—	#	—
Distributions from net realized gains	(1.03)	(0.68)		—		—		(0.02)

Total dividends and distributions	(1.07)	(0.68)		—		—	#	(0.02)

Net asset value, end of year	$16.29	$15.02		$15.83		$11.88		$8.76

Total return	15.59%	(0.64)%		33.25%		35.64%		(44.66)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$628,666	$592,924		$643,902		$491,589		$402,055
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.06%	1.10	%(c)	1.11%		1.14%		1.12%
Before fees paid indirectly (f)	1.07%	1.11%		1.11%		1.15%		1.14%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	0.21%	(0.26)%		(0.10)%		0.03%		(0.08)%
Before fees paid indirectly (f)	0.20%	(0.27)%		(0.11)%		0.02%		(0.10)%
Portfolio turnover rate	49%	50%		52%		64%		115%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$15.69	$14.62

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures	2.39	1.73

Total from investment operations	2.48	1.75

Less distributions:
Dividends from net investment income	(0.08)	—
Distributions from net realized gains	(1.03)	(0.68)

Total dividends and distributions	(1.11)	(0.68)

Net asset value, end of period	$17.06	$15.69

Total return (b)	15.86%	12.17%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$803,535	$570,308
Ratio of expenses to average net assets:
After fees paid indirectly (a)(f)	0.81%	0.86%
Before fees paid indirectly (a)(f)	0.82%	0.87%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)(f)	0.50%	0.29%
Before fees paid indirectly (a)(f)	0.49%	0.28%
Portfolio turnover rate	49%	50%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Franklin Advisory Services, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	16.85%	2.49%	1.91%
Portfolio – Class IB Shares*	16.83	2.30	1.71
Portfolio – Class K Shares**	17.14	N/A	18.42
Russell 2500TM Value Index	19.21	4.54	3.76
VMI – SCV	17.63	5.70	5.24
* Date of inception 9/15/06. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 16.85% for the year ended December 31, 2012. The Portfolio’s benchmarks, the Russell 2500TM Value Index, returned 19.21% and VMI — SCV, returned 17.63% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Consumer Discretionary holdings including fashion footwear and marketer Brown Shoe Co. Inc., recreational vehicle manufacturer Thor Industries, Inc., and home builder and financer M/I Homes, Inc. were among top contributors to returns.

•	Industrials positions such as architectural glass producer Apogee Enterprises also contributed.

•	Financials holdings including insurer Protective Life also aided performance.

What hurt performance during the year:

•	Some Energy sector holdings, including offshore driller Rowan Companies, oil tanker operator Overseas Shipholding Group, and offshore energy service provider Tidewater, were among the detractors.

•	A relative overweight position in the Energy sector was also a detractor.

•	Auto components supplier Gentex and medical equipment manufacturer Hill-Rom Holdings, Inc. also weighed on portfolio performance.

Portfolio Positioning and Outlook — Franklin Advisory Services, LLC

We will continue to invest in small cap companies that we believe are selling below their underlying worth. Our strategy is to buy and hold a portfolio of fundamentally sound companies for five years or more on average. We purchase securities at what we consider attractive prices, often when they are out of favor with other investors. We select securities without regard to benchmark comparisons, and we aim for long-term results.

Sector Weightings as of December 31, 2012	% of Net Assets
Industrials	22.3%
Consumer Discretionary	15.4
Financials	13.2
Energy	7.4
Information Technology	7.2
Materials	5.5
Health Care	5.2
Utilities	1.3
Consumer Staples	1.2
Telecommunication Services	0.2
Cash and Other	21.1

100.0%

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,116.40	$6.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.09	6.10
Class IB
Actual	1,000.00	1,116.30	6.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.09	6.10
Class K
Actual	1,000.00	1,118.10	5.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.35	4.83

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.20%, 1.20% and 0.95%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (15.4%)
Auto Components (1.9%)
American Axle & Manufacturing Holdings, Inc.*	5,502	$61,622
Autoliv, Inc.	35,000	2,358,650
Cooper Tire & Rubber Co.	5,251	133,165
Dana Holding Corp.	12,327	192,425
Dorman Products, Inc.	2,085	73,684
Drew Industries, Inc.	32,349	1,043,255
Exide Technologies, Inc.*	6,498	22,223
Federal-Mogul Corp.*	1,562	12,527
Fuel Systems Solutions, Inc.*	1,258	18,493
Gentex Corp.	109,000	2,051,380
Gentherm, Inc.*	2,368	31,494
Modine Manufacturing Co.*	4,026	32,731
Shiloh Industries, Inc.	548	5,645
Spartan Motors, Inc.	2,990	14,741
Standard Motor Products, Inc.	1,720	38,218
Stoneridge, Inc.*	2,255	11,546
Superior Industries International, Inc.	2,004	40,882
Tenneco, Inc.*	5,120	179,763
Tower International, Inc.*	528	4,250

		6,326,694

Automobiles (1.5%)
Thor Industries, Inc.	107,100	4,008,753
Winnebago Industries, Inc.*	49,367	845,657

		4,854,410

Distributors (0.1%)
Core-Mark Holding Co., Inc.	965	45,693
Pool Corp.	3,990	168,857
VOXX International Corp.*	1,609	10,828
Weyco Group, Inc.	544	12,708

		238,086

Diversified Consumer Services (1.4%)
American Public Education, Inc.*	1,550	55,970
Ascent Capital Group, Inc., Class A*	1,204	74,576
Bridgepoint Education, Inc.*	1,553	15,996
Capella Education Co.*	1,005	28,371
Career Education Corp.*	4,398	15,481
Carriage Services, Inc.	1,317	15,633
Coinstar, Inc.*	2,597	135,070
Collectors Universe	431	4,323
Corinthian Colleges, Inc.*	6,805	16,604
Education Management Corp.*	2,248	9,846
Grand Canyon Education, Inc.*	3,341	78,413
Hillenbrand, Inc.	70,746	1,599,567
K12, Inc.*	2,169	44,334
LifeLock, Inc.*	1,295	10,528
Lincoln Educational Services Corp.	1,920	10,733
Mac-Gray Corp.	1,056	13,253
Matthews International Corp., Class A	2,423	77,778
National American University Holdings, Inc.	655	2,522
Regis Corp.	126,742	2,144,475
Sotheby’s, Inc.	5,698	$191,567
Steiner Leisure Ltd.*	1,264	60,912
Stewart Enterprises, Inc., Class A	6,003	45,863
Strayer Education, Inc.	1,011	56,788
Universal Technical Institute, Inc.	1,822	18,293

		4,726,896

Hotels, Restaurants & Leisure (0.9%)
AFC Enterprises, Inc.*	2,062	53,880
Ameristar Casinos, Inc.	2,709	71,084
Biglari Holdings, Inc.*	101	39,392
BJ’s Restaurants, Inc.*	2,105	69,255
Bloomin’ Brands, Inc.*	1,426	22,303
Bluegreen Corp.*	1,226	11,500
Bob Evans Farms, Inc.	2,502	100,580
Boyd Gaming Corp.*	4,752	31,553
Bravo Brio Restaurant Group, Inc.*	1,649	22,146
Buffalo Wild Wings, Inc.*	1,568	114,182
Caesars Entertainment Corp.*	3,114	21,549
Caribou Coffee Co., Inc.*	1,800	29,142
Carrols Restaurant Group, Inc.*	1,094	6,542
CEC Entertainment, Inc.	1,567	52,009
Cheesecake Factory, Inc.	4,610	150,839
Churchill Downs, Inc.	1,110	73,760
Chuy’s Holdings, Inc.*	479	10,701
Cracker Barrel Old Country Store, Inc.	1,649	105,965
Del Frisco’s Restaurant Group, Inc.*	324	5,051
Denny’s Corp.*	8,187	39,953
DineEquity, Inc.*	1,258	84,286
Domino’s Pizza, Inc.	4,866	211,914
Einstein Noah Restaurant Group, Inc.	527	6,435
Fiesta Restaurant Group, Inc.*	1,388	21,264
Frisch’s Restaurants, Inc.	243	4,496
Ignite Restaurant Group, Inc.*	571	7,423
International Speedway Corp., Class A	2,359	65,156
Interval Leisure Group, Inc.	3,329	64,549
Isle of Capri Casinos, Inc.*	1,714	9,598
Jack in the Box, Inc.*	3,743	107,050
Jamba, Inc.*	6,114	13,695
Krispy Kreme Doughnuts, Inc.*	5,081	47,660
Life Time Fitness, Inc.*	3,597	177,008
Luby’s, Inc.*	1,763	11,794
Marcus Corp.	1,685	21,012
Marriott Vacations Worldwide Corp.*	2,279	94,966
Monarch Casino & Resort, Inc.*	819	8,935
Morgans Hotel Group Co.*	1,923	10,653
MTR Gaming Group, Inc.*	1,912	7,973
Multimedia Games Holding Co., Inc.*	2,369	34,848
Nathan’s Famous, Inc.*	219	7,380
Orient-Express Hotels Ltd., Class A*	8,129	95,028
Papa John’s International, Inc.*	1,536	84,388
Pinnacle Entertainment, Inc.*	4,912	77,757
Premier Exhibitions, Inc.*	2,199	5,959
Red Lion Hotels Corp.*	1,188	9,373

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Red Robin Gourmet Burgers, Inc.*	1,259	$44,430
Ruby Tuesday, Inc.*	5,272	41,438
Ruth’s Hospitality Group, Inc.*	2,990	21,737
Scientific Games Corp., Class A*	4,187	36,301
SHFL Entertainment, Inc.*	4,702	68,179
Six Flags Entertainment Corp.	3,374	206,489
Sonic Corp.*	4,746	49,406
Speedway Motorsports, Inc.	946	16,877
Texas Roadhouse, Inc.	5,329	89,527
Town Sports International Holdings, Inc.	1,988	21,172
Vail Resorts, Inc.	3,010	162,811
WMS Industries, Inc.*	4,729	82,758

		3,163,111

Household Durables (2.3%)
American Greetings Corp., Class A	2,561	43,255
Bassett Furniture Industries, Inc.	928	11,572
Beazer Homes USA, Inc.*	2,099	35,452
Blyth, Inc.	866	13,466
Cavco Industries, Inc.*	607	30,338
CSS Industries, Inc.	819	17,928
Ethan Allen Interiors, Inc.	14,307	367,833
Flexsteel Industries, Inc.	363	7,786
Harman International Industries, Inc.	20,000	892,800
Helen of Troy Ltd.*	2,650	88,484
Hooker Furniture Corp.	58,886	855,614
Hovnanian Enterprises, Inc., Class A*	8,919	62,433
iRobot Corp.*	2,360	44,226
KB Home	6,514	102,921
La-Z-Boy, Inc.	141,925	2,008,239
Libbey, Inc.*	1,695	32,798
Lifetime Brands, Inc.	886	9,400
M.D.C. Holdings, Inc.	32,433	1,192,237
M/I Homes, Inc.*	61,393	1,626,915
Meritage Homes Corp.*	2,555	95,429
NACCO Industries, Inc., Class A	442	26,825
Ryland Group, Inc.	3,779	137,934
Sealy Corp.*	4,151	9,008
Skullcandy, Inc.*	1,393	10,852
Standard Pacific Corp.*	9,685	71,185
Universal Electronics, Inc.*	1,304	25,232
Zagg, Inc.*	2,195	16,155

		7,836,317

Internet & Catalog Retail (0.1%)
1-800-FLOWERS.COM, Inc., Class A*	2,060	7,560
Blue Nile, Inc.*	1,025	39,463
CafePress, Inc.*	407	2,348
Geeknet, Inc.*	367	5,909
HSN, Inc.	3,020	166,342
Kayak Software Corp.*	274	10,883
Nutrisystem, Inc.	2,435	19,943
Orbitz Worldwide, Inc.*	1,999	5,437
Overstock.com, Inc.*	1,017	14,553
PetMed Express, Inc.	1,685	18,704
Shutterfly, Inc.*	3,005	89,759
U.S. Auto Parts Network, Inc.*	1,115	$2,040
Vitacost.com, Inc.*	1,775	12,035

		394,976

Leisure Equipment & Products (0.7%)
Arctic Cat, Inc.*	1,054	35,193
Black Diamond, Inc.*	1,793	14,702
Brunswick Corp.	70,198	2,042,060
Callaway Golf Co.	5,533	35,964
JAKKS Pacific, Inc.	1,725	21,597
Johnson Outdoors, Inc., Class A*	475	9,462
LeapFrog Enterprises, Inc.*	4,314	37,230
Marine Products Corp.	965	5,520
Smith & Wesson Holding Corp.*	5,554	46,876
Steinway Musical Instruments, Inc.*	613	12,965
Sturm Ruger & Co., Inc.	1,648	74,819

		2,336,388

Media (0.4%)
Arbitron, Inc.	2,206	102,976
Beasley Broadcasting Group, Inc., Class A	355	1,736
Belo Corp., Class A	7,799	59,818
Carmike Cinemas, Inc.*	1,511	22,665
Central European Media Enterprises Ltd., Class A*	3,144	19,273
Crown Media Holdings, Inc., Class A*	2,747	5,082
Cumulus Media, Inc., Class A*	4,812	12,848
Daily Journal Corp.*	84	7,774
Digital Generation, Inc.*	2,362	25,651
Entercom Communications Corp., Class A*	2,022	14,114
Entravision Communications Corp., Class A	4,089	6,788
EW Scripps Co., Class A*	2,565	27,728
Fisher Communications, Inc.	746	20,135
Global Sources Ltd.*	1,620	10,498
Harte-Hanks, Inc.	3,777	22,284
Journal Communications, Inc., Class A*	3,391	18,345
LIN TV Corp., Class A*	2,640	19,879
Lions Gate Entertainment Corp.*	7,160	117,424
Live Nation Entertainment, Inc.*	11,697	108,899
Martha Stewart Living Omnimedia, Inc., Class A*	2,415	5,917
McClatchy Co., Class A*	4,584	14,990
MDC Partners, Inc., Class A	2,115	23,900
Meredith Corp.	3,085	106,278
National CineMedia, Inc.	4,594	64,913
New York Times Co., Class A*	11,576	98,743
Nexstar Broadcasting Group, Inc., Class A*	913	9,669
Outdoor Channel Holdings, Inc.	1,303	9,903
ReachLocal, Inc.*	845	10,909
Reading International, Inc., Class A*	1,429	8,588
Rentrak Corp.*	733	14,286
Saga Communications, Inc., Class A	293	13,625

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Salem Communications Corp., Class A	874	$4,772
Scholastic Corp.	2,197	64,943
Shutterstock, Inc.*	381	9,906
Sinclair Broadcast Group, Inc., Class A	4,334	54,695
Valassis Communications, Inc.	3,360	86,621
Value Line, Inc.	188	1,686
World Wrestling Entertainment, Inc., Class A	2,314	18,257

		1,246,518

Multiline Retail (0.1%)
Bon-Ton Stores, Inc.	949	11,502
Fred’s, Inc., Class A	14,144	188,256
Gordmans Stores, Inc.*	738	11,085
Saks, Inc.*	9,274	97,470
Tuesday Morning Corp.*	3,600	22,500

		330,813

Specialty Retail (5.2%)
Aeropostale, Inc.*	6,846	89,066
America’s Car-Mart, Inc.*	631	25,568
ANN, Inc.*	4,104	138,879
Asbury Automotive Group, Inc.*	2,317	74,214
Barnes & Noble, Inc.*	2,451	36,986
bebe stores, Inc.	3,252	12,975
Big 5 Sporting Goods Corp.	1,409	18,458
Body Central Corp.*	1,381	13,755
Brown Shoe Co., Inc.	123,630	2,271,083
Buckle, Inc.	2,379	106,199
Cabela’s, Inc.*	3,952	164,996
Casual Male Retail Group, Inc.*	3,423	14,377
Cato Corp., Class A	57,170	1,568,173
Children’s Place Retail Stores, Inc.*	2,001	88,624
Citi Trends, Inc.*	1,268	17,448
Conn’s, Inc.*	1,413	43,351
Destination Maternity Corp.	1,138	24,535
Express, Inc.*	7,501	113,190
Finish Line, Inc., Class A	4,191	79,336
Five Below, Inc.*	932	29,861
Francesca’s Holdings Corp.*	2,909	75,518
GameStop Corp., Class A	70,000	1,756,300
Genesco, Inc.*	2,066	113,630
Group 1 Automotive, Inc.	56,902	3,527,355
Haverty Furniture Cos., Inc.	1,652	26,944
hhgregg, Inc.*	1,382	9,702
Hibbett Sports, Inc.*	2,229	117,468
Hot Topic, Inc.	3,582	34,566
Jos. A. Bank Clothiers, Inc.*	18,300	779,214
Kirkland’s, Inc.*	1,274	13,492
Lithia Motors, Inc., Class A	1,846	69,077
Lumber Liquidators Holdings, Inc.*	2,304	121,720
MarineMax, Inc.*	1,734	15,502
Mattress Firm Holding Corp.*	944	23,156
Men’s Wearhouse, Inc.	79,080	2,464,133
Monro Muffler Brake, Inc.	2,498	87,355
New York & Co., Inc.*	2,296	8,748
Office Depot, Inc.*	23,780	77,998
OfficeMax, Inc.	7,261	70,867
Orchard Supply Hardware Stores Corp., Class A*	157	$1,163
Penske Automotive Group, Inc.	3,569	107,391
PEP Boys-Manny, Moe & Jack	4,224	41,522
Perfumania Holdings, Inc.*	419	2,062
Pier 1 Imports, Inc.	76,525	1,530,500
RadioShack Corp.	8,573	18,175
Rent-A-Center, Inc.	5,009	172,109
Restoration Hardware Holdings, Inc.*	449	15,145
rue21, Inc.*	1,302	36,964
Select Comfort Corp.*	4,767	124,752
Shoe Carnival, Inc.	1,256	25,735
Sonic Automotive, Inc., Class A	3,539	73,930
Stage Stores, Inc.	2,596	64,329
Stein Mart, Inc.	2,389	18,013
Systemax, Inc.	909	8,772
Teavana Holdings, Inc.*	748	11,594
Tilly’s, Inc., Class A*	785	10,590
Vitamin Shoppe, Inc.*	2,493	142,999
West Marine, Inc.*	76,761	825,181
Wet Seal, Inc., Class A*	7,544	20,821
Winmark Corp.	179	10,203
Zumiez, Inc.*	1,878	36,452

		17,622,221

Textiles, Apparel & Luxury Goods (0.8%)
Cherokee, Inc.	651	8,925
Columbia Sportswear Co.	1,054	56,241
Crocs, Inc.*	7,440	107,062
Culp, Inc.	749	11,243
Delta Apparel, Inc.*	572	7,997
Fifth & Pacific Cos., Inc.*	9,156	113,992
G-III Apparel Group Ltd.*	1,398	47,854
Iconix Brand Group, Inc.*	5,936	132,492
Jones Group, Inc.	7,041	77,873
K-Swiss, Inc., Class A*	2,348	7,889
Maidenform Brands, Inc.*	67,102	1,307,818
Movado Group, Inc.	1,518	46,572
Oxford Industries, Inc.	1,200	55,632
Perry Ellis International, Inc.	991	19,721
Quiksilver, Inc.*	11,224	47,702
R.G. Barry Corp.	660	9,352
Skechers U.S.A., Inc., Class A*	3,234	59,829
Steven Madden Ltd.*	3,316	140,167
True Religion Apparel, Inc.	2,157	54,831
Tumi Holdings, Inc.*	1,864	38,864
Unifi, Inc.*	1,202	15,638
Vera Bradley, Inc.*	1,705	42,796
Warnaco Group, Inc.*	3,439	246,129
Wolverine World Wide, Inc.	4,075	166,994

		2,823,613

Total Consumer Discretionary		51,900,043

Consumer Staples (1.2%)
Beverages (0.0%)
Boston Beer Co., Inc., Class A*	660	88,737
Central European Distribution Corp.*	5,561	12,067
Coca-Cola Bottling Co. Consolidated	387	25,736

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Craft Brew Alliance, Inc.*	819	$5,307
National Beverage Corp.	890	12,985

		144,832

Food & Staples Retailing (0.3%)
Andersons, Inc.	1,589	68,168
Arden Group, Inc., Class A	91	8,187
Casey’s General Stores, Inc.	3,203	170,079
Chefs’ Warehouse, Inc.*	945	14,940
Harris Teeter Supermarkets, Inc.	3,625	139,780
Ingles Markets, Inc., Class A	1,124	19,400
Nash Finch Co.	1,045	22,238
Natural Grocers by Vitamin Cottage, Inc.*	461	8,801
Pantry, Inc.*	1,986	24,090
Pricesmart, Inc.	1,564	120,506
Rite Aid Corp.*	56,610	76,990
Roundy’s, Inc.	1,823	8,112
Spartan Stores, Inc.	1,848	28,385
SUPERVALU, Inc.	18,219	45,001
Susser Holdings Corp.*	959	33,076
United Natural Foods, Inc.*	4,128	221,220
Village Super Market, Inc., Class A	709	23,298
Weis Markets, Inc.	952	37,290

		1,069,561

Food Products (0.6%)
Alico, Inc.	327	11,978
Annie’s, Inc.*	435	14,542
B&G Foods, Inc.	4,356	123,318
Calavo Growers, Inc.	1,000	25,210
Cal-Maine Foods, Inc.	1,236	49,712
Chiquita Brands International, Inc.*	3,950	32,588
Darling International, Inc.*	9,881	158,491
Diamond Foods, Inc.	1,882	25,727
Dole Food Co., Inc.*	3,102	35,580
Farmer Bros Co.*	619	8,932
Fresh Del Monte Produce, Inc.	3,281	86,454
Griffin Land & Nurseries, Inc.	225	6,075
Hain Celestial Group, Inc.*	3,125	169,438
Inventure Foods, Inc.*	1,108	7,191
J&J Snack Foods Corp.	1,263	80,756
John B. Sanfilippo & Son, Inc.	678	12,326
Lancaster Colony Corp.	7,569	523,699
Lifeway Foods, Inc.	455	3,977
Limoneira Co.	642	12,448
Omega Protein Corp.*	1,652	10,110
Pilgrim’s Pride Corp.*	5,109	37,040
Post Holdings, Inc.*	2,197	75,247
Sanderson Farms, Inc.	1,930	91,772
Seneca Foods Corp., Class A*	657	19,973
Smart Balance, Inc.*	5,090	65,661
Snyders-Lance, Inc.	3,787	91,305
Tootsie Roll Industries, Inc.	1,979	51,296
TreeHouse Foods, Inc.*	3,019	157,380
Westway Group, Inc.*	1,025	6,837

		1,995,063

Household Products (0.1%)
Central Garden & Pet Co., Class A*	3,278	$34,255
Harbinger Group, Inc.*	3,582	27,546
Oil-Dri Corp. of America	391	10,792
Orchids Paper Products Co.	477	9,645
Spectrum Brands Holdings, Inc.	1,940	87,164
WD-40 Co.	1,340	63,127

		232,529

Personal Products (0.1%)
Elizabeth Arden, Inc.*	2,129	95,826
Female Health Co.	1,578	11,330
Inter Parfums, Inc.	1,377	26,796
Medifast, Inc.*	1,157	30,533
Nature’s Sunshine Products, Inc.	933	13,510
Nutraceutical International Corp.	695	11,495
Prestige Brands Holdings, Inc.*	4,323	86,590
Revlon, Inc., Class A*	929	13,471
Star Scientific, Inc.*	12,442	33,345
Synutra International, Inc.*	1,519	7,033
USANA Health Sciences, Inc.*	523	17,222

		347,151

Tobacco (0.1%)
Alliance One International, Inc.*	7,238	26,346
Universal Corp.	1,908	95,228
Vector Group Ltd.	4,774	70,990

		192,564

Total Consumer Staples		3,981,700

Energy (7.4%)
Energy Equipment & Services (5.5%)
Atwood Oceanics, Inc.*	50,500	2,312,395
Basic Energy Services, Inc.*	2,662	30,373
Bolt Technology Corp.	716	10,217
Bristow Group, Inc.	57,955	3,109,865
C&J Energy Services, Inc.*	3,705	79,435
Cal Dive International, Inc.*	8,144	14,089
Dawson Geophysical Co.*	684	18,044
Dril-Quip, Inc.*	3,412	249,247
Exterran Holdings, Inc.*	5,447	119,398
Forbes Energy Services Ltd.*	1,222	3,092
Forum Energy Technologies, Inc.*	1,907	47,198
Geospace Technologies Corp.*	1,067	94,824
Global Geophysical Services, Inc.*	1,779	6,849
Gulf Island Fabrication, Inc.	1,212	29,124
Gulfmark Offshore, Inc., Class A	2,300	79,235
Heckmann Corp.*	11,524	46,442
Helix Energy Solutions Group, Inc.*	115,593	2,385,840
Hercules Offshore, Inc.*	13,553	83,758
Hornbeck Offshore Services, Inc.*	2,977	102,230
ION Geophysical Corp.*	11,341	73,830
Key Energy Services, Inc.*	12,555	87,257
Lufkin Industries, Inc.	2,805	163,055
Matrix Service Co.*	2,119	24,369
Mitcham Industries, Inc.*	1,106	15,075
Natural Gas Services Group, Inc.*	836	13,727

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Newpark Resources, Inc.*	7,556	$59,315
Oil States International, Inc.*	31,000	2,217,740
Parker Drilling Co.*	10,054	46,248
PHI, Inc. (Non-Voting)*	1,138	38,112
Pioneer Energy Services Corp.*	5,265	38,224
RigNet, Inc.*	1,041	21,268
Rowan Cos., plc, Class A*	79,000	2,470,330
Tesco Corp.*	2,560	29,158
TETRA Technologies, Inc.*	6,626	50,291
TGC Industries, Inc.	1,237	10,131
Tidewater, Inc.	53,000	2,368,040
Unit Corp.*	45,100	2,031,755
Vantage Drilling Co.*	16,409	30,028
Willbros Group, Inc.*	3,383	18,133

		18,627,741

Oil, Gas & Consumable Fuels (1.9%)
Abraxas Petroleum Corp.*	7,016	15,365
Adams Resources & Energy, Inc.	175	6,137
Alon USA Energy, Inc.	904	16,353
Amyris, Inc.*	2,545	7,940
Apco Oil and Gas International, Inc.	776	9,553
Approach Resources, Inc.*	2,803	70,103
Arch Coal, Inc.	17,886	130,926
Berry Petroleum Co., Class A	4,390	147,285
Bill Barrett Corp.*	3,957	70,395
Bonanza Creek Energy, Inc.*	846	23,510
BPZ Resources, Inc.*	8,874	27,953
Callon Petroleum Co.*	3,355	15,769
Carrizo Oil & Gas, Inc.*	3,300	69,036
Ceres, Inc.*	487	2,211
Clayton Williams Energy, Inc.*	509	20,360
Clean Energy Fuels Corp.*	5,674	70,641
Cloud Peak Energy, Inc.*	5,059	97,791
Comstock Resources, Inc.*	4,142	62,669
Contango Oil & Gas Co.	1,101	46,638
Crimson Exploration, Inc.*	1,644	4,505
Crosstex Energy, Inc.	3,524	50,534
CVR Energy, Inc.*	1,403	68,452
Delek U.S. Holdings, Inc.	1,456	36,866
Diamondback Energy, Inc.*	1,128	21,567
Emerald Oil, Inc.*	945	4,952
Endeavour International Corp.*	3,907	20,238
Energen Corp.	30,000	1,352,700
Energy XXI Bermuda Ltd.	6,670	214,707
EPL Oil & Gas, Inc.*	2,399	54,098
Evolution Petroleum Corp.*	1,394	11,333
Forest Oil Corp.*	9,806	65,602
Frontline Ltd.*	4,438	14,468
FX Energy, Inc.*	4,467	18,359
GasLog Ltd.	2,037	25,320
Gastar Exploration Ltd.*	4,906	5,936
Gevo, Inc.*	2,248	3,462
Goodrich Petroleum Corp.*	2,254	21,007
Green Plains Renewable Energy, Inc.*	2,139	16,920
Gulfport Energy Corp.*	4,665	178,296
Halcon Resources Corp.*	9,543	66,038
Hallador Energy Co.	430	3,552
Harvest Natural Resources, Inc.*	3,132	28,407
Isramco, Inc.*	79	8,215
KiOR, Inc., Class A*	2,249	$14,416
Knightsbridge Tankers Ltd.	2,149	11,282
Kodiak Oil & Gas Corp.*	22,369	197,966
Magnum Hunter Resources Corp.*	12,676	50,577
Matador Resources Co.*	1,171	9,602
McMoRan Exploration Co.*	8,522	136,778
Midstates Petroleum Co., Inc.*	2,092	14,414
Miller Energy Resources, Inc.*	2,614	10,351
Nordic American Tankers Ltd.	4,602	40,268
Northern Oil and Gas, Inc.*	5,333	89,701
Oasis Petroleum, Inc.*	6,766	215,159
Panhandle Oil and Gas, Inc., Class A	599	16,910
PDC Energy, Inc.*	2,509	83,324
Penn Virginia Corp.	4,396	19,386
PetroQuest Energy, Inc.*	4,858	24,047
Quicksilver Resources, Inc.*	10,159	29,055
Renewable Energy Group, Inc.*	610	3,575
Rentech, Inc.	18,526	48,723
Resolute Energy Corp.*	4,173	33,927
REX American Resources Corp.*	497	9,587
Rex Energy Corp.*	3,707	48,265
Rosetta Resources, Inc.*	4,464	202,487
Sanchez Energy Corp.*	1,000	18,000
Saratoga Resources, Inc.*	1,878	6,648
Scorpio Tankers, Inc.*	4,400	31,284
SemGroup Corp., Class A*	3,514	137,327
Ship Finance International Ltd.	4,142	68,882
Solazyme, Inc.*	2,805	22,047
Stone Energy Corp.*	4,143	85,014
Swift Energy Co.*	3,542	54,511
Synergy Resources Corp.*	3,368	18,154
Targa Resources Corp.	2,483	131,202
Teekay Corp.	27,500	882,750
Teekay Tankers Ltd., Class A	5,383	15,611
Triangle Petroleum Corp.*	3,634	21,768
Uranerz Energy Corp.*	5,503	7,649
Uranium Energy Corp.*	7,266	18,601
VAALCO Energy, Inc.*	4,961	42,913
W&T Offshore, Inc.	2,806	44,980
Warren Resources, Inc.*	6,058	17,023
Western Refining, Inc.	4,815	135,735
Westmoreland Coal Co.*	815	7,612
ZaZa Energy Corp.*	2,087	4,278

		6,287,958

Total Energy		24,915,699

Financials (13.2%)
Capital Markets (0.7%)
Apollo Investment Corp.	17,411	145,556
Arlington Asset Investment Corp., Class A	891	18,506
Artio Global Investors, Inc.	2,712	5,153
BGC Partners, Inc., Class A	8,430	29,168
BlackRock Kelso Capital Corp.	5,560	55,934
Calamos Asset Management, Inc., Class A	1,660	17,546
Capital Southwest Corp.	244	24,310
CIFC Corp.*	553	4,424
Cohen & Steers, Inc.	1,577	48,051

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Cowen Group, Inc., Class A*	7,463	$18,284
Diamond Hill Investment Group, Inc.	224	15,201
Duff & Phelps Corp., Class A	2,613	40,815
Epoch Holding Corp.	1,355	37,804
Evercore Partners, Inc., Class A	2,461	74,297
FBR & Co.*	3,398	13,150
Fidus Investment Corp.	935	15,381
Fifth Street Finance Corp.	8,857	92,290
Financial Engines, Inc.*	3,887	107,864
FXCM, Inc., Class A	1,970	19,838
GAMCO Investors, Inc., Class A	558	29,613
GFI Group, Inc.	6,034	19,550
Gladstone Capital Corp.	1,799	14,680
Gladstone Investment Corp.	2,110	14,686
Golub Capital BDC, Inc.	1,279	20,438
Greenhill & Co., Inc.	2,497	129,819
GSV Capital Corp.*	1,669	14,070
Harris & Harris Group, Inc.*	2,632	8,686
Hercules Technology Growth Capital, Inc.	4,284	47,681
HFF, Inc., Class A	2,811	41,884
Horizon Technology Finance Corp.	675	10,051
ICG Group, Inc.*	3,132	35,799
INTL FCStone, Inc.*	1,171	20,387
Investment Technology Group, Inc.*	3,275	29,475
JMP Group, Inc.	1,380	8,377
KBW, Inc.	2,975	45,517
KCAP Financial, Inc.	1,855	17,047
Knight Capital Group, Inc., Class A*	14,717	51,657
Ladenburg Thalmann Financial Services, Inc.*	9,254	12,956
Main Street Capital Corp.	2,570	78,411
Manning & Napier, Inc.	1,211	15,259
MCG Capital Corp.	6,704	30,838
Medallion Financial Corp.	1,573	18,467
Medley Capital Corp.	2,386	34,740
MVC Capital, Inc.	2,124	25,807
New Mountain Finance Corp.	1,517	22,603
NGP Capital Resources Co.	1,809	13,061
OFS Capital Corp.*	368	5,038
Oppenheimer Holdings, Inc., Class A	877	15,146
PennantPark Investment Corp.	5,411	59,494
Piper Jaffray Cos., Inc.*	1,256	40,355
Prospect Capital Corp.	15,946	173,333
Pzena Investment Management, Inc., Class A	874	4,719
Safeguard Scientifics, Inc.*	1,825	26,919
Solar Capital Ltd.	3,255	77,827
Solar Senior Capital Ltd.	821	15,320
Stellus Capital Investment Corp.	674	11,040
Stifel Financial Corp.*	4,505	144,025
SWS Group, Inc.*	2,489	13,167
TCP Capital Corp.	502	7,399
THL Credit, Inc.	1,179	17,437
TICC Capital Corp.	3,308	33,477
Triangle Capital Corp.	2,373	60,488
Virtus Investment Partners, Inc.*	512	61,921
Walter Investment Management Corp.*	3,002	$129,146
Westwood Holdings Group, Inc.	571	23,354
WisdomTree Investments, Inc.*	4,994	30,563

		2,545,299

Commercial Banks (2.7%)
1st Source Corp.	1,306	28,850
1st United Bancorp, Inc./Florida	2,619	16,369
Access National Corp.	616	8,008
Alliance Financial Corp./New York	388	16,882
American National Bankshares, Inc.	668	13,487
Ameris Bancorp*	1,932	24,131
Ames National Corp.	683	14,958
Arrow Financial Corp.	887	22,131
BancFirst Corp.	506	21,434
Banco Latinoamericano de Comercio Exterior S.A., Class E	2,434	52,477
Bancorp, Inc./Delaware*	2,535	27,809
BancorpSouth, Inc.	8,107	117,876
Bank of Kentucky Financial Corp.	466	11,524
Bank of Marin Bancorp/California	466	17,456
Bank of the Ozarks, Inc.	2,511	84,043
Banner Corp.	1,562	48,000
Bar Harbor Bankshares	340	11,441
BBCN Bancorp, Inc.	6,717	77,716
Berkshire Bancorp, Inc./New York	356	2,919
Boston Private Financial Holdings, Inc.	6,719	60,538
Bridge Bancorp, Inc.	743	15,113
Bridge Capital Holdings*	836	13,008
Bryn Mawr Bank Corp.	920	20,488
BSB Bancorp, Inc./Massachusetts*	715	8,744
C&F Financial Corp.	275	10,709
Camden National Corp.	654	22,216
Capital Bank Financial Corp., Class A*	519	8,859
Capital City Bank Group, Inc.*	1,084	12,325
Cardinal Financial Corp.	2,572	41,846
Cascade Bancorp*	478	2,992
Cathay General Bancorp	6,572	128,154
Center Bancorp, Inc.	947	10,966
Centerstate Banks, Inc.	2,528	21,564
Central Pacific Financial Corp.*	1,848	28,810
Century Bancorp, Inc./Massachusetts, Class A	304	10,017
Chemical Financial Corp.	51,717	1,228,796
Citizens & Northern Corp.	1,017	19,221
Citizens Republic Bancorp, Inc.*	3,428	65,029
City Holding Co.	1,247	43,458
CNB Financial Corp./Pennsylvania	1,114	18,247
CoBiz Financial, Inc.	3,029	22,627
Columbia Banking System, Inc.	3,451	61,911
Community Bank System, Inc.	3,408	93,243
Community Trust Bancorp, Inc.	1,208	39,598

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Crescent Financial Bancshares, Inc.*	334	$1,533
CVB Financial Corp.	7,381	76,762
Eagle Bancorp, Inc.*	1,416	28,278
Enterprise Bancorp, Inc./Massachusetts	462	7,632
Enterprise Financial Services Corp.	1,589	20,768
F.N.B. Corp./Pennsylvania	11,999	127,429
Farmers National Banc Corp.	1,572	9,746
Fidelity Southern Corp.*	834	7,965
Financial Institutions, Inc.	1,235	23,008
First Bancorp, Inc./Maine	761	12,534
First Bancorp/North Carolina	1,300	16,666
First BanCorp/Puerto Rico*	5,946	27,233
First Busey Corp.	5,829	27,105
First California Financial Group, Inc.*	1,935	14,938
First Commonwealth Financial Corp.	9,068	61,844
First Community Bancshares, Inc./Virginia	1,421	22,693
First Connecticut Bancorp, Inc./Connecticut	1,493	20,529
First Financial Bancorp	5,050	73,831
First Financial Bankshares, Inc.	2,623	102,323
First Financial Corp./Indiana	944	28,547
First Interstate Bancsystem, Inc.	1,467	22,636
First Merchants Corp.	2,477	36,759
First Midwest Bancorp, Inc./Illinois	6,209	77,737
First of Long Island Corp.	685	19,399
FirstMerit Corp.	9,419	133,656
FNB United Corp.*	832	9,651
German American Bancorp, Inc.	1,074	23,327
Glacier Bancorp, Inc.	6,217	91,452
Great Southern Bancorp, Inc.	857	21,811
Guaranty Bancorp*	6,360	12,402
Hancock Holding Co.	6,349	201,517
Hanmi Financial Corp.*	2,708	36,802
Heartland Financial USA, Inc.	1,245	32,557
Heritage Commerce Corp.*	1,681	11,733
Heritage Financial Corp./Washington	1,307	19,200
Heritage Oaks Bancorp*	1,698	9,848
Home BancShares, Inc./Arkansas	1,914	63,200
HomeTrust Bancshares, Inc.*	1,456	19,671
Horizon Bancorp/Indiana	480	9,432
Hudson Valley Holding Corp.	1,376	21,424
IBERIABANK Corp.	2,547	125,109
Independent Bank Corp./Massachusetts	1,859	53,818
International Bancshares Corp.	4,524	81,658
Investors Bancorp, Inc.	3,806	67,671
Lakeland Bancorp, Inc.	2,302	23,434
Lakeland Financial Corp.	1,404	36,279
MainSource Financial Group, Inc.	1,704	21,590
MB Financial, Inc.	4,523	89,329
Mercantile Bank Corp.	733	12,095
Merchants Bancshares, Inc.	432	11,565
Metro Bancorp, Inc.*	1,183	15,639
MetroCorp Bancshares, Inc.*	1,353	14,869
Middleburg Financial Corp.	453	$8,000
MidSouth Bancorp, Inc.	715	11,690
MidWestOne Financial Group, Inc.	579	11,875
National Bank Holdings Corp., Class A	413	7,843
National Bankshares, Inc./Virginia	604	19,564
National Penn Bancshares, Inc.	10,565	98,466
NBT Bancorp, Inc.	2,876	58,297
Northrim BanCorp, Inc.	547	12,390
Old National Bancorp/Indiana	8,371	99,364
OmniAmerican Bancorp, Inc.*	1,013	23,431
Oriental Financial Group, Inc.	95,694	1,277,515
Pacific Continental Corp.	1,544	15,023
Pacific Mercantile Bancorp*	891	5,604
PacWest Bancorp	2,561	63,462
Park National Corp.	987	63,790
Park Sterling Corp.*	3,246	16,977
Peapack-Gladstone Financial Corp.	654	9,208
Penns Woods Bancorp, Inc.	342	12,794
Peoples Bancorp, Inc./Ohio	15,019	306,838
Pinnacle Financial Partners, Inc.*	2,994	56,407
Preferred Bank/California*	1,003	14,243
PrivateBancorp, Inc.	5,207	79,771
Prosperity Bancshares, Inc.	4,081	171,402
Renasant Corp.	2,201	42,127
Republic Bancorp, Inc./Kentucky, Class A	889	18,785
S&T Bancorp, Inc.	2,534	45,789
Sandy Spring Bancorp, Inc.	2,076	40,316
SCBT Financial Corp.	1,296	52,073
Seacoast Banking Corp. of Florida*	5,971	9,613
Sierra Bancorp	1,036	11,841
Simmons First National Corp., Class A	1,497	37,964
Southside Bancshares, Inc.	1,474	31,042
Southwest Bancorp, Inc./Oklahoma*	1,655	18,536
State Bank Financial Corp.	2,559	40,637
StellarOne Corp.	1,959	27,700
Sterling Bancorp/New York	2,674	24,360
Sterling Financial Corp./Washington	2,288	47,773
Suffolk Bancorp*	899	11,777
Sun Bancorp, Inc./New Jersey*	3,105	10,992
Susquehanna Bancshares, Inc.	15,729	164,840
SY Bancorp, Inc.	1,045	23,429
Taylor Capital Group, Inc.*	1,401	25,288
Texas Capital Bancshares, Inc.*	3,368	150,954
Tompkins Financial Corp.	887	35,161
TowneBank/Virginia	2,263	35,054
Trico Bancshares	1,366	22,881
Trustmark Corp.	5,563	124,945
UMB Financial Corp.	2,772	121,524
Umpqua Holdings Corp.	9,374	110,519
Union First Market Bankshares Corp.	1,682	26,525
United Bankshares, Inc./West Virginia	3,289	79,988

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
United Community Banks, Inc./Georgia*	3,442	$32,424
Univest Corp. of Pennsylvania	1,447	24,744
Virginia Commerce Bancorp, Inc.*	2,322	20,782
Washington Banking Co.	1,359	18,510
Washington Trust Bancorp, Inc.	1,217	32,019
Webster Financial Corp.	6,067	124,677
WesBanco, Inc.	1,978	43,951
West Bancorp, Inc.	1,255	13,529
West Coast Bancorp/Oregon	1,651	36,570
Westamerica Bancorp	2,403	102,344
Western Alliance Bancorp*	5,949	62,643
Wilshire Bancorp, Inc.*	5,364	31,487
Wintrust Financial Corp.	3,120	114,504

		9,259,195

Consumer Finance (0.3%)
Asset Acceptance Capital Corp.*	1,356	6,102
Asta Funding, Inc.	935	8,892
Cash America International, Inc.	2,517	99,849
Credit Acceptance Corp.*	649	65,990
DFC Global Corp.*	3,746	69,339
Encore Capital Group, Inc.*	1,889	57,841
EZCORP, Inc., Class A*	4,000	79,440
First Cash Financial Services, Inc.*	2,440	121,073
First Marblehead Corp.*	4,963	3,856
Green Dot Corp., Class A*	2,078	25,352
Nelnet, Inc., Class A	2,000	59,580
Netspend Holdings, Inc.*	2,378	28,108
Nicholas Financial, Inc.	766	9,498
Portfolio Recovery Associates, Inc.*	1,447	154,626
Regional Management Corp.*	442	7,315
World Acceptance Corp.*	869	64,793

		861,654

Diversified Financial Services (0.1%)
California First National Bancorp	171	2,556
Gain Capital Holdings, Inc.	1,294	5,292
MarketAxess Holdings, Inc.	3,125	110,312
Marlin Business Services Corp.	763	15,306
MicroFinancial, Inc.	721	5,249
NewStar Financial, Inc.*	2,214	31,018
PHH Corp.*	4,737	107,767
PICO Holdings, Inc.*	1,951	39,547
Resource America, Inc., Class A	977	6,517

		323,564

Insurance (6.0%)
Alterra Capital Holdings Ltd.	7,247	204,293
American Equity Investment Life Holding Co.	5,115	62,454
American Safety Insurance Holdings Ltd.*	779	14,739
AMERISAFE, Inc.*	1,573	42,864
Amtrust Financial Services, Inc.	2,273	65,212
Argo Group International Holdings Ltd.	2,199	73,864
Arthur J. Gallagher & Co.	29,000	1,004,850
Aspen Insurance Holdings Ltd.	60,000	$1,924,800
Baldwin & Lyons, Inc., Class B	760	18,134
Citizens, Inc./Texas*	3,367	37,205
CNO Financial Group, Inc.	16,853	157,239
Crawford & Co., Class B	2,269	18,107
Donegal Group, Inc., Class A	735	10,319
Eastern Insurance Holdings, Inc.	528	9,018
eHealth, Inc.*	1,693	46,524
EMC Insurance Group, Inc.	377	9,003
Employers Holdings, Inc.	2,716	55,895
Enstar Group Ltd.*	707	79,170
FBL Financial Group, Inc., Class A	779	26,650
First American Financial Corp.	8,905	214,521
Fortegra Financial Corp.*	708	6,294
Global Indemnity plc*	719	15,912
Greenlight Capital Reinsurance Ltd., Class A*	2,349	54,215
Hallmark Financial Services*	1,208	11,343
Hanover Insurance Group, Inc.	51,300	1,987,362
HCC Insurance Holdings, Inc.	22,600	840,946
Hilltop Holdings, Inc.*	3,383	45,806
Homeowners Choice, Inc.	616	12,807
Horace Mann Educators Corp.	3,417	68,203
Independence Holding Co.	804	7,654
Infinity Property & Casualty Corp.	1,012	58,939
Investors Title Co.	97	5,820
Kansas City Life Insurance Co.	305	11,639
Maiden Holdings Ltd.	4,415	40,574
Meadowbrook Insurance Group, Inc.	4,315	24,941
Montpelier Reinsurance Holdings Ltd.	86,655	1,980,933
National Financial Partners Corp.*	3,487	59,767
National Interstate Corp.	561	16,168
National Western Life Insurance Co., Class A	163	25,712
Navigators Group, Inc.*	863	44,073
Old Republic International Corp.	191,100	2,035,215
OneBeacon Insurance Group Ltd., Class A	1,914	26,605
Phoenix Cos., Inc.*	506	12,513
Platinum Underwriters Holdings Ltd.	2,636	121,256
Primerica, Inc.	3,742	112,297
Protective Life Corp.	137,700	3,935,466
RLI Corp.	5,709	369,144
Safety Insurance Group, Inc.	1,065	49,171
SeaBright Holdings, Inc.	1,747	19,339
Selective Insurance Group, Inc.	4,678	90,145
StanCorp Financial Group, Inc.	55,400	2,031,518
State Auto Financial Corp.	1,243	18,570
Stewart Information Services Corp.	1,527	39,702
Symetra Financial Corp.	6,612	85,824
Tower Group, Inc.	2,999	53,292
United Fire Group, Inc.	1,717	37,499
Universal Insurance Holdings, Inc.	1,567	6,864

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Validus Holdings Ltd.	54,000	$1,867,320

		20,305,709

Real Estate Investment Trusts (REITs) (2.5%)
Acadia Realty Trust (REIT)	4,291	107,618
AG Mortgage Investment Trust, Inc. (REIT)	2,152	50,529
Agree Realty Corp. (REIT)	1,089	29,174
Alexander’s, Inc. (REIT)	191	63,183
American Assets Trust, Inc. (REIT)	2,968	82,896
American Capital Mortgage Investment Corp. (REIT)	3,611	85,111
American Realty Capital Trust, Inc. (REIT)	13,798	159,367
AmREIT, Inc. (REIT), Class B	259	4,442
Anworth Mortgage Asset Corp. (REIT)	12,396	71,649
Apollo Commercial Real Estate Finance, Inc. (REIT)	2,042	33,142
Apollo Residential Mortgage, Inc. (REIT)	2,105	42,500
Ares Commercial Real Estate Corp. (REIT)	664	10,903
ARMOUR Residential REIT, Inc. (REIT)	25,805	166,958
Ashford Hospitality Trust, Inc. (REIT)	4,785	50,290
Associated Estates Realty Corp. (REIT)	4,202	67,736
Campus Crest Communities, Inc. (REIT)	3,066	37,589
CapLease, Inc. (REIT)	6,039	33,637
Capstead Mortgage Corp. (REIT)	8,928	102,404
Cedar Realty Trust, Inc. (REIT)	5,275	27,852
Chatham Lodging Trust (REIT)	1,363	20,963
Chesapeake Lodging Trust (REIT)	3,283	68,549
Colonial Properties Trust (REIT)	7,630	163,053
Colony Financial, Inc. (REIT)	4,382	85,449
Coresite Realty Corp. (REIT)	1,760	48,682
Cousins Properties, Inc. (REIT)	7,933	66,240
CreXus Investment Corp. (REIT)	6,123	75,007
CubeSmart (REIT)	10,667	155,418
CYS Investments, Inc. (REIT)	15,500	183,055
DCT Industrial Trust, Inc. (REIT)	21,530	139,730
DiamondRock Hospitality Co. (REIT)	15,892	143,028
DuPont Fabros Technology, Inc. (REIT)	5,318	128,483
Dynex Capital, Inc. (REIT)	5,414	51,108
EastGroup Properties, Inc. (REIT)	2,532	136,247
Education Realty Trust, Inc. (REIT)	9,365	99,644
EPR Properties (REIT)	4,097	188,913
Equity One, Inc. (REIT)	4,869	102,298
Excel Trust, Inc. (REIT)	3,573	45,270
FelCor Lodging Trust, Inc. (REIT)*	10,653	49,749
First Industrial Realty Trust, Inc. (REIT)*	8,188	115,287
First Potomac Realty Trust (REIT)	4,525	$55,929
Franklin Street Properties Corp. (REIT)	6,500	80,015
Getty Realty Corp. (REIT)	2,282	41,213
Gladstone Commercial Corp. (REIT)	1,207	21,666
Glimcher Realty Trust (REIT)	12,119	134,400
Government Properties Income Trust (REIT)	3,828	91,757
Gramercy Capital Corp./New York (REIT)*	4,157	12,222
Gyrodyne Co. of America, Inc. (REIT)	112	8,071
Healthcare Realty Trust, Inc. (REIT)	7,472	179,403
Hersha Hospitality Trust (REIT)	14,892	74,460
Highwoods Properties, Inc. (REIT)	6,246	208,929
Hudson Pacific Properties, Inc. (REIT)	3,253	68,508
Inland Real Estate Corp. (REIT)	6,775	56,774
Invesco Mortgage Capital, Inc. (REIT)	10,164	200,332
Investors Real Estate Trust (REIT)	7,831	68,365
iStar Financial, Inc. (REIT)*	7,351	59,911
JAVELIN Mortgage Investment Corp. (REIT)	411	7,846
Kite Realty Group Trust (REIT)	5,201	29,074
LaSalle Hotel Properties (REIT)	7,401	187,911
Lexington Realty Trust (REIT)	10,988	114,825
LTC Properties, Inc. (REIT)	2,730	96,069
Medical Properties Trust, Inc. (REIT)	11,951	142,934
Monmouth Real Estate Investment Corp. (REIT), Class A	3,702	38,353
National Health Investors, Inc. (REIT)	2,182	123,348
New York Mortgage Trust, Inc. (REIT)	4,089	25,842
NorthStar Realty Finance Corp. (REIT)	13,708	96,504
Omega Healthcare Investors, Inc. (REIT)	9,730	232,060
One Liberty Properties, Inc. (REIT)	1,105	22,420
Parkway Properties, Inc./Maryland (REIT)	1,628	22,776
Pebblebrook Hotel Trust (REIT)	5,008	115,685
Pennsylvania Real Estate Investment Trust (REIT)	4,848	85,519
PennyMac Mortgage Investment Trust (REIT)	4,987	126,121
Potlatch Corp. (REIT)	3,569	139,869
PS Business Parks, Inc. (REIT)	1,653	107,412
RAIT Financial Trust (REIT)	4,159	23,498
Ramco-Gershenson Properties Trust (REIT)	4,040	53,772
Redwood Trust, Inc. (REIT)	6,938	117,183
Resource Capital Corp. (REIT)	8,611	48,222

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Retail Opportunity Investments Corp. (REIT)	4,324	$55,607
RLJ Lodging Trust (REIT)	9,267	179,502
Rouse Properties, Inc. (REIT)	1,993	33,722
Ryman Hospitality Properties (REIT)	2,433	93,573
Sabra Health Care REIT, Inc. (REIT)	3,283	71,307
Saul Centers, Inc. (REIT)	731	31,279
Select Income REIT (REIT)	896	22,194
Sovran Self Storage, Inc. (REIT)	2,549	158,293
Spirit Realty Capital, Inc. (REIT)	2,738	48,682
STAG Industrial, Inc. (REIT)	2,701	48,537
Strategic Hotels & Resorts, Inc. (REIT)*	15,547	99,501
Summit Hotel Properties, Inc. (REIT)	3,344	31,768
Sun Communities, Inc. (REIT)	2,648	105,629
Sunstone Hotel Investors, Inc. (REIT)*	11,647	124,739
Terreno Realty Corp. (REIT)	1,214	18,744
Two Harbors Investment Corp. (REIT)	25,485	282,374
UMH Properties, Inc. (REIT)	1,280	13,222
Universal Health Realty Income Trust (REIT)	1,015	51,369
Urstadt Biddle Properties, Inc. (REIT), Class A	2,135	42,017
Washington Real Estate Investment Trust (REIT)	5,847	152,899
Western Asset Mortgage Capital Corp. (REIT)	1,542	30,485
Whitestone REIT (REIT)	1,387	19,487
Winthrop Realty Trust (REIT)	2,677	29,581

		8,356,862

Real Estate Management & Development (0.0%)
AV Homes, Inc.*	852	12,115
Consolidated-Tomoka Land Co.	375	11,629
Forestar Group, Inc.*	2,936	50,881
Kennedy-Wilson Holdings, Inc.	3,521	49,224
Tejon Ranch Co.*	1,142	32,067
Thomas Properties Group, Inc.	2,716	14,694
Zillow, Inc., Class A*	262	7,270

		177,880

Thrifts & Mortgage Finance (0.9%)
Astoria Financial Corp.	7,410	69,358
Bank Mutual Corp.	3,866	16,624
BankFinancial Corp.	1,751	12,992
Beneficial Mutual Bancorp, Inc.*	2,829	26,875
Berkshire Hills Bancorp, Inc.	1,911	45,596
BofI Holding, Inc.*	886	24,693
Brookline Bancorp, Inc.	6,070	51,595
Cape Bancorp, Inc.	895	7,778
Charter Financial Corp./Georgia	490	5,194
Clifton Savings Bancorp, Inc.	783	8,824
Dime Community Bancshares, Inc.	2,730	37,920
Doral Financial Corp.*	10,816	7,832
ESB Financial Corp.	845	11,720
ESSA Bancorp, Inc.	768	8,364
EverBank Financial Corp.	1,978	$29,492
Farmer Mac, Class C	828	26,910
First Defiance Financial Corp.	783	15,026
First Federal Bancshares of Arkansas, Inc.*	269	2,623
First Financial Holdings, Inc.	1,349	17,645
First Financial Northwest, Inc.*	1,336	10,087
First PacTrust Bancorp, Inc.	853	10,466
Flushing Financial Corp.	2,705	41,495
Fox Chase Bancorp, Inc.	1,102	18,348
Franklin Financial Corp./Virginia	1,011	16,762
Heritage Financial Group, Inc.	728	10,039
Hingham Institution for Savings	115	7,199
Home Bancorp, Inc.*	617	11,260
Home Federal Bancorp, Inc./Idaho	1,224	15,214
Home Loan Servicing Solutions Ltd.	2,398	45,322
HomeStreet, Inc.*	722	18,447
Kearny Financial Corp.	1,361	13,270
Meridian Interstate Bancorp, Inc.*	750	12,585
MGIC Investment Corp.*	15,542	41,342
NASB Financial, Inc.*	355	7,586
Nationstar Mortgage Holdings, Inc.*	1,600	49,568
Northfield Bancorp, Inc./New Jersey	1,275	19,444
Northwest Bancshares, Inc.	8,387	101,818
OceanFirst Financial Corp.	1,236	16,995
Ocwen Financial Corp.*	9,097	314,665
Oritani Financial Corp.	3,979	60,958
Peoples Federal Bancshares, Inc.	535	9,304
Provident Financial Holdings, Inc.	843	14,752
Provident Financial Services, Inc.	5,124	76,450
Provident New York Bancorp	3,148	29,308
Radian Group, Inc.	11,124	67,968
Rockville Financial, Inc.	2,293	29,580
Roma Financial Corp.	692	10,463
SI Financial Group, Inc.	920	10,580
Simplicity Bancorp, Inc.	757	11,317
Territorial Bancorp, Inc.	928	21,205
Tree.com, Inc.	497	8,961
TrustCo Bank Corp./New York	237,238	1,252,617
United Financial Bancorp, Inc.	1,505	23,659
ViewPoint Financial Group, Inc.	2,775	58,108
Walker & Dunlop, Inc.*	938	15,627
Waterstone Financial, Inc.*	596	4,649
Westfield Financial, Inc.	2,382	17,222
WSFS Financial Corp.	654	27,631

		2,959,332

Total Financials		44,789,495

Health Care (5.2%)
Biotechnology (1.1%)
Achillion Pharmaceuticals, Inc.*	4,834	38,769
Acorda Therapeutics, Inc.*	3,438	85,469
Aegerion Pharmaceuticals, Inc.*	2,109	53,547
Affymax, Inc.*	3,017	57,323
Agenus, Inc.*	1,919	7,868
Alkermes plc*	10,300	190,756

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Alnylam Pharmaceuticals, Inc.*	3,969	$72,434
AMAG Pharmaceuticals, Inc.*	1,818	26,743
Amicus Therapeutics, Inc.*	2,556	6,850
Anacor Pharmaceuticals, Inc.*	1,261	6,557
Arena Pharmaceuticals, Inc.*	18,390	165,878
ArQule, Inc.*	4,937	13,774
Array BioPharma, Inc.*	9,337	34,734
Astex Pharmaceuticals*	7,901	22,992
AVEO Pharmaceuticals, Inc.*	3,333	26,831
BioCryst Pharmaceuticals, Inc.*	4,164	5,913
Biospecifics Technologies Corp.*	428	6,399
Biotime, Inc.*	2,736	8,591
Celldex Therapeutics, Inc.*	5,101	34,228
Cepheid, Inc.*	5,507	186,192
ChemoCentryx, Inc.*	438	4,792
Clovis Oncology, Inc.*	1,164	18,624
Codexis, Inc.*	2,069	4,572
Coronado Biosciences, Inc.*	1,444	6,512
Cubist Pharmaceuticals, Inc.*	5,328	224,096
Curis, Inc.*	6,644	22,789
Cytori Therapeutics, Inc.*	4,894	13,801
Dendreon Corp.*	13,204	69,717
Discovery Laboratories, Inc.*	3,722	7,853
Durata Therapeutics, Inc.*	554	4,233
Dyax Corp.*	8,589	29,890
Dynavax Technologies Corp.*	14,888	42,580
Emergent Biosolutions, Inc.*	2,225	35,689
Enzon Pharmaceuticals, Inc.	3,616	16,019
Exact Sciences Corp.*	5,335	56,498
Exelixis, Inc.*	15,426	70,497
Genomic Health, Inc.*	1,383	37,701
Geron Corp.*	11,040	15,566
GTx, Inc.*	1,925	8,085
Halozyme Therapeutics, Inc.*	7,668	51,452
Hyperion Therapeutics, Inc.*	184	2,076
Idenix Pharmaceuticals, Inc.*	7,504	36,394
ImmunoCellular Therapeutics Ltd.*	4,345	8,342
Immunogen, Inc.*	7,002	89,275
Immunomedics, Inc.*	5,701	16,647
Infinity Pharmaceuticals, Inc.*	2,347	82,145
Intercept Pharmaceuticals, Inc.*	347	11,881
InterMune, Inc.*	5,602	54,283
Ironwood Pharmaceuticals, Inc.*	6,435	71,364
Isis Pharmaceuticals, Inc.*	8,410	87,969
Keryx Biopharmaceuticals, Inc.*	5,932	15,542
KYTHERA Biopharmaceuticals, Inc.*	359	10,892
Lexicon Pharmaceuticals, Inc.*	17,846	39,618
Ligand Pharmaceuticals, Inc., Class B*	1,482	30,737
MannKind Corp.*	9,613	22,206
Maxygen, Inc.	2,514	6,184
Merrimack Pharmaceuticals, Inc.*	1,285	7,826
Momenta Pharmaceuticals, Inc.*	3,971	46,778
Neurocrine Biosciences, Inc.*	5,649	42,254
NewLink Genetics Corp.*	1,076	13,450
Novavax, Inc.*	10,185	19,250
NPS Pharmaceuticals, Inc.*	7,402	67,358
OncoGenex Pharmaceutical, Inc.*	1,172	15,377
Oncothyreon, Inc.*	4,854	9,320
Opko Health, Inc.*	9,312	44,791
Orexigen Therapeutics, Inc.*	5,991	$31,573
Osiris Therapeutics, Inc.*	1,487	13,353
PDL BioPharma, Inc.	11,988	84,515
Pharmacyclics, Inc.*	4,587	265,587
Progenics Pharmaceuticals, Inc.*	3,398	10,126
Raptor Pharmaceutical Corp.*	4,021	23,523
Regulus Therapeutics, Inc.*	483	3,043
Repligen Corp.*	2,586	16,266
Rigel Pharmaceuticals, Inc.*	7,197	46,780
Sangamo BioSciences, Inc.*	4,341	26,089
Seattle Genetics, Inc.*	8,025	186,180
SIGA Technologies, Inc.*	2,945	7,716
Spectrum Pharmaceuticals, Inc.	5,110	57,181
Sunesis Pharmaceuticals, Inc.*	2,389	10,034
Synageva BioPharma Corp.*	871	40,319
Synergy Pharmaceuticals, Inc.*	3,501	18,415
Synta Pharmaceuticals Corp.*	3,350	30,217
Targacept, Inc.*	2,358	10,328
Tesaro, Inc.*	341	5,780
Theravance, Inc.*	5,057	112,619
Threshold Pharmaceuticals, Inc.*	3,826	16,107
Trius Therapeutics, Inc.*	2,103	10,052
Vanda Pharmaceuticals, Inc.*	2,441	9,032
Verastem, Inc.*	535	4,703
Vical, Inc.*	5,872	17,087
XOMA Corp.*	6,481	15,522
ZIOPHARM Oncology, Inc.*	5,812	24,178

		3,741,098

Health Care Equipment & Supplies (2.6%)
Abaxis, Inc.	1,863	69,117
ABIOMED, Inc.*	2,864	38,549
Accuray, Inc.*	6,195	39,834
Align Technology, Inc.*	6,068	168,387
Alphatec Holdings, Inc.*	4,390	7,244
Analogic Corp.	1,003	74,523
AngioDynamics, Inc.*	2,184	24,002
Anika Therapeutics, Inc.*	996	9,900
Antares Pharma, Inc.*	8,517	32,450
ArthroCare Corp.*	2,304	79,695
AtriCure, Inc.*	1,164	8,032
Atrion Corp.	137	26,852
Cantel Medical Corp.	1,817	54,019
Cardiovascular Systems, Inc.*	1,476	18,524
Cerus Corp.*	4,454	14,075
Conceptus, Inc.*	2,698	56,685
CONMED Corp.	2,428	67,863
CryoLife, Inc.	2,506	15,612
Cyberonics, Inc.*	2,326	122,185
Cynosure, Inc., Class A*	974	23,483
Derma Sciences, Inc.*	784	8,710
DexCom, Inc.*	5,681	77,318
Endologix, Inc.*	4,746	67,583
EnteroMedics, Inc.*	2,090	5,852
Exactech, Inc.*	761	12,899
Globus Medical, Inc., Class A*	657	6,892
Greatbatch, Inc.*	2,021	46,968
Haemonetics Corp.*	4,312	176,102
Hansen Medical, Inc.*	4,371	9,092
HeartWare International, Inc.*	1,194	100,236
Hill-Rom Holdings, Inc.	41,000	1,168,500
ICU Medical, Inc.*	1,080	65,804

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Insulet Corp.*	3,982	$84,498
Integra LifeSciences Holdings Corp.*	1,622	63,209
Invacare Corp.	2,724	44,401
MAKO Surgical Corp.*	3,261	41,969
Masimo Corp.	4,289	90,112
Meridian Bioscience, Inc.	3,526	71,402
Merit Medical Systems, Inc.*	3,564	49,540
Natus Medical, Inc.*	2,530	28,285
Navidea Biopharmaceuticals, Inc.*	8,246	23,336
Neogen Corp.*	1,937	87,785
NuVasive, Inc.*	3,709	57,341
NxStage Medical, Inc.*	4,223	47,509
OraSure Technologies, Inc.*	4,428	31,793
Orthofix International N.V.*	1,609	63,282
Palomar Medical Technologies, Inc.*	1,714	15,786
PhotoMedex, Inc.*	1,126	16,338
Quidel Corp.*	2,437	45,499
Rochester Medical Corp.*	906	9,133
Rockwell Medical Technologies, Inc.*	1,782	14,345
RTI Biologics, Inc.*	4,817	20,569
Solta Medical, Inc.*	5,443	14,533
Spectranetics Corp.*	2,929	43,261
STAAR Surgical Co.*	2,974	18,141
STERIS Corp.	41,376	1,436,989
SurModics, Inc.*	954	21,331
Symmetry Medical, Inc.*	3,227	33,948
Teleflex, Inc.	28,000	1,996,680
Tornier N.V.*	1,293	21,710
Unilife Corp.*	6,977	15,838
Utah Medical Products, Inc.	273	9,842
Vascular Solutions, Inc.*	1,375	21,725
Volcano Corp.*	4,478	105,726
West Pharmaceutical Services, Inc.	21,904	1,199,244
Wright Medical Group, Inc.*	3,361	70,547
Young Innovations, Inc.	452	17,813
Zeltiq Aesthetics, Inc.*	1,442	6,676

		8,637,123

Health Care Providers & Services (0.8%)
Acadia Healthcare Co., Inc.*	2,249	52,469
Accretive Health, Inc.*	4,829	55,823
Air Methods Corp.	3,252	119,966
Almost Family, Inc.	724	14,668
Amedisys, Inc.*	2,535	28,569
AMN Healthcare Services, Inc.*	3,597	41,545
Amsurg Corp.*	2,717	81,537
Assisted Living Concepts, Inc., Class A	1,696	16,536
Bio-Reference Labs, Inc.*	2,104	60,364
BioScrip, Inc.*	3,782	40,732
Capital Senior Living Corp.*	2,411	45,062
Centene Corp.*	4,291	175,931
Chemed Corp.	1,649	113,105
Chindex International, Inc.*	1,018	10,689
Corvel Corp.*	481	21,563
Cross Country Healthcare, Inc.*	2,452	11,770
Emeritus Corp.*	2,550	63,036
Ensign Group, Inc.	1,484	$40,350
ExamWorks Group, Inc.*	2,518	35,227
Five Star Quality Care, Inc.*	3,130	15,681
Gentiva Health Services, Inc.*	2,655	26,683
Hanger, Inc.*	2,863	78,332
HealthSouth Corp.*	8,034	169,598
Healthways, Inc.*	2,916	31,201
HMS Holdings Corp.*	7,264	188,283
IPC The Hospitalist Co., Inc.*	1,376	54,641
Kindred Healthcare, Inc.*	4,293	46,450
Landauer, Inc.	803	49,152
LHC Group, Inc.*	1,200	25,560
Magellan Health Services, Inc.*	2,257	110,593
Molina Healthcare, Inc.*	2,572	69,598
MWI Veterinary Supply, Inc.*	1,077	118,470
National Healthcare Corp.	881	41,425
National Research Corp.	215	11,653
Owens & Minor, Inc.	5,451	155,408
PDI, Inc.*	817	6,209
PharMerica Corp.*	2,540	36,170
Providence Service Corp.*	1,094	18,587
PSS World Medical, Inc.*	4,230	122,162
Select Medical Holdings Corp.	3,021	28,488
Skilled Healthcare Group, Inc., Class A*	1,638	10,434
Sunrise Senior Living, Inc.*	4,978	71,584
Team Health Holdings, Inc.*	2,378	68,415
Triple-S Management Corp., Class B*	1,491	27,539
U.S. Physical Therapy, Inc.	1,035	28,504
Universal American Corp.	3,205	27,531
Vanguard Health Systems, Inc.*	2,519	30,858
WellCare Health Plans, Inc.*	3,650	177,718

		2,875,869

Health Care Technology (0.2%)
athenahealth, Inc.*	3,030	222,554
Computer Programs & Systems, Inc.	918	46,212
Epocrates, Inc.*	1,574	13,883
Greenway Medical Technologies*	649	9,969
HealthStream, Inc.*	1,669	40,573
MedAssets, Inc.*	4,893	82,056
Medidata Solutions, Inc.*	1,864	73,050
Merge Healthcare, Inc.*	4,839	11,952
Omnicell, Inc.*	2,866	42,617
Quality Systems, Inc.	3,390	58,850
Vocera Communications, Inc.*	585	14,684

		616,400

Life Sciences Tools & Services (0.1%)
Affymetrix, Inc.*	6,009	19,049
BG Medicine, Inc.*	886	2,047
Cambrex Corp.*	2,463	28,029
Fluidigm Corp.*	1,892	27,074
Furiex Pharmaceuticals, Inc.*	634	12,211
Harvard Bioscience, Inc.*	1,848	8,094
Luminex Corp.*	3,572	59,867
Pacific Biosciences of California, Inc.*	2,885	4,904
PAREXEL International Corp.*	5,067	149,932
Sequenom, Inc.*	9,737	45,959

		357,166

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Pharmaceuticals (0.4%)
Acura Pharmaceuticals, Inc.*	875	$1,942
Akorn, Inc.*	4,845	64,729
Ampio Pharmaceuticals, Inc.*	2,321	8,332
Auxilium Pharmaceuticals, Inc.*	4,160	77,085
AVANIR Pharmaceuticals, Inc., Class A*	11,904	31,308
BioDelivery Sciences International, Inc.*	2,334	10,060
Cadence Pharmaceuticals, Inc.*	5,139	24,616
Cempra, Inc.*	358	2,291
Corcept Therapeutics, Inc.*	4,392	6,281
Cornerstone Therapeutics, Inc.*	789	3,732
Cumberland Pharmaceuticals, Inc.*	1,014	4,259
Depomed, Inc.*	4,626	28,635
Endocyte, Inc.*	2,548	22,881
Hi-Tech Pharmacal Co., Inc.	893	31,237
Horizon Pharma, Inc.*	3,099	7,221
Impax Laboratories, Inc.*	5,640	115,564
Jazz Pharmaceuticals plc*	3,512	186,838
Lannett Co., Inc.*	1,199	5,947
MAP Pharmaceuticals, Inc.*	2,300	36,133
Medicines Co.*	4,632	111,029
Nektar Therapeutics*	9,828	72,825
Obagi Medical Products, Inc.*	1,597	21,703
Omeros Corp.*	2,131	11,060
Optimer Pharmaceuticals, Inc.*	3,910	35,385
Pacira Pharmaceuticals, Inc.*	1,583	27,655
Pain Therapeutics, Inc.*	3,240	8,780
Pernix Therapeutics Holdings*	784	6,076
Pozen, Inc.*	2,341	11,728
Questcor Pharmaceuticals, Inc.	4,498	120,187
Repros Therapeutics, Inc.*	1,385	21,814
Sagent Pharmaceuticals, Inc.*	805	12,952
Santarus, Inc.*	4,739	52,034
Sciclone Pharmaceuticals, Inc.*	4,844	20,878
Sucampo Pharmaceuticals, Inc., Class A*	960	4,704
Supernus Pharmaceuticals, Inc.*	193	1,384
Transcept Pharmaceuticals, Inc.*	1,055	4,695
Ventrus Biosciences, Inc.*	1,069	2,309
ViroPharma, Inc.*	5,549	126,295
Vivus, Inc.*	8,357	112,151
XenoPort, Inc.*	3,574	27,770
Zogenix, Inc.*	3,960	5,267

		1,487,772

Total Health Care		17,715,428

Industrials (22.3%)
Aerospace & Defense (1.2%)
AAR Corp.	132,404	2,473,307
Aerovironment, Inc.*	1,471	31,979
American Science & Engineering, Inc.	690	44,995
API Technologies Corp.*	2,742	8,061
Astronics Corp.*	1,045	23,910
CPI Aerostructures, Inc.*	480	4,805
Cubic Corp.	1,367	65,575
Curtiss-Wright Corp.	3,935	129,186
DigitalGlobe, Inc.*	3,006	73,467

Esterline Technologies Corp.*	2,572	$163,605
GenCorp, Inc.*	5,188	47,470
GeoEye, Inc.*	1,306	40,133
HEICO Corp.	4,414	197,571
Hexcel Corp.*	8,416	226,895
KEYW Holding Corp.*	1,884	23,908
Kratos Defense & Security Solutions, Inc.*	3,493	17,570
LMI Aerospace, Inc.*	798	15,433
Moog, Inc., Class A*	3,783	155,216
National Presto Industries, Inc.	409	28,262
Orbital Sciences Corp.*	5,061	69,690
SIFCO Industries, Inc.	193	3,040
Sypris Solutions, Inc.	847	3,354
Taser International, Inc.*	4,254	38,031
Teledyne Technologies, Inc.*	3,123	203,214

		4,088,677

Air Freight & Logistics (0.1%)
Air Transport Services Group, Inc.*	4,454	17,861
Atlas Air Worldwide Holdings, Inc.*	2,212	98,014
Echo Global Logistics, Inc.*	1,271	22,840
Forward Air Corp.	2,457	86,020
Hub Group, Inc., Class A*	3,174	106,646
Pacer International, Inc.*	2,878	11,224
Park-Ohio Holdings Corp.*	736	15,684
XPO Logistics, Inc.*	1,506	26,174

		384,463

Airlines (0.7%)
Alaska Air Group, Inc.*	6,013	259,100
Allegiant Travel Co.	1,277	93,745
Hawaiian Holdings, Inc.*	4,206	27,633
JetBlue Airways Corp.*	19,694	112,453
Republic Airways Holdings, Inc.*	4,077	23,157
SkyWest, Inc.	133,369	1,661,778
Spirit Airlines, Inc.*	3,549	62,888
U.S. Airways Group, Inc.*	13,645	184,208

		2,424,962

Building Products (3.3%)
A.O. Smith Corp.	19,290	1,216,620
AAON, Inc.	1,568	32,724
Ameresco, Inc., Class A*	1,745	17,118
American Woodmark Corp.*	12,610	350,810
Apogee Enterprises, Inc.	116,336	2,788,574
Builders FirstSource, Inc.	3,777	21,076
Gibraltar Industries, Inc.*	110,985	1,766,881
Griffon Corp.	3,840	44,006
Insteel Industries, Inc.	1,478	18,445
NCI Building Systems, Inc.*	1,489	20,697
Nortek, Inc.*	664	43,990
Patrick Industries, Inc.*	328	5,104
PGT, Inc.*	1,561	7,025
Quanex Building Products Corp.	3,142	64,128
Simpson Manufacturing Co., Inc.	58,392	1,914,674
Trex Co., Inc.*	1,200	44,676
Universal Forest Products, Inc.	72,089	2,742,266
USG Corp.*	6,230	174,876

		11,273,690

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Commercial Services & Supplies (1.8%)
A.T. Cross Co., Class A*	753	$8,117
ABM Industries, Inc.	4,591	91,590
ACCO Brands Corp.*	9,426	69,187
Acorn Energy, Inc.	1,529	11,941
American Reprographics Co.*	3,246	8,310
Brink’s Co.	4,040	115,261
Casella Waste Systems, Inc., Class A*	2,828	12,387
CECO Environmental Corp.	604	6,010
Cenveo, Inc.*	4,792	12,938
CompX International, Inc.	122	1,699
Consolidated Graphics, Inc.*	589	20,568
Courier Corp.	940	10,340
Deluxe Corp.	4,248	136,956
EnergySolutions, Inc.*	6,540	20,405
EnerNOC, Inc.*	1,998	23,476
Ennis, Inc.	2,177	33,678
G&K Services, Inc., Class A	1,575	53,786
GEO Group, Inc.	5,978	168,580
Healthcare Services Group, Inc.	5,725	132,992
Heritage-Crystal Clean, Inc.*	658	9,877
Herman Miller, Inc.	4,837	103,609
HNI Corp.	3,897	117,144
InnerWorkings, Inc.*	2,727	37,578
Interface, Inc.	4,849	77,972
Intersections, Inc.	752	7,129
Kimball International, Inc., Class B	2,733	31,730
Knoll, Inc.	4,096	62,915
McGrath RentCorp	35,481	1,029,659
Metalico, Inc.*	3,548	6,954
Mine Safety Appliances Co.	47,665	2,035,772
Mobile Mini, Inc.*	3,267	68,052
Multi-Color Corp.	1,157	27,756
NL Industries, Inc.	597	6,836
Performant Financial Corp.*	643	6,494
Quad/Graphics, Inc.	2,163	44,104
Schawk, Inc.	68,448	900,776
Standard Parking Corp.*	1,339	29,445
Steelcase, Inc., Class A	6,512	82,963
Swisher Hygiene, Inc.*	9,603	16,805
Sykes Enterprises, Inc.*	3,342	50,865
Team, Inc.*	1,649	62,728
Tetra Tech, Inc.*	5,369	142,010
TMS International Corp., Class A*	1,068	13,371
TRC Cos., Inc.*	959	5,581
U.S. Ecology, Inc.	1,586	37,334
UniFirst Corp.	1,239	90,843
United Stationers, Inc.	3,392	105,118
Viad Corp.	1,651	44,841

		6,194,482

Construction & Engineering (1.6%)
Aegion Corp.*	3,311	73,471
Argan, Inc.	857	15,426
Comfort Systems USA, Inc.	3,258	39,617
Dycom Industries, Inc.*	2,869	56,806
EMCOR Group, Inc.	44,630	1,544,644
Furmanite Corp.*	3,232	17,356
Granite Construction, Inc.	97,664	3,283,464

Great Lakes Dredge & Dock Corp.	4,933	$44,052
Layne Christensen Co.*	1,702	41,308
MasTec, Inc.*	4,604	114,778
Michael Baker Corp.	704	17,551
MYR Group, Inc.*	1,729	38,470
Northwest Pipe Co.*	784	18,706
Orion Marine Group, Inc.*	2,408	17,603
Pike Electric Corp.	1,448	13,828
Primoris Services Corp.	2,554	38,412
Sterling Construction Co., Inc.*	1,481	14,721
Tutor Perini Corp.*	3,066	42,004

		5,432,217

Electrical Equipment (1.9%)
Acuity Brands, Inc.	3,543	239,967
American Superconductor Corp.*	3,355	8,790
AZZ, Inc.	2,176	83,624
Belden, Inc.	3,804	171,142
Brady Corp., Class A	58,190	1,943,546
Capstone Turbine Corp.*	25,465	22,664
Coleman Cable, Inc.	690	6,396
Encore Wire Corp.	1,295	39,252
EnerSys, Inc.*	7,843	295,132
Enphase Energy, Inc.*	720	2,628
Franklin Electric Co., Inc.	26,968	1,676,601
FuelCell Energy, Inc.*	13,284	12,181
Generac Holdings, Inc.	2,075	71,193
General Cable Corp.*	13,000	395,330
Global Power Equipment Group, Inc.	1,474	25,279
II-VI, Inc.*	4,515	82,489
LSI Industries, Inc.	1,616	11,328
Powell Industries, Inc.*	26,771	1,111,800
Preformed Line Products Co.	212	12,597
Thermon Group Holdings, Inc.*	1,268	28,568
Vicor Corp.*	1,670	9,051

		6,249,558

Industrial Conglomerates (0.8%)
Carlisle Cos., Inc.	41,000	2,409,160
Raven Industries, Inc.	3,098	81,663
Seaboard Corp.	26	65,777
Standex International Corp.	1,078	55,291

		2,611,891

Machinery (8.7%)
Accuride Corp.*	4,030	12,936
Actuant Corp., Class A	6,079	169,665
Alamo Group, Inc.	596	19,453
Albany International Corp., Class A	2,372	53,797
Altra Holdings, Inc.	2,203	48,576
American Railcar Industries, Inc.	813	25,797
Ampco-Pittsburgh Corp.	749	14,965
Astec Industries, Inc.	49,212	1,640,236
Barnes Group, Inc.	4,642	104,259
Blount International, Inc.*	4,172	66,001
Briggs & Stratton Corp.	96,470	2,033,588
Cascade Corp.	742	47,711
Chart Industries, Inc.*	2,519	167,942
CIRCOR International, Inc.	18,938	749,755

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

CLARCOR, Inc.	4,145	$198,048
Columbus McKinnon Corp.*	1,664	27,489
Commercial Vehicle Group, Inc.*	2,082	17,093
Douglas Dynamics, Inc.	1,898	27,312
Dynamic Materials Corp.	1,134	15,763
Eastern Co.	506	8,005
Energy Recovery, Inc.*	3,803	12,930
EnPro Industries, Inc.*	51,711	2,114,980
ESCO Technologies, Inc.	2,291	85,706
Federal Signal Corp.*	5,400	41,094
Flow International Corp.*	3,920	13,720
FreightCar America, Inc.	1,039	23,294
Gardner Denver, Inc.	25,000	1,712,500
Gorman-Rupp Co.	1,290	38,481
Graco, Inc.	28,500	1,467,465
Graham Corp.	865	16,868
Greenbrier Cos., Inc.*	1,958	31,661
Hardinge, Inc.	955	9,493
Hurco Cos., Inc.*	534	12,282
Hyster-Yale Materials Handling, Inc.	884	43,139
John Bean Technologies Corp.	2,416	42,932
Kadant, Inc.*	918	24,336
Kaydon Corp.	50,608	1,211,049
Kennametal, Inc.	47,100	1,884,000
L.B. Foster Co., Class A	800	34,752
Lincoln Electric Holdings, Inc.	51,000	2,482,680
Lindsay Corp.	1,089	87,251
Lydall, Inc.*	1,485	21,295
Meritor, Inc.*	7,913	37,429
Met-Pro Corp.	1,161	11,250
Middleby Corp.*	1,569	201,162
Miller Industries, Inc.	997	15,204
Mueller Industries, Inc.	49,393	2,471,132
Mueller Water Products, Inc., Class A	13,342	74,849
NN, Inc.*	1,421	13,016
Nordson Corp.	16,000	1,009,920
Omega Flex, Inc.	256	3,164
Pentair Ltd. (Registered)	26,600	1,307,390
PMFG, Inc.*	1,870	16,998
Proto Labs, Inc.*	419	16,517
RBC Bearings, Inc.*	1,854	92,830
Rexnord Corp.*	2,396	51,035
Robbins & Myers, Inc.	3,257	193,629
Sauer-Danfoss, Inc.	998	53,263
Sun Hydraulics Corp.	1,757	45,823
Tennant Co.	1,614	70,935
Titan International, Inc.	3,960	86,011
Trimas Corp.*	2,665	74,513
Trinity Industries, Inc.	96,800	3,467,376
Twin Disc, Inc.	734	12,794
Wabash National Corp.*	189,845	1,702,910
Watts Water Technologies, Inc., Class A	33,869	1,456,028
Woodward, Inc.	5,788	220,696

		29,566,173

Marine (0.0%)
Genco Shipping & Trading Ltd.*	2,407	8,400
International Shipholding Corp.	489	8,059
Rand Logistics, Inc.*	1,474	9,581

		26,040

Professional Services (0.8%)
Acacia Research Corp.*	4,151	$106,473
Advisory Board Co.*	2,903	135,831
Barrett Business Services, Inc.	574	21,864
CBIZ, Inc.*	2,916	17,234
CDI Corp.	1,197	20,505
Corporate Executive Board Co.	2,826	134,122
CRA International, Inc.*	771	15,243
Dolan Co.*	2,604	10,130
Exponent, Inc.*	1,058	59,068
Franklin Covey Co.*	1,215	15,673
FTI Consulting, Inc.*	3,521	116,193
GP Strategies Corp.*	1,305	26,948
Heidrick & Struggles International, Inc.	1,544	23,561
Hill International, Inc.*	2,201	8,056
Hudson Global, Inc.*	2,946	13,198
Huron Consulting Group, Inc.*	1,910	64,348
ICF International, Inc.*	1,681	39,403
Insperity, Inc.	40,764	1,327,276
Kelly Services, Inc., Class A	2,257	35,525
Kforce, Inc.	2,436	34,908
Korn/Ferry International*	4,038	64,043
Mistras Group, Inc.*	1,347	33,257
Navigant Consulting, Inc.*	4,426	49,394
Odyssey Marine Exploration, Inc.*	6,370	18,919
On Assignment, Inc.*	3,669	74,407
Pendrell Corp.*	12,819	16,280
Resources Connection, Inc.	3,584	42,793
RPX Corp.*	1,808	16,344
TrueBlue, Inc.*	3,485	54,889
VSE Corp.	218	5,343
WageWorks, Inc.*	561	9,986

		2,611,214

Road & Rail (0.9%)
Amerco, Inc.	724	91,810
Arkansas Best Corp.	2,241	21,402
Avis Budget Group, Inc.*	8,899	176,378
Celadon Group, Inc.	1,722	31,117
Genesee & Wyoming, Inc., Class A*	27,538	2,095,091
Heartland Express, Inc.	4,046	52,881
Knight Transportation, Inc.	4,932	72,155
Marten Transport Ltd.	1,356	24,937
Old Dominion Freight Line, Inc.*	5,995	205,509
Patriot Transportation Holding, Inc.*	542	15,409
Quality Distribution, Inc.*	1,819	10,914
Roadrunner Transportation Systems, Inc.*	1,092	19,809
Saia, Inc.*	1,405	32,484
Swift Transportation Co.*	6,586	60,064
Universal Truckload Services, Inc.	334	6,095
Werner Enterprises, Inc.	3,516	76,192
Zipcar, Inc.*	2,288	18,853

		3,011,100

Trading Companies & Distributors (0.5%)
Aceto Corp.	2,374	23,835
Aircastle Ltd.	5,039	63,189

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Applied Industrial Technologies, Inc.	19,292	$810,457
Beacon Roofing Supply, Inc.*	3,950	131,456
BlueLinx Holdings, Inc.*	1,951	5,482
CAI International, Inc.*	1,077	23,640
DXP Enterprises, Inc.*	755	37,048
Edgen Group, Inc.*	1,285	9,072
H&E Equipment Services, Inc.	2,511	37,841
Houston Wire & Cable Co.	1,512	18,552
Kaman Corp.	2,261	83,205
Rush Enterprises, Inc., Class A*	2,731	56,450
SeaCube Container Leasing Ltd.	957	18,039
TAL International Group, Inc.	2,510	91,314
Textainer Group Holdings Ltd.	1,131	35,581
Titan Machinery, Inc.*	1,454	35,914
Watsco, Inc.	2,522	188,898
Willis Lease Finance Corp.*	259	3,706

		1,673,679

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	1,517	20,040

Total Industrials		75,568,186

Information Technology (7.2%)
Communications Equipment (0.6%)
ADTRAN, Inc.	5,299	103,542
Ambient Corp.*	251	756
Anaren, Inc.*	1,047	20,364
Arris Group, Inc.*	9,433	140,929
Aruba Networks, Inc.*	9,393	194,905
Aviat Networks, Inc.*	5,269	17,335
Aware, Inc.	947	5,190
Bel Fuse, Inc., Class B	922	18,025
Black Box Corp.	1,319	32,104
CalAmp Corp.*	2,432	20,234
Calix, Inc.*	3,099	23,831
Ciena Corp.*	8,342	130,969
Comtech Telecommunications Corp.	1,434	36,395
Digi International, Inc.*	2,207	20,900
Emulex Corp.*	7,402	54,035
Extreme Networks, Inc.*	7,808	28,421
Finisar Corp.*	7,646	124,630
Globecomm Systems, Inc.*	1,956	22,103
Harmonic, Inc.*	9,558	48,459
Infinera Corp.*	9,402	54,626
InterDigital, Inc.	3,447	141,672
Ixia*	3,616	61,400
KVH Industries, Inc.*	1,295	18,104
Loral Space & Communications, Inc.	952	52,036
NETGEAR, Inc.*	3,193	125,868
Numerex Corp., Class A*	721	9,474
Oclaro, Inc.*	5,927	9,305
Oplink Communications, Inc.*	1,679	26,159
Parkervision, Inc.*	6,428	13,049
PC-Tel, Inc.	1,550	11,160
Plantronics, Inc.	3,612	133,174
Procera Networks, Inc.*	1,656	30,719
Ruckus Wireless, Inc.*	605	13,631
ShoreTel, Inc.*	4,096	17,367
Sonus Networks, Inc.*	18,009	30,615

Sycamore Networks, Inc.	1,736	$3,889
Symmetricom, Inc.*	3,452	19,918
Tellabs, Inc.	31,241	71,230
Telular Corp.	1,396	13,220
Tessco Technologies, Inc.	452	10,007
Ubiquiti Networks, Inc.	910	11,047
ViaSat, Inc.*	3,136	121,990
Westell Technologies, Inc., Class A*	4,429	8,194

		2,050,981

Computers & Peripherals (0.2%)
3D Systems Corp.*	3,969	211,746
Avid Technology, Inc.*	2,529	19,170
Cray, Inc.*	3,117	49,716
Datalink Corp.*	1,305	11,158
Electronics for Imaging, Inc.*	3,865	73,396
Imation Corp.*	2,609	12,184
Immersion Corp.*	2,459	16,893
Intermec, Inc.*	5,073	50,020
Intevac, Inc.*	1,988	9,085
OCZ Technology Group, Inc.*	5,813	11,103
QLogic Corp.*	8,027	78,103
Quantum Corp.*	20,065	24,881
Silicon Graphics International Corp.*	2,684	27,457
STEC, Inc.*	3,046	15,017
Super Micro Computer, Inc.*	2,506	25,561
Synaptics, Inc.*	2,823	84,605

		720,095

Electronic Equipment, Instruments & Components (2.6%)
Aeroflex Holding Corp.*	1,688	11,816
Agilysys, Inc.*	1,221	10,220
Anixter International, Inc.	2,423	155,023
Audience, Inc.*	529	5,496
Badger Meter, Inc.	1,241	58,836
Benchmark Electronics, Inc.*	158,945	2,641,666
Checkpoint Systems, Inc.*	3,418	36,709
Cognex Corp.	3,567	131,337
Coherent, Inc.	1,956	99,013
CTS Corp.	2,809	29,860
Daktronics, Inc.	3,062	33,896
DTS, Inc.*	1,585	26,469
Echelon Corp.*	2,980	7,301
Electro Rent Corp.	1,645	25,300
Electro Scientific Industries, Inc.	1,972	19,621
Fabrinet*	1,912	25,124
FARO Technologies, Inc.*	1,452	51,807
FEI Co.	3,200	177,472
Gerber Scientific, Inc. (Escrow shares)*(b)†	2,504	25
GSI Group, Inc.*	2,495	21,607
Ingram Micro, Inc., Class A*	85,000	1,438,200
Insight Enterprises, Inc.*	3,583	62,237
InvenSense, Inc.*	3,133	34,808
Kemet Corp.*	3,795	19,089
Key Tronic Corp.*	890	9,114
Littelfuse, Inc.	1,855	114,472
Maxwell Technologies, Inc.*	2,399	19,888
Measurement Specialties, Inc.*	1,294	44,462
Mercury Systems, Inc.*	2,581	23,745
Mesa Laboratories, Inc.	217	10,874

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Methode Electronics, Inc.	3,192	$32,016
MTS Systems Corp.	1,374	69,978
Multi-Fineline Electronix, Inc.*	34,891	705,147
Neonode, Inc.*	1,910	9,283
Newport Corp.*	3,279	44,103
OSI Systems, Inc.*	1,667	106,755
Park Electrochemical Corp.	1,776	45,696
PC Connection, Inc.	762	8,763
Plexus Corp.*	2,988	77,090
Power-One, Inc.*	5,926	24,356
RadiSys Corp.*	2,029	6,046
RealD, Inc.*	3,400	38,114
Richardson Electronics Ltd.	1,146	12,973
Rofin-Sinar Technologies, Inc.*	90,097	1,953,303
Rogers Corp.*	1,397	69,375
Sanmina Corp.*	6,692	74,080
ScanSource, Inc.*	2,275	72,277
SYNNEX Corp.*	2,154	74,054
TTM Technologies, Inc.*	4,575	42,090
Universal Display Corp.*	3,292	84,341
Viasystems Group, Inc.*	342	4,172
Vishay Precision Group, Inc.*	1,036	13,696
Zygo Corp.*	1,410	22,137

		8,935,332

Internet Software & Services (0.7%)
Active Network, Inc.*	3,338	16,390
Angie’s List, Inc.*	3,064	36,737
Bankrate, Inc.*	3,978	49,526
Bazaarvoice, Inc.*	946	8,845
Blucora, Inc.*	3,442	54,074
Brightcove, Inc.*	487	4,402
Carbonite, Inc.*	984	9,102
comScore, Inc.*	3,054	42,084
Constant Contact, Inc.*	2,618	37,202
Cornerstone OnDemand, Inc.*	2,900	85,637
CoStar Group, Inc.*	2,345	209,573
Dealertrack Technologies, Inc.*	3,563	102,329
Demand Media, Inc.*	2,585	24,015
Demandware, Inc.*	574	15,682
Dice Holdings, Inc.*	3,454	31,708
Digital River, Inc.*	3,116	44,839
E2open, Inc.*	262	3,710
EarthLink, Inc.	9,207	59,477
Envestnet, Inc.*	1,799	25,096
ExactTarget, Inc.*	855	17,100
Internap Network Services Corp.*	4,542	31,521
IntraLinks Holdings, Inc.*	3,235	19,960
Ipass, Inc.*	4,296	7,862
j2 Global, Inc.	3,850	117,733
Keynote Systems, Inc.	1,362	19,191
Limelight Networks, Inc.*	5,027	11,160
Liquidity Services, Inc.*	2,020	82,537
LivePerson, Inc.*	4,737	62,244
LogMeIn, Inc.*	1,901	42,601
Marchex, Inc., Class B	1,789	7,353
Market Leader, Inc.*	1,810	11,855
MeetMe, Inc.*	1,648	5,751
Millennial Media, Inc.*	998	12,505
Monster Worldwide, Inc.*	10,399	58,442
Move, Inc.*	3,005	22,808
NIC, Inc.	5,531	90,377

OpenTable, Inc.*	1,904	$92,915
Perficient, Inc.*	2,755	32,454
QuinStreet, Inc.*	2,837	19,065
RealNetworks, Inc.*	1,851	13,994
Responsys, Inc.*	3,075	18,327
Saba Software, Inc.*	2,475	21,631
SciQuest, Inc.*	1,544	24,488
Spark Networks, Inc.*	1,060	8,268
SPS Commerce, Inc.*	1,015	37,829
Stamps.com, Inc.*	1,121	28,249
support.com, Inc.*	4,145	17,326
Synacor, Inc.*	593	3,244
TechTarget, Inc.*	1,324	7,348
Travelzoo, Inc.*	624	11,850
Trulia, Inc.*	529	8,591
United Online, Inc.	7,315	40,891
Unwired Planet, Inc.*	7,241	8,689
ValueClick, Inc.*	6,173	119,818
VistaPrint N.V.*	2,821	92,698
Vocus, Inc.*	1,767	30,710
Web.com Group, Inc.*	3,026	44,785
WebMD Health Corp.*	4,199	60,214
XO Group, Inc.*	2,311	21,492
Yelp, Inc.*	735	13,855
Zix Corp.*	4,962	13,894

		2,274,053

IT Services (0.6%)
Acxiom Corp.*	6,464	112,861
CACI International, Inc., Class A*	1,877	103,291
Cardtronics, Inc.*	3,687	87,529
Cass Information Systems, Inc.	872	36,811
CIBER, Inc.*	6,184	20,655
Computer Task Group, Inc.*	1,329	24,228
Convergys Corp.	9,215	151,218
CSG Systems International, Inc.*	2,792	50,759
EPAM Systems, Inc.*	425	7,692
Euronet Worldwide, Inc.*	4,151	97,964
ExlService Holdings, Inc.*	2,001	53,026
Forrester Research, Inc.	1,227	32,884
Global Cash Access Holdings, Inc.*	4,341	34,033
Hackett Group, Inc.	2,073	8,872
Heartland Payment Systems, Inc.	3,267	96,377
Higher One Holdings, Inc.*	2,808	29,596
iGATE Corp.*	2,773	43,730
Innodata, Inc.*	1,870	7,069
Lionbridge Technologies, Inc.*	4,788	19,248
ManTech International Corp., Class A	2,005	52,010
Mattersight Corp.*	837	4,160
MAXIMUS, Inc.	2,869	181,378
ModusLink Global Solutions, Inc.*	3,174	9,205
MoneyGram International, Inc.*	1,840	24,454
PRGX Global, Inc.*	1,861	12,003
Sapient Corp.*	10,208	107,796
ServiceSource International, Inc.*	4,250	24,862
Syntel, Inc.	1,323	70,900
TeleTech Holdings, Inc.*	1,970	35,066
TNS, Inc.*	2,096	43,450

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Unisys Corp.*	3,653	$63,197
Virtusa Corp.*	1,586	26,058
WEX, Inc.*	3,278	247,063

		1,919,445

Semiconductors & Semiconductor Equipment (1.4%)
Advanced Energy Industries, Inc.*	3,345	46,194
Alpha & Omega Semiconductor Ltd.*	1,495	12,558
Ambarella, Inc.*	394	4,393
Amkor Technology, Inc.*	5,795	24,629
ANADIGICS, Inc.*	5,813	14,649
Applied Micro Circuits Corp.*	5,288	44,419
ATMI, Inc.*	2,700	56,376
Axcelis Technologies, Inc.*	8,717	12,117
AXT, Inc.*	2,789	7,837
Brooks Automation, Inc.	5,712	45,982
Cabot Microelectronics Corp.	1,902	67,540
Cavium, Inc.*	4,206	131,269
CEVA, Inc.*	1,983	31,232
Cirrus Logic, Inc.*	5,434	157,423
Cohu, Inc.	97,280	1,054,515
Cymer, Inc.*	2,613	236,294
Diodes, Inc.*	3,047	52,865
DSP Group, Inc.*	1,381	7,955
Entegris, Inc.*	11,510	105,662
Entropic Communications, Inc.*	7,388	39,083
Exar Corp.*	3,229	28,738
First Solar, Inc.*	5,022	155,079
FormFactor, Inc.*	4,124	18,805
GSI Technology, Inc.*	1,767	11,079
GT Advanced Technologies, Inc.*	10,012	30,236
Hittite Microwave Corp.*	2,677	166,242
Inphi Corp.*	2,016	19,313
Integrated Device Technology, Inc.*	11,658	85,103
Integrated Silicon Solution, Inc.*	2,398	21,582
Intermolecular, Inc.*	1,182	10,520
International Rectifier Corp.*	5,798	102,799
Intersil Corp., Class A	10,920	90,527
IXYS Corp.	2,112	19,304
Kopin Corp.*	5,733	19,091
Lattice Semiconductor Corp.*	9,917	39,569
LTX-Credence Corp.*	4,314	28,300
MA-COM Technology Solutions Holdings, Inc.*	528	7,904
Mattson Technology, Inc.*	5,033	4,228
MaxLinear, Inc., Class A*	1,922	9,648
MEMC Electronic Materials, Inc.*	19,209	61,661
Micrel, Inc.	4,208	39,976
Microsemi Corp.*	7,382	155,317
Mindspeed Technologies, Inc.*	2,835	13,268
MIPS Technologies, Inc.*	4,110	32,140
MKS Instruments, Inc.	4,497	115,933
Monolithic Power Systems, Inc.	2,621	58,396
MoSys, Inc.*	2,703	9,406
Nanometrics, Inc.*	2,015	29,056
NeoPhotonics Corp.*	1,643	9,431
NVE Corp.*	421	23,361
OmniVision Technologies, Inc.*	4,447	62,614

PDF Solutions, Inc.*	1,974	$27,202
Peregrine Semiconductor Corp.*	405	6,201
Pericom Semiconductor Corp.*	2,023	16,245
Photronics, Inc.*	5,283	31,487
PLX Technology, Inc.*	3,712	13,475
Power Integrations, Inc.	2,428	81,605
QuickLogic Corp.*	4,050	8,788
Rambus, Inc.*	9,480	46,262
RF Micro Devices, Inc.*	23,219	104,021
Rubicon Technology, Inc.*	1,515	9,257
Rudolph Technologies, Inc.*	2,730	36,718
Semtech Corp.*	5,554	160,788
Sigma Designs, Inc.*	2,774	14,286
Silicon Image, Inc.*	6,683	33,148
Spansion, Inc., Class A*	4,145	57,657
STR Holdings, Inc.*	2,610	6,577
SunPower Corp.*	3,405	19,136
Supertex, Inc.	888	15,584
Tessera Technologies, Inc.	4,456	73,167
TriQuint Semiconductor, Inc.*	14,473	70,049
Ultra Clean Holdings, Inc.*	2,016	9,899
Ultratech, Inc.*	2,249	83,888
Veeco Instruments, Inc.*	3,276	96,708
Volterra Semiconductor Corp.*	2,181	37,448

		4,691,214

Software (1.1%)
Accelrys, Inc.*	4,587	41,512
ACI Worldwide, Inc.*	3,358	146,711
Actuate Corp.*	4,215	23,604
Advent Software, Inc.*	2,699	57,705
American Software, Inc., Class A	1,973	15,310
Aspen Technology, Inc.*	7,806	215,758
AVG Technologies N.V.*	678	10,733
Blackbaud, Inc.	3,862	88,169
Bottomline Technologies, Inc.*	2,994	79,012
BroadSoft, Inc.*	2,303	83,668
Callidus Software, Inc.*	2,970	13,484
CommVault Systems, Inc.*	3,735	260,367
Comverse Technology, Inc.*	18,794	72,169
Comverse, Inc.*	1,879	53,608
Digimarc Corp.	613	12,689
Ebix, Inc.	2,415	38,809
Ellie Mae, Inc.*	2,116	58,719
Eloqua, Inc.*	687	16,206
Envivio, Inc.*	703	1,195
EPIQ Systems, Inc.	2,747	35,107
ePlus, Inc.	339	14,014
Exa Corp.*	368	3,581
Fair Isaac Corp.	2,892	121,551
FalconStor Software, Inc.*	2,587	6,028
FleetMatics Group plc*	700	17,612
Glu Mobile, Inc.*	4,620	10,580
Guidance Software, Inc.*	1,108	13,152
Guidewire Software, Inc.*	1,667	49,543
Imperva, Inc.*	837	26,391
Infoblox, Inc.*	680	12,220
Interactive Intelligence Group, Inc.*	1,227	41,154
Jive Software, Inc.*	1,402	20,371
Manhattan Associates, Inc.*	1,703	102,759
Mentor Graphics Corp.*	7,828	133,232

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

MicroStrategy, Inc., Class A*	732	$68,354
Monotype Imaging Holdings, Inc.	3,069	49,043
NetScout Systems, Inc.*	3,130	81,349
Parametric Technology Corp.*	10,056	226,360
Pegasystems, Inc.	1,478	33,521
Pervasive Software, Inc.*	1,103	9,828
Progress Software Corp.*	5,280	110,827
Proofpoint, Inc.*	548	6,746
PROS Holdings, Inc.*	1,846	33,763
QAD, Inc., Class A	358	5,155
QAD, Inc., Class B	219	2,840
QLIK Technologies, Inc.*	7,178	155,906
Qualys, Inc.*	621	9,185
RealPage, Inc.*	2,988	64,451
Rosetta Stone, Inc.*	890	10,983
Sapiens International Corp. N.V.*	1,122	4,488
SeaChange International, Inc.*	2,526	24,426
Sourcefire, Inc.*	2,495	117,814
SS&C Technologies Holdings, Inc.*	2,905	67,164
Synchronoss Technologies, Inc.*	2,370	49,983
Take-Two Interactive Software, Inc.*	6,556	72,181
Tangoe, Inc.*	2,563	30,423
Telenav, Inc.*	1,402	11,188
TiVo, Inc.*	10,503	129,397
Tyler Technologies, Inc.*	2,545	123,280
Ultimate Software Group, Inc.*	2,238	211,289
VASCO Data Security International, Inc.*	2,355	19,217
Verint Systems, Inc.*	1,802	52,907
VirnetX Holding Corp.*	3,544	103,768
Websense, Inc.*	3,072	46,203

		3,828,762

Total Information Technology		24,419,882

Materials (5.5%)
Chemicals (3.0%)
A. Schulman, Inc.	58,404	1,689,628
ADA-ES, Inc.*	764	12,896
American Vanguard Corp.	2,385	74,102
Arabian American Development Co.*	1,701	14,135
Balchem Corp.	2,378	86,559
Cabot Corp.	40,000	1,591,600
Calgon Carbon Corp.*	4,926	69,851
Chase Corp.	454	8,444
Chemtura Corp.*	8,292	176,288
Ferro Corp.*	7,491	31,312
Flotek Industries, Inc.*	4,128	50,362
FutureFuel Corp.	1,611	19,074
Georgia Gulf Corp.	2,887	119,175
GSE Holding, Inc.*	682	4,228
H.B. Fuller Co.	42,565	1,482,113
Hawkins, Inc.	764	29,521
Innophos Holdings, Inc.	1,800	83,700
Innospec, Inc.	1,961	67,635
KMG Chemicals, Inc.	712	12,510
Koppers Holdings, Inc.	1,789	68,250
Kraton Performance Polymers, Inc.*	2,679	64,376

Landec Corp.*	2,281	$21,647
LSB Industries, Inc.*	1,612	57,097
Minerals Technologies, Inc.	2,988	119,281
Olin Corp.	6,896	148,885
OM Group, Inc.*	2,777	61,649
OMNOVA Solutions, Inc.*	3,947	27,669
PolyOne Corp.	7,551	154,191
Quaker Chemical Corp.	1,103	59,408
RPM International, Inc.	87,550	2,570,468
Sensient Technologies Corp.	31,821	1,131,555
Spartech Corp.*	2,551	23,138
Stepan Co.	1,430	79,422
Tredegar Corp.	1,984	40,513
Zep, Inc.	1,858	26,830
Zoltek Cos., Inc.*	2,374	18,399

		10,295,911

Construction Materials (0.1%)
Eagle Materials, Inc.	4,089	239,207
Headwaters, Inc.*	5,296	45,334
Texas Industries, Inc.*	1,918	97,837
United States Lime & Minerals, Inc.*	152	7,162

		389,540

Containers & Packaging (0.1%)
AEP Industries, Inc.*	334	19,783
AptarGroup, Inc.	1,600	76,352
Berry Plastics Group, Inc.*	2,390	38,431
Boise, Inc.	8,616	68,497
Graphic Packaging Holding Co.*	14,069	90,886
Myers Industries, Inc.	2,841	43,041
UFP Technologies, Inc.*	456	8,172

		345,162

Metals & Mining (2.0%)
A.M. Castle & Co.*	1,421	20,988
AK Steel Holding Corp.	11,177	51,414
AMCOL International Corp.	2,156	66,146
Century Aluminum Co.*	4,470	39,157
Coeur d’Alene Mines Corp.*	7,548	185,681
General Moly, Inc.*	5,765	23,118
Globe Specialty Metals, Inc.	5,251	72,201
Gold Reserve, Inc.*	4,466	14,782
Gold Resource Corp.	2,557	39,403
Golden Minerals Co.*	2,399	11,011
Golden Star Resources Ltd.*	21,681	39,893
Handy & Harman Ltd.*	450	6,782
Haynes International, Inc.	1,052	54,567
Hecla Mining Co.	24,102	140,515
Horsehead Holding Corp.*	3,789	38,686
Kaiser Aluminum Corp.	1,571	96,915
Materion Corp.	1,764	45,476
McEwen Mining, Inc.*	18,664	71,483
Metals USA Holdings Corp.	1,049	18,347
Midway Gold Corp.*	11,123	15,461
Noranda Aluminum Holding Corp.	2,884	17,621
Olympic Steel, Inc.	774	17,136
Paramount Gold and Silver Corp.*	11,214	26,017
Reliance Steel & Aluminum Co.	55,800	3,465,180

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Revett Minerals, Inc.*	2,041	$5,756
RTI International Metals, Inc.*	2,619	72,180
Schnitzer Steel Industries, Inc., Class A	2,165	65,664
Steel Dynamics, Inc.	112,100	1,539,133
Stillwater Mining Co.*	9,768	124,835
SunCoke Energy, Inc.*	5,894	91,887
U.S. Antimony Corp.*	4,577	8,056
U.S. Silica Holdings, Inc.	996	16,663
Universal Stainless & Alloy Products, Inc.*	573	21,069
Vista Gold Corp.*	5,051	13,638
Worthington Industries, Inc.	4,318	112,225

		6,649,086

Paper & Forest Products (0.3%)
Buckeye Technologies, Inc.	3,261	93,623
Clearwater Paper Corp.*	1,968	77,067
Deltic Timber Corp.	923	65,182
KapStone Paper and Packaging Corp.	3,483	77,288
Louisiana-Pacific Corp.*	11,570	223,532
Neenah Paper, Inc.	1,363	38,805
P.H. Glatfelter Co.	3,705	64,764
Resolute Forest Products*	6,639	87,900
Schweitzer-Mauduit International, Inc.	2,682	104,679
Wausau Paper Corp.	3,770	32,648

		865,488

Total Materials		18,545,187

Telecommunication Services (0.2%)
Diversified Telecommunication Services (0.2%)
8x8, Inc.*	6,055	44,746
Atlantic Tele-Network, Inc.	758	27,826
Cbeyond, Inc.*	2,176	19,671
Cincinnati Bell, Inc.*	16,745	91,763
Cogent Communications Group, Inc.	3,943	89,270
Consolidated Communications Holdings, Inc.	3,263	51,947
Fairpoint Communications, Inc.*	1,824	14,483
General Communication, Inc., Class A*	3,028	29,039
Hawaiian Telcom Holdco, Inc.*	881	17,179
HickoryTech Corp.	1,206	11,734
IDT Corp., Class B	1,344	12,822
inContact, Inc.*	2,840	14,711
Iridium Communications, Inc.*	4,319	29,110
Lumos Networks Corp.	1,308	13,106
magicJack VocalTec Ltd.*	1,178	21,451
Neutral Tandem, Inc.	2,426	6,235
ORBCOMM, Inc.*	2,820	11,054
Premiere Global Services, Inc.*	4,358	42,621
Primus Telecommunications Group, Inc.	1,041	11,316
Towerstream Corp.*	4,080	13,260
Vonage Holdings Corp.*	11,959	28,343

		601,687

Wireless Telecommunication Services (0.0%)
Boingo Wireless, Inc.*	1,372	$10,359
Leap Wireless International, Inc.*	4,654	30,949
NTELOS Holdings Corp.	1,308	17,148
Shenandoah Telecommunications Co.	2,042	31,263
USA Mobility, Inc.	1,890	22,075

		111,794

Total Telecommunication Services		713,481

Utilities (1.3%)
Electric Utilities (0.7%)
ALLETE, Inc.	3,276	134,250
Cleco Corp.	5,162	206,532
El Paso Electric Co.	3,316	105,814
Empire District Electric Co.	3,564	72,634
IDACORP, Inc.	4,227	183,240
MGE Energy, Inc.	1,958	99,760
NV Energy, Inc.	49,600	899,744
Otter Tail Corp.	3,089	77,225
PNM Resources, Inc.	6,771	138,873
Portland General Electric Co.	6,478	177,238
UIL Holdings Corp.	4,281	153,303
Unitil Corp.	1,203	31,182
UNS Energy Corp.	3,483	147,749

		2,427,544

Gas Utilities (0.3%)
Chesapeake Utilities Corp.	807	36,638
Delta Natural Gas Co., Inc.	557	10,889
Laclede Group, Inc.	1,926	74,363
New Jersey Resources Corp.	3,435	136,094
Northwest Natural Gas Co.	2,314	102,279
Piedmont Natural Gas Co., Inc.	6,041	189,144
South Jersey Industries, Inc.	2,484	125,020
Southwest Gas Corp.	3,910	165,823
WGL Holdings, Inc.	4,288	168,047

		1,008,297

Independent Power Producers & Energy Traders (0.1%)
American DG Energy, Inc.*	2,046	4,726
Atlantic Power Corp.	9,790	111,900
Genie Energy Ltd., Class B	1,382	9,812
NRG Energy, Inc.	1	12
Ormat Technologies, Inc.	1,524	29,383

		155,833

Multi-Utilities (0.1%)
Avista Corp.	5,040	121,514
Black Hills Corp.	3,794	137,874
CH Energy Group, Inc.	1,283	83,677
NorthWestern Corp.	3,020	104,885

		447,950

Water Utilities (0.1%)
American States Water Co.	1,599	76,720
Artesian Resources Corp., Class A	572	12,830
Cadiz, Inc.*	1,084	8,585
California Water Service Group	3,572	65,546
Connecticut Water Service, Inc.	828	24,658
Consolidated Water Co., Ltd.	1,207	8,932

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Middlesex Water Co.	1,306	$25,545
SJW Corp.	1,182	31,441
York Water Co.	1,024	17,992

		272,249

Total Utilities		4,311,873

Total Common Stocks (78.9%) (Cost $199,839,895)		266,860,974

INVESTMENT COMPANY:
Investment Company (0.0%)
Firsthand Technology Value Fund, Inc.* (Cost $13,949)	734	12,801

	Number of Warrants	Value (Note 1)

WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 10/14/13*(b) (Cost $—)	1,119	$22

Total Investments (78.9%) (Cost $199,853,844)		266,873,797
Other Assets Less Liabilities (21.1%)		71,256,571

Net Assets (100%)		$338,130,368

*	Non-income producing.
†	Securities (totaling $25 or 0.0% of net assets) at fair value by management.
(b)	Illiquid security.

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	763	March-13	$63,144,561	$64,595,580	$1,451,019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities(a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$51,900,043	$—	$—	$51,900,043
Consumer Staples	3,981,700	—	—	3,981,700
Energy	24,915,699	—	—	24,915,699
Financials	44,789,495	—	—	44,789,495
Health Care	17,715,428	—	—	17,715,428
Industrials	75,568,186	—	—	75,568,186
Information Technology	24,419,857	—	25	24,419,882
Materials	18,545,187	—	—	18,545,187
Telecommunication Services	713,481	—	—	713,481
Utilities	4,311,873	—	—	4,311,873
Futures	1,451,019	—	—	1,451,019

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities(a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Investment Companies
Investment Companies	$12,801	$—	$—	$12,801
Warrants
Energy	—	22	—	22

Total Assets	$268,324,769	$22	$25	$268,324,816

Total Liabilities	$—	$—	$—	$—

Total	$268,324,769	$22	$25	$268,324,816

(a)	A security with a market value of $103,542 transferred from Level 2 to Level 1 since the beginning of the period due to active trading.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Common Stocks- Information Technology

Balance as of 12/31/11	$25
Total gains or losses (realized/unrealized) included in earnings	—
Purchases	—
Sales	—
Issuances	—
Settlements	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/12	$25

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$—

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	1,451,019	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$1,451,019

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	8,678,200	—	—	8,678,200
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—
—
Total	$—	$8,678,200	$—	$—	$8,678,200

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	1,201,483	—	—	1,201,483
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,201,483	$—	$—	$1,201,483

The Portfolio held futures contracts with an average notional balance of approximately $60,124,000 for the year ended December 31, 2012.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$24,395,458
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$72,577,830

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$79,320,554
Aggregate gross unrealized depreciation	(12,867,174)

Net unrealized appreciation	$66,453,380

Federal income tax cost of investments	$200,420,417

The Portfolio has a net capital loss carryforward of $144,116,441, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $24,067,611 during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $199,853,844)	$266,873,797
Cash	66,231,800
Cash held as collateral at broker	3,576,000
Due from broker for futures variation margin	1,671,661
Dividends, interest and other receivables	186,491
Receivable for securities sold	170,702
Receivable from Separate Accounts for Trust shares sold	54,748
Other assets	381

Total assets	338,765,580

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	287,016
Investment management fees payable	195,327
Administrative fees payable	50,114
Distribution fees payable - Class IB	30,691
Payable for securities purchased	4,691
Distribution fees payable - Class IA	786
Trustees’ fees payable	46
Accrued expenses	66,541

Total liabilities	635,212

NET ASSETS	$338,130,368

Net assets were comprised of:
Paid in capital	$423,883,770
Accumulated undistributed net investment income (loss)	231,162
Accumulated undistributed net realized gain (loss) on investments and futures	(154,455,536)
Net unrealized appreciation (depreciation) on investments and futures	68,470,972

Net assets	$338,130,368

Class IA
Net asset value, offering and redemption price per share, $3,836,490 / 358,483 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.70

Class IB
Net asset value, offering and redemption price per share, $150,281,259 / 14,026,604 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.71

Class K
Net asset value, offering and redemption price per share, $184,012,619 / 17,195,436 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.70

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $4,631 foreign withholding tax)	$6,160,993
Interest	59,005

Total income	6,219,998

EXPENSES
Investment management fees	2,331,785
Administrative fees	597,529
Distribution fees - Class IB	359,506
Custodian fees	80,500
Professional fees	55,421
Printing and mailing expenses	38,294
Trustees’ fees	9,576
Distribution fees - Class IA	8,817
Miscellaneous	10,746

Total expenses	3,492,174

NET INVESTMENT INCOME (LOSS)	2,727,824

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	13,841,748
Futures	8,678,200

Net realized gain (loss)	22,519,948

Change in unrealized appreciation (depreciation) on:
Securities	26,165,882
Futures	1,201,483

Net change in unrealized appreciation (depreciation)	27,367,365

NET REALIZED AND UNREALIZED GAIN (LOSS)	49,887,313

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$52,615,137

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,727,824	$1,034,943
Net realized gain (loss) on investments and futures	22,519,948	199,243
Net change in unrealized appreciation (depreciation) on investments and futures	27,367,365	(41,483,733)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	52,615,137	(40,249,547)

DIVIDENDS:
Dividends from net investment income
Class IA	(25,822)	(11,884)
Class IB	(1,004,948)	(204,833)
Class K†	(1,713,809)	(768,709)

TOTAL DIVIDENDS	(2,744,579)	(985,426)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 143,753 and 538,358 shares, respectively ]	1,441,509	5,497,810
Capital shares issued in reinvestment of dividends [ 2,418 and 1,338 shares, respectively ]	25,822	11,884
Capital shares repurchased [ (143,979) and (27,185,589) shares, respectively ]	(1,434,641)	(241,793,134	)(z)

Total Class IA transactions	32,690	(236,283,440)

Class IB
Capital shares sold [ 3,031,177 and 5,268,339 shares, respectively ]	30,426,502	52,311,084
Capital shares issued in reinvestment of dividends [ 94,004 and 23,022 shares, respectively ]	1,004,948	204,833
Capital shares repurchased [ (4,117,212) and (4,975,939) shares, respectively ]	(41,036,073)	(49,424,397)

Total Class IB transactions	(9,604,623)	3,091,520

Class K†
Capital shares sold [ 120,625 and 25,430,821 shares, respectively ]	1,217,409	223,777,856	(z)
Capital shares issued in reinvestment of dividends [ 160,512 and 86,508 shares, respectively ]	1,713,809	768,709
Capital shares repurchased [ (4,558,095) and (4,044,935) shares, respectively ]	(45,114,353)	(36,289,514)

Total Class K transactions	(42,183,135)	188,257,051

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(51,755,068)	(44,934,869)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,884,510)	(86,169,842)
NET ASSETS:
Beginning of year	340,014,878	426,184,720

End of year (a)	$338,130,368	$340,014,878

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$231,162	$237,955

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/AXA Franklin Small Cap Value Core Portfolio exchanged approximately 25,346,404 Class IA shares for approximately 25,346,404 Class K shares. This exchange amounted to approximately $223,012,706.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.22	$10.21	$8.23	$6.48	$9.84

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.02 (e)	0.04 (e)	0.08 (e)	0.11 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.48	(0.97)	1.98	1.76	(3.39)

Total from investment operations	1.55	(0.95)	2.02	1.84	(3.28)

Less distributions:
Dividends from net investment income	(0.07)	(0.04)	(0.04)	(0.09)	(0.08)

Net asset value, end of year	$10.70	$9.22	$10.21	$8.23	$6.48

Total return	16.85%	(9.33)%	24.57%	28.44%	(33.28)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,836	$3,286	$275,810	$234,697	$286,642
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.19%	0.90%	0.91%	0.96%	1.05%
After waivers, reimbursements and fees paid indirectly (f)	1.19%	0.90%	0.91%	0.75%	1.05%
Before waivers, reimbursements and fees paid indirectly (f)	1.19%	0.92%	0.92%	0.97%	1.08%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.70%	0.18%	0.47%	1.00%	1.26%
After waivers, reimbursements and fees paid indirectly (f)	0.70%	0.18%	0.47%	1.21%	1.26%
Before waivers, reimbursements and fees paid indirectly (f)	0.70%	0.17%	0.46%	0.98%	1.23%
Portfolio turnover rate	9%	16%	16%	57%	30%

	Year Ended December 31,
Class IB	2012	2011		2010	2009		2008
Net asset value, beginning of year	$9.23	$10.23		$8.24	$6.49		$9.84

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.01	(e)	0.02 (e)	0.07	(e)	0.09 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.48	(1.00)		1.99	1.75		(3.37)

Total from investment operations	1.55	(0.99)		2.01	1.82		(3.28)

Less distributions:
Dividends from net investment income	(0.07)	(0.01)		(0.02)	(0.07)		(0.07)

Net asset value, end of year	$10.71	$9.23		$10.23	$8.24		$6.49

Total return	16.83%	(9.64)%		24.35%	28.07%		(33.35)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$150,281	$138,682		$150,374	$114,966		$84,282
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.19%	1.15%		1.16%	1.21	%(c)	1.30%
After waivers, reimbursements and fees paid indirectly (f)	1.19%	1.15%		1.16%	0.97%		1.30%
Before waivers, reimbursements and fees paid indirectly (f)	1.19%	1.17	%(c)	1.17%	1.22	%(c)	1.33%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.68%	0.11%		0.22%	0.73%		1.02%
After waivers, reimbursements and fees paid indirectly (f)	0.68%	0.11%		0.22%	0.96%		1.02%
Before waivers, reimbursements and fees paid indirectly (f)	0.68%	0.10%		0.21%	0.72%		0.99%
Portfolio turnover rate	9%	16%		16%	57%		30%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.22	$8.63

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures	1.49	0.61

Total from investment operations	1.58	0.63

Less distributions:
Dividends from net investment income	(0.10)	(0.04)

Net asset value, end of period	$10.70	$9.22

Total return (b)	17.14%	7.27%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$184,013	$198,047
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.94%	0.90%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.94%	0.90%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.94%	0.90%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.93%	0.76%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.93%	0.76%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.93%	0.76%
Portfolio turnover rate	9%	16%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	13.62%	0.64%	6.69%
Portfolio – Class IB Shares*	13.67	0.43	6.45
Portfolio – Class K Shares***	13.91	N/A	16.84
Russell 1000® Value Index	17.51	0.59	7.38
* Date of inception 5/1/97. ** Date of inception 10/2/02. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 13.62% for the year ended December 31, 2012. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 17.51% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the Industrials sector benefitted the Portfolio, with a number of holdings notching large gains during the Portfolio’s holding period, including Textron Inc., Tyco International Ltd., and Delta Air Lines Inc.

•

Investments in Health Care also boosted relative results during the year. Stock selection was strong across industries. In pharmaceuticals, Eli Lilly & Co. highlighted the performance. The Portfolio’s only investment in the biotechnology industry, Amgen Inc., was a strong performer during the period. Among Health Care equipment stocks, Baxter International Inc., added outperformance in the Portfolio.

•	A sizable underweight in the Utilities sector also added relative value as the sector was the worst performer in the benchmark.

What hurt performance during the year:

•

Sector allocation accounted for the majority of underperformance during the year. Specifically, a large overweight in the struggling Information Technology sector and significant underweights in the surging Consumer Discretionary and Financials sectors had notable negative impacts on relative performance.

•

Stock selection in Consumer Discretionary also contributed to the strategy’s underperformance. J.C. Penney, after surging early in the year, performed poorly for 2012 overall as the company’s anticipated turnaround failed to materialize. In addition, the Portfolio’s lack of exposure to the household durables industry detracted as the improving housing market catapulted these companies higher.

•	In Information Technology, investments in Western Union Co., Marvell Technology Group Ltd. and Corning Inc. each declined, offsetting positive results from Microsoft Corp. and Oracle Corp.

Portfolio Positioning and Outlook

The U.S. economy continues to grow, though the Adviser believes persistent economic stresses in Europe and tightening fiscal policy are likely to restrain growth to a below average rate. The recently approved tax increases, combined with expected spending cuts as part of a new budget deal, are expected to limit growth, although the enactment of policy will finally provide a clearer outlook for company managements. The Adviser believes event risks will continue to generate volatility and require deliberate portfolio construction. At this time, the Adviser believes equities are attractively valued and offer excellent inflation protection for the long-term.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2012	% of Net Assets
Financials	26.7%
Health Care	17.3
Energy	14.5
Industrials	9.3
Consumer Discretionary	9.2
Information Technology	7.3
Consumer Staples	6.1
Utilities	2.3
Telecommunication Services	2.0
Materials	0.7
Cash and Other	4.6

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,079.10	$4.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.37	4.81
Class IB
Actual	1,000.00	1,079.70	4.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.38	4.81
Class K
Actual	1,000.00	1,081.10	3.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.63	3.54

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.2%)
Auto Components (0.9%)
Lear Corp.	326,400	$15,288,576
TRW Automotive Holdings Corp.*	94,600	5,071,506

		20,360,082

Automobiles (1.3%)
Ford Motor Co.	1,885,000	24,410,750
General Motors Co.*	133,600	3,851,688

		28,262,438

Household Durables (0.2%)
Garmin Ltd.	97,400	3,975,868

Leisure Equipment & Products (0.2%)
Hasbro, Inc.	118,300	4,246,970

Media (6.3%)
CBS Corp., Class B	29,800	1,133,890
Comcast Corp., Class A	1,032,100	37,103,995
Interpublic Group of Cos., Inc.	876,700	9,661,234
Omnicom Group, Inc.	99,800	4,986,008
Time Warner, Inc.	744,870	35,627,132
Viacom, Inc., Class B	1,006,100	53,061,714

		141,573,973

Multiline Retail (0.3%)
Kohl’s Corp.	174,500	7,500,010

Total Consumer Discretionary		205,919,341

Consumer Staples (6.1%)
Food & Staples Retailing (1.7%)
Kroger Co.	1,264,300	32,897,086
Walgreen Co.	120,100	4,444,901

		37,341,987

Food Products (1.7%)
Archer-Daniels-Midland Co.	48,900	1,339,371
Unilever N.V. (N.Y. Shares)	955,800	36,607,140

		37,946,511

Household Products (2.7%)
Energizer Holdings, Inc.	213,570	17,081,328
Kimberly-Clark Corp.	309,620	26,141,217
Procter & Gamble Co.	241,300	16,381,857

		59,604,402

Total Consumer Staples		134,892,900

Energy (14.5%)
Energy Equipment & Services (2.8%)
Ensco plc, Class A	248,640	14,739,379
Halliburton Co.	646,100	22,413,209
Noble Corp.	545,276	18,986,510
Transocean Ltd.	158,900	7,094,885

		63,233,983

Oil, Gas & Consumable Fuels (11.7%)
Apache Corp.	79,800	6,264,300
Chevron Corp.	123,800	13,387,732
Devon Energy Corp.	214,700	11,172,988
Exxon Mobil Corp.	813,090	70,372,939

Hess Corp.	522,400	$27,666,304
Marathon Oil Corp.	2,132,360	65,378,158
Marathon Petroleum Corp.	86,300	5,436,900
Occidental Petroleum Corp.	220,600	16,900,166
Peabody Energy Corp.	793,521	21,115,594
Royal Dutch Shell plc (ADR), Class A	144,700	9,977,065
Valero Energy Corp.	340,100	11,604,212

		259,276,358

Total Energy		322,510,341

Financials (26.7%)
Capital Markets (0.4%)
State Street Corp.	190,700	8,964,807

Commercial Banks (5.2%)
Regions Financial Corp.	1,752,000	12,474,240
U.S. Bancorp	953,618	30,458,559
Wells Fargo & Co.	2,134,900	72,970,882

		115,903,681

Consumer Finance (0.5%)
Capital One Financial Corp.	216,300	12,530,259

Diversified Financial Services (8.1%)
Citigroup, Inc.	2,091,540	82,741,323
JPMorgan Chase & Co.	1,991,590	87,570,212
NASDAQ OMX Group, Inc.	371,900	9,301,219

		179,612,754

Insurance (12.5%)
ACE Ltd.	520,300	41,519,940
Aflac, Inc.	528,800	28,089,856
Hartford Financial Services Group, Inc.	2,192,296	49,195,122
Lincoln National Corp.	963,548	24,955,893
MetLife, Inc.	1,087,764	35,830,946
PartnerReinsurance Ltd.	136,100	10,954,689
Prudential Financial, Inc.	697,865	37,217,141
Travelers Cos., Inc.	447,338	32,127,815
Willis Group Holdings plc	223,900	7,507,367
XL Group plc	431,300	10,808,378

		278,207,147

Total Financials		595,218,648

Health Care (17.3%)
Health Care Equipment & Supplies (5.0%)
Baxter International, Inc.	133,800	8,919,108
Medtronic, Inc.	1,379,303	56,579,009
St. Jude Medical, Inc.	393,900	14,235,546
Stryker Corp.	270,000	14,801,400
Zimmer Holdings, Inc.	251,200	16,744,992

		111,280,055

Health Care Providers & Services (0.7%)
Aetna, Inc.	312,500	14,468,750

Life Sciences Tools & Services (0.8%)
Agilent Technologies, Inc.	457,700	18,738,238

Pharmaceuticals (10.8%)
Eli Lilly and Co.	334,200	16,482,744

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Johnson & Johnson	941,500	$65,999,150
Merck & Co., Inc.	1,766,111	72,304,585
Pfizer, Inc.	3,349,841	84,014,012
Warner Chilcott plc, Class A	75,200	905,408

		239,705,899

Total Health Care		384,192,942

Industrials (9.3%)
Aerospace & Defense (3.2%)
Honeywell International, Inc.	570,000	36,177,900
Northrop Grumman Corp.	363,700	24,578,846
Raytheon Co.	178,800	10,291,728

		71,048,474

Airlines (0.1%)
Delta Air Lines, Inc.*	294,300	3,493,341

Commercial Services & Supplies (1.9%)
ADT Corp.	409,925	19,057,413
Tyco International Ltd.	768,050	22,465,463

		41,522,876

Construction & Engineering (0.4%)
Jacobs Engineering Group, Inc.*	226,600	9,646,362

Industrial Conglomerates (3.1%)
General Electric Co.	3,272,500	68,689,775

Machinery (0.3%)
Stanley Black & Decker, Inc.	84,200	6,228,274

Professional Services (0.3%)
Dun & Bradstreet Corp.	33,700	2,650,505
Towers Watson & Co., Class A	86,500	4,862,165

		7,512,670

Total Industrials		208,141,772

Information Technology (7.3%)
Communications Equipment (2.3%)
Cisco Systems, Inc.	2,653,200	52,135,380

Electronic Equipment, Instruments & Components (1.2%)
Corning, Inc.	2,157,000	27,221,340

IT Services (1.1%)
Western Union Co.	1,785,600	24,302,016

Semiconductors & Semiconductor Equipment (0.2%)
Broadcom Corp., Class A*	27,100	899,991
LSI Corp.*	325,655	2,305,638

		3,205,629

Software (2.5%)
Microsoft Corp.	1,166,340	$31,176,268
Oracle Corp.	716,800	23,883,776

		55,060,044

Total Information Technology		161,924,409

Materials (0.7%)
Chemicals (0.4%)
E.I. du Pont de Nemours & Co.	207,850	9,347,014

Metals & Mining (0.3%)
Nucor Corp.	154,800	6,684,264

Total Materials		16,031,278

Telecommunication Services (2.0%)
Diversified Telecommunication Services (2.0%)
AT&T, Inc.	497,058	16,755,825
Verizon Communications, Inc.	651,000	28,168,770

Total Telecommunication Services		44,924,595

Utilities (2.3%)
Electric Utilities (1.0%)
FirstEnergy Corp.	32,200	1,344,672
NV Energy, Inc.	293,400	5,322,276
PPL Corp.	272,800	7,810,264
Southern Co.	166,700	7,136,427

		21,613,639

Gas Utilities (0.3%)
UGI Corp.	191,000	6,247,610

Multi-Utilities (1.0%)
Dominion Resources, Inc.	344,220	17,830,596
Public Service Enterprise Group, Inc.	162,000	4,957,200

		22,787,796

Total Utilities		50,649,045

Total Investments (95.4%) (Cost $1,792,689,305)		2,124,405,271
Other Assets Less Liabilities (4.6%)		102,268,574

Net Assets (100%)		$2,226,673,845

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$205,919,341	$—	$—	$205,919,341
Consumer Staples	134,892,900	—	—	134,892,900
Energy	322,510,341	—	—	322,510,341
Financials	595,218,648	—	—	595,218,648
Health Care	384,192,942	—	—	384,192,942
Industrials	208,141,772	—	—	208,141,772
Information Technology	161,924,409	—	—	161,924,409
Materials	16,031,278	—	—	16,031,278
Telecommunication Services	44,924,595	—	—	44,924,595
Utilities	50,649,045	—	—	50,649,045

Total Assets	$2,124,405,271	$—	$—	$2,124,405,271

Total Liabilities	$—	$—	$—	$—

Total	$2,124,405,271	$—	$—	$2,124,405,271

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

The Portfolio held no derivatives contracts for the year ended December 31, 2012.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,003,296,149
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,173,871,129

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$301,710,097
Aggregate gross unrealized depreciation	(51,084,947)

Net unrealized appreciation	$250,625,150

Federal income tax cost of investments	$1,873,780,121

For the year ended December 31, 2012, the Portfolio incurred approximately $32,576 as brokerage commissions with Sanford C. Bernstein & Co., LLC an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $1,088,415,744 of which $71,653,249 expires in the year 2016 and $1,016,762,495 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $61,302,632 during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $1,792,689,305)	$2,124,405,271
Cash	87,101,491
Receivable for securities sold	67,405,908
Dividends, interest and other receivables	3,015,290
Receivable from Separate Accounts for Trust shares sold	559,635
Other assets	16,143

Total assets	2,282,503,738

LIABILITIES
Payable for securities purchased	51,380,485
Payable to Separate Accounts for Trust shares redeemed	2,759,193
Investment management fees payable	1,074,166
Distribution fees payable - Class IB	332,451
Administrative fees payable	193,926
Distribution fees payable - Class IA	14,632
Trustees’ fees payable	1,412
Accrued expenses	73,628

Total liabilities	55,829,893

NET ASSETS	$2,226,673,845

Net assets were comprised of:
Paid in capital	$3,078,732,753
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(1,183,774,874)
Net unrealized appreciation (depreciation) on investments	331,715,966

Net assets	$2,226,673,845

Class IA
Net asset value, offering and redemption price per share, $69,954,730 / 4,790,536 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.60

Class IB
Net asset value, offering and redemption price per share, $1,569,254,978 / 107,190,473 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.64

Class K
Net asset value, offering and redemption price per share, $587,464,137 / 40,233,559 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.60

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $4,975 foreign withholding tax)	$55,273,512
Interest	42,280

Total income	55,315,792

EXPENSES
Investment management fees	12,668,820
Distribution fees - Class IB	3,941,130
Administrative fees	2,287,161
Printing and mailing expenses	245,471
Distribution fees - Class IA	158,609
Professional fees	95,474
Trustees’ fees	62,340
Custodian fees	62,000
Miscellaneous	50,194

Gross expenses	19,571,199
Less: Fees paid indirectly	(88,561)

Net expenses	19,482,638

NET INVESTMENT INCOME (LOSS)	35,833,154

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	74,254,701
Net change in unrealized appreciation (depreciation) on securities	171,567,155

NET REALIZED AND UNREALIZED GAIN (LOSS)	245,821,856

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$281,655,010

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$35,833,154	$28,360,078
Net realized gain (loss) on investments	74,254,701	87,298,221
Net change in unrealized appreciation (depreciation) on investments	171,567,155	(169,628,738)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	281,655,010	(53,970,439)

DIVIDENDS:
Dividends from net investment income
Class IA	(1,070,165)	(805,730)
Class IB	(24,229,656)	(19,150,552)
Class K†	(10,552,112)	(8,378,561)

TOTAL DIVIDENDS	(35,851,933)	(28,334,843)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,209,050 and 9,381,140 shares, respectively ]	17,085,606	117,387,172
Capital shares issued in reinvestment of dividends [ 72,965 and 64,076 shares, respectively ]	1,070,165	805,730
Capital shares repurchased [ (576,458) and (42,232,042) shares, respectively ]	(8,231,373)	(529,801,624	)(z)

Total Class IA transactions	9,924,398	(411,608,722)

Class IB
Capital shares sold [ 6,374,245 and 14,149,357 shares, respectively ]	90,410,908	195,030,673
Capital shares issued in reinvestment of dividends [ 1,647,725 and 1,518,868 shares, respectively ]	24,229,656	19,150,552
Capital shares repurchased [ (14,105,780) and (14,453,337) shares, respectively ]	(201,413,345)	(196,256,855)

Total Class IB transactions	(86,772,781)	17,924,370

Class K†
Capital shares sold [ 1,364,492 and 42,552,369 shares, respectively ]	18,609,878	529,652,450	(z)
Capital shares issued in reinvestment of dividends [ 719,540 and 666,312 shares, respectively ]	10,552,112	8,378,561
Capital shares repurchased [ (3,945,438) and (1,123,716) shares, respectively ]	(56,108,046)	(14,243,558)

Total Class K transactions	(26,946,056)	523,787,453

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(103,794,439)	130,103,101

TOTAL INCREASE (DECREASE) IN NET ASSETS	142,008,638	47,797,819
NET ASSETS:
Beginning of year	2,084,665,207	2,036,867,388

End of year (a)	$2,226,673,845	$2,084,665,207

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$28,307

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/BlackRock Basic Value Equity Portfolio exchanged approximately 38,846,177 Class IA shares for approximately 38,846,177 Class K shares. This exchange amounted to approximately $482,372,927.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011		2010	2009	2008
Net asset value, beginning of year	$13.05	$13.65		$12.30	$9.67	$15.66

Income (loss) from investment operations:
Net investment income (loss)	0.22 (e)	0.20	(e)	0.19 (e)	0.22 (e)	0.27 (e)
Net realized and unrealized gain (loss) on investments	1.56	(0.60)		1.36	2.72	(5.95)

Total from investment operations	1.78	(0.40)		1.55	2.94	(5.68)

Less distributions:
Dividends from net investment income	(0.23)	(0.20)		(0.20)	(0.31)	(0.25)
Distributions from net realized gains	—	—		—	—	(0.06)

Total dividends and distributions	(0.23)	(0.20)		(0.20)	(0.31)	(0.31)

Net asset value, end of year	$14.60	$13.05		$13.65	$12.30	$9.67

Total return	13.62%	(2.86)%		12.60%	30.51%	(36.36)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$69,955	$53,307		$503,310	$455,102	$1,948,563
Ratio of expenses to average net assets:
After fees paid indirectly	0.94%	0.67%		0.70%	0.71%	0.68%
Before fees paid indirectly	0.95%	0.69%		0.70%	0.72%	0.68%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	1.56%	1.43%		1.56%	2.26%	2.08%
Before fees paid indirectly	1.56%	1.41%		1.55%	2.25%	2.07%
Portfolio turnover rate	46%	64%		56%	44%	48%

	Year Ended December 31,
Class IB	2012	2011		2010	2009	2008
Net asset value, beginning of year	$13.08	$13.69		$12.34	$9.69	$15.70

Income (loss) from investment operations:
Net investment income (loss)	0.22 (e)	0.18	(e)	0.16 (e)	0.19 (e)	0.24 (e)
Net realized and unrealized gain (loss) on investments	1.57	(0.62)		1.35	2.74	(5.97)

Total from investment operations	1.79	(0.44)		1.51	2.93	(5.73)

Less distributions:
Dividends from net investment income	(0.23)	(0.17)		(0.16)	(0.28)	(0.22)
Distributions from net realized gains	—	—		—	—	(0.06)

Total dividends and distributions	(0.23)	(0.17)		(0.16)	(0.28)	(0.28)

Net asset value, end of year	$14.64	$13.08		$13.69	$12.34	$9.69

Total return	13.67%	(3.17)%		12.28%	30.33%	(36.55)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,569,255	$1,482,030		$1,533,557	$1,339,930	$969,097
Ratio of expenses to average net assets:
After fees paid indirectly	0.94%	0.92	%(c)	0.94%	0.96%	0.93%
Before fees paid indirectly	0.95%	0.94%		0.95%	0.97%	0.93%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	1.55%	1.30%		1.31%	1.85%	1.81%
Before fees paid indirectly	1.54%	1.28%		1.30%	1.84%	1.81%
Portfolio turnover rate	46%	64%		56%	44%	48%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$13.05	$12.24

Income (loss) from investment operations:
Net investment income (loss)	0.26 (e)	0.08 (e)
Net realized and unrealized gain (loss) on investments	1.56	0.93

Total from investment operations	1.82	1.01

Less distributions:
Dividends from net investment income	(0.27)	(0.20)

Net asset value, end of period	$14.60	$13.05

Total return (b)	13.91%	8.33%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$587,464	$549,328
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.69%	0.69%
Before fees paid indirectly (a)	0.70%	0.69%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	1.80%	1.87%
Before fees paid indirectly (a)	1.79%	1.87%
Portfolio turnover rate	46%	64%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Boston Advisors, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	17.74%	0.71%	7.12%
Portfolio – Class IB Shares*	17.90	0.51	6.93
Portfolio – Class K Shares***	18.04	N/A	20.57
Russell 1000® Value Index	17.51	0.59	7.38

*    Date of inception 12/1/98.

**   Date of inception 12/13/04. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflects the effect of 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

***  Date of inception 8/26/11.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 17.74% for the year ended December 31, 2012. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 17.51% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Financials sector provided excellent returns to the Portfolio. Discover Financial, the issuer of the Discover Card, led the way. Shares of Citigroup and Goldman Sachs appreciated, as did real estate investment trust CBL & Associates Properties.

•

The Materials sector had a strong return for the year. Eastman Chemical enjoyed a strong return as earnings expectations rose on the back of good long term earnings forecast by the company. Huntsman Chemical rose on sales of Titanium Dioxide and rumors of a potential takeover.

•

A combination of a persistent underweight of Utilities companies and excellent stock selection within the sector added to relative performance of the Portfolio. A strong year by long-time portfolio holdings CMS Energy and American Waterworks added significantly.

What hurt performance during the year:

•

Poor stock selection detracted from returns in the Consumer Staples area. Holdings of Conagra, Safeway, and Archers Daniel Midland all struggled as prices of agricultural commodities rose sharply due to the Midwestern summer drought.

•

Telecommunications proved challenging in 2012. The Portfolio held shares of Verizon and AT&T during the year, each of which rose less than the overall market. A modest investment in Telecom Italia with hopes of a European recovery proved a bit early as shares continued to slide after an initial purchase. Lastly, not owning shares of Sprint Nextel, which sought a merger partner in Softbank of Japan, hurt Portfolio performance for the year.

Portfolio Positioning and Outlook

The U.S. economy remains in a slow motion recovery with consumers continuing to spend, employment grudgingly improving and the housing market bubbles up from low levels. Additionally, growth in China appears to be back on the upswing and expectations are for more stimulative policies in Japan. Lastly, recent European Central Bank policies and efforts by Eurozone Finance Ministers seem to have calmed market fears for the time being. Equity valuations remain modest in spite of double-digit returns in 2012.

Given the coordinated and continued bullish policies pursued by monetary authorities around the globe, with the global economy gradually ramping up (from a low, weak base), the outlook for equities looks favorable. The Adviser also believes a renewed credit cycle has already begun, which will prime the economic pump further. As such, at year-end the portfolio was decidedly pro-cyclical, with overweight positions in global financial leaders, consumer discretionary companies and global basic materials. Underweights included health care and consumer staples.

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2012	% of Net Assets
Financials	25.7%
Energy	15.2
Consumer Discretionary	9.7
Information Technology	9.0
Health Care	8.1
Industrials	7.8
Consumer Staples	7.2
Utilities	5.0
Materials	4.9
Telecommunication Services	4.9
Cash and Other	2.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,084.40	$5.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33
Class IB
Actual	1,000.00	1,084.10	5.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33
Class K
Actual	1,000.00	1,085.20	4.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.12	4.06

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.05%, 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.7%)
Automobiles (1.1%)
Ford Motor Co.	780,000	$10,101,000

Hotels, Restaurants & Leisure (1.4%)
Brinker International, Inc.	265,400	8,224,746
Cedar Fair LP	145,500	4,866,975

		13,091,721

Household Durables (0.9%)
Garmin Ltd.	124,200	5,069,844
M.D.C. Holdings, Inc.	108,200	3,977,432

		9,047,276

Leisure Equipment & Products (2.0%)
Mattel, Inc.	269,000	9,850,780
Polaris Industries, Inc.	107,600	9,054,540

		18,905,320

Media (2.6%)
Gannett Co., Inc.	572,000	10,301,720
Time Warner Cable, Inc.	76,500	7,435,035
Time Warner, Inc.	155,700	7,447,131

		25,183,886

Specialty Retail (1.7%)
Foot Locker, Inc.	271,400	8,717,368
Williams-Sonoma, Inc.	185,100	8,101,827

		16,819,195

Total Consumer Discretionary		93,148,398

Consumer Staples (7.2%)
Beverages (0.8%)
Coca-Cola Enterprises, Inc.	252,430	8,009,604

Food & Staples Retailing (3.3%)
Walgreen Co.	394,800	14,611,548
Wal-Mart Stores, Inc.	250,800	17,112,084

		31,723,632

Food Products (0.6%)
Archer-Daniels-Midland Co.	200,900	5,502,651

Household Products (2.5%)
Kimberly-Clark Corp.	59,511	5,024,514
Procter & Gamble Co.	273,300	18,554,337

		23,578,851

Total Consumer Staples		68,814,738

Energy (15.2%)
Energy Equipment & Services (0.7%)
Seadrill Ltd.	186,500	6,863,200

Oil, Gas & Consumable Fuels (14.5%)
Arch Coal, Inc.	957,300	7,007,436
Chevron Corp.	244,000	26,386,160
ConocoPhillips	274,500	15,918,255
Exxon Mobil Corp.	540,670	46,794,988
Marathon Oil Corp.	407,200	12,484,752
Murphy Oil Corp.	106,000	6,312,300
Phillips 66	216,350	11,488,185
Ship Finance International Ltd.	302,900	5,037,227

Statoil ASA (ADR)	297,900	$7,459,416

		138,888,719

Total Energy		145,751,919

Financials (25.7%)
Capital Markets (4.5%)
Ameriprise Financial, Inc.	154,800	9,695,124
Credit Suisse Group AG (ADR)	313,100	7,689,736
Goldman Sachs Group, Inc.	152,400	19,440,144
Raymond James Financial, Inc.	161,800	6,234,154

		43,059,158

Commercial Banks (4.0%)
KeyCorp	1,138,200	9,583,644
PNC Financial Services Group, Inc.	112,900	6,583,199
Wells Fargo & Co.	653,600	22,340,048

		38,506,891

Consumer Finance (2.4%)
Discover Financial Services	351,900	13,565,745
SLM Corp.	572,800	9,812,064

		23,377,809

Diversified Financial Services (7.5%)
Bank of America Corp.	1,394,400	16,175,040
Citigroup, Inc.	449,370	17,777,077
JPMorgan Chase & Co.	868,800	38,201,136

		72,153,253

Insurance (4.4%)
Aspen Insurance Holdings Ltd.	376,300	12,071,704
Endurance Specialty Holdings Ltd.	264,000	10,478,160
Hartford Financial Services Group, Inc.	293,900	6,595,116
Prudential Financial, Inc.	124,000	6,612,920
XL Group plc	237,700	5,956,762

		41,714,662

Real Estate Investment Trusts (REITs) (2.9%)
Annaly Capital Management, Inc. (REIT)	480,400	6,744,816
CBL & Associates Properties, Inc. (REIT)	246,100	5,219,781
Extra Space Storage, Inc. (REIT)	142,400	5,181,936
Taubman Centers, Inc. (REIT)	134,900	10,619,328

		27,765,861

Total Financials		246,577,634

Health Care (8.1%)
Biotechnology (1.0%)
Amgen, Inc.	106,300	9,175,816

Health Care Equipment & Supplies (1.0%)
Abbott Laboratories	148,100	9,700,550

Health Care Providers & Services (3.6%)
AmerisourceBergen Corp.	291,200	12,574,016
UnitedHealth Group, Inc.	255,600	13,863,744
WellPoint, Inc.	134,200	8,175,464

		34,613,224

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Pharmaceuticals (2.5%)
Merck & Co., Inc.	145,600	$5,960,864
Pfizer, Inc.	735,700	18,451,356

		24,412,220

Total Health Care		77,901,810

Industrials (7.8%)
Aerospace & Defense (1.9%)
Exelis, Inc.	374,500	4,220,615
Northrop Grumman Corp.	208,500	14,090,430

		18,311,045

Air Freight & Logistics (0.9%)
United Parcel Service, Inc., Class B	110,500	8,147,165

Commercial Services & Supplies (0.5%)
Iron Mountain, Inc.	153,100	4,753,755

Industrial Conglomerates (3.1%)
General Electric Co.	1,431,900	30,055,581

Machinery (1.4%)
Caterpillar, Inc.	68,300	6,118,314
Harsco Corp.	307,900	7,235,650

		13,353,964

Total Industrials		74,621,510

Information Technology (9.0%)
Communications Equipment (1.7%)
Cisco Systems, Inc.	848,340	16,669,881

Computers & Peripherals (1.6%)
Hewlett-Packard Co.	510,800	7,278,900
Seagate Technology plc	248,000	7,559,040

		14,837,940

Internet Software & Services (0.8%)
IAC/InterActiveCorp	160,600	7,596,380

IT Services (3.2%)
Accenture plc, Class A	172,400	11,464,600
International Business Machines Corp.	37,200	7,125,660
Lender Processing Services, Inc.	487,600	12,004,712

		30,594,972

Office Electronics (0.6%)
Xerox Corp.	873,600	5,957,952

Semiconductors & Semiconductor Equipment (0.4%)
Intel Corp.	200,600	4,138,378

Software (0.7%)
Microsoft Corp.	265,490	7,096,548

Total Information Technology		86,892,051

Materials (4.9%)
Chemicals (3.5%)
Eastman Chemical Co.	157,900	$10,745,095
Huntsman Corp.	351,000	5,580,900
LyondellBasell Industries N.V., Class A	211,200	12,057,408
PPG Industries, Inc.	41,800	5,657,630

		34,041,033

Metals & Mining (1.4%)
Gold Fields Ltd. (ADR)	292,400	3,652,076
Southern Copper Corp.	261,200	9,889,032

		13,541,108

Total Materials		47,582,141

Telecommunication Services (4.9%)
Diversified Telecommunication Services (4.9%)
AT&T, Inc.	629,900	21,233,929
Frontier Communications Corp.	805,200	3,446,256
Portugal Telecom SGPS S.A. (ADR)	467,400	2,327,652
Telecom Italia S.p.A. (ADR)	773,000	6,995,650
Telstra Corp., Ltd. (ADR)	263,600	5,996,900
Verizon Communications, Inc.	160,200	6,931,854

Total Telecommunication Services		46,932,241

Utilities (5.0%)
Electric Utilities (1.8%)
Pinnacle West Capital Corp.	174,600	8,901,108
Portland General Electric Co.	301,000	8,235,360

		17,136,468

Multi-Utilities (2.7%)
CMS Energy Corp.	829,900	20,232,962
DTE Energy Co.	97,000	5,824,850

		26,057,812

Water Utilities (0.5%)
American Water Works Co., Inc.	131,800	4,893,734

Total Utilities		48,088,014

Total Investments (97.5%) (Cost $775,089,848)		936,310,456
Other Assets Less Liabilities (2.5%)		23,956,514

Net Assets (100%)		$960,266,970

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s Own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$93,148,398	$—	$—	$93,148,398
Consumer Staples	68,814,738	—	—	68,814,738
Energy	145,751,919	—	—	145,751,919
Financials	246,577,634	—	—	246,577,634
Health Care	77,901,810	—	—	77,901,810
Industrials	74,621,510	—	—	74,621,510
Information Technology	86,892,051	—	—	86,892,051
Materials	47,582,141	—	—	47,582,141
Telecommunication Services	46,932,241	—	—	46,932,241
Utilities	48,088,014	—	—	48,088,014

Total Assets	$936,310,456	$—	$—	$936,310,456

Total Liabilities	$—	$—	$—	$—

Total	$936,310,456	$—	$—	$936,310,456

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

The Portfolio held no derivatives contracts during the year ended December 31, 2012.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$507,218,089
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$485,301,595

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$163,620,325
Aggregate gross unrealized depreciation	(12,488,594)

Net unrealized appreciation	$151,131,731

Federal income tax cost of investments	$785,178,725

The Portfolio utilized net capital loss carryforwards of $9,176,376 during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $775,089,848)	$936,310,456
Cash	14,952,026
Receivable for securities sold	23,152,420
Dividends, interest and other receivables	1,095,742
Receivable from Separate Accounts for Trust shares sold	261,443
Other assets	3,382

Total assets	975,775,469

LIABILITIES
Payable for securities purchased	13,727,539
Payable to Separate Accounts for Trust shares redeemed	998,921
Investment management fees payable	536,088
Distribution fees payable - Class IB	84,655
Administrative fees payable	84,340
Distribution fees payable - Class IA	5,880
Accrued expenses	71,076

Total liabilities	15,508,499

NET ASSETS	$960,266,970

Net assets were comprised of:
Paid in capital	$801,569,822
Accumulated undistributed net investment income (loss)	300,209
Accumulated undistributed net realized gain (loss) on investments	(2,823,669)
Net unrealized appreciation (depreciation) on investments	161,220,608

Net assets	$960,266,970

Class IA
Net asset value, offering and redemption price per share, $28,260,549 / 4,824,444 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.86

Class IB
Net asset value, offering and redemption price per share, $404,727,101 / 68,862,369 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.88

Class K
Net asset value, offering and redemption price per share, $527,279,320 / 90,003,138 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.86

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $114,310 foreign withholding tax)	$27,230,663
Interest	33,636

Total income	27,264,299

EXPENSES
Investment management fees	6,700,578
Administrative fees	937,263
Distribution fees - Class IB	892,526
Printing and mailing expenses	99,221
Professional fees	65,669
Distribution fees - Class IA	59,942
Custodian fees	38,000
Trustees’ fees	24,643
Miscellaneous	25,969

Gross expenses	8,843,811
Less: Waiver from investment advisor	(741,563)

Net expenses	8,102,248

NET INVESTMENT INCOME (LOSS)	19,162,051

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	30,401,291
Net change in unrealized appreciation (depreciation) on securities	96,074,715

NET REALIZED AND UNREALIZED GAIN (LOSS)	126,476,006

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$145,638,057

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$19,162,051	$16,668,012
Net realized gain (loss) on investments	30,401,291	39,379,115
Net change in unrealized appreciation (depreciation) on investments	96,074,715	(47,645,511)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	145,638,057	8,401,616

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(527,571)	(460,588)
Class IB	(7,529,560)	(5,866,121)
Class K†	(11,143,852)	(10,298,017)

	(19,200,983)	(16,624,726)

Distributions from net realized capital gains
Class IA	(320,210)	—
Class IB	(4,557,894)	—
Class K†	(5,942,806)	—

	(10,820,910)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(30,021,893)	(16,624,726)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,020,056 and 19,467,472 shares, respectively ]	11,484,975	94,751,728
Capital shares issued in reinvestment of dividends and distributions [ 144,464 and 93,034 shares, respectively ]	847,781	460,588
Capital shares repurchased [ (1,377,023) and (94,145,136) shares, respectively ]	(7,715,936)	(463,112,857	)(z)

Total Class IA transactions	4,616,820	(367,900,541)

Class IB
Capital shares sold [ 16,581,750 and 9,398,382 shares, respectively ]	94,714,331	48,856,397
Capital shares issued in reinvestment of dividends and distributions [ 2,053,279 and 1,181,085 shares, respectively ]	12,087,454	5,866,121
Capital shares repurchased [ (9,887,296) and (10,657,976) shares, respectively ]	(56,165,590)	(56,443,255)

Total Class IB transactions	50,636,195	(1,720,737)

Class K†
Capital shares sold [ 3,122,355 and 93,915,350 shares, respectively ]	17,019,476	459,380,409	(z)
Capital shares issued in reinvestment of dividends and distributions [ 2,912,031 and 2,080,097 shares, respectively ]	17,086,658	10,298,017
Capital shares repurchased [ (9,564,430) and (2,462,265) shares, respectively ]	(54,425,494)	(12,346,605)

Total Class K transactions	(20,319,360)	457,331,821

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	34,933,655	87,710,543

TOTAL INCREASE (DECREASE) IN NET ASSETS	150,549,819	79,487,433
NET ASSETS:
Beginning of year	809,717,151	730,229,718

End of year (a)	$960,266,970	$809,717,151

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$300,209	$404,824

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/Boston Advisors Equity Income Portfolio exchanged approximately 86,349,197 Class IA shares for approximately 86,349,197 Class K shares. This exchange amounted to approximately $421,089,129.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009	2008
Net asset value, beginning of year	$5.13	$5.25	$4.64	$4.26	$6.54

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.13 (e)	0.12 (e)	0.12 (e)	0.13	(e)
Net realized and unrealized gain (loss) on investments	0.80	(0.14)	0.62	0.38	(2.20)

Total from investment operations	0.91	(0.01)	0.74	0.50	(2.07)

Less distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.13)	(0.12)	(0.14)
Distributions from net realized gains	(0.07)	—	—	—	(0.07)

Total dividends and distributions	(0.18)	(0.11)	(0.13)	(0.12)	(0.21)

Net asset value, end of year	$5.86	$5.13	$5.25	$4.64	$4.26

Total return	17.74%	(0.07)%	16.00%	11.82%	(32.11)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$28,261	$20,706	$413,037	$484,617	$376,369
Ratio of expenses to average net assets:
After waivers	1.05%	0.80%	0.80%	0.80%	0.80%
After waivers and fees paid indirectly	1.05%	0.80%	0.80%	0.80%	0.80%
Before waivers and fees paid indirectly	1.13%	0.88%	0.88%	0.90%	0.92%
Ratio of net investment income (loss) to average net assets:
After waivers	2.00%	2.39%	2.42%	3.01%	2.61%
After waivers and fees paid indirectly	2.00%	2.39%	2.42%	3.01%	2.61%
Before waivers and fees paid indirectly	1.92%	2.31%	2.34%	2.91%	2.49%
Portfolio turnover rate	56%	68%	64%	88%	88%

	Year Ended December 31,
Class IB	2012	2011	2010	2009	2008
Net asset value, beginning of year	$5.14	$5.27	$4.66	$4.27	$6.56

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.11 (e)	0.11 (e)	0.11 (e)	0.17	(e)
Net realized and unrealized gain (loss) on investments	0.81	(0.14)	0.62	0.39	(2.26)

Total from investment operations	0.92	(0.03)	0.73	0.50	(2.09)

Less distributions:
Dividends from net investment income	(0.11)	(0.10)	(0.12)	(0.11)	(0.13)
Distributions from net realized gains	(0.07)	—	—	—	(0.07)

Total dividends and distributions	(0.18)	(0.10)	(0.12)	(0.11)	(0.20)

Net asset value, end of year	$5.88	$5.14	$5.27	$4.66	$4.27

Total return	17.90%	(0.51)%	15.65%	11.74%	(32.34)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$404,727	$309,284	$317,193	$277,367	$247,769
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly	1.05%	1.05%	1.05%	1.05%	1.05%
Before waivers and fees paid indirectly	1.13%	1.13%	1.13%	1.15%	1.17	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	2.01%	2.09%	2.18%	2.78%	3.07%
After waivers and fees paid indirectly	2.01%	2.09%	2.18%	2.78%	3.07%
Before waivers and fees paid indirectly	1.93%	2.02%	2.10%	2.68%	2.97%
Portfolio turnover rate	56%	68%	64%	88%	88%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$5.13	$4.81

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments	0.80	0.39

Total from investment operations	0.93	0.43

Less distributions:
Dividends from net investment income	(0.13)	(0.11)
Distributions from net realized gains	(0.07)	—

Total dividends and distributions	(0.20)	(0.11)

Net asset value, end of period	$5.86	$5.13

Total return (b)	18.04%	9.07%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$527,279	$479,728
Ratio of expenses to average net assets:
After waivers (a)	0.80%	0.80%
After waivers and fees paid indirectly (a)	0.80%	0.80%
Before waivers and fees paid indirectly (a)	0.88%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	2.24%	2.23%
After waivers and fees paid indirectly (a)	2.24%	2.23%
Before waivers and fees paid indirectly (a)	2.16%	2.16%
Portfolio turnover rate	56%	68%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Calvert Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	16.80%	(0.93)%	5.09%
Portfolio – Class IB Shares*	16.87	(1.12)	4.86
Calvert Social Index®	18.00	2.44	6.77
* Date of inception 9/1/99. ** Date of inception 10/2/02. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 16.80% for the year ended December 31, 2012. The Portfolio’s benchmark, the Calvert Social Index®, returned 18.00% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The Financials sector’s strong performance was driven by large diversified institutions, with Bank of America rebounding and with significant gains in 2012.

•	The Consumer Discretionary sector saw strong performance from the Internet Retail industry with Expedia, Tripadvisor, and Amazon producing solid returns.

•	The Health Care sector saw its largest returns from the Biotech industry.

•	The largest overall contributor to performance was Apple, the benchmark’s largest holding.

What hurt performance during the year:

•	The largest negative contributors were in the Information Technology sector; Hewlett Packard, Intel and Dell.

Portfolio Positioning and Outlook

The Portfolio is managed to passively replicate the Calvert Social Index. The Calvert Social Index measures the performance of companies that meet Calvert’s Signature Environmental, Social, and Governance criteria from the 1,000 largest U.S. companies (based on total market capitalization).

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2012	% of Net Assets
Information Technology	30.2%
Financials	17.4
Consumer Discretionary	13.7
Health Care	11.7
Consumer Staples	10.3
Industrials	8.6
Telecommunication Services	3.3
Energy	2.2
Materials	1.6
Utilities	1.1
Cash and Other	(0.1)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,057.60	$5.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.12	5.07
Class IB
Actual	1,000.00	1,058.20	5.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.12	5.07

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.00% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.7%)
Auto Components (0.5%)
BorgWarner, Inc.*	1,116	$79,928
Gentex Corp.	1,410	26,536
Johnson Controls, Inc.	6,671	204,800
Tenneco, Inc.*	592	20,785
TRW Automotive Holdings Corp.*	1,198	64,225
Visteon Corp.*	513	27,609

		423,883

Automobiles (0.7%)
Ford Motor Co.	37,217	481,960
Harley-Davidson, Inc.	2,224	108,620
Tesla Motors, Inc.*	1,028	34,819

		625,399

Distributors (0.1%)
Genuine Parts Co.	1,513	96,196
Pool Corp.	456	19,298

		115,494

Diversified Consumer Services (0.1%)
Coinstar, Inc.*	305	15,863
DeVry, Inc.	625	14,831
Sotheby’s, Inc.	661	22,223

		52,917

Hotels, Restaurants & Leisure (0.8%)
Brinker International, Inc.	768	23,800
Cheesecake Factory, Inc.	523	17,113
Chipotle Mexican Grill, Inc.*	308	91,618
Darden Restaurants, Inc.	1,250	56,337
Panera Bread Co., Class A*	288	45,743
Starbucks Corp.	7,413	397,485
Vail Resorts, Inc.	351	18,986
Wendy’s Co.	3,812	17,916

		668,998

Household Durables (0.5%)
D.R. Horton, Inc.	3,115	61,615
Garmin Ltd.	2,029	82,824
Harman International Industries, Inc.	655	29,239
Mohawk Industries, Inc.*	673	60,887
PulteGroup, Inc.*	3,744	67,991
Tempur-Pedic International, Inc.*	580	18,264
Tupperware Brands Corp.	543	34,806
Whirlpool Corp.	756	76,923

		432,549

Internet & Catalog Retail (1.8%)
Amazon.com, Inc.*	3,664	920,177
Expedia, Inc.	1,324	81,360
Liberty Interactive Corp., Class A*	5,309	104,481
Liberty Ventures*	370	25,071
Netflix, Inc.*	541	50,194
priceline.com, Inc.*	486	301,903
TripAdvisor, Inc.*	1,388	58,241

		1,541,427

Leisure Equipment & Products (0.3%)
Hasbro, Inc.	1,270	$45,593
Mattel, Inc.	3,326	121,798
Polaris Industries, Inc.	668	56,212

		223,603

Media (3.4%)
AMC Networks, Inc., Class A*	699	34,600
CBS Corp., Class B	6,245	237,622
Charter Communications, Inc., Class A*	971	74,029
DIRECTV*	6,124	307,180
Discovery Communications, Inc., Class A*	2,411	153,050
DISH Network Corp., Class A	2,133	77,641
DreamWorks Animation SKG, Inc., Class A*	822	13,621
Gannett Co., Inc.	2,257	40,649
John Wiley & Sons, Inc., Class A	585	22,774
Lamar Advertising Co., Class A*	911	35,301
Liberty Global, Inc., Class A*	2,597	163,585
Liberty Media Corp. - Liberty Capital, Class A*	1,167	135,384
Madison Square Garden Co., Class A*	728	32,287
McGraw-Hill Cos., Inc.	2,733	149,413
Morningstar, Inc.	479	30,096
Omnicom Group, Inc.	2,591	129,446
Scripps Networks Interactive, Inc., Class A	1,454	84,216
Sirius XM Radio, Inc.	37,405	108,100
Time Warner Cable, Inc.	2,989	290,501
Time Warner, Inc.	9,259	442,858
Viacom, Inc., Class B	5,019	264,702
Washington Post Co., Class B	72	26,295

		2,853,350

Multiline Retail (1.1%)
Big Lots, Inc.*	654	18,613
Dillard’s, Inc., Class A	459	38,451
Dollar General Corp.*	3,224	142,146
Dollar Tree, Inc.*	2,244	91,017
Family Dollar Stores, Inc.	1,140	72,287
Kohl’s Corp.	2,288	98,338
Nordstrom, Inc.	1,961	104,914
Target Corp.	6,390	378,096

		943,862

Specialty Retail (3.6%)
Aaron’s, Inc.	740	20,927
Advance Auto Parts, Inc.	715	51,730
American Eagle Outfitters, Inc.	1,918	39,338
ANN, Inc.*	462	15,634
Ascena Retail Group, Inc.*	1,501	27,754
Bed Bath & Beyond, Inc.*	2,264	126,580
Best Buy Co., Inc.	3,284	38,915
CarMax, Inc.*	2,228	83,639
Chico’s FAS, Inc.	1,619	29,887
GameStop Corp., Class A	1,225	30,735
Gap, Inc.	2,832	87,905
GNC Holdings, Inc., Class A	1,034	34,412
Home Depot, Inc.	14,709	909,752

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Limited Brands, Inc.	2,804	$131,956
Lowe’s Cos., Inc.	11,129	395,302
O’Reilly Automotive, Inc.*	1,176	105,158
PetSmart, Inc.	1,055	72,099
Pier 1 Imports, Inc.	1,053	21,060
Ross Stores, Inc.	2,185	118,318
Sally Beauty Holdings, Inc.*	1,756	41,389
Signet Jewelers Ltd.	789	42,133
Staples, Inc.	6,658	75,901
Tiffany & Co.	1,236	70,872
TJX Cos., Inc.	7,183	304,918
Tractor Supply Co.	692	61,145
Ulta Salon Cosmetics & Fragrance, Inc.	614	60,332
Williams-Sonoma, Inc.	961	42,063

		3,039,854

Textiles, Apparel & Luxury Goods (0.8%)
Crocs, Inc.*	880	12,663
Deckers Outdoor Corp.*	361	14,538
Fossil, Inc.*	593	55,208
Hanesbrands, Inc.*	952	34,101
NIKE, Inc., Class B	7,454	384,626
PVH Corp.	688	76,375
Under Armour, Inc., Class A*	1,018	49,404
Wolverine World Wide, Inc.	477	19,547

		646,462

Total Consumer Discretionary		11,567,798

Consumer Staples (10.3%)
Beverages (3.1%)
Coca-Cola Co.	39,127	1,418,354
Dr. Pepper Snapple Group, Inc.	2,054	90,746
Monster Beverage Corp.*	1,722	91,059
PepsiCo, Inc.	15,291	1,046,363

		2,646,522

Food & Staples Retailing (2.1%)
Casey’s General Stores, Inc.	373	19,806
Costco Wholesale Corp.	4,219	416,711
CVS Caremark Corp.	12,414	600,217
Harris Teeter Supermarkets, Inc.	481	18,547
Safeway, Inc.	2,336	42,258
Sysco Corp.	5,723	181,190
United Natural Foods, Inc.*	477	25,563
Walgreen Co.	9,190	340,122
Whole Foods Market, Inc.	1,801	164,485

		1,808,899

Food Products (1.4%)
Campbell Soup Co.	1,632	56,941
Darling International, Inc.*	1,147	18,398
Flowers Foods, Inc.	1,353	31,484
General Mills, Inc.	6,325	255,593
Green Mountain Coffee Roasters, Inc.*	1,517	62,743
H.J. Heinz Co.	3,124	180,192
Hain Celestial Group, Inc.*	438	23,748
Hershey Co.	1,513	109,269
Ingredion, Inc.	743	47,872
J.M. Smucker Co.	1,067	92,018

Kellogg Co.	2,447	$136,665
McCormick & Co., Inc. (Non-Voting)	1,293	82,144
Ralcorp Holdings, Inc.*	536	48,053
TreeHouse Foods, Inc.*	352	18,350

		1,163,470

Household Products (3.4%)
Church & Dwight Co., Inc.	1,358	72,748
Clorox Co.	1,264	92,550
Colgate-Palmolive Co.	4,627	483,707
Kimberly-Clark Corp.	3,853	325,309
Procter & Gamble Co.	27,995	1,900,580

		2,874,894

Personal Products (0.3%)
Avon Products, Inc.	4,216	60,542
Estee Lauder Cos., Inc., Class A	2,486	148,812

		209,354

Total Consumer Staples		8,703,139

Energy (2.2%)
Energy Equipment & Services (0.6%)
Bristow Group, Inc.	348	18,674
Cameron International Corp.*	2,403	135,673
CARBO Ceramics, Inc.	225	17,626
Core Laboratories N.V.	462	50,501
Dril-Quip, Inc.*	394	28,782
FMC Technologies, Inc.*	2,326	99,623
Helix Energy Solutions Group, Inc.*	1,026	21,177
Key Energy Services, Inc.*	1,474	10,244
Lufkin Industries, Inc.	327	19,009
Noble Corp.	2,465	85,831
SEACOR Holdings, Inc.	205	17,179
Tidewater, Inc.	486	21,714
Unit Corp.*	474	21,354

		547,387

Oil, Gas & Consumable Fuels (1.6%)
Cheniere Energy, Inc.*	2,089	39,231
Cimarex Energy Co.	838	48,378
Denbury Resources, Inc.*	3,817	61,835
Energen Corp.	704	31,743
EOG Resources, Inc.	2,635	318,282
EQT Corp.	1,460	86,111
Pioneer Natural Resources Co.	1,200	127,908
Plains Exploration & Production Co.*	1,258	59,051
QEP Resources, Inc.	1,735	52,518
Range Resources Corp.	1,585	99,586
SM Energy Co.	635	33,153
Southwestern Energy Co.*	3,397	113,494
Spectra Energy Corp.	6,370	174,411
Whiting Petroleum Corp.*	1,147	49,745
World Fuel Services Corp.	703	28,942

		1,324,388

Total Energy		1,871,775

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Financials (17.4%)
Capital Markets (3.0%)
Affiliated Managers Group, Inc.*	500	$65,075
Bank of New York Mellon Corp.	11,527	296,244
BlackRock, Inc.	1,295	267,690
Charles Schwab Corp.	12,432	178,524
E*TRADE Financial Corp.*	2,786	24,935
Eaton Vance Corp.	1,124	35,799
Federated Investors, Inc., Class B	1,015	20,533
Franklin Resources, Inc.	1,452	182,516
Goldman Sachs Group, Inc.	4,678	596,726
Invesco Ltd.	4,344	113,335
Janus Capital Group, Inc.	1,827	15,566
Jefferies Group, Inc.	1,984	36,843
Legg Mason, Inc.	1,317	33,873
Northern Trust Corp.	2,346	117,675
SEI Investments Co.	1,693	39,515
State Street Corp.	4,675	219,772
Stifel Financial Corp.*	521	16,656
T. Rowe Price Group, Inc.	2,477	161,327
TD Ameritrade Holding Corp.	2,611	43,891
Waddell & Reed Financial, Inc., Class A	837	29,144

		2,495,639

Commercial Banks (4.9%)
Associated Banc-Corp	1,675	21,976
Bank of Hawaii Corp.	441	19,426
BB&T Corp.	6,822	198,588
BOK Financial Corp.	665	36,216
CapitalSource, Inc.	2,774	21,027
CIT Group, Inc.*	1,960	75,734
City National Corp./California	522	25,849
Comerica, Inc.	1,888	57,282
Commerce Bancshares, Inc./Missouri	898	31,475
Cullen/Frost Bankers, Inc.	599	32,508
East West Bancorp, Inc.	1,385	29,764
F.N.B. Corp./Pennsylvania	1,364	14,486
Fifth Third Bancorp	8,972	136,285
First Horizon National Corp.	2,428	24,062
First Niagara Financial Group, Inc.	3,445	27,319
First Republic Bank/California	1,254	41,106
FirstMerit Corp.	1,069	15,169
Fulton Financial Corp.	1,955	18,788
Hancock Holding Co.	827	26,249
Huntington Bancshares, Inc./Ohio	8,376	53,523
IBERIABANK Corp.	287	14,097
KeyCorp	9,205	77,506
M&T Bank Corp.	1,236	121,709
PNC Financial Services Group, Inc.	5,166	301,229
Popular, Inc.*	1,003	20,852
Prosperity Bancshares, Inc.	546	22,932
Regions Financial Corp.	13,791	98,192
Signature Bank/New York*	457	32,602
SunTrust Banks, Inc.	5,254	148,951
Susquehanna Bancshares, Inc.	1,818	19,053
SVB Financial Group*	433	24,235
Synovus Financial Corp.	7,676	18,806
TCF Financial Corp.	1,590	19,319
U.S. Bancorp	18,494	590,698
UMB Financial Corp.	396	17,361

Umpqua Holdings Corp.	1,091	$12,863
Valley National Bancorp	1,926	17,912
Webster Financial Corp.	857	17,611
Wells Fargo & Co.	48,225	1,648,331
Westamerica Bancorp	268	11,414
Zions Bancorp	1,796	38,434

		4,180,939

Consumer Finance (1.4%)
American Express Co.	9,957	572,328
Capital One Financial Corp.	5,669	328,405
Discover Financial Services	5,024	193,675
SLM Corp.	4,583	78,507

		1,172,915

Diversified Financial Services (4.0%)
Bank of America Corp.	105,161	1,219,868
CBOE Holdings, Inc.	851	25,071
CME Group, Inc./Illinois	3,244	164,503
IntercontinentalExchange, Inc.*	710	87,905
JPMorgan Chase & Co.	37,068	1,629,880
Moody’s Corp.	2,169	109,144
NASDAQ OMX Group, Inc.	1,627	40,691
NYSE Euronext	2,400	75,696

		3,352,758

Insurance (3.6%)
ACE Ltd.	3,308	263,979
Aflac, Inc.	4,569	242,705
Alleghany Corp.*	165	55,344
Allied World Assurance Co. Holdings AG	355	27,974
American Financial Group, Inc./Ohio	916	36,200
Aon plc	3,146	174,918
Arch Capital Group Ltd.*	1,329	58,503
Arthur J. Gallagher & Co.	1,180	40,887
Aspen Insurance Holdings Ltd.	696	22,328
Assured Guaranty Ltd.	1,893	26,937
Axis Capital Holdings Ltd.	1,242	43,023
Brown & Brown, Inc.	1,398	35,593
Chubb Corp.	2,594	195,380
Cincinnati Financial Corp.	1,585	62,069
CNO Financial Group, Inc.	2,266	21,142
Endurance Specialty Holdings Ltd.	423	16,789
Erie Indemnity Co., Class A	519	35,925
Everest Reinsurance Group Ltd.	505	55,525
Fidelity National Financial, Inc., Class A	2,188	51,527
First American Financial Corp.	1,037	24,981
Genworth Financial, Inc., Class A*	4,797	36,026
Hanover Insurance Group, Inc.	437	16,929
Hartford Financial Services Group, Inc.	4,252	95,415
HCC Insurance Holdings, Inc.	983	36,578
Lincoln National Corp.	2,724	70,552
Markel Corp.*	94	40,742
MBIA, Inc.*	1,891	14,844
PartnerReinsurance Ltd.	616	49,582
Platinum Underwriters Holdings Ltd.	325	14,950
Principal Financial Group, Inc.	2,879	82,109

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

ProAssurance Corp.	596	$25,145
Progressive Corp.	5,944	125,418
Protective Life Corp.	780	22,292
Prudential Financial, Inc.	4,547	242,492
RenaissanceReinsurance Holdings Ltd.	493	40,061
StanCorp Financial Group, Inc.	430	15,768
Torchmark Corp.	930	48,053
Travelers Cos., Inc.	3,759	269,971
Unum Group	2,733	56,901
Validus Holdings Ltd.	917	31,710
W. R. Berkley Corp.	1,338	50,496
White Mountains Insurance Group Ltd.	64	32,960
Willis Group Holdings plc	1,693	56,766
XL Group plc	2,982	74,729

		3,042,218

Real Estate Investment Trusts (REITs) (0.0%)
Ryman Hospitality Properties (REIT)	542	20,845

Real Estate Management & Development (0.2%)
Alexander & Baldwin, Inc.*	413	12,130
CBRE Group, Inc., Class A*	3,203	63,740
Forest City Enterprises, Inc., Class A*	1,676	27,068
Howard Hughes Corp.*	370	27,017
Jones Lang LaSalle, Inc.	429	36,010
St. Joe Co.*	900	20,772

		186,737

Thrifts & Mortgage Finance (0.3%)
Capitol Federal Financial, Inc.	1,543	18,038
Hudson City Bancorp, Inc.	5,153	41,894
New York Community Bancorp, Inc.	4,284	56,120
Ocwen Financial Corp.*	1,316	45,520
People’s United Financial, Inc.	3,436	41,541
Washington Federal, Inc.	1,041	17,562

		220,675

Total Financials		14,672,726

Health Care (11.7%)
Biotechnology (2.7%)
Alexion Pharmaceuticals, Inc.*	1,883	176,644
Alkermes plc*	1,277	23,650
Amgen, Inc.	7,520	649,126
ARIAD Pharmaceuticals, Inc.*	1,597	30,630
Biogen Idec, Inc.*	2,306	338,221
Cepheid, Inc.*	644	21,774
Cubist Pharmaceuticals, Inc.*	622	26,161
Gilead Sciences, Inc.*	7,385	542,428
Incyte Corp.*	1,275	21,178
Medivation, Inc.*	710	36,324
Myriad Genetics, Inc.*	827	22,536
Onyx Pharmaceuticals, Inc.*	635	47,961
Pharmacyclics, Inc.*	673	38,967
Regeneron Pharmaceuticals, Inc.*	937	160,292
Seattle Genetics, Inc.*	1,153	26,750
United Therapeutics Corp.*	504	26,924

Vertex Pharmaceuticals, Inc.*	2,105	$88,284

		2,277,850

Health Care Equipment & Supplies (2.3%)
Alere, Inc.*	787	14,560
Align Technology, Inc.*	793	22,006
Becton, Dickinson and Co.	1,947	152,236
CareFusion Corp.*	2,165	61,876
Cooper Cos., Inc.	467	43,188
Covidien plc	4,685	270,512
DENTSPLY International, Inc.	1,383	54,781
Edwards Lifesciences Corp.*	1,129	101,802
Haemonetics Corp.*	498	20,338
Hologic, Inc.*	2,582	51,718
IDEXX Laboratories, Inc.*	536	49,741
Intuitive Surgical, Inc.*	389	190,754
Medtronic, Inc.	9,954	408,313
ResMed, Inc.	1,386	57,616
Sirona Dental Systems, Inc.*	542	34,937
St. Jude Medical, Inc.	3,063	110,697
Stryker Corp.	2,871	157,388
Teleflex, Inc.	398	28,381
Thoratec Corp.*	573	21,499
Varian Medical Systems, Inc.*	1,080	75,859
Volcano Corp.*	522	12,324
West Pharmaceutical Services, Inc.	331	18,122

		1,958,648

Health Care Providers & Services (2.1%)
AmerisourceBergen Corp.	2,455	106,007
Brookdale Senior Living, Inc.*	1,195	30,257
Cardinal Health, Inc.	3,328	137,047
Centene Corp.*	502	20,582
Cigna Corp.	2,813	150,383
Coventry Health Care, Inc.	1,305	58,503
DaVita HealthCare Partners, Inc.*	923	102,019
Express Scripts Holding Co.*	7,911	427,194
HCA Holdings, Inc.	1,654	49,901
Health Management Associates, Inc., Class A*	2,501	23,309
Henry Schein, Inc.*	863	69,437
HMS Holdings Corp.*	842	21,825
Laboratory Corp. of America Holdings*	936	81,076
LifePoint Hospitals, Inc.*	477	18,007
Magellan Health Services, Inc.*	266	13,034
McKesson Corp.	2,302	223,202
MEDNAX, Inc.*	485	38,567
Owens & Minor, Inc.	619	17,648
Patterson Cos., Inc.	1,076	36,832
Quest Diagnostics, Inc.	1,548	90,202
VCA Antech, Inc.*	856	18,019
WellCare Health Plans, Inc.*	420	20,450

		1,753,501

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	1,671	15,741
athenahealth, Inc.*	351	25,781
Cerner Corp.*	1,670	129,659

		171,181

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Life Sciences Tools & Services (0.8%)
Agilent Technologies, Inc.	3,400	$139,196
Bio-Rad Laboratories, Inc., Class A*	275	28,889
Illumina, Inc.*	1,200	66,708
Life Technologies Corp.*	1,710	83,927
Mettler-Toledo International, Inc.*	302	58,376
Techne Corp.	359	24,534
Thermo Fisher Scientific, Inc.	3,566	227,439
Waters Corp.*	855	74,488

		703,557

Pharmaceuticals (3.6%)
Allergan, Inc.	3,000	275,190
Bristol-Myers Squibb Co.	16,383	533,922
Endo Health Solutions, Inc.*	1,140	29,948
Hospira, Inc.*	1,611	50,328
Johnson & Johnson	28,275	1,982,077
Perrigo Co.	912	94,875
Questcor Pharmaceuticals, Inc.	580	15,498
Salix Pharmaceuticals Ltd.*	573	23,195
ViroPharma, Inc.*	670	15,249
Vivus, Inc.*	979	13,138

		3,033,420

Total Health Care		9,898,157

Industrials (8.6%)
Aerospace & Defense (0.2%)
B/E Aerospace, Inc.*	1,014	50,091
Exelis, Inc.	1,822	20,534
Hexcel Corp.*	973	26,232
Rockwell Collins, Inc.	1,387	80,682
Spirit AeroSystems Holdings, Inc., Class A*	1,402	23,792

		201,331

Air Freight & Logistics (1.2%)
C.H. Robinson Worldwide, Inc.	1,575	99,572
Expeditors International of Washington, Inc.	2,054	81,236
FedEx Corp.	3,063	280,938
United Parcel Service, Inc., Class B	7,232	533,215

		994,961

Airlines (0.3%)
Alaska Air Group, Inc.*	688	29,646
Delta Air Lines, Inc.*	8,297	98,485
JetBlue Airways Corp.*	2,779	15,868
Southwest Airlines Co.	7,250	74,240
U.S. Airways Group, Inc.*	1,584	21,384

		239,623

Building Products (0.2%)
A.O. Smith Corp.	451	28,445
Lennox International, Inc.	497	26,103
Masco Corp.	3,484	58,043
Owens Corning, Inc.*	1,156	42,760

		155,351

Commercial Services & Supplies (0.2%)
Avery Dennison Corp.	990	34,571
Covanta Holding Corp.	1,312	24,167

Iron Mountain, Inc.	1,823	$56,604
Pitney Bowes, Inc.	1,958	20,833
R.R. Donnelley & Sons Co.	1,758	15,822

		151,997

Construction & Engineering (0.1%)
AECOM Technology Corp.*	1,103	26,251
EMCOR Group, Inc.	649	22,462
Quanta Services, Inc.*	2,079	56,736

		105,449

Electrical Equipment (1.3%)
Acuity Brands, Inc.	413	27,973
AMETEK, Inc.	2,366	88,891
Belden, Inc.	437	19,661
Brady Corp., Class A	512	17,101
Eaton Corp. plc	4,501	243,954
Emerson Electric Co.	7,097	375,857
General Cable Corp.*	486	14,779
GrafTech International Ltd.*	1,319	12,385
Hubbell, Inc., Class B	578	48,916
Polypore International, Inc.*	454	21,111
Regal-Beloit Corp.	406	28,611
Rockwell Automation, Inc.	1,377	115,654
Roper Industries, Inc.	954	106,352

		1,121,245

Industrial Conglomerates (1.2%)
3M Co.	6,745	626,273
Carlisle Cos., Inc.	610	35,844
Danaher Corp.	5,982	334,394

		996,511

Machinery (2.5%)
Actuant Corp., Class A	711	19,844
AGCO Corp.*	949	46,615
CLARCOR, Inc.	489	23,364
Cummins, Inc.	1,858	201,314
Deere & Co.	3,821	330,211
Donaldson Co., Inc.	1,454	47,749
Dover Corp.	1,783	117,161
Gardner Denver, Inc.	478	32,743
Graco, Inc.	590	30,379
Harsco Corp.	786	18,471
IDEX Corp.	813	37,829
Illinois Tool Works, Inc.	4,574	278,145
Lincoln Electric Holdings, Inc.	814	39,626
Middleby Corp.*	182	23,334
Nordson Corp.	625	39,450
PACCAR, Inc.	3,449	155,929
Pall Corp.	1,133	68,275
Parker Hannifin Corp.	1,458	124,018
Pentair Ltd. (Registered)	968	47,577
Robbins & Myers, Inc.	415	24,672
Snap-on, Inc.	567	44,787
SPX Corp.	495	34,724
Stanley Black & Decker, Inc.	1,640	121,311
Terex Corp.*	1,078	30,303
Toro Co.	572	24,585
Valmont Industries, Inc.	259	35,366
WABCO Holdings, Inc.*	623	40,613
Woodward, Inc.	670	25,547

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Xylem, Inc.	1,810	$49,051

		2,112,993

Marine (0.1%)
Kirby Corp.*	544	33,668

Professional Services (0.4%)
Acacia Research Corp.*	485	12,440
Dun & Bradstreet Corp.	438	34,449
FTI Consulting, Inc.*	410	13,530
IHS, Inc., Class A*	642	61,632
Manpower, Inc.	773	32,806
Robert Half International, Inc.	1,383	44,007
Towers Watson & Co., Class A	698	39,235
Verisk Analytics, Inc., Class A*	1,620	82,620

		320,719

Road & Rail (0.4%)
Avis Budget Group, Inc.*	1,035	20,514
Con-way, Inc.	545	15,162
Genesee & Wyoming, Inc., Class A*	418	31,802
Hertz Global Holdings, Inc.*	4,101	66,723
J.B. Hunt Transport Services, Inc.	1,147	68,487
Kansas City Southern	1,073	89,574
Landstar System, Inc.	455	23,869
Old Dominion Freight Line, Inc.*	840	28,795
Ryder System, Inc.	498	24,865

		369,791

Trading Companies & Distributors (0.5%)
Air Lease Corp.*	976	20,984
Fastenal Co.	2,890	134,934
MSC Industrial Direct Co., Inc., Class A	612	46,133
United Rentals, Inc.*	904	41,150
W.W. Grainger, Inc.	680	137,612
Watsco, Inc.	336	25,166
WESCO International, Inc.*	426	28,725

		434,704

Total Industrials		7,238,343

Information Technology (30.2%)
Communications Equipment (3.1%)
Acme Packet, Inc.*	671	14,843
ADTRAN, Inc.	617	12,056
Arris Group, Inc.*	1,105	16,509
Aruba Networks, Inc.*	1,094	22,700
Ciena Corp.*	978	15,355
Cisco Systems, Inc.	51,620	1,014,333
F5 Networks, Inc.*	770	74,805
Harris Corp.	1,105	54,101
InterDigital, Inc.	416	17,098
JDS Uniphase Corp.*	2,262	30,627
Juniper Networks, Inc.*	5,138	101,064
Motorola Solutions, Inc.	2,793	155,514
Plantronics, Inc.	412	15,190
Polycom, Inc.*	1,726	18,054
QUALCOMM, Inc.	16,621	1,030,834
Riverbed Technology, Inc.*	1,505	29,679
Tellabs, Inc.	3,584	8,172
ViaSat, Inc.*	424	16,494

		2,647,428

Computers & Peripherals (7.8%)
Apple, Inc.	9,540	$5,085,106
Dell, Inc.	16,925	171,450
Diebold, Inc.	616	18,856
EMC Corp.*	20,479	518,119
Hewlett-Packard Co.	19,185	273,386
Lexmark International, Inc., Class A	686	15,908
NCR Corp.*	1,552	39,545
NetApp, Inc.*	3,545	118,935
QLogic Corp.*	920	8,952
SanDisk Corp.*	2,356	102,627
Seagate Technology plc	3,876	118,141
Western Digital Corp.	2,412	102,486

		6,573,511

Electronic Equipment, Instruments & Components (1.1%)
Amphenol Corp., Class A	1,570	101,579
Anixter International, Inc.	324	20,729
Arrow Electronics, Inc.*	1,061	40,403
Avnet, Inc.*	1,379	42,211
Corning, Inc.	14,529	183,356
Dolby Laboratories, Inc., Class A	1,021	29,946
FEI Co.	371	20,576
FLIR Systems, Inc.	1,474	32,885
Ingram Micro, Inc., Class A*	1,464	24,771
Itron, Inc.*	385	17,152
Jabil Circuit, Inc.	2,004	38,657
Molex, Inc.	1,723	47,090
National Instruments Corp.	1,192	30,765
TE Connectivity Ltd.	4,174	154,939
Tech Data Corp.*	406	18,485
Trimble Navigation Ltd.*	1,227	73,350
Vishay Intertechnology, Inc.*	1,398	14,861

		891,755

Internet Software & Services (3.7%)
Akamai Technologies, Inc.*	1,730	70,774
AOL, Inc.*	938	27,774
CoStar Group, Inc.*	274	24,488
eBay, Inc.*	11,562	589,893
Equinix, Inc.*	470	96,914
Google, Inc., Class A*	2,692	1,909,624
LinkedIn Corp., Class A*	667	76,585
Rackspace Hosting, Inc.*	1,322	98,185
Yahoo!, Inc.*	11,559	230,024

		3,124,261

IT Services (6.4%)
Accenture plc, Class A	6,194	411,901
Alliance Data Systems Corp.*	487	70,498
Amdocs Ltd.	1,657	56,321
Automatic Data Processing, Inc.	4,727	269,486
Broadridge Financial Solutions, Inc.	1,219	27,891
Cognizant Technology Solutions Corp., Class A*	2,912	215,634
Computer Sciences Corp.	1,515	60,676
Convergys Corp.	1,097	18,002
CoreLogic, Inc.*	1,027	27,647
DST Systems, Inc.	440	26,664

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Fidelity National Information Services, Inc.	2,874	$100,044
Fiserv, Inc.*	1,323	104,557
Gartner, Inc.*	911	41,924
Genpact Ltd.	2,177	33,743
Global Payments, Inc.	769	34,836
International Business Machines Corp.	10,819	2,072,379
Jack Henry & Associates, Inc.	840	32,978
Lender Processing Services, Inc.	826	20,336
Mastercard, Inc., Class A	1,086	533,530
NeuStar, Inc., Class A*	648	27,171
Paychex, Inc.	3,539	110,204
Teradata Corp.*	1,645	101,809
Total System Services, Inc.	1,835	39,306
VeriFone Systems, Inc.*	1,051	31,194
Visa, Inc., Class A	5,269	798,675
Western Union Co.	5,878	80,000
WEX, Inc.*	377	28,414

		5,375,820

Office Electronics (0.1%)
Xerox Corp.	12,755	86,989
Zebra Technologies Corp., Class A*	503	19,758

		106,747

Semiconductors & Semiconductor Equipment (3.2%)
Advanced Micro Devices, Inc.*	6,904	16,570
Altera Corp.	3,121	107,487
Analog Devices, Inc.	2,916	122,647
Applied Materials, Inc.	12,086	138,264
Atmel Corp.*	4,301	28,172
Cavium, Inc.*	486	15,168
Cirrus Logic, Inc.*	630	18,251
Cymer, Inc.*	302	27,310
Cypress Semiconductor Corp.*	1,524	16,520
Fairchild Semiconductor International, Inc.*	1,236	17,798
Hittite Microwave Corp.*	307	19,065
Intel Corp.	52,588	1,084,890
Intersil Corp., Class A	1,244	10,313
KLA-Tencor Corp.	1,624	77,562
Lam Research Corp.*	1,778	64,239
Linear Technology Corp.	2,246	77,038
LSI Corp.*	5,441	38,522
Marvell Technology Group Ltd.	5,497	39,908
Microchip Technology, Inc.	1,890	61,595
Micron Technology, Inc.*	9,944	63,144
NVIDIA Corp.	6,049	74,342
ON Semiconductor Corp.*	4,445	31,337
PMC-Sierra, Inc.*	2,263	11,790
Semtech Corp.*	643	18,615
Silicon Laboratories, Inc.*	407	17,017
Skyworks Solutions, Inc.*	1,862	37,799
Teradyne, Inc.*	1,830	30,909
Texas Instruments, Inc.	11,106	343,620
Xilinx, Inc.	2,558	91,832

		2,701,724

Software (4.8%)
ACI Worldwide, Inc.*	382	$16,690
Adobe Systems, Inc.*	4,802	180,939
ANSYS, Inc.*	901	60,673
Aspen Technology, Inc.*	913	25,235
Autodesk, Inc.*	2,214	78,265
BMC Software, Inc.*	1,555	61,671
CA, Inc.	4,576	100,580
Cadence Design Systems, Inc.*	2,682	36,234
Citrix Systems, Inc.*	1,824	119,928
CommVault Systems, Inc.*	438	30,533
Compuware Corp.*	2,105	22,881
Concur Technologies, Inc.*	536	36,191
Electronic Arts, Inc.*	3,106	45,130
FactSet Research Systems, Inc.	434	38,218
Fortinet, Inc.*	1,543	32,511
Informatica Corp.*	1,058	32,078
Intuit, Inc.	2,866	170,527
MICROS Systems, Inc.*	782	33,188
Microsoft Corp.	76,179	2,036,265
Nuance Communications, Inc.*	3,002	67,005
Parametric Technology Corp.*	1,158	26,067
Progress Software Corp.*	618	12,972
QLIK Technologies, Inc.*	834	18,114
Red Hat, Inc.*	1,883	99,724
Rovi Corp.*	1,064	16,417
Salesforce.com, Inc.*	1,356	227,944
SolarWinds, Inc.*	724	37,974
Solera Holdings, Inc.	682	36,466
Symantec Corp.*	6,859	129,018
Synopsys, Inc.*	1,455	46,327
TIBCO Software, Inc.*	1,571	34,578
Ultimate Software Group, Inc.*	260	24,547
VMware, Inc., Class A*	813	76,536

		4,011,426

Total Information Technology		25,432,672

Materials (1.6%)
Chemicals (1.1%)
Air Products and Chemicals, Inc.	2,065	173,501
Airgas, Inc.	751	68,559
Cabot Corp.	617	24,550
Ecolab, Inc.	2,854	205,203
H.B. Fuller Co.	487	16,957
International Flavors & Fragrances, Inc.	794	52,833
Praxair, Inc.	2,909	318,390
Sensient Technologies Corp.	487	17,318
Sigma-Aldrich Corp.	1,178	86,677

		963,988

Construction Materials (0.0%)
Eagle Materials, Inc.	443	25,915

Containers & Packaging (0.3%)
AptarGroup, Inc.	649	30,970
Ball Corp.	1,509	67,528
Bemis Co., Inc.	1,007	33,694
Owens-Illinois, Inc.*	1,610	34,245
Sealed Air Corp.	1,894	33,164

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Sonoco Products Co.	982	$29,195

		228,796

Metals & Mining (0.1%)
Compass Minerals International, Inc.	322	24,057
Reliance Steel & Aluminum Co.	735	45,643

		69,700

Paper & Forest Products (0.1%)
Domtar Corp.	350	29,232
MeadWestvaco Corp.	1,694	53,988

		83,220

Total Materials		1,371,619

Telecommunication Services (3.3%)
Diversified Telecommunication Services (2.9%)
AT&T, Inc.	58,945	1,987,036
CenturyLink, Inc.	6,075	237,654
Frontier Communications Corp.	9,743	41,700
Level 3 Communications, Inc.*	2,111	48,785
tw telecom, Inc.*	1,474	37,543
Windstream Corp.	5,737	47,502

		2,400,220

Wireless Telecommunication Services (0.4%)
Crown Castle International Corp.*	2,859	206,306
MetroPCS Communications, Inc.*	3,546	35,247
NII Holdings, Inc.*	1,668	11,893
SBA Communications Corp., Class A*	1,186	84,230
Telephone & Data Systems, Inc.	1,059	23,446

		361,122

Total Telecommunication Services		2,761,342

Utilities (1.1%)
Electric Utilities (0.2%)
Cleco Corp.	592	$23,686
Hawaiian Electric Industries, Inc.	947	23,808
IDACORP, Inc.	489	21,198
ITC Holdings Corp.	502	38,609
OGE Energy Corp.	963	54,226
Portland General Electric Co.	737	20,164

		181,691

Gas Utilities (0.4%)
AGL Resources, Inc.	1,146	45,806
Atmos Energy Corp.	879	30,870
New Jersey Resources Corp.	405	16,046
ONEOK, Inc.	2,000	85,500
Piedmont Natural Gas Co., Inc.	703	22,011
Questar Corp.	1,714	33,869
South Jersey Industries, Inc.	300	15,099
Southwest Gas Corp.	450	19,085
WGL Holdings, Inc.	502	19,673

		287,959

Multi-Utilities (0.5%)
Avista Corp.	573	13,815
CMS Energy Corp.	2,586	63,047
Consolidated Edison, Inc.	2,858	158,733
Integrys Energy Group, Inc.	759	39,635
MDU Resources Group, Inc.	1,842	39,124
NiSource, Inc.	2,779	69,169

		383,523

Water Utilities (0.0%)
Aqua America, Inc.	1,363	34,648

Total Utilities		887,821

Total Investments (100.1%) (Cost $73,177,380)		84,405,392
Other Assets Less Liabilities (-0.1%)		(68,784)

Net Assets (100%)		$84,336,608

*	Non-income producing.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$11,567,798	$—	$—	$11,567,798
Consumer Staples	8,703,139	—	—	8,703,139
Energy	1,871,775	—	—	1,871,775
Financials	14,672,726	—	—	14,672,726
Health Care	9,898,157	—	—	9,898,157
Industrials	7,238,343	—	—	7,238,343
Information Technology	25,432,672	—	—	25,432,672
Materials	1,371,619	—	—	1,371,619
Telecommunication Services	2,761,342	—	—	2,761,342
Utilities	887,821	—	—	887,821

Total Assets	$84,405,392	$—	$—	$84,405,392

Total Liabilities	$—	$—	$—	$—

Total	$84,405,392	$—	$—	$84,405,392

(a)	A security with a market value of $12,056 transferred from Level 2 to Level 1 since the beginning of the period due to active trading.

The Portfolio held no derivatives contracts during the year ended December 31, 2012.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$8,735,531
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$10,470,719

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,115,300
Aggregate gross unrealized depreciation	(2,973,117)

Net unrealized appreciation	$11,142,183

Federal income tax cost of investments	$73,263,209

The Portfolio has a net capital loss carryforward of $3,872,666, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $582,789 during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $73,177,380)	$84,405,392
Cash	115,919
Foreign cash (Cost $6,676)	6,272
Receivable from Separate Accounts for Trust shares sold	65,773
Dividends, interest and other receivables	44,171
Receivable for securities sold	168
Other assets	216

Total assets	84,637,911

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	192,046
Investment management fees payable	35,666
Distribution fees payable - Class IB	17,194
Administrative fees payable	9,785
Distribution fees payable - Class IA	639
Trustees’ fees payable	24
Accrued expenses	45,949

Total liabilities	301,303

NET ASSETS	$84,336,608

Net assets were comprised of:
Paid in capital	$77,067,005
Accumulated undistributed net investment income (loss)	6,021
Accumulated undistributed net realized gain (loss) on investments	(3,964,026)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	11,227,608

Net assets	$84,336,608

Class IA
Net asset value, offering and redemption price per share, $3,041,277 / 361,248 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.42

Class IB
Net asset value, offering and redemption price per share, $81,295,331 / 9,788,374 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.31

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $292 foreign withholding tax)	$1,664,215
Interest	227

Total income	1,664,442

EXPENSES
Investment management fees	415,516
Distribution fees - Class IB	199,991
Administrative fees	114,392
Professional fees	46,894
Custodian fees	38,000
Printing and mailing expenses	9,166
Distribution fees - Class IA	7,767
Recoupment fees	4,026
Trustees’ fees	2,328
Miscellaneous	1,100

Total expenses	839,180

NET INVESTMENT INCOME (LOSS)	825,262

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	657,953
Change in unrealized appreciation (depreciation) on:
Securities	11,001,671
Foreign currency translations	233

Net change in unrealized appreciation (depreciation)	11,001,904

NET REALIZED AND UNREALIZED GAIN (LOSS)	11,659,857

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,485,119

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$825,262	$282,893
Net realized gain (loss) on investments and foreign currency transactions	657,953	14,111,302
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	11,001,904	(14,395,985)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,485,119	(1,790)

DIVIDENDS:
Dividends from net investment income
Class IA	(29,589)	(17,903)
Class IB	(794,523)	(272,567)

TOTAL DIVIDENDS	(824,112)	(290,470)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 44,853 and 28,855 shares, respectively ]	358,204	213,525
Capital shares issued in reinvestment of dividends [ 3,508 and 2,541 shares, respectively ]	29,589	17,903
Capital shares repurchased [ (81,174) and (74,171) shares, respectively ]	(661,642)	(553,214)

Total Class IA transactions	(273,849)	(321,786)

Class IB
Capital shares sold [ 1,435,523 and 1,448,308 shares, respectively ]	11,536,713	10,800,631
Capital shares issued in reinvestment of dividends [ 95,479 and 39,213 shares, respectively ]	794,523	272,567
Capital shares repurchased [ (1,743,119) and (1,933,089) shares, respectively ]	(14,085,832)	(14,079,902)

Total Class IB transactions	(1,754,596)	(3,006,704)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,028,445)	(3,328,490)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,632,562	(3,620,750)
NET ASSETS:
Beginning of year	74,704,046	78,324,796

End of year (a)	$84,336,608	$74,704,046

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$6,021	$157

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010		2009		2008
Net asset value, beginning of year	$7.28	$7.29	$6.47		$4.95		$9.20

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.04 (e)	0.01	(e)	0.03	(e)	0.04 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.14	— #	0.81		1.52		(4.16)

Total from investment operations	1.22	0.04	0.82		1.55		(4.12)

Less distributions:
Dividends from net investment income	(0.08)	(0.05)	—	#	(0.03)		(0.03)
Distributions from net realized gains	—	—	—		—		(0.10)

Total dividends and distributions	(0.08)	(0.05)	—	#	(0.03)		(0.13)

Net asset value, end of year	$8.42	$7.28	$7.29		$6.47		$4.95

Total return	16.80%	0.51%	12.73%		31.33%		(45.10)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,041	$2,869	$3,185		$3,444		$2,956
Ratio of expenses to average net assets:
After waivers	1.01%	0.82%	0.85%		0.89%		0.81%
Before waivers	1.01%	0.82%	0.85%		0.92%		0.89%
Ratio of net investment income (loss) to average net assets:
After waivers	0.98%	0.59%	0.17%		0.52%		0.56%
Before waivers	0.98%	0.59%	0.17%		0.50%		0.48%
Portfolio turnover rate	11%	134%	56%		62%		79%

	Year Ended December 31,
Class IB	2012	2011	2010		2009		2008
Net asset value, beginning of year	$7.18	$7.19	$6.40		$4.90		$9.10

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.03 (e)	—	#(e)	0.01	(e)	0.02 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.13	(0.01)	0.79		1.50		(4.10)

Total from investment operations	1.21	0.02	0.79		1.51		(4.08)

Less distributions:
Dividends from net investment income	(0.08)	(0.03)	—	#	(0.01)		(0.02)
Distributions from net realized gains	—	—	—		—		(0.10)

Total dividends and distributions	(0.08)	(0.03)	—	#	(0.01)		(0.12)

Net asset value, end of year	$8.31	$7.18	$7.19		$6.40		$4.90

Total return	16.87%	0.25%	12.40%		30.90%		(45.18)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$81,295	$71,835	$75,140		$70,302		$53,313
Ratio of expenses to average net assets:
After waivers	1.01%	1.07%	1.10%		1.14%		1.06%
Before waivers	1.01%	1.07%	1.10%		1.17	%(c)	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers	0.99%	0.35%	(0.07)%		0.26%		0.32%
Before waivers	0.99%	0.35%	(0.07)%		0.24%		0.24%
Portfolio turnover rate	11%	134%	56%		62%		79%
#	Per share amount is less than $0.005.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	17.41%	2.52%	7.27%
Portfolio – Class IB Shares*	17.38	2.32	7.04
S&P 500 Index	16.00	1.66	7.10
* Date of inception 5/1/99. ** Date of inception 3/25/02. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 17.41% for the year ended December 31, 2012. The Portfolio’s benchmark, the S&P 500 Index, returned 16.00% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Investments in a range of Consumer Discretionary stocks bolstered Portfolio results: appliance manufacturer Whirlpool benefited from the improved outlook for the U.S. housing market. High-end accessory and apparel maker Michael Kors advanced as it beat earnings and sales forecasts and raised guidance throughout the year. Investments in cable system operators Comcast and Time Warner Cable also helped performance during the year.

•

The choice of Health Care stocks lifted results. Gilead Sciences was the biggest individual contributor; the biotechnology firm beat quarterly earnings estimates and raised its full-year sales outlook due to strong sales of its antiviral treatments. An investment in Amerigroup, a provider of Medicaid managed care services, also helped returns.

•	Having few investments in the Consumer Staples and Utilities sectors benefited Portfolio results. Defensive sectors generally had modest returns in 2012 after advancing strongly in 2011.

What hurt performance during the year:

•	Investments in the Materials sector weighed on results, particularly among metals and mining stocks including Barrick Gold, Cliffs Natural Resources and Allegheny Technologies.

•	An overweight relative to the benchmark in the Energy sector hurt as the sector lagged.

•

Irish drug maker Shire was a significant detractor following the issuance of new FDA guidelines that will likely spur generic competition to Shire’s gastrointestinal drugs, which represent 15% of its sales.

Portfolio Positioning and Outlook

The portfolio is invested in companies that the Adviser believes are positioned to benefit from long-term economic growth in the U.S. and emerging markets. While stocks have been pressured recently by the uncertainty over the fiscal cliff, progress on taxation has been met with relief. Still, lawmakers will need to work out further details over the next several months, and any combination of tax hikes and reduced government expenditures could weigh on consumer and business spending and dampen economic growth. With that in mind, the Adviser’s analysts are focused on seeking companies that they believe can grow earnings and profits even in a period of macroeconomic uncertainty.

At year-end, investments have been increased in North American energy companies, particularly those with shale oil and gas assets, on the belief that they will be supported by long-term supply-demand dynamics. Mobile computing and the Internet remain important themes reflected in the portfolio’s information technology holdings. Companies in a range of industries, including consumer durable goods, construction materials and home-improvement retail, stand to benefit from further recovery in the housing market. Health care investments remain focused on biotechnology and pharmaceutical companies with innovative product pipelines as well as firms positioned to do well as the Affordable Care Act is implemented.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2012	% of Net Assets
Consumer Discretionary	19.5%
Information Technology	17.0
Energy	16.5
Financials	15.2
Health Care	12.8
Industrials	10.1
Materials	4.9
Consumer Staples	2.1
Utilities	0.4
Cash and Other	1.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,102.00	$5.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.26	4.93
Class IB
Actual	1,000.00	1,101.80	5.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.26	4.93

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.97% and 0.97%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (19.5%)
Hotels, Restaurants & Leisure (3.2%)
Carnival Corp.	539,400	$19,833,738
Darden Restaurants, Inc.	130,500	5,881,635
Starbucks Corp.	233,200	12,504,184

		38,219,557

Household Durables (2.9%)
Newell Rubbermaid, Inc.	530,700	11,818,689
NVR, Inc.*	7,100	6,532,000
Whirlpool Corp.	166,200	16,910,850

		35,261,539

Internet & Catalog Retail (0.8%)
Amazon.com, Inc.*	39,900	10,020,486

Media (7.5%)
CBS Corp., Class B	93,000	3,538,650
Comcast Corp., Class A	558,300	20,869,254
DreamWorks Animation SKG, Inc., Class A*	360,700	5,976,799
Gannett Co., Inc.	824,300	14,845,643
Scripps Networks Interactive, Inc., Class A	236,300	13,686,496
Sirius XM Radio, Inc.	4,977,400	14,384,686
Time Warner Cable, Inc.	105,730	10,275,899
Viacom, Inc., Class B	128,300	6,766,542

		90,343,969

Specialty Retail (2.4%)
Home Depot, Inc.	241,300	14,924,405
Signet Jewelers Ltd.	161,700	8,634,780
Tiffany & Co.	82,100	4,707,614

		28,266,799

Textiles, Apparel & Luxury Goods (2.7%)
Coach, Inc.	144,400	8,015,644
Lululemon Athletica, Inc.*	95,100	7,249,473
NIKE, Inc., Class B	328,600	16,955,760

		32,220,877

Total Consumer Discretionary		234,333,227

Consumer Staples (2.1%)
Beverages (0.8%)
Beam, Inc.	149,300	9,120,737

Tobacco (1.3%)
Philip Morris International, Inc.	192,572	16,106,722

Total Consumer Staples		25,227,459

Energy (16.5%)
Energy Equipment & Services (6.0%)
Dril-Quip, Inc.*	260,200	19,007,610
Ensco plc, Class A	223,600	13,255,008
Halliburton Co.	610,300	21,171,307
Schlumberger Ltd.	226,300	15,680,327
Weatherford International Ltd.*	256,200	2,866,878

		71,981,130

Oil, Gas & Consumable Fuels (10.5%)
Cenovus Energy, Inc.	536,700	18,000,918

Chevron Corp.	379,212	$41,007,986
Cobalt International Energy, Inc.*	281,100	6,903,816
Encana Corp.	486,700	9,617,192
Noble Energy, Inc.	200,300	20,378,522
Royal Dutch Shell plc (ADR), Class A	434,800	29,979,460

		125,887,894

Total Energy		197,869,024

Financials (15.2%)
Capital Markets (2.4%)
BlackRock, Inc.	46,100	9,529,331
Goldman Sachs Group, Inc.	146,200	18,649,272

		28,178,603

Commercial Banks (1.5%)
BB&T Corp.	408,500	11,891,435
Wells Fargo & Co.	188,800	6,453,184

		18,344,619

Diversified Financial Services (2.1%)
CME Group, Inc./Illinois	177,700	9,011,167
JPMorgan Chase & Co.	174,536	7,674,348
NYSE Euronext	254,100	8,014,314

		24,699,829

Insurance (4.3%)
ACE Ltd.	157,500	12,568,500
Aflac, Inc.	158,500	8,419,520
Allstate Corp.	245,400	9,857,718
Aon plc	269,100	14,961,960
Progressive Corp.	294,500	6,213,950

		52,021,648

Real Estate Investment Trusts (REITs) (4.9%)
American Tower Corp. (REIT)	762,900	58,949,283

Total Financials		182,193,982

Health Care (12.8%)
Biotechnology (5.9%)
Gilead Sciences, Inc.*	772,500	56,740,125
Seattle Genetics, Inc.*	606,000	14,059,200

		70,799,325

Health Care Providers & Services (1.8%)
Centene Corp.*	155,700	6,383,700
Express Scripts Holding Co.*	163,600	8,834,400
Molina Healthcare, Inc.*	251,300	6,800,178

		22,018,278

Health Care Technology (1.6%)
Cerner Corp.*	252,000	19,565,280

Pharmaceuticals (3.5%)
Allergan, Inc.	256,112	23,493,154
Bristol-Myers Squibb Co.	553,300	18,032,047

		41,525,201

Total Health Care		153,908,084

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Industrials (10.1%)
Commercial Services & Supplies (1.5%)
Iron Mountain, Inc.	376,403	$11,687,313
Republic Services, Inc.	216,700	6,355,811

		18,043,124

Electrical Equipment (3.1%)
Eaton Corp. plc	394,800	21,398,160
Polypore International, Inc.*	353,300	16,428,450

		37,826,610

Industrial Conglomerates (1.3%)
Danaher Corp.	271,800	15,193,620

Machinery (2.4%)
Caterpillar, Inc.	162,100	14,520,918
IDEX Corp.	100,651	4,683,291
Stanley Black & Decker, Inc.	122,700	9,076,119

		28,280,328

Professional Services (0.7%)
Nielsen Holdings N.V.*	278,500	8,519,315

Road & Rail (1.1%)
Norfolk Southern Corp.	204,900	12,671,016

Total Industrials		120,534,013

Information Technology (17.0%)
Communications Equipment (0.8%)
QUALCOMM, Inc.	153,100	9,495,262

Computers & Peripherals (6.1%)
Apple, Inc.	105,200	56,074,756
Hewlett-Packard Co.	649,900	9,261,075
Western Digital Corp.	176,600	7,503,734

		72,839,565

Electronic Equipment, Instruments & Components (0.8%)
Jabil Circuit, Inc.	492,300	9,496,467

Internet Software & Services (1.0%)
Google, Inc., Class A*	17,580	12,470,724

IT Services (3.7%)
Accenture plc, Class A	163,800	10,892,700
Cognizant Technology Solutions Corp., Class A*	90,400	6,694,120
Jack Henry & Associates, Inc.	190,300	7,471,178
Vantiv, Inc., Class A*	213,600	4,361,712
Visa, Inc., Class A	95,100	14,415,258

		43,834,968

Semiconductors & Semiconductor Equipment (2.2%)
Broadcom Corp., Class A*	376,800	12,513,528
Freescale Semiconductor Ltd.*	504,900	5,558,949
ON Semiconductor Corp.*	1,242,900	8,762,445

		26,834,922

Software (2.4%)
Oracle Corp.	753,300	$25,099,956
Workday, Inc., Class A*	66,800	3,640,600

		28,740,556

Total Information Technology		203,712,464

Materials (4.9%)
Chemicals (2.6%)
Air Products and Chemicals, Inc.	112,700	9,469,054
LyondellBasell Industries N.V., Class A	173,800	9,922,242
Monsanto Co.	121,200	11,471,580

		30,862,876

Metals & Mining (2.3%)
Allegheny Technologies, Inc.	269,200	8,172,912
Barrick Gold Corp.	165,300	5,787,153
Cliffs Natural Resources, Inc.	110,400	4,257,024
Freeport-McMoRan Copper & Gold, Inc.	81,000	2,770,200
Nucor Corp.	150,200	6,485,636

		27,472,925

Total Materials		58,335,801

Utilities (0.4%)
Multi-Utilities (0.4%)
PG&E Corp.	132,900	5,339,922

Total Utilities		5,339,922

Total Investments (98.5%) (Cost $876,854,955)		1,181,453,976
Other Assets Less Liabilities (1.5%)		17,763,924

Net Assets (100%)		$1,199,217,900

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$234,333,227	$—	$—	$234,333,227
Consumer Staples	25,227,459	—	—	25,227,459
Energy	197,869,024	—	—	197,869,024
Financials	182,193,982	—	—	182,193,982
Health Care	153,908,084	—	—	153,908,084
Industrials	120,534,013	—	—	120,534,013
Information Technology	203,712,464	—	—	203,712,464
Materials	58,335,801	—	—	58,335,801
Utilities	5,339,922	—	—	5,339,922

Total Assets	$1,181,453,976	$—	$—	$1,181,453,976

Total Liabilities	$—	$—	$—	$—

Total	$1,181,453,976	$—	$—	$1,181,453,976

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

The Portfolio held no derivatives contracts for the year ended December 31, 2012.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$345,199,926
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$467,890,200

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$338,281,287
Aggregate gross unrealized depreciation	(32,425,551)

Net unrealized appreciation	$305,855,736

Federal income tax cost of investments	$875,598,240

The Portfolio has a net capital loss carryforward of $208,301,158, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $101,092,118 during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $876,854,955)	$1,181,453,976
Cash	18,998,143
Dividends, interest and other receivables	946,697
Receivable from Separate Accounts for Trust shares sold	139,884
Other assets	9,662

Total assets	1,201,548,362

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	647,375
Payable for securities purchased	624,009
Investment management fees payable	589,561
Distribution fees payable - Class IB	247,254
Administrative fees payable	105,207
Distribution fees payable - Class IA	5,501
Trustees’ fees payable	2,874
Accrued expenses	108,681

Total liabilities	2,330,462

NET ASSETS	$1,199,217,900

Net assets were comprised of:
Paid in capital	$1,101,597,585
Accumulated undistributed net investment income (loss)	1,322,452
Accumulated undistributed net realized gain (loss) on investments	(208,301,158)
Net unrealized appreciation (depreciation) on investments	304,599,021

Net assets	$1,199,217,900

Class IA
Net asset value, offering and redemption price per share, $26,188,587 / 1,796,184 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.58

Class IB
Net asset value, offering and redemption price per share, $1,173,029,313 / 80,354,099 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.60

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $268,792 foreign withholding tax)	$22,302,219
Interest	33,297

Total income	22,335,516

EXPENSES
Investment management fees	7,671,654
Distribution fees - Class IB	2,925,702
Administrative fees	1,243,847
Printing and mailing expenses	132,448
Professional fees	71,968
Distribution fees - Class IA	62,482
Trustees’ fees	33,969
Custodian fees	32,000
Miscellaneous	36,170

Gross expenses	12,210,240
Less: Waiver from investment advisor	(611,901)
Fees paid indirectly	(31,467)

Net expenses	11,566,872

NET INVESTMENT INCOME (LOSS)	10,768,644

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	101,047,829
Net change in unrealized appreciation (depreciation) on securities	78,490,082

NET REALIZED AND UNREALIZED GAIN (LOSS)	179,537,911

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$190,306,555

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,768,644	$8,411,422
Net realized gain (loss) on investments	101,047,829	71,872,747
Net change in unrealized appreciation (depreciation) on investments	78,490,082	(32,907,710)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	190,306,555	47,376,459

DIVIDENDS:
Dividends from net investment income
Class IA	(234,308)	(226,508)
Class IB	(10,473,429)	(8,221,209)

TOTAL DIVIDENDS	(10,707,737)	(8,447,717)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 294,091 and 221,803 shares, respectively ]	4,043,029	2,770,118
Capital shares issued in reinvestment of dividends [ 16,071 and 18,766 shares, respectively ]	234,308	226,508
Capital shares repurchased [ (319,170) and (402,287) shares, respectively ]	(4,396,747)	(5,019,023)

Total Class IA transactions	(119,410)	(2,022,397)

Class IB
Capital shares sold [ 3,150,231 and 3,065,058 shares, respectively ]	42,854,191	38,048,611
Capital shares issued in reinvestment of dividends [ 717,488 and 680,225 shares, respectively ]	10,473,429	8,221,209
Capital shares repurchased [ (12,073,174) and (14,577,487) shares, respectively ]	(167,223,301)	(181,701,635)

Total Class IB transactions	(113,895,681)	(135,431,815)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(114,015,091)	(137,454,212)

TOTAL INCREASE (DECREASE) IN NET ASSETS	65,583,727	(98,525,470)
NET ASSETS:
Beginning of year	1,133,634,173	1,232,159,643

End of year (a)	$1,199,217,900	$1,133,634,173

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,322,452	$164,430

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.53	$12.14	$10.56	$8.12	$13.87

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.12 (e)	0.11 (e)	0.12 (e)	0.13 (e)
Net realized and unrealized gain (loss) on investments	2.05	0.39	1.58	2.45	(5.55)

Total from investment operations	2.18	0.51	1.69	2.57	(5.42)

Less distributions:
Dividends from net investment income	(0.13)	(0.12)	(0.11)	(0.13)	(0.13)
Distributions from net realized gains	—	—	—	—	(0.20)

Total dividends and distributions	(0.13)	(0.12)	(0.11)	(0.13)	(0.33)

Net asset value, end of year	$14.58	$12.53	$12.14	$10.56	$8.12

Total return	17.41%	4.27%	16.07%	31.73%	(39.50)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$26,189	$22,619	$23,883	$22,197	$18,434
Ratio of expenses to average net assets:
After waivers	0.97%	0.72%	0.72%	0.72%	0.70%
After waivers and fees paid indirectly	0.97%	0.72%	0.72%	0.71%	0.69%
Before waivers and fees paid indirectly	1.02%	0.77%	0.77%	0.79%	0.77%
Ratio of net investment income (loss) to average net assets:
After waivers	0.91%	0.95%	1.01%	1.39%	1.14%
After waivers and fees paid indirectly	0.91%	0.96%	1.01%	1.41%	1.15%
Before waivers and fees paid indirectly	0.86%	0.91%	0.96%	1.32%	1.08%
Portfolio turnover rate	30%	27%	25%	53%	41%

	Year Ended December 31,
Class IB	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.55	$12.16	$10.57	$8.13	$13.88

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.09 (e)	0.08 (e)	0.10 (e)	0.10 (e)
Net realized and unrealized gain (loss) on investments	2.06	0.39	1.59	2.45	(5.54)

Total from investment operations	2.18	0.48	1.67	2.55	(5.44)

Less distributions:
Dividends from net investment income	(0.13)	(0.09)	(0.08)	(0.11)	(0.11)
Distributions from net realized gains	—	—	—	—	(0.20)

Total dividends and distributions	(0.13)	(0.09)	(0.08)	(0.11)	(0.31)

Net asset value, end of year	$14.60	$12.55	$12.16	$10.57	$8.13

Total return	17.38%	4.00%	15.86%	31.36%	(39.62)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,173,029	$1,111,015	$1,208,277	$1,179,755	$1,011,551
Ratio of expenses to average net assets:
After waivers	0.97%	0.97%	0.97%	0.97%	0.95%
After waivers and fees paid indirectly	0.97%	0.97%	0.97%	0.96%	0.94%
Before waivers and fees paid indirectly	1.02%	1.02%	1.02%	1.04%	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers	0.90%	0.70%	0.76%	1.15%	0.89%
After waivers and fees paid indirectly	0.90%	0.70%	0.76%	1.16%	0.90%
Before waivers and fees paid indirectly	0.85%	0.66%	0.71%	1.08%	0.83%
Portfolio turnover rate	30%	27%	25%	53%	41%
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	15.54%	(0.39)%	7.30%
Portfolio – Class IB Shares**	15.62	(0.58)	7.07
Russell 3000® Index	16.42	2.04	7.68
* Date of inception 1/13/76. ** Date of inception 10/2/96. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 15.54% for the year ended December 31, 2012. The Portfolio’s benchmark, the Russell 3000® Index, returned 16.42% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to relative performance during the year ending December 31, 2012 were Financials, Consumer Discretionary, Information Technology, Health Care and Industrials.

•

The top five stocks that provided the most positive impact to benchmark performance for the year ending December 31, 2012 were Apple Inc., Bank of America Corp., J P Morgan Chase & Co., General Electric Co. and Citigroup Inc.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year ending December 31, 2012 were Utilities, Energy, Telecommunications Services, Materials and Consumer Staples.

•

The five stocks that had the least impact on performance in the benchmark for the year ending December 31, 2012 were Hewlett-Packard Co., Intel Corp., Occidental Petroleum Corp., McDonalds Corp. and Exelon Corp.

Sector Weightings as of December 31, 2012	% of Net Assets
Information Technology	18.1%
Financials	16.7
Consumer Discretionary	12.4
Health Care	11.7
Industrials	11.2
Energy	9.9
Consumer Staples	9.2
Materials	4.1
Utilities	3.4
Telecommunication Services	2.7
Cash and Other	0.6

100.0%

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,060.90	$3.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.50	3.68
Class IB
Actual	1,000.00	1,061.10	3.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.50	3.68

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.72% and 0.72%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (12.4%)
Auto Components (0.5%)
Allison Transmission Holdings, Inc.	15,000	$306,300
BorgWarner, Inc.*	37,130	2,659,251
Cooper Tire & Rubber Co.	18,800	476,768
Dana Holding Corp.	52,900	825,769
Delphi Automotive plc*	102,300	3,912,975
Federal-Mogul Corp.*	20,800	166,816
Gentex Corp.	47,200	888,304
Goodyear Tire & Rubber Co.*	99,100	1,368,571
Johnson Controls, Inc.	202,930	6,229,951
Lear Corp.	35,400	1,658,136
Tenneco, Inc.*	22,600	793,486
TRW Automotive Holdings Corp.*	34,500	1,849,545
Visteon Corp.*	17,300	931,086

		22,066,958

Automobiles (0.5%)
Ford Motor Co.	1,122,336	14,534,251
General Motors Co.*	228,500	6,587,655
Harley-Davidson, Inc.	69,950	3,416,358
Tesla Motors, Inc.*	18,900	640,143
Thor Industries, Inc.	14,600	546,478

		25,724,885

Distributors (0.1%)
Genuine Parts Co.	52,000	3,306,160
LKQ Corp.*	89,000	1,877,900
Pool Corp.	15,900	672,888

		5,856,948

Diversified Consumer Services (0.1%)
American Public Education, Inc.*	8,600	310,546
Apollo Group, Inc., Class A*	40,930	856,256
Capella Education Co.*	6,300	177,849
Career Education Corp.*	23,900	84,128
Coinstar, Inc.*	10,400	540,904
DeVry, Inc.	25,800	612,234
H&R Block, Inc.	84,350	1,566,379
Service Corp. International	67,000	925,270
Sotheby’s, Inc.	25,300	850,586
Strayer Education, Inc.	2,300	129,191
Weight Watchers International, Inc.	8,200	429,352

		6,482,695

Hotels, Restaurants & Leisure (2.0%)
Bally Technologies, Inc.*	14,300	639,353
BJ’s Restaurants, Inc.*	7,950	261,555
Bloomin’ Brands, Inc.*	2,600	40,664
Bob Evans Farms, Inc.	9,500	381,900
Brinker International, Inc.	29,190	904,598
Buffalo Wild Wings, Inc.*	6,100	444,202
Caesars Entertainment Corp.*	30,900	213,828
Carnival Corp.	129,460	4,760,244
Cheesecake Factory, Inc.	22,800	746,016
Chipotle Mexican Grill, Inc.*	9,800	2,915,108
Choice Hotels International, Inc.	7,000	235,340
Cracker Barrel Old Country Store, Inc.	5,800	$372,708
Darden Restaurants, Inc.	41,150	1,854,631
Denny’s Corp.*	390	1,903
Domino’s Pizza, Inc.	20,900	910,195
Dunkin’ Brands Group, Inc.	25,300	839,454
Hyatt Hotels Corp., Class A*	16,500	636,405
International Game Technology	81,360	1,152,871
Jack in the Box, Inc.*	9,900	283,140
Las Vegas Sands Corp.	125,400	5,788,464
Life Time Fitness, Inc.*	14,000	688,940
Marriott International, Inc., Class A	85,125	3,172,609
Marriott Vacations Worldwide Corp.*	8,512	354,695
McDonald’s Corp.	306,840	27,066,356
MGM Resorts International*	123,900	1,442,196
Panera Bread Co., Class A*	9,500	1,508,885
Penn National Gaming, Inc.*	25,700	1,262,127
Royal Caribbean Cruises Ltd.	47,950	1,630,300
Scientific Games Corp., Class A*	25,900	224,553
Six Flags Entertainment Corp.	12,342	755,330
Starbucks Corp.	229,050	12,281,661
Starwood Hotels & Resorts Worldwide, Inc.	64,000	3,671,040
Texas Roadhouse, Inc.	20,700	347,760
Vail Resorts, Inc.	16,600	897,894
Wendy’s Co.	84,400	396,680
Wyndham Worldwide Corp.	49,870	2,653,583
Wynn Resorts Ltd.	24,800	2,789,752
Yum! Brands, Inc.	137,740	9,145,936

		93,672,876

Household Durables (0.5%)
CSS Industries, Inc.	40	875
D.R. Horton, Inc.	88,100	1,742,618
Garmin Ltd.	35,500	1,449,110
Harman International Industries, Inc.	26,390	1,178,050
Jarden Corp.*	29,900	1,545,830
KB Home	23,400	369,720
Leggett & Platt, Inc.	42,200	1,148,684
Lennar Corp., Class A	49,300	1,906,431
M.D.C. Holdings, Inc.	12,800	470,528
Meritage Homes Corp.*	9,300	347,355
Mohawk Industries, Inc.*	17,000	1,537,990
Newell Rubbermaid, Inc.	96,300	2,144,601
NVR, Inc.*	1,600	1,472,000
PulteGroup, Inc.*	104,800	1,903,168
Ryland Group, Inc.	13,600	496,400
Tempur-Pedic International, Inc.*	21,900	689,631
Toll Brothers, Inc.*	44,200	1,428,986
Tupperware Brands Corp.	20,600	1,320,460
Whirlpool Corp.	23,520	2,393,160

		23,545,597

Internet & Catalog Retail (1.0%)
Amazon.com, Inc.*	108,880	27,344,123
Expedia, Inc.	27,205	1,671,747
Groupon, Inc.*	77,900	380,152

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
HomeAway, Inc.*	4,400	$96,800
HSN, Inc.	13,200	727,056
Liberty Interactive Corp.*	174,030	3,424,910
Liberty Ventures*	8,701	589,580
Netflix, Inc.*	17,800	1,651,484
priceline.com, Inc.*	15,380	9,554,056
Shutterfly, Inc.*	9,870	294,817
TripAdvisor, Inc.*	25,505	1,070,190

		46,804,915

Leisure Equipment & Products (0.2%)
Brunswick Corp.	33,500	974,515
Hasbro, Inc.	43,700	1,568,830
Mattel, Inc.	104,600	3,830,452
Polaris Industries, Inc.	23,600	1,985,940

		8,359,737

Media (3.6%)
AMC Networks, Inc., Class A*	21,212	1,049,994
Arbitron, Inc.	8,900	415,452
Cablevision Systems Corp. - New York Group, Class A	61,150	913,581
CBS Corp., Class B	201,920	7,683,056
Charter Communications, Inc., Class A*	19,600	1,494,304
Cinemark Holdings, Inc.	31,500	818,370
Clear Channel Outdoor Holdings, Inc., Class A*	31,000	217,620
Comcast Corp., Class A	803,424	30,031,989
DIRECTV*	180,246	9,041,139
Discovery Communications, Inc., Class A*	71,300	4,526,124
DISH Network Corp., Class A	63,360	2,306,304
DreamWorks Animation SKG, Inc., Class A*	20,600	341,342
Gannett Co., Inc.	90,000	1,620,900
Global Sources Ltd.*	323	2,093
Interpublic Group of Cos., Inc.	149,400	1,646,388
John Wiley & Sons, Inc., Class A	17,000	661,810
Lamar Advertising Co., Class A*	21,400	829,250
Liberty Global, Inc., Class A*	81,700	5,146,283
Liberty Media Corp. - Liberty Capital*	32,997	3,827,982
Lions Gate Entertainment Corp.*	16,200	265,680
Live Nation Entertainment, Inc.*	33,200	309,092
Madison Square Garden Co., Class A*	25,087	1,112,609
McGraw-Hill Cos., Inc.	88,730	4,850,869
Meredith Corp.	11,000	378,950
Morningstar, Inc.	8,300	521,489
New York Times Co., Class A*	38,000	324,140
News Corp., Class A	636,494	16,256,057
Omnicom Group, Inc.	83,100	4,151,676
Regal Entertainment Group, Class A	24,600	343,170
Scripps Networks Interactive, Inc., Class A	27,800	1,610,176
Sirius XM Radio, Inc.	1,137,200	3,286,508
Thomson Reuters Corp.	114,100	$3,315,746
Time Warner Cable, Inc.	93,202	9,058,302
Time Warner, Inc.	289,826	13,862,378
Viacom, Inc., Class B	164,460	8,673,620
Virgin Media, Inc.	84,400	3,101,700
Walt Disney Co.	536,268	26,700,784
Washington Post Co., Class B	1,300	474,773

		171,171,700

Multiline Retail (0.7%)
Big Lots, Inc.*	21,700	617,582
Dillard’s, Inc., Class A	10,300	862,831
Dollar General Corp.*	57,600	2,539,584
Dollar Tree, Inc.*	73,050	2,962,908
Family Dollar Stores, Inc.	30,150	1,911,811
J.C. Penney Co., Inc.	56,050	1,104,746
Kohl’s Corp.	73,410	3,155,162
Macy’s, Inc.	129,200	5,041,384
Nordstrom, Inc.	53,890	2,883,115
Saks, Inc.*	5,000	52,550
Sears Holdings Corp.*	13,100	541,816
Target Corp.	199,660	11,813,882

		33,487,371

Specialty Retail (2.4%)
Aaron’s, Inc.	27,400	774,872
Abercrombie & Fitch Co., Class A	29,600	1,419,912
Advance Auto Parts, Inc.	25,850	1,870,247
Aeropostale, Inc.*	26,600	346,066
American Eagle Outfitters, Inc.	60,700	1,244,957
ANN, Inc.*	17,200	582,048
Ascena Retail Group, Inc.*	44,800	828,352
AutoNation, Inc.*	10,800	428,760
AutoZone, Inc.*	11,890	4,214,173
Bed Bath & Beyond, Inc.*	72,450	4,050,679
Best Buy Co., Inc.	83,910	994,334
Buckle, Inc.	8,500	379,440
Cabela’s, Inc.*	15,800	659,650
CarMax, Inc.*	69,350	2,603,399
Chico’s FAS, Inc.	67,550	1,246,973
Children’s Place Retail Stores, Inc.*	7,700	341,033
Dick’s Sporting Goods, Inc.	31,100	1,414,739
DSW, Inc., Class A	7,600	499,244
Express, Inc.*	27,800	419,502
Foot Locker, Inc.	51,200	1,644,544
GameStop Corp., Class A	46,700	1,171,703
Gap, Inc.	94,390	2,929,866
Genesco, Inc.*	7,800	429,000
GNC Holdings, Inc., Class A	23,100	768,768
Group 1 Automotive, Inc.	7,200	446,328
Guess?, Inc.	29,000	711,660
Hibbett Sports, Inc.*	9,000	474,300
Home Depot, Inc.	462,160	28,584,596
Jos. A. Bank Clothiers, Inc.*	8,500	361,930
Limited Brands, Inc.	79,590	3,745,505
Lowe’s Cos., Inc.	335,540	11,918,381
Lumber Liquidators Holdings, Inc.*	8,500	449,055
Men’s Wearhouse, Inc.	19,100	595,156
Monro Muffler Brake, Inc.	10,000	349,700

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
New York & Co., Inc.*	460	$1,753
OfficeMax, Inc.	4,100	40,016
Orchard Supply Hardware Stores Corp., Class A*	191	1,415
O’Reilly Automotive, Inc.*	36,250	3,241,475
Penske Automotive Group, Inc.	8,900	267,801
PetSmart, Inc.	32,700	2,234,718
Pier 1 Imports, Inc.	32,300	646,000
RadioShack Corp.	35,500	75,260
Rent-A-Center, Inc.	21,010	721,904
Ross Stores, Inc.	70,560	3,820,824
Sally Beauty Holdings, Inc.*	48,300	1,138,431
Select Comfort Corp.*	18,300	478,911
Signet Jewelers Ltd.	25,480	1,360,632
Staples, Inc.	212,750	2,425,350
Systemax, Inc.	800	7,720
Tiffany & Co.	40,200	2,305,068
TJX Cos., Inc.	222,300	9,436,635
Tractor Supply Co.	23,900	2,111,804
Ulta Salon Cosmetics & Fragrance, Inc.	19,600	1,925,896
Urban Outfitters, Inc.*	35,150	1,383,504
Vitamin Shoppe, Inc.*	7,800	447,408
Williams-Sonoma, Inc.	26,900	1,177,413

		114,148,810

Textiles, Apparel & Luxury Goods (0.8%)
Carter’s, Inc.*	15,680	872,592
Coach, Inc.	92,020	5,108,030
Columbia Sportswear Co.	7,000	373,520
Crocs, Inc.*	9,690	139,439
Deckers Outdoor Corp.*	12,800	515,456
Fifth & Pacific Cos., Inc.*	29,900	372,255
Fossil, Inc.*	19,100	1,778,210
Hanesbrands, Inc.*	30,100	1,078,182
Iconix Brand Group, Inc.*	17,700	395,064
Michael Kors Holdings Ltd.*	26,400	1,347,192
NIKE, Inc., Class B	217,760	11,236,416
PVH Corp.	21,940	2,435,560
Ralph Lauren Corp.	18,670	2,799,006
Steven Madden Ltd.*	12,735	538,309
Under Armour, Inc., Class A*	25,800	1,252,074
Unifi, Inc.*	436	5,672
VF Corp.	26,400	3,985,608
Warnaco Group, Inc.*	14,500	1,037,765
Wolverine World Wide, Inc.	21,100	864,678

		36,135,028

Total Consumer Discretionary		587,457,520

Consumer Staples (9.2%)
Beverages (1.9%)
Beam, Inc.	49,350	3,014,791
Brown-Forman Corp., Class B	48,300	3,054,975
Coca-Cola Co.	1,159,040	42,015,200
Coca-Cola Enterprises, Inc.	92,400	2,931,852
Constellation Brands, Inc., Class A*	48,800	1,727,032
Dr. Pepper Snapple Group, Inc.	69,410	3,066,534
Molson Coors Brewing Co., Class B	39,750	1,700,903
Monster Beverage Corp.*	44,100	2,332,008
PepsiCo, Inc.	470,890	$32,223,003

		92,066,298

Food & Staples Retailing (2.0%)
Casey’s General Stores, Inc.	13,000	690,300
Costco Wholesale Corp.	129,250	12,766,022
CVS Caremark Corp.	382,910	18,513,698
Fresh Market, Inc.*	9,000	432,810
Harris Teeter Supermarkets, Inc.	16,800	647,808
Kroger Co.	160,310	4,171,266
Pricesmart, Inc.	5,600	431,480
Safeway, Inc.	84,840	1,534,756
Sysco Corp.	179,250	5,675,055
United Natural Foods, Inc.*	20,200	1,082,518
Walgreen Co.	261,080	9,662,571
Wal-Mart Stores, Inc.	508,920	34,723,612
Whole Foods Market, Inc.	57,200	5,224,076

		95,555,972

Food Products (1.7%)
Archer-Daniels-Midland Co.	198,460	5,435,819
B&G Foods, Inc.	15,100	427,481
Bunge Ltd.	45,980	3,342,286
Campbell Soup Co.	58,700	2,048,043
ConAgra Foods, Inc.	126,450	3,730,275
Darling International, Inc.*	37,400	599,896
Dean Foods Co.*	65,000	1,073,150
Flowers Foods, Inc.	43,200	1,005,264
General Mills, Inc.	197,900	7,997,139
Green Mountain Coffee Roasters, Inc.*	41,766	1,727,442
H.J. Heinz Co.	95,100	5,485,368
Hain Celestial Group, Inc.*	11,800	639,796
Hershey Co.	45,150	3,260,733
Hillshire Brands Co.	36,900	1,038,366
Hormel Foods Corp.	40,000	1,248,400
Ingredion, Inc.	23,600	1,520,548
J.M. Smucker Co.	34,127	2,943,112
Kellogg Co.	73,500	4,104,975
Kraft Foods Group, Inc.	181,036	8,231,707
Lancaster Colony Corp.	4,700	325,193
McCormick & Co., Inc. (Non-Voting)	41,750	2,652,378
Mead Johnson Nutrition Co.	61,600	4,058,824
Mondelez International, Inc., Class A	528,410	13,458,603
Ralcorp Holdings, Inc.*	16,600	1,488,190
Smithfield Foods, Inc.*	52,000	1,121,640
TreeHouse Foods, Inc.*	15,900	828,867
Tyson Foods, Inc., Class A	95,200	1,846,880

		81,640,375

Household Products (1.9%)
Church & Dwight Co., Inc.	47,500	2,544,575
Clorox Co.	38,950	2,851,919
Colgate-Palmolive Co.	145,010	15,159,346
Energizer Holdings, Inc.	20,850	1,667,583
Kimberly-Clark Corp.	120,000	10,131,600
Procter & Gamble Co.	821,980	55,804,222

		88,159,245

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Personal Products (0.2%)
Avon Products, Inc.	143,950	$2,067,122
Estee Lauder Cos., Inc., Class A	74,500	4,459,570
Herbalife Ltd.	38,900	1,281,366
Nu Skin Enterprises, Inc., Class A	17,100	633,555

		8,441,613

Tobacco (1.5%)
Altria Group, Inc.	610,490	19,181,596
Lorillard, Inc.	40,650	4,742,635
Philip Morris International, Inc.	510,230	42,675,637
Reynolds American, Inc.	104,900	4,346,007

		70,945,875

Total Consumer Staples		436,809,378

Energy (9.9%)
Energy Equipment & Services (1.7%)
Atwood Oceanics, Inc.*	17,200	787,588
Baker Hughes, Inc.	136,784	5,586,259
Bristow Group, Inc.	13,300	713,678
Cameron International Corp.*	73,850	4,169,571
CARBO Ceramics, Inc.	6,000	470,040
Diamond Offshore Drilling, Inc.	23,210	1,577,352
Dresser-Rand Group, Inc.*	26,400	1,482,096
Dril-Quip, Inc.*	12,800	935,040
Exterran Holdings, Inc.*	19,800	434,016
FMC Technologies, Inc.*	71,300	3,053,779
Forum Energy Technologies, Inc.*	10,600	262,350
Halliburton Co.	285,930	9,918,912
Helix Energy Solutions Group, Inc.*	36,700	757,488
Helmerich & Payne, Inc.	28,600	1,601,886
Hornbeck Offshore Services, Inc.*	5,900	202,606
Lufkin Industries, Inc.	11,000	639,430
McDermott International, Inc.*	84,700	933,394
Nabors Industries Ltd.*	99,790	1,441,965
National Oilwell Varco, Inc.	132,080	9,027,668
Oceaneering International, Inc.	33,600	1,807,344
Oil States International, Inc.*	18,900	1,352,106
Patterson-UTI Energy, Inc.	63,600	1,184,868
Rowan Cos., plc, Class A*	43,300	1,353,991
RPC, Inc.	6,400	78,336
Schlumberger Ltd.	401,555	27,823,746
SEACOR Holdings, Inc.	8,500	712,300
Superior Energy Services, Inc.*	56,171	1,163,863
Tidewater, Inc.	19,600	875,728
Unit Corp.*	20,200	910,010

		81,257,410

Oil, Gas & Consumable Fuels (8.2%)
Alpha Natural Resources, Inc.*	84,839	826,332
Anadarko Petroleum Corp.	149,880	11,137,583
Apache Corp.	116,880	9,175,080
Arch Coal, Inc.	68,500	501,420
Berry Petroleum Co., Class A	23,500	788,425
Cabot Oil & Gas Corp.	68,600	3,412,164
Cheniere Energy, Inc.*	58,100	1,091,118
Chesapeake Energy Corp.	217,910	3,621,664
Chevron Corp.	591,800	63,997,252
Cimarex Energy Co.	29,760	$1,718,045
Cobalt International Energy, Inc.*	57,300	1,407,288
Concho Resources, Inc.*	33,100	2,666,536
ConocoPhillips	380,776	22,081,200
CONSOL Energy, Inc.	68,950	2,213,295
Continental Resources, Inc.*	11,600	852,484
CVR Energy, Inc.*	2,900	141,491
Delek U.S. Holdings, Inc.	3,500	88,620
Denbury Resources, Inc.*	117,659	1,906,076
Devon Energy Corp.	126,030	6,558,601
Energen Corp.	27,200	1,226,448
Energy XXI Bermuda Ltd.	24,700	795,093
EOG Resources, Inc.	81,400	9,832,306
EQT Corp.	45,500	2,683,590
EXCO Resources, Inc.	26,200	177,374
Exxon Mobil Corp.#	1,395,165	120,751,531
Golar LNG Ltd.	13,200	485,496
Gulfport Energy Corp.*	17,200	657,384
Halcon Resources Corp.*	35,000	242,200
Hess Corp.	97,720	5,175,251
HollyFrontier Corp.	63,132	2,938,795
Kinder Morgan, Inc.	152,220	5,377,933
Kodiak Oil & Gas Corp.*	68,900	609,765
Kosmos Energy Ltd.*	26,100	322,335
Laredo Petroleum Holdings, Inc.*	13,300	241,528
Marathon Oil Corp.	213,790	6,554,801
Marathon Petroleum Corp.	106,195	6,690,285
McMoRan Exploration Co.*	30,600	491,130
Murphy Oil Corp.	58,620	3,490,821
Newfield Exploration Co.*	49,650	1,329,627
Noble Energy, Inc.	54,630	5,558,056
Oasis Petroleum, Inc.*	24,900	791,820
Occidental Petroleum Corp.	241,960	18,536,556
Peabody Energy Corp.	94,000	2,501,340
Phillips 66	187,588	9,960,923
Pioneer Natural Resources Co.	38,650	4,119,703
Plains Exploration & Production Co.*	40,550	1,903,417
QEP Resources, Inc.	53,400	1,616,418
Range Resources Corp.	49,850	3,132,075
Rosetta Resources, Inc.*	19,900	902,664
SandRidge Energy, Inc.*	152,544	968,654
SemGroup Corp., Class A*	13,100	511,948
Ship Finance International Ltd.	4,700	78,161
SM Energy Co.	20,900	1,091,189
Southwestern Energy Co.*	106,950	3,573,199
Spectra Energy Corp.	198,900	5,445,882
Targa Resources Corp.	9,000	475,560
Teekay Corp.	4,000	128,400
Tesoro Corp.	43,310	1,907,806
Ultra Petroleum Corp.*	57,500	1,042,475
Valero Energy Corp.	171,630	5,856,016
Western Refining, Inc.	17,900	504,601
Whiting Petroleum Corp.*	43,000	1,864,910
Williams Cos., Inc.	201,100	6,584,014
World Fuel Services Corp.	27,400	1,128,058
WPX Energy, Inc.*	64,033	952,811

		385,395,023

Total Energy		466,652,433

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Financials (16.7%)
Capital Markets (2.1%)
Affiliated Managers Group, Inc.*	15,940	$2,074,591
American Capital Ltd.*	94,205	1,130,460
Ameriprise Financial, Inc.	66,260	4,149,864
Apollo Investment Corp.	65,308	545,975
Ares Capital Corp.	70,900	1,240,750
Bank of New York Mellon Corp.	355,850	9,145,345
BGC Partners, Inc., Class A	300	1,038
BlackRock, Inc.	39,710	8,208,454
Charles Schwab Corp.	344,534	4,947,508
Cohen & Steers, Inc.	11,400	347,358
Cowen Group, Inc., Class A*	4,520	11,074
E*TRADE Financial Corp.*	83,210	744,730
Eaton Vance Corp.	34,740	1,106,469
Federated Investors, Inc., Class B	36,800	744,464
Financial Engines, Inc.*	13,900	385,725
Franklin Resources, Inc.	43,430	5,459,151
GAMCO Investors, Inc., Class A	8,900	472,323
GFI Group, Inc.	620	2,009
Goldman Sachs Group, Inc.	146,800	18,725,808
Greenhill & Co., Inc.	7,500	389,925
Invesco Ltd.	139,700	3,644,773
Janus Capital Group, Inc.	67,400	574,248
Jefferies Group, Inc.	59,800	1,110,486
KBW, Inc.	18,300	279,990
Knight Capital Group, Inc., Class A*	35,710	125,342
Lazard Ltd., Class A	34,700	1,035,448
Legg Mason, Inc.	42,550	1,094,386
LPL Financial Holdings, Inc.	10,900	306,944
Morgan Stanley	459,673	8,788,948
Northern Trust Corp.	65,350	3,277,956
Piper Jaffray Cos., Inc.*	12,500	401,625
Prospect Capital Corp.	56,900	618,503
Raymond James Financial, Inc.	37,500	1,444,875
SEI Investments Co.	42,150	983,781
State Street Corp.	152,250	7,157,273
Stifel Financial Corp.*	16,818	537,671
SWS Group, Inc.*	1,820	9,628
T. Rowe Price Group, Inc.	77,780	5,065,811
TD Ameritrade Holding Corp.	88,136	1,481,566
Virtus Investment Partners, Inc.*	91	11,006
Waddell & Reed Financial, Inc., Class A	32,120	1,118,418
Walter Investment Management Corp.*	9,008	387,524

		99,289,223

Commercial Banks (3.0%)
Associated Banc-Corp	65,400	858,048
BancFirst Corp.	8,900	377,004
BancorpSouth, Inc.	31,550	458,737
Bank of Hawaii Corp.	20,900	920,645
BankUnited, Inc.	15,700	383,708
BB&T Corp.	214,050	6,230,995
BOK Financial Corp.	9,750	530,985
CapitalSource, Inc.	100,680	$763,154
Cathay General Bancorp	21,630	421,785
CIT Group, Inc.*	65,000	2,511,600
City Holding Co.	11,030	384,395
City National Corp./California	17,200	851,744
CoBiz Financial, Inc.	190	1,419
Columbia Banking System, Inc.	360	6,458
Comerica, Inc.	66,600	2,020,644
Commerce Bancshares, Inc./Missouri	30,325	1,063,196
Community Bank System, Inc.	14,100	385,776
Cullen/Frost Bankers, Inc.	17,300	938,871
East West Bancorp, Inc.	55,900	1,201,291
F.N.B. Corp./Pennsylvania	48,700	517,194
Fifth Third Bancorp	296,750	4,507,632
First Busey Corp.	24,100	112,065
First Citizens BancShares, Inc./North Carolina, Class A	2,200	359,700
First Commonwealth Financial Corp.	38,600	263,252
First Financial Bankshares, Inc.	9,400	366,694
First Financial Corp./Indiana	10,700	323,568
First Horizon National Corp.	104,762	1,038,191
First Midwest Bancorp, Inc./Illinois	20,700	259,164
First Niagara Financial Group, Inc.	122,945	974,954
First Republic Bank/California	31,800	1,042,404
FirstMerit Corp.	34,795	493,741
Fulton Financial Corp.	75,000	720,750
Glacier Bancorp, Inc.	24,600	361,866
Hancock Holding Co.	22,624	718,086
Huntington Bancshares, Inc./Ohio	270,900	1,731,051
IBERIABANK Corp.	8,400	412,608
KeyCorp	292,900	2,466,218
M&T Bank Corp.	38,457	3,786,861
MainSource Financial Group, Inc.	240	3,041
MB Financial, Inc.	18,100	357,475
National Penn Bancshares, Inc.	43,400	404,488
NBT Bancorp, Inc.	16,500	334,455
Old National Bancorp/Indiana	28,300	335,921
PacWest Bancorp	15,730	389,789
Pinnacle Financial Partners, Inc.*	15,700	295,788
PNC Financial Services Group, Inc.	159,618	9,307,326
Popular, Inc.*	38,050	791,059
PrivateBancorp, Inc.	12,900	197,628
Prosperity Bancshares, Inc.	15,900	667,800
Regions Financial Corp.	447,100	3,183,352
S&T Bancorp, Inc.	13,000	234,910
Sandy Spring Bancorp, Inc.	10	194
Signature Bank/New York*	14,900	1,062,966
Simmons First National Corp., Class A	30	761
Sterling Bancorp/New York	90	820
SunTrust Banks, Inc.	171,650	4,866,278
Susquehanna Bancshares, Inc.	58,700	615,176
SVB Financial Group*	13,400	749,998
Synovus Financial Corp.	296,100	725,445

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
TCF Financial Corp.	56,950	$691,943
Texas Capital Bancshares, Inc.*	12,000	537,840
Tompkins Financial Corp.	9,239	366,234
TowneBank/Virginia	19,879	307,926
Trico Bancshares	50	838
Trustmark Corp.	23,350	524,441
U.S. Bancorp	565,190	18,052,169
UMB Financial Corp.	10,600	464,704
Umpqua Holdings Corp.	27,590	325,286
United Bankshares, Inc./West Virginia	15,700	381,824
Valley National Bancorp	71,829	668,010
Webster Financial Corp.	25,700	528,135
Wells Fargo & Co.	1,461,819	49,964,973
WesBanco, Inc.	16,900	375,518
Westamerica Bancorp	10,100	430,159
Western Alliance Bancorp*	35,020	368,761
Wintrust Financial Corp.	11,100	407,370
Zions Bancorp	64,500	1,380,300

		141,067,555

Consumer Finance (0.8%)
American Express Co.	305,156	17,540,367
Capital One Financial Corp.	174,070	10,083,875
Cash America International, Inc.	10,200	404,634
DFC Global Corp.*	810	14,993
Discover Financial Services	162,470	6,263,218
EZCORP, Inc., Class A*	16,400	325,704
First Cash Financial Services, Inc.*	8,800	436,656
Green Dot Corp., Class A*	12,800	156,160
Portfolio Recovery Associates, Inc.*	5,800	619,788
SLM Corp.	155,684	2,666,867

		38,512,262

Diversified Financial Services (3.0%)
Bank of America Corp.	3,233,192	37,505,027
CBOE Holdings, Inc.	27,200	801,312
Citigroup, Inc.	882,872	34,926,416
CME Group, Inc./Illinois	100,765	5,109,793
Interactive Brokers Group, Inc., Class A	22,340	305,611
IntercontinentalExchange, Inc.*	24,350	3,014,774
JPMorgan Chase & Co.	1,138,825	50,074,135
Leucadia National Corp.	70,050	1,666,490
MarketAxess Holdings, Inc.	10,860	383,358
Moody’s Corp.	63,350	3,187,772
MSCI, Inc.*	36,334	1,125,991
NASDAQ OMX Group, Inc.	40,300	1,007,903
NYSE Euronext	78,850	2,486,929
PHH Corp.*	16,860	383,565
PICO Holdings, Inc.*	60	1,216

		141,980,292

Insurance (3.9%)
ACE Ltd.	102,000	8,139,600
Aflac, Inc.	139,950	7,434,144
Alleghany Corp.*	4,754	1,594,587
Allied World Assurance Co. Holdings AG	12,580	991,304
Allstate Corp.	155,340	$6,240,008
Alterra Capital Holdings Ltd.	26,900	758,311
American Equity Investment Life Holding Co.	2,100	25,641
American Financial Group, Inc./Ohio	23,830	941,762
American International Group, Inc.*	200,936	7,093,041
American National Insurance Co.	5,000	341,450
AMERISAFE, Inc.*	840	22,890
Amtrust Financial Services, Inc.	14,960	429,202
Aon plc	100,278	5,575,457
Arch Capital Group Ltd.*	43,600	1,919,272
Argo Group International Holdings Ltd.	13,329	447,721
Arthur J. Gallagher & Co.	39,500	1,368,675
Aspen Insurance Holdings Ltd.	29,270	938,982
Assurant, Inc.	24,600	853,620
Assured Guaranty Ltd.	69,700	991,831
Axis Capital Holdings Ltd.	34,070	1,180,185
Berkshire Hathaway, Inc., Class B*	532,785	47,790,815
Brown & Brown, Inc.	35,300	898,738
Chubb Corp.	81,860	6,165,695
Cincinnati Financial Corp.	48,520	1,900,043
CNA Financial Corp.	13,100	366,931
CNO Financial Group, Inc.	84,000	783,720
EMC Insurance Group, Inc.	30	716
Endurance Specialty Holdings Ltd.	11,700	464,373
Enstar Group Ltd.*	3,700	414,326
Erie Indemnity Co., Class A	10,800	747,576
Everest Reinsurance Group Ltd.	15,600	1,715,220
FBL Financial Group, Inc., Class A	190	6,500
Fidelity National Financial, Inc., Class A	67,900	1,599,045
First American Financial Corp.	39,300	946,737
Genworth Financial, Inc., Class A*	183,700	1,379,587
Global Indemnity plc*	180	3,983
Hanover Insurance Group, Inc.	22,290	863,515
Hartford Financial Services Group, Inc.	134,010	3,007,184
HCC Insurance Holdings, Inc.	37,580	1,398,352
Kemper Corp.	16,500	486,750
Lincoln National Corp.	92,250	2,389,275
Loews Corp.	97,192	3,960,574
Markel Corp.*	2,900	1,256,918
Marsh & McLennan Cos., Inc.	164,450	5,668,592
MBIA, Inc.*	48,900	383,865
Mercury General Corp.	8,400	333,396
MetLife, Inc.	255,260	8,408,264
National Interstate Corp.	10	288
National Western Life Insurance Co., Class A	2,100	331,254
Old Republic International Corp.	99,094	1,055,351
OneBeacon Insurance Group Ltd., Class A	24,100	334,990
PartnerReinsurance Ltd.	18,260	1,469,747

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Phoenix Cos., Inc.*	4,240	$104,855
Platinum Underwriters Holdings Ltd.	14,700	676,200
Primerica, Inc.	14,700	441,147
Principal Financial Group, Inc.	98,900	2,820,628
ProAssurance Corp.	19,000	801,610
Progressive Corp.	185,200	3,907,720
Protective Life Corp.	27,900	797,382
Prudential Financial, Inc.	145,531	7,761,168
Reinsurance Group of America, Inc.	26,010	1,392,055
RenaissanceReinsurance Holdings Ltd.	15,500	1,259,530
RLI Corp.	8,140	526,332
StanCorp Financial Group, Inc.	22,680	831,676
State Auto Financial Corp.	270	4,034
Stewart Information Services Corp.	250	6,500
Symetra Financial Corp.	30,300	393,294
Torchmark Corp.	34,770	1,796,566
Travelers Cos., Inc.	119,170	8,558,789
Unum Group	85,800	1,786,356
Validus Holdings Ltd.	38,558	1,333,336
W. R. Berkley Corp.	38,000	1,434,120
White Mountains Insurance Group Ltd.	2,400	1,236,000
XL Group plc	104,870	2,628,042

		184,317,343

Real Estate Investment Trusts (REITs) (3.6%)
Acadia Realty Trust (REIT)	15,100	378,708
Alexandria Real Estate Equities, Inc. (REIT)	18,480	1,281,034
American Campus Communities, Inc. (REIT)	28,300	1,305,479
American Capital Agency Corp. (REIT)	105,400	3,050,276
American Realty Capital Trust, Inc. (REIT)	49,400	570,570
American Tower Corp. (REIT)	120,900	9,341,943
Annaly Capital Management, Inc. (REIT)	316,858	4,448,686
Apartment Investment & Management Co. (REIT), Class A	43,188	1,168,667
ARMOUR Residential REIT, Inc. (REIT)	90,700	586,829
AvalonBay Communities, Inc. (REIT)	34,149	4,630,263
BioMed Realty Trust, Inc. (REIT)	49,800	962,634
Boston Properties, Inc. (REIT)	45,670	4,832,343
Brandywine Realty Trust (REIT)	51,000	621,690
BRE Properties, Inc. (REIT)	24,160	1,228,053
Camden Property Trust (REIT)	24,880	1,697,065
Capstead Mortgage Corp. (REIT)	28,400	325,748
CBL & Associates Properties, Inc. (REIT)	47,891	1,015,768
Chimera Investment Corp. (REIT)	360,700	941,427
Colonial Properties Trust (REIT)	28,200	$602,634
CommonWealth REIT (REIT)	33,000	522,720
Corporate Office Properties Trust/Maryland (REIT)	21,109	527,303
Cousins Properties, Inc. (REIT)	35,213	294,029
CubeSmart (REIT)	39,700	578,429
CYS Investments, Inc. (REIT)	51,400	607,034
DCT Industrial Trust, Inc. (REIT)	91,400	593,186
DDR Corp. (REIT)	84,708	1,326,527
DiamondRock Hospitality Co. (REIT)	58,300	524,700
Digital Realty Trust, Inc. (REIT)	37,589	2,551,917
Douglas Emmett, Inc. (REIT)	53,300	1,241,890
Duke Realty Corp. (REIT)	84,800	1,176,176
DuPont Fabros Technology, Inc. (REIT)	17,600	425,216
EastGroup Properties, Inc. (REIT)	12,100	651,101
EPR Properties (REIT)	14,840	684,272
Equity Lifestyle Properties, Inc. (REIT)	10,900	733,461
Equity One, Inc. (REIT)	17,800	373,978
Equity Residential (REIT)	96,787	5,484,919
Essex Property Trust, Inc. (REIT)	11,300	1,657,145
Extra Space Storage, Inc. (REIT)	33,000	1,200,870
Federal Realty Investment Trust (REIT)	21,280	2,213,546
First Industrial Realty Trust, Inc. (REIT)*	29,500	415,360
General Growth Properties, Inc. (REIT)	164,507	3,265,464
Glimcher Realty Trust (REIT)	44,100	489,069
Government Properties Income Trust (REIT)	16,900	405,093
Hatteras Financial Corp. (REIT)	30,000	744,300
HCP, Inc. (REIT)	136,497	6,166,934
Health Care REIT, Inc. (REIT)	78,717	4,824,565
Healthcare Realty Trust, Inc. (REIT)	23,600	566,636
Hersha Hospitality Trust (REIT)	68,600	343,000
Highwoods Properties, Inc. (REIT)	29,530	987,778
Home Properties, Inc. (REIT)	13,610	834,429
Hospitality Properties Trust (REIT)	43,400	1,016,428
Host Hotels & Resorts, Inc. (REIT)	223,313	3,499,315
Inland Real Estate Corp. (REIT)	39,600	331,848
Invesco Mortgage Capital, Inc. (REIT)	38,200	752,922
Investors Real Estate Trust (REIT)	42,400	370,152
Kilroy Realty Corp. (REIT)	21,800	1,032,666
Kimco Realty Corp. (REIT)	136,322	2,633,741

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
LaSalle Hotel Properties (REIT)	37,300	$947,047
Lexington Realty Trust (REIT)	45,500	475,475
Liberty Property Trust (REIT)	32,252	1,153,654
LTC Properties, Inc. (REIT)	9,000	316,710
Macerich Co. (REIT)	42,184	2,459,327
Mack-Cali Realty Corp. (REIT)	31,539	823,483
Medical Properties Trust, Inc. (REIT)	42,800	511,888
MFA Financial, Inc. (REIT)	120,050	973,606
Mid-America Apartment Communities, Inc. (REIT)	11,400	738,150
National Health Investors, Inc. (REIT)	7,800	440,934
National Retail Properties, Inc. (REIT)	38,290	1,194,648
Omega Healthcare Investors, Inc. (REIT)	35,140	838,089
Pebblebrook Hotel Trust (REIT)	16,400	378,840
PennyMac Mortgage Investment Trust (REIT)	18,000	455,220
Piedmont Office Realty Trust, Inc. (REIT), Class A	58,600	1,057,730
Plum Creek Timber Co., Inc. (REIT)	51,914	2,303,424
Post Properties, Inc. (REIT)	18,200	909,090
Potlatch Corp. (REIT)	14,200	556,498
Prologis, Inc. (REIT)	137,764	5,027,008
PS Business Parks, Inc. (REIT)	5,900	383,382
Public Storage (REIT)	44,602	6,465,506
Rayonier, Inc. (REIT)	40,425	2,095,228
Realty Income Corp. (REIT)	45,831	1,842,865
Redwood Trust, Inc. (REIT)	23,900	403,671
Regency Centers Corp. (REIT)	31,486	1,483,620
RLJ Lodging Trust (REIT)	33,200	643,084
Rouse Properties, Inc. (REIT)	7,168	121,283
Ryman Hospitality Properties (REIT)	10,751	413,483
Sabra Health Care REIT, Inc. (REIT)	12,500	271,500
Senior Housing Properties Trust (REIT)	54,290	1,283,416
Simon Property Group, Inc. (REIT)	91,559	14,474,562
SL Green Realty Corp. (REIT)	27,800	2,130,870
Sovran Self Storage, Inc. (REIT)	9,200	571,320
Strategic Hotels & Resorts, Inc. (REIT)*	59,800	382,720
Sun Communities, Inc. (REIT)	8,600	343,054
Sunstone Hotel Investors, Inc. (REIT)*	37,100	397,341
Tanger Factory Outlet Centers (REIT)	29,500	1,008,900
Taubman Centers, Inc. (REIT)	20,600	1,621,632
Two Harbors Investment Corp. (REIT)	86,200	955,096
UDR, Inc. (REIT)	77,036	1,831,916
Ventas, Inc. (REIT)	90,035	5,827,065
Vornado Realty Trust (REIT)	57,847	4,632,388
Washington Real Estate Investment Trust (REIT)	24,370	$637,276
Weingarten Realty Investors (REIT)	36,986	990,115
Weyerhaeuser Co. (REIT)	161,233	4,485,502

		168,295,552

Real Estate Management & Development (0.1%)
Alexander & Baldwin, Inc.*	16,780	492,829
AV Homes, Inc.*	70	995
CBRE Group, Inc., Class A*	108,150	2,152,185
Forest City Enterprises, Inc., Class A*	50,700	818,805
Forestar Group, Inc.*	60	1,040
Howard Hughes Corp.*	8,500	620,670
Jones Lang LaSalle, Inc.	16,500	1,385,010
Realogy Holdings Corp.*	14,700	616,812
St. Joe Co.*	20,000	461,600

		6,549,946

Thrifts & Mortgage Finance (0.2%)
Astoria Financial Corp.	37,100	347,256
Bank Mutual Corp.	38,400	165,120
Beneficial Mutual Bancorp, Inc.*	36,500	346,750
Brookline Bancorp, Inc.	37,000	314,500
Capitol Federal Financial, Inc.	56,786	663,828
Dime Community Bancshares, Inc.	27,100	376,419
Doral Financial Corp.*	57,000	41,274
Hudson City Bancorp, Inc.	178,590	1,451,937
Kearny Financial Corp.	36,700	357,825
MGIC Investment Corp.*	75,800	201,628
Nationstar Mortgage Holdings, Inc.*	11,800	365,564
New York Community Bancorp, Inc.	134,950	1,767,845
Northwest Bancshares, Inc.	33,000	400,620
OceanFirst Financial Corp.	40	550
Ocwen Financial Corp.*	32,700	1,131,093
People’s United Financial, Inc.	101,400	1,225,926
TFS Financial Corp.*	36,000	346,320
TrustCo Bank Corp./New York	38,400	202,752
Washington Federal, Inc.	42,500	716,975

		10,424,182

Total Financials		790,436,355

Health Care (11.7%)
Biotechnology (1.8%)
Acorda Therapeutics, Inc.*	13,100	325,666
Alexion Pharmaceuticals, Inc.*	59,600	5,591,076
Alkermes plc*	32,800	607,456
Alnylam Pharmaceuticals, Inc.*	15,400	281,050
Amgen, Inc.	232,639	20,081,398
Arena Pharmaceuticals, Inc.*	61,400	553,828
ARIAD Pharmaceuticals, Inc.*	43,600	836,248
Biogen Idec, Inc.*	73,560	10,789,045
BioMarin Pharmaceutical, Inc.*	34,800	1,713,900
Celgene Corp.*	134,300	10,572,096
Cepheid, Inc.*	20,800	703,248
Cubist Pharmaceuticals, Inc.*	23,500	988,410

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Genomic Health, Inc.*	10,800	$294,408
Gilead Sciences, Inc.*	230,100	16,900,845
Halozyme Therapeutics, Inc.*	35,200	236,192
Idenix Pharmaceuticals, Inc.*	11,800	57,230
Immunogen, Inc.*	24,300	309,825
Incyte Corp.*	29,200	485,012
Isis Pharmaceuticals, Inc.*	37,500	392,250
Medivation, Inc.*	20,600	1,053,896
Myriad Genetics, Inc.*	25,650	698,963
Onyx Pharmaceuticals, Inc.*	23,500	1,774,955
Opko Health, Inc.*	76,800	369,408
Pharmacyclics, Inc.*	14,500	839,550
Regeneron Pharmaceuticals, Inc.*	24,500	4,191,215
Seattle Genetics, Inc.*	33,200	770,240
Theravance, Inc.*	22,600	503,302
United Therapeutics Corp.*	18,700	998,954
Vertex Pharmaceuticals, Inc.*	68,100	2,856,114

		85,775,780

Health Care Equipment & Supplies (2.6%)
Abbott Laboratories	475,050	31,115,775
Alere, Inc.*	33,150	613,275
Align Technology, Inc.*	21,700	602,175
Baxter International, Inc.	165,780	11,050,895
Becton, Dickinson and Co.	63,140	4,936,917
Boston Scientific Corp.*	435,600	2,495,988
C.R. Bard, Inc.	26,180	2,558,833
CareFusion Corp.*	76,000	2,172,080
Cooper Cos., Inc.	16,800	1,553,664
Covidien plc	150,300	8,678,322
Cyberonics, Inc.*	8,600	451,758
DENTSPLY International, Inc.	47,700	1,889,397
Edwards Lifesciences Corp.*	35,600	3,210,052
Globus Medical, Inc., Class A*	23,300	244,417
Greatbatch, Inc.*	16,300	378,812
Haemonetics Corp.*	21,800	890,312
HeartWare International, Inc.*	4,300	360,985
Hill-Rom Holdings, Inc.	25,930	739,005
Hologic, Inc.*	86,500	1,732,595
IDEXX Laboratories, Inc.*	18,500	1,716,800
Insulet Corp.*	17,800	377,716
Integra LifeSciences Holdings Corp.*	10,300	401,391
Intuitive Surgical, Inc.*	12,500	6,129,625
Medtronic, Inc.	313,140	12,845,003
Meridian Bioscience, Inc.	17,700	358,425
Neogen Corp.*	7,500	339,900
NuVasive, Inc.*	15,950	246,587
ResMed, Inc.	50,800	2,111,756
Sirona Dental Systems, Inc.*	18,900	1,218,294
St. Jude Medical, Inc.	97,800	3,534,492
STERIS Corp.	25,760	894,645
Stryker Corp.	95,170	5,217,219
Teleflex, Inc.	15,100	1,076,781
Thoratec Corp.*	23,300	874,216
Varian Medical Systems, Inc.*	33,310	2,339,694
Volcano Corp.*	15,900	375,399
West Pharmaceutical Services, Inc.	11,500	629,625
Zimmer Holdings, Inc.	57,000	3,799,620

		120,162,445

Health Care Providers & Services (2.1%)
Accretive Health, Inc.*	4,200	$48,552
Aetna, Inc.	110,880	5,133,744
Air Methods Corp.	12,600	464,814
AmerisourceBergen Corp.	70,300	3,035,554
Amsurg Corp.*	12,600	378,126
Brookdale Senior Living, Inc.*	32,400	820,368
Cardinal Health, Inc.	107,200	4,414,496
Catamaran Corp.*	64,992	3,061,773
Centene Corp.*	17,200	705,200
Chemed Corp.	7,500	514,425
Cigna Corp.	91,740	4,904,420
Community Health Systems, Inc.	36,400	1,118,936
Coventry Health Care, Inc.	40,200	1,802,166
DaVita HealthCare Partners, Inc.*	30,200	3,338,006
Express Scripts Holding Co.*	243,251	13,135,554
HCA Holdings, Inc.	44,900	1,354,633
Health Management Associates, Inc., Class A*	94,600	881,672
Health Net, Inc.*	32,340	785,862
HealthSouth Corp.*	39,300	829,623
Henry Schein, Inc.*	31,250	2,514,375
HMS Holdings Corp.*	28,800	746,496
Humana, Inc.	50,800	3,486,404
Kindred Healthcare, Inc.*	23,000	248,860
Laboratory Corp. of America Holdings*	29,550	2,559,621
LifePoint Hospitals, Inc.*	22,950	866,362
Magellan Health Services, Inc.*	9,200	450,800
McKesson Corp.	73,380	7,114,925
MEDNAX, Inc.*	14,820	1,178,486
Molina Healthcare, Inc.*	12,900	349,074
MWI Veterinary Supply, Inc.*	4,000	440,000
Omnicare, Inc.	37,620	1,358,082
Owens & Minor, Inc.	26,850	765,494
Patterson Cos., Inc.	38,600	1,321,278
PharMerica Corp.*	22,370	318,549
PSS World Medical, Inc.*	15,200	438,976
Quest Diagnostics, Inc.	53,330	3,107,539
Team Health Holdings, Inc.*	11,600	333,732
Tenet Healthcare Corp.*	31,275	1,015,499
UnitedHealth Group, Inc.	316,220	17,151,773
Universal American Corp.	34,700	298,073
Universal Health Services, Inc., Class B	27,280	1,318,988
VCA Antech, Inc.*	36,850	775,693
WellCare Health Plans, Inc.*	14,900	725,481
WellPoint, Inc.	90,580	5,518,134

		101,130,618

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	64,450	607,119
athenahealth, Inc.*	11,900	874,055
Cerner Corp.*	47,100	3,656,844
Quality Systems, Inc.	13,400	232,624

		5,370,642

Life Sciences Tools & Services (0.6%)
Agilent Technologies, Inc.	111,530	4,566,038

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Bio-Rad Laboratories, Inc., Class A*	8,500	$892,925
Bruker Corp.*	27,900	426,033
Charles River Laboratories International, Inc.*	17,550	657,599
Covance, Inc.*	16,700	964,759
Illumina, Inc.*	37,000	2,056,830
Life Technologies Corp.*	60,593	2,973,904
Mettler-Toledo International, Inc.*	10,600	2,048,980
PAREXEL International Corp.*	22,070	653,051
PerkinElmer, Inc.	36,100	1,145,814
QIAGEN N.V.*	79,200	1,437,480
Techne Corp.	11,450	782,493
Thermo Fisher Scientific, Inc.	114,450	7,299,621
Waters Corp.*	30,300	2,639,736

		28,545,263

Pharmaceuticals (4.5%)
Akorn, Inc.*	24,900	332,664
Allergan, Inc.	92,470	8,482,273
Bristol-Myers Squibb Co.	514,830	16,778,310
Eli Lilly and Co.	312,310	15,403,129
Endo Health Solutions, Inc.*	42,600	1,119,102
Forest Laboratories, Inc.*	86,330	3,049,176
Hospira, Inc.*	58,150	1,816,606
Impax Laboratories, Inc.*	23,700	485,613
Jazz Pharmaceuticals plc*	12,900	686,280
Johnson & Johnson	821,660	57,598,366
Medicines Co.*	17,200	412,284
Merck & Co., Inc.	907,490	37,152,641
Mylan, Inc.*	122,550	3,367,674
Nektar Therapeutics*	37,000	274,170
Perrigo Co.	27,500	2,860,825
Pfizer, Inc.	2,234,132	56,032,030
Questcor Pharmaceuticals, Inc.	17,700	472,944
Salix Pharmaceuticals Ltd.*	21,500	870,320
ViroPharma, Inc.*	25,200	573,552
Vivus, Inc.*	28,400	381,128
Warner Chilcott plc, Class A	57,500	692,300
Watson Pharmaceuticals, Inc.*	38,520	3,312,720

		212,154,107

Total Health Care		553,138,855

Industrials (11.2%)
Aerospace & Defense (2.3%)
Alliant Techsystems, Inc.	14,400	892,224
American Science & Engineering, Inc.	6,000	391,260
B/E Aerospace, Inc.*	33,160	1,638,104
Boeing Co.	227,000	17,106,720
Cubic Corp.	8,100	388,557
Curtiss-Wright Corp.	20,100	659,883
Engility Holdings, Inc.*	4,661	89,771
Esterline Technologies Corp.*	11,300	718,793
Exelis, Inc.	60,850	685,780
General Dynamics Corp.	98,970	6,855,652
HEICO Corp.	16,875	755,325
Hexcel Corp.*	43,500	1,172,760
Honeywell International, Inc.	235,300	14,934,491
Huntington Ingalls Industries, Inc.	17,400	$754,116
L-3 Communications Holdings, Inc.	31,570	2,418,894
Lockheed Martin Corp.	81,260	7,499,485
Moog, Inc., Class A*	18,400	754,952
Northrop Grumman Corp.	78,350	5,294,893
Precision Castparts Corp.	45,170	8,556,101
Raytheon Co.	103,890	5,979,908
Rockwell Collins, Inc.	43,750	2,544,938
Spirit AeroSystems Holdings, Inc., Class A*	47,700	809,469
Taser International, Inc.*	1,760	15,734
Teledyne Technologies, Inc.*	13,700	891,459
Textron, Inc.	95,600	2,369,924
TransDigm Group, Inc.	15,150	2,065,854
Triumph Group, Inc.	12,400	809,720
United Technologies Corp.	276,240	22,654,442

		109,709,209

Air Freight & Logistics (0.7%)
Atlas Air Worldwide Holdings, Inc.*	9,800	434,238
C.H. Robinson Worldwide, Inc.	49,400	3,123,068
Expeditors International of Washington, Inc.	70,200	2,776,410
FedEx Corp.	97,950	8,983,974
United Parcel Service, Inc., Class B	220,150	16,231,659
UTi Worldwide, Inc.	34,000	455,600

		32,004,949

Airlines (0.3%)
Alaska Air Group, Inc.*	27,000	1,163,430
Copa Holdings S.A., Class A	11,600	1,153,620
Delta Air Lines, Inc.*	265,050	3,146,144
JetBlue Airways Corp.*	69,900	399,129
SkyWest, Inc.	27,400	341,404
Southwest Airlines Co.	238,400	2,441,216
U.S. Airways Group, Inc.*	54,300	733,050
United Continental Holdings, Inc.*	112,240	2,624,171

		12,002,164

Building Products (0.2%)
A.O. Smith Corp.	13,650	860,906
AAON, Inc.	765	15,966
Fortune Brands Home & Security, Inc.*	56,250	1,643,625
Insteel Industries, Inc.	1,300	16,224
Lennox International, Inc.	21,110	1,108,697
Masco Corp.	125,500	2,090,830
Owens Corning, Inc.*	43,170	1,596,858
Simpson Manufacturing Co., Inc.	13,800	452,502
USG Corp.*	22,500	631,575

		8,417,183

Commercial Services & Supplies (0.7%)
ABM Industries, Inc.	14,700	293,265
ADT Corp.	71,450	3,321,710
Avery Dennison Corp.	35,350	1,234,422

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Brink’s Co.	14,300	$407,979
Cintas Corp.	37,300	1,525,570
Clean Harbors, Inc.*	16,200	891,162
Copart, Inc.*	37,000	1,091,500
Corrections Corp. of America	30,900	1,096,023
Covanta Holding Corp.	52,300	963,366
Deluxe Corp.	17,000	548,080
G&K Services, Inc., Class A	530	18,099
GEO Group, Inc.	24,883	701,701
Healthcare Services Group, Inc.	21,900	508,737
HNI Corp.	16,600	498,996
Iron Mountain, Inc.	52,970	1,644,718
Pitney Bowes, Inc.	73,420	781,189
R.R. Donnelley & Sons Co.	71,330	641,970
Republic Services, Inc.	102,835	3,016,151
Rollins, Inc.	21,000	462,840
Schawk, Inc.	400	5,264
Stericycle, Inc.*	25,700	2,397,039
Tetra Tech, Inc.*	22,100	584,545
Tyco International Ltd.	142,900	4,179,825
Viad Corp.	930	25,259
Waste Connections, Inc.	37,550	1,268,815
Waste Management, Inc.	144,250	4,866,995

		32,975,220

Construction & Engineering (0.3%)
AECOM Technology Corp.*	40,800	971,040
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	29,000	1,344,150
EMCOR Group, Inc.	25,100	868,711
Fluor Corp.	51,960	3,052,130
Granite Construction, Inc.	11,500	386,630
Jacobs Engineering Group, Inc.*	44,400	1,890,108
KBR, Inc.	48,800	1,460,096
MasTec, Inc.*	18,700	466,191
Quanta Services, Inc.*	64,850	1,769,757
Shaw Group, Inc.*	20,380	949,912
URS Corp.	26,600	1,044,316

		14,203,041

Electrical Equipment (0.8%)
Acuity Brands, Inc.	17,600	1,192,048
AMETEK, Inc.	73,475	2,760,456
Babcock & Wilcox Co.	37,600	985,120
Belden, Inc.	17,100	769,329
Brady Corp., Class A	15,800	527,720
Eaton Corp. plc	139,897	7,582,417
Emerson Electric Co.	220,910	11,699,393
EnerSys, Inc.*	19,900	748,837
Franklin Electric Co., Inc.	7,500	466,275
Generac Holdings, Inc.	8,300	284,773
General Cable Corp.*	16,700	507,847
GrafTech International Ltd.*	23,200	217,848
Hubbell, Inc., Class B	19,300	1,633,359
II-VI, Inc.*	11,000	200,970
Polypore International, Inc.*	13,200	613,800
Powell Industries, Inc.*	90	3,738
Regal-Beloit Corp.	13,900	979,533
Rockwell Automation, Inc.	47,100	3,955,929
Roper Industries, Inc.	32,350	3,606,378

		38,735,770

Industrial Conglomerates (2.1%)
3M Co.	207,030	$19,222,736
Carlisle Cos., Inc.	23,000	1,351,480
Danaher Corp.	173,660	9,707,594
General Electric Co.	3,169,792	66,533,934
Raven Industries, Inc.	8,300	218,788
Standex International Corp.	380	19,490

		97,054,022

Machinery (2.3%)
Actuant Corp., Class A	23,500	655,885
AGCO Corp.*	35,200	1,729,024
Barnes Group, Inc.	18,000	404,280
Cascade Corp.	270	17,361
Caterpillar, Inc.	195,810	17,540,660
Chart Industries, Inc.*	10,080	672,034
CLARCOR, Inc.	21,900	1,046,382
CNH Global N.V.	9,100	366,639
Colfax Corp.*	14,630	590,321
Crane Co.	18,600	860,808
Cummins, Inc.	58,560	6,344,976
Deere & Co.	119,340	10,313,363
Donaldson Co., Inc.	47,800	1,569,752
Dover Corp.	56,290	3,698,816
Flowserve Corp.	16,880	2,477,984
Gardner Denver, Inc.	17,300	1,185,050
Graco, Inc.	25,160	1,295,488
Harsco Corp.	30,400	714,400
IDEX Corp.	30,740	1,430,332
Illinois Tool Works, Inc.	132,710	8,070,095
Ingersoll-Rand plc	91,800	4,402,728
ITT Corp.	30,425	713,771
Joy Global, Inc.	33,780	2,154,488
Kadant, Inc.*	170	4,507
Kennametal, Inc.	26,190	1,047,600
L.B. Foster Co., Class A	400	17,376
Lincoln Electric Holdings, Inc.	27,760	1,351,357
Manitowoc Co., Inc.	46,900	735,392
Middleby Corp.*	6,000	769,260
Mueller Industries, Inc.	8,200	410,246
Mueller Water Products, Inc., Class A	3,270	18,345
Navistar International Corp.*	26,900	585,613
Nordson Corp.	20,060	1,266,187
Oshkosh Corp.*	33,900	1,005,135
PACCAR, Inc.	108,130	4,888,557
Pall Corp.	35,300	2,127,178
Parker Hannifin Corp.	45,110	3,837,057
Pentair Ltd. (Registered)	63,287	3,110,556
Rexnord Corp.*	18,700	398,310
Robbins & Myers, Inc.	14,443	858,636
Sauer-Danfoss, Inc.	6,400	341,568
Snap-on, Inc.	18,600	1,469,214
SPX Corp.	18,900	1,325,835
Stanley Black & Decker, Inc.	54,435	4,026,557
Sun Hydraulics Corp.	825	21,516
Terex Corp.*	33,030	928,473
Timken Co.	28,140	1,345,936
Toro Co.	19,440	835,531
Trinity Industries, Inc.	24,370	872,933
Valmont Industries, Inc.	7,700	1,051,435
WABCO Holdings, Inc.*	22,370	1,458,300

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Wabtec Corp.	15,700	$1,374,378
Watts Water Technologies, Inc., Class A	9,600	412,704
Woodward, Inc.	23,030	878,134
Xylem, Inc.	60,850	1,649,035

		108,677,498

Marine (0.0%)
Kirby Corp.*	17,750	1,098,547
Matson, Inc.	18,080	446,938

		1,545,485

Professional Services (0.3%)
Acacia Research Corp.*	8,000	205,200
Advisory Board Co.*	11,680	546,507
CBIZ, Inc.*	49,220	290,890
Corporate Executive Board Co.	11,800	560,028
Dun & Bradstreet Corp.	13,700	1,077,505
Equifax, Inc.	41,720	2,257,887
Exponent, Inc.*	470	26,240
FTI Consulting, Inc.*	12,600	415,800
Hill International, Inc.*	350	1,281
IHS, Inc., Class A*	16,200	1,555,200
Manpower, Inc.	26,380	1,119,567
Nielsen Holdings N.V.*	37,900	1,159,361
On Assignment, Inc.*	770	15,616
Resources Connection, Inc.	27,650	330,141
Robert Half International, Inc.	48,160	1,532,451
Towers Watson & Co., Class A	17,900	1,006,159
Verisk Analytics, Inc., Class A*	45,800	2,335,800

		14,435,633

Road & Rail (0.9%)
Amerco, Inc.	3,700	469,197
Arkansas Best Corp.	13,090	125,009
Avis Budget Group, Inc.*	37,290	739,088
Con-way, Inc.	19,100	531,362
CSX Corp.	327,150	6,454,669
Genesee & Wyoming, Inc., Class A*	14,700	1,118,376
Heartland Express, Inc.	24,700	322,829
Hertz Global Holdings, Inc.*	73,200	1,190,964
J.B. Hunt Transport Services, Inc.	28,850	1,722,634
Kansas City Southern	32,950	2,750,666
Landstar System, Inc.	15,650	820,999
Norfolk Southern Corp.	100,070	6,188,329
Old Dominion Freight Line, Inc.*	21,750	745,590
Ryder System, Inc.	16,900	843,817
Swift Transportation Co.*	36,800	335,616
Union Pacific Corp.	144,760	18,199,227
Werner Enterprises, Inc.	16,000	346,720

		42,905,092

Trading Companies & Distributors (0.3%)
Air Lease Corp.*	21,000	451,500
Applied Industrial Technologies, Inc.	15,500	651,155
Beacon Roofing Supply, Inc.*	14,500	482,560
Fastenal Co.	92,800	4,332,832
GATX Corp.	21,500	930,950
Houston Wire & Cable Co.	610	$7,485
MRC Global, Inc.*	15,900	441,702
MSC Industrial Direct Co., Inc., Class A	16,500	1,243,770
Textainer Group Holdings Ltd.	5,900	185,614
United Rentals, Inc.*	27,722	1,261,905
W.W. Grainger, Inc.	17,450	3,531,356
Watsco, Inc.	12,210	914,529
WESCO International, Inc.*	15,220	1,026,285

		15,461,643

Total Industrials		528,126,909

Information Technology (18.1%)
Communications Equipment (1.8%)
Acme Packet, Inc.*	16,510	365,201
ADTRAN, Inc.	19,100	373,214
Arris Group, Inc.*	41,000	612,540
Aruba Networks, Inc.*	27,400	568,550
Brocade Communications Systems, Inc.*	144,160	768,373
Ciena Corp.*	31,400	492,980
Cisco Systems, Inc.	1,602,670	31,492,466
EchoStar Corp., Class A*	10,500	359,310
F5 Networks, Inc.*	25,800	2,506,470
Finisar Corp.*	27,300	444,990
Harmonic, Inc.*	77,400	392,418
Harris Corp.	39,040	1,911,398
Infinera Corp.*	56,500	328,265
InterDigital, Inc.	14,200	583,620
JDS Uniphase Corp.*	76,350	1,033,779
Juniper Networks, Inc.*	163,400	3,214,078
Motorola Solutions, Inc.	91,021	5,068,049
NETGEAR, Inc.*	12,100	476,982
Palo Alto Networks, Inc.*	6,100	326,472
Plantronics, Inc.	17,400	641,538
Polycom, Inc.*	58,600	612,956
QUALCOMM, Inc.	512,880	31,808,818
Riverbed Technology, Inc.*	47,200	930,784
Ruckus Wireless, Inc.*	3,900	87,867
Tellabs, Inc.	117,460	267,809
ViaSat, Inc.*	12,200	474,580

		86,143,507

Computers & Peripherals (4.1%)
3D Systems Corp.*	13,220	705,287
Apple, Inc.	278,950	148,688,718
Avid Technology, Inc.*	23,100	175,098
Dell, Inc.	453,044	4,589,336
Diebold, Inc.	27,650	846,367
EMC Corp.*	626,490	15,850,197
Fusion-io, Inc.*	21,000	481,530
Hewlett-Packard Co.	602,632	8,587,506
Intermec, Inc.*	20,700	204,102
Lexmark International, Inc., Class A	29,690	688,511
NCR Corp.*	60,600	1,544,088
NetApp, Inc.*	108,950	3,655,273
SanDisk Corp.*	78,790	3,432,092
Stratasys Ltd.*	6,600	528,990
Synaptics, Inc.*	10,300	308,691

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Western Digital Corp.	66,170	$2,811,563

		193,097,349

Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp., Class A	50,520	3,268,644
Anixter International, Inc.	13,400	857,332
Arrow Electronics, Inc.*	34,800	1,325,184
Avnet, Inc.*	50,520	1,546,417
AVX Corp.	28,000	301,840
Cognex Corp.	14,900	548,618
Corning, Inc.	472,890	5,967,872
Dolby Laboratories, Inc., Class A	20,200	592,466
FEI Co.	13,100	726,526
FLIR Systems, Inc.	59,200	1,320,752
Ingram Micro, Inc., Class A*	53,200	900,144
IPG Photonics Corp.	9,100	606,515
Itron, Inc.*	15,310	682,061
Jabil Circuit, Inc.	68,100	1,313,649
Littelfuse, Inc.	6,500	401,115
Molex, Inc.	50,300	1,374,699
National Instruments Corp.	35,700	921,417
OSI Systems, Inc.*	3,600	230,544
Plexus Corp.*	11,400	294,120
SYNNEX Corp.*	10,900	374,742
Tech Data Corp.*	19,500	887,835
Trimble Navigation Ltd.*	38,700	2,313,486
Universal Display Corp.*	10,500	269,010
Vishay Intertechnology, Inc.*	39,600	420,948

		27,445,936

Internet Software & Services (2.2%)
Akamai Technologies, Inc.*	53,600	2,192,776
AOL, Inc.*	30,856	913,646
Bankrate, Inc.*	4,500	56,025
Cornerstone OnDemand, Inc.*	3,200	94,496
CoStar Group, Inc.*	8,635	771,710
Dealertrack Technologies, Inc.*	13,300	381,976
Digital River, Inc.*	14,300	205,777
eBay, Inc.*	349,670	17,840,164
Equinix, Inc.*	14,400	2,969,280
ExactTarget, Inc.*	16,900	338,000
Facebook, Inc., Class A*	131,200	3,493,856
Google, Inc., Class A*	77,225	54,781,098
IAC/InterActiveCorp	24,850	1,175,405
j2 Global, Inc.	14,600	446,468
LinkedIn Corp., Class A*	19,300	2,216,026
OpenTable, Inc.*	5,500	268,400
Rackspace Hosting, Inc.*	36,700	2,725,709
United Online, Inc.	58,100	324,779
ValueClick, Inc.*	22,700	440,607
VeriSign, Inc.*	55,750	2,164,215
VistaPrint N.V.*	11,500	377,890
Yahoo!, Inc.*	364,550	7,254,545

		101,432,848

IT Services (3.6%)
Accenture plc, Class A	193,900	12,894,350
Acxiom Corp.*	23,800	415,548
Alliance Data Systems Corp.*	16,900	2,446,444
Amdocs Ltd.	56,210	1,910,578
Automatic Data Processing, Inc.	152,350	8,685,473
Booz Allen Hamilton Holding Corp.	22,000	$306,240
Broadridge Financial Solutions, Inc.	40,810	933,733
Cardtronics, Inc.*	14,100	334,734
Cognizant Technology Solutions Corp., Class A*	93,950	6,956,997
Computer Sciences Corp.	46,440	1,859,922
Convergys Corp.	37,300	612,093
CoreLogic, Inc.*	39,300	1,057,956
DST Systems, Inc.	11,580	701,748
Fidelity National Information Services, Inc.	84,025	2,924,910
Fiserv, Inc.*	42,550	3,362,727
FleetCor Technologies, Inc.*	15,000	804,750
Gartner, Inc.*	32,200	1,481,844
Genpact Ltd.	41,700	646,350
Global Payments, Inc.	30,900	1,399,770
Heartland Payment Systems, Inc.	12,100	356,950
International Business Machines Corp.	327,069	62,650,067
Jack Henry & Associates, Inc.	30,730	1,206,460
Lender Processing Services, Inc.	35,800	881,396
ManTech International Corp., Class A	11,200	290,528
Mastercard, Inc., Class A	32,400	15,917,472
MAXIMUS, Inc.	12,400	783,928
NeuStar, Inc., Class A*	21,290	892,690
Paychex, Inc.	106,810	3,326,063
SAIC, Inc.	116,950	1,323,874
Sapient Corp.*	34,200	361,152
Syntel, Inc.	5,900	316,181
TeleTech Holdings, Inc.*	20,850	371,130
Teradata Corp.*	55,860	3,457,175
Total System Services, Inc.	62,200	1,332,324
Unisys Corp.*	15,096	261,161
Vantiv, Inc., Class A*	16,000	326,720
VeriFone Systems, Inc.*	29,900	887,432
Visa, Inc., Class A	156,350	23,699,533
Western Union Co.	198,060	2,695,597
WEX, Inc.*	14,500	1,092,865

		172,166,865

Office Electronics (0.1%)
Xerox Corp.	419,931	2,863,929
Zebra Technologies Corp., Class A*	17,800	699,184

		3,563,113

Semiconductors & Semiconductor Equipment (2.1%)
Advanced Micro Devices, Inc.*	188,500	452,400
Altera Corp.	99,550	3,428,502
Analog Devices, Inc.	89,870	3,779,932
Applied Materials, Inc.	357,320	4,087,741
Atmel Corp.*	163,000	1,067,650
Avago Technologies Ltd.	76,000	2,406,160
Broadcom Corp., Class A*	165,270	5,488,617
Cabot Microelectronics Corp.	3,100	110,081
Cavium, Inc.*	16,300	508,723
Cirrus Logic, Inc.*	24,500	709,765
Cree, Inc.*	38,900	1,321,822

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Cymer, Inc.*	10,700	$967,601
Cypress Semiconductor Corp.*	60,100	651,484
Entegris, Inc.*	40,240	369,403
Fairchild Semiconductor International, Inc.*	45,500	655,200
First Solar, Inc.*	18,500	571,280
Freescale Semiconductor Ltd.*	19,200	211,392
Hittite Microwave Corp.*	14,400	894,240
Intel Corp.	1,505,090	31,050,007
International Rectifier Corp.*	21,300	377,649
KLA-Tencor Corp.	54,680	2,611,517
Lam Research Corp.*	55,575	2,007,925
Linear Technology Corp.	78,450	2,690,835
LSI Corp.*	185,000	1,309,800
Marvell Technology Group Ltd.	176,630	1,282,334
Maxim Integrated Products, Inc.	95,750	2,815,050
MEMC Electronic Materials, Inc.*	100,270	321,867
Microchip Technology, Inc.	66,400	2,163,976
Micron Technology, Inc.*	308,350	1,958,022
Microsemi Corp.*	31,400	660,656
MKS Instruments, Inc.	15,800	407,324
NVIDIA Corp.	190,160	2,337,066
OmniVision Technologies, Inc.*	19,350	272,448
ON Semiconductor Corp.*	162,500	1,145,625
PMC-Sierra, Inc.*	14,100	73,461
Power Integrations, Inc.	9,100	305,851
RF Micro Devices, Inc.*	44,700	200,256
Semtech Corp.*	22,600	654,270
Silicon Laboratories, Inc.*	13,440	561,926
Skyworks Solutions, Inc.*	59,100	1,199,730
SunPower Corp.*	5,450	30,629
Teradyne, Inc.*	61,310	1,035,526
Tessera Technologies, Inc.	22,000	361,240
Texas Instruments, Inc.	341,390	10,562,606
Xilinx, Inc.	78,700	2,825,330

		98,904,919

Software (3.6%)
ACI Worldwide, Inc.*	12,500	546,125
Activision Blizzard, Inc.	143,500	1,523,970
Adobe Systems, Inc.*	154,620	5,826,082
Advent Software, Inc.*	14,000	299,320
ANSYS, Inc.*	28,900	1,946,126
Aspen Technology, Inc.*	32,500	898,300
Autodesk, Inc.*	73,050	2,582,317
Blackbaud, Inc.	14,700	335,601
BMC Software, Inc.*	49,100	1,947,306
CA, Inc.	110,550	2,429,889
Cadence Design Systems, Inc.*	82,930	1,120,384
Citrix Systems, Inc.*	57,050	3,751,037
CommVault Systems, Inc.*	15,300	1,066,563
Compuware Corp.*	85,050	924,493
Comverse, Inc.*	3,030	86,446
Concur Technologies, Inc.*	14,000	945,280
Electronic Arts, Inc.*	111,900	1,625,907
EPIQ Systems, Inc.	30,400	388,512
FactSet Research Systems, Inc.	17,100	1,505,826
Fair Isaac Corp.	13,100	550,593
Fortinet, Inc.*	40,400	851,228
Guidewire Software, Inc.*	8,200	243,704
Informatica Corp.*	37,700	1,143,064
Intuit, Inc.	91,550	$5,447,225
Mentor Graphics Corp.*	37,800	643,356
MICROS Systems, Inc.*	30,400	1,290,176
Microsoft Corp.	2,258,250	60,363,022
MicroStrategy, Inc., Class A*	2,900	270,802
NetSuite, Inc.*	8,900	598,970
Nuance Communications, Inc.*	84,490	1,885,817
Oracle Corp.	1,146,290	38,194,383
Parametric Technology Corp.*	51,050	1,149,136
Pegasystems, Inc.	6,200	140,616
Progress Software Corp.*	19,000	398,810
QLIK Technologies, Inc.*	23,900	519,108
RealPage, Inc.*	14,600	314,922
Red Hat, Inc.*	63,400	3,357,664
Rovi Corp.*	41,550	641,117
Salesforce.com, Inc.*	42,600	7,161,060
ServiceNow, Inc.*	8,400	252,252
SolarWinds, Inc.*	19,400	1,017,530
Solera Holdings, Inc.	21,110	1,128,752
Sourcefire, Inc.*	9,100	429,702
Splunk, Inc.*	11,800	342,436
SS&C Technologies Holdings, Inc.*	14,100	325,992
Symantec Corp.*	217,590	4,092,868
Synchronoss Technologies, Inc.*	10,910	230,092
Synopsys, Inc.*	48,120	1,532,141
Take-Two Interactive Software, Inc.*	25,400	279,654
TIBCO Software, Inc.*	60,140	1,323,681
TiVo, Inc.*	39,400	485,408
Tyler Technologies, Inc.*	9,400	455,336
Ultimate Software Group, Inc.*	8,500	802,485
VirnetX Holding Corp.*	13,700	401,136
VMware, Inc., Class A*	27,800	2,617,092
Workday, Inc., Class A*	7,600	414,200
Zynga, Inc., Class A*	153,600	364,032

		171,409,046

Total Information Technology		854,163,583

Materials (4.1%)
Chemicals (2.6%)
Air Products and Chemicals, Inc.	64,980	5,459,620
Airgas, Inc.	21,400	1,953,606
Albemarle Corp.	29,800	1,851,176
Ashland, Inc.	25,564	2,055,601
Balchem Corp.	6,700	243,880
Cabot Corp.	19,700	783,863
Celanese Corp.	52,600	2,342,278
CF Industries Holdings, Inc.	21,202	4,307,398
Chemtura Corp.*	31,600	671,816
Cytec Industries, Inc.	18,500	1,273,355
Dow Chemical Co.	363,280	11,741,210
E.I. du Pont de Nemours & Co.	287,040	12,908,189
Eastman Chemical Co.	51,028	3,472,455
Ecolab, Inc.	80,988	5,823,037
FMC Corp.	45,900	2,686,068
Georgia Gulf Corp.	10,600	437,568
H.B. Fuller Co.	16,100	560,602
Huntsman Corp.	61,000	969,900
Innophos Holdings, Inc.	1,900	88,350

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
International Flavors & Fragrances, Inc.	27,100	$1,803,234
Intrepid Potash, Inc.	1,600	34,064
LyondellBasell Industries N.V., Class A	98,400	5,617,656
Minerals Technologies, Inc.	11,400	455,088
Monsanto Co.	161,700	15,304,905
Mosaic Co.	93,430	5,290,941
NewMarket Corp.	3,300	865,260
Olin Corp.	29,800	643,382
PolyOne Corp.	31,700	647,314
PPG Industries, Inc.	46,400	6,280,240
Praxair, Inc.	91,800	10,047,510
Rockwood Holdings, Inc.	19,730	975,846
RPM International, Inc.	49,050	1,440,108
Scotts Miracle-Gro Co., Class A	19,400	854,570
Sensient Technologies Corp.	20,600	732,536
Sherwin-Williams Co.	26,900	4,137,758
Sigma-Aldrich Corp.	40,300	2,965,274
Valspar Corp.	31,700	1,978,080
W.R. Grace & Co.*	27,500	1,848,825
Westlake Chemical Corp.	7,200	570,960

		122,123,523

Construction Materials (0.1%)
Eagle Materials, Inc.	14,400	842,400
Martin Marietta Materials, Inc.	13,600	1,282,208
Vulcan Materials Co.	40,100	2,087,205

		4,211,813

Containers & Packaging (0.3%)
AptarGroup, Inc.	22,000	1,049,840
Ball Corp.	47,300	2,116,675
Bemis Co., Inc.	31,100	1,040,606
Crown Holdings, Inc.*	46,350	1,706,143
Greif, Inc., Class A	14,800	658,600
Owens-Illinois, Inc.*	61,850	1,315,549
Packaging Corp. of America	33,700	1,296,439
Rock-Tenn Co., Class A	23,500	1,642,885
Sealed Air Corp.	69,960	1,225,000
Silgan Holdings, Inc.	20,400	848,436
Sonoco Products Co.	32,660	970,982

		13,871,155

Metals & Mining (0.9%)
Alcoa, Inc.	342,450	2,972,466
Allegheny Technologies, Inc.	35,260	1,070,494
Allied Nevada Gold Corp.*	29,600	891,848
Carpenter Technology Corp.	14,900	769,287
Century Aluminum Co.*	2,200	19,272
Cliffs Natural Resources, Inc.	48,640	1,875,558
Coeur d’Alene Mines Corp.*	33,300	819,180
Commercial Metals Co.	49,390	733,935
Compass Minerals International, Inc.	12,400	926,404
Freeport-McMoRan Copper & Gold, Inc.	287,700	9,839,340
Globe Specialty Metals, Inc.	10,700	147,125
Hecla Mining Co.	87,500	510,125
Newmont Mining Corp.	147,600	6,854,544
Nucor Corp.	96,320	4,159,098
Reliance Steel & Aluminum Co.	28,100	1,745,010
Royal Gold, Inc.	18,000	$1,463,580
Schnitzer Steel Industries, Inc., Class A	2,800	84,924
Southern Copper Corp.	50,544	1,913,596
Steel Dynamics, Inc.	71,300	978,949
Stillwater Mining Co.*	35,300	451,134
SunCoke Energy, Inc.*	631	9,837
Tahoe Resources, Inc.*	25,200	461,664
Titanium Metals Corp.	26,900	444,119
United States Steel Corp.	51,590	1,231,453
Walter Energy, Inc.	22,000	789,360
Worthington Industries, Inc.	15,600	405,444

		41,567,746

Paper & Forest Products (0.2%)
Clearwater Paper Corp.*	6,150	240,834
Domtar Corp.	14,540	1,214,381
International Paper Co.	135,450	5,396,328
Louisiana-Pacific Corp.*	42,500	821,100
MeadWestvaco Corp.	60,600	1,931,322

		9,603,965

Total Materials		191,378,202

Telecommunication Services (2.7%)
Diversified Telecommunication Services (2.3%)
AT&T, Inc.	1,759,054	59,297,710
CenturyLink, Inc.	187,079	7,318,531
Frontier Communications Corp.	374,990	1,604,957
Level 3 Communications, Inc.*	50,446	1,165,807
tw telecom, Inc.*	57,400	1,461,978
Verizon Communications, Inc.	852,340	36,880,752
Windstream Corp.	203,711	1,686,727

		109,416,462

Wireless Telecommunication Services (0.4%)
Clearwire Corp., Class A*	118,400	342,176
Crown Castle International Corp.*	90,950	6,562,952
MetroPCS Communications, Inc.*	108,050	1,074,017
NII Holdings, Inc.*	51,200	365,056
NTELOS Holdings Corp.	8,800	115,368
SBA Communications Corp., Class A*	37,500	2,663,250
Sprint Nextel Corp.*	925,625	5,248,294
Telephone & Data Systems, Inc.	34,686	767,948

		17,139,061

Total Telecommunication Services		126,555,523

Utilities (3.4%)
Electric Utilities (1.9%)
ALLETE, Inc.	10,500	430,290
American Electric Power Co., Inc.	148,170	6,323,896
Cleco Corp.	16,100	644,161
Duke Energy Corp.	212,185	13,537,403
Edison International	100,160	4,526,230
El Paso Electric Co.	12,600	402,066
Entergy Corp.	51,000	3,251,250
Exelon Corp.	261,756	7,784,623

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
FirstEnergy Corp.	128,604	$5,370,503
Great Plains Energy, Inc.	33,100	672,261
Hawaiian Electric Industries, Inc.	34,200	859,788
IDACORP, Inc.	11,450	496,357
ITC Holdings Corp.	14,700	1,130,577
NextEra Energy, Inc.	126,550	8,755,994
Northeast Utilities	92,909	3,630,884
NV Energy, Inc.	67,400	1,222,636
OGE Energy Corp.	30,300	1,706,193
Pepco Holdings, Inc.	69,250	1,357,993
Pinnacle West Capital Corp.	32,500	1,656,850
PNM Resources, Inc.	28,700	588,637
Portland General Electric Co.	28,500	779,760
PPL Corp.	174,850	5,005,955
Southern Co.	259,950	11,128,460
UIL Holdings Corp.	18,500	662,485
UNS Energy Corp.	12,200	517,524
Westar Energy, Inc.	43,900	1,256,418
Xcel Energy, Inc.	150,480	4,019,321

		87,718,515

Gas Utilities (0.2%)
AGL Resources, Inc.	38,283	1,530,172
Atmos Energy Corp.	25,200	885,024
National Fuel Gas Co.	21,100	1,069,559
New Jersey Resources Corp.	9,800	388,276
Northwest Natural Gas Co.	2,000	88,400
ONEOK, Inc.	64,600	2,761,650
Piedmont Natural Gas Co., Inc.	19,900	623,069
Questar Corp.	47,000	928,720
South Jersey Industries, Inc.	12,100	608,993
Southwest Gas Corp.	17,200	729,452
UGI Corp.	33,850	1,107,233
WGL Holdings, Inc.	19,100	748,529

		11,469,077

Independent Power Producers & Energy Traders (0.1%)
AES Corp.	205,495	2,198,797
Atlantic Power Corp.	29,300	334,899
Calpine Corp.*	116,500	2,112,145
NRG Energy, Inc.	97,020	2,230,501

		6,876,342

Multi-Utilities (1.1%)
Alliant Energy Corp.	34,800	$1,528,068
Ameren Corp.	77,000	2,365,440
Avista Corp.	19,200	462,912
Black Hills Corp.	13,000	472,420
CenterPoint Energy, Inc.	134,050	2,580,462
CMS Energy Corp.	86,900	2,118,622
Consolidated Edison, Inc.	89,800	4,987,492
Dominion Resources, Inc.	171,450	8,881,110
DTE Energy Co.	52,800	3,170,640
Integrys Energy Group, Inc.	22,800	1,190,616
MDU Resources Group, Inc.	55,850	1,186,254
NiSource, Inc.	92,700	2,307,303
NorthWestern Corp.	11,500	399,395
PG&E Corp.	130,520	5,244,294
Public Service Enterprise Group, Inc.	153,600	4,700,160
SCANA Corp.	38,550	1,759,422
Sempra Energy	71,390	5,064,407
TECO Energy, Inc.	59,350	994,706
Vectren Corp.	30,700	902,580
Wisconsin Energy Corp.	74,100	2,730,585

		53,046,888

Water Utilities (0.1%)
American Water Works Co., Inc.	54,200	2,012,446
Aqua America, Inc.	40,050	1,018,071

		3,030,517

Total Utilities		162,141,339

Total Investments (99.4%) (Cost $3,405,990,792)		4,696,860,097
Other Assets Less Liabilities (0.6%)		30,596,867

Net Assets (100%)		$4,727,456,964

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $26,484,300.

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	47	March-13	$3,900,165	$3,979,020	$78,855
S&P 500 E-Mini Index	407	March-13	28,714,606	28,899,035	184,429

					$263,284

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$587,457,520	$—	$—	$587,457,520
Consumer Staples	436,809,378	—	—	436,809,378
Energy	466,652,433	—	—	466,652,433
Financials	790,436,355	—	—	790,436,355
Health Care	553,138,855	—	—	553,138,855
Industrials	528,126,909	—	—	528,126,909
Information Technology	854,163,583	—	—	854,163,583
Materials	191,378,202	—	—	191,378,202
Telecommunication Services	126,555,523	—	—	126,555,523
Utilities	162,141,339	—	—	162,141,339
Futures	263,284	—	—	263,284

Total Assets	$4,697,123,381	$—	$—	$4,697,123,381

Total Liabilities	$—	$—	$—	$—

Total	$4,697,123,381	$—	$—	$4,697,123,381

(a)	A security with a market value of $373,214 transferred from Level 2 to Level 1 since the beginning of the period due to active trading.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary††	Investments in Preferred Stocks- Consumer Discretionary†

Balance as of 12/31/11	$—	$—
Total gains or losses (realized/unrealized) included in earnings	—	795
Purchases	—	—
Sales	—	(795)
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/12	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$—	$—

†	Security received through corporate action with $0 cost and market value.
††	Shares received through corporate action with $0 market value, that have transferred out of being classified as a Level 3 security.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	263,284	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$263,284

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	4,603,932	—	—	4,603,932
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$4,603,932	$—	$—	$4,603,932

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	437,674	—	—	437,674
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$437,674	$—	$—	$437,674

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Portfolio held futures contracts with an average notional balance of $23,424,000 for the year ended December 31, 2012.

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$158,492,359
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$605,837,316

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,661,460,164
Aggregate gross unrealized depreciation	(419,287,972)

Net unrealized appreciation	$1,242,172,192

Federal income tax cost of investments	$3,454,687,905

The Portfolio has a net capital loss carryforward of $1,910,970,011 of which $226,578,990 expires in the year 2016 and $1,684,391,021 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $146,659,993 during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $3,405,990,792)	$4,696,860,097
Cash	16,649,285
Receivable for securities sold	18,232,135
Dividends, interest and other receivables	5,230,753
Receivable from Separate Accounts for Trust shares sold	2,807,177
Due from broker for futures variation margin	654,900
Other assets	18,551

Total assets	4,740,452,898

LIABILITIES
Payable for securities purchased	7,522,436
Payable to Separate Accounts for Trust shares redeemed	2,572,869
Investment management fees payable	1,392,030
Distribution fees payable - Class IA	746,224
Administrative fees payable	408,177
Distribution fees payable - Class IB	252,419
Trustees’ fees payable	12,713
Accrued expenses	89,066

Total liabilities	12,995,934

NET ASSETS	$4,727,456,964

Net assets were comprised of:
Paid in capital	$5,396,502,964
Accumulated undistributed net investment income (loss)	3,394,987
Accumulated undistributed net realized gain (loss) on investments and futures	(1,963,573,576)
Net unrealized appreciation (depreciation) on investments and futures	1,291,132,589

Net assets	$4,727,456,964

Class IA
Net asset value, offering and redemption price per share, $3,532,647,179 / 194,807,240 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.13

Class IB
Net asset value, offering and redemption price per share, $1,194,809,785 / 66,238,680 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.04

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $106,951 foreign withholding tax)	$108,166,819
Interest	21,847

Total income	108,188,666

EXPENSES
Investment management fees	16,652,145
Distribution fees - Class IA	8,929,290
Administrative fees	4,884,303
Distribution fees - Class IB	3,020,863
Printing and mailing expenses	624,237
Professional fees	166,720
Trustees’ fees	136,073
Custodian fees	104,500
Miscellaneous	114,283

Total expenses	34,632,414

NET INVESTMENT INCOME (LOSS)	73,556,252

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	143,823,203
Futures	4,603,932

Net realized gain (loss)	148,427,135

Change in unrealized appreciation (depreciation) on:
Securities	466,927,674
Futures	437,674

Net change in unrealized appreciation (depreciation)	467,365,348

NET REALIZED AND UNREALIZED GAIN (LOSS)	615,792,483

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$689,348,735

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$73,556,252	$70,543,891
Net realized gain (loss) on investments and futures	148,427,135	170,605,473
Net change in unrealized appreciation (depreciation) on investments and futures	467,365,348	(197,783,704)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	689,348,735	43,365,660

DIVIDENDS:
Dividends from net investment income
Class IA	(55,174,109)	(53,850,806)
Class IB	(18,681,293)	(15,313,588)

TOTAL DIVIDENDS	(73,855,402)	(69,164,394)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,163,497 and 2,949,079 shares, respectively ]	38,279,417	47,390,757
Capital shares issued in reinvestment of dividends [ 3,036,340 and 3,499,858 shares, respectively ]	55,174,109	53,850,806
Capital shares repurchased [ (25,116,011) and (29,622,414) shares, respectively ]	(442,531,960)	(483,806,421)

Total Class IA transactions	(349,078,434)	(382,564,858)

Class IB
Capital shares sold [ 2,435,948 and 2,991,975 shares, respectively ]	42,481,818	48,363,936
Capital shares issued in reinvestment of dividends [ 1,033,535 and 1,000,449 shares, respectively ]	18,681,293	15,313,588
Capital shares repurchased [ (9,946,587) and (12,460,345) shares, respectively ]	(174,381,421)	(202,359,785)

Total Class IB transactions	(113,218,310)	(138,682,261)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(462,296,744)	(521,247,119)

TOTAL INCREASE (DECREASE) IN NET ASSETS	153,196,589	(547,045,853)
NET ASSETS:
Beginning of year	4,574,260,375	5,121,306,228

End of year (a)	$4,727,456,964	$4,574,260,375

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$3,394,987	$3,156,997

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO(ee)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009	2008
Net asset value, beginning of year	$15.94	$16.07	$14.04	$11.11	$20.27

Income (loss) from investment operations:
Net investment income (loss)	0.27 (e)	0.25 (e)	0.22 (e)	0.24 (e)	0.29 (e)
Net realized and unrealized gain (loss) on investments and futures	2.21	(0.13)	2.04	2.94	(9.14)

Total from investment operations	2.48	0.12	2.26	3.18	(8.85)

Less distributions:
Dividends from net investment income	(0.29)	(0.25)	(0.23)	(0.25)	(0.31)

Net asset value, end of year	$18.13	$15.94	$16.07	$14.04	$11.11

Total return	15.54%	0.82%	16.14%	28.68%	(43.67)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,532,647	$3,421,651	$3,823,474	$3,688,279	$3,168,157
Ratio of expenses to average net assets:
After fees paid indirectly	0.72%	0.47%	0.47%	0.49%	0.46%
Before fees paid indirectly	0.72%	0.47%	0.47%	0.49%	0.61%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	1.54%	1.50%	1.53%	2.02%	1.79%
Before fees paid indirectly	1.54%	1.50%	1.53%	2.02%	1.64%
Portfolio turnover rate	3%	5%	10%	4%	83%

	Year Ended December 31,
Class IB	2012	2011	2010	2009	2008
Net asset value, beginning of year	$15.85	$15.99	$13.96	$11.05	$20.16

Income (loss) from investment operations:
Net investment income (loss)	0.27 (e)	0.20 (e)	0.18 (e)	0.21 (e)	0.25 (e)
Net realized and unrealized gain (loss) on investments and futures	2.21	(0.13)	2.04	2.91	(9.08)

Total from investment operations	2.48	0.07	2.22	3.12	(8.83)

Less distributions:
Dividends from net investment income	(0.29)	(0.21)	(0.19)	(0.21)	(0.28)

Net asset value, end of year	$18.04	$15.85	$15.99	$13.96	$11.05

Total return	15.62%	0.50%	15.93%	28.31%	(43.81)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,194,810	$1,152,609	$1,297,833	$1,256,746	$1,034,651
Ratio of expenses to average net assets:
After fees paid indirectly	0.72%	0.72%	0.72%	0.74%	0.71%
Before fees paid indirectly	0.72%	0.72%	0.72%	0.74%	0.86%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	1.54%	1.25%	1.28%	1.77%	1.54%
Before fees paid indirectly	1.54%	1.25%	1.28%	1.77%	1.39%
Portfolio turnover rate	3%	5%	10%	4%	83%

(e)	Net investment income (loss) per share is based on average shares outstanding.
(ee)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Common Stock Index II Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operation of the EQ/Common Stock Index Portfolio.

See Notes to Financial Statements.

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	3.20%	1.55%	2.58%
Portfolio – Class IB Shares*	3.20	1.37	2.36
Portfolio – Class K Shares***	3.46	N/A	3.12
Barclays Intermediate U.S. Government/Credit Index	3.89	5.18	4.62
* Date of inception 1/1/98. ** Date of inception 3/25/02. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 3.20% for the year ended December 31, 2012. The Portfolio’s benchmark, the Barclays Intermediate U.S. Government/Credit Index returned 3.89% over the same period.

Portfolio Highlights

Compared to its benchmark the Portfolio’s corporate and U.S. agency bonds were not enough to offset its holdings in low-duration U.S. Treasury bills, which held performance back during the year. Bonds of very short duration, such as those held by the Portfolio, are less sensitive to interest-rate changes than the broad market, however, and the Portfolio’s holdings underperformed longer duration bonds associated with the benchmark, which posted modest gains as the U.S. Treasury yield curve flattened slightly over the year.

Portfolio Characteristics
As of December 31, 2012
Weighted Average Life (Years)	4.22
Weighted Average Coupon (%)	3.02
Weighted Average Modified Duration (Years)*	3.87
Weighted Average Rating	AA
* Modified duration is a measure of the price senstivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of December 31, 2012	% of Net Assets
Government Securities	66.7%
Corporate Bonds	29.5
Investment Companies	3.0
Preferred Stocks	0.0 #
Cash and Other	0.8

Total	100.0%

# Less than 0.05%

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,013.70	$3.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.50	3.68
Class IB
Actual	1,000.00	1,014.70	3.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.50	3.68
Class K
Actual	1,000.00	1,015.30	2.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.76	2.41

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.72%, 0.72% and 0.47%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (29.5%)
Consumer Discretionary (1.8%)
Auto Components (0.0%)
Johnson Controls, Inc.
1.750%, 3/1/14	$1,000,000	$1,011,755
5.000%, 3/30/20	819,000	930,815
4.250%, 3/1/21	680,000	747,990

		2,690,560

Hotels, Restaurants & Leisure (0.2%)
Carnival Corp.
1.875%, 12/15/17	500,000	501,978
Darden Restaurants, Inc.
4.500%, 10/15/21	425,000	465,738
Hyatt Hotels Corp.
3.875%, 8/15/16	250,000	266,576
5.375%, 8/15/21	250,000	281,714
International Game Technology
7.500%, 6/15/19	202,000	239,990
Marriott International, Inc.
3.250%, 9/15/22	1,500,000	1,506,349
McDonald’s Corp.
5.800%, 10/15/17	1,000,000	1,215,666
5.350%, 3/1/18	743,000	893,988
5.000%, 2/1/19	750,000	900,397
3.625%, 5/20/21	400,000	445,355
Starbucks Corp.
6.250%, 8/15/17	500,000	602,139
Wyndham Worldwide Corp.
4.250%, 3/1/22	1,000,000	1,032,500
Yum! Brands, Inc.
4.250%, 9/15/15	1,000,000	1,080,720
3.875%, 11/1/20	1,000,000	1,092,336

		10,525,446

Household Durables (0.0%)
Leggett & Platt, Inc.
3.400%, 8/15/22	250,000	256,107
Newell Rubbermaid, Inc.
4.700%, 8/15/20	1,037,000	1,149,084
Tupperware Brands Corp.
4.750%, 6/1/21	400,000	426,371
Whirlpool Corp.
8.600%, 5/1/14	194,000	212,552
4.850%, 6/15/21	300,000	322,858

		2,366,972

Internet & Catalog Retail (0.1%)
Amazon.com, Inc.
0.650%, 11/27/15	750,000	746,404
2.500%, 11/29/22	750,000	738,961
Expedia, Inc.
7.456%, 8/15/18	500,000	595,000
5.950%, 8/15/20	1,100,000	1,221,000

		3,301,365

Leisure Equipment & Products (0.0%)
Hasbro, Inc.
6.125%, 5/15/14	1,000,000	1,069,833

Media (1.2%)
CBS Corp.
8.875%, 5/15/19	$250,000	$339,476
5.750%, 4/15/20	1,000,000	1,197,753
3.375%, 3/1/22	2,000,000	2,077,683
CC Holdings GS V LLC
2.381%, 12/15/17§	500,000	503,871
Comcast Corp.
5.300%, 1/15/14	2,346,000	2,458,048
5.900%, 3/15/16	2,262,000	2,591,869
6.500%, 1/15/17	416,000	498,528
5.700%, 7/1/19	1,189,000	1,450,836
5.150%, 3/1/20	2,500,000	2,980,282
3.125%, 7/15/22	800,000	836,051
COX Communications, Inc.
5.450%, 12/15/14	219,000	238,719
5.500%, 10/1/15	1,000,000	1,120,735
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
4.750%, 10/1/14	1,249,000	1,329,902
3.550%, 3/15/15	2,022,000	2,123,865
5.875%, 10/1/19	500,000	591,384
5.200%, 3/15/20	604,000	684,109
4.600%, 2/15/21	1,000,000	1,096,686
5.000%, 3/1/21	1,500,000	1,686,102
3.800%, 3/15/22	850,000	876,355
Discovery Communications LLC
3.700%, 6/1/15	300,000	319,931
5.050%, 6/1/20	2,000,000	2,323,823
3.300%, 5/15/22	500,000	513,123
Grupo Televisa S.A.B.
6.000%, 5/15/18	600,000	707,442
Interpublic Group of Cos., Inc.
2.250%, 11/15/17	750,000	740,625
4.000%, 3/15/22	315,000	323,663
McGraw-Hill Cos., Inc.
5.900%, 11/15/17	500,000	584,019
NBCUniversal Media LLC
3.650%, 4/30/15	2,000,000	2,127,961
5.150%, 4/30/20	1,845,000	2,187,155
4.375%, 4/1/21	1,500,000	1,683,862
News America, Inc.
8.000%, 10/17/16	2,000,000	2,469,597
6.900%, 3/1/19	596,000	749,835
5.650%, 8/15/20	500,000	607,453
4.500%, 2/15/21	500,000	569,345
Omnicom Group, Inc.
6.250%, 7/15/19	473,000	579,416
4.450%, 8/15/20	1,218,000	1,350,929
3.625%, 5/1/22	1,000,000	1,038,014
Reed Elsevier Capital, Inc.
8.625%, 1/15/19	1,541,000	1,983,108
Thomson Reuters Corp.
5.700%, 10/1/14	870,000	941,716
6.500%, 7/15/18	708,000	881,012
4.700%, 10/15/19	369,000	416,345
Time Warner Cable, Inc.
7.500%, 4/1/14	914,000	989,961
3.500%, 2/1/15	173,000	182,271
5.850%, 5/1/17	1,306,000	1,543,821
6.750%, 7/1/18	2,500,000	3,127,257
8.750%, 2/14/19	1,000,000	1,361,715

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
8.250%, 4/1/19	$1,096,000	$1,469,549
5.000%, 2/1/20	861,000	1,007,412
4.000%, 9/1/21	500,000	550,417
Time Warner, Inc.
5.875%, 11/15/16	1,280,000	1,495,482
4.875%, 3/15/20	2,200,000	2,557,966
4.700%, 1/15/21	1,500,000	1,716,656
3.400%, 6/15/22	400,000	419,100
Viacom, Inc.
4.375%, 9/15/14	573,000	607,215
1.250%, 2/27/15	300,000	302,171
6.250%, 4/30/16	1,205,000	1,395,226
5.625%, 9/15/19	1,391,000	1,674,154
Walt Disney Co.
6.000%, 7/17/17	346,000	420,964
1.100%, 12/1/17	2,000,000	1,998,511
5.500%, 3/15/19	500,000	612,971
2.750%, 8/16/21	1,000,000	1,052,219
2.550%, 2/15/22	2,000,000	2,048,757
Washington Post Co.
7.250%, 2/1/19	500,000	599,517
WPP Finance 2010
4.750%, 11/21/21	160,000	173,302
WPP Finance UK Corp.
5.875%, 6/15/14	694,000	735,484
8.000%, 9/15/14	321,000	354,522

		76,177,248

Multiline Retail (0.1%)
Family Dollar Stores, Inc.
5.000%, 2/1/21	200,000	217,343
Kohl’s Corp.
6.250%, 12/15/17	648,000	776,673
Macy’s Retail Holdings, Inc.
3.875%, 1/15/22	400,000	422,000
Macy’s Retail Holdings, Inc.
5.750%, 7/15/14	799,000	854,930
5.900%, 12/1/16	1,069,000	1,250,730
Nordstrom, Inc.
6.750%, 6/1/14	242,000	262,487
6.250%, 1/15/18	277,000	336,174
4.750%, 5/1/20	584,000	676,388
4.000%, 10/15/21	600,000	673,296
Target Corp.
1.125%, 7/18/14	300,000	303,233
5.875%, 7/15/16	1,000,000	1,176,446
6.000%, 1/15/18	1,050,000	1,292,479
3.875%, 7/15/20	1,000,000	1,129,336

		9,371,515

Specialty Retail (0.2%)
Advance Auto Parts, Inc.
4.500%, 1/15/22	160,000	164,846
AutoZone, Inc.
5.750%, 1/15/15	173,000	189,253
4.000%, 11/15/20	1,700,000	1,838,677
3.700%, 4/15/22	350,000	368,738
Gap, Inc.
5.950%, 4/12/21	1,000,000	1,143,294
Home Depot, Inc.
5.400%, 3/1/16	2,996,000	3,421,260
Lowe’s Cos., Inc.
5.000%, 10/15/15	$500,000	$558,233
2.125%, 4/15/16	1,000,000	1,039,887
1.625%, 4/15/17	250,000	255,314
4.625%, 4/15/20	839,000	975,453
3.120%, 4/15/22	750,000	786,986
O’Reilly Automotive, Inc.
4.875%, 1/14/21	185,000	205,467
4.625%, 9/15/21	300,000	329,941
3.800%, 9/1/22	300,000	312,429
Staples, Inc.
9.750%, 1/15/14	1,846,000	2,006,484
TJX Cos., Inc.
4.200%, 8/15/15	200,000	217,382
6.950%, 4/15/19	385,000	492,729

		14,306,373

Textiles, Apparel & Luxury Goods (0.0%)
Cintas Corp. No. 2
2.850%, 6/1/16	250,000	262,419

Total Consumer Discretionary		120,071,731

Consumer Staples (2.3%)
Beverages (0.7%)
Anheuser-Busch Cos., Inc.
5.050%, 10/15/16	1,000,000	1,145,041
Anheuser-Busch InBev Worldwide, Inc.
5.375%, 11/15/14	2,625,000	2,850,604
4.125%, 1/15/15	975,000	1,041,167
0.800%, 7/15/15	1,000,000	999,847
1.375%, 7/15/17	1,345,000	1,354,463
7.750%, 1/15/19	3,000,000	3,993,726
5.375%, 1/15/20	1,500,000	1,829,329
4.375%, 2/15/21	1,080,000	1,254,077
2.500%, 7/15/22	1,000,000	1,003,629
Beam, Inc.
6.375%, 6/15/14	396,000	428,649
3.250%, 5/15/22	250,000	258,239
Bottling Group LLC
6.950%, 3/15/14	1,046,000	1,124,406
5.125%, 1/15/19	846,000	1,004,447
Brown-Forman Corp.
2.500%, 1/15/16	250,000	262,697
1.000%, 1/15/18	500,000	496,845
Coca-Cola Co.
3.625%, 3/15/14	200,000	207,774
0.750%, 3/13/15	550,000	552,471
1.500%, 11/15/15	600,000	613,864
1.800%, 9/1/16	1,371,000	1,417,535
1.650%, 3/14/18	1,800,000	1,834,926
3.150%, 11/15/20	1,920,000	2,089,986
3.300%, 9/1/21	1,000,000	1,107,503
Coca-Cola Enterprises, Inc.
2.125%, 9/15/15	1,000,000	1,031,214
2.000%, 8/19/16	250,000	255,953
3.250%, 8/19/21	250,000	260,913
Diageo Capital plc
7.375%, 1/15/14	1,346,000	1,438,996
5.750%, 10/23/17	1,500,000	1,809,974

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Diageo Finance B.V.
5.300%, 10/28/15	$910,000	$1,022,337
Diageo Investment Corp.
2.875%, 5/11/22	1,000,000	1,029,931
Dr. Pepper Snapple Group, Inc.
2.900%, 1/15/16	1,700,000	1,795,642
2.600%, 1/15/19	200,000	207,559
3.200%, 11/15/21	200,000	208,446
Molson Coors Brewing Co.
3.500%, 5/1/22	500,000	525,575
PepsiAmericas, Inc.
4.875%, 1/15/15	700,000	759,540
PepsiCo, Inc.
3.750%, 3/1/14	1,250,000	1,297,363
0.700%, 8/13/15	500,000	499,685
1.250%, 8/13/17	1,750,000	1,757,167
7.900%, 11/1/18	1,016,000	1,373,763
4.500%, 1/15/20	2,500,000	2,885,803
2.750%, 3/5/22	1,750,000	1,800,310

		46,831,396

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.
5.500%, 3/15/17	1,568,000	1,849,671
1.125%, 12/15/17	1,000,000	1,003,103
1.700%, 12/15/19	1,000,000	1,006,509
CVS Caremark Corp.
3.250%, 5/18/15	1,754,000	1,855,701
6.125%, 8/15/16	346,000	408,121
5.750%, 6/1/17	1,208,000	1,441,505
4.750%, 5/18/20	304,000	354,341
Delhaize Group S.A.
4.125%, 4/10/19	250,000	257,173
Kroger Co.
7.500%, 1/15/14	1,346,000	1,439,024
3.900%, 10/1/15	639,000	688,085
6.150%, 1/15/20	1,346,000	1,639,113
3.400%, 4/15/22	350,000	363,699
Safeway, Inc.
6.350%, 8/15/17	208,000	236,224
5.000%, 8/15/19	346,000	371,908
3.950%, 8/15/20	1,120,000	1,120,312
Sysco Corp.
5.250%, 2/12/18	1,139,000	1,355,791
Walgreen Co.
1.000%, 3/13/15	318,000	318,111
1.800%, 9/15/17	700,000	705,353
5.250%, 1/15/19	500,000	585,432
3.100%, 9/15/22	250,000	251,475
Wal-Mart Stores, Inc.
3.200%, 5/15/14	3,800,000	3,947,854
2.250%, 7/8/15	1,500,000	1,565,144
2.800%, 4/15/16	3,000,000	3,210,857
5.800%, 2/15/18	346,000	423,197
4.125%, 2/1/19	1,750,000	2,000,977
3.250%, 10/25/20	2,500,000	2,714,125

		31,112,805

Food Products (0.6%)
Archer-Daniels-Midland Co.
5.450%, 3/15/18	1,300,000	1,557,504
Bunge Ltd. Finance Corp.
5.350%, 4/15/14	$300,000	$315,488
5.100%, 7/15/15	488,000	529,278
8.500%, 6/15/19	565,000	726,107
Campbell Soup Co.
3.375%, 8/15/14	339,000	354,275
3.050%, 7/15/17	269,000	290,689
4.500%, 2/15/19	521,000	602,482
2.500%, 8/2/22	363,000	358,844
ConAgra Foods, Inc.
1.350%, 9/10/15	150,000	149,834
2.100%, 3/15/18	250,000	249,996
7.000%, 4/15/19	1,000,000	1,259,275
General Mills, Inc.
5.200%, 3/17/15	500,000	548,168
5.700%, 2/15/17	2,500,000	2,943,329
5.650%, 2/15/19	846,000	1,037,861
3.150%, 12/15/21	2,000,000	2,095,541
H.J. Heinz Co.
2.850%, 3/1/22	2,000,000	2,041,262
Hershey Co.
4.850%, 8/15/15	452,000	498,748
1.500%, 11/1/16	200,000	204,388
4.125%, 12/1/20	500,000	573,199
Hillshire Brands Co.
2.750%, 9/15/15	1,000,000	1,031,508
Hormel Foods Corp.
4.125%, 4/15/21	250,000	282,099
Ingredion, Inc.
3.200%, 11/1/15	269,000	281,981
1.800%, 9/25/17	250,000	248,705
4.625%, 11/1/20	269,000	301,363
J.M. Smucker Co.
3.500%, 10/15/21	600,000	636,068
Kellogg Co.
4.450%, 5/30/16	520,000	573,840
3.250%, 5/21/18	290,000	314,967
4.150%, 11/15/19	500,000	567,535
4.000%, 12/15/20	600,000	669,297
3.125%, 5/17/22	500,000	524,319
Kraft Foods Group, Inc.
6.125%, 8/23/18§	1,000,000	1,227,777
5.375%, 2/10/20§	1,000,000	1,210,449
3.500%, 6/6/22§	1,500,000	1,595,431
McCormick & Co., Inc.
3.900%, 7/15/21	150,000	165,465
Mead Johnson Nutrition Co.
3.500%, 11/1/14	469,000	489,092
4.900%, 11/1/19	704,000	808,428
Mondelez International, Inc.
6.750%, 2/19/14	750,000	800,344
4.125%, 2/9/16	2,904,000	3,163,821
6.125%, 2/1/18	1,866,000	2,270,163
5.375%, 2/10/20	3,108,000	3,764,354
Tyson Foods, Inc.
4.500%, 6/15/22	1,000,000	1,082,500

		38,345,774

Household Products (0.2%)
Church & Dwight Co., Inc.
3.350%, 12/15/15	150,000	158,594

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Clorox Co.
3.550%, 11/1/15	$269,000	$285,976
3.800%, 11/15/21	500,000	542,092
3.050%, 9/15/22	610,000	627,548
Colgate-Palmolive Co.
3.150%, 8/5/15	1,042,000	1,111,223
2.300%, 5/3/22	1,000,000	1,009,602
Energizer Holdings, Inc.
4.700%, 5/19/21	500,000	533,287
Kimberly-Clark Corp.
6.125%, 8/1/17	1,708,000	2,091,497
7.500%, 11/1/18	700,000	933,005
Procter & Gamble Co.
0.700%, 8/15/14	2,000,000	2,007,374
4.950%, 8/15/14	525,000	562,788
1.800%, 11/15/15	1,000,000	1,032,716
4.850%, 12/15/15	708,000	793,655
4.700%, 2/15/19	2,046,000	2,416,430

		14,105,787

Personal Products (0.0%)
Avon Products, Inc.
5.625%, 3/1/14	700,000	729,590
6.500%, 3/1/19	1,000,000	1,088,785

		1,818,375

Tobacco (0.3%)
Altria Group, Inc.
4.125%, 9/11/15	1,500,000	1,628,086
9.700%, 11/10/18	779,000	1,087,629
9.250%, 8/6/19	2,193,000	3,047,365
4.750%, 5/5/21	750,000	849,380
2.850%, 8/9/22	1,500,000	1,477,403
Lorillard Tobacco Co.
3.500%, 8/4/16	355,000	375,913
8.125%, 6/23/19	407,000	519,321
6.875%, 5/1/20	1,104,000	1,341,637
Philip Morris International, Inc.
6.875%, 3/17/14	1,000,000	1,076,416
2.500%, 5/16/16	600,000	631,877
1.625%, 3/20/17	250,000	255,222
1.125%, 8/21/17	1,000,000	994,214
5.650%, 5/16/18	2,164,000	2,626,225
4.500%, 3/26/20	1,000,000	1,167,056
4.125%, 5/17/21	300,000	338,409
2.500%, 8/22/22	1,000,000	1,000,057
Reynolds American, Inc.
1.050%, 10/30/15	100,000	99,921
7.625%, 6/1/16	523,000	628,904
6.750%, 6/15/17	900,000	1,081,522

		20,226,557

Total Consumer Staples		152,440,694

Energy (2.7%)
Energy Equipment & Services (0.2%)
BJ Services Co.
6.000%, 6/1/18	200,000	243,957
Cameron International Corp.
6.375%, 7/15/18	200,000	241,498
4.500%, 6/1/21	350,000	390,545
Diamond Offshore Drilling, Inc.
4.875%, 7/1/15	$500,000	$552,286
5.875%, 5/1/19	750,000	925,258
Ensco plc
4.700%, 3/15/21	2,000,000	2,259,599
FMC Technologies, Inc.
2.000%, 10/1/17	250,000	252,659
3.450%, 10/1/22	400,000	411,841
Halliburton Co.
6.150%, 9/15/19	1,623,000	2,062,249
National Oilwell Varco, Inc.
1.350%, 12/1/17	500,000	503,185
Rowan Cos., Inc.
7.875%, 8/1/19	280,000	348,677
Transocean, Inc.
4.950%, 11/15/15	2,073,000	2,271,016
6.000%, 3/15/18	545,000	641,616
6.500%, 11/15/20	1,039,000	1,263,091
Weatherford International Ltd.
5.500%, 2/15/16	519,000	572,634
6.000%, 3/15/18	208,000	238,326
9.625%, 3/1/19	1,265,000	1,651,081
5.125%, 9/15/20	1,000,000	1,093,693
4.500%, 4/15/22	250,000	265,158

		16,188,369

Oil, Gas & Consumable Fuels (2.5%)
Anadarko Petroleum Corp.
5.750%, 6/15/14	500,000	532,048
5.950%, 9/15/16	1,161,000	1,328,891
6.375%, 9/15/17	1,500,000	1,787,418
8.700%, 3/15/19	789,000	1,070,021
Apache Corp.
5.625%, 1/15/17	500,000	590,071
1.750%, 4/15/17	500,000	511,938
3.625%, 2/1/21	1,000,000	1,098,077
3.250%, 4/15/22	500,000	531,169
Buckeye Partners LP
5.500%, 8/15/19	404,000	442,735
4.875%, 2/1/21	1,220,000	1,259,402
Canadian Natural Resources Ltd.
5.700%, 5/15/17	1,833,000	2,162,566
Cenovus Energy, Inc.
4.500%, 9/15/14	596,000	631,278
5.700%, 10/15/19	1,308,000	1,588,073
Chevron Corp.
1.104%, 12/5/17	1,500,000	1,507,701
4.950%, 3/3/19	1,346,000	1,599,207
2.355%, 12/5/22	1,500,000	1,500,286
ConocoPhillips
4.750%, 2/1/14	860,000	899,137
1.050%, 12/15/17	750,000	744,203
5.750%, 2/1/19	2,000,000	2,456,495
6.000%, 1/15/20	1,000,000	1,271,836
2.400%, 12/15/22	1,500,000	1,490,587
Devon Energy Corp.
2.400%, 7/15/16	500,000	521,520
6.300%, 1/15/19	1,000,000	1,235,850
4.000%, 7/15/21	500,000	555,364
3.250%, 5/15/22	750,000	780,602
Ecopetrol S.A.
7.625%, 7/23/19	1,500,000	1,938,750

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
El Paso Natural Gas Co. LLC
5.950%, 4/15/17	$500,000	$578,645
Enbridge Energy Partners LP
9.875%, 3/1/19	300,000	409,387
5.200%, 3/15/20	1,081,000	1,240,889
4.200%, 9/15/21	500,000	536,790
Enbridge, Inc.
5.800%, 6/15/14	500,000	536,778
4.900%, 3/1/15	500,000	540,758
EnCana Corp.
5.900%, 12/1/17	1,569,000	1,884,002
6.500%, 5/15/19	518,000	640,889
Energy Transfer Partners LP
6.700%, 7/1/18	844,000	1,024,301
9.700%, 3/15/19	346,000	467,191
9.000%, 4/15/19	700,000	924,359
5.200%, 2/1/22	1,000,000	1,142,648
Enterprise Products Operating LLC
9.750%, 1/31/14	1,721,000	1,885,227
1.250%, 8/13/15	122,000	122,731
3.200%, 2/1/16	2,000,000	2,121,156
5.200%, 9/1/20	1,500,000	1,792,389
4.050%, 2/15/22	500,000	552,441
EOG Resources, Inc.
2.950%, 6/1/15	1,750,000	1,838,331
5.625%, 6/1/19	847,000	1,042,030
4.100%, 2/1/21	1,500,000	1,716,393
EQT Corp.
6.500%, 4/1/18	500,000	577,799
8.125%, 6/1/19	927,000	1,147,640
Gulf South Pipeline Co. LP
4.000%, 6/15/22§	750,000	789,487
Hess Corp.
8.125%, 2/15/19	990,000	1,304,121
Husky Energy, Inc.
5.900%, 6/15/14	1,743,000	1,865,827
7.250%, 12/15/19	145,000	188,030
3.950%, 4/15/22	2,000,000	2,145,948
Kinder Morgan Energy Partners LP
5.625%, 2/15/15	1,135,000	1,244,746
6.000%, 2/1/17	535,000	624,903
9.000%, 2/1/19	693,000	935,844
6.850%, 2/15/20	811,000	1,020,714
5.300%, 9/15/20	52,000	60,483
5.800%, 3/1/21	1,000,000	1,200,639
4.150%, 3/1/22	500,000	543,783
Magellan Midstream Partners LP
6.450%, 6/1/14	200,000	215,382
6.550%, 7/15/19	187,000	231,163
4.250%, 2/1/21	524,000	582,070
Marathon Oil Corp.
0.900%, 11/1/15	950,000	949,326
6.000%, 10/1/17	500,000	601,598
5.900%, 3/15/18	160,000	193,207
Marathon Petroleum Corp.
3.500%, 3/1/16	1,720,000	1,849,790
5.125%, 3/1/21	135,000	158,745
Nabors Industries, Inc.
6.150%, 2/15/18	800,000	939,833
9.250%, 1/15/19	1,000,000	1,320,289
5.000%, 9/15/20	700,000	765,659
Nexen, Inc.
6.200%, 7/30/19	$500,000	$611,591
Noble Energy, Inc.
8.250%, 3/1/19	798,000	1,047,958
Noble Holding International Ltd.
3.450%, 8/1/15	500,000	528,985
2.500%, 3/15/17	400,000	413,819
4.900%, 8/1/20	477,000	531,113
4.625%, 3/1/21	1,000,000	1,102,387
Occidental Petroleum Corp.
2.500%, 2/1/16	300,000	316,539
4.125%, 6/1/16	473,000	525,011
1.750%, 2/15/17	400,000	410,418
1.500%, 2/15/18	500,000	507,060
4.100%, 2/1/21	1,750,000	2,006,342
ONEOK Partners LP
3.250%, 2/1/16	200,000	211,175
8.625%, 3/1/19	1,346,000	1,793,328
PC Financial Partnership
5.000%, 11/15/14	600,000	645,442
Pemex Project Funding Master Trust
5.750%, 3/1/18	693,000	807,345
Petrobras International Finance Co.
3.875%, 1/27/16	3,000,000	3,164,550
6.125%, 10/6/16	846,000	960,193
3.500%, 2/6/17	1,000,000	1,048,510
5.875%, 3/1/18	208,000	237,763
7.875%, 3/15/19	1,708,000	2,140,722
5.750%, 1/20/20	4,423,000	5,033,860
5.375%, 1/27/21	3,500,000	3,941,980
Petrohawk Energy Corp.
6.250%, 6/1/19	1,000,000	1,139,317
Petroleos Mexicanos
4.875%, 3/15/15	3,000,000	3,225,000
8.000%, 5/3/19	1,500,000	1,957,500
6.000%, 3/5/20	2,823,000	3,373,485
4.875%, 1/24/22	1,500,000	1,691,250
Phillips 66
2.950%, 5/1/17§	1,700,000	1,779,028
4.300%, 4/1/22§	2,000,000	2,175,796
Pioneer Natural Resources Co.
6.650%, 3/15/17	1,500,000	1,774,493
Plains All American Pipeline LP/Plains All American Finance Corp.
3.950%, 9/15/15	1,000,000	1,080,831
6.500%, 5/1/18	346,000	430,235
8.750%, 5/1/19	304,000	417,172
5.000%, 2/1/21	1,000,000	1,157,914
Shell International Finance B.V.
4.000%, 3/21/14	1,000,000	1,043,656
3.100%, 6/28/15	3,000,000	3,189,625
1.125%, 8/21/17	1,000,000	1,013,245
4.300%, 9/22/19	1,485,000	1,720,984
4.375%, 3/25/20	1,429,000	1,662,055
2.375%, 8/21/22	1,000,000	999,632
Southwestern Energy Co.
4.100%, 3/15/22§	1,250,000	1,334,203
Spectra Energy Capital LLC
6.200%, 4/15/18	846,000	1,027,216
8.000%, 10/1/19	345,000	451,093
Statoil ASA
3.875%, 4/15/14	173,000	180,414

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
2.900%, 10/15/14	$1,000,000	$1,041,660
3.125%, 8/17/17	1,000,000	1,086,946
5.250%, 4/15/19	1,000,000	1,204,209
3.150%, 1/23/22	1,000,000	1,065,025
Suncor Energy, Inc.
6.100%, 6/1/18	1,500,000	1,828,722
Talisman Energy, Inc.
7.750%, 6/1/19	1,262,000	1,633,683
Total Capital Canada Ltd.
1.625%, 1/28/14	490,000	496,619
Total Capital International S.A.
1.550%, 6/28/17	1,000,000	1,015,520
Total Capital S.A.
3.000%, 6/24/15	500,000	529,486
3.125%, 10/2/15	500,000	531,967
2.300%, 3/15/16	2,500,000	2,605,846
4.450%, 6/24/20	500,000	580,699
4.125%, 1/28/21	1,000,000	1,136,742
4.250%, 12/15/21	500,000	576,220
TransCanada PipeLines Ltd.
3.400%, 6/1/15	1,500,000	1,592,653
7.125%, 1/15/19	1,193,000	1,515,629
3.800%, 10/1/20	1,000,000	1,112,891
6.350%, 5/15/67 (l)	1,171,000	1,241,260
Valero Energy Corp.
4.500%, 2/1/15	121,000	129,347
6.125%, 6/15/17	500,000	596,066
9.375%, 3/15/19	354,000	487,128
6.125%, 2/1/20	1,060,000	1,288,057
Western Gas Partners LP
4.000%, 7/1/22	200,000	210,575
Williams Partners LP
3.800%, 2/15/15	419,000	442,542
5.250%, 3/15/20	1,529,000	1,765,427
4.000%, 11/15/21	750,000	804,853
3.350%, 8/15/22	1,000,000	1,014,510
Williams Partners LP/Williams Partners Finance Corp.
7.250%, 2/1/17	329,000	399,392
XTO Energy, Inc.
6.250%, 8/1/17	1,000,000	1,235,648

		162,469,143

Total Energy		178,657,512

Financials (12.7%)
Capital Markets (2.1%)
Ameriprise Financial, Inc.
7.300%, 6/28/19	1,611,000	2,083,593
Bank of New York Mellon Corp.
1.500%, 1/31/14	300,000	303,905
4.300%, 5/15/14	885,000	932,267
1.200%, 2/20/15	780,000	788,937
2.950%, 6/18/15	2,000,000	2,104,018
0.700%, 10/23/15	360,000	357,272
4.150%, 2/1/21	1,800,000	2,021,858
3.550%, 9/23/21	650,000	704,861
Bear Stearns Cos. LLC
5.700%, 11/15/14	208,000	225,989
5.300%, 10/30/15	586,000	650,683
5.550%, 1/22/17	2,721,000	3,067,247
6.400%, 10/2/17	1,346,000	1,621,387
7.250%, 2/1/18	2,070,000	2,581,178
BlackRock, Inc.
3.500%, 12/10/14	$1,573,000	$1,659,011
5.000%, 12/10/19	1,273,000	1,523,737
Charles Schwab Corp.
4.450%, 7/22/20	750,000	850,899
3.225%, 9/1/22§	785,000	782,744
Deutsche Bank AG/London
3.875%, 8/18/14	1,000,000	1,049,842
3.450%, 3/30/15	1,346,000	1,419,854
3.250%, 1/11/16	2,000,000	2,118,261
6.000%, 9/1/17	1,346,000	1,611,031
Franklin Resources, Inc.
3.125%, 5/20/15	1,100,000	1,160,947
Goldman Sachs Group, Inc.
5.150%, 1/15/14	346,000	361,330
6.000%, 5/1/14	4,000,000	4,264,675
5.125%, 1/15/15	1,938,000	2,085,646
3.700%, 8/1/15	3,000,000	3,168,546
1.600%, 11/23/15	750,000	753,598
5.350%, 1/15/16	1,941,000	2,142,163
3.625%, 2/7/16	3,000,000	3,178,643
5.625%, 1/15/17	1,800,000	1,975,588
6.250%, 9/1/17	1,500,000	1,768,341
5.950%, 1/18/18	6,451,000	7,551,885
7.500%, 2/15/19	2,999,000	3,770,716
5.375%, 3/15/20	3,000,000	3,427,342
6.000%, 6/15/20	1,116,000	1,321,940
5.250%, 7/27/21	1,505,000	1,712,121
5.750%, 1/24/22	4,000,000	4,696,737
Jefferies Group, Inc.
3.875%, 11/9/15	1,250,000	1,295,964
8.500%, 7/15/19	1,446,000	1,733,536
Lazard Group LLC
7.125%, 5/15/15	400,000	443,500
Merrill Lynch & Co., Inc.
5.300%, 9/30/15	1,000,000	1,102,206
6.050%, 5/16/16	2,503,000	2,762,253
5.700%, 5/2/17	2,000,000	2,211,819
6.400%, 8/28/17	1,741,000	2,055,116
6.875%, 4/25/18	3,124,000	3,795,660
6.875%, 11/15/18	130,000	159,330
Morgan Stanley
4.750%, 4/1/14	2,193,000	2,269,377
6.000%, 5/13/14	1,500,000	1,588,050
2.875%, 7/28/14	945,000	963,923
4.100%, 1/26/15	4,000,000	4,179,860
6.000%, 4/28/15	2,500,000	2,727,255
4.000%, 7/24/15	1,500,000	1,573,322
5.375%, 10/15/15	2,246,000	2,442,740
5.750%, 10/18/16	1,000,000	1,115,268
4.750%, 3/22/17	500,000	544,234
5.550%, 4/27/17	6,750,000	7,516,440
6.625%, 4/1/18	2,473,000	2,893,405
7.300%, 5/13/19	1,500,000	1,831,805
5.625%, 9/23/19	2,039,000	2,302,689
5.500%, 7/24/20	1,522,000	1,709,089
5.750%, 1/25/21	3,500,000	4,000,608
5.500%, 7/28/21	2,010,000	2,272,051
4.875%, 11/1/22	312,000	319,877
Nomura Holdings, Inc.
5.000%, 3/4/15	777,000	823,387
4.125%, 1/19/16	3,000,000	3,130,648

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
6.700%, 3/4/20	$653,000	$764,477
Northern Trust Corp.
4.625%, 5/1/14	175,000	184,370
3.450%, 11/4/20	700,000	754,295
3.375%, 8/23/21	375,000	404,849
2.375%, 8/2/22	500,000	497,016
Raymond James Financial, Inc.
4.250%, 4/15/16	250,000	265,817
8.600%, 8/15/19	339,000	425,795
TD Ameritrade Holding Corp.
4.150%, 12/1/14	680,000	724,727

		135,583,550

Commercial Banks (4.1%)
American Express Bank FSB
6.000%, 9/13/17	500,000	606,100
American Express Centurion Bank
0.875%, 11/13/15	1,100,000	1,098,613
6.000%, 9/13/17	1,000,000	1,212,200
Associated Banc-Corp
5.125%, 3/28/16	500,000	549,332
Australia & New Zealand Banking Group Ltd./New York
1.875%, 10/6/17	500,000	511,890
Banco de Credito e Inversiones
3.000%, 9/13/17§	500,000	505,000
Banco do Brasil S.A./Cayman
3.875%, 10/10/22	1,500,000	1,507,500
Bancolombia S.A.
4.250%, 1/12/16	500,000	521,250
5.125%, 9/11/22	2,000,000	2,055,000
Bank of Montreal
2.500%, 1/11/17	1,000,000	1,047,887
1.400%, 9/11/17	1,500,000	1,504,615
2.550%, 11/6/22	1,000,000	987,207
Bank of Nova Scotia
1.850%, 1/12/15	500,000	511,682
3.400%, 1/22/15	1,193,000	1,258,598
2.050%, 10/7/15	3,000,000	3,092,346
2.900%, 3/29/16	1,000,000	1,058,730
4.375%, 1/13/21	1,000,000	1,168,555
Barclays Bank plc
2.375%, 1/13/14	2,000,000	2,032,310
5.200%, 7/10/14	1,000,000	1,064,083
3.900%, 4/7/15	2,000,000	2,121,401
5.000%, 9/22/16	2,000,000	2,241,752
5.140%, 10/14/20	1,750,000	1,831,594
BB&T Corp.
2.050%, 4/28/14	1,000,000	1,018,980
5.200%, 12/23/15	35,000	38,955
3.200%, 3/15/16	1,000,000	1,066,062
3.950%, 4/29/16	954,000	1,040,596
4.900%, 6/30/17	693,000	783,447
1.600%, 8/15/17	1,200,000	1,214,981
5.250%, 11/1/19	460,000	538,817
3.950%, 3/22/22	100,000	108,543
BBVA Banco Continental S.A.
5.000%, 8/26/22§	250,000	266,250
BBVA Senior Finance S.A. Unipersonal
4.664%, 10/9/15	1,000,000	1,023,032
BNP Paribas S.A.
3.250%, 3/11/15	4,500,000	4,697,290
5.000%, 1/15/21	2,000,000	2,249,148
Canadian Imperial Bank of Commerce
0.900%, 10/1/15	$1,000,000	$1,007,380
2.350%, 12/11/15	500,000	524,541
Comerica Bank
Series AI 5.700%, 6/1/14	500,000	530,342
Comerica, Inc.
3.000%, 9/16/15	1,000,000	1,057,540
Commonwealth Bank of Australia/New York
1.950%, 3/16/15	997,000	1,024,404
1.250%, 9/18/15	1,000,000	1,010,566
1.900%, 9/18/17	1,000,000	1,025,580
Compass Bank
6.400%, 10/1/17	300,000	326,138
5.500%, 4/1/20	1,226,000	1,227,223
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.375%, 1/19/17	1,000,000	1,072,149
3.950%, 11/9/22	1,000,000	1,025,825
Credit Suisse AG/New York
2.200%, 1/14/14	3,000,000	3,046,603
3.500%, 3/23/15	3,000,000	3,151,714
5.300%, 8/13/19	1,346,000	1,598,338
4.375%, 8/5/20	2,000,000	2,282,840
Deutsche Bank Financial LLC
5.375%, 3/2/15	500,000	529,832
Discover Bank/Delaware
7.000%, 4/15/20	750,000	927,187
Fifth Third Bancorp
3.625%, 1/25/16	1,500,000	1,604,512
4.500%, 6/1/18	1,000,000	1,096,783
First Horizon National Corp.
5.375%, 12/15/15	1,000,000	1,096,420
Glitnir Banki hf
0.000%, 10/15/08*§(b)(h)	4,650,000	1,185,750
HSBC Bank USA/New York
4.625%, 4/1/14	1,416,000	1,480,130
6.000%, 8/9/17	500,000	590,700
4.875%, 8/24/20	1,000,000	1,108,077
HSBC Holdings plc
5.100%, 4/5/21	2,250,000	2,661,779
4.875%, 1/14/22	500,000	581,120
4.000%, 3/30/22	1,500,000	1,639,322
Huntington BancShares, Inc.
7.000%, 12/15/20	80,000	96,953
JPMorgan Chase Bank N.A.
6.000%, 10/1/17	2,850,000	3,377,184
KeyBank N.A./Ohio
5.800%, 7/1/14	1,300,000	1,393,805
KeyCorp
3.750%, 8/13/15	500,000	535,177
5.100%, 3/24/21	1,000,000	1,166,964
KfW
1.375%, 1/13/14	4,000,000	4,040,124
3.500%, 3/10/14	4,886,000	5,062,308
4.125%, 10/15/14	4,708,000	5,007,915
2.750%, 10/21/14	1,000,000	1,041,161
1.000%, 1/12/15	4,000,000	4,045,788
2.625%, 3/3/15	4,000,000	4,184,438
0.625%, 4/24/15	2,000,000	2,006,846
2.625%, 2/16/16	5,000,000	5,306,057
5.125%, 3/14/16	3,000,000	3,430,017

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
4.875%, 1/17/17	$2,965,000	$3,442,794
0.875%, 9/5/17	2,000,000	1,987,096
4.375%, 3/15/18	3,000,000	3,491,144
4.500%, 7/16/18	2,109,000	2,479,486
4.875%, 6/17/19	1,500,000	1,823,700
4.000%, 1/27/20	8,039,000	9,357,042
2.750%, 9/8/20	1,000,000	1,077,868
2.375%, 8/25/21	1,500,000	1,561,021
2.625%, 1/25/22	2,500,000	2,646,480
2.000%, 10/4/22	2,000,000	2,002,185
Landesbank Baden-Wuerttemberg/New York
5.050%, 12/30/15	100,000	107,558
Landwirtschaftliche Rentenbank
3.125%, 7/15/15	2,000,000	2,129,062
2.500%, 2/15/16	2,000,000	2,114,674
5.125%, 2/1/17	1,635,000	1,915,277
0.875%, 9/12/17	1,000,000	1,004,879
2.375%, 9/13/17	1,000,000	1,065,459
1.375%, 10/23/19	772,000	770,303
Lloyds TSB Bank plc
4.200%, 3/28/17	1,500,000	1,651,178
Manufacturers & Traders Trust Co.
6.625%, 12/4/17	500,000	602,721
Mellon Funding Corp.
5.000%, 12/1/14	500,000	538,895
5.500%, 11/15/18	1,000,000	1,165,904
National Australia Bank Ltd./New York
1.600%, 8/7/15	700,000	710,848
2.750%, 3/9/17	1,800,000	1,892,334
National City Corp.
4.900%, 1/15/15	520,000	562,649
Oesterreichische Kontrollbank AG
1.375%, 1/21/14	2,000,000	2,016,057
4.875%, 2/16/16	1,943,000	2,178,177
5.000%, 4/25/17	1,346,000	1,555,731
PNC Bank N.A.
4.875%, 9/21/17	1,000,000	1,138,772
PNC Funding Corp.
5.400%, 6/10/14	200,000	213,578
3.625%, 2/8/15	1,700,000	1,799,507
4.250%, 9/21/15	1,000,000	1,089,826
2.700%, 9/19/16	800,000	846,832
5.625%, 2/1/17	1,800,000	2,073,617
6.700%, 6/10/19	500,000	638,481
5.125%, 2/8/20	269,000	319,630
4.375%, 8/11/20	1,839,000	2,101,131
Rabobank Nederland N.V.
2.125%, 10/13/15	2,500,000	2,596,312
4.500%, 1/11/21	1,500,000	1,699,720
3.875%, 2/8/22	2,000,000	2,162,279
Royal Bank of Canada
1.150%, 3/13/15	150,000	151,816
0.800%, 10/30/15	2,000,000	2,004,384
2.625%, 12/15/15	1,000,000	1,054,547
2.300%, 7/20/16	2,200,000	2,288,613
Royal Bank of Scotland Group plc
4.875%, 3/16/15	1,700,000	1,818,280
2.550%, 9/18/15	500,000	509,671
6.400%, 10/21/19	1,010,000	1,187,516
Royal Bank of Scotland plc
3.250%, 1/11/14	1,000,000	1,022,479
3.950%, 9/21/15	$1,500,000	$1,592,944
4.375%, 3/16/16	1,500,000	1,638,840
Santander Holdings USA, Inc./Pennsylvania
3.000%, 9/24/15	70,000	71,187
4.625%, 4/19/16	245,000	260,149
Societe Generale S.A.
2.750%, 10/12/17	750,000	760,446
SouthTrust Corp.
5.800%, 6/15/14	1,028,000	1,096,628
Sovereign Bank/Delaware
8.750%, 5/30/18	500,000	576,195
Sumitomo Mitsui Banking Corp.
1.350%, 7/18/15	750,000	758,608
1.800%, 7/18/17	750,000	763,926
3.200%, 7/18/22	750,000	771,305
SunTrust Banks, Inc.
3.600%, 4/15/16	1,000,000	1,062,072
6.000%, 9/11/17	500,000	593,200
SunTrust Banks, Inc./Georgia
5.000%, 9/1/15	31,000	34,000
7.250%, 3/15/18	846,000	1,039,219
SVB Financial Group
5.375%, 9/15/20	160,000	180,712
Svenska Handelsbanken AB
3.125%, 7/12/16	1,250,000	1,327,257
Toronto-Dominion Bank
1.375%, 7/14/14	500,000	507,033
2.500%, 7/14/16	1,250,000	1,312,455
2.375%, 10/19/16	1,250,000	1,302,355
U.S. Bancorp
4.200%, 5/15/14	523,000	549,367
3.150%, 3/4/15	500,000	526,752
2.450%, 7/27/15	1,000,000	1,043,387
3.442%, 2/1/16	1,000,000	1,054,125
4.125%, 5/24/21	1,000,000	1,135,750
2.950%, 7/15/22	2,000,000	2,022,388
U.S. Bank N.A./Ohio
4.950%, 10/30/14	1,500,000	1,616,090
3.778%, 4/29/20 (l)	1,000,000	1,060,000
UBS AG/Connecticut
2.250%, 1/28/14	300,000	304,693
3.875%, 1/15/15	3,000,000	3,169,093
5.875%, 7/15/16	600,000	660,880
5.875%, 12/20/17	1,943,000	2,305,686
5.750%, 4/25/18	1,416,000	1,675,461
4.875%, 8/4/20	3,000,000	3,474,434
UnionBanCal Corp.
3.500%, 6/18/22	500,000	529,473
Wachovia Corp.
5.250%, 8/1/14	2,748,000	2,926,077
5.625%, 10/15/16	1,447,000	1,663,218
5.750%, 6/15/17	110,000	131,090
5.750%, 2/1/18	3,846,000	4,627,259
Wells Fargo & Co.
3.750%, 10/1/14	2,154,000	2,270,054
5.000%, 11/15/14	500,000	532,766
3.625%, 4/15/15	4,000,000	4,240,742
1.500%, 7/1/15	1,250,000	1,266,779
5.125%, 9/15/16	55,000	61,619
2.625%, 12/15/16	2,000,000	2,094,070
5.625%, 12/11/17	2,560,000	3,054,696

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
1.500%, 1/16/18	$850,000	$849,408
4.600%, 4/1/21	2,000,000	2,305,813
3.500%, 3/8/22	1,500,000	1,590,402
Westpac Banking Corp.
3.000%, 8/4/15	3,750,000	3,959,577
1.125%, 9/25/15	1,000,000	1,007,763
2.000%, 8/14/17	1,500,000	1,542,393
4.875%, 11/19/19	1,500,000	1,750,146
Zions Bancorp
7.750%, 9/23/14	500,000	548,433

		269,407,206

Consumer Finance (1.4%)
American Express Co.
7.250%, 5/20/14	1,334,000	1,451,392
7.000%, 3/19/18	3,500,000	4,441,129
8.125%, 5/20/19	1,062,000	1,449,078
American Express Credit Corp.
5.125%, 8/25/14	500,000	535,293
1.750%, 6/12/15	1,442,000	1,473,008
2.750%, 9/15/15	3,000,000	3,148,257
2.375%, 3/24/17	1,000,000	1,047,817
Capital One Bank USA N.A.
8.800%, 7/15/19	1,500,000	2,020,383
Capital One Financial Corp.
7.375%, 5/23/14	1,596,000	1,737,572
2.125%, 7/15/14	250,000	254,377
2.150%, 3/23/15	750,000	764,483
5.500%, 6/1/15	500,000	555,955
3.150%, 7/15/16	300,000	319,659
6.150%, 9/1/16	569,000	653,822
6.750%, 9/15/17	1,346,000	1,642,510
4.750%, 7/15/21	500,000	580,108
Caterpillar Financial Services Corp.
6.125%, 2/17/14	896,000	952,207
1.050%, 3/26/15	500,000	503,890
2.750%, 6/24/15	2,000,000	2,097,855
2.050%, 8/1/16	1,500,000	1,555,043
1.750%, 3/24/17	500,000	512,746
1.250%, 11/6/17	250,000	250,083
5.450%, 4/15/18	1,000,000	1,201,578
7.150%, 2/15/19	2,020,000	2,636,669
2.850%, 6/1/22	500,000	513,184
Discover Financial Services
6.450%, 6/12/17	498,000	583,282
3.850%, 11/21/22§	1,144,000	1,150,750
Ford Motor Credit Co. LLC
2.750%, 5/15/15	5,000,000	5,097,300
2.500%, 1/15/16	2,500,000	2,521,875
3.000%, 6/12/17	4,500,000	4,613,580
5.875%, 8/2/21	5,000,000	5,775,000
4.250%, 9/20/22	2,500,000	2,626,775
HSBC Finance Corp.
5.000%, 6/30/15	901,000	979,874
5.500%, 1/19/16	2,000,000	2,235,667
6.676%, 1/15/21	3,387,000	4,049,802
HSBC USA, Inc.
1.625%, 1/16/18	750,000	747,884
5.000%, 9/27/20	500,000	550,339
John Deere Capital Corp.
1.250%, 12/2/14	500,000	505,835
2.950%, 3/9/15	500,000	524,523
0.875%, 4/17/15	$500,000	$502,051
0.700%, 9/4/15	1,000,000	998,684
5.500%, 4/13/17	208,000	244,067
2.800%, 9/18/17	1,000,000	1,067,538
1.200%, 10/10/17	1,000,000	996,843
5.750%, 9/10/18	1,108,000	1,353,393
2.250%, 4/17/19	500,000	515,976
3.900%, 7/12/21	350,000	390,381
3.150%, 10/15/21	500,000	525,661
2.750%, 3/15/22	1,000,000	1,019,872
MBNA Corp.
5.000%, 6/15/15	100,000	107,879
PACCAR Financial Corp.
0.750%, 8/14/15	500,000	500,706
0.700%, 11/16/15	250,000	249,782
1.600%, 3/15/17	750,000	764,570
SLM Corp.
5.375%, 5/15/14	1,473,000	1,535,603
6.250%, 1/25/16	2,500,000	2,693,750
8.450%, 6/15/18	1,069,000	1,240,040
8.000%, 3/25/20	2,423,000	2,774,335
Toyota Motor Credit Corp.
3.200%, 6/17/15	500,000	530,140
0.875%, 7/17/15	1,800,000	1,806,683
2.800%, 1/11/16	1,800,000	1,906,720
2.000%, 9/15/16	750,000	778,184
1.750%, 5/22/17	1,000,000	1,026,490
1.250%, 10/5/17	500,000	500,771
4.500%, 6/17/20	300,000	346,181
4.250%, 1/11/21	1,300,000	1,490,291
3.400%, 9/15/21	750,000	820,738

		90,947,913

Diversified Financial Services (3.1%)
Alterra Finance LLC
6.250%, 9/30/20	500,000	576,896
AngloGold Ashanti Holdings plc
5.375%, 4/15/20	446,000	458,265
Bank of America Corp.
5.125%, 11/15/14	1,000,000	1,069,360
4.500%, 4/1/15	3,000,000	3,196,922
3.700%, 9/1/15	1,500,000	1,584,570
5.250%, 12/1/15	2,000,000	2,142,687
6.500%, 8/1/16	3,285,000	3,818,626
5.625%, 10/14/16	1,986,000	2,241,504
3.875%, 3/22/17	1,000,000	1,086,250
6.000%, 9/1/17	5,060,000	5,938,873
5.750%, 12/1/17	1,500,000	1,751,731
5.650%, 5/1/18	3,639,000	4,230,810
7.625%, 6/1/19	3,019,000	3,870,254
5.625%, 7/1/20	5,000,000	5,906,022
5.000%, 5/13/21	1,000,000	1,145,622
5.700%, 1/24/22	2,500,000	2,989,832
Bank of America N.A.
5.300%, 3/15/17	1,300,000	1,459,894
Boeing Capital Corp.
2.125%, 8/15/16	1,495,000	1,558,351
BP Capital Markets plc
3.625%, 5/8/14	639,000	665,482
3.875%, 3/10/15	5,793,000	6,192,107
0.700%, 11/6/15	750,000	747,530

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
3.200%, 3/11/16	$1,000,000	$1,063,298
1.375%, 11/6/17	750,000	752,178
4.750%, 3/10/19	1,121,000	1,300,349
4.500%, 10/1/20	1,125,000	1,291,128
4.742%, 3/11/21	1,000,000	1,171,200
3.245%, 5/6/22	1,250,000	1,317,180
Citigroup, Inc.
6.375%, 8/12/14	2,000,000	2,164,548
5.000%, 9/15/14	3,293,000	3,459,496
5.500%, 10/15/14	1,831,000	1,967,091
2.250%, 8/7/15	1,000,000	1,025,120
4.587%, 12/15/15	7,000,000	7,610,949
3.953%, 6/15/16	3,000,000	3,224,696
5.500%, 2/15/17	1,500,000	1,661,947
6.125%, 11/21/17	5,705,000	6,783,776
6.125%, 5/15/18	2,113,000	2,522,787
8.500%, 5/22/19	3,494,000	4,694,988
5.375%, 8/9/20	2,000,000	2,358,143
CME Group, Inc./Illinois
5.750%, 2/15/14	1,000,000	1,055,595
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16	416,000	486,376
Credit Suisse FB USA, Inc.
4.875%, 1/15/15	300,000	322,109
5.125%, 8/15/15	932,000	1,032,692
Credit Suisse USA, Inc.
5.850%, 8/16/16	1,193,000	1,366,557
General Electric Capital Corp.
5.900%, 5/13/14	3,520,000	3,772,143
2.150%, 1/9/15	1,000,000	1,028,270
2.950%, 5/9/16	3,000,000	3,166,357
2.900%, 1/9/17	3,000,000	3,173,590
5.400%, 2/15/17	4,500,000	5,210,533
1.600%, 11/20/17	1,000,000	997,659
5.625%, 5/1/18	4,470,000	5,327,143
6.000%, 8/7/19	3,000,000	3,662,330
5.500%, 1/8/20	1,000,000	1,190,907
4.625%, 1/7/21	1,750,000	1,991,903
5.300%, 2/11/21	2,340,000	2,721,738
4.650%, 10/17/21	2,500,000	2,852,314
3.150%, 9/7/22	1,500,000	1,525,819
6.375%, 11/15/67 (l)	500,000	526,250
Series A-1 3.750%, 11/14/14	5,000,000	5,282,843
JPMorgan Chase & Co.
2.050%, 1/24/14	1,500,000	1,524,241
4.650%, 6/1/14	1,173,000	1,238,397
5.125%, 9/15/14	3,000,000	3,187,467
3.700%, 1/20/15	6,331,000	6,686,268
1.875%, 3/20/15	1,000,000	1,019,641
5.250%, 5/1/15	170,000	185,382
1.100%, 10/15/15	750,000	749,538
3.450%, 3/1/16	2,000,000	2,138,119
3.150%, 7/5/16	2,000,000	2,125,619
2.000%, 8/15/17	1,500,000	1,524,558
6.000%, 1/15/18	2,669,000	3,214,322
6.300%, 4/23/19	7,096,000	8,828,788
4.950%, 3/25/20	500,000	580,313
4.400%, 7/22/20	2,430,000	2,747,091
4.625%, 5/10/21	2,000,000	2,288,678
3.250%, 9/23/22	$2,000,000	$2,062,974
Series 1 4.500%, 1/24/22	2,000,000	2,265,186
Links Finance LLC
0.000%, 9/15/08*(h)(b)†	7,100,000	—
Moody’s Corp.
5.500%, 9/1/20	500,000	561,460
NASDAQ OMX Group, Inc.
4.000%, 1/15/15	373,000	390,247
5.250%, 1/16/18	120,000	132,204
5.550%, 1/15/20	769,000	841,075
National Credit Union Administration Guaranteed Notes Series A3
2.350%, 6/12/17	1,000,000	1,059,770
National Rural Utilities Cooperative Finance Corp.
4.750%, 3/1/14	1,500,000	1,572,013
3.050%, 3/1/16	1,500,000	1,599,981
10.375%, 11/1/18	1,000,000	1,477,376
ORIX Corp.
4.710%, 4/27/15	1,851,000	1,982,143
Private Export Funding Corp.
4.550%, 5/15/15	400,000	436,588
4.950%, 11/15/15	269,000	303,292
1.375%, 2/15/17	1,725,000	1,765,311
2.050%, 11/15/22	1,000,000	996,655
Sasol Financing International plc
4.500%, 11/14/22	750,000	755,625
TECO Finance, Inc.
4.000%, 3/15/16	562,000	597,621
5.150%, 3/15/20	822,000	964,273
Unilever Capital Corp.
3.650%, 2/15/14	500,000	518,100
2.750%, 2/10/16	350,000	371,596
4.800%, 2/15/19	1,096,000	1,293,789
4.250%, 2/10/21	350,000	404,695

		204,083,986

Insurance (1.2%)
ACE INA Holdings, Inc.
5.875%, 6/15/14	500,000	536,789
5.600%, 5/15/15	250,000	277,365
2.600%, 11/23/15	1,000,000	1,045,416
5.900%, 6/15/19	1,135,000	1,406,884
Aegon N.V.
4.625%, 12/1/15	600,000	654,952
Aflac, Inc.
3.450%, 8/15/15	450,000	480,269
8.500%, 5/15/19	404,000	544,580
Alleghany Corp.
5.625%, 9/15/20	200,000	221,823
Allied World Assurance Co. Holdings Ltd./Bermuda
7.500%, 8/1/16	640,000	756,597
5.500%, 11/15/20	500,000	552,452
Allstate Corp.
6.200%, 5/16/14	1,148,000	1,236,865
7.450%, 5/16/19	873,000	1,144,908
American Financial Group, Inc./Ohio
9.875%, 6/15/19	69,000	89,981
American International Group, Inc.
3.650%, 1/15/14	2,000,000	2,052,992

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
2.375%, 8/24/15	$535,000	$549,788
5.050%, 10/1/15	554,000	608,998
5.450%, 5/18/17	1,075,000	1,236,595
5.850%, 1/16/18	916,000	1,082,572
8.250%, 8/15/18	3,124,000	4,104,338
6.400%, 12/15/20	3,000,000	3,738,542
Aon Corp.
3.125%, 5/27/16	600,000	634,571
5.000%, 9/30/20	1,000,000	1,144,951
Aspen Insurance Holdings Ltd.
6.000%, 12/15/20	500,000	550,853
Assurant, Inc.
5.625%, 2/15/14	843,000	889,045
Axis Specialty Finance LLC
5.875%, 6/1/20	500,000	565,212
Berkshire Hathaway Finance Corp.
1.500%, 1/10/14	300,000	303,531
4.850%, 1/15/15	1,030,000	1,116,216
5.400%, 5/15/18	693,000	830,069
4.250%, 1/15/21	925,000	1,057,434
3.000%, 5/15/22	500,000	518,394
Berkshire Hathaway, Inc.
3.200%, 2/11/15	2,000,000	2,103,646
1.900%, 1/31/17	1,000,000	1,030,020
3.750%, 8/15/21	500,000	551,945
3.400%, 1/31/22	500,000	536,701
Chubb Corp.
5.750%, 5/15/18	1,166,000	1,432,960
6.375%, 3/29/67 (l)	500,000	545,000
CNA Financial Corp.
6.500%, 8/15/16	500,000	577,185
7.350%, 11/15/19	571,000	711,031
5.875%, 8/15/20	608,000	718,162
Delphi Financial Group, Inc.
7.875%, 1/31/20	75,000	91,530
Fidelity National Financial, Inc.
5.500%, 9/1/22	500,000	548,114
Genworth Financial, Inc.
8.625%, 12/15/16	1,500,000	1,755,380
6.515%, 5/22/18	311,000	337,314
7.700%, 6/15/20	200,000	219,566
7.200%, 2/15/21	200,000	208,406
Hartford Financial Services Group, Inc.
4.000%, 3/30/15	1,564,000	1,650,242
6.300%, 3/15/18	500,000	600,108
5.500%, 3/30/20	706,000	822,310
5.125%, 4/15/22	250,000	286,015
HCC Insurance Holdings, Inc.
6.300%, 11/15/19	200,000	232,243
Infinity Property & Casualty Corp.
5.000%, 9/19/22	250,000	260,823
ING U.S., Inc.
5.500%, 7/15/22§	500,000	552,879
Kemper Corp.
6.000%, 11/30/15	500,000	538,390
Lincoln National Corp.
4.300%, 6/15/15	200,000	214,382
8.750%, 7/1/19	927,000	1,237,680
6.250%, 2/15/20	385,000	460,648
4.850%, 6/24/21	240,000	269,596
6.050%, 4/20/67 (l)	1,000,000	990,000
Markel Corp.
7.125%, 9/30/19	$221,000	$265,026
5.350%, 6/1/21	350,000	395,015
Marsh & McLennan Cos., Inc.
5.750%, 9/15/15	150,000	168,472
9.250%, 4/15/19	500,000	675,420
4.800%, 7/15/21	500,000	567,800
MetLife, Inc.
2.375%, 2/6/14	1,000,000	1,020,702
5.500%, 6/15/14	500,000	535,978
6.750%, 6/1/16	2,500,000	2,960,598
7.717%, 2/15/19	342,000	449,690
4.750%, 2/8/21	1,447,000	1,681,170
Montpelier Reinsurance Holdings Ltd.
4.700%, 10/15/22	250,000	255,748
OneBeacon US Holdings, Inc.
4.600%, 11/9/22	200,000	204,517
PartnerReinsurance Finance B LLC
5.500%, 6/1/20	304,000	339,055
Principal Financial Group, Inc.
1.850%, 11/15/17	250,000	251,668
8.875%, 5/15/19	600,000	821,904
Progressive Corp.
3.750%, 8/23/21	125,000	137,626
6.700%, 6/15/37 (l)	1,000,000	1,070,000
Protective Life Corp.
7.375%, 10/15/19	400,000	482,770
Prudential Financial, Inc.
5.100%, 9/20/14	263,000	281,581
3.875%, 1/14/15	229,000	242,223
6.200%, 1/15/15	300,000	331,341
4.750%, 6/13/15	1,000,000	1,087,713
6.000%, 12/1/17	1,070,000	1,284,808
7.375%, 6/15/19	531,000	677,509
5.375%, 6/21/20	1,100,000	1,293,105
4.500%, 11/16/21	1,000,000	1,125,778
8.875%, 6/15/38 (l)	303,000	365,115
Reinsurance Group of America, Inc.
6.450%, 11/15/19	269,000	319,949
5.000%, 6/1/21	60,000	66,263
RenReinsurance North America Holdings, Inc.
5.750%, 3/15/20	100,000	112,539
StanCorp Financial Group, Inc.
5.000%, 8/15/22	350,000	372,080
Torchmark Corp.
9.250%, 6/15/19	175,000	234,298
3.800%, 9/15/22	250,000	255,481
Travelers Cos., Inc.
5.500%, 12/1/15	1,040,000	1,173,145
5.800%, 5/15/18	1,000,000	1,223,278
5.900%, 6/2/19	500,000	624,147
Unum Group
7.125%, 9/30/16	100,000	117,600
5.625%, 9/15/20	600,000	689,922
W.R. Berkley Corp.
4.625%, 3/15/22	750,000	806,950
Willis Group Holdings plc
5.750%, 3/15/21	500,000	556,709
Willis North America, Inc.
5.625%, 7/15/15	470,000	509,860
6.200%, 3/28/17	500,000	569,648
7.000%, 9/29/19	100,000	117,617

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
XL Group plc
5.250%, 9/15/14	$866,000	$919,689

		77,056,765

Real Estate Investment Trusts (REITs) (0.7%)
American Tower Corp.
4.625%, 4/1/15	1,852,000	1,973,281
7.000%, 10/15/17	250,000	302,648
5.050%, 9/1/20	771,000	867,833
4.700%, 3/15/22	500,000	551,604
AvalonBay Communities, Inc.
5.700%, 3/15/17	439,000	513,053
6.100%, 3/15/20	139,000	170,655
2.950%, 9/15/22	500,000	498,514
BioMed Realty LP
3.850%, 4/15/16	500,000	528,158
6.125%, 4/15/20	250,000	292,800
Boston Properties LP
3.700%, 11/15/18	400,000	431,643
5.875%, 10/15/19	200,000	238,341
5.625%, 11/15/20	1,750,000	2,063,535
Brandywine Operating Partnership LP
4.950%, 4/15/18	250,000	275,066
Camden Property Trust
4.625%, 6/15/21	275,000	311,518
CommonWealth REIT
6.650%, 1/15/18	381,000	423,567
5.875%, 9/15/20	250,000	266,026
DDR Corp.
4.625%, 7/15/22	1,000,000	1,091,743
Digital Realty Trust LP
4.500%, 7/15/15	339,000	361,004
5.875%, 2/1/20	1,000,000	1,156,873
5.250%, 3/15/21	500,000	554,708
Duke Realty LP
6.500%, 1/15/18	500,000	592,494
6.750%, 3/15/20	1,565,000	1,889,682
EPR Properties
7.750%, 7/15/20	269,000	312,713
5.750%, 8/15/22	250,000	260,625
ERP Operating LP
5.250%, 9/15/14	1,119,000	1,200,685
5.125%, 3/15/16	1,416,000	1,582,626
4.750%, 7/15/20	250,000	281,174
Federal Realty Investment Trust
3.000%, 8/1/22	200,000	198,102
HCP, Inc.
2.700%, 2/1/14	1,300,000	1,323,056
3.750%, 2/1/16	170,000	180,450
6.000%, 1/30/17	861,000	994,293
3.750%, 2/1/19	200,000	212,668
5.375%, 2/1/21	1,690,000	1,924,532
3.150%, 8/1/22	150,000	146,888
Health Care REIT, Inc.
3.625%, 3/15/16	1,000,000	1,059,263
6.200%, 6/1/16	527,000	603,667
6.125%, 4/15/20	285,000	334,216
4.950%, 1/15/21	1,000,000	1,090,121
Healthcare Realty Trust, Inc.
5.125%, 4/1/14	248,000	258,333
6.500%, 1/17/17	469,000	537,618
Hospitality Properties Trust
7.875%, 8/15/14	$1,323,000	$1,413,008
6.300%, 6/15/16	500,000	557,405
5.625%, 3/15/17	250,000	276,069
Kilroy Realty LP
5.000%, 11/3/15	200,000	218,451
4.800%, 7/15/18	350,000	384,974
Kimco Realty Corp.
6.875%, 10/1/19	339,000	420,837
Liberty Property LP
6.625%, 10/1/17	500,000	599,274
4.750%, 10/1/20	239,000	261,721
Mack-Cali Realty LP
7.750%, 8/15/19	639,000	795,316
National Retail Properties, Inc.
3.800%, 10/15/22	250,000	253,084
Realty Income Corp.
6.750%, 8/15/19	750,000	922,892
5.750%, 1/15/21	250,000	292,990
3.250%, 10/15/22	250,000	243,885
Senior Housing Properties Trust
4.300%, 1/15/16	150,000	156,000
Simon Property Group LP
4.200%, 2/1/15	1,872,000	1,990,375
5.100%, 6/15/15	464,000	507,877
5.750%, 12/1/15	385,000	434,553
5.250%, 12/1/16	208,000	237,840
2.150%, 9/15/17	250,000	258,779
10.350%, 4/1/19	1,000,000	1,431,994
5.650%, 2/1/20	1,573,000	1,896,388
4.375%, 3/1/21	1,095,000	1,233,142
Tanger Properties LP
6.125%, 6/1/20	500,000	597,762
UDR, Inc.
5.250%, 1/15/15	300,000	317,804
4.250%, 6/1/18	250,000	275,123
4.625%, 1/10/22	200,000	220,600
Ventas Realty LP/Ventas Capital Corp.
3.125%, 11/30/15	200,000	210,843
2.000%, 2/15/18	500,000	500,109
4.000%, 4/30/19	1,000,000	1,077,159
4.250%, 3/1/22	500,000	533,381
Vornado Realty LP
4.250%, 4/1/15	500,000	525,669
Washington Real Estate Investment Trust
4.950%, 10/1/20	1,000,000	1,089,381
Weingarten Realty Investors
3.375%, 10/15/22	350,000	345,326

		48,335,787

Real Estate Management & Development (0.1%)
Jones Lang LaSalle, Inc.
4.400%, 11/15/22	200,000	204,080
ProLogis LP
7.625%, 8/15/14	421,000	459,955
6.250%, 3/15/17	252,000	289,259
6.625%, 5/15/18	900,000	1,084,027
6.625%, 12/1/19	1,000,000	1,190,259
6.875%, 3/15/20	518,000	626,687
Regency Centers LP
5.250%, 8/1/15	500,000	546,028

		4,400,295

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Thrifts & Mortgage Finance (0.0%)
Abbey National Treasury Services plc/London
2.875%, 4/25/14	$500,000	$509,137
4.000%, 4/27/16	1,000,000	1,052,812
People’s United Financial, Inc.
3.650%, 12/6/22	300,000	301,854

		1,863,803

Total Financials		831,679,305

Health Care (2.3%)
Biotechnology (0.3%)
Amgen, Inc.
1.875%, 11/15/14	1,500,000	1,534,239
4.850%, 11/18/14	208,000	224,287
2.300%, 6/15/16	420,000	437,638
2.500%, 11/15/16	500,000	526,076
5.850%, 6/1/17	1,480,000	1,772,416
6.150%, 6/1/18	200,000	246,524
5.700%, 2/1/19	958,000	1,160,869
4.500%, 3/15/20	135,000	154,598
3.450%, 10/1/20	1,000,000	1,072,112
4.100%, 6/15/21	800,000	892,887
3.625%, 5/15/22	1,000,000	1,075,361
Biogen Idec, Inc.
6.875%, 3/1/18	700,000	865,860
Celgene Corp.
3.950%, 10/15/20	1,000,000	1,089,364
3.250%, 8/15/22	700,000	712,516
Genentech, Inc.
4.750%, 7/15/15	1,000,000	1,096,112
Genzyme Corp.
3.625%, 6/15/15	1,200,000	1,281,991
Gilead Sciences, Inc.
2.400%, 12/1/14	750,000	772,228
4.400%, 12/1/21	2,000,000	2,277,199

		17,192,277

Health Care Equipment & Supplies (0.3%)
Abbott Laboratories
5.125%, 4/1/19	676,000	804,825
4.125%, 5/27/20	250,000	288,973
Baxter International, Inc.
4.625%, 3/15/15	208,000	226,148
5.900%, 9/1/16	936,000	1,105,781
4.250%, 3/15/20	369,000	421,742
2.400%, 8/15/22	1,000,000	989,840
Becton Dickinson and Co.
3.250%, 11/12/20	1,300,000	1,393,569
Boston Scientific Corp.
4.500%, 1/15/15	1,000,000	1,064,519
6.400%, 6/15/16	1,000,000	1,151,661
6.000%, 1/15/20	1,000,000	1,169,759
C.R. Bard, Inc.
2.875%, 1/15/16	250,000	262,426
4.400%, 1/15/21	190,000	216,188
CareFusion Corp.
5.125%, 8/1/14	200,000	212,278
6.375%, 8/1/19	500,000	596,335
Covidien International Finance S.A.
2.800%, 6/15/15	200,000	209,576
6.000%, 10/15/17	1,166,000	1,415,335
4.200%, 6/15/20	$700,000	$792,813
CR Bard, Inc.
1.375%, 1/15/18	500,000	502,422
DENTSPLY International, Inc.
2.750%, 8/15/16	195,000	202,042
Medtronic, Inc.
3.000%, 3/15/15	1,000,000	1,050,237
2.625%, 3/15/16	1,000,000	1,055,538
4.450%, 3/15/20	1,500,000	1,739,780
4.125%, 3/15/21	500,000	570,000
3.125%, 3/15/22	150,000	159,623
St. Jude Medical, Inc.
3.750%, 7/15/14	1,000,000	1,046,069
4.875%, 7/15/19	500,000	572,747
Stryker Corp.
3.000%, 1/15/15	269,000	282,278
2.000%, 9/30/16	1,220,000	1,272,296
4.375%, 1/15/20	269,000	303,610
Zimmer Holdings, Inc.
1.400%, 11/30/14	400,000	402,755
3.375%, 11/30/21	400,000	418,679

		21,899,844

Health Care Providers & Services (0.6%)
Aetna, Inc.
6.000%, 6/15/16	748,000	869,344
1.500%, 11/15/17	1,000,000	1,000,629
6.500%, 9/15/18	500,000	622,012
2.750%, 11/15/22	1,000,000	988,903
AmerisourceBergen Corp.
4.875%, 11/15/19	1,000,000	1,160,448
Cardinal Health, Inc.
4.625%, 12/15/20	1,700,000	1,927,969
Cigna Corp.
5.375%, 3/15/17	25,000	28,364
5.125%, 6/15/20	1,052,000	1,208,013
4.500%, 3/15/21	250,000	280,049
4.000%, 2/15/22	500,000	547,316
Coventry Health Care, Inc.
6.300%, 8/15/14	286,000	309,595
5.950%, 3/15/17	336,000	389,760
5.450%, 6/15/21	530,000	625,400
Express Scripts Holding Co.
6.250%, 6/15/14	968,000	1,041,956
2.750%, 11/21/14§	500,000	515,977
3.125%, 5/15/16	2,000,000	2,107,112
4.750%, 11/15/21§	1,250,000	1,438,940
3.900%, 2/15/22§	2,000,000	2,135,115
Humana, Inc.
6.450%, 6/1/16	149,000	170,837
7.200%, 6/15/18	1,081,000	1,327,687
Kaiser Foundation Hospitals
3.500%, 4/1/22	350,000	367,961
Laboratory Corp. of America Holdings
4.625%, 11/15/20	1,500,000	1,673,134
McKesson Corp.
6.500%, 2/15/14	846,000	900,868
5.700%, 3/1/17	500,000	590,437
4.750%, 3/1/21	1,000,000	1,169,924
Medco Health Solutions, Inc.
2.750%, 9/15/15	1,500,000	1,562,667
7.125%, 3/15/18	500,000	623,152

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Quest Diagnostics, Inc.
3.200%, 4/1/16	$1,000,000	$1,055,238
6.400%, 7/1/17	500,000	594,351
UnitedHealth Group, Inc.
5.000%, 8/15/14	2,000,000	2,135,811
1.400%, 10/15/17	100,000	100,407
6.000%, 2/15/18	1,580,000	1,933,193
4.700%, 2/15/21	750,000	869,517
WellPoint, Inc.
6.000%, 2/15/14	446,000	472,087
5.000%, 12/15/14	40,000	43,134
1.250%, 9/10/15	1,000,000	1,008,153
5.250%, 1/15/16	500,000	558,503
5.875%, 6/15/17	639,000	758,379
1.875%, 1/15/18	500,000	508,076
7.000%, 2/15/19	1,022,000	1,274,953
4.350%, 8/15/20	1,000,000	1,105,942
3.125%, 5/15/22	500,000	503,067

		38,504,380

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.
5.500%, 9/14/15	1,000,000	1,115,091
5.000%, 7/15/20	500,000	573,386
Life Technologies Corp.
3.500%, 1/15/16	1,000,000	1,059,334
6.000%, 3/1/20	1,000,000	1,179,955
Thermo Fisher Scientific, Inc.
2.050%, 2/21/14	1,000,000	1,015,442
3.200%, 3/1/16	1,500,000	1,597,775
1.850%, 1/15/18	750,000	759,788
4.500%, 3/1/21	1,000,000	1,125,460

		8,426,231

Pharmaceuticals (1.0%)
AbbVie, Inc.
1.200%, 11/6/15§	2,500,000	2,515,462
1.750%, 11/6/17§	2,500,000	2,535,427
2.900%, 11/6/22§	3,000,000	3,043,962
Allergan, Inc.
3.375%, 9/15/20	1,000,000	1,081,640
AstraZeneca plc
5.900%, 9/15/17	1,750,000	2,128,994
Bristol-Myers Squibb Co.
0.875%, 8/1/17	600,000	595,212
5.450%, 5/1/18	750,000	909,426
Eli Lilly and Co.
5.200%, 3/15/17	1,604,000	1,871,401
GlaxoSmithKline Capital plc
1.500%, 5/8/17	1,000,000	1,014,320
2.850%, 5/8/22	1,500,000	1,555,498
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18	2,500,000	3,041,791
Hospira, Inc.
5.900%, 6/15/14	205,000	218,764
6.400%, 5/15/15	1,251,000	1,397,214
Johnson & Johnson
1.200%, 5/15/14	1,000,000	1,012,326
2.150%, 5/15/16	800,000	840,288
5.550%, 8/15/17	2,000,000	2,417,470
3.550%, 5/15/21	400,000	448,010
Merck & Co., Inc.
4.750%, 3/1/15	$1,000,000	$1,090,311
6.000%, 9/15/17	1,058,000	1,293,586
1.100%, 1/31/18	1,000,000	996,348
5.000%, 6/30/19	950,000	1,144,478
3.875%, 1/15/21	1,000,000	1,117,353
2.400%, 9/15/22	1,000,000	999,946
Novartis Capital Corp.
4.125%, 2/10/14	600,000	624,252
2.900%, 4/24/15	2,000,000	2,105,442
2.400%, 9/21/22	1,000,000	1,001,320
Novartis Securities Investment Ltd.
5.125%, 2/10/19	3,254,000	3,884,837
Pfizer, Inc.
4.500%, 2/15/14	596,000	622,446
5.350%, 3/15/15	1,846,000	2,033,692
6.200%, 3/15/19	2,500,000	3,156,700
Sanofi S.A.
1.625%, 3/28/14	600,000	608,477
2.625%, 3/29/16	1,000,000	1,056,536
4.000%, 3/29/21	1,700,000	1,927,233
Teva Pharmaceutical Finance Co. B.V.
2.400%, 11/10/16	250,000	260,393
2.950%, 12/18/22	750,000	757,128
Teva Pharmaceutical Finance Co. LLC
5.550%, 2/1/16	190,000	214,615
Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC
3.000%, 6/15/15	969,000	1,022,122
Teva Pharmaceutical Finance IV B.V.
3.650%, 11/10/21	1,500,000	1,599,975
Teva Pharmaceutical Finance IV LLC
1.700%, 11/10/14	1,000,000	1,020,765
2.250%, 3/18/20	500,000	504,438
Watson Pharmaceuticals, Inc.
5.000%, 8/15/14	231,000	245,798
6.125%, 8/15/19	288,000	350,384
3.250%, 10/1/22	1,500,000	1,533,778
Wyeth LLC
5.500%, 2/1/14	2,000,000	2,109,352
5.500%, 2/15/16	1,335,000	1,525,969
5.450%, 4/1/17	500,000	589,652

		62,024,531

Total Health Care		148,047,263

Industrials (1.8%)
Aerospace & Defense (0.5%)
Boeing Co.
5.000%, 3/15/14	300,000	315,850
3.500%, 2/15/15	685,000	724,978
6.000%, 3/15/19	846,000	1,053,244
4.875%, 2/15/20	886,000	1,062,868
Embraer Overseas Ltd.
6.375%, 1/15/20	1,000,000	1,152,500
General Dynamics Corp.
2.250%, 7/15/16	500,000	524,201
3.875%, 7/15/21	500,000	561,913
Goodrich Corp.
6.125%, 3/1/19	250,000	311,756
Honeywell International, Inc.
3.875%, 2/15/14	1,500,000	1,556,992

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
5.400%, 3/15/16	$110,000	$125,709
5.300%, 3/1/18	944,000	1,127,335
5.000%, 2/15/19	846,000	1,004,679
4.250%, 3/1/21	500,000	584,483
L-3 Communications Corp.
3.950%, 11/15/16	400,000	433,280
5.200%, 10/15/19	1,000,000	1,146,227
4.950%, 2/15/21	1,000,000	1,128,329
Lockheed Martin Corp.
2.125%, 9/15/16	500,000	519,163
4.250%, 11/15/19	1,243,000	1,406,049
3.350%, 9/15/21	500,000	527,206
Northrop Grumman Corp.
3.700%, 8/1/14	224,000	234,433
1.850%, 11/15/15	1,000,000	1,024,795
Precision Castparts Corp.
0.700%, 12/20/15	350,000	350,501
1.250%, 1/15/18	750,000	750,756
Raytheon Co.
6.400%, 12/15/18	208,000	260,865
4.400%, 2/15/20	769,000	882,445
3.125%, 10/15/20	1,000,000	1,062,466
2.500%, 12/15/22	500,000	493,998
Rockwell Collins, Inc.
5.250%, 7/15/19	135,000	161,139
3.100%, 11/15/21	550,000	579,023
Textron, Inc.
6.200%, 3/15/15	300,000	328,781
4.625%, 9/21/16	250,000	273,213
7.250%, 10/1/19	500,000	603,266
5.950%, 9/21/21	250,000	294,715
United Technologies Corp.
4.875%, 5/1/15	1,000,000	1,097,521
1.200%, 6/1/15	300,000	303,731
1.800%, 6/1/17	167,000	170,944
5.375%, 12/15/17	1,008,000	1,196,064
6.125%, 2/1/19	1,396,000	1,737,837
4.500%, 4/15/20	1,175,000	1,386,574
3.100%, 6/1/22	1,500,000	1,588,457

		30,048,286

Air Freight & Logistics (0.1%)
FedEx Corp.
7.375%, 1/15/14	250,000	267,138
8.000%, 1/15/19	682,000	896,791
2.625%, 8/1/22	245,000	244,350
United Parcel Service, Inc.
1.125%, 10/1/17	200,000	199,437
5.125%, 4/1/19	2,000,000	2,415,810
3.125%, 1/15/21	1,300,000	1,397,697

		5,421,223

Airlines (0.1%)
American Airlines, Inc.
Series 09-1A 10.375%, 7/2/19	857,837	913,597
Series A 8.625%, 10/15/21	470,066	493,569
Continental Airlines, Inc.
9.000%, 7/8/16	541,901	624,540
4.750%, 1/12/21	954,344	1,037,849
Delta Air Lines, Inc.
4.950%, 5/23/19	$956,265	$1,037,548
7.750%, 12/17/19	342,826	390,821
Southwest Airlines Co.
5.250%, 10/1/14	553,000	589,528
5.750%, 12/15/16	461,000	521,083

		5,608,535

Building Products (0.0%)
CRH America, Inc.
6.000%, 9/30/16	2,728,000	3,074,405
8.125%, 7/15/18	269,000	324,819
Owens Corning, Inc.
6.500%, 12/1/16	106,000	119,780
9.000%, 6/15/19	85,000	105,931

		3,624,935

Commercial Services & Supplies (0.2%)
ADT Corp.
3.500%, 7/15/22§	1,000,000	989,111
Avery Dennison Corp.
5.375%, 4/15/20	169,000	182,721
Board of Trustees of the Leland Stanford Junior University
4.250%, 5/1/16	300,000	333,442
4.750%, 5/1/19	200,000	236,481
Cornell University
5.450%, 2/1/19	200,000	238,160
Dartmouth College
4.750%, 6/1/19	135,000	158,864
Johns Hopkins University
5.250%, 7/1/19	656,000	784,077
Pitney Bowes, Inc.
4.875%, 8/15/14	500,000	522,500
5.750%, 9/15/17	640,000	681,600
6.250%, 3/15/19	1,000,000	1,085,000
Republic Services, Inc.
3.800%, 5/15/18	500,000	550,495
5.500%, 9/15/19	964,000	1,141,595
Vanderbilt University
5.250%, 4/1/19	273,000	324,542
Waste Management, Inc.
6.100%, 3/15/18	346,000	416,728
7.375%, 3/11/19	700,000	889,126
4.750%, 6/30/20	200,000	228,429
4.600%, 3/1/21	500,000	566,576
2.900%, 9/15/22	500,000	492,462
Yale University
2.900%, 10/15/14	2,273,000	2,369,622

		12,191,531

Construction & Engineering (0.0%)
ABB Finance USA, Inc.
1.625%, 5/8/17	400,000	404,841
2.875%, 5/8/22	1,000,000	1,020,458

		1,425,299

Electrical Equipment (0.1%)
Eaton Corp. plc
6.950%, 3/20/19	1,000,000	1,260,309
Emerson Electric Co.
4.125%, 4/15/15	1,000,000	1,077,629
5.125%, 12/1/16	500,000	576,959

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
4.875%, 10/15/19	$1,000,000	$1,188,124
Roper Industries, Inc.
6.250%, 9/1/19	500,000	600,961
3.125%, 11/15/22	500,000	502,637

		5,206,619

Industrial Conglomerates (0.3%)
3M Co.
1.375%, 9/29/16	500,000	510,774
2.000%, 6/26/22	1,000,000	989,206
Acuity Brands Lighting, Inc.
6.000%, 12/15/19	100,000	114,203
Carlisle Cos., Inc.
5.125%, 12/15/20	250,000	277,141
Cooper U.S., Inc.
2.375%, 1/15/16	500,000	514,653
3.875%, 12/15/20	500,000	544,259
Danaher Corp.
1.300%, 6/23/14	295,000	298,169
2.300%, 6/23/16	750,000	785,463
5.625%, 1/15/18	346,000	416,203
5.400%, 3/1/19	500,000	606,415
3.900%, 6/23/21	500,000	562,523
GE Capital Trust I
6.375%, 11/15/67 (l)	900,000	947,250
General Electric Co.
5.250%, 12/6/17	3,000,000	3,525,740
2.700%, 10/9/22	3,000,000	3,043,623
Ingersoll-Rand Global Holding Co., Ltd.
9.500%, 4/15/14	1,269,000	1,403,291
6.875%, 8/15/18	846,000	1,030,954
Koninklijke Philips Electronics N.V.
5.750%, 3/11/18	1,500,000	1,810,748
3.750%, 3/15/22	250,000	272,411
Pentair Finance S.A.
5.000%, 5/15/21§ (b)	450,000	508,322
Tyco Electronics Group S.A.
6.550%, 10/1/17	1,000,000	1,202,187
Tyco Flow Control International Finance S.A.
3.150%, 9/15/22§	500,000	493,777
Tyco International Finance S.A.
8.500%, 1/15/19	508,000	672,110

		20,529,422

Machinery (0.2%)
Caterpillar, Inc.
3.900%, 5/27/21	1,000,000	1,122,695
2.600%, 6/26/22	500,000	503,508
Deere & Co.
4.375%, 10/16/19	439,000	508,887
2.600%, 6/8/22	1,000,000	1,012,954
Dover Corp.
5.450%, 3/15/18	466,000	550,239
4.300%, 3/1/21	500,000	574,179
Eaton Corp.
0.950%, 11/2/15§	500,000	501,739
1.500%, 11/2/17§	500,000	499,040
2.750%, 11/2/22§	1,125,000	1,126,264
Harsco Corp.
2.700%, 10/15/15	719,000	725,677
IDEX Corp.
4.200%, 12/15/21	300,000	324,507
Illinois Tool Works, Inc.
6.250%, 4/1/19	$500,000	$626,943
3.375%, 9/15/21	300,000	323,019
Joy Global, Inc.
5.125%, 10/15/21	400,000	437,060
Kennametal, Inc.
2.650%, 11/1/19	250,000	249,760
3.875%, 2/15/22	442,000	462,376
Pall Corp.
5.000%, 6/15/20	200,000	227,298
Parker Hannifin Corp.
5.500%, 5/15/18	500,000	597,704
Snap-On, Inc.
4.250%, 1/15/18	200,000	221,864
Stanley Black & Decker, Inc.
2.900%, 11/1/22	900,000	906,517
Xylem, Inc.
3.550%, 9/20/16	500,000	530,990

		12,033,220

Professional Services (0.0%)
Dun & Bradstreet Corp.
2.875%, 11/15/15	230,000	233,448
4.375%, 12/1/22	500,000	511,902
Equifax, Inc.
4.450%, 12/1/14	269,000	283,971
3.300%, 12/15/22	461,000	456,151
Verisk Analytics, Inc.
5.800%, 5/1/21	500,000	570,000

		2,055,472

Road & Rail (0.3%)
Burlington Northern Santa Fe LLC
5.750%, 3/15/18	346,000	418,142
4.700%, 10/1/19	525,000	605,989
3.600%, 9/1/20	1,500,000	1,625,730
3.050%, 3/15/22	2,000,000	2,064,011
Canadian National Railway Co.
5.550%, 3/1/19	783,000	952,902
2.250%, 11/15/22	900,000	898,878
Canadian Pacific Railway Co.
6.500%, 5/15/18	159,000	192,826
7.250%, 5/15/19	600,000	744,138
Con-way, Inc.
7.250%, 1/15/18	500,000	575,694
CSX Corp.
6.250%, 4/1/15	1,069,000	1,196,057
6.250%, 3/15/18	460,000	561,436
7.375%, 2/1/19	693,000	880,719
3.700%, 10/30/20	200,000	215,954
4.250%, 6/1/21	500,000	559,742
JB Hunt Transport Services, Inc.
3.375%, 9/15/15	269,000	279,020
Norfolk Southern Corp.
7.700%, 5/15/17	1,129,000	1,424,479
5.750%, 4/1/18	346,000	412,970
5.900%, 6/15/19	1,145,000	1,394,863
Ryder System, Inc.
7.200%, 9/1/15	474,000	542,346
3.600%, 3/1/16	439,000	463,392
5.850%, 11/1/16	699,000	800,163
2.500%, 3/1/18	250,000	254,722

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Union Pacific Corp.
5.125%, 2/15/14	$500,000	$523,589
6.125%, 2/15/20	1,346,000	1,685,532
4.000%, 2/1/21	170,000	191,249

		19,464,543

Trading Companies & Distributors (0.0%)
GATX Corp.
8.750%, 5/15/14	300,000	329,250
4.750%, 5/15/15	160,000	170,866
3.500%, 7/15/16	200,000	208,699

		708,815

Total Industrials		118,317,900

Information Technology (1.3%)
Communications Equipment (0.2%)
Cisco Systems, Inc.
1.625%, 3/14/14	1,700,000	1,726,323
5.500%, 2/22/16	2,500,000	2,861,193
3.150%, 3/14/17	500,000	542,868
4.950%, 2/15/19	2,381,000	2,831,361
4.450%, 1/15/20	1,000,000	1,176,489
Harris Corp.
5.000%, 10/1/15	200,000	220,384
6.375%, 6/15/19	165,000	196,245
4.400%, 12/15/20	1,000,000	1,094,978
Motorola Solutions, Inc.
6.000%, 11/15/17	500,000	587,300

		11,237,141

Computers & Peripherals (0.2%)
Dell, Inc.
5.625%, 4/15/14	139,000	147,687
2.300%, 9/10/15	200,000	205,523
5.875%, 6/15/19	769,000	896,707
Hewlett-Packard Co.
1.550%, 5/30/14	1,000,000	996,752
4.750%, 6/2/14	1,693,000	1,764,948
2.625%, 12/9/14	750,000	757,733
2.650%, 6/1/16	2,000,000	1,995,374
5.500%, 3/1/18	2,500,000	2,698,650
4.650%, 12/9/21	3,000,000	3,011,505
4.050%, 9/15/22	1,000,000	975,561
NetApp, Inc.
2.000%, 12/15/17	500,000	499,440

		13,949,880

Electronic Equipment, Instruments & Components (0.0%)
Amphenol Corp.
4.750%, 11/15/14	269,000	286,888
Arrow Electronics, Inc.
3.375%, 11/1/15	500,000	520,812
6.000%, 4/1/20	304,000	343,023
Avnet, Inc.
5.875%, 6/15/20	1,000,000	1,091,210
Corning, Inc.
1.450%, 11/15/17	500,000	501,653
4.250%, 8/15/20	180,000	200,815
Ingram Micro, Inc.
5.000%, 8/10/22	500,000	511,691
Tech Data Corp.
3.750%, 9/21/17	$300,000	$307,752

		3,763,844

Internet Software & Services (0.1%)
Baidu, Inc.
2.250%, 11/28/17	500,000	503,592
eBay, Inc.
0.700%, 7/15/15	96,000	96,250
1.625%, 10/15/15	700,000	718,963
1.350%, 7/15/17	571,000	577,169
3.250%, 10/15/20	200,000	216,980
2.600%, 7/15/22	500,000	505,671
Google, Inc.
1.250%, 5/19/14	850,000	860,191
2.125%, 5/19/16	850,000	888,982
3.625%, 5/19/21	850,000	946,858

		5,314,656

IT Services (0.3%)
Computer Sciences Corp.
6.500%, 3/15/18	1,000,000	1,163,787
4.450%, 9/15/22	200,000	207,911
Fiserv, Inc.
3.125%, 10/1/15	1,000,000	1,048,836
6.800%, 11/20/17	500,000	604,217
International Business Machines Corp.
1.250%, 5/12/14	850,000	858,683
0.550%, 2/6/15	1,000,000	999,138
0.750%, 5/11/15	1,000,000	1,001,823
1.950%, 7/22/16	950,000	984,863
5.700%, 9/14/17	5,539,000	6,678,919
1.875%, 8/1/22	1,500,000	1,447,183
SAIC, Inc.
4.450%, 12/1/20	200,000	216,974
Western Union Co.
6.500%, 2/26/14	700,000	743,692
2.875%, 12/10/17	250,000	247,813
5.253%, 4/1/20	1,002,000	1,084,163

		17,288,002

Office Electronics (0.1%)
Xerox Corp.
4.250%, 2/15/15	1,673,000	1,758,257
6.750%, 2/1/17	1,224,000	1,420,101
2.950%, 3/15/17	250,000	255,172
6.350%, 5/15/18	803,000	928,355
5.625%, 12/15/19	539,000	609,028
4.500%, 5/15/21	185,000	194,749

		5,165,662

Semiconductors & Semiconductor Equipment (0.1%)
Analog Devices, Inc.
5.000%, 7/1/14	373,000	396,766
3.000%, 4/15/16	400,000	425,753
Broadcom Corp.
2.500%, 8/15/22§	600,000	592,225
Intel Corp.
1.950%, 10/1/16	1,500,000	1,547,154
1.350%, 12/15/17	1,800,000	1,787,990
3.300%, 10/1/21	847,000	897,219
2.700%, 12/15/22	1,300,000	1,283,803

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
KLA-Tencor Corp.
6.900%, 5/1/18	$269,000	$323,713
National Semiconductor Corp.
3.950%, 4/15/15	1,000,000	1,072,453
Texas Instruments, Inc.
1.375%, 5/15/14	500,000	506,049
2.375%, 5/16/16	850,000	888,976
1.650%, 8/3/19	250,000	247,120

		9,969,221

Software (0.3%)
Adobe Systems, Inc.
3.250%, 2/1/15	269,000	280,341
4.750%, 2/1/20	837,000	937,404
Autodesk, Inc.
1.950%, 12/15/17	250,000	249,587
BMC Software, Inc.
4.250%, 2/15/22	120,000	120,760
4.500%, 12/1/22	450,000	460,797
CA, Inc.
6.125%, 12/1/14	200,000	216,136
5.375%, 12/1/19	800,000	911,445
Intuit, Inc.
5.750%, 3/15/17	1,000,000	1,149,433
Microsoft Corp.
2.950%, 6/1/14	1,000,000	1,036,662
2.500%, 2/8/16	3,000,000	3,162,971
4.200%, 6/1/19	386,000	444,241
3.000%, 10/1/20	500,000	544,620
4.000%, 2/8/21	1,000,000	1,141,822
Oracle Corp.
5.250%, 1/15/16	2,766,000	3,139,985
1.200%, 10/15/17	750,000	751,713
5.750%, 4/15/18	500,000	607,167
5.000%, 7/8/19	3,500,000	4,201,038
2.500%, 10/15/22	500,000	502,078
Symantec Corp.
4.200%, 9/15/20	1,100,000	1,151,259

		21,009,459

Total Information Technology		87,697,865

Materials (1.4%)
Chemicals (0.6%)
Agrium, Inc.
6.750%, 1/15/19	500,000	619,412
Air Products and Chemicals, Inc.
2.000%, 8/2/16	235,000	243,113
4.375%, 8/21/19	339,000	390,002
Airgas, Inc.
3.250%, 10/1/15	700,000	740,429
Albemarle Corp.
4.500%, 12/15/20	500,000	558,474
Cabot Corp.
5.000%, 10/1/16	339,000	391,335
3.700%, 7/15/22	500,000	512,996
Cytec Industries, Inc.
8.950%, 7/1/17	500,000	624,230
Dow Chemical Co.
7.600%, 5/15/14	320,000	349,057
2.500%, 2/15/16	2,310,000	2,401,821
8.550%, 5/15/19	$2,205,000	$2,970,565
4.250%, 11/15/20	1,690,000	1,873,774
3.000%, 11/15/22	750,000	748,729
E.I. du Pont de Nemours & Co.
3.250%, 1/15/15	1,073,000	1,128,025
1.950%, 1/15/16	1,000,000	1,032,513
6.000%, 7/15/18	1,597,000	1,971,300
5.750%, 3/15/19	500,000	611,525
3.625%, 1/15/21	1,500,000	1,660,249
Eastman Chemical Co.
5.500%, 11/15/19	372,000	435,192
3.600%, 8/15/22	500,000	522,516
Ecolab, Inc.
2.375%, 12/8/14	500,000	513,721
1.000%, 8/9/15	94,000	93,956
3.000%, 12/8/16	1,500,000	1,595,908
4.350%, 12/8/21	1,000,000	1,115,541
Lubrizol Corp.
8.875%, 2/1/19	500,000	695,019
Methanex Corp.
3.250%, 12/15/19	160,000	161,600
Monsanto Co.
5.125%, 4/15/18	769,000	910,551
2.200%, 7/15/22	250,000	246,915
NewMarket Corp.
4.100%, 12/15/22§	167,000	169,108
Potash Corp. of Saskatchewan, Inc.
5.250%, 5/15/14	1,075,000	1,142,195
3.250%, 12/1/17	500,000	546,392
6.500%, 5/15/19	760,000	954,578
4.875%, 3/30/20	194,000	224,094
PPG Industries, Inc.
1.900%, 1/15/16	650,000	668,405
6.650%, 3/15/18	300,000	372,203
3.600%, 11/15/20	350,000	375,895
2.700%, 8/15/22	500,000	493,091
Praxair, Inc.
4.625%, 3/30/15	849,000	924,980
1.050%, 11/7/17	656,000	654,369
4.500%, 8/15/19	700,000	818,066
4.050%, 3/15/21	500,000	560,444
3.000%, 9/1/21	500,000	521,916
2.200%, 8/15/22	350,000	343,272
RPM International, Inc.
6.125%, 10/15/19	600,000	698,353
Sherwin-Williams Co.
3.125%, 12/15/14	373,000	390,233
1.350%, 12/15/17	550,000	549,701
Valspar Corp.
7.250%, 6/15/19	339,000	416,810
4.200%, 1/15/22	200,000	218,940
Westlake Chemical Corp.
3.600%, 7/15/22	308,000	308,770

		36,470,283

Construction Materials (0.0%)
Martin Marietta Materials, Inc.
6.600%, 4/15/18	300,000	337,125

Containers & Packaging (0.0%)
Bemis Co., Inc.
5.650%, 8/1/14	653,000	698,528

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
6.800%, 8/1/19	$321,000	$385,957

		1,084,485

Metals & Mining (0.7%)
Alcoa, Inc.
6.750%, 7/15/18	789,000	903,035
5.720%, 2/23/19	300,000	318,339
6.150%, 8/15/20	1,000,000	1,097,535
5.400%, 4/15/21	1,250,000	1,303,876
Allegheny Technologies, Inc.
9.375%, 6/1/19	504,000	644,479
Barrick Gold Corp.
1.750%, 5/30/14	950,000	961,297
2.900%, 5/30/16	800,000	839,720
6.950%, 4/1/19	1,923,000	2,394,525
3.850%, 4/1/22	500,000	528,053
BHP Billiton Finance USA Ltd.
5.500%, 4/1/14	2,046,000	2,173,154
1.125%, 11/21/14	750,000	757,614
7.250%, 3/1/16	598,000	708,454
1.875%, 11/21/16	750,000	774,732
5.400%, 3/29/17	139,000	163,260
6.500%, 4/1/19	2,046,000	2,616,081
3.250%, 11/21/21	250,000	267,000
2.875%, 2/24/22	1,250,000	1,304,208
Cliffs Natural Resources, Inc.
3.950%, 1/15/18	500,000	502,205
5.900%, 3/15/20	700,000	744,358
4.800%, 10/1/20	143,000	140,855
Freeport-McMoRan Copper & Gold, Inc.
3.550%, 3/1/22	1,500,000	1,490,068
Newmont Mining Corp.
5.125%, 10/1/19	928,000	1,065,025
3.500%, 3/15/22	750,000	774,115
Nucor Corp.
5.750%, 12/1/17	708,000	848,110
5.850%, 6/1/18	700,000	852,084
Rio Tinto Alcan, Inc.
5.000%, 6/1/15	1,000,000	1,087,500
Rio Tinto Finance USA Ltd.
8.950%, 5/1/14	968,000	1,071,510
1.875%, 11/2/15	2,500,000	2,561,832
6.500%, 7/15/18	920,000	1,151,330
9.000%, 5/1/19	487,000	667,161
3.500%, 11/2/20	1,000,000	1,060,056
4.125%, 5/20/21	1,250,000	1,377,286
3.750%, 9/20/21	1,000,000	1,077,350
Rio Tinto Finance USA plc
2.000%, 3/22/17	500,000	514,559
1.625%, 8/21/17	1,000,000	1,010,535
3.500%, 3/22/22	500,000	525,743
2.875%, 8/21/22	1,000,000	1,003,314
Southern Copper Corp.
5.375%, 4/16/20	118,000	134,559
3.500%, 11/8/22	244,000	250,129
Teck Resources Ltd.
3.850%, 8/15/17	3,000,000	3,225,000
Vale Overseas Ltd.
6.250%, 1/23/17	2,426,000	2,798,003
4.625%, 9/15/20	1,500,000	1,633,050
4.375%, 1/11/22	1,000,000	1,072,780
Xstrata Canada Corp.
5.500%, 6/15/17	$512,000	$575,034

		46,968,913

Paper & Forest Products (0.1%)
Celulosa Arauco y Constitucion S.A.
5.000%, 1/21/21	1,600,000	1,706,880
Domtar Corp.
4.400%, 4/1/22	2,000,000	2,020,000
International Paper Co.
5.300%, 4/1/15	1,009,000	1,092,349
7.950%, 6/15/18	1,744,000	2,251,294
9.375%, 5/15/19	500,000	674,912

		7,745,435

Total Materials		92,606,241

Telecommunication Services (1.4%)
Diversified Telecommunication Services (1.0%)
AT&T, Inc.
5.100%, 9/15/14	768,000	824,021
2.500%, 8/15/15	4,000,000	4,170,991
2.950%, 5/15/16	1,100,000	1,162,339
5.625%, 6/15/16	416,000	480,369
2.400%, 8/15/16	480,000	502,143
1.600%, 2/15/17	1,000,000	1,009,001
1.700%, 6/1/17	1,000,000	1,018,601
1.400%, 12/1/17	1,000,000	994,908
5.500%, 2/1/18	3,700,000	4,418,342
5.800%, 2/15/19	1,589,000	1,950,212
4.450%, 5/15/21	1,000,000	1,153,676
3.875%, 8/15/21	310,000	344,185
3.000%, 2/15/22	1,000,000	1,037,083
2.625%, 12/1/22	1,500,000	1,504,350
BellSouth Corp.
5.200%, 9/15/14	1,571,000	1,683,250
British Telecommunications plc
5.950%, 1/15/18	1,000,000	1,200,605
CenturyLink, Inc.
6.450%, 6/15/21	1,000,000	1,100,741
Series Q 6.150%, 9/15/19	500,000	539,423
Series T 5.800%, 3/15/22	1,000,000	1,045,212
Deutsche Telekom International Finance B.V.
4.875%, 7/8/14	1,423,000	1,506,089
6.750%, 8/20/18	1,500,000	1,861,010
France Telecom S.A.
4.375%, 7/8/14	846,000	889,192
2.125%, 9/16/15	1,000,000	1,027,190
2.750%, 9/14/16	500,000	524,570
5.375%, 7/8/19	1,000,000	1,171,319
4.125%, 9/14/21	1,000,000	1,100,599
Qwest Corp.
7.500%, 10/1/14	557,000	615,485
6.500%, 6/1/17	750,000	870,000
6.750%, 12/1/21	1,000,000	1,165,567
Telecom Italia Capital S.A.
6.175%, 6/18/14	1,960,000	2,065,530
5.250%, 10/1/15	1,416,000	1,508,428
6.999%, 6/4/18	1,000,000	1,133,529
7.175%, 6/18/19	690,000	798,871

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Telefonica Emisiones S.A.U.
4.949%, 1/15/15	$320,000	$336,852
3.992%, 2/16/16	2,455,000	2,559,245
6.421%, 6/20/16	346,000	384,352
6.221%, 7/3/17	473,000	526,770
5.877%, 7/15/19	425,000	455,802
5.134%, 4/27/20	629,000	654,450
5.462%, 2/16/21	2,000,000	2,140,361
Telefonos de Mexico S.A.B. de C.V.
5.500%, 11/15/19	1,000,000	1,173,060
Verizon Communications, Inc.
1.950%, 3/28/14	2,500,000	2,542,696
5.550%, 2/15/16	2,430,000	2,787,008
1.100%, 11/1/17	500,000	493,042
5.500%, 2/15/18	1,611,000	1,935,375
6.100%, 4/15/18	208,000	255,736
8.750%, 11/1/18	1,298,000	1,801,391
6.350%, 4/1/19	1,846,000	2,336,674
4.600%, 4/1/21	1,500,000	1,752,014
3.500%, 11/1/21	1,000,000	1,098,265
2.450%, 11/1/22	1,250,000	1,254,697
Virgin Media Secured Finance plc
5.250%, 1/15/21	1,500,000	1,744,042

		68,608,663

Wireless Telecommunication Services (0.4%)
America Movil S.A.B. de C.V.
2.375%, 9/8/16	1,000,000	1,039,530
5.625%, 11/15/17	2,280,000	2,725,626
5.000%, 3/30/20	2,086,000	2,435,488
3.125%, 7/16/22	1,000,000	1,022,790
Cellco Partnership/Verizon Wireless Capital LLC
5.550%, 2/1/14	3,193,000	3,346,902
8.500%, 11/15/18	2,120,000	2,913,881
Rogers Communications, Inc.
6.375%, 3/1/14	2,000,000	2,131,642
6.800%, 8/15/18	1,116,000	1,408,214
Vodafone Group plc
4.150%, 6/10/14	777,000	814,286
5.000%, 9/15/15	3,000,000	3,321,952
5.625%, 2/27/17	1,916,000	2,248,981
1.625%, 3/20/17	250,000	253,044
5.450%, 6/10/19	1,139,000	1,379,946

		25,042,282

Total Telecommunication Services		93,650,945

Utilities (1.8%)
Electric Utilities (1.1%)
Arizona Public Service Co.
5.800%, 6/30/14	500,000	536,773
8.750%, 3/1/19	461,000	608,250
Baltimore Gas & Electric Co.
2.800%, 8/15/22	300,000	303,216
Carolina Power & Light Co.
5.300%, 1/15/19	1,500,000	1,796,474
CenterPoint Energy Houston Electric LLC
2.250%, 8/1/22	250,000	246,487
Cleveland Electric Illuminating Co.
5.700%, 4/1/17	700,000	801,838
Commonwealth Edison Co.
5.950%, 8/15/16	$500,000	$587,453
1.950%, 9/1/16	175,000	180,035
6.150%, 9/15/17	940,000	1,141,792
4.000%, 8/1/20	271,000	301,556
Connecticut Light & Power Co.
Series 09-A 5.500%, 2/1/19	500,000	595,246
Detroit Edison Co.
5.600%, 6/15/18	250,000	303,180
Duke Energy Carolinas LLC
7.000%, 11/15/18	346,000	453,183
Duke Energy Corp.
6.300%, 2/1/14	500,000	529,013
3.350%, 4/1/15	1,469,000	1,551,803
1.625%, 8/15/17	500,000	501,169
5.050%, 9/15/19	300,000	350,010
3.050%, 8/15/22	1,000,000	1,018,650
Duke Energy Indiana, Inc.
6.050%, 6/15/16	500,000	574,967
3.750%, 7/15/20	1,000,000	1,107,372
Duke Energy Ohio, Inc.
5.450%, 4/1/19	500,000	604,149
Edison International
3.750%, 9/15/17	500,000	542,426
Entergy Arkansas, Inc.
3.750%, 2/15/21	1,000,000	1,092,438
Entergy Corp.
3.625%, 9/15/15	500,000	526,872
4.700%, 1/15/17	250,000	271,112
5.125%, 9/15/20	500,000	542,951
Entergy Louisiana LLC
1.875%, 12/15/14	130,000	132,951
Entergy Texas, Inc.
7.125%, 2/1/19	500,000	627,962
Exelon Corp.
4.900%, 6/15/15	243,000	263,639
FirstEnergy Solutions Corp.
4.800%, 2/15/15	139,000	149,254
Florida Power & Light Co.
5.550%, 11/1/17	500,000	602,767
Florida Power Corp.
5.650%, 6/15/18	346,000	419,096
4.550%, 4/1/20	135,000	154,663
Series A 5.800%, 9/15/17	1,000,000	1,211,496
Georgia Power Co.
5.400%, 6/1/18	1,000,000	1,206,137
4.250%, 12/1/19	307,000	353,282
2.850%, 5/15/22	500,000	517,250
Hydro-Quebec
7.500%, 4/1/16	2,000,000	2,376,316
2.000%, 6/30/16	1,000,000	1,039,980
Indiana Michigan Power Co.
7.000%, 3/15/19	1,096,000	1,371,846
Jersey Central Power & Light Co.
5.650%, 6/1/17	1,500,000	1,753,951
Kansas City Power & Light Co.
6.375%, 3/1/18	500,000	589,358
Series 09A 7.150%, 4/1/19	500,000	636,056

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Kentucky Utilities Co.
1.625%, 11/1/15	$1,000,000	$1,025,664
LG&E and KU Energy LLC
3.750%, 11/15/20	1,000,000	1,051,076
Louisville Gas & Electric Co.
1.625%, 11/15/15	1,000,000	1,033,399
Metropolitan Edison Co.
7.700%, 1/15/19	500,000	625,767
MidAmerican Energy Co.
4.650%, 10/1/14	1,000,000	1,068,276
MidAmerican Energy Holdings Co.
5.750%, 4/1/18	750,000	905,130
Series D 5.000%, 2/15/14	170,000	177,376
Nevada Power Co.
6.500%, 8/1/18	1,000,000	1,256,875
7.125%, 3/15/19	500,000	643,710
NextEra Energy Capital Holdings, Inc.
1.200%, 6/1/15	200,000	200,922
7.875%, 12/15/15	200,000	238,350
6.000%, 3/1/19	846,000	1,006,280
Northern States Power Co.
1.950%, 8/15/15	419,000	431,550
5.250%, 3/1/18	500,000	602,408
2.150%, 8/15/22	1,000,000	991,782
NSTAR Electric Co.
5.625%, 11/15/17	750,000	904,042
2.375%, 10/15/22	1,250,000	1,238,148
Oncor Electric Delivery Co. LLC
5.000%, 9/30/17	1,000,000	1,136,666
6.800%, 9/1/18	500,000	619,007
7.000%, 9/1/22	750,000	951,848
Pacific Gas & Electric Co.
4.800%, 3/1/14	750,000	786,267
5.625%, 11/30/17	1,000,000	1,206,195
8.250%, 10/15/18	693,000	948,083
3.500%, 10/1/20	1,000,000	1,102,129
PacifiCorp
5.500%, 1/15/19	300,000	356,401
2.950%, 2/1/22	500,000	526,307
Peco Energy Co.
5.000%, 10/1/14	1,000,000	1,073,789
2.375%, 9/15/22	500,000	501,471
Portland General Electric Co.
6.100%, 4/15/19	373,000	455,802
PPL Electric Utilities Corp.
2.500%, 9/1/22	200,000	199,403
Progress Energy, Inc.
6.050%, 3/15/14	1,000,000	1,061,353
7.050%, 3/15/19	1,000,000	1,266,297
3.150%, 4/1/22	1,000,000	1,014,752
Public Service Co. of Colorado
5.125%, 6/1/19	35,000	41,583
2.250%, 9/15/22	500,000	497,380
Public Service Co. of Oklahoma
5.150%, 12/1/19	52,000	60,548
4.400%, 2/1/21	150,000	171,728
Public Service Electric & Gas Co.
5.300%, 5/1/18	596,000	711,583
South Carolina Electric & Gas Co.
6.500%, 11/1/18	500,000	620,421
Southern California Edison Co.
5.750%, 3/15/14	$916,000	$975,211
5.500%, 8/15/18	500,000	612,245
Southern Co.
4.150%, 5/15/14	302,000	316,054
1.950%, 9/1/16	310,000	321,170
Southwestern Electric Power Co.
6.450%, 1/15/19	250,000	302,766
3.550%, 2/15/22	2,000,000	2,106,469
Southwestern Public Service Co.
Series G 8.750%, 12/1/18	500,000	678,320
Tampa Electric Co.
6.100%, 5/15/18	194,000	241,724
2.600%, 9/15/22	200,000	203,924
Toledo Edison Co.
7.250%, 5/1/20	585,000	747,571
UIL Holdings Corp.
4.625%, 10/1/20	500,000	521,102
Virginia Electric & Power Co.
5.400%, 4/30/18	500,000	606,958
5.000%, 6/30/19	500,000	600,065
Series A 5.400%, 1/15/16	930,000	1,060,276
Westar Energy, Inc.
5.100%, 7/15/20	500,000	590,527
Wisconsin Electric Power Co.
4.250%, 12/15/19	669,000	774,215
2.950%, 9/15/21	500,000	532,702
Wisconsin Power & Light Co.
5.000%, 7/15/19	269,000	320,438
Xcel Energy, Inc.
4.700%, 5/15/20	500,000	586,119

		71,282,043

Gas Utilities (0.2%)
AGL Capital Corp.
3.500%, 9/15/21	500,000	543,657
Atmos Energy Corp.
8.500%, 3/15/19	650,000	871,423
Boardwalk Pipelines LP
5.750%, 9/15/19	539,000	616,166
CenterPoint Energy Resources Corp.
6.000%, 5/15/18	346,000	417,517
4.500%, 1/15/21	1,135,000	1,283,587
DCP Midstream Operating LP
3.250%, 10/1/15	200,000	205,513
El Paso Pipeline Partners Operating Co. LLC
6.500%, 4/1/20	250,000	303,750
ONEOK, Inc.
5.200%, 6/15/15	500,000	544,803
Panhandle Eastern Pipe Line Co. LP
6.200%, 11/1/17	750,000	887,460
Questar Corp.
2.750%, 2/1/16	125,000	131,452
Southern California Gas Co.
5.500%, 3/15/14	1,250,000	1,323,786
Southern Natural Gas Co. LLC
5.900%, 4/1/17§	846,000	995,854
Southwest Gas Corp.
3.875%, 4/1/22	500,000	553,909

		8,678,877

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Independent Power Producers & Energy Traders (0.2%)
Constellation Energy Group, Inc.
4.550%, 6/15/15	$500,000	$539,271
5.150%, 12/1/20	500,000	572,762
Exelon Generation Co. LLC
6.200%, 10/1/17	596,000	704,498
5.200%, 10/1/19	2,000,000	2,278,655
PPL Energy Supply LLC
6.200%, 5/15/16	500,000	571,926
6.500%, 5/1/18	69,000	82,242
PSEG Power LLC
5.125%, 4/15/20	1,175,000	1,345,916
Southern Power Co.
Series D 4.875%, 7/15/15	1,000,000	1,094,947
Tennessee Valley Authority
5.500%, 7/18/17	2,894,000	3,498,037
3.875%, 2/15/21	1,830,000	2,126,736
TransAlta Corp.
4.750%, 1/15/15	1,000,000	1,056,632

		13,871,622

Multi-Utilities (0.3%)
Alliant Energy Corp.
4.000%, 10/15/14	269,000	282,300
Ameren Corp.
8.875%, 5/15/14	750,000	821,525
Avista Corp.
5.125%, 4/1/22	500,000	602,338
CenterPoint Energy, Inc.
6.500%, 5/1/18	500,000	608,445
Consolidated Edison Co. of New York, Inc.
6.650%, 4/1/19	500,000	644,011
4.450%, 6/15/20	500,000	579,668
Series 02-B 7.125%, 12/1/18	943,000	1,232,817
Consumers Energy Co.
6.700%, 9/15/19	1,596,000	2,083,080
Dominion Resources, Inc.
5.000%, 12/1/14	208,000	222,356
5.150%, 7/15/15	271,000	298,808
2.250%, 9/1/15	1,500,000	1,554,276
5.600%, 11/15/16	280,000	323,659
6.000%, 11/30/17	941,000	1,134,347
8.875%, 1/15/19	346,000	474,708
5.200%, 8/15/19	316,000	376,545
7.500%, 6/30/66 (l)	200,000	219,000
DTE Energy Co.
7.625%, 5/15/14	500,000	545,355
Integrys Energy Group, Inc.
6.110%, 12/1/66 (l)	200,000	209,000
National Grid plc
6.300%, 8/1/16	423,000	488,769
NiSource Finance Corp.
5.400%, 7/15/14	500,000	534,768
6.400%, 3/15/18	1,250,000	1,501,612
6.800%, 1/15/19	1,000,000	1,217,287
NSTAR LLC
4.500%, 11/15/19	269,000	304,385
PG&E Corp.
5.750%, 4/1/14	500,000	531,650
SCANA Corp.
6.250%, 4/1/20	$200,000	$232,330
Sempra Energy
6.500%, 6/1/16	409,000	481,214
2.300%, 4/1/17	550,000	571,616
9.800%, 2/15/19	1,000,000	1,400,710
Wisconsin Energy Corp.
6.250%, 5/15/67 (l)	530,000	560,475

		20,037,054

Water Utilities (0.0%)
United Utilities plc
5.375%, 2/1/19	500,000	553,106

Total Utilities		114,422,702

Total Corporate Bonds		1,937,592,158

Government Securities (66.7%)
Foreign Governments (2.5%)
Canadian Government Bond
2.375% 9/10/14	2,485,000	2,573,697
0.875% 2/14/17	3,000,000	3,019,419
China Development Bank Corp.
5.000% 10/15/15	500,000	545,400
Development Bank of Japan
4.250% 6/9/15	500,000	543,752
5.125% 2/1/17	1,000,000	1,168,355
Egypt Government AID Bonds
4.450% 9/15/15	1,000,000	1,103,074
Export Development Canada
3.500% 5/16/13	1,000	1,012
2.250% 5/28/15	2,500,000	2,610,484
0.500% 9/15/15	1,000,000	1,002,054
Export-Import Bank of Korea
8.125% 1/21/14	2,789,000	2,990,924
5.875% 1/14/15	800,000	873,040
4.125% 9/9/15	2,650,000	2,843,185
4.000% 1/11/17	800,000	868,080
5.125% 6/29/20	500,000	575,900
4.000% 1/29/21	1,500,000	1,614,750
Federative Republic of Brazil
7.875% 3/7/15	2,000,000	2,290,000
6.000% 1/17/17	2,000,000	2,360,000
8.000% 1/15/18	1,226,500	1,422,740
5.875% 1/15/19	1,250,000	1,546,875
8.875% 10/14/19	554,000	801,915
4.875% 1/22/21	2,500,000	3,008,750
FMS Wertmanagement AoeR
1.000% 11/21/17	1,450,000	1,448,115
Japan Bank for International Cooperation
1.125% 7/19/17	3,000,000	3,007,484
Japan Finance Corp.
4.250% 6/18/13	16,000	16,275
2.875% 2/2/15	2,500,000	2,616,776
2.500% 1/21/16	2,000,000	2,103,226
2.500% 5/18/16	1,000,000	1,054,865
Japan Finance Organization for Municipalities
4.625% 4/21/15	1,500,000	1,634,523
5.000% 5/16/17	1,000,000	1,166,535
4.000% 1/13/21	600,000	692,732

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Korea Development Bank
8.000% 1/23/14	$2,500,000	$2,676,000
4.375% 8/10/15	615,000	664,077
3.250% 3/9/16	100,000	104,794
4.000% 9/9/16	1,000,000	1,078,182
3.000% 9/14/22	1,000,000	999,200
Korea Finance Corp.
3.250% 9/20/16	650,000	682,565
Province of British Columbia
2.850% 6/15/15	1,724,000	1,822,621
2.100% 5/18/16	1,000,000	1,049,098
1.200% 4/25/17	1,500,000	1,523,199
2.000% 10/23/22	650,000	632,340
Province of Manitoba
1.375% 4/28/14	300,000	303,595
4.900% 12/6/16	650,000	746,635
1.750% 5/30/19	500,000	508,024
2.100% 9/6/22	1,468,000	1,462,213
Province of New Brunswick
2.750% 6/15/18	1,250,000	1,343,236
Province of Nova Scotia
2.375% 7/21/15	500,000	518,702
5.125% 1/26/17	1,233,000	1,429,619
Province of Ontario
1.375% 1/27/14	6,000,000	6,062,340
4.100% 6/16/14	2,193,000	2,309,630
2.950% 2/5/15	2,000,000	2,101,989
2.700% 6/16/15	6,000,000	6,312,661
2.300% 5/10/16	2,000,000	2,104,879
1.100% 10/25/17	1,750,000	1,750,324
1.650% 9/27/19	1,000,000	998,980
4.400% 4/14/20	5,000,000	5,880,461
2.450% 6/29/22	800,000	810,114
Province of Quebec
4.875% 5/5/14	416,000	440,425
4.600% 5/26/15	1,270,000	1,391,591
5.125% 11/14/16	1,520,000	1,762,966
4.625% 5/14/18	1,416,000	1,654,743
3.500% 7/29/20	1,500,000	1,660,818
2.750% 8/25/21	500,000	521,916
Republic of Chile
3.875% 8/5/20	400,000	451,000
3.250% 9/14/21	1,000,000	1,082,500
2.250% 10/30/22	500,000	495,000
Republic of Colombia
8.250% 12/22/14	1,000,000	1,142,500
7.375% 1/27/17	1,500,000	1,848,750
7.375% 3/18/19	2,000,000	2,630,000
4.375% 7/12/21	1,000,000	1,152,500
Republic of Italy
4.500% 1/21/15	3,002,000	3,120,714
3.125% 1/26/15	3,000,000	3,036,229
5.250% 9/20/16	1,901,000	2,010,521
5.375% 6/12/17	2,500,000	2,656,603
Republic of Korea
5.750% 4/16/14	1,000,000	1,063,800
4.875% 9/22/14	545,000	583,314
7.125% 4/16/19	1,546,000	2,010,383
Republic of Panama
7.250% 3/15/15	1,000,000	1,125,000
5.200% 1/30/20	943,000	1,126,885
Republic of Peru
8.375% 5/3/16	$720,000	$887,400
7.125% 3/30/19	1,209,000	1,577,745
Republic of Poland
5.250% 1/15/14	500,000	523,555
3.875% 7/16/15	1,443,000	1,545,064
5.000% 10/19/15	1,193,000	1,326,389
6.375% 7/15/19	1,923,000	2,403,481
5.125% 4/21/21	1,500,000	1,785,735
5.000% 3/23/22	2,000,000	2,368,620
Republic of South Africa
6.500% 6/2/14	500,000	537,500
6.875% 5/27/19	1,745,000	2,200,881
5.500% 3/9/20	1,500,000	1,783,125
5.875% 5/30/22	1,000,000	1,233,750
State of Israel
5.125% 3/1/14	1,069,000	1,117,105
5.500% 11/9/16	464,000	535,920
5.125% 3/26/19	1,387,000	1,617,589
Svensk Exportkredit AB
3.250% 9/16/14	500,000	522,664
1.750% 10/20/15	2,230,000	2,293,263
2.125% 7/13/16	1,000,000	1,042,281
5.125% 3/1/17	458,000	531,992
United Mexican States
3.625% 3/15/22	8,996,000	9,814,636

		161,996,268

Municipal Bonds (0.2%)
Bay Area Toll Authority California State
6.793% 4/1/30	4,000	5,084
7.043% 4/1/50	4,000	5,831
Central Puget Sound Washington Regional Transportation Authority
5.491% 11/1/39	4,000	4,986
City & County of Denver, Colorado
5.650% 8/1/30	4,000	4,820
City of Chicago, Illinois
6.845% 1/1/38	2,000	2,329
6.395% 1/1/40	4,000	5,211
Clark County, Nevada Airport
6.881% 7/1/42	4,000	4,558
Los Angeles, California Community College District
6.750% 8/1/49	4,000	5,644
Metropolitan Government of Nashville & Davidson County Convention Center Authority
6.731% 7/1/43	204,000	246,459
Municipal Electric Authority of Georgia
6.637% 4/1/57	2,000	2,389
7.055% 4/1/57	4,000	4,527
New York City Municipal Water Finance Authority
5.724% 6/15/42	2,000	2,596
6.011% 6/15/42	4,000	5,376
New York City Transitional Finance Authority
5.508% 8/1/37	8,000	9,948
New York State Urban Development Corp.
5.770% 3/15/39	2,000	2,450
Ohio State University
4.910% 6/1/40	4,000	4,725
Pennsylvania State Turnpike Commission
5.511% 12/1/45	1,000	1,190
5.561% 12/1/49	3,000	3,577

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Puerto Rico Commonwealth Government Development Bank
3.670% 5/1/14	$1,000,000	$996,630
4.704% 5/1/16	1,000,000	1,010,180
Salt River Project Agricultural Improvement & Power District
4.839% 1/1/41	2,000	2,394
San Diego County, California Water Authority
6.138% 5/1/49	4,000	5,324
State of California
4.850% 10/1/14	500,000	530,905
5.450% 4/1/15	250,000	274,595
3.950% 11/1/15	1,250,000	1,347,725
5.950% 4/1/16	35,000	39,259
5.750% 3/1/17	200,000	229,404
6.200% 3/1/19	200,000	241,152
6.200% 10/1/19	400,000	487,548
State of Illinois
3.321% 1/1/13	269,000	269,000
4.071% 1/1/14	269,000	276,887
4.421% 1/1/15	269,000	285,180
4.961% 3/1/16	3,400,000	3,724,054
5.665% 3/1/18	2,000,000	2,278,580
State of New York
5.206% 10/1/31	4,000	4,706

		12,325,223

Supranational (2.3%)
African Development Bank
3.000% 5/27/14	1,193,000	1,237,576
6.875% 10/15/15	200,000	226,410
2.500% 3/15/16	2,000,000	2,124,091
Asian Development Bank
2.750% 5/21/14	3,100,000	3,204,552
0.875% 6/10/14	715,000	720,709
4.250% 10/20/14	416,000	445,158
0.500% 8/17/15	1,000,000	1,001,682
2.500% 3/15/16	2,500,000	2,655,935
5.500% 6/27/16	3,000,000	3,506,311
1.125% 3/15/17	1,000,000	1,017,899
1.875% 10/23/18	1,650,000	1,729,922
1.750% 3/21/19	1,250,000	1,296,678
Corp. Andina de Fomento
3.750% 1/15/16	2,000,000	2,114,976
5.750% 1/12/17	346,000	394,755
8.125% 6/4/19	979,000	1,261,782
Council of Europe Development Bank
2.750% 2/10/15	500,000	522,706
2.625% 2/16/16	1,500,000	1,586,231
1.500% 2/22/17	1,500,000	1,529,437
European Bank for Reconstruction & Development
2.750% 4/20/15	700,000	736,544
2.500% 3/15/16	3,500,000	3,716,007
1.000% 2/16/17	1,500,000	1,514,261
0.750% 9/1/17	1,000,000	998,405
European Investment Bank
2.375% 3/14/14	3,000,000	3,072,584
3.000% 4/8/14	5,693,000	5,882,595
1.500% 5/15/14	2,500,000	2,538,626
4.625% 5/15/14	3,760,000	3,977,989
3.125% 6/4/14	1,346,000	1,398,362
1.125% 8/15/14	4,000,000	4,047,338
0.875% 12/15/14	2,000,000	2,017,285
2.875% 1/15/15	$1,693,000	$1,776,522
2.750% 3/23/15	1,500,000	1,575,961
1.000% 7/15/15	2,000,000	2,025,081
1.375% 10/20/15	6,000,000	6,141,664
4.875% 2/16/16	2,018,000	2,285,548
2.250% 3/15/16	7,000,000	7,365,214
5.125% 9/13/16	2,000,000	2,321,248
4.875% 1/17/17	2,471,000	2,871,874
5.125% 5/30/17	3,401,000	4,029,752
1.625% 6/15/17	4,000,000	4,134,981
1.125% 9/15/17	2,000,000	2,021,985
1.000% 12/15/17	2,000,000	2,006,715
2.875% 9/15/20	2,250,000	2,435,231
4.000% 2/16/21	2,000,000	2,325,177
Inter-American Development Bank
3.000% 4/22/14	6,500,000	6,722,461
2.250% 7/15/15	1,000,000	1,044,356
5.125% 9/13/16	2,275,000	2,649,025
1.375% 10/18/16	2,000,000	2,056,395
4.250% 9/10/18	1,467,000	1,727,876
3.875% 9/17/19	1,000,000	1,166,385
3.875% 2/14/20	2,693,000	3,147,906
International Bank for Reconstruction & Development
0.500% 3/26/14	1,400,000	1,401,049
1.125% 8/25/14	1,000,000	1,013,289
2.375% 5/26/15	3,500,000	3,664,748
2.125% 3/15/16	6,000,000	6,302,950
5.000% 4/1/16	916,000	1,046,855
1.000% 9/15/16	1,000,000	1,013,318
0.875% 4/17/17	3,500,000	3,506,437
9.250% 7/15/17	599,000	808,958
International Finance Corp.
3.000% 4/22/14	2,428,000	2,512,713
0.500% 5/15/15	500,000	501,261
1.125% 11/23/16	3,000,000	3,050,540
2.125% 11/17/17	4,000,000	4,255,690
Nordic Investment Bank
2.625% 10/6/14	1,300,000	1,350,777
2.250% 3/15/16	500,000	526,899
5.000% 2/1/17	1,567,000	1,837,421
1.000% 3/7/17	1,000,000	1,011,780
North American Development Bank
4.375% 2/11/20	500,000	584,559
2.400% 10/26/22	1,000,000	1,003,014

		153,700,421

U.S. Government Agencies (7.7%)
Federal Farm Credit Bank
0.250% 1/30/14	500,000	499,935
1.125% 2/27/14	4,000,000	4,040,024
2.625% 4/17/14	743,000	765,416
0.370% 6/11/14	500,000	500,308
0.360% 6/25/14	500,000	500,230
0.300% 8/21/14	3,000,000	2,998,859
3.000% 9/22/14	1,000,000	1,046,868
0.320% 3/12/15	1,824,000	1,823,478
0.875% 6/14/16	500,000	501,230
0.730% 7/26/16	1,000,000	999,920
5.125% 8/25/16	485,000	565,358
4.875% 1/17/17	4,895,000	5,715,328
2.500% 6/20/22	1,000,000	1,007,030

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Federal Home Loan Bank
1.625% 3/20/13	$1,000	$1,003
1.875% 6/21/13	1,000	1,008
5.125% 8/14/13	1,000	1,031
4.000% 9/6/13	4,000	4,103
0.375% 1/29/14	11,000,000	11,014,663
1.375% 5/28/14	5,750,000	5,839,441
5.250% 6/18/14	5,002,000	5,363,141
5.500% 8/13/14	3,901,000	4,228,402
0.400% 8/28/14	1,500,000	1,500,257
0.400% 11/14/14	1,000,000	1,000,883
2.750% 12/12/14	5,000,000	5,230,789
0.375% 1/15/15	5,000,000	5,001,055
0.450% 2/13/15	500,000	500,162
2.875% 6/12/15	2,500,000	2,653,475
0.550% 11/13/15	1,000,000	1,000,573
1.000% 3/11/16	5,000,000	5,077,830
5.375% 5/18/16	5,100,000	5,932,969
2.125% 6/10/16	5,000,000	5,269,100
5.625% 6/13/16	1,000,000	1,158,967
4.750% 12/16/16	10,371,000	12,062,245
4.875% 5/17/17	3,169,000	3,735,668
5.250% 6/5/17	950,000	1,132,256
1.050% 7/26/17	250,000	250,021
1.000% 8/9/17	500,000	500,033
5.000% 11/17/17	6,426,000	7,710,516
1.650% 7/18/19	250,000	250,697
4.125% 3/13/20	4,000,000	4,734,293
5.500% 7/15/36	3,000	4,121
Federal Home Loan Mortgage Corp.
2.500% 1/7/14	4,170,000	4,265,155
0.550% 1/9/14	5,000,000	5,000,405
4.500% 1/15/14	3,634,000	3,794,487
1.375% 2/25/14	15,000,000	15,190,663
0.400% 2/27/14	3,000,000	3,000,964
2.500% 4/23/14	5,243,000	5,395,101
5.000% 7/15/14	6,386,000	6,848,282
0.625% 7/25/14	1,500,000	1,500,498
3.000% 7/28/14	800,000	834,012
0.375% 8/28/14	2,000,000	2,001,615
5.000% 11/13/14	1,000,000	1,086,592
0.750% 11/25/14	5,000,000	5,040,372
0.625% 12/29/14	5,000,000	5,029,418
0.850% 1/9/15	5,000,000	5,000,828
0.800% 1/13/15	1,000,000	1,005,822
4.500% 1/15/15	1,916,000	2,075,282
0.650% 1/30/15	500,000	502,195
0.800% 1/30/15	1,500,000	1,500,870
2.875% 2/9/15	5,020,000	5,287,494
0.550% 2/13/15	1,000,000	1,003,061
0.550% 2/27/15	3,500,000	3,503,514
0.600% 5/22/15	250,000	250,290
1.000% 6/30/15	1,500,000	1,511,269
4.750% 11/17/15	6,915,000	7,769,321
0.750% 11/23/15	1,000,000	1,001,526
4.750% 1/19/16	3,500,000	3,955,888
0.850% 2/24/16	1,000,000	1,006,097
1.000% 2/24/16	1,000,000	1,007,554
1.000% 3/21/16	1,000,000	1,007,929
1.000% 5/16/16	250,000	250,643
5.500% 7/18/16	5,693,000	6,677,817
0.700% 9/27/16	250,000	250,427
0.750% 10/5/16	$2,000,000	$2,001,211
5.125% 10/18/16	5,500,000	6,433,453
2.250% 1/23/17	500,000	510,472
1.000% 3/8/17	5,000,000	5,066,421
5.000% 4/18/17	5,277,000	6,236,064
1.250% 5/12/17	5,000,000	5,112,267
1.250% 5/15/17	250,000	250,978
1.300% 6/7/17	500,000	502,463
2.250% 7/3/17	500,000	505,196
2.000% 7/17/17	2,500,000	2,524,634
1.000% 7/25/17	1,000,000	1,006,886
1.000% 7/28/17	5,000,000	5,052,249
2.000% 8/8/17	250,000	252,718
1.000% 9/29/17	5,000,000	5,044,635
5.125% 11/17/17	6,732,000	8,114,265
0.750% 1/12/18	5,000,000	4,970,919
4.875% 6/13/18	2,000,000	2,415,662
3.750% 3/27/19	7,220,000	8,358,341
2.000% 7/30/19	500,000	507,075
3.000% 7/31/19	500,000	507,327
1.250% 8/1/19	3,000,000	3,001,688
3.000% 8/1/19	3,000,000	3,043,909
1.250% 10/2/19	2,000,000	1,995,334
2.500% 10/17/19	1,000,000	1,031,439
2.375% 1/13/22	9,430,000	9,849,674
Federal National Mortgage Association
5.125% 1/2/14	90,000	94,306
2.750% 2/5/14	3,079,000	3,162,689
1.350% 2/24/14	539,000	545,599
1.250% 2/27/14	5,000,000	5,056,655
2.750% 3/13/14	15,150,000	15,600,419
2.500% 5/15/14	150,000	154,571
0.875% 8/28/14	7,500,000	7,570,993
3.000% 9/16/14	2,693,000	2,817,160
4.625% 10/15/14	2,000,000	2,154,844
2.625% 11/20/14	5,520,000	5,758,699
0.500% 11/21/14	2,000,000	2,001,847
0.750% 12/19/14	5,000,000	5,041,730
0.750% 1/30/15	500,000	502,738
0.560% 2/10/15	250,000	250,295
0.800% 2/13/15	1,000,000	1,006,114
5.000% 3/2/15	1,000,000	1,099,700
0.375% 3/16/15	5,000,000	5,003,493
5.000% 4/15/15	5,000,000	5,531,267
0.500% 5/27/15	5,000,000	5,017,362
0.625% 6/4/15	500,000	502,164
0.420% 6/5/15	3,000,000	3,001,888
0.500% 7/2/15	5,000,000	5,014,021
2.375% 7/28/15	5,000,000	5,252,359
2.150% 8/4/15	269,000	280,976
0.500% 8/20/15	2,500,000	2,501,349
0.600% 8/20/15	4,000,000	4,002,027
2.000% 9/21/15	400,000	416,921
0.500% 9/28/15	5,000,000	5,014,549
1.875% 10/15/15	339,000	352,451
4.375% 10/15/15	3,513,000	3,898,711
1.625% 10/26/15	5,000,000	5,169,673
0.800% 11/24/15	2,000,000	2,004,183
0.480% 11/25/15	1,000,000	1,000,605
0.500% 11/27/15	2,500,000	2,501,489
0.375% 12/21/15	5,000,000	4,991,700
0.700% 2/22/16	2,000,000	2,001,143

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
5.000% 3/15/16	$4,000,000	$4,573,102
2.375% 4/11/16	5,000,000	5,301,795
1.250% 6/20/16	500,000	502,401
0.850% 7/18/16	1,000,000	1,000,257
5.250% 9/15/16	5,100,000	5,973,051
1.250% 9/28/16	6,000,000	6,147,703
4.875% 12/15/16	3,400,000	3,964,853
1.000% 1/3/17	1,000,000	1,000,250
1.250% 2/27/17	500,000	500,794
1.250% 3/6/17	500,000	500,926
1.200% 3/8/17	500,000	500,906
1.125% 4/27/17	15,000,000	15,259,878
5.000% 5/11/17	2,609,000	3,086,524
(Zero Coupon), 6/1/17	3,000,000	2,886,150
5.375% 6/12/17	4,150,000	4,990,279
1.125% 6/28/17	500,000	502,254
1.000% 8/21/17	500,000	502,171
0.950% 8/23/17	2,000,000	2,007,529
0.875% 8/28/17	350,000	351,482
1.375% 8/28/17	3,500,000	3,506,413
1.000% 9/20/17	2,000,000	2,009,361
0.875% 10/26/17	2,250,000	2,257,074
0.900% 11/7/17	4,000,000	4,003,148
0.875% 12/20/17	5,000,000	5,006,652
1.000% 12/28/17	3,000,000	3,009,390
1.500% 8/28/18	1,000,000	1,006,105
1.250% 12/28/18	250,000	250,499
1.750% 1/30/19	500,000	505,869
1.550% 10/4/19	2,000,000	2,001,480
(Zero Coupon), 10/9/19	4,000,000	3,504,228
2.200% 10/25/22	250,000	250,544
Financing Corp.
10.700% 10/6/17 IO STRIPS	1,200,000	1,725,237

		504,838,352

U.S. Treasuries (54.0%)
U.S. Treasury Bonds
11.250% 2/15/15	3,098,000	3,814,235
9.875% 11/15/15	6,039,000	7,674,649
9.250% 2/15/16	6,068,000	7,732,836
7.250% 5/15/16	2,719,000	3,337,974
7.500% 11/15/16	15,712,000	19,913,621
8.750% 5/15/17	11,386,000	15,394,594
8.875% 8/15/17	2,903,000	3,992,548
9.125% 5/15/18	2,693,000	3,876,008
9.000% 11/15/18	1,386,000	2,032,087
8.875% 2/15/19	6,932,000	10,218,587
8.125% 8/15/19	12,482,000	18,164,996
U.S. Treasury Notes
0.250% 2/28/14	20,000,000	20,010,938
1.875% 2/28/14	16,240,000	16,552,430
0.250% 3/31/14	20,000,000	20,009,376
1.750% 3/31/14	14,975,000	15,260,052
1.250% 4/15/14	25,000,000	25,330,470
0.250% 4/30/14	35,000,000	35,015,040
1.875% 4/30/14	13,139,000	13,426,929
1.000% 5/15/14	40,000,000	40,427,968
4.750% 5/15/14	19,157,000	20,339,121
0.250% 5/31/14	45,000,000	45,020,390
2.250% 5/31/14	19,111,000	19,654,245
0.750% 6/15/14	50,000,000	50,387,695
0.250% 6/30/14	50,000,000	50,018,750
2.625% 6/30/14	$20,100,000	$20,817,476
0.625% 7/15/14	25,000,000	25,153,320
0.125% 7/31/14	50,000,000	49,915,235
2.625% 7/31/14	22,435,000	23,278,679
0.500% 8/15/14	25,000,000	25,109,375
4.250% 8/15/14	38,880,000	41,398,238
0.250% 8/31/14	58,000,000	58,015,857
2.375% 8/31/14	47,972,000	49,669,197
0.250% 9/15/14	25,000,000	25,005,860
0.250% 9/30/14	50,000,000	50,011,720
2.375% 9/30/14	23,464,000	24,334,275
0.250% 10/31/14	60,000,000	60,012,654
2.375% 10/31/14	27,197,000	28,244,191
0.375% 11/15/14	10,000,000	10,023,477
4.250% 11/15/14	18,464,000	19,834,808
0.250% 11/30/14	100,000,000	100,003,910
0.125% 12/31/14	55,000,000	54,864,651
2.625% 12/31/14	87,425,000	91,549,685
0.250% 1/15/15	30,000,000	29,991,798
0.250% 2/15/15	30,000,000	29,986,173
4.000% 2/15/15	16,392,000	17,678,003
2.500% 3/31/15	22,870,000	24,006,532
2.500% 4/30/15	41,732,000	43,857,724
2.125% 5/31/15	24,390,000	25,447,536
1.875% 6/30/15	30,000,000	31,163,202
0.250% 7/15/15	30,000,000	29,948,673
1.750% 7/31/15	25,965,000	26,912,925
0.250% 8/15/15	25,000,000	24,955,272
4.250% 8/15/15	19,365,000	21,335,842
1.250% 8/31/15	10,000,000	10,242,578
1.250% 9/30/15	42,079,000	43,129,330
1.250% 10/31/15	20,000,000	20,507,344
4.500% 11/15/15	20,579,000	23,009,894
1.375% 11/30/15	30,000,000	30,882,423
2.125% 12/31/15	10,000,000	10,522,734
4.500% 2/15/16	5,000,000	5,635,429
2.125% 2/29/16	30,000,000	31,633,827
2.625% 2/29/16	10,157,000	10,868,783
2.375% 3/31/16	7,520,000	7,994,700
2.000% 4/30/16	8,000,000	8,416,687
2.625% 4/30/16	7,000,000	7,507,774
5.125% 5/15/16	13,582,000	15,704,187
1.750% 5/31/16	10,000,000	10,445,547
1.500% 6/30/16	10,000,000	10,365,391
3.250% 6/30/16	9,000,000	9,872,578
1.500% 7/31/16	30,000,000	31,105,314
3.250% 7/31/16	10,554,000	11,597,856
4.875% 8/15/16	13,723,000	15,884,480
3.000% 8/31/16	17,972,000	19,611,945
1.000% 9/30/16	25,000,000	25,475,977
3.000% 9/30/16	28,118,000	30,729,898
1.000% 10/31/16	35,000,000	35,667,188
3.125% 10/31/16	18,464,000	20,294,676
4.625% 11/15/16	15,000,000	17,357,695
2.750% 11/30/16	49,079,000	53,312,447
0.875% 12/31/16	10,000,000	10,137,188
3.250% 12/31/16	20,000,000	22,150,000
0.875% 1/31/17	10,000,000	10,132,734
3.125% 1/31/17	3,811,000	4,207,433
4.625% 2/15/17	5,167,000	6,022,784
0.875% 2/28/17	35,000,000	35,461,017
3.000% 2/28/17	17,464,000	19,210,536

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
1.000% 3/31/17	$20,000,000	$20,357,812
3.250% 3/31/17	12,079,000	13,432,225
0.875% 4/30/17	25,000,000	25,307,617
3.125% 4/30/17	18,464,000	20,460,420
4.500% 5/15/17	16,272,000	19,004,806
2.750% 5/31/17	14,964,000	16,359,978
0.750% 6/30/17	30,000,000	30,178,827
2.500% 6/30/17	34,000,000	36,834,220
0.500% 7/31/17	15,000,000	14,909,179
2.375% 7/31/17	10,000,000	10,783,594
4.750% 8/15/17	18,010,000	21,383,920
0.625% 8/31/17	40,000,000	39,964,064
1.875% 8/31/17	15,000,000	15,842,578
0.625% 9/30/17	30,000,000	29,946,093
1.875% 9/30/17	42,000,000	44,349,375
0.750% 10/31/17	25,000,000	25,082,030
4.250% 11/15/17	12,154,000	14,231,290
0.625% 11/30/17	25,000,000	24,917,773
2.250% 11/30/17	35,000,000	37,635,937
0.750% 12/31/17	30,000,000	30,051,564
3.500% 2/15/18	28,139,000	32,041,308
2.750% 2/28/18	30,000,000	33,046,875
2.625% 4/30/18	5,000,000	5,479,609
3.875% 5/15/18	7,225,000	8,395,902
2.375% 5/31/18	15,000,000	16,250,859
2.375% 6/30/18	10,000,000	10,836,953
2.250% 7/31/18	30,000,000	32,311,875
4.000% 8/15/18	9,910,000	11,643,553
1.500% 8/31/18	15,000,000	15,529,921
1.375% 9/30/18	21,000,000	21,587,015
1.750% 10/31/18	20,000,000	20,974,688
3.750% 11/15/18	23,294,000	27,123,678
1.375% 12/31/18	14,000,000	14,363,016
1.250% 1/31/19	25,000,000	25,451,368
2.750% 2/15/19	25,007,000	27,689,196
1.375% 2/28/19	15,000,000	15,370,430
3.125% 5/15/19	32,304,000	36,580,998
3.625% 8/15/19	34,684,000	40,387,080
1.000% 9/30/19	5,000,000	4,965,313
3.375% 11/15/19	33,782,000	38,840,327
3.625% 2/15/20	35,176,000	41,096,012
3.500% 5/15/20	35,925,000	41,708,925
2.625% 8/15/20	45,000,000	49,416,327
2.625% 11/15/20	35,000,000	38,410,585
3.625% 2/15/21	45,000,000	52,821,562
3.125% 5/15/21	44,500,000	50,463,000
2.125% 8/15/21	45,000,000	47,306,250
2.000% 11/15/21	30,000,000	31,136,016
2.000% 2/15/22	37,000,000	38,262,625
1.750% 5/15/22	15,000,000	15,129,843
1.625% 8/15/22	33,000,000	32,782,923
1.625% 11/15/22	20,000,000	19,780,626

		3,543,448,161

Total Government Securities		4,376,308,425

Total Long-Term Debt Securities (96.2%)
(Cost $6,007,562,426)		6,313,900,583

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:
Financials (0.0%)
Thrifts & Mortgage Finance (0.0%)
Fannie Mae
8.250% (l)*	22,000	$36,740
Freddie Mac
8.375% (l)*	17,000	29,750

Total Preferred Stocks (0.0%) (Cost $18,166)		66,490

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs) (3.0%)
iShares Barclays 1-3 Year Treasury Bond Fund	1,420,000	119,876,400
iShares Barclays 7-10 Year Treasury Bond Fund	690,000	74,168,100

Total Investment Companies (3.0%)
(Cost $192,616,089)		194,044,500

Total Investments (99.2%) (Cost $6,200,196,681)		6,508,011,573
Other Assets Less Liabilities (0.8%)		52,558,303

Net Assets (100%)		$6,560,569,876

*	Non-income producing.
†	Securities (totaling $0 or 0.0% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2012, the market value of these securities amounted to $33,119,738 or 0.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2012.

Glossary:

IO	— Interest Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$120,071,731	$—	$120,071,731
Consumer Staples	—	152,440,694	—	152,440,694
Energy	—	178,657,512	—	178,657,512
Financials	—	831,679,305	—	831,679,305
Health Care	—	148,047,263	—	148,047,263
Industrials	—	118,317,900	—	118,317,900
Information Technology	—	87,697,865	—	87,697,865
Materials	—	92,606,241	—	92,606,241
Telecommunication Services	—	93,650,945	—	93,650,945
Utilities	—	114,422,702	—	114,422,702
Government Securities
Foreign Governments	—	161,996,268	—	161,996,268
Municipal Bonds	—	12,325,223	—	12,325,223
Supranational	—	153,700,421	—	153,700,421
U.S. Government Agencies	—	504,838,352	—	504,838,352
U.S. Treasuries	—	3,543,448,161	—	3,543,448,161
Investment Companies
Exchange Traded Funds (ETFs)	194,044,500	—	—	194,044,500
Preferred Stocks
Financials	66,490	—	—	66,490

Total Assets	$194,110,990	$6,313,900,583	$—	$6,508,011,573

Total Liabilities	$—	$—	$—	$—

Total	$194,110,990	$6,313,900,583	$—	$6,508,011,573

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Financials††

Balance as of 12/31/11	$—
Total gains or losses (realized/unrealized) included in earnings	—
Purchases	—
Sales	—
Issuances	—
Settlements	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/12	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$—

††	Securities at fair value have $0 market value.

The Portfolio held no derivative contracts during the year ended December 31, 2012.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$724,355,950
Long-term U.S. government debt securities	1,331,767,352

$2,056,123,302

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$972,162,248
Long-term U.S. government debt securities	1,317,430,871

$2,289,593,119

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$319,463,424
Aggregate gross unrealized depreciation	(12,622,693)

Net unrealized appreciation	$306,840,731

Federal income tax cost of investments	$6,201,170,842

The Portfolio has a net capital loss carryforward of $286,862,993 of which $85,699,478 expires in the year 2016 and $201,163,515 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $34,219,353 during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $6,200,196,681)	$6,508,011,573
Cash	46,269,247
Receivable for securities sold	91,100,375
Dividends, interest and other receivables	43,077,196
Receivable from Separate Accounts for Trust shares sold	5,466,782
Other assets	19,114

Total assets	6,693,944,287

LIABILITIES
Payable for securities purchased	126,621,977
Payable to Separate Accounts for Trust shares redeemed	3,416,630
Investment management fees payable	1,920,133
Administrative fees payable	565,904
Distribution fees payable - Class IB	314,459
Distribution fees payable - Class IA	24,595
Accrued expenses	510,713

Total liabilities	133,374,411

NET ASSETS	$6,560,569,876

Net assets were comprised of:
Paid in capital	$6,541,001,140
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(288,246,156)
Net unrealized appreciation (depreciation) on investments	307,814,892

Net assets	$6,560,569,876

Class IA
Net asset value, offering and redemption price per share, $116,261,582 / 11,456,852 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.15

Class IB
Net asset value, offering and redemption price per share, $1,485,443,176 / 146,130,538 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.17

Class K
Net asset value, offering and redemption price per share, $4,958,865,118 / 488,680,381 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.15

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Interest (net of $14,007 foreign withholding tax)	$138,958,862
Dividends	1,771,706

Total income	140,730,568

EXPENSES
Investment management fees	22,174,885
Administrative fees	6,533,857
Distribution fees - Class IB	3,589,597
Printing and mailing expenses	729,067
Distribution fees - Class IA	303,946
Professional fees	202,503
Trustees’ fees	184,728
Custodian fees	149,000
Miscellaneous	307,731

Total expenses	34,175,314

NET INVESTMENT INCOME (LOSS)	106,555,254

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	34,475,303
Net change in unrealized appreciation (depreciation) on securities	71,095,825

NET REALIZED AND UNREALIZED GAIN (LOSS)	105,571,128

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$212,126,382

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$106,555,254	$132,712,343
Net realized gain (loss) on investments	34,475,303	57,407,537
Net change in unrealized appreciation (depreciation) on investments	71,095,825	145,931,516

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	212,126,382	336,051,396

DIVIDENDS:
Dividends from net investment income
Class IA	(1,679,527)	(3,093,650)
Class IB	(21,495,483)	(25,273,316)
Class K†	(84,067,694)	(111,015,231)

TOTAL DIVIDENDS	(107,242,704)	(139,382,197)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 767,833 and 61,936,654 shares, respectively ]	7,787,881	611,643,079
Capital shares issued in reinvestment of dividends [ 165,685 and 309,935 shares, respectively ]	1,679,527	3,093,650
Capital shares repurchased [ (2,254,267) and (644,482,217) shares, respectively ]	(22,882,193)	(6,499,271,496	)(z)

Total Class IA transactions	(13,414,785)	(5,884,534,767)

Class IB
Capital shares sold [ 27,222,285 and 25,422,522 shares, respectively ]	276,645,275	252,305,601
Capital shares issued in reinvestment of dividends [ 2,116,899 and 2,532,074 shares, respectively ]	21,495,483	25,273,316
Capital shares repurchased [ (18,755,056) and (27,019,151) shares, respectively ]	(190,827,483)	(269,114,722)

Total Class IB transactions	107,313,275	8,464,195

Class K†
Capital shares sold [ 80,207,054 and 545,204,947 shares, respectively ]	814,545,554	5,525,174,740	(z)
Capital shares issued in reinvestment of dividends [ 8,294,105 and 11,143,322 shares, respectively ]	84,067,694	111,015,231
Capital shares repurchased [ (126,379,952) and (29,789,095) shares, respectively ]	(1,275,995,006)	(302,335,390)

Total Class K transactions	(377,381,758)	5,333,854,581

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(283,483,268)	(542,215,991)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(178,599,590)	(345,546,792)
NET ASSETS:
Beginning of year	6,739,169,466	7,084,716,258

End of year (a)	$6,560,569,876	$6,739,169,466

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$282,674

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/Core Bond Index Portfolio exchanged approximately 516,274,414 Class IA shares for approximately 516,274,414 Class K shares. This exchange amounted to approximately $5,232,243,545.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO(ff)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009		2008
Net asset value, beginning of year	$9.98	$9.71	$9.39	$9.36		$10.80

Income (loss) from investment operations:
Net investment income (loss)	0.15 (e)	0.21 (e)	0.28 (e)	0.30	(e)	0.45	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.17	0.28	0.28	(0.02	)†	(1.39)

Total from investment operations	0.32	0.49	0.56	0.28		(0.94)

Less distributions:
Dividends from net investment income	(0.15)	(0.22)	(0.24)	(0.25)		(0.50)

Net asset value, end of year	$10.15	$9.98	$9.71	$9.39		$9.36

Total return	3.20%	5.01%	6.03%	2.96%		(8.70)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$116,262	$127,549	$5,775,848	$2,975,095		$102,806
Ratio of expenses to average net assets (f)	0.72%	0.47%	0.47%	0.49%		0.57%
Ratio of net investment income (loss) to average net assets (f)	1.48%	2.11%	2.85%	3.15%		4.24%
Portfolio turnover rate	32%	79%	83%	189%		462%

	Year Ended December 31,
Class IB	2012	2011	2010	2009		2008
Net asset value, beginning of year	$10.00	$9.72	$9.40	$9.37		$10.81

Income (loss) from investment operations:
Net investment income (loss)	0.15 (e)	0.17 (e)	0.26 (e)	0.27	(e)	0.42	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.17	0.30	0.28	(0.01	)†	(1.39)

Total from investment operations	0.32	0.47	0.54	0.26		(0.97)

Less distributions:
Dividends from net investment income	(0.15)	(0.19)	(0.22)	(0.23)		(0.47)

Net asset value, end of year	$10.17	$10.00	$9.72	$9.40		$9.37

Total return	3.20%	4.85%	5.76%	2.70%		(8.93)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,485,443	$1,355,385	$1,308,869	$1,222,648		$1,104,157
Ratio of expenses to average net assets (f)	0.72%	0.72%	0.72%	0.74	%(c)	0.82	%(c)
Ratio of net investment income (loss) to average net assets (f)	1.47%	1.73%	2.64%	2.91%		4.05%
Portfolio turnover rate	32%	79%	83%	189%		462%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO(ff)

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.98	$10.12

Income (loss) from investment operations:
Net investment income (loss)	0.18 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments	0.17	0.02

Total from investment operations	0.35	0.08

Less distributions:
Dividends from net investment income	(0.18)	(0.22)

Net asset value, end of period	$10.15	$9.98

Total return (b)	3.46%	0.75%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,958,865	$5,256,236
Ratio of expenses to average net assets (a)(f)	0.47%	0.47%
Ratio of net investment income (loss) to average net assets (a)(f)	1.72%	1.74%
Portfolio turnover rate	32%	79%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(ff)	On September 25, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Bond Index Portfolio and EQ/Long Term Bond Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Core Bond Index Portfolio.

See Notes to Financial Statements.

EQ/DAVIS NEW YORK VENTURE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Davis Selected Advisers, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	11.88%	(0.59)%	1.44%
Portfolio – Class IB Shares*	11.99	(0.77)	1.23
Portfolio – Class K Shares**	12.16	N/A	13.53
S&P 500 Index	16.00	1.66	3.64
* Date of inception 8/31/06. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 11.88% for the year ended December 31, 2012. The Portfolio’s benchmark, the S&P 500 Index, returned 16.00% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Walt Disney and EOG Resources were among the most important contributors to performance.

•

The Portfolio’s Financial companies benefited from a higher relative average weighting in this stronger performing sector. Wells Fargo, Bank of New York Mellon and American Express were among the most important contributors to performance.

•

Consumer Staple companies were important contributors to both the Portfolio’s absolute performance and performance relative to the benchmark. Costco Wholesale and CVS Caremark were among the most important contributors to performance.

What hurt performance during the year:

•

Energy companies were the most important detractor from both the Portfolio’s absolute performance and also from performance relative to the benchmark. Canadian Natural Resources, Occidental Petroleum, OGX Petroleo e Gas Participacoes and Devon Energy were among the most important detractors from performance.

•	The Portfolio’s investment in non-U.S. companies underperformed the domestic companies held by the Portfolio.

•

The Portfolio’s Consumer Discretionary companies underperformed the corresponding sector within the benchmark and had a lower relative average weighting in this stronger performing sector. Groupon and Bed Bath & Beyond were among the most important detractors from performance.

•

The Portfolio’s Financial companies underperformed the corresponding sector within the benchmark. Julius Baer Group and Fairfax Financial Holdings were among the most important detractors from performance.

•	A higher relative average weighting in the weaker performing Consumer Staples sector detracted from performance.

Portfolio Positioning and Outlook

The Portfolio’s investment strategy is to perform extensive research to buy what the Adviser believes are durable companies at a discount to their intrinsic values and to hold them for the long term. The Adviser focuses deliberately on the future, considering each company’s long-term business fundamentals.

Sector Weightings as of December 31, 2012	% of Net Assets
Financials	36.4%
Consumer Staples	14.3
Consumer Discretionary	10.0
Information Technology	9.8
Materials	8.7
Energy	8.3
Industrials	5.0
Health Care	3.5
Telecommunication Services	0.3
Cash and Other	3.7

100.0%

EQ/DAVIS NEW YORK VENTURE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,051.70	$6.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.19	6.01
Class IB
Actual	1,000.00	1,052.70	6.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.18	6.01
Class K
Actual	1,000.00	1,053.30	4.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.44	4.74

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.18%, 1.18% and 0.93%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.0%)
Automobiles (0.5%)
Harley-Davidson, Inc.	35,550	$1,736,262

Household Durables (0.1%)
Hunter Douglas N.V.	13,143	510,669

Internet & Catalog Retail (1.9%)
Groupon, Inc.*	144,180	703,598
Liberty Interactive Corp.*	119,920	2,360,026
Liberty Ventures*	7,498	508,065
Netflix, Inc.*	40,840	3,789,135

		7,360,824

Media (2.3%)
Grupo Televisa S.A.B. (ADR)	25,990	690,814
Walt Disney Co.	167,820	8,355,758

		9,046,572

Specialty Retail (4.9%)
Bed Bath & Beyond, Inc.*	241,452	13,499,581
CarMax, Inc.*	118,760	4,458,250
Tiffany & Co.	21,370	1,225,356

		19,183,187

Textiles, Apparel & Luxury Goods (0.3%)
Cie Financiere Richemont S.A., Class A	13,150	1,051,520

Total Consumer Discretionary		38,889,034

Consumer Staples (14.3%)
Beverages (3.5%)
Coca-Cola Co.	160,500	5,818,125
Diageo plc (ADR)	40,695	4,744,223
Heineken Holding N.V.	57,767	3,164,285

		13,726,633

Food & Staples Retailing (9.7%)
Costco Wholesale Corp.	130,590	12,898,374
CVS Caremark Corp.	492,910	23,832,198
Sysco Corp.	42,530	1,346,500

		38,077,072

Food Products (0.2%)
Nestle S.A. (Registered)	12,720	829,015

Personal Products (0.2%)
Natura Cosmeticos S.A.	23,000	659,959

Tobacco (0.7%)
Philip Morris International, Inc.	32,190	2,692,372

Total Consumer Staples		55,985,051

Energy (8.3%)
Energy Equipment & Services (1.3%)
Schlumberger Ltd.	39,550	2,740,420
Transocean Ltd.	49,894	2,227,767

		4,968,187

Oil, Gas & Consumable Fuels (7.0%)
Canadian Natural Resources Ltd.	381,190	11,004,955
Devon Energy Corp.	63,260	3,292,050

EOG Resources, Inc.	32,250	$3,895,478
Occidental Petroleum Corp.	122,990	9,422,264

		27,614,747

Total Energy		32,582,934

Financials (36.4%)
Capital Markets (8.6%)
Ameriprise Financial, Inc.	21,030	1,317,109
Bank of New York Mellon Corp.	838,070	21,538,399
Charles Schwab Corp.	198,530	2,850,891
Goldman Sachs Group, Inc.	13,620	1,737,367
Julius Baer Group Ltd.*	171,464	6,169,042

		33,612,808

Commercial Banks (5.8%)
Wells Fargo & Co.	660,927	22,590,485

Consumer Finance (5.6%)
American Express Co.	380,305	21,859,931

Diversified Financial Services (1.1%)
CME Group, Inc./Illinois	16,250	824,037
JPMorgan Chase & Co.	76,400	3,359,308

		4,183,345

Insurance (13.6%)
ACE Ltd.	51,090	4,076,982
Alleghany Corp.*	17,238	5,781,970
Berkshire Hathaway, Inc., Class B*	185,610	16,649,217
Everest Reinsurance Group Ltd.	20,075	2,207,246
Fairfax Financial Holdings Ltd.	7,750	2,796,709
Loews Corp.	253,491	10,329,758
Markel Corp.*	1,442	624,992
Progressive Corp.	516,339	10,894,753

		53,361,627

Real Estate Management & Development (1.7%)
Brookfield Asset Management, Inc., Class A	73,716	2,701,692
Hang Lung Group Ltd.	663,700	3,797,930

		6,499,622

Total Financials		142,107,818

Health Care (3.5%)
Health Care Providers & Services (3.2%)
Express Scripts Holding Co.*	221,000	11,934,000
Laboratory Corp. of America Holdings*	6,360	550,903

		12,484,903

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	31,102	1,273,316

Total Health Care		13,758,219

Industrials (5.0%)
Commercial Services & Supplies (0.9%)
Iron Mountain, Inc.	110,021	3,416,152

Electrical Equipment (0.4%)
Emerson Electric Co.	31,570	1,671,947

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Machinery (1.1%)
PACCAR, Inc.	92,490	$4,181,473

Marine (1.3%)
Kuehne + Nagel International AG (Registered)	41,551	5,056,789

Transportation Infrastructure (1.3%)
China Merchants Holdings International Co., Ltd.	1,619,328	5,284,078

Total Industrials		19,610,439

Information Technology (9.8%)
Computers & Peripherals (0.3%)
Hewlett-Packard Co.	87,070	1,240,747

Internet Software & Services (4.5%)
Google, Inc., Class A*	25,035	17,759,078

IT Services (1.1%)
International Business Machines Corp.	7,540	1,444,287
Visa, Inc., Class A	18,920	2,867,894

		4,312,181

Semiconductors & Semiconductor Equipment (1.2%)
Intel Corp.	57,520	1,186,638
Texas Instruments, Inc.	113,400	3,508,596

		4,695,234

Software (2.7%)
Activision Blizzard, Inc.	211,300	2,244,006
Microsoft Corp.	141,761	3,789,271
Oracle Corp.	131,500	4,381,580

		10,414,857

Total Information Technology		38,422,097

Materials (8.7%)
Chemicals (6.9%)
Air Products and Chemicals, Inc.	54,340	4,565,647
Ecolab, Inc.	58,660	4,217,654
Monsanto Co.	128,353	12,148,611
Potash Corp. of Saskatchewan, Inc.	74,789	3,043,164
Praxair, Inc.	28,100	3,075,545

		27,050,621

Construction Materials (0.4%)
Martin Marietta Materials, Inc.	15,410	1,452,855

Metals & Mining (1.4%)
BHP Billiton plc	73,550	2,584,510
Rio Tinto plc	48,138	2,805,120

		5,389,630

Paper & Forest Products (0.0%)
Sino-Forest Corp.*(b)†	282,990	—
Sino-Forest Corp. (ADR)*§(b)†	6,800	—

		—

Total Materials		33,893,106

Telecommunication Services (0.3%)
Wireless Telecommunication Services (0.3%)
America Movil S.A.B. de C.V. (ADR)	43,320	$1,002,425

Total Telecommunication Services		1,002,425

Total Common Stocks (96.3%) (Cost $299,646,678)		376,251,123

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bond (0.0%)
Materials (0.0%)
Paper & Forest Products (0.0%)
Sino-Forest Corp. 5.000%, 8/1/13*(h)§(b)	$1,664,000	231,920

Total Materials		231,920

Total Convertible Bonds		231,920

Total Long-Term Debt Securities (0.0%) (Cost $1,664,000)		231,920

SHORT-TERM INVESTMENT:
Commercial Paper (3.5%)
Bank of Nova Scotia/New York 0.05%, 1/2/13 (p)	13,620,000	13,619,966

Total Short-Term Investments (3.5%) (Cost $13,619,983)		13,619,966

Total Investments (99.8%) (Cost $314,930,661)		390,103,009
Other Assets Less Liabilities (0.2%)		659,374

Net Assets (100%)		$390,762,383

*	Non-income producing.
†	Securities (totaling $0 or 0.0% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2012, the market value of these securities amounted to $231,920 or 0.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(h)	Security in default.
(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$37,326,845	$1,562,189	$—	$38,889,034
Consumer Staples	51,331,792	4,653,259	—	55,985,051
Energy	32,582,934	—	—	32,582,934
Financials	132,140,846	9,966,972	—	142,107,818
Health Care	13,758,219	—	—	13,758,219
Industrials	9,269,572	10,340,867	—	19,610,439
Information Technology	38,422,097	—	—	38,422,097
Materials	28,503,476	5,389,630	—	33,893,106
Telecommunication Services	1,002,425	—	—	1,002,425
Convertible Bonds
Materials	—	231,920	—	231,920
Short-Term Investments	—	13,619,966	—	13,619,966

Total Assets	$344,338,206	$45,764,803	$—	$390,103,009

Total Liabilities	$—	$—	$—	$—

Total	$344,338,206	$45,764,803	$—	$390,103,009

(a)	A security with a market value of $659,959 transferred from Level 1 to Level 2 since the beginning of the period because it is valued using fair value factors based on third party vendor modeling tools.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Common Stocks – Materials††
Balance as of 12/31/11	$149,423
Total gains or losses (realized/unrealized) included in earnings	(149,423)
Purchases	—
Sales	—
Issuances	—
Settlements	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/12	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	(149,423)

††	Includes securities at fair value with $0 market value.

The Portfolio held no derivatives contracts during the year ended December 31, 2012.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$78,753,079
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$111,481,468

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$80,500,752
Aggregate gross unrealized depreciation	(18,877,565)

Net unrealized appreciation	$61,623,187

Federal income tax cost of investments	$328,479,822

For the year ended December 31, 2012, the Portfolio incurred approximately $3,213 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $552,029,801 of which $18,606,033 expires in the year 2016 and $533,423,768 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $12,530,823 during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $314,930,661)	$390,103,009
Cash	2,107
Receivable for securities sold	1,132,194
Dividends, interest and other receivables	240,392
Receivable from Separate Accounts for Trust shares sold	94,864
Other assets	723

Total assets	391,573,289

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	342,239
Investment management fees payable	241,743
Distribution fees payable - Class IB	71,141
Administrative fees payable	35,992
Distribution fees payable - Class IA	3,738
Accrued expenses	116,053

Total liabilities	810,906

NET ASSETS	$390,762,383

Net assets were comprised of:
Paid in capital	$881,138,655
Accumulated undistributed net investment income (loss)	29,115
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(565,578,963)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	75,173,576

Net assets	$390,762,383

Class IA
Net asset value, offering and redemption price per share, $17,719,016 / 1,726,593 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.26

Class IB
Net asset value, offering and redemption price per share, $337,407,344 / 32,869,178 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.27

Class K
Net asset value, offering and redemption price per share, $35,636,023 / 3,472,189 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.26

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $120,447 foreign withholding tax)	$8,534,983
Interest	31,912

Total income	8,566,895

EXPENSES
Investment management fees	3,393,311
Distribution fees - Class IB	865,655
Administrative fees	435,418
Professional fees	53,719
Printing and mailing expenses	44,324
Distribution fees - Class IA	42,212
Custodian fees	42,000
Trustees’ fees	11,422
Miscellaneous	27,370

Gross expenses	4,915,431
Less: Waiver from investment advisor	(146,254)
Fees paid indirectly	(18,739)

Net expenses	4,750,438

NET INVESTMENT INCOME (LOSS)	3,816,457

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	12,877,873
Foreign currency transactions	(34,097)

Net realized gain (loss)	12,843,776

Change in unrealized appreciation (depreciation) on:
Securities	27,972,810
Foreign currency translations	(1,046)

Net change in unrealized appreciation (depreciation)	27,971,764

NET REALIZED AND UNREALIZED GAIN (LOSS)	40,815,540

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$44,631,997

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,816,457	$2,190,064
Net realized gain (loss) on investments and foreign currency transactions	12,843,776	9,935,475
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	27,971,764	(30,791,004)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	44,631,997	(18,665,465)

DIVIDENDS:
Dividends from net investment income
Class IA	(153,882)	(99,534)
Class IB	(2,905,474)	(1,108,410)
Class K†	(395,969)	(186,088)

TOTAL DIVIDENDS	(3,455,325)	(1,394,032)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 436,087 and 2,068,739 shares, respectively ]	4,344,337	18,860,138
Capital shares issued in reinvestment of dividends [ 14,957 and 11,170 shares, respectively ]	153,882	99,534
Capital shares repurchased [ (439,361) and (4,461,602) shares, respectively ]	(4,372,538)	(40,803,513	)(z)

Total Class IA transactions	125,681	(21,843,841)

Class IB
Capital shares sold [ 1,684,432 and 2,700,740 shares, respectively ]	16,868,597	26,217,174
Capital shares issued in reinvestment of dividends [ 282,369 and 124,263 shares, respectively ]	2,905,474	1,108,410
Capital shares repurchased [ (5,491,452) and (6,705,050) shares, respectively ]	(54,793,746)	(64,002,937)

Total Class IB transactions	(35,019,675)	(36,677,353)

Class K†
Capital shares sold [ 171,880 and 3,763,267 shares, respectively ]	1,710,076	34,046,795	(z)
Capital shares issued in reinvestment of dividends [ 38,492 and 20,833 shares, respectively ]	395,969	186,088
Capital shares repurchased [ (440,705) and (81,578) shares, respectively ]	(4,411,876)	(742,678)

Total Class K transactions	(2,305,831)	33,490,205

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(37,199,825)	(25,030,989)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,976,847	(45,090,486)
NET ASSETS:
Beginning of year	386,785,536	431,876,022

End of year (a)	$390,762,383	$386,785,536

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$29,115	$(326,654)

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/Davis New York Venture Portfolio exchanged approximately 2,339,670 Class IA shares for approximately 2,339,670 Class K shares. This exchange amounted to approximately $20,714,838.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.25	$9.73	$8.78	$6.71	$11.13

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.07 (e)	0.07 (e)	0.09 (e)	0.09 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.00	(0.50)	0.98	2.13 †	(4.44)

Total from investment operations	1.10	(0.43)	1.05	2.22	(4.35)

Less distributions:
Dividends from net investment income	(0.09)	(0.05)	(0.10)	(0.15)	(0.07)

Net asset value, end of year	$10.26	$9.25	$9.73	$8.78	$6.71

Total return	11.88%	(4.37)%	11.96%	33.13%	(39.11)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$17,719	$15,862	$39,869	$30,527	$691,615
Ratio of expenses to average net assets:
After waivers	1.22%	0.99%	0.99%	1.02%	1.00%
After waivers and fees paid indirectly	1.21%	0.99%	0.99%	1.00%	0.97%
Before waivers and fees paid indirectly	1.25%	0.99%	0.99%	1.02%	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers	0.95%	0.74%	0.79%	1.36%	1.00%
After waivers and fees paid indirectly	0.95%	0.74%	0.79%	1.38%	1.03%
Before waivers and fees paid indirectly	0.91%	0.74%	0.79%	1.36%	1.00%
Portfolio turnover rate	21%	14%	17%	27%	19%

	Year Ended December 31,
Class IB	2012	2011	2010	2009		2008
Net asset value, beginning of year	$9.25	$9.73	$8.78	$6.71		$11.13

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.05 (e)	0.05 (e)	0.10	(e)	0.07	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.02	(0.50)	0.97	2.10	†	(4.44)

Total from investment operations	1.11	(0.45)	1.02	2.20		(4.37)

Less distributions:
Dividends from net investment income	(0.09)	(0.03)	(0.07)	(0.13)		(0.05)

Net asset value, end of year	$10.27	$9.25	$9.73	$8.78		$6.71

Total return	11.99%	(4.61)%	11.68%	32.79%		(39.27)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$337,407	$336,677	$392,007	$367,431		$259,138
Ratio of expenses to average net assets:
After waivers	1.22%	1.24%	1.24%	1.27	%(c)	1.25	%(c)
After waivers and fees paid indirectly	1.21%	1.24%	1.24%	1.19%		1.22%
Before waivers and fees paid indirectly	1.25%	1.24%	1.24%	1.27	%(c)	1.25	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	0.93%	0.50%	0.53%	1.31%		0.72%
After waivers and fees paid indirectly	0.93%	0.50%	0.53%	1.40%		0.75%
Before waivers and fees paid indirectly	0.89%	0.50%	0.53%	1.31%		0.72%
Portfolio turnover rate	21%	14%	17%	27%		19%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.25	$8.79

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.03 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.01	0.48

Total from investment operations	1.13	0.51

Less distributions:
Dividends from net investment income	(0.12)	(0.05)

Net asset value, end of period	$10.26	$9.25

Total return (b)	12.16%	5.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$35,636	$34,247
Ratio of expenses to average net assets:
After waivers (a)	0.97%	0.99%
After waivers and fees paid indirectly (a)	0.96%	0.98%
Before waivers and fees paid indirectly (a)	1.00%	0.99%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.18%	0.80%
After waivers and fees paid indirectly (a)	1.18%	0.81%
Before waivers and fees paid indirectly (a)	1.14%	0.80%
Portfolio turnover rate	21%	14%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	15.24%	1.29%	6.73%
Portfolio – Class IB Shares**	15.26	1.09	6.49
Portfolio – Class K Shares***	15.54	N/A	18.80
S&P 500 Index	16.00	1.66	7.10
* Date of inception 3/1/94. ** Date of inception 5/1/97. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 15.24% for the year ended December 31, 2012. The Portfolio’s benchmark, the S&P 500 Index, returned 16.00% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to relative performance during the year ending December 31, 2012 were Financials, Information Technology, Consumer Discretionary, Health Care and Industrials.

•

The top five stocks that provided the most positive impact on benchmark performance during the year ending December 31, 2012 were Apple Inc., Bank of America Corp., J P Morgan Chase & Co., General Electric Co. and Wells Fargo & Co.

What hurt performance during the year:

•	The sectors that had the least impact on performance during the year ending December 31, 2012 were Utilities, Materials, Telecommunication Services, Energy and Consumer Staples.

•

The five stocks that provided the most negative impact to performance of the benchmark during the year ending December 31, 2012 were Hewlett-Packard Co., Intel Corp., Occidental Petroleum Corp., McDonalds Corp. and Exelon Corp

Sector Weightings as of December 31, 2012	% of Net Assets
Information Technology	18.9%
Financials	15.5
Health Care	11.9
Consumer Discretionary	11.5
Energy	10.9
Consumer Staples	10.6
Industrials	10.1
Materials	3.6
Utilities	3.4
Telecommunication Services	3.0
Cash and Other	0.6

100.0%

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,056.10	$3.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.98	3.19
Class IB
Actual	1,000.00	1,056.30	3.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.98	3.19
Class K
Actual	1,000.00	1,057.90	1.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.24	1.92

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.63%, 0.63% and 0.38%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.5%)
Auto Components (0.3%)
BorgWarner, Inc.*	27,510	$1,970,266
Delphi Automotive plc*	68,236	2,610,027
Goodyear Tire & Rubber Co.*	58,750	811,338
Johnson Controls, Inc.	164,200	5,040,940

		10,432,571

Automobiles (0.5%)
Ford Motor Co.	916,048	11,862,822
Harley-Davidson, Inc.	54,750	2,673,990

		14,536,812

Distributors (0.1%)
Genuine Parts Co.	37,200	2,365,176

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	24,150	505,218
H&R Block, Inc.	65,050	1,207,979

		1,713,197

Hotels, Restaurants & Leisure (1.8%)
Carnival Corp.	107,400	3,949,098
Chipotle Mexican Grill, Inc.*	7,651	2,275,866
Darden Restaurants, Inc.	30,750	1,385,903
International Game Technology	64,100	908,297
Marriott International, Inc., Class A	60,427	2,252,114
McDonald’s Corp.	242,200	21,364,462
Starbucks Corp.	182,500	9,785,650
Starwood Hotels & Resorts Worldwide, Inc.	47,200	2,707,392
Wyndham Worldwide Corp.	34,145	1,816,855
Wynn Resorts Ltd.	19,079	2,146,197
Yum! Brands, Inc.	109,480	7,269,472

		55,861,306

Household Durables (0.3%)
D.R. Horton, Inc.	66,650	1,318,337
Garmin Ltd.	26,160	1,067,851
Harman International Industries, Inc.	16,100	718,704
Leggett & Platt, Inc.	33,750	918,675
Lennar Corp., Class A	39,100	1,511,997
Newell Rubbermaid, Inc.	69,276	1,542,777
PulteGroup, Inc.*	81,107	1,472,903
Whirlpool Corp.	18,666	1,899,265

		10,450,509

Internet & Catalog Retail (1.1%)
Amazon.com, Inc.*	86,850	21,811,509
Expedia, Inc.	22,459	1,380,105
Netflix, Inc.*	13,400	1,243,252
priceline.com, Inc.*	12,006	7,458,127
TripAdvisor, Inc.*	26,259	1,101,828

		32,994,821

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	27,808	998,307
Mattel, Inc.	81,850	2,997,347

		3,995,654

Media (3.6%)
Cablevision Systems Corp. - New York Group, Class A	51,800	$773,892
CBS Corp., Class B	142,900	5,437,345
Comcast Corp., Class A	642,650	24,022,257
DIRECTV*	150,810	7,564,630
Discovery Communications, Inc., Class A*	59,316	3,765,380
Gannett Co., Inc.	55,550	1,000,455
Interpublic Group of Cos., Inc.	104,926	1,156,285
McGraw-Hill Cos., Inc.	67,300	3,679,291
News Corp., Class A	488,900	12,486,506
Omnicom Group, Inc.	63,800	3,187,448
Scripps Networks Interactive, Inc., Class A	20,761	1,202,477
Time Warner Cable, Inc.	73,597	7,152,892
Time Warner, Inc.	227,900	10,900,457
Viacom, Inc., Class B	113,700	5,996,538
Walt Disney Co.	430,900	21,454,511
Washington Post Co., Class B	1,150	419,991

		110,200,355

Multiline Retail (0.8%)
Big Lots, Inc.*	14,250	405,555
Dollar General Corp.*	63,860	2,815,587
Dollar Tree, Inc.*	55,280	2,242,157
Family Dollar Stores, Inc.	23,250	1,474,283
J.C. Penney Co., Inc.	34,150	673,097
Kohl’s Corp.	51,800	2,226,364
Macy’s, Inc.	96,672	3,772,141
Nordstrom, Inc.	36,700	1,963,450
Sears Holdings Corp.*	1	41
Target Corp.	157,300	9,307,441

		24,880,116

Specialty Retail (2.2%)
Abercrombie & Fitch Co., Class A	19,834	951,437
AutoNation, Inc.*	9,239	366,788
AutoZone, Inc.*	9,000	3,189,870
Bed Bath & Beyond, Inc.*	55,750	3,116,982
Best Buy Co., Inc.	63,875	756,919
CarMax, Inc.*	54,846	2,058,919
GameStop Corp., Class A	29,613	742,990
Gap, Inc.	71,575	2,221,688
Home Depot, Inc.	362,108	22,396,380
Limited Brands, Inc.	57,307	2,696,867
Lowe’s Cos., Inc.	273,850	9,727,152
O’Reilly Automotive, Inc.*	28,614	2,558,664
PetSmart, Inc.	25,940	1,772,740
Ross Stores, Inc.	53,800	2,913,270
Staples, Inc.	163,825	1,867,605
Tiffany & Co.	28,600	1,639,924
TJX Cos., Inc.	176,800	7,505,160
Urban Outfitters, Inc.*	26,208	1,031,547

		67,514,902

Textiles, Apparel & Luxury Goods (0.6%)
Coach, Inc.	68,450	3,799,660
Fossil, Inc.*	13,132	1,222,589
NIKE, Inc., Class B	176,700	9,117,720
Ralph Lauren Corp.	14,650	2,196,328

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

VF Corp.	21,100	$3,185,467

		19,521,764

Total Consumer Discretionary		354,467,183

Consumer Staples (10.6%)
Beverages (2.4%)
Beam, Inc.	38,050	2,324,474
Brown-Forman Corp., Class B	36,375	2,300,719
Coca-Cola Co.	929,866	33,707,642
Coca-Cola Enterprises, Inc.	66,450	2,108,458
Constellation Brands, Inc., Class A*	35,350	1,251,037
Dr. Pepper Snapple Group, Inc.	50,525	2,232,195
Molson Coors Brewing Co., Class B	37,300	1,596,067
Monster Beverage Corp.*	36,840	1,948,099
PepsiCo, Inc.	373,753	25,575,918

		73,044,609

Food & Staples Retailing (2.4%)
Costco Wholesale Corp.	103,850	10,257,264
CVS Caremark Corp.	305,545	14,773,101
Kroger Co.	123,400	3,210,868
Safeway, Inc.	57,450	1,039,270
Sysco Corp.	140,800	4,457,728
Walgreen Co.	205,850	7,618,509
Wal-Mart Stores, Inc.	403,718	27,545,679
Whole Foods Market, Inc.	41,250	3,767,363

		72,669,782

Food Products (1.7%)
Archer-Daniels-Midland Co.	158,116	4,330,797
Campbell Soup Co.	43,200	1,507,248
ConAgra Foods, Inc.	97,450	2,874,775
Dean Foods Co.*	44,360	732,384
General Mills, Inc.	155,700	6,291,837
H.J. Heinz Co.	76,900	4,435,592
Hershey Co.	36,400	2,628,808
Hormel Foods Corp.	32,158	1,003,651
J.M. Smucker Co.	26,347	2,272,165
Kellogg Co.	59,300	3,311,905
Kraft Foods Group, Inc.	142,077	6,460,241
McCormick & Co., Inc. (Non-Voting)	31,900	2,026,607
Mead Johnson Nutrition Co.	48,900	3,222,021
Mondelez International, Inc., Class A	426,231	10,856,104
Tyson Foods, Inc., Class A	69,450	1,347,330

		53,301,465

Household Products (2.1%)
Clorox Co.	31,150	2,280,803
Colgate-Palmolive Co.	107,100	11,196,234
Kimberly-Clark Corp.	94,894	8,011,900
Procter & Gamble Co.	661,505	44,909,575

		66,398,512

Personal Products (0.2%)
Avon Products, Inc.	103,750	1,489,850
Estee Lauder Cos., Inc., Class A	57,700	3,453,922

		4,943,772

Tobacco (1.8%)
Altria Group, Inc.	488,200	$15,339,244
Lorillard, Inc.	31,374	3,660,405
Philip Morris International, Inc.	404,900	33,865,836
Reynolds American, Inc.	78,700	3,260,541

		56,126,026

Total Consumer Staples		326,484,166

Energy (10.9%)
Energy Equipment & Services (1.8%)
Baker Hughes, Inc.	105,557	4,310,948
Cameron International Corp.*	59,124	3,338,141
Diamond Offshore Drilling, Inc.	16,647	1,131,330
Ensco plc, Class A	55,720	3,303,082
FMC Technologies, Inc.*	57,260	2,452,446
Halliburton Co.	222,750	7,727,197
Helmerich & Payne, Inc.	25,419	1,423,718
Nabors Industries Ltd.*	69,700	1,007,165
National Oilwell Varco, Inc.	102,397	6,998,835
Noble Corp.	60,580	2,109,396
Rowan Cos., plc, Class A*	29,800	931,846
Schlumberger Ltd.	318,738	22,085,356

		56,819,460

Oil, Gas & Consumable Fuels (9.1%)
Anadarko Petroleum Corp.	119,994	8,916,754
Apache Corp.	93,930	7,373,505
Cabot Oil & Gas Corp.	50,368	2,505,304
Chesapeake Energy Corp.	124,600	2,070,852
Chevron Corp.	471,334	50,970,059
ConocoPhillips	291,684	16,914,755
CONSOL Energy, Inc.	54,600	1,752,660
Denbury Resources, Inc.*	93,952	1,522,022
Devon Energy Corp.	90,300	4,699,212
EOG Resources, Inc.	64,900	7,839,271
EQT Corp.	35,967	2,121,334
Exxon Mobil Corp.#	1,108,660	95,954,523
Hess Corp.	71,350	3,778,696
Kinder Morgan, Inc.	151,887	5,366,168
Marathon Oil Corp.	169,314	5,191,167
Marathon Petroleum Corp.	81,257	5,119,191
Murphy Oil Corp.	44,300	2,638,065
Newfield Exploration Co.*	32,400	867,672
Noble Energy, Inc.	42,753	4,349,690
Occidental Petroleum Corp.	194,500	14,900,645
Peabody Energy Corp.	64,350	1,712,354
Phillips 66	150,592	7,996,435
Pioneer Natural Resources Co.	29,529	3,147,496
QEP Resources, Inc.	42,639	1,290,683
Range Resources Corp.	39,069	2,454,705
Southwestern Energy Co.*	83,543	2,791,172
Spectra Energy Corp.	156,756	4,291,979
Tesoro Corp.	33,554	1,478,054
Valero Energy Corp.	132,435	4,518,682
Williams Cos., Inc.	161,600	5,290,784
WPX Energy, Inc.*	47,733	710,267

		280,534,156

Total Energy		337,353,616

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Financials (15.5%)
Capital Markets (2.0%)
Ameriprise Financial, Inc.	50,657	$3,172,648
Bank of New York Mellon Corp.	283,719	7,291,578
BlackRock, Inc.	30,764	6,359,226
Charles Schwab Corp.	263,105	3,778,188
E*TRADE Financial Corp.*	61,590	551,230
Franklin Resources, Inc.	33,217	4,175,377
Goldman Sachs Group, Inc.	108,292	13,813,728
Invesco Ltd.	106,851	2,787,743
Legg Mason, Inc.	28,863	742,356
Morgan Stanley	332,113	6,350,001
Northern Trust Corp.	52,500	2,633,400
State Street Corp.	115,020	5,407,090
T. Rowe Price Group, Inc.	60,986	3,972,018

		61,034,583

Commercial Banks (2.8%)
BB&T Corp.	167,850	4,886,114
Comerica, Inc.	46,450	1,409,293
Fifth Third Bancorp	220,617	3,351,172
First Horizon National Corp.	59,696	591,587
Huntington Bancshares, Inc./Ohio	206,088	1,316,902
KeyCorp	226,550	1,907,551
M&T Bank Corp.	28,950	2,850,707
PNC Financial Services Group, Inc.	127,179	7,415,807
Regions Financial Corp.	339,402	2,416,542
SunTrust Banks, Inc.	129,300	3,665,655
U.S. Bancorp	455,195	14,538,928
Wells Fargo & Co.	1,179,853	40,327,376
Zions Bancorp	44,200	945,880

		85,623,514

Consumer Finance (0.9%)
American Express Co.	236,910	13,617,587
Capital One Financial Corp.	139,544	8,083,784
Discover Financial Services	123,671	4,767,517
SLM Corp.	112,692	1,930,414

		28,399,302

Diversified Financial Services (3.5%)
Bank of America Corp.	2,588,371	30,025,104
Citigroup, Inc.	704,344	27,863,849
CME Group, Inc./Illinois	73,415	3,722,875
IntercontinentalExchange, Inc.*	17,547	2,172,494
JPMorgan Chase & Co.	912,341	40,115,634
Leucadia National Corp.	47,542	1,131,024
Moody’s Corp.	46,476	2,338,672
NASDAQ OMX Group, Inc.	28,423	710,859
NYSE Euronext	59,021	1,861,522

		109,942,033

Insurance (4.0%)
ACE Ltd.	81,427	6,497,875
Aflac, Inc.	112,500	5,976,000
Allstate Corp.	116,476	4,678,841
American International Group, Inc.*	354,549	12,515,580
Aon plc	77,425	4,304,830

Assurant, Inc.	19,380	$672,486
Berkshire Hathaway, Inc., Class B*	440,482	39,511,235
Chubb Corp.	63,900	4,812,948
Cincinnati Financial Corp.	35,063	1,373,067
Genworth Financial, Inc., Class A*	118,070	886,706
Hartford Financial Services Group, Inc.	104,600	2,347,224
Lincoln National Corp.	67,028	1,736,025
Loews Corp.	74,997	3,056,128
Marsh & McLennan Cos., Inc.	130,650	4,503,505
MetLife, Inc.	255,099	8,402,961
Principal Financial Group, Inc.	66,600	1,899,432
Progressive Corp.	134,550	2,839,005
Prudential Financial, Inc.	111,900	5,967,627
Torchmark Corp.	22,925	1,184,535
Travelers Cos., Inc.	92,574	6,648,665
Unum Group	67,270	1,400,561
XL Group plc	73,400	1,839,404

		123,054,640

Real Estate Investment Trusts (REITs) (2.2%)
American Tower Corp. (REIT)	94,942	7,336,168
Apartment Investment & Management Co. (REIT), Class A	34,863	943,393
AvalonBay Communities, Inc. (REIT)	26,744	3,626,219
Boston Properties, Inc. (REIT)	36,200	3,830,322
Equity Residential (REIT)	76,900	4,357,923
HCP, Inc. (REIT)	108,468	4,900,584
Health Care REIT, Inc. (REIT)	61,143	3,747,455
Host Hotels & Resorts, Inc. (REIT)	173,489	2,718,573
Kimco Realty Corp. (REIT)	97,670	1,886,984
Plum Creek Timber Co., Inc. (REIT)	38,750	1,719,338
Prologis, Inc. (REIT)	110,562	4,034,407
Public Storage (REIT)	34,600	5,015,616
Simon Property Group, Inc. (REIT)	72,905	11,525,551
Ventas, Inc. (REIT)	70,926	4,590,331
Vornado Realty Trust (REIT)	40,605	3,251,648
Weyerhaeuser Co. (REIT)	129,069	3,590,700

		67,075,212

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	72,450	1,441,755

Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	114,114	927,747
People’s United Financial, Inc.	84,293	1,019,102

		1,946,849

Total Financials		478,517,888

Health Care (11.9%)
Biotechnology (1.6%)
Alexion Pharmaceuticals, Inc.*	46,400	4,352,784
Amgen, Inc.	185,130	15,980,421
Biogen Idec, Inc.*	56,789	8,329,243
Celgene Corp.*	103,600	8,155,392

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Gilead Sciences, Inc.*	181,700	$13,345,865

		50,163,705

Health Care Equipment & Supplies (2.6%)
Abbott Laboratories	376,950	24,690,225
Baxter International, Inc.	131,400	8,759,124
Becton, Dickinson and Co.	47,900	3,745,301
Boston Scientific Corp.*	340,756	1,952,532
C.R. Bard, Inc.	18,750	1,832,625
CareFusion Corp.*	53,287	1,522,943
Covidien plc	115,296	6,657,191
DENTSPLY International, Inc.	34,030	1,347,928
Edwards Lifesciences Corp.*	27,829	2,509,341
Intuitive Surgical, Inc.*	9,663	4,738,445
Medtronic, Inc.	245,000	10,049,900
St. Jude Medical, Inc.	75,322	2,722,137
Stryker Corp.	69,450	3,807,249
Varian Medical Systems, Inc.*	26,638	1,871,053
Zimmer Holdings, Inc.	41,950	2,796,387

		79,002,381

Health Care Providers & Services (1.9%)
Aetna, Inc.	80,222	3,714,279
AmerisourceBergen Corp.	56,500	2,439,670
Cardinal Health, Inc.	81,875	3,371,612
Cigna Corp.	69,250	3,702,105
Coventry Health Care, Inc.	32,250	1,445,767
DaVita HealthCare Partners, Inc.*	19,994	2,209,937
Express Scripts Holding Co.*	194,755	10,516,770
Humana, Inc.	38,850	2,666,276
Laboratory Corp. of America Holdings*	23,000	1,992,260
McKesson Corp.	56,731	5,500,638
Patterson Cos., Inc.	20,400	698,292
Quest Diagnostics, Inc.	38,150	2,223,001
Tenet Healthcare Corp.*	24,975	810,938
UnitedHealth Group, Inc.	248,000	13,451,520
WellPoint, Inc.	72,950	4,444,114

		59,187,179

Health Care Technology (0.1%)
Cerner Corp.*	34,946	2,713,208

Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc.	83,623	3,423,526
Life Technologies Corp.*	42,106	2,066,562
PerkinElmer, Inc.	27,300	866,502
Thermo Fisher Scientific, Inc.	87,800	5,599,884
Waters Corp.*	21,100	1,838,232

		13,794,706

Pharmaceuticals (5.3%)
Allergan, Inc.	73,900	6,778,847
Bristol-Myers Squibb Co.	403,273	13,142,667
Eli Lilly and Co.	245,260	12,096,223
Forest Laboratories, Inc.*	56,100	1,981,452
Hospira, Inc.*	39,610	1,237,416
Johnson & Johnson	662,160	46,417,416
Merck & Co., Inc.	731,517	29,948,306
Mylan, Inc.*	97,450	2,677,926
Perrigo Co.	21,170	2,202,315
Pfizer, Inc.	1,793,994	44,993,370

Watson Pharmaceuticals, Inc.*	30,650	$2,635,900

		164,111,838

Total Health Care		368,973,017

Industrials (10.1%)
Aerospace & Defense (2.4%)
Boeing Co.	162,474	12,244,041
General Dynamics Corp.	79,600	5,513,892
Honeywell International, Inc.	187,512	11,901,387
L-3 Communications Holdings, Inc.	23,200	1,777,584
Lockheed Martin Corp.	64,708	5,971,901
Northrop Grumman Corp.	59,370	4,012,225
Precision Castparts Corp.	34,950	6,620,229
Raytheon Co.	79,750	4,590,410
Rockwell Collins, Inc.	34,150	1,986,505
Textron, Inc.	67,400	1,670,846
United Technologies Corp.	201,500	16,525,015

		72,814,035

Air Freight & Logistics (0.8%)
C.H. Robinson Worldwide, Inc.	38,752	2,449,902
Expeditors International of Washington, Inc.	50,548	1,999,173
FedEx Corp.	70,110	6,430,489
United Parcel Service, Inc., Class B	172,650	12,729,485

		23,609,049

Airlines (0.1%)
Southwest Airlines Co.	178,418	1,827,000

Building Products (0.0%)
Masco Corp.	85,750	1,428,595

Commercial Services & Supplies (0.5%)
ADT Corp.	55,218	2,567,085
Avery Dennison Corp.	24,300	848,556
Cintas Corp.	25,850	1,057,265
Iron Mountain, Inc.	39,838	1,236,970
Pitney Bowes, Inc.	48,100	511,784
Republic Services, Inc.	71,901	2,108,856
Stericycle, Inc.*	20,615	1,922,761
Tyco International Ltd.	110,436	3,230,253
Waste Management, Inc.	104,656	3,531,093

		17,014,623

Construction & Engineering (0.2%)
Fluor Corp.	40,100	2,355,474
Jacobs Engineering Group, Inc.*	31,114	1,324,523
Quanta Services, Inc.*	51,100	1,394,519

		5,074,516

Electrical Equipment (0.7%)
Eaton Corp. plc	110,775	6,004,005
Emerson Electric Co.	174,700	9,252,112
Rockwell Automation, Inc.	33,950	2,851,461
Roper Industries, Inc.	23,555	2,625,911

		20,733,489

Industrial Conglomerates (2.4%)
3M Co.	152,800	14,187,480

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Danaher Corp.	140,300	$7,842,770
General Electric Co.	2,535,983	53,230,283

		75,260,533

Machinery (1.9%)
Caterpillar, Inc.	157,700	14,126,766
Cummins, Inc.	42,600	4,615,710
Deere & Co.	94,100	8,132,122
Dover Corp.	43,900	2,884,669
Flowserve Corp.	12,297	1,805,200
Illinois Tool Works, Inc.	103,595	6,299,612
Ingersoll-Rand plc	68,815	3,300,367
Joy Global, Inc.	25,400	1,620,012
PACCAR, Inc.	84,850	3,836,068
Pall Corp.	27,950	1,684,267
Parker Hannifin Corp.	35,900	3,053,654
Pentair Ltd. (Registered)	50,358	2,475,096
Snap-on, Inc.	14,000	1,105,860
Stanley Black & Decker, Inc.	40,396	2,988,092
Xylem, Inc.	44,500	1,205,950

		59,133,445

Professional Services (0.1%)
Dun & Bradstreet Corp.	10,756	845,959
Equifax, Inc.	28,750	1,555,950
Robert Half International, Inc.	34,000	1,081,880

		3,483,789

Road & Rail (0.8%)
CSX Corp.	249,700	4,926,581
Norfolk Southern Corp.	76,750	4,746,220
Ryder System, Inc.	12,300	614,139
Union Pacific Corp.	113,800	14,306,936

		24,593,876

Trading Companies & Distributors (0.2%)
Fastenal Co.	64,666	3,019,256
W.W. Grainger, Inc.	14,400	2,914,128

		5,933,384

Total Industrials		310,906,334

Information Technology (18.9%)
Communications Equipment (1.9%)
Cisco Systems, Inc.	1,270,550	24,966,307
F5 Networks, Inc.*	19,000	1,845,850
Harris Corp.	27,184	1,330,929
JDS Uniphase Corp.*	55,650	753,501
Juniper Networks, Inc.*	126,400	2,486,288
Motorola Solutions, Inc.	68,714	3,825,996
QUALCOMM, Inc.	409,100	25,372,382

		60,581,253

Computers & Peripherals (5.0%)
Apple, Inc.	225,230	120,054,347
Dell, Inc.	349,902	3,544,507
EMC Corp.*	504,000	12,751,200
Hewlett-Packard Co.	472,229	6,729,263
NetApp, Inc.*	87,200	2,925,560
SanDisk Corp.*	57,950	2,524,302
Seagate Technology plc	84,860	2,586,533
Western Digital Corp.	53,420	2,269,816

		153,385,528

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	38,656	$2,501,043
Corning, Inc.	357,592	4,512,811
FLIR Systems, Inc.	36,197	807,555
Jabil Circuit, Inc.	44,850	865,157
Molex, Inc.	33,000	901,890
TE Connectivity Ltd.	102,710	3,812,595

		13,401,051

Internet Software & Services (2.2%)
Akamai Technologies, Inc.*	42,558	1,741,048
eBay, Inc.*	278,550	14,211,621
Google, Inc., Class A*	63,667	45,163,460
VeriSign, Inc.*	37,550	1,457,691
Yahoo!, Inc.*	250,297	4,980,910

		67,554,730

IT Services (3.8%)
Accenture plc, Class A	152,500	10,141,250
Automatic Data Processing, Inc.	116,350	6,633,113
Cognizant Technology Solutions Corp., Class A*	71,700	5,309,385
Computer Sciences Corp.	37,300	1,493,865
Fidelity National Information Services, Inc.	60,099	2,092,046
Fiserv, Inc.*	32,550	2,572,426
International Business Machines Corp.	258,001	49,420,092
Mastercard, Inc., Class A	25,850	12,699,588
Paychex, Inc.	77,475	2,412,572
SAIC, Inc.	68,100	770,892
Teradata Corp.*	40,455	2,503,760
Total System Services, Inc.	38,825	831,632
Visa, Inc., Class A	125,573	19,034,355
Western Union Co.	144,649	1,968,673

		117,883,649

Office Electronics (0.1%)
Xerox Corp.	313,896	2,140,771

Semiconductors & Semiconductor Equipment (2.0%)
Advanced Micro Devices, Inc.*	144,400	346,560
Altera Corp.	76,800	2,644,992
Analog Devices, Inc.	71,750	3,017,805
Applied Materials, Inc.	297,200	3,399,968
Broadcom Corp., Class A*	123,450	4,099,774
First Solar, Inc.*	14,400	444,672
Intel Corp.	1,201,580	24,788,595
KLA-Tencor Corp.	39,950	1,908,012
Lam Research Corp.*	41,088	1,484,509
Linear Technology Corp.	55,250	1,895,075
LSI Corp.*	133,900	948,012
Microchip Technology, Inc.	46,436	1,513,349
Micron Technology, Inc.*	244,350	1,551,623
NVIDIA Corp.	148,750	1,828,138
Teradyne, Inc.*	45,050	760,895
Texas Instruments, Inc.	273,231	8,453,767
Xilinx, Inc.	62,950	2,259,905

		61,345,651

Software (3.5%)
Adobe Systems, Inc.*	118,050	4,448,124
Autodesk, Inc.*	54,450	1,924,807

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

BMC Software, Inc.*	35,250	$1,398,015
CA, Inc.	82,225	1,807,305
Citrix Systems, Inc.*	44,950	2,955,462
Electronic Arts, Inc.*	76,450	1,110,819
Intuit, Inc.	66,300	3,944,850
Microsoft Corp.	1,812,173	48,439,384
Oracle Corp.	914,697	30,477,704
Red Hat, Inc.*	46,310	2,452,578
Salesforce.com, Inc.*	30,718	5,163,696
Symantec Corp.*	168,790	3,174,940

		107,297,684

Total Information Technology		583,590,317

Materials (3.6%)
Chemicals (2.5%)
Air Products and Chemicals, Inc.	50,850	4,272,417
Airgas, Inc.	16,659	1,520,800
CF Industries Holdings, Inc.	15,045	3,056,542
Dow Chemical Co.	287,701	9,298,496
E.I. du Pont de Nemours & Co.	223,400	10,046,298
Eastman Chemical Co.	36,700	2,497,435
Ecolab, Inc.	63,241	4,547,028
FMC Corp.	32,960	1,928,819
International Flavors & Fragrances, Inc.	19,600	1,304,184
LyondellBasell Industries N.V., Class A	91,160	5,204,325
Monsanto Co.	128,048	12,119,743
Mosaic Co.	66,410	3,760,798
PPG Industries, Inc.	36,700	4,967,345
Praxair, Inc.	71,650	7,842,093
Sherwin-Williams Co.	20,450	3,145,619
Sigma-Aldrich Corp.	29,050	2,137,499

		77,649,441

Construction Materials (0.1%)
Vulcan Materials Co.	31,100	1,618,755

Containers & Packaging (0.1%)
Ball Corp.	37,100	1,660,225
Bemis Co., Inc.	24,750	828,135
Owens-Illinois, Inc.*	39,582	841,909
Sealed Air Corp.	46,634	816,561

		4,146,830

Metals & Mining (0.7%)
Alcoa, Inc.	256,198	2,223,799
Allegheny Technologies, Inc.	25,650	778,734
Cliffs Natural Resources, Inc.	34,200	1,318,752
Freeport-McMoRan Copper & Gold, Inc.	227,988	7,797,190
Newmont Mining Corp.	119,100	5,531,004
Nucor Corp.	76,250	3,292,475
Titanium Metals Corp.	17,683	291,946
United States Steel Corp.	34,600	825,902

		22,059,802

Paper & Forest Products (0.2%)
International Paper Co.	105,035	4,184,595
MeadWestvaco Corp.	41,659	1,327,672

		5,512,267

Total Materials		110,987,095

Telecommunication Services (3.0%)
Diversified Telecommunication Services (2.7%)
AT&T, Inc.	1,385,600	$46,708,576
CenturyLink, Inc.	149,530	5,849,614
Frontier Communications Corp.	239,790	1,026,301
Verizon Communications, Inc.	684,196	29,605,161
Windstream Corp.	141,186	1,169,020

		84,358,672

Wireless Telecommunication Services (0.3%)
Crown Castle International Corp.*	70,350	5,076,456
MetroPCS Communications, Inc.*	75,850	753,949
Sprint Nextel Corp.*	720,591	4,085,751

		9,916,156

Total Telecommunication Services		94,274,828

Utilities (3.4%)
Electric Utilities (2.0%)
American Electric Power Co., Inc.	116,430	4,969,232
Duke Energy Corp.	169,100	10,788,580
Edison International	78,200	3,533,858
Entergy Corp.	42,550	2,712,562
Exelon Corp.	204,920	6,094,321
FirstEnergy Corp.	100,432	4,194,040
NextEra Energy, Inc.	101,550	7,026,244
Northeast Utilities	75,894	2,965,938
Pepco Holdings, Inc.	54,955	1,077,668
Pinnacle West Capital Corp.	26,300	1,340,774
PPL Corp.	139,388	3,990,678
Southern Co.	210,050	8,992,241
Xcel Energy, Inc.	117,045	3,126,272

		60,812,408

Gas Utilities (0.1%)
AGL Resources, Inc.	28,160	1,125,555
ONEOK, Inc.	49,214	2,103,899

		3,229,454

Independent Power Producers & Energy Traders (0.1%)
AES Corp.	149,100	1,595,370
NRG Energy, Inc.	54,668	1,256,817

		2,852,187

Multi-Utilities (1.2%)
Ameren Corp.	58,250	1,789,440
CenterPoint Energy, Inc.	102,650	1,976,012
CMS Energy Corp.	63,600	1,550,568
Consolidated Edison, Inc.	70,350	3,907,239
Dominion Resources, Inc.	137,646	7,130,063
DTE Energy Co.	41,250	2,477,063
Integrys Energy Group, Inc.	18,724	977,767
NiSource, Inc.	74,359	1,850,796
PG&E Corp.	102,400	4,114,432
Public Service Enterprise Group, Inc.	121,500	3,717,900
SCANA Corp.	31,511	1,438,162
Sempra Energy	54,022	3,832,321

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

TECO Energy, Inc.	48,800	$817,888
Wisconsin Energy Corp.	55,304	2,037,952

		37,617,603

Total Utilities		104,511,652

Total Investments (99.4%) (Cost $2,395,101,453)		3,070,066,096
Other Assets Less Liabilities (0.6%)		19,002,012

Net Assets (100%)		$3,089,068,108

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $15,319,350.

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	237	March-13	$16,747,737	$16,828,185	$80,448

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$354,467,183	$—	$—	$354,467,183
Consumer Staples	326,484,166	—	—	326,484,166
Energy	337,353,616	—	—	337,353,616
Financials	478,517,888	—	—	478,517,888
Health Care	368,973,017	—	—	368,973,017
Industrials	310,906,334	—	—	310,906,334
Information Technology	583,590,317	—	—	583,590,317
Materials	110,987,095	—	—	110,987,095
Telecommunication Services	94,274,828	—	—	94,274,828
Utilities	104,511,652	—	—	104,511,652
Futures	80,448	—	—	80,448

Total Assets	$3,070,146,544	$—	$—	$3,070,146,544

Total Liabilities	$—	$—	$—	$—

Total	$3,070,146,544	$—	$—	$3,070,146,544

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary	Investments in Preferred Stocks- Consumer Discretionary

Balance as of 12/31/11	$—	$—
Total gains or losses (realized/unrealized) included in earnings	6,612	574
Purchases	—	—
Sales	(6,612)	(574)
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/12	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$—	$—

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	80,448	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$80,448

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	1,814,964	—	—	1,814,964
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,814,964	$—	$—	$1,814,964

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(150,833)	—	—	(150,833)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(150,833)	$—	$—	$(150,833)

The Portfolio held futures contracts with an average notional balance of approximately $16,870,000 during the year ended December 31, 2012

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

Investment security transactions for the year ended December 31, 2012. were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$152,648,616
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$216,829,808

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,039,425,900
Aggregate gross unrealized depreciation	(416,227,655)

Net unrealized appreciation	$623,198,245

Federal income tax cost of investments	$2,446,867,851

The Portfolio utilized net capital loss carryforward of $8,456,001 during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $2,395,101,453)	$3,070,066,096
Cash	20,410,034
Dividends, interest and other receivables	3,394,587
Receivable from Separate Accounts for Trust shares sold	3,168,469
Receivable for securities sold	454,174
Due from broker for futures variation margin	427,795
Other assets	16,764

Total assets	3,097,937,919

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	4,689,358
Payable for securities purchased	2,596,166
Investment management fees payable	651,958
Distribution fees payable - Class IB	359,823
Administrative fees payable	267,358
Distribution fees payable - Class IA	253,230
Trustees’ fees payable	3,688
Accrued expenses	48,230

Total liabilities	8,869,811

NET ASSETS	$3,089,068,108

Net assets were comprised of:
Paid in capital	$2,466,323,791
Accumulated undistributed net investment income (loss)	1,407,549
Accumulated undistributed net realized gain (loss) on investments and futures	(53,708,323)
Net unrealized appreciation (depreciation) on investments and futures	675,045,091

Net assets	$3,089,068,108

Class IA
Net asset value, offering and redemption price per share, $1,200,443,325 / 48,354,824 shares outstanding (unlimited amount authorized: $0.01 par value)	$24.83

Class IB
Net asset value, offering and redemption price per share, $1,705,859,293 / 69,037,031 shares outstanding (unlimited amount authorized: $0.01 par value)	$24.71

Class K
Net asset value, offering and redemption price per share, $182,765,490 / 7,362,147 shares outstanding (unlimited amount authorized: $0.01 par value)	$24.83

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $40,465 foreign withholding tax)	$70,461,086
Interest	18,453

Total income	70,479,539

EXPENSES
Investment management fees	7,573,555
Distribution fees - Class IB	4,170,502
Administrative fees	3,106,396
Distribution fees - Class IA	2,961,882
Printing and mailing expenses	335,742
Professional fees	116,972
Custodian fees	101,500
Trustees’ fees	85,326
Miscellaneous	82,414

Total expenses	18,534,289

NET INVESTMENT INCOME (LOSS)	51,945,250

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	19,192,242
Futures	1,814,964

Net realized gain (loss)	21,007,206

Change in unrealized appreciation (depreciation) on:
Securities	347,834,218
Futures	(150,833)

Net change in unrealized appreciation (depreciation)	347,683,385

NET REALIZED AND UNREALIZED GAIN (LOSS)	368,690,591

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$420,635,841

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$51,945,250	$46,287,401
Net realized gain (loss) on investments and futures	21,007,206	14,088,421
Net change in unrealized appreciation (depreciation) on investments and futures	347,683,385	(9,360,206)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	420,635,841	51,015,616

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(20,062,449)	(19,919,546)
Class IB	(28,479,510)	(23,211,626)
Class K†	(3,510,755)	(2,747,380)

	(52,052,714)	(45,878,552)

Distributions from net realized capital gains
Class IA	(504,896)	—
Class IB	(720,140)	—
Class K†	(76,588)	—

	(1,301,624)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(53,354,338)	(45,878,552)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,869,437 and 4,516,630 shares, respectively ]	94,158,881	99,498,060
Capital shares issued in reinvestment of dividends and distributions [ 826,333 and 940,629 shares, respectively ]	20,567,345	19,919,546
Capital shares repurchased [ (6,384,148) and (17,167,728) shares, respectively ]	(154,419,526)	(375,912,428	)(z)

Total Class IA transactions	(39,693,300)	(256,494,822)

Class IB
Capital shares sold [ 10,096,165 and 9,059,238 shares, respectively ]	241,942,824	199,500,421
Capital shares issued in reinvestment of dividends and distributions [ 1,178,723 and 1,101,153 shares, respectively ]	29,199,650	23,211,626
Capital shares repurchased [ (12,252,459) and (14,996,074) shares, respectively ]	(294,827,155)	(333,132,807)

Total Class IB transactions	(23,684,681)	(110,420,760)

Class K†
Capital shares sold [ 2,116,659 and 7,279,682 shares, respectively ]	50,286,161	156,652,834	(z)
Capital shares issued in reinvestment of dividends and distributions [ 144,147 and 129,735 shares, respectively ]	3,587,343	2,747,380
Capital shares repurchased [ (1,997,469) and (310,607) shares, respectively ]	(48,526,885)	(6,697,131)

Total Class K transactions	5,346,619	152,703,083

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(58,031,362)	(214,212,499)

TOTAL INCREASE (DECREASE) IN NET ASSETS	309,250,141	(209,075,435)
NET ASSETS:
Beginning of year	2,779,817,967	2,988,893,402

End of year (a)	$3,089,068,108	$2,779,817,967

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,407,549	$1,313,559

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/Equity 500 Index Portfolio exchanged approximately 3,560,900 Class IA shares for approximately 3,560,900 Class K shares. This exchange amounted to approximately $73,886,044.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009	2008
Net asset value, beginning of year	$21.92	$21.94	$19.44	$15.76	$26.05

Income (loss) from investment operations:
Net investment income (loss)	0.41 (e)	0.38 (e)	0.34 (e)	0.37 (e)	0.43 (e)
Net realized and unrealized gain (loss) on investments and futures	2.93	(0.01)†	2.51	3.74	(10.07)

Total from investment operations	3.34	0.37	2.85	4.11	(9.64)

Less distributions:
Dividends from net investment income	(0.42)	(0.39)	(0.35)	(0.38)	(0.43)
Distributions from net realized gains	(0.01)	—	—	(0.05)	(0.22)

Total dividends and distributions	(0.43)	(0.39)	(0.35)	(0.43)	(0.65)

Net asset value, end of year	$24.83	$21.92	$21.94	$19.44	$15.76

Total return	15.24%	1.76%	14.66%	26.18%	(37.16)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,200,443	$1,096,867	$1,354,694	$1,256,337	$1,030,854
Ratio of expenses to average net assets	0.63%	0.37%	0.37%	0.39%	0.39%
Ratio of net investment income (loss) to average net assets	1.70%	1.71%	1.70%	2.23%	1.99%
Portfolio turnover rate	5%	3%	5%	9%	9%

	Year Ended December 31,
Class IB	2012	2011	2010	2009	2008
Net asset value, beginning of year	$21.81	$21.83	$19.34	$15.68	$25.92

Income (loss) from investment operations:
Net investment income (loss)	0.41 (e)	0.33 (e)	0.29 (e)	0.33 (e)	0.37 (e)
Net realized and unrealized gain (loss) on investments and futures	2.92	(0.01)†	2.49	3.71	(10.01)

Total from investment operations	3.33	0.32	2.78	4.04	(9.64)

Less distributions:
Dividends from net investment income	(0.42)	(0.34)	(0.29)	(0.33)	(0.38)
Distributions from net realized gains	(0.01)	—	—	(0.05)	(0.22)

Total dividends and distributions	(0.43)	(0.34)	(0.29)	(0.38)	(0.60)

Net asset value, end of year	$24.71	$21.81	$21.83	$19.34	$15.68

Total return	15.26%	1.50%	14.39%	25.85%	(37.32)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,705,859	$1,527,357	$1,634,200	$1,507,813	$1,193,767
Ratio of expenses to average net assets	0.63%	0.62%	0.62%	0.64%	0.64%
Ratio of net investment income (loss) to average net assets	1.70%	1.47%	1.45%	1.98%	1.72%
Portfolio turnover rate	5%	3%	5%	9%	9%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$21.92	$20.44

Income (loss) from investment operations:
Net investment income (loss)	0.47 (e)	0.15 (e)
Net realized and unrealized gain (loss) on investments and futures	2.94	1.72

Total from investment operations	3.41	1.87

Less distributions:
Dividends from net investment income	(0.49)	(0.39)
Distributions from net realized gains	(0.01)	—

Total dividends and distributions	(0.50)	(0.39)

Net asset value, end of period	$24.83	$21.92

Total return (b)	15.54%	9.22%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$182,765	$155,594
Ratio of expenses to average net assets (a)	0.38%	0.37%
Ratio of net investment income (loss) to average net assets (a)	1.95%	1.99%
Portfolio turnover rate	5%	3%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/EQUITY GROWTH PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Capital Management, Inc.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	14.16%	(1.04)%	6.75%
Portfolio – Class IB Shares*	14.23	(1.18)	6.54
Portfolio – Class K Shares***	14.52	N/A	13.04
Russell 1000® Growth Index	15.26	3.12	7.52
VMI - LCG	15.68	5.65	9.03
* Date of inception 8/31/01. ** Date of inception 10/2/02. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 14.16% for the year ended December 31, 2012. The Portfolio’s benchmarks, the Russell 1000® Growth Index, returned 15.26% and the VMI — LCG returned 15.68% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the Information Technology sector contributed positively to absolute and relative performance. The Portfolio’s investments in the Internet software & services industry accounted for much of the strength, with eBay Inc. and Rackspace Hosting Inc. each experiencing significant gains. Other standout performers included Apple Inc. and Salesforce.com, Inc.

•	In the Consumer Discretionary sector, Amazon.com Inc. delivered excellent performance as Internet retail continued to gain market share from traditional store-based retailers.

•	Overall sector allocation boosted relative performance due to an overweight position in Health Care and an underweight in Energy.

What hurt performance during the year:

•

Investments in the Health Care sector had the largest negative impact on relative performance during the year. The Portfolio’s Health Care providers & services industry holdings performed particularly poorly, with AmerisourceBergen Corp. and Express Scripts Holding Co. underperforming notably. Other detractors in the sector included Intuitive Surgical Inc. and Celgene Corp.

•	Stock selection in Consumer Staples also had a negative impact, with a large position in Proctor & Gamble Co. failing to keep up with the broader market early in the year.

•	In the Energy sector, energy producers Alpha Natural Resources Inc. and Range Resources Corp. accounted for the majority of underperformance on weaker outlooks for coal and natural gas prices.

Portfolio Positioning and Outlook — BlackRock Capital Management, Inc.

As a result of both market movement and trading activity, the portfolio experienced several notable sector allocation changes during the year. The portfolio’s weighting in the Health Care, Industrials and Consumer Discretionary sectors increased, while weightings in the Energy and Consumer Staples sectors declined significantly. At period end, the portfolio held its largest overweights relative to the benchmark in the Industrials and Health Care sectors, and its most significant underweights in Consumer Staples and Materials.

EQ/EQUITY GROWTH PLUS PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2012	% of Net Assets
Information Technology	26.0%
Consumer Discretionary	14.1
Industrials	11.6
Health Care	10.5
Consumer Staples	9.1
Financials	4.1
Energy	3.0
Materials	2.9
Telecommunication Services	1.9
Utilities	0.1
Cash and Other	16.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,048.30	$4.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.41	4.78
Class IB
Actual	1,000.00	1,049.20	4.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.41	4.78
Class K
Actual	1,000.00	1,050.30	3.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.67	3.51

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.94%, 0.94% and 0.69%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (14.1%)
Auto Components (0.3%)
Allison Transmission Holdings, Inc.	83,282	$1,700,619
BorgWarner, Inc.*	13,415	960,782
Delphi Automotive plc*	38,501	1,472,663
Gentex Corp.	16,879	317,663
Goodyear Tire & Rubber Co.*	28,641	395,532
Visteon Corp.*	354	19,052

		4,866,311

Automobiles (0.3%)
Harley-Davidson, Inc.	27,097	1,323,418
Tesla Motors, Inc.*	109,161	3,697,283
Thor Industries, Inc.	335	12,539

		5,033,240

Distributors (0.1%)
Genuine Parts Co.	18,207	1,157,601
LKQ Corp.*	34,508	728,119

		1,885,720

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	11,270	235,769
H&R Block, Inc.	20,190	374,928
ITT Educational Services, Inc.*	2,842	49,195
Weight Watchers International, Inc.	3,067	160,588

		820,480

Hotels, Restaurants & Leisure (2.8%)
Bally Technologies, Inc.*	4,831	215,994
Brinker International, Inc.	8,742	270,914
Chipotle Mexican Grill, Inc.*	3,711	1,103,874
Choice Hotels International, Inc.	301	10,120
Darden Restaurants, Inc.	15,058	678,664
Dunkin’ Brands Group, Inc.	8,336	276,588
International Game Technology	17,322	245,453
Las Vegas Sands Corp.	120,810	5,576,590
Marriott International, Inc., Class A	27,433	1,022,428
McDonald’s Corp.	158,143	13,949,794
Panera Bread Co., Class A*	3,316	526,680
Penn National Gaming, Inc.*	560	27,502
Starbucks Corp.	228,576	12,256,245
Starwood Hotels & Resorts Worldwide, Inc.	23,133	1,326,909
Wyndham Worldwide Corp.	17,028	906,060
Wynn Resorts Ltd.	9,352	1,052,006
Yum! Brands, Inc.	53,904	3,579,226

		43,025,047

Household Durables (0.1%)
D.R. Horton, Inc.	2,326	46,008
Garmin Ltd.	865	35,309
Jarden Corp.*	2,175	112,448
NVR, Inc.*	526	483,920
Tempur-Pedic International, Inc.*	6,971	219,517
Tupperware Brands Corp.	6,544	419,470

		1,316,672

Internet & Catalog Retail (2.7%)
Amazon.com, Inc.*	114,042	$28,640,508
Expedia, Inc.	6,396	393,034
Groupon, Inc.*	5,285	25,791
HomeAway, Inc.*	3,252	71,544
Liberty Interactive Corp.*	9,229	181,627
Liberty Ventures*	566	38,352
Netflix, Inc.*	6,498	602,884
priceline.com, Inc.*	17,228	10,702,034
TripAdvisor, Inc.*	10,124	424,803

		41,080,577

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	12,197	437,872
Mattel, Inc.	30,853	1,129,837
Polaris Industries, Inc.	7,572	637,184

		2,204,893

Media (3.2%)
AMC Networks, Inc., Class A*	6,683	330,808
Cablevision Systems Corp. - New York Group, Class A	2,613	39,038
CBS Corp., Class B	179,996	6,848,848
Charter Communications, Inc., Class A*	5,708	435,178
Cinemark Holdings, Inc.	13,556	352,185
Clear Channel Outdoor Holdings, Inc., Class A*	3,278	23,012
Comcast Corp., Class A	347,507	12,989,812
DIRECTV*	70,734	3,548,017
Discovery Communications, Inc., Class A*	27,966	1,775,282
DISH Network Corp., Class A	18,667	679,479
Interpublic Group of Cos., Inc.	3,111	34,283
John Wiley & Sons, Inc., Class A	2,379	92,614
Lamar Advertising Co., Class A*	7,698	298,297
Liberty Global, Inc., Class A*	30,703	1,933,982
Liberty Media Corp. - Liberty Capital*	845	98,028
Madison Square Garden Co., Class A*	460	20,401
McGraw-Hill Cos., Inc.	32,778	1,791,973
Morningstar, Inc.	2,800	175,924
News Corp., Class A	84,241	2,151,515
Omnicom Group, Inc.	31,908	1,594,124
Pandora Media, Inc.*	12,147	111,509
Regal Entertainment Group, Class A	3,665	51,127
Scripps Networks Interactive, Inc., Class A	9,942	575,841
Sirius XM Radio, Inc.	444,877	1,285,695
Time Warner Cable, Inc.	36,575	3,554,724
Viacom, Inc., Class B	61,777	3,258,119
Virgin Media, Inc.	32,510	1,194,743
Walt Disney Co.	77,030	3,835,324

		49,079,882

Multiline Retail (0.5%)
Big Lots, Inc.*	6,973	198,452
Dollar General Corp.*	21,664	955,166

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Dollar Tree, Inc.*	27,148	$1,101,123
Family Dollar Stores, Inc.	11,313	717,357
Kohl’s Corp.	1,964	84,413
Macy’s, Inc.	6,616	258,156
Nordstrom, Inc.	77,305	4,135,817
Target Corp.	4,334	256,443

		7,706,927

Specialty Retail (2.5%)
Aaron’s, Inc.	6,851	193,746
Advance Auto Parts, Inc.	8,604	622,500
American Eagle Outfitters, Inc.	17,923	367,601
Ascena Retail Group, Inc.*	14,504	268,179
AutoNation, Inc.*	2,162	85,831
AutoZone, Inc.*	4,449	1,576,859
Bed Bath & Beyond, Inc.*	27,210	1,521,311
CarMax, Inc.*	4,945	185,635
Chico’s FAS, Inc.	13,778	254,342
Dick’s Sporting Goods, Inc.	10,867	494,340
DSW, Inc., Class A	3,648	239,637
Foot Locker, Inc.	3,721	119,519
Gap, Inc.	35,520	1,102,541
GNC Holdings, Inc., Class A	8,065	268,403
Home Depot, Inc.	310,291	19,191,498
Limited Brands, Inc.	28,253	1,329,586
Lowe’s Cos., Inc.	18,466	655,912
O’Reilly Automotive, Inc.*	13,917	1,244,458
PetSmart, Inc.	12,686	866,961
Ross Stores, Inc.	26,515	1,435,787
Sally Beauty Holdings, Inc.*	17,070	402,340
Tiffany & Co.	12,459	714,399
TJX Cos., Inc.	86,722	3,681,349
Tractor Supply Co.	8,433	745,140
Ulta Salon Cosmetics & Fragrance, Inc.	7,333	720,541
Urban Outfitters, Inc.*	12,467	490,701
Williams-Sonoma, Inc.	5,806	254,129

		39,033,245

Textiles, Apparel & Luxury Goods (1.4%)
Carter’s, Inc.*	5,615	312,475
Coach, Inc.	33,634	1,867,023
Deckers Outdoor Corp.*	2,802	112,836
Fossil, Inc.*	6,393	595,188
Hanesbrands, Inc.*	11,418	408,993
Michael Kors Holdings Ltd.*	111,952	5,712,910
NIKE, Inc., Class B	84,656	4,368,250
PVH Corp.	7,631	847,117
Ralph Lauren Corp.	7,216	1,081,823
Under Armour, Inc., Class A*	105,192	5,104,968
VF Corp.	10,273	1,550,915

		21,962,498

Total Consumer Discretionary		218,015,492

Consumer Staples (9.1%)
Beverages (3.4%)
Brown-Forman Corp., Class B	15,301	967,788
Coca-Cola Co.	796,532	28,874,285
Coca-Cola Enterprises, Inc.	2,563	81,324
Dr. Pepper Snapple Group, Inc.	24,793	1,095,355
Monster Beverage Corp.*	16,870	892,085

PepsiCo, Inc.	292,648	$20,025,903

		51,936,740

Food & Staples Retailing (2.4%)
Costco Wholesale Corp.	172,507	17,038,516
CVS Caremark Corp.	30,350	1,467,423
Fresh Market, Inc.*	3,251	156,341
Kroger Co.	61,761	1,607,021
Safeway, Inc.	4,019	72,704
Sysco Corp.	36,131	1,143,907
Wal-Mart Stores, Inc.	156,076	10,649,065
Whole Foods Market, Inc.	58,209	5,316,228

		37,451,205

Food Products (0.8%)
Campbell Soup Co.	16,071	560,717
Dean Foods Co.*	18,674	308,308
Flowers Foods, Inc.	13,123	305,372
General Mills, Inc.	59,322	2,397,202
Green Mountain Coffee Roasters, Inc.*	13,629	563,696
H.J. Heinz Co.	23,325	1,345,386
Hershey Co.	17,599	1,271,000
Hillshire Brands Co.	11,835	333,037
Hormel Foods Corp.	8,986	280,453
Ingredion, Inc.	1,914	123,319
Kellogg Co.	26,727	1,492,703
Kraft Foods Group, Inc.	3,574	162,510
McCormick & Co., Inc. (Non-Voting)	15,476	983,190
Mead Johnson Nutrition Co.	23,834	1,570,422
Mondelez International, Inc., Class A	10,724	273,140
WhiteWave Foods Co., Class A*	1,548	24,056

		11,994,511

Household Products (0.7%)
Church & Dwight Co., Inc.	10,031	537,360
Clorox Co.	908	66,484
Colgate-Palmolive Co.	51,221	5,354,643
Kimberly-Clark Corp.	41,030	3,464,163
Procter & Gamble Co.	23,411	1,589,373

		11,012,023

Personal Products (0.3%)
Avon Products, Inc.	38,965	559,538
Estee Lauder Cos., Inc., Class A	26,935	1,612,329
Herbalife Ltd.	54,627	1,799,413
Nu Skin Enterprises, Inc., Class A	6,281	232,711

		4,203,991

Tobacco (1.5%)
Altria Group, Inc.	184,813	5,806,825
Lorillard, Inc.	15,294	1,784,351
Philip Morris International, Inc.	183,508	15,348,609
Reynolds American, Inc.	12,886	533,867

		23,473,652

Total Consumer Staples		140,072,122

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Energy (3.0%)
Energy Equipment & Services (1.4%)
Atwood Oceanics, Inc.*	2,145	$98,220
Cameron International Corp.*	22,139	1,249,968
CARBO Ceramics, Inc.	2,310	180,965
Dresser-Rand Group, Inc.*	8,853	497,007
FMC Technologies, Inc.*	27,985	1,198,598
Halliburton Co.	34,461	1,195,452
Helmerich & Payne, Inc.	2,593	145,234
National Oilwell Varco, Inc.	58,700	4,012,145
Oceaneering International, Inc.	12,676	681,842
Oil States International, Inc.*	5,521	394,972
RPC, Inc.	6,287	76,953
Schlumberger Ltd.	156,081	10,814,853
SEACOR Holdings, Inc.	1,080	90,504

		20,636,713

Oil, Gas & Consumable Fuels (1.6%)
Anadarko Petroleum Corp.	65,400	4,859,874
Cabot Oil & Gas Corp.	24,559	1,221,565
Cheniere Energy, Inc.*	16,408	308,142
Cobalt International Energy, Inc.*	20,190	495,866
Concho Resources, Inc.*	12,175	980,818
Continental Resources, Inc.*	4,937	362,820
EOG Resources, Inc.	31,554	3,811,408
Golar LNG Ltd.	5,140	189,049
Kinder Morgan, Inc.	57,116	2,017,908
Kosmos Energy Ltd.*	8,470	104,604
Laredo Petroleum Holdings, Inc.*	2,139	38,844
Noble Energy, Inc.	42,948	4,369,529
Pioneer Natural Resources Co.	12,023	1,281,532
Range Resources Corp.	18,982	1,192,639
SM Energy Co.	6,255	326,574
Southwestern Energy Co.*	14,138	472,351
Whiting Petroleum Corp.*	1,955	84,788
Williams Cos., Inc.	78,921	2,583,874
World Fuel Services Corp.	2,756	113,465

		24,815,650

Total Energy		45,452,363

Financials (4.1%)
Capital Markets (1.0%)
Affiliated Managers Group, Inc.*	4,485	583,723
BlackRock, Inc.	7,974	1,648,306
Eaton Vance Corp.	13,517	430,517
Federated Investors, Inc., Class B	8,959	181,241
Franklin Resources, Inc.	3,780	475,146
Goldman Sachs Group, Inc.	47,500	6,059,100
Jefferies Group, Inc.	196,700	3,652,719
Lazard Ltd., Class A	13,381	399,289
LPL Financial Holdings, Inc.	5,027	141,560
SEI Investments Co.	16,066	374,980
T. Rowe Price Group, Inc.	29,857	1,944,586
Waddell & Reed Financial, Inc., Class A	10,105	351,856

		16,243,023

Commercial Banks (0.4%)
Signature Bank/New York*	935	$66,703
Wells Fargo & Co.	197,600	6,753,968

		6,820,671

Consumer Finance (0.5%)
American Express Co.	135,455	7,785,953

Diversified Financial Services (0.2%)
CBOE Holdings, Inc.	8,940	263,372
IntercontinentalExchange, Inc.*	8,515	1,054,242
Leucadia National Corp.	5,563	132,344
Moody’s Corp.	22,959	1,155,297
MSCI, Inc.*	14,226	440,864

		3,046,119

Insurance (0.3%)
Allied World Assurance Co. Holdings AG	2,137	168,396
Aon plc	3,288	182,813
Arch Capital Group Ltd.*	1,840	80,997
Arthur J. Gallagher & Co.	13,942	483,090
Brown & Brown, Inc.	1,308	33,302
Endurance Specialty Holdings Ltd.	586	23,258
Erie Indemnity Co., Class A	3,023	209,252
Hanover Insurance Group, Inc.	2,330	90,264
Marsh & McLennan Cos., Inc.	50,702	1,747,698
Travelers Cos., Inc.	19,721	1,416,362
Validus Holdings Ltd.	1,685	58,267

		4,493,699

Real Estate Investment Trusts (REITs) (1.6%)
American Campus Communities, Inc. (REIT)	1,047	48,298
American Tower Corp. (REIT)	119,983	9,271,086
Apartment Investment & Management Co. (REIT), Class A	11,973	323,989
Boston Properties, Inc. (REIT)	2,963	313,515
BRE Properties, Inc. (REIT)	2,497	126,923
Camden Property Trust (REIT)	7,076	482,654
Digital Realty Trust, Inc. (REIT)	14,250	967,433
Equity Lifestyle Properties, Inc. (REIT)	3,955	266,132
Equity Residential (REIT)	2,819	159,753
Essex Property Trust, Inc. (REIT)	4,105	601,998
Extra Space Storage, Inc. (REIT)	7,728	281,222
Federal Realty Investment Trust (REIT)	5,872	610,805
HCP, Inc. (REIT)	3,630	164,003
Home Properties, Inc. (REIT)	2,999	183,869
Kilroy Realty Corp. (REIT)	666	31,548
Mid-America Apartment Communities, Inc. (REIT)	4,559	295,195
Plum Creek Timber Co., Inc. (REIT)	18,964	841,433
Post Properties, Inc. (REIT)	2,549	127,323
Public Storage (REIT)	16,699	2,420,687

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Rayonier, Inc. (REIT)	11,351	$588,322
Regency Centers Corp. (REIT)	6,280	295,914
Simon Property Group, Inc. (REIT)	29,844	4,718,038
Tanger Factory Outlet Centers (REIT)	10,759	367,958
Taubman Centers, Inc. (REIT)	2,139	168,382
Weyerhaeuser Co. (REIT)	20,030	557,235

		24,213,715

Real Estate Management & Development (0.1%)
Alexander & Baldwin, Inc.*	293	8,606
CBRE Group, Inc., Class A*	38,540	766,946
Realogy Holdings Corp.*	1,466	61,513
St. Joe Co.*	850	19,618

		856,683

Thrifts & Mortgage Finance (0.0%)
People’s United Financial, Inc.	8,706	105,255

Total Financials		63,565,118

Health Care (10.5%)
Biotechnology (3.6%)
Alexion Pharmaceuticals, Inc.*	67,283	6,311,818
Amgen, Inc.	149,257	12,883,864
ARIAD Pharmaceuticals, Inc.*	111,896	2,146,165
Biogen Idec, Inc.*	47,339	6,943,211
BioMarin Pharmaceutical, Inc.*	14,231	700,877
Celgene Corp.*	51,556	4,058,489
Gilead Sciences, Inc.*	209,038	15,353,841
Incyte Corp.*	11,361	188,706
Medivation, Inc.*	8,530	436,395
Myriad Genetics, Inc.*	9,933	270,674
Onyx Pharmaceuticals, Inc.*	7,545	569,874
Regeneron Pharmaceuticals, Inc.*	21,840	3,736,169
United Therapeutics Corp.*	5,913	315,873
Vertex Pharmaceuticals, Inc.*	24,745	1,037,805

		54,953,761

Health Care Equipment & Supplies (2.2%)
Abbott Laboratories	174,576	11,434,728
Baxter International, Inc.	58,965	3,930,607
Becton, Dickinson and Co.	22,111	1,728,859
C.R. Bard, Inc.	9,823	960,100
Cooper Cos., Inc.	1,639	151,575
Covidien plc	2,879	166,233
DENTSPLY International, Inc.	7,332	290,420
Edwards Lifesciences Corp.*	13,413	1,209,450
IDEXX Laboratories, Inc.*	6,442	597,818
Intuitive Surgical, Inc.*	17,247	8,457,411
Medtronic, Inc.	7,405	303,753
ResMed, Inc.	16,708	694,552
Sirona Dental Systems, Inc.*	1,204	77,610
St. Jude Medical, Inc.	28,319	1,023,449
Stryker Corp.	26,678	1,462,488
Thoratec Corp.*	6,867	257,650
Varian Medical Systems, Inc.*	13,051	916,702
Zimmer Holdings, Inc.	2,021	134,720

		33,798,125

Health Care Providers & Services (1.6%)
AmerisourceBergen Corp.	27,570	$1,190,473
Cardinal Health, Inc.	21,873	900,730
Catamaran Corp.*	23,912	1,126,494
DaVita HealthCare Partners, Inc.*	11,002	1,216,051
Express Scripts Holding Co.*	284,254	15,349,716
HCA Holdings, Inc.	12,602	380,202
Henry Schein, Inc.*	5,974	480,668
Laboratory Corp. of America Holdings*	11,330	981,405
McKesson Corp.	27,551	2,671,345
Patterson Cos., Inc.	10,050	344,011
Quest Diagnostics, Inc.	2,191	127,670
Tenet Healthcare Corp.*	758	24,612
Universal Health Services, Inc., Class B	607	29,348
WellPoint, Inc.	2,365	144,076

		24,966,801

Health Care Technology (0.1%)
Cerner Corp.*	16,958	1,316,619

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	40,686	1,665,685
Bruker Corp.*	11,061	168,902
Charles River Laboratories International, Inc.*	3,636	136,241
Covance, Inc.*	409	23,628
Illumina, Inc.*	14,449	803,220
Life Technologies Corp.*	1,905	93,497
Mettler-Toledo International, Inc.*	3,681	711,537
Techne Corp.	4,310	294,545
Waters Corp.*	10,402	906,222

		4,803,477

Pharmaceuticals (2.7%)
Allergan, Inc.	35,521	3,258,342
Bristol-Myers Squibb Co.	179,587	5,852,740
Eli Lilly and Co.	183,797	9,064,868
Endo Health Solutions, Inc.*	8,627	226,631
Johnson & Johnson	72,360	5,072,436
Merck & Co., Inc.	73,000	2,988,620
Mylan, Inc.*	43,665	1,199,914
Perrigo Co.	10,911	1,135,071
Pfizer, Inc.	244,200	6,124,536
Salix Pharmaceuticals Ltd.*	6,747	273,119
Valeant Pharmaceuticals International, Inc.*	79,700	4,763,669
Warner Chilcott plc, Class A	19,740	237,670
Watson Pharmaceuticals, Inc.*	14,912	1,282,432

		41,480,048

Total Health Care		161,318,831

Industrials (11.6%)
Aerospace & Defense (3.8%)
B/E Aerospace, Inc.*	11,456	565,926
Boeing Co.	338,166	25,484,190
Honeywell International, Inc.	91,196	5,788,210
Lockheed Martin Corp.	27,186	2,508,996

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Precision Castparts Corp.	46,007	$8,714,646
Rockwell Collins, Inc.	16,975	987,436
Spirit AeroSystems Holdings, Inc., Class A*	3,253	55,203
Textron, Inc.	2,128	52,753
TransDigm Group, Inc.	5,979	815,297
Triumph Group, Inc.	1,943	126,878
United Technologies Corp.	167,066	13,701,083

		58,800,618

Air Freight & Logistics (0.9%)
C.H. Robinson Worldwide, Inc.	19,032	1,203,203
Expeditors International of Washington, Inc.	22,474	888,847
FedEx Corp.	2,352	215,725
United Parcel Service, Inc., Class B	150,887	11,124,899

		13,432,674

Airlines (0.1%)
Copa Holdings S.A., Class A	3,132	311,478
Delta Air Lines, Inc.*	63,544	754,267
Southwest Airlines Co.	17,692	181,166
United Continental Holdings, Inc.*	38,966	911,025

		2,157,936

Building Products (0.3%)
Armstrong World Industries, Inc.	2,423	122,919
Fortune Brands Home & Security, Inc.*	3,186	93,095
Lennox International, Inc.	5,965	313,282
Masco Corp.	257,895	4,296,530

		4,825,826

Commercial Services & Supplies (0.2%)
Cintas Corp.	5,709	233,498
Clean Harbors, Inc.*	5,515	303,380
Copart, Inc.*	11,924	351,758
Covanta Holding Corp.	918	16,909
Iron Mountain, Inc.	17,975	558,124
Pitney Bowes, Inc.	12,437	132,330
Rollins, Inc.	7,582	167,107
Stericycle, Inc.*	9,958	928,783
Waste Connections, Inc.	852	28,789

		2,720,678

Construction & Engineering (0.1%)
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	6,992	324,079
Fluor Corp.	14,786	868,530

		1,192,609

Electrical Equipment (1.2%)
AMETEK, Inc.	28,219	1,060,188
Babcock & Wilcox Co.	13,883	363,735
Eaton Corp. plc	133,452	7,233,098
Emerson Electric Co.	72,210	3,824,242
General Cable Corp.*	355	10,795
Hubbell, Inc., Class B	5,706	482,899
Polypore International, Inc.*	5,380	250,170

Rockwell Automation, Inc.	16,705	$1,403,053
Roper Industries, Inc.	42,703	4,760,530

		19,388,710

Industrial Conglomerates (1.4%)
3M Co.	73,009	6,778,886
Carlisle Cos., Inc.	598	35,138
Danaher Corp.	254,369	14,219,227

		21,033,251

Machinery (2.5%)
Caterpillar, Inc.	76,369	6,841,135
Colfax Corp.*	1,183	47,734
Cummins, Inc.	22,494	2,437,225
Deere & Co.	46,552	4,023,024
Donaldson Co., Inc.	17,427	572,303
Flowserve Corp.	5,524	810,923
Graco, Inc.	7,075	364,292
IDEX Corp.	1,908	88,779
Illinois Tool Works, Inc.	47,046	2,860,867
Ingersoll-Rand plc	28,670	1,375,013
ITT Corp.	2,675	62,756
Joy Global, Inc.	12,386	789,979
Lincoln Electric Holdings, Inc.	9,850	479,498
Manitowoc Co., Inc.	11,793	184,914
Nordson Corp.	6,978	440,451
PACCAR, Inc.	9,435	426,556
Pall Corp.	13,553	816,704
Parker Hannifin Corp.	7,924	674,015
Snap-on, Inc.	1,313	103,714
SPX Corp.	1,751	122,833
Stanley Black & Decker, Inc.	109,100	8,070,127
Terex Corp.*	165,594	4,654,847
Timken Co.	900	43,047
Toro Co.	7,006	301,118
Valmont Industries, Inc.	2,731	372,918
WABCO Holdings, Inc.*	6,998	456,200
Wabtec Corp.	5,638	493,551
Xylem, Inc.	2,462	66,720

		37,981,243

Marine (0.0%)
Kirby Corp.*	4,796	296,824
Matson, Inc.	293	7,243

		304,067

Professional Services (0.2%)
Dun & Bradstreet Corp.	3,536	278,107
Equifax, Inc.	12,626	683,319
IHS, Inc., Class A*	5,893	565,728
Nielsen Holdings N.V.*	3,543	108,380
Robert Half International, Inc.	16,734	532,476
Verisk Analytics, Inc., Class A*	14,894	759,594

		2,927,604

Road & Rail (0.7%)
Con-way, Inc.	3,511	97,676
CSX Corp.	82,340	1,624,568
Hertz Global Holdings, Inc.*	16,461	267,820
J.B. Hunt Transport Services, Inc.	10,511	627,612
Kansas City Southern	10,041	838,223

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Landstar System, Inc.	5,497	$288,373
Union Pacific Corp.	55,756	7,009,644

		10,753,916

Trading Companies & Distributors (0.2%)
Fastenal Co.	34,653	1,617,949
MRC Global, Inc.*	1,744	48,448
MSC Industrial Direct Co., Inc., Class A	5,332	401,926
United Rentals, Inc.*	10,901	496,214
W.W. Grainger, Inc.	6,838	1,383,806

		3,948,343

Total Industrials		179,467,475

Information Technology (26.0%)
Communications Equipment (2.2%)
Acme Packet, Inc.*	6,918	153,026
EchoStar Corp., Class A*	1,305	44,657
F5 Networks, Inc.*	54,092	5,255,038
Harris Corp.	3,999	195,791
Motorola Solutions, Inc.	34,233	1,906,093
Palo Alto Networks, Inc.*	639	34,199
QUALCOMM, Inc.	427,641	26,522,295
Riverbed Technology, Inc.*	18,554	365,885

		34,476,984

Computers & Peripherals (7.0%)
Apple, Inc.	175,059	93,311,699
Diebold, Inc.	505	15,458
EMC Corp.*	434,353	10,989,131
Fusion-io, Inc.*	89,927	2,062,026
NCR Corp.*	18,487	471,049
NetApp, Inc.*	28,507	956,410
Stratasys Ltd.*	1,494	119,744
Western Digital Corp.	10,596	450,224

		108,375,741

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	18,962	1,226,841
Dolby Laboratories, Inc., Class A	3,442	100,954
FLIR Systems, Inc.	14,619	326,150
IPG Photonics Corp.	3,763	250,804
Jabil Circuit, Inc.	3,966	76,504
National Instruments Corp.	10,923	281,923
Trimble Navigation Ltd.*	14,641	875,239

		3,138,415

Internet Software & Services (3.8%)
Akamai Technologies, Inc.*	19,378	792,754
AOL, Inc.*	2,437	72,159
eBay, Inc.*	289,209	14,755,443
Equinix, Inc.*	5,627	1,160,287
Facebook, Inc., Class A*	49,217	1,310,649
Google, Inc., Class A*	54,302	38,520,210
IAC/InterActiveCorp	1,392	65,842
LinkedIn Corp., Class A*	7,260	833,593
Rackspace Hosting, Inc.*	12,766	948,131
VeriSign, Inc.*	17,012	660,406

		59,119,474

IT Services (4.4%)
Accenture plc, Class A	75,359	$5,011,373
Alliance Data Systems Corp.*	5,889	852,492
Automatic Data Processing, Inc.	57,243	3,263,423
Broadridge Financial Solutions, Inc.	14,733	337,091
Cognizant Technology Solutions Corp., Class A*	35,638	2,638,994
DST Systems, Inc.	674	40,844
Fiserv, Inc.*	13,211	1,044,065
FleetCor Technologies, Inc.*	5,676	304,517
Gartner, Inc.*	10,918	502,446
Genpact Ltd.	11,898	184,419
Global Payments, Inc.	9,192	416,398
International Business Machines Corp.	127,598	24,441,397
Jack Henry & Associates, Inc.	10,143	398,214
Lender Processing Services, Inc.	9,917	244,157
Mastercard, Inc., Class A	12,691	6,234,834
NeuStar, Inc., Class A*	7,829	328,270
Paychex, Inc.	35,355	1,100,955
SAIC, Inc.	11,971	135,512
Teradata Corp.*	19,745	1,222,018
Total System Services, Inc.	16,373	350,710
Vantiv, Inc., Class A*	4,716	96,301
VeriFone Systems, Inc.*	12,598	373,909
Visa, Inc., Class A	110,381	16,731,552
Western Union Co.	71,741	976,395

		67,230,286

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	959	37,670

Semiconductors & Semiconductor Equipment (2.3%)
Advanced Micro Devices, Inc.*	73,550	176,520
Altera Corp.	37,761	1,300,489
Analog Devices, Inc.	2,968	124,834
Atmel Corp.*	4,415	28,918
Avago Technologies Ltd.	59,032	1,868,953
Broadcom Corp., Class A*	39,984	1,327,869
Cypress Semiconductor Corp.*	10,483	113,636
Freescale Semiconductor Ltd.*	5,789	63,737
Intel Corp.	437,599	9,027,667
Lam Research Corp.*	6,744	243,661
Linear Technology Corp.	26,944	924,179
LSI Corp.*	66,949	473,999
Maxim Integrated Products, Inc.	17,100	502,740
Microchip Technology, Inc.	22,657	738,392
ON Semiconductor Corp.*	264,000	1,861,200
Silicon Laboratories, Inc.*	4,577	191,364
Skyworks Solutions, Inc.*	19,778	401,493
Teradyne, Inc.*	2,807	47,410
Texas Instruments, Inc.	288,505	8,926,345
Xilinx, Inc.	196,188	7,043,149

		35,386,555

Software (6.1%)
Adobe Systems, Inc.*	33,273	1,253,727
ANSYS, Inc.*	10,902	734,141
Autodesk, Inc.*	27,044	956,005
BMC Software, Inc.*	18,853	747,710
CA, Inc.	2,458	54,027
Cadence Design Systems, Inc.*	32,144	434,265

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Citrix Systems, Inc.*	21,792	$1,432,824
Compuware Corp.*	1,351	14,685
Concur Technologies, Inc.*	5,296	357,586
FactSet Research Systems, Inc.	5,257	462,931
Fortinet, Inc.*	15,193	320,117
Informatica Corp.*	12,670	384,154
Intuit, Inc.	34,371	2,045,075
MICROS Systems, Inc.*	9,403	399,063
Microsoft Corp.	1,374,415	36,738,113
NetSuite, Inc.*	3,705	249,347
Nuance Communications, Inc.*	28,281	631,232
Oracle Corp.	645,401	21,504,761
Red Hat, Inc.*	119,372	6,321,941
Rovi Corp.*	2,663	41,090
Salesforce.com, Inc.*	56,230	9,452,263
ServiceNow, Inc.*	1,304	39,159
SolarWinds, Inc.*	7,247	380,105
Solera Holdings, Inc.	8,112	433,749
Splunk, Inc.*	1,734	50,321
Symantec Corp.*	4,808	90,438
Synopsys, Inc.*	1,324	42,156
TIBCO Software, Inc.*	19,306	424,925
VMware, Inc., Class A*	74,651	7,027,645
Workday, Inc., Class A*	2,285	124,533
Zynga, Inc., Class A*	15,750	37,328

		93,185,416

Total Information Technology		400,950,541

Materials (2.9%)
Chemicals (2.6%)
Airgas, Inc.	8,038	733,789
Albemarle Corp.	5,887	365,700
Celanese Corp.	62,005	2,761,083
CF Industries Holdings, Inc.	1,705	346,388
E.I. du Pont de Nemours & Co.	109,672	4,931,950
Eastman Chemical Co.	14,659	997,545
Ecolab, Inc.	30,436	2,188,348
FMC Corp.	16,050	939,246
International Flavors & Fragrances, Inc.	9,488	631,332
Intrepid Potash, Inc.	3,005	63,976
LyondellBasell Industries N.V., Class A	2,788	159,167
Monsanto Co.	156,834	14,844,338
NewMarket Corp.	1,033	270,853
PPG Industries, Inc.	17,824	2,412,478
Praxair, Inc.	34,959	3,826,263
Rockwood Holdings, Inc.	2,419	119,644
RPM International, Inc.	6,079	178,479
Scotts Miracle-Gro Co., Class A	4,344	191,353
Sherwin-Williams Co.	10,166	1,563,734
Sigma-Aldrich Corp.	14,149	1,041,083
Valspar Corp.	10,939	682,594
W.R. Grace & Co.*	7,982	536,630
Westlake Chemical Corp.	567	44,963

		39,830,936

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	2,759	260,118

Containers & Packaging (0.2%)
AptarGroup, Inc.	2,664	127,126
Ball Corp.	18,339	820,670
Crown Holdings, Inc.*	4,182	153,940

Owens-Illinois, Inc.*	14,410	$306,501
Packaging Corp. of America	10,534	405,243
Rock-Tenn Co., Class A	951	66,484
Silgan Holdings, Inc.	5,744	238,893

		2,118,857

Metals & Mining (0.1%)
Allied Nevada Gold Corp.*	10,521	316,998
Carpenter Technology Corp.	405	20,910
Compass Minerals International, Inc.	3,871	289,202
Molycorp, Inc.*	1,949	18,399
Royal Gold, Inc.	7,460	606,573
Southern Copper Corp.	14,208	537,915
Steel Dynamics, Inc.	5,539	76,050
Tahoe Resources, Inc.*	2,251	41,238

		1,907,285

Total Materials		44,117,196

Telecommunication Services (1.9%)
Diversified Telecommunication Services (1.5%)
Level 3 Communications, Inc.*	102,976	2,379,775
tw telecom, Inc.*	17,711	451,099
Verizon Communications, Inc.	482,477	20,876,780
Windstream Corp.	41,146	340,689

		24,048,343

Wireless Telecommunication Services (0.4%)
Crown Castle International Corp.*	68,394	4,935,311
SBA Communications Corp., Class A*	14,194	1,008,058

		5,943,369

Total Telecommunication Services		29,991,712

Utilities (0.1%)
Electric Utilities (0.0%)
ITC Holdings Corp.	6,013	462,460

Gas Utilities (0.1%)
ONEOK, Inc.	24,382	1,042,330
Questar Corp.	4,810	95,046

		1,137,376

Water Utilities (0.0%)
Aqua America, Inc.	1,938	49,264

Total Utilities		1,649,100

Total Investments (83.3%) (Cost $877,450,260)		1,284,599,950
Other Assets Less Liabilities (16.7%)		257,616,989

Net Assets (100%)		$1,542,216,939

*	Non-income producing.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	953	March-13	$51,098,631	$50,609,065	$(489,566)
S&P 500 E-Mini Index	2,910	March-13	207,088,967	206,624,550	(464,417)

					$(953,983)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$218,015,492	$—	$—	$218,015,492
Consumer Staples	140,072,122	—	—	140,072,122
Energy	45,452,363	—	—	45,452,363
Financials	63,565,118	—	—	63,565,118
Health Care	161,318,831	—	—	161,318,831
Industrials	179,467,475	—	—	179,467,475
Information Technology	400,950,541	—	—	400,950,541
Materials	44,117,196	—	—	44,117,196
Telecommunication Services	29,991,712	—	—	29,991,712
Utilities	1,649,100	—	—	1,649,100

Total Assets	$1,284,599,950	$—	$—	$1,284,599,950

Liabilities:
Futures	$(953,983)	$—	$—	$(953,983)

Total Liabilities	$(953,983)	$—	$—	$(953,983)

Total	$1,283,645,967	$—	$—	$1,283,645,967

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(953,983	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(953,983)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	26,307,555	—	—	26,307,555
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$26,307,555	$—	$—	$26,307,555

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(1,478,663)	—	—	(1,478,663)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(1,478,663)	$—	$—	$(1,478,663)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Portfolio held futures contracts with an average notional balance of approximately $178,275,000 during the year ended December 31, 2012.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$417,549,207
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$792,234,771

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$415,025,463
Aggregate gross unrealized depreciation	(13,336,644)

Net unrealized appreciation	$401,688,819

Federal income tax cost of investments	$882,911,131

For the year ended December 31, 2012, the Portfolio incurred approximately $10,759 as brokerage commisions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $514,176,153 of which $69,155,618 expires in the year 2016 and $445,020,535 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $128,220,551 during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $877,450,260)	$1,284,599,950
Cash	238,105,390
Cash held as collateral at broker	14,569,200
Due from broker for futures variation margin	6,585,470
Dividends, interest and other receivables	859,882
Receivable from Separate Accounts for Trust shares sold	240,753
Receivable for securities sold	1,153
Other assets	12,984

Total assets	1,544,974,782

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,488,804
Investment management fees payable	654,199
Distribution fees payable - Class IB	315,791
Administrative fees payable	204,519
Distribution fees payable - Class IA	6,779
Trustees’ fees payable	2,497
Accrued expenses	85,254

Total liabilities	2,757,843

NET ASSETS	$1,542,216,939

Net assets were comprised of:
Paid in capital	$1,671,592,145
Accumulated undistributed net investment income (loss)	170,064
Accumulated undistributed net realized gain (loss) on investments and futures	(535,740,977)
Net unrealized appreciation (depreciation) on investments and futures	406,195,707

Net assets	$1,542,216,939

Class IA
Net asset value, offering and redemption price per share, $31,615,892 / 1,982,873 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.94

Class IB
Net asset value, offering and redemption price per share, $1,488,983,435 / 93,830,435 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.87

Class K
Net asset value, offering and redemption price per share, $21,617,612 / 1,355,139 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.95

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $5,441 foreign withholding tax)	$24,692,629
Interest	168,622

Total income	24,861,251

EXPENSES
Investment management fees	8,010,339
Distribution fees - Class IB	3,862,458
Administrative fees	2,500,981
Recoupment fees	365,641
Printing and mailing expenses	223,139
Distribution fees - Class IA	99,684
Professional fees	83,918
Custodian fees	83,000
Trustees’ fees	46,036
Miscellaneous	48,634

Total expenses	15,323,830

NET INVESTMENT INCOME (LOSS)	9,537,421

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	113,346,220
Futures	26,307,555

Net realized gain (loss)	139,653,775

Change in unrealized appreciation (depreciation) on:
Securities	66,013,781
Futures	(1,478,663)

Net change in unrealized appreciation (depreciation)	64,535,118

NET REALIZED AND UNREALIZED GAIN (LOSS)	204,188,893

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$213,726,314

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,537,421	$4,873,697
Net realized gain (loss) on investments and futures	139,653,775	(12,447,048)
Net change in unrealized appreciation (depreciation) on investments and futures	64,535,118	(92,924,589)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	213,726,314	(100,497,940)

DIVIDENDS:
Dividends from net investment income
Class IA	(199,661)	(281,675)
Class IB	(9,289,436)	(4,342,183)
Class K†	(187,087)	(22,227)

TOTAL DIVIDENDS	(9,676,184)	(4,646,085)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 202,851 and 500,470 shares, respectively ]	3,110,278	7,378,790
Capital shares issued in reinvestment of dividends [ 12,486 and 20,633 shares, respectively ]	199,661	281,675
Capital shares repurchased [ (1,938,846) and (1,273,330) shares, respectively ]	(30,869,100)	(18,670,180	)(z)

Total Class IA transactions	(27,559,161)	(11,009,715)

Class IB
Capital shares sold [ 1,695,907 and 1,803,451 shares, respectively ]	25,962,422	26,683,855
Capital shares issued in reinvestment of dividends [ 583,854 and 319,641 shares, respectively ]	9,289,436	4,342,183
Capital shares repurchased [ (14,861,424) and (18,592,942) shares, respectively ]	(230,400,275)	(279,108,171)

Total Class IB transactions	(195,148,417)	(248,082,133)

Class K†
Capital shares sold [ 1,559,100 and 307,841 shares, respectively ]	24,991,730	4,296,077	(z)
Capital shares issued in reinvestment of dividends [ 11,699 and 1,628 shares, respectively ]	187,087	22,227
Capital shares repurchased [ (515,486) and (9,643) shares, respectively ]	(7,877,626)	(135,367)

Total Class K transactions	17,301,191	4,182,937

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(205,406,387)	(254,908,911)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,356,257)	(360,052,936)
NET ASSETS:
Beginning of year	1,543,573,196	1,903,626,132

End of year (a)	$1,542,216,939	$1,543,573,196

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$170,064	$432,141

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/Equity Growth PLUS Portfolio exchanged approximately 303,660 Class IA shares for approximately 303,660 Class K shares. This exchange amounted to approximately $4,237,383.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009		2008
Net asset value, beginning of year	$14.05	$15.02	$13.07	$10.34		$17.70

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.08 (e)	0.07 (e)	0.13	(e)	0.12 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.91	(0.97)	1.96	2.73		(7.17)

Total from investment operations	1.99	(0.89)	2.03	2.86		(7.05)

Less distributions:
Dividends from net investment income	(0.10)	(0.08)	(0.08)	(0.13)		(0.16)
Distributions from net realized gains	—	—	—	—		(0.13)
Return of capital	—	—	—	—		(0.02)

Total dividends and distributions	(0.10)	(0.08)	(0.08)	(0.13)		(0.31)

Net asset value, end of year	$15.94	$14.05	$15.02	$13.07		$10.34

Total return	14.16%	(5.94)%	15.53%	27.71%		(40.15)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$31,616	$52,067	$66,946	$64,128		$72,928
Ratio of expenses to average net assets:
After waivers and reimbursements	0.96%	0.74%	0.74%	0.80%		0.90%
After waivers, reimbursements and fees paid indirectly	0.96%	0.74%	0.74%	0.72%		0.90%
Before waivers, reimbursements and fees paid indirectly	0.96%	0.75%	0.75%	0.80%		0.98%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.53%	0.51%	0.50%	1.09%		0.75%
After waivers, reimbursements and fees paid indirectly	0.53%	0.51%	0.50%	1.17%		0.76%
Before waivers, reimbursements and fees paid indirectly	0.53%	0.51%	0.49%	1.08%		0.67%
Portfolio turnover rate	29%	38%	41%	157%		89%

	Year Ended December 31,
Class IB	2012	2011	2010	2009		2008
Net asset value, beginning of year	$13.98	$14.95	$13.00	$10.26		$17.56

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.04 (e)	0.03 (e)	0.10	(e)	0.07 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.90	(0.97)	1.96	2.74		(7.08)

Total from investment operations	1.99	(0.93)	1.99	2.84		(7.01)

Less distributions:
Dividends from net investment income	(0.10)	(0.04)	(0.04)	(0.10)		(0.14)
Distributions from net realized gains	—	—	—	—		(0.13)
Return of capital	—	—	—	—		(0.02)

Total dividends and distributions	(0.10)	(0.04)	(0.04)	(0.10)		(0.29)

Net asset value, end of year	$15.87	$13.98	$14.95	$13.00		$10.26

Total return	14.23%	(6.21)%	15.32%	27.70%		(40.32)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,488,983	$1,487,294	$1,836,680	$1,856,981		$1,590,410
Ratio of expenses to average net assets:
After waivers and reimbursements	0.96%	0.99%	0.99%	1.05	%(c)	1.15%
After waivers, reimbursements and fees paid indirectly	0.96%	0.99%	0.99%	0.97	%(c)	1.15%
Before waivers, reimbursements and fees paid indirectly	0.96%	1.00%	1.00%	1.05	%(c)	1.23%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.59%	0.27%	0.26%	0.84%		0.52%
After waivers, reimbursements and fees paid indirectly	0.59%	0.27%	0.26%	0.92%		0.52%
Before waivers, reimbursements and fees paid indirectly	0.59%	0.26%	0.25%	0.83%		0.44%
Portfolio turnover rate	29%	38%	41%	157%		89%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$14.05	$13.71

Income (loss) from investment operations:
Net investment income (loss)	0.15 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures	1.89	0.37

Total from investment operations	2.04	0.41

Less distributions:
Dividends from net investment income	(0.14)	(0.07)

Net asset value, end of period	$15.95	$14.05

Total return (b)	14.52%	3.04%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$21,618	$4,212
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.71%	0.76%
After waivers, reimbursements and fees paid indirectly (a)	0.71%	0.76%
Before waivers, reimbursements and fees paid indirectly (a)	0.71%	0.76%
Ratio of net investment income (loss) to average net assets:	.
After waivers and reimbursements (a)	0.96%	0.76%
After waivers, reimbursements and fees paid indirectly (a)	0.96%	0.76%
Before waivers, reimbursements and fees paid indirectly (a)	0.96%	0.76%
Portfolio turnover rate	29%	38%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/FRANKLIN CORE BALANCED PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Franklin Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	11.25	2.19	2.88
Portfolio – Class IB Shares*	11.25	1.98	2.65
Portfolio – Class K Shares**	11.53	N/A	10.39
S&P 500 Index	16.00	1.66	3.45
Barclays Intermediate U.S. Government/Credit Index	3.89	5.18	5.58
50% VMI – LCC/50% Barclays Intermediate U.S. Government/Credit Index†	9.97	5.35	6.19
* Date of inception 9/15/06. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 11.25% for the year ended December 31, 2012. The Portfolio’s benchmarks, the S&P 500 Index, the Barclays Intermediate U.S. Government/Credit Index and the 50% VMI — LCC/50% Barclays Intermediate U.S. Government/Credit Index/50% Barclays Intermediate U.S. Government/Credit Index, returned 16.00% , 3.89% and 9.97%, respectively, over the same period.

Portfolio Highlights

What helped performance during the year:

•

Fixed income markets benefited from persistently low long-term interest rates and a decline in credit spreads driven by stable corporate fundamentals and accommodative capital markets. These factors led to record-high corporate bond issuance, much of which was used to refinance existing debt at lower interest rates and extend debt maturities. Significant fixed income contributors included First Data and Freescale Semiconductor in the Technology sector, Sprint Nextel and CC Media Holdings in Communications, and Capital Goods company Cemex (Mexico).

•	Equity holdings that benefited performance included Financials Bank of America, Wells Fargo & Co. and JPMorgan Chase & Co., and Health Care companies Roche Holding (Switzerland) and Merck & Co.

What hurt performance during the year:

•	In general, fixed income detractors including Petroplus Finance (Bermuda), Dynegy Holdings and ATP Oil & Gas needed corporate restructuring as a result of business and balance sheet pressures.

•	Several equity detractors were negatively affected by weak natural gas prices including Utilities Exelon and Entergy and oil and natural gas exploration and production company Chesapeake Energy.

•	Stagnant gold prices combined with cost pressures related to mining operations and labor led to weak share prices for mining companies Barrick Gold (Canada) and Newmont Mining.

Portfolio Positioning and Outlook – Franklin Advisers, Inc.

During the fiscal year, the portfolio’s asset allocation shifted meaningfully with a decrease in fixed income holdings and an increase in equity holdings. The fixed income allocation decline was driven largely by reduced holdings of corporate bonds throughout the period. The portfolio’s equity allocation rose with an emphasis on dividend-paying large cap companies and convertible securities. During this period of low absolute yields and a favorable credit environment, we remained focused on looking for fixed income opportunities in credit markets, emphasizing high yield corporate bonds. Our corporate bond exposure remained well diversified. Given the current interest rate environment, we continued to limit our holdings of other fixed income asset classes including Treasuries, agencies and mortgage-backed securities as we believed better income and capital appreciation opportunities existed in other asset classes. At year-end the equity portfolio was diversified with leading sector concentrations in Utilities, Financials, Energy, Materials and Health Care.

EQ/FRANKLIN CORE BALANCED PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2012
Weighted Average Life (Years)	4.20
Weighted Average Coupon (%)	6.44
Weighted Average Modified Duration (Years)*	4.07
Weighted Average Rating	BB+
* Modified duration is a measure of the price senstivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of December 31, 2012	% of Net Assets
Equities & Warrants	39.5%
Corporate Bonds	29.4
Government Securities	17.2
Convertible Preferred Stocks	2.6
Preferred Stocks	0.5
Convertible Bonds	0.3
Asset-Backed and Mortgage-Backed Securities	0.2
Cash and Other	10.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,050.20	$5.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.53
Class IB
Actual	1,000.00	1,049.10	5.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.53
Class K
Actual	1,000.00	1,050.60	4.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.27

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.09%, 1.09% and 0.84%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (0.2%)
Non-Agency CMO (0.2%)
Banc of America Large Loan, Inc.,
Series 2010-HLTN 2.509%, 11/15/15(l)§	$2,746,447	$2,740,786

Total Asset-Backed and Mortgage-Backed Securities		2,740,786

Convertible Bonds (0.3%)
Financials (0.1%)
Real Estate Management & Development (0.1%)
Forest City Enterprises, Inc.
4.250%, 8/15/18	450,000	473,344

Total Financials		473,344

Materials (0.2%)
Construction Materials (0.2%)
Cemex S.A.B. de C.V.
3.250%, 3/15/16	1,375,000	1,558,906
3.750%, 3/15/18	765,000	869,231

Total Materials		2,428,137

Total Convertible Bonds		2,901,481

Corporate Bonds (29.4%)
Consumer Discretionary (4.5%)
Auto Components (0.0%)
Johnson Controls, Inc.
1.750%, 3/1/14	150,000	151,763

Automobiles (0.6%)
Chrysler Group LLC/Chrysler Group Co-Issuer, Inc.
8.000%, 6/15/19	5,000,000	5,462,500
Navistar, Inc.
7.000%, 8/15/17	1,100,000	1,103,666

		6,566,166

Diversified Consumer Services (0.1%)
Laureate Education, Inc.
9.250%, 9/1/19§	1,500,000	1,567,500

Hotels, Restaurants & Leisure (1.0%)
Caesars Entertainment Operating Co., Inc.
11.250%, 6/1/17	1,000,000	1,070,000
CityCenter Holdings LLC/CityCenter Finance Corp.
7.625%, 1/15/16	800,000	856,000
10.750%, 1/15/17 PIK	1,416,558	1,544,048
ClubCorp Club Operations, Inc.
10.000%, 12/1/18	2,000,000	2,220,000
Landry’s, Inc.
9.375%, 5/1/20§	2,000,000	2,110,000
McDonald’s Corp.
5.350%, 3/1/18	140,000	168,450
MGM Resorts International
6.625%, 7/15/15	2,500,000	2,681,250
6.750%, 10/1/20§	400,000	408,000
Wyndham Worldwide Corp.
4.250%, 3/1/22	150,000	154,875
Yum! Brands, Inc.
3.875%, 11/1/20	$150,000	$163,851

		11,376,474

Household Durables (0.4%)
KB Home
7.500%, 9/15/22	4,000,000	4,370,000

Media (2.1%)
Cablevision Systems Corp. - New York Group
8.000%, 4/15/20	1,800,000	2,029,500
CBS Corp.
3.375%, 3/1/22	200,000	207,768
CCO Holdings LLC/CCO Holdings Capital Corp.
7.000%, 1/15/19	1,000,000	1,068,750
7.375%, 6/1/20	2,000,000	2,220,000
6.500%, 4/30/21	1,000,000	1,072,500
Clear Channel Communications, Inc.
9.000%, 12/15/19§	1,019,000	927,290
9.000%, 3/1/21	2,000,000	1,770,000
Term Loan B
3.859%, 11/13/15(l)	3,400,769	2,814,137
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	25,000	37,796
Comcast Corp.
5.900%, 3/15/16	50,000	57,291
6.500%, 1/15/17	94,000	112,648
5.150%, 3/1/20	150,000	178,817
CSC Holdings LLC
6.750%, 11/15/21§	3,700,000	4,107,000
Cumulus Media Holdings, Inc.
7.500%, 3/1/19	2,000,000	2,055,000
Dex One Corp.
14.000%, 1/29/17 PIK	1,131,999	350,920
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
4.750%, 10/1/14	200,000	212,955
3.500%, 3/1/16	300,000	319,352
3.800%, 3/15/22	100,000	103,100
Discovery Communications LLC
5.050%, 6/1/20	100,000	116,191
NBCUniversal Media LLC
3.650%, 4/30/15	100,000	106,398
4.375%, 4/1/21	350,000	392,901
News America, Inc.
5.300%, 12/15/14	80,000	87,004
8.000%, 10/17/16	100,000	123,480
3.000%, 9/15/22§	150,000	151,666
SuperMedia, Inc.
Term Loan 11.000%, 12/31/15	858,313	611,548
Thomson Reuters Corp.
5.700%, 10/1/14	250,000	270,608
Time Warner Cable, Inc.
7.500%, 4/1/14	100,000	108,311
8.250%, 4/1/19	170,000	227,941
4.000%, 9/1/21	100,000	110,083
Time Warner, Inc.
4.700%, 1/15/21	250,000	286,109

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Viacom, Inc.
1.250%, 2/27/15	$250,000	$251,809
3.500%, 4/1/17	68,000	73,703
Visant Corp.
10.000%, 10/1/17	1,900,000	1,700,500
Walt Disney Co.
2.550%, 2/15/22	250,000	256,095

		24,519,171

Multiline Retail (0.1%)
Macy’s Retail Holdings, Inc.
3.875%, 1/15/22	150,000	158,250
Macy’s Retail Holdings, Inc.
5.750%, 7/15/14	100,000	107,000
Nordstrom, Inc.
6.750%, 6/1/14	250,000	271,164
Target Corp.
6.000%, 1/15/18	200,000	246,187

		782,601

Specialty Retail (0.2%)
Academy Ltd./Academy Finance Corp.
9.250%, 8/1/19§	1,400,000	1,554,000
AutoZone, Inc.
4.000%, 11/15/20	100,000	108,157
Gap, Inc.
5.950%, 4/12/21	50,000	57,165
Home Depot, Inc.
5.400%, 3/1/16	105,000	119,904
Lowe’s Cos., Inc.
5.400%, 10/15/16	100,000	116,166
Staples, Inc.
9.750%, 1/15/14	200,000	217,387

		2,172,779

Textiles, Apparel & Luxury Goods (0.0%)
Cintas Corp. No. 2
2.850%, 6/1/16	100,000	104,968

Total Consumer Discretionary		51,611,422

Consumer Staples (1.5%)
Beverages (0.2%)
Anheuser-Busch InBev Worldwide, Inc.
1.500%, 7/14/14	125,000	126,612
5.375%, 11/15/14	225,000	244,337
7.750%, 1/15/19	50,000	66,562
5.375%, 1/15/20	250,000	304,888
4.375%, 2/15/21	25,000	29,030
2.500%, 7/15/22	100,000	100,363
Beam, Inc.
5.375%, 1/15/16	9,000	10,044
Bottling Group LLC
6.950%, 3/15/14	150,000	161,244
Coca-Cola Co.
1.800%, 9/1/16	256,000	264,689
3.150%, 11/15/20	100,000	108,854
Diageo Capital plc
5.500%, 9/30/16	213,000	247,634
Diageo Finance B.V.
5.300%, 10/28/15	95,000	106,727
Dr. Pepper Snapple Group, Inc.
2.900%, 1/15/16	50,000	52,813
PepsiCo, Inc.
5.000%, 6/1/18	$100,000	$118,619
7.900%, 11/1/18	144,000	194,706

		2,137,122

Food & Staples Retailing (0.4%)
Costco Wholesale Corp.
5.500%, 3/15/17	92,000	108,527
CVS Caremark Corp.
5.750%, 6/1/17	122,000	145,582
Kroger Co.
6.150%, 1/15/20	150,000	182,665
Safeway, Inc.
5.000%, 8/15/19	30,000	32,246
3.950%, 8/15/20	100,000	100,028
SUPERVALU, Inc.
8.000%, 5/1/16(b)	3,300,000	3,093,750
US Foods, Inc.
8.500%, 6/30/19§(b)	1,000,000	1,020,000
Walgreen Co.
3.100%, 9/15/22	150,000	150,885
Wal-Mart Stores, Inc.
5.375%, 4/5/17	200,000	236,841
3.625%, 7/8/20	100,000	111,215
3.250%, 10/25/20	100,000	108,565

		5,290,304

Food Products (0.4%)
Bunge Ltd. Finance Corp.
4.100%, 3/15/16	150,000	160,662
ConAgra Foods, Inc.
3.250%, 9/15/22	100,000	100,590
Dean Foods Co.
9.750%, 12/15/18	900,000	1,026,000
General Mills, Inc.
5.650%, 2/15/19	100,000	122,679
JBS USA LLC/JBS USA Finance, Inc.
11.625%, 5/1/14	1,000,000	1,118,750
8.250%, 2/1/20§	800,000	846,000
Kellogg Co.
3.250%, 5/21/18	200,000	217,218
Kraft Foods Group, Inc.
5.375%, 2/10/20§	104,000	125,887
Mondelez International, Inc.
4.125%, 2/9/16	500,000	544,735
5.375%, 2/10/20	96,000	116,273
Smithfield Foods, Inc.
6.625%, 8/15/22	400,000	443,000
Tyson Foods, Inc.
4.500%, 6/15/22	100,000	108,250

		4,930,044

Household Products (0.4%)
Clorox Co.
3.050%, 9/15/22	150,000	154,315
Colgate-Palmolive Co.
1.250%, 5/1/14	150,000	151,612
Kimberly-Clark Corp.
6.125%, 8/1/17	50,000	61,227
3.625%, 8/1/20	50,000	55,331

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Procter & Gamble Co.
4.700%, 2/15/19	$350,000	$413,368
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU
7.875%, 8/15/19	1,200,000	1,338,000
9.875%, 8/15/19	800,000	858,000
5.750%, 10/15/20§	900,000	931,500
8.250%, 2/15/21	400,000	407,000

		4,370,353

Tobacco (0.1%)
Altria Group, Inc.
9.700%, 11/10/18	39,000	54,451
9.250%, 8/6/19	68,000	94,492
2.850%, 8/9/22	200,000	196,987
Lorillard Tobacco Co.
3.500%, 8/4/16	250,000	264,728
Philip Morris International, Inc.
5.650%, 5/16/18	63,000	76,456
2.500%, 8/22/22	100,000	100,006
Reynolds American, Inc.
3.250%, 11/1/22	100,000	100,219

		887,339

Total Consumer Staples		17,615,162

Energy (4.4%)
Energy Equipment & Services (0.3%)
Ensco plc
3.250%, 3/15/16	100,000	106,671
Expro Finance Luxembourg S.C.A.
8.500%, 12/15/16§	613,000	640,585
Halliburton Co.
3.250%, 11/15/21	100,000	107,459
National Oilwell Varco, Inc.
2.600%, 12/1/22	150,000	152,221
Offshore Group Investment Ltd.
7.500%, 11/1/19§	2,200,000	2,211,000
Rowan Cos., Inc.
4.875%, 6/1/22	75,000	81,412
Transocean, Inc.
4.950%, 11/15/15	150,000	164,328
6.375%, 12/15/21	150,000	183,666
Weatherford International Ltd.
5.500%, 2/15/16	75,000	82,751
9.625%, 3/1/19	100,000	130,520

		3,860,613

Oil, Gas & Consumable Fuels (4.1%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	180,000	206,030
Antero Resources Finance Corp.
9.375%, 12/1/17	1,000,000	1,097,500
7.250%, 8/1/19	1,000,000	1,090,000
Apache Corp.
5.625%, 1/15/17	150,000	177,021
Bill Barrett Corp.
7.000%, 10/15/22	500,000	512,500
Canadian Natural Resources Ltd.
5.700%, 5/15/17	100,000	117,980
Cenovus Energy, Inc.
5.700%, 10/15/19	90,000	109,271
Chesapeake Energy Corp.
6.500%, 8/15/17	$2,000,000	$2,170,000
5.750%, 12/2/17	2,000,000	2,001,388
6.875%, 8/15/18	800,000	842,000
7.250%, 12/15/18	6,000,000	6,555,000
6.775%, 3/15/19	2,300,000	2,305,750
6.875%, 11/15/20	1,300,000	1,407,250
ConocoPhillips
4.600%, 1/15/15	250,000	270,090
ConocoPhillips Co.
2.400%, 12/15/22	150,000	149,059
CONSOL Energy, Inc.
8.250%, 4/1/20	1,400,000	1,515,500
Devon Energy Corp.
4.000%, 7/15/21	100,000	111,073
Ecopetrol S.A.
7.625%, 7/23/19	50,000	64,625
El Paso Corp.
7.750%, 1/15/32	1,700,000	1,989,000
Enbridge, Inc.
5.600%, 4/1/17	250,000	289,787
EnCana Holdings Finance Corp.
5.800%, 5/1/14	292,000	310,714
Energy Transfer Partners LP
4.650%, 6/1/21	150,000	165,711
Energy XXI Gulf Coast, Inc.
9.250%, 12/15/17	1,000,000	1,131,250
Enterprise Products Operating LLC
3.200%, 2/1/16	500,000	530,289
EOG Resources, Inc.
5.625%, 6/1/19	15,000	18,454
4.100%, 2/1/21	100,000	114,426
EQT Corp.
4.875%, 11/15/21	50,000	53,603
Halcon Resources Corp.
9.750%, 7/15/20§	2,000,000	2,160,000
Kinder Morgan Energy Partners LP
6.850%, 2/15/20	325,000	409,041
Linn Energy LLC/Linn Energy Finance Corp.
8.625%, 4/15/20	1,700,000	1,857,250
Marathon Oil Corp.
2.800%, 11/1/22	100,000	100,555
Marathon Petroleum Corp.
5.125%, 3/1/21	50,000	58,794
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC
10.750%, 10/1/20§	1,000,000	1,062,500
Murphy Oil Corp.
3.700%, 12/1/22	100,000	100,326
Nabors Industries, Inc.
6.150%, 2/15/18	290,000	340,689
Noble Energy, Inc.
4.150%, 12/15/21	150,000	164,815
Noble Holding International Ltd.
2.500%, 3/15/17	150,000	155,182
4.625%, 3/1/21	50,000	55,119
Occidental Petroleum Corp.
4.125%, 6/1/16	100,000	110,996
ONEOK Partners LP
8.625%, 3/1/19	100,000	133,234
Peabody Energy Corp.
Series WI 6.250%, 11/15/21	500,000	531,875

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Pemex Project Funding Master Trust
5.750%, 3/1/18	$300,000	$349,500
Petrobras International Finance Co.
7.875%, 3/15/19	200,000	250,670
5.750%, 1/20/20	265,000	301,599
5.375%, 1/27/21	150,000	168,942
Petroleos Mexicanos
4.875%, 1/24/22	250,000	281,875
Phillips 66
2.950%, 5/1/17§	250,000	261,622
Plains All American Pipeline LP/Plains All American Finance Corp.
6.500%, 5/1/18	40,000	49,738
Samson Investment Co.
9.750%, 2/15/20§	2,600,000	2,749,500
SandRidge Energy, Inc.
9.875%, 5/15/16	2,000,000	2,155,000
8.000%, 6/1/18§	3,000,000	3,180,000
8.750%, 1/15/20	750,000	821,250
Shell International Finance B.V.
4.000%, 3/21/14	215,000	224,386
2.375%, 8/21/22	250,000	249,908
Statoil ASA
3.125%, 8/17/17	250,000	271,737
5.250%, 4/15/19	25,000	30,105
Suncor Energy, Inc.
6.100%, 6/1/18	165,000	201,159
Total Capital S.A.
3.000%, 6/24/15	100,000	105,897
3.125%, 10/2/15	100,000	106,394
TransCanada PipeLines Ltd.
7.125%, 1/15/19	118,000	149,911
3.800%, 10/1/20	100,000	111,289
Valero Energy Corp.
6.125%, 2/1/20	150,000	182,272
W&T Offshore, Inc.
8.500%, 6/15/19	1,600,000	1,704,000
Williams Cos., Inc.
7.875%, 9/1/21	93,000	119,244
Williams Partners LP
5.250%, 3/15/20	100,000	115,463
4.125%, 11/15/20	100,000	107,565

		46,794,673

Total Energy		50,655,286

Financials (5.4%)
Capital Markets (0.8%)
Ameriprise Financial, Inc.
5.300%, 3/15/20	100,000	118,775
Bank of New York Mellon Corp.
4.300%, 5/15/14	300,000	316,023
4.150%, 2/1/21	100,000	112,325
3.550%, 9/23/21	100,000	108,440
Bear Stearns Cos. LLC
6.400%, 10/2/17	155,000	186,712
Boparan Finance plc
9.875%, 4/30/18§	GBP 1,000,000	1,835,629
Charles Schwab Corp.
3.225%, 9/1/22§	$100,000	99,713
Deutsche Bank AG/London
3.250%, 1/11/16	100,000	105,913
6.000%, 9/1/17	$150,000	$179,535
E*TRADE Financial Corp.
6.000%, 11/15/17	1,300,000	1,329,250
Goldman Sachs Group, Inc.
5.125%, 1/15/15	84,000	90,399
1.600%, 11/23/15	250,000	251,199
5.350%, 1/15/16	83,000	91,602
3.625%, 2/7/16	85,000	90,062
5.750%, 10/1/16	130,000	148,025
5.625%, 1/15/17	215,000	235,973
6.150%, 4/1/18	600,000	708,730
5.750%, 1/24/22	250,000	293,546
Jefferies Group, Inc.
8.500%, 7/15/19	75,000	89,914
Merrill Lynch & Co., Inc.
6.400%, 8/28/17	150,000	177,063
Morgan Stanley
4.750%, 4/1/14	75,000	77,612
6.000%, 4/28/15	250,000	272,725
3.800%, 4/29/16	100,000	104,654
5.450%, 1/9/17	251,000	277,781
6.625%, 4/1/18	250,000	292,500
7.300%, 5/13/19	200,000	244,241
5.750%, 1/25/21	250,000	285,758
4.875%, 11/1/22	100,000	102,525
Nomura Holdings, Inc.
5.000%, 3/4/15	75,000	79,478
4.125%, 1/19/16	150,000	156,532
State Street Corp.
2.875%, 3/7/16	50,000	53,464
4.375%, 3/7/21	150,000	174,023

		8,690,121

Commercial Banks (1.0%)
Bancolombia S.A.
5.125%, 9/11/22	100,000	102,750
Bank of Montreal
1.750%, 4/29/14	100,000	101,623
2.500%, 1/11/17	150,000	157,183
Bank of Nova Scotia
3.400%, 1/22/15	250,000	263,747
2.900%, 3/29/16	100,000	105,873
Barclays Bank plc
2.375%, 1/13/14	150,000	152,423
5.200%, 7/10/14	250,000	266,021
5.140%, 10/14/20	100,000	104,662
BB&T Corp.
2.050%, 4/28/14	100,000	101,898
3.200%, 3/15/16	200,000	213,212
BBVA Senior Finance S.A. Unipersonal
3.250%, 5/16/14	100,000	100,092
BNP Paribas S.A.
3.600%, 2/23/16	400,000	424,134
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.375%, 1/19/17	250,000	268,037
Credit Suisse AG/New York
5.400%, 1/14/20	100,000	111,730
4.375%, 8/5/20	250,000	285,355
Fifth Third Bancorp
3.625%, 1/25/16	200,000	213,935

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
HSBC Bank USA/New York
4.625%, 4/1/14	$283,000	$295,817
HSBC Holdings plc
5.100%, 4/5/21	100,000	118,301
4.000%, 3/30/22	100,000	109,288
JPMorgan Chase Bank N.A.
6.000%, 10/1/17	456,000	540,349
KeyCorp
5.100%, 3/24/21	50,000	58,348
KfW
1.375%, 1/13/14	250,000	252,508
3.500%, 3/10/14	408,000	422,722
4.125%, 10/15/14	94,000	99,988
1.000%, 1/12/15	500,000	505,724
4.375%, 7/21/15	478,000	524,221
4.875%, 6/17/19	250,000	303,950
2.750%, 9/8/20	150,000	161,680
2.625%, 1/25/22	300,000	317,578
Landwirtschaftliche Rentenbank
2.125%, 7/15/16	100,000	104,836
5.125%, 2/1/17	123,000	144,085
Lloyds TSB Bank plc
6.375%, 1/21/21	100,000	123,335
National Australia Bank Ltd./New York
1.600%, 8/7/15	100,000	101,550
PNC Funding Corp.
3.625%, 2/8/15	350,000	370,487
5.250%, 11/15/15	57,000	63,650
5.125%, 2/8/20	100,000	118,821
Rabobank Nederland N.V.
4.500%, 1/11/21	75,000	84,986
3.875%, 2/8/22	75,000	81,086
Royal Bank of Canada
2.625%, 12/15/15	250,000	263,637
Royal Bank of Scotland Group plc
6.400%, 10/21/19	100,000	117,576
Royal Bank of Scotland plc
5.625%, 8/24/20	100,000	116,807
SunTrust Banks, Inc.
3.600%, 4/15/16	50,000	53,104
3.500%, 1/20/17	50,000	53,692
Toronto-Dominion Bank
2.375%, 10/19/16	50,000	52,094
U.S. Bancorp
2.950%, 7/15/22	150,000	151,679
U.S. Bank N.A./Ohio
6.300%, 2/4/14	300,000	318,130
UBS AG/Connecticut
5.875%, 7/15/16	100,000	110,147
4.875%, 8/4/20	250,000	289,536
Wachovia Corp.
5.750%, 6/15/17	100,000	119,173
Wells Fargo & Co.
3.750%, 10/1/14	250,000	263,470
3.676%, 6/15/16 (e)	300,000	324,099
2.625%, 12/15/16	250,000	261,759
5.625%, 12/11/17	250,000	298,310
3.500%, 3/8/22	100,000	106,027
Westpac Banking Corp.
3.000%, 8/4/15	150,000	158,383
2.000%, 8/14/17	$200,000	$205,653

		11,139,261

Consumer Finance (0.3%)
American Express Co.
2.650%, 12/2/22§	212,000	210,500
American Express Credit Corp.
1.750%, 6/12/15	250,000	255,376
2.750%, 9/15/15	300,000	314,826
Capital One Financial Corp.
7.375%, 5/23/14	275,000	299,394
2.125%, 7/15/14	125,000	127,188
4.750%, 7/15/21	100,000	116,022
Caterpillar Financial Services Corp.
1.650%, 4/1/14	200,000	202,768
1.375%, 5/20/14	100,000	101,124
7.150%, 2/15/19	135,000	176,213
Ford Motor Credit Co. LLC
4.250%, 2/3/17	250,000	267,200
3.000%, 6/12/17	200,000	205,048
5.875%, 8/2/21	200,000	231,000
HSBC Finance Corp.
6.676%, 1/15/21	250,000	298,922
HSBC USA, Inc.
2.375%, 2/13/15	150,000	154,281
John Deere Capital Corp.
1.600%, 3/3/14	100,000	101,259
SLM Corp.
5.375%, 5/15/14	125,000	130,312
6.000%, 1/25/17	150,000	161,250
8.450%, 6/15/18	150,000	174,000
Toyota Motor Credit Corp.
2.800%, 1/11/16	200,000	211,858
2.050%, 1/12/17	250,000	259,879

		3,998,420

Diversified Financial Services (2.7%)
Bank of America Corp.
4.750%, 8/1/15	75,000	81,119
5.250%, 12/1/15	476,000	509,960
3.750%, 7/12/16	150,000	160,082
6.500%, 8/1/16	250,000	290,611
5.625%, 10/14/16	75,000	84,649
5.650%, 5/1/18	550,000	639,446
7.625%, 6/1/19	250,000	320,491
5.700%, 1/24/22	100,000	119,593
Bank of America N.A.
5.300%, 3/15/17	106,000	119,038
BP Capital Markets plc
3.125%, 10/1/15	200,000	212,605
3.200%, 3/11/16	100,000	106,330
4.500%, 10/1/20	300,000	344,301
Citigroup, Inc.
5.500%, 10/15/14	350,000	376,014
4.587%, 12/15/15	150,000	163,092
5.300%, 1/7/16	274,000	303,954
5.850%, 8/2/16	58,000	66,211
4.450%, 1/10/17	300,000	332,332
6.125%, 11/21/17	250,000	297,273
8.500%, 5/22/19	250,000	335,932
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16	146,000	170,699

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount		Value (Note 1)
General Electric Capital Corp.
5.900%, 5/13/14		$250,000	$267,908
4.875%, 3/4/15		65,000	70,682
2.250%, 11/9/15		500,000	515,623
5.400%, 2/15/17		72,000	83,369
5.625%, 9/15/17		391,000	461,889
4.625%, 1/7/21		350,000	398,381
3.150%, 9/7/22		100,000	101,721
6.375%, 11/15/67(l)		100,000	105,250
JPMorgan Chase & Co.
4.650%, 6/1/14		250,000	263,938
5.150%, 10/1/15		393,000	434,754
6.000%, 1/15/18		250,000	301,079
4.250%, 10/15/20		200,000	221,587
3.250%, 9/23/22		100,000	103,149
7.900%, 4/29/49(l)		9,468,000	10,734,345
Series 1 4.500%, 1/24/22		250,000	283,148
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
7.375%, 10/1/17§		1,000,000	1,035,000
Moody’s Corp.
4.500%, 9/1/22		50,000	53,662
National Rural Utilities Cooperative Finance Corp.
3.050%, 3/1/16		100,000	106,665
5.450%, 4/10/17		82,000	96,138
Nationstar Mortgage LLC/Nationstar Capital Corp.
9.625%, 5/1/19§		3,000,000	3,333,750
Nuveen Investments, Inc.
9.500%, 10/15/20§		2,700,000	2,686,500
ORIX Corp.
5.000%, 1/12/16		25,000	27,304
3.750%, 3/9/17		150,000	157,617
Unilever Capital Corp.
2.750%, 2/10/16		100,000	106,170
UPCB Finance III Ltd.
6.625%, 7/1/20§		2,000,000	2,135,000
Volkswagen International Finance N.V.
5.500%, 11/9/15§	EUR	1,500,000	2,166,771

			31,285,132

Insurance (0.3%)
ACE INA Holdings, Inc.
5.875%, 6/15/14		$81,000	86,960
2.600%, 11/23/15		250,000	261,354
Aflac, Inc.
2.650%, 2/15/17		150,000	157,409
Allstate Corp.
7.450%, 5/16/19		250,000	327,866
6.125%, 5/15/37(l)		20,000	20,600
American International Group, Inc.
5.600%, 10/18/16		80,000	91,440
5.850%, 1/16/18		206,000	243,461
8.250%, 8/15/18		150,000	197,071
Aon Corp.
3.125%, 5/27/16		100,000	105,762
5.000%, 9/30/20		50,000	57,247
Berkshire Hathaway Finance Corp.
1.600%, 5/15/17		250,000	253,849
4.250%, 1/15/21		$100,000	$114,317
Chubb Corp.
6.375%, 3/29/67 (l)		50,000	54,500
CNA Financial Corp.
5.875%, 8/15/20		100,000	118,119
Hartford Financial Services Group, Inc.
5.500%, 3/30/20		150,000	174,712
Lincoln National Corp.
8.750%, 7/1/19		100,000	133,514
4.850%, 6/24/21		50,000	56,166
Manulife Financial Corp.
3.400%, 9/17/15		150,000	157,294
Marsh & McLennan Cos., Inc.
9.250%, 4/15/19		35,000	47,279
4.800%, 7/15/21		150,000	170,340
MetLife, Inc.
6.750%, 6/1/16		225,000	266,454
4.750%, 2/8/21		100,000	116,183
Progressive Corp.
3.750%, 8/23/21		50,000	55,050
Prudential Financial, Inc.
4.750%, 9/17/15		250,000	273,803
7.375%, 6/15/19		200,000	255,182
Travelers Cos., Inc.
5.750%, 12/15/17		65,000	78,703

			3,874,635

Real Estate Investment Trusts (REITs) (0.2%)
American Tower Corp.
5.050%, 9/1/20		75,000	84,419
AvalonBay Communities, Inc.
2.950%, 9/15/22		100,000	99,703
Boston Properties LP
5.000%, 6/1/15		60,000	65,456
5.625%, 11/15/20		70,000	82,542
Duke Realty LP
5.950%, 2/15/17		250,000	285,958
ERP Operating LP
5.250%, 9/15/14		45,000	48,285
4.625%, 12/15/21		150,000	169,061
HCP, Inc.
6.000%, 1/30/17		45,000	51,967
5.375%, 2/1/21		150,000	170,816
Health Care REIT, Inc.
3.625%, 3/15/16		50,000	52,963
4.700%, 9/15/17		100,000	111,216
Hospitality Properties Trust
6.300%, 6/15/16		55,000	61,315
Liberty Property LP
4.125%, 6/15/22		100,000	105,620
Realty Income Corp.
3.250%, 10/15/22		150,000	146,331
Simon Property Group LP
6.100%, 5/1/16		160,000	184,725
5.650%, 2/1/20		300,000	361,676
Ventas Realty LP/Ventas Capital Corp.
4.250%, 3/1/22		100,000	106,676

			2,188,729

Real Estate Management & Development (0.1%)
Algeco Scotsman Global Finance plc
8.500%, 10/15/18§		1,000,000	1,035,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
ProLogis LP
6.625%, 5/15/18	$100,000	$120,447

		1,155,447

Total Financials		62,331,745

Health Care (2.3%)
Biotechnology (0.1%)
Amgen, Inc.
2.300%, 6/15/16	350,000	364,698
3.450%, 10/1/20	150,000	160,817
Celgene Corp.
3.950%, 10/15/20	100,000	108,937
Gilead Sciences, Inc.
4.400%, 12/1/21	100,000	113,860
Grifols, Inc.
8.250%, 2/1/18	600,000	660,750

		1,409,062

Health Care Equipment & Supplies (0.1%)
Baxter International, Inc.
5.375%, 6/1/18	82,000	98,390
Boston Scientific Corp.
4.500%, 1/15/15	150,000	159,678
Covidien International Finance S.A.
6.000%, 10/15/17	187,000	226,988
Medtronic, Inc.
4.125%, 3/15/21	100,000	114,000

		599,056

Health Care Providers & Services (1.9%)
Aetna, Inc.
6.000%, 6/15/16	116,000	134,818
2.750%, 11/15/22	150,000	148,335
Cardinal Health, Inc.
3.200%, 6/15/22	50,000	51,558
Cigna Corp.
4.500%, 3/15/21	150,000	168,029
Express Scripts Holding Co.
3.125%, 5/15/16	150,000	158,033
4.750%, 11/15/21§	150,000	172,673
HCA, Inc.
6.500%, 2/15/16	6,000,000	6,517,500
6.500%, 2/15/20	2,300,000	2,587,500
7.500%, 2/15/22	3,200,000	3,664,000
McKesson Corp.
3.250%, 3/1/16	250,000	267,813
Medco Health Solutions, Inc.
4.125%, 9/15/20	100,000	109,514
Quest Diagnostics, Inc.
3.200%, 4/1/16	150,000	158,286
Tenet Healthcare Corp.
9.250%, 2/1/15	5,000,000	5,612,500
8.000%, 8/1/20	553,000	595,858
UnitedHealth Group, Inc.
6.000%, 2/15/18	300,000	367,062
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.
7.750%, 2/1/19	500,000	515,000
WellPoint, Inc.
5.250%, 1/15/16	150,000	167,551
3.125%, 5/15/22	$150,000	$150,920

		21,546,950

Life Sciences Tools & Services (0.0%)
Life Technologies Corp.
5.000%, 1/15/21	100,000	113,071
Thermo Fisher Scientific, Inc.
3.200%, 3/1/16	100,000	106,518
3.600%, 8/15/21	50,000	52,816

		272,405

Pharmaceuticals (0.2%)
AbbVie, Inc.
2.000%, 11/6/18§	150,000	151,994
2.900%, 11/6/22§	200,000	202,931
AstraZeneca plc
5.900%, 9/15/17	63,000	76,644
Bristol-Myers Squibb Co.
2.000%, 8/1/22	100,000	96,546
Eli Lilly and Co.
5.200%, 3/15/17	283,000	330,178
GlaxoSmithKline Capital plc
1.500%, 5/8/17	50,000	50,716
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18	185,000	225,092
Merck & Co., Inc.
4.750%, 3/1/15	80,000	87,225
Novartis Capital Corp.
4.125%, 2/10/14	200,000	208,084
Novartis Securities Investment Ltd.
5.125%, 2/10/19	250,000	298,466
Pfizer, Inc.
4.650%, 3/1/18	50,000	58,180
6.200%, 3/15/19	100,000	126,268
Sanofi S.A.
1.625%, 3/28/14	100,000	101,413
4.000%, 3/29/21	75,000	85,025
Teva Pharmaceutical Finance III B.V.
1.700%, 3/21/14	200,000	203,061
Watson Pharmaceuticals, Inc.
3.250%, 10/1/22	150,000	153,378
Wyeth LLC
5.500%, 2/1/14	291,000	306,911

		2,762,112

Total Health Care		26,589,585

Industrials (2.1%)
Aerospace & Defense (0.2%)
Boeing Co.
5.000%, 3/15/14	250,000	263,208
Embraer S.A.
5.150%, 6/15/22	75,000	81,188
General Dynamics Corp.
1.375%, 1/15/15	50,000	50,724
3.875%, 7/15/21	100,000	112,382
Honeywell International, Inc.
5.400%, 3/15/16	94,000	107,424
5.300%, 3/1/18	85,000	101,508
L-3 Communications Corp.
3.950%, 11/15/16	250,000	270,800

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Lockheed Martin Corp.
4.250%, 11/15/19	$150,000	$169,676
Northrop Grumman Corp.
3.500%, 3/15/21	100,000	107,021
Precision Castparts Corp.
2.500%, 1/15/23	75,000	75,467
Raytheon Co.
6.400%, 12/15/18	50,000	62,708
United Technologies Corp.
4.875%, 5/1/15	93,000	102,069
6.125%, 2/1/19	233,000	290,055
3.100%, 6/1/22	50,000	52,949

		1,847,179

Air Freight & Logistics (0.0%)
FedEx Corp.
2.625%, 8/1/22	50,000	49,868
United Parcel Service, Inc.
5.500%, 1/15/18	60,000	72,301
3.125%, 1/15/21	200,000	215,030

		337,199

Airlines (0.0%)
Southwest Airlines Co.
5.750%, 12/15/16	50,000	56,517

Building Products (0.0%)
CRH America, Inc.
6.000%, 9/30/16	83,000	93,540

Commercial Services & Supplies (0.2%)
ADT Corp.
3.500%, 7/15/22§	50,000	49,456
Pitney Bowes, Inc.
5.000%, 3/15/15	50,000	52,250
Republic Services, Inc.
5.250%, 11/15/21	100,000	117,947
United Rentals North America, Inc.
7.625%, 4/15/22§	2,000,000	2,202,500
Waste Management, Inc.
7.375%, 3/11/19	152,000	193,067

		2,615,220

Construction & Engineering (0.3%)
ABB Finance USA, Inc.
2.875%, 5/8/22	150,000	153,069
Abengoa Finance S.A.U.
8.875%, 11/1/17§	1,600,000	1,504,000
Dynacast International LLC/Dynacast Finance, Inc.
9.250%, 7/15/19	2,000,000	2,140,000
URS Corp.
3.850%, 4/1/17§	150,000	153,389

		3,950,458

Electrical Equipment (0.0%)
Roper Industries, Inc.
3.125%, 11/15/22	100,000	100,527

Industrial Conglomerates (0.3%)
Danaher Corp.
2.300%, 6/23/16	50,000	52,364
3.900%, 6/23/21	50,000	56,253
General Electric Co.
5.250%, 12/6/17	250,000	293,812
2.700%, 10/9/22	$250,000	$253,635
Ingersoll-Rand Global Holding Co., Ltd.
9.500%, 4/15/14	100,000	110,582
Koninklijke Philips Electronics N.V.
3.750%, 3/15/22	100,000	108,964
RBS Global, Inc./Rexnord LLC
8.500%, 5/1/18	2,200,000	2,392,500
Tyco Electronics Group S.A.
6.550%, 10/1/17	100,000	120,219
Tyco Flow Control International Finance S.A.
3.150%, 9/15/22§	150,000	148,133

		3,536,462

Machinery (0.3%)
Caterpillar, Inc.
1.375%, 5/27/14	100,000	101,069
2.600%, 6/26/22	100,000	100,701
Deere & Co.
6.950%, 4/25/14	73,000	79,106
4.375%, 10/16/19	150,000	173,879
2.600%, 6/8/22	100,000	101,295
Eaton Corp.
2.750%, 11/2/22§	150,000	150,169
Manitowoc Co., Inc.
9.500%, 2/15/18	1,000,000	1,112,500
Navistar International Corp.
8.250%, 11/1/21	1,100,000	1,061,500
Stanley Black & Decker, Inc.
2.900%, 11/1/22	100,000	100,724

		2,980,943

Road & Rail (0.6%)
Burlington Northern Santa Fe LLC
5.750%, 3/15/18	115,000	138,978
Canadian National Railway Co.
5.550%, 5/15/18	48,000	57,726
CEVA Group plc
8.375%, 12/1/17§	1,000,000	980,000
11.500%, 4/1/18§	2,900,000	2,436,000
12.750%, 3/31/20§	1,000,000	730,000
CHC Helicopter S.A.
9.250%, 10/15/20	1,500,000	1,578,750
CSX Corp.
7.375%, 2/1/19	100,000	127,088
Norfolk Southern Corp.
5.900%, 6/15/19	40,000	48,729
Ryder System, Inc.
3.500%, 6/1/17	100,000	106,444
Union Pacific Corp.
5.700%, 8/15/18	100,000	120,881
United Rentals North America, Inc.
8.375%, 9/15/20	500,000	553,125

		6,877,721

Trading Companies & Distributors (0.2%)
HD Supply, Inc.
7.250%, 10/5/17	997,500	1,022,645
International Lease Finance Corp.
8.750%, 3/15/17	1,000,000	1,165,000

		2,187,645

Total Industrials		24,583,411

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount		Value (Note 1)
Information Technology (3.7%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
5.500%, 2/22/16		$121,000	$138,482
4.450%, 1/15/20		250,000	294,122
Juniper Networks, Inc.
4.600%, 3/15/21		50,000	54,035

			486,639

Computers & Peripherals (0.1%)
Dell, Inc.
2.100%, 4/1/14		100,000	101,741
2.300%, 9/10/15		200,000	205,523
Hewlett-Packard Co.
6.125%, 3/1/14		250,000	263,273
1.550%, 5/30/14		100,000	99,675
3.300%, 12/9/16		300,000	303,553
5.500%, 3/1/18		156,000	168,396

			1,142,161

Electronic Equipment, Instruments & Components (0.0%)
CommScope, Inc.
8.250%, 1/15/19§		300,000	328,500

Internet Software & Services (0.0%)
eBay, Inc.
3.250%, 10/15/20		50,000	54,245
2.600%, 7/15/22		100,000	101,134
Google, Inc.
1.250%, 5/19/14		100,000	101,199
2.125%, 5/19/16		100,000	104,586

			361,164

IT Services (2.2%)
Ceridian Corp.
11.250%, 11/15/15		1,000,000	1,000,000
Computer Sciences Corp.
4.450%, 9/15/22		100,000	103,956
First Data Corp.
9.875%, 9/24/15		106,000	108,120
10.550%, 9/24/15		1,250,000	1,282,812
11.250%, 3/31/16		4,500,000	4,410,000
5.211%, 3/24/17		6,266,879	6,153,292
8.250%, 1/15/21§		3,009,000	3,039,090
12.625%, 1/15/21		4,100,000	4,315,250
8.750%, 1/15/22 PIK§		2,014,000	2,059,315
Fiserv, Inc.
6.800%, 11/20/17		100,000	120,843
4.750%, 6/15/21		100,000	110,959
International Business Machines Corp.
1.250%, 5/12/14		100,000	101,021
5.700%, 9/14/17		350,000	422,030
SRA International, Inc.
6.500%, 7/20/18		1,225,714	1,165,961
11.000%, 10/1/19		500,000	510,000
Western Union Co.
5.930%, 10/1/16		150,000	164,601

			25,067,250

Office Electronics (0.3%)
CDW LLC/CDW Finance Corp.
12.535%, 10/12/17		646,000	690,412
8.500%, 4/1/19		$2,500,000	$2,703,125
Xerox Corp.
4.250%, 2/15/15		200,000	210,192
4.500%, 5/15/21		150,000	157,905

			3,761,634

Semiconductors & Semiconductor Equipment (0.8%)
Applied Materials, Inc.
4.300%, 6/15/21		100,000	111,912
Freescale Semiconductor, Inc.
10.125%, 12/15/16		598,000	615,940
9.250%, 4/15/18§		3,300,000	3,568,125
10.750%, 8/1/20		3,852,000	4,131,270
Intel Corp.
3.300%, 10/1/21		100,000	105,929
2.700%, 12/15/22		150,000	148,131
Texas Instruments, Inc.
1.375%, 5/15/14		100,000	101,210

			8,782,517

Software (0.2%)
Autodesk, Inc.
1.950%, 12/15/17		50,000	49,917
Infor US, Inc.
Series WI 9.375%, 4/1/19		400,000	447,500
Microsoft Corp.
2.950%, 6/1/14		85,000	88,116
1.625%, 9/25/15		100,000	103,096
4.000%, 2/8/21		150,000	171,274
Oracle Corp.
3.750%, 7/8/14		135,000	141,595
5.750%, 4/15/18		250,000	303,583
2.500%, 10/15/22		200,000	200,832
Sophia LP
6.250%, 7/31/18		981,047	991,777

			2,497,690

Total Information Technology			42,427,555

Materials (1.7%)
Chemicals (0.8%)
Agrium, Inc.
3.150%, 10/1/22		50,000	49,460
Dow Chemical Co.
7.600%, 5/15/14		118,000	128,715
8.550%, 5/15/19		150,000	202,079
3.000%, 11/15/22		150,000	149,746
E.I. du Pont de Nemours & Co.
5.250%, 12/15/16		94,000	108,919
6.000%, 7/15/18		250,000	308,594
Eastman Chemical Co.
3.600%, 8/15/22		100,000	104,503
Ecolab, Inc.
3.000%, 12/8/16		250,000	265,985
INEOS Group Holdings SA
7.875%, 2/15/16§	EUR	4,000,000	5,286,400
Lubrizol Corp.
8.875%, 2/1/19		$55,000	76,452
Orion Engineered Carbons Bondco GmbH
10.000%, 6/15/18§	EUR	1,350,000	1,969,035

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Potash Corp. of Saskatchewan, Inc.
3.250%, 12/1/17	$200,000	$218,557

		8,868,445

Construction Materials (0.3%)
Cemex S.A.B. de C.V.
9.000%, 1/11/18§	3,000,000	3,258,750

Containers & Packaging (0.1%)
Berry Plastics Corp.
9.750%, 1/15/21	1,000,000	1,152,500

Metals & Mining (0.5%)
Alcoa, Inc.
5.550%, 2/1/17	100,000	110,423
5.400%, 4/15/21	150,000	156,465
Allegheny Technologies, Inc.
5.950%, 1/15/21	100,000	110,423
Barrick Gold Corp.
1.750%, 5/30/14	100,000	101,189
2.900%, 5/30/16	100,000	104,965
3.850%, 4/1/22	100,000	105,611
Barrick Gold Finance Co.
4.875%, 11/15/14	125,000	133,889
BHP Billiton Finance USA Ltd.
5.250%, 12/15/15	50,000	56,475
6.500%, 4/1/19	160,000	204,581
FMG Resources Pty Ltd.
7.000%, 11/1/15§	1,100,000	1,155,000
6.875%, 2/1/18§	1,000,000	1,022,500
Freeport-McMoRan Copper & Gold, Inc.
2.150%, 3/1/17	100,000	100,535
Inmet Mining Corp.
8.750%, 6/1/20§	1,800,000	1,962,000
Newmont Mining Corp.
3.500%, 3/15/22	100,000	103,215
Rio Tinto Finance USA Ltd.
8.950%, 5/1/14	200,000	221,387
9.000%, 5/1/19	100,000	136,994
Rio Tinto Finance USA plc
3.500%, 3/22/22	100,000	105,149
Teck Resources Ltd.
3.150%, 1/15/17	50,000	52,000
4.500%, 1/15/21	100,000	107,750
Vale Overseas Ltd.
6.250%, 1/11/16	150,000	169,221
4.375%, 1/11/22	150,000	160,917

		6,380,689

Paper & Forest Products (0.0%)
International Paper Co.
9.375%, 5/15/19	40,000	53,993
7.500%, 8/15/21	50,000	65,652
4.750%, 2/15/22	150,000	169,958

		289,603

Total Materials		19,949,987

Telecommunication Services (1.4%)
Diversified Telecommunication Services (0.4%)
AT&T, Inc.
5.100%, 9/15/14	109,000	116,951
2.950%, 5/15/16	50,000	52,834
5.500%, 2/1/18	$275,000	$328,390
3.000%, 2/15/22	100,000	103,708
2.625%, 12/1/22	250,000	250,725
BellSouth Corp.
5.200%, 9/15/14	62,000	66,430
British Telecommunications plc
5.950%, 1/15/18	100,000	120,060
CenturyLink, Inc.
Series T 5.800%, 3/15/22	100,000	104,521
Deutsche Telekom International Finance B.V.
4.875%, 7/8/14	100,000	105,839
France Telecom S.A.
4.375%, 7/8/14	100,000	105,105
2.125%, 9/16/15	100,000	102,719
Frontier Communications Corp.
8.500%, 4/15/20	700,000	805,875
Qwest Corp.
6.750%, 12/1/21	100,000	116,557
Telecom Italia Capital S.A.
5.250%, 10/1/15	368,000	392,021
Telefonica Emisiones S.A.U.
4.949%, 1/15/15	100,000	105,266
6.421%, 6/20/16	299,000	332,143
Verizon Communications, Inc.
1.950%, 3/28/14	200,000	203,416
4.900%, 9/15/15	82,000	91,225
8.750%, 11/1/18	195,000	270,625
2.450%, 11/1/22	200,000	200,751
Virgin Media Secured Finance plc
6.500%, 1/15/18	100,000	108,403

		4,083,564

Wireless Telecommunication Services (1.0%)
America Movil S.A.B. de C.V.
5.000%, 3/30/20	200,000	233,508
Cellco Partnership/Verizon Wireless Capital LLC
8.500%, 11/15/18	100,000	137,447
Cricket Communications, Inc.
7.750%, 10/15/20	2,500,000	2,550,000
Rogers Communications, Inc.
6.800%, 8/15/18	100,000	126,184
Sprint Nextel Corp.
9.000%, 11/15/18§	3,500,000	4,322,500
7.000%, 8/15/20	1,000,000	1,105,000
11.500%, 11/15/21	2,500,000	3,375,000
Vodafone Group plc
4.150%, 6/10/14	45,000	47,160
2.875%, 3/16/16	50,000	52,848
5.450%, 6/10/19	200,000	242,308

		12,191,955

Total Telecommunication Services		16,275,519

Utilities (2.4%)
Electric Utilities (1.3%)
Baltimore Gas & Electric Co.
5.900%, 10/1/16	122,000	140,697
Cleveland Electric Illuminating Co.
5.700%, 4/1/17	100,000	114,548

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Commonwealth Edison Co.
6.150%, 9/15/17	$144,000	$174,913
3.400%, 9/1/21	100,000	108,073
Detroit Edison Co.
3.450%, 10/1/20	100,000	109,631
Duke Energy Carolinas LLC
7.000%, 11/15/18	26,000	34,054
Duke Energy Corp.
5.050%, 9/15/19	165,000	192,506
Duke Energy Indiana, Inc.
3.750%, 7/15/20	100,000	110,737
Edison International
3.750%, 9/15/17	100,000	108,485
Energy Future Holdings Corp.
4.713%, 10/10/17	12,593,808	8,433,356
Entergy Corp.
4.700%, 1/15/17	200,000	216,890
5.125%, 9/15/20	50,000	54,295
Georgia Power Co.
3.000%, 4/15/16	250,000	267,589
Hydro-Quebec
2.000%, 6/30/16	150,000	155,997
LG&E and KU Energy LLC
3.750%, 11/15/20	100,000	105,107
MidAmerican Energy Holdings Co.
5.750%, 4/1/18	70,000	84,479
NextEra Energy Capital Holdings, Inc.
7.875%, 12/15/15	100,000	119,175
Northern States Power Co.
5.250%, 3/1/18	25,000	30,120
Ohio Power Co.
6.000%, 6/1/16	65,000	74,751
Oncor Electric Delivery Co. LLC
6.375%, 1/15/15	265,000	291,974
Pacific Gas & Electric Co.
4.800%, 3/1/14	75,000	78,627
3.500%, 10/1/20	100,000	110,213
PPL Capital Funding, Inc.
4.200%, 6/15/22	75,000	80,659
Progress Energy, Inc.
4.400%, 1/15/21	100,000	111,412
Southern California Edison Co.
3.875%, 6/1/21	50,000	56,530
Southwestern Electric Power Co.
6.450%, 1/15/19	100,000	121,106
Texas Competitive Electric Holdings Co. LLC
10.250%, 11/1/15	8,500,000	2,550,000
10.500%, 11/1/16 PIK	93,292	18,309
11.500%, 10/1/20§	700,000	552,125
Virginia Electric & Power Co.
5.950%, 9/15/17	100,000	122,502
Wisconsin Electric Power Co.
2.950%, 9/15/21	50,000	53,270
Xcel Energy, Inc.
4.700%, 5/15/20	100,000	117,224

		14,899,354

Gas Utilities (0.2%)
Atmos Energy Corp.
8.500%, 3/15/19	70,000	93,845
Dominion Resources, Inc.
5.000%, 12/1/14	81,000	86,591
EP Energy LLC/EP Energy Finance, Inc.
9.375%, 5/1/20	$2,500,000	$2,800,000
ONEOK, Inc.
4.250%, 2/1/22	150,000	163,357

		3,143,793

Independent Power Producers & Energy Traders (0.8%)
Calpine Corp.
7.875%, 7/31/20§	720,000	808,200
7.500%, 2/15/21§	900,000	994,500
7.875%, 1/15/23§	900,000	1,017,000
Dynegy Power Corp.
9.250%, 8/4/16	3,194,091	3,323,887
GenOn Energy, Inc.
7.875%, 6/15/17	1,800,000	1,989,000
PSEG Power LLC
5.500%, 12/1/15	325,000	361,714
Tennessee Valley Authority
5.500%, 7/18/17	500,000	604,360

		9,098,661

Multi-Utilities (0.1%)
Consolidated Edison Co. of New York, Inc.
Series 05-C 5.375%, 12/15/15	85,000	96,184
Series 08-A 5.850%, 4/1/18	175,000	214,032
Consumers Energy Co.
2.850%, 5/15/22	50,000	51,758
Dominion Resources, Inc.
8.875%, 1/15/19	163,000	223,634
DTE Energy Co.
6.350%, 6/1/16	60,000	69,446
NiSource Finance Corp.
6.400%, 3/15/18	100,000	120,129
Sempra Energy
2.000%, 3/15/14	250,000	253,882

		1,029,065

Total Utilities		28,170,873

Total Corporate Bonds		340,210,545

Government Securities (17.2%)
Foreign Governments (0.5%)
Canadian Government Bond
2.375% 9/10/14	285,000	295,173
Export-Import Bank of Korea
5.875% 1/14/15	300,000	327,390
4.000% 1/11/17	250,000	271,275
Federative Republic of Brazil
8.000% 1/15/18	326,333	378,547
5.875% 1/15/19	355,000	439,312
Japan Finance Corp.
2.500% 1/21/16	100,000	105,161
2.500% 5/18/16	200,000	210,973
Korea Development Bank
3.250% 3/9/16	200,000	209,588
Province of New Brunswick
2.750% 6/15/18	50,000	53,730
Province of Nova Scotia
5.125% 1/26/17	50,000	57,973

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Province of Ontario
4.100% 6/16/14	$590,000	$621,378
4.500% 2/3/15	96,000	103,962
4.750% 1/19/16	47,000	52,775
2.450% 6/29/22	150,000	151,896
Province of Quebec
4.600% 5/26/15	47,000	51,500
Republic of Colombia
7.375% 3/18/19	250,000	328,750
Republic of Italy
4.500% 1/21/15	129,000	134,101
4.750% 1/25/16	49,000	50,996
5.250% 9/20/16	250,000	264,403
Republic of Peru
7.125% 3/30/19	260,000	339,300
Republic of Poland
5.000% 10/19/15	33,000	36,690
6.375% 7/15/19	150,000	187,479
5.000% 3/23/22	150,000	177,646
Republic of South Africa
6.500% 6/2/14	31,000	33,325
United Mexican States
5.625% 1/15/17	250,000	290,250
5.125% 1/15/20	300,000	357,000

		5,530,573

Municipal Bonds (0.0%)
State of California
5.250% 4/1/14	150,000	158,133
State of Illinois
5.365% 3/1/17	150,000	168,168
5.877% 3/1/19	50,000	57,557

		383,858

Supranational (0.4%)
Asian Development Bank
0.875% 6/10/14	150,000	151,198
2.625% 2/9/15	360,000	377,011
European Bank for Reconstruction & Development
1.625% 9/3/15	100,000	103,054
European Investment Bank
3.000% 4/8/14	130,000	134,329
1.500% 5/15/14	650,000	660,043
4.625% 5/15/14	123,000	130,131
1.125% 8/15/14	200,000	202,367
4.625% 10/20/15	665,000	740,632
2.500% 5/16/16	100,000	106,171
5.125% 5/30/17	250,000	296,218
4.000% 2/16/21	200,000	232,518
Inter-American Development Bank
1.375% 10/18/16	500,000	514,099
3.875% 2/14/20	150,000	175,338
International Bank for Reconstruction & Development
2.125% 3/15/16	500,000	525,246
International Finance Corp.
3.000% 4/22/14	250,000	258,722
1.125% 11/23/16	250,000	254,212

		4,861,289

U.S. Government Agencies (2.0%)
Federal Farm Credit Bank
4.875% 1/17/17	$180,000	$210,165
Federal Home Loan Bank
0.375% 1/29/14	3,000,000	3,003,999
0.500% 11/20/15	1,500,000	1,504,598
5.250% 6/5/17	595,000	709,150
Federal Home Loan Mortgage Corp.
4.500% 1/15/14	500,000	522,081
1.000% 8/20/14	380,000	384,199
0.625% 12/29/14	1,800,000	1,810,591
1.750% 9/10/15	4,000,000	4,145,165
5.125% 11/17/17	1,390,000	1,675,405
4.875% 6/13/18	409,000	494,003
2.375% 1/13/22	350,000	365,576
Federal National Mortgage Association
3.000% 9/16/14	610,000	638,124
0.500% 9/19/14	500,000	500,404
4.625% 10/15/14	251,000	270,433
2.625% 11/20/14	1,500,000	1,564,864
0.375% 3/16/15	1,000,000	1,000,699
0.500% 5/27/15	1,000,000	1,003,472
4.375% 10/15/15	400,000	443,918
(Zero Coupon), 6/1/17	650,000	625,333
5.375% 6/12/17	2,371,000	2,851,072

		23,723,251

U.S. Treasuries (14.3%)
U.S. Treasury Bonds
8.750% 5/15/17	501,000	677,384
8.125% 8/15/19	1,204,000	1,752,175
8.500% 2/15/20	592,000	891,076
U.S. Treasury Notes
1.000% 1/15/14	3,500,000	3,529,258
0.250% 1/31/14	7,000,000	7,004,375
0.250% 4/30/14	3,000,000	3,001,289
1.875% 4/30/14	4,800,000	4,905,188
0.250% 5/31/14	2,000,000	2,000,906
0.125% 7/31/14	3,500,000	3,494,066
2.375% 8/31/14	49,000	50,734
0.250% 9/15/14	4,500,000	4,501,055
0.500% 10/15/14	4,000,000	4,018,125
2.375% 10/31/14	3,000,000	3,115,512
0.375% 11/15/14	850,000	851,996
4.250% 11/15/14	1,000,000	1,074,242
0.250% 11/30/14	5,000,000	5,000,195
0.250% 12/15/14	1,700,000	1,700,000
0.250% 1/15/15	2,000,000	1,999,453
0.250% 2/15/15	1,000,000	999,539
4.000% 2/15/15	284,000	306,281
2.375% 2/28/15	1,130,000	1,180,868
0.375% 3/15/15	1,000,000	1,002,008
2.500% 4/30/15	4,000,000	4,203,750
0.250% 5/15/15	2,000,000	1,997,437
4.125% 5/15/15	312,000	340,046
1.875% 6/30/15	800,000	831,019
0.250% 7/15/15	3,000,000	2,994,867
1.750% 7/31/15	900,000	932,857
1.250% 8/31/15	2,400,000	2,458,219
1.250% 9/30/15	1,500,000	1,537,441
1.250% 10/31/15	2,400,000	2,460,881
0.375% 11/15/15	1,000,000	1,000,914

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
1.375% 11/30/15	$2,000,000	$2,058,828
2.125% 12/31/15	2,500,000	2,630,683
2.000% 1/31/16	2,600,000	2,728,598
2.125% 2/29/16	2,800,000	2,952,491
5.125% 5/15/16	2,500,000	2,890,625
1.500% 6/30/16	3,500,000	3,627,887
3.250% 6/30/16	685,000	751,413
4.875% 8/15/16	372,000	430,593
3.250% 12/31/16	1,500,000	1,661,250
0.875% 1/31/17	4,500,000	4,559,730
3.000% 2/28/17	240,000	264,002
3.250% 3/31/17	3,050,000	3,391,695
0.875% 4/30/17	1,000,000	1,012,305
0.750% 6/30/17	1,000,000	1,005,961
2.500% 6/30/17	2,000,000	2,166,719
0.500% 7/31/17	1,700,000	1,689,707
4.750% 8/15/17	3,900,000	4,630,610
0.625% 9/30/17	700,000	698,742
1.875% 9/30/17	2,250,000	2,375,860
0.750% 10/31/17	3,000,000	3,009,844
4.250% 11/15/17	730,000	854,767
0.750% 12/31/17	3,000,000	3,005,156
2.750% 12/31/17	2,500,000	2,750,762
2.625% 1/31/18	1,000,000	1,094,383
2.750% 2/28/18	2,100,000	2,313,281
2.875% 3/31/18	1,600,000	1,773,800
1.500% 8/31/18	1,750,000	1,811,824
1.375% 9/30/18	1,500,000	1,541,930
1.250% 1/31/19	3,000,000	3,054,164
1.250% 4/30/19	1,200,000	1,217,981
3.125% 5/15/19	900,000	1,019,159
3.375% 11/15/19	1,065,000	1,224,467
1.000% 11/30/19	1,100,000	1,089,215
3.625% 2/15/20	695,000	811,966
3.500% 5/15/20	5,000,000	5,805,000
2.625% 8/15/20	3,100,000	3,404,236
2.625% 11/15/20	600,000	658,467
3.625% 2/15/21	3,150,000	3,697,509
3.125% 5/15/21	3,000,000	3,402,000
2.125% 8/15/21	1,550,000	1,629,437
2.000% 11/15/21	3,750,000	3,892,002
2.000% 2/15/22	750,000	775,594
1.750% 5/15/22	1,150,000	1,159,955
1.625% 11/15/22	1,000,000	989,031

		165,326,785

Total Government Securities		199,825,756

Total Long-Term Debt Securities (47.1%) (Cost $519,873,048)		545,678,568

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:
Consumer Discretionary (0.0%)
Automobiles (0.0%)
General Motors Co. 0.000%*†	200,000	—

Total Consumer Discretionary		—

	Number of Shares	Value (Note 1)
Financials (0.5%)
Consumer Finance (0.4%)
Ally Financial, Inc. 7.000%§	4,046	$3,973,805

Thrifts & Mortgage Finance (0.1%)
Fannie Mae 6.750%*	200,000	310,000
7.625%*	306,800	472,472
8.250%(l)*	149,600	249,832
Freddie Mac
8.375%(l)*	288,100	504,175

		1,536,479

Total Financials		5,510,284

Total Preferred Stocks (0.5%) (Cost $24,885,978)		5,510,284

CONVERTIBLE PREFERRED STOCKS:
Consumer Discretionary (0.1%)
Automobiles (0.1%)
General Motors Co. 4.750%	29,500	1,301,835

Total Consumer Discretionary		1,301,835

Energy (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Chesapeake Energy Corp. 5.750%§	2,000	1,776,250
SandRidge Energy, Inc. 7.000%	30,000	3,078,750

Total Energy		4,855,000

Financials (2.0%)
Commercial Banks (0.8%)
Wells Fargo & Co.
7.500%	7,000	8,575,000

Diversified Financial Services (0.8%)
Bank of America Corp.
7.250%*	8,210	9,318,350

Insurance (0.1%)
MetLife, Inc.
5.000%	31,000	1,378,570

Real Estate Investment Trusts (REITs) (0.3%)
FelCor Lodging Trust, Inc.
1.950%	130,000	3,153,800

Thrifts & Mortgage Finance (0.0%)
Fannie Mae
5.375%*	80	298,000

Total Financials		22,723,720

Materials (0.1%)
Metals & Mining (0.1%)
AngloGold Ashanti Holdings Finance plc
6.000%	20,000	747,400

Total Materials		747,400

Total Convertible Preferred Stocks (2.6%) (Cost $29,812,202)		29,627,955

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (2.3%)
Auto Components (0.1%)
BorgWarner, Inc.*	1,602	$114,735
Delphi Automotive plc*	4,043	154,645
Goodyear Tire & Rubber Co.*	3,389	46,802
Johnson Controls, Inc.	9,372	287,720

		603,902

Automobiles (0.1%)
Ford Motor Co.	52,202	676,016
Harley-Davidson, Inc.	3,096	151,209
Motors Liquidation Co. GUC Trust*	5,118	108,501

		935,726

Distributors (0.0%)
Genuine Parts Co.	2,121	134,853

Diversified Consumer Services (0.0%)
Apollo Group, Inc., Class A*	1,378	28,828
H&R Block, Inc.	3,702	68,746

		97,574

Hotels, Restaurants & Leisure (0.3%)
Carnival Corp.	6,106	224,518
Chipotle Mexican Grill, Inc.*	429	127,610
Darden Restaurants, Inc.	1,751	78,918
International Game Technology	3,647	51,678
Marriott International, Inc., Class A	3,367	125,488
McDonald’s Corp.	13,745	1,212,446
Starbucks Corp.	10,179	545,798
Starwood Hotels & Resorts Worldwide, Inc.	2,683	153,897
Wyndham Worldwide Corp.	1,919	102,110
Wynn Resorts Ltd.	1,084	121,939
Yum! Brands, Inc.	6,184	410,618

		3,155,020

Household Durables (0.0%)
D.R. Horton, Inc.	3,836	75,876
Garmin Ltd.	1,490	60,822
Harman International Industries, Inc.	940	41,962
Leggett & Platt, Inc.	1,938	52,752
Lennar Corp., Class A	2,249	86,969
Newell Rubbermaid, Inc.	3,912	87,120
PulteGroup, Inc.*	4,666	84,734
Whirlpool Corp.	1,069	108,771

		599,006

Internet & Catalog Retail (0.2%)
Amazon.com, Inc.*	4,961	1,245,905
Expedia, Inc.	1,279	78,595
Netflix, Inc.*	756	70,142
priceline.com, Inc.*	683	424,280
TripAdvisor, Inc.*	1,496	62,772

		1,881,694

Leisure Equipment & Products (0.0%)
Hasbro, Inc.	1,587	56,973
Mattel, Inc.	4,698	$172,041

		229,014

Media (1.0%)
Cablevision Systems Corp. - New York Group, Class A	2,946	44,013
CBS Corp., Class B	8,088	307,749
Comcast Corp., Class A	185,568	6,936,532
Dex One Corp.*	115,741	182,871
DIRECTV*	8,270	414,823
Discovery Communications, Inc., Class A*	3,269	207,516
Gannett Co., Inc.	3,119	56,173
Interpublic Group of Cos., Inc.	5,898	64,996
McGraw-Hill Cos., Inc.	3,800	207,746
News Corp., Class A	27,602	704,955
Omnicom Group, Inc.	3,607	180,206
Scripps Networks Interactive, Inc., Class A	1,197	69,330
Time Warner Cable, Inc.	4,131	401,492
Time Warner, Inc.	12,957	619,733
Viacom, Inc., Class B	6,324	333,528
Walt Disney Co.	24,261	1,207,955
Washington Post Co., Class B	61	22,278

		11,961,896

Multiline Retail (0.2%)
Big Lots, Inc.*	777	22,113
Dollar General Corp.*	3,593	158,415
Dollar Tree, Inc.*	3,108	126,061
Family Dollar Stores, Inc.	1,308	82,940
J.C. Penney Co., Inc.	1,939	38,218
Kohl’s Corp.	2,895	124,427
Macy’s, Inc.	5,409	211,059
Nordstrom, Inc.	2,086	111,601
Target Corp.	18,909	1,118,846

		1,993,680

Specialty Retail (0.3%)
Abercrombie & Fitch Co., Class A	1,087	52,143
AutoNation, Inc.*	527	20,922
AutoZone, Inc.*	506	179,342
Bed Bath & Beyond, Inc.*	3,136	175,334
Best Buy Co., Inc.	3,631	43,027
CarMax, Inc.*	3,145	118,063
GameStop Corp., Class A	1,645	41,273
Gap, Inc.	4,072	126,395
Home Depot, Inc.	20,470	1,266,069
Limited Brands, Inc.	3,277	154,216
Lowe’s Cos., Inc.	15,396	546,866
O’Reilly Automotive, Inc.*	1,569	140,300
PetSmart, Inc.	1,476	100,870
Ross Stores, Inc.	3,039	164,562
Staples, Inc.	9,201	104,891
Tiffany & Co.	1,625	93,177
TJX Cos., Inc.	9,982	423,736
Urban Outfitters, Inc.*	1,488	58,568

		3,809,754

Textiles, Apparel & Luxury Goods (0.1%)
Coach, Inc.	3,876	215,157

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Fossil, Inc.*	737	$68,614
NIKE, Inc., Class B	9,992	515,587
Ralph Lauren Corp.	841	126,083
VF Corp.	1,208	182,372

		1,107,813

Total Consumer Discretionary		26,509,932

Consumer Staples (2.4%)
Beverages (1.0%)
Beam, Inc.	2,179	133,115
Brown-Forman Corp., Class B	2,068	130,801
Coca-Cola Co.	52,809	1,914,326
Coca-Cola Enterprises, Inc.	3,691	117,115
Constellation Brands, Inc., Class A*	2,074	73,399
Diageo plc	150,000	4,366,879
Dr. Pepper Snapple Group, Inc.	2,847	125,781
Molson Coors Brewing Co., Class B	2,134	91,314
Monster Beverage Corp.*	2,039	107,822
PepsiCo, Inc.	71,177	4,870,642

		11,931,194

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.	5,921	584,817
CVS Caremark Corp.	17,067	825,189
Kroger Co.	7,031	182,947
Safeway, Inc.	93,595	1,693,133
Sysco Corp.	8,048	254,800
Walgreen Co.	11,762	435,312
Wal-Mart Stores, Inc.	22,899	1,562,399
Whole Foods Market, Inc.	2,363	215,813

		5,754,410

Food Products (0.3%)
Archer-Daniels-Midland Co.	9,029	247,304
Campbell Soup Co.	2,459	85,795
ConAgra Foods, Inc.	5,580	164,610
Dean Foods Co.*	2,548	42,067
General Mills, Inc.	8,827	356,699
H.J. Heinz Co.	4,390	253,215
Hershey Co.	2,046	147,762
Hormel Foods Corp.	1,832	57,177
J.M. Smucker Co.	1,483	127,894
Kellogg Co.	3,388	189,220
Kraft Foods Group, Inc.	8,111	368,807
McCormick & Co., Inc. (Non-Voting)	1,811	115,053
Mead Johnson Nutrition Co.	2,782	183,306
Mondelez International, Inc., Class A	24,331	619,711
Tyson Foods, Inc., Class A	3,902	75,699

		3,034,319

Household Products (0.3%)
Clorox Co.	1,786	130,771
Colgate-Palmolive Co.	6,076	635,185
Kimberly-Clark Corp.	5,356	452,207
Procter & Gamble Co.	37,435	2,541,462

		3,759,625

Personal Products (0.0%)
Avon Products, Inc.	5,899	$84,709
Estee Lauder Cos., Inc., Class A	3,295	197,239

		281,948

Tobacco (0.3%)
Altria Group, Inc.	27,724	871,088
Lorillard, Inc.	1,772	206,739
Philip Morris International, Inc.	22,871	1,912,930
Reynolds American, Inc.	4,436	183,784

		3,174,541

Total Consumer Staples		27,936,037

Energy (5.8%)
Energy Equipment & Services (0.9%)
Baker Hughes, Inc.	6,027	246,143
Cameron International Corp.*	3,381	190,891
Diamond Offshore Drilling, Inc.	953	64,766
Ensco plc, Class A	3,185	188,807
FMC Technologies, Inc.*	3,255	139,412
Halliburton Co.	124,606	4,322,582
Helmerich & Payne, Inc.	1,457	81,606
Nabors Industries Ltd.*	3,948	57,048
National Oilwell Varco, Inc.	5,845	399,506
Noble Corp.	3,449	120,094
Rowan Cos., plc, Class A*	1,696	53,034
Schlumberger Ltd.	48,177	3,338,184
Weatherford International Ltd.*	100,000	1,119,000

		10,321,073

Oil, Gas & Consumable Fuels (4.9%)
Anadarko Petroleum Corp.	32,343	2,403,408
Apache Corp.	5,357	420,525
BP plc (ADR)	100,000	4,164,000
Cabot Oil & Gas Corp.	2,867	142,605
Callon Petroleum Co.*	150,000	705,000
Canadian Oil Sands Ltd.	250,000	5,069,368
Chesapeake Energy Corp.	55,287	918,870
Chevron Corp.	73,102	7,905,250
ConocoPhillips	121,820	7,064,342
CONSOL Energy, Inc.	3,108	99,767
Denbury Resources, Inc.*	5,279	85,520
Devon Energy Corp.	15,157	788,770
EOG Resources, Inc.	3,709	448,010
EQT Corp.	2,043	120,496
Exxon Mobil Corp.	128,414	11,114,232
Hess Corp.	4,076	215,865
Kinder Morgan, Inc.	8,667	306,205
Marathon Oil Corp.	9,672	296,544
Marathon Petroleum Corp.	4,644	292,572
Murphy Oil Corp.	2,520	150,066
Newfield Exploration Co.*	1,853	49,623
Noble Energy, Inc.	2,438	248,042
Occidental Petroleum Corp.	11,093	849,835
Peabody Energy Corp.	71,671	1,907,165
Phillips 66	8,560	454,536
Pioneer Natural Resources Co.	1,690	180,137
QEP Resources, Inc.	2,449	74,131
Range Resources Corp.	2,219	139,420
Royal Dutch Shell plc (ADR), Class A	85,700	5,909,015

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Southwestern Energy Co.*	4,784	$159,833
Spectra Energy Corp.	59,116	1,618,596
Tesoro Corp.	1,920	84,576
Total S.A. (ADR)	35,000	1,820,350
Valero Energy Corp.	7,579	258,596
Williams Cos., Inc.	9,226	302,059
WPX Energy, Inc.*	2,713	40,369

		56,807,698

Total Energy		67,128,771

Financials (5.4%)
Capital Markets (0.5%)
Ameriprise Financial, Inc.	2,816	176,366
Bank of New York Mellon Corp.	15,996	411,097
BlackRock, Inc.	14,618	3,021,687
Charles Schwab Corp.	15,031	215,845
E*TRADE Financial Corp.*	3,552	31,790
Franklin Resources, Inc.	1,887	237,196
Goldman Sachs Group, Inc.	6,048	771,483
Invesco Ltd.	6,079	158,601
Legg Mason, Inc.	1,601	41,178
Morgan Stanley	18,935	362,037
Northern Trust Corp.	2,989	149,928
State Street Corp.	6,362	299,078
T. Rowe Price Group, Inc.	3,490	227,304

		6,103,590

Commercial Banks (2.0%)
Barclays plc	300,000	1,295,515
BB&T Corp.	9,580	278,874
Comerica, Inc.	2,603	78,975
Fifth Third Bancorp	12,281	186,548
First Horizon National Corp.	3,356	33,258
HSBC Holdings plc	500,000	5,288,415
Huntington Bancshares, Inc./Ohio	11,653	74,463
KeyCorp	12,772	107,540
M&T Bank Corp.	41,666	4,102,851
PNC Financial Services Group, Inc.	7,229	421,523
Regions Financial Corp.	19,298	137,402
SunTrust Banks, Inc.	7,388	209,450
U.S. Bancorp	25,742	822,200
Wells Fargo & Co.	287,404	9,823,469
Zions Bancorp	2,531	54,163

		22,914,646

Consumer Finance (0.1%)
American Express Co.	13,328	766,093
Capital One Financial Corp.	7,964	461,355
Discover Financial Services	6,909	266,342
SLM Corp.	6,322	108,296

		1,602,086

Diversified Financial Services (1.6%)
Bank of America Corp.	597,569	6,931,800
Citigroup, Inc.	40,151	1,588,374
CME Group, Inc./Illinois	4,200	212,982
IntercontinentalExchange, Inc.*	994	123,067
JPMorgan Chase & Co.	202,047	8,884,007
Leucadia National Corp.	2,713	$64,542
Moody’s Corp.	2,660	133,851
NASDAQ OMX Group, Inc.	1,606	40,166
NYSE Euronext	3,324	104,839

		18,083,628

Insurance (0.7%)
ACE Ltd.	4,653	371,309
Aflac, Inc.	6,420	341,030
Allstate Corp.	6,594	264,881
American International Group, Inc.*	20,213	713,519
Aon plc	4,361	242,472
Assurant, Inc.	1,075	37,302
Berkshire Hathaway, Inc., Class B*	24,974	2,240,168
Chubb Corp.	3,585	270,022
Cincinnati Financial Corp.	1,997	78,203
Genworth Financial, Inc., Class A*	6,680	50,167
Hartford Financial Services Group, Inc.	5,963	133,810
Lincoln National Corp.	3,762	97,436
Loews Corp.	4,242	172,861
Marsh & McLennan Cos., Inc.	7,460	257,146
MetLife, Inc.	36,817	1,212,752
Principal Financial Group, Inc.	3,788	108,034
Progressive Corp.	7,605	160,465
Prudential Financial, Inc.	6,344	338,326
QBE Insurance Group Ltd.	80,000	915,649
Torchmark Corp.	1,302	67,274
Travelers Cos., Inc.	5,221	374,972
Unum Group	3,754	78,158
XL Group plc	4,112	103,047

		8,629,003

Real Estate Investment Trusts (REITs) (0.5%)
American Tower Corp. (REIT)	5,413	418,263
Apartment Investment & Management Co. (REIT), Class A	1,987	53,768
AvalonBay Communities, Inc. (REIT)	1,566	212,334
Boston Properties, Inc. (REIT)	2,069	218,921
Equity Residential (REIT)	4,405	249,631
HCP, Inc. (REIT)	6,190	279,664
Health Care REIT, Inc. (REIT)	3,556	217,947
Host Hotels & Resorts, Inc. (REIT)	9,930	155,603
Kimco Realty Corp. (REIT)	5,557	107,361
Plum Creek Timber Co., Inc. (REIT)	2,205	97,836
Prologis, Inc. (REIT)	6,318	230,544
Public Storage (REIT)	1,975	286,296
Simon Property Group, Inc. (REIT)	4,235	669,511
Ventas, Inc. (REIT)	4,033	261,016
Vornado Realty Trust (REIT)	2,322	185,946
Westfield Retail Trust (REIT)	454,500	1,430,445
Weyerhaeuser Co. (REIT)	7,415	206,285

		5,281,371

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	4,123	$82,048

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	6,490	52,764
People’s United Financial, Inc.	4,752	57,451

		110,215

Total Financials		62,806,587

Health Care (4.9%)
Biotechnology (0.2%)
Alexion Pharmaceuticals, Inc.*	2,661	249,628
Amgen, Inc.	10,505	906,792
Biogen Idec, Inc.*	3,240	475,211
Celgene Corp.*	5,790	455,789
Gilead Sciences, Inc.*	10,373	761,897

		2,849,317

Health Care Equipment & Supplies (0.4%)
Abbott Laboratories	21,642	1,417,551
Baxter International, Inc.	7,522	501,417
Becton, Dickinson and Co.	2,695	210,722
Boston Scientific Corp.*	18,781	107,615
C.R. Bard, Inc.	1,048	102,431
CareFusion Corp.*	3,030	86,597
Covidien plc	6,480	374,155
DENTSPLY International, Inc.	1,937	76,725
Edwards Lifesciences Corp.*	1,580	142,469
Intuitive Surgical, Inc.*	545	267,252
Medtronic, Inc.	13,845	567,922
St. Jude Medical, Inc.	4,217	152,402
Stryker Corp.	3,948	216,429
Varian Medical Systems, Inc.*	1,495	105,009
Zimmer Holdings, Inc.	2,373	158,184

		4,486,880

Health Care Providers & Services (0.3%)
Aetna, Inc.	4,585	212,285
AmerisourceBergen Corp.	3,222	139,126
Cardinal Health, Inc.	4,639	191,034
Cigna Corp.	3,912	209,136
Coventry Health Care, Inc.	1,851	82,980
DaVita HealthCare Partners, Inc.*	1,147	126,778
Express Scripts Holding Co.*	11,178	603,612
Humana, Inc.	2,165	148,584
Laboratory Corp. of America Holdings*	1,294	112,086
McKesson Corp.	3,234	313,569
Patterson Cos., Inc.	1,148	39,296
Quest Diagnostics, Inc.	2,185	127,320
Tenet Healthcare Corp.*	1,466	47,601
UnitedHealth Group, Inc.	13,984	758,492
WellPoint, Inc.	4,163	253,610

		3,365,509

Health Care Technology (0.0%)
Cerner Corp.*	2,002	155,435

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.	4,783	195,816
Life Technologies Corp.*	2,354	115,534
PerkinElmer, Inc.	1,573	$49,927
Thermo Fisher Scientific, Inc.	4,930	314,436
Waters Corp.*	1,184	103,150

		778,863

Pharmaceuticals (3.9%)
Allergan, Inc.	4,211	386,275
Bristol-Myers Squibb Co.	22,598	736,469
Eli Lilly and Co.	13,982	689,592
Forest Laboratories, Inc.*	3,193	112,777
Hospira, Inc.*	2,266	70,790
Johnson & Johnson	137,943	9,669,804
Merck & Co., Inc.	316,424	12,954,399
Mylan, Inc.*	5,580	153,339
Perrigo Co.	1,210	125,876
Pfizer, Inc.	375,801	9,425,089
Roche Holding AG	33,700	6,865,529
Sanofi S.A. (ADR)	75,000	3,553,500
Watson Pharmaceuticals, Inc.*	1,755	150,930

		44,894,369

Total Health Care		56,530,373

Industrials (2.7%)
Aerospace & Defense (0.4%)
Boeing Co.	9,292	700,245
General Dynamics Corp.	4,544	314,763
Honeywell International, Inc.	10,726	680,779
L-3 Communications Holdings, Inc.	1,287	98,610
Lockheed Martin Corp.	3,677	339,350
Northrop Grumman Corp.	3,359	227,001
Precision Castparts Corp.	1,993	377,514
Raytheon Co.	4,515	259,883
Rockwell Collins, Inc.	1,917	111,512
Textron, Inc.	3,877	96,111
United Technologies Corp.	11,545	946,806

		4,152,574

Air Freight & Logistics (0.1%)
C.H. Robinson Worldwide, Inc.	2,211	139,780
Expeditors International of Washington, Inc.	2,867	113,390
FedEx Corp.	4,000	366,880
United Parcel Service, Inc., Class B	9,795	722,185

		1,342,235

Airlines (0.0%)
Southwest Airlines Co.	10,049	102,902

Building Products (0.0%)
Masco Corp.	4,882	81,334

Commercial Services & Supplies (0.5%)
ADT Corp.	3,183	147,978
Avery Dennison Corp.	1,348	47,072
Cintas Corp.	1,441	58,937
Iron Mountain, Inc.	2,284	70,918
Pitney Bowes, Inc.	2,766	29,430
Republic Services, Inc.	46,790	1,372,351
Stericycle, Inc.*	1,180	110,059
Tyco International Ltd.	6,377	186,527

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Waste Management, Inc.	98,480	$3,322,715

		5,345,987

Construction & Engineering (0.0%)
Fluor Corp.	2,273	133,516
Jacobs Engineering Group, Inc.*	1,771	75,392
Quanta Services, Inc.*	2,911	79,441

		288,349

Electrical Equipment (0.2%)
Eaton Corp. plc	6,322	342,652
Emerson Electric Co.	9,912	524,940
Rockwell Automation, Inc.	10,306	865,601
Roper Industries, Inc.	1,348	150,275

		1,883,468

Industrial Conglomerates (1.1%)
3M Co.	8,716	809,281
Danaher Corp.	7,958	444,852
General Electric Co.	525,570	11,031,714

		12,285,847

Machinery (0.3%)
Caterpillar, Inc.	14,753	1,321,574
Cummins, Inc.	2,418	261,990
Deere & Co.	5,363	463,470
Dover Corp.	2,449	160,924
Flowserve Corp.	684	100,411
Illinois Tool Works, Inc.	5,836	354,887
Ingersoll-Rand plc	3,831	183,735
Joy Global, Inc.	1,446	92,226
PACCAR, Inc.	4,827	218,229
Pall Corp.	1,519	91,535
Parker Hannifin Corp.	2,038	173,352
Pentair Ltd. (Registered)	2,882	141,650
Snap-on, Inc.	801	63,271
Stanley Black & Decker, Inc.	2,311	170,945
Xylem, Inc.	2,534	68,671

		3,866,870

Professional Services (0.0%)
Dun & Bradstreet Corp.	613	48,212
Equifax, Inc.	1,626	87,999
Robert Half International, Inc.	1,936	61,604

		197,815

Road & Rail (0.1%)
CSX Corp.	14,116	278,508
Norfolk Southern Corp.	4,326	267,520
Ryder System, Inc.	703	35,101
Union Pacific Corp.	6,440	809,637

		1,390,766

Trading Companies & Distributors (0.0%)
Fastenal Co.	3,703	172,893
W.W. Grainger, Inc.	818	165,539

		338,432

Total Industrials		31,276,579

Information Technology (3.7%)
Communications Equipment (0.4%)
Cisco Systems, Inc.	119,692	$2,351,948
F5 Networks, Inc.*	1,079	104,825
Harris Corp.	1,552	75,986
JDS Uniphase Corp.*	3,242	43,897
Juniper Networks, Inc.*	7,054	138,752
Motorola Solutions, Inc.	3,839	213,755
QUALCOMM, Inc.	23,331	1,446,989

		4,376,152

Computers & Peripherals (0.8%)
Apple, Inc.	12,880	6,865,426
Dell, Inc.	19,990	202,499
EMC Corp.*	28,844	729,753
Hewlett-Packard Co.	26,920	383,610
NetApp, Inc.*	4,903	164,496
SanDisk Corp.*	3,306	144,009
Seagate Technology plc	4,597	140,117
Western Digital Corp.	2,999	127,428

		8,757,338

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp., Class A	2,198	142,211
Corning, Inc.	50,226	633,852
FLIR Systems, Inc.	2,061	45,981
Jabil Circuit, Inc.	2,553	49,247
Molex, Inc.	1,907	52,118
TE Connectivity Ltd.	5,783	214,665

		1,138,074

Internet Software & Services (0.3%)
Akamai Technologies, Inc.*	2,431	99,452
eBay, Inc.*	15,945	813,514
Google, Inc., Class A*	3,644	2,584,944
VeriSign, Inc.*	2,132	82,764
Yahoo!, Inc.*	14,235	283,277

		3,863,951

IT Services (0.6%)
Accenture plc, Class A	8,742	581,343
Automatic Data Processing, Inc.	6,647	378,946
Cognizant Technology Solutions Corp., Class A*	4,110	304,346
Computer Sciences Corp.	2,125	85,106
Fidelity National Information Services, Inc.	3,419	119,015
Fiserv, Inc.*	1,826	144,309
International Business Machines Corp.	14,542	2,785,520
Mastercard, Inc., Class A	1,462	718,251
Paychex, Inc.	4,439	138,231
SAIC, Inc.	3,874	43,854
Teradata Corp.*	2,318	143,461
Total System Services, Inc.	2,208	47,295
Visa, Inc., Class A	7,137	1,081,826
Western Union Co.	8,161	111,071

		6,682,574

Office Electronics (0.0%)
Xerox Corp.	17,287	117,897

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Semiconductors & Semiconductor Equipment (0.8%)
Advanced Micro Devices, Inc.*	8,285	$19,884
Altera Corp.	4,397	151,433
Analog Devices, Inc.	4,126	173,539
Applied Materials, Inc.	16,389	187,490
Broadcom Corp., Class A*	7,104	235,924
First Solar, Inc.*	833	25,723
Intel Corp.	283,725	5,853,247
KLA-Tencor Corp.	2,287	109,227
Lam Research Corp.*	2,343	84,653
Linear Technology Corp.	3,174	108,868
LSI Corp.*	7,533	53,334
Microchip Technology, Inc.	2,676	87,211
Micron Technology, Inc.*	13,893	88,220
NVIDIA Corp.	8,556	105,153
Teradyne, Inc.*	2,592	43,779
Texas Instruments, Inc.	73,342	2,269,201
Xilinx, Inc.	3,583	128,630

		9,725,516

Software (0.7%)
Adobe Systems, Inc.*	6,778	255,395
Autodesk, Inc.*	3,069	108,489
BMC Software, Inc.*	1,949	77,297
CA, Inc.	4,586	100,800
Citrix Systems, Inc.*	2,553	167,860
Electronic Arts, Inc.*	4,171	60,605
Intuit, Inc.	3,810	226,695
Microsoft Corp.	148,211	3,961,680
Oracle Corp.	80,362	2,677,662
Red Hat, Inc.*	2,656	140,662
Salesforce.com, Inc.*	1,789	300,731
Symantec Corp.*	9,495	178,601

		8,256,477

Total Information Technology		42,917,979

Materials (3.5%)
Chemicals (2.0%)
Air Products and Chemicals, Inc.	2,914	244,834
Airgas, Inc.	963	87,912
CF Industries Holdings, Inc.	861	174,921
Dow Chemical Co.	276,220	8,927,430
E.I. du Pont de Nemours & Co.	105,867	4,760,839
Eastman Chemical Co.	2,104	143,177
Ecolab, Inc.	3,609	259,487
FMC Corp.	1,875	109,725
International Flavors & Fragrances, Inc.	1,112	73,993
LyondellBasell Industries N.V., Class A	105,418	6,018,314
Monsanto Co.	7,320	692,838
Mosaic Co.	3,794	214,854
PPG Industries, Inc.	2,100	284,235
Praxair, Inc.	4,071	445,571
Sherwin-Williams Co.	1,172	180,277
Sigma-Aldrich Corp.	1,649	121,334

		22,739,741

Construction Materials (0.0%)
Vulcan Materials Co.	1,768	92,024

Containers & Packaging (0.0%)
Ball Corp.	2,102	$94,064
Bemis Co., Inc.	1,423	47,614
Owens-Illinois, Inc.*	2,228	47,390
Sealed Air Corp.	2,663	46,629

		235,697

Metals & Mining (1.5%)
Alcoa, Inc.	14,567	126,441
Allegheny Technologies, Inc.	1,463	44,417
Barrick Gold Corp.	55,000	1,925,550
BHP Billiton plc	142,900	5,021,435
Cliffs Natural Resources, Inc.	1,946	75,038
Freeport-McMoRan Copper & Gold, Inc.	52,998	1,812,532
Goldcorp, Inc.	25,200	924,840
Newmont Mining Corp.	71,798	3,334,299
Nucor Corp.	24,358	1,051,778
Rio Tinto plc (ADR)	55,000	3,194,950
United States Steel Corp.	1,959	46,761

		17,558,041

Paper & Forest Products (0.0%)
International Paper Co.	6,013	239,558
MeadWestvaco Corp.	2,402	76,552

		316,110

Total Materials		40,941,613

Telecommunication Services (2.3%)
Diversified Telecommunication Services (1.7%)
AT&T, Inc.	302,765	10,206,208
CenturyLink, Inc.	58,547	2,290,359
France Telecom S.A.	37,400	418,828
Frontier Communications Corp.	93,633	400,749
Telstra Corp., Ltd.	800,000	3,644,406
Verizon Communications, Inc.	39,075	1,690,775
Vivendi S.A.	51,666	1,163,500
Windstream Corp.	8,028	66,472

		19,881,297

Wireless Telecommunication Services (0.6%)
Crown Castle International Corp.*	4,015	289,722
MetroPCS Communications, Inc.*	4,317	42,911
SK Telecom Co., Ltd. (ADR)	35,700	565,131
Sprint Nextel Corp.*	41,151	233,326
Vodafone Group plc	2,200,000	5,532,707

		6,663,797

Total Telecommunication Services		26,545,094

Utilities (6.5%)
Electric Utilities (3.8%)
American Electric Power Co., Inc.	106,644	4,551,566
Duke Energy Corp.	128,933	8,225,925
Edison International	4,471	202,044
Entergy Corp.	62,437	3,980,359
Exelon Corp.	181,697	5,403,669
FirstEnergy Corp.	85,735	3,580,294

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
NextEra Energy, Inc.	86,224	$5,965,838
Northeast Utilities	4,311	168,474
Pepco Holdings, Inc.	3,125	61,281
Pinnacle West Capital Corp.	1,496	76,266
PPL Corp.	108,565	3,108,216
Southern Co.	115,468	4,943,185
Xcel Energy, Inc.	156,694	4,185,297

		44,452,414

Gas Utilities (0.2%)
AGL Resources, Inc.	41,606	1,662,992
ONEOK, Inc.	2,801	119,742

		1,782,734

Independent Power Producers & Energy Traders (0.3%)
AES Corp.	8,477	90,704
Dynegy, Inc.*	196,583	3,760,633
NRG Energy, Inc.	4,408	101,340

		3,952,677

Multi-Utilities (2.2%)
Ameren Corp.	3,313	101,775
CenterPoint Energy, Inc.	5,836	112,343
CMS Energy Corp.	3,618	88,207
Consolidated Edison, Inc.	4,017	223,104
Dominion Resources, Inc.	94,167	4,877,851
DTE Energy Co.	2,362	141,838
Integrys Energy Group, Inc.	1,070	55,875
NiSource, Inc.	4,241	105,558
PG&E Corp.	155,887	6,263,540
Public Service Enterprise Group, Inc.	171,941	5,261,395
SCANA Corp.	1,815	82,837
Sempra Energy	83,083	5,893,908
TECO Energy, Inc.	152,780	2,560,593
Wisconsin Energy Corp.	3,147	115,967

		25,884,791

Total Utilities		76,072,616

Total Common Stocks (39.5%) (Cost $392,267,888)		458,665,581

	Number of Warrants	Value (Note 1)
WARRANTS:
Consumer Discretionary (0.0%)
Automobiles (0.0%)
General Motors Co., Class A, expiring 7/10/16*	18,532	361,374
General Motors Co., Class B, expiring 7/10/19*	18,532	$231,465

		592,839

Total Consumer Discretionary		592,839

Utilities (0.0%)
Independent Power Producers & Energy Traders (0.0%)
Dynegy, Inc., expiring 10/2/17*	13,973	17,606

Total Utilities		17,606

Total Warrants (0.0%) (Cost $663,552)		610,445

Total Investments (89.7%) (Cost $967,502,668)		1,040,092,833
Other Assets Less Liabilities (10.3%)		119,526,337

Net Assets (100%)		$1,159,619,170

*	Non-income producing.
(b)	Illiquid security.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2012, the market value of these securities amounted to $89,267,039 or 7.7% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(e)	Step Bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2012. Maturity date disclosed is the ultimate maturity date.
†	Securities (totaling $0 or 0.0% of net assets) at fair value by management.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2012.

Glossary:

ADR	— American Depositary Receipt
CMO	— Collateralized Mortgage Obligation
EUR	— Euro
GBP	— British Pound
PIK	— Payment-in Kind Security

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	1,421	March-13	$101,125,983	$100,898,105	$(227,878)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities(a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)(b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Non-Agency CMO	$—	$2,740,786	$—	$2,740,786
Common Stocks
Consumer Discretionary	26,509,932	–	—	26,509,932
Consumer Staples	23,569,158	4,366,879	—	27,936,037
Energy	67,128,771	—	—	67,128,771
Financials	53,876,563	8,930,024	—	62,806,587
Health Care	49,664,844	6,865,529	—	56,530,373
Industrials	31,276,579	—	—	31,276,579
Information Technology	42,917,979	—	—	42,917,979
Materials	35,920,178	5,021,435	—	40,941,613
Telecommunication Services	15,785,653	10,759,441	—	26,545,094
Utilities	76,072,616	—	—	76,072,616
Convertible Bonds
Financials	—	473,344	—	473,344
Materials	—	2,428,137	—	2,428,137
Convertible Preferred Stocks
Consumer Discretionary	1,301,835	—	—	1,301,835
Energy	—	4,855,000	—	4,855,000
Financials	22,425,720	298,000	—	22,723,720
Materials	747,400	—	—	747,400
Corporate Bonds
Consumer Discretionary	—	51,611,422	—	51,611,422
Consumer Staples	—	17,615,162	—	17,615,162
Energy	—	50,655,286	—	50,655,286
Financials	—	62,331,745	—	62,331,745
Health Care	—	26,589,585	—	26,589,585
Industrials	—	24,583,411	—	24,583,411
Information Technology	—	42,427,555	—	42,427,555
Materials	—	19,949,987	—	19,949,987
Telecommunication Services	—	16,275,519	—	16,275,519
Utilities	—	28,170,873	—	28,170,873
Government Securities
Foreign Governments	—	5,530,573	—	5,530,573
Municipal Bonds	—	383,858	—	383,858
Supranational	—	4,861,289	—	4,861,289
U.S. Government Agencies	—	23,723,251	—	23,723,251
U.S. Treasuries	—	165,326,785	—	165,326,785
Preferred Stocks
Consumer Discretionary	—	—	—	—
Financials	1,536,479	3,973,805	—	5,510,284
Warrants
Consumer Discretionary	592,839	—	—	592,839
Utilities	17,606	—	—	17,606

Total Assets	$449,344,152	$590,748,681	$—	$1,040,092,833

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities(a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)(b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Liabilities:
Futures	$(227,878)	$—	$—	$(227,878)

Total Liabilities	$(227,878)	$—	$—	$(227,878)

Total	$449,116,274	$590,748,681	$—	$1,039,864,955

(a)	Securities with a market value of $12,472,150 transferred from Level 2 to Level 1 since the beginning of the period due to active trading.
(b)	A security with a market value of $298,000 transferred from Level 1 to Level 2 since the beginning of the period due to inactive trading.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary	Investments in Preferred Stocks- Consumer Discretionary

Balance as of 12/31/11	$—	$—
Total gains or losses (realized/unrealized) included in earnings	481	(50,632)
Purchases	—	—
Sales	(481)	(68)
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	50,700
Transfers out of Level 3	—	—

Balance as of 12/31/12	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$—	$(50,700)

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(227,878	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(227,878)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	2,665	—	2,665
Credit contracts	—	—	—	—	—
Equity contracts	—	10,959,129	—	—	10,959,129
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$10,959,129	$2,665	$—	$10,961,794

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(518,917)	—	—	(518,917)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(518,917)	$—	$—	$(518,917)

The Portfolio held futures contracts with an average notional balance of approximately $75,657,000 for the year ended December 31, 2012.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$196,030,440
Long-term U.S. government debt securities	67,489,609

$263,520,049

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$234,728,513
Long-term U.S. government debt securities	35,067,018

$269,795,531

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$151,202,958
Aggregate gross unrealized depreciation	(80,110,772)

Net unrealized appreciation	$71,092,186

Federal income tax cost of investments	$969,000,647

The Portfolio has a net capital loss carryforward of $158,984,435, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $29,031,782 during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $967,502,668)	$1,040,092,833
Cash	111,368,213
Foreign cash (Cost $447,588)	453,063
Cash held as collateral at broker	5,923,400
Dividends, interest and other receivables	7,849,699
Receivable for securities sold	2,937,294
Due from broker for futures variation margin	2,567,400
Receivable from Separate Accounts for Trust shares sold	43,150
Other assets	3,385

Total assets	1,171,238,437

LIABILITIES
Payable for securities purchased	9,066,423
Payable to Separate Accounts for Trust shares redeemed	1,483,110
Investment management fees payable	628,435
Administrative fees payable	157,533
Distribution fees payable - Class IB	151,556
Trustees’ fees payable	436
Distribution fees payable - Class IA	419
Accrued expenses	131,355

Total liabilities	11,619,267

NET ASSETS	$1,159,619,170

Net assets were comprised of:
Paid in capital	$1,301,431,934
Accumulated undistributed net investment income (loss)	(41,420)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(214,146,058)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	72,374,714

Net assets	$1,159,619,170

Class IA
Net asset value, offering and redemption price per share, $2,034,894 / 228,202 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.92

Class IB
Net asset value, offering and redemption price per share, $720,496,998 / 80,781,827 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.92

Class K
Net asset value, offering and redemption price per share, $437,087,278 / 49,022,038 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.92

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Interest (net of $873 foreign withholding tax)	$30,531,718
Dividends (net of $185,439 foreign withholding tax)	15,616,823

Total income	46,148,541

EXPENSES
Investment management fees	7,212,158
Administrative fees	1,809,388
Distribution fees - Class IB	1,700,776
Printing and mailing expenses	125,435
Professional fees	75,895
Custodian fees	59,500
Trustees’ fees	31,452
Distribution fees - Class IA	3,500
Miscellaneous	68,417

Gross expenses	11,086,521
Less: Fees paid indirectly	(2,626)

Net expenses	11,083,895

NET INVESTMENT INCOME (LOSS)	35,064,646

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(11,375,523)
Futures	10,959,129
Foreign currency transactions	(526)

Net realized gain (loss)	(416,920)

Change in unrealized appreciation (depreciation) on:
Securities	83,811,821
Futures	(518,917)
Foreign currency translations	41,303

Net change in unrealized appreciation (depreciation)	83,334,207

NET REALIZED AND UNREALIZED GAIN (LOSS)	82,917,287

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$117,981,933

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$35,064,646	$36,973,467
Net realized gain (loss) on investments, futures and foreign currency transactions	(416,920)	1,061,955
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	83,334,207	(35,396,205)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	117,981,933	2,639,217

DIVIDENDS:
Dividends from net investment income
Class IA	(61,669)	(39,048)
Class IB	(22,010,074)	(21,298,143)
Class K†	(14,432,680)	(15,740,849)

TOTAL DIVIDENDS	(36,504,423)	(37,078,040)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 140,012 and 467,493 shares, respectively ]	1,250,508	4,147,925
Capital shares issued in reinvestment of dividends [ 6,913 and 4,817 shares, respectively ]	61,669	39,048
Capital shares repurchased [ (45,367) and (56,781,848) shares, respectively ]	(400,213)	(479,771,333	)(z)

Total Class IA transactions	911,964	(475,584,360)

Class IB
Capital shares sold [ 14,844,285 and 8,791,666 shares, respectively ]	130,433,534	77,235,111
Capital shares issued in reinvestment of dividends [ 2,466,663 and 2,626,528 shares, respectively ]	22,010,074	21,298,143
Capital shares repurchased [ (10,633,288) and (12,280,100) shares, respectively ]	(93,628,749)	(107,089,819)

Total Class IB transactions	58,814,859	(8,556,565)

Class K†
Capital shares sold [ 1,751,874 and 50,519,240 shares, respectively ]	15,385,363	425,185,235	(z)
Capital shares issued in reinvestment of dividends [ 1,618,127 and 1,941,904 shares, respectively ]	14,432,680	15,740,849
Capital shares repurchased [ (5,196,369) and (1,612,738) shares, respectively ]	(45,931,238)	(13,536,928)

Total Class K transactions	(16,113,195)	427,389,156

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	43,613,628	(56,751,769)

TOTAL INCREASE (DECREASE) IN NET ASSETS	125,091,138	(91,190,592)
NET ASSETS:
Beginning of year	1,034,528,032	1,125,718,624

End of year (a)	$1,159,619,170	$1,034,528,032

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(41,420)	$516,056

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/Franklin Core Balanced Portfolio exchanged approximately 50,447,357 Class IA shares for approximately 50,447,357 Class K shares. This exchange amounted to approximately $424,587,599.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009		2008
Net asset value, beginning of year	$8.27	$8.57	$7.94	$6.40		$10.28

Income (loss) from investment operations:
Net investment income (loss)	0.27 (e)	0.31 (e)	0.31 (e)	0.36	(e)	0.64	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.66	(0.29)	0.60	1.62		(3.93)

Total from investment operations	0.93	0.02	0.91	1.98		(3.29)

Less distributions:
Dividends from net investment income	(0.28)	(0.32)	(0.28)	(0.44)		(0.59)

Net asset value, end of year	$8.92	$8.27	$8.57	$7.94		$6.40

Total return	11.25%	0.31%	11.55%	30.97%		(31.65)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,035	$1,047	$483,418	$463,554		$363,213
Ratio of expenses to average net assets:
After waivers and reimbursements	1.09%	0.83%	0.83%	0.91%		1.05%
After waivers, reimbursements and fees paid indirectly	1.09%	0.83%	0.83%	0.84%		1.05%
Before waivers, reimbursements and fees paid indirectly	1.09%	0.83%	0.84%	0.91%		1.05%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	3.04%	3.46%	3.72%	5.02%		7.22%
After waivers, reimbursements and fees paid indirectly	3.04%	3.46%	3.72%	5.09%		7.22%
Before waivers, reimbursements and fees paid indirectly	3.04%	3.46%	3.71%	5.02%		7.22%
Portfolio turnover rate	26%	43%	77%	106%		57%

	Year Ended December 31,
Class IB	2012	2011	2010	2009		2008
Net asset value, beginning of year	$8.27	$8.57	$7.94	$6.40		$10.28

Income (loss) from investment operations:
Net investment income (loss)	0.27 (e)	0.28 (e)	0.28 (e)	0.34	(e)	0.61	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.66	(0.28)	0.61	1.62		(3.92)

Total from investment operations	0.93	— #	0.89	1.96		(3.31)

Less distributions:
Dividends from net investment income	(0.28)	(0.30)	(0.26)	(0.42)		(0.57)

Net asset value, end of year	$8.92	$8.27	$8.57	$7.94		$6.40

Total return	11.25%	0.06%	11.27%	30.62%		(31.83)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$720,497	$612,978	$642,301	$693,459		$500,707
Ratio of expenses to average net assets:
After waivers and reimbursements	1.09%	1.08%	1.08%	1.16	%(c)	1.30%
After waivers, reimbursements and fees paid indirectly	1.09%	1.08%	1.08%	1.09	%(c)	1.30	%(c)
Before waivers, reimbursements and fees paid indirectly	1.09%	1.08%	1.09%	1.16	%(c)	1.30%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	3.04%	3.26%	3.47%	4.66%		6.79%
After waivers, reimbursements and fees paid indirectly	3.04%	3.26%	3.47%	4.72%		6.79%
Before waivers, reimbursements and fees paid indirectly	3.04%	3.26%	3.46%	4.66%		6.79%
Portfolio turnover rate	26%	43%	77%	106%		57%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$8.27	$8.39

Income (loss) from investment operations:
Net investment income (loss)	0.29 (e)	0.11 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.66	0.09

Total from investment operations	0.95	0.20

Less distributions:
Dividends from net investment income	(0.30)	(0.32)

Net asset value, end of period	$8.92	$8.27

Total return (b)	11.53%	2.47%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$437,087	$420,502
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.84%	0.83%
After waivers, reimbursements and fees paid indirectly (a)	0.84%	0.83%
Before waivers, reimbursements and fees paid indirectly (a)	0.84%	0.83%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	3.29%	3.61%
After waivers, reimbursements and fees paid indirectly (a)	3.29%	3.61%
Before waivers, reimbursements and fees paid indirectly (a)	3.29%	3.61%
Portfolio turnover rate	26%	43%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares**	5.27%	3.49%	5.53%
Portfolio – Class IB Shares*	5.29	3.30	5.41
Portfolio – Class K Shares***	5.52	N/A	5.28
S&P 500 Index	16.00	1.66	6.84

*    Date of inception 5/1/03.

**   Date of inception 6/8/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflects the effect of 12b-1 fees, applicable to Class IB shares Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

***  Date of inception 8/26/11.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 5.27% for the year ended December 31, 2012. The Portfolio’s benchmark, the S&P 500 Index, returned 16.00% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Portfolio holding Peet’s Coffee and Tea agreed to be acquired by Joh. A. Benckiser, a Dutch conglomerate, adding to performance.

•	Thomas & Betts was purchased by Swiss industrial giant ABB.

•	Ralcorp spun off Post Foods, and at year end agreed to be acquired by Conagra.

•	Schiff Nutrition appreciated after Reckitt Benckiser outbid Bayer’s offer for the company.

•	Cooper Industries was bought by Eaton.

•	Gaylord Entertainment rose after it completed its sale of its hotels brand and management company to Marriott and converted itself to a REIT structure, renaming itself Ryman Hospitality Properties.

What hurt performance during the year:

•	Telephone & Data Systems and U.S. Cellular declined as news of the sale of the latter’s Chicago area spectrum and customers to Sprint Nextel was digested.

•	Navistar is transitioning its engine technology to meet EPA emissions standards and hired a new CEO.

•

There was a perceived regulatory risk on a few Canadian announced deals which were either approved in December or the companies are in the process of resolving this issue. Canada requires proven evidence that the acquisitions will result in a “net benefit” to the country.

Portfolio Positioning and Outlook

The Adviser believes a resurgence in deals will continue to add incremental value to the portfolio. There was a spate of “financial engineering” in 2012, as companies surfaced value with spin-offs, split-offs, or the sale of a division. The Adviser believes many of these resulting companies could be potential takeover candidates. The Adviser is also encouraged by continued ample cash on corporate balance sheets and financing availability at nearly unprecedented low interest rates. The Adviser believes that with increased visibility on future tax rates and regulations, it will see a continuation of takeover activity in 2013 and beyond.

Sector Weightings as of December 31, 2012	% of Net Assets
Industrials	11.1%
Consumer Staples	9.5
Consumer Discretionary	7.2
Health Care	6.4
Telecommunication Services	5.5
Materials	2.7
Financials	2.3
Energy	2.0
Information Technology	1.1
Utilities	1.1
Cash and Other	51.1

100.0%

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,036.57	$6.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.45	6.75
Class IB
Actual	1,000.00	1,036.74	6.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.45	6.75
Class K
Actual	1,000.00	1,038.16	5.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.71	5.48

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.33%, 1.33% and 1.08%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.2%)
Diversified Consumer Services (0.1%)
Ascent Capital Group, Inc., Class A*	3,000	$185,820
Corinthian Colleges, Inc.*	35,000	85,400

		271,220

Hotels, Restaurants & Leisure (0.8%)
Ameristar Casinos, Inc.	500	13,120
Boyd Gaming Corp.*	20,000	132,800
Caribou Coffee Co., Inc.*	103,000	1,667,570
Dover Motorsports, Inc.	60,016	101,427
Ladbrokes plc	20,000	64,126
Orient-Express Hotels Ltd., Class A*	7,000	81,830

		2,060,873

Household Durables (0.2%)
Harman International Industries, Inc.	12,000	535,680
Nobility Homes, Inc.*	5,000	24,500
Skyline Corp.*	4,000	16,240

		576,420

Media (4.6%)
Acme Communications, Inc.	38,000	5,320
AMC Networks, Inc., Class A*	39,000	1,930,500
Arbitron, Inc.	2,000	93,360
Astral Media, Inc., Class A	45,000	2,091,435
Astral Media, Inc., Class B	2,200	106,384
Beasley Broadcasting Group, Inc., Class A	47,000	229,830
British Sky Broadcasting Group plc	90,000	1,124,271
Clear Channel Outdoor Holdings, Inc., Class A*	242,000	1,698,840
Crown Media Holdings, Inc., Class A*	28,000	51,800
DISH Network Corp., Class A	15,000	546,000
Fisher Communications, Inc.	28,000	755,720
Jupiter Telecommunications Co., Ltd.	2,000	2,484,314
Liberty Media Corp. - Liberty Capital*	3,500	406,035
LIN TV Corp., Class A*	8,000	60,240
Media General, Inc., Class A*	35,000	150,500
Salem Communications Corp., Class A	25,000	136,500

		11,871,049

Multiline Retail (0.0%)
Macy’s, Inc.	1,000	39,020

Specialty Retail (0.6%)
Best Buy Co., Inc.	11,500	136,275
PEP Boys-Manny, Moe & Jack	100,000	983,000
Teavana Holdings, Inc.*	32,000	496,000

		1,615,275

Textiles, Apparel & Luxury Goods (0.9%)
Heelys, Inc.*	12,000	26,760

Warnaco Group, Inc.*	30,000	$2,147,100

		2,173,860

Total Consumer Discretionary		18,607,717

Consumer Staples (9.5%)
Beverages (2.2%)
Beam, Inc.	25,000	1,527,250
Grupo Modelo S.A.B. de C.V., Series C	450,000	4,036,538

		5,563,788

Food Products (6.9%)
GrainCorp Ltd., Class A	24,000	309,318
Hillshire Brands Co.	25,000	703,500
Parmalat S.p.A.	940,000	2,195,860
Post Holdings, Inc.*	15,000	513,750
Ralcorp Holdings, Inc.*	141,000	12,640,650
Rieber & Son ASA	29,700	347,377
Tootsie Roll Industries, Inc.	40,050	1,038,096
Westway Group, Inc.*	20,000	133,400

		17,881,951

Personal Products (0.4%)
Avon Products, Inc.	74,000	1,062,640

Total Consumer Staples		24,508,379

Energy (1.9%)
Energy Equipment & Services (0.0%)
Rowan Cos., plc, Class A*	4,000	125,080

Oil, Gas & Consumable Fuels (1.9%)
Anadarko Petroleum Corp.	2,000	148,620
Atlas Resource Partners LP	1	23
Celtic Exploration Ltd.*	3,000	79,290
Dragon Oil plc	80,000	724,995
McMoRan Exploration Co.*	130,000	2,086,500
Nexen, Inc.	40,000	1,077,600
Plains Exploration & Production Co.*	15,000	704,100
WesternZagros Resources Ltd.*	40,000	43,832

		4,864,960

Total Energy		4,990,040

Financials (2.3%)
Capital Markets (0.5%)
BKF Capital Group, Inc.*	12,000	12,600
Duff & Phelps Corp., Class A	1,000	15,620
Epoch Holding Corp.	22,000	613,800
Firstcity Financial Corp.*	6,000	58,440
Legg Mason, Inc.	15,000	385,800
SWS Group, Inc.*	50,000	264,500

		1,350,760

Commercial Banks (0.3%)
First Niagara Financial Group, Inc.	90,000	713,700

Consumer Finance (0.1%)
American Express Co.	7,000	402,360

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Insurance (0.3%)
SeaBright Holdings, Inc.	60,000	$664,200

Real Estate Investment Trusts (REITs) (0.7%)
Ryman Hospitality Properties (REIT)	44,004	1,692,394

Thrifts & Mortgage Finance (0.4%)
Flushing Financial Corp.	10,000	153,400
Hudson City Bancorp, Inc.	105,000	853,650

		1,007,050

Total Financials		5,830,464

Health Care (6.3%)
Biotechnology (0.3%)
3SBio, Inc. (ADR)*	5,000	68,200
Biogen Idec, Inc.*	200	29,334
BioMimetic Therapeutics, Inc.*	7,000	50,680
Grifols S.A. (ADR)*	23,968	621,499
Lexicon Pharmaceuticals, Inc.*	1,000	2,220
YM Biosciences, Inc.*	500	1,435

		773,368

Health Care Equipment & Supplies (0.4%)
American Medical Alert Corp.*† (b)	140,898	1,409
ArthroCare Corp.*	24,500	847,455
Exactech, Inc.*	10,000	169,500
Young Innovations, Inc.	2,000	78,820

		1,097,184

Health Care Providers & Services (5.0%)
Chemed Corp.	2,000	137,180
Coventry Health Care, Inc.	100,000	4,483,000
PSS World Medical, Inc.*	108,000	3,119,040
Rhoen-Klinikum AG	7,000	141,689
Sunrise Senior Living, Inc.*	340,000	4,889,200

		12,770,109

Life Sciences Tools & Services (0.6%)
Illumina, Inc.*	12,000	667,080
WuXi PharmaTech Cayman, Inc. (ADR)*	48,000	756,000

		1,423,080

Pharmaceuticals (0.0%)
Adolor Corp.*† (b)	40,000	20,800
Allergan, Inc.	600	55,038
Forest Laboratories, Inc. (Contingent value shares)*†(b)	10,000	9,500
Pronova BioPharma ASA	20,000	44,590

		129,928

Total Health Care		16,193,669

Industrials (11.1%)
Aerospace & Defense (0.1%)
Exelis, Inc.	34,000	383,180

Air Freight & Logistics (0.4%)
Park-Ohio Holdings Corp.*	6,000	127,860
TNT Express N.V.	90,000	1,018,080

		1,145,940

Building Products (0.3%)
Fortune Brands Home & Security, Inc.*	20,000	$584,400
Griffon Corp.	10,000	114,600

		699,000

Construction & Engineering (2.0%)
Shaw Group, Inc.*	110,000	5,127,100

Electrical Equipment (1.5%)
Eaton Corp. plc	69,000	3,739,800

Machinery (6.7%)
Cascade Corp.	45,000	2,893,500
CIRCOR International, Inc.	7,000	277,130
ITT Corp.	10,000	234,600
Navistar International Corp.*	26,000	566,020
Robbins & Myers, Inc.	204,800	12,175,360
Sauer-Danfoss, Inc.	100	5,337
Tennant Co.	6,000	263,700
Xylem, Inc.	29,000	785,900

		17,201,547

Trading Companies & Distributors (0.1%)
Kaman Corp.	5,000	184,000

Total Industrials		28,480,567

Information Technology (1.1%)
Communications Equipment (0.2%)
Loral Space & Communications, Inc.	7,000	382,620
Riverbed Technology, Inc.*	2,219	43,759

		426,379

Computers & Peripherals (0.1%)
Diebold, Inc.	5,000	153,050
Intermec, Inc.*	20,000	197,200

		350,250

Electronic Equipment, Instruments & Components (0.0%)
Laird plc	24,000	79,625
Gerber Scientific, Inc. (Escrow shares)*†(b)	320,000	3,200

		82,825

Internet Software & Services (0.3%)
LBi International N.V.*	1,000	3,794
Yahoo!, Inc.*	35,000	696,500

		700,294

IT Services (0.0%)
Peer 1 Network Enterprises, Inc.*	6,000	23,102
TNS, Inc.*	1,000	20,730

		43,832

Semiconductors & Semiconductor Equipment (0.3%)
Cymer, Inc.*	1,000	90,430
Lam Research Corp.*	21,000	758,730

		849,160

Software (0.2%)
Eloqua, Inc.*	10,000	235,900
Pervasive Software, Inc.*	25,000	222,750
Retalix Ltd.*	200	5,952

		464,602

Total Information Technology		2,917,342

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Materials (2.7%)
Chemicals (0.0%)
Ferro Corp.*	28,528	$119,247
Spartech Corp.*	500	4,535

		123,782

Construction Materials (0.5%)
Vulcan Materials Co.	25,000	1,301,250

Containers & Packaging (0.3%)
Greif, Inc., Class A	1,000	44,500
Myers Industries, Inc.	42,000	636,300

		680,800

Metals & Mining (1.9%)
Camino Minerals Corp.*	4,000	362
Inmet Mining Corp.	500	37,202
Pan American Silver Corp.	30,000	562,179
Talison Lithium Ltd.*	5,000	36,745
Titanium Metals Corp.	250,000	4,127,500

		4,763,988

Total Materials		6,869,820

Telecommunication Services (5.5%)
Diversified Telecommunication Services (2.2%)
Asia Satellite Telecommunications Holdings Ltd.	65,000	207,709
Cincinnati Bell, Inc.*	60,000	328,800
Telenet Group Holding N.V.	107,000	4,971,640

		5,508,149

Wireless Telecommunication Services (3.3%)
Clearwire Corp., Class A*	25,000	72,250
MetroPCS Communications, Inc.*	200,000	1,988,000
Millicom International Cellular S.A.	22,000	1,883,200
NII Holdings, Inc.*	33,000	235,290
Sprint Nextel Corp.*	200,000	1,134,000
Telephone & Data Systems, Inc.	30,000	664,200
U.S. Cellular Corp.*	73,000	2,572,520

		8,549,460

Total Telecommunication Services		14,057,609

Utilities (1.1%)
Electric Utilities (0.3%)
Hawaiian Electric Industries, Inc.	14,000	351,960
PNM Resources, Inc.	22,000	451,220

		803,180

Gas Utilities (0.8%)
National Fuel Gas Co.	40,000	2,027,600

Multi-Utilities (0.0%)
GDF Suez S.A.*†	3,801	5

Total Utilities		2,830,785

Total Common Stocks (48.7%) (Cost $120,970,758)		125,286,392

	Number of Rights	Value (Note 1)

RIGHTS:
Health Care (0.1%)
Pharmaceuticals (0.1%)
Sanofi S.A., expiring 12/31/20*	210,000	$358,050

Total Rights (0.1%) (Cost $450,650)		358,050

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Kinder Morgan, Inc., expiring 5/25/17* (Cost $—)	35,000	132,300

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (38.9%)
U.S. Treasury Bills
0.08%, 1/3/13 (p)	$25,000,000	24,999,839
0.02%, 2/14/13 (p)	30,000,000	29,999,278
0.11%, 5/23/13 (p)	45,000,000	44,981,064

Total Government Securities (Cost $99,979,844)		99,980,181

Total Short-Term Investments (38.9%) (Cost $99,979,844)		99,980,181

Total Investments (87.8%) (Cost $221,401,252)		225,756,923
Other Assets Less Liabilities (12.2%)		31,424,760

Net Assets (100%)		$257,181,683

*	Non-income producing.
†	Securities (totaling $34,914 or 0.0% of net assets) at fair value by management.
(b)	Illiquid security.
(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

At December 31, 2012, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contract	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar vs. U.S. Dollar, expiring 1/25/13	JPMorgan Chase Bank	8,515	$8,554,230	$8,556,305	$(2,075)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$14,910,506	$3,697,211	$—	$18,607,717
Consumer Staples	21,655,824	2,852,555	—	24,508,379
Energy	4,265,045	724,995	—	4,990,040
Financials	5,830,464	–	—	5,830,464
Health Care	15,975,681	186,279	31,709	16,193,669
Industrials	27,462,487	1,018,080	—	28,480,567
Information Technology	2,830,723	83,419	3,200	2,917,342
Materials	6,869,820	—	—	6,869,820
Telecommunication Services	8,878,260	5,179,349	—	14,057,609
Utilities	2,830,780	—	5	2,830,785
Rights
Health Care	358,050	—	—	358,050
Short-Term Investments	—	99,980,181	—	99,980,181
Warrants
Energy	132,300	—	—	132,300

Total Assets	$111,999,940	$113,722,069	$34,914	$225,756,923

Liabilities:
Forward Currency Contracts	$—	$(2,075)	$—	$(2,075)

Total Liabilities	$—	$(2,075)	$—	$(2,075)

Total	$111,999,940	$113,719,994	$34,914	$225,754,848

(a)	A security with a market value of $12,600 transferred from Level 2 to Level 1 since the beginning of the period due to active trading.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Health Care†‡	Investments in Common Stocks- Utilities

Balance as of 12/31/11	$20,800	$—
Total gains or losses (realized/unrealized) included in earnings	1,409	—	#
Purchases	—	—
Sales	—	—
Issuances	—	—
Settlements	(1,409)	—
Transfers into Level 3	—	5
Transfers out of Level 3	—	—

Balance as of 12/31/12	$20,800	$5

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12	$1,409	$—	#

Investments in Common Stocks-Information Technology‡

Balance as of 12/31/11	$3,200
Total gains or losses (realized/unrealized) included in earnings	—
Purchases	—
Sales	—
Issuances	—
Settlements	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/12	$3,200

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12	$—

†	Security received through a corporate action with $0 cost.
‡	Security was shown as Rights in prior year.
#	Transactions are less than $0.50.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(2,075)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(2,075)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(104,603)	—	(104,603)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(104,603)	$—	$(104,603)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(2,075)	—	(2,075)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(2,075)	$—	$(2,075)

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $8,517,000 during the year ended December 31, 2012.

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$480,879,114
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$532,250,446

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,775,367
Aggregate gross unrealized depreciation	(6,383,542)

Net unrealized appreciation	$3,391,825

Federal income tax cost of investments	$222,365,098

For the year ended December 31, 2012, the Portfolio incurred approximately $142,425 as brokerage commissions with Gabelli & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $221,401,252)	$225,756,923
Cash	23,374,399
Foreign cash (Cost $8,558,221)	8,558,221
Receivable for securities sold	728,568
Receivable from Separate Accounts for Trust shares sold	87,761
Dividends, interest and other receivables	49,495
Other assets	769

Total assets	258,556,136

LIABILITIES
Payable for securities purchased	943,071
Investment management fees payable	195,255
Payable to Separate Accounts for Trust shares redeemed	119,909
Distribution fees payable - Class IB	50,358
Administrative fees payable	24,572
Unrealized depreciation on forward foreign currency contracts	2,075
Distribution fees payable - Class IA	1,489
Trustees’ fees payable	402
Accrued expenses	37,322

Total liabilities	1,374,453

NET ASSETS	$257,181,683

Net assets were comprised of:
Paid in capital	$252,045,917
Accumulated undistributed net investment income (loss)	(29,026)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	811,746
Net unrealized appreciation (depreciation) on investments and foreign currency translations	4,353,046

Net assets	$257,181,683

Class IA
Net asset value, offering and redemption price per share, $7,133,923 / 568,036 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.56

Class IB
Net asset value, offering and redemption price per share, $238,694,929 / 19,082,990 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.51

Class K
Net asset value, offering and redemption price per share, $11,352,831 / 901,644 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.59

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $59,292 foreign withholding tax)	$3,222,109
Interest	95,654

Total income	3,317,763

EXPENSES
Investment management fees	2,388,170
Distribution fees - Class IB	619,165
Administrative fees	299,474
Professional fees	52,041
Custodian fees	38,000
Printing and mailing expenses	35,708
Distribution fees - Class IA	16,635
Trustees’ fees	7,664
Miscellaneous	19,977

Gross expenses	3,476,834
Less: Fees paid indirectly	(33,341)

Net expenses	3,443,493

NET INVESTMENT INCOME (LOSS)	(125,730)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	8,296,680
Foreign currency transactions	(253,589)

Net realized gain (loss)	8,043,091

Change in unrealized appreciation (depreciation) on:
Securities	5,523,916
Foreign currency translations	(2,262)

Net change in unrealized appreciation (depreciation)	5,521,654

NET REALIZED AND UNREALIZED GAIN (LOSS)	13,564,745

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,439,015

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(125,730)	$570,668
Net realized gain (loss) on investments and foreign currency transactions	8,043,091	10,813,917
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,521,654	(8,369,546)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,439,015	3,015,039

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	(26,630)
Class IB	—	(453,346)
Class K†	—	(47,555)

	—	(527,531)

Distributions from net realized capital gains
Class IA	(156,633)	(251,170)
Class IB	(5,339,077)	(9,022,382)
Class K†	(248,566)	(365,399)

	(5,744,276)	(9,638,951)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(5,744,276)	(10,166,482)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 243,055 and 388,425 shares, respectively ]	3,031,146	4,945,241
Capital shares issued in reinvestment of dividends and distributions [ 12,493 and 22,820 shares, respectively ]	156,633	277,800
Capital shares repurchased [ (186,627) and (1,000,501) shares, respectively ]	(2,326,183)	(12,581,585	)(z)

Total Class IA transactions	861,596	(7,358,544)

Class IB
Capital shares sold [ 2,674,476 and 6,359,085 shares, respectively ]	33,167,844	80,544,174
Capital shares issued in reinvestment of dividends and distributions [ 427,628 and 783,467 shares, respectively ]	5,339,077	9,475,728
Capital shares repurchased [ (4,318,470) and (4,612,568) shares, respectively ]	(53,581,152)	(58,225,737)

Total Class IB transactions	(15,074,231)	31,794,165

Class K†
Capital shares sold [ 63,664 and 890,224 shares, respectively ]	799,562	11,169,151	(z)
Capital shares issued in reinvestment of dividends and distributions [ 19,781 and 34,090 shares, respectively ]	248,566	412,954
Capital shares repurchased [ (81,754) and (24,361) shares, respectively ]	(1,023,754)	(304,577)

Total Class K transactions	24,374	11,277,528

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(14,188,261)	35,713,149

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,493,522)	28,561,706
NET ASSETS:
Beginning of year	263,675,205	235,113,499

End of year (a)	$257,181,683	$263,675,205

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(29,026)	$(284,751)

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/GAMCO Mergers and Acquisitions Portfolio exchanged approximately 722,410 Class IA shares for approximately 722,410 Class K shares. This exchange amounted to approximately $9,049,587.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012		2011		2010		2009		2008
Net asset value, beginning of year	$12.20		$12.51		$11.68		$10.04		$12.22

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(e)	0.08	(e)	(0.05	)(e)	(0.02	)(e)	0.08 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.65		0.12		1.20		1.72		(1.73)

Total from investment operations	0.64		0.20		1.15		1.70		(1.65)

Less distributions:
Dividends from net investment income	—		(0.05)		—		—		(0.08)
Distributions from net realized gains	(0.28)		(0.46)		(0.32)		(0.06)		(0.45)

Total dividends and distributions	(0.28)		(0.51)		(0.32)		(0.06)		(0.53)

Net asset value, end of year	$12.56		$12.20		$12.51		$11.68		$10.04

Total return	5.27%		1.67%		9.83%		16.94%		(13.62)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,134		$6,088		$13,619		$8,991		$6,549
Ratio of expenses to average net assets:
After fees paid indirectly	1.31%		1.05%		1.02%		1.06%		1.12%
Before fees paid indirectly	1.32%		1.06	%(c)	1.05%		1.08%		1.13%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.04)%		0.63%		(0.43)%		(0.23)%		0.71%
Before fees paid indirectly	(0.05)%		0.62%		(0.45)%		(0.24)%		0.69%
Portfolio turnover rate	285%		268%		326%		206%		231%

	Year Ended December 31,
Class IB	2012		2011		2010		2009		2008
Net asset value, beginning of year	$12.15		$12.46		$11.66		$10.05		$12.23

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(e)	0.03	(e)	(0.08	)(e)	(0.05	)(e)	0.05 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.65		0.14		1.20		1.72		(1.72)

Total from investment operations	0.64		0.17		1.12		1.67		(1.67)

Less distributions:
Dividends from net investment income	—		(0.02)		—		—		(0.06)
Distributions from net realized gains	(0.28)		(0.46)		(0.32)		(0.06)		(0.45)

Total dividends and distributions	(0.28)		(0.48)		(0.32)		(0.06)		(0.51)

Net asset value, end of year	$12.51		$12.15		$12.46		$11.66		$10.05

Total return	5.29%		1.41%		9.59%		16.63%		(13.83)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$238,695		$246,611		$221,495		$171,255		$138,558
Ratio of expenses to average net assets:
After fees paid indirectly	1.31%		1.30%		1.28%		1.31%		1.37%
Before fees paid indirectly	1.32%		1.31%		1.30%		1.33%		1.38%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.06)%		0.21%		(0.69)%		(0.46)%		0.46%
Before fees paid indirectly	(0.07)%		0.20%		(0.71)%		(0.48)%		0.44%
Portfolio turnover rate	285%		268%		326%		206%		231%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$12.20	$12.48

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.65	0.20

Total from investment operations	0.67	0.19

Less distributions:
Dividends from net investment income	—	(0.05)
Distributions from net realized gains	(0.28)	(0.42)

Total dividends and distributions	(0.28)	(0.47)

Net asset value, end of period	$12.59	$12.20

Total return (b)	5.52%	1.59%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,353	$10,977
Ratio of expenses to average net assets:
After fees paid indirectly (a)	1.06%	1.05%
Before fees paid indirectly (a)	1.07%	1.06%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	0.19%	(0.28)%
Before fees paid indirectly (a)	0.18%	(0.29)%
Portfolio turnover rate	285%	268%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	17.86%	8.37%	12.92%
Portfolio – Class IB Shares*	17.86	8.15	12.79
Portfolio – Class K Shares***	18.15	N/A	20.97
Russell 2000® Value Index	18.05	3.55	9.50

*    Date of inception 8/1/88.

**   Date of inception 7/13/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflect the effect of 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

***  Date of inception 8/26/11.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 17.86% for the year ended December 31, 2012. The Portfolio’s benchmark, the Russell 2000® Value Index, returned 18.05% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Schiff Nutrition appreciated after Reckitt Benckiser outbid Bayer’s offer for the company.

•	Thomas & Betts was purchased by Swiss industrial giant ABB.

•	Robbins & Meyers agreed to be taken over by National Oilwell Varco.

•	Intermec will be acquired by Honeywell.

•	CNH Global accepted a buyout from majority owner Fiat, and Ralcorp will be acquired by Conagra.

•	Housing was a bright spot for the consumer, as reflected in Lennar Corp, Fortune Brands Home and Security, and Winnebago Industries positive performance.

•	Financial engineering continued, as Cincinnati Bell announced the spin-off of its data center business.

•	A former spin-off from Cablevision, Madison Square Garden, experienced significant gains.

What hurt performance during the year:

•	U.S. Cellular fell, as investors evaluated its sale of Chicago area spectrum and customers to Sprint Nextel.

•	Barrick Gold and Kinross Gold fell on negative sentiment for gold miners and a lower gold bullion price.

•	Navistar is transitioning its engine technology to meet EPA emissions standards and hired a new CEO.

Portfolio Positioning and Outlook

In the short run, stocks could negatively react to any number of jolts to the economy, for example failed deficit reduction talks, disappointing economic data, or a new wave of violence in the Middle East. But small cap stocks appear to the Adviser to be reasonably priced, especially given the extremely low level of interest rates and inflation. The Adviser expects the U.S. expansion to grind forward during 2013 and the evolving recovery in employment to continue to slowly broaden across the American economy. Worldwide merger and acquisition activity rose 2% in 2012 to $2.6 trillion. Several portfolio holdings were the subject of takeovers throughout the year, and the Adviser expects that this will continue in 2013.

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2012	% of Net Assets
Industrials	25.9%
Consumer Discretionary	21.4
Materials	9.0
Utilities	7.8
Consumer Staples	7.1
Information Technology	6.7
Financials	5.3
Health Care	5.3
Energy	3.1
Telecommunication Services	2.0
Cash and Other	6.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,119.00	$5.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.60	5.59
Class IB
Actual	1,000.00	1,119.10	5.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.60	5.59
Class K
Actual	1,000.00	1,120.70	4.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.86	4.32

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.10%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (21.4%)
Auto Components (4.0%)
BorgWarner, Inc.*	162,000	$11,602,440
Brembo S.p.A.	410,000	5,293,159
Dana Holding Corp.	930,000	14,517,300
Federal-Mogul Corp.*	825,000	6,616,500
Gentex Corp.	110,000	2,070,200
Modine Manufacturing Co.*	660,000	5,365,800
SORL Auto Parts, Inc.*	93,096	229,947
Spartan Motors, Inc.	290,000	1,429,700
Standard Motor Products, Inc.	465,600	10,345,632
Stoneridge, Inc.*	330,000	1,689,600
Strattec Security Corp.	137,500	3,548,875
Superior Industries International, Inc.	550,335	11,226,834
Tenneco, Inc.*	540,000	18,959,400

		92,895,387

Automobiles (0.1%)
Thor Industries, Inc.	4,000	149,720
Winnebago Industries, Inc.*	100,000	1,713,000

		1,862,720

Diversified Consumer Services (0.6%)
Ascent Capital Group, Inc., Class A*	106,000	6,565,640
Cambium Learning Group, Inc.*	220,000	244,200
Corinthian Colleges, Inc.*	550,000	1,342,000
Matthews International Corp., Class A	22,000	706,200
Stewart Enterprises, Inc., Class A	282,000	2,154,480
Universal Technical Institute, Inc.	410,000	4,116,400

		15,128,920

Hotels, Restaurants & Leisure (4.8%)
Biglari Holdings, Inc.*	36,092	14,076,602
Boyd Gaming Corp.*	1,300,018	8,632,119
Canterbury Park Holding Corp.‡	217,000	2,107,070
Cheesecake Factory, Inc.	546,200	17,871,664
Churchill Downs, Inc.	319,000	21,197,550
Cracker Barrel Old Country Store, Inc.	7,887	506,819
Denny’s Corp.*	451,157	2,201,646
Dover Downs Gaming & Entertainment, Inc.	102,000	224,400
Dover Motorsports, Inc.	512,000	865,280
Dunkin’ Brands Group, Inc.	2,500	82,950
International Speedway Corp., Class A	75,000	2,071,500
Krispy Kreme Doughnuts, Inc.*	225,000	2,110,500
Lakes Entertainment, Inc.*	65,000	195,000
Las Vegas Sands Corp.	258,000	11,909,280
Marcus Corp.	500,014	6,235,175
Morgans Hotel Group Co.*	200,000	1,108,000
Nathan’s Famous, Inc.*	124,522	4,196,391
Orient-Express Hotels Ltd., Class A*	330,000	3,857,700
Penn National Gaming, Inc.*	100,000	4,911,000

Pinnacle Entertainment, Inc.*	315,000	$4,986,450
Speedway Motorsports, Inc.	54,000	963,360
Wendy’s Co.	113,000	531,100

		110,841,556

Household Durables (0.8%)
Blyth, Inc.	34,000	528,700
Cavco Industries, Inc.*	135,760	6,785,285
Harman International Industries, Inc.	155,000	6,919,200
La-Z-Boy, Inc.	60,000	849,000
Lennar Corp., Class A	10,000	386,700
Lennar Corp., Class B	28,000	855,120
Nobility Homes, Inc.*	83,100	407,190
Skyline Corp.*	197,000	799,820

		17,531,015

Internet & Catalog Retail (0.2%)
1-800-FLOWERS.COM, Inc., Class A*	632,525	2,321,367
Liberty Ventures*	12,000	813,120
Nutrisystem, Inc.	70,000	573,300

		3,707,787

Leisure Equipment & Products (0.3%)
Brunswick Corp.	60,000	1,745,400
Marine Products Corp.	345,055	1,973,714
Polaris Industries, Inc.	8,000	673,200
Universal Entertainment Corp.	90,000	1,543,779

		5,936,093

Media (4.8%)
Acme Communications, Inc.	305,000	42,700
AMC Networks, Inc., Class A*	80,000	3,960,000
Arbitron, Inc.	63,000	2,940,840
Beasley Broadcasting Group, Inc., Class A‡	538,349	2,632,527
Belo Corp., Class A	200,000	1,534,000
Cablevision Systems Corp. - New York Group, Class A	310,000	4,631,400
Carmike Cinemas, Inc.*	82,000	1,230,000
Clear Channel Outdoor Holdings, Inc., Class A*	280,071	1,966,099
Crown Media Holdings, Inc., Class A*	150,000	277,500
Cumulus Media, Inc., Class A*	5	13
Discovery Communications, Inc., Class A*	12,000	761,760
Discovery Communications, Inc., Class C*	12,000	702,000
DISH Network Corp., Class A	20,000	728,000
Emmis Communications Corp., Class A*	90,000	177,300
EW Scripps Co., Class A*	365,000	3,945,650
Fisher Communications, Inc.	336,000	9,068,640
Global Sources Ltd.*	314,900	2,040,552
Gray Television, Inc.*	780,000	1,716,000
Grupo Televisa S.A.B. (ADR)	110,000	2,923,800
Il Sole 24 Ore S.p.A.*	480,000	332,404
Imax Corp.*	40,000	899,200
Interpublic Group of Cos., Inc.	900,000	9,918,000
Journal Communications, Inc., Class A*	1,200,000	6,492,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

LIN TV Corp., Class A*	432,000	$3,252,960
Live Nation Entertainment, Inc.*	1,215,033	11,311,957
Madison Square Garden Co., Class A*	580,000	25,723,000
Martha Stewart Living Omnimedia, Inc., Class A*	6,303	15,442
Media General, Inc., Class A*	1,025,000	4,407,500
Meredith Corp.	60,000	2,067,000
Salem Communications Corp., Class A	654,000	3,570,840
Sinclair Broadcast Group, Inc., Class A	195,000	2,460,900

		111,729,984

Multiline Retail (0.3%)
Bon-Ton Stores, Inc.	550,000	6,666,000

Specialty Retail (5.2%)
Aaron’s, Inc.	210,550	5,954,354
AutoNation, Inc.*	470,000	18,659,000
Barnes & Noble, Inc.*	62,000	935,580
Bed Bath & Beyond, Inc.*	98,000	5,479,180
Big 5 Sporting Goods Corp.	212,000	2,777,200
Bowlin Travel Centers, Inc.*	76,000	106,400
Coldwater Creek, Inc.*	100,000	481,000
Monro Muffler Brake, Inc.	65,000	2,273,050
O’Reilly Automotive, Inc.*	289,000	25,842,380
Penske Automotive Group, Inc.	485,000	14,593,650
PEP Boys-Manny, Moe & Jack	820,000	8,060,600
Pier 1 Imports, Inc.	384,820	7,696,400
Sally Beauty Holdings, Inc.*	519,000	12,232,830
Tractor Supply Co.	160,000	14,137,600

		119,229,224

Textiles, Apparel & Luxury Goods (0.3%)
Hanesbrands, Inc.*	105,000	3,761,100
Movado Group, Inc.	63,000	1,932,840
Wolverine World Wide, Inc.	25,000	1,024,500

		6,718,440

Total Consumer Discretionary		492,247,126

Consumer Staples (7.1%)
Beverages (0.7%)
Boston Beer Co., Inc., Class A*	73,000	9,814,850
Brown-Forman Corp., Class A	45,000	2,781,450
Brown-Forman Corp., Class B	4,537	286,965
Davide Campari-Milano S.p.A.	335,000	2,573,114

		15,456,379

Food & Staples Retailing (1.7%)
Casey’s General Stores, Inc.	297,000	15,770,700
Ingles Markets, Inc., Class A‡	715,000	12,340,900
United Natural Foods, Inc.*	92,000	4,930,280
Village Super Market, Inc., Class A	99,087	3,255,999
Weis Markets, Inc.	66,500	2,604,805

		38,902,684

Food Products (3.6%)
Dean Foods Co.*	50,000	825,500

Diamond Foods, Inc.	146,000	$1,995,820
Farmer Bros Co.*	7,300	105,339
Flowers Foods, Inc.	40,000	930,800
Griffin Land & Nurseries, Inc.‡	305,067	8,236,809
Hain Celestial Group, Inc.*	220,000	11,928,400
Ingredion, Inc.	120,000	7,731,600
J&J Snack Foods Corp.	50,000	3,197,000
John B. Sanfilippo & Son, Inc.	20,000	363,600
Lifeway Foods, Inc.	245,000	2,141,300
Post Holdings, Inc.*	180,000	6,165,000
Ralcorp Holdings, Inc.*	55,000	4,930,750
Rock Field Co., Ltd.	200,000	3,323,880
Smart Balance, Inc.*	568,086	7,328,309
Snyders-Lance, Inc.	570,033	13,743,496
Tootsie Roll Industries, Inc.	390,051	10,110,122

		83,057,725

Household Products (0.9%)
Church & Dwight Co., Inc.	78,000	4,178,460
Energizer Holdings, Inc.	31,000	2,479,380
Katy Industries, Inc.*‡	467,000	84,060
Oil-Dri Corp. of America‡	451,671	12,466,119
WD-40 Co.	45,000	2,119,950

		21,327,969

Personal Products (0.2%)
Elizabeth Arden, Inc.*	16,000	720,160
Revlon, Inc., Class A*	22,000	319,000
United-Guardian, Inc.	152,000	2,947,280

		3,986,440

Total Consumer Staples		162,731,197

Energy (3.1%)
Energy Equipment & Services (3.1%)
Key Energy Services, Inc.*	93,000	646,350
Lufkin Industries, Inc.	366,000	21,275,580
Oceaneering International, Inc.	120,000	6,454,800
Rowan Cos., plc, Class A*	215,000	6,723,050
RPC, Inc.	2,490,000	30,477,600
Steel Excel, Inc.*	240,000	5,988,000

		71,565,380

Oil, Gas & Consumable Fuels (0.0%)
Black Ridge Oil and Gas, Inc.*	45,503	20,931
Clean Energy Fuels Corp.*	10,000	124,500
Genesis Energy LP*	5,000	178,600

		324,031

Total Energy		71,889,411

Financials (5.3%)
Capital Markets (2.8%)
Artio Global Investors, Inc.	49,500	94,050
BKF Capital Group, Inc.*	66,000	69,300
Calamos Asset Management, Inc., Class A	110,000	1,162,700
Charles Schwab Corp.	225,000	3,231,000
Cohen & Steers, Inc.	360,021	10,969,840
Duff & Phelps Corp., Class A	90,000	1,405,800
Epoch Holding Corp.	470,000	13,113,000
GAM Holding AG*	270,000	3,710,335

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Janus Capital Group, Inc.	1,161,000	$9,891,720
KBW, Inc.	75,000	1,147,500
KKR & Co. L.P.*	150,000	2,284,500
Legg Mason, Inc.	30,000	771,600
Medallion Financial Corp.	80,000	939,200
Pzena Investment Management, Inc., Class A	15,056	81,302
SWS Group, Inc.*	400,000	2,116,000
Waddell & Reed Financial, Inc., Class A	359,000	12,500,380

		63,488,227

Commercial Banks (0.8%)
BBCN Bancorp, Inc.	575,000	6,652,750
Fidelity Southern Corp.*	28,660	273,703
First Niagara Financial Group, Inc.	730,000	5,788,900
Hudson Valley Holding Corp.	118,000	1,837,260
Sterling Bancorp/New York	312,000	2,842,320

		17,394,933

Insurance (0.1%)
Alleghany Corp.*	3,395	1,138,751
Argo Group International Holdings Ltd.	68,000	2,284,120

		3,422,871

Real Estate Investment Trusts (REITs) (1.1%)
Gyrodyne Co. of America, Inc. (REIT)	3,500	252,210
Ryman Hospitality Properties (REIT)	679,020	26,115,109

		26,367,319

Real Estate Management & Development (0.3%)
Capital Properties, Inc., Class A	17,100	114,399
Capital Properties, Inc., Class B(b)†	7,800	52,182
St. Joe Co.*	225,000	5,193,000
Tejon Ranch Co.*	60,000	1,684,800

		7,044,381

Thrifts & Mortgage Finance (0.2%)
Capitol Federal Financial, Inc.	12,500	146,125
Crazy Woman Creek Bancorp, Inc.*	13,900	97,439
Flushing Financial Corp.	310,000	4,755,400

		4,998,964

Total Financials		122,716,695

Health Care (5.2%)
Biotechnology (0.3%)
Cepheid, Inc.*	212,000	7,167,720
Lexicon Pharmaceuticals, Inc.*	100,000	222,000

		7,389,720

Health Care Equipment & Supplies (2.9%)
Alere, Inc.*	10,000	185,000
Align Technology, Inc.*	32,000	888,000
AngioDynamics, Inc.*	166,032	1,824,692
ArthroCare Corp.*	169,000	5,845,710
Biolase, Inc.*	120,604	223,117
Cantel Medical Corp.	120,091	3,570,305

CONMED Corp.	80,000	$2,236,000
Cooper Cos., Inc.	44,000	4,069,120
Cutera, Inc.*	550,000	4,950,000
Cynosure, Inc., Class A*	24,000	578,640
DexCom, Inc.*	55,000	748,550
DGT Holdings Corp.*	500	6,540
Exactech, Inc.*	224,038	3,797,444
Greatbatch, Inc.*	168,000	3,904,320
ICU Medical, Inc.*	18,833	1,147,495
MAKO Surgical Corp.*	106,000	1,364,220
Meridian Bioscience, Inc.	80,000	1,620,000
Neogen Corp.*	11,000	498,520
NuVasive, Inc.*	21,000	324,660
Orthofix International N.V.*	56,000	2,202,480
Palomar Medical Technologies, Inc.*	180,000	1,657,800
Quidel Corp.*	528,091	9,859,459
Rochester Medical Corp.*	170,000	1,713,600
STERIS Corp.	100,000	3,473,000
Syneron Medical Ltd.*	24,000	208,080
Vascular Solutions, Inc.*	225,000	3,555,000
Wright Medical Group, Inc.*	210,000	4,407,900
Young Innovations, Inc.	60,000	2,364,600

		67,224,252

Health Care Providers & Services (1.6%)
Bio-Reference Labs, Inc.*	28,000	803,320
Chemed Corp.	275,500	18,896,545
Gentiva Health Services, Inc.*	565,000	5,678,250
Henry Schein, Inc.*	10,000	804,600
MWI Veterinary Supply, Inc.*	30,000	3,300,000
Owens & Minor, Inc.	125,000	3,563,750
Patterson Cos., Inc.	55,000	1,882,650
PSS World Medical, Inc.*	72,000	2,079,360

		37,008,475

Life Sciences Tools & Services (0.2%)
Bio-Rad Laboratories, Inc., Class A*	22,000	2,311,100
Life Technologies Corp.*	20,000	981,600

		3,292,700

Pharmaceuticals (0.2%)
Allergan, Inc.	33,000	3,027,090
Heska Corp.	52,035	421,484
Pain Therapeutics, Inc.*	430,000	1,165,300

		4,613,874

Total Health Care		119,529,021

Industrials (25.9%)
Aerospace & Defense (3.2%)
AAR Corp.	75,000	1,401,000
Astronics Corp.*	10,000	228,800
Astronics Corp., Class B*	5,640	122,388
Curtiss-Wright Corp.	870,000	28,562,100
Ducommun, Inc.*	75,000	1,212,750
GenCorp, Inc.*	1,110,451	10,160,627
HEICO Corp.	50,000	2,238,000
Innovative Solutions & Support, Inc.	96,075	330,498
Moog, Inc., Class A*	60,000	2,461,800

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Moog, Inc., Class B*	30,900	$1,260,102
Precision Castparts Corp.	101,500	19,226,130
Textron, Inc.	287,000	7,114,730

		74,318,925

Air Freight & Logistics (0.5%)
Park-Ohio Holdings Corp.*	495,200	10,552,712

Building Products (0.8%)
A.O. Smith Corp.	20,000	1,261,400
Fortune Brands Home & Security, Inc.*	20,000	584,400
Griffon Corp.	1,300,000	14,898,000
Nortek, Inc.*	7,300	483,625

		17,227,425

Commercial Services & Supplies (3.1%)
ACCO Brands Corp.*	190,000	1,394,600
ADT Corp.	66,500	3,091,585
Brink’s Co.	550,000	15,691,500
Casella Waste Systems, Inc., Class A*	175,081	766,855
Covanta Holding Corp.	220,000	4,052,400
KAR Auction Services, Inc.	500,000	10,120,000
Loomis AB, Class B	345,000	5,545,271
McGrath RentCorp	26,000	754,520
Republic Services, Inc.	390,000	11,438,700
Rollins, Inc.	650,000	14,326,000
Tyco International Ltd.	133,000	3,890,250

		71,071,681

Construction & Engineering (0.8%)
Aegion Corp.*	76,000	1,686,440
Furmanite Corp.*	580,000	3,114,600
Layne Christensen Co.*	529,000	12,838,830

		17,639,870

Electrical Equipment (2.5%)
AMETEK, Inc.	398,000	14,952,860
AZZ, Inc.	10,000	384,300
Belden, Inc.	38,000	1,709,620
Franklin Electric Co., Inc.	130,000	8,082,100
Global Power Equipment Group, Inc.	20,000	343,000
GrafTech International Ltd.*	1,600,000	15,024,000
Magnetek, Inc.*	90,000	927,000
Rockwell Automation, Inc.	112,000	9,406,880
Roper Industries, Inc.	40,000	4,459,200
SL Industries, Inc.	170,100	3,061,800

		58,350,760

Industrial Conglomerates (0.3%)
Raven Industries, Inc.	48,500	1,278,460
Standex International Corp.	118,000	6,052,220

		7,330,680

Machinery (10.7%)
Albany International Corp., Class A	73,000	1,655,640
American Railcar Industries, Inc.	20,000	634,600
Ampco-Pittsburgh Corp.	321,117	6,415,918
Astec Industries, Inc.	215,537	7,183,848

CIRCOR International, Inc.	528,199	$20,911,398
CLARCOR, Inc.	272,000	12,996,160
CNH Global N.V.	700,000	28,203,000
Columbus McKinnon Corp.*	8,000	132,160
Crane Co.	607,000	28,091,960
Donaldson Co., Inc.	224,000	7,356,160
Eastern Co.	33,000	522,060
Federal Signal Corp.*	200,829	1,528,309
Flowserve Corp.	33,000	4,844,400
Gorman-Rupp Co.	265,038	7,906,083
Graco, Inc.	153,000	7,877,970
Greenbrier Cos., Inc.*	115,000	1,859,550
IDEX Corp.	153,000	7,119,090
Interpump Group S.p.A.	300,000	2,331,086
Kaydon Corp.	76,000	1,818,680
Kennametal, Inc.	49,500	1,980,000
Key Technology, Inc.*	68,000	709,920
L.S. Starrett Co., Class A	216,058	2,095,763
Lincoln Electric Holdings, Inc.	116,000	5,646,880
Lindsay Corp.	75,000	6,009,000
Lydall, Inc.*	75,000	1,075,500
Met-Pro Corp.	121,000	1,172,490
Middleby Corp.*	1,000	128,210
Mueller Industries, Inc.	130,140	6,510,904
Mueller Water Products, Inc., Class A	157,000	880,770
Navistar International Corp.*	725,000	15,783,250
Nordson Corp.	40,000	2,524,800
Robbins & Myers, Inc.	198,000	11,771,100
Tennant Co.	330,000	14,503,500
Toro Co.	25,000	1,074,500
Trinity Industries, Inc.	85,500	3,062,610
Twin Disc, Inc.	77,000	1,342,110
Valmont Industries, Inc.	10,000	1,365,500
Watts Water Technologies, Inc., Class A	378,000	16,250,220
Woodward, Inc.	104,000	3,965,520

		247,240,619

Road & Rail (0.1%)
Providence and Worcester Railroad Co.	149,092	2,073,870

Trading Companies & Distributors (3.4%)
GATX Corp.	855,025	37,022,582
Kaman Corp.	748,072	27,529,050
Lawson Products, Inc.	28,800	285,120
National Patent Development Corp.*	262,000	681,200
Rush Enterprises, Inc., Class B*	519,021	8,984,254
United Rentals, Inc.*	80,000	3,641,600

		78,143,806

Transportation Infrastructure (0.5%)
BBA Aviation plc*	1,850,102	6,694,940
Macquarie Infrastructure Co. LLC	100,000	4,556,000

		11,250,940

Total Industrials		595,201,288

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Information Technology (6.7%)
Communications Equipment (0.4%)
Bel Fuse, Inc., Class A	90,000	$1,548,900
Communications Systems, Inc.	140,000	1,456,000
EchoStar Corp., Class A*	30,000	1,026,600
Emulex Corp.*	50,000	365,000
Ixia*	40,000	679,200
Loral Space & Communications, Inc.	15,000	819,900
Plantronics, Inc.	45,000	1,659,150
Riverbed Technology, Inc.*	16,000	315,520
Sycamore Networks, Inc.*	330,000	739,200

		8,609,470

Computers & Peripherals (2.0%)
Diebold, Inc.	590,000	18,059,900
Intermec, Inc.*	1,280,000	12,620,800
NCR Corp.*	380,000	9,682,400
Stratasys Ltd.*	68,000	5,450,200
TransAct Technologies, Inc.	93,800	677,236

		46,490,536

Electronic Equipment, Instruments & Components (2.2%)
Badger Meter, Inc.	57,000	2,702,370
CTS Corp.	950,301	10,101,700
Daktronics, Inc.	120,000	1,328,400
Gerber Scientific, Inc., (Escrow shares)*(b)†	490,000	4,900
Itron, Inc.*	73,000	3,252,150
Littelfuse, Inc.	124,000	7,652,040
Mercury Systems, Inc.*	33,000	303,600
Methode Electronics, Inc.	215,000	2,156,450
MOCON, Inc.	8,000	115,120
Park Electrochemical Corp.	585,000	15,052,050
Rofin-Sinar Technologies, Inc.*	180,000	3,902,400
Trans-Lux Corp.*	100,000	25,000
Zygo Corp.*	295,000	4,631,500

		51,227,680

Internet Software & Services (0.5%)
EarthLink, Inc.	420,000	2,713,200
Internap Network Services Corp.*	415,000	2,880,100
Stamps.com, Inc.*	82,000	2,066,400
ValueClick, Inc.*	150,000	2,911,500

		10,571,200

IT Services (0.1%)
Edgewater Technology, Inc.*‡	590,000	2,242,000
ModusLink Global Solutions, Inc.*	140,000	406,000

		2,648,000

Office Electronics (0.3%)
Zebra Technologies Corp., Class A*	180,000	7,070,400

Semiconductors & Semiconductor Equipment (0.3%)
Cypress Semiconductor Corp.*	470,000	5,094,800
Sevcon, Inc.*‡	533,039	1,892,289

		6,987,089

Software (0.9%)
FalconStor Software, Inc.*	400,000	$932,000
Guidance Software, Inc.*	32,000	379,840
Mentor Graphics Corp.*	110,000	1,872,200
Take-Two Interactive Software, Inc.*	410,000	4,514,100
TiVo, Inc.*	418,000	5,149,760
Tyler Technologies, Inc.*	172,951	8,377,746

		21,225,646

Total Information Technology		154,830,021

Materials (9.0%)
Chemicals (6.0%)
Albemarle Corp.	25,000	1,553,000
Ashland, Inc.	109,000	8,764,690
Chemtura Corp.*	644,000	13,691,440
Core Molding Technologies, Inc.*	315,000	2,079,000
Cytec Industries, Inc.	6,000	412,980
Ferro Corp.*	2,230,914	9,325,221
FMC Corp.	20,000	1,170,400
H.B. Fuller Co.	300,000	10,446,000
Huntsman Corp.	540,000	8,586,000
Material Sciences Corp.*	15,000	135,450
Minerals Technologies, Inc.	140,000	5,588,800
NewMarket Corp.	62,800	16,466,160
Olin Corp.	130,000	2,806,700
OMNOVA Solutions, Inc.*	590,000	4,135,900
Quaker Chemical Corp.	5,000	269,300
Rockwood Holdings, Inc.	100,000	4,946,000
Scotts Miracle-Gro Co., Class A	83,000	3,656,150
Sensient Technologies Corp.	320,000	11,379,200
Tredegar Corp.	955,026	19,501,631
Zep, Inc.	850,000	12,274,000

		137,188,022

Construction Materials (0.3%)
Texas Industries, Inc.*	124,500	6,350,745

Containers & Packaging (1.3%)
Greif, Inc., Class A	140,000	6,230,000
Greif, Inc., Class B	5,000	242,450
Myers Industries, Inc.	1,330,075	20,150,636
Sonoco Products Co.	155,000	4,608,150

		31,231,236

Metals & Mining (0.9%)
Barrick Gold Corp.	20,000	700,200
Century Aluminum Co.*	85,000	744,600
Handy & Harman Ltd.*	319,000	4,807,330
Haynes International, Inc.	22,979	1,191,921
Kinross Gold Corp.	20,000	194,400
Lynas Corp., Ltd.*	250,000	152,985
Materion Corp.	490,000	12,632,200
Molycorp, Inc.*	70,000	660,800

		21,084,436

Paper & Forest Products (0.5%)
Louisiana-Pacific Corp.*	560,000	10,819,200

Total Materials		206,673,639

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Telecommunication Services (2.0%)
Diversified Telecommunication Services (1.3%)
Cable & Wireless Communications plc*	1,800,000	$1,035,387
Cincinnati Bell, Inc.*	4,380,779	24,006,669
HickoryTech Corp.	56,000	544,880
New Ulm Telecom, Inc.	33,000	198,000
Verizon Communications, Inc.	80,000	3,461,600

		29,246,536

Wireless Telecommunication Services (0.7%)
NII Holdings, Inc.*	115,000	819,950
Rogers Communications, Inc., Class B	200,000	9,104,000
Shenandoah Telecommunications Co.	61,000	933,910
U.S. Cellular Corp.*	103,800	3,657,912
VimpelCom Ltd. (ADR)	300,000	3,147,000

		17,662,772

Total Telecommunication Services		46,909,308

Utilities (7.8%)
Electric Utilities (3.5%)
El Paso Electric Co.	734,000	23,421,940
Great Plains Energy, Inc.	480,000	9,748,800
Otter Tail Corp.	300,000	7,500,000
PNM Resources, Inc.	1,300,000	26,663,000
UNS Energy Corp.	125,000	5,302,500
Westar Energy, Inc.	280,000	8,013,600

		80,649,840

Gas Utilities (1.8%)
Chesapeake Utilities Corp.	6,000	272,400
National Fuel Gas Co.	179,000	9,073,510
ONEOK, Inc.	172,000	7,353,000
Southwest Gas Corp.	580,000	24,597,800

		41,296,710

Independent Power Producers & Energy Traders (0.2%)
AES Corp.	240,000	2,568,000
Ormat Technologies, Inc.	90,000	1,735,200

		4,303,200

Multi-Utilities (2.1%)
Black Hills Corp.	466,000	16,934,440
CH Energy Group, Inc.	261,082	17,027,768
NorthWestern Corp.	400,000	13,892,000

		47,854,208

Water Utilities (0.2%)
Cadiz, Inc.*	10,000	79,200
SJW Corp.	186,016	4,948,026
York Water Co.	54,000	948,780

		5,976,006

Total Utilities		180,079,964

Total Common Stocks (93.5%) (Cost $1,532,278,228)		2,152,807,670

PREFERRED STOCK:
Consumer Staples (0.0%)
Personal Products (0.0%)
Revlon, Inc. 12.750%	1,000	$5,480

Total Preferred Stock (0.0%) (Cost $6,528)		5,480

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.1%)
Pharmaceuticals (0.1%)
Sanofi S.A., expiring 12/31/20*	840,000	1,432,200

Total Rights (0.1%) (Cost $1,849,143)		1,432,200

	Number of Warrants	Value (Note 1)
WARRANTS:
Consumer Discretionary (0.0%)
Auto Components (0.0%)
Federal-Mogul Corp., expiring 12/27/14*	4,531	104

Media (0.0%)
Tiger Media, Inc., expiring 2/19/13*	100,000	600

Total Warrants (0.0%) (Cost $188,510)		704

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (5.4%)
U.S. Treasury Bills
0.06%, 2/7/13 (p)	$35,000,000	34,997,679
0.11%, 5/23/13 (p)	90,000,000	89,962,128

Total Government Securities (Cost $124,964,789)		124,959,807

Total Short-Term Investments (5.4%) (Cost $124,964,789)		124,959,807

Total Investments (99.0%) (Cost $1,659,287,198)		2,279,205,861
Other Assets Less Liabilities (1.0%)		24,181,253

Net Assets (100%)		$2,303,387,114

*	Non-income producing.
†	Securities (totaling $57,082 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid Security.
(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investments in companies which were affiliates for the year ended December 31, 2012, were as follows:

Securities	Market Value December 31, 2011	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)
Beasley Broadcasting Group, Inc., Class A	$1,611,600	$129,842	$5,189	$2,632,527	$45,760	$41
Canterbury Park Holding Corp.	2,875,053	20,383	11,117	2,107,070	108,502	(121)
Edgewater Technology, Inc.	1,897,679	100,885	473,748	2,242,000	—	(15,119)
Griffin Land & Nurseries, Inc.	7,938,582	134,831	—	8,236,809	61,013	—
Ingles Markets, Inc., Class A	10,617,300	166,143	—	12,340,900	1,058,475	—
Katy Industries, Inc.	90,230	593	15,038	84,060	—	(6,149)
Oil-Dri Corp. of America	8,990,669	157,076	—	12,466,119	477,382	—
Schiff Nutrition International, Inc.	13,696,000	—	7,035,248	—	—	46,680,569
Sevcon, Inc.	2,340,000	186,327	—	1,892,289	—	—

	$50,057,113	$896,080	$7,540,340	$42,001,774	$1,751,132	$46,659,221

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$482,457,124	$9,790,002	$—	$492,247,126
Consumer Staples	156,750,143	5,981,054	—	162,731,197
Energy	65,901,411	5,988,000	—	71,889,411
Financials	118,856,739	3,807,774	52,182	122,716,695
Health Care	119,529,021	—	—	119,529,021
Industrials	569,129,343	26,071,945	—	595,201,288
Information Technology	151,358,932	3,466,189	4,900	154,830,021
Materials	204,441,654	2,231,985	—	206,673,639
Telecommunication Services	45,675,921	1,233,387	—	46,909,308
Utilities	180,079,964	—	—	180,079,964
Preferred Stocks
Consumer Staples	—	5,480	—	5,480
Rights
Health Care	1,432,200	—	—	1,432,200
Short-Term Investments	—	124,959,807	—	124,959,807
Warrants
Consumer Discretionary	—	704	—	704

Total Assets	$2,095,612,452	$183,536,327	$57,082	$2,279,205,861

Total Liabilities	$—	$—	$—	$—

Total	$2,095,612,452	$183,536,327	$57,082	$2,279,205,861

(a)	Securities with a market value of $5,952,230 transferred from Level 2 to Level 1 since the beginning of the period due to active trading, or are no longer valued using fair value factors based on third party vendor modeling tools.
(b)	Securities with a market value of $11,537,470 transferred from Level 1 to Level 2 since the beginning of the period due to inactive trading.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Financials	Investments in Common Stocks- Information Technology

Balance as of 12/31/11	$62,166	$4,900
Total gains or losses (realized/unrealized) included in earnings	(9,984)	—
Purchases	—	—
Sales	—	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/12	$52,182	$4,900

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$(9,984)	$—

The Portfolio held no derivatives contracts for the year ended December 31, 2012.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$190,891,430
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$290,458,023

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$754,893,091
Aggregate gross unrealized depreciation	(148,421,990)

Net unrealized appreciation	$606,471,101

Federal income tax cost of investments	$1,672,734,760

For the year ended December 31, 2012, the Portfolio incurred approximately $247,549 as brokerage commissions with Gabelli & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Affiliated Issuers (Cost $40,751,268)	$42,001,774
Unaffiliated Issuers (Cost $1,618,535,930)	2,237,204,087
Cash	22,786,037
Foreign cash (Cost $3,745,106)	3,766,779
Receivable from Separate Accounts for Trust shares sold	1,019,394
Dividends, interest and other receivables	836,954
Receivable for securities sold	467,766
Other assets	6,687

Total assets	2,308,089,478

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	2,375,009
Investment management fees payable	1,372,008
Distribution fees payable - Class IB	353,916
Payable for securities purchased	319,857
Administrative fees payable	196,203
Distribution fees payable - Class IA	14,482
Accrued expenses	70,889

Total liabilities	4,702,364

NET ASSETS	$2,303,387,114

Net assets were comprised of:
Paid in capital	$1,643,769,476
Accumulated undistributed net investment income (loss)	3,758,986
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	35,918,563
Net unrealized appreciation (depreciation) on investments and foreign currency translations	619,940,089

Net assets	$2,303,387,114

Class IA
Net asset value, offering and redemption price per share, $69,838,970 / 1,654,394 shares outstanding (unlimited amount authorized: $0.01 par value)	$42.21

Class IB
Net asset value, offering and redemption price per share, $1,709,969,259 / 40,446,265 shares outstanding (unlimited amount authorized: $0.01 par value)	$42.28

Class K
Net asset value, offering and redemption price per share, $523,578,885 / 12,403,768 shares outstanding (unlimited amount authorized: $0.01 par value)	$42.21

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends ($1,751,132 of dividend income received from affiliates) (net of $96,757 foreign withholding tax)	$53,576,500
Interest	102,286

Total income	53,678,786

EXPENSES
Investment management fees	15,664,368
Distribution fees - Class IB	4,049,553
Administrative fees	2,222,927
Printing and mailing expenses	240,173
Distribution fees - Class IA	173,821
Professional fees	93,635
Custodian fees	70,500
Trustees’ fees	60,633
Miscellaneous	54,273

Gross expenses	22,629,883
Less: Fees paid indirectly	(72,162)

Net expenses	22,557,721

NET INVESTMENT INCOME (LOSS)	31,121,065

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($46,659,221 of realized gain (loss) from affiliates)	104,475,593
Foreign currency transactions	(4,528)

Net realized gain (loss)	104,471,065

Change in unrealized appreciation (depreciation) on:
Securities ($2,864,372 of change in unrealized appreciation (depreciation) from affiliates)	218,459,016
Foreign currency translations	22,072

Net change in unrealized appreciation (depreciation)	218,481,088

NET REALIZED AND UNREALIZED GAIN (LOSS)	322,952,153

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$354,073,218

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$31,121,065	$3,055,504
Net realized gain (loss) on investments and foreign currency transactions	104,471,065	65,670,406
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	218,481,088	(143,451,227)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	354,073,218	(74,725,317)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(842,564)	(239,883)
Class IB	(20,339,649)	(1,153,914)
Class K†	(7,529,160)	(1,259,072)

	(28,711,373)	(2,652,869)

Distributions from net realized capital gains
Class IA	(1,789,225)	(833,372)
Class IB	(43,455,012)	(16,647,617)
Class K†	(13,298,347)	(4,374,117)

	(58,542,584)	(21,855,106)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(87,253,957)	(24,507,975)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 781,138 and 2,687,839 shares, respectively ]	31,597,039	104,874,056
Capital shares issued in reinvestment of dividends and distributions [ 62,846 and 29,730 shares, respectively ]	2,631,789	1,073,255
Capital shares repurchased [ (1,239,557) and (12,021,317) shares, respectively ]	(50,385,572)	(431,586,799	)(z)

Total Class IA transactions	(16,156,744)	(325,639,488)

Class IB
Capital shares sold [ 3,578,985 and 6,004,098 shares, respectively ]	144,331,521	233,793,598
Capital shares issued in reinvestment of dividends and distributions [ 1,521,507 and 492,329 shares, respectively ]	63,794,661	17,801,531
Capital shares repurchased [ (5,223,160) and (7,255,502) shares, respectively ]	(210,402,461)	(279,244,245)

Total Class IB transactions	(2,276,279)	(27,649,116)

Class K†
Capital shares sold [ 2,636,033 and 10,863,905 shares, respectively ]	105,257,424	386,086,061	(z)
Capital shares issued in reinvestment of dividends and distributions [ 497,365 and 156,045 shares, respectively ]	20,827,507	5,633,189
Capital shares repurchased [ (1,385,830) and (363,750) shares, respectively ]	(55,894,427)	(13,171,364)

Total Class K transactions	70,190,504	378,547,886

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	51,757,481	25,259,282

TOTAL INCREASE (DECREASE) IN NET ASSETS	318,576,742	(73,974,010)
NET ASSETS:
Beginning of year	1,984,810,372	2,058,784,382

End of year (a)	$2,303,387,114	$1,984,810,372

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$3,758,986	$1,887,630

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/GAMCO Small Company Value Portfolio exchanged approximately 9,916,504 Class IA shares for approximately 9,916,504 Class K shares. This exchange amounted to approximately $349,993,466.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009		2008
Net asset value, beginning of year	$37.21	$39.03	$29.52	$20.95		$31.54

Income (loss) from investment operations:
Net investment income (loss)	0.53 (e)	0.10 (e)	0.17 (e)	0.15	(e)	0.23 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	6.10	(1.38)	9.55	8.60		(9.70)

Total from investment operations	6.63	(1.28)	9.72	8.75		(9.47)

Less distributions:
Dividends from net investment income	(0.52)	(0.12)	(0.21)	(0.18)		(0.20)
Distributions from net realized gains	(1.11)	(0.42)	—	—		(0.92)

Total dividends and distributions	(1.63)	(0.54)	(0.21)	(0.18)		(1.12)

Net asset value, end of year	$42.21	$37.21	$39.03	$29.52		$20.95

Total return	17.86%	(3.25)%	32.94%	41.77%		(30.49)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$69,839	$76,287	$443,177	$268,186		$450,147
Ratio of expenses to average net assets:
After fees paid indirectly	1.10%	0.84%	0.85%	0.88%		0.87%
Before fees paid indirectly	1.10%	0.85%	0.86%	0.90%		0.89%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	1.30%**	0.26%	0.51%	0.66%		0.86%
Before fees paid indirectly	1.30%**	0.25%	0.51%	0.65%		0.84%
Portfolio turnover rate	9%	16%	17%	20%		35%

	Year Ended December 31,
Class IB	2012	2011	2010	2009		2008
Net asset value, beginning of year	$37.27	$39.09	$29.56	$20.98		$31.59

Income (loss) from investment operations:
Net investment income (loss)	0.55 (e)	0.03 (e)	0.08 (e)	0.10	(e)	0.16 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	6.09	(1.40)	9.57	8.58		(9.70)

Total from investment operations	6.64	(1.37)	9.65	8.68		(9.54)

Less distributions:
Dividends from net investment income	(0.52)	(0.03)	(0.12)	(0.10)		(0.15)
Distributions from net realized gains	(1.11)	(0.42)	—	—		(0.92)

Total dividends and distributions	(1.63)	(0.45)	(0.12)	(0.10)		(1.07)

Net asset value, end of year	$42.28	$37.27	$39.09	$29.56		$20.98

Total return	17.86%	(3.48)%	32.64%	41.40%		(30.68)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,709,969	$1,511,972	$1,615,608	$1,151,915		$752,966
Ratio of expenses to average net assets:
After fees paid indirectly	1.10%	1.09%	1.10%	1.13%		1.12%
Before fees paid indirectly	1.10%	1.10%	1.11%	1.15	%(c)	1.14%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	1.37%**	0.09%	0.25%	0.42%		0.60%
Before fees paid indirectly	1.37%**	0.09%	0.24%	0.41%		0.58%
Portfolio turnover rate	9%	16%	17%	20%		35%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$37.21	$34.50

Income (loss) from investment operations:
Net investment income (loss)	0.68 (e)	0.08 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	6.06	3.17

Total from investment operations	6.74	3.25

Less distributions:
Dividends from net investment income	(0.63)	(0.12)
Distributions from net realized gains	(1.11)	(0.42)

Total dividends and distributions	(1.74)	(0.54)

Net asset value, end of period	$42.21	$37.21

Total return (b)	18.15%	9.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$523,579	$396,552
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.85%	0.85%
Before fees paid indirectly (a)	0.85%	0.85%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	1.69%**	0.61%
Before fees paid indirectly (a)	1.69%**	0.61%
Portfolio turnover rate	9%	16%
*	Commencement of Operations.
**	During 2012, the Portfolio received special dividends from a number of securities, three of which accounted for a 0.62% impact on the net investment income ratio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	First International Advisors, LLC

➢	Wells Capital Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	3.76%	4.80%	4.79%
Portfolio – Class IB Shares*	3.72	4.56	4.55
Portfolio – Class K Shares**	3.97	N/A	2.27
Bank of America Merrill Lynch Global Broad Market Index	4.25	5.49	N/A
* Date of inception 10/3/05. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 3.76% for the year ended December 31, 2012. The Portfolio’s benchmark, the Bank of America Merrill Lynch Global Broad Market Index, returned 4.25% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Over the year, country positioning and sector positioning contributed to Portfolio performance. In country selection, the Portfolio’s underweight positioning relative to the benchmark in both Japan and the United Kingdom while overweight Australia, Brazil, Czech Republic, Hungary, Korea, Mexico, Poland and South Africa all added value.

•	Although currency was broadly neutral, positioning in the Euro, Yen, Korean Won, Malaysia Ringgit and the Norwegian and Swedish Krone were all positive contributors.

•	Allocations to both High Yield and the Inflation Linked Sectors also added to value during the year.

What hurt performance during the year:

•	An underweight relative to the U.K. pound sterling currency detracted from value.

Portfolio Positioning and Outlook – First International Advisors, LLC and Wells Capital Management, Inc.

Our strategic stance remained unchanged at year-end. We were underweight the bond markets and currencies of the old industrial, lower yielding economies with structural problems in favor of those economies that have higher yields as well as healthier fundamentals promoting more sustainable growth, lower deficits (in some cases surpluses) and central banks with the freedom to maneuver. A background of political stability will also remain an important requirement. This stance is a long-term thematic trend that we have followed since 2009; and even with all that has occurred, we believe this theme is likely to continue to provide the best returns. With yields on ten year and longer maturity bonds remaining at historic lows, we maintained a below index duration and an average life under that of the benchmark at year-end.

Portfolio Characteristics As of December 31, 2012
Weighted Average Life (Years)	5.33
Weighted Average Coupon (%)	3.54
Weighted Average Modified Duration (Years)*	4.42
Weighted Average Rating	A+
* Modified duration is a measure of the price senstivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Sector Weightings as of December 31, 2012	% of Net Assets
Government Security	70.8%
Financials	10.6
Consumer Staples	2.6
Utilities	2.5
Energy	2.2
Telecommunication Services	2.1
Industrials	2.0
Health Care	1.9
Consumer Discretionary	1.6
Materials	1.3
Information Technology	1.1
Cash and Other	1.3

100.0%

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,023.30	$5.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.05	5.14
Class IB
Actual	1,000.00	1,022.90	5.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.05	5.14
Class K
Actual	1,000.00	1,025.40	3.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.30	3.87

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.01%, 1.01% and 0.76%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Australia (2.6%)
Australia Government Bond
3.000%, 9/20/25	AUD	8,300,000	$11,825,195
BHP Billiton Finance USA Ltd.
5.500%, 4/1/14		$500,000	531,074
6.500%, 4/1/19		250,000	319,658
2.875%, 2/24/22		250,000	260,841
National Australia Bank Ltd./New York
1.600%, 8/7/15		250,000	253,875
Queensland Treasury Corp.
6.250%, 2/21/20	AUD	3,025,000	3,578,396
Rio Tinto Finance USA Ltd.
9.000%, 5/1/19		$400,000	547,977
Telstra Corp., Ltd.
3.750%, 5/16/22	EUR	1,200,000	1,788,828
Westpac Banking Corp.
3.000%, 8/4/15		$500,000	527,944
4.625%, 6/1/18		100,000	110,872

Total Australia			19,744,660

Austria (0.0%)
Oesterreichische Kontrollbank AG
4.500%, 3/9/15		100,000	108,008
4.875%, 2/16/16		200,000	224,207

Total Austria			332,215

Bermuda (0.2%)
Ingersoll-Rand Global Holding Co., Ltd.
6.875%, 8/15/18		200,000	243,725
Novartis Securities Investment Ltd.
5.125%, 2/10/19		250,000	298,466
Qtel International Finance Ltd.
4.750%, 2/16/21 (b)(m)		600,000	675,750
Weatherford International Ltd.
5.500%, 2/15/16		125,000	137,918
9.625%, 3/1/19		150,000	195,780

Total Bermuda			1,551,639

Brazil (1.3%)
Embraer S.A.
5.150%, 6/15/22		75,000	81,187
Federative Republic of Brazil
8.000%, 1/15/18		886,111	1,027,889
5.875%, 1/15/19		445,000	550,687
8.500%, 1/5/24	BRL	12,050,000	7,179,976
Itau Unibanco Holding S.A.
5.125%, 5/13/23 (b)§		$1,000,000	1,017,500

Total Brazil			9,857,239

Canada (4.5%)
Agrium, Inc.
3.150%, 10/1/22		50,000	49,460
Bank of Montreal
1.750%, 4/29/14		400,000	406,493
Bank of Nova Scotia
3.400%, 1/22/15		500,000	527,493
2.900%, 3/29/16		300,000	317,619
Barrick Gold Finance Co.
4.875%, 11/15/14		750,000	803,332

Canada Housing Trust No. 1
3.350%, 12/15/20 (b)§	CAD	7,825,000	$8,589,249
Canadian Government Bond
2.500%, 9/1/13		9,500,000	9,639,821
2.375%, 9/10/14		$655,000	678,379
Canadian National Railway Co.
5.550%, 5/15/18		252,000	303,063
Canadian Natural Resources Ltd.
4.900%, 12/1/14		100,000	108,198
5.700%, 5/15/17		100,000	117,980
Cenovus Energy, Inc.
5.700%, 10/15/19		345,000	418,872
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16		600,000	701,505
EnCana Holdings Finance Corp.
5.800%, 5/1/14		600,000	638,453
Hydro-Quebec
2.000%, 6/30/16		300,000	311,994
8.400%, 1/15/22		200,000	286,196
Manulife Financial Corp.
3.400%, 9/17/15		350,000	367,019
Potash Corp. of Saskatchewan, Inc.
3.250%, 12/1/17		550,000	601,031
Province of New Brunswick
2.750%, 6/15/18		100,000	107,459
Province of Nova Scotia
5.125%, 1/26/17		500,000	579,732
Province of Ontario
4.100%, 6/16/14		1,445,000	1,521,849
4.500%, 2/3/15		400,000	433,174
2.700%, 6/16/15		250,000	263,027
6.250%, 6/16/15	NZD	4,800,000	4,233,288
4.750%, 1/19/16		$200,000	224,574
Province of Quebec
4.600%, 5/26/15		200,000	219,148
Rogers Communications, Inc.
6.800%, 8/15/18		200,000	252,368
Royal Bank of Canada
2.625%, 12/15/15		400,000	421,819
Suncor Energy, Inc.
6.100%, 6/1/18		200,000	243,830
Teck Resources Ltd.
3.850%, 8/15/17		50,000	53,750
4.500%, 1/15/21		200,000	215,500
Thomson Reuters Corp.
5.700%, 10/1/14		750,000	811,824
Toronto-Dominion Bank
1.375%, 7/14/14		225,000	228,165
TransCanada PipeLines Ltd.
3.800%, 10/1/20		300,000	333,867

Total Canada			35,009,531

Cayman Islands (0.7%)
IPIC GMTN Ltd.
5.000%, 11/15/20 (m)		750,000	852,750
Noble Holding International Ltd.
4.625%, 3/1/21		200,000	220,477
Petrobras International Finance Co.
3.875%, 1/27/16		250,000	263,713
7.875%, 3/15/19		450,000	564,007
5.750%, 1/20/20		1,280,000	1,456,781
5.375%, 1/27/21		350,000	394,198

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount		Value (Note 1)

Sable International Finance Ltd.
7.750%, 2/15/17 (m)		$500,000	$532,500
Transocean, Inc.
4.950%, 11/15/15		500,000	547,761
2.500%, 10/15/17		250,000	253,456
Vale Overseas Ltd.
6.250%, 1/11/16		500,000	564,070
4.375%, 1/11/22		100,000	107,278

Total Cayman Islands			5,756,991

Colombia (0.1%)
Bancolombia S.A.
5.125%, 9/11/22		200,000	205,500
Ecopetrol S.A.
7.625%, 7/23/19		175,000	226,187
Republic of Colombia
7.375%, 3/18/19		400,000	526,000

Total Colombia			957,687

France (1.0%)
BNP Paribas S.A.
5.000%, 1/15/21		350,000	393,601
Casino Guichard Perrachon S.A.
4.726%, 5/26/21	EUR	1,600,000	2,415,004
France Telecom S.A.
4.375%, 7/8/14		$500,000	525,527
Pernod-Ricard S.A.
5.000%, 3/15/17	EUR	1,000,000	1,510,227
Sanofi S.A.
1.625%, 3/28/14		$350,000	354,944
4.000%, 3/29/21		250,000	283,417
Total Capital S.A.
3.125%, 10/2/15		150,000	159,590
4.450%, 6/24/20		200,000	232,280
Veolia Environnement S.A.
6.750%, 4/24/19	EUR	880,000	1,474,442

Total France			7,349,032

Germany (1.1%)
Deutsche Bank AG/London
6.000%, 9/1/17		$400,000	478,761
KfW
3.500%, 3/10/14		1,600,000	1,657,735
1.500%, 4/4/14		500,000	506,812
4.125%, 10/15/14		400,000	425,481
1.250%, 2/15/17		500,000	509,359
6.250%, 12/4/19	AUD	2,250,000	2,654,341
2.750%, 9/8/20		$1,500,000	1,616,803
2.000%, 10/4/22		500,000	500,546
Landwirtschaftliche Rentenbank
2.125%, 7/15/16		300,000	314,507
5.125%, 2/1/17		150,000	175,714

Total Germany			8,840,059

Hungary (0.8%)
Republic of Hungary
6.750%, 2/12/13	HUF	490,000,000	2,221,536
7.000%, 6/24/22		900,000,000	4,336,385

Total Hungary			6,557,921

Ireland (0.4%)
GE Capital European Funding
4.125%, 10/27/16	EUR	1,432,000	$2,094,106
Rottapharm Ltd.
6.125%, 11/15/19 (b)§		200,000	274,233
XL Group plc
5.250%, 9/15/14		$400,000	424,799

Total Ireland			2,793,138

Italy (2.3%)
Italy Buoni Poliennali Del Tesoro
4.250%, 2/1/19	EUR	965,000	1,316,257
Republic of Italy
4.750%, 1/25/16		$200,000	208,145
5.250%, 9/20/16		650,000	687,448
4.000%, 2/1/17	EUR	7,800,000	10,714,847
3.750%, 8/1/21		3,600,000	4,646,472

Total Italy			17,573,169

Japan (1.0%)
Japan Finance Corp.
2.500%, 1/21/16		$200,000	210,323
2.500%, 5/18/16		300,000	316,459
Japan Government Thirty Year Bond
2.000%, 9/20/41	JPY	543,000,000	6,341,420
Nomura Holdings, Inc.
5.000%, 3/4/15		$175,000	185,447
6.700%, 3/4/20		250,000	292,679
ORIX Corp.
5.000%, 1/12/16		125,000	136,522

Total Japan			7,482,850

Luxembourg (0.5%)
Aguila 3 S.A.
7.875%, 1/31/18 (m)		327,000	346,620
Covidien International Finance S.A.
6.000%, 10/15/17		250,000	303,460
Fiat Industrial Finance Europe S.A.
6.250%, 3/9/18	EUR	400,000	591,338
Pentair Finance S.A.
2.650%, 12/1/19§		$250,000	249,697
Sunrise Communications International S.A.
7.000%, 12/31/17 (m)	EUR	100,000	143,214
Telecom Italia Capital S.A.
5.250%, 10/1/15		$600,000	639,164
Telenet Finance V Luxembourg S.C.A.
6.250%, 8/15/22 (m)	EUR	450,000	632,586
Tyco Electronics Group S.A.
6.550%, 10/1/17		$200,000	240,437
Zinc Capital S.A.
8.875%, 5/15/18 (b)(m)	EUR	600,000	847,408

Total Luxembourg			3,993,924

Malaysia (1.5%)
Malaysia Government Bond
4.262%, 9/15/16	MYR	19,650,000	6,666,735
3.314%, 10/31/17		14,500,000	4,757,018

Total Malaysia			11,423,753

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount		Value (Note 1)

Mexico (1.6%)
America Movil S.A.B. de C.V.
5.750%, 1/15/15		$100,000	$109,522
5.000%, 3/30/20		300,000	350,262
3.000%, 7/12/21	EUR	1,400,000	1,942,359
United Mexican States
5.625%, 1/15/17		$750,000	870,750
5.125%, 1/15/20		400,000	476,000
6.500%, 6/9/22	MXN	13,950,000	1,167,774
8.500%, 11/18/38		77,600,000	7,599,300

Total Mexico			12,515,967

Netherlands (1.6%)
Bank Nederlandse Gemeenten
2.875%, 1/15/15	EUR	1,680,000	2,336,064
British American Tobacco Holdings B.V.
4.875%, 2/24/21		1,350,000	2,161,415
Deutsche Telekom International Finance B.V.
4.875%, 7/8/14		$200,000	211,678
4.250%, 7/13/22	EUR	1,250,000	1,929,782
Diageo Finance B.V.
5.300%, 10/28/15		$150,000	168,517
HeidelbergCement Finance B.V.
8.500%, 10/31/19	EUR	360,000	$593,977
Koninklijke Philips Electronics N.V.
3.750%, 3/15/22		$250,000	272,411
MDC-GMTN B.V.
5.500%, 4/20/21 (m)		850,000	1,000,893
Rabobank Nederland N.V.
1.850%, 1/10/14		175,000	177,377
3.875%, 2/8/22		500,000	540,570
RWE Finance B.V.
6.500%, 8/10/21	EUR	800,000	1,419,645
Shell International Finance B.V.
4.000%, 3/21/14		$60,000	62,619
4.300%, 9/22/19		500,000	579,456
Teva Pharmaceutical Finance III B.V.
1.700%, 3/21/14		700,000	710,713

Total Netherlands			12,165,117

New Zealand (0.4%)
New Zealand Government Bond
5.500%, 4/15/23	NZD	3,125,000	3,015,361

Norway (0.9%)
Norwegian Government Bond
3.750%, 5/25/21	NOK	33,600,000	6,882,385
Statoil ASA
3.125%, 8/17/17		$100,000	108,695
5.250%, 4/15/19		250,000	301,052

Total Norway			7,292,132

Peru (0.1%)
Banco de Credito del Peru/Panama
4.750%, 3/16/16 (b)(m)		800,000	846,000
Republic of Peru
7.125%, 3/30/19		205,000	267,525

Total Peru			1,113,525

Poland (1.7%)
Republic of Poland
5.000%, 10/19/15		$100,000	$111,181
6.375%, 7/15/19		600,000	749,916
5.250%, 10/25/20	PLN	21,100,000	7,640,825
5.000%, 3/23/22		$100,000	118,431
4.000%, 10/25/23	PLN	12,900,000	4,263,671

Total Poland			12,884,024

South Africa (1.1%)
Foodcorp Pty Ltd.
8.750%, 3/1/18 (b)(m)	EUR	300,000	435,584
Republic of South Africa
6.500%, 6/2/14		$100,000	107,500
7.750%, 2/28/23	ZAR	18,000,000	2,274,111
2.000%, 1/31/25		36,772,998	4,863,492
Transnet SOC Ltd.
4.500%, 2/10/16 (m)		$800,000	845,000

Total South Africa			8,525,687

South Korea (1.7%)
Export-Import Bank of Korea
5.875%, 1/14/15		900,000	982,170
Korea Development Bank
3.250%, 3/9/16		400,000	419,177
Korea Treasury Bond
3.750%, 6/10/13	KRW	3,550,000,000	3,329,959
2.750%, 9/10/17		4,615,000,000	4,275,643
5.250%, 3/10/27		3,306,500,000	3,769,946

Total South Korea			12,776,895

Spain (2.0%)
BBVA Senior Finance S.A. Unipersonal
3.250%, 5/16/14		400,000	400,368
Spain Government Bond
4.250%, 10/31/16	EUR	6,200,000	8,302,681
5.850%, 1/31/22		4,130,000	5,677,626
Telefonica Emisiones S.A.U.
4.949%, 1/15/15		$150,000	157,899
6.421%, 6/20/16		300,000	333,254
5.462%, 2/16/21		250,000	267,545

Total Spain			15,139,373

Supranational (3.0%)
Asian Development Bank
0.875%, 6/10/14		300,000	302,395
2.625%, 2/9/15		2,165,000	2,267,305
Eurofima
6.250%, 12/28/18	AUD	2,000,000	2,292,131
European Bank for Reconstruction & Development
1.625%, 9/3/15		$350,000	360,690
European Investment Bank
4.625%, 5/15/14		500,000	528,988
3.125%, 6/4/14		2,000,000	2,077,804
6.500%, 9/10/14	NZD	4,800,000	4,180,375
1.625%, 9/1/15		$500,000	514,725
4.625%, 10/20/15		1,400,000	1,559,226
4.875%, 2/16/16		300,000	339,774
5.125%, 9/13/16		200,000	232,125
6.125%, 1/23/17	AUD	2,360,000	2,666,030
1.000%, 12/15/17		$1,000,000	1,003,358

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount		Value (Note 1)

Inter-American Development Bank
3.000%, 4/22/14		$500,000	$517,112
2.250%, 7/15/15		500,000	522,178
5.125%, 9/13/16		525,000	611,314
3.875%, 2/14/20		250,000	292,230
International Bank for Reconstruction & Development
2.375%, 5/26/15		500,000	523,535
2.125%, 3/15/16		500,000	525,246
International Finance Corp.
0.625%, 12/21/17		1,000,000	991,299
Nordic Investment Bank
0.750%, 1/17/18		1,000,000	994,305

Total Supranational			23,302,145

Sweden (1.5%)
Republic of Sweden
3.750%, 8/12/17	SEK	64,000,000	11,057,553
Telefonaktiebolaget LM Ericsson
4.125%, 5/15/22		$150,000	154,945

Total Sweden			11,212,498

Switzerland (0.3%)
Credit Suisse AG/New York
5.500%, 5/1/14		300,000	318,371
3.500%, 3/23/15		250,000	262,643
4.375%, 8/5/20		500,000	570,710
UBS AG/Connecticut
3.875%, 1/15/15		250,000	264,091
5.875%, 7/15/16		250,000	275,367
4.875%, 8/4/20		250,000	289,536

Total Switzerland			1,980,718

Thailand (0.9%)
Thailand Government Bond
3.250%, 6/16/17	THB	205,000,000	6,757,563

United Kingdom (2.9%)
Anglian Water Osprey Financing plc
7.000%, 1/31/18	GBP	100,000	176,340
AstraZeneca plc
5.400%, 6/1/14		$100,000	106,941
5.900%, 9/15/17		200,000	243,313
Barclays Bank plc
5.200%, 7/10/14		350,000	372,429
5.140%, 10/14/20		350,000	366,319
BP Capital Markets plc
3.125%, 10/1/15		500,000	531,513
3.200%, 3/11/16		400,000	425,319
2.994%, 2/18/19	EU	R1,200,000	1,717,640
4.500%, 10/1/20		$100,000	114,767
3.245%, 5/6/22		200,000	210,749
British Sky Broadcasting Group plc
3.125%, 11/26/22 (b)§		400,000	396,906
British Telecommunications plc
5.950%, 1/15/18		100,000	120,061
Diageo Capital plc
5.500%, 9/30/16		300,000	348,781
Ensco plc
3.250%, 3/15/16		50,000	53,336
GlaxoSmithKline Capital plc
1.500%, 5/8/17		200,000	202,864

Gold Fields Orogen Holding BVI Ltd.
4.875%, 10/7/20 (m)		$200,000	$195,500
Heathrow Funding Ltd.
4.600%, 2/15/18 (b)(m)	EUR	1,501,000	2,246,367
HSBC Holdings plc
5.100%, 4/5/21		$400,000	473,205
4.000%, 3/30/22		900,000	983,593
Imperial Tobacco Finance plc
5.000%, 12/2/19	EUR	1,150,000	1,809,211
Jaguar Land Rover plc
8.250%, 3/15/20 (b)(m)	GBP	450,000	810,956
National Grid plc
5.000%, 7/2/18	EUR	1,400,000	2,195,257
Nationwide Building Society
3.125%, 4/3/17		600,000	853,993
New World Resources plc
7.375%, 5/15/15 (m)		480,000	646,247
Odeon & UCI Finco plc
9.000%, 8/1/18 (b)(m)	GBP	500,000	840,653
Phones4u Finance plc
9.500%, 4/1/18 (b)(m)		400,000	675,771
Rio Tinto Finance USA plc
3.500%, 3/22/22		$300,000	315,446
Royal Bank of Scotland plc
5.625%, 8/24/20		250,000	292,016
Tesco plc
5.875%, 9/12/16	EUR	1,250,000	1,936,982
United Utilities Water plc
4.250%, 1/24/20		1,000,000	1,515,725
Virgin Media Finance plc
8.875%, 10/15/19	GBP	384,000	708,000
Virgin Media Secured Finance plc
6.500%, 1/15/18		$100,000	108,403
Vodafone Group plc
5.450%, 6/10/19		300,000	363,463

Total United Kingdom			22,358,066

United States (61.0%)
ABB Finance USA, Inc.
2.875%, 5/8/22		250,000	255,115
AbbVie, Inc.
2.000%, 11/6/18§		350,000	354,654
2.900%, 11/6/22§		350,000	355,129
ACE INA Holdings, Inc.
2.600%, 11/23/15		250,000	261,354
ADT Corp.
3.500%, 7/15/22§		100,000	98,911
Aetna, Inc.
6.000%, 6/15/16		400,000	464,890
Aflac, Inc.
2.650%, 2/15/17		400,000	419,756
Alcoa, Inc.
6.150%, 8/15/20		100,000	109,753
5.870%, 2/23/22		200,000	213,498
Allstate Corp.
7.450%, 5/16/19		50,000	65,573
6.125%, 5/15/37 (l)		115,000	118,450
Altria Group, Inc.
9.700%, 11/10/18		51,000	71,206
9.250%, 8/6/19		169,000	234,840
American Express Co.
7.000%, 3/19/18		275,000	348,946
2.650%, 12/2/22§		540,000	536,179

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)

American Express Credit Corp.
1.750%, 6/12/15	$350,000	$357,526
American International Group, Inc.
5.050%, 10/1/15	100,000	109,927
5.850%, 1/16/18	250,000	295,462
8.250%, 8/15/18	550,000	722,595
American Tower Corp.
5.050%, 9/1/20	300,000	337,678
Ameriprise Financial, Inc.
5.300%, 3/15/20	250,000	296,937
Amgen, Inc.
2.300%, 6/15/16	50,000	52,100
3.450%, 10/1/20	500,000	536,056
3.625%, 5/15/22	150,000	161,304
Anadarko Petroleum Corp.
5.950%, 9/15/16	500,000	572,304
Anheuser-Busch Cos. LLC
5.000%, 3/1/19	100,000	117,616
Anheuser-Busch InBev Worldwide, Inc.
1.500%, 7/14/14	125,000	126,612
5.375%, 1/15/20	450,000	548,798
4.375%, 2/15/21	125,000	145,148
Aon Corp.
5.000%, 9/30/20	300,000	343,485
Apache Corp.
5.625%, 1/15/17	225,000	265,532
Applied Materials, Inc.
4.300%, 6/15/21	200,000	223,824
Associates Corp. of North America
6.950%, 11/1/18	100,000	122,068
AT&T, Inc.
5.625%, 6/15/16	100,000	115,473
5.500%, 2/1/18	170,000	203,005
5.800%, 2/15/19	500,000	613,660
3.875%, 8/15/21	300,000	333,083
2.625%, 12/1/22	250,000	250,725
Atmos Energy Corp.
8.500%, 3/15/19	150,000	201,098
Autodesk, Inc.
1.950%, 12/15/17	75,000	74,876
AutoZone, Inc.
4.000%, 11/15/20	250,000	270,394
Baltimore Gas & Electric Co.
5.900%, 10/1/16	250,000	288,313
Bank of America Corp.
7.375%, 5/15/14	200,000	216,803
4.750%, 8/1/15	300,000	324,477
5.250%, 12/1/15	100,000	107,134
3.750%, 7/12/16	150,000	160,081
5.625%, 10/14/16	300,000	338,596
5.650%, 5/1/18	1,040,000	1,209,135
7.625%, 6/1/19	500,000	640,983
5.625%, 7/1/20	500,000	590,602
Bank of New York Mellon Corp.
4.300%, 5/15/14	100,000	105,341
4.150%, 2/1/21	300,000	336,976
Baxter International, Inc.
4.625%, 3/15/15	100,000	108,725
5.375%, 6/1/18	300,000	359,964
BB&T Corp.
3.200%, 3/15/16	500,000	533,031

Beam, Inc.
5.375%, 1/15/16	$72,000	$80,349
Bear Stearns Cos. LLC
5.700%, 11/15/14	200,000	217,298
5.300%, 10/30/15	100,000	111,038
4.650%, 7/2/18	200,000	227,416
BellSouth Corp.
5.200%, 9/15/14	50,000	53,573
Berkshire Hathaway Finance Corp.
4.850%, 1/15/15	530,000	574,363
3.000%, 5/15/22	250,000	259,197
Boeing Capital Corp.
2.900%, 8/15/18	250,000	269,087
Boeing Co.
5.000%, 3/15/14	175,000	184,246
Boston Properties LP
5.000%, 6/1/15	340,000	370,919
5.625%, 11/15/20	265,000	312,478
Boston Scientific Corp.
4.500%, 1/15/15	200,000	212,904
Bottling Group LLC
6.950%, 3/15/14	500,000	537,479
Bristol-Myers Squibb Co.
2.000%, 8/1/22	250,000	241,365
Bunge Ltd. Finance Corp.
4.100%, 3/15/16	400,000	428,433
Burlington Northern Santa Fe LLC
5.750%, 3/15/18	200,000	241,701
3.050%, 3/15/22	250,000	258,001
Capital One Bank USA N.A.
8.800%, 7/15/19	250,000	336,731
Capital One Financial Corp.
7.375%, 5/23/14	300,000	326,611
2.125%, 7/15/14	125,000	127,189
Cardinal Health, Inc.
3.200%, 6/15/22	200,000	206,231
Caterpillar Financial Services Corp.
6.125%, 2/17/14	250,000	265,683
1.650%, 4/1/14	200,000	202,768
1.375%, 5/20/14	200,000	202,247
5.500%, 3/15/16	200,000	228,919
7.150%, 2/15/19	160,000	208,845
Caterpillar, Inc.
1.375%, 5/27/14	200,000	202,138
2.600%, 6/26/22	150,000	151,052
CBS Corp.
5.750%, 4/15/20	250,000	299,438
Celgene Corp.
3.950%, 10/15/20	50,000	54,468
Cellco Partnership/Verizon Wireless Capital LLC
8.500%, 11/15/18	250,000	343,618
CenterPoint Energy Resources Corp.
4.500%, 1/15/21	172,000	194,517
CenturyLink, Inc.
Series R 5.150%, 6/15/17	150,000	160,689
Series T 5.800%, 3/15/22	150,000	156,782
CF Industries, Inc.
7.125%, 5/1/20	150,000	187,995
Charles Schwab Corp.
3.225%, 9/1/22§	500,000	498,563

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)

Chubb Corp.
6.375%, 3/29/67 (l)	$100,000	$109,000
Cigna Corp.
4.500%, 3/15/21	250,000	280,049
Cintas Corp. No. 2
2.850%, 6/1/16	300,000	314,903
Cisco Systems, Inc.
1.625%, 3/14/14	250,000	253,871
4.450%, 1/15/20	500,000	588,245
Citigroup, Inc.
5.500%, 10/15/14	500,000	537,163
4.587%, 12/15/15	350,000	380,547
5.300%, 1/7/16	250,000	277,331
5.850%, 8/2/16	200,000	228,312
6.125%, 11/21/17	500,000	594,547
8.500%, 5/22/19	500,000	671,864
5.375%, 8/9/20	100,000	117,907
Cleveland Electric Illuminating Co.
5.700%, 4/1/17	400,000	458,193
Cliffs Natural Resources, Inc.
4.875%, 4/1/21	150,000	148,783
CNA Financial Corp.
5.875%, 8/15/20	150,000	177,178
Coca-Cola Co.
1.800%, 9/1/16	200,000	206,788
3.150%, 11/15/20	450,000	489,841
Colgate-Palmolive Co.
1.250%, 5/1/14	400,000	404,298
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	100,000	151,182
Comcast Corp.
6.500%, 1/15/17	200,000	239,677
5.150%, 3/1/20	250,000	298,028
Comerica, Inc.
4.800%, 5/1/15	100,000	106,979
Commonwealth Edison Co.
3.400%, 9/1/21	400,000	432,291
ConocoPhillips Co.
2.400%, 12/15/22	250,000	248,431
Consolidated Edison Co. of New York, Inc.
Series 8-A 5.850%, 4/1/18	350,000	428,064
Consumers Energy Co.
6.700%, 9/15/19	250,000	326,297
Corning, Inc.
4.250%, 8/15/20	150,000	167,346
Costco Wholesale Corp.
5.500%, 3/15/17	100,000	117,964
COX Communications, Inc.
5.450%, 12/15/14	63,000	68,673
Credit Suisse USA, Inc.
5.125%, 1/15/14	100,000	104,564
5.850%, 8/16/16	200,000	229,096
CRH America, Inc.
6.000%, 9/30/16	300,000	338,094
CSX Corp.
7.375%, 2/1/19	260,000	330,428
CVS Caremark Corp.
5.750%, 6/1/17	220,000	262,526
Danaher Corp.
2.300%, 6/23/16	250,000	261,821
3.900%, 6/23/21	100,000	112,505

Deere & Co.
4.375%, 10/16/19	$350,000	$405,719
2.600%, 6/8/22	100,000	101,295
Dell, Inc.
2.100%, 4/1/14	250,000	254,352
5.875%, 6/15/19	50,000	58,303
Deutsche Bank Financial LLC
5.375%, 3/2/15	100,000	105,966
Devon Energy Corp.
4.000%, 7/15/21	300,000	333,219
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.125%, 2/15/16	100,000	105,283
4.600%, 2/15/21	500,000	548,343
Discover Bank/Delaware
7.000%, 4/15/20	250,000	309,062
Discovery Communications LLC
5.050%, 6/1/20	100,000	116,191
4.375%, 6/15/21	100,000	111,356
Dominion Resources, Inc.
8.875%, 1/15/19	387,000	530,959
Dover Corp.
4.300%, 3/1/21	250,000	287,090
Dow Chemical Co.
7.600%, 5/15/14	107,000	116,716
8.550%, 5/15/19	300,000	404,158
4.250%, 11/15/20	250,000	277,186
Dr. Pepper Snapple Group, Inc.
2.900%, 1/15/16	150,000	158,439
DTE Energy Co.
6.350%, 6/1/16	90,000	104,169
Duke Energy Corp.
5.050%, 9/15/19	435,000	507,515
Duke Energy Indiana, Inc.
3.750%, 7/15/20	100,000	110,737
Duke Realty LP
5.950%, 2/15/17	500,000	571,917
E.I. du Pont de Nemours & Co.
5.250%, 12/15/16	150,000	173,807
6.000%, 7/15/18	750,000	925,783
Eastman Chemical Co.
3.600%, 8/15/22	200,000	209,006
Eaton Corp.
2.750%, 11/2/22§	250,000	250,281
eBay, Inc.
3.250%, 10/15/20	100,000	108,490
Ecolab, Inc.
4.350%, 12/8/21	250,000	278,885
Edison International
3.750%, 9/15/17	50,000	54,243
El Paso Pipeline Partners Operating Co. LLC
6.500%, 4/1/20	200,000	243,000
Eli Lilly and Co.
5.200%, 3/15/17	100,000	116,671
Energy Transfer Partners LP
4.650%, 6/1/21	400,000	441,895
Entergy Corp.
5.125%, 9/15/20	300,000	325,771
Enterprise Products Operating LLC
5.600%, 10/15/14	920,000	995,279
EOG Resources, Inc.
5.625%, 6/1/19	75,000	92,270
4.100%, 2/1/21	200,000	228,852

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)

EQT Corp.
4.875%, 11/15/21	$250,000	$268,018
ERP Operating LP
5.250%, 9/15/14	255,000	273,614
Expedia, Inc.
5.950%, 8/15/20	150,000	166,500
Express Scripts Holding Co.
3.125%, 5/15/16	500,000	526,778
3.900%, 2/15/22§	250,000	266,889
Federal Farm Credit Bank
4.875%, 1/17/17	1,020,000	1,190,937
Federal Home Loan Bank
5.250%, 6/5/17	3,500,000	4,171,471
Federal Home Loan Mortgage Corp.
4.500%, 1/15/14	10,100,000	10,546,043
2.000%, 8/25/16	2,080,000	2,186,565
5.125%, 11/17/17	1,530,000	1,844,151
2.375%, 1/13/22	3,000,000	3,133,512
Federal National Mortgage Association
3.000%, 9/16/14	2,330,000	2,437,424
4.625%, 10/15/14	1,000,000	1,077,422
2.625%, 11/20/14	5,000,000	5,216,213
0.750%, 12/19/14	4,400,000	4,436,723
0.375%, 3/16/15	1,000,000	1,000,699
0.500%, 7/2/15	1,750,000	1,754,907
5.375%, 6/12/17	1,300,000	1,563,220
FedEx Corp.
2.625%, 8/1/22	50,000	49,867
Fifth Third Bancorp
3.625%, 1/25/16	400,000	427,870
Financing Corp. Fico
9.800%, 4/6/18	400,000	574,812
Fiserv, Inc.
4.750%, 6/15/21	150,000	166,438
Ford Motor Credit Co. LLC
2.750%, 5/15/15	350,000	356,811
2.500%, 1/15/16	250,000	252,187
4.250%, 2/3/17	500,000	534,400
3.000%, 6/12/17	200,000	205,048
5.875%, 8/2/21	350,000	404,250
Freeport-McMoRan Copper & Gold, Inc.
3.550%, 3/1/22	250,000	248,345
Gap, Inc.
5.950%, 4/12/21	150,000	171,494
General Dynamics Corp.
3.875%, 7/15/21	100,000	112,383
2.250%, 11/15/22	150,000	146,705
General Electric Capital Corp.
5.900%, 5/13/14	750,000	803,724
4.875%, 3/4/15	300,000	326,226
2.250%, 11/9/15	250,000	257,812
5.000%, 1/8/16	100,000	111,250
5.400%, 2/15/17	300,000	347,369
5.625%, 9/15/17	100,000	118,130
5.300%, 2/11/21	700,000	814,195
6.375%, 11/15/67 (l)	575,000	605,187
General Electric Co.
5.250%, 12/6/17	200,000	235,050
2.700%, 10/9/22	200,000	202,908
General Mills, Inc.
5.650%, 2/15/19	250,000	306,697

Genworth Financial, Inc.
7.200%, 2/15/21	$250,000	$260,508
Georgia Power Co.
3.000%, 4/15/16	250,000	267,589
Gilead Sciences, Inc.
4.400%, 12/1/21	300,000	341,580
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18	250,000	304,179
Goldman Sachs Group, Inc.
5.125%, 1/15/15	400,000	430,474
5.750%, 10/1/16	600,000	683,193
5.625%, 1/15/17	550,000	603,652
6.150%, 4/1/18	750,000	885,912
6.000%, 6/15/20	500,000	592,267
Google, Inc.
2.125%, 5/19/16	200,000	209,172
Great Plains Energy, Inc.
4.850%, 6/1/21	100,000	109,794
GTE Corp.
6.840%, 4/15/18	100,000	125,535
Halliburton Co.
3.250%, 11/15/21	400,000	429,834
Hartford Financial Services Group, Inc.
5.500%, 3/30/20	150,000	174,712
HCP, Inc.
3.750%, 2/1/16	100,000	106,147
6.000%, 1/30/17	255,000	294,477
2.625%, 2/1/20	250,000	249,045
Health Care REIT, Inc.
3.625%, 3/15/16	100,000	105,926
4.700%, 9/15/17	500,000	556,078
Hewlett-Packard Co.
6.125%, 3/1/14	500,000	526,546
2.350%, 3/15/15	500,000	501,651
5.500%, 3/1/18	600,000	647,676
Hillshire Brands Co.
2.750%, 9/15/15	250,000	257,877
Historic TW, Inc.
6.875%, 6/15/18	100,000	125,835
Home Depot, Inc.
5.250%, 12/16/13	100,000	104,620
5.400%, 3/1/16	500,000	570,971
Honeywell International, Inc.
5.400%, 3/15/16	400,000	457,124
5.300%, 3/1/18	170,000	203,016
Hospitality Properties Trust
6.300%, 6/15/16	257,000	286,506
HSBC Bank USA/New York
4.625%, 4/1/14	100,000	104,529
HSBC Finance Corp.
5.500%, 1/19/16	350,000	391,242
6.676%, 1/15/21	222,000	265,443
Ingram Micro, Inc.
5.250%, 9/1/17	100,000	108,633
Intel Corp.
3.300%, 10/1/21	250,000	264,823
2.700%, 12/15/22	200,000	197,508
International Business Machines Corp.
1.250%, 5/12/14	200,000	202,043
5.700%, 9/14/17	800,000	964,639

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount		Value (Note 1)

International Paper Co.
7.500%, 8/15/21		$250,000	$328,263
4.750%, 2/15/22		150,000	169,958
Iron Mountain, Inc.
6.750%, 10/15/18	EUR	503,000	673,894
Jefferies Group, Inc.
5.125%, 4/13/18		$200,000	210,332
Johnson & Johnson
1.200%, 5/15/14		800,000	809,861
Johnson Controls, Inc.
1.750%, 3/1/14		400,000	404,702
JPMorgan Chase & Co.
2.050%, 1/24/14		300,000	304,848
4.750%, 3/1/15		100,000	108,084
5.150%, 10/1/15		300,000	331,873
6.000%, 1/15/18		1,000,000	1,204,317
4.250%, 10/15/20		1,000,000	1,107,938
3.250%, 9/23/22		800,000	825,190
JPMorgan Chase Bank N.A.
6.000%, 10/1/17		300,000	355,493
Juniper Networks, Inc.
4.600%, 3/15/21		100,000	108,070
Kellogg Co.
4.000%, 12/15/20		250,000	278,874
KeyBank N.A./Ohio
5.800%, 7/1/14		100,000	107,216
KeyCorp
5.100%, 3/24/21		200,000	233,393
Kimberly-Clark Corp.
4.875%, 8/15/15		600,000	667,423
Kinder Morgan Energy Partners LP
6.850%, 2/15/20		400,000	503,435
Kraft Foods Group, Inc.
5.375%, 2/10/20§		261,000	315,927
Kroger Co.
6.150%, 1/15/20		250,000	304,441
L-3 Communications Corp.
3.950%, 11/15/16		150,000	162,480
4.950%, 2/15/21		150,000	169,250
LG&E and KU Energy LLC
3.750%, 11/15/20		200,000	210,215
Liberty Property LP
4.125%, 6/15/22		150,000	158,430
Life Technologies Corp.
5.000%, 1/15/21		200,000	226,143
Lincoln National Corp.
4.850%, 6/24/21		150,000	168,498
Lockheed Martin Corp.
4.250%, 11/15/19		300,000	339,352
Lorillard Tobacco Co.
6.875%, 5/1/20		100,000	121,525
Lowe’s Cos., Inc.
5.400%, 10/15/16		150,000	174,249
Lubrizol Corp.
5.500%, 10/1/14		100,000	108,481
Macy’s Retail Holdings, Inc.
5.750%, 7/15/14		300,000	321,000
Marathon Oil Corp.
2.800%, 11/1/22		200,000	201,111
Marathon Petroleum Corp.
5.125%, 3/1/21		250,000	293,971

Marsh & McLennan Cos., Inc.
9.250%, 4/15/19		$205,000	$276,922
McDonald’s Corp.
5.350%, 3/1/18		200,000	240,643
McKesson Corp.
3.250%, 3/1/16		350,000	374,938
Medco Health Solutions, Inc.
7.125%, 3/15/18		100,000	124,631
4.125%, 9/15/20		200,000	219,028
Medtronic, Inc.
4.450%, 3/15/20		250,000	289,963
Mellon Funding Corp.
5.000%, 12/1/14		100,000	107,779
Merck & Co., Inc.
4.750%, 3/1/15		300,000	327,093
Merrill Lynch & Co., Inc.
6.400%, 8/28/17		650,000	767,275
MetLife, Inc.
5.500%, 6/15/14		100,000	107,196
4.750%, 2/8/21		200,000	232,366
Series A
6.817%, 8/15/18		180,000	226,305
Metropolitan Edison Co.
4.875%, 4/1/14		100,000	104,799
Microsoft Corp.
2.950%, 6/1/14		335,000	347,282
3.000%, 10/1/20		150,000	163,386
MidAmerican Energy Holdings Co.
5.750%, 4/1/18		150,000	181,026
Mondelez International, Inc.
5.375%, 2/10/20		239,000	289,472
Moody’s Corp.
4.500%, 9/1/22		50,000	53,661
Morgan Stanley
4.750%, 4/1/14		400,000	413,931
3.800%, 4/29/16		150,000	156,981
4.750%, 3/22/17		250,000	272,117
6.625%, 4/1/18		600,000	701,999
7.300%, 5/13/19		750,000	915,903
5.750%, 1/25/21		500,000	571,515
Motorola Solutions, Inc.
3.750%, 5/15/22		150,000	153,620
Murphy Oil Corp.
3.700%, 12/1/22		200,000	200,652
Murray Street Investment Trust I
4.647%, 3/9/17 (e)		250,000	271,029
Nabors Industries, Inc.
4.625%, 9/15/21		250,000	269,702
NASDAQ OMX Group, Inc.
5.550%, 1/15/20		200,000	218,745
National Oilwell Varco, Inc.
2.600%, 12/1/22		300,000	304,442
National Rural Utilities Cooperative Finance Corp.
4.750%, 3/1/14		200,000	209,601
5.450%, 4/10/17		200,000	234,482
NBCUniversal Media LLC
4.375%, 4/1/21		400,000	449,030
2.875%, 1/15/23		250,000	250,331
Newell Rubbermaid, Inc.
4.700%, 8/15/20		100,000	110,809

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount		Value (Note 1)

Newmont Mining Corp.
3.500%, 3/15/22		$250,000	$258,038
News America, Inc.
5.650%, 8/15/20		150,000	182,236
NextEra Energy Capital Holdings, Inc.
7.875%, 12/15/15		150,000	178,762
Noble Energy, Inc.
4.150%, 12/15/21		250,000	274,691
Nordstrom, Inc.
6.750%, 6/1/14		250,000	271,164
Norfolk Southern Corp.
5.900%, 6/15/19		275,000	335,011
Northrop Grumman Corp.
3.500%, 3/15/21		50,000	53,511
Novartis Capital Corp.
4.125%, 2/10/14		50,000	52,021
Occidental Petroleum Corp.
4.125%, 6/1/16		400,000	443,984
Omnicom Group, Inc.
5.900%, 4/15/16		100,000	114,014
4.450%, 8/15/20		100,000	110,914
3.625%, 5/1/22		50,000	51,901
Oncor Electric Delivery Co. LLC
6.375%, 1/15/15		300,000	330,536
ONEOK Partners LP
8.625%, 3/1/19		250,000	333,085
ONEOK, Inc.
4.250%, 2/1/22		250,000	272,262
Oracle Corp.
3.750%, 7/8/14		250,000	262,213
5.750%, 4/15/18		500,000	607,167
2.500%, 10/15/22		200,000	200,831
Pacific Gas & Electric Co.
4.800%, 3/1/14		300,000	314,507
8.250%, 10/15/18		100,000	136,809
3.500%, 10/1/20		150,000	165,319
Pemex Project Funding Master Trust
5.750%, 3/1/18		950,000	1,106,750
PepsiCo, Inc.
5.000%, 6/1/18		250,000	296,546
7.900%, 11/1/18		50,000	67,607
3.125%, 11/1/20		400,000	429,579
Pfizer, Inc.
4.750%, 6/3/16	EUR	1,350,000	2,018,124
4.650%, 3/1/18		$100,000	116,360
6.200%, 3/15/19		250,000	315,670
Philip Morris International, Inc.
5.650%, 5/16/18		200,000	242,719
Phillips 66
2.950%, 5/1/17§		150,000	156,973
Pitney Bowes, Inc.
4.750%, 1/15/16		100,000	103,000
4.750%, 5/15/18		100,000	103,500
Plains All American Pipeline LP/Plains All American Finance Corp.
6.500%, 5/1/18		210,000	261,125
PNC Funding Corp.
3.625%, 2/8/15		100,000	105,854
5.250%, 11/15/15		200,000	223,334
5.125%, 2/8/20		500,000	594,107
PPL Capital Funding, Inc.
4.200%, 6/15/22		125,000	134,431

Precision Castparts Corp.
2.500%, 1/15/23		$100,000	$100,623
Pride International, Inc.
8.500%, 6/15/19		200,000	266,535
Procter & Gamble Co.
4.850%, 12/15/15		100,000	112,098
4.700%, 2/15/19		350,000	413,368
Progress Energy, Inc.
4.400%, 1/15/21		250,000	278,531
Progressive Corp.
3.750%, 8/23/21		150,000	165,151
ProLogis LP
4.500%, 8/15/17		100,000	108,518
6.875%, 3/15/20		250,000	302,455
Prudential Financial, Inc.
5.100%, 9/20/14		200,000	214,130
7.375%, 6/15/19		400,000	510,365
PSEG Power LLC
5.500%, 12/1/15		225,000	250,417
Quest Diagnostics, Inc.
3.200%, 4/1/16		500,000	527,619
Raytheon Co.
3.125%, 10/15/20		250,000	265,616
Realty Income Corp.
3.250%, 10/15/22		150,000	146,331
Republic Services, Inc.
5.250%, 11/15/21		250,000	294,868
Reynolds American, Inc.
3.250%, 11/1/22		150,000	150,328
Roper Industries, Inc.
3.125%, 11/15/22		200,000	201,055
Rowan Cos., Inc.
4.875%, 6/1/22		75,000	81,412
Ryder System, Inc.
3.500%, 6/1/17		200,000	212,888
Safeway, Inc.
5.000%, 8/15/19		115,000	123,611
3.950%, 8/15/20		50,000	50,014
Sempra Energy
2.000%, 3/15/14		1,000,000	1,015,528
Simon Property Group LP
6.100%, 5/1/16		120,000	138,544
5.650%, 2/1/20		500,000	602,793
SLM Corp.
5.375%, 5/15/14		100,000	104,250
8.450%, 6/15/18		500,000	580,000
Southern California Edison Co.
3.875%, 6/1/21		50,000	56,530
Southwest Airlines Co.
5.125%, 3/1/17		100,000	111,029
Southwestern Electric Power Co.
6.450%, 1/15/19		150,000	181,659
Southwestern Energy Co.
4.100%, 3/15/22§		250,000	266,841
Stanley Black & Decker, Inc.
2.900%, 11/1/22		150,000	151,086
Staples, Inc.
9.750%, 1/15/14		250,000	271,734
State of California
3.950%, 11/1/15		250,000	269,545
State of Illinois
5.365%, 3/1/17		500,000	560,560
5.877%, 3/1/19		100,000	115,113

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)

State of Massachusetts
4.200%, 12/1/21	$250,000	$284,870
State Street Bank and Trust Co.
5.300%, 1/15/16	100,000	113,286
State Street Corp.
4.375%, 3/7/21	200,000	232,031
SunTrust Banks, Inc.
3.600%, 4/15/16	150,000	159,311
3.500%, 1/20/17	250,000	268,462
Target Corp.
6.000%, 1/15/18	250,000	307,733
Tennessee Valley Authority
5.500%, 7/18/17	1,800,000	2,175,697
4.500%, 4/1/18	250,000	295,284
Series E
6.250%, 12/15/17	100,000	125,805
Texas Instruments, Inc.
1.375%, 5/15/14	300,000	303,630
Thermo Fisher Scientific, Inc.
3.600%, 8/15/21	425,000	448,932
Time Warner Cable, Inc.
8.250%, 4/1/19	720,000	965,397
Time Warner, Inc.
4.700%, 1/15/21	500,000	572,219
Toyota Motor Credit Corp.
2.800%, 1/11/16	500,000	529,645
3.300%, 1/12/22	250,000	271,082
Travelers Cos., Inc.
5.750%, 12/15/17	300,000	363,244
Tyson Foods, Inc.
4.500%, 6/15/22	200,000	216,500
U.S. Bank N.A./Ohio
6.300%, 2/4/14	750,000	795,325
4.950%, 10/30/14	100,000	107,739
4.800%, 4/15/15	100,000	109,568
U.S. Treasury Bonds
8.500%, 2/15/20	300,000	451,559
U.S. Treasury Notes
1.000%, 1/15/14	6,000,000	6,050,156
0.250%, 3/31/14	7,000,000	7,003,282
1.875%, 4/30/14	2,345,000	2,396,389
0.250%, 5/31/14	5,000,000	5,002,265
0.625%, 7/15/14	12,000,000	12,073,594
0.250%, 8/31/14	2,000,000	2,000,547
2.375%, 8/31/14	3,788,000	3,922,015
0.250%, 9/15/14	10,500,000	10,502,461
0.250%, 10/31/14	8,000,000	8,001,687
2.375%, 10/31/14	4,725,000	4,906,931
2.125%, 11/30/14	5,000,000	5,177,344
0.250%, 2/15/15	3,700,000	3,698,295
4.000%, 2/15/15	600,000	647,072
2.500%, 4/30/15	5,590,000	5,874,741
0.250%, 5/15/15	3,000,000	2,996,157
4.125%, 5/15/15	2,200,000	2,397,759
1.875%, 6/30/15	3,000,000	3,116,320
1.750%, 7/31/15	12,910,000	13,381,316
0.250%, 8/15/15	7,000,000	6,987,476
1.250%, 9/30/15	3,500,000	3,587,363
1.250%, 10/31/15	8,000,000	8,202,938
0.375%, 11/15/15	3,000,000	3,002,742
2.125%, 12/31/15	7,000,000	7,365,914

2.625%, 4/30/16	$3,095,000	$3,319,508
5.125%, 5/15/16	8,620,000	9,966,875
1.750%, 5/31/16	7,720,000	8,063,962
1.500%, 6/30/16	6,000,000	6,219,235
4.875%, 8/15/16	1,400,000	1,620,511
1.000%, 8/31/16	4,500,000	4,585,851
0.875%, 12/31/16	5,500,000	5,575,453
3.250%, 3/31/17	1,080,000	1,200,994
0.875%, 4/30/17	4,000,000	4,049,219
4.500%, 5/15/17	4,300,000	5,022,165
0.625%, 5/31/17	2,700,000	2,704,409
2.750%, 5/31/17	3,000,000	3,279,867
2.500%, 6/30/17	5,290,000	5,730,971
4.750%, 8/15/17	7,390,000	8,774,412
0.625%, 8/31/17	4,500,000	4,495,957
1.875%, 8/31/17	4,320,000	4,562,663
1.875%, 9/30/17	5,700,000	6,018,844
0.750%, 10/31/17	3,000,000	3,009,844
1.875%, 10/31/17	2,900,000	3,063,351
4.250%, 11/15/17	2,830,000	3,313,687
0.750%, 12/31/17	6,500,000	6,511,172
2.750%, 12/31/17	5,720,000	6,293,743
2.750%, 2/28/18	2,500,000	2,753,906
2.750%, 2/15/19	1,100,000	1,217,984
1.375%, 2/28/19	1,300,000	1,332,104
3.625%, 8/15/19	2,245,000	2,614,145
3.375%, 11/15/19	3,910,000	4,495,461
3.625%, 2/15/20	7,390,000	8,633,714
3.500%, 5/15/20	5,670,000	6,582,870
2.625%, 8/15/20	5,400,000	5,929,959
2.625%, 11/15/20	6,320,000	6,935,854
3.625%, 2/15/21	5,030,000	5,904,277
3.125%, 5/15/21	3,850,000	4,365,900
2.125%, 8/15/21	500,000	525,625
2.000%, 11/15/21	5,250,000	5,448,803
2.000%, 2/15/22	1,300,000	1,344,362
1.750%, 5/15/22	1,500,000	1,512,984
1.625%, 8/15/22	4,000,000	3,973,688
Unilever Capital Corp.
2.750%, 2/10/16	400,000	424,681
Union Pacific Corp.
5.700%, 8/15/18	250,000	302,202
United Parcel Service, Inc.
3.125%, 1/15/21	200,000	215,030
United Technologies Corp.
4.875%, 5/1/15	50,000	54,876
6.125%, 2/1/19	287,000	357,277
3.100%, 6/1/22	150,000	158,846
UnitedHealth Group, Inc.
5.375%, 3/15/16	200,000	228,678
6.000%, 2/15/18	150,000	183,531
URS Corp.
3.850%, 4/1/17§	150,000	153,389
Valero Energy Corp.
6.125%, 2/1/20	150,000	182,272
Ventas Realty LP/Ventas Capital Corp.
4.250%, 3/1/22	100,000	106,676
Verizon Communications, Inc.
1.950%, 3/28/14	300,000	305,124
5.500%, 2/15/18	250,000	300,338
8.750%, 11/1/18	389,000	539,862
2.450%, 11/1/22	250,000	250,939

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)

Viacom, Inc.
1.250%, 2/27/15	$250,000	$251,809
3.500%, 4/1/17	250,000	270,965
3.875%, 12/15/21	200,000	218,080
Virginia Electric & Power Co. Series A
5.400%, 1/15/16	100,000	114,008
Wachovia Corp.
4.875%, 2/15/14	100,000	104,785
5.750%, 6/15/17	500,000	595,865
Walgreen Co.
3.100%, 9/15/22	50,000	50,295
Wal-Mart Stores, Inc.
3.625%, 7/8/20	300,000	333,643
3.250%, 10/25/20	300,000	325,695
Walt Disney Co.
3.750%, 6/1/21	50,000	56,421
Waste Management, Inc.
7.375%, 3/11/19	83,000	105,425
Watson Pharmaceuticals, Inc.
3.250%, 10/1/22	200,000	204,504
WellPoint, Inc.
5.250%, 1/15/16	500,000	558,503
Wells Fargo & Co.
5.125%, 9/15/16	100,000	112,035
5.625%, 12/11/17	700,000	835,269
3.500%, 3/8/22	150,000	159,040
Western Union Co.
5.930%, 10/1/16	100,000	109,734
Williams Partners LP
4.125%, 11/15/20	400,000	430,260
Wisconsin Electric Power Co.
2.950%, 9/15/21	200,000	213,081
Wyeth LLC
5.500%, 2/1/14	50,000	52,734
Wyndham Worldwide Corp.
4.250%, 3/1/22	150,000	154,875
Xcel Energy, Inc.
4.700%, 5/15/20	250,000	293,059
Xerox Corp.
4.250%, 2/15/15	500,000	525,480
2.950%, 3/15/17	250,000	255,173
6.350%, 5/15/18	100,000	115,611
Yum! Brands, Inc.
3.875%, 11/1/20	200,000	218,467

Total United States		470,083,666

Total Investments (98.7%) (Cost $715,557,258)		760,346,545
Other Assets Less Liabilities (1.3%)		9,730,315

Net Assets (100%)		$770,076,860

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2012, the market value of these securities amounted to $13,781,321 or 1.8% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2012. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2012.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2012, the market value of these securities amounted to $12,573,799 or 1.6% of net assets.

Glossary:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
HUF	— Hungary Forint
JPY	— Japanese Yen
KRW	— Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
SEK	— Swedish Krona
THB	— Thailand Baht
ZAR	— South African Rand

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

At December 31, 2012 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Buy Currency vs. Sell Currency	Counterparty	Local Contract Buy Amount (000’s)	Local Contract Sell Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Czech Republic Koruna vs. U.S. Dollar, expiring 2/14/13	JPMorgan Chase Bank	136,300	7,064	$7,173,261	$7,064,006	$109,255
Canadian Dollar vs. U.S. Dollar, expiring 3/4/13	JPMorgan Chase Bank	1,000	1,008	1,004,067	1,008,257	(4,190)
Canadian Dollar vs. U.S. Dollar, expiring 3/4/13	JPMorgan Chase Bank	2,340	2,368	2,349,516	2,368,057	(18,541)
Canadian Dollar vs. U.S. Dollar, expiring 3/4/13	JPMorgan Chase Bank	3,460	3,497	3,474,070	3,496,659	(22,589)
U.S. Dollar vs. Czech Republic Koruna, expiring 2/14/13	JPMorgan Chase Bank	6,843	136,300	7,173,261	6,843,297	(329,964)
U.S. Dollar vs. Poland Zloty, expiring 2/21/13	JPMorgan Chase Bank	7,006	23,000	7,392,934	7,005,894	(387,040)
U.S. Dollar vs. Poland Zloty, expiring 2/21/13	JPMorgan Chase Bank	4,083	13,000	4,178,615	4,083,273	(95,342)
U.S. Dollar vs. South African Rand, expiring 1/31/13	JPMorgan Chase Bank	4,472	40,000	4,699,015	4,471,772	(227,243)
U.S. Dollar vs. British Pound, expiring 2/28/13	JPMorgan Chase Bank	3,209	2,000	3,248,360	3,208,550	(39,810)
U.S. Dollar vs. Canadian Dollar, expiring 3/4/13	JPMorgan Chase Bank	6,835	6,800	6,827,652	6,835,352	7,700
U.S. Dollar vs. European Union Euro, expiring 1/18/13	JPMorgan Chase Bank	4,708	3,600	4,752,459	4,708,225	(44,234)
U.S. Dollar vs. European Union Euro, expiring 1/18/13	JPMorgan Chase Bank	3,456	2,600	3,432,331	3,456,013	23,682
U.S. Dollar vs. Japanese Yen, expiring 2/7/13	JPMorgan Chase Bank	1,191	100,000	1,154,606	1,190,915	36,309
European Union Euro vs. Hungarian Forint, expiring 2/12/13#	JPMorgan Chase Bank	2,488	758,000	3,284,799	3,417,361	(132,562)
European Union Euro vs. Hungarian Forint, expiring 2/12/13#	JPMorgan Chase Bank	2,501	759,000	3,302,356	3,421,870	(119,514)
European Union Euro vs. U.S. Dollar, expiring 1/18/13	JPMorgan Chase Bank	14,900	19,392	19,669,898	19,392,201	277,697
European Union Euro vs. South African Rand, expiring 1/31/13#	JPMorgan Chase Bank	1,666	19,000	2,199,275	2,232,032	(32,757)
European Union Euro vs. Japanese Yen, expiring 3/28/13#	JPMorgan Chase Bank	8,869	985,000	11,714,985	11,377,325	337,660
Japanese Yen vs. U.S. Dollar, expiring 2/7/13	JPMorgan Chase Bank	1,096,600	13,673	12,661,405	13,673,487	(1,012,082)
Japanese Yen vs. U.S. Dollar, expiring 2/7/13	JPMorgan Chase Bank	536,500	6,498	6,194,459	6,497,690	(303,231)
Japanese Yen vs. European Union Euro, expiring 1/18/13#	JPMorgan Chase Bank	760,000	7,144	8,773,599	9,431,431	(657,832)
Japanese Yen vs. New Zealand Dollar, expiring 3/13/13#	JPMorgan Chase Bank	961,678	14,000	11,106,498	11,518,458	(411,960)
Japanese Yen vs. Australian Dollar, expiring 3/18/13#	JPMorgan Chase Bank	1,374,833	15,750	15,878,749	16,266,747	(387,998)

						$(3,434,586)

#	For cross-currency exchange contracts, the U.S. $ Current Value is the value at December 31, 2012 of the currency being purchased, and the U.S. $ Settlement Value is the value at December 31, 2012 of the currency being sold.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$12,491,920	$—	$12,491,920
Consumer Staples	—	20,070,297	—	20,070,297
Energy	—	17,071,381	—	17,071,381
Financials	—	81,777,319	—	81,777,319
Health Care	—	14,800,620	—	14,800,620
Industrials	—	15,185,573	—	15,185,573
Information Technology	—	8,825,578	—	8,825,578
Materials	—	9,963,796	—	9,963,796
Telecommunication Services	—	16,220,342	—	16,220,342
Utilities	—	18,990,414	—	18,990,414
Forward Currency Contracts	—	792,303	—	792,303
Government Securities
Foreign Governments	—	179,582,321	—	179,582,321
Municipal Bonds	—	1,230,088	—	1,230,088
Supranational	—	23,302,145	—	23,302,145
U.S. Government Agencies	—	41,134,099	—	41,134,099
U.S. Treasuries	—	299,700,652	—	299,700,652

Total Assets	$—	$761,138,848	$—	$761,138,848

Liabilities:
Forward Currency Contracts	$—	$(4,226,889)	$—	$(4,226,889)

Total Liabilities	$—	$(4,226,889)	$—	$(4,226,889)

Total	$—	$756,911,959	$—	$756,911,959

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	792,303
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$792,303

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(4,226,889)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(4,226,889)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(10,490,126)	—	(10,490,126)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(10,490,126)	$—	$(10,490,126)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(2,969,641)	—	(2,969,641)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(2,969,641)	$—	$(2,969,641)

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $156,754,000 for the year ended December 31, 2012.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$201,701,406
Long-term U.S. government debt securities	84,612,244

$286,313,650

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$389,200,116
Long-term U.S. government debt securities	180,036,994

$569,237,110

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$45,990,479
Aggregate gross unrealized depreciation	(1,218,939)

Net unrealized appreciation	$44,771,540

Federal income tax cost of investments	$715,575,005

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $715,557,258)	$760,346,545
Cash	8,580,007
Foreign cash (Cost $289,894)	286,796
Dividends, interest and other receivables	7,023,834
Receivable for securities sold	5,676,650
Unrealized appreciation on forward foreign currency contracts	792,303
Receivable from Separate Accounts for Trust shares sold	105,610
Other assets	2,485

Total assets	782,814,230

LIABILITIES
Payable for securities purchased	7,211,745
Unrealized depreciation on forward foreign currency contracts	4,226,889
Payable to Separate Accounts for Trust shares redeemed	548,182
Investment management fees payable	360,162
Distribution fees payable - Class IB	129,726
Administrative fees payable	106,485
Distribution fees payable - Class IA	4,535
Accrued expenses	149,646

Total liabilities	12,737,370

NET ASSETS	$770,076,860

Net assets were comprised of:
Paid in capital	$730,239,021
Accumulated undistributed net investment income (loss)	(4,268,157)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	2,704,777
Net unrealized appreciation (depreciation) on investments and foreign currency translations	41,401,219

Net assets	$770,076,860

Class IA
Net asset value, offering and redemption price per share, $21,324,923 / 2,159,149 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.88

Class IB
Net asset value, offering and redemption price per share, $610,175,367 / 61,937,325 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.85

Class K
Net asset value, offering and redemption price per share, $138,576,570 / 14,029,801 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.88

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Interest (net of $58,774 foreign withholding tax)	$22,203,322

EXPENSES
Investment management fees	4,343,797
Distribution fees - Class IB	1,554,081
Administrative fees	1,282,541
Custodian fees	98,000
Printing and mailing expenses	92,934
Professional fees	73,474
Distribution fees - Class IA	44,355
Trustees’ fees	25,635
Miscellaneous	92,277

Total expenses	7,607,094

NET INVESTMENT INCOME (LOSS)	14,596,228

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	16,772,308
Foreign currency transactions	(9,114,712)

Net realized gain (loss)	7,657,596

Change in unrealized appreciation (depreciation) on:
Securities	10,025,433
Foreign currency translations	(2,723,048)

Net change in unrealized appreciation (depreciation)	7,302,385

NET REALIZED AND UNREALIZED GAIN (LOSS)	14,959,981

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,556,209

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$14,596,228	$30,491,320
Net realized gain (loss) on investments and foreign currency transactions	7,657,596	41,045,437
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	7,302,385	(7,606,236)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	29,556,209	63,930,521

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(315,545)	(1,250,921)
Class IB	(8,793,790)	(20,497,187)
Class K†	(2,319,698)	(14,920,433)

	(11,429,033)	(36,668,541)

Distributions from net realized capital gains
Class IA	(803,872)	(69,528)
Class IB	(23,157,774)	(2,112,961)
Class K†	(5,162,042)	(1,451,340)

	(29,123,688)	(3,633,829)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(40,552,721)	(40,302,370)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 567,406 and 11,119,690 shares, respectively ]	5,752,006	113,464,600
Capital shares issued in reinvestment of dividends and distributions [ 112,434 and 129,335 shares, respectively ]	1,119,417	1,320,449
Capital shares repurchased [ (557,387) and (90,135,559) shares, respectively ]	(5,645,176)	(947,714,960	)(z)

Total Class IA transactions	1,226,247	(832,929,911)

Class IB
Capital shares sold [ 6,895,745 and 13,136,902 shares, respectively ]	69,740,998	134,115,664
Capital shares issued in reinvestment of dividends and distributions [ 3,217,225 and 2,263,516 shares, respectively ]	31,951,564	22,610,148
Capital shares repurchased [ (10,289,120) and (10,991,161) shares, respectively ]	(104,146,678)	(112,425,549)

Total Class IB transactions	(2,454,116)	44,300,263

Class K†
Capital shares sold [ 2,015,635 and 74,460,545 shares, respectively ]	20,432,696	786,539,601	(z)
Capital shares issued in reinvestment of dividends and distributions [ 751,348 and 1,636,618 shares, respectively ]	7,481,740	16,371,773
Capital shares repurchased [ (27,591,208) and (37,243,137) shares, respectively ]	(277,797,380)	(386,663,160)

Total Class K transactions	(249,882,944)	416,248,214

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(251,110,813)	(372,381,434)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(262,107,325)	(348,753,283)
NET ASSETS:
Beginning of year	1,032,184,185	1,380,937,468

End of year (a)	$770,076,860	$1,032,184,185

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(4,268,157)	$4,013,158

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/Global Bond PLUS Portfolio exchanged approximately 73,494,192 Class IA shares for approximately 73,494,192 Class K shares. This exchange amounted to approximately $776,446,517.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009		2008
Net asset value, beginning of year	$10.04	$9.97	$9.66	$9.56		$10.77

Income (loss) from investment operations:
Net investment income (loss)	0.19 (e)	0.21 (e)	0.28 (e)	0.34	(e)	0.44 (e)
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	0.18	0.27	0.34	(0.12)		0.32 †

Total from investment operations	0.37	0.48	0.62	0.22		0.76

Less distributions:
Dividends from net investment income	(0.15)	(0.37)	(0.31)	(0.08)		(1.97)
Distributions from net realized gains	(0.38)	(0.04)	—	(0.04)		—

Total dividends and distributions	(0.53)	(0.41)	(0.31)	(0.12)		(1.97)

Net asset value, end of year	$9.88	$10.04	$9.97	$9.66		$9.56

Total return	3.76%	4.78%	6.44%	2.27%		6.73%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$21,325	$20,439	$807,035	$708,202		$511,658
Ratio of expenses to average net assets	0.97%	0.74%	0.74%	0.80%		0.86%
Ratio of net investment income (loss) to average net assets	1.84%	2.05%	2.79%	3.58%		4.02%
Portfolio turnover rate	36%	86%	148%	159%		121%

	Year Ended December 31,
Class IB	2012	2011	2010	2009		2008
Net asset value, beginning of year	$10.01	$9.95	$9.63	$9.56		$10.76

Income (loss) from investment operations:
Net investment income (loss)	0.18 (e)	0.21 (e)	0.25 (e)	0.23	(e)	0.41 (e)
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	0.19	0.23	0.35	(0.04)		0.33 †

Total from investment operations	0.37	0.44	0.60	0.19		0.74

Less distributions:
Dividends from net investment income	(0.15)	(0.34)	(0.28)	(0.08)		(1.94)
Distributions from net realized gains	(0.38)	(0.04)	—	(0.04)		—

Total dividends and distributions	(0.53)	(0.38)	(0.28)	(0.12)		(1.94)

Net asset value, end of year	$9.85	$10.01	$9.95	$9.63		$9.56

Total return	3.72%	4.41%	6.28%	1.96%		6.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$610,175	$621,818	$573,902	$497,365		$493,198
Ratio of expenses to average net assets	1.01%	0.99%	0.99%	1.05	%(c)	1.11%
Ratio of net investment income (loss) to average net assets	1.80%	2.09%	2.55%	2.50%		3.73%
Portfolio turnover rate	36%	86%	148%	159%		121%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period .	$10.04	$10.53

Income (loss) from investment operations:
Net investment income (loss)	0.21 (e)	0.10 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.18	(0.19)

Total from investment operations	0.39	(0.09)

Less distributions:
Dividends from net investment income	(0.17)	(0.36)
Distributions from net realized gains	(0.38)	(0.04)

Total dividends and distributions	(0.55)	(0.40)

Net asset value, end of period	$9.88	$10.04

Total return (b)	3.97%	(0.86)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$138,577	$389,927
Ratio of expenses to average net assets (a)	0.76%	0.74%
Ratio of net investment income (loss) to average net assets (a)	2.05%	2.94%
Portfolio turnover rate	36%	86%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	16.99%	(5.89)%	14.05%
Portfolio – Class IB Shares	17.03	(6.05)	13.82
Portfolio – Class K Shares***	17.29	N/A	10.69
MSCI AC World (Net) Index	16.13	(1.16)	8.11
40% EuroSTOXX50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200	16.04	(4.14)	N/A
VMI – Global Blend	16.49	1.81	9.21
VMI – Global Proxy Blend	16.12	1.99	N/A
* Date of inception 8/20/97. ** Date of inception 10/2/02. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 16.99% for the year ended December 31, 2012. The Portfolio’s benchmarks, the MSCI AC World (Net) Index, returned 16.13%, the 40% EuroSTOXX50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200 returned 16.04%, the VMI — Global Blend returned 16.49% and the VMI — Global Proxy Blend returned 16.12% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in Taiwan and an underweight allocation to the country relative to the benchmark were among the primary contributors to performance during the year.

•	An overweight allocation to the Philippines and underweight allocation to Brazil benefited returns.

•	Relative gains came from stock selection in Indonesia, India, Mexico, Russia and South Africa.

•	An overweight to Turkey also contributed positively, as did an overweight to Thailand to a lesser extent.

What hurt performance during the year:

•	Stock selection in Korea was the chief detractor from Portfolio results for the year.

•

Stock selection in China and an underweight allocation to the country also detracted from performance. While the underweight to China had benefited the Portfolio for most of the year, the country’s sharp rally in the fourth quarter hurt performance for the full year.

Portfolio Positioning and Outlook — Morgan Stanley Investment Management, Inc.

At year-end 2012, we maintained the portfolio’s overweight to countries we believe are resilient or growing domestic demand, effective leadership and underpenetrated credit markets. We have long positioned the portfolio with the expectation that China cannot sustain either its gross domestic product (GDP) growth levels of the past decade or its historically high appetite for commodities. Over the course of 2012, we further decreased the portfolio’s exposure to China, owing to our concern about its slowing economy, the lack of focus on return on equity by much of the state-controlled equity market, and a rising overall debt burden driven primarily by state-owned enterprises and local governments. By contrast, we continued to favor countries where we believe policy reform, rising GDP per capita and productivity gains supported growth and stable company earnings. We generally favored and thus kept an overweight to those countries whose current account balances were benefiting from a decline from the peak cost of their energy import bills, such as Turkey and India. The portfolio was also overweight the Philippines, Indonesia and Thailand, and slightly above benchmark in South Korea at year end.

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2012	% of Net Assets
Financials	17.1%
Consumer Staples	10.1
Information Technology	10.0
Consumer Discretionary	9.1
Industrials	8.2
Energy	7.9
Health Care	7.5
Materials	5.7
Telecommunication Services	3.2
Utilities	2.3
Cash and Other	18.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,102.20	$6.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.13	6.07
Class IB
Actual	1,000.00	1,101.40	6.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.13	6.07
Class K
Actual	1,000.00	1,103.00	5.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.38	4.80

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.20%, 1.20% and 0.95%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (2.6%)
AGL Energy Ltd.	30,417	$488,458
ALS Ltd.	18,955	215,463
Alumina Ltd.	132,164	127,800
Amcor Ltd.	67,707	572,522
AMP Ltd.	163,049	828,764
APA Group	44,133	254,749
Asciano Ltd.	54,769	267,660
ASX Ltd.	9,832	320,766
Aurizon Holdings Ltd.	95,873	376,531
Australia & New Zealand Banking Group Ltd.	151,191	3,958,317
Bendigo and Adelaide Bank Ltd.	21,488	191,598
BGP Holdings plc*(b)†	796,081	—
BHP Billiton Ltd.	180,093	7,033,192
Boral Ltd.	43,933	202,080
Brambles Ltd.	87,212	694,045
Caltex Australia Ltd.	7,899	159,196
Centro Retail Australia (REIT)	72,578	171,836
CFS Retail Property Trust Group (REIT)	108,338	217,077
Coca-Cola Amatil Ltd.	31,970	449,479
Cochlear Ltd.	3,198	264,568
Commonwealth Bank of Australia	89,104	5,787,965
Computershare Ltd.	25,485	239,979
Crown Ltd.	22,992	256,127
CSL Ltd.	28,405	1,604,658
Dexus Property Group (REIT)	258,138	273,706
Echo Entertainment Group Ltd.	41,762	150,585
Flight Centre Ltd.	2,447	69,394
Fortescue Metals Group Ltd.	76,941	381,730
Goodman Group (REIT)	91,791	417,593
GPT Group (REIT)	81,277	314,067
Harvey Norman Holdings Ltd.	32,214	63,999
Iluka Resources Ltd.	23,503	227,762
Incitec Pivot Ltd.	91,448	310,761
Insurance Australia Group Ltd.	116,677	573,809
Leighton Holdings Ltd.	8,797	165,508
Lend Lease Group	30,507	297,213
Macquarie Group Ltd.	18,581	691,036
Metcash Ltd.	49,804	173,441
Mirvac Group (REIT)	191,879	299,011
National Australia Bank Ltd.	126,577	3,310,342
Newcrest Mining Ltd.	42,877	1,001,048
Orica Ltd.	20,480	538,553
Origin Energy Ltd.	60,930	745,642
OZ Minerals Ltd.	16,627	118,391
Qantas Airways Ltd.*	57,491	90,394
QBE Insurance Group Ltd.	66,475	760,847
Ramsay Health Care Ltd.	7,559	214,754
Rio Tinto Ltd.	24,439	1,701,050
Santos Ltd.	52,988	620,571
Sonic Healthcare Ltd.	20,742	289,641
SP AusNet	93,733	107,655
Stockland Corp., Ltd. (REIT)	124,066	457,406
Suncorp Group Ltd.	72,185	767,468
Sydney Airport	3,854	13,601
Tabcorp Holdings Ltd.	38,958	124,504
Tatts Group Ltd.	78,106	$245,924
Telstra Corp., Ltd.	244,289	1,112,860
Toll Holdings Ltd.	38,276	183,236
Transurban Group	73,655	467,792
Treasury Wine Estates Ltd.	32,786	161,461
Wesfarmers Ltd.	56,108	2,165,114
Westfield Group (REIT)	120,052	1,324,700
Westfield Retail Trust (REIT)	162,816	512,430
Westpac Banking Corp.	172,108	4,705,161
Whitehaven Coal Ltd.	23,874	88,281
Woodside Petroleum Ltd.	37,003	1,318,766
Woolworths Ltd.	68,805	2,102,963
WorleyParsons Ltd.	11,541	284,707

		54,627,707

Austria (0.1%)
Andritz AG	4,124	264,959
Erste Group Bank AG*	11,850	378,910
Immofinanz AG*	53,741	226,563
OMV AG	8,270	300,300
Raiffeisen Bank International AG	2,572	107,512
Telekom Austria AG	11,646	88,129
Verbund AG	3,524	87,275
Vienna Insurance Group AG Wiener Versicherung Gruppe	16,612	891,135
Voestalpine AG	6,335	232,948

		2,577,731

Belgium (0.3%)
Ageas	13,308	397,053
Anheuser-Busch InBev N.V.	44,826	3,917,280
Belgacom S.A.	8,693	256,239
Colruyt S.A.	4,140	205,556
Delhaize Group S.A.	5,696	228,154
Groupe Bruxelles Lambert S.A.	4,529	357,040
KBC Groep N.V.	13,590	473,035
Solvay S.A.	3,328	479,069
Telenet Group Holding N.V.	3,233	150,218
UCB S.A.	6,266	360,477
Umicore S.A.	6,337	349,428

		7,173,549

Bermuda (0.0%)
Nabors Industries Ltd.*	14,576	210,623

Brazil (1.8%)
Banco Bradesco S.A. (Preference)	291,900	5,083,784
BRF - Brasil Foods S.A.	385,854	8,119,387
Cia de Bebidas das Americas (Preference) (ADR)	164,300	6,898,957
Lojas Arapua S.A. (Preference)*(b)†	1,248,000	—
PDG Realty S.A. Empreendimentos e Participacoes	691,900	1,143,841
Petroleo Brasileiro S.A.	106,914	1,046,737
Petroleo Brasileiro S.A. (BM&FBOVESPA) (ADR)	122,700	2,388,969
Petroleo Brasileiro S.A. (New York Exchange) (ADR)	14,700	283,710

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Petroleo Brasileiro S.A. (Preference)	402,642	$3,895,162
Raia Drogasil S.A.	137,300	1,552,017
Ultrapar Participacoes S.A.	115,500	2,591,665
Vale S.A. (Preference)	12,156	247,321
Vale S.A. (New York Exchange) (Preference) (ADR)	1,100	22,330
Vale S.A. (Tradegate Exchange) (Preference) (ADR)	180,385	3,661,815
Vale S.A. (ADR)	36,600	767,136

		37,702,831

Chile (0.4%)
Empresa Nacional de Electricidad S.A.	1,161,897	1,895,473
S.A.C.I. Falabella	345,542	3,574,739
Sociedad Quimica y Minera de Chile S.A. (ADR)	61,500	3,544,860

		9,015,072

China (1.8%)
Bank of China Ltd., Class H	8,566,000	3,877,829
China Coal Energy Co., Ltd., Class H	721,000	806,130
China Construction Bank Corp., Class H	5,643,420	4,599,412
China Life Insurance Co., Ltd., Class H	1,137,000	3,750,001
China Pacific Insurance Group Co., Ltd., Class H	1,354,800	5,081,140
China Shenhua Energy Co., Ltd., Class H	277,500	1,238,016
CNOOC Ltd.	1,665,000	3,655,935
Daphne International Holdings Ltd.	338,000	468,214
Hengan International Group Co., Ltd.	75,000	677,882
Qihoo 360 Technology Co., Ltd. (ADR)*	43,367	1,287,566
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	1,101,100	2,120,014
Tencent Holdings Ltd.	201,600	6,561,053
Tingyi Cayman Islands Holding Corp.	408,000	1,136,111
Tsingtao Brewery Co., Ltd., Class H	406,000	2,407,447
Uni-President China Holdings Ltd.	461,000	490,406
Yangzijiang Shipbuilding Holdings Ltd.	100,497	79,619

		38,236,775

Colombia (0.2%)
Almacenes Exito S.A.	57,300	1,157,711
Cemex Latam Holdings S.A.*	199,744	1,286,410
Grupo de Inversiones Suramericana S.A.	64,000	1,379,060
Grupo de Inversiones Suramericana SA (Preference)	51,500	1,138,905

		4,962,086

Cyprus (0.1%)
Eurasia Drilling Co., Ltd. (GDR) (b)(m)	54,383	$1,952,008

Denmark (0.3%)
A. P. Moller - Maersk A/S, Class A	30	213,639
A. P. Moller - Maersk A/S, Class B	73	558,774
Carlsberg A/S, Class B	6,002	590,084
Coloplast A/S, Class B	6,395	313,422
Danske Bank A/S*	36,595	622,133
DSV A/S	10,880	283,710
Novo Nordisk A/S, Class B	22,731	3,712,423
Novozymes A/S, Class B	13,701	387,746
TDC A/S	28,518	202,099
Tryg A/S	1,280	96,777
William Demant Holding A/S*	1,401	120,237

		7,101,044

Finland (0.2%)
Elisa Oyj	7,658	171,126
Fortum Oyj	24,924	468,709
Kesko Oyj, Class B	3,763	123,344
Kone Oyj, Class B	8,736	646,879
Metso Oyj	7,300	318,008
Neste Oil Oyj	6,641	86,587
Nokia Oyj	210,101	826,243
Nokian Renkaat Oyj	6,228	250,606
Orion Oyj, Class B	5,670	166,651
Pohjola Bank plc, Class A	7,244	108,175
Sampo Oyj, Class A	23,514	760,358
Stora Enso Oyj, Class R	30,965	219,010
UPM-Kymmene Oyj	29,474	350,256
Wartsila Oyj	9,411	416,243

		4,912,195

France (2.7%)
Accor S.A.	8,293	297,474
Aeroports de Paris S.A.	1,669	128,864
Air Liquide S.A.	17,411	2,181,885
Alstom S.A.	11,568	474,021
Arkema S.A.	3,423	359,909
AtoS	2,941	209,562
AXA S.A.‡	99,156	1,793,528
BNP Paribas S.A.	55,666	3,137,732
Bouygues S.A.	10,606	312,734
Bureau Veritas S.A.	3,069	341,220
Cap Gemini S.A.	8,307	362,018
Carrefour S.A.	34,039	881,455
Casino Guichard Perrachon S.A.	3,106	298,779
Christian Dior S.A.	3,059	528,857
Cie de Saint-Gobain S.A.	21,891	936,684
Cie Generale de Geophysique-Veritas*	8,906	268,414
Cie Generale des Etablissements Michelin	10,099	957,414
Cie Generale d’Optique Essilor International S.A.	11,174	1,132,936
CNP Assurances S.A.	8,494	129,383
Credit Agricole S.A.*	53,447	433,941
Danone S.A.	32,415	2,141,646

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Dassault Systemes S.A.	3,427	$383,636
Edenred	9,434	293,370
EDF S.A.	13,495	252,927
Eurazeo S.A.	1,542	74,807
European Aeronautic Defence and Space Co. N.V.	23,033	902,739
Eutelsat Communications S.A.	7,564	251,153
Fonciere des Regions (REIT)	1,536	128,731
France Telecom S.A.	103,993	1,164,576
GDF Suez S.A.	71,369	1,470,480
Gecina S.A. (REIT)	1,202	134,156
Groupe Eurotunnel S.A. (Registered)	30,806	237,861
ICADE (REIT)	1,236	110,881
Iliad S.A.	1,238	213,103
Imerys S.A.	1,999	129,707
J.C. Decaux S.A.	3,474	83,841
Klepierre S.A. (REIT)	5,745	231,557
Lafarge S.A.	10,478	671,410
Lagardere S.C.A.	6,797	230,790
Legrand S.A.	13,330	562,616
L’Oreal S.A.	13,482	1,883,302
LVMH Moet Hennessy Louis Vuitton S.A.	14,167	2,639,979
Natixis S.A.	49,600	171,598
Pernod-Ricard S.A.	11,878	1,396,695
Peugeot S.A.*	13,600	100,819
PPR S.A.	4,190	780,944
Publicis Groupe S.A.	9,898	593,046
Remy Cointreau S.A.	1,273	139,166
Renault S.A.	10,786	595,084
Rexel S.A.	6,151	125,688
Safran S.A.	12,924	563,946
Sanofi S.A.	66,392	6,296,296
Schneider Electric S.A.	29,241	2,180,896
SCOR SE	9,357	252,306
Societe BIC S.A.	1,547	184,674
Societe Generale S.A.*	39,181	1,473,762
Sodexo S.A.	5,291	443,362
Suez Environnement Co. S.A.	16,182	195,118
Technip S.A.	5,568	641,039
Thales S.A.	5,117	176,647
Total S.A.	119,027	6,160,541
Unibail-Rodamco S.A. (REIT)	5,150	1,260,753
Vallourec S.A.	5,796	302,472
Veolia Environnement S.A.	18,969	231,229
Vinci S.A.	25,849	1,230,215
Vivendi S.A.	72,286	1,627,856
Wendel S.A.	1,913	198,047
Zodiac Aerospace	1,936	216,219

		56,898,496

Germany (2.5%)
Adidas AG	11,735	1,045,801
Allianz SE (Registered)	25,401	3,518,968
Axel Springer AG	2,335	99,653
BASF SE	51,273	4,819,214
Bayer AG (Registered)	46,156	4,383,088
Bayerische Motoren Werke (BMW) AG	18,569	1,790,830
Bayerische Motoren Werke (BMW) AG (Preference)	2,823	182,428
Beiersdorf AG	5,657	$462,232
Brenntag AG	2,926	384,411
Celesio AG	5,074	87,382
Commerzbank AG*	204,088	388,390
Continental AG	5,972	690,990
Daimler AG (Registered)	50,564	2,763,056
Deutsche Bank AG (Registered)	51,798	2,256,710
Deutsche Boerse AG	10,679	651,803
Deutsche Lufthansa AG (Registered)	12,345	232,042
Deutsche Post AG (Registered)	49,758	1,091,060
Deutsche Telekom AG (Registered)	156,552	1,778,623
E.ON SE	100,428	1,870,228
Fraport AG	1,956	113,904
Fresenius Medical Care AG & Co. KGaA	11,768	813,077
Fresenius SE & Co. KGaA	6,957	800,702
GEA Group AG	9,804	316,657
Hannover Rueckversicherung AG (Registered)	3,387	263,626
HeidelbergCement AG	7,893	478,179
Henkel AG & Co. KGaA	7,290	499,299
Henkel AG & Co. KGaA (Preference)	9,995	820,821
Hochtief AG*	1,735	100,813
Hugo Boss AG	1,437	152,372
Infineon Technologies AG	60,977	494,814
K+S AG (Registered)	9,667	446,936
Kabel Deutschland Holding AG	4,865	363,796
Lanxess AG	4,670	408,422
Linde AG	10,365	1,807,546
MAN SE	2,375	253,956
Merck KGaA	3,627	478,539
Metro AG	7,282	201,867
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	10,058	1,805,849
Porsche Automobil Holding SE (Preference)	8,592	700,132
ProSiebenSat.1 Media AG (Preference)	5,041	141,848
RWE AG	27,449	1,133,169
RWE AG (Preference)	2,329	87,841
Salzgitter AG	2,329	121,365
SAP AG	51,403	4,117,714
Siemens AG (Registered)	45,936	4,992,763
Suedzucker AG	4,589	187,775
ThyssenKrupp AG	21,655	508,811
United Internet AG (Registered)	5,124	110,601
Volkswagen AG	1,657	355,977
Volkswagen AG (Preference)	8,111	1,845,299

		53,421,379

Greece (0.0%)
Coca Cola Hellenic Bottling Co. S.A.*	10,959	259,264
OPAP S.A.	11,617	83,215

		342,479

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Hong Kong (1.5%)
AIA Group Ltd.	600,600	$2,393,655
ASM Pacific Technology Ltd.	10,800	132,572
Bank of East Asia Ltd.	75,800	293,410
Belle International Holdings Ltd.	1,118,000	2,469,008
BOC Hong Kong Holdings Ltd.	207,500	650,986
Cathay Pacific Airways Ltd.	63,000	116,960
Cheung Kong Holdings Ltd.	78,000	1,207,352
Cheung Kong Infrastructure Holdings Ltd.	28,000	172,004
China Mengniu Dairy Co., Ltd.	1,107,000	3,149,664
China Mobile Ltd.	338,500	3,965,139
China Overseas Land & Investment Ltd.	746,000	2,259,758
Chow Tai Fook Jewellery Group Ltd.	636,600	1,037,978
CLP Holdings Ltd.	101,000	848,124
First Pacific Co., Ltd.	124,000	136,904
Galaxy Entertainment Group Ltd.*	113,000	450,740
Hang Lung Properties Ltd.	126,000	505,198
Hang Seng Bank Ltd.	42,900	662,734
Henderson Land Development Co., Ltd.	53,000	377,544
HKT Trust/HKT Ltd.	107,000	104,996
Hong Kong & China Gas Co., Ltd.	292,468	805,931
Hong Kong Exchanges and Clearing Ltd.	57,500	990,578
Hopewell Holdings Ltd.	30,000	129,717
Hutchison Whampoa Ltd.	119,000	1,262,388
Hysan Development Co., Ltd.	37,000	178,934
Kerry Properties Ltd.	39,000	203,701
Li & Fung Ltd.	330,000	592,846
Link REIT (REIT)	127,000	635,182
MGM China Holdings Ltd.	54,800	100,714
MTR Corp., Ltd.	81,000	320,637
New World Development Co., Ltd.	210,500	330,357
Noble Group Ltd.	210,181	202,677
NWS Holdings Ltd.	76,000	129,719
Orient Overseas International Ltd.	11,000	72,428
PCCW Ltd.	209,000	92,057
Power Assets Holdings Ltd.	78,000	668,468
Shangri-La Asia Ltd.	86,166	173,625
Sino Biopharmaceutical	1,492,000	717,169
Sino Land Co., Ltd.	163,400	295,928
SJM Holdings Ltd.	111,000	261,211
Sun Hung Kai Properties Ltd.	88,000	1,328,199
Swire Pacific Ltd., Class A	38,000	472,223
Swire Properties Ltd.	60,000	201,774
Wharf Holdings Ltd.	85,100	673,340
Wheelock & Co., Ltd.	50,000	254,449
Wing Hang Bank Ltd.	9,500	100,024
Yue Yuen Industrial Holdings Ltd.	43,500	146,852

		32,275,854

Hungary (0.2%)
Richter Gedeon Nyrt.	24,480	4,037,911

India (2.0%)
ACC Ltd.	116,653	$3,060,401
Asian Paints Ltd.	32,442	2,643,835
Dr. Reddy’s Laboratories Ltd.	47,092	1,571,954
Glenmark Pharmaceuticals Ltd.	380,132	3,685,380
HDFC Bank Ltd.	459,727	5,710,710
IndusInd Bank Ltd.	415,459	3,171,747
ITC Ltd.	788,102	4,131,488
Larsen & Toubro Ltd.	82,103	2,438,484
Reliance Industries Ltd.	80,438	1,246,247
Sun Pharmaceutical Industries Ltd.	193,777	2,608,672
Tata Consultancy Services Ltd.	118,842	2,731,470
Tata Motors Ltd.	799,373	4,578,717
Tata Steel Ltd.	305,051	2,383,644
Zee Entertainment Enterprises Ltd.	354,982	1,436,831

		41,399,580

Indonesia (1.0%)
Adaro Energy Tbk PT	7,385,500	1,222,773
Bank Tabungan Negara Persero Tbk PT	12,278,589	1,841,582
Gudang Garam Tbk PT	389,500	2,282,243
Harum Energy Tbk PT	896,500	560,868
Kalbe Farma Tbk PT	21,420,500	2,365,377
PT Indofood Sukses Makmur Tbk	3,718,500	2,260,365
PT Indosat Tbk	5,976,500	4,004,500
PT Lippo Karawaci Tbk	37,796,500	3,926,040
PT Telekomunikasi Indonesia (Persero) Tbk	935,500	880,214
Semen Gresik Persero Tbk PT	1,225,000	2,018,001

		21,361,963

Ireland (0.5%)
Accenture plc, Class A	32,133	2,136,845
Covidien plc	23,820	1,375,367
CRH plc	40,334	836,965
Eaton Corp. plc	23,158	1,255,164
Elan Corp. plc*	28,200	291,233
Experian plc	56,374	910,849
Ingersoll-Rand plc	14,088	675,661
James Hardie Industries plc (CDI)	24,479	236,815
Kerry Group plc, Class A	8,464	449,277
Prothena Corp. plc*	688	5,042
Seagate Technology plc	16,911	515,447
Shire plc	31,553	969,087
WPP plc	70,692	1,027,669
XL Group plc	14,939	374,371

		11,059,792

Israel (0.2%)
Bank Hapoalim B.M.*	59,521	256,064
Bank Leumi Le-Israel B.M.*	74,404	254,421
Bezeq Israeli Telecommunication Corp., Ltd.	117,836	136,079
Delek Group Ltd.	318	74,917
Israel Chemicals Ltd.	25,003	301,423
Israel Corp., Ltd.	99	65,012
Mellanox Technologies Ltd.*	2,000	120,390

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Mizrahi Tefahot Bank Ltd.*	5,142	$53,124
NICE Systems Ltd.*	3,043	101,950
Teva Pharmaceutical Industries Ltd.	52,839	1,977,686

		3,341,066

Italy (0.6%)
Assicurazioni Generali S.p.A.	65,503	1,194,821
Atlantia S.p.A.	18,582	337,022
Banca Monte dei Paschi di Siena S.p.A.*	340,759	105,233
Banco Popolare S.c.a.r.l.*	102,559	171,668
Enel Green Power S.p.A.	101,237	189,337
Enel S.p.A.	369,190	1,535,971
Eni S.p.A.	142,197	3,507,933
Exor S.p.A.	3,343	84,231
Fiat Industrial S.p.A.	48,020	526,514
Fiat S.p.A.*	47,905	241,975
Finmeccanica S.p.A.*	21,382	123,919
Intesa Sanpaolo S.p.A. (BATS Europe Exchange)	47,664	67,614
Intesa Sanpaolo S.p.A. (XetraIntlMkt Exchange)	565,229	977,847
Luxottica Group S.p.A.	8,749	363,530
Mediobanca S.p.A.	30,082	186,337
Pirelli & C. S.p.A.	12,791	146,751
Prysmian S.p.A.	11,444	231,536
Saipem S.p.A.	14,854	576,296
Snam S.p.A.	95,873	445,815
Telecom Italia S.p.A.	527,021	476,386
Telecom Italia S.p.A. (RNC)	338,405	267,781
Terna Rete Elettrica Nazionale S.p.A.	71,415	286,002
UniCredit S.p.A.*	227,249	1,122,176
Unione di Banche Italiane S.c.p.A.	46,232	215,642

		13,382,337

Japan (5.9%)
ABC-Mart, Inc.	1,600	69,556
Acom Co., Ltd.*	1,580	45,445
Advantest Corp.	8,000	126,256
Aeon Co., Ltd.	33,700	385,210
Aeon Credit Service Co., Ltd.	3,300	66,628
Aeon Mall Co., Ltd.	3,800	92,883
Air Water, Inc.	8,000	101,827
Aisin Seiki Co., Ltd.	10,800	336,823
Ajinomoto Co., Inc.	36,000	476,320
Alfresa Holdings Corp.	2,300	89,881
All Nippon Airways Co., Ltd.	63,000	132,081
Amada Co., Ltd.	21,000	136,643
Aozora Bank Ltd.	30,000	92,179
Asahi Glass Co., Ltd.	57,000	414,125
Asahi Group Holdings Ltd.	21,700	459,978
Asahi Kasei Corp.	71,000	419,279
Asics Corp.	7,900	120,355
Astellas Pharma, Inc.	24,900	1,118,540
Bank of Kyoto Ltd.	19,000	159,857
Bank of Yokohama Ltd.	69,000	320,286
Benesse Holdings, Inc.	3,900	161,648
Bridgestone Corp.	36,500	946,120
Brother Industries Ltd.	12,600	135,945
Calbee, Inc.	700	$49,272
Canon, Inc.	63,200	2,478,841
Casio Computer Co., Ltd.	11,700	102,600
Central Japan Railway Co.	8,000	649,085
Chiba Bank Ltd.	42,000	245,727
Chiyoda Corp.	9,000	128,870
Chubu Electric Power Co., Inc.	36,200	483,027
Chugai Pharmaceutical Co., Ltd.	12,600	241,480
Chugoku Bank Ltd.	10,000	139,596
Chugoku Electric Power Co., Inc.	16,700	261,887
Citizen Holdings Co., Ltd.	15,700	82,993
Coca-Cola West Co., Ltd.	3,700	56,967
Cosmo Oil Co., Ltd.	28,000	62,142
Credit Saison Co., Ltd.	8,600	215,057
Dai Nippon Printing Co., Ltd.	31,000	242,938
Daicel Corp.	17,000	112,484
Daido Steel Co., Ltd.	15,000	75,292
Daihatsu Motor Co., Ltd.	10,000	197,796
Dai-ichi Life Insurance Co., Ltd.	476	669,753
Daiichi Sankyo Co., Ltd.	37,800	579,833
Daikin Industries Ltd.	13,200	453,558
Dainippon Sumitomo Pharma Co., Ltd.	8,400	100,916
Daito Trust Construction Co., Ltd.	4,100	385,819
Daiwa House Industry Co., Ltd.	28,000	481,789
Daiwa Securities Group, Inc.	93,400	520,209
DeNA Co., Ltd.	6,100	200,573
Denki Kagaku Kogyo KK	25,000	85,564
Denso Corp.	27,300	949,902
Dentsu, Inc.	10,186	273,613
Don Quijote Co., Ltd.	2,600	95,250
East Japan Railway Co.	19,037	1,230,862
Eisai Co., Ltd.	14,100	588,735
Electric Power Development Co., Ltd.	6,800	161,197
FamilyMart Co., Ltd.	3,300	135,842
FANUC Corp.	10,700	1,989,813
Fast Retailing Co., Ltd.	2,900	736,523
Fuji Electric Co., Ltd.	29,000	71,542
Fuji Heavy Industries Ltd.	33,000	415,512
Fujifilm Holdings Corp.	26,000	523,681
Fujitsu Ltd.	105,000	440,861
Fukuoka Financial Group, Inc.	45,000	180,111
Furukawa Electric Co., Ltd.*	38,000	85,381
Gree, Inc.	4,900	75,972
GS Yuasa Corp.	21,000	84,526
Gunma Bank Ltd.	22,000	107,039
Hachijuni Bank Ltd.	24,000	120,476
Hakuhodo DY Holdings, Inc.	1,230	79,619
Hamamatsu Photonics KK	3,800	137,093
Hankyu Hanshin Holdings, Inc.	63,000	325,240
Hino Motors Ltd.	15,000	134,509
Hirose Electric Co., Ltd.	1,600	191,558
Hiroshima Bank Ltd.	24,000	100,559
Hisamitsu Pharmaceutical Co., Inc.	3,500	173,540
Hitachi Chemical Co., Ltd.	5,400	80,488
Hitachi Construction Machinery Co., Ltd.	6,000	125,953

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Hitachi High-Technologies Corp.	3,700	$76,548
Hitachi Ltd.	260,200	1,531,310
Hitachi Metals Ltd.	9,000	76,109
Hokkaido Electric Power Co., Inc.	10,900	132,360
Hokuriku Electric Power Co.	9,900	117,047
Honda Motor Co., Ltd.	91,000	3,354,116
Hoya Corp.	24,400	480,410
Hulic Co., Ltd.	13,300	90,314
Ibiden Co., Ltd.	6,400	102,161
Idemitsu Kosan Co., Ltd.	1,300	113,224
IHI Corp.	74,000	190,209
INPEX Corp.	123	656,433
Isetan Mitsukoshi Holdings Ltd.	19,400	188,821
Isuzu Motors Ltd.	67,000	399,109
ITOCHU Corp.	84,500	891,971
ITOCHU Techno-Solutions Corp.	1,300	53,571
Iyo Bank Ltd.	14,000	110,497
J. Front Retailing Co., Ltd.	26,000	143,348
Japan Airlines Co., Ltd.*	3,344	143,130
Japan Petroleum Exploration Co.	1,700	59,412
Japan Prime Realty Investment Corp. (REIT)	45	129,832
Japan Real Estate Investment Corp. (REIT)	31	304,072
Japan Retail Fund Investment Corp. (REIT)	125	229,285
Japan Steel Works Ltd.	17,000	110,129
Japan Tobacco, Inc.	50,400	1,420,861
JFE Holdings, Inc.	28,500	537,304
JGC Corp.	11,000	342,675
Joyo Bank Ltd.	37,000	174,848
JSR Corp.	9,900	187,030
JTEKT Corp.	12,300	117,301
Jupiter Telecommunications Co., Ltd.	112	139,122
JX Holdings, Inc.	126,033	709,847
Kajima Corp.	49,000	161,837
Kamigumi Co., Ltd.	14,000	111,136
Kaneka Corp.	15,000	75,441
Kansai Electric Power Co., Inc.	42,100	442,334
Kansai Paint Co., Ltd.	12,000	129,244
Kao Corp.	29,500	768,605
Kawasaki Heavy Industries Ltd.	80,000	217,406
KDDI Corp.	15,100	1,066,589
Keikyu Corp.	27,000	238,961
Keio Corp.	32,000	238,597
Keisei Electric Railway Co., Ltd.	15,000	126,618
Keyence Corp.	2,480	684,458
Kikkoman Corp.	9,000	128,565
Kinden Corp.	8,000	51,872
Kintetsu Corp.	91,000	372,271
Kirin Holdings Co., Ltd.	48,000	564,020
Kobe Steel Ltd.	138,000	176,211
Koito Manufacturing Co., Ltd.	5,000	72,913
Komatsu Ltd.	52,400	1,340,888
Konami Corp.	5,900	132,652
Konica Minolta Holdings, Inc.	27,500	198,123
Kubota Corp.	61,000	$700,611
Kuraray Co., Ltd.	19,300	252,685
Kurita Water Industries Ltd.	6,600	145,008
Kyocera Corp.	8,600	779,858
Kyowa Hakko Kirin Co., Ltd.	15,000	148,133
Kyushu Electric Power Co., Inc.	24,600	280,818
Lawson, Inc.	3,300	224,312
LIXIL Group Corp.	14,900	331,807
M3, Inc.	25	39,740
Mabuchi Motor Co., Ltd.	1,200	51,160
Makita Corp.	6,300	293,028
Marubeni Corp.	93,000	666,447
Marui Group Co., Ltd.	11,700	93,620
Maruichi Steel Tube Ltd.	2,300	52,670
Mazda Motor Corp.*	155,300	317,126
McDonald’s Holdings Co. Japan Ltd.	3,910	103,139
Medipal Holdings Corp.	7,800	85,943
MEIJI Holdings Co., Ltd.	3,422	148,319
Miraca Holdings, Inc.	3,200	128,847
Mitsubishi Chemical Holdings Corp.	76,000	379,102
Mitsubishi Corp.	78,800	1,514,671
Mitsubishi Electric Corp.	108,000	919,236
Mitsubishi Estate Co., Ltd.	70,000	1,673,442
Mitsubishi Gas Chemical Co., Inc.	23,000	140,924
Mitsubishi Heavy Industries Ltd.	170,000	822,087
Mitsubishi Logistics Corp.	7,000	100,410
Mitsubishi Materials Corp.	64,000	218,147
Mitsubishi Motors Corp.*	218,000	225,342
Mitsubishi Tanabe Pharma Corp.	12,900	168,196
Mitsubishi UFJ Financial Group, Inc.	710,900	3,825,452
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,380	145,371
Mitsui & Co., Ltd.	97,500	1,458,628
Mitsui Chemicals, Inc.	46,000	120,152
Mitsui Fudosan Co., Ltd.	47,000	1,148,261
Mitsui O.S.K. Lines Ltd.	61,000	181,780
Mizuho Financial Group, Inc.	1,279,944	2,341,841
MS&AD Insurance Group Holdings, Inc.	28,407	567,529
Murata Manufacturing Co., Ltd.	11,400	672,358
Nabtesco Corp.	5,400	119,500
Namco Bandai Holdings, Inc.	10,300	133,581
NEC Corp.*	146,000	307,427
Nexon Co., Ltd.*	233,100	2,352,712
NGK Insulators Ltd.	16,000	188,166
NGK Spark Plug Co., Ltd.	11,000	146,183
NHK Spring Co., Ltd.	9,000	74,166
Nidec Corp.	6,100	356,697
Nikon Corp.	19,100	563,900
Nintendo Co., Ltd.	5,900	629,531
Nippon Building Fund, Inc. (REIT)	34	350,553
Nippon Electric Glass Co., Ltd.	21,000	119,319
Nippon Express Co., Ltd.	49,000	202,389
Nippon Meat Packers, Inc.	10,000	137,672
Nippon Paper Group, Inc.	5,092	70,785

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Nippon Steel & Sumitomo Metal Corp.	424,915	$1,045,200
Nippon Telegraph & Telephone Corp.	24,459	1,027,430
Nippon Yusen KK	90,000	211,813
Nishi-Nippon City Bank Ltd.	35,000	86,222
Nissan Motor Co., Ltd.	139,400	1,323,108
Nisshin Seifun Group, Inc.	11,000	137,643
Nissin Foods Holdings Co., Ltd.	3,300	125,129
Nitori Holdings Co., Ltd.	1,950	142,755
Nitto Denko Corp.	9,300	457,565
NKSJ Holdings, Inc.	20,981	446,829
NOK Corp.	5,800	89,854
Nomura Holdings, Inc.	203,700	1,202,701
Nomura Real Estate Holdings, Inc.	5,700	108,740
Nomura Real Estate Office Fund, Inc. (REIT)	14	80,329
Nomura Research Institute Ltd.	5,400	111,781
NSK Ltd.	24,000	171,031
NTT Data Corp.	70	218,861
NTT DOCOMO, Inc.	857	1,230,779
NTT Urban Development Corp.	67	64,710
Obayashi Corp.	38,000	213,897
Odakyu Electric Railway Co., Ltd.	35,000	364,111
Oji Holdings Corp.	45,000	155,401
Olympus Corp.*	12,400	240,674
Omron Corp.	11,400	273,349
Ono Pharmaceutical Co., Ltd.	4,600	234,741
Oracle Corp. Japan	2,200	91,691
Oriental Land Co., Ltd.	2,800	338,349
ORIX Corp.	5,880	663,493
Osaka Gas Co., Ltd.	105,000	381,385
Otsuka Corp.	800	60,528
Otsuka Holdings Co., Ltd.	20,400	572,728
Panasonic Corp.	123,800	752,210
Park24 Co., Ltd.	4,400	69,389
Rakuten, Inc.	40,700	317,407
Resona Holdings, Inc.	105,805	479,700
Ricoh Co., Ltd.	36,000	382,462
Rinnai Corp.	1,800	122,293
Rohm Co., Ltd.	5,400	175,426
Sankyo Co., Ltd.	2,700	106,839
Sanrio Co., Ltd.	2,300	73,193
Santen Pharmaceutical Co., Ltd.	4,300	164,632
SBI Holdings, Inc.	11,660	104,076
Secom Co., Ltd.	11,800	594,713
Sega Sammy Holdings, Inc.	11,100	187,476
Sekisui Chemical Co., Ltd.	24,000	207,843
Sekisui House Ltd.	30,000	328,381
Seven & I Holdings Co., Ltd.	41,900	1,179,274
Seven Bank Ltd.	32,000	84,291
Sharp Corp.	56,000	196,385
Shikoku Electric Power Co., Inc.	9,600	153,103
Shimadzu Corp.	14,000	94,445
Shimamura Co., Ltd.	1,200	116,211
Shimano, Inc.	4,200	267,802
Shimizu Corp.	31,000	116,586
Shin-Etsu Chemical Co., Ltd.	23,000	1,404,828
Shinsei Bank Ltd.	80,000	160,186
Shionogi & Co., Ltd.	16,800	$279,850
Shiseido Co., Ltd.	20,200	284,062
Shizuoka Bank Ltd.	29,000	283,228
Showa Denko KK	83,000	126,913
Showa Shell Sekiyu KK	9,500	53,940
SMC Corp.	3,000	544,240
Softbank Corp.	49,400	1,807,632
Sojitz Corp.	66,000	97,636
Sony Corp.	56,400	631,086
Sony Financial Holdings, Inc.	10,100	181,680
Square Enix Holdings Co., Ltd.	3,500	44,226
Stanley Electric Co., Ltd.	7,700	109,608
Sumco Corp.*	7,200	70,049
Sumitomo Chemical Co., Ltd.	84,000	265,023
Sumitomo Corp.	63,100	808,802
Sumitomo Electric Industries Ltd.	42,300	489,504
Sumitomo Heavy Industries Ltd.	29,000	138,509
Sumitomo Metal Mining Co., Ltd.	29,000	409,232
Sumitomo Mitsui Financial Group, Inc.	74,907	2,721,298
Sumitomo Mitsui Trust Holdings, Inc.	175,020	614,925
Sumitomo Realty & Development Co., Ltd.	20,000	664,546
Sumitomo Rubber Industries Ltd.	9,100	109,949
Suruga Bank Ltd.	11,000	135,119
Suzuken Co., Ltd.	4,100	115,540
Suzuki Motor Corp.	20,700	541,134
Sysmex Corp.	4,100	187,846
T&D Holdings, Inc.	32,500	396,111
Taiheiyo Cement Corp.	64,000	176,112
Taisei Corp.	59,000	195,045
Taisho Pharmaceutical Holdings Co., Ltd.	2,100	143,427
Taiyo Nippon Sanso Corp.	15,000	85,688
Takashimaya Co., Ltd.	14,000	99,782
Takeda Pharmaceutical Co., Ltd.	44,000	1,966,343
TDK Corp.	6,900	250,912
Teijin Ltd.	53,000	130,719
Terumo Corp.	8,500	337,733
THK Co., Ltd.	7,100	127,585
Tobu Railway Co., Ltd.	57,000	301,642
Toho Co., Ltd.	6,000	105,672
Toho Gas Co., Ltd.	23,000	123,463
Tohoku Electric Power Co., Inc.*	26,100	242,887
Tokio Marine Holdings, Inc.	37,800	1,053,939
Tokyo Electric Power Co., Inc.*	84,200	201,810
Tokyo Electron Ltd.	9,600	441,727
Tokyo Gas Co., Ltd.	138,000	630,930
Tokyu Corp.	64,000	359,412
Tokyu Land Corp.	25,000	182,755
TonenGeneral Sekiyu KK	16,000	137,871
Toppan Printing Co., Ltd.	31,000	190,999
Toray Industries, Inc.	82,000	500,017
Toshiba Corp.	226,000	893,651
TOTO Ltd.	16,000	120,186

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Toyo Seikan Kaisha Ltd.	8,000	$107,770
Toyo Suisan Kaisha Ltd.	5,000	133,252
Toyoda Gosei Co., Ltd.	3,500	71,204
Toyota Boshoku Corp.	3,400	39,439
Toyota Industries Corp.	9,100	290,477
Toyota Motor Corp.	154,100	7,192,859
Toyota Tsusho Corp.	11,900	293,812
Trend Micro, Inc.	6,100	184,090
Tsumura & Co.	3,200	96,440
Ube Industries Ltd.	57,000	137,076
Unicharm Corp.	6,400	333,161
Ushio, Inc.	5,400	58,977
USS Co., Ltd.	1,250	129,568
West Japan Railway Co.	9,500	374,132
Yahoo! Japan Corp.	817	264,438
Yakult Honsha Co., Ltd.	5,500	241,002
Yamada Denki Co., Ltd.	4,970	191,657
Yamaguchi Financial Group, Inc.	11,000	97,186
Yamaha Corp.	8,300	87,904
Yamaha Motor Co., Ltd.	16,300	180,679
Yamato Holdings Co., Ltd.	21,000	319,316
Yamato Kogyo Co., Ltd.	2,200	64,397
Yamazaki Baking Co., Ltd.	6,000	66,821
Yaskawa Electric Corp.	13,000	125,379
Yokogawa Electric Corp.	10,800	117,487

		125,179,754

Luxembourg (0.1%)
ArcelorMittal S.A.	52,536	909,453
Millicom International Cellular S.A. (SDR)	3,523	306,206
SES S.A. (FDR)	17,198	497,518
Tenaris S.A.	26,497	552,356

		2,265,533

Macau (0.0%)
Sands China Ltd.	135,587	607,343
Wynn Macau Ltd.*	87,600	241,419

		848,762

Malaysia (0.5%)
Astro Malaysia Holdings Bhd	1,760,300	1,733,491
CIMB Group Holdings Bhd	1,343,300	3,355,317
Gamuda Berhad	1,826,800	2,177,987
IHH Healthcare Bhd*	1,422,700	1,574,667
IJM Corp. Berhad	1,004,700	1,640,965

		10,482,427

Mexico (1.2%)
Alfa S.A.B. de C.V., Class A	1,138,500	2,420,335
Cemex S.A.B. de C.V. (ADR)*	329,900	3,256,113
Fresnillo plc	10,070	312,460
Grupo Financiero Santander Mexico SAB de CV (ADR), Class B*	294,300	4,761,774
Grupo Televisa S.A.B. (ADR)	115,600	3,072,648
Mexichem S.A.B. de C.V.	688,306	3,823,775
Wal-Mart de Mexico S.A.B. de C.V.	2,307,500	7,529,637

		25,176,742

Netherlands (1.4%)
Aegon N.V.	96,448	$614,644
Akzo Nobel N.V.	13,166	868,785
ASML Holding N.V.	17,197	1,113,327
Corio N.V. (REIT)	3,478	158,225
D.E Master Blenders 1753 N.V.*	33,497	389,638
Delta Lloyd N.V.	7,727	128,596
Fugro N.V. (CVA)	3,846	225,301
Gemalto N.V.	4,476	405,239
Heineken Holding N.V.	5,661	310,091
Heineken N.V.	12,926	862,201
ING Groep N.V. (CVA)*	214,818	2,054,237
Koninklijke (Royal) KPN N.V.	56,207	277,955
Koninklijke Ahold N.V.	54,410	722,712
Koninklijke Boskalis Westminster N.V.	4,217	192,251
Koninklijke DSM N.V.	8,654	521,268
Koninklijke Philips Electronics N.V.	58,353	1,565,511
Koninklijke Vopak N.V.	3,948	278,372
LyondellBasell Industries N.V., Class A	19,036	1,086,765
QIAGEN N.V.*	13,153	238,551
Randstad Holding N.V.	6,722	248,136
Reed Elsevier N.V.	38,601	571,912
Royal Dutch Shell plc, Class A	206,777	7,306,368
Royal Dutch Shell plc, Class B	146,179	5,173,618
TNT Express N.V.	18,306	207,078
Unilever N.V. (CVA)	90,904	3,430,148
Wolters Kluwer N.V.	16,937	350,222
Ziggo N.V.	6,148	198,697

		29,499,848

New Zealand (0.0%)
Auckland International Airport Ltd.	51,337	113,525
Contact Energy Ltd.	19,112	82,492
Fletcher Building Ltd.	38,243	267,602
SKYCITY Entertainment Group Ltd.	34,110	107,103
Telecom Corp. of New Zealand Ltd.	108,138	204,503

		775,225

Norway (0.3%)
Aker Solutions ASA	9,506	195,615
DNB ASA	54,834	698,965
Gjensidige Forsikring ASA	11,625	167,300
Norsk Hydro ASA	52,285	266,358
Orkla ASA	43,321	379,267
Seadrill Ltd.	19,743	727,612
Statoil ASA	62,590	1,570,639
Telenor ASA	38,031	772,665
Yara International ASA	10,493	520,833

		5,299,254

Panama (0.1%)
Copa Holdings S.A., Class A	22,800	2,267,460

Peru (0.3%)
Credicorp Ltd.	39,070	5,726,099

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Philippines (1.3%)
BDO Unibank, Inc.*	1,942,700	$3,451,429
Bloomberry Resorts Corp.*	8,387,000	2,696,750
DMCI Holdings, Inc.	2,374,900	3,117,718
International Container Terminal Services, Inc.	1,094,000	1,974,185
Metro Pacific Investments Corp.	32,087,000	3,486,840
Metropolitan Bank & Trust	801,791	1,998,346
Philippine Long Distance Telephone Co.	72,130	4,453,298
SM Investments Corp.	240,590	5,171,276

		26,349,842

Poland (0.6%)
Polskie Gornictwo Naftowe i Gazownictwo S.A.*	1,797,858	3,059,510
Powszechny Zaklad Ubezpieczen S.A.	37,578	5,336,030
Telekomunikacja Polska S.A.	824,067	3,264,364

		11,659,904

Portugal (0.3%)
Banco Espirito Santo S.A. (Registered)*	107,261	129,483
EDP - Energias de Portugal S.A.	107,180	322,171
Galp Energia SGPS S.A., Class B	15,997	248,514
Jeronimo Martins SGPS S.A.	276,192	5,329,575
Portugal Telecom SGPS S.A. (Registered)	35,207	176,115

		6,205,858

Russia (0.7%)
Gazprom OAO (ADR)	281,023	2,694,694
LUKOIL OAO (ADR)	121,985	8,233,988
Rosneft Oil Co. (Registered) (GDR)	483,489	4,365,548

		15,294,230

Singapore (0.5%)
Ascendas Real Estate Investment Trust (REIT)	103,000	201,787
CapitaCommercial Trust (REIT)	97,000	134,086
CapitaLand Ltd.	144,000	441,763
CapitaMall Trust (REIT)	127,000	222,533
CapitaMalls Asia Ltd.	71,564	115,111
City Developments Ltd.	29,000	309,328
ComfortDelGro Corp., Ltd.	110,000	161,220
DBS Group Holdings Ltd.	102,000	1,248,615
Fraser and Neave Ltd.	52,000	413,880
Genting Singapore plc	342,457	391,850
Global Logistic Properties Ltd.	113,000	259,828
Golden Agri-Resources Ltd.	363,225	195,537
Hutchison Port Holdings Trust, Class U	293,000	233,270
Jardine Cycle & Carriage Ltd.	6,000	238,719
Keppel Corp., Ltd.	80,600	732,371
Keppel Land Ltd.	40,000	133,703
Olam International Ltd.	92,000	117,992
Oversea-Chinese Banking Corp., Ltd.	145,000	1,166,620
SembCorp Industries Ltd.	55,000	$239,647
SembCorp Marine Ltd.	46,000	175,124
Singapore Airlines Ltd.	30,000	265,318
Singapore Exchange Ltd.	47,000	272,477
Singapore Press Holdings Ltd.	86,000	284,532
Singapore Technologies Engineering Ltd.	86,000	271,466
Singapore Telecommunications Ltd.	447,000	1,215,642
StarHub Ltd.	31,288	97,699
United Overseas Bank Ltd.	71,000	1,162,868
UOL Group Ltd.	24,000	118,469
Wilmar International Ltd.	108,000	298,492

		11,119,947

South Africa (0.9%)
AngloGold Ashanti Ltd.	53,964	1,686,035
AngloGold Ashanti Ltd. (ADR)	6,490	203,591
AVI Ltd.	229,518	1,619,180
Clicks Group Ltd.	310,478	2,431,659
Life Healthcare Group Holdings Ltd.	457,806	1,839,143
Naspers Ltd., Class N	65,039	4,178,941
Pick n Pay Stores Ltd.	303,877	1,606,047
Sasol Ltd.	100,800	4,376,208

		17,940,804

South Korea (3.4%)
Cheil Industries, Inc.*	20,588	1,821,973
Cheil Worldwide, Inc.*	48,488	978,492
Coway Co., Ltd.*	47,408	1,934,041
GS Retail Co., Ltd.*	40,070	1,123,814
Hyundai Engineering & Construction Co., Ltd.*	51,044	3,362,438
Hyundai Glovis Co., Ltd.*	11,782	2,452,139
Hyundai Heavy Industries Co., Ltd.*	7,214	1,646,036
Hyundai Motor Co.*	40,443	8,324,206
Korea Aerospace Industries Ltd.*	18,920	460,989
Korean Air Lines Co., Ltd.*	34,843	1,480,933
KT Corp.*	33,770	1,122,721
LG Chem Ltd.*	9,218	2,865,852
LG Display Co., Ltd.*	45,850	1,325,129
LG Household & Health Care Ltd.*	4,296	2,643,365
LG Uplus Corp.*	101,070	737,990
Mando Corp.*	7,912	955,232
NCSoft Corp.*	12,726	1,802,386
Orion Corp.*	881	906,014
Samsung Electronics Co., Ltd.	16,953	24,263,561
Samsung Electronics Co., Ltd. (Preference)	4,997	3,996,046
Samsung Fire & Marine Insurance Co., Ltd.	8,433	1,719,244
Samsung Life Insurance Co., Ltd.	5,104	451,210
Shinhan Financial Group Co., Ltd.*	39,689	1,443,654
SK C&C Co., Ltd.*	20,617	1,994,243

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
SM Entertainment Co.*	35,703	$1,528,057

		71,339,765

Spain (0.9%)
Abertis Infraestructuras S.A.	20,585	343,061
Acciona S.A.	1,127	85,463
ACS Actividades de Construccion y Servicios S.A.	8,208	210,059
Amadeus IT Holding S.A., Class A	17,586	441,308
Banco Bilbao Vizcaya Argentaria S.A.	305,653	2,805,998
Banco de Sabadell S.A.*	156,806	415,495
Banco Popular Espanol S.A.	307,692	237,117
Banco Santander S.A.	573,808	4,626,660
Bankia S.A.*	57,848	29,568
CaixaBank	44,206	154,543
Distribuidora Internacional de Alimentacion S.A.	33,100	212,688
Enagas S.A.	10,312	220,667
Ferrovial S.A.	22,079	325,536
Gas Natural SDG S.A.	19,492	356,428
Grifols S.A.*	8,537	300,360
Iberdrola S.A.	225,605	1,258,060
Inditex S.A.	12,237	1,714,376
Mapfre S.A.	40,706	125,638
Red Electrica Corporacion S.A.	6,178	305,240
Repsol S.A.	45,953	943,721
Telefonica S.A.	228,009	3,096,072
Zardoya Otis S.A.	9,109	131,292

		18,339,350

Sweden (0.9%)
Alfa Laval AB	18,835	394,796
Assa Abloy AB, Class B	18,607	700,655
Atlas Copco AB, Class A	37,668	1,042,767
Atlas Copco AB, Class B	21,898	537,246
Boliden AB	15,362	291,987
Electrolux AB	13,506	354,717
Elekta AB, Class B	20,736	327,001
Getinge AB, Class B	11,236	380,632
Hennes & Mauritz AB, Class B	52,921	1,838,969
Hexagon AB, Class B	13,296	334,229
Husqvarna AB, Class B	23,733	143,863
Industrivarden AB, Class C	6,161	102,462
Investment AB Kinnevik, Class B	11,221	234,466
Investor AB, Class B	25,559	670,368
Lundin Petroleum AB*	12,497	288,356
Nordea Bank AB	147,551	1,413,125
Ratos AB, Class B	10,087	97,161
Sandvik AB	56,293	904,771
Scania AB, Class B	17,964	373,617
Securitas AB, Class B	18,246	160,276
Skandinaviska Enskilda Banken AB, Class A	79,149	674,949
Skanska AB, Class B	21,329	350,922
SKF AB, Class B	21,995	556,574
Svenska Cellulosa AB, Class B	32,467	710,724
Svenska Handelsbanken AB, Class A	27,492	985,038
Swedbank AB, Class A	43,446	854,947
Swedish Match AB	11,378	$383,220
Tele2 AB, Class B	17,843	323,606
Telefonaktiebolaget LM Ericsson, Class B	168,899	1,698,831
TeliaSonera AB	121,451	827,264
Volvo AB, Class B	78,062	1,076,451

		19,033,990

Switzerland (3.1%)
ABB Ltd. (Registered)*	122,605	2,545,759
ACE Ltd.	17,140	1,367,772
Actelion Ltd. (Registered)*	6,227	299,107
Adecco S.A. (Registered)*	7,437	394,204
Aryzta AG*	4,898	251,307
Baloise Holding AG (Registered)	2,732	238,419
Banque Cantonale Vaudoise (Registered)	173	91,839
Barry Callebaut AG (Registered)*	107	103,322
Cie Financiere Richemont S.A., Class A	29,090	2,326,137
Credit Suisse Group AG (Registered)*	70,041	1,757,422
EMS-Chemie Holding AG (Registered)	381	89,862
Garmin Ltd.	5,474	223,449
Geberit AG (Registered)*	2,124	470,207
Givaudan S.A. (Registered)*	466	494,043
Glencore International plc	212,796	1,240,111
Holcim Ltd. (Registered)*	12,844	945,999
Julius Baer Group Ltd.*	11,403	410,264
Kuehne + Nagel International AG (Registered)	3,031	368,875
Lindt & Spruengli AG*	48	156,551
Lindt & Spruengli AG (Registered)*	6	226,427
Lonza Group AG (Registered)	2,834	153,284
Nestle S.A. (Registered)	180,010	11,731,992
Noble Corp.	12,677	441,413
Novartis AG (Registered)	128,495	8,135,213
Pargesa Holding S.A.	1,598	110,584
Partners Group Holding AG	966	223,118
Pentair Ltd. (Registered)	10,512	516,665
Roche Holding AG	39,244	7,994,980
Schindler Holding AG	2,729	394,180
Schindler Holding AG (Registered)	1,251	177,307
SGS S.A. (Registered)	307	681,984
Sika AG	123	285,068
Sonova Holding AG (Registered)*	2,809	311,201
STMicroelectronics N.V.	35,523	258,998
Sulzer AG (Registered)	1,307	207,131
Swatch Group AG	8,517	4,383,142
Swatch Group AG (Registered)	2,392	208,906
Swiss Life Holding AG (Registered)*	1,665	222,217
Swiss Prime Site AG (Registered)*	3,048	255,034
Swiss Reinsurance AG*	19,752	1,441,585
Swisscom AG (Registered)	1,308	564,130

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Syngenta AG (Registered)	5,139	$2,072,985
TE Connectivity Ltd.	21,200	786,944
Transocean Ltd.	19,656	878,259
Tyco International Ltd.	23,452	685,971
UBS AG (Registered)*	203,060	3,193,357
Wolseley plc	15,296	727,036
Xstrata plc	117,878	2,096,586
Zurich Insurance Group AG*	8,215	2,196,622

		65,336,968

Taiwan (1.5%)
Asustek Computer, Inc.	257,862	2,911,712
Chailease Holding Co., Ltd.*	889,000	2,046,092
Chailease Holding Co., Ltd. (GDR)*†	75,000	863,087
CHC Healthcare Group	43,000	177,096
China Life Insurance Co., Ltd.*	1,803,873	1,654,900
Cleanaway Co., Ltd.	140,000	924,221
Formosa Plastics Corp.	496,000	1,347,896
Hon Hai Precision Industry Co., Ltd.	935,436	2,883,661
Lung Yen Life Service Corp.	284,000	917,341
MediaTek, Inc.	78,000	872,524
MStar Semiconductor, Inc.	121,000	911,241
Ruentex Development Co., Ltd.	134,000	277,245
Siliconware Precision Industries Co.	362,000	387,434
Taiwan Cement Corp.	1,352,000	1,814,400
Taiwan Semiconductor Manufacturing Co., Ltd.	2,705,133	9,053,844
Uni-President Enterprises Corp.	1,906,267	3,506,548

		30,549,242

Thailand (1.1%)
Bangkok Bank PCL (NVDR)	736,800	4,729,827
Bank of Ayudhya PCL (NVDR)	4,430,500	4,732,271
Banpu PCL (Registered)	12,950	170,183
Banpu PCL (NVDR)	341,250	4,616,788
Kasikornbank PCL	2,100	13,333
Kasikornbank PCL (NVDR)	181,900	1,155,248
Land and Houses PCL (NVDR)	14,099,400	4,509,936
Robinson Department Store PCL	571,600	1,240,927
Supalai PCL	106,700	61,921
Supalai PCL (NVDR)	3,038,800	1,763,494

		22,993,928

Turkey (1.0%)
Anadolu Efes Biracilik Ve Malt Sanayii A/S	424,347	6,124,105
Haci Omer Sabanci Holding A/S	718,419	3,971,024
Tupras Turkiye Petrol Rafinerileri A/S	54,616	1,580,068
Turkiye Garanti Bankasi A/S	1,724,607	8,972,180

		20,647,377

United Kingdom (5.9%)
3i Group plc	55,991	195,733
Aberdeen Asset Management plc	48,729	288,957
Admiral Group plc	11,407	218,431
Aggreko plc	14,988	429,832
AMEC plc	17,683	$289,309
Anglo American plc	77,698	2,480,239
Antofagasta plc	22,132	491,792
Aon plc	16,002	889,711
ARM Holdings plc	77,185	986,959
Associated British Foods plc	19,994	508,926
AstraZeneca plc	69,109	3,267,154
Aviva plc	163,019	984,113
Babcock International Group plc	20,162	312,889
BAE Systems plc	181,584	997,619
Balfour Beatty plc	38,621	172,591
Barclays plc	650,066	2,807,234
BG Group plc	189,617	3,179,549
BHP Billiton plc	117,886	4,142,456
BP plc	1,064,189	7,373,513
British American Tobacco plc	108,047	5,474,745
British Land Co. plc (REIT)	46,549	432,756
British Sky Broadcasting Group plc	60,696	758,208
BT Group plc	436,413	1,645,057
Bunzl plc	18,566	303,142
Burberry Group plc	24,615	503,981
Capita plc	36,695	454,380
Capital Shopping Centres Group plc (REIT)	31,425	176,812
Carnival plc	10,167	393,022
Centrica plc	290,161	1,576,269
Cobham plc	60,576	220,301
Compass Group plc	104,481	1,235,672
Croda International plc	7,651	296,418
Delphi Automotive plc*	14,876	569,007
Diageo plc	139,846	4,071,270
Ensco plc, Class A	11,645	690,316
Eurasian Natural Resources Corp.	13,282	63,900
Evraz plc	19,242	84,931
G4S plc	79,177	330,616
GKN plc	87,207	325,391
GlaxoSmithKline plc	276,574	6,004,860
Hammerson plc (REIT)	39,942	321,818
Hargreaves Lansdown plc	11,789	131,002
HSBC Holdings plc	1,020,444	10,793,063
ICAP plc	31,794	162,658
IMI plc	18,160	322,990
Imperial Tobacco Group plc	55,502	2,143,201
Inmarsat plc	25,680	247,893
InterContinental Hotels Group plc	15,247	428,771
International Consolidated Airlines Group S.A.*	54,312	160,513
Intertek Group plc	8,989	453,638
Invensys plc	46,903	254,826
Investec plc	31,026	211,319
ITV plc	207,444	355,876
J Sainsbury plc	68,514	385,489
Johnson Matthey plc	11,499	441,623
Kazakhmys plc	12,271	161,361
Kingfisher plc	132,915	613,920
Land Securities Group plc (REIT)	43,723	591,127

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Legal & General Group plc	329,476	$795,426
Lloyds Banking Group plc*	2,369,841	1,898,905
London Stock Exchange Group plc	9,901	172,944
Marks & Spencer Group plc	90,012	561,198
Meggitt plc	43,724	272,567
Melrose Industries plc	67,417	251,162
National Grid plc	203,453	2,330,438
Next plc	9,157	565,177
Old Mutual plc	273,045	811,026
Pearson plc	45,771	894,793
Petrofac Ltd.	14,557	394,390
Prudential plc	142,905	1,993,994
Randgold Resources Ltd.	4,890	481,939
Reckitt Benckiser Group plc	36,274	2,272,339
Reed Elsevier plc	68,298	717,122
Resolution Ltd.	77,275	308,473
Rexam plc	49,233	345,967
Rio Tinto plc	74,808	4,359,246
Rolls-Royce Holdings plc*	105,003	1,512,911
Rolls-Royce Holdings plc (Preference), Class C*(b)†	7,980,228	12,963
Royal Bank of Scotland Group plc*	114,981	619,273
RSA Insurance Group plc	198,227	400,084
SABMiller plc (Johannesburg Stock Exchange)	87,002	3,998,599
SABMiller plc (Quote MTF Exchange)	53,289	2,508,211
Sage Group plc	69,641	333,624
Schroders plc	6,568	184,526
Segro plc (REIT)	41,688	170,936
Serco Group plc	27,963	240,736
Severn Trent plc	13,336	341,672
Smith & Nephew plc	50,271	556,330
Smiths Group plc	22,034	433,699
SSE plc	52,634	1,216,429
Standard Chartered plc	133,691	3,388,889
Standard Life plc	132,084	705,504
Subsea 7 S.A.	15,796	377,793
Tate & Lyle plc	26,196	324,839
Tesco plc	450,435	2,474,383
TUI Travel plc	26,702	124,263
Tullow Oil plc	50,759	1,033,674
Unilever plc	71,592	2,717,476
United Utilities Group plc	38,264	419,881
Vedanta Resources plc	6,336	123,835
Vodafone Group plc	2,735,871	6,880,351
Weir Group plc	11,864	368,252
Whitbread plc	9,987	398,148
WM Morrison Supermarkets plc	129,441	553,638

		125,657,174

United States (30.2%)
3M Co.	32,033	2,974,264
Abbott Laboratories	79,533	5,209,411
Abercrombie & Fitch Co., Class A	4,066	195,046
Adobe Systems, Inc.*	24,941	939,777
ADT Corp.	11,761	546,769
Advanced Micro Devices, Inc.*	29,111	69,866
AES Corp.	31,159	333,401
Aetna, Inc.	16,772	$776,544
Aflac, Inc.	23,683	1,258,041
Agilent Technologies, Inc.	17,486	715,877
AGL Resources, Inc.	5,899	235,783
Air Products and Chemicals, Inc.	10,744	902,711
Airgas, Inc.	3,591	327,822
Akamai Technologies, Inc.*	8,899	364,058
Alcoa, Inc.	53,543	464,753
Alexion Pharmaceuticals, Inc.*	9,794	918,775
Allegheny Technologies, Inc.	5,380	163,337
Allergan, Inc.	15,433	1,415,669
Allstate Corp.	24,335	977,537
Altera Corp.	16,055	552,934
Altria Group, Inc.	102,008	3,205,091
Amazon.com, Inc.*	18,233	4,579,036
Ameren Corp.	12,177	374,077
American Electric Power Co., Inc.	24,334	1,038,575
American Express Co.	48,985	2,815,658
American International Group, Inc.*	74,272	2,621,802
American Tower Corp. (REIT)	19,962	1,542,464
Ameriprise Financial, Inc.	10,359	648,784
AmerisourceBergen Corp.	11,853	511,813
Amgen, Inc.	38,563	3,328,758
Amphenol Corp., Class A	8,079	522,711
Anadarko Petroleum Corp.	25,209	1,873,281
Analog Devices, Inc.	15,238	640,910
Apache Corp.	19,632	1,541,112
Apartment Investment & Management Co. (REIT), Class A	7,239	195,887
Apollo Group, Inc., Class A*	5,066	105,981
Apple, Inc.	47,327	25,226,711
Applied Materials, Inc.	60,276	689,557
Archer-Daniels-Midland Co.	33,051	905,267
Assurant, Inc.	4,071	141,264
AT&T, Inc.	285,766	9,633,172
Autodesk, Inc.*	11,388	402,566
Automatic Data Processing, Inc.	24,486	1,395,947
AutoNation, Inc.*	1,940	77,018
AutoZone, Inc.*	1,850	655,696
AvalonBay Communities, Inc. (REIT)	5,759	780,863
Avery Dennison Corp.	5,080	177,394
Avon Products, Inc.	21,685	311,397
Baker Hughes, Inc.	22,058	900,849
Ball Corp.	7,766	347,529
Bank of America Corp.	542,298	6,290,657
Bank of New York Mellon Corp.	58,802	1,511,211
Baxter International, Inc.	27,649	1,843,082
BB&T Corp.	35,084	1,021,295
Beam, Inc.	7,948	485,543
Becton, Dickinson and Co.	9,886	772,986
Bed Bath & Beyond, Inc.*	11,484	642,070
Bemis Co., Inc.	5,185	173,490
Berkshire Hathaway, Inc., Class B*	91,770	8,231,769
Best Buy Co., Inc.	13,350	158,198
Big Lots, Inc.*	2,968	84,469

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Biogen Idec, Inc.*	11,927	$1,749,333
BlackRock, Inc.	6,313	1,304,960
BMC Software, Inc.*	7,124	282,538
Boeing Co.	34,152	2,573,695
BorgWarner, Inc.*	5,898	422,415
Boston Properties, Inc. (REIT)	7,566	800,558
Boston Scientific Corp.*	69,118	396,046
Bristol-Myers Squibb Co.	83,053	2,706,697
Broadcom Corp., Class A*	26,124	867,578
Brown-Forman Corp., Class B	7,600	480,700
C.H. Robinson Worldwide, Inc.	8,104	512,335
C.R. Bard, Inc.	3,810	372,389
CA, Inc.	16,738	367,901
Cablevision Systems Corp. - New York Group, Class A	10,832	161,830
Cabot Oil & Gas Corp.	10,539	524,210
Cameron International Corp.*	12,359	697,789
Campbell Soup Co.	9,040	315,406
Capital One Financial Corp.	29,326	1,698,855
Cardinal Health, Inc.	17,117	704,878
CareFusion Corp.*	11,138	318,324
CarMax, Inc.*	11,461	430,246
Carnival Corp.	22,441	825,156
Caterpillar, Inc.	32,906	2,947,719
CBRE Group, Inc., Class A*	15,156	301,604
CBS Corp., Class B	29,870	1,136,554
Celgene Corp.*	21,283	1,675,398
CenterPoint Energy, Inc.	21,449	412,893
CenturyLink, Inc.	31,498	1,232,202
Cerner Corp.*	7,302	566,927
CF Industries Holdings, Inc.	3,146	639,141
Charles Schwab Corp.	54,988	789,628
Chesapeake Energy Corp.	26,047	432,901
Chevron Corp.	98,459	10,647,356
Chipotle Mexican Grill, Inc.*	1,590	472,961
Chubb Corp.	13,182	992,868
Cigna Corp.	14,471	773,620
Cincinnati Financial Corp.	7,341	287,474
Cintas Corp.	5,398	220,778
Cisco Systems, Inc.	267,138	5,249,262
Citigroup, Inc.	147,550	5,837,078
Citrix Systems, Inc.*	9,383	616,932
Cliffs Natural Resources, Inc.	7,152	275,781
Clorox Co.	6,638	486,034
CME Group, Inc./Illinois	15,352	778,500
CMS Energy Corp.	13,300	324,254
Coach, Inc.	14,312	794,459
Coca-Cola Co.	194,005	7,032,681
Coca-Cola Enterprises, Inc.	13,578	430,830
Cognizant Technology Solutions Corp., Class A*	15,120	1,119,636
Colgate-Palmolive Co.	22,366	2,338,142
Comcast Corp., Class A	133,693	4,997,444
Comerica, Inc.	9,712	294,662
Computer Sciences Corp.	7,796	312,230
ConAgra Foods, Inc.	20,379	601,181
ConocoPhillips	61,115	3,544,059
CONSOL Energy, Inc.	11,424	366,710
Consolidated Edison, Inc.	14,698	816,327
Constellation Brands, Inc., Class A*	7,671	271,477
Corning, Inc.	74,723	$943,004
Costco Wholesale Corp.	21,797	2,152,890
Coventry Health Care, Inc.	6,718	301,168
Crown Castle International Corp.*	14,700	1,060,752
CSX Corp.	51,689	1,019,824
Cummins, Inc.	8,886	962,798
CVS Caremark Corp.	62,726	3,032,802
D.R. Horton, Inc.	13,942	275,773
Danaher Corp.	29,311	1,638,485
Darden Restaurants, Inc.	6,436	290,071
DaVita HealthCare Partners, Inc.*	4,182	462,236
Dean Foods Co.*	9,268	153,015
Deere & Co.	19,771	1,708,610
Dell, Inc.	73,121	740,716
Denbury Resources, Inc.*	19,634	318,071
DENTSPLY International, Inc.	7,117	281,904
Devon Energy Corp.	18,878	982,411
Diamond Offshore Drilling, Inc.	3,489	237,112
DIRECTV*	30,399	1,524,814
Discover Financial Services	25,401	979,209
Discovery Communications, Inc., Class A*	12,021	763,093
Dollar General Corp.*	13,110	578,020
Dollar Tree, Inc.*	11,559	468,833
Dominion Resources, Inc.	28,966	1,500,439
Dover Corp.	9,010	592,047
Dow Chemical Co.	60,431	1,953,130
Dr. Pepper Snapple Group, Inc.	10,567	466,850
DTE Energy Co.	8,620	517,631
Duke Energy Corp.	35,488	2,264,134
Dun & Bradstreet Corp.	2,253	177,198
E*TRADE Financial Corp.*	12,474	111,642
E.I. du Pont de Nemours & Co.	46,927	2,110,307
Eastman Chemical Co.	7,669	521,875
eBay, Inc.*	58,602	2,989,874
Ecolab, Inc.	13,211	949,871
Edison International	16,350	738,857
Edwards Lifesciences Corp.*	5,807	523,617
Electronic Arts, Inc.*	15,288	222,135
Eli Lilly and Co.	51,448	2,537,415
EMC Corp.*	106,010	2,682,053
Emerson Electric Co.	36,498	1,932,934
Entergy Corp.	8,899	567,311
EOG Resources, Inc.	13,633	1,646,730
EQT Corp.	7,508	442,822
Equifax, Inc.	6,016	325,586
Equity Residential (REIT)	16,240	920,321
Estee Lauder Cos., Inc., Class A	12,015	719,218
Exelon Corp.	43,166	1,283,757
Expedia, Inc.	4,701	288,876
Expeditors International of Washington, Inc.	10,567	417,925
Express Scripts Holding Co.*	41,085	2,218,590
Exxon Mobil Corp.	229,382	19,853,012
F5 Networks, Inc.*	3,966	385,297
Family Dollar Stores, Inc.	4,868	308,680
Fastenal Co.	13,525	631,482
FedEx Corp.	14,654	1,344,065
Fidelity National Information Services, Inc.	12,428	432,619

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Fifth Third Bancorp	45,169	$686,117
First Horizon National Corp.	12,492	123,796
First Solar, Inc.*	2,950	91,096
FirstEnergy Corp.	20,987	876,417
Fiserv, Inc.*	6,683	528,157
FLIR Systems, Inc.	7,583	169,177
Flowserve Corp.	2,497	366,560
Fluor Corp.	8,379	492,182
FMC Corp.	6,892	403,320
FMC Technologies, Inc.*	11,963	512,375
Ford Motor Co.	192,242	2,489,534
Forest Laboratories, Inc.*	11,734	414,445
Fossil, Inc.*	2,707	252,022
Franklin Resources, Inc.	6,935	871,730
Freeport-McMoRan Copper & Gold, Inc.	47,634	1,629,083
Frontier Communications Corp.	50,120	214,514
GameStop Corp., Class A	6,197	155,483
Gannett Co., Inc.	11,616	209,204
Gap, Inc.	14,964	464,483
General Dynamics Corp.	16,641	1,152,722
General Electric Co.	527,574	11,073,778
General Mills, Inc.	32,532	1,314,618
Genuine Parts Co.	7,784	494,907
Genworth Financial, Inc., Class A*	24,682	185,362
Gilead Sciences, Inc.*	38,126	2,800,355
Goldman Sachs Group, Inc.	22,226	2,835,149
Goodyear Tire & Rubber Co.*	12,286	169,670
Google, Inc., Class A*	13,392	9,499,883
H&R Block, Inc.	13,608	252,701
H.J. Heinz Co.	16,070	926,918
Halliburton Co.	46,844	1,625,018
Harley-Davidson, Inc.	11,437	558,583
Harman International Industries, Inc.	3,372	150,526
Harris Corp.	5,684	278,289
Hartford Financial Services Group, Inc.	21,872	490,808
Hasbro, Inc.	5,818	208,866
HCP, Inc. (REIT)	22,758	1,028,206
Health Care REIT, Inc. (REIT)	13,075	801,367
Helmerich & Payne, Inc.	5,305	297,133
Hershey Co.	7,475	539,845
Hess Corp.	14,910	789,634
Hewlett-Packard Co.	98,664	1,405,962
Home Depot, Inc.	75,226	4,652,728
Honeywell International, Inc.	39,421	2,502,051
Hormel Foods Corp.	6,730	210,043
Hospira, Inc.*	8,287	258,886
Host Hotels & Resorts, Inc. (REIT)	36,263	568,241
Hudson City Bancorp, Inc.	23,860	193,982
Humana, Inc.	7,964	546,569
Huntington Bancshares, Inc./Ohio	43,084	275,307
Illinois Tool Works, Inc.	21,455	1,304,679
Integrys Energy Group, Inc.	3,911	204,232
Intel Corp.	250,353	5,164,782
IntercontinentalExchange, Inc.*	3,652	452,154
International Business Machines Corp.	53,437	10,235,857
International Flavors & Fragrances, Inc.	4,090	$272,149
International Game Technology	13,408	189,991
International Paper Co.	22,205	884,647
Interpublic Group of Cos., Inc.	21,941	241,790
Intuit, Inc.	14,015	833,893
Intuitive Surgical, Inc.*	2,004	982,701
Invesco Ltd.	22,344	582,955
Iron Mountain, Inc.	8,576	266,285
J.C. Penney Co., Inc.	7,148	140,887
J.M. Smucker Co.	5,493	473,716
Jabil Circuit, Inc.	9,498	183,216
Jacobs Engineering Group, Inc.*	6,512	277,216
JDS Uniphase Corp.*	11,643	157,646
Johnson & Johnson	139,430	9,774,043
Johnson Controls, Inc.	34,320	1,053,624
Joy Global, Inc.	5,314	338,927
JPMorgan Chase & Co.	191,262	8,409,790
Juniper Networks, Inc.*	25,930	510,043
Kellogg Co.	12,387	691,814
KeyCorp	47,350	398,687
Kimberly-Clark Corp.	19,688	1,662,258
Kimco Realty Corp. (REIT)	20,424	394,592
Kinder Morgan, Inc.	31,743	1,121,480
KLA-Tencor Corp.	8,357	399,130
Kohl’s Corp.	10,603	455,717
Kraft Foods Group, Inc.	29,900	1,359,553
Kroger Co.	25,859	672,851
L-3 Communications Holdings, Inc.	4,714	361,187
Laboratory Corp. of America Holdings*	4,813	416,902
Lam Research Corp.*	8,627	311,694
Legg Mason, Inc.	6,034	155,194
Leggett & Platt, Inc.	7,058	192,119
Lennar Corp., Class A	8,172	316,011
Leucadia National Corp.	9,944	236,568
Life Technologies Corp.*	8,602	422,186
Limited Brands, Inc.	11,972	563,402
Lincoln National Corp.	14,011	362,885
Linear Technology Corp.	11,557	396,405
Lockheed Martin Corp.	13,512	1,247,022
Loews Corp.	15,684	639,123
Lorillard, Inc.	6,555	764,772
Lowe’s Cos., Inc.	56,589	2,010,041
LSI Corp.*	27,987	198,148
M&T Bank Corp.	6,140	604,606
Macy’s, Inc.	19,893	776,225
Marathon Oil Corp.	35,699	1,094,531
Marathon Petroleum Corp.	17,138	1,079,694
Marriott International, Inc., Class A	12,366	460,881
Marsh & McLennan Cos., Inc.	27,309	941,341
Masco Corp.	17,923	298,597
Mastercard, Inc., Class A	5,386	2,646,034
Mattel, Inc.	17,377	636,346
McCormick & Co., Inc. (Non-Voting)	6,657	422,919
McDonald’s Corp.	50,491	4,453,811
McGraw-Hill Cos., Inc.	14,061	768,715
McKesson Corp.	11,844	1,148,394

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Mead Johnson Nutrition Co.	62,319	$4,106,199
MeadWestvaco Corp.	8,714	277,715
Medtronic, Inc.	50,887	2,087,385
Merck & Co., Inc.	153,058	6,266,195
MetLife, Inc.	54,909	1,808,702
MetroPCS Communications, Inc.*	15,780	156,853
Microchip Technology, Inc.	9,721	316,807
Micron Technology, Inc.*	51,069	324,288
Microsoft Corp.	381,109	10,187,044
Molex, Inc.	6,912	188,905
Molson Coors Brewing Co., Class B	7,810	334,190
Mondelez International, Inc., Class A	89,438	2,277,986
Monsanto Co.	26,902	2,546,274
Monster Beverage Corp.*	7,506	396,917
Moody’s Corp.	9,706	488,406
Morgan Stanley	69,394	1,326,813
Mosaic Co.	13,878	785,911
Motorola Solutions, Inc.	14,117	786,035
Murphy Oil Corp.	9,262	551,552
Mylan, Inc.*	20,370	559,768
NASDAQ OMX Group, Inc.	5,949	148,784
National Oilwell Varco, Inc.	21,544	1,472,532
NetApp, Inc.*	17,941	601,921
Netflix, Inc.*	2,788	258,671
Newell Rubbermaid, Inc.	14,495	322,804
Newfield Exploration Co.*	6,775	181,435
Newmont Mining Corp.	24,898	1,156,263
News Corp., Class A	101,449	2,591,007
NextEra Energy, Inc.	21,357	1,477,691
NIKE, Inc., Class B	36,690	1,893,204
NiSource, Inc.	15,610	388,533
Noble Energy, Inc.	8,924	907,928
Nordstrom, Inc.	7,666	410,131
Norfolk Southern Corp.	15,873	981,586
Northeast Utilities	15,748	615,432
Northern Trust Corp.	10,984	550,957
Northrop Grumman Corp.	12,406	838,397
NRG Energy, Inc.	16,225	373,013
Nucor Corp.	15,932	687,944
NVIDIA Corp.	31,881	391,817
NYSE Euronext	12,347	389,424
Occidental Petroleum Corp.	40,771	3,123,466
Omnicom Group, Inc.	13,330	665,967
ONEOK, Inc.	10,291	439,940
Oracle Corp.	189,114	6,301,278
O’Reilly Automotive, Inc.*	5,769	515,864
Owens-Illinois, Inc.*	8,287	176,264
PACCAR, Inc.	17,740	802,025
Pall Corp.	5,593	337,034
Parker Hannifin Corp.	7,500	637,950
Patterson Cos., Inc.	4,266	146,025
Paychex, Inc.	16,203	504,561
Peabody Energy Corp.	13,468	358,383
People’s United Financial, Inc.	17,632	213,171
Pepco Holdings, Inc.	11,489	225,299
PepsiCo, Inc.	77,825	5,325,565
PerkinElmer, Inc.	5,726	181,743
Perrigo Co.	4,411	458,876
PetSmart, Inc.	5,426	$370,813
Pfizer, Inc.	370,418	9,290,083
PG&E Corp.	21,648	869,817
Philip Morris International, Inc.	84,048	7,029,775
Phillips 66	31,460	1,670,526
Pinnacle West Capital Corp.	5,498	280,288
Pioneer Natural Resources Co.	6,174	658,087
Pitney Bowes, Inc.	10,073	107,177
Plum Creek Timber Co., Inc. (REIT)	8,107	359,708
PNC Financial Services Group, Inc.	26,565	1,549,005
PPG Industries, Inc.	7,739	1,047,474
PPL Corp.	29,143	834,364
Praxair, Inc.	14,963	1,637,700
Precision Castparts Corp.	7,348	1,391,858
priceline.com, Inc.*	2,516	1,562,939
Principal Financial Group, Inc.	13,923	397,084
Procter & Gamble Co.	137,562	9,339,084
Progressive Corp.	28,125	593,438
Prologis, Inc. (REIT)	23,118	843,576
Prudential Financial, Inc.	23,385	1,247,122
Public Service Enterprise Group, Inc.	25,390	776,934
Public Storage (REIT)	7,232	1,048,351
PulteGroup, Inc.*	16,946	307,739
QEP Resources, Inc.	8,922	270,069
QUALCOMM, Inc.	85,739	5,317,533
Quanta Services, Inc.*	10,697	291,921
Quest Diagnostics, Inc.	7,967	464,237
Ralph Lauren Corp.	3,065	459,505
Range Resources Corp.	8,154	512,316
Raytheon Co.	16,662	959,065
Red Hat, Inc.*	9,687	513,024
Regions Financial Corp.	70,929	505,014
Republic Services, Inc.	15,032	440,889
Reynolds American, Inc.	16,220	671,995
Robert Half International, Inc.	7,118	226,495
Rockwell Automation, Inc.	6,964	584,906
Rockwell Collins, Inc.	7,134	414,985
Roper Industries, Inc.	5,001	557,511
Ross Stores, Inc.	11,238	608,538
Rowan Cos., plc, Class A*	6,234	194,937
Ryder System, Inc.	2,535	126,573
Safeway, Inc.	12,022	217,478
SAIC, Inc.	14,213	160,891
Salesforce.com, Inc.*	6,577	1,105,594
Samsonite International S.A.	1,720,500	3,599,208
SanDisk Corp.*	12,122	528,034
SCANA Corp.	6,583	300,448
Schlumberger Ltd.	66,799	4,628,503
Scripps Networks Interactive, Inc., Class A	4,337	251,199
Sealed Air Corp.	9,823	172,001
Sempra Energy	11,280	800,203
Sherwin-Williams Co.	4,342	667,886
Sigma-Aldrich Corp.	6,061	445,968
Simon Property Group, Inc. (REIT)	15,563	2,460,355
Sims Metal Management Ltd.	8,918	86,947
SLM Corp.	23,558	403,549

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Snap-on, Inc.	2,919	$230,572
Southern Co.	43,898	1,879,273
Southwest Airlines Co.	37,294	381,891
Southwestern Energy Co.*	17,473	583,773
Spectra Energy Corp.	33,520	917,778
Sprint Nextel Corp.*	150,569	853,726
St. Jude Medical, Inc.	15,479	559,411
Stanley Black & Decker, Inc.	8,438	624,159
Staples, Inc.	34,247	390,416
Starbucks Corp.	37,415	2,006,192
Starwood Hotels & Resorts Worldwide, Inc.	9,860	565,570
State Street Corp.	23,390	1,099,564
Stericycle, Inc.*	4,299	400,968
Stryker Corp.	14,510	795,438
SunTrust Banks, Inc.	27,023	766,102
Symantec Corp.*	34,739	653,441
Sysco Corp.	29,751	941,917
T. Rowe Price Group, Inc.	12,890	839,526
Target Corp.	32,700	1,934,859
TECO Energy, Inc.	10,220	171,287
Tenet Healthcare Corp.*	5,405	175,500
Teradata Corp.*	8,461	523,651
Teradyne, Inc.*	9,386	158,530
Tesoro Corp.	7,017	309,099
Texas Instruments, Inc.	56,395	1,744,861
Textron, Inc.	14,100	349,539
Thermo Fisher Scientific, Inc.	18,126	1,156,076
Tiffany & Co.	5,974	342,549
Time Warner Cable, Inc.	15,185	1,475,830
Time Warner, Inc.	47,618	2,277,569
TJX Cos., Inc.	36,694	1,557,660
Torchmark Corp.	4,788	247,396
Total System Services, Inc.	8,119	173,909
Travelers Cos., Inc.	19,194	1,378,513
TripAdvisor, Inc.*	5,492	230,444
Tyson Foods, Inc., Class A	14,534	281,960
U.S. Bancorp	94,609	3,021,811
Union Pacific Corp.	23,668	2,975,541
United Parcel Service, Inc., Class B	35,938	2,649,709
United States Steel Corp.	7,243	172,890
United Technologies Corp.	42,430	3,479,684
UnitedHealth Group, Inc.	51,396	2,787,719
Unum Group	14,061	292,750
Urban Outfitters, Inc.*	5,479	215,653
Valero Energy Corp.	27,975	954,507
Varian Medical Systems, Inc.*	5,557	390,324
Ventas, Inc. (REIT)	14,822	959,280
VeriSign, Inc.*	7,849	304,698
Verizon Communications, Inc.	143,594	6,213,312
VF Corp.	4,412	666,080
Viacom, Inc., Class B	23,248	1,226,100
Visa, Inc., Class A	26,228	3,975,640
Vornado Realty Trust (REIT)	8,486	679,559
Vulcan Materials Co.	6,494	338,013
W.W. Grainger, Inc.	3,008	608,729
Walgreen Co.	43,279	1,601,756
Wal-Mart Stores, Inc.	84,152	5,741,691
Walt Disney Co.	89,160	4,439,276
Washington Post Co., Class B	225	82,172
Waste Management, Inc.	21,867	$737,793
Waters Corp.*	4,400	383,328
Watson Pharmaceuticals, Inc.*	6,406	550,916
WellPoint, Inc.	15,237	928,238
Wells Fargo & Co.	246,214	8,415,595
Western Digital Corp.	10,925	464,203
Western Union Co.	30,231	411,444
Weyerhaeuser Co. (REIT)	27,347	760,794
Whirlpool Corp.	3,892	396,011
Whole Foods Market, Inc.	8,728	797,128
Williams Cos., Inc.	34,073	1,115,550
Windstream Corp.	29,512	244,359
Wisconsin Energy Corp.	11,566	426,207
WPX Energy, Inc.*	9,992	148,681
Wyndham Worldwide Corp.	7,136	379,707
Wynn Resorts Ltd.	3,985	448,273
Xcel Energy, Inc.	24,468	653,540
Xerox Corp.	63,610	433,820
Xilinx, Inc.	13,157	472,336
Xylem, Inc.	9,316	252,464
Yahoo!, Inc.*	52,314	1,041,049
Yum! Brands, Inc.	90,451	6,005,946
Zimmer Holdings, Inc.	8,767	584,408
Zions Bancorp	9,244	197,822

		638,781,632

Total Common Stocks (81.1%) (Cost $1,234,702,548)		1,714,763,593

	Number of Rights	Value (Note 1)
RIGHTS:
Singapore (0.0%)
Olam International Ltd., expiring 1/21/13*†	28,796	—

Spain (0.0%)
Repsol S.A., expiring 1/10/13*	45,953	28,023

Total Rights (0.0%) (Cost $—)		28,023

Total Investments (81.1%) (Cost $1,234,702,548)		1,714,791,616
Other Assets Less Liabilities (18.9%)		399,388,492

Net Assets (100%)		$2,114,180,108

*	Non-income producing.
†	Securities (totaling $876,050 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid security.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2012, the market value of these securities amounted to $1,952,008 or 0.1% of net assets.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Glossary:

ADR	— American Depositary Receipt
CDI	— CHESS Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
GDR	— Global Depositary Receipt
NVDR	— Non-Voting Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

Investments in companies which were affiliates for the year ended December 31, 2012, were as follows:

Securities	Market Value December 31, 2011	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)
AXA S.A.	$1,511,206	$—	$359,595	$1,793,528	$89,234	$(167,689)

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	2,356	March-13	$81,429,458	$81,321,328	$(108,130)
FTSE 100 Index	529	March-13	50,358,397	50,253,855	(104,542)
S&P 500 E-Mini Index	2,671	March-13	190,082,167	189,654,355	(427,812)
SPI 200 Index	168	March-13	19,838,158	20,132,638	294,480
TOPIX Index	519	March-13	47,347,170	51,609,454	4,262,284

					$3,916,280

At December 31, 2012, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contract	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Current Settlement Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 3/15/13	HSBC Bank plc	12,000	$15,849,396	$15,662,820	$186,576

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen vs. U.S. Dollar, expiring 1/24/13	State Street Bank & Trust	100,412	$1,193,421	$1,159,235	$34,186
Japanese Yen vs. U.S. Dollar, expiring 1/24/13	State Street Bank & Trust	43,810	506,753	505,774	979

					$35,165

					$221,741

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$81,278,798	$112,108,423	$—	$193,387,221
Consumer Staples	85,920,066	127,385,927	—	213,305,993
Energy	81,336,431	86,463,186	—	167,799,617
Financials	110,484,449	249,465,901	863,087	360,813,437
Health Care	76,992,017	80,746,651	—	157,738,668
Industrials	69,595,791	104,241,165	12,963	173,849,919
Information Technology	123,338,340	88,681,011	—	212,019,351
Materials	38,497,634	81,883,446	—	120,381,080
Telecommunication Services	19,608,890	48,236,639	—	67,845,529
Utilities	22,000,357	25,622,421	—	47,622,778
Forward Currency Contracts	—	221,741	—	221,741
Futures	4,556,764	—	—	4,556,764
Rights
Consumer Staples	—	—	—	—
Energy	—	28,023	—	28,023

Total Assets	$713,609,537	$1,005,084,534	$876,050	$1,719,570,121

Liabilities:
Futures	$(640,484)	$—	$—	$(640,484)

Total Liabilities	$(640,484)	$—	$—	$(640,484)

Total	$712,969,053	$1,005,084,534	$876,050	$1,718,929,637

(a)	Securities with a market value of $21,467,588 transferred from Level 1 to Level 2 since the beginning of the period because they are valued using fair value factors based on third party vendor modeling tools.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary	Investments in Common Stocks- Financials†	Investments in Common Stocks- Industrials†††

Balance as of 12/31/11	$—	$—	$13,515
Total gains or losses (realized/unrealized) included in earnings	1,809	218,837	12,939
Purchases	—	644,250	—
Sales	(1,809)	—	—
Issuances	—	—	—
Settlements	—	—	(13,491)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 12/31/12	$—	$863,087	$12,963

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$—	$218,837	$12,963

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Investments in Preferred Stocks– Consumer Discretionary	Investment in Rights – Consumer Staples††

Balance as of 12/31/11	$—	$—
Total gains or losses (realized/unrealized) included in earnings	250	—
Purchases	—	—
Sales	(250)	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/12	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$—	$—

†	Includes security held with $0 cost and market value.
††	Security received through corporate action with $0 cost and market value.
†††	Security received through a corporate action with $0 cost.

Fair Values of Derivative Instruments as of December 31, 2012:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	221,741
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	4,556,764	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$4,778,505

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(640,484	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(640,484)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	261,580	—	261,580
Credit contracts	—	—	—	—	—
Equity contracts	—	50,970,045	—	—	50,970,045
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$50,970,045	$261,580	$—	$51,231,625

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	541,387	—	541,387
Credit contracts	—	—	—	—	—
Equity contracts	—	1,674,139	—	—	1,674,139
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,674,139	$541,387	$—	$2,215,526

This Portfolio held forward foreign currency contracts with an average settlement value of approximately $43,978,000 and futures contracts with an average notional balance of approximately $288,381,000 for the year ended December 31, 2012.

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$252,695,469
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$645,958,116

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$539,485,585
Aggregate gross unrealized depreciation	(71,509,567)

Net unrealized appreciation	$467,976,018

Federal income tax cost of investments	$1,246,815,598

For the year ended December 31, 2012, the Portfolio incurred approximately $4,357 as brokerage commissions with Morgan Stanley & Co., Inc., and $419 with JPMorgan Chase & Co., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $589,133,617, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $78,721,111 during 2012.

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $33,743,779 for Short Term during 2012.

The Portfolio has an India capital gains tax capital loss carryforward of approximately INR 2,404,438,801 as of March 31, 2012, which converted to U.S. Dollars at December 31, 2012 is approximately $43,914,284.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,362,118)	$1,793,528
Unaffiliated Issuers (Cost $1,232,340,430)	1,712,998,088
Cash	185,938,348
Foreign cash (Cost $188,351,925)	188,657,739
Cash held as collateral at broker	22,505,000
Due from broker for futures variation margin	3,480,764
Dividends, interest and other receivables	2,076,890
Receivable for securities sold	1,926,034
Receivable from Separate Accounts for Trust shares sold	410,376
Unrealized appreciation on forward foreign currency contracts	221,741
Other assets	71,908

Total assets	2,120,080,416

LIABILITIES
Payable for securities purchased	2,338,033
Payable to Separate Accounts for Trust shares redeemed	1,512,297
Investment management fees payable	1,285,389
Distribution fees payable - Class IB	311,327
Administrative fees payable	277,833
Distribution fees payable - Class IA	8,523
Trustees’ fees payable	1,566
Accrued expenses	165,340

Total liabilities	5,900,308

NET ASSETS	$2,114,180,108

Net assets were comprised of:
Paid in capital	$2,294,126,515
Accumulated undistributed net investment income (loss)	(4,106,142)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(660,375,530)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	484,535,265

Net assets	$2,114,180,108

Class IA
Net asset value, offering and redemption price per share, $40,407,424 / 3,262,235 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.39

Class IB
Net asset value, offering and redemption price per share, $1,479,647,486 / 119,732,225 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.36

Class K
Net asset value, offering and redemption price per share, $594,125,198 / 47,966,399 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.39

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends ($89,234 of dividend income received from affiliates) (net of $2,524,373 foreign withholding tax)	$48,048,939
Interest	285,657

Total income	48,334,596

EXPENSES
Investment management fees	15,176,487
Distribution fees - Class IB	3,682,869
Administrative fees	3,281,879
Custodian fees	710,000
Printing and mailing expenses	264,975
Professional fees	118,901
Distribution fees - Class IA	100,274
Trustees’ fees	59,951
Miscellaneous	74,042

Total expenses	23,469,378

NET INVESTMENT INCOME (LOSS)	24,865,218

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($(167,689) of realized gain (loss) from affiliates)	77,272,304
Futures	50,970,045
Foreign currency transactions	(508,156)

Net realized gain (loss)	127,734,193

Change in unrealized appreciation (depreciation) on:
Securities ($641,917 of change in unrealized appreciation (depreciation) from affiliates)	172,939,908
Futures	1,674,139
Foreign currency translations	1,636,385

Net change in unrealized appreciation (depreciation)	176,250,432

NET REALIZED AND UNREALIZED GAIN (LOSS)	303,984,625

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$328,849,843

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$24,865,218	$27,570,070
Net realized gain (loss) on investments, futures and foreign currency transactions	127,734,193	(75,708,831)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	176,250,432	(239,527,036)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	328,849,843	(287,665,797)

DIVIDENDS:
Dividends from net investment income
Class IA	(561,417)	(2,394,857)
Class IB	(20,590,849)	(28,897,618)
Class K†	(9,737,833)	(11,095,179)

TOTAL DIVIDENDS	(30,890,099)	(42,387,654)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 541,968 and 3,484,679 shares, respectively ]	6,312,806	43,288,443
Capital shares issued in reinvestment of dividends [ 45,658 and 218,671 shares, respectively ]	561,417	2,394,857
Capital shares repurchased [ (1,117,054) and (55,334,967) shares, respectively ]	(13,004,590)	(631,575,252	)(z)

Total Class IA transactions	(6,130,367)	(585,891,952)

Class IB
Capital shares sold [ 6,427,691 and 5,671,852 shares, respectively ]	74,017,844	68,110,209
Capital shares issued in reinvestment of dividends [ 1,678,511 and 2,746,631 shares, respectively ]	20,590,849	28,897,618
Capital shares repurchased [ (21,697,414) and (26,108,755) shares, respectively ]	(253,020,175)	(318,202,894)

Total Class IB transactions	(158,411,482)	(221,195,067)

Class K†
Capital shares sold [ 1,586,204 and 52,873,403 shares, respectively ]	18,432,771	598,419,083	(z)
Capital shares issued in reinvestment of dividends [ 791,327 and 1,062,071 shares, respectively ]	9,737,833	11,095,179
Capital shares repurchased [ (6,554,653) and (1,791,953) shares, respectively ]	(76,290,347)	(19,589,999)

Total Class K transactions	(48,119,743)	589,924,263

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(212,661,592)	(217,162,756)

TOTAL INCREASE (DECREASE) IN NET ASSETS	85,298,152	(547,216,207)
NET ASSETS:
Beginning of year	2,028,881,956	2,576,098,163

End of year (a)	$2,114,180,108	$2,028,881,956

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of)	$(4,106,142)	$2,231,111

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/Global Multi-Sector Equity Portfolio exchanged approximately 48,326,335 Class IA shares for approximately 48,326,335 Class K shares. This exchange amounted to approximately $547,727,389.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011		2010	2009		2008
Net asset value, beginning of year	$10.74	$12.50		$11.35	$7.65		$18.85

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.20	(e)	0.13 (e)	0.13	(e)	0.10	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.69	(1.71)		1.18	3.72		(10.55)

Total from investment operations	1.82	(1.51)		1.31	3.85		(10.45)

Less distributions:
Dividends from net investment income	(0.17)	(0.25)		(0.16)	(0.15)		(0.04)
Distributions from net realized gains	—	—		—	—		(0.71)

Total dividends and distributions	(0.17)	(0.25)		(0.16)	(0.15)		(0.75)

Net asset value, end of year	$12.39	$10.74		$12.50	$11.35		$7.65

Total return	16.99%	(12.07)%		11.60%	50.37%		(57.14)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$40,407	$40,714		$692,623	$576,308		$310,097
Ratio of expenses to average net assets:
After reimbursements	1.19%	0.92%		0.91%	1.00%		1.43%
After reimbursements and fees paid indirectly	1.19%	0.92%		0.91%	1.00%		1.43%
Before reimbursements and fees paid indirectly	1.19%	0.92%		0.91%	1.06%		1.44%
Ratio of net investment income (loss) to average net assets:
After reimbursements	1.11%	1.55%		1.13%	1.38%		0.72%
After reimbursements and fees paid indirectly	1.11%	1.55%		1.13%	1.38%		0.72%
Before reimbursements and fees paid indirectly	1.11%	1.54%		1.12%	1.31%		0.72%
Portfolio turnover rate	14%	18%		21%	144%		105%

	Year Ended December 31,
Class IB	2012	2011		2010	2009		2008
Net asset value, beginning of year	$10.71	$12.47		$11.32	$7.62		$18.79

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.13	(e)	0.10 (e)	0.10	(e)	0.05	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.69	(1.67)		1.18	3.72		(10.49)

Total from investment operations	1.82	(1.54)		1.28	3.82		(10.44)

Less distributions:
Dividends from net investment income	(0.17)	(0.22)		(0.13)	(0.12)		(0.02)
Distributions from net realized gains	—	—		—	—		(0.71)

Total dividends and distributions	(0.17)	(0.22)		(0.13)	(0.12)		(0.73)

Net asset value, end of year	$12.36	$10.71		$12.47	$11.32		$7.62

Total return	17.03%	(12.32)%		11.34%	50.18%		(57.28)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,479,647	$1,428,266		$1,883,475	$1,869,011		$1,167,237
Ratio of expenses to average net assets:
After reimbursements	1.19%	1.17%		1.16%	1.26%		1.68	%(c)
After reimbursements and fees paid indirectly	1.19%	1.17%		1.16%	1.26%		1.68	%(c)
Before reimbursements and fees paid indirectly	1.19%	1.17	%(c)	1.16%	1.31	%(c)	1.69	%(c)
Ratio of net investment income (loss) to average net assets:
After reimbursements	1.11%	1.09%		0.87%	1.06%		0.36%
After reimbursements and fees paid indirectly	1.11%	1.09%		0.87%	1.06%		0.36%
Before reimbursements and fees paid indirectly	1.11%	1.09%		0.86%	0.99%		0.36%
Portfolio turnover rate	14%	18%		21%	144%		105%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$10.74	$11.21

Income (loss) from investment operations:
Net investment income (loss)	0.16 (e)	0.03 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.69	(0.28)

Total from investment operations	1.85	(0.25)

Less distributions:
Dividends from net investment income	(0.20)	(0.22)

Net asset value, end of period	$12.39	$10.74

Total return (b)	17.29%	(2.21)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$594,125	$559,902
Ratio of expenses to average net assets:
After reimbursements (a)	0.94%	0.95%
After reimbursements and fees paid indirectly (a)	0.94%	0.95%
Before reimbursements and fees paid indirectly (a)	0.94%	0.95%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	1.37%	0.83%
After reimbursements and fees paid indirectly (a)	1.37%	0.83%
Before reimbursements and fees paid indirectly (a)	1.37%	0.83%
Portfolio turnover rate	14%	18%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	1.02%	2.55%	2.92%
Portfolio – Class IB Shares**	1.02	2.32	2.69
Portfolio – Class K Shares***	1.27	N/A	1.61
Barclays Intermediate U.S. Government Bond Index	1.73	4.51	4.10
* Date of inception 4/1/91. ** Date of inception 5/1/97. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 1.02% for the year ended December 31, 2012. The Portfolio’s benchmark, the Barclays Intermediate U.S. Government Bond Index, returned 1.73% over the same period.

Portfolio highlights

Compared to its benchmark, the Portfolio’s high-quality U.S. Treasury and agency bonds of slightly shorter duration hurt performance during the year. Bonds of very short duration, such as those held by the Portfolio, are less sensitive to interest-rate changes than the broad market, however, and the Portfolio’s holdings underperformed longer duration bonds associated with the benchmark, which posted modest gains as the U.S. Treasury yield curve flattened slightly over the year.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Characteristics
As of December 31, 2012
Weighted Average Life (Years)	3.39
Weighted Average Coupon (%)	2.2
Weighted Average Modified Duration (Years)*	3.25
Weighted Average Rating	AA	+
* Modified duration is a measure of the price senstivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of December 31, 2012	% of Net Assets
Government Securities	89.4%
Investment Companies	9.8
Corporate Bonds	0.3
Cash and Other	0.5

Total	100.0%

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,003.40	$3.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.51	3.66
Class IB
Actual	1,000.00	1,003.40	3.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.51	3.67
Class K
Actual	1,000.00	1,005.00	2.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.77	2.40

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.72%, 0.72% and 0.47%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (0.3%)
Financials (0.2%)
Diversified Financial Services (0.2%)
National Credit Union Administration Guaranteed Notes
Series A3 2.350%, 6/12/17	$280,000	$296,735
Series A5 3.450%, 6/12/21	280,000	310,274
Private Export Funding Corp.
4.550%, 5/15/15	560,000	611,224
4.950%, 11/15/15	180,000	202,946
1.375%, 2/15/17	740,000	757,293
4.375%, 3/15/19	280,000	328,978
2.050%, 11/15/22	10,325,000	10,290,458

Total Financials		12,797,908

Utilities (0.1%)
Independent Power Producers & Energy Traders (0.1%)
Tennessee Valley Authority
5.500%, 7/18/17	1,850,000	2,236,133
3.875%, 2/15/21	3,345,000	3,887,394
1.875%, 8/15/22	6,500,000	6,447,417

Total Utilities		12,570,944

Total Corporate Bonds		25,368,852

Government Securities (89.4%)
U.S. Government Agencies (49.3%)
Federal Farm Credit Bank
0.350% 1/27/14	4,650,000	4,649,859
0.250% 1/30/14	14,000,000	13,998,184
1.125% 2/27/14	5,150,000	5,201,531
2.625% 4/17/14	15,850,000	16,328,184
0.300% 4/23/14	14,000,000	14,001,469
0.360% 6/25/14	9,300,000	9,304,281
0.300% 7/18/14	18,650,000	18,645,752
1.625% 11/19/14	2,800,000	2,866,773
0.320% 3/12/15	18,676,000	18,670,662
0.450% 4/24/15	14,000,000	13,999,777
4.875% 12/16/15	14,000,000	15,848,022
0.625% 3/23/16	14,000,000	13,993,925
0.730% 7/26/16	14,000,000	13,998,877
5.125% 8/25/16	7,450,000	8,684,362
4.875% 1/17/17	20,050,000	23,410,077
2.500% 6/20/22	1,850,000	1,863,005
Federal Home Loan Bank
0.330% 1/3/14	9,300,000	9,306,733
0.375% 1/29/14	28,900,000	28,938,524
0.300% 2/13/14	4,650,000	4,651,411
2.375% 3/14/14	14,000,000	14,349,059
1.375% 5/28/14	37,250,000	37,829,424
0.375% 6/12/14	37,250,000	37,285,447
5.250% 6/18/14	39,150,000	41,976,606
0.400% 7/30/14	9,300,000	9,302,064
0.450% 8/7/14	9,300,000	9,302,871
0.400% 8/13/14	4,650,000	4,651,249
5.500% 8/13/14	15,850,000	17,180,253
0.375% 8/28/14	4,650,000	4,650,211

0.400% 8/28/14	$2,500,000	$2,500,428
0.400% 11/14/14	14,000,000	14,012,366
2.750% 12/12/14	14,000,000	14,646,209
0.375% 1/15/15	25,000,000	25,005,275
0.250% 1/16/15	21,000,000	20,978,441
0.450% 2/13/15	14,000,000	14,004,542
2.750% 3/13/15	18,650,000	19,632,900
0.500% 11/20/15	23,300,000	23,371,414
0.500% 1/8/16	5,000,000	4,990,855
1.000% 3/11/16	13,490,000	13,699,984
3.125% 3/11/16	4,650,000	5,034,209
5.375% 5/18/16	32,600,000	37,924,470
2.125% 6/10/16	23,300,000	24,554,008
2.000% 9/9/16	14,000,000	14,706,195
4.750% 12/16/16	15,850,000	18,434,729
4.875% 5/17/17	16,700,000	19,686,227
5.250% 6/5/17	4,650,000	5,542,097
1.000% 6/9/17	18,650,000	18,729,218
1.000% 6/21/17	30,000,000	30,349,455
1.050% 7/26/17	9,300,000	9,300,770
2.250% 9/8/17	1,850,000	1,969,439
5.000% 11/17/17	3,450,000	4,139,633
4.750% 6/8/18	1,850,000	2,215,882
1.875% 3/8/19	32,600,000	33,946,801
5.375% 5/15/19	1,850,000	2,322,301
1.625% 6/14/19	6,000,000	6,095,581
4.125% 12/13/19	450,000	532,233
4.125% 3/13/20	4,650,000	5,503,615
4.625% 9/11/20	9,500,000	11,457,749
3.625% 3/12/21	450,000	512,447
5.625% 6/11/21	1,850,000	2,410,496
Federal Home Loan Mortgage Corp.
2.500% 1/7/14	15,850,000	16,211,680
0.450% 1/9/14	9,300,000	9,319,060
0.550% 1/9/14	3,750,000	3,750,304
4.500% 1/15/14	23,300,000	24,328,991
0.600% 1/24/14	950,000	950,262
5.000% 1/30/14	20,895,000	21,965,438
1.375% 2/25/14	25,150,000	25,469,679
0.375% 2/27/14	18,650,000	18,671,498
0.400% 2/27/14	7,200,000	7,202,313
2.500% 4/23/14	29,350,000	30,201,452
0.375% 4/28/14	9,300,000	9,309,917
5.000% 7/15/14	18,650,000	20,000,072
0.625% 7/25/14	2,800,000	2,800,930
3.000% 7/28/14	15,985,000	16,664,607
1.000% 7/30/14	20,500,000	20,731,396
1.000% 8/20/14	8,400,000	8,492,812
1.000% 8/27/14	23,300,000	23,568,241
0.375% 8/28/14	37,250,000	37,280,087
5.000% 11/13/14	450,000	488,966
0.750% 11/25/14	27,950,000	28,175,677
0.350% 11/26/14	25,000,000	25,014,790
0.625% 12/29/14	27,950,000	28,114,447
0.850% 1/9/15	4,650,000	4,650,771
0.800% 1/13/15	950,000	955,531
4.500% 1/15/15	14,900,000	16,138,679
0.650% 1/30/15	450,000	451,975
0.800% 1/30/15	950,000	950,551
2.875% 2/9/15	27,950,000	29,439,333
0.550% 2/13/15	1,850,000	1,855,662

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)

0.550% 2/27/15	$5,300,000	$5,309,623
0.500% 4/17/15	23,300,000	23,378,081
0.600% 5/22/15	450,000	450,522
1.000% 6/30/15	950,000	957,137
4.375% 7/17/15	18,650,000	20,528,538
0.500% 8/28/15	18,650,000	18,684,866
1.750% 9/10/15	24,250,000	25,130,064
4.750% 11/17/15	19,550,000	21,965,326
0.500% 11/27/15	20,000,000	20,011,908
0.500% 1/15/16	10,000,000	10,000,973
1.000% 1/27/16	950,000	956,771
0.850% 2/24/16	19,100,000	19,216,453
1.000% 2/24/16	950,000	957,177
1.000% 3/21/16	10,000,000	10,079,289
5.250% 4/18/16	25,200,000	29,095,761
1.000% 5/16/16	9,550,000	9,574,581
2.500% 5/27/16	20,500,000	21,855,995
5.500% 7/18/16	19,500,000	22,873,254
2.000% 8/25/16	37,950,000	39,894,289
5.125% 10/18/16	19,100,000	22,341,629
2.250% 1/23/17	450,000	459,424
5.000% 2/16/17	13,000,000	15,279,542
1.200% 3/6/17	9,300,000	9,394,687
1.000% 3/8/17	37,950,000	38,454,132
5.000% 4/18/17	16,800,000	19,853,301
1.250% 5/12/17	23,300,000	23,823,164
1.250% 5/15/17	250,000	250,978
1.000% 6/29/17	18,650,000	18,853,673
2.250% 7/3/17	9,300,000	9,396,646
1.000% 7/25/17	4,650,000	4,682,018
1.100% 7/25/17	7,450,000	7,454,452
1.000% 7/28/17	27,950,000	28,242,072
2.000% 8/8/17	950,000	960,329
5.500% 8/23/17	16,800,000	20,420,368
1.000% 9/12/17	4,650,000	4,670,902
1.000% 9/29/17	29,300,000	29,561,561
5.125% 11/17/17	22,400,000	26,999,336
0.750% 1/12/18	25,000,000	24,854,595
4.875% 6/13/18	41,900,000	50,608,119
3.750% 3/27/19	19,550,000	22,632,351
1.750% 5/30/19	38,650,000	39,987,259
3.000% 7/10/19	4,650,000	4,711,712
2.000% 7/30/19	200,000	202,830
1.250% 8/1/19	23,300,000	23,313,111
3.000% 8/1/19	14,000,000	14,204,907
1.250% 10/2/19	35,500,000	35,417,171
2.500% 10/17/19	1,000,000	1,031,439
3.000% 8/6/20	4,650,000	4,719,690
2.375% 1/13/22	72,530,000	75,757,882
Federal National Mortgage Association
2.750% 2/5/14	33,100,000	33,999,678
1.350% 2/24/14	200,000	202,449
1.250% 2/27/14	27,950,000	28,266,701
2.750% 3/13/14	49,000,000	50,456,799
1.250% 3/14/14	450,000	455,254
4.125% 4/15/14	18,650,000	19,572,345
2.500% 5/15/14	23,300,000	24,010,072
1.125% 6/27/14	18,650,000	18,882,694
0.875% 8/28/14	44,000,000	44,416,491
1.500% 9/8/14	950,000	968,635
0.625% 9/12/14	250,000	250,687

3.000% 9/16/14	$16,750,000	$17,522,254
4.625% 10/15/14	21,900,000	23,595,544
0.625% 10/30/14	18,650,000	18,767,064
2.625% 11/20/14	27,000,000	28,167,550
0.750% 12/19/14	18,650,000	18,805,655
0.750% 1/30/15	950,000	955,203
0.560% 2/10/15	250,000	250,295
0.800% 2/13/15	950,000	955,808
0.750% 2/24/15	4,650,000	4,676,046
0.550% 2/27/15	5,600,000	5,617,476
5.000% 3/2/15	450,000	494,865
0.375% 3/16/15	27,950,000	27,969,529
5.000% 4/15/15	18,650,000	20,631,626
0.650% 4/30/15	15,000,000	15,023,587
0.500% 5/27/15	43,650,000	43,801,570
0.625% 6/4/15	4,650,000	4,670,128
0.500% 7/2/15	27,950,000	28,028,380
0.650% 7/16/15	9,300,000	9,301,778
2.375% 7/28/15	20,500,000	21,534,672
2.150% 8/4/15	450,000	470,034
0.540% 8/7/15	14,000,000	14,004,017
0.500% 8/20/15	25,950,000	25,964,003
0.550% 8/20/15	4,650,000	4,652,032
0.600% 8/20/15	4,650,000	4,652,357
0.625% 9/4/15	15,750,000	15,762,339
2.000% 9/21/15	5,000,000	5,211,507
0.500% 9/28/15	33,300,000	33,396,893
1.875% 10/15/15	200,000	207,935
4.375% 10/15/15	21,600,000	23,971,583
1.625% 10/26/15	27,950,000	28,898,469
0.750% 11/24/15	4,475,000	4,483,740
0.800% 11/24/15	18,650,000	18,689,006
0.480% 11/25/15	2,500,000	2,501,512
0.500% 11/27/15	23,750,000	23,764,141
0.375% 12/21/15	45,000,000	44,925,300
0.560% 2/16/16	4,650,000	4,644,876
0.700% 2/22/16	14,000,000	14,008,004
0.800% 2/24/16	950,000	955,112
2.000% 3/10/16	450,000	471,229
2.250% 3/15/16	13,050,000	13,772,945
5.000% 3/15/16	36,100,000	41,272,249
2.375% 4/11/16	34,500,000	36,582,389
1.125% 4/26/16	9,300,000	9,326,295
5.375% 7/15/16	27,950,000	32,630,093
0.850% 7/18/16	14,000,000	14,003,591
0.750% 7/26/16	4,650,000	4,659,767
5.250% 9/15/16	9,805,000	11,483,484
1.250% 9/28/16	24,700,000	25,308,045
1.375% 11/15/16	61,800,000	63,651,466
4.875% 12/15/16	18,650,000	21,748,382
1.000% 1/3/17	14,000,000	14,003,500
1.250% 1/30/17	37,950,000	38,852,174
5.000% 2/13/17	21,350,000	25,095,772
1.250% 2/27/17	450,000	450,714
1.200% 3/6/17	950,000	959,673
1.250% 3/6/17	450,000	450,833
1.200% 3/8/17	1,850,000	1,853,353
1.375% 3/8/17	4,650,000	4,659,965
1.125% 4/27/17	23,300,000	23,703,677
5.000% 5/11/17	23,650,000	27,978,648
(Zero Coupon), 6/1/17	1,400,000	1,346,870

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)

5.375% 6/12/17	$20,860,000	$25,083,666
1.125% 6/28/17	9,300,000	9,341,933
1.000% 8/21/17	2,350,000	2,360,202
0.875% 8/28/17	37,250,000	37,407,772
1.100% 8/28/17	4,650,000	4,673,229
1.375% 8/28/17	4,650,000	4,658,520
1.000% 9/20/17	25,000,000	25,117,013
0.875% 10/26/17	45,000,000	45,141,489
0.900% 11/7/17	21,200,000	21,216,682
0.875% 12/20/17	30,000,000	30,039,912
1.250% 10/17/18	2,000,000	2,009,673
1.250% 12/28/18	1,000,000	1,001,996
1.550% 1/10/19	9,300,000	9,302,931
1.750% 1/30/19	2,350,000	2,377,582
1.700% 8/28/19	9,300,000	9,304,961
(Zero Coupon), 10/9/19	950,000	832,254
1.550% 10/15/19	2,000,000	2,002,896
1.550% 10/29/19	10,000,000	10,003,953
2.700% 3/28/22	18,650,000	18,757,187
2.200% 10/25/22	1,000,000	1,002,175
Financing Corp.
9.400% 2/8/18 IO STRIPS	930,000	1,299,855
9.650% 11/2/18 IO STRIPS	1,950,000	2,871,740
8.600% 9/26/19 IO STRIPS	380,000	542,649

		3,599,742,649

U.S. Treasuries (40.1%)
U.S. Treasury Bonds
11.250% 2/15/15	2,800,000	3,447,340
10.625% 8/15/15	1,200,000	1,521,394
9.875% 11/15/15	1,750,000	2,223,984
9.250% 2/15/16	1,300,000	1,656,672
7.250% 5/15/16	4,650,000	5,708,563
7.500% 11/15/16	14,000,000	17,743,807
8.750% 5/15/17	6,450,000	8,720,809
8.875% 8/15/17	3,250,000	4,469,783
9.125% 5/15/18	2,800,000	4,030,012
9.000% 11/15/18	2,800,000	4,105,226
8.875% 2/15/19	9,300,000	13,709,298
8.125% 8/15/19	2,800,000	4,074,827
8.500% 2/15/20	1,850,000	2,784,613
8.750% 5/15/20	2,800,000	4,299,840
8.750% 8/15/20	6,500,000	10,062,105
7.875% 2/15/21	2,800,000	4,213,642
8.125% 5/15/21	3,250,000	4,986,676
8.000% 11/15/21	2,800,000	4,322,518
U.S. Treasury Notes
0.250% 1/31/14	14,000,000	14,008,750
1.250% 2/15/14	15,400,000	15,578,665
4.000% 2/15/14	11,200,000	11,674,687
1.875% 2/28/14	27,000,000	27,519,434
1.250% 3/15/14	37,250,000	37,713,006
1.750% 3/31/14	23,300,000	23,743,520
1.250% 4/15/14	18,650,000	18,896,531
0.250% 4/30/14	4,650,000	4,651,998
1.875% 4/30/14	27,950,000	28,562,499
1.000% 5/15/14	12,600,000	12,734,810
4.750% 5/15/14	34,950,000	37,106,660
2.250% 5/31/14	46,600,000	47,924,642
0.750% 6/15/14	18,650,000	18,794,610
2.625% 6/30/14	20,800,000	21,542,462
0.625% 7/15/14	27,500,000	27,668,652

2.625% 7/31/14	$20,050,000	$20,803,990
0.500% 8/15/14	28,900,000	29,026,438
4.250% 8/15/14	18,150,000	19,325,566
0.250% 8/31/14	55,900,000	55,915,283
2.375% 8/31/14	45,650,000	47,265,047
0.250% 9/15/14	25,150,000	25,155,895
0.250% 9/30/14	60,000,000	60,014,064
2.375% 9/30/14	13,050,000	13,534,022
0.500% 10/15/14	43,350,000	43,546,428
0.250% 10/31/14	25,000,000	25,005,272
2.375% 10/31/14	18,650,000	19,368,098
0.375% 11/15/14	5,150,000	5,162,091
4.250% 11/15/14	7,250,000	7,788,256
0.250% 11/30/14	75,000,000	75,002,933
2.125% 11/30/14	18,650,000	19,311,493
0.250% 12/15/14	4,650,000	4,650,000
0.125% 12/31/14	35,000,000	34,913,868
2.625% 12/31/14	17,700,000	18,535,081
0.250% 1/15/15	23,300,000	23,293,630
2.250% 1/31/15	20,050,000	20,871,266
0.250% 2/15/15	18,650,000	18,641,404
4.000% 2/15/15	27,000,000	29,118,234
2.375% 2/28/15	30,300,000	31,663,973
2.500% 3/31/15	11,200,000	11,756,587
2.500% 4/30/15	19,100,000	20,072,906
4.125% 5/15/15	19,650,000	21,416,350
2.125% 5/31/15	14,450,000	15,076,543
1.875% 6/30/15	8,850,000	9,193,145
1.750% 7/31/15	26,100,000	27,052,854
0.250% 8/15/15	14,000,000	13,974,952
4.250% 8/15/15	20,050,000	22,090,557
1.250% 8/31/15	9,800,000	10,037,726
0.250% 9/15/15	25,000,000	24,946,092
1.250% 9/30/15	14,900,000	15,271,917
1.250% 10/31/15	24,250,000	24,865,155
4.500% 11/15/15	14,900,000	16,660,062
1.375% 11/30/15	31,200,000	32,117,720
2.125% 12/31/15	7,450,000	7,839,437
2.000% 1/31/16	24,700,000	25,921,684
4.500% 2/15/16	17,250,000	19,442,232
2.125% 2/29/16	6,050,000	6,379,489
2.625% 2/29/16	9,800,000	10,486,765
2.250% 3/31/16	9,300,000	9,854,077
2.375% 3/31/16	23,050,000	24,505,031
2.000% 4/30/16	14,000,000	14,729,203
2.625% 4/30/16	14,000,000	15,015,547
5.125% 5/15/16	8,400,000	9,712,500
1.750% 5/31/16	8,850,000	9,244,309
3.250% 5/31/16	3,750,000	4,106,250
1.500% 6/30/16	18,650,000	19,331,454
3.250% 6/30/16	27,950,000	30,659,839
1.500% 7/31/16	26,100,000	27,061,623
3.250% 7/31/16	14,000,000	15,384,687
4.875% 8/15/16	6,500,000	7,523,801
1.000% 8/31/16	23,300,000	23,744,520
3.000% 8/31/16	20,500,000	22,370,625
1.000% 9/30/16	25,650,000	26,138,353
3.000% 9/30/16	31,700,000	34,644,632
3.125% 10/31/16	28,900,000	31,765,389
4.625% 11/15/16	25,150,000	29,103,069
0.875% 11/30/16	19,100,000	19,370,534

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)

0.875% 12/31/16	$34,950,000	$35,429,472
3.250% 12/31/16	21,450,000	23,755,875
0.875% 1/31/17	14,000,000	14,185,828
3.125% 1/31/17	18,650,000	20,590,036
4.625% 2/15/17	16,600,000	19,349,375
0.875% 2/28/17	18,650,000	18,895,656
3.000% 2/28/17	20,500,000	22,550,160
3.250% 3/31/17	23,300,000	25,910,327
3.125% 4/30/17	11,650,000	12,909,656
2.750% 5/31/17	20,500,000	22,412,427
2.500% 6/30/17	14,450,000	15,654,543
2.375% 7/31/17	22,100,000	23,831,743
4.750% 8/15/17	8,850,000	10,507,923
1.875% 8/31/17	25,650,000	27,090,809
0.625% 9/30/17	25,000,000	24,955,077
1.875% 9/30/17	23,300,000	24,603,344
0.750% 10/31/17	25,000,000	25,082,030
1.875% 10/31/17	20,200,000	21,337,828
4.250% 11/15/17	23,750,000	27,809,210
0.625% 11/30/17	25,000,000	24,917,773
0.750% 12/31/17	30,000,000	30,051,564
2.750% 12/31/17	4,200,000	4,621,280
2.625% 1/31/18	19,550,000	21,395,184
3.500% 2/15/18	18,650,000	21,236,376
2.750% 2/28/18	13,500,000	14,871,094
2.875% 3/31/18	5,600,000	6,208,300
2.625% 4/30/18	4,650,000	5,096,037
3.875% 5/15/18	4,650,000	5,403,591
2.375% 5/31/18	13,500,000	14,625,773
2.375% 6/30/18	23,750,000	25,737,763
2.250% 7/31/18	25,150,000	27,088,122
4.000% 8/15/18	5,600,000	6,579,606
1.500% 8/31/18	22,850,000	23,657,247
1.375% 9/30/18	20,500,000	21,073,039
1.750% 10/31/18	18,650,000	19,558,897
3.750% 11/15/18	29,800,000	34,699,305
1.375% 11/30/18	14,000,000	14,371,438
1.375% 12/31/18	18,650,000	19,133,589
1.250% 1/31/19	18,650,000	18,986,720
2.750% 2/15/19	23,750,000	26,297,373
1.375% 2/28/19	14,000,000	14,345,734
1.250% 4/30/19	14,000,000	14,209,782
3.125% 5/15/19	20,500,000	23,214,167

0.875% 7/31/19	23,300,000	23,010,388
3.625% 8/15/19	14,900,000	17,350,003
1.000% 9/30/19	5,000,000	4,965,312
3.375% 11/15/19	31,700,000	36,446,580
3.625% 2/15/20	24,450,000	28,564,859
3.500% 5/15/20	28,400,000	32,972,400
2.625% 8/15/20	13,000,000	14,275,828
2.625% 11/15/20	23,750,000	26,064,326
3.125% 5/15/21	9,300,000	10,546,200
1.625% 8/15/22	62,250,000	61,840,513
1.625% 11/15/22	5,000,000	4,945,156

		2,922,204,621

Total Government Securities		6,521,947,270

Total Long-Term Debt Securities (89.7%) (Cost $6,459,105,713)		6,547,316,122

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs) (9.8%)
iShares Barclays 1-3 Year Treasury Bond Fund	3,788,450	$319,820,949
iShares Barclays 3-7 Year Treasury Bond Fund	804,823	99,170,290
iShares Barclays 7-10 Year Treasury Bond Fund	2,713,000	291,620,370

Total Investment Companies (9.8%) (Cost $685,644,034)		710,611,609

Total Investments (99.5%) (Cost $7,144,749,747)		7,257,927,731
Other Assets Less Liabilities (0.5%)		37,993,657

Net Assets (100%)		$7,295,921,388

Glossary:

IO	— Interest Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Financials	$—	$12,797,908	$—	$12,797,908
Utilities	—	12,570,944	—	12,570,944
Government Securities
U.S. Government Agencies	—	3,599,742,649	—	3,599,742,649
U.S. Treasuries	—	2,922,204,621	—	2,922,204,621
Investment Companies
Exchange Traded Funds (ETFs)	710,611,609	—	—	710,611,609

Total Assets	$710,611,609	$6,547,316,122	$—	$7,257,927,731

Total Liabilities	$—	$—	$—	$—

Total	$710,611,609	$6,547,316,122	$—	$7,257,927,731

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

The Portfolio held no derivatives contracts during the year ended December 31, 2012.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$5,553,994,503
Long-term U.S. government debt securities	2,645,519,944

$8,199,514,447

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,871,184,626
Long-term U.S. government debt securities	1,992,097,400

$4,863,282,026

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$113,516,414
Aggregate gross unrealized depreciation	(1,552,061)

Net unrealized appreciation	$111,964,353

Federal income tax cost of investments	$7,145,963,378

The Portfolio utilized net capital loss carryforward of $15,780,771 during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $7,144,749,747)	$7,257,927,731
Cash	188,182,493
Receivable for securities sold	40,860,720
Dividends, interest and other receivables	31,963,775
Receivable from Separate Accounts for Trust shares sold	3,723,714
Other assets	28,502

Total assets	7,522,686,935

LIABILITIES
Payable for securities purchased	218,609,922
Payable to Separate Accounts for Trust shares redeemed	4,988,132
Investment management fees payable	2,135,413
Administrative fees payable	630,201
Distribution fees payable - Class IB	114,321
Distribution fees payable - Class IA	41,469
Trustees’ fees payable	1,236
Accrued expenses	244,853

Total liabilities	226,765,547

NET ASSETS	$7,295,921,388

Net assets were comprised of:
Paid in capital	$7,183,957,035
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(1,213,631)
Net unrealized appreciation (depreciation) on investments	113,177,984

Net assets	$7,295,921,388

Class IA
Net asset value, offering and redemption price per share, $193,913,244 / 18,652,320 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.40

Class IB
Net asset value, offering and redemption price per share, $536,906,344 / 51,946,340 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.34

Class K
Net asset value, offering and redemption price per share, $6,565,101,800 / 631,496,065 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.40

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Interest	$53,863,358
Dividends	15,092,194

Total income	68,955,552

EXPENSES
Investment management fees	25,394,641
Administrative fees	7,494,683
Distribution fees - Class IB	1,376,616
Printing and mailing expenses	844,993
Distribution fees - Class IA	514,659
Professional fees	220,572
Trustees’ fees	190,631
Custodian fees	154,000
Miscellaneous	93,587

Total expenses	36,284,382

NET INVESTMENT INCOME (LOSS)	32,671,170

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	44,893,454
Net change in unrealized appreciation (depreciation) on securities	12,354,289

NET REALIZED AND UNREALIZED GAIN (LOSS)	57,247,743

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$89,918,913

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$32,671,170	$25,765,245
Net realized gain (loss) on investments	44,893,454	7,416,230
Net change in unrealized appreciation (depreciation) on investments	12,354,289	81,210,213

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	89,918,913	114,391,688

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(483,022)	(2,002,840)
Class IB	(1,332,352)	(2,143,158)
Class K†	(32,595,538)	(21,196,587)

	(34,410,912)	(25,342,585)

Distributions from net realized capital gains
Class IA	(740,603)	—
Class IB	(2,055,710)	—
Class K†	(24,836,240)	—

	(27,632,553)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(62,043,465)	(25,342,585)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,897,393 and 32,607,777 shares, respectively ]	19,760,108	327,827,084
Capital shares issued in reinvestment of dividends and distributions [ 117,783 and 193,624 shares, respectively ]	1,223,625	2,002,840
Capital shares repurchased [ (4,014,285) and (151,291,013) shares, respectively ]	(41,812,831)	(1,558,740,633	)(z)

Total Class IA transactions	(20,829,098)	(1,228,910,709)

Class IB
Capital shares sold [ 11,290,664 and 24,527,655 shares, respectively ]	116,791,381	247,798,374
Capital shares issued in reinvestment of dividends and distributions [ 328,034 and 208,346 shares, respectively ]	3,388,062	2,143,158
Capital shares repurchased [ (13,161,682) and (22,614,558) shares, respectively ]	(136,292,147)	(226,996,908)

Total Class IB transactions	(16,112,704)	22,944,624

Class K†
Capital shares sold [ 381,632,813 and 361,274,189 shares, respectively ]	3,961,551,715	3,746,049,548	(z)
Capital shares issued in reinvestment of dividends and distributions [ 5,528,731 and 2,048,176 shares, respectively ]	57,431,778	21,196,587
Capital shares repurchased [ (62,863,732) and (5,723,357) shares, respectively ]	(656,427,585)	(59,308,645)
Capital shares repurchased in-kind (Note 9)[ (50,400,755) and 0 shares, respectively ]	(527,631,645)	—

Total Class K transactions	2,834,924,263	3,707,937,490

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,797,982,461	2,501,971,405

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,825,857,909	2,591,020,508
NET ASSETS:
Beginning of year	4,470,063,479	1,879,042,971

End of year (a)	$7,295,921,388	$4,470,063,479

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$1,352,060

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/Intermediate Government Bond Portfolio exchanged approximately 126,157,100 Class IA shares for approximately 126,157,100 Class K shares. This exchange amounted to approximately $1,305,328,554.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO(gg)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.36	$9.88	$9.59	$9.89	$9.89

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	0.13 (e)	0.15 (e)	0.14 (e)	0.37 (e)
Net realized and unrealized gain (loss) on investments	0.09	0.42	0.29	(0.31)	(0.02)

Total from investment operations	0.11	0.55	0.44	(0.17)	0.35

Less distributions:
Dividends from net investment income	(0.03)	(0.07)	(0.15)	(0.13)	(0.35)
Distributions from net realized gains	(0.04)	—	—	—	—

Total dividends and distributions	(0.07)	(0.07)	(0.15)	(0.13)	(0.35)

Net asset value, end of year	$10.40	$10.36	$9.88	$9.59	$9.89

Total return	1.02%	5.54%	4.55%	(1.77)%	3.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$193,913	$213,969	$1,374,541	$1,272,942	$233,132
Ratio of expenses to average net assets (f)	0.72%	0.47%	0.48%	0.49%	0.65%
Ratio of net investment income (loss) to average net assets (f)	0.22%	1.32%	1.50%	1.48%	3.74%
Portfolio turnover rate	68%	33%	50%	120%	211%

	Year Ended December 31,
Class IB	2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.30	$9.82	$9.54	$9.83	$9.84

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	0.10 (e)	0.12 (e)	0.12 (e)	0.35 (e)
Net realized and unrealized gain (loss) on investments	0.09	0.42	0.28	(0.31)	(0.03)

Total from investment operations	0.11	0.52	0.40	(0.19)	0.32

Less distributions:
Dividends from net investment income	(0.03)	(0.04)	(0.12)	(0.10)	(0.33)
Distributions from net realized gains	(0.04)	—	—	—	—

Total dividends and distributions	(0.07)	(0.04)	(0.12)	(0.10)	(0.33)

Net asset value, end of year	$10.34	$10.30	$9.82	$9.54	$9.83

Total return	1.02%	5.30%	4.19%	(1.93)%	3.19%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$536,906	$550,995	$504,502	$493,833	$557,195
Ratio of expenses to average net assets (f)	0.72%	0.72%	0.73%	0.74%	0.90%
Ratio of net investment income (loss) to average net assets (f)	0.22%	1.01%	1.24%	1.26%	3.49%
Portfolio turnover rate	68%	33%	50%	120%	211%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO(gg)

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$10.36	$10.33

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments	0.08	0.05

Total from investment operations	0.13	0.09

Less distributions:
Dividends from net investment income	(0.05)	(0.06)
Distributions from net realized gains	(0.04)	—

Total dividends and distributions	(0.09)	(0.06)

Net asset value, end of period	$10.40	$10.36

Total return (b)	1.27%	0.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,565,102	$3,705,100
Ratio of expenses to average net assets (a)(f)	0.47%	0.47%
Ratio of net investment income (loss) to average net assets (a)(f)	0.47%	1.07%
Portfolio turnover rate	68%	33%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(gg)	On September 25, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Government Securities Portfolio that followed the same objectives as this Portfolio.

See Notes to Financial Statements.

EQ/INTERNATIONAL CORE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Hirayama Investments, LLC

➢	WHV Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	16.29%	(4.48)%	6.93%
Portfolio – Class IB Shares*	16.27	(4.67)	6.68
Portfolio – Class K Shares***	16.59	N/A	7.27
MSCI EAFE Index	17.32	(3.69)	8.21
40% EuroSTOXX50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200	16.04	(4.14)	N/A
VMI – Intl	16.71	(1.35)	9.47
VMI – International Proxy	15.93	(1.01)	N/A
* Date of inception 5/1/99. ** Date of inception 3/25/02. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 16.29% for the year ended December 31, 2012. The Portfolio’s benchmarks, the MSCI EAFE Index returned 17.32%, the 40% EuroSTOXX50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200 returned 16.04%, the VMI — Intl returned 16.71% and the VMI — International Proxy returned 15.93% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Superior stock selection within the Industrials, Materials and Consumer Staples sectors contributed to positive performance relative to the benchmark.

•	Underweighting of the underperforming Telecommunication Services, Utilities and Information Technology sectors contributed to positive relative performance.

•	Individual stock contributors to performance were led by Canadian Pacific Railway, Agrium and Eaton Corporation (which acquired Cooper Industries).

What hurt performance during the year:

•	Overweighting of the underperforming Energy sector contributed to negative relative performance.

•	Underweighting of the superior performing Financials and Consumer Discretionary sectors contributed to negative relative performance.

•	Individual stock detractors from performance were led by Canadian Natural Resources, Weatherford International and Nabors Industries.

Portfolio Positioning and Outlook — WHV Investment Management and Hirayama Investments, LLC

Our top-down investment style overweights what we believe are the most attractive global economic sectors and underweights the least attractive sectors. The sector strategy is based on identifying the grand investment supercycle growth trends projected over the long-term. We believe we are witnessing the greatest economic transformation in the history of the world. Since the fall of communism, almost every country on the planet has adopted capitalism. The spread of capitalism and the reduction of global trade barriers have created a one-world synchronized economy in which nations grow together and demand energy and natural resources simultaneously to fuel their economic growth. This is a new global economic phenomenon that we expect to last many years as global free trade and the growth of emerging markets such as China and India are in their infancy. The primary long-term beneficiaries of this new global economic architecture are expected to be the three sectors we currently favor: Energy, Materials and Industrials.

EQ/INTERNATIONAL CORE PLUS PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2012	% of Net Assets
Materials	12.9%
Energy	12.7
Industrials	11.7
Financials	10.6
Exchange Traded Funds	10.2
Consumer Staples	9.9
Health Care	4.5
Consumer Discretionary	4.5
Telecommunication Services	2.1
Information Technology	1.8
Utilities	1.6
Cash and Other	17.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,130.70	$5.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.80	5.39
Class IB
Actual	1,000.00	1,130.50	5.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.80	5.39
Class K
Actual	1,000.00	1,132.10	4.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.05	4.13

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.06%, 1.06% and 0.81%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (5.8%)
AGL Energy Ltd.	24,792	$398,128
ALS Ltd.	15,195	172,723
Alumina Ltd.	109,083	105,481
Amcor Ltd.	55,171	466,519
AMP Ltd.	130,438	663,005
APA Group	37,601	217,044
Asciano Ltd.	43,983	214,948
ASX Ltd.	8,026	261,846
Aurizon Holdings Ltd.	82,483	323,943
Australia & New Zealand Banking Group Ltd.	123,077	3,222,267
Bendigo and Adelaide Bank Ltd.	17,488	155,932
BGP Holdings plc*(b)†	1,044,151	—
BHP Billiton Ltd.	698,746	27,288,207
BHP Billiton Ltd. (ADR)	38,263	3,001,350
Boral Ltd.	33,347	153,387
Brambles Ltd.	71,048	565,410
Caltex Australia Ltd.	5,995	120,823
Centro Retail Australia (REIT)	63,583	150,539
CFS Retail Property Trust Group (REIT)	87,979	176,283
Coca-Cola Amatil Ltd.	26,066	366,472
Cochlear Ltd.	2,616	216,420
Commonwealth Bank of Australia	72,100	4,683,429
Computershare Ltd.	20,426	192,341
Crown Ltd.	18,410	205,085
CSL Ltd.	22,866	1,291,748
Dexus Property Group (REIT)	210,900	223,619
Echo Entertainment Group Ltd.	34,224	123,405
Flight Centre Ltd.	2,517	71,380
Fortescue Metals Group Ltd.	63,707	316,072
Goodman Group (REIT)	77,235	351,372
GPT Group (REIT)	63,716	246,209
Harvey Norman Holdings Ltd.	24,687	49,045
Iluka Resources Ltd.	19,180	185,869
Incitec Pivot Ltd.	74,686	253,800
Insurance Australia Group Ltd.	95,141	467,897
Leighton Holdings Ltd.	6,793	127,804
Lend Lease Group	24,935	242,928
Macquarie Group Ltd.	14,573	541,977
Metcash Ltd.	39,466	137,439
Mirvac Group (REIT)	156,782	244,319
National Australia Bank Ltd.	103,013	2,694,078
Newcrest Mining Ltd.	34,336	801,641
Orica Ltd.	16,688	438,837
Origin Energy Ltd.	49,605	607,051
OZ Minerals Ltd.	14,104	100,426
Qantas Airways Ltd.*	49,182	77,329
QBE Insurance Group Ltd.	53,973	617,754
Ramsay Health Care Ltd.	5,886	167,223
Rio Tinto Ltd.	19,697	1,370,989
Santos Ltd.	43,154	505,400
Sonic Healthcare Ltd.	16,990	237,248
SP AusNet	73,766	84,722
Stockland Corp., Ltd. (REIT)	100,752	371,452
Suncorp Group Ltd.	58,806	625,223
Sydney Airport	7,858	27,732

Tabcorp Holdings Ltd.	31,764	$101,513
Tatts Group Ltd.	63,428	199,709
Telstra Corp., Ltd.	195,511	890,652
Toll Holdings Ltd.	31,329	149,979
Transurban Group	60,050	381,385
Treasury Wine Estates Ltd.	29,450	145,032
Wesfarmers Ltd.	45,564	1,758,238
Westfield Group (REIT)	97,003	1,070,368
Westfield Retail Trust (REIT)	132,719	417,706
Westpac Banking Corp.	139,570	3,815,623
Whitehaven Coal Ltd.	20,262	74,924
Woodside Petroleum Ltd.	29,864	1,064,336
Woolworths Ltd.	55,968	1,710,611
WorleyParsons Ltd.	9,289	229,152

		68,932,798

Austria (0.1%)
Andritz AG	3,278	210,606
Erste Group Bank AG*	9,909	316,845
Immofinanz AG*	42,845	180,627
OMV AG	6,758	245,397
Raiffeisen Bank International AG	2,156	90,123
Telekom Austria AG	10,653	80,614
Verbund AG	3,013	74,619
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,692	90,766
Voestalpine AG	4,930	181,284

		1,470,881

Belgium (0.5%)
Ageas	10,520	313,871
Anheuser-Busch InBev N.V.	36,402	3,181,119
Belgacom S.A.	6,853	202,002
Colruyt S.A.	3,405	169,062
Delhaize Group S.A.	4,587	183,733
Groupe Bruxelles Lambert S.A.	3,697	291,450
KBC Groep N.V.	10,573	368,020
Solvay S.A.	2,714	390,683
Telenet Group Holding N.V.	2,534	117,740
UCB S.A.	4,971	285,977
Umicore S.A.	5,222	287,946

		5,791,603

Bermuda (0.2%)
Nabors Industries Ltd.*	133,959	1,935,708

Brazil (0.5%)
Vale S.A. (ADR)	298,861	6,264,127

Canada (12.6%)
Agrium, Inc.	257,015	25,678,369
Brookfield Asset Management, Inc., Class A	84,134	3,083,511
Canadian National Railway Co.	342,226	31,145,988
Canadian Natural Resources Ltd. (New York Exchange)	367,952	10,622,774
Canadian Natural Resources Ltd. (Toronto Exchange)	73,184	2,107,158
Canadian Pacific Railway Ltd. (New York Exchange)	224,835	22,847,733
Canadian Pacific Railway Ltd. (Toronto Exchange)	103,807	10,529,935

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Cenovus Energy, Inc. (New York Exchange)	131,226	$4,401,320
Cenovus Energy, Inc. (Toronto Exchange)	30,974	1,036,618
Finning International, Inc.	82,822	2,045,779
Potash Corp. of Saskatchewan, Inc. (New York Exchange)	23,422	953,041
Potash Corp. of Saskatchewan, Inc. (Toronto Exchange)	427,272	17,388,128
Suncor Energy, Inc. (New York Exchange)	437,587	14,431,619
Suncor Energy, Inc. (Toronto Exchange)	116,754	3,839,372

		150,111,345

China (0.0%)
Yangzijiang Shipbuilding Holdings Ltd.	84,652	67,066

Denmark (0.5%)
A. P. Moller - Maersk A/S, Class A	25	178,033
A. P. Moller - Maersk A/S, Class B	60	459,266
Carlsberg A/S, Class B	4,892	480,955
Coloplast A/S, Class B	5,230	256,324
Danske Bank A/S*	29,820	506,955
DSV A/S	8,720	227,385
Novo Nordisk A/S, Class B	18,460	3,014,884
Novozymes A/S, Class B	11,051	312,749
TDC A/S	22,236	157,580
Tryg A/S	1,079	81,580
William Demant Holding A/S*	1,174	100,756

		5,776,467

Finland (0.3%)
Elisa Oyj	6,350	141,898
Fortum Oyj	20,312	381,978
Kesko Oyj, Class B	2,813	92,205
Kone Oyj, Class B	7,119	527,144
Metso Oyj	5,861	255,321
Neste Oil Oyj	5,630	73,406
Nokia Oyj	171,127	672,973
Nokian Renkaat Oyj	5,088	204,734
Orion Oyj, Class B	4,273	125,590
Pohjola Bank plc, Class A	6,098	91,062
Sampo Oyj, Class A	18,682	604,108
Stora Enso Oyj, Class R	25,343	179,247
UPM-Kymmene Oyj	24,052	285,824
Wartsila Oyj	7,581	335,303

		3,970,793

France (3.9%)
Accor S.A.	6,666	239,113
Aeroports de Paris S.A.	1,371	105,855
Air Liquide S.A.	14,092	1,765,960
Alstom S.A.	9,436	386,659
Arkema S.A.	2,809	295,350
AtoS	2,514	179,136
AXA S.A.‡	79,949	1,446,113
BNP Paribas S.A.	45,453	2,562,055
Bouygues S.A.	8,660	255,353

Bureau Veritas S.A.	2,506	$278,624
Cap Gemini S.A.	6,782	295,558
Carrefour S.A.	27,339	707,955
Casino Guichard Perrachon S.A.	2,537	244,044
Christian Dior S.A.	2,495	431,349
Cie de Saint-Gobain S.A.	18,165	777,254
Cie Generale de Geophysique-Veritas*	7,286	219,590
Cie Generale des Etablissements Michelin	8,226	779,849
Cie Generale d’Optique Essilor International S.A.	9,231	935,935
CNP Assurances S.A.	7,641	116,390
Credit Agricole S.A.*	44,966	365,083
Danone S.A.	26,206	1,731,420
Dassault Systemes S.A.	2,797	313,111
Edenred	7,644	237,706
EDF S.A.	11,020	206,540
Eurazeo S.A.	1,306	63,358
European Aeronautic Defence and Space Co. N.V.	18,751	734,914
Eutelsat Communications S.A.	5,945	197,396
Fonciere des Regions (REIT)	1,058	88,670
France Telecom S.A.	83,855	939,058
GDF Suez S.A.	57,883	1,192,616
Gecina S.A. (REIT)	976	108,932
Groupe Eurotunnel S.A. (Registered)	25,284	195,224
ICADE (REIT)	1,040	93,298
Iliad S.A.	1,049	180,569
Imerys S.A.	1,495	97,005
J.C. Decaux S.A.	2,938	70,905
Klepierre S.A. (REIT)	4,260	171,703
Lafarge S.A.	8,544	547,483
Lagardere S.C.A.	5,296	179,824
Legrand S.A.	10,764	454,314
L’Oreal S.A.	10,856	1,516,476
LVMH Moet Hennessy Louis Vuitton S.A.	11,505	2,143,923
Natixis S.A.	41,259	142,741
Pernod-Ricard S.A.	9,573	1,125,658
Peugeot S.A.*	10,315	76,466
PPR S.A.	3,402	634,074
Publicis Groupe S.A.	8,003	479,505
Remy Cointreau S.A.	996	108,884
Renault S.A.	8,790	484,961
Rexel S.A.	4,784	97,755
Safran S.A.	10,394	453,548
Sanofi S.A.	54,026	5,123,564
Schneider Electric S.A.	23,825	1,776,952
SCOR SE	7,496	202,125
Societe BIC S.A.	1,283	153,159
Societe Generale S.A.*	31,966	1,202,376
Sodexo S.A.	4,315	361,578
Suez Environnement Co. S.A.	12,602	151,952
Technip S.A.	4,667	537,308
Thales S.A.	4,192	144,715
Total S.A.	96,485	4,993,823
Unibail-Rodamco S.A. (REIT)	4,145	1,014,722
Vallourec S.A.	4,736	247,154
Veolia Environnement S.A.	15,503	188,979

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Vinci S.A.	20,641	$982,354
Vivendi S.A.	58,986	1,328,344
Wendel S.A.	1,467	151,874
Zodiac Aerospace	1,534	171,322

		46,187,563

Germany (4.1%)
Adidas AG	9,378	835,750
Allianz SE (Registered)	20,628	2,857,733
Axel Springer AG	1,754	74,857
BASF SE	88,743	8,341,067
BASF SE (ADR)	6,500	617,500
Bayer AG (Registered)	37,483	3,559,478
Bayerische Motoren Werke (BMW) AG	14,971	1,443,832
Bayerische Motoren Werke (BMW) AG (Preference)	2,403	155,287
Beiersdorf AG	4,615	377,091
Brenntag AG	2,320	304,796
Celesio AG	3,733	64,288
Commerzbank AG*	174,942	332,924
Continental AG	4,991	577,483
Daimler AG (Registered)	41,062	2,243,822
Deutsche Bank AG (Registered)	42,064	1,832,624
Deutsche Boerse AG	8,673	529,365
Deutsche Lufthansa AG (Registered)	10,554	198,377
Deutsche Post AG (Registered)	41,114	901,520
Deutsche Telekom AG (Registered)	127,133	1,444,387
E.ON SE	81,555	1,518,764
Fraport AG	1,636	95,269
Fresenius Medical Care AG & Co. KGaA	9,581	661,972
Fresenius SE & Co. KGaA	5,630	647,973
GEA Group AG	7,880	254,514
Hannover Rueckversicherung AG (Registered)	2,710	210,932
HeidelbergCement AG	6,438	390,032
Henkel AG & Co. KGaA	5,944	407,110
Henkel AG & Co. KGaA (Preference)	7,957	653,454
Hochtief AG*	1,432	83,207
Hugo Boss AG	1,095	116,108
Infineon Technologies AG	49,690	403,223
K+S AG (Registered)	7,882	364,410
Kabel Deutschland Holding AG	3,951	295,449
Lanxess AG	3,811	333,297
Linde AG	8,338	1,454,058
MAN SE	1,941	207,549
Merck KGaA	2,959	390,404
Metro AG	5,954	165,053
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	8,110	1,456,098
Porsche Automobil Holding SE (Preference)	7,004	570,731
ProSiebenSat.1 Media AG (Preference)	4,084	114,919
RWE AG	22,107	912,637
RWE AG (Preference)	1,715	64,684
Salzgitter AG	1,734	90,359

SAP AG	41,744	$3,343,965
Siemens AG (Registered)	37,304	4,054,555
Suedzucker AG	3,714	151,972
ThyssenKrupp AG	17,658	414,897
United Internet AG (Registered)	4,484	96,787
Volkswagen AG	1,353	290,668
Volkswagen AG (Preference)	6,540	1,487,887

		48,395,118

Greece (0.0%)
Coca Cola Hellenic Bottling Co. S.A.*	9,060	214,339
OPAP S.A.	9,757	69,891

		284,230

Hong Kong (1.3%)
AIA Group Ltd.	491,200	1,957,648
ASM Pacific Technology Ltd.	8,907	109,335
Bank of East Asia Ltd.	61,980	239,915
BOC Hong Kong Holdings Ltd.	169,043	530,336
Cathay Pacific Airways Ltd.	52,575	97,606
Cheung Kong Holdings Ltd.	62,899	973,605
Cheung Kong Infrastructure Holdings Ltd.	23,340	143,378
CLP Holdings Ltd.	82,064	689,114
First Pacific Co., Ltd.	94,000	103,782
Galaxy Entertainment Group Ltd.*	96,000	382,930
Hang Lung Properties Ltd.	102,438	410,726
Hang Seng Bank Ltd.	34,974	540,290
Henderson Land Development Co., Ltd.	43,190	307,662
HKT Trust/HKT Ltd.	103,000	101,071
Hong Kong & China Gas Co., Ltd.	237,952	655,706
Hong Kong Exchanges and Clearing Ltd.	46,827	806,710
Hopewell Holdings Ltd.	24,851	107,454
Hutchison Whampoa Ltd.	96,571	1,024,454
Hysan Development Co., Ltd.	28,459	137,629
Kerry Properties Ltd.	33,232	173,574
Li & Fung Ltd.	259,038	465,362
Link REIT (REIT)	103,186	516,078
MGM China Holdings Ltd.	42,400	77,925
MTR Corp., Ltd.	66,529	263,354
New World Development Co., Ltd.	165,170	259,217
Noble Group Ltd.	173,979	167,767
NWS Holdings Ltd.	68,215	116,431
Orient Overseas International Ltd.	9,452	62,235
PCCW Ltd.	176,585	77,779
Power Assets Holdings Ltd.	61,496	527,027
Shangri-La Asia Ltd.	71,859	144,796
Sino Land Co., Ltd.	133,241	241,308
SJM Holdings Ltd.	87,000	204,733
Sun Hung Kai Properties Ltd.	71,278	1,075,811
Swire Pacific Ltd., Class A	30,831	383,134
Swire Properties Ltd.	53,200	178,907
Wharf Holdings Ltd.	66,330	524,826
Wheelock & Co., Ltd.	41,116	209,238

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Wing Hang Bank Ltd.	7,856	$82,715
Yue Yuen Industrial Holdings Ltd.	34,199	115,452

		15,187,020

Ireland (1.1%)
CRH plc	32,841	681,479
Eaton Corp. plc	163,471	8,860,128
Elan Corp. plc*	22,991	237,438
Experian plc	45,894	741,521
Irish Bank Resolution Corp., Ltd.*(b)†	67,703	—
James Hardie Industries plc (CDI)	19,574	189,363
Kerry Group plc, Class A	6,831	362,596
Prothena Corp. plc*	561	4,111
Shire plc	25,159	772,708
WPP plc	57,543	836,518

		12,685,862

Israel (0.2%)
Bank Hapoalim B.M.*	47,648	204,985
Bank Leumi Le-Israel B.M.*	56,265	192,396
Bezeq Israeli Telecommunication Corp., Ltd.	84,889	98,031
Delek Group Ltd.	194	45,704
Israel Chemicals Ltd.	20,420	246,173
Israel Corp., Ltd.	106	69,609
Mellanox Technologies Ltd.*	1,625	97,817
Mizrahi Tefahot Bank Ltd.*	5,378	55,562
NICE Systems Ltd.*	2,765	92,636
Teva Pharmaceutical Industries Ltd.	42,977	1,608,566

		2,711,479

Italy (1.4%)
Assicurazioni Generali S.p.A.	52,680	960,920
Atlantia S.p.A.	15,187	275,447
Banca Monte dei Paschi di Siena S.p.A.*	284,510	87,862
Banco Popolare S.c.a.r.l.*	78,521	131,432
Enel Green Power S.p.A.	78,301	146,442
Enel S.p.A.	297,406	1,237,322
Eni S.p.A.	115,391	2,846,642
Exor S.p.A.	2,827	71,230
Fiat Industrial S.p.A.	39,217	429,994
Fiat S.p.A.*	40,298	203,551
Finmeccanica S.p.A.*	17,836	103,368
Intesa Sanpaolo S.p.A. (BATS Europe Exchange)	40,558	57,534
Intesa Sanpaolo S.p.A. (XetraIntlMkt Exchange)	451,015	780,257
Luxottica Group S.p.A.	7,475	310,594
Mediobanca S.p.A.	22,966	142,258
Pirelli & C. S.p.A.	10,643	122,107
Prysmian S.p.A.	9,370	189,575
Saipem S.p.A.	171,342	6,647,618
Snam S.p.A.	77,174	358,864
Telecom Italia S.p.A.	429,591	388,316
Telecom Italia S.p.A. (RNC)	271,545	214,874
Terna Rete Elettrica Nazionale S.p.A.	58,928	235,994

UniCredit S.p.A.*	181,739	$897,443
Unione di Banche Italiane S.c.p.A.	38,287	178,584

		17,018,228

Japan (8.4%)
ABC-Mart, Inc.	1,240	53,906
Acom Co., Ltd.*	1,840	52,924
Advantest Corp.	6,698	105,708
Aeon Co., Ltd.	27,452	313,792
Aeon Credit Service Co., Ltd.	2,738	55,281
Aeon Mall Co., Ltd.	3,162	77,288
Air Water, Inc.	7,000	89,099
Aisin Seiki Co., Ltd.	8,738	272,515
Ajinomoto Co., Inc.	29,168	385,925
Alfresa Holdings Corp.	1,866	72,921
All Nippon Airways Co., Ltd.	50,302	105,459
Amada Co., Ltd.	16,148	105,072
Aozora Bank Ltd.	26,918	82,709
Asahi Glass Co., Ltd.	45,752	332,404
Asahi Group Holdings Ltd.	17,687	374,914
Asahi Kasei Corp.	58,078	342,970
Asics Corp.	6,948	105,852
Astellas Pharma, Inc.	20,230	908,758
Bank of Kyoto Ltd.	14,082	118,479
Bank of Yokohama Ltd.	55,700	258,550
Benesse Holdings, Inc.	3,074	127,412
Bridgestone Corp.	29,664	768,924
Brother Industries Ltd.	10,515	113,450
Calbee, Inc.	700	49,272
Canon, Inc.	51,330	2,013,274
Casio Computer Co., Ltd.	9,827	86,175
Central Japan Railway Co.	6,500	527,382
Chiba Bank Ltd.	31,672	185,302
Chiyoda Corp.	7,000	100,232
Chubu Electric Power Co., Inc.	29,454	393,013
Chugai Pharmaceutical Co., Ltd.	10,247	196,384
Chugoku Bank Ltd.	7,511	104,850
Chugoku Electric Power Co., Inc.	13,662	214,246
Citizen Holdings Co., Ltd.	11,652	61,594
Coca-Cola West Co., Ltd.	2,648	40,770
Cosmo Oil Co., Ltd.	24,222	53,757
Credit Saison Co., Ltd.	7,116	177,948
Dai Nippon Printing Co., Ltd.	25,162	197,187
Daicel Corp.	12,955	85,719
Daido Steel Co., Ltd.	12,519	62,839
Daihatsu Motor Co., Ltd.	8,200	162,193
Dai-ichi Life Insurance Co., Ltd.	389	547,340
Daiichi Sankyo Co., Ltd.	30,787	472,257
Daikin Industries Ltd.	10,723	368,447
Dainippon Sumitomo Pharma Co., Ltd.	6,992	84,001
Daito Trust Construction Co., Ltd.	3,338	314,113
Daiwa House Industry Co., Ltd.	22,658	389,870
Daiwa Securities Group, Inc.	75,476	420,378
DeNA Co., Ltd.	4,700	154,540
Denki Kagaku Kogyo KK	21,718	74,331
Denso Corp.	21,912	762,426
Dentsu, Inc.	8,291	222,711
Don Quijote Co., Ltd.	2,500	91,586

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

East Japan Railway Co.	15,320	$990,535
Eisai Co., Ltd.	11,454	478,253
Electric Power Development Co., Ltd.	5,203	123,339
FamilyMart Co., Ltd.	2,704	111,308
FANUC Corp.	8,644	1,607,471
Fast Retailing Co., Ltd.	2,416	613,600
Fuji Electric Co., Ltd.	24,288	59,917
Fuji Heavy Industries Ltd.	26,480	333,417
Fujifilm Holdings Corp.	21,168	426,357
Fujitsu Ltd.	84,742	355,804
Fukuoka Financial Group, Inc.	34,983	140,018
Furukawa Electric Co., Ltd.*	28,288	63,560
Gree, Inc.	4,100	63,569
GS Yuasa Corp.	15,963	64,252
Gunma Bank Ltd.	17,274	84,045
Hachijuni Bank Ltd.	19,088	95,818
Hakuhodo DY Holdings, Inc.	1,096	70,945
Hamamatsu Photonics KK	3,200	115,447
Hankyu Hanshin Holdings, Inc.	52,000	268,452
Hino Motors Ltd.	11,830	106,083
Hirose Electric Co., Ltd.	1,366	163,543
Hiroshima Bank Ltd.	23,000	96,369
Hisamitsu Pharmaceutical Co., Inc.	2,767	137,196
Hitachi Chemical Co., Ltd.	4,588	68,385
Hitachi Construction Machinery Co., Ltd.	4,751	99,734
Hitachi High-Technologies Corp.	2,918	60,370
Hitachi Ltd.	210,211	1,237,118
Hitachi Metals Ltd.	7,386	62,460
Hokkaido Electric Power Co., Inc.	8,468	102,828
Hokuriku Electric Power Co.	7,538	89,121
Honda Motor Co., Ltd.	73,904	2,723,984
Hoya Corp.	19,902	391,850
Hulic Co., Ltd.	10,400	70,622
Ibiden Co., Ltd.	5,334	85,145
Idemitsu Kosan Co., Ltd.	990	86,225
IHI Corp.	59,834	153,797
INPEX Corp.	100	533,685
Isetan Mitsukoshi Holdings Ltd.	16,348	159,116
Isuzu Motors Ltd.	54,138	322,492
ITOCHU Corp.	68,732	725,526
ITOCHU Techno-Solutions Corp.	1,134	46,730
Iyo Bank Ltd.	11,578	91,381
J. Front Retailing Co., Ltd.	21,068	116,156
Japan Airlines Co., Ltd.*	2,715	116,208
Japan Petroleum Exploration Co.	1,310	45,782
Japan Prime Realty Investment Corp. (REIT)	36	103,865
Japan Real Estate Investment Corp. (REIT)	27	264,837
Japan Retail Fund Investment Corp. (REIT)	94	172,422
Japan Steel Works Ltd.	14,022	90,837
Japan Tobacco, Inc.	40,400	1,138,944
JFE Holdings, Inc.	22,276	419,965

JGC Corp.	9,326	$290,526
Joyo Bank Ltd.	29,480	139,311
JSR Corp.	8,218	155,254
JTEKT Corp.	9,882	94,241
Jupiter Telecommunications Co., Ltd.	97	120,489
JX Holdings, Inc.	102,678	578,306
Kajima Corp.	37,739	124,644
Kamigumi Co., Ltd.	10,704	84,971
Kaneka Corp.	12,644	63,592
Kansai Electric Power Co., Inc.	34,323	360,623
Kansai Paint Co., Ltd.	9,452	101,801
Kao Corp.	23,967	624,446
Kawasaki Heavy Industries Ltd.	64,840	176,207
KDDI Corp.	12,200	861,747
Keikyu Corp.	21,466	189,983
Keio Corp.	26,347	196,447
Keisei Electric Railway Co., Ltd.	12,955	109,356
Keyence Corp.	2,053	566,610
Kikkoman Corp.	7,823	111,752
Kinden Corp.	6,696	43,417
Kintetsu Corp.	73,980	302,644
Kirin Holdings Co., Ltd.	38,991	458,160
Kobe Steel Ltd.	115,095	146,964
Koito Manufacturing Co., Ltd.	3,000	43,748
Komatsu Ltd.	41,872	1,071,482
Konami Corp.	4,488	100,906
Konica Minolta Holdings, Inc.	21,436	154,435
Kubota Corp.	49,508	568,620
Kuraray Co., Ltd.	15,792	206,756
Kurita Water Industries Ltd.	5,114	112,359
Kyocera Corp.	6,904	626,063
Kyowa Hakko Kirin Co., Ltd.	12,267	121,144
Kyushu Electric Power Co., Inc.	19,588	223,604
Lawson, Inc.	2,780	188,966
LIXIL Group Corp.	12,223	272,193
M3, Inc.	30	47,688
Mabuchi Motor Co., Ltd.	1,052	44,850
Makita Corp.	5,146	239,353
Marubeni Corp.	74,668	535,078
Marui Group Co., Ltd.	9,886	79,105
Maruichi Steel Tube Ltd.	2,016	46,167
Mazda Motor Corp.*	116,679	238,261
McDonald’s Holdings Co. Japan Ltd.	2,980	78,607
Medipal Holdings Corp.	6,522	71,861
MEIJI Holdings Co., Ltd.	2,834	122,834
Miraca Holdings, Inc.	2,500	100,661
Mitsubishi Chemical Holdings Corp.	61,859	308,564
Mitsubishi Corp.	63,584	1,222,194
Mitsubishi Electric Corp.	87,371	743,653
Mitsubishi Estate Co., Ltd.	57,011	1,362,923
Mitsubishi Gas Chemical Co., Inc.	17,711	108,518
Mitsubishi Heavy Industries Ltd.	138,256	668,579
Mitsubishi Logistics Corp.	4,008	57,492
Mitsubishi Materials Corp.	50,819	173,219
Mitsubishi Motors Corp.*	178,218	184,220
Mitsubishi Tanabe Pharma Corp.	10,390	135,469

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Mitsubishi UFJ Financial Group, Inc.	577,416	$3,107,156
Mitsubishi UFJ Lease & Finance Co., Ltd.	2,600	111,823
Mitsui & Co., Ltd.	78,554	1,175,190
Mitsui Chemicals, Inc.	39,288	102,621
Mitsui Fudosan Co., Ltd.	38,427	938,813
Mitsui O.S.K. Lines Ltd.	49,575	147,734
Mizuho Financial Group, Inc.	1,034,402	1,892,586
MS&AD Insurance Group Holdings, Inc.	23,198	463,461
Murata Manufacturing Co., Ltd.	9,271	546,792
Nabtesco Corp.	4,700	104,009
Namco Bandai Holdings, Inc.	8,219	106,593
NEC Corp.*	119,742	252,137
Nexon Co., Ltd.*	4,800	48,447
NGK Insulators Ltd.	12,267	144,265
NGK Spark Plug Co., Ltd.	7,948	105,624
NHK Spring Co., Ltd.	7,475	61,599
Nidec Corp.	4,946	289,217
Nikon Corp.	15,559	459,357
Nintendo Co., Ltd.	4,839	516,322
Nippon Building Fund, Inc. (REIT)	28	288,690
Nippon Electric Glass Co., Ltd.	17,022	96,717
Nippon Express Co., Ltd.	38,427	158,718
Nippon Meat Packers, Inc.	8,075	111,170
Nippon Paper Group, Inc.	4,330	60,192
Nippon Steel & Sumitomo Metal Corp.	339,698	835,585
Nippon Telegraph & Telephone Corp.	19,887	835,378
Nippon Yusen KK	72,442	170,491
Nishi-Nippon City Bank Ltd.	29,480	72,624
Nissan Motor Co., Ltd.	112,448	1,067,294
Nisshin Seifun Group, Inc.	8,638	108,087
Nissin Foods Holdings Co., Ltd.	2,606	98,814
Nitori Holdings Co., Ltd.	1,575	115,302
Nitto Denko Corp.	7,511	369,545
NKSJ Holdings, Inc.	17,104	364,261
NOK Corp.	4,664	72,255
Nomura Holdings, Inc.	162,308	958,311
Nomura Real Estate Holdings, Inc.	4,175	79,647
Nomura Real Estate Office Fund, Inc. (REIT)	13	74,591
Nomura Research Institute Ltd.	4,688	97,043
NSK Ltd.	19,970	142,312
NTT Data Corp.	57	178,216
NTT DOCOMO, Inc.	691	992,379
NTT Urban Development Corp.	53	51,188
Obayashi Corp.	29,666	166,986
Odakyu Electric Railway Co., Ltd.	28,103	292,360
Oji Holdings Corp.	36,612	126,434
Olympus Corp.*	9,752	189,278
Omron Corp.	9,344	224,051
Ono Pharmaceutical Co., Ltd.	3,775	192,641
Oracle Corp. Japan	1,640	68,351
Oriental Land Co., Ltd.	2,286	276,237
ORIX Corp.	4,791	540,611

Osaka Gas Co., Ltd.	85,868	$311,893
Otsuka Corp.	739	55,913
Otsuka Holdings Co., Ltd.	16,500	463,235
Panasonic Corp.	99,586	605,086
Park24 Co., Ltd.	4,500	70,966
Rakuten, Inc.	33,200	258,917
Resona Holdings, Inc.	86,402	391,731
Ricoh Co., Ltd.	28,480	302,570
Rinnai Corp.	1,484	100,824
Rohm Co., Ltd.	4,426	143,784
Sankyo Co., Ltd.	2,198	86,975
Sanrio Co., Ltd.	2,000	63,646
Santen Pharmaceutical Co., Ltd.	3,331	127,533
SBI Holdings, Inc.	10,530	93,990
Secom Co., Ltd.	9,527	480,155
Sega Sammy Holdings, Inc.	9,175	154,963
Sekisui Chemical Co., Ltd.	19,214	166,396
Sekisui House Ltd.	24,970	273,323
Seven & I Holdings Co., Ltd.	34,312	965,710
Seven Bank Ltd.	23,500	61,901
Sharp Corp.	45,938	161,099
Shikoku Electric Power Co., Inc.	7,843	125,082
Shimadzu Corp.	10,140	68,405
Shimamura Co., Ltd.	1,046	101,297
Shimano, Inc.	3,336	212,711
Shimizu Corp.	25,910	97,444
Shin-Etsu Chemical Co., Ltd.	18,564	1,133,879
Shinsei Bank Ltd.	70,173	140,509
Shionogi & Co., Ltd.	13,707	228,328
Shiseido Co., Ltd.	16,522	232,340
Shizuoka Bank Ltd.	23,724	231,700
Showa Denko KK	65,382	99,974
Showa Shell Sekiyu KK	8,275	46,985
SMC Corp.	2,448	444,100
Softbank Corp.	40,072	1,466,304
Sojitz Corp.	55,642	82,313
Sony Corp.	45,864	513,194
Sony Financial Holdings, Inc.	8,000	143,905
Square Enix Holdings Co., Ltd.	3,024	38,212
Stanley Electric Co., Ltd.	6,384	90,875
Sumco Corp.*	5,052	49,151
Sumitomo Chemical Co., Ltd.	68,158	215,041
Sumitomo Corp.	50,128	642,530
Sumitomo Electric Industries Ltd.	34,460	398,778
Sumitomo Heavy Industries Ltd.	24,784	118,372
Sumitomo Metal Mining Co., Ltd.	23,784	335,627
Sumitomo Mitsui Financial Group, Inc.	60,868	2,211,275
Sumitomo Mitsui Trust Holdings, Inc.	142,268	499,852
Sumitomo Realty & Development Co., Ltd.	16,526	549,114
Sumitomo Rubber Industries Ltd.	7,636	92,260
Suruga Bank Ltd.	7,890	96,917
Suzuken Co., Ltd.	3,206	90,346
Suzuki Motor Corp.	16,536	432,280
Sysmex Corp.	3,200	146,612
T&D Holdings, Inc.	26,568	323,812

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Taiheiyo Cement Corp.	50,000	$137,587
Taisei Corp.	46,183	152,674
Taisho Pharmaceutical Holdings Co., Ltd.	1,671	114,127
Taiyo Nippon Sanso Corp.	10,392	59,365
Takashimaya Co., Ltd.	11,955	85,207
Takeda Pharmaceutical Co., Ltd.	35,723	1,596,447
TDK Corp.	5,571	202,584
Teijin Ltd.	42,250	104,205
Terumo Corp.	6,950	276,146
THK Co., Ltd.	5,408	97,180
Tobu Railway Co., Ltd.	46,991	248,675
Toho Co., Ltd.	5,046	88,870
Toho Gas Co., Ltd.	18,592	99,801
Tohoku Electric Power Co., Inc.*	20,459	190,392
Tokio Marine Holdings, Inc.	31,315	873,125
Tokyo Electric Power Co., Inc.*	64,858	155,451
Tokyo Electron Ltd.	7,836	360,559
Tokyo Gas Co., Ltd.	110,711	506,166
Tokyu Corp.	52,011	292,084
Tokyu Land Corp.	19,592	143,221
TonenGeneral Sekiyu KK	12,830	110,556
Toppan Printing Co., Ltd.	24,910	153,477
Toray Industries, Inc.	66,774	407,173
Toshiba Corp.	183,683	726,320
TOTO Ltd.	12,267	92,145
Toyo Seikan Kaisha Ltd.	6,704	90,311
Toyo Suisan Kaisha Ltd.	4,756	126,749
Toyoda Gosei Co., Ltd.	2,942	59,852
Toyota Boshoku Corp.	2,992	34,706
Toyota Industries Corp.	7,418	236,787
Toyota Motor Corp.	124,936	5,831,584
Toyota Tsusho Corp.	9,714	239,839
Trend Micro, Inc.	4,782	144,314
Tsumura & Co.	2,604	78,478
Ube Industries Ltd.	45,123	108,514
Unicharm Corp.	5,194	270,381
Ushio, Inc.	4,564	49,846
USS Co., Ltd.	1,011	104,795
West Japan Railway Co.	7,800	307,182
Yahoo! Japan Corp.	668	216,211
Yakult Honsha Co., Ltd.	4,407	193,108
Yamada Denki Co., Ltd.	3,922	151,243
Yamaguchi Financial Group, Inc.	9,763	86,257
Yamaha Corp.	6,979	73,914
Yamaha Motor Co., Ltd.	12,532	138,912
Yamato Holdings Co., Ltd.	17,136	260,562
Yamato Kogyo Co., Ltd.	1,854	54,269
Yamazaki Baking Co., Ltd.	3,571	39,770
Yaskawa Electric Corp.	9,140	88,151
Yokogawa Electric Corp.	8,903	96,851

		99,594,157

Luxembourg (1.0%)
ArcelorMittal S.A.	42,544	736,481
Millicom International Cellular S.A. (SDR)	2,875	249,884
SES S.A. (FDR)	13,713	396,701
Tenaris S.A.	21,596	450,190

Tenaris S.A. (ADR)	246,195	$10,320,495

		12,153,751

Macau (0.1%)
Sands China Ltd.	110,267	493,925
Wynn Macau Ltd.*	70,400	194,018

		687,943

Mexico (0.0%)
Fresnillo plc	8,233	255,460

Netherlands (2.7%)
Aegon N.V.	78,627	501,075
Akzo Nobel N.V.	10,723	707,578
ASML Holding N.V.	14,613	946,040
Core Laboratories N.V.	51,400	5,618,534
Corio N.V. (REIT)	2,895	131,703
D.E Master Blenders 1753 N.V.*	27,220	316,624
Delta Lloyd N.V.	6,142	102,218
Fugro N.V. (CVA)	3,118	182,654
Gemalto N.V.	3,577	323,847
Heineken Holding N.V.	4,626	253,397
Heineken N.V.	10,297	686,840
ING Groep N.V. (CVA)*	173,253	1,656,764
Koninklijke (Royal) KPN N.V.	45,676	225,877
Koninklijke Ahold N.V.	45,502	604,389
Koninklijke Boskalis Westminster N.V.	3,521	160,520
Koninklijke DSM N.V.	7,054	424,893
Koninklijke Philips Electronics N.V.	47,099	1,263,585
Koninklijke Vopak N.V.	3,226	227,464
QIAGEN N.V.*	10,752	195,005
Randstad Holding N.V.	5,380	198,598
Reed Elsevier N.V.	31,469	466,244
Royal Dutch Shell plc, Class A	168,366	5,949,134
Royal Dutch Shell plc, Class B	119,123	4,216,042
TNT Express N.V.	14,968	169,318
Unilever N.V. (N.Y. Shares)	89,540	3,429,382
Unilever N.V. (CVA)	73,822	2,785,580
Wolters Kluwer N.V.	13,834	286,059
Ziggo N.V.	5,458	176,397

		32,205,761

New Zealand (0.0%)
Auckland International Airport Ltd.	41,132	90,958
Contact Energy Ltd.	15,903	68,641
Fletcher Building Ltd.	30,585	214,016
SKYCITY Entertainment Group Ltd.	25,512	80,106
Telecom Corp. of New Zealand Ltd.	83,671	158,233

		611,954

Norway (0.4%)
Aker Solutions ASA	7,343	151,105
DNB ASA	44,679	569,520
Gjensidige Forsikring ASA	8,925	128,444
Norsk Hydro ASA	42,727	217,666
Orkla ASA	35,357	309,543

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Seadrill Ltd.	16,077	$592,505
Statoil ASA	50,485	1,266,875
Telenor ASA	31,702	644,080
Yara International ASA	8,554	424,588
Yara International ASA (ADR)	5,000	248,700

		4,553,026

Portugal (0.1%)
Banco Espirito Santo S.A. (Registered)*	87,969	106,195
EDP - Energias de Portugal S.A.	87,596	263,304
Galp Energia SGPS S.A., Class B	12,274	190,677
Jeronimo Martins SGPS S.A.	10,112	195,127
Portugal Telecom SGPS S.A. (Registered)	28,923	144,680

		899,983

Singapore (0.8%)
Ascendas Real Estate Investment Trust (REIT)	85,522	167,546
CapitaCommercial Trust (REIT)	91,000	125,792
CapitaLand Ltd.	117,502	360,473
CapitaMall Trust (REIT)	107,267	187,956
CapitaMalls Asia Ltd.	60,421	97,187
City Developments Ltd.	22,280	237,649
ComfortDelGro Corp., Ltd.	83,550	122,454
DBS Group Holdings Ltd.	82,795	1,013,521
Fraser and Neave Ltd.	41,620	331,263
Genting Singapore plc	279,261	319,539
Global Logistic Properties Ltd.	96,000	220,739
Golden Agri-Resources Ltd.	330,537	177,940
Hutchison Port Holdings Trust, Class U	240,000	191,074
Jardine Cycle & Carriage Ltd.	4,449	177,010
Keppel Corp., Ltd.	64,685	587,759
Keppel Land Ltd.	33,000	110,305
Olam International Ltd.	73,924	94,809
Oversea-Chinese Banking Corp., Ltd.	116,922	940,714
SembCorp Industries Ltd.	44,812	195,256
SembCorp Marine Ltd.	37,626	143,244
Singapore Airlines Ltd.	24,682	218,286
Singapore Exchange Ltd.	39,302	227,849
Singapore Press Holdings Ltd.	73,523	243,252
Singapore Technologies Engineering Ltd.	70,019	221,020
Singapore Telecommunications Ltd.	360,119	979,364
StarHub Ltd.	26,724	83,448
United Overseas Bank Ltd.	57,826	947,099
UOL Group Ltd.	20,532	101,351
Wilmar International Ltd.	87,455	241,709

		9,065,608

Spain (1.3%)
Abertis Infraestructuras S.A.	16,810	280,149
Acciona S.A.	1,217	92,288
ACS Actividades de Construccion y Servicios S.A.	6,332	162,049

Amadeus IT Holding S.A., Class A	14,347	$360,027
Banco Bilbao Vizcaya Argentaria S.A.	246,943	2,267,020
Banco de Sabadell S.A.*	126,637	335,555
Banco Popular Espanol S.A.	237,868	183,308
Banco Santander S.A.	467,693	3,771,046
Bankia S.A.*	44,263	22,624
CaixaBank	38,201	133,549
Distribuidora Internacional de Alimentacion S.A.	27,399	176,056
Enagas S.A.	9,002	192,634
Ferrovial S.A.	18,531	273,224
Gas Natural SDG S.A.	15,638	285,955
Grifols S.A.*	6,708	236,010
Iberdrola S.A.	180,912	1,008,835
Inditex S.A.	9,862	1,381,644
Mapfre S.A.	34,107	105,270
Red Electrica Corporacion S.A.	4,875	240,862
Repsol S.A.	37,071	761,314
Telefonica S.A.	185,618	2,520,456
Zardoya Otis S.A.	6,826	98,386

		14,888,261

Sweden (1.3%)
Alfa Laval AB	15,368	322,125
Assa Abloy AB, Class B	15,162	570,932
Atlas Copco AB, Class A	30,074	832,542
Atlas Copco AB, Class B	17,852	437,981
Boliden AB	12,560	238,729
Electrolux AB	11,030	289,688
Elekta AB, Class B	16,536	260,768
Getinge AB, Class B	9,172	310,712
Hennes & Mauritz AB, Class B	42,976	1,493,387
Hexagon AB, Class B	10,862	273,044
Husqvarna AB, Class B	17,915	108,596
Industrivarden AB, Class C	5,200	86,479
Investment AB Kinnevik, Class B	9,445	197,356
Investor AB, Class B	20,831	546,361
Lundin Petroleum AB*	10,029	231,409
Nordea Bank AB	119,016	1,139,840
Ratos AB, Class B	8,510	81,971
Sandvik AB	44,801	720,065
Scania AB, Class B	14,662	304,942
Securitas AB, Class B	13,993	122,917
Skandinaviska Enskilda Banken AB, Class A	64,512	550,131
Skanska AB, Class B	17,410	286,444
SKF AB, Class B	17,927	453,635
Svenska Cellulosa AB, Class B	26,460	579,227
Svenska Handelsbanken AB, Class A	22,383	801,982
Swedbank AB, Class A	36,187	712,102
Swedish Match AB	9,241	311,244
Tele2 AB, Class B	14,569	264,228
Telefonaktiebolaget LM Ericsson, Class B	137,952	1,387,558
TeliaSonera AB	96,630	658,196
Volvo AB, Class B	62,822	866,296

		15,440,887

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Switzerland (8.8%)
ABB Ltd. (Registered)*	99,565	$2,067,358
Actelion Ltd. (Registered)*	4,690	225,279
Adecco S.A. (Registered)*	6,070	321,745
Aryzta AG*	3,930	201,641
Baloise Holding AG (Registered)	2,133	186,145
Banque Cantonale Vaudoise (Registered)	134	71,136
Barry Callebaut AG (Registered)*	84	81,112
Cie Financiere Richemont S.A., Class A	23,623	1,888,977
Credit Suisse Group AG (Registered)*	56,846	1,426,342
EMS-Chemie Holding AG (Registered)	374	88,211
Geberit AG (Registered)*	1,659	367,266
Givaudan S.A. (Registered)*	380	402,867
Glencore International plc	172,503	1,005,295
Holcim Ltd. (Registered)*	10,233	753,691
Julius Baer Group Ltd.*	9,757	351,044
Kuehne + Nagel International AG (Registered)	2,473	300,966
Lindt & Spruengli AG*	40	130,459
Lindt & Spruengli AG (Registered)*	5	188,689
Lonza Group AG (Registered)	2,354	127,322
Nestle S.A. (Registered)	293,300	19,115,567
Nestle S.A. (Registered) (ADR)	134,170	8,743,859
Noble Corp.	554,282	19,300,099
Novartis AG (Registered)	128,948	8,163,893
Novartis AG (ADR)	54,051	3,421,428
Pargesa Holding S.A.	1,194	82,627
Partners Group Holding AG	789	182,237
Roche Holding AG	31,819	6,482,323
Schindler Holding AG	2,198	317,482
Schindler Holding AG (Registered)	963	136,488
SGS S.A. (Registered)	250	555,361
Sika AG	97	224,809
Sonova Holding AG (Registered)*	2,253	249,603
STMicroelectronics N.V.	29,296	213,597
Sulzer AG (Registered)	1,077	170,681
Swatch Group AG	1,377	708,652
Swatch Group AG (Registered)	1,998	174,496
Swiss Life Holding AG (Registered)*	1,364	182,045
Swiss Prime Site AG (Registered)*	2,424	202,822
Swiss Reinsurance AG*	15,914	1,161,472
Swisscom AG (Registered)	1,066	459,757
Syngenta AG (Registered)	4,214	1,699,856
Syngenta AG (ADR)	53,684	4,337,667
Transocean Ltd. (BATS Europe Exchange)	16,329	729,604
Transocean Ltd. (New York Exchange)	97,350	4,346,678
UBS AG (Registered)*	164,901	2,593,262
Weatherford International Ltd.*	594,491	6,652,354

Wolseley plc	12,461	$592,285
Xstrata plc	94,754	1,685,301
Zurich Insurance Group AG*	6,671	1,783,770

		104,855,620

United Kingdom (12.9%)
3i Group plc	43,488	152,025
Aberdeen Asset Management plc	38,566	228,691
Admiral Group plc	9,139	175,002
Aggreko plc	12,212	350,221
AMEC plc	14,360	234,942
Anglo American plc	63,034	2,012,141
Antofagasta plc	18,051	401,109
ARM Holdings plc	62,866	803,863
Associated British Foods plc	16,306	415,052
AstraZeneca plc	56,451	2,668,742
Aviva plc	132,747	801,367
Babcock International Group plc	16,463	255,485
BAE Systems plc	147,831	812,180
Balfour Beatty plc	31,620	141,305
Barclays plc	524,923	2,266,819
BG Group plc	153,985	2,582,062
BHP Billiton plc	95,734	3,364,045
BP plc	863,113	5,980,306
British American Tobacco plc	279,734	14,174,131
British American Tobacco plc (ADR)	73,762	7,468,403
British Land Co. plc (REIT)	37,801	351,428
British Sky Broadcasting Group plc	49,291	615,738
BT Group plc	355,051	1,338,363
Bunzl plc	15,153	247,415
Burberry Group plc	20,053	410,576
Capita plc	29,586	366,352
Capital Shopping Centres Group plc (REIT)	25,073	141,073
Carnival plc	8,295	320,656
Centrica plc	236,065	1,282,398
Cobham plc	48,563	176,612
Compass Group plc	83,551	988,138
Croda International plc	6,105	236,522
Diageo plc	448,773	13,064,915
Diageo plc (ADR)	78,038	9,097,670
Eurasian Natural Resources Corp.	11,450	55,087
Evraz plc	14,827	65,444
G4S plc	64,587	269,693
GKN plc	75,516	281,769
GlaxoSmithKline plc	225,243	4,890,383
Hammerson plc (REIT)	32,617	262,800
Hargreaves Lansdown plc	10,800	120,012
HSBC Holdings plc	829,655	8,775,120
ICAP plc	24,647	126,094
IMI plc	14,483	257,592
Imperial Tobacco Group plc	44,700	1,726,084
Inmarsat plc	20,111	194,134
InterContinental Hotels Group plc	12,434	349,665
International Consolidated Airlines Group S.A.*	41,335	122,161

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Intertek Group plc	7,331	$369,966
Invensys plc	36,419	197,866
Investec plc	24,149	164,479
ITV plc	169,421	290,647
J Sainsbury plc	55,910	314,574
Johnson Matthey plc	9,375	360,050
Kazakhmys plc	9,465	124,462
Kingfisher plc	108,271	500,092
Land Securities Group plc (REIT)	35,629	481,697
Legal & General Group plc	268,388	647,947
Lloyds Banking Group plc*	1,914,448	1,534,008
London Stock Exchange Group plc	7,895	137,905
Marks & Spencer Group plc	73,351	457,322
Meggitt plc	35,149	219,112
Melrose Industries plc	54,799	204,153
National Grid plc	164,878	1,888,583
Next plc	7,437	459,017
Old Mutual plc	222,385	660,550
Pearson plc	37,261	728,428
Petrofac Ltd.	11,872	321,646
Prudential plc	115,474	1,611,241
Randgold Resources Ltd.	3,988	393,041
Reckitt Benckiser Group plc	29,377	1,840,285
Reed Elsevier plc	55,645	584,267
Resolution Ltd.	63,131	252,012
Rexam plc	40,175	282,315
Rio Tinto plc	312,297	18,198,313
Rio Tinto plc (ADR)	87,653	5,091,763
Rolls-Royce Holdings plc*	84,647	1,219,616
Rolls-Royce Holdings plc (Preference), Class C*(b)†	6,433,172	10,450
Royal Bank of Scotland Group plc*	97,082	522,872
RSA Insurance Group plc	161,763	326,488
SABMiller plc	43,275	2,036,871
Sage Group plc	56,554	270,929
Schroders plc	5,042	141,653
Segro plc (REIT)	34,175	140,130
Serco Group plc	22,848	196,701
Severn Trent plc	10,879	278,723
Smith & Nephew plc	40,966	453,355
Smiths Group plc	17,973	353,766
SSE plc	42,832	989,894
Standard Chartered plc	108,071	2,739,456
Standard Life plc	107,672	575,112
Subsea 7 S.A.	12,886	308,195
Tate & Lyle plc	21,388	265,218
Tesco plc	364,146	2,000,370
TUI Travel plc	20,870	97,123
Tullow Oil plc	41,303	841,109
Unilever plc	58,139	2,206,830
United Utilities Group plc	31,202	342,387
Vedanta Resources plc	4,928	96,316
Vodafone Group plc	2,227,014	5,600,643
Weir Group plc	9,683	300,555
Whitbread plc	8,152	324,993
WM Morrison Supermarkets plc	105,117	449,601

		152,826,882

United States (2.0%)
Bunge Ltd.	29,718	$2,160,201
Schlumberger Ltd.	314,944	21,822,470
Sims Metal Management Ltd.	7,315	71,318

		24,053,989

Total Common Stocks (72.3%) (Cost $635,743,226)		858,883,570

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(10.2%)
iShares FTSE China 25 Index Fund	92,410	3,740,757
iShares MSCI Australia Index Fund	84,315	2,119,679
iShares MSCI Austria Investable Market Index Fund	131,337	2,389,020
iShares MSCI Belgium Capped Investable Market Index Fund	89,497	1,239,533
iShares MSCI BRIC Index Fund	71,916	2,937,049
iShares MSCI Canada Index Fund	44,758	1,271,127
iShares MSCI EAFE Index Fund	559,066	31,766,130
iShares MSCI EAFE Small Cap Index Fund	47,600	1,937,796
iShares MSCI Emerging Markets Index Fund	77,132	3,420,804
iShares MSCI France Index Fund	112,967	2,664,892
iShares MSCI Germany Index Fund	317,110	7,838,959
iShares MSCI Hong Kong Index Fund	21,077	409,315
iShares MSCI Indonesia Investable Market Index Fund	15,100	456,926
iShares MSCI Israel Capped Investable Market Index Fund	9,500	398,050
iShares MSCI Italy Index Fund	298,048	4,008,746
iShares MSCI Japan Index Fund	1,008,880	9,836,580
iShares MSCI Malaysia Index Fund	14,662	221,836
iShares MSCI Mexico Investable Market Index Fund	4,848	341,929
iShares MSCI Netherlands Investable Market Index Fund	99,593	2,042,652
iShares MSCI Pacific ex-Japan Index Fund	131,592	6,203,247
iShares MSCI Poland Investable Market Index Fund	7,700	228,074
iShares MSCI Singapore Index Fund	38,226	523,314
iShares MSCI South Korea Index Fund	5,000	316,800
iShares MSCI Spain Index Fund	55,621	1,683,092
iShares MSCI Sweden Index Fund	53,203	1,606,731
iShares MSCI Switzerland Index Fund	30,300	812,040
iShares MSCI Thailand Index Fund	5,518	455,180

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

iShares MSCI Turkey Index Fund	6,484	$433,002
iShares MSCI United Kingdom Index Fund	66,400	1,191,216
iShares S&P Europe 350 Index Fund	400,566	15,742,244
iShares S&P Latin America 40 Index Fund	32,247	1,413,709
SPDR DJ EURO Stoxx 50 Fund	49,064	1,700,558
SPDR S&P Emerging Asia Pacific ETF	36,279	2,811,985
SPDR S&P Emerging Europe ETF	11,967	525,950
Vanguard MSCI EAFE ETF	174,400	6,144,112
Vanguard MSCI Emerging Markets ETF	6,000	267,180

Total Investment Companies (10.2%) (Cost $101,903,918)		121,100,214

	Number of Rights	Value (Note 1)

RIGHTS:
Singapore (0.0%)
Olam International Ltd., expiring 1/21/13*†	23,138	$—

Spain (0.0%)
Repsol S.A., expiring 1/10/13*	37,071	22,606

Total Rights (0.0%) (Cost $—)		22,606

Total Investments (82.5%) (Cost $737,647,144)		980,006,390
Other Assets Less Liabilities (17.5%)		207,198,616

Net Assets (100%)		$1,187,205,006

*	Non-income producing.
†	Securities (totaling $10,450 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt
CDI	— CHESS Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

Investments in companies which were affiliates for the year ended December 31, 2012, were as follows:

Securities	Market Value December 31, 2011	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)
AXA S.A.	$1,145,508	$—	$157,190	$1,446,113	$67,640	$(63,113)
iShares MSCI Belgium Capped Investable Market Index Fund*	1,593,763	—	663,402	1,239,533	53,695	34,125

	$2,739,271	$—	$820,592	$2,685,646	$121,335	$(28,988)

*	Not affiliated as of December 31, 2012.

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	2,369	March-13	$81,694,964	$81,770,045	$75,081
FTSE 100 Index	531	March-13	50,555,762	50,443,851	(111,911)
SPI 200 Index	171	March-13	20,192,410	20,492,149	299,739
TOPIX Index	523	March-13	47,708,052	52,007,214	4,299,162

					$4,562,071

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

At December 31, 2012, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Current Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/15/13	HSBC Bank plc	1,500	$1,549,549	$1,572,435	$(22,886)
British Pound vs. U.S. Dollar, expiring 3/15/13	HSBC Bank plc	2,800	4,547,453	4,518,206	29,247
European Union Euro vs. U.S. Dollar, expiring 3/15/13	HSBC Bank plc	9,500	12,547,439	12,399,733	147,706
Japanese Yen vs. U.S. Dollar, expiring 3/15/13	HSBC Bank plc	125,000	1,443,660	1,509,680	(66,020)

					$88,047

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$53,407,008	$—	$53,407,008
Consumer Staples	30,899,515	86,692,471	—	117,591,986
Energy	106,435,199	44,656,239	—	151,091,438
Financials	3,083,511	123,167,214	—	126,250,725
Health Care	3,425,539	50,291,655	—	53,717,194
Industrials	75,429,563	62,736,092	10,450	138,176,105
Information Technology	—	21,739,401	—	21,739,401
Materials	63,580,645	89,896,032	—	153,476,677
Telecommunication Services	—	24,216,463	—	24,216,463
Utilities	—	19,216,573	—	19,216,573
Forward Currency Contracts	—	176,953	—	176,953
Futures	4,673,982	—	—	4,673,982
Investment Companies
Exchange Traded Funds (ETFs)	121,100,214	—	—	121,100,214
Rights
Consumer Staples	—	—	—	—
Energy	—	22,606	—	22,606

Total Assets	$408,628,168	$576,218,707	$10,450	$984,857,325

Liabilities:
Forward Currency Contracts	$—	$(88,906)	$—	$(88,906)
Futures	(111,911)	—	—	(111,911)

Total Liabilities	$(111,911)	$(88,906)	$—	$(200,817)

Total	$408,516,257	$576,129,801	$10,450	$984,656,508

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Financials	Investments in Common Stocks- Industrials†	Investments in Rights-Consumer Staples††

Balance as of 12/31/11	$130	$10,279	$—
Total gains or losses (realized/unrealized) included in earnings	—	10,431	—
Purchases	—	—	—
Sales	(130)	—	—
Issuances	—	—	—
Settlements	—	(10,260)	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 12/31/12	$—	$10,450	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$—	$10,450	$—

†	Security received through a corporate action with $0 cost.

††	Security received through corporate action with $0 cost and market value.

Fair Values of Derivative Instruments as of December 31, 2012:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	176,953
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	4,673,982	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$4,850,935

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(88,906)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(111,911	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(200,817)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	398,618	—	398,618
Credit contracts	—	—	—	—	—
Equity contracts	—	31,447,462	—	—	31,447,462
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$31,447,462	$398,618	$—	$31,846,080

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	118,426	—	118,426
Credit contracts	—	—	—	—	—
Equity contracts	—	2,861,900	—	—	2,861,900
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$2,861,900	$118,426	$—	$2,980,326

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $24,165,000 and futures contracts with an average notional balance of approximately $197,673,000 during the year ended December 31, 2012.

^ This Portfolio held forward foreign currency contracts and futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$25,288,342
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$101,491,405

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$259,413,162
Aggregate gross unrealized depreciation	(58,400,635)

Net unrealized appreciation	$201,012,527

Federal income tax cost of investments	$778,993,863

The Portfolio has a net capital loss carryforward of $350,241,677 of which $9,429,837 expires in the year 2016, $299,558,271 expires in the year 2017 and $41,253,569 expires in the year 2018.

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $16,676,279 for Short Term during 2012.

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $38,985,742 for Short Term losses and $10,471,772 for Long Term losses.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,514,437)	$2,685,646
Unaffiliated Issuers (Cost $735,132,707)	977,320,744
Cash	10,159,739
Foreign cash (Cost $187,699,670)	185,625,012
Cash held as collateral at broker	12,869,000
Dividends, interest and other receivables	1,434,211
Unrealized appreciation on forward foreign currency contracts	176,953
Receivable from Separate Accounts for Trust shares sold	53,091
Other assets	63,943

Total assets	1,190,388,339

LIABILITIES
Due to broker for futures variation margin	1,354,833
Payable to Separate Accounts for Trust shares redeemed	684,744
Investment management fees payable	596,673
Distribution fees payable - Class IB	167,767
Administrative fees payable	160,181
Unrealized depreciation on forward foreign currency contracts	88,906
Distribution fees payable - Class IA	2,208
Trustees’ fees payable	766
Accrued expenses	127,255

Total liabilities	3,183,333

NET ASSETS	$1,187,205,006

Net assets were comprised of:
Paid in capital	$1,392,439,384
Accumulated undistributed net investment income (loss)	(2,611,217)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(447,560,539)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	244,937,378

Net assets	$1,187,205,006

Class IA
Net asset value, offering and redemption price per share, $10,530,954 / 1,190,058 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.85

Class IB
Net asset value, offering and redemption price per share, $800,488,630 / 90,355,553 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.86

Class K
Net asset value, offering and redemption price per share, $376,185,422 / 42,506,622 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.85

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends ($121,335 of dividend income received from affiliates) (net of $1,650,038 foreign withholding tax)	$27,539,096
Interest	230,599

Total income	27,769,695

EXPENSES
Investment management fees	6,945,525
Distribution fees - Class IB	1,966,060
Administrative fees	1,867,761
Custodian fees	193,000
Printing and mailing expenses	129,535
Professional fees	87,251
Trustees’ fees	32,960
Distribution fees - Class IA	24,385
Miscellaneous	57,297

Gross expenses	11,303,774
Less: Fees paid indirectly	(11,029)

Net expenses	11,292,745

NET INVESTMENT INCOME (LOSS)	16,476,950

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($(28,988) of realized gain (loss) from affiliates)	4,966,458
Futures	31,447,462
Foreign currency transactions	(727,809)

Net realized gain (loss)	35,686,111

Change in unrealized appreciation (depreciation) on:
Securities ($766,967 of change in unrealized appreciation (depreciation) from affiliates)	119,710,677
Futures	2,861,900
Foreign currency translations	(79,217)

Net change in unrealized appreciation (depreciation)	122,493,360

NET REALIZED AND UNREALIZED GAIN (LOSS)	158,179,471

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$174,656,421

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$16,476,950	$17,831,895
Net realized gain (loss) on investments, futures and foreign currency transactions	35,686,111	(70,468,330)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	122,493,360	(177,883,344)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	174,656,421	(230,519,779)

DIVIDENDS:
Dividends from net investment income
Class IA	(151,125)	(1,933,588)
Class IB	(11,389,384)	(24,826,793)
Class K†	(6,292,020)	(10,142,583)

TOTAL DIVIDENDS	(17,832,529)	(36,902,964)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 237,451 and 1,858,720 shares, respectively ]	1,961,775	17,928,120
Capital shares issued in reinvestment of dividends [ 17,148 and 233,196 shares, respectively ]	151,125	1,933,588
Capital shares repurchased [ (217,966) and (47,343,024) shares, respectively ]	(1,825,430)	(406,639,934	)(z)

Total Class IA transactions	287,470	(386,778,226)

Class IB
Capital shares sold [ 4,260,500 and 8,386,119 shares, respectively ]	35,104,049	78,291,803
Capital shares issued in reinvestment of dividends [ 1,291,053 and 3,268,722 shares, respectively ]	11,389,384	24,826,793
Capital shares repurchased [ (14,453,989) and (14,726,496) shares, respectively ]	(120,148,509)	(137,492,959)

Total Class IB transactions	(73,655,076)	(34,374,363)

Class K†
Capital shares sold [ 2,875,399 and 44,481,907 shares, respectively ]	23,786,513	379,056,369	(z)
Capital shares issued in reinvestment of dividends [ 713,803 and 1,359,187 shares, respectively ]	6,292,020	10,142,583
Capital shares repurchased [ (4,591,667) and (2,332,007) shares, respectively ]	(38,037,004)	(18,866,361)

Total Class K transactions	(7,958,471)	370,332,591

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(81,326,077)	(50,819,998)

TOTAL INCREASE (DECREASE) IN NET ASSETS	75,497,815	(318,242,741)
NET ASSETS:
Beginning of year	1,111,707,191	1,429,949,932

End of year (a)	$1,187,205,006	$1,111,707,191

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(2,611,217)	$(687,769)

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/International Core PLUS Portfolio exchanged approximately 40,369,569 Class IA shares for approximately 40,369,569 Class K shares. This exchange amounted to approximately $345,499,888.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009	2008
Net asset value, beginning of year	$7.72	$9.61	$8.95	$6.80	$12.76

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.13 (e)	0.11 (e)	0.15 (e)	0.22	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.15	(1.74)	0.74	2.26	(5.84)

Total from investment operations	1.26	(1.61)	0.85	2.41	(5.62)

Less distributions:
Dividends from net investment income	(0.13)	(0.28)	(0.19)	(0.26)	(0.16)
Distributions from net realized gains	—	—	—	—	(0.16)
Return of capital	—	—	—	—	(0.02)

Total dividends and distributions	(0.13)	(0.28)	(0.19)	(0.26)	(0.34)

Net asset value, end of year	$8.85	$7.72	$9.61	$8.95	$6.80

Total return	16.29%	(16.73)%	9.52%	35.55%	(44.67)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,531	$8,903	$445,820	$404,122	$1,250,082
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	0.78%	0.85%	0.85%	0.85%
After waivers, reimbursements and fees paid indirectly (f)	1.05%	0.78%	0.85%	0.84%	0.83%
Before waivers, reimbursements and fees paid indirectly (f)	1.05%	0.78%	0.85%	0.85%	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.33%	1.29%	1.30%	2.11%	2.22%
After waivers, reimbursements and fees paid indirectly (f)	1.33%	1.30%	1.30%	2.12%	2.24%
Before waivers, reimbursements and fees paid indirectly (f)	1.33%	1.29%	1.30%	2.11%	2.20%
Portfolio turnover rate	3%	3%	12%	17%	8%

	Year Ended December 31,
Class IB	2012	2011	2010	2009	2008
Net asset value, beginning of year	$7.73	$9.62	$8.96	$6.80	$12.77

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.12 (e)	0.09 (e)	0.13 (e)	0.22	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.15	(1.75)	0.73	2.27	(5.87)

Total from investment operations	1.26	(1.63)	0.82	2.40	(5.65)

Less distributions:
Dividends from net investment income	(0.13)	(0.26)	(0.16)	(0.24)	(0.14)
Distributions from net realized gains	—	—	—	—	(0.16)
Return of capital	—	—	—	—	(0.02)

Total dividends and distributions	(0.13)	(0.26)	(0.16)	(0.24)	(0.32)

Net asset value, end of year	$8.86	$7.73	$9.62	$8.96	$6.80

Total return	16.27%	(16.92)%	9.23%	35.34%	(44.86)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$800,489	$766,952	$984,130	$943,631	$661,369
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	1.03%	1.10%	1.10%	1.10%
After waivers, reimbursements and fees paid indirectly (f)	1.05%	1.03%	1.10%	1.10%	1.09%
Before waivers, reimbursements and fees paid indirectly (f)	1.05%	1.03%	1.10%	1.10%	1.12	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.34%	1.25%	1.00%	1.63%	2.12%
After waivers, reimbursements and fees paid indirectly (f)	1.34%	1.25%	1.01%	1.64%	2.13%
Before waivers, reimbursements and fees paid indirectly (f)	1.34%	1.25%	1.00%	1.63%	2.10%
Portfolio turnover rate	3%	3%	12%	17%	8%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$7.72	$8.45

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.15	(0.55)

Total from investment operations	1.28	(0.49)

Less distributions:
Dividends from net investment income	(0.15)	(0.24)

Net asset value, end of period	$8.85	$7.72

Total return (b)	16.59%	(5.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$376,185	$335,852
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.80%	0.78%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.80%	0.77%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.80%	0.78%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.60%	2.10%
After waivers, reimbursements and fees paid indirectly (a)(f)	1.60%	2.10%
Before waivers, reimbursements and fees paid indirectly (a)(f)	1.60%	2.10%
Portfolio turnover rate	3%	3%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	16.22%	(7.43)%	5.73%
Portfolio – Class IB Shares**	16.14	(7.63)	5.51
Portfolio – Class K Shares***	16.52	N/A	10.75
40% DJ EuroSTOXX 50 Index/25% FTSE 100 Index/25% TOPIX Index/10% S&P/ASX 200 Index	16.04	(4.14)	N/A
MSCI EAFE Index	17.32	(3.69)	8.21
* Date of inception 4/3/95. ** Date of inception 5/1/97. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 16.22% for the year ended December 31, 2012. This compares to the returns of the following broad market benchmarks 40% DJ EuroSTOXX 50 Index/25% FTSE 100 Index/25% TOPIX Index/10% S&P/ASX 200 Index 16.04% and the MSCI EAFE Index 17.32% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to relative performance during the period ending December 31, 2012 were Financials, Consumer Discretionary, Consumer Staples, Industrials and Health Care.

•	The five stocks that provided the most positive impact to performance for the period ending December 31, 2012 were Sanofi S.A., HSBC Holdings PLC, Bayer AG, SAP AG and BASF SE.

What hurt performance during the year:

•	The most negative sector contributors to performance for the period ending December 31, 2012 were Telecommunication Services, Utilities, Energy, Information Technology and Materials.

•	The five stocks that had the most negative impact on performance for the period ending December 31, 2012 were UniCredit SpA, Telefonica SA, BG Group, Repsol SA and GDF Suez.

Sector Weightings as of December 31, 2012	% of Net Assets
Financials	24.0%
Industrials	11.3
Consumer Staples	10.9
Consumer Discretionary	10.5
Materials	10.1
Energy	9.3
Health Care	7.9
Telecommunication Services	5.7
Information Technology	5.1
Utilities	4.5
Cash and Other	0.7

100.0%

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,143.40	$4.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.13	4.05
Class IB
Actual	1,000.00	1,143.90	4.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.13	4.05
Class K
Actual	1,000.00	1,146.30	2.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.39	2.78

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.80%, 0.80% and 0.55%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (10.1%)
Abacus Property Group (REIT)	35,719	$80,353
Acrux Ltd.	21,600	64,627
Adelaide Brighton Ltd.	59,238	194,346
AGL Energy Ltd.	72,495	1,164,177
ALS Ltd.	44,731	508,460
Alumina Ltd.	325,954	315,191
Amcor Ltd.	160,165	1,354,335
AMP Ltd.	390,060	1,982,642
Ansell Ltd.	18,208	291,805
APA Group	108,202	624,574
Aquila Resources Ltd.*	25,080	68,482
Ardent Leisure Group	52,736	78,955
Aristocrat Leisure Ltd.	65,930	219,261
Arrium Ltd.	164,568	159,455
Asciano Ltd.	128,977	630,320
ASX Ltd.	23,314	760,612
Atlas Iron Ltd.	111,847	213,231
Aurizon Holdings Ltd.	234,609	921,402
Aurora Oil & Gas Ltd.*	56,881	218,282
Ausdrill Ltd.	33,843	101,400
Australand Property Group (REIT)	30,555	108,510
Australia & New Zealand Banking Group Ltd.	360,426	9,436,279
Australian Infrastructure Fund	82,160	265,899
AWE Ltd.*	69,256	88,560
Bank of Queensland Ltd.	40,837	313,502
Bathurst Resources Ltd.*	78,213	30,196
Beach Energy Ltd.	158,395	247,775
Beadell Resources Ltd.*	94,686	98,615
Bendigo and Adelaide Bank Ltd.	53,022	472,770
BHP Billiton Ltd.	425,467	16,615,811
Billabong International Ltd.	49,934	43,482
BlueScope Steel Ltd.*	68,907	252,768
Boral Ltd.	98,478	452,973
Bradken Ltd.	21,944	126,965
Brambles Ltd.	205,941	1,638,906
Breville Group Ltd.	12,550	87,355
Buru Energy, Ltd.*	25,427	64,373
BWP Trust (REIT)	55,163	124,509
Cabcharge Australia Ltd.	15,005	69,273
Caltex Australia Ltd.	18,107	364,928
Cardno Ltd.	18,809	137,649
carsales.com Ltd.	28,657	220,117
Centro Retail Australia (REIT)	188,749	446,882
CFS Retail Property Trust Group (REIT)	310,497	622,143
Challenger Ltd.	73,624	274,773
Charter Hall Group (REIT)	29,054	99,539
Charter Hall Retail REIT (REIT)	36,455	142,954
Coalspur Mines Ltd.*	53,174	41,052
Coca-Cola Amatil Ltd.	70,210	987,110
Cochlear Ltd.	7,539	623,695
Commonwealth Bank of Australia	213,342	13,858,143
Commonwealth Property Office Fund (REIT)	310,430	331,889

Computershare Ltd.	67,869	$639,086
Crown Ltd.	50,546	563,075
CSL Ltd.	66,504	3,756,951
CSR Ltd.	67,468	138,466
Cudeco Ltd.*	19,809	89,284
David Jones Ltd.	69,969	171,497
Decmil Group Ltd.	18,370	49,258
Dexus Property Group (REIT)	639,880	678,470
Discovery Metals Ltd.*	60,053	103,260
Downer EDI Ltd.*	54,880	236,222
Drillsearch Energy Ltd.*	48,198	77,451
DUET Group	137,101	297,926
DuluxGroup Ltd.	47,498	187,176
Echo Entertainment Group Ltd.	90,207	325,268
Emeco Holdings Ltd.	78,065	49,588
Energy World Corp., Ltd.*	94,134	36,741
Envestra Ltd.	104,525	102,339
Evolution Mining Ltd.*	59,289	107,401
Fairfax Media Ltd.	270,977	144,458
FKP Property Group	21,682	25,745
Fleetwood Corp., Ltd.	6,818	69,954
FlexiGroup Ltd.	25,655	99,191
Flight Centre Ltd.	7,413	210,225
Fortescue Metals Group Ltd.	226,086	1,121,689
Gindalbie Metals Ltd.*	99,944	26,223
Goodman Fielder Ltd.*	217,030	140,912
Goodman Group (REIT)	201,119	914,968
GPT Group (REIT)	216,157	835,264
GrainCorp Ltd., Class A	30,574	394,045
Gryphon Minerals Ltd.*	51,104	27,746
GUD Holdings Ltd.	9,550	85,894
GWA Group Ltd.	35,836	86,413
Harvey Norman Holdings Ltd.	75,245	149,488
iiNET Ltd.	14,345	68,381
Iluka Resources Ltd.	55,897	541,684
Imdex Ltd.	27,029	48,308
Incitec Pivot Ltd.	215,373	731,887
Independence Group NL	31,507	153,570
Insurance Australia Group Ltd.	274,935	1,352,111
Integra Mining Ltd.*†	117,391	65,122
Investa Office Fund (REIT)	82,010	255,649
Invocare Ltd.	14,699	134,704
IOOF Holdings Ltd.	27,238	206,712
Iress Ltd.	13,580	117,214
JB Hi-Fi Ltd.	13,241	143,173
Karoon Gas Australia Ltd.*	23,143	130,134
Kingsgate Consolidated Ltd.	20,695	97,021
Leighton Holdings Ltd.	21,890	411,841
Lend Lease Group	69,304	675,192
Lynas Corp., Ltd.*	254,040	155,458
M2 Telecommunications Group Ltd.	18,736	81,885
Macquarie Atlas Roads Group*	50,621	88,134
Macquarie Group Ltd.	45,215	1,681,568
Maverick Drilling & Exploration Ltd.*	49,217	37,442
McMillan Shakespeare Ltd.	7,509	108,834
Medusa Mining Ltd.	24,465	141,112
Mermaid Marine Australia Ltd.	28,961	103,879
Mesoblast Ltd.*	21,154	118,667
Metcash Ltd.	113,788	396,263

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Mineral Deposits Ltd.*	11,568	$47,512
Mineral Resources Ltd.	18,470	190,521
Mirabela Nickel Ltd.*	91,524	47,090
Mirvac Group (REIT)	451,619	703,773
Monadelphous Group Ltd.	12,020	308,298
Mount Gibson Iron Ltd.	80,149	71,372
Myer Holdings Ltd.	76,987	173,685
National Australia Bank Ltd.	305,038	7,977,595
Navitas Ltd.	32,044	156,424
Newcrest Mining Ltd.	101,202	2,362,760
Northern Star Resources Ltd.	51,527	67,300
NRW Holdings Ltd.	34,585	69,413
Nufarm Ltd.	23,508	142,714
OceanaGold Corp. (CDI)*	17,866	52,183
Oil Search Ltd.	145,154	1,066,716
Orica Ltd.	48,226	1,268,177
Origin Energy Ltd.	143,892	1,760,906
OZ Minerals Ltd.	41,604	296,237
Pacific Brands Ltd.	116,468	75,987
Paladin Energy Ltd.*	100,762	110,819
PanAust Ltd.	61,761	218,679
Perpetual Ltd.	5,553	202,218
Perseus Mining Ltd.*	59,719	131,616
Platinum Asset Management Ltd.	31,284	129,828
Primary Health Care Ltd.	62,305	260,352
Qantas Airways Ltd.*	297,142	467,198
QBE Insurance Group Ltd.	158,406	1,813,053
Qube Holdings Ltd.	77,167	134,552
Ramsay Health Care Ltd.	17,228	489,454
Regis Resources Ltd.*	54,148	292,294
Reject Shop Ltd.	3,488	54,522
Resolute Mining Ltd.	84,057	145,208
Rio Tinto Ltd.	57,772	4,021,158
SAI Global Ltd.	26,379	117,516
Sandfire Resources NL*	12,784	116,538
Santos Ltd.	126,432	1,480,713
Saracen Mineral Holdings Ltd.*	71,317	28,861
Seek Ltd.	43,182	318,249
Senex Energy Ltd.*	120,296	88,237
Seven Group Holdings Ltd.	13,231	117,479
Seven West Media Ltd.	73,904	127,476
Shopping Centres Australasia Property Group (REIT)*	77,690	121,016
Sigma Pharmaceuticals Ltd.	152,410	117,201
Silver Lake Resources Ltd.*	48,739	169,834
Sirtex Medical Ltd.	5,943	80,844
Skilled Group Ltd.	25,999	70,892
SMS Management & Technology Ltd.	8,645	41,865
Sonic Healthcare Ltd.	51,724	722,273
Southern Cross Media Group Ltd.	71,677	78,707
SP AusNet	209,950	241,133
Spark Infrastructure Group§	155,546	272,252
St Barbara Ltd.*	63,903	98,847
Stockland Corp., Ltd. (REIT)	294,907	1,087,261
Suncorp Group Ltd.	170,603	1,813,843
Sundance Resources Ltd.*	316,971	122,670
Super Retail Group Ltd.	17,426	180,386
Sydney Airport	190,875	673,635

Tabcorp Holdings Ltd.	96,047	$306,952
Tatts Group Ltd.	180,224	567,453
Telstra Corp., Ltd.	1,649,675	7,515,106
Ten Network Holdings Ltd.*	106,588	32,508
Toll Holdings Ltd.	89,680	429,320
TPG Telecom Ltd.	36,967	99,826
Transfield Services Ltd.	59,981	122,835
Transpacific Industries Group Ltd.*	116,480	95,206
Transurban Group	193,626	1,229,743
Treasury Wine Estates Ltd.	84,938	418,294
Troy Resources Ltd.	10,723	40,885
UGL Ltd.	21,999	250,194
Virgin Australia Holdings Ltd.*	126,513	55,399
Virgin Australia International Holdings Pty Ltd. (b)*†	190,064	—
Wesfarmers Ltd.	153,539	5,924,813
Western Areas NL	19,278	91,331
Westfield Group (REIT)	274,383	3,027,647
Westfield Retail Trust (REIT)	373,097	1,174,246
Westpac Banking Corp.	408,195	11,159,407
Whitehaven Coal Ltd.	78,451	290,094
Woodside Petroleum Ltd.	82,722	2,948,165
Woolworths Ltd.	164,569	5,029,903
WorleyParsons Ltd.	27,488	678,108
Wotif.com Holdings Ltd.	17,391	96,416

		153,810,117

Belgium (1.2%)
Anheuser-Busch InBev N.V.	216,232	18,896,204

Finland (0.3%)
Nokia Oyj	1,088,740	4,281,575

France (14.0%)
Air Liquide S.A.	90,894	11,390,515
BNP Paribas S.A.	404,822	22,818,651
Carrefour S.A.	172,885	4,476,933
Cie de Saint-Gobain S.A.	129,230	5,529,565
Cie Generale d’Optique Essilor International S.A.	61,922	6,278,295
Danone S.A.	175,924	11,623,226
France Telecom S.A.	562,570	6,299,995
GDF Suez S.A.	413,700	8,523,834
L’Oreal S.A.	69,301	9,680,663
LVMH Moet Hennessy Louis Vuitton S.A.	77,689	14,477,117
Sanofi S.A.	350,349	33,225,403
Schneider Electric S.A.	159,543	11,899,273
Societe Generale S.A.*	296,910	11,168,035
Total S.A.	645,576	33,413,407
Unibail-Rodamco S.A. (REIT)	35,288	8,638,726
Vinci S.A.	147,198	7,005,502
Vivendi S.A.	365,542	8,231,879

		214,681,019

Germany (12.8%)
Allianz SE (Registered)	131,508	18,218,671
BASF SE	267,209	25,115,312
Bayer AG (Registered)	240,412	22,830,117
Bayerische Motoren Werke (BMW) AG	93,457	9,013,175
Daimler AG (Registered)	285,744	15,614,402

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Deutsche Bank AG (Registered)	270,746	$11,795,729
Deutsche Telekom AG (Registered)	866,124	9,840,232
E.ON SE	581,735	10,833,401
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	46,800	8,402,638
RWE AG	142,274	5,873,455
SAP AG	268,728	21,526,855
Siemens AG (Registered)	241,835	26,284,937
Volkswagen AG (Preference)	41,821	9,514,516

		194,863,440

Ireland (1.0%)
CRH plc (BATS Europe Exchange)	210,907	4,376,503
CRH plc (London Stock Exchange)	111,855	2,338,176
Experian plc	157,124	2,538,693
Henderson Group plc (CDI)	81,417	176,874
James Hardie Industries plc (CDI)	57,779	558,966
Shire plc	87,016	2,672,522
WPP plc	196,718	2,859,743

		15,521,477

Italy (3.2%)
Assicurazioni Generali S.p.A.	388,428	7,085,200
Enel S.p.A.	1,852,738	7,708,096
Eni S.p.A.	777,930	19,191,166
Intesa Sanpaolo S.p.A.	4,061,318	7,026,089
UniCredit S.p.A.*	1,571,203	7,758,740

		48,769,291

Japan (24.4%)
77 Bank Ltd.	54,000	216,346
ABC-Mart, Inc.	3,700	160,849
Accordia Golf Co., Ltd.	93	86,458
Acom Co., Ltd.*	6,260	180,055
ADEKA Corp.	13,700	118,180
Aderans Co., Ltd.*	5,400	71,347
Advantest Corp.	22,300	351,940
Aeon Co., Ltd.	99,300	1,135,055
Aeon Credit Service Co., Ltd.	9,600	193,826
Aeon Delight Co., Ltd.	4,300	84,073
Aeon Mall Co., Ltd.	14,400	351,976
Aica Kogyo Co., Ltd.	9,600	155,014
Aichi Bank Ltd.	1,100	61,803
Aichi Corp.	16,500	84,487
Aiful Corp.*	21,900	149,749
Ain Pharmaciez, Inc.	1,460	79,459
Air Water, Inc.	28,000	356,395
Aisan Industry Co., Ltd.	7,700	64,134
Aisin Seiki Co., Ltd.	24,900	776,564
Ajinomoto Co., Inc.	79,000	1,045,257
Akebono Brake Industry Co., Ltd.	14,800	69,391
Alfresa Holdings Corp.	8,400	328,261
All Nippon Airways Co., Ltd.	524,303	1,099,215
Alpen Co., Ltd.	4,000	70,054
Alpine Electronics, Inc.	6,300	58,171
Alps Electric Co., Ltd.	25,900	156,550

Amada Co., Ltd.	48,000	$312,327
Anritsu Corp.	14,100	167,547
AOKI Holdings, Inc.	4,100	93,521
Aoyama Trading Co., Ltd.	8,200	157,537
Aozora Bank Ltd.	113,000	347,207
Arcs Co., Ltd.	4,507	92,312
Ariake Japan Co., Ltd.	3,950	72,227
Arnest One Corp.	5,900	96,626
As One Corp.	3,400	70,684
Asahi Glass Co., Ltd.	139,000	1,009,884
Asahi Group Holdings Ltd.	60,900	1,290,907
Asahi Kasei Corp.	172,760	1,020,206
Asatsu-DK, Inc.	5,300	126,449
Asics Corp.	30,000	457,045
ASKUL Corp.	3,500	46,588
Astellas Pharma, Inc.	62,500	2,807,580
Autobacs Seven Co., Ltd.	4,100	172,014
Avex Group Holdings, Inc.	6,000	120,530
Awa Bank Ltd.	27,000	154,236
Azbil Corp.	9,000	181,438
Bando Chemical Industries Ltd.	17,100	57,473
Bank of Iwate Ltd.	1,900	83,123
Bank of Kyoto Ltd.	47,000	395,436
Bank of Okinawa Ltd.	2,000	80,177
Bank of Saga Ltd.	25,300	58,322
Bank of Yokohama Ltd.	170,000	789,111
Benesse Holdings, Inc.	8,700	360,600
Bic Camera, Inc.	178	88,193
BML, Inc.	2,697	65,828
Bridgestone Corp.	88,200	2,286,242
Brother Industries Ltd.	41,400	446,678
Calbee, Inc.	2,674	188,220
Calsonic Kansei Corp.	19,880	82,056
Canon Electronics, Inc.	4,076	88,930
Canon Marketing Japan, Inc.	10,700	152,606
Canon, Inc.	164,400	6,448,124
Capcom Co., Ltd.	6,700	102,327
Casio Computer Co., Ltd.	31,300	274,476
Cawachi Ltd.	3,400	67,130
Central Glass Co., Ltd.	33,000	110,755
Central Japan Railway Co.	22,275	1,807,297
Century Tokyo Leasing Corp.	7,500	154,798
Chiba Bank Ltd.	109,000	637,721
Chiyoda Co., Ltd.	3,062	76,601
Chiyoda Corp.	24,000	343,654
Chofu Seisakusho Co., Ltd.	3,200	70,854
Chubu Electric Power Co., Inc.	84,400	1,126,174
Chudenko Corp.	5,900	55,033
Chugai Pharmaceutical Co., Ltd.	32,700	626,697
Chugai Ro Co., Ltd.	19,300	49,905
Chugoku Bank Ltd.	21,000	293,151
Chugoku Electric Power Co., Inc.	38,900	610,025
Citizen Holdings Co., Ltd.	35,300	186,602
CKD Corp.	9,000	56,792
Cleanup Corp.	10,500	74,743
CMK Corp.	12,000	46,713
Coca-Cola Central Japan Co., Ltd.	5,400	66,587
Coca-Cola West Co., Ltd.	11,100	170,901
Cocokara fine, Inc.	2,757	86,033

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Colowide Co., Ltd.	5,764	$52,012
COMSYS Holdings Corp.	17,500	225,151
Cosel Co., Ltd.	4,700	57,687
Cosmo Oil Co., Ltd.	94,000	208,619
Cosmos Pharmaceutical Corp.	1,165	115,456
Credit Saison Co., Ltd.	25,000	625,167
Dai Nippon Printing Co., Ltd.	88,000	689,630
Daibiru Corp.	10,700	99,154
Daicel Corp.	44,000	291,134
Daido Steel Co., Ltd.	57,000	286,111
Daidoh Ltd.	8,200	55,046
Daiei, Inc.*	18,100	41,682
Daifuku Co., Ltd.	14,100	90,800
Daihatsu Motor Co., Ltd.	28,000	553,829
Daihen Corp.	17,500	51,322
Daiichi Chuo KK*	141,000	131,830
Dai-ichi Life Insurance Co., Ltd.	1,418	1,995,190
Daiichi Sankyo Co., Ltd.	88,300	1,354,478
Dai-ichi Seiko Co., Ltd.	2,258	36,063
Daikin Industries Ltd.	37,300	1,281,645
Daikyo, Inc.	44,931	122,559
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	13,100	54,793
Dainippon Screen Manufacturing Co., Ltd.*	25,000	153,107
Dainippon Sumitomo Pharma Co., Ltd.	24,300	291,936
Daisan Bank Ltd.	28,000	49,790
Daishi Bank Ltd.	42,000	132,450
Daito Trust Construction Co., Ltd.	11,400	1,072,765
Daiwa House Industry Co., Ltd.	75,000	1,290,506
Daiwa Securities Group, Inc.	263,000	1,464,827
Daiwabo Holdings Co., Ltd.	29,000	59,426
DCM Holdings Co., Ltd.	15,000	98,441
DeNA Co., Ltd.	13,013	427,879
Denki Kagaku Kogyo KK	71,000	243,003
Denki Kogyo Co., Ltd.	14,500	58,891
Denso Corp.	66,400	2,310,383
Dentsu, Inc.	27,300	733,325
Descente Ltd.	13,400	82,233
DIC Corp.	129,000	239,157
Disco Corp.	3,400	176,025
Don Quijote Co., Ltd.	7,800	285,750
Doshisha Co., Ltd.	3,000	78,525
Doutor Nichires Holdings Co., Ltd.	5,500	71,697
Dowa Holdings Co., Ltd.	40,000	259,133
Dr. Ci:Labo Co., Ltd.	25	78,011
Duskin Co., Ltd.	9,300	167,915
Eagle Industry Co., Ltd.	6,600	54,551
East Japan Railway Co.	50,700	3,278,075
Ebara Corp.	59,000	248,007
Eisai Co., Ltd.	34,600	1,444,698
Eizo Nanao Corp.	3,000	47,820
Electric Power Development Co., Ltd.	17,000	402,992
Enplas Corp.	1,027	45,918
Exedy Corp.	3,900	86,000
Ezaki Glico Co., Ltd.	13,000	134,094
FamilyMart Co., Ltd.	8,100	333,430

Fancl Corp.	7,800	$81,347
FANUC Corp.	28,300	5,262,776
Fast Retailing Co., Ltd.	5,300	1,346,059
FCC Co., Ltd.	4,382	91,056
FIDEA Holdings Co., Ltd.	18,514	41,021
FP Corp.	1,200	79,710
Fuji Co., Ltd.	3,400	71,465
Fuji Electric Co., Ltd.	97,000	239,294
Fuji Heavy Industries Ltd.	84,000	1,057,667
Fuji Kyuko Co., Ltd.	14,100	81,964
Fuji Media Holdings, Inc.	276	417,218
Fuji Oil Co., Ltd.	8,600	124,346
Fuji Seal International, Inc.	3,200	64,220
Fujicco Co., Ltd.	5,900	69,956
Fujifilm Holdings Corp.	63,700	1,283,019
Fujikura Ltd.	51,000	158,000
Fujimi, Inc.	4,600	81,658
Fujita Kanko, Inc.	15,600	53,053
Fujitsu General Ltd.	9,138	86,391
Fujitsu Ltd.	259,000	1,087,456
Fukuoka Financial Group, Inc.	128,000	512,315
Fukuyama Transporting Co., Ltd.	16,000	81,283
Funai Electric Co., Ltd.	2,800	36,503
Furukawa Co., Ltd.*	61,000	61,421
Furukawa Electric Co., Ltd.*	108,000	242,663
Futaba Industrial Co., Ltd.*	9,500	41,114
Fuyo General Lease Co., Ltd.	627	20,291
Glory Ltd.	8,900	206,162
GMO Internet, Inc.	14,200	92,026
Goldcrest Co., Ltd.	2,880	48,562
Gree, Inc.	14,234	220,692
GS Yuasa Corp.	61,000	245,528
Gulliver International Co., Ltd.	1,500	53,451
Gunma Bank Ltd.	75,000	364,905
Gunze Ltd.	24,000	62,723
H2O Retailing Corp.	19,000	176,319
Hachijuni Bank Ltd.	60,000	301,190
Hakuhodo DY Holdings, Inc.	4,650	300,997
Hamamatsu Photonics KK	12,500	450,963
Hankyu Hanshin Holdings, Inc.	169,000	872,470
Hanwa Co., Ltd.	30,600	119,837
Haseko Corp.*	226,500	178,482
Heiwa Corp.	6,900	112,107
Heiwa Real Estate Co., Ltd.	4,920	67,073
Heiwado Co., Ltd.	2,819	39,133
Higo Bank Ltd.	26,000	144,377
Hikari Tsushin, Inc.	2,400	92,541
Hino Motors Ltd.	41,000	367,659
Hirose Electric Co., Ltd.	5,200	622,564
Hiroshima Bank Ltd.	96,000	402,236
HIS Co., Ltd.	3,095	104,938
Hisaka Works Ltd.	5,400	44,618
Hisamitsu Pharmaceutical Co., Inc.	9,400	466,079
Hitachi Cable Ltd.*	27,000	43,977
Hitachi Capital Corp.	5,200	107,078
Hitachi Chemical Co., Ltd.	14,700	219,105
Hitachi Construction Machinery Co., Ltd.	15,400	323,281
Hitachi High-Technologies Corp.	9,800	202,750

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Hitachi Koki Co., Ltd.	8,500	$69,585
Hitachi Kokusai Electric, Inc.	7,500	54,925
Hitachi Ltd.	628,000	3,695,860
Hitachi Metals Ltd.	28,400	240,165
Hitachi Transport System Ltd.	6,300	91,553
Hitachi Zosen Corp.	136,500	190,925
Hodogaya Chemical Co., Ltd.	16,300	31,886
Hogy Medical Co., Ltd.	1,800	85,729
Hokkaido Electric Power Co., Inc.	26,200	318,150
Hokkoku Bank Ltd.	36,000	133,059
Hokuetsu Kishu Paper Co., Ltd.	21,000	121,860
Hokuhoku Financial Group, Inc.	227,000	335,776
Hokuriku Electric Power Co.	29,500	348,776
Hokuto Corp.	3,600	70,611
Honda Motor Co., Ltd.	229,658	8,464,829
Horiba Ltd.	5,500	159,650
Hoshizaki Electric Co., Ltd.	6,600	175,629
Hosiden Corp.	8,300	51,076
House Foods Corp.	13,200	198,999
Hoya Corp.	65,300	1,285,689
Hulic Co., Ltd.	34,465	234,036
Hyakugo Bank Ltd.	28,000	126,632
Hyakujushi Bank Ltd.	37,000	137,028
Ibiden Co., Ltd.	19,800	316,060
IBJ Leasing Co., Ltd.	4,188	117,439
Ichibanya Co., Ltd.	2,500	77,784
Ichiyoshi Securities Co., Ltd.	15,947	111,700
Icom, Inc.	2,600	57,968
Idec Corp.	7,600	70,731
Idemitsu Kosan Co., Ltd.	4,000	348,383
IHI Corp.	220,000	565,486
Iino Kaiun Kaisha Ltd.	15,800	58,014
Inaba Denki Sangyo Co., Ltd.	3,425	98,469
Inabata & Co., Ltd.	11,600	78,108
Inageya Co., Ltd.	6,500	74,338
INES Corp.	9,000	56,016
INPEX Corp.	366	1,953,288
Internet Initiative Japan, Inc.	3,624	83,131
Iseki & Co., Ltd.	34,000	88,339
Isetan Mitsukoshi Holdings Ltd.	52,700	512,932
Isuzu Motors Ltd.	152,000	905,441
IT Holdings Corp.	9,100	109,920
Ito En Ltd.	9,000	165,267
ITOCHU Corp.	211,400	2,231,512
Itochu Enex, Co., Ltd.	6,451	33,274
ITOCHU Techno-Solutions Corp.	4,700	193,679
Itochu-Shokuhin Co., Ltd.	2,100	70,958
Itoham Foods, Inc.	20,000	87,328
Iwatani Corp.	34,600	127,950
Iyo Bank Ltd.	34,000	268,349
Izumi Co., Ltd.	8,800	185,576
J. Front Retailing Co., Ltd.	75,000	413,503
Jafco Co., Ltd.	3,600	105,321
Japan Airlines Co., Ltd.*	22,311	954,956
Japan Airport Terminal Co., Ltd.	10,100	104,123
Japan Digital Laboratory Co., Ltd.	6,400	71,912
Japan Petroleum Exploration Co.	5,700	199,205

Japan Pulp & Paper Co., Ltd.	20,100	$65,837
Japan Radio Co., Ltd.*	23,400	64,317
Japan Securities Finance Co., Ltd.	13,400	86,106
Japan Steel Works Ltd.	52,000	336,866
Japan Tobacco, Inc.	135,715	3,826,034
JFE Holdings, Inc.	70,900	1,336,663
JGC Corp.	30,000	934,567
J-Oil Mills, Inc.	23,100	64,282
Joshin Denki Co., Ltd.	7,400	72,453
Joyo Bank Ltd.	101,000	477,288
JSR Corp.	29,100	549,755
JTEKT Corp.	25,700	245,091
Juroku Bank Ltd.	41,000	139,128
JVC Kenwood Corp.	19,300	71,625
JX Holdings, Inc.	312,000	1,757,256
Kadokawa Group Holdings, Inc.	2,985	79,437
Kaga Electronics Co., Ltd.	5,500	48,833
Kagome Co., Ltd.	12,800	244,346
Kagoshima Bank Ltd.	21,000	131,505
Kajima Corp.	131,000	432,667
Kakaku.com, Inc.	4,800	158,059
Kaken Pharmaceutical Co., Ltd.	14,000	205,776
Kamigumi Co., Ltd.	36,000	285,777
Kanagawa Chuo Kotsu Co., Ltd.	14,700	79,735
Kandenko Co., Ltd.	16,000	71,663
Kaneka Corp.	42,000	211,235
Kansai Electric Power Co., Inc.	107,600	1,130,527
Kansai Paint Co., Ltd.	39,000	420,043
Kanto Denka Kogyo Co., Ltd.	55,722	119,679
Kao Corp.	74,600	1,943,660
Kappa Create Holdings Co., Ltd.	2,900	62,410
Katakura Industries Co., Ltd.	7,200	63,633
Kawasaki Heavy Industries Ltd.	211,000	573,408
Kawasaki Kisen Kaisha Ltd.*	100,000	152,919
KDDI Corp.	37,835	2,672,475
Keihan Electric Railway Co., Ltd.	72,000	325,985
Keihin Corp.	5,700	81,524
Keikyu Corp.	69,000	610,679
Keio Corp.	83,000	618,860
Keisei Electric Railway Co., Ltd.	40,000	337,647
Keiyo Bank Ltd.	27,000	118,540
Kewpie Corp.	18,400	253,954
KEY Coffee, Inc.	4,000	71,675
Keyence Corp.	6,580	1,816,021
Kikkoman Corp.	29,000	414,266
Kinden Corp.	24,000	155,617
Kinki Sharyo Co., Ltd.	13,400	44,856
Kintetsu Corp.	243,000	994,086
Kintetsu World Express, Inc.	2,900	96,807
Kirin Holdings Co., Ltd.	128,000	1,504,053
Kisoji Co., Ltd.	3,600	70,327
Kissei Pharmaceutical Co., Ltd.	7,000	128,937
Kitz Corp.	14,600	68,662
Kiyo Holdings, Inc.	126,000	183,289
Koa Corp.	5,800	46,562
Kobayashi Pharmaceutical Co., Ltd.	4,700	223,187
Kobe Steel Ltd.	390,000	497,988

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Koito Manufacturing Co., Ltd.	16,000	$233,322
Kokuyo Co., Ltd.	16,500	118,329
Komatsu Ltd.	131,200	3,357,338
Komeri Co., Ltd.	4,300	108,656
Komori Corp.	8,800	73,223
Konami Corp.	14,900	335,003
Konica Minolta Holdings, Inc.	74,000	533,131
Kose Corp.	6,000	125,392
Krosaki Harima Corp.	17,100	45,804
K’s Holdings Corp.	7,200	182,736
Kubota Corp.	150,000	1,722,814
Kura Corp.	4,700	64,955
Kurabo Industries Ltd.	39,100	66,761
Kuraray Co., Ltd.	51,000	667,716
Kurita Water Industries Ltd.	18,400	404,265
Kuroda Electric Co., Ltd.	5,100	60,303
KYB Co., Ltd.	20,100	81,724
Kyocera Corp.	22,800	2,067,530
KYORIN Holdings, Inc.	9,000	174,524
Kyosan Electric Manufacturing Co., Ltd.	15,500	53,311
Kyowa Exeo Corp.	9,800	98,146
Kyowa Hakko Kirin Co., Ltd.	38,000	375,271
Kyudenko Corp.	11,200	57,769
Kyushu Electric Power Co., Inc.	59,300	676,932
Lawson, Inc.	9,900	672,936
Life Corp.	5,900	85,626
Lintec Corp.	6,800	126,879
Lion Corp.	39,000	197,768
LIXIL Group Corp.	38,500	857,354
M3, Inc.	72	114,452
Mabuchi Motor Co., Ltd.	4,600	196,114
Macnica, Inc.	2,900	57,159
Macromill, Inc.	6,300	67,716
Maeda Corp.	18,502	97,142
Maeda Road Construction Co., Ltd.	10,000	152,881
Makino Milling Machine Co., Ltd.	14,997	93,230
Makita Corp.	17,500	813,966
Marubeni Corp.	217,000	1,555,042
Marudai Food Co., Ltd.	21,900	72,513
Maruetsu, Inc.	17,900	59,129
Maruha Nichiro Holdings, Inc.	70,000	122,128
Marui Group Co., Ltd.	43,000	344,074
Maruichi Steel Tube Ltd.	11,400	261,061
Marusan Securities Co., Ltd.	11,800	63,096
Maruzen Showa Unyu Co., Ltd.	22,000	63,057
Matsuda Sangyo Co., Ltd.	4,000	48,598
Matsui Securities Co., Ltd.	14,000	127,866
Matsumotokiyoshi Holdings Co., Ltd.	5,900	139,299
Matsuya Co., Ltd.*	10,200	103,423
Matsuya Foods Co., Ltd.	4,300	76,998
Max Co., Ltd.	6,000	72,874
Mazda Motor Corp.*	454,000	927,078
Medipal Holdings Corp.	29,500	325,039
Megmilk Snow Brand Co., Ltd.	7,000	109,795
Meidensha Corp.	32,000	108,746
MEIJI Holdings Co., Ltd.	10,600	459,435
Meitec Corp.	2,601	57,214

Melco Holdings, Inc.	2,100	$37,115
Mie Bank Ltd.	26,100	55,696
Mikuni Coca-Cola Bottling Co., Ltd.	8,000	75,301
Mimasu Semiconductor Industry Co., Ltd.	6,300	51,485
Minebea Co., Ltd.	48,000	170,834
Miraca Holdings, Inc.	8,000	322,117
MISUMI Group, Inc.	10,600	287,665
Mitsuba Corp.	8,100	58,804
Mitsubishi Chemical Holdings Corp.	191,000	952,744
Mitsubishi Corp.	208,068	3,999,424
Mitsubishi Electric Corp.	269,000	2,289,578
Mitsubishi Estate Co., Ltd.	191,000	4,566,105
Mitsubishi Gas Chemical Co., Inc.	53,000	324,738
Mitsubishi Heavy Industries Ltd.	450,000	2,176,112
Mitsubishi Logistics Corp.	23,000	329,918
Mitsubishi Materials Corp.	176,000	599,905
Mitsubishi Motors Corp.*	670,000	692,564
Mitsubishi Paper Mills Ltd.*	61,000	60,948
Mitsubishi Pencil Co., Ltd.	4,300	71,893
Mitsubishi Research Institute, Inc.	3,100	63,661
Mitsubishi Shokuhin Co., Ltd.	2,500	63,235
Mitsubishi Tanabe Pharma Corp.	23,000	299,884
Mitsubishi UFJ Financial Group, Inc.	2,014,330	10,839,390
Mitsubishi UFJ Lease & Finance Co., Ltd.	7,930	341,062
Mitsuboshi Belting Co., Ltd.	12,100	67,299
Mitsui & Co., Ltd.	228,900	3,424,409
Mitsui Chemicals, Inc.	119,000	310,829
Mitsui Engineering & Shipbuilding Co., Ltd.	128,000	197,498
Mitsui Fudosan Co., Ltd.	125,000	3,053,885
Mitsui Home Co., Ltd.	13,400	78,152
Mitsui Matsushima Co., Ltd.	32,100	53,444
Mitsui Mining & Smelting Co., Ltd.	97,000	239,407
Mitsui O.S.K. Lines Ltd.	157,000	467,861
Mitsui Sugar Co., Ltd.	19,300	55,500
Mitsui-Soko Co., Ltd.	17,600	70,354
Miura Co., Ltd.	5,400	141,883
Miyazaki Bank Ltd.	26,800	65,221
Mizuho Financial Group, Inc.	3,445,700	6,304,401
Mizuno Corp.	15,800	70,643
Mochida Pharmaceutical Co., Ltd.	13,000	158,442
Modec, Inc.	4,000	86,778
Monex Group, Inc.	247	62,182
MonotaRO Co., Ltd.	2,899	93,477
Mori Seiki Co., Ltd.	17,900	156,466
Morinaga & Co., Ltd.	35,100	75,198
Morita Holdings Corp.	11,700	97,474
MOS Food Services, Inc.	4,100	75,416
Moshi Moshi Hotline, Inc.	6,150	78,386
MS&AD Insurance Group Holdings, Inc.	79,300	1,584,294

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Murata Manufacturing Co., Ltd.	28,200	$1,663,201
Musashi Seimitsu Industry Co., Ltd.	3,100	65,173
Musashino Bank Ltd.	5,200	168,810
Nabtesco Corp.	14,000	309,815
Nachi-Fujikoshi Corp.	25,458	103,974
Nagase & Co., Ltd.	18,000	199,298
Nagatanien Co., Ltd.	6,900	66,099
Nagoya Railroad Co., Ltd.	112,000	298,260
Nakamuraya Co., Ltd.	13,556	62,029
Namco Bandai Holdings, Inc.	29,600	383,883
Nankai Electric Railway Co., Ltd.	67,000	302,668
Nanto Bank Ltd.	30,000	136,468
NEC Capital Solutions Ltd.	4,700	70,578
NEC Corp.*	338,000	711,715
NEC Fielding Ltd.	5,600	66,987
NEC Networks & System Integration Corp.	4,883	86,476
NET One Systems Co., Ltd.	15,400	151,170
Nexon Co., Ltd.*	18,001	181,687
NGK Insulators Ltd.	41,000	482,176
NGK Spark Plug Co., Ltd.	30,000	398,680
NHK Spring Co., Ltd.	25,000	206,016
Nichicon Corp.	10,300	88,364
Nichirei Corp.	40,000	208,952
Nidec Copal Corp.	4,100	31,923
Nidec Copal Electronics Corp.	8,700	41,239
Nidec Corp.	15,112	883,672
Nidec-Tosok Corp.	6,300	45,646
Nifco, Inc.	6,400	141,859
Nihon Kohden Corp.	5,900	178,892
Nihon Parkerizing Co., Ltd.	7,359	105,723
Nihon Unisys Ltd.	8,700	57,663
Nihon Yamamura Glass Co., Ltd.	26,300	56,250
Nikkiso Co., Ltd.	9,251	98,452
Nikon Corp.	49,900	1,473,225
Nintendo Co., Ltd.	15,400	1,643,184
Nippo Corp.	8,000	109,881
Nippon Carbon Co., Ltd.	22,500	46,389
Nippon Coke & Engineering Co., Ltd.	35,800	46,254
Nippon Densetsu Kogyo Co., Ltd.	7,500	71,322
Nippon Electric Glass Co., Ltd.	54,000	306,820
Nippon Express Co., Ltd.	126,000	520,428
Nippon Gas Co., Ltd.	4,779	65,330
Nippon Kanzai Co., Ltd.	4,300	75,976
Nippon Kayaku Co., Ltd.	24,000	264,438
Nippon Konpo Unyu Soko Co., Ltd.	9,000	105,521
Nippon Light Metal Holdings Co., Ltd.*	77,600	91,858
Nippon Meat Packers, Inc.	25,000	344,180
Nippon Paint Co., Ltd.	29,000	249,270
Nippon Paper Group, Inc.	16,100	223,810
Nippon Sharyo Ltd.	14,000	53,397
Nippon Sheet Glass Co., Ltd.	148,000	195,884
Nippon Shinyaku Co., Ltd.	7,000	79,039
Nippon Shokubai Co., Ltd.	20,000	203,906
Nippon Signal Co., Ltd.	8,900	62,978

Nippon Steel & Sumitomo Metal Corp.	1,186,617	$2,918,824
Nippon Steel Trading Co., Ltd.	22,300	59,126
Nippon Telegraph & Telephone Corp.	112,100	4,708,898
Nippon Television Holdings, Inc.	27,400	364,391
Nippon Thompson Co., Ltd.	11,000	48,922
Nippon Valqua Industries Ltd.	22,000	55,627
Nippon Yusen KK	230,000	541,301
Nipro Corp.	13,900	98,042
Nishimatsuya Chain Co., Ltd.	7,500	59,361
Nishi-Nippon City Bank Ltd.	114,000	280,839
Nishi-Nippon Railroad Co., Ltd.	42,000	166,297
Nissan Chemical Industries Ltd.	25,000	296,038
Nissan Motor Co., Ltd.	341,880	3,244,936
Nissan Shatai Co., Ltd.	9,000	113,322
Nisshin Seifun Group, Inc.	32,500	406,673
Nisshin Steel Holdings Co., Ltd.*	12,800	117,741
Nisshinbo Holdings, Inc.	22,000	186,164
Nissin Electric Co., Ltd.	11,000	55,999
Nissin Foods Holdings Co., Ltd.	12,800	485,350
Nissin Kogyo Co., Ltd.	6,001	92,889
Nitori Holdings Co., Ltd.	5,250	384,340
Nitta Corp.	3,600	57,420
Nittetsu Mining Co., Ltd.	14,300	63,267
Nitto Boseki Co., Ltd.	20,312	80,480
Nitto Denko Corp.	23,200	1,141,452
Nitto Kohki Co., Ltd.	2,800	59,234
NKSJ Holdings, Inc.	58,500	1,245,864
NOF Corp.	29,300	131,754
Nohmi Bosai Ltd.	11,000	74,361
NOK Corp.	15,700	243,226
Nomura Holdings, Inc.	563,300	3,325,878
Nomura Real Estate Holdings, Inc.	13,600	259,450
Nomura Research Institute Ltd.	18,200	376,744
Noritake Co., Ltd.	19,900	48,311
Noritz Corp.	6,000	99,830
North Pacific Bank Ltd.*	48,800	136,835
NS Solutions Corp.	3,300	58,593
NS United Kaiun Kaisha Ltd.*	28,700	41,566
NSD Co., Ltd.	6,300	55,040
NSK Ltd.	73,000	520,220
NTN Corp.	74,000	200,105
NTT Data Corp.	181	565,913
NTT DOCOMO, Inc.	2,185	3,137,985
NTT Urban Development Corp.	234	226,001
Obayashi Corp.	90,000	506,597
OBIC Business Consultants Ltd.	1,350	75,863
Obic Co., Ltd.	1,100	218,927
Odakyu Electric Railway Co., Ltd.	92,000	957,091
Ogaki Kyoritsu Bank Ltd.	43,000	146,637
Ohara, Inc.	5,000	37,271
Oiles Corp.	3,800	76,568
Oita Bank Ltd.	21,000	68,608
Oji Holdings Corp.	124,000	428,216
Okasan Securities Group, Inc.	23,000	116,325
Oki Electric Industry Co., Ltd.*	108,244	131,668
OKUMA Corp.	22,400	154,370

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Okumura Corp.	34,000	$138,389
Olympus Corp.*	33,500	650,208
Omron Corp.	31,000	743,318
Ono Pharmaceutical Co., Ltd.	13,300	678,707
Onward Holdings Co., Ltd.	23,000	173,553
Oracle Corp. Japan	5,000	208,388
Organo Corp.	9,300	52,721
Orient Corp.*	50,508	192,871
Oriental Land Co., Ltd.	8,300	1,002,962
ORIX Corp.	13,580	1,532,352
Osaka Gas Co., Ltd.	269,000	977,073
OSG Corp.	14,700	204,081
Otsuka Corp.	2,600	196,717
Otsuka Holdings Co., Ltd.	55,846	1,567,870
Pacific Metals Co., Ltd.	23,000	109,085
Pack Corp.	4,000	66,950
Paltac Corp.	7,582	86,029
PanaHome Corp.	11,000	73,817
Panasonic Corp.	306,970	1,865,153
Panasonic Industrial Devices SUNX Co., Ltd.	11,800	45,849
Paramount Bed Holdings Co., Ltd.	2,700	80,610
Parco Co., Ltd.	8,506	91,827
Paris Miki Holdings, Inc.	7,300	38,457
Park24 Co., Ltd.	14,800	233,400
Penta-Ocean Construction Co., Ltd.	41,300	111,670
PGM Holdings KK	100	79,930
Pigeon Corp.	2,640	126,008
Pioneer Corp.*	45,200	112,925
Plenus Co., Ltd.	4,700	76,023
Point, Inc.	2,450	89,339
Pola Orbis Holdings, Inc.	2,861	82,051
Renesas Electronics Corp.*	8,900	31,519
Rengo Co., Ltd.	27,000	136,302
Resona Holdings, Inc.	273,200	1,238,639
Resorttrust, Inc.	5,100	99,964
Ricoh Co., Ltd.	81,000	860,540
Ricoh Leasing Co., Ltd.	2,500	62,932
Riken Corp.	16,000	59,359
Rinnai Corp.	5,400	366,878
Rohm Co., Ltd.	13,200	428,819
Rohto Pharmaceutical Co., Ltd.	15,000	174,625
Round One Corp.	11,100	63,402
Ryobi Ltd.	18,700	50,680
Ryohin Keikaku Co., Ltd.	3,600	201,081
Ryoyo Electro Corp.	6,200	57,928
Saizeriya Co., Ltd.	4,200	57,564
Sakai Chemical Industry Co., Ltd.	14,100	42,497
Sakata Seed Corp.	5,300	66,533
San-A Co., Ltd.	1,800	67,147
San-Ai Oil Co., Ltd.	825	3,419
Sanden Corp.	18,200	77,382
Sangetsu Co., Ltd.	5,600	136,785
San-In Godo Bank Ltd.	20,000	140,070
Sanki Engineering Co., Ltd.	10,400	50,600
Sankyo Co., Ltd.	7,700	304,689
Sankyo Tateyama, Inc.*	2,211	39,302
Sankyu, Inc.	40,000	151,259
Sanoh Industrial Co., Ltd.	7,800	51,409

Sanrio Co., Ltd.	8,800	$280,043
Santen Pharmaceutical Co., Ltd.	10,400	398,181
Sanwa Holdings Corp.	31,000	135,746
Sanyo Chemical Industries Ltd.	9,400	55,794
Sanyo Shokai Ltd.	18,600	49,569
Sanyo Special Steel Co., Ltd.	36,402	129,474
Sapporo Holdings Ltd.	52,000	168,072
Sasebo Heavy Industries Co., Ltd.	35,000	41,323
Sato Holdings Corp.	5,400	87,130
Sawai Pharmaceutical Co., Ltd.	2,200	220,681
SBI Holdings, Inc.	38,230	341,238
SCSK Corp.	6,300	98,719
Secom Co., Ltd.	28,900	1,456,542
Sega Sammy Holdings, Inc.	32,000	540,471
Seiko Epson Corp.	22,000	179,454
Seiko Holdings Corp.*	19,200	45,975
Seino Holdings Co., Ltd.	25,000	158,480
Seiren Co., Ltd.	9,500	59,309
Sekisui Chemical Co., Ltd.	59,000	510,948
Sekisui House Ltd.	93,000	1,017,982
Sekisui Jushi Corp.	7,100	74,313
Sekisui Plastics Co., Ltd.	16,100	40,397
Senshu Ikeda Holdings, Inc.	18,340	104,730
Seven & I Holdings Co., Ltd.	110,900	3,121,275
Seven Bank Ltd.	99,354	261,709
Sharp Corp.	144,000	504,990
Shibusawa Warehouse Co., Ltd.	20,400	62,927
Shibuya Kogyo Co., Ltd.	7,100	73,647
Shiga Bank Ltd.	30,000	186,136
Shikoku Chemicals Corp.	12,000	68,494
Shikoku Electric Power Co., Inc.	26,700	425,817
Shimachu Co., Ltd.	6,100	127,599
Shimadzu Corp.	39,000	263,095
Shimamura Co., Ltd.	3,300	319,581
Shimano, Inc.	11,300	720,515
Shimizu Bank Ltd.	1,700	49,659
Shimizu Corp.	105,000	394,889
Shimojima Co., Ltd.	5,300	57,264
Shinagawa Refractories Co., Ltd.	23,800	54,135
Shindengen Electric Manufacturing Co., Ltd.	13,600	38,174
Shin-Etsu Chemical Co., Ltd.	50,514	3,085,368
Shin-Etsu Polymer Co., Ltd.	11,000	41,580
Shinko Electric Industries Co., Ltd.	8,500	67,141
Shinmaywa Industries Ltd.	16,600	112,393
Shinsei Bank Ltd.	228,000	456,529
Shionogi & Co., Ltd.	42,300	704,622
Ship Healthcare Holdings, Inc.	3,435	91,098
Shiroki Corp.	18,800	48,203
Shiseido Co., Ltd.	49,800	700,311
Shizuoka Bank Ltd.	80,000	781,319
Sho-Bond Holdings Co., Ltd.	2,698	100,638
Shochiku Co., Ltd.	19,000	195,054
Showa Corp.	9,500	93,686
Showa Denko KK	175,000	267,587
Showa Sangyo Co., Ltd.	24,500	79,538
Showa Shell Sekiyu KK	30,300	172,041
Sintokogio Ltd.	7,500	59,347

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

SKY Perfect JSAT Holdings, Inc.	201	$83,503
SMC Corp.	8,400	1,523,873
SMK Corp.	16,209	43,833
Softbank Corp.	132,943	4,864,616
Sohgo Security Services Co., Ltd.	12,200	151,835
Sojitz Corp.	213,100	315,246
Sony Corp.	176,072	1,970,151
Sony Financial Holdings, Inc.	24,977	449,289
Sotetsu Holdings, Inc.	50,000	174,269
Square Enix Holdings Co., Ltd.	10,400	131,416
Stanley Electric Co., Ltd.	21,700	308,895
Star Micronics Co., Ltd.	6,600	66,303
Start Today Co., Ltd.	4,109	37,957
Sugi Holdings Co., Ltd.	5,000	175,669
Sumco Corp.*	21,300	207,229
Sumikin Bussan Corp.	29,000	75,003
Sumitomo Bakelite Co., Ltd.	31,000	129,080
Sumitomo Chemical Co., Ltd.	193,000	608,922
Sumitomo Corp.	156,500	2,005,983
Sumitomo Electric Industries Ltd.	103,800	1,201,195
Sumitomo Forestry Co., Ltd.	25,100	237,264
Sumitomo Heavy Industries Ltd.	89,000	425,079
Sumitomo Light Metal Industries Ltd.	57,900	56,185
Sumitomo Metal Mining Co., Ltd.	73,000	1,030,136
Sumitomo Mitsui Financial Group, Inc.	200,304	7,276,849
Sumitomo Mitsui Trust Holdings, Inc.	548,630	1,927,586
Sumitomo Osaka Cement Co., Ltd.	65,000	235,053
Sumitomo Real Estate Sales Co., Ltd.	1,430	67,190
Sumitomo Realty & Development Co., Ltd.	65,000	2,159,775
Sumitomo Rubber Industries Ltd.	23,600	285,141
Sumitomo Warehouse Co., Ltd.	24,000	123,206
Sundrug Co., Ltd.	6,000	204,958
Suruga Bank Ltd.	26,000	319,373
Suzuken Co., Ltd.	10,200	287,440
Suzuki Motor Corp.	56,200	1,469,166
SWCC Showa Holdings Co., Ltd.	60,300	51,983
Sysmex Corp.	11,200	513,141
T&D Holdings, Inc.	96,650	1,177,973
T.RAD Co., Ltd.	17,200	45,185
Tachi-S Co., Ltd.	4,400	75,458
Tadano Ltd.	15,552	130,394
Taihei Dengyo Kaisha Ltd.	8,600	52,864
Taihei Kogyo Co., Ltd.	14,800	60,964
Taiheiyo Cement Corp.	186,000	511,825
Taikisha Ltd.	4,603	86,707
Taisei Corp.	177,000	585,135
Taisho Pharmaceutical Holdings Co., Ltd.	6,768	462,246
Taiyo Holdings Co., Ltd.	2,500	70,603
Taiyo Nippon Sanso Corp.	45,000	257,064

Taiyo Yuden Co., Ltd.	15,000	$132,747
Takara Holdings, Inc.	30,000	238,622
Takara Standard Co., Ltd.	12,000	84,992
Takasago International Corp.	12,100	64,903
Takashimaya Co., Ltd.	43,000	306,473
Takata Corp.	5,100	103,997
Takeda Pharmaceutical Co., Ltd.	106,400	4,754,975
Tamron Co., Ltd.	2,969	84,097
TDK Corp.	15,400	560,006
Tecmo Koei Holdings Co., Ltd.	7,261	61,101
Teijin Ltd.	132,000	325,563
Temp Holdings Co., Ltd.	5,203	64,510
Tenma Corp.	6,500	69,220
Terumo Corp.	20,300	806,585
T-Gaia Corp.	10,200	96,254
THK Co., Ltd.	21,000	377,363
Toagosei Co., Ltd.	34,000	133,113
Tobu Railway Co., Ltd.	153,000	809,671
Tocalo Co., Ltd.	3,700	61,546
Tochigi Bank Ltd.	16,000	55,401
Toda Corp.	40,000	121,206
Toda Kogyo Corp.	6,800	31,364
Toei Co., Ltd.	14,700	76,531
Toenec Corp.	12,700	66,613
Toho Co., Ltd.	20,600	362,807
Toho Gas Co., Ltd.	67,000	359,653
Toho Holdings Co., Ltd.	9,200	160,971
Toho Real Estate Co., Ltd.	10,100	66,245
Toho Titanium Co., Ltd.	5,100	50,647
Tohoku Electric Power Co., Inc.*	66,300	616,989
Tokai Carbon Co., Ltd.	32,000	134,332
Tokai Rika Co., Ltd.	7,500	104,394
Tokai Rubber Industries Ltd.	5,200	52,395
Tokai Tokyo Financial Holdings, Inc.	34,000	155,899
Tokio Marine Holdings, Inc.	103,300	2,880,210
Tokuyama Corp.	53,000	115,960
Tokyo Broadcasting System Holdings, Inc.	17,000	177,642
Tokyo Electric Power Co., Inc.*	215,437	516,359
Tokyo Electron Ltd.	22,600	1,039,898
Tokyo Gas Co., Ltd.	324,000	1,481,314
Tokyo Ohka Kogyo Co., Ltd.	6,100	120,740
Tokyo Rope Manufacturing Co., Ltd.	22,700	34,706
Tokyo Seimitsu Co., Ltd.	5,723	93,139
Tokyo Steel Manufacturing Co., Ltd.	18,700	91,387
Tokyo Tatemono Co., Ltd.	66,000	338,923
Tokyotokeiba Co., Ltd.	46,900	95,409
Tokyu Community Corp.	2,500	85,054
Tokyu Construction Co., Ltd.	23,700	67,937
Tokyu Corp.	158,000	887,298
Tokyu Land Corp.	64,000	467,852
Tokyu Livable, Inc.	6,000	97,544
Tomy Co., Ltd.	9,500	52,633
TonenGeneral Sekiyu KK	51,000	439,465
Toppan Forms Co., Ltd.	7,000	62,786
Toppan Printing Co., Ltd.	75,000	462,095
Toray Industries, Inc.	219,000	1,335,412

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Torishima Pump Manufacturing Co., Ltd.	3,900	$31,130
Toshiba Corp.	546,000	2,158,996
Toshiba Plant Systems & Services Corp.	6,000	86,450
Toshiba TEC Corp.	17,000	86,024
Tosoh Corp.	85,000	204,341
TOTO Ltd.	48,000	360,557
Touei Housing Corp.	2,160	29,864
Towa Pharmaceutical Co., Ltd.	1,400	73,251
Toyo Ink SC Holdings Co., Ltd.	30,000	128,679
Toyo Kohan Co., Ltd.	11,900	42,224
Toyo Seikan Kaisha Ltd.	24,100	324,657
Toyo Suisan Kaisha Ltd.	15,000	399,755
Toyo Tanso Co., Ltd.	1,600	32,630
Toyo Tire & Rubber Co., Ltd.	28,700	85,593
Toyobo Co., Ltd.	121,000	173,078
Toyoda Gosei Co., Ltd.	9,300	189,199
Toyota Boshoku Corp.	11,300	131,077
Toyota Industries Corp.	25,600	817,167
Toyota Motor Corp.	353,095	16,481,263
Toyota Tsusho Corp.	29,500	728,357
Trend Micro, Inc.	10,400	313,858
TS Tech Co., Ltd.	5,200	93,143
TSI Holdings Co., Ltd.	12,000	69,355
Tsubakimoto Chain Co.	5,190	29,287
Tsumura & Co.	9,200	277,265
Tsuruha Holdings, Inc.	2,400	188,257
Tsutsumi Jewelry Co., Ltd.	2,800	71,894
TV Asahi Corp.	8,000	111,088
Tv Tokyo Holdings Corp.	4,700	50,171
Ube Industries Ltd.	141,000	339,084
Ulvac, Inc.*	6,800	63,699
Unicharm Corp.	16,500	858,931
Unipres Corp.	4,100	90,219
United Arrows Ltd.	3,354	77,068
Unitika Ltd.*	77,800	42,565
UNY Co., Ltd.	26,100	193,842
Ushio, Inc.	19,600	214,064
USS Co., Ltd.	3,100	321,329
V Technology Co., Ltd.	56	139,659
Valor Co., Ltd.	5,845	91,663
Wacoal Holdings Corp.	20,000	206,999
Wacom Co., Ltd.	59	153,990
WATAMI Co., Ltd.	3,700	73,495
West Japan Railway Co.	23,222	914,537
Xebio Co., Ltd.	4,900	99,770
Yachiyo Bank Ltd.	2,700	57,354
Yahoo! Japan Corp.	1,942	628,565
Yakult Honsha Co., Ltd.	17,700	775,587
Yamada Denki Co., Ltd.	11,710	451,571
Yamaguchi Financial Group, Inc.	31,000	273,889
Yamaha Corp.	26,300	278,540
Yamaha Motor Co., Ltd.	39,300	435,625
Yamato Holdings Co., Ltd.	54,700	831,742
Yamato Kogyo Co., Ltd.	7,700	225,389
Yamazaki Baking Co., Ltd.	26,000	289,560
Yamazen Corp.	10,905	81,490
Yaskawa Electric Corp.	36,000	347,203
Yokogawa Bridge Holdings Corp.	11,100	101,678
Yokogawa Electric Corp.	32,500	353,549

Yokohama Reito Co., Ltd.	10,500	$73,772
Yokohama Rubber Co., Ltd.	38,000	275,042
Yoshinoya Holdings Co., Ltd.	79	96,502
Yusen Logistics Co., Ltd.	4,900	48,919
Zenrin Co., Ltd.	6,500	84,028
Zensho Holdings Co., Ltd.	12,100	139,299
Zeon Corp.	32,000	277,197

		372,337,364

Luxembourg (0.3%)
ArcelorMittal S.A.	268,554	4,648,951

Mexico (0.1%)
Fresnillo plc	25,661	796,230

Netherlands (5.1%)
ASML Holding N.V.	103,752	6,716,865
ING Groep N.V. (CVA)*	1,122,726	10,736,278
Koninklijke Philips Electronics N.V.	278,259	7,465,212
Royal Dutch Shell plc, Class A	581,536	20,548,301
Royal Dutch Shell plc, Class B	411,808	14,574,851
Unilever N.V. (CVA)	457,332	17,256,847

		77,298,354

New Zealand (0.0%)
Fletcher Building Ltd.	23,855	167,020
Telecom Corp. of New Zealand Ltd.	45,014	84,335

		251,355

Singapore (0.0%)
Singapore Telecommunications Ltd. (CDI)	19,262	52,397

Spain (4.9%)
Banco Bilbao Vizcaya Argentaria S.A.	1,584,095	14,542,529
Banco Santander S.A.	3,000,597	24,194,054
Iberdrola S.A.	1,343,353	7,491,050
Inditex S.A.	61,632	8,634,506
Repsol S.A.	229,377	4,710,636
Telefonica S.A.	1,157,018	15,710,832

		75,283,607

Switzerland (0.6%)
Glencore International plc	563,270	3,282,567
Wolseley plc	42,473	2,018,789
Xstrata plc	252,247	4,486,483

		9,787,839

United Kingdom (21.2%)
Aberdeen Asset Management plc	145,910	865,228
Admiral Group plc	29,969	573,873
Aggreko plc	39,218	1,124,710
AMEC plc	47,217	772,511
Anglo American plc	203,278	6,488,944
Antofagasta plc	55,213	1,226,880
ARM Holdings plc	214,074	2,737,347
Associated British Foods plc	54,213	1,379,935
AstraZeneca plc	194,065	9,174,496
Aviva plc	458,165	2,765,849
Babcock International Group plc	56,124	870,974

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

BAE Systems plc	504,682	$2,772,712
Barclays plc	1,894,871	8,182,780
BG Group plc	524,145	8,789,003
BHP Billiton plc	328,572	11,545,857
BP plc	2,961,440	20,519,116
British American Tobacco plc	302,382	15,321,706
British Land Co. plc (REIT)	137,641	1,279,618
British Sky Broadcasting Group plc	155,177	1,938,456
BT Group plc	1,224,924	4,617,346
Bunzl plc	51,651	843,346
Burberry Group plc	68,191	1,396,180
Capita plc	101,207	1,253,207
Capital Shopping Centres Group plc (REIT)	88,141	495,924
Carnival plc	28,389	1,097,422
Centrica plc	801,494	4,354,031
Compass Group plc	286,387	3,387,031
Croda International plc	21,072	816,379
Diageo plc	391,833	11,407,248
Eurasian Natural Resources Corp.	38,838	186,852
Evraz plc	53,036	234,093
G4S plc	220,116	919,130
GKN plc	253,383	945,436
GlaxoSmithKline plc	766,272	16,636,980
Hammerson plc (REIT)	110,603	891,144
Hargreaves Lansdown plc	34,105	378,981
HSBC Holdings plc	2,862,826	30,279,626
IMI plc	49,794	885,625
Imperial Tobacco Group plc	153,526	5,928,383
InterContinental Hotels Group plc	42,105	1,184,063
International Consolidated Airlines Group S.A.*	253,936	782,806
Intertek Group plc	25,008	1,262,052
ITV plc	565,361	969,894
J Sainsbury plc	217,274	1,222,478
John Wood Group plc	50,568	597,494
Johnson Matthey plc	31,879	1,224,324
Kazakhmys plc	32,989	433,797
Kingfisher plc	368,510	1,702,107
Land Securities Group plc (REIT)	121,130	1,637,654
Legal & General Group plc	911,864	2,201,436
Lloyds Banking Group plc*	6,456,440	5,173,412
Marks & Spencer Group plc	249,982	1,558,564
Meggitt plc	122,119	761,267
Melrose Industries plc	197,048	734,102
National Grid plc	565,952	6,482,657
Next plc	24,092	1,486,976
Old Mutual plc	760,294	2,258,301
Pearson plc	126,493	2,472,855
Petrofac Ltd.	40,272	1,091,083
Prudential plc	396,961	5,538,909
Randgold Resources Ltd.	14,285	1,407,872
Reckitt Benckiser Group plc	100,361	6,286,987
Reed Elsevier plc	186,795	1,961,328
Resolution Ltd.	211,789	845,439
Rexam plc	136,823	961,473
Rio Tinto plc	194,093	11,310,276
Rolls-Royce Holdings plc*	291,186	4,195,484

Rolls-Royce Holdings plc (Preference), Class C* (b)†	22,347,192	$36,302
Royal Bank of Scotland Group plc*	318,256	1,714,087
RSA Insurance Group plc	558,604	1,127,437
SABMiller plc	145,612	6,853,678
Sage Group plc	188,412	902,610
Schroders plc	17,665	496,292
Serco Group plc	77,665	668,626
Severn Trent plc	37,215	953,459
Smith & Nephew plc	139,493	1,543,717
Smiths Group plc	60,989	1,200,458
SSE plc	149,092	3,445,678
Standard Chartered plc	307,563	7,796,313
Standard Life plc	366,145	1,955,701
Tate & Lyle plc	72,837	903,202
Tesco plc	1,249,911	6,866,160
TUI Travel plc	78,268	364,237
Tullow Oil plc	140,610	2,863,432
Unilever plc	187,686	7,124,152
United Utilities Group plc	106,067	1,163,900
Vedanta Resources plc	15,666	306,186
Vodafone Group plc	7,676,982	19,306,586
Weir Group plc	33,217	1,031,038
Whitbread plc	27,667	1,102,989
WM Morrison Supermarkets plc	341,488	1,460,595

		324,216,284

United States (0.1%)
Alacer Gold Corp. (CDI)*	10,330	51,840
Boart Longyear Ltd.	59,162	118,679
News Corp. (CDI), Class B	40,604	1,053,344
ResMed, Inc. (CDI)	105,954	440,992
Sims Metal Management Ltd.	22,342	217,826

		1,882,681

Total Common Stocks (99.3%) (Cost $1,538,152,493)		1,517,378,185

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol S.A., expiring 1/10/13* (Cost $—)	229,377	139,878

Total Investments (99.3%) (Cost $1,538,152,493)		1,517,518,063
Other Assets Less Liabilities (0.7%)		10,696,212

Net Assets (100%)		$1,528,214,275

*	Non-income producing.
†	Securities (totaling $101,424 or 0.0% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31,2012, the market value of these securities amounted to $272,252 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Glossary:

CDI	— CHESS Depositary Interest
CVA	— Dutch Certification
REIT	— Real Estate Investment Trust

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	117	March-13	$4,076,585	$4,038,453	$(38,132)
FTSE 100 Index	8	March-13	771,868	759,983	(11,885)
SPI 200 Index	15	March-13	1,785,379	1,797,557	12,178
TOPIX Index	30	March-13	2,755,871	2,983,205	227,334

					$189,495

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted prices in active markets for identical securities	Level 2 Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$159,993,500	$—	$159,993,500
Consumer Staples	—	166,321,992	—	166,321,992
Energy	—	142,100,295	—	142,100,295
Financials	—	366,018,613	—	366,018,613
Health Care	—	121,331,704	—	121,331,704
Industrials	—	173,023,523	36,302	173,059,825
Information Technology	—	78,137,561	—	78,137,561
Materials	—	154,497,315	65,122	154,562,437
Telecommunication Services	—	87,292,774	—	87,292,774
Utilities	—	68,559,484	—	68,559,484
Futures	239,512	—	—	239,512
Rights
Energy	—	139,878	—	139,878

Total Assets	$239,512	$1,517,416,639	$101,424	$1,517,757,575

Liabilities:
Futures	$(50,017)	$—	$—	$(50,017)

Total Liabilities	$(50,017)	$—	$—	$(50,017)

Total	$189,495	$1,517,416,639	$101,424	$1,517,707,558

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Energy†	Investments in Common Stocks- Industrials†

Balance as of 12/31/11	$86,984	$36,692
Total gains or losses (realized/unrealized) included in earnings	1,997	36,235
Purchases	—	—
Sales	—	—
Issuances	—	—
Settlements	(88,981)	(36,625)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/12	$—	$36,302

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$—	$36,302

Investments in Common Stocks- Materials

Balance as of 12/31/11	$—
Total gains or losses (realized/unrealized) included in earnings	75
Purchases	8,349
Sales	(16,776)
Issuances	—
Settlements	—
Transfers into Level 3	73,474
Transfers out of Level 3	—

Balance as of 12/31/12	$65,122

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$116
†	Security received through corporate action with $0 cost.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	239,512	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$239,512

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(50,017	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(50,017)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(414,466)	—	—	(414,466)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(414,466)	$—	$—	$(414,466)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	73,635	—	—	73,635
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$73,635	$—	$—	$73,635

The Portfolio held futures contracts with an average notional balance of approximately $8,622,000 during the year ended December 31, 2012.

^ This Portfolio held futures as a substitute for investing in conventional securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$80,368,032
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$305,214,490

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$203,282,022
Aggregate gross unrealized depreciation	(232,337,909)

Net unrealized depreciation	$(29,055,887)

Federal income tax cost of investments	$1,546,573,950

The Portfolio has a net capital loss carryforward of $691,727,822 of which $1,332,083 expires in the year 2016, $687,777,570 expires in the year 2017 and $2,618,169 expires in the year 2018.

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $16,065,546 for Long Term losses.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $1,538,152,493)	$1,517,518,063
Cash	5,082,860
Foreign cash (Cost $1,913,489)	1,908,777
Receivable for securities sold	7,621,802
Dividends, interest and other receivables	1,984,645
Receivable from Separate Accounts for Trust shares sold	1,959,996
Due from broker for futures variation margin	551,444
Other assets	8,701

Total assets	1,536,636,288

LIABILITIES
Payable for securities purchased	5,813,559
Payable to Separate Accounts for Trust shares redeemed	1,505,406
Investment management fees payable	509,800
Distribution fees payable - Class IB	148,992
Distribution fees payable - Class IA	140,324
Administrative fees payable	131,962
Trustees’ fees payable	2,574
Accrued expenses	169,396

Total liabilities	8,422,013

NET ASSETS	$1,528,214,275

Net assets were comprised of:
Paid in capital	$2,265,663,804
Accumulated undistributed net investment income (loss)	(3,767,446)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(713,271,034)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(20,411,049)

Net assets	$1,528,214,275

Class IA
Net asset value, offering and redemption price per share, $672,395,640 / 81,601,476 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.24

Class IB
Net asset value, offering and redemption price per share, $715,496,086 / 88,174,552 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.11

Class K
Net asset value, offering and redemption price per share, $140,322,549 / 17,030,578 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.24

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $4,388,881 foreign withholding tax)	$53,854,709
Interest	5,632

Total income	53,860,341

EXPENSES
Investment management fees	6,064,194
Distribution fees - Class IB	1,719,907
Distribution fees - Class IA	1,626,151
Administrative fees	1,569,706
Custodian fees	287,500
Printing and mailing expenses	167,733
Professional fees	85,133
Trustees’ fees	43,995
Miscellaneous	43,310

Total expenses	11,607,629

NET INVESTMENT INCOME (LOSS)	42,252,712

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(12,222,491)
Futures	(414,466)
Foreign currency transactions	(695,812)

Net realized gain (loss)	(13,332,769)

Change in unrealized appreciation (depreciation) on:
Securities	199,092,687
Futures	73,635
Foreign currency translations	27,453

Net change in unrealized appreciation (depreciation)	199,193,775

NET REALIZED AND UNREALIZED GAIN (LOSS)	185,861,006

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$228,113,718

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$42,252,712	$53,759,968
Net realized gain (loss) on investments, futures and foreign currency transactions	(13,332,769)	109,255,853
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	199,193,775	(381,392,559)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	228,113,718	(218,376,738)

DIVIDENDS:
Dividends from net investment income
Class IA	(19,338,500)	(23,129,739)
Class IB	(20,563,502)	(22,119,398)
Class K†	(4,394,356)	(7,972,915)

TOTAL DIVIDENDS	(44,296,358)	(53,222,052)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,532,285 and 2,755,751 shares, respectively ]	19,573,007	22,732,702
Capital shares issued in reinvestment of dividends [ 2,352,654 and 3,255,525 shares, respectively ]	19,338,500	23,129,739
Capital shares repurchased [ (13,649,497) and (47,568,570) shares, respectively ]	(105,920,989)	(381,375,381	)(z)

Total Class IA transactions	(67,009,482)	(335,512,940)

Class IB
Capital shares sold [ 4,405,027 and 7,573,138 shares, respectively ]	33,548,270	63,072,450
Capital shares issued in reinvestment of dividends [ 2,540,412 and 3,162,244 shares, respectively ]	20,563,502	22,119,398
Capital shares repurchased [ (13,558,790) and (18,934,388) shares, respectively ]	(103,400,275)	(158,232,301)

Total Class IB transactions	(49,288,503)	(73,040,453)

Class K†
Capital shares sold [ 1,926,453 and 31,840,599 shares, respectively ]	13,816,148	247,344,334	(z)
Capital shares issued in reinvestment of dividends [ 534,672 and 1,123,995 shares, respectively ]	4,394,356	7,972,915
Capital shares repurchased [ (16,476,443) and (1,918,698) shares, respectively ]	(124,562,149)	(14,200,642)

Total Class K transactions	(106,351,645)	241,116,607

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(222,649,630)	(167,436,786)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(38,832,270)	(439,035,576)
NET ASSETS:
Beginning of year	1,567,046,545	2,006,082,121

End of year (a)	$1,528,214,275	$1,567,046,545

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(3,767,446)	$(1,386,730)

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/International Equity Index Portfolio exchanged approximately 31,711,165 Class IA shares for approximately 31,711,165 Class K shares. This exchange amounted to approximately $246,341,732.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009		2008
Net asset value, beginning of year	$7.30	$8.60	$8.36	$6.71		$14.47

Income (loss) from investment operations:
Net investment income (loss)	0.21 (e)	0.26 (e)	0.16 (e)	0.18	(e)	0.32 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.97	(1.30)	0.29	1.67		(7.56)

Total from investment operations	1.18	(1.04)	0.45	1.85		(7.24)

Less distributions:
Dividends from net investment income	(0.24)	(0.26)	(0.21)	(0.20)		(0.33)
Distributions from net realized gains	—	—	—	—		(0.19)

Total dividends and distributions	(0.24)	(0.26)	(0.21)	(0.20)		(0.52)

Net asset value, end of year	$8.24	$7.30	$8.60	$8.36		$6.71

Total return	16.22%	(11.98)%	5.46%	27.67%		(50.66)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$672,396	$659,391	$1,134,210	$1,178,274		$767,423
Ratio of expenses to average net assets:
After waivers	0.79%	0.53%	0.83%	0.85%		0.85%
After waivers and fees paid indirectly	0.79%	0.53%	0.83%	0.85%		0.85%
Before waivers and fees paid indirectly	0.79%	0.53%	0.83%	0.87%		0.90%
Ratio of net investment income (loss) to average net assets:
After waivers	2.74%	3.06%	1.93%	2.45%		2.83%
After waivers and fees paid indirectly	2.74%	3.06%	1.93%	2.45%		2.83%
Before waivers and fees paid indirectly	2.74%	3.06%	1.93%	2.43%		2.78%
Portfolio turnover rate	5%	65%	61%	85%		65%

	Year Ended December 31,
Class IB	2012	2011	2010	2009		2008
Net asset value, beginning of year	$7.19	$8.47	$8.23	$6.60		$14.25

Income (loss) from investment operations:
Net investment income (loss)	0.21 (e)	0.23 (e)	0.13 (e)	0.15	(e)	0.29 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.95	(1.27)	0.30	1.66		(7.44)

Total from investment operations	1.16	(1.04)	0.43	1.81		(7.15)

Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.19)	(0.18)		(0.31)
Distributions from net realized gains	—	—	—	—		(0.19)

Total dividends and distributions	(0.24)	(0.24)	(0.19)	(0.18)		(0.50)

Net asset value, end of year	$8.11	$7.19	$8.47	$8.23		$6.60

Total return	16.14%	(12.20)%	5.24%	27.45%		(50.83)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$715,496	$681,113	$871,872	$932,816		$807,551
Ratio of expenses to average net assets:
After waivers	0.79%	0.78%	1.08%	1.10%		1.10%
After waivers and fees paid indirectly	0.79%	0.78%	1.08%	1.10%		1.10%
Before waivers and fees paid indirectly	0.79%	0.78%	1.08%	1.12	%(c)	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers	2.75%	2.75%	1.69%	2.19%		2.59%
After waivers and fees paid indirectly	2.75%	2.75%	1.69%	2.19%		2.59%
Before waivers and fees paid indirectly	2.75%	2.75%	1.69%	2.16%		2.54%
Portfolio turnover rate	5%	65%	61%	85%		65%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$7.30	$7.68

Income (loss) from investment operations:
Net investment income (loss)	0.24 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.97	(0.18)

Total from investment operations	1.21	(0.12)

Less distributions:
Dividends from net investment income	(0.27)	(0.26)

Net asset value, end of period	$8.24	$7.30

Total return (b)	16.52%	(1.49)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$140,323	$226,542
Ratio of expenses to average net assets:
After waivers (a)	0.54%	0.54%
After waivers and fees paid indirectly (a)	0.54%	0.54%
Before waivers and fees paid indirectly (a)	0.54%	0.54%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	3.09%	2.38%
After waivers and fees paid indirectly (a)	3.09%	2.38%
Before waivers and fees paid indirectly (a)	3.09%	2.38%
Portfolio turnover rate	5%	65%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Northern Cross, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	17.26%	(4.76)%	6.61%
Portfolio – Class IB Shares*	17.37	(4.95)	6.37
Portfolio – Class K Shares***	17.56	N/A	8.89
40% DJ EuroSTOXX 50 Index/ 25% FTSE 100 Index/ 25% TOPIX Index/ 10% S&P/ASX 200 Index	16.04	(4.14)	N/A
MSCI EAFE Index†	17.32	(3.69)	8.21
VMI – Intl	16.71	(1.35)	9.47
VMI – International Proxy	15.93	(1.01)	N/A

*    Date of inception 5/1/97.

**   Date of inception 3/25/02.

***  Date of inception 8/26/11.

†    In 2012, the MSCI EAFE Index was added to the existing Portfolio’s benchmark index to more closely reflect the market sectors in which the Portfolio invests.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 17.26% for the year ended December 31, 2012. The Portfolio’s benchmarks, the 40% DJ EuroSTOXX 50 Index/25% FTSE 100 Index/25% TOPIX Index/10% S&P/ASX 200 Index returned 16.04%, the MSCI EAFE Index returned 17.32%, the VMI — Intl returned 16.71% and the VMI — International Proxy returned 15.93% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The majority of the outperformance came from stock selection. Danish based insulin manufacturer Novo Nordisk, Chinese telecom company China Mobile, and German enterprise software firm SAP were the largest contributors to the performance of the Portfolio.

•	Positive stock selection resulted in Japan being the largest country contributor to returns for the year.

What hurt performance during the year:

•	The Malaysian resort and casino operator Genting and two Brazilian banks, Banco Itau and Banco Bradesco, were the largest detractors from performance for the year.

•	The Portfolio had a large underweight to stocks in Japan, which was a drag on returns for the year.

•	Stocks in the United Kingdom were the largest detractors, mostly from mining, gas and financial stocks.

Portfolio Positioning and Outlook - Northern Cross, LLC

The low turnover philosophy of Northern Cross’s strategy allows the firm to continue to hold world class companies that the firm believes have above average growth potential over the next three to five years. Northern Cross has a watch list of approximately 325 companies that it constantly reviews and is finding opportunities to purchase some of these high-quality, globally dominant companies at attractive valuations as the markets have discounted their stock prices. We believe the high level of volatility experienced by world markets over the past year serves to underscore the importance of Northern Cross’s core investment philosophy of maintaining a long-term perspective and concentrating on high-quality companies. The firm’s focus has remained on companies that it considers survivors: businesses with strong balance sheets and high market shares in concentrated industries.

Sector Weightings as of December 31, 2012	% of Net Assets
Financials	17.4%
Consumer Staples	11.8
Industrials	11.4
Materials	9.8
Consumer Discretionary	8.5
Health Care	6.6
Energy	6.5
Information Technology	4.2
Telecommunication Services	3.6
Utilities	2.3
Cash and Other	17.9

100.0%

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,141.70	$5.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.80	5.39
Class IB
Actual	1,000.00	1,142.70	5.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.80	5.39
Class K
Actual	1,000.00	1,143.40	4.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.06	4.12

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.06%, 1.06% and 0.81%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (5.2%)
Abacus Property Group (REIT)	16,300	$36,668
Adelaide Brighton Ltd.	32,260	105,838
AGL Energy Ltd.	30,094	483,271
ALS Ltd.	14,161	160,969
Alumina Ltd.	142,425	137,722
Amcor Ltd.	69,292	585,924
AMP Ltd.	160,189	814,227
Ansell Ltd.	9,020	144,557
APA Group	36,840	212,651
Aquila Resources Ltd.*	11,649	31,808
Ardent Leisure Group	20,240	30,303
Aristocrat Leisure Ltd.	28,660	95,314
Arrium Ltd.	68,099	65,983
Asciano Ltd.	58,070	283,792
ASX Ltd.	10,840	353,652
Atlas Iron Ltd.	46,390	88,440
Aurizon Holdings Ltd.	68,044	267,236
Aurora Oil & Gas Ltd.*	26,730	102,577
Ausdrill Ltd.	23,530	70,500
Australand Property Group (REIT)	15,640	55,542
Australia & New Zealand Banking Group Ltd.	150,785	3,947,688
Australian Infrastructure Fund	40,960	132,561
AWE Ltd.*	35,640	45,574
Bank of Queensland Ltd.	17,818	136,787
Beach Energy Ltd.	80,944	126,620
Beadell Resources Ltd.*	52,248	54,416
Bendigo and Adelaide Bank Ltd.	20,497	182,761
BHP Billiton Ltd.	178,255	6,961,413
Billabong International Ltd.	25,703	22,382
BlueScope Steel Ltd.*	25,628	94,010
Boral Ltd.	42,031	193,331
Bradken Ltd.	11,749	67,978
Brambles Ltd.	87,726	698,135
BWP Trust (REIT)	26,350	59,475
Cabcharge Australia Ltd.	7,330	33,840
Caltex Australia Ltd.	8,990	181,184
Cardno Ltd.	6,407	46,888
carsales.com Ltd.	13,343	102,489
Centro Retail Australia (REIT)	24,577	58,189
CFS Retail Property Trust Group (REIT)	134,815	270,129
Challenger Ltd.	31,040	115,845
Charter Hall Group (REIT)	16,050	54,987
Charter Hall Retail REIT (REIT)	17,600	69,016
Coca-Cola Amatil Ltd.	30,122	423,497
Cochlear Ltd.	3,293	272,427
Commonwealth Bank of Australia	88,893	5,774,259
Commonwealth Property Office Fund (REIT)	152,010	162,518
Computershare Ltd.	29,113	274,142
Crown Ltd.	23,970	267,022
CSL Ltd.	27,730	1,566,526
CSR Ltd.	34,360	70,518
Cudeco Ltd.*	8,670	39,078

David Jones Ltd.	24,516	$60,090
Dexus Property Group (REIT)	283,969	301,095
Downer EDI Ltd.*	27,550	118,584
DUET Group	65,844	143,082
DuluxGroup Ltd.	23,910	94,223
Echo Entertainment Group Ltd.	42,163	152,031
Emeco Holdings Ltd.	42,030	26,698
Energy World Corp., Ltd.*	56,030	21,869
Envestra Ltd.	48,940	47,916
Evolution Mining Ltd.*	26,052	47,193
Fairfax Media Ltd.	106,574	56,815
FKP Property Group	12,286	14,588
Fleetwood Corp., Ltd.	3,090	31,704
Flight Centre Ltd.	3,670	104,077
Fortescue Metals Group Ltd.	99,214	492,234
Gindalbie Metals Ltd.*	39,540	10,374
Goodman Fielder Ltd.*	91,472	59,390
Goodman Group (REIT)	78,916	359,019
GPT Group (REIT)	95,289	368,212
GrainCorp Ltd., Class A	14,400	185,591
GUD Holdings Ltd.	4,390	39,484
GWA Group Ltd.	19,840	47,841
Harvey Norman Holdings Ltd.	27,920	55,468
Iluka Resources Ltd.	25,276	244,943
Incitec Pivot Ltd.	92,374	313,908
Independence Group NL	13,777	67,151
Insurance Australia Group Ltd.	118,529	582,917
Investa Office Fund (REIT)	39,512	123,171
Invocare Ltd.	6,750	61,858
IOOF Holdings Ltd.	12,000	91,069
Iress Ltd.	6,640	57,312
JB Hi-Fi Ltd.	4,960	53,632
Karoon Gas Australia Ltd.*	11,310	63,597
Kingsgate Consolidated Ltd.	8,170	38,302
Leighton Holdings Ltd.	9,349	175,893
Lend Lease Group	29,443	286,847
Lynas Corp., Ltd.*	98,427	60,232
Macmahon Holdings Ltd.	40,550	9,594
Macquarie Atlas Roads Group*	26,330	45,842
Macquarie Group Ltd.	19,863	738,715
Medusa Mining Ltd.	9,830	56,699
Mermaid Marine Australia Ltd.	13,460	48,279
Mesoblast Ltd.*	7,231	40,563
Metcash Ltd.	43,877	152,800
Mineral Resources Ltd.	9,297	95,900
Mirabela Nickel Ltd.*	30,630	15,759
Mirvac Group (REIT)	194,525	303,135
Monadelphous Group Ltd.	5,280	135,425
Mount Gibson Iron Ltd.	42,690	38,015
Myer Holdings Ltd.	38,720	87,354
National Australia Bank Ltd.	125,910	3,292,898
Navitas Ltd.	10,771	52,579
Newcrest Mining Ltd.	41,847	977,000
NRW Holdings Ltd.	20,207	40,556
Nufarm Ltd.	11,910	72,304
OceanaGold Corp. (CDI)*	8,150	23,805
Octaviar Ltd.*(b)†	9,487,254	—
Oil Search Ltd.	61,297	450,463
Orica Ltd.	20,924	550,229
Origin Energy Ltd.	60,482	740,160
OZ Minerals Ltd.	18,489	131,649

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Pacific Brands Ltd.	62,010	$40,457
Paladin Energy Ltd.*	47,200	51,911
PanAust Ltd.	30,624	108,431
Perpetual Ltd.	2,830	103,057
Perseus Mining Ltd.*	24,460	53,908
Platinum Asset Management Ltd.	15,920	66,068
Primary Health Care Ltd.	29,560	123,521
Qantas Airways Ltd.*	124,346	195,510
QBE Insurance Group Ltd.	64,056	733,160
Qube Holdings Ltd.	31,841	55,520
Ramsay Health Care Ltd.	7,622	216,544
Regis Resources Ltd.*	24,410	131,767
Reject Shop Ltd.	1,700	26,573
Resolute Mining Ltd.	23,620	40,803
Rio Tinto Ltd.	24,224	1,686,086
Sandfire Resources NL*	5,890	53,693
Santos Ltd.	52,396	613,638
Seek Ltd.	21,740	160,223
Senex Energy Ltd.*	64,772	47,510
Seven Group Holdings Ltd.	6,490	57,625
Seven West Media Ltd.	28,913	49,872
Shopping Centres Australasia Property Group (REIT)*	13,505	21,036
Sigma Pharmaceuticals Ltd.	76,540	58,858
Silver Lake Resources Ltd.*	13,208	46,024
SMS Management & Technology Ltd.	4,420	21,405
Sonic Healthcare Ltd.	22,386	312,598
Southern Cross Media Group Ltd.	37,539	41,221
SP AusNet	99,935	114,778
Spark Infrastructure Group§	78,800	137,923
St Barbara Ltd.*	21,600	33,411
Stockland Corp., Ltd. (REIT)	128,182	472,580
Suncorp Group Ltd.	71,905	764,491
Sundance Resources Ltd.*	145,220	56,201
Super Retail Group Ltd.	5,904	61,115
Sydney Airport	88,935	313,869
Tabcorp Holdings Ltd.	38,001	121,446
Tatts Group Ltd.	74,865	235,720
Telstra Corp., Ltd.	692,678	3,155,499
Ten Network Holdings Ltd.*	99,546	30,361
Toll Holdings Ltd.	43,530	208,389
TPG Telecom Ltd.	19,060	51,470
Transfield Services Ltd.	30,870	63,219
Transpacific Industries Group Ltd.*	53,180	43,467
Transurban Group	86,283	547,994
Treasury Wine Estates Ltd.	38,168	187,966
UGL Ltd.	10,900	123,965
Virgin Australia Holdings Ltd.*	96,120	42,090
Virgin Australia International Holdings Pty Ltd.*(b)†	96,120	—
Wesfarmers Ltd.	63,791	2,461,588
Western Areas NL	9,480	44,912
Westfield Group (REIT)	117,725	1,299,023
Westfield Retail Trust (REIT)	159,172	500,961
Westpac Banking Corp.	170,779	4,668,828
Whitehaven Coal Ltd.	29,544	109,247
Woodside Petroleum Ltd.	35,278	1,257,288

Woolworths Ltd.	67,525	$2,063,841
WorleyParsons Ltd.	11,714	288,975
Wotif.com Holdings Ltd.	7,860	43,576

		64,412,004

Austria (0.3%)
Erste Group Bank AG*	109,194	3,491,534

Belgium (1.5%)
Anheuser-Busch InBev N.V.	207,586	18,140,642

Brazil (1.1%)
Banco Bradesco S.A. (Preference)	362,600	6,315,108
Itau Unibanco Holding S.A. (Preference) (ADR)	293,203	4,826,121
Petroleo Brasileiro S.A. (Preference)	203,300	1,966,726

		13,107,955

Canada (0.3%)
Potash Corp. of Saskatchewan, Inc.	94,881	3,860,708

China (0.5%)
PetroChina Co., Ltd., Class H	3,902,000	5,604,426

Denmark (0.9%)
Novo Nordisk A/S, Class B	70,866	11,573,823

Finland (0.2%)
Nokia Oyj	465,371	1,830,116

France (11.5%)
Accor S.A.	103,626	3,717,119
Air Liquide S.A.	38,659	4,844,609
AXA S.A.‡	256,055	4,631,509
BNP Paribas S.A.	123,458	6,958,972
Carrefour S.A.	70,964	1,837,644
Cie de Saint-Gobain S.A.	102,973	4,406,066
Cie Generale d’Optique Essilor International S.A.	72,101	7,310,348
Danone S.A.	174,906	11,555,968
France Telecom S.A.	236,788	2,651,693
GDF Suez S.A.	169,663	3,495,720
J.C. Decaux S.A.	97,631	2,356,216
Legrand S.A.	45,328	1,913,149
L’Oreal S.A.	72,373	10,109,791
LVMH Moet Hennessy Louis Vuitton S.A.	33,017	6,152,621
Pernod-Ricard S.A.	65,593	7,712,866
Sanofi S.A.	148,857	14,116,877
Schneider Electric S.A.	173,525	12,942,100
Societe Generale S.A.*	96,259	3,620,706
Total S.A.	274,730	14,219,341
Unibail-Rodamco S.A. (REIT)	40,772	9,981,244
Vinci S.A.	66,069	3,144,380
Vivendi S.A.	158,373	3,566,505

		141,245,444

Germany (9.3%)
Allianz SE (Registered)	118,215	16,377,105
BASF SE	113,628	10,680,040
Bayer AG (Registered)	102,334	9,717,889

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Bayerische Motoren Werke (BMW) AG	39,774	$3,835,882
Daimler AG (Registered)	219,969	12,020,145
Deutsche Bank AG (Registered)	115,366	5,026,209
Deutsche Telekom AG (Registered)	368,835	4,190,418
E.ON SE	247,710	4,612,997
Linde AG	49,619	8,653,025
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	19,890	3,571,121
RWE AG	60,719	2,506,644
SAP AG	212,054	16,986,901
Siemens AG (Registered)	109,115	11,859,660
Volkswagen AG (Preference)	17,757	4,039,819

		114,077,855

Hong Kong (1.2%)
Cheung Kong Holdings Ltd.	367,000	5,680,744
China Mobile Ltd.	596,500	6,987,313
Hang Lung Properties Ltd.	519,000	2,080,933

		14,748,990

Ireland (0.9%)
CRH plc (BATS Europe Exchange)	95,670	1,985,236
CRH plc (EURO OTC Exchange)	236,526	4,944,252
Experian plc	65,142	1,052,516
Henderson Group plc (CDI)	39,640	86,116
James Hardie Industries plc (CDI)	26,109	252,584
Shire plc	35,209	1,081,374
WPP plc	81,034	1,178,013

		10,580,091

Italy (1.7%)
Assicurazioni Generali S.p.A.	165,711	3,022,685
Enel S.p.A.	790,648	3,289,397
Eni S.p.A.	327,448	8,077,988
Intesa Sanpaolo S.p.A.	1,732,389	2,997,037
UniCredit S.p.A.*	671,037	3,313,640

		20,700,747

Japan (16.2%)
77 Bank Ltd.	14,000	56,090
A&A Material Corp.*	2,000	2,098
A&D Co., Ltd.	1,200	4,569
ABC-Mart, Inc.	1,400	60,862
Accordia Golf Co., Ltd.	40	37,186
Accretive Co. Ltd.*	10	1,285
Achilles Corp.	10,000	13,351
Acom Co., Ltd.*	2,460	70,757
ADEKA Corp.	5,100	43,994
Aderans Co., Ltd.*	1,300	17,176
Advan Co., Ltd.	700	7,290
Advanex, Inc.*	2,000	1,873
Advantest Corp.	8,800	138,882
Aeon Co., Ltd.	44,600	509,803
Aeon Credit Service Co., Ltd.	5,400	109,027
Aeon Delight Co., Ltd.	1,400	27,373
Aeon Fantasy Co., Ltd.	400	5,345

Aeon Hokkaido Corp.*	900	$4,230
Aeon Mall Co., Ltd.	4,700	114,881
AGORA Hospitality Group Co., Ltd.*	5,000	1,157
Agrex, Inc.	200	1,801
Ai Holdings Corp.	2,100	14,896
Aica Kogyo Co., Ltd.	3,700	59,745
Aichi Bank Ltd.	400	22,474
Aichi Corp.	2,100	10,753
Aichi Steel Corp.	6,000	28,022
Aichi Tokei Denki Co., Ltd.	1,000	3,344
Aida Engineering Ltd.	3,300	26,142
Aiful Corp.*	10,100	69,062
Aigan Co., Ltd.	900	3,230
Ain Pharmaciez, Inc.	500	27,212
Aiphone Co., Ltd.	800	13,359
Air Water, Inc.	10,000	127,284
Airport Facilities Co., Ltd.	1,200	5,588
Airtech Japan Ltd.	300	1,268
Aisan Industry Co., Ltd.	1,500	12,494
Aisin Seiki Co., Ltd.	10,500	327,467
Ajinomoto Co., Inc.	37,000	489,551
Akebono Brake Industry Co., Ltd.	5,700	26,725
Akita Bank Ltd.	8,000	22,902
Alconix Corp.	200	3,258
Alfresa Holdings Corp.	2,800	109,420
All Nippon Airways Co., Ltd.	223,000	467,525
Alpen Co., Ltd.	700	12,259
Alpha Corp.	300	3,327
Alpha Systems, Inc.	360	4,542
Alpine Electronics, Inc.	2,400	22,160
Alps Electric Co., Ltd.	9,800	59,235
Altech Co., Ltd.	500	1,111
Altech Corp.	500	3,657
Amada Co., Ltd.	18,000	117,123
Amano Corp.	3,400	29,471
Amuse, Inc.	300	5,789
Ando Corp.	4,000	6,380
Anest Iwata Corp.	2,000	8,193
Anritsu Corp.	5,000	59,414
AOC Holdings, Inc.	3,300	15,134
AOI Pro, Inc.	500	3,251
AOKI Holdings, Inc.	1,100	25,091
Aomori Bank Ltd.	9,000	25,782
Aoyama Trading Co., Ltd.	3,100	59,557
Aozora Bank Ltd.	38,000	116,760
Arakawa Chemical Industries Ltd.	1,000	7,604
Araya Industrial Co., Ltd.	2,000	2,798
Arcland Sakamoto Co., Ltd.	700	10,836
Arcs Co., Ltd.	1,500	30,723
Argo Graphics, Inc.	400	5,159
Ariake Japan Co., Ltd.	1,100	20,114
Arisawa Manufacturing Co., Ltd.	2,000	7,255
Arnest One Corp.	2,200	36,030
Arrk Corp.*	4,200	7,866
As One Corp.	800	16,632
Asahi Co., Ltd.	500	7,157
Asahi Diamond Industrial Co., Ltd.	4,000	39,281

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Asahi Glass Co., Ltd.	65,000	$472,248
Asahi Group Holdings Ltd.	28,200	597,760
Asahi Holdings, Inc.	1,800	30,453
Asahi Kasei Corp.	79,000	466,521
Asahi Kogyosha Co., Ltd.	1,000	3,380
Asahi Net, Inc.	1,000	4,835
Asahi Organic Chemicals Industry Co., Ltd.	4,000	9,473
Asanuma Corp.*	4,000	3,607
Asatsu-DK, Inc.	2,000	47,717
Ashimori Industry Co., Ltd.*	3,000	4,318
Asics Corp.	9,700	147,778
ASKA Pharmaceutical Co., Ltd.	1,000	5,432
ASKUL Corp.	900	11,980
Astellas Pharma, Inc.	27,900	1,253,304
Asunaro Aoki Construction Co., Ltd.	500	3,182
Atsugi Co., Ltd.	11,000	13,299
Autobacs Seven Co., Ltd.	1,500	62,932
Avex Group Holdings, Inc.	2,300	46,203
Awa Bank Ltd.	10,000	57,124
Axell Corp.	400	8,808
Azbil Corp.	2,300	46,367
Azuma Shipping Co., Ltd.	600	1,917
Bando Chemical Industries Ltd.	4,000	13,444
Bank of Iwate Ltd.	800	34,999
Bank of Kyoto Ltd.	18,000	151,444
Bank of Nagoya Ltd.	11,000	39,840
Bank of Okinawa Ltd.	900	36,080
Bank of Saga Ltd.	7,000	16,137
Bank of the Ryukyus Ltd.	2,500	28,873
Bank of Yokohama Ltd.	82,000	380,630
Belc Co., Ltd.	600	8,551
Belluna Co., Ltd.	1,500	10,550
Benesse Holdings, Inc.	3,400	140,924
Best Denki Co., Ltd.*	3,500	5,834
Bic Camera, Inc.	30	14,864
BML, Inc.	700	17,086
Bookoff Corp.	700	5,484
BP Castrol KK	500	2,090
Bridgestone Corp.	39,400	1,021,292
Brother Industries Ltd.	14,100	152,129
Bunka Shutter Co., Ltd.	3,000	13,919
CAC Corp.	700	5,505
Calbee, Inc.	1,100	77,428
Calsonic Kansei Corp.	6,000	24,766
Can Do Co., Ltd.	10	11,952
Canare Electric Co., Ltd.	100	1,488
Canon Electronics, Inc.	1,100	24,000
Canon Marketing Japan, Inc.	4,000	57,049
Canon, Inc.	173,500	6,805,046
Capcom Co., Ltd.	2,600	39,709
Casio Computer Co., Ltd.	11,800	103,477
Cawachi Ltd.	800	15,795
Central Glass Co., Ltd.	12,000	40,275
Central Japan Railway Co.	10,200	827,584
Central Security Patrols Co., Ltd.	500	4,691
Central Sports Co., Ltd.	400	5,855
Century Tokyo Leasing Corp.	2,800	57,791
CFS Corp.	1,000	4,448
Chiba Bank Ltd.	52,000	304,234

Chiba Kogyo Bank Ltd.*	2,300	$15,026
Chino Corp.	2,000	4,697
Chiyoda Co., Ltd.	1,600	40,027
Chiyoda Corp.	9,000	128,870
Chiyoda Integre Co., Ltd.	400	4,004
Chofu Seisakusho Co., Ltd.	1,200	26,570
Chori Co., Ltd.	800	8,609
Chubu Electric Power Co., Inc.	40,200	536,400
Chubu Shiryo Co., Ltd.	1,200	7,263
Chudenko Corp.	2,000	18,655
Chuetsu Pulp & Paper Co., Ltd.	4,000	6,868
Chugai Pharmaceutical Co., Ltd.	15,900	304,724
Chugai Ro Co., Ltd.	4,000	10,343
Chugoku Bank Ltd.	8,000	111,677
Chugoku Electric Power Co., Inc.	14,600	228,956
Chugoku Marine Paints Ltd.	3,000	17,915
Chugokukogyo Co., Ltd.*	1,000	1,005
Chukyo Bank Ltd.	5,000	10,444
Chuo Spring Co., Ltd.	1,000	3,436
Citizen Holdings Co., Ltd.	13,500	71,363
CKD Corp.	3,400	21,455
Clarion Co., Ltd.*	6,000	10,441
Cleanup Corp.	1,200	8,542
CMIC Holdings Co., Ltd.	400	5,630
CMK Corp.	2,400	9,343
Coca-Cola Central Japan Co., Ltd.	1,500	18,496
Coca-Cola West Co., Ltd.	4,200	64,665
Cocokara fine, Inc.	1,100	34,326
Colowide Co., Ltd.	4,000	36,095
Computer Engineering & Consulting Ltd.	800	4,971
Computer Institute of Japan Ltd.	1,200	4,511
COMSYS Holdings Corp.	6,700	86,201
Co-Op Chemical Co., Ltd.*	1,000	1,207
Core Corp.	400	3,403
Corona Corp.	500	6,184
Cosel Co., Ltd.	1,800	22,093
Cosmo Oil Co., Ltd.	33,000	73,238
Cosmos Pharmaceutical Corp.	600	59,462
Create Medic Co., Ltd.	300	2,729
Create SD Holdings Co., Ltd.	500	14,129
Credit Saison Co., Ltd.	8,600	215,057
Cresco Ltd.	300	2,275
CTI Engineering Co., Ltd.	700	4,876
Cybernet Systems Co., Ltd.	10	2,587
Cybozu, Inc.	20	5,706
Dai Nippon Printing Co., Ltd.	41,000	321,305
Dai Nippon Toryo Co., Ltd.	7,000	10,445
Daibiru Corp.	3,600	33,360
Daicel Corp.	17,000	112,484
Dai-Dan Co., Ltd.	1,000	6,337
Daido Kogyo Co., Ltd.	2,000	3,261
Daido Metal Co., Ltd.	1,000	8,730
Daido Steel Co., Ltd.	22,000	110,429
Daidoh Ltd.	1,600	10,741
Daiei, Inc.*	5,650	13,011
Daifuku Co., Ltd.	5,000	32,199
Daihatsu Motor Co., Ltd.	11,000	217,576

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Daihen Corp.	6,000	$17,596
Daiho Corp.	4,000	5,972
Daiichi Chuo KK*	8,000	7,480
Daiichi Jitsugyo Co., Ltd.	2,000	9,220
Dai-ichi Kogyo Seiyaku Co., Ltd.	2,000	5,165
Dai-ichi Life Insurance Co., Ltd.	634	892,066
Daiichi Sankyo Co., Ltd.	43,700	670,336
Daiken Corp.	5,000	13,567
Daiken Medical Co., Ltd.	100	2,205
Daiki Aluminium Industry Co., Ltd.	2,000	5,064
Daikin Industries Ltd.	15,900	546,331
Daikoku Denki Co., Ltd.	500	10,472
Daikyo, Inc.	20,000	54,554
Dainichi Co., Ltd.	600	6,739
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	4,000	16,731
Dainippon Screen Manufacturing Co., Ltd.*	11,000	67,367
Dainippon Sumitomo Pharma Co., Ltd.	7,000	84,097
Daio Paper Corp.	5,000	36,804
Daiohs Corp.	200	1,210
Daisan Bank Ltd.	7,000	12,448
Daiseki Co., Ltd.	1,900	26,248
Daishi Bank Ltd.	16,000	50,457
Daiso Co., Ltd.	5,000	13,517
Daisue Construction Co., Ltd.*	4,000	3,239
Daisyo Corp.	600	7,386
Daito Bank Ltd.	7,000	6,794
Daito Electron Co., Ltd.	500	2,006
Daito Trust Construction Co., Ltd.	5,300	498,742
Daito Woolen Spinning & Weaving Co., Ltd.*	1,000	806
Daiwa House Industry Co., Ltd.	35,000	602,236
Daiwa Industries Ltd.	1,000	5,595
Daiwa Odakyu Construction Co., Ltd.	500	1,205
Daiwa Securities Group, Inc.	121,000	673,932
Daiwabo Holdings Co., Ltd.	14,100	28,893
Daiyu Eight Co., Ltd.	100	748
Danto Holdings Corp.*	1,000	1,087
DC Co., Ltd.	1,300	4,864
DCM Holdings Co., Ltd.	5,800	38,064
DeNA Co., Ltd.	5,300	174,269
Denki Kagaku Kogyo KK	22,000	75,297
Denki Kogyo Co., Ltd.	3,000	12,184
Denso Corp.	29,400	1,022,971
Dentsu, Inc.	10,500	282,048
Denyo Co., Ltd.	1,100	13,430
Descente Ltd.	3,000	18,410
DIC Corp.	40,000	74,157
Dijet Industrial Co., Ltd.	1,000	1,759
Disco Corp.	1,300	67,304
Don Quijote Co., Ltd.	3,800	139,211
Doshisha Co., Ltd.	500	13,088
Doutor Nichires Holdings Co., Ltd.	2,100	27,375
Dowa Holdings Co., Ltd.	15,000	97,175

Dr. Ci:Labo Co., Ltd.	10	$31,204
DTS Corp.	1,100	13,421
Dunlop Sports Co., Ltd.	1,000	11,723
Duskin Co., Ltd.	3,600	64,999
Dwango Co., Ltd.	10	19,345
Dydo Drinco, Inc.	500	20,274
Dynic Corp.	2,000	3,758
Eagle Industry Co., Ltd.	1,000	8,265
Earth Chemical Co., Ltd.	900	30,105
East Japan Railway Co.	20,800	1,344,851
Ebara Corp.	17,000	71,460
Ebara Jitsugyo Co., Ltd.	300	4,217
Ebara-Udylite Co., Ltd.	100	3,852
Echo Trading Co., Ltd.	300	2,557
Econach Holdings Co., Ltd.*	3,000	1,450
Eco’s Co., Ltd.	400	2,475
EDION Corp.	4,400	19,478
Ehime Bank Ltd.	7,000	18,677
Eighteenth Bank Ltd.	7,000	18,453
Eiken Chemical Co., Ltd.	1,000	12,807
Eisai Co., Ltd.	16,100	672,244
Eizo Nanao Corp.	1,000	15,940
Electric Power Development Co., Ltd.	8,700	206,237
Elematec Corp.	900	11,961
Emori & Co., Ltd.	200	2,070
Enplas Corp.	600	26,827
Enshu Ltd.*	2,000	2,547
EPS Corp.	10	25,622
ESPEC Corp.	1,200	9,145
Excel Co., Ltd.	600	5,122
Exedy Corp.	1,500	33,077
Ezaki Glico Co., Ltd.	5,000	51,575
F&A Aqua Holdings, Inc.	900	9,207
Faith, Inc.	40	4,154
Falco SD Holdings Co., Ltd.	600	6,801
FamilyMart Co., Ltd.	3,200	131,725
Fancl Corp.	2,500	26,073
FANUC Corp.	62,800	11,678,528
Fast Retailing Co., Ltd.	2,500	634,934
FCC Co., Ltd.	1,800	37,403
Felissimo Corp.	300	3,762
FIDEA Holdings Co., Ltd.	7,000	15,510
First Baking Co., Ltd.*	1,000	916
Foster Electric Co., Ltd.	1,100	17,595
FP Corp.	600	39,855
France Bed Holdings Co., Ltd.	8,000	15,499
F-Tech, Inc.	400	5,431
Fudo Tetra Corp.*	9,800	19,631
Fuji Co., Ltd.	1,300	27,325
Fuji Corp., Ltd.	1,200	6,649
Fuji Electric Co., Ltd.	30,000	74,008
Fuji Electronics Co., Ltd.	600	8,256
Fuji Heavy Industries Ltd.	35,000	440,694
Fuji Kiko Co., Ltd.*	1,000	3,067
Fuji Kosan Co., Ltd.*	400	2,141
Fuji Kyuko Co., Ltd.	3,000	17,439
Fuji Media Holdings, Inc.	117	176,864
Fuji Oil Co., Ltd.	3,300	47,714
Fuji Seal International, Inc.	1,200	24,082
Fuji Soft, Inc.	1,600	30,235

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Fujibo Holdings, Inc.	5,000	$17,755
Fujicco Co., Ltd.	1,000	11,857
Fujifilm Holdings Corp.	27,870	561,346
Fujikura Kasei Co., Ltd.	1,600	6,739
Fujikura Ltd.	20,000	61,961
Fujikura Rubber Ltd.	800	2,399
Fujimi, Inc.	1,100	19,527
Fujimori Kogyo Co., Ltd.	900	24,159
Fujita Kanko, Inc.	3,000	10,202
Fujitec Co., Ltd.	3,000	21,723
Fujitsu General Ltd.	2,000	18,908
Fujitsu Ltd.	120,000	503,841
Fujiya Co., Ltd.*	7,000	15,698
FuKoKu Co., Ltd.	500	4,306
Fukuda Corp.	1,000	4,754
Fukui Bank Ltd.	10,000	19,885
Fukui Computer Holdings, Inc.	200	1,321
Fukuoka Financial Group, Inc.	59,000	236,145
Fukushima Bank Ltd.	15,000	13,351
Fukushima Industries Corp.	300	6,228
Fukuyama Transporting Co., Ltd.	8,000	40,641
Fullcast Holdings Co., Ltd.*	10	1,653
Funai Consulting, Inc.	1,300	8,044
Funai Electric Co., Ltd.	1,100	14,340
Furukawa Co., Ltd.*	21,000	21,145
Furukawa Electric Co., Ltd.*	31,000	69,653
Furukawa-Sky Aluminum Corp.	5,000	14,277
Furusato Industries Ltd.	700	6,064
Fuso Pharmaceutical Industries Ltd.	4,000	14,474
Futaba Corp.	2,100	23,732
Futaba Industrial Co., Ltd.*	3,500	15,147
Future Architect, Inc.	10	3,982
Fuyo General Lease Co., Ltd.	1,100	35,598
G-7 Holdings, Inc.	300	1,538
Gakken Holdings Co., Ltd.	5,000	12,820
Gakujo Co., Ltd.	400	1,343
Gecoss Corp.	800	5,335
Genki Sushi Co., Ltd.	300	3,667
Geo Holdings Corp.	20	20,874
GLOBERIDE, Inc.	5,000	5,780
Glory Ltd.	3,400	78,758
GMO Internet, Inc.	3,400	22,034
Godo Steel Ltd.	7,000	13,998
Goldcrest Co., Ltd.	1,100	18,548
Goldwin, Inc.	2,000	11,807
Gree, Inc.	5,100	79,073
GS Yuasa Corp.	24,000	96,601
GSI Creos Corp.	3,000	3,967
Gulliver International Co., Ltd.	330	11,759
Gun-Ei Chemical Industry Co., Ltd.	3,000	6,946
Gunma Bank Ltd.	22,000	107,039
Gunze Ltd.	8,000	20,908
Gurunavi, Inc.	1,000	10,230
H2O Retailing Corp.	7,000	64,960
Hachijuni Bank Ltd.	19,000	95,377
Hakudo Co., Ltd.	400	3,686
Hakuhodo DY Holdings, Inc.	1,800	116,515
Hakuto Co., Ltd.	700	6,427

Hakuyosha Co., Ltd.	1,000	$2,413
Hamakyorex Co., Ltd.	300	9,645
Hamamatsu Photonics KK	4,200	151,524
Hankyu Hanshin Holdings, Inc.	84,000	433,654
Hanwa Co., Ltd.	11,000	43,078
Happinet Corp.	600	4,857
Harashin Narus Holdings Co., Ltd.	700	12,299
Hard Off Corp. Co., Ltd.	500	3,396
Harima Chemicals, Inc.	1,100	5,564
Haruyama Trading Co., Ltd.	500	2,896
Haseko Corp.*	86,500	68,162
Hayashikane Sangyo Co., Ltd.*	4,000	3,436
Hazama Corp.	5,400	16,855
Heiwa Corp.	2,600	42,243
Heiwa Real Estate Co., Ltd.	1,800	24,539
Heiwado Co., Ltd.	2,400	33,316
Helios Techno Holdings Co., Ltd.*	1,100	2,308
Hibiya Engineering Ltd.	1,800	20,464
Hiday Hidaka Corp.	600	11,252
Higashi-Nippon Bank Ltd.	6,000	13,191
Higo Bank Ltd.	9,000	49,977
Hikari Tsushin, Inc.	900	34,703
Hino Motors Ltd.	15,000	134,509
Hioki EE Corp.	500	7,930
Hirakawa Hewtech Corp.	200	1,556
Hirose Electric Co., Ltd.	2,300	275,365
Hiroshima Bank Ltd.	29,000	121,509
HIS Co., Ltd.	1,300	44,077
Hisaka Works Ltd.	1,000	8,263
Hisamitsu Pharmaceutical Co., Inc.	3,300	163,624
Hitachi Cable Ltd.*	10,000	16,288
Hitachi Capital Corp.	2,800	57,657
Hitachi Chemical Co., Ltd.	4,600	68,563
Hitachi Construction Machinery Co., Ltd.	5,800	121,755
Hitachi High-Technologies Corp.	3,700	76,548
Hitachi Koki Co., Ltd.	3,300	27,015
Hitachi Kokusai Electric, Inc.	2,000	14,647
Hitachi Ltd.	274,640	1,616,291
Hitachi Metals Ltd.	8,700	73,572
Hitachi Transport System Ltd.	2,100	30,518
Hitachi Zosen Corp.	52,000	72,734
Hochiki Corp.	1,000	5,035
Hodogaya Chemical Co., Ltd.	2,000	3,912
Hogy Medical Co., Ltd.	600	28,576
Hokkaido Electric Power Co., Inc.	9,700	117,788
Hokkaido Gas Co., Ltd.	2,000	5,428
Hokkan Holdings Ltd.	3,000	8,497
Hokko Chemical Industry Co., Ltd.	1,000	2,692
Hokkoku Bank Ltd.	14,000	51,745
Hokuetsu Bank Ltd.	13,000	26,306
Hokuetsu Kishu Paper Co., Ltd.	8,000	46,423
Hokuhoku Financial Group, Inc.	68,000	100,585
Hokuriku Electric Industry Co., Ltd.	4,000	4,897

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Hokuriku Electric Power Co.	10,300	$121,776
Hokushin Co., Ltd.*	800	1,759
Hokuto Corp.	1,400	27,460
Honda Motor Co., Ltd.	99,900	3,682,155
Honeys Co., Ltd.	1,080	14,236
Hoosiers Corp.	20	15,449
Horiba Ltd.	2,100	60,957
Hoshizaki Electric Co., Ltd.	2,500	66,526
Hosiden Corp.	3,000	18,461
Hosokawa Micron Corp.	2,000	12,500
House Foods Corp.	3,600	54,273
House of Rose Co., Ltd.	100	1,503
Howa Machinery Ltd.	6,000	6,287
Hoya Corp.	29,800	586,731
Hulic Co., Ltd.	12,400	84,203
Hurxley Corp.	300	2,262
Hyakugo Bank Ltd.	11,000	49,748
Hyakujushi Bank Ltd.	14,000	51,848
Ibiden Co., Ltd.	6,600	105,353
IBJ Leasing Co., Ltd.	1,700	47,671
Ichibanya Co., Ltd.	400	12,445
Ichiken Co., Ltd.	1,000	1,877
Ichikoh Industries Ltd.*	2,000	3,169
Ichinen Holdings Co., Ltd.	1,300	7,663
Ichiyoshi Securities Co., Ltd.	2,700	18,912
Icom, Inc.	600	13,377
Idec Corp.	1,400	13,029
Idemitsu Kosan Co., Ltd.	1,300	113,224
Ihara Chemical Industry Co., Ltd.	2,000	10,896
IHI Corp.	76,000	195,350
Iida Home Max	1,300	15,363
Iino Kaiun Kaisha Ltd.	5,900	21,663
Ikegami Tsushinki Co., Ltd.*	3,000	2,048
Ikyu Corp.	10	7,124
Imasen Electric Industrial Co., Ltd.	800	9,421
Impress Holdings, Inc.	1,000	1,472
Inaba Denki Sangyo Co., Ltd.	1,400	40,250
Inaba Seisakusho Co., Ltd.	600	7,465
Inabata & Co., Ltd.	3,200	21,547
Inageya Co., Ltd.	1,000	11,437
INES Corp.	1,600	9,958
I-Net Corp.	500	3,722
Information Services International-Dentsu Ltd.	700	6,808
INPEX Corp.	163	869,907
Intage, Inc.	300	6,438
Internet Initiative Japan, Inc.	2,000	45,878
Inui Steamship Co., Ltd.*	1,400	4,417
I’rom Holdings Co., Ltd.*	30	1,803
Iseki & Co., Ltd.	13,000	33,777
Isetan Mitsukoshi Holdings Ltd.	25,700	250,140
Ishihara Sangyo Kaisha Ltd.*	21,000	16,512
Ishii Iron Works Co., Ltd.	1,000	1,883
Ishikawa Seisakusho Ltd.*	2,000	1,734
Ishizuka Glass Co., Ltd.	1,000	1,623
Isuzu Motors Ltd.	80,000	476,548
IT Holdings Corp.	4,000	48,316
ITC Networks Corp.	1,000	7,690
Itfor, Inc.	1,300	4,925

Ito En Ltd.	3,000	$55,089
ITOCHU Corp.	95,900	1,012,308
Itochu Enex, Co., Ltd.	2,700	13,926
ITOCHU Techno-Solutions Corp.	1,200	49,450
Itochu-Shokuhin Co., Ltd.	300	10,137
Itoham Foods, Inc.	7,000	30,565
Itoki Corp.	2,600	12,822
Iwai Cosmo Holdings, Inc.	1,100	5,933
Iwaki & Co., Ltd.	1,000	2,098
Iwasaki Electric Co., Ltd.*	4,000	8,565
Iwatani Corp.	13,000	48,074
Iwatsu Electric Co., Ltd.*	5,000	4,201
Iyo Bank Ltd.	10,000	78,926
Izumi Co., Ltd.	3,300	69,591
Izumiya Co., Ltd.	4,000	20,358
Izutsuya Co., Ltd.*	6,000	4,105
J. Front Retailing Co., Ltd.	24,000	132,321
Jaccs Co., Ltd.	8,000	43,145
Jafco Co., Ltd.	1,600	46,809
Jalux, Inc.	300	2,951
Janome Sewing Machine Co., Ltd.*	12,000	13,049
Japan Airport Terminal Co., Ltd.	3,900	40,206
Japan Asia Investment Co., Ltd.*	8,000	6,757
Japan Aviation Electronics Industry Ltd.	2,000	14,820
Japan Bridge Corp.*	450	2,035
Japan Carlit Co., Ltd.	1,000	5,115
Japan Cash Machine Co., Ltd.	1,100	9,101
Japan Digital Laboratory Co., Ltd.	1,000	11,236
Japan Drilling Co., Ltd.	300	8,921
Japan Electronic Materials Corp.	500	2,201
Japan Foods Co., Ltd.	100	1,035
Japan Foundation Engineering Co., Ltd.	1,700	6,504
Japan Medical Dynamic Marketing, Inc.	1,000	2,872
Japan Oil Transportation Co., Ltd.	1,000	2,275
Japan Petroleum Exploration Co.	1,700	59,412
Japan Pulp & Paper Co., Ltd.	6,000	19,653
Japan Radio Co., Ltd.*	3,000	8,246
Japan Securities Finance Co., Ltd.	5,000	32,129
Japan Steel Works Ltd.	16,000	103,651
Japan Tobacco, Inc.	336,064	9,474,209
Japan Transcity Corp.	2,000	7,312
Japan Vilene Co., Ltd.	1,000	4,173
Japan Wool Textile Co., Ltd.	4,000	26,027
Jastec Co., Ltd.	700	4,155
JBCC Holdings, Inc.	1,000	7,272
Jeans Mate Corp.*	300	1,304
Jeol Ltd.	4,000	10,685
JFE Holdings, Inc.	32,944	621,086
JGC Corp.	12,000	373,827

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

JK Holdings Co., Ltd.	1,100	$5,693
JMS Co., Ltd.	1,000	3,571
Joban Kosan Co., Ltd.*	3,000	4,661
J-Oil Mills, Inc.	5,000	13,914
Joshin Denki Co., Ltd.	2,000	19,582
Joyo Bank Ltd.	40,000	189,025
JSP Corp.	800	11,053
JSR Corp.	10,000	188,919
JTEKT Corp.	10,500	100,135
Juki Corp.	7,000	10,108
Juroku Bank Ltd.	15,000	50,901
JVC Kenwood Corp.	5,800	21,525
JX Holdings, Inc.	142,500	802,593
K.R.S. Corp.	300	3,162
kabu.com Securities Co., Ltd.	4,900	22,514
Kadokawa Group Holdings, Inc.	1,100	29,273
Kaga Electronics Co., Ltd.	1,200	10,654
Kagome Co., Ltd.	4,900	93,539
Kagoshima Bank Ltd.	7,000	43,835
Kajima Corp.	55,000	181,654
Kakaku.com, Inc.	2,000	65,858
Kaken Pharmaceutical Co., Ltd.	5,000	73,491
Kamei Corp.	1,000	9,005
Kamigumi Co., Ltd.	11,000	87,321
Kanaden Corp.	1,000	5,947
Kanagawa Chuo Kotsu Co., Ltd.	1,000	5,424
Kanamoto Co., Ltd.	1,000	15,344
Kandenko Co., Ltd.	6,000	26,874
Kaneka Corp.	13,000	65,382
Kanematsu Corp.*	27,000	37,048
Kanematsu Electronics Ltd.	700	8,069
Kanematsu-NNK Corp.*	1,000	1,643
Kansai Electric Power Co., Inc.	50,600	531,642
Kansai Paint Co., Ltd.	12,000	129,244
Kansai Urban Banking Corp.	17,000	22,981
Kanto Denka Kogyo Co., Ltd.	2,000	4,296
Kanto Natural Gas Development Co., Ltd.	1,000	5,455
Kao Corp.	33,500	872,823
Kappa Create Holdings Co., Ltd.	900	19,369
Kasai Kogyo Co., Ltd.	1,000	4,690
Kasumi Co., Ltd.	2,500	15,799
Katakura Industries Co., Ltd.	1,400	12,373
Kato Sangyo Co., Ltd.	1,700	30,352
Kato Works Co., Ltd.	2,000	6,225
KAWADA Technologies, Inc.	200	2,967
Kawai Musical Instruments Manufacturing Co., Ltd.	4,000	7,417
Kawasaki Heavy Industries Ltd.	80,000	217,406
Kawasaki Kisen Kaisha Ltd.*	39,000	59,638
KDDI Corp.	18,200	1,285,557
Keihan Electric Railway Co., Ltd.	25,000	113,189
Keihanshin Building Co., Ltd.	1,400	7,228
Keihin Co., Ltd.	2,000	2,751
Keihin Corp.	2,500	35,756
Keikyu Corp.	28,000	247,812
Keio Corp.	32,000	238,597
Keisei Electric Railway Co., Ltd.	20,000	168,824
Keiyo Bank Ltd.	5,000	21,952

Keiyo Co., Ltd.	2,200	$12,141
Kenedix, Inc.*	150	35,854
Kewpie Corp.	7,100	97,993
KEY Coffee, Inc.	1,200	21,503
Keyence Corp.	2,990	825,213
Kikkoman Corp.	9,000	128,565
Kimoto Co., Ltd.	1,100	8,988
Kimura Chemical Plants Co., Ltd.	1,100	4,481
Kimura Unity Co., Ltd.	200	1,803
Kinden Corp.	5,000	32,420
King Jim Co., Ltd.	1,000	7,330
Kinki Nippon Tourist Co., Ltd.*	4,000	5,422
Kinki Sharyo Co., Ltd.	1,000	3,347
Kintetsu Corp.	112,000	458,180
Kintetsu World Express, Inc.	1,100	36,720
Kinugawa Rubber Industrial Co., Ltd.	3,000	18,871
Kirin Holdings Co., Ltd.	59,000	693,274
Kirindo Co., Ltd.	500	3,333
Kisoji Co., Ltd.	1,400	27,349
Kissei Pharmaceutical Co., Ltd.	2,600	47,891
Kitagawa Iron Works Co., Ltd.	5,000	8,482
Kita-Nippon Bank Ltd.	300	8,063
Kitano Construction Corp.	3,000	7,417
Kitazawa Sangyo Co., Ltd.	1,000	1,894
Kitz Corp.	5,100	23,985
Kiyo Holdings, Inc.	48,000	69,825
Koa Corp.	1,500	12,042
Koatsu Gas Kogyo Co., Ltd.	1,000	5,292
Kobayashi Pharmaceutical Co., Ltd.	1,300	61,733
Kobayashi Yoko Co., Ltd.	300	620
Kobe Steel Ltd.	154,000	196,642
Kohnan Shoji Co., Ltd.	1,100	13,413
Kohsoku Corp.	700	6,049
Koito Manufacturing Co., Ltd.	6,000	87,496
Kojima Co., Ltd.	1,500	5,286
Kokuyo Co., Ltd.	6,400	45,897
KOMAIHALTEC, Inc.	2,000	5,970
Komatsu Ltd.	163,290	4,178,504
Komatsu Seiren Co., Ltd.	2,000	9,103
Komatsu Wall Industry Co., Ltd.	400	5,340
Komeri Co., Ltd.	1,600	40,430
Komori Corp.	3,400	28,291
Konaka Co., Ltd.	1,400	9,540
Konami Corp.	5,000	112,417
Konica Minolta Holdings, Inc.	28,000	201,725
Konishi Co., Ltd.	1,000	17,268
Kosaido Co., Ltd.*	900	3,174
Kose Corp.	1,200	25,078
Kosei Securities Co., Ltd.	2,000	3,290
Kourakuen Corp.	700	9,933
Krosaki Harima Corp.	2,000	5,357
K’s Holdings Corp.	2,800	71,064
Kubota Corp.	58,000	666,155
Kumagai Gumi Co., Ltd.*	10,000	11,679
Kumiai Chemical Industry Co., Ltd.	2,000	11,139
Kura Corp.	600	8,292
Kurabo Industries Ltd.	12,000	20,489

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Kuraray Co., Ltd.	17,800	$233,046
Kuraudia Co., Ltd.	100	1,216
Kureha Corp.	8,000	28,869
Kurimoto Ltd.	6,000	21,329
Kurita Water Industries Ltd.	5,800	127,431
Kuroda Electric Co., Ltd.	1,600	18,919
KYB Co., Ltd.	7,000	28,461
Kyocera Corp.	10,100	915,880
Kyodo Printing Co., Ltd.	3,000	7,691
Kyodo Shiryo Co., Ltd.	4,000	4,555
Kyoei Sangyo Co., Ltd.	1,000	1,689
Kyoei Steel Ltd.	1,300	24,707
Kyoei Tanker Co., Ltd.*	1,000	2,308
Kyokuto Boeki Kaisha Ltd.*	1,000	1,685
Kyokuto Kaihatsu Kogyo Co., Ltd.	2,300	25,104
Kyokuto Securities Co., Ltd.	1,600	16,299
Kyokuyo Co., Ltd.	5,000	11,234
KYORIN Holdings, Inc.	3,000	58,175
Kyoritsu Maintenance Co., Ltd.	500	10,792
Kyoritsu Printing Co., Ltd.	1,000	2,636
Kyosan Electric Manufacturing Co., Ltd.	2,000	6,879
Kyoto Kimono Yuzen Co., Ltd.	700	7,961
Kyowa Electronics Instruments Co., Ltd.	1,000	2,900
Kyowa Exeo Corp.	4,900	49,073
Kyowa Hakko Kirin Co., Ltd.	15,000	148,133
Kyowa Leather Cloth Co., Ltd.	700	2,187
Kyudenko Corp.	2,000	10,316
Kyushu Electric Power Co., Inc.	23,000	262,554
Land Business Co., Ltd.	10	4,421
LAND Co., Ltd.*	1,300	75
Lawson, Inc.	3,400	231,109
LEC, Inc.	300	3,328
Leopalace21 Corp.*	7,300	30,224
Life Corp.	700	10,159
Lintec Corp.	2,600	48,512
Lion Corp.	12,000	60,852
LIXIL Group Corp.	16,940	377,236
Look, Inc.	2,000	8,526
M3, Inc.	33	52,457
Mabuchi Motor Co., Ltd.	1,800	76,740
Macnica, Inc.	500	9,855
Macromill, Inc.	1,400	15,048
Maeda Corp.	8,000	42,003
Maeda Road Construction Co., Ltd.	4,000	61,153
Maezawa Industries, Inc.	900	2,078
Maezawa Kasei Industries Co., Ltd.	900	9,201
Maezawa Kyuso Industries Co., Ltd.	400	4,966
Makino Milling Machine Co., Ltd.	6,000	37,299
Makita Corp.	7,200	334,889
Mandom Corp.	1,300	35,786
Marche Corp.	300	2,608
Mars Engineering Corp.	600	11,981
Marubeni Construction Material Lease Co., Ltd.	1,000	1,865

Marubeni Corp.	107,000	$766,772
Marubun Corp.	900	3,847
Marudai Food Co., Ltd.	6,000	19,867
Maruei Department Store Co., Ltd.*	2,000	2,362
Maruetsu, Inc.	2,000	6,607
Maruha Nichiro Holdings, Inc.	27,000	47,106
Marui Group Co., Ltd.	13,500	108,023
Maruichi Steel Tube Ltd.	4,100	93,890
Maruka Machinery Co., Ltd.	400	4,391
Marusan Securities Co., Ltd.	3,900	20,854
Maruwa Co., Ltd.	300	10,190
Maruwn Corp.	600	1,477
Maruyama Manufacturing Co., Inc.	2,000	3,853
Maruzen CHI Holdings Co., Ltd.*	600	1,460
Maruzen Showa Unyu Co., Ltd.	4,000	11,465
Matsuda Sangyo Co., Ltd.	800	9,720
Matsui Construction Co., Ltd.	1,000	3,976
Matsui Securities Co., Ltd.	7,200	65,760
Matsumotokiyoshi Holdings Co., Ltd.	2,200	51,942
Matsuya Co., Ltd.*	2,200	22,307
Matsuya Foods Co., Ltd.	500	8,953
Max Co., Ltd.	2,000	24,291
Mazda Motor Corp.*	174,000	355,312
MEC Co., Ltd.	800	2,729
Medical System Network Co., Ltd.	400	1,848
Medipal Holdings Corp.	11,600	127,812
Megachips Corp.	1,100	21,172
Megane TOP Co., Ltd.	1,800	21,164
Megmilk Snow Brand Co., Ltd.	2,700	42,349
Meidensha Corp.	12,000	40,780
MEIJI Holdings Co., Ltd.	3,500	151,700
Meiji Shipping Co., Ltd.	1,100	3,999
Meiko Network Japan Co., Ltd.	900	10,069
Meitec Corp.	1,800	39,595
Meito Sangyo Co., Ltd.	600	6,872
Meito Transportation Co., Ltd.	400	2,776
Meiwa Corp.	900	3,809
Meiwa Estate Co., Ltd.	700	3,883
Melco Holdings, Inc.	600	10,604
Michinoku Bank Ltd.	6,000	11,999
Mie Bank Ltd.	5,000	10,670
Mikuni Coca-Cola Bottling Co., Ltd.	1,600	15,060
Milbon Co., Ltd.	600	18,933
Mimasu Semiconductor Industry Co., Ltd.	1,000	8,172
Minato Bank Ltd.	12,000	20,793
Minebea Co., Ltd.	19,000	67,622
Ministop Co., Ltd.	900	15,096
Miraca Holdings, Inc.	2,600	104,688
Mirait Holdings Corp.	3,600	32,567
Misawa Homes Co., Ltd.	1,600	23,518
MISUMI Group, Inc.	4,300	116,694
Mitachi Co., Ltd.	200	926
Mito Securities Co., Ltd.	3,000	8,688
Mitsuba Corp.	2,000	14,519

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Mitsubishi Chemical Holdings Corp.	83,000	$414,020
Mitsubishi Corp.	86,210	1,657,104
Mitsubishi Electric Corp.	120,000	1,021,373
Mitsubishi Estate Co., Ltd.	82,000	1,960,317
Mitsubishi Gas Chemical Co., Inc.	20,000	122,543
Mitsubishi Heavy Industries Ltd.	205,000	991,340
Mitsubishi Kakoki Kaisha Ltd.	3,000	5,359
Mitsubishi Logistics Corp.	8,000	114,754
Mitsubishi Materials Corp.	73,000	248,824
Mitsubishi Motors Corp.*	292,000	301,834
Mitsubishi Paper Mills Ltd.*	18,000	17,985
Mitsubishi Pencil Co., Ltd.	1,000	16,719
Mitsubishi Research Institute, Inc.	400	8,214
Mitsubishi Shokuhin Co., Ltd.	1,100	27,823
Mitsubishi Steel Manufacturing Co., Ltd.	7,000	14,070
Mitsubishi Tanabe Pharma Corp.	14,000	182,538
Mitsubishi UFJ Financial Group, Inc.	884,400	4,759,080
Mitsubishi UFJ Lease & Finance Co., Ltd.	2,930	126,016
Mitsuboshi Belting Co., Ltd.	3,000	16,686
Mitsui & Co., Ltd.	102,300	1,530,437
Mitsui Chemicals, Inc.	47,090	122,999
Mitsui Engineering & Shipbuilding Co., Ltd.	34,000	52,460
Mitsui Fudosan Co., Ltd.	53,000	1,294,847
Mitsui High-Tec, Inc.*	1,400	9,976
Mitsui Home Co., Ltd.	1,000	5,832
Mitsui Matsushima Co., Ltd.	8,000	13,319
Mitsui Mining & Smelting Co., Ltd.	31,000	76,511
Mitsui O.S.K. Lines Ltd.	55,000	163,900
Mitsui Sugar Co., Ltd.	5,000	14,378
Mitsui-Soko Co., Ltd.	5,000	19,987
Mitsumi Electric Co., Ltd.*	4,300	24,991
Mitsumura Printing Co., Ltd.	1,000	2,868
Mitsuuroko Holdings Co., Ltd.	1,900	10,460
Miura Co., Ltd.	2,000	52,549
Miyachi Corp.	600	4,109
Miyaji Engineering Group, Inc.*	4,000	8,239
Miyakoshi Holdings, Inc.*	300	1,051
Miyazaki Bank Ltd.	8,000	19,469
Miyoshi Oil & Fat Co., Ltd.	4,000	4,759
Mizuho Financial Group, Inc.	1,503,180	2,750,283
Mizuno Corp.	6,000	26,826
Mochida Pharmaceutical Co., Ltd.	5,000	60,939
Modec, Inc.	1,000	21,695
Monex Group, Inc.	70	17,622
MonotaRO Co., Ltd.	400	12,898
Mori Seiki Co., Ltd.	6,800	59,440
Morinaga & Co., Ltd.	13,000	27,851
Morinaga Milk Industry Co., Ltd.	11,000	35,192
Morita Holdings Corp.	2,000	16,662
Moritex Corp.*	200	645
Morozoff Ltd.	2,000	6,767

Mory Industries, Inc.	2,000	$5,754
MOS Food Services, Inc.	1,600	29,431
Moshi Moshi Hotline, Inc.	1,600	20,393
Mr Max Corp.	1,200	4,857
MS&AD Insurance Group Holdings, Inc.	36,000	719,225
Murata Manufacturing Co., Ltd.	12,800	754,928
Musashi Seimitsu Industry Co., Ltd.	1,200	25,228
Musashino Bank Ltd.	1,900	61,681
Mutoh Holdings Co., Ltd.	1,000	2,452
Nabtesco Corp.	5,100	112,861
NAC Co., Ltd.	200	4,760
Nachi-Fujikoshi Corp.	12,000	49,010
Nagaileben Co., Ltd.	1,200	15,995
Nagano Bank Ltd.	4,000	7,021
Nagano Keiki Co., Ltd.	800	6,444
Nagase & Co., Ltd.	6,300	69,754
Nagatanien Co., Ltd.	1,000	9,580
Nagoya Railroad Co., Ltd.	37,000	98,532
Naigai Co., Ltd.*	3,000	1,846
Nakabayashi Co., Ltd.	2,000	4,298
Nakamuraya Co., Ltd.	3,000	13,727
Nakano Corp.	1,000	2,415
Nakayama Steel Works Ltd.*	6,000	3,228
Nakayamafuku Co., Ltd.	700	5,067
Nakayo Telecommunications, Inc.	1,000	3,084
Namco Bandai Holdings, Inc.	11,000	142,659
Nankai Electric Railway Co., Ltd.	23,000	103,901
Nanto Bank Ltd.	11,000	50,038
Natori Co., Ltd.	600	5,720
NEC Capital Solutions Ltd.	300	4,505
NEC Corp.*	176,000	370,597
NEC Fielding Ltd.	1,000	11,962
NEC Mobiling Ltd.	400	16,189
NEC Networks & System Integration Corp.	1,100	19,481
NET One Systems Co., Ltd.	6,000	58,898
Neturen Co., Ltd.	1,700	11,123
Nexon Co., Ltd.*	9,800	98,913
Nexyz Corp.*	50	1,385
NGK Insulators Ltd.	18,000	211,687
NGK Spark Plug Co., Ltd.	9,000	119,604
NHK Spring Co., Ltd.	9,000	74,166
Nice Holdings, Inc.	5,000	12,849
Nichia Steel Works Ltd.	1,000	2,520
Nichias Corp.	6,000	32,770
Nichiban Co., Ltd.	1,000	3,072
Nichicon Corp.	3,900	33,458
Nichiden Corp.	500	12,149
Nichiha Corp.	1,200	13,925
Nichii Gakkan Co.	2,200	17,414
Nichi-iko Pharmaceutical Co., Ltd.	1,400	27,125
Nichimo Co., Ltd.	1,000	2,270
Nichirei Corp.	15,000	78,357
Nichireki Co., Ltd.	1,000	5,834
Nidec Copal Corp.	900	7,008
Nidec Copal Electronics Corp.	1,200	5,688
Nidec Corp.	6,836	399,734

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Nidec-Tosok Corp.	700	$5,072
Nifco, Inc.	2,400	53,197
Nihon Chouzai Co., Ltd.	150	3,545
Nihon Dempa Kogyo Co., Ltd.	900	11,785
Nihon Eslead Corp.	500	4,961
Nihon Kohden Corp.	2,200	66,706
Nihon Nohyaku Co., Ltd.	2,000	10,547
Nihon Parkerizing Co., Ltd.	3,000	43,100
Nihon Tokushu Toryo Co., Ltd.	1,000	4,067
Nihon Trim Co., Ltd.	100	2,688
Nihon Unisys Ltd.	3,300	21,872
Nihon Yamamura Glass Co., Ltd.	5,000	10,694
Nikkato Corp.	400	1,968
Nikkiso Co., Ltd.	4,000	42,569
Nikko Co., Ltd.	1,000	4,356
Nikon Corp.	20,900	617,042
Nintendo Co., Ltd.	6,900	736,232
Nippo Corp.	3,000	41,206
Nippon Beet Sugar Manufacturing Co., Ltd.	7,000	13,040
Nippon Carbide Industries Co., Inc.	3,000	10,642
Nippon Carbon Co., Ltd.	6,000	12,370
Nippon Ceramic Co., Ltd.	800	12,076
Nippon Chemical Industrial Co., Ltd.	4,000	5,381
Nippon Chemi-Con Corp.*	7,000	14,773
Nippon Chemiphar Co., Ltd.	1,000	5,928
Nippon Chutetsukan KK	1,000	2,787
Nippon Coke & Engineering Co., Ltd.	10,000	12,920
Nippon Columbia Co., Ltd.*	10,000	3,467
Nippon Concrete Industries Co., Ltd.	1,000	3,748
Nippon Conveyor Co., Ltd.	3,000	2,676
Nippon Denko Co., Ltd.	5,000	14,997
Nippon Densetsu Kogyo Co., Ltd.	2,000	19,019
Nippon Denwa Shisetsu Co., Ltd.	2,000	5,889
Nippon Electric Glass Co., Ltd.	20,000	113,637
Nippon Express Co., Ltd.	41,000	169,346
Nippon Felt Co., Ltd.	700	3,346
Nippon Filcon Co., Ltd.	900	3,845
Nippon Fine Chemical Co., Ltd.	1,000	6,654
Nippon Flour Mills Co., Ltd.	8,000	32,344
Nippon Formula Feed Manufacturing Co., Ltd.	4,000	4,789
Nippon Gas Co., Ltd.	1,100	15,037
Nippon Hume Corp.	1,000	5,338
Nippon Kanzai Co., Ltd.	400	7,068
Nippon Kasei Chemical Co., Ltd.	2,000	2,604
Nippon Kayaku Co., Ltd.	9,000	99,164
Nippon Kinzoku Co., Ltd.*	3,000	4,261
Nippon Koei Co., Ltd.	4,000	14,714
Nippon Konpo Unyu Soko Co., Ltd.	3,000	35,174
Nippon Koshuha Steel Co., Ltd.	5,000	5,111
Nippon Kucho Service Co., Ltd.	300	2,602

Nippon Light Metal Holdings Co., Ltd.*	29,000	$34,328
Nippon Meat Packers, Inc.	8,000	110,138
Nippon Paint Co., Ltd.	11,000	94,551
Nippon Paper Group, Inc.	4,600	63,946
Nippon Parking Development Co., Ltd.	130	6,768
Nippon Pillar Packing Co., Ltd.	1,000	6,647
Nippon Piston Ring Co., Ltd.	4,000	7,790
Nippon Road Co., Ltd.	4,000	18,589
Nippon Seisen Co., Ltd.	1,000	3,640
Nippon Sharyo Ltd.	4,000	15,256
Nippon Sheet Glass Co., Ltd.	38,000	50,295
Nippon Shinyaku Co., Ltd.	3,000	33,874
Nippon Shokubai Co., Ltd.	8,000	81,562
Nippon Signal Co., Ltd.	2,800	19,813
Nippon Soda Co., Ltd.	7,000	32,224
Nippon Steel & Sumitomo Metal Corp.	514,340	1,265,166
Nippon Steel Trading Co., Ltd.	2,000	5,303
Nippon Suisan Kaisha Ltd.	16,000	33,103
Nippon Synthetic Chemical Industry Co., Ltd.	3,000	21,837
Nippon Systemware Co., Ltd.	400	1,553
Nippon Telegraph & Telephone Corp.	54,010	2,268,756
Nippon Television Holdings, Inc.	9,500	126,340
Nippon Thompson Co., Ltd.	4,000	17,790
Nippon Valqua Industries Ltd.	5,000	12,642
Nippon Yakin Kogyo Co., Ltd.*	6,500	8,586
Nippon Yusen KK	86,000	202,399
Nippon Yusoki Co., Ltd.	1,000	4,441
Nipro Corp.	4,800	33,856
Nishimatsu Construction Co., Ltd.	18,000	37,404
Nishimatsuya Chain Co., Ltd.	2,600	20,579
Nishi-Nippon City Bank Ltd.	37,000	91,149
Nishi-Nippon Railroad Co., Ltd.	16,000	63,351
Nissan Chemical Industries Ltd.	9,200	108,942
Nissan Motor Co., Ltd.	151,020	1,433,398
Nissan Shatai Co., Ltd.	4,000	50,365
Nissan Tokyo Sales Holdings Co., Ltd.*	1,000	3,757
Nissei Build Kogyo Co., Ltd.	4,000	8,673
Nissei Plastic Industrial Co., Ltd.	1,000	4,838
Nissen Holdings Co., Ltd.	2,400	9,034
Nissha Printing Co., Ltd.*	2,200	26,168
Nisshin Fudosan Co., Ltd.	700	4,340
Nisshin Oillio Group Ltd.	6,000	22,174
Nisshin Seifun Group, Inc.	10,500	131,386
Nisshin Steel Holdings Co., Ltd.*	5,004	46,030
Nisshinbo Holdings, Inc.	8,000	67,696
Nissin Corp.	4,000	9,858
Nissin Electric Co., Ltd.	2,000	10,182
Nissin Foods Holdings Co., Ltd.	6,700	254,050
Nissin Kogyo Co., Ltd.	2,500	38,697
Nissui Pharmaceutical Co., Ltd.	500	5,258
Nitori Holdings Co., Ltd.	2,500	183,019
Nitta Corp.	1,100	17,545

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Nittetsu Mining Co., Ltd.	3,000	$13,273
Nitto Boseki Co., Ltd.	10,000	39,622
Nitto Denko Corp.	10,520	517,589
Nitto Fuji Flour Milling Co., Ltd.	1,000	3,475
Nitto Kogyo Corp.	1,800	24,419
Nitto Kohki Co., Ltd.	700	14,809
Nitto Seiko Co., Ltd.	1,000	2,935
Nitto Seimo Co., Ltd.	1,000	1,523
Nittoc Construction Co., Ltd.	750	3,331
NKSJ Holdings, Inc.	25,250	537,745
NOF Corp.	11,000	49,464
Nohmi Bosai Ltd.	1,000	6,760
NOK Corp.	5,000	77,461
Nomura Co., Ltd.	2,000	7,739
Nomura Holdings, Inc.	256,700	1,515,627
Nomura Real Estate Holdings, Inc.	5,100	97,294
Nomura Research Institute Ltd.	6,000	124,201
Noritake Co., Ltd.	6,000	14,566
Noritsu Koki Co., Ltd.	1,100	4,542
Noritz Corp.	2,300	38,268
North Pacific Bank Ltd.*	18,400	51,593
NS Solutions Corp.	1,000	17,755
NS United Kaiun Kaisha Ltd.*	4,000	5,793
NSD Co., Ltd.	2,300	20,094
NSK Ltd.	25,000	178,157
NTN Corp.	23,000	62,195
NTT Data Corp.	67	209,482
NTT DOCOMO, Inc.	970	1,393,064
NTT Urban Development Corp.	62	59,881
Obara Group, Inc.	800	8,942
Obayashi Corp.	34,000	191,381
Obayashi Road Corp.	1,000	4,331
OBIC Business Consultants Ltd.	300	16,858
Obic Co., Ltd.	420	83,590
Odakyu Electric Railway Co., Ltd.	42,000	436,933
Oenon Holdings, Inc.	3,000	6,851
Ogaki Kyoritsu Bank Ltd.	16,000	54,563
Ohara, Inc.	400	2,982
Ohashi Technica, Inc.	600	3,987
OIE Sangyo Co., Ltd.	300	2,852
Oiles Corp.	1,300	26,194
Oita Bank Ltd.	7,000	22,869
OIZUMI Corp.	400	1,387
Oji Holdings Corp.	46,000	158,854
Okabe Co., Ltd.	2,700	17,497
Okamoto Industries, Inc.	4,000	14,091
Okamura Corp.	4,000	28,773
Okasan Securities Group, Inc.	10,000	50,576
Okaya Electric Industries Co., Ltd.	600	2,215
OKI Electric Cable Co., Ltd.	1,000	1,512
Oki Electric Industry Co., Ltd.*	45,000	54,738
Okinawa Electric Power Co., Inc.	700	21,831
OKK Corp.*	4,000	5,296
OKUMA Corp.	8,000	55,132
Okumura Corp.	13,000	52,913
Okura Industrial Co., Ltd.	3,000	9,253

Okuwa Co., Ltd.	1,000	$12,544
Olympic Corp.	800	7,534
Olympus Corp.*	12,700	246,497
Omron Corp.	11,900	285,338
Ono Pharmaceutical Co., Ltd.	6,600	336,802
ONO Sokki Co., Ltd.	1,000	4,526
Onoken Co., Ltd.	1,000	8,857
Onward Holdings Co., Ltd.	8,000	60,366
Optex Co., Ltd.	800	9,257
Oracle Corp. Japan	1,900	79,187
Organo Corp.	2,000	11,338
Orient Corp.*	35,500	135,561
Oriental Land Co., Ltd.	3,500	422,936
Origin Electric Co., Ltd.	1,000	4,883
ORIX Corp.	6,320	713,142
Osaka Gas Co., Ltd.	123,000	446,766
Osaka Securities Finance Co., Ltd.	1,400	4,019
Osaka Steel Co., Ltd.	800	14,831
OSAKA Titanium Technologies Co.	1,100	24,614
Osaki Electric Co., Ltd.	1,000	5,474
OSG Corp.	5,700	79,133
Otsuka Corp.	900	68,094
Otsuka Holdings Co., Ltd.	25,600	718,717
Oyo Corp.	1,200	14,553
P.S. Mitsubishi Construction Co., Ltd.	800	5,142
Pacific Industrial Co., Ltd.	2,000	10,990
Pacific Metals Co., Ltd.	9,000	42,685
Pack Corp.	900	15,064
Pal Co., Ltd.	350	15,767
Paltac Corp.	1,050	11,914
PanaHome Corp.	4,000	26,842
Panasonic Corp.	137,085	832,930
Panasonic Industrial Devices SUNX Co., Ltd.	1,000	3,886
Panasonic Information Systems	200	4,415
Paramount Bed Holdings Co., Ltd.	900	26,870
Parco Co., Ltd.	500	5,398
Paris Miki Holdings, Inc.	1,500	7,902
Park24 Co., Ltd.	5,700	89,890
Pasco Corp.	1,000	3,048
Pasona Group, Inc.	10	5,806
Pegasus Sewing Machine Manufacturing Co., Ltd.	1,200	2,595
Penta-Ocean Construction Co., Ltd.	17,000	45,966
PGM Holdings KK	30	23,979
PIA Corp.	300	3,971
Pigeon Corp.	800	38,184
Pilot Corp.	10	18,619
Piolax, Inc.	500	11,496
Pioneer Corp.*	17,600	43,971
Pixela Corp.*	500	992
Plenus Co., Ltd.	1,500	24,263
Pocket Card Co., Ltd.	1,100	6,265
Point, Inc.	1,030	37,559
Pola Orbis Holdings, Inc.	1,100	31,547
Poplar Co., Ltd.	300	1,866

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Press Kogyo Co., Ltd.	5,000	$22,799
Prima Meat Packers Ltd.	7,000	11,831
Pronexus, Inc.	1,300	7,385
Raito Kogyo Co., Ltd.	2,900	16,631
Rasa Corp.	500	2,243
Rasa Industries Ltd.*	4,000	4,372
Renaissance, Inc.	500	3,673
Renesas Electronics Corp.*	3,200	11,333
Rengo Co., Ltd.	10,000	50,482
Renown, Inc.*	2,500	3,206
Resona Holdings, Inc.	107,600	487,839
Resort Solution Co., Ltd.	1,000	1,987
Resorttrust, Inc.	1,900	37,242
Rheon Automatic Machinery Co., Ltd.	1,000	2,309
Rhythm Watch Co., Ltd.	6,000	10,815
Ricoh Co., Ltd.	38,000	403,710
Ricoh Leasing Co., Ltd.	800	20,138
Right On Co., Ltd.	900	6,846
Riken Corp.	4,000	14,840
Riken Keiki Co., Ltd.	1,000	6,116
Riken Technos Corp.	2,000	5,760
Ringer Hut Co., Ltd.	900	11,111
Rinnai Corp.	1,700	115,499
Riso Kagaku Corp.	900	16,816
Riso Kyoiku Co., Ltd.	130	10,426
Rock Field Co., Ltd.	600	9,972
Rohm Co., Ltd.	6,800	220,907
Rohto Pharmaceutical Co., Ltd.	5,000	58,208
Roland Corp.	1,100	8,775
Roland DG Corp.	500	5,900
Round One Corp.	3,300	18,849
Royal Holdings Co., Ltd.	1,800	20,761
Ryobi Ltd.	7,000	18,971
Ryoden Trading Co., Ltd.	1,000	5,661
Ryohin Keikaku Co., Ltd.	1,000	55,856
Ryosan Co., Ltd.	1,900	33,712
Ryoyo Electro Corp.	1,600	14,949
S Foods, Inc.	500	4,664
S.T. Corp.	600	6,401
Sagami Chain Co., Ltd.*	1,000	7,706
Saibu Gas Co., Ltd.	13,000	33,138
Saizeriya Co., Ltd.	1,600	21,929
Sakai Chemical Industry Co., Ltd.	4,000	12,056
Sakai Heavy Industries Ltd.	2,000	6,918
Sakai Moving Service Co., Ltd.	200	4,288
Sakai Ovex Co., Ltd.	3,000	4,270
Sakata INX Corp.	2,000	10,322
Sakata Seed Corp.	2,000	25,107
Sakurada Co., Ltd.*†	6,000	69
Sala Corp.	1,000	5,680
San Holdings, Inc.	200	2,849
San-A Co., Ltd.	400	14,922
San-Ai Oil Co., Ltd.	2,000	8,287
Sanden Corp.	7,000	29,762
Sangetsu Co., Ltd.	2,100	51,294
San-In Godo Bank Ltd.	7,000	49,024
Sanix, Inc.*	1,800	5,197
Sanken Electric Co., Ltd.	7,000	27,040
Sanki Engineering Co., Ltd.	3,000	14,596

Sanko Metal Industrial Co., Ltd.	1,000	$2,689
Sankyo Co., Ltd.	4,300	170,151
Sankyo Seiko Co., Ltd.	2,000	6,756
Sankyo Tateyama, Inc.*	1,700	30,219
Sankyu, Inc.	15,000	56,722
Sanoh Industrial Co., Ltd.	1,400	9,227
Sanrio Co., Ltd.	2,800	89,105
Sanritsu Corp.	300	1,861
Sanshin Electronics Co., Ltd.	1,500	10,127
Sansui Electric Co., Ltd.*(b)†	68,000	785
Santen Pharmaceutical Co., Ltd.	4,800	183,776
Sanwa Holdings Corp.	12,000	52,547
Sanyo Chemical Industries Ltd.	3,000	17,807
Sanyo Housing Nagoya Co., Ltd.	10	10,693
Sanyo Industries Ltd.	1,000	1,905
Sanyo Shokai Ltd.	6,000	15,990
Sanyo Special Steel Co., Ltd.	6,000	21,341
Sapporo Holdings Ltd.	19,000	61,411
Sasebo Heavy Industries Co., Ltd.	8,000	9,445
Sata Construction Co., Ltd.*	4,000	3,978
Sato Holdings Corp.	1,200	19,362
Sato Shoji Corp.	1,000	6,771
Satori Electric Co., Ltd.	900	4,424
Sawai Pharmaceutical Co., Ltd.	900	90,279
SAXA Holdings, Inc.	3,000	5,564
SBI Holdings, Inc.	11,260	100,506
Scroll Corp.	1,700	5,056
SCSK Corp.	2,232	34,975
Secom Co., Ltd.	12,800	645,112
Sega Sammy Holdings, Inc.	11,300	190,854
Seibu Electric Industry Co., Ltd.	1,000	4,307
Seika Corp.	4,000	11,050
Seikagaku Corp.	2,400	25,514
Seikitokyu Kogyo Co., Ltd.*	3,000	3,106
Seiko Epson Corp.	6,800	55,468
Seiko Holdings Corp.*	6,000	14,367
Seino Holdings Co., Ltd.	9,000	57,053
Seiren Co., Ltd.	3,200	19,978
Sekisui Chemical Co., Ltd.	23,000	199,183
Sekisui House Ltd.	40,000	437,842
Sekisui Jushi Corp.	1,000	10,467
Sekisui Plastics Co., Ltd.	2,000	5,018
Senko Co., Ltd.	4,000	17,483
Senshu Ikeda Holdings, Inc.	6,880	39,288
Senshukai Co., Ltd.	2,200	13,483
Seven & I Holdings Co., Ltd.	49,200	1,384,732
Seven Bank Ltd.	50,400	132,759
Sharp Corp.	51,000	178,851
Shibaura Mechatronics Corp.*	2,000	4,201
Shibusawa Warehouse Co., Ltd.	3,000	9,254
Shibuya Kogyo Co., Ltd.	700	7,261
Shiga Bank Ltd.	11,000	68,250
Shikibo Ltd.	7,000	8,870
Shikoku Bank Ltd.	8,000	21,519
Shikoku Chemicals Corp.	1,000	5,708
Shikoku Electric Power Co., Inc.	9,600	153,103
Shima Seiki Manufacturing Ltd.	1,600	26,042
Shimachu Co., Ltd.	2,300	48,111
Shimadzu Corp.	13,000	87,698
Shimamura Co., Ltd.	1,200	116,211

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Shimano, Inc.	5,000	$318,812
Shimizu Bank Ltd.	400	11,685
Shimizu Corp.	33,000	124,108
Shimojima Co., Ltd.	800	8,644
Shin Nippon Air Technologies Co., Ltd.	900	5,019
Shin Nippon Biomedical Laboratories Ltd.*	700	2,529
Shinagawa Refractories Co., Ltd.	3,000	6,824
Shindengen Electric Manufacturing Co., Ltd.	4,000	11,228
Shin-Etsu Chemical Co., Ltd.	22,500	1,374,288
Shin-Etsu Polymer Co., Ltd.	2,500	9,450
Shingakukai Co., Ltd.	600	2,060
Shinkawa Ltd.	900	4,364
Shin-Keisei Electric Railway Co., Ltd.	1,000	4,111
Shinko Electric Industries Co., Ltd.	3,100	24,487
Shinko Plantech Co., Ltd.	2,600	20,524
Shinko Shoji Co., Ltd.	1,100	9,159
Shinmaywa Industries Ltd.	5,000	33,853
Shinnihon Corp.	1,600	4,566
Shinsei Bank Ltd.	79,000	158,183
Shinsho Corp.	3,000	5,917
Shinwa Co., Ltd.	600	6,622
Shinyei Kaisha	1,000	1,351
Shionogi & Co., Ltd.	21,600	359,807
Ship Healthcare Holdings, Inc.	1,500	39,781
Shiroki Corp.	2,000	5,128
Shiseido Co., Ltd.	22,800	320,624
Shizuoka Bank Ltd.	38,000	371,126
Shizuoka Gas Co., Ltd.	3,000	20,305
Sho-Bond Holdings Co., Ltd.	1,200	44,761
Shobunsha Publications, Inc.	700	4,438
Shochiku Co., Ltd.	7,000	71,862
Shoko Co., Ltd.	4,000	6,027
Showa Corp.	2,600	25,640
Showa Denko KK	73,000	111,622
Showa Sangyo Co., Ltd.	5,000	16,232
Showa Shell Sekiyu KK	9,300	52,805
Shuei Yobiko Co., Ltd.	200	679
Siix Corp.	700	8,077
Simplex Holdings, Inc.	20	5,745
Sinanen Co., Ltd.	2,000	8,315
Sinfonia Technology Co., Ltd.	7,000	13,247
Sintokogio Ltd.	2,600	20,574
SK Japan Co., Ltd.	200	597
SKY Perfect JSAT Holdings, Inc.	90	37,389
SMC Corp.	34,300	6,222,480
SMK Corp.	3,000	8,113
SNT Corp.	1,200	5,173
Soda Nikka Co., Ltd.	1,000	4,212
Softbank Corp.	54,306	1,987,162
Softbank Technology Corp.	200	1,845
Softbrain Co., Ltd.*	20	2,634
Sogo Medical Co., Ltd.	200	6,741
Sohgo Security Services Co., Ltd.	4,700	58,494

Sojitz Corp.	68,700	$101,630
Sony Corp.	75,100	840,329
Sony Financial Holdings, Inc.	10,000	179,881
Soshin Electric Co., Ltd.	600	2,159
Sotetsu Holdings, Inc.	19,000	66,222
SPK Corp.	200	3,256
Square Enix Holdings Co., Ltd.	4,000	50,544
SRA Holdings, Inc.	600	6,359
St. Marc Holdings Co., Ltd.	400	14,197
Stanley Electric Co., Ltd.	6,700	95,373
Star Micronics Co., Ltd.	2,300	23,106
Start Today Co., Ltd.	3,500	32,331
Starzen Co., Ltd.	4,000	11,285
Stella Chemifa Corp.	500	9,724
Studio Alice Co., Ltd.	500	7,158
Sugi Holdings Co., Ltd.	1,900	66,754
Sugimoto & Co., Ltd.	600	5,395
Sumco Corp.*	8,000	77,832
Sumida Corp.	700	4,038
Sumikin Bussan Corp.	5,000	12,931
Suminoe Textile Co., Ltd.	3,000	5,951
Sumiseki Holdings, Inc.*	3,800	3,658
Sumitomo Bakelite Co., Ltd.	12,000	49,967
Sumitomo Chemical Co., Ltd.	78,000	246,093
Sumitomo Corp.	71,680	918,779
Sumitomo Densetsu Co., Ltd.	900	9,800
Sumitomo Electric Industries Ltd.	45,800	530,007
Sumitomo Forestry Co., Ltd.	9,500	89,801
Sumitomo Heavy Industries Ltd.	29,000	138,509
Sumitomo Light Metal Industries Ltd.	21,000	20,378
Sumitomo Metal Mining Co., Ltd.	35,000	493,901
Sumitomo Mitsui Construction Co., Ltd.*	7,600	9,205
Sumitomo Mitsui Financial Group, Inc.	88,850	3,227,834
Sumitomo Mitsui Trust Holdings, Inc.	236,410	830,616
Sumitomo Osaka Cement Co., Ltd.	24,000	86,789
Sumitomo Pipe & Tube Co., Ltd.	800	6,540
Sumitomo Precision Products Co., Ltd.	2,000	9,689
Sumitomo Real Estate Sales Co., Ltd.	440	20,674
Sumitomo Realty & Development Co., Ltd.	28,000	930,364
Sumitomo Rubber Industries Ltd.	9,100	109,949
Sumitomo Seika Chemicals Co., Ltd.	2,000	7,432
Sumitomo Warehouse Co., Ltd.	9,000	46,202
Sun Frontier Fudousan Co., Ltd.	10	5,078
Sundrug Co., Ltd.	1,600	54,655
Sun-Wa Technos Corp.	600	4,363
Suruga Bank Ltd.	10,000	122,836
Suzuden Corp.	300	1,587
Suzuken Co., Ltd.	4,100	115,540

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Suzuki Motor Corp.	26,200	$684,914
SWCC Showa Holdings Co., Ltd.	15,000	12,931
SxL Corp.*	6,000	10,036
Sysmex Corp.	3,900	178,683
Systena Corp.	10	8,778
T Hasegawa Co., Ltd.	1,600	20,855
T&D Holdings, Inc.	44,100	537,492
T.RAD Co., Ltd.	4,000	10,508
Tac Co., Ltd.*	700	1,156
Tachibana Eletech Co., Ltd.	700	5,663
Tachi-S Co., Ltd.	1,600	27,439
Tact Home Co., Ltd.	10	12,451
Tadano Ltd.	5,000	41,922
Taihei Dengyo Kaisha Ltd.	1,000	6,147
Taihei Kogyo Co., Ltd.	2,000	8,238
Taiheiyo Cement Corp.	83,000	228,395
Taiheiyo Kouhatsu, Inc.	4,000	3,892
Taiho Kogyo Co., Ltd.	800	8,593
Taikisha Ltd.	2,100	39,558
Taiko Pharmaceutical Co., Ltd.	400	3,923
Taisei Corp.	58,000	191,739
Taisei Lamick Co., Ltd.	300	8,221
Taisho Pharmaceutical Holdings Co., Ltd.	2,700	184,407
Taiyo Holdings Co., Ltd.	900	25,417
Taiyo Nippon Sanso Corp.	13,000	74,263
Taiyo Yuden Co., Ltd.	4,700	41,594
Takachiho Koheki Co., Ltd.	500	5,108
Takada Kiko Co., Ltd.	1,000	2,462
Takamatsu Construction Group Co., Ltd.	1,000	15,593
Takano Co., Ltd.	400	1,945
Takaoka Toko Holdings Co., Ltd.*	400	5,911
Taka-Q Co., Ltd.	500	1,842
Takara Holdings, Inc.	11,000	87,495
Takara Leben Co., Ltd.	1,100	11,952
Takara Printing Co., Ltd.	700	4,678
Takara Standard Co., Ltd.	5,000	35,413
Takasago International Corp.	4,000	21,456
Takasago Thermal Engineering Co., Ltd.	3,900	30,651
Takashima & Co., Ltd.	2,000	6,230
Takashimaya Co., Ltd.	13,000	92,655
Takata Corp.	1,900	38,744
Take And Give Needs Co., Ltd.	60	5,898
Takeda Pharmaceutical Co., Ltd.	46,700	2,087,005
Takihyo Co., Ltd.	1,000	4,987
Takiron Co., Ltd.	3,000	10,402
Takuma Co., Ltd.	4,000	22,499
Tamron Co., Ltd.	1,200	33,990
Tamura Corp.	3,000	6,717
Tanaka Co., Ltd.	300	1,568
Tanseisha Co., Ltd.	1,000	3,769
TASAKI & Co., Ltd.*	200	797
Tatsuta Electric Wire and Cable Co., Ltd.	2,000	17,409
Taya Co., Ltd.	200	1,629
Tayca Corp.	2,000	5,573

TBK Co., Ltd.	1,000	$5,346
TDC Software Engineering, Inc.	200	1,745
TDK Corp.	5,700	207,275
Teac Corp.*	6,000	2,430
Tecmo Koei Holdings Co., Ltd.	2,400	20,196
Teijin Ltd.	44,000	108,521
Teikoku Electric Manufacturing Co., Ltd.	400	6,268
Teikoku Sen-I Co., Ltd.	1,000	7,323
Teikoku Tsushin Kogyo Co., Ltd.	2,000	3,583
Tekken Corp.	8,000	12,098
Temp Holdings Co., Ltd.	1,700	21,078
Ten Allied Co., Ltd.*	800	2,633
Tenma Corp.	1,100	11,714
Terumo Corp.	9,200	365,546
T-Gaia Corp.	2,000	18,873
THK Co., Ltd.	7,400	132,976
Tigers Polymer Corp.	600	2,039
Titan Kogyo KK	1,000	2,790
TKC Corp.	900	15,645
Toa Corp.	11,000	18,103
TOA Corp.	1,000	7,040
Toa Road Corp.	2,000	6,961
Toabo Corp.	4,000	2,876
Toagosei Co., Ltd.	13,000	50,896
Tobishima Corp.*	8,000	10,921
Tobu Railway Co., Ltd.	73,000	386,314
Tobu Store Co., Ltd.	1,000	3,099
TOC Co., Ltd.	4,700	29,077
Tocalo Co., Ltd.	600	9,980
Tochigi Bank Ltd.	6,000	20,775
Toda Corp.	14,000	42,422
Toda Kogyo Corp.	1,000	4,612
Toei Co., Ltd.	5,000	26,031
Toenec Corp.	1,000	5,245
Toho Bank Ltd.	10,000	32,517
Toho Co., Ltd.	8,200	144,418
TOHO Co., Ltd.	2,000	7,529
Toho Gas Co., Ltd.	35,000	187,878
Toho Holdings Co., Ltd.	3,700	64,738
Toho Real Estate Co., Ltd.	1,200	7,871
Toho Titanium Co., Ltd.	2,100	20,855
Toho Zinc Co., Ltd.	7,000	30,787
Tohoku Bank Ltd.	6,000	9,555
Tohoku Electric Power Co., Inc.*	26,300	244,748
Tohpe Corp.*	1,000	1,098
Tohto Suisan Co., Ltd.	2,000	3,096
Tokai Carbon Co., Ltd.	12,000	50,375
TOKAI Holdings Corp.	2,000	6,437
Tokai Rika Co., Ltd.	2,900	40,366
Tokai Rubber Industries Ltd.	2,000	20,152
Tokai Senko KK	1,000	1,087
Tokai Tokyo Financial Holdings, Inc.	14,000	64,194
Token Corp.	520	29,074
Tokio Marine Holdings, Inc.	42,900	1,196,138
Toko, Inc.*	5,000	12,734
Tokushu Tokai Paper Co., Ltd.	8,000	20,153
Tokuyama Corp.	11,000	24,067

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Tokyo Broadcasting System Holdings, Inc.	6,600	$68,967
Tokyo Denpa Co., Ltd.*	300	1,507
Tokyo Dome Corp.*	9,000	32,739
Tokyo Electric Power Co., Inc.*	80,100	191,983
Tokyo Electron Ltd.	10,400	478,537
Tokyo Energy & Systems, Inc.	1,000	5,684
Tokyo Gas Co., Ltd.	146,000	667,506
Tokyo Individualized Educational Institute, Inc.	900	1,661
Tokyo Keiki, Inc.	4,000	7,164
Tokyo Kikai Seisakusho Ltd.*	3,000	1,699
Tokyo Ohka Kogyo Co., Ltd.	2,300	45,525
Tokyo Rakutenchi Co., Ltd.	2,000	8,132
Tokyo Rope Manufacturing Co., Ltd.	8,000	12,231
Tokyo Sangyo Co., Ltd.	1,000	3,155
Tokyo Seimitsu Co., Ltd.	2,300	37,432
Tokyo Steel Manufacturing Co., Ltd.	7,100	34,698
Tokyo Tatemono Co., Ltd.	25,000	128,380
Tokyo Tatemono Real Estate Sales Co., Ltd.	300	1,334
Tokyo Tekko Co., Ltd.	2,000	7,485
Tokyo Theatres Co., Inc.	4,000	5,334
Tokyo Tomin Bank Ltd.	2,300	20,758
Tokyotokeiba Co., Ltd.	8,000	16,274
Tokyu Community Corp.	300	10,207
Tokyu Construction Co., Ltd.	4,940	14,161
Tokyu Corp.	78,000	438,033
Tokyu Land Corp.	21,000	153,514
Tokyu Livable, Inc.	1,300	21,135
Toli Corp.	3,000	6,406
Tomato Bank Ltd.	4,000	7,383
Tomen Devices Corp.	100	2,076
Tomen Electronics Corp.	500	6,236
Tomoe Corp.	1,800	6,020
Tomoe Engineering Co., Ltd.	400	7,137
Tomoegawa Co., Ltd.	2,000	3,713
Tomoku Co., Ltd.	4,000	10,792
TOMONY Holdings, Inc.	9,400	41,630
Tomy Co., Ltd.	3,700	20,499
Tonami Holdings Co., Ltd.	2,000	4,121
TonenGeneral Sekiyu KK	23,000	198,190
Top Culture Co., Ltd.	400	1,725
Topcon Corp.	2,800	24,094
Toppan Forms Co., Ltd.	2,600	23,321
Toppan Printing Co., Ltd.	32,000	197,160
Topre Corp.	2,500	22,898
Topy Industries Ltd.	10,000	23,611
Toray Industries, Inc.	95,000	579,288
Torigoe Co., Ltd.	1,200	8,470
Torii Pharmaceutical Co., Ltd.	800	17,731
Torishima Pump Manufacturing Co., Ltd.	1,500	11,973
Tose Co., Ltd.	300	1,895
Toshiba Corp.	255,000	1,008,323
Toshiba Machine Co., Ltd.	7,000	34,718
Toshiba Plant Systems & Services Corp.	2,000	28,817
Toshiba TEC Corp.	7,000	35,422

Tosho Printing Co., Ltd.	1,000	$1,549
Tosoh Corp.	34,000	81,736
Totetsu Kogyo Co., Ltd.	1,000	13,694
TOTO Ltd.	18,000	135,209
Totoku Electric Co., Ltd.*	1,000	1,061
Tottori Bank Ltd.	3,000	6,012
Touei Housing Corp.	900	12,443
Toukei Computer Co., Ltd.	200	2,789
Tow Co., Ltd.	300	1,635
Towa Bank Ltd.	13,000	14,067
Towa Corp.	1,200	7,523
Towa Pharmaceutical Co., Ltd.	600	31,393
Toyo Construction Co., Ltd.	3,600	12,711
Toyo Corp.	1,600	17,868
Toyo Electric Manufacturing Co., Ltd.	2,000	5,619
Toyo Engineering Corp.	8,000	37,778
Toyo Ink SC Holdings Co., Ltd.	11,000	47,182
Toyo Kanetsu KK	6,000	12,412
Toyo Kohan Co., Ltd.	3,000	10,645
Toyo Logistics Co., Ltd.	1,000	2,484
Toyo Machinery & Metal Co., Ltd.	1,000	2,416
Toyo Securities Co., Ltd.	4,000	11,166
Toyo Seikan Kaisha Ltd.	7,600	102,381
Toyo Shutter Co., Ltd.	200	1,134
Toyo Sugar Refining Co., Ltd.	2,000	2,111
Toyo Suisan Kaisha Ltd.	5,000	133,252
Toyo Tanso Co., Ltd.	700	14,276
Toyo Tire & Rubber Co., Ltd.	10,000	29,823
Toyo Wharf & Warehouse Co., Ltd.	3,000	5,060
Toyobo Co., Ltd.	40,000	57,216
Toyoda Gosei Co., Ltd.	2,400	48,825
Toyota Boshoku Corp.	4,300	49,879
Toyota Industries Corp.	12,000	383,047
Toyota Motor Corp.	326,540	15,241,767
Toyota Tsusho Corp.	12,100	298,750
TPR Co., Ltd.	1,500	20,467
Transcosmos, Inc.	1,600	17,166
Trend Micro, Inc.	4,800	144,857
Trusco Nakayama Corp.	1,500	27,418
TS Tech Co., Ltd.	2,300	41,198
TSI Holdings Co., Ltd.	4,825	27,887
Tsubakimoto Chain Co.	6,000	33,857
Tsubakimoto Kogyo Co., Ltd.	1,000	2,807
Tsudakoma Corp.*	3,000	5,109
Tsugami Corp.	3,000	19,530
Tsukamoto Corp. Co., Ltd.*	2,000	3,183
Tsukishima Kikai Co., Ltd.	2,000	17,300
Tsukuba Bank Ltd.	5,400	18,828
Tsumura & Co.	2,700	81,371
Tsuruha Holdings, Inc.	1,100	86,285
Tsutsumi Jewelry Co., Ltd.	500	12,838
TV Asahi Corp.	3,000	41,658
Tv Tokyo Holdings Corp.	500	5,337
TYK Corp.	1,000	1,930
Ube Industries Ltd.	45,000	108,218
Uchida Yoko Co., Ltd.	2,000	5,757
Ueki Corp.	1,000	2,185
UKC Holdings Corp.	700	13,968

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Ulvac, Inc.*	2,200	$20,609
Unicafe, Inc.	300	1,508
Unicharm Corp.	7,200	374,806
Uniden Corp.	3,000	6,817
Union Tool Co.	800	12,411
Unipres Corp.	1,600	35,208
United Arrows Ltd.	1,100	25,276
Unitika Ltd.*	29,000	15,866
UNY Co., Ltd.	7,900	58,672
U-Shin Ltd.	1,400	7,374
Ushio, Inc.	6,300	68,806
USS Co., Ltd.	1,500	155,482
Utoc Corp.	900	2,609
Valor Co., Ltd.	2,400	37,638
Vital KSK Holdings, Inc.	2,300	21,185
Wacoal Holdings Corp.	6,000	62,100
Wacom Co., Ltd.	20	52,200
Wakachiku Construction Co., Ltd.*	7,000	8,498
Wakamoto Pharmaceutical Co., Ltd.*	1,000	2,789
Warabeya Nichiyo Co., Ltd.	700	12,955
Warehouse Co., Ltd.*	200	498
Watabe Wedding Corp.	300	2,216
WATAMI Co., Ltd.	1,400	27,809
Weathernews, Inc.	300	8,232
West Japan Railway Co.	11,100	437,144
Wood One Co., Ltd.	2,000	6,417
Xebio Co., Ltd.	1,400	28,506
Y.A.C. Co., Ltd.	500	2,846
Yachiyo Bank Ltd.	600	12,745
Yahagi Construction Co., Ltd.	1,700	8,581
Yahoo! Japan Corp.	908	293,891
Yaizu Suisankagaku Industry Co., Ltd.	600	5,238
Yakult Honsha Co., Ltd.	6,700	293,584
YAMABIKO Corp.	500	7,755
Yamada Denki Co., Ltd.	6,070	234,076
Yamagata Bank Ltd.	7,000	31,286
Yamaguchi Financial Group, Inc.	11,000	97,186
Yamaha Corp.	7,600	80,491
Yamaha Motor Co., Ltd.	17,100	189,547
Yamaichi Electronics Co., Ltd.*	1,200	2,182
Yamanashi Chuo Bank Ltd.	7,000	29,118
Yamashita Medical Instruments Co., Ltd.	100	1,403
Yamatane Corp.	6,000	8,561
Yamato Corp.	1,000	3,614
Yamato Holdings Co., Ltd.	25,600	389,261
Yamato International, Inc.	700	3,007
Yamato Kogyo Co., Ltd.	3,000	87,814
Yamaura Corp.	500	1,723
Yamaya Corp.	110	1,474
Yamazaki Baking Co., Ltd.	9,000	100,232
Yamazawa Co., Ltd.	300	5,092
Yamazen Corp.	4,700	35,122
Yaoko Co., Ltd.	500	18,449
Yaskawa Electric Corp.	13,000	125,379
Yasuda Warehouse Co., Ltd.	1,000	6,927
Yellow Hat Ltd.	1,100	16,615

Yodogawa Steel Works Ltd.	9,000	$30,742
Yokogawa Bridge Holdings Corp.	2,000	18,320
Yokogawa Electric Corp.	12,400	134,893
Yokohama Reito Co., Ltd.	2,600	18,267
Yokohama Rubber Co., Ltd.	14,000	101,331
Yokowo Co., Ltd.	1,000	4,665
Yomeishu Seizo Co., Ltd.	1,000	8,429
Yomiuri Land Co., Ltd.	2,000	7,463
Yondenko Corp.	1,000	3,940
Yonekyu Corp.	1,000	8,479
Yorozu Corp.	700	10,315
Yoshinoya Holdings Co., Ltd.	30	36,646
Yuasa Trading Co., Ltd.	12,000	21,380
Yuken Kogyo Co., Ltd.	2,000	3,422
Yurtec Corp.	2,000	7,048
Yusen Logistics Co., Ltd.	900	8,985
Yushin Precision Equipment Co., Ltd.	600	11,662
Yushiro Chemical Industry Co., Ltd.	600	6,322
Zappallas, Inc.	10	9,669
Zenrin Co., Ltd.	1,700	21,977
Zensho Holdings Co., Ltd.	4,600	52,956
Zeon Corp.	12,000	103,949
ZERIA Pharmaceutical Co., Ltd.	1,000	16,531
Zuken, Inc.	800	5,342

		198,943,438

Luxembourg (0.2%)
ArcelorMittal S.A.	114,706	1,985,681

Malaysia (0.7%)
Genting Bhd	1,511,500	4,564,154
Sime Darby Bhd	1,401,000	4,366,062

		8,930,216

Mexico (0.0%)
Fresnillo plc	11,681	362,448

Netherlands (3.3%)
ASML Holding N.V.	40,016	2,590,621
Heineken N.V.	29,999	2,001,020
ING Groep N.V. (CVA)*	478,358	4,574,388
Koninklijke Philips Electronics N.V.	114,391	3,068,914
Royal Dutch Shell plc (BATS Europe Exchange), Class A	182,499	6,274,701
Royal Dutch Shell plc (Euro Comp Exchange), Class A	234,385	8,281,884
Royal Dutch Shell plc, Class B	169,925	6,014,044
Unilever N.V. (CVA)	191,634	7,231,068

		40,036,640

New Zealand (0.0%)
Fletcher Building Ltd.	8,773	61,424
Telecom Corp. of New Zealand Ltd.	36,113	67,658

		129,082

Russia (0.0%)
Polymetal International plc	12,060	236,260

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Singapore (0.7%)
DBS Group Holdings Ltd.	350,702	$4,293,058
Singapore Telecommunications Ltd. (CDI)	16,408	44,634
United Overseas Bank Ltd.	289,049	4,734,168

		9,071,860

Spain (2.5%)
Banco Bilbao Vizcaya Argentaria S.A.	636,098	5,839,595
Banco Santander S.A.	1,187,477	9,574,722
Iberdrola S.A.	474,282	2,644,778
Inditex S.A.	26,117	3,658,934
Repsol S.A.	94,213	1,934,820
Telefonica S.A.	492,540	6,688,066

		30,340,915

Sweden (2.2%)
Atlas Copco AB, Class A	394,658	10,925,358
Investor AB, Class B	228,903	6,003,726
Sandvik AB	370,676	5,957,701
Volvo AB, Class B	306,758	4,230,099

		27,116,884

Switzerland (5.2%)
ABB Ltd. (Registered)*	276,500	5,741,220
Cie Financiere Richemont S.A., Class A	102,639	8,207,371
Glencore International plc	224,447	1,308,009
Holcim Ltd. (Registered)*	78,028	5,746,994
Nestle S.A. (Registered)	119,675	7,799,712
Novartis AG (Registered)	79,850	5,055,425
Roche Holding AG	42,119	8,580,689
Syngenta AG (Registered)	18,690	7,539,229
UBS AG (Registered)*	353,984	5,566,814
Wolseley plc	17,490	831,319
Xstrata plc	449,569	7,996,066

		64,372,848

Taiwan (0.5%)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	388,792	6,671,671

United Kingdom (15.4%)
Aberdeen Asset Management plc	54,586	323,688
Admiral Group plc	12,840	245,872
Aggreko plc	17,304	496,251
AMEC plc	21,699	355,014
Anglo American plc	227,456	7,260,743
Antofagasta plc	23,747	527,679
ARM Holdings plc	84,395	1,079,152
Associated British Foods plc	25,706	654,319
AstraZeneca plc	79,878	3,776,263
Aviva plc	180,407	1,089,081
Babcock International Group plc	22,573	350,305
BAE Systems plc	203,047	1,115,536
Barclays plc	751,611	3,245,745
BG Group plc	601,970	10,093,994
BHP Billiton plc	346,579	12,178,614

BP plc	1,201,674	$8,326,114
British American Tobacco plc	335,856	17,017,835
British Land Co. plc (REIT)	57,094	530,790
British Sky Broadcasting Group plc	72,505	905,725
BT Group plc	484,564	1,826,562
Bunzl plc	19,773	322,849
Burberry Group plc	28,016	573,615
Capita plc	38,733	479,616
Capital Shopping Centres Group plc (REIT)	42,237	237,646
Carnival plc	11,959	462,294
Centrica plc	327,712	1,780,261
Compass Group plc	118,072	1,396,409
Croda International plc	8,333	322,840
Diageo plc	469,046	13,655,113
Eurasian Natural Resources Corp.	15,948	76,727
Evraz plc	23,133	102,106
G4S plc	89,649	374,344
GKN plc	102,196	381,319
GlaxoSmithKline plc	319,043	6,926,929
Hammerson plc (REIT)	47,541	383,044
Hargreaves Lansdown plc	13,216	146,859
HSBC Holdings plc	1,151,621	12,180,500
IMI plc	21,805	387,819
Imperial Tobacco Group plc	257,913	9,959,271
InterContinental Hotels Group plc	17,871	502,563
International Consolidated Airlines Group S.A.*	99,157	305,670
Intertek Group plc	10,648	537,361
ITV plc	232,238	398,411
J Sainsbury plc	102,775	578,257
Johnson Matthey plc	13,911	534,257
Kazakhmys plc	14,273	187,686
Kingfisher plc	149,209	689,180
Land Securities Group plc (REIT)	50,301	680,060
Legal & General Group plc	378,033	912,653
Lloyds Banking Group plc*	5,237,136	4,196,409
Marks & Spencer Group plc	99,681	621,481
Meggitt plc	48,950	305,145
National Grid plc	223,986	2,565,632
Next plc	10,716	661,399
Old Mutual plc	311,177	924,289
Pearson plc	244,772	4,785,133
Petrofac Ltd.	16,923	458,492
Prudential plc	161,666	2,255,771
Randgold Resources Ltd.	6,127	603,852
Reckitt Benckiser Group plc	42,419	2,657,284
Reed Elsevier plc	78,413	823,328
Resolution Ltd.	86,348	344,692
Rexam plc	59,110	415,374
Rio Tinto plc	79,360	4,624,502
Rolls-Royce Holdings plc*	508,806	7,331,009
Rolls-Royce Holdings plc (Preference), Class C*(b)†	39,260,840	63,777
Royal Bank of Scotland Group plc*	128,977	694,654
RSA Insurance Group plc	221,873	447,809

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

SABMiller plc	59,012	$2,777,582
Sage Group plc	87,464	419,007
Schroders plc	9,409	264,343
Serco Group plc	32,308	278,143
Severn Trent plc	15,348	393,220
Smith & Nephew plc	56,050	620,284
Smiths Group plc	25,382	499,599
SSE plc	60,336	1,394,430
Standard Chartered plc	124,101	3,145,795
Standard Life plc	152,391	813,971
Tate & Lyle plc	29,658	367,769
Tesco plc	510,608	2,804,933
Tullow Oil plc	57,868	1,178,445
Unilever plc	79,246	3,008,006
United Utilities Group plc	43,699	479,520
Vedanta Resources plc	8,753	171,074
Vodafone Group plc	3,137,740	7,890,998
Weir Group plc	13,704	425,365
Whitbread plc	11,639	464,007
WM Morrison Supermarkets plc	155,655	665,760

		189,717,224

United States (0.6%)
Alacer Gold Corp. (CDI)*	6,830	34,276
Boart Longyear Ltd.	30,700	61,584
Freeport-McMoRan Copper & Gold, Inc.	192,629	6,587,912
News Corp. (CDI), Class B	16,374	424,772
ResMed, Inc. (CDI)	44,697	186,034

Sims Metal Management Ltd.	10,750	$104,808

		7,399,386

Total Common Stocks (82.1%) (Cost $1,051,986,525)		1,008,688,888

RIGHTS:
Spain (0.0%)
Repsol S.A., expiring 1/10/13* (Cost $—)	94,213	$57,452

Total Investments (82.1%) (Cost $1,051,986,525)		1,008,746,340
Other Assets Less Liabilities (17.9%)		219,999,844

Net Assets (100%)		$1,228,746,184

*	Non-income producing.
†	Securities (totaling $64,631 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2012, the market value of these securities amounted to $137,923 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt
CDI	— CHESS Depositary Interest
CVA	— Dutch Certification
REIT	— Real Estate Investment Trust

Investments in companies which were affiliates for the year ended December 31, 2012, were as follows:

Securities	Market Value December 31, 2011	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)
AXA S.A.	$3,495,964	$—	$163,634	$4,631,509	$206,430	$(19,289)

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
DJ Euro STOXX 50 Index	2,480	March-13	$85,714,743	$85,601,398	$(113,345)
FTSE 100 Index	561	March-13	53,404,652	53,293,786	(110,866)
SPI 200 Index	180	March-13	21,255,168	21,570,683	315,515
TOPIX Index	554	March-13	50,538,238	55,089,860	4,551,622

					$4,642,926

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

At December 31, 2012, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contract	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Current Settlement Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 3/15/13	Midland Bank PLC	15,850	$20,921,208	$20,687,975	$233,233

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$104,077,322	$785	$104,078,107
Consumer Staples	—	145,140,797	—	145,140,797
Energy	—	79,220,570	—	79,220,570
Financials	4,826,121	209,462,780	—	214,288,901
Health Care	—	81,466,023	—	81,466,023
Industrials	—	140,105,528	63,846	140,169,374
Information Technology	6,671,671	45,299,868	—	51,971,539
Materials	10,448,620	109,547,474	—	119,996,094
Telecommunication Services	—	44,055,355	—	44,055,355
Utilities	—	28,302,128	—	28,302,128
Forward Currency Contracts	—	233,233	—	233,233
Futures	4,867,137	—	—	4,867,137
Rights
Energy	—	57,452	—	57,452

Total Assets	$26,813,549	$986,968,530	$64,631	$1,013,846,710

Liabilities:
Futures	$(224,211)	$—	$—	$(224,211)

Total Liabilities	$(224,211)	$—	$—	$(224,211)

Total	$26,589,338	$986,968,530	$64,631	$1,013,622,499

(a)	Securities with a market value of $8,281,834 transferred from Level 1 to Level 2 since the beginning of the period because they are valued using fair value factors based on third party vendor modeling tools.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary	Investments in Common Stocks- Financials††	Investments in Common Stocks- Industrials†

Balance as of 12/31/11	$—	$—	$63,376
Total gains or losses (realized/unrealized) included in earnings	(1,119)	—	13,109
Purchases	—	—	—
Sales	(123)	—	(60)
Issuances	—	—	—
Settlements	—	—	(15,294)
Transfers into Level 3	2,027	—	2,715
Transfers out of Level 3	—	—	—

Balance as of 12/31/12	$785	$—	$63,846

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$(982)	$—	$62,365

†	Security received through a corporate action with $0 cost.
††	Security held with $0 market value.

Fair Values of Derivative Instruments as of December 31, 2012:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	233,233
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	4,867,137	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$5,100,370

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(224,211	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(224,211)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$–	$–	$–	$–	$–
Foreign exchange contracts	–	–	753,612	–	753,612
Credit contracts	–	–	–	–	–
Equity contracts	–	32,883,393	–	–	32,883,393
Commodity contracts	–	–	–	–	–
Other contracts	–	–	–	–	–

Total	$–	$32,883,393	$753,612	$–	$33,637,005

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$–	$–	$–	$–	$–
Foreign exchange contracts	–	–	(952,331)	–	(952,331)
Credit contracts	–	–	–	–	–
Equity contracts	–	3,125,198	–	–	3,125,198
Commodity contracts	–	–	–	–	–
Other contracts	–	–	–	–	–

Total	$–	$3,125,198	$(952,331)	$–	$2,172,867

The Portfolio held future contracts with an average notional balance of approximately $193,563,000 and forward foreign currency contracts with an average settlement value of approximately $21,383,000 during the year ended December 31, 2012.

^ This Portfolio held forward foreign currency contracts and futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$78,878,199
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$197,094,690

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$106,183,579
Aggregate gross unrealized depreciation	(152,366,979)

Net unrealized depreciation	$(46,183,400)

Federal income tax cost of investments	$1,054,929,740

For the year ended December 31, 2012, the Portfolio incurred approximately $9,990 as brokerage commissions with Sanford C. Berstein &Co., LLC., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $737,060,573 of which $286,138,971 expires in the year 2016, $344,845,998 expires in the year 2017 and $106,075,604 expires in the year 2018.

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $7,460,231 for Long Term losses.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Affiliated Issuers (Cost $5,581,571)	$4,631,509
Unaffiliated Issuers (Cost $1,046,404,954)	1,004,114,831
Cash	13,677,954
Foreign cash (Cost $196,830,909)	194,720,538
Cash held as collateral at broker	12,012,000
Receivable for securities sold	1,775
Dividends, interest and other receivables	1,705,918
Unrealized appreciation on forward foreign currency contracts	233,233
Receivable from Separate Accounts for Trust shares sold	197,276
Due from broker for futures variation margin	109,237
Other assets	7,753

Total assets	1,231,412,024

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,540,801
Investment management fees payable	616,474
Distribution fees payable - Class IB	191,824
Administrative fees payable	162,378
Distribution fees payable - Class IA	4,930
Trustees’ fees payable	1,607
Accrued expenses	147,826

Total liabilities	2,665,840

NET ASSETS	$1,228,746,184

Net assets were comprised of:
Paid in capital	$2,025,933,412
Accumulated undistributed net investment income (loss)	(896,362)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(755,875,059)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(40,415,807)

Net assets	$1,228,746,184

Class IA
Net asset value, offering and redemption price per share, $23,897,192 / 2,161,857 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.05

Class IB
Net asset value, offering and redemption price per share, $916,453,624 / 82,889,580 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.06

Class K
Net asset value, offering and redemption price per share, $288,395,368 / 26,089,475 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.05

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends ($206,430 of dividend income received from affiliates) (net of $2,498,677 foreign withholding tax)	$32,467,184
Interest	7,468

Total income	32,474,652

EXPENSES
Investment management fees	7,102,824
Distribution fees - Class IB	2,225,841
Administrative fees	1,873,584
Custodian fees	247,500
Printing and mailing expenses	131,352
Professional fees	83,512
Distribution fees - Class IA	57,603
Trustees’ fees	33,774
Miscellaneous	54,527

Total expenses	11,810,517

NET INVESTMENT INCOME (LOSS)	20,664,135

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($(19,289) of realized gain (loss) from affiliates)	(26,262,569)
Futures	32,883,393
Foreign currency transactions	886,851

Net realized gain (loss)	7,507,675

Change in unrealized appreciation (depreciation) on:
Securities ($1,299,179 of change in unrealized appreciation (depreciation) from affiliates)	162,591,015
Futures	3,125,198
Foreign currency translations	(1,246,540)

Net change in unrealized appreciation (depreciation)	164,469,673

NET REALIZED AND UNREALIZED GAIN (LOSS)	171,977,348

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$192,641,483

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$20,664,135	$24,702,142
Net realized gain (loss) on investments, futures and foreign currency transactions	7,507,675	110,368,800
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	164,469,673	(361,053,071)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	192,641,483	(225,982,129)

DIVIDENDS:
Dividends from net investment income
Class IA	(415,441)	(618,438)
Class IB	(15,931,710)	(20,376,901)
Class K†	(5,716,363)	(6,587,937)

TOTAL DIVIDENDS	(22,063,514)	(27,583,276)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 355,296 and 814,889 shares, respectively ]	3,622,335	9,510,806
Capital shares issued in reinvestment of dividends [ 37,814 and 66,092 shares, respectively ]	415,441	618,438
Capital shares repurchased [ (659,195) and (29,960,954) shares, respectively ]	(6,762,012)	(316,476,444	)(z)

Total Class IA transactions	(2,724,236)	(306,347,200)

Class IB
Capital shares sold [ 4,247,307 and 6,588,541 shares, respectively ]	43,118,058	73,215,397
Capital shares issued in reinvestment of dividends [ 1,450,109 and 2,187,221 shares, respectively ]	15,931,710	20,376,901
Capital shares repurchased [ (14,157,866) and (17,644,918) shares, respectively ]	(146,048,021)	(199,440,358)

Total Class IB transactions	(86,998,253)	(105,848,060)

Class K†
Capital shares sold [ 800,281 and 27,042,356 shares, respectively ]	7,949,247	281,811,639	(z)
Capital shares issued in reinvestment of dividends [ 520,168 and 707,662 shares, respectively ]	5,716,363	6,587,937
Capital shares repurchased [ (2,115,623) and (865,369) shares, respectively ]	(21,519,175)	(8,569,760)

Total Class K transactions	(7,853,565)	279,829,816

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(97,576,054)	(132,365,444)

TOTAL INCREASE (DECREASE) IN NET ASSETS	73,001,915	(385,930,849)
NET ASSETS:
Beginning of year	1,155,744,269	1,541,675,118

End of year (a)	$1,228,746,184	$1,155,744,269

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(896,362)	$(433,192)

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/International Value PLUS Portfolio exchanged approximately 26,930,597 Class IA shares for approximately 26,930,597 Class K shares. This exchange amounted to approximately $280,682,961.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.58	$11.70	$11.11	$8.67	$16.12

Income (loss) from investment operations:
Net investment income (loss)	0.17 (e)	0.29 (e)	0.17 (e)	0.16 (e)	0.37 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.49	(2.16)	0.53	2.51	(7.19)

Total from investment operations	1.66	(1.87)	0.70	2.67	(6.82)

Less distributions:
Dividends from net investment income	(0.19)	(0.25)	(0.11)	(0.23)	(0.31)
Distributions from net realized gains	—	—	—	—	(0.32)

Total dividends and distributions	(0.19)	(0.25)	(0.11)	(0.23)	(0.63)

Net asset value, end of year	$11.05	$9.58	$11.70	$11.11	$8.67

Total return	17.26%	(15.82)%	6.36%	30.86%	(42.97)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$23,897	$23,253	$368,614	$382,929	$715,592
Ratio of expenses to average net assets:
After waivers and reimbursements	1.05%	0.76%	1.00%	1.00%	1.01%
After waivers, reimbursements and fees paid indirectly	1.05%	0.76%	1.00%	1.00%	1.01%
Before waivers, reimbursements and fees paid indirectly	1.05%	0.80%	1.00%	1.02%	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.70%	2.44%	1.53%	1.76%	2.90%
After waivers, reimbursements and fees paid indirectly	1.70%	2.44%	1.53%	1.76%	2.90%
Before waivers, reimbursements and fees paid indirectly	1.70%	2.40%	1.53%	1.75%	2.88%
Portfolio turnover rate	8%	93%	112%	189%	119%

	Year Ended December 31,
Class IB	2012	2011		2010	2009		2008
Net asset value, beginning of year	$9.58	$11.70		$11.12	$8.67		$16.13

Income (loss) from investment operations:
Net investment income (loss)	0.17 (e)	0.19	(e)	0.14 (e)	0.18	(e)	0.33 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.50	(2.08)		0.52	2.47		(7.18)

Total from investment operations	1.67	(1.89)		0.66	2.65		(6.85)

Less distributions:
Dividends from net investment income	(0.19)	(0.23)		(0.08)	(0.20)		(0.29)
Distributions from net realized gains	—	—		—	—		(0.32)

Total dividends and distributions	(0.19)	(0.23)		(0.08)	(0.20)		(0.61)

Net asset value, end of year	$11.06	$9.58		$11.70	$11.12		$8.67

Total return	17.37%	(16.03)%		6.00%	30.64%		(43.15)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$916,454	$875,012		$1,173,061	$1,181,846		$933,078
Ratio of expenses to average net assets:
After waivers and reimbursements	1.05%	1.01	%(c)	1.25%	1.25%		1.26%
After waivers, reimbursements and fees paid indirectly	1.05%	1.01	%(c)	1.25%	1.25%		1.26%
Before waivers, reimbursements and fees paid indirectly	1.05%	1.05%		1.25%	1.27	%(c)	1.28%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.69%	1.70%		1.29%	1.85%		2.59%
After waivers, reimbursements and fees paid indirectly	1.69%	1.70%		1.29%	1.85%		2.59%
Before waivers, reimbursements and fees paid indirectly	1.69%	1.67%		1.29%	1.85%		2.57%
Portfolio turnover rate	8%	93%		112%	189%		119%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.58	$10.32

Income (loss) from investment operations:
Net investment income (loss)	0.20 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.49	(0.51)

Total from investment operations	1.69	(0.49)

Less distributions:
Dividends from net investment income	(0.22)	(0.25)

Net asset value, end of period	$11.05	$9.58

Total return (b)	17.56%	(4.57)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$288,395	$257,480
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.80%	0.80%
After waivers, reimbursements and fees paid indirectly (a)	0.80%	0.80%
Before waivers, reimbursements and fees paid indirectly (a)	0.80%	0.80%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.93%	0.57%
After waivers, reimbursements and fees paid indirectly (a)	1.93%	0.57%
Before waivers, reimbursements and fees paid indirectly (a)	1.93%	0.57%
Portfolio turnover rate	8%	93%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	J.P. Morgan Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	16.07%	(0.12)%	5.75%
Portfolio – Class IB Shares*	16.14	(0.31)	5.52
Portfolio – Class K Shares***	16.36	N/A	15.22
Russell 1000® Value Index	17.51	0.59	7.38
* Date of inception 5/1/97. ** Date of inception 10/2/02. *** Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 16.07% for the year ended December 31, 2012. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 17.51% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection was particularly strong in the Telecommunication Services sector, with significant contributions from Comcast, Time Warner Cable, and an underweight position relative to the benchmark in AT&T.

•	The Consumer Discretionary sector also contributed, especially positions in Expedia and Home Depot.

•	Stock selection was strong in the Information Technology sector, which aided performance with overweight positions in Apple, Oracle and Google.

What hurt performance during the year:

•

Stock selection in Health Care hurt performance the most as managed care names like UnitedHealth and Humana, along with pharmaceutical names like Merck, did not do well because of uncertainty regarding industry trends and dynamics.

•	Stock selection in Industrials detracted from Portfolio results, led by overweight positions relative to the benchmark in Joy Global and Navistar.

•	Also detracting from performance were select holdings in the Financials sector, including overweight positions in insurance companies like MetLife and Prudential.

Portfolio Positioning and Outlook

Investors were faced with three looming concerns going into 2012; the European debt crisis, an economic slowdown in China and U.S. fiscal policy. The first two have been favorably resolved. Borrowing costs for most of Europe’s periphery are at multi-year lows and China’s economic data has improved. Markets cheered the fiscal cliff legislation passed on New Year’s Day. However, as tough as the tax debate was, the Adviser believes more contentious negotiations lie ahead as Republicans are likely to demand spending cuts and entitlement reform before agreeing to raise the debt ceiling. As the U.S. approaches the absolute limits of the debt ceiling with no agreement imminent, the Adviser expects markets to be quite volatile.

While investors may continue to concentrate on the events in Washington, it is important to focus on what the Adviser believes is a favorable environment for equities. Central banks across the globe remain accommodative. The U.S. economy continues to rebound from the disruptions caused by Hurricane Sandy and the improvement in the housing market remains solid. Despite posting double-digit returns for 2012, the Adviser believes equity valuations remain attractive. All but the more defensive Utilities and Telecommunication sectors were trading at forward price-earnings multiples of at least 15% below their 15-year averages at year-end. Reaching an agreement on the debt ceiling and fostering credible long-term deficit reduction could allow investors to see the last of current significant macro hurdles.

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2012	% of Net Assets
Financials	28.9%
Energy	17.3
Health Care	15.5
Information Technology	10.8
Consumer Discretionary	10.8
Industrials	7.4
Consumer Staples	4.6
Utilities	3.1
Telecommunication Services	0.8
Materials	0.3
Cash and Other	0.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,093.70	$5.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08
Class IB
Actual	1,000.00	1,094.60	5.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08
Class K
Actual	1,000.00	1,095.40	3.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.36	3.81

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.8%)
Auto Components (1.9%)
Lear Corp.	82,500	$3,864,300
TRW Automotive Holdings Corp.*	53,400	2,862,774

		6,727,074

Internet & Catalog Retail (0.1%)
Expedia, Inc.	6,500	399,425

Media (6.3%)
CBS Corp., Class B	137,500	5,231,875
Comcast Corp., Class A	257,600	9,629,088
DISH Network Corp., Class A	39,700	1,445,080
Time Warner Cable, Inc.	40,700	3,955,633
Time Warner, Inc.	32,400	1,549,692
Walt Disney Co.	21,600	1,075,464

		22,886,832

Multiline Retail (2.0%)
Macy’s, Inc.	105,100	4,101,002
Target Corp.	49,900	2,952,583

		7,053,585

Specialty Retail (0.5%)
Home Depot, Inc.	29,200	1,806,020

Total Consumer Discretionary		38,872,936

Consumer Staples (4.6%)
Food & Staples Retailing (1.5%)
CVS Caremark Corp.	33,231	1,606,719
Kroger Co.	136,300	3,546,526

		5,153,245

Food Products (2.0%)
Archer-Daniels-Midland Co.	90,100	2,467,839
ConAgra Foods, Inc.	118,200	3,486,900
Mondelez International, Inc., Class A	53,200	1,355,004

		7,309,743

Household Products (1.1%)
Energizer Holdings, Inc.	49,100	3,927,018

Total Consumer Staples		16,390,006

Energy (17.3%)
Energy Equipment & Services (1.0%)
Ensco plc, Class A	10,300	610,584
Halliburton Co.	83,500	2,896,615

		3,507,199

Oil, Gas & Consumable Fuels (16.3%)
Apache Corp.	67,055	5,263,818
Chevron Corp.	152,100	16,448,094
ConocoPhillips	63,500	3,682,365
EOG Resources, Inc.	18,400	2,222,536
Exxon Mobil Corp.	149,900	12,973,845
Kinder Morgan, Inc.	33,800	1,194,154
Marathon Oil Corp.	17,800	545,748
Marathon Petroleum Corp.	22,900	1,442,700
Occidental Petroleum Corp.	107,435	8,230,595

Phillips 66	38,800	$2,060,280
Valero Energy Corp.	141,300	4,821,156

		58,885,291

Total Energy		62,392,490

Financials (28.9%)
Capital Markets (5.3%)
Goldman Sachs Group, Inc.	29,675	3,785,343
Invesco Ltd.	321,300	8,382,717
State Street Corp.	143,270	6,735,123

		18,903,183

Commercial Banks (6.8%)
Capital Bank Financial Corp., Class A*†	110,140	1,598,077
Comerica, Inc.	35,400	1,074,036
Huntington Bancshares, Inc./Ohio	836,000	5,342,040
SunTrust Banks, Inc.	112,500	3,189,375
Wells Fargo & Co.	393,735	13,457,862

		24,661,390

Diversified Financial Services (7.0%)
Bank of America Corp.	721,532	8,369,771
Citigroup, Inc.	429,322	16,983,978

		25,353,749

Insurance (8.0%)
ACE Ltd.	63,100	5,035,380
Everest Reinsurance Group Ltd.	83,100	9,136,845
MetLife, Inc.	225,100	7,414,794
PartnerReinsurance Ltd.	22,400	1,802,976
Prudential Financial, Inc.	98,938	5,276,363

		28,666,358

Real Estate Investment Trusts (REITs) (1.8%)
American Campus Communities, Inc. (REIT)	11,200	516,656
CBL & Associates Properties, Inc. (REIT)	129,000	2,736,090
Extra Space Storage, Inc. (REIT)	20,100	731,439
Post Properties, Inc. (REIT)	47,200	2,357,640

		6,341,825

Total Financials		103,926,505

Health Care (15.5%)
Biotechnology (2.8%)
Biogen Idec, Inc.*	34,900	5,118,783
Celgene Corp.*	62,060	4,885,363

		10,004,146

Health Care Equipment & Supplies (0.2%)
Covidien plc	12,800	739,072

Health Care Providers & Services (5.8%)
Cigna Corp.	27,700	1,480,842
Humana, Inc.	66,400	4,557,032
McKesson Corp.	9,280	899,789
UnitedHealth Group, Inc.	261,100	14,162,064

		21,099,727

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Pharmaceuticals (6.7%)
Johnson & Johnson	25,000	$1,752,500
Merck & Co., Inc.	315,680	12,923,939
Pfizer, Inc.	85,595	2,146,723
Valeant Pharmaceuticals International, Inc.*	120,600	7,208,262

		24,031,424

Total Health Care		55,874,369

Industrials (7.4%)
Aerospace & Defense (2.0%)
Honeywell International, Inc.	46,000	2,919,620
Textron, Inc.	22,200	550,338
United Technologies Corp.	44,557	3,654,119

		7,124,077

Commercial Services & Supplies (1.5%)
Avery Dennison Corp.	68,400	2,388,528
Tyco International Ltd.	97,910	2,863,867

		5,252,395

Construction & Engineering (1.3%)
Fluor Corp.	80,000	4,699,200

Electrical Equipment (0.2%)
Emerson Electric Co.	14,300	757,328

Machinery (1.4%)
PACCAR, Inc.	84,000	3,797,640
Pentair Ltd. (Registered)	29,438	1,446,878

		5,244,518

Professional Services (0.1%)
Equifax, Inc.	10,100	546,612

Road & Rail (0.9%)
CSX Corp.	36,100	712,253
Union Pacific Corp.	19,580	2,461,598

		3,173,851

Total Industrials		26,797,981

Information Technology (10.8%)
Communications Equipment (3.4%)
Cisco Systems, Inc.	409,585	8,048,345
QUALCOMM, Inc.	69,700	4,322,794

		12,371,139

Computers & Peripherals (1.3%)
Apple, Inc.	6,360	3,390,071
Hewlett-Packard Co.	94,600	1,348,050

		4,738,121

Internet Software & Services (1.1%)
Google, Inc., Class A*	5,600	3,972,472

IT Services (0.7%)
Jack Henry & Associates, Inc.	36,500	1,432,990
Visa, Inc., Class A	6,000	909,480

		2,342,470

Semiconductors & Semiconductor Equipment (0.8%)
KLA-Tencor Corp.	58,700	$2,803,512

Software (3.5%)
Microsoft Corp.	170,000	4,544,100
Oracle Corp.	246,800	8,223,376

		12,767,476

Total Information Technology		38,995,190

Materials (0.3%)
Metals & Mining (0.3%)
Alcoa, Inc.	119,700	1,038,996

Total Materials		1,038,996

Telecommunication Services (0.8%)
Diversified Telecommunication Services (0.8%)
AT&T, Inc.	30,800	1,038,268
Verizon Communications, Inc.	39,700	1,717,819

Total Telecommunication Services		2,756,087

Utilities (3.1%)
Electric Utilities (3.1%)
NextEra Energy, Inc.	48,800	3,376,472
NV Energy, Inc.	299,900	5,440,186
OGE Energy Corp.	42,500	2,393,175

Total Utilities		11,209,833

Total Common Stocks (99.5%) (Cost $318,034,345)		358,254,393

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Government Securities (0.8%)
Federal Farm Credit Bank 0.01%, 1/2/13 (o)(p)	$2,824,000	2,823,999

Total Short-Term Investments (0.8%) (Cost $2,823,999)		2,823,999

Total Investments (100.3%) (Cost $320,858,344)		361,078,392
Other Assets Less Liabilities (-0.3%)		(1,006,203)

Net Assets (100%)		$360,072,189

*	Non-income producing.
†	Securities (totaling $1,598,077 or 0.4% of net assets) at fair value by management.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2012.
(p)	Yield to maturity.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$38,872,936	$—	$—	$38,872,936
Consumer Staples	16,390,006	—	—	16,390,006
Energy	62,392,490	—	—	62,392,490
Financials	102,328,428	—	1,598,077	103,926,505
Health Care	55,874,369	—	—	55,874,369
Industrials	26,797,981	—	—	26,797,981
Information Technology	38,995,190	—	—	38,995,190
Materials	1,038,996	—	—	1,038,996
Telecommunication Services	2,756,087	—	—	2,756,087
Utilities	11,209,833	—	—	11,209,833
Short-Term Investments	—	2,823,999	—	2,823,999

Total Assets	$356,656,316	$2,823,999	$1,598,077	$361,078,392

Total Liabilities	$—	$—	$—	$—

Total	$356,656,316	$2,823,999	$1,598,077	$361,078,392

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Common Stocks - Financials

Balance as of 12/31/11	$1,927,450
Total gains or losses (realized/unrealized) included in earnings	(329,373)
Purchases	—
Sales	—
Issuances	—
Settlements	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/12	$1,598,077

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$(329,373)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Portfolio held no derivatives contracts for the year ended December 31, 2012.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$459,969,199
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$498,604,840

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$43,877,374
Aggregate gross unrealized depreciation	(5,907,839)

Net unrealized appreciation	$37,969,535

Federal income tax cost of investments	$323,108,857

The Portfolio has a net capital loss carryforward of $116,868,611 of which $17,995,318 expires in the year 2016 and $98,873,293 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $30,644,354 during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $320,858,344)	$361,078,392
Receivable for securities sold	2,462,715
Receivable from Separate Accounts for Trust shares sold	405,203
Dividends, interest and other receivables	391,398
Other assets	1,786

Total assets	364,339,494

LIABILITIES
Payable for securities purchased	3,544,018
Overdraft Payable	84
Payable to Separate Accounts for Trust shares redeemed	367,751
Investment management fees payable	173,018
Distribution fees payable - Class IB	70,290
Administrative fees payable	33,739
Distribution fees payable - Class IA	1,533
Trustees’ fees payable	798
Accrued expenses	76,074

Total liabilities	4,267,305

NET ASSETS	$360,072,189

Net assets were comprised of:
Paid in capital	$438,925,123
Accumulated undistributed net investment income (loss)	46,142
Accumulated undistributed net realized gain (loss) on investments	(119,119,124)
Net unrealized appreciation (depreciation) on investments	40,220,048

Net assets	$360,072,189

Class IA
Net asset value, offering and redemption price per share, $7,398,840 / 703,532 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.52

Class IB
Net asset value, offering and redemption price per share, $328,919,403 / 31,186,458 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.55

Class K
Net asset value, offering and redemption price per share, $23,753,946 / 2,258,665 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.52

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends	$7,069,757
Interest	923

Total income	7,070,680

EXPENSES
Investment management fees	2,177,509
Distribution fees - Class IB	834,237
Administrative fees	398,560
Professional fees	52,821
Printing and mailing expenses	50,362
Custodian fees	37,500
Distribution fees - Class IA	16,066
Trustees’ fees	10,318
Miscellaneous	5,673

Gross expenses	3,583,046
Less: Waiver from investment advisor	(9,765)

Net expenses	3,573,281

NET INVESTMENT INCOME (LOSS)	3,497,399

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	34,662,889
Net change in unrealized appreciation (depreciation) on securities	15,446,106

NET REALIZED AND UNREALIZED GAIN (LOSS)	50,108,995

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$53,606,394

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,497,399	$4,015,118
Net realized gain (loss) on investments	34,662,889	15,252,272
Net change in unrealized appreciation (depreciation) on investments	15,446,106	(39,979,918)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	53,606,394	(20,712,528)

DIVIDENDS:
Dividends from net investment income
Class IA	(69,300)	(83,316)
Class IB	(3,178,835)	(3,667,076)
Class K†	(284,816)	(286,945)

TOTAL DIVIDENDS	(3,532,951)	(4,037,337)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 285,362 and 780,571 shares, respectively ]	2,840,602	7,612,105
Capital shares issued in reinvestment of dividends [ 6,576 and 9,464 shares, respectively ]	69,300	83,316
Capital shares repurchased [ (205,156) and (2,975,982) shares, respectively ]	(2,032,645)	(28,089,370	)(y)

Total Class IA transactions	877,257	(20,393,949)

Class IB
Capital shares sold [ 2,783,228 and 3,528,261 shares, respectively ]	28,183,523	34,549,237
Capital shares issued in reinvestment of dividends [ 300,818 and 414,887 shares, respectively ]	3,178,835	3,667,076
Capital shares repurchased [ (6,926,641) and (7,303,646) shares, respectively ]	(69,878,887)	(70,077,466)

Total Class IB transactions	(38,516,529)	(31,861,153)

Class K†
Capital shares sold [ 339,642 and 2,297,955 shares, respectively ]	3,387,292	21,524,085	(y)
Capital shares issued in reinvestment of dividends [ 27,023 and 32,546 shares, respectively ]	284,816	286,945
Capital shares repurchased [ (413,091) and (25,410) shares, respectively ]	(4,129,371)	(230,919)

Total Class K transactions	(457,263)	21,580,111

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(38,096,535)	(30,674,991)

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,976,908	(55,424,856)
NET ASSETS:
Beginning of year	348,095,281	403,520,137

End of year (a)	$360,072,189	$348,095,281

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$46,142	$3,013

† Class K commenced operations on December 1, 2011.

(y)  On December 7, 2011, certain shareholders of the EQ/JPMorgan Value Opportunities Portfolio exchanged approximately 2,292,614 Class IA shares for approximately 2,292,611 Class K shares. This exchange amounted to approximately $21,475,550.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.15	$9.77	$8.81	$6.75	$11.63

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.12 (e)	0.14 (e)	0.13 (e)	0.20	(e)
Net realized and unrealized gain (loss) on investments	1.37	(0.61)	0.96	2.06	(4.78)

Total from investment operations	1.47	(0.49)	1.10	2.19	(4.58)

Less distributions:
Dividends from net investment income	(0.10)	(0.13)	(0.14)	(0.13)	(0.20)
Distributions from net realized gains	—	—	—	—	(0.10)

Total dividends and distributions	(0.10)	(0.13)	(0.14)	(0.13)	(0.30)

Net asset value, end of year	$10.52	$9.15	$9.77	$8.81	$6.75

Total return	16.07%	(5.00)%	12.57%	32.53%	(39.56	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,399	$5,642	$27,383	$21,638	$15,128
Ratio of expenses to average net assets:
After waivers	1.00%	0.74%	0.73%	0.75%	0.71%
Before waivers	1.00%	0.74%	0.73%	0.76%	0.76%
Ratio of net investment income (loss) to average net assets:
After waivers	0.97%	1.28%	1.57%	1.73%	2.31%
Before waivers	0.97%	1.28%	1.57%	1.72%	2.26%
Portfolio turnover rate	129%	94%	65%	83%	100%

	Year Ended December 31,
Class IB	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.17	$9.80	$8.83	$6.77	$11.66

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.10 (e)	0.12 (e)	0.11 (e)	0.17	(e)
Net realized and unrealized gain (loss) on investments	1.38	(0.63)	0.97	2.06	(4.78)

Total from investment operations	1.48	(0.53)	1.09	2.17	(4.61)

Less distributions:
Dividends from net investment income	(0.10)	(0.10)	(0.12)	(0.11)	(0.18)
Distributions from net realized gains	—	—	—	—	(0.10)

Total dividends and distributions	(0.10)	(0.10)	(0.12)	(0.11)	(0.28)

Net asset value, end of year	$10.55	$9.17	$9.80	$8.83	$6.77

Total return	16.14%	(5.32)%	12.38%	32.10%	(39.70	)%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$328,919	$321,365	$376,137	$347,963	$282,348
Ratio of expenses to average net assets:
After waivers	1.00%	0.99%	0.98%	1.00%	0.96%
Before waivers	1.00%	0.99%	0.98%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets:
After waivers	0.95%	1.03%	1.31%	1.53%	1.84%
Before waivers	0.94%	1.03%	1.31%	1.52%	1.78%
Portfolio turnover rate	129%	94%	65%	83%	100%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	December 1, 2011* to December 31, 2011
Net asset value, beginning of period	$9.15	$9.26

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.01 (e)
Net realized and unrealized gain (loss) on investments	1.38	0.01

Total from investment operations	1.50	0.02

Less distributions:
Dividends from net investment income	(0.13)	(0.13)

Net asset value, end of period	$10.52	$9.15

Total return (b)	16.36%	0.22%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$23,754	$21,088
Ratio of expenses to average net assets:
After waivers (a)	0.75%	0.75%
Before waivers (a)	0.75%	0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.20%	1.28%
Before waivers (a)	1.20%	1.28%
Portfolio turnover rate	129%	94%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (39.65)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (39.78)%.

See Notes to Financial Statements.

EQ/LARGE CAP CORE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Institutional Capital LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	14.92	0.13	5.71
Portfolio – Class IB Shares*	14.92	(0.09)	5.47
Portfolio – Class K Shares***	15.21	N/A	14.99
S&P 500 Index	16.00	1.66	7.10
VMI – LCC	16.05	4.86	8.79
* Date of inception 1/1/99. ** Date of inception 3/25/02. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 14.92% for the year ended December 31, 2012. The Portfolio’s benchmarks, the S&P 500 Index, returned 16.00% and the VMI — LCC returned 16.05% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the Consumer Discretionary sector added value as media company Time Warner had strong performance. For the period, Time Warner continued strong operational performance, returned cash to shareholders through increased dividends and stock buybacks and provided expectations of growth in affiliate fee revenue.

•

Stock selection in Health Care added to relative performance, led by pharmaceutical and medical products company Baxter International. Baxter is growing in the dialysis segment and adding capacity in the plasma market.

•

Individual positions in the Financial sector such as diversified financial services firm Citigroup and consumer finance company Capital One Financial added to relative performance. Citigroup’s results improved as continued efforts to increase efficiency and generate operating leverage globally have begun to pay off. Progress on the sale of the firm’s stake in the Morgan Stanley Smith Barney wealth management unit is also increasing clarity on Citigroup’s ability to build capital. Capital One completed the integration of two acquisitions, thereby enhancing the firm’s long-term earnings power.

•	Relative performance also benefited from avoiding the Utilities sector and underweighting the Consumer Staples sector.

What hurt performance during the year:

•

Stock selection in Communications detracted as global wireless communications provider Vodafone underperformed. Weakness in Vodafone’s Southern Europe businesses have weighed on results, but the company continues to have strength in the U.S. and emerging markets.

•

Stock selection in the Consumer Discretionary sector detracted as auto parts and building controls manufacturer Johnson Controls underperformed. Disappointing results in the company’s European auto business have been a headwind.

•

Individual positions that detracted from relative performance included gold miner Barrick Gold and oil and gas producer Occidental Petroleum. Barrick’s results were hindered by higher than expected costs in development and production. Occidental Petroleum was hurt by higher than expected production costs and a reduced outlook for production growth.

•	From a sector allocation standpoint, overweighting the Technology sector detracted from relative performance.

EQ/LARGE CAP CORE PLUS PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook – Institutional Capital LLC

We believe consensus profit expectations could still be too optimistic in the context of a slow growth outlook; however, stock market valuations appear attractive to us based on several metrics. In our view, it will be important for equity markets to sense some degree of improving economic momentum in order to move higher. The portfolio attempts to emphasize companies with strong operational and financial characteristics; we believe these companies can gain share from weaker competitors and thus improve their earnings. We believe stocks of companies that can both grow earnings and provide significant cash returns to shareholders should be attractive to many investors. Stocks of certain companies domiciled in the developed markets appear to us particularly well positioned to benefit from what we anticipate will be above-average growth in the emerging markets over the next several years. Stock-specific catalysts continue to drive the names in the portfolio. These catalysts can be related to a company’s management, a restructuring, a problem-fixing situation, a new product or pricing flexibility.

At the sector level, compared to the benchmark, at year-end the portfolio was most overweight in the Health Care and Technology sectors. The portfolio was most underweight in the Utilities and Financials sectors.

Sector Weightings as of December 31, 2012	% of Net Assets
Financials	11.7%
Health Care	11.5
Information Technology	11.4
Exchange Traded Funds	10.0
Consumer Discretionary	9.0
Energy	8.0
Industrials	7.3
Consumer Staples	4.2
Materials	3.2
Telecommunication Services	2.5
Utilities	1.3
Cash and Other	19.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,063.80	$4.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.37	4.82
Class IB
Actual	1,000.00	1,063.80	4.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.37	4.81
Class K
Actual	1,000.00	1,065.00	3.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.63	3.54

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.0%)
Auto Components (1.2%)
BorgWarner, Inc.*	2,009	$143,885
Delphi Automotive plc*	5,071	193,966
Goodyear Tire & Rubber Co.*	4,194	57,919
Johnson Controls, Inc.	211,425	6,490,747

		6,886,517

Automobiles (0.2%)
Ford Motor Co.	65,502	848,251
Harley-Davidson, Inc.	3,885	189,743

		1,037,994

Distributors (0.0%)
Genuine Parts Co.	2,658	168,996

Diversified Consumer Services (0.0%)
Apollo Group, Inc., Class A*	1,729	36,171
H&R Block, Inc.	4,646	86,276

		122,447

Hotels, Restaurants & Leisure (0.7%)
Carnival Corp.	7,664	281,805
Chipotle Mexican Grill, Inc.*	543	161,521
Darden Restaurants, Inc.	2,198	99,064
International Game Technology	4,578	64,870
Marriott International, Inc., Class A	4,236	157,876
McDonald’s Corp.	17,254	1,521,975
Starbucks Corp.	12,782	685,371
Starwood Hotels & Resorts Worldwide, Inc.	3,367	193,131
Wyndham Worldwide Corp.	2,415	128,502
Wynn Resorts Ltd.	1,361	153,099
Yum! Brands, Inc.	7,767	515,729

		3,962,943

Household Durables (0.1%)
D.R. Horton, Inc.	4,812	95,181
Garmin Ltd.	1,870	76,334
Harman International Industries, Inc.	1,174	52,407
Leggett & Platt, Inc.	2,410	65,600
Lennar Corp., Class A	2,817	108,933
Newell Rubbermaid, Inc.	4,950	110,237
PulteGroup, Inc.*	5,843	106,109
Whirlpool Corp.	1,339	136,243

		751,044

Internet & Catalog Retail (0.4%)
Amazon.com, Inc.*	6,226	1,563,598
Expedia, Inc.	1,605	98,627
Netflix, Inc.*	952	88,327
priceline.com, Inc.*	856	531,747
TripAdvisor, Inc.*	1,878	78,801

		2,361,100

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	1,986	71,297
Mattel, Inc.	5,893	215,802

		287,099

Media (4.8%)
Cablevision Systems Corp. - New York Group, Class A	3,698	$55,248
CBS Corp., Class B	10,160	386,588
Comcast Corp., Class A	45,667	1,707,032
DIRECTV*	10,386	520,962
Discovery Communications, Inc., Class A*	4,108	260,776
Gannett Co., Inc.	3,966	71,428
Interpublic Group of Cos., Inc.	7,402	81,570
McGraw-Hill Cos., Inc.	4,776	261,104
News Corp., Class A	34,656	885,114
Omnicom Group, Inc.	4,552	227,418
Scripps Networks Interactive, Inc., Class A	1,498	86,764
Time Warner Cable, Inc.	5,188	504,222
Time Warner, Inc.	267,063	12,773,623
Viacom, Inc., Class B	140,471	7,408,441
Walt Disney Co.	30,456	1,516,404
Washington Post Co., Class B	78	28,486

		26,775,180

Multiline Retail (0.3%)
Big Lots, Inc.*	985	28,033
Dollar General Corp.*	4,518	199,199
Dollar Tree, Inc.*	3,910	158,589
Family Dollar Stores, Inc.	1,646	104,373
J.C. Penney Co., Inc.	2,441	48,112
Kohl’s Corp.	3,642	156,533
Macy’s, Inc.	6,798	265,258
Nordstrom, Inc.	2,618	140,063
Target Corp.	11,187	661,935

		1,762,095

Specialty Retail (0.9%)
Abercrombie & Fitch Co., Class A	1,372	65,815
AutoNation, Inc.*	662	26,281
AutoZone, Inc.*	635	225,063
Bed Bath & Beyond, Inc.*	3,942	220,397
Best Buy Co., Inc.	4,558	54,012
CarMax, Inc.*	3,914	146,931
GameStop Corp., Class A	2,078	52,137
Gap, Inc.	5,110	158,614
Home Depot, Inc.	25,696	1,589,298
Limited Brands, Inc.	4,110	193,417
Lowe’s Cos., Inc.	19,333	686,708
O’Reilly Automotive, Inc.*	1,972	176,336
PetSmart, Inc.	1,853	126,634
Ross Stores, Inc.	3,819	206,799
Staples, Inc.	11,600	132,240
Tiffany & Co.	2,040	116,974
TJX Cos., Inc.	12,537	532,196
Urban Outfitters, Inc.*	1,871	73,643

		4,783,495

Textiles, Apparel & Luxury Goods (0.3%)
Coach, Inc.	4,871	270,389
Fossil, Inc.*	927	86,304
NIKE, Inc., Class B	12,546	647,374
Ralph Lauren Corp.	1,054	158,016

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

VF Corp.	1,514	$228,568

		1,390,651

Total Consumer Discretionary		50,289,561

Consumer Staples (4.2%)
Beverages (0.9%)
Beam, Inc.	2,732	166,898
Brown-Forman Corp., Class B	2,595	164,134
Coca-Cola Co.	66,286	2,402,867
Coca-Cola Enterprises, Inc.	4,644	147,354
Constellation Brands, Inc., Class A*	2,599	91,978
Dr. Pepper Snapple Group, Inc.	3,582	158,253
Molson Coors Brewing Co., Class B	2,667	114,121
Monster Beverage Corp.*	2,567	135,743
PepsiCo, Inc.	26,583	1,819,075

		5,200,423

Food & Staples Retailing (0.9%)
Costco Wholesale Corp.	7,429	733,762
CVS Caremark Corp.	21,427	1,035,996
Kroger Co.	8,838	229,965
Safeway, Inc.	4,105	74,259
Sysco Corp.	10,096	319,639
Walgreen Co.	14,758	546,194
Wal-Mart Stores, Inc.	28,745	1,961,271
Whole Foods Market, Inc.	2,963	270,611

		5,171,697

Food Products (0.7%)
Archer-Daniels-Midland Co.	11,324	310,164
Campbell Soup Co.	3,087	107,705
ConAgra Foods, Inc.	6,998	206,441
Dean Foods Co.*	3,168	52,304
General Mills, Inc.	11,086	447,985
H.J. Heinz Co.	5,508	317,701
Hershey Co.	2,573	185,822
Hormel Foods Corp.	2,298	71,721
J.M. Smucker Co.	1,864	160,751
Kellogg Co.	4,248	237,251
Kraft Foods Group, Inc.	10,177	462,748
McCormick & Co., Inc. (Non-Voting)	2,273	144,404
Mead Johnson Nutrition Co.	3,492	230,088
Mondelez International, Inc., Class A	30,531	777,625
Tyson Foods, Inc., Class A	4,962	96,263

		3,808,973

Household Products (0.9%)
Clorox Co.	2,240	164,013
Colgate-Palmolive Co.	7,629	797,536
Kimberly-Clark Corp.	6,726	567,876
Procter & Gamble Co.	46,986	3,189,879

		4,719,304

Personal Products (0.1%)
Avon Products, Inc.	7,405	106,336
Estee Lauder Cos., Inc., Class A	4,131	247,282

		353,618

Tobacco (0.7%)
Altria Group, Inc.	34,805	$1,093,573
Lorillard, Inc.	2,226	259,707
Philip Morris International, Inc.	28,708	2,401,137
Reynolds American, Inc.	5,576	231,014

		3,985,431

Total Consumer Staples		23,239,446

Energy (8.0%)
Energy Equipment & Services (1.4%)
Baker Hughes, Inc.	7,558	308,669
Cameron International Corp.*	4,239	239,334
Diamond Offshore Drilling, Inc.	1,191	80,940
Ensco plc, Class A	3,994	236,764
FMC Technologies, Inc.*	4,086	175,003
Halliburton Co.	125,542	4,355,052
Helmerich & Payne, Inc.	1,811	101,434
Nabors Industries Ltd.*	4,977	71,918
National Oilwell Varco, Inc.	7,334	501,279
Noble Corp.	4,329	150,736
Rowan Cos., plc, Class A*	2,129	66,574
Schlumberger Ltd.	22,810	1,580,505

		7,868,208

Oil, Gas & Consumable Fuels (6.6%)
Anadarko Petroleum Corp.	8,586	638,026
Apache Corp.	6,722	527,677
Cabot Oil & Gas Corp.	3,599	179,014
Chesapeake Energy Corp.	8,895	147,835
Chevron Corp.	33,628	3,636,532
ConocoPhillips	20,856	1,209,439
CONSOL Energy, Inc.	3,901	125,222
Denbury Resources, Inc.*	6,642	107,600
Devon Energy Corp.	6,470	336,699
Encana Corp.	133,700	2,641,912
EOG Resources, Inc.	4,654	562,157
EQT Corp.	2,564	151,225
Exxon Mobil Corp.	156,447	13,540,488
Hess Corp.	5,111	270,679
Kinder Morgan, Inc.	10,871	384,072
Marathon Oil Corp.	154,634	4,741,078
Marathon Petroleum Corp.	5,826	367,038
Murphy Oil Corp.	3,163	188,357
Newfield Exploration Co.*	2,313	61,942
Noble Energy, Inc.	3,058	311,121
Occidental Petroleum Corp.	13,920	1,066,411
Peabody Energy Corp.	4,599	122,379
Phillips 66	10,744	570,506
Pioneer Natural Resources Co.	2,119	225,864
QEP Resources, Inc.	3,047	92,233
Range Resources Corp.	2,785	174,982
Southwestern Energy Co.*	102,550	3,426,195
Spectra Energy Corp.	11,436	313,118
Tesoro Corp.	2,419	106,557
Valero Energy Corp.	9,508	324,413
Williams Cos., Inc.	11,574	378,933
WPX Energy, Inc.*	3,411	50,756

		36,980,460

Total Energy		44,848,668

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Financials (11.7%)
Capital Markets (1.4%)
Ameriprise Financial, Inc.	3,540	$221,710
Bank of New York Mellon Corp.	20,090	516,313
BlackRock, Inc.	19,856	4,104,434
Charles Schwab Corp.	18,849	270,672
E*TRADE Financial Corp.*	4,401	39,389
Franklin Resources, Inc.	2,368	297,657
Goldman Sachs Group, Inc.	7,593	968,563
Invesco Ltd.	7,630	199,067
Legg Mason, Inc.	2,022	52,006
Morgan Stanley	23,753	454,157
Northern Trust Corp.	3,751	188,150
State Street Corp.	7,992	375,704
T. Rowe Price Group, Inc.	4,377	285,074

		7,972,896

Commercial Banks (2.4%)
BB&T Corp.	122,756	3,573,427
Comerica, Inc.	3,279	99,485
Fifth Third Bancorp	15,438	234,503
First Horizon National Corp.	4,264	42,256
Huntington Bancshares, Inc./Ohio	14,712	94,010
KeyCorp	16,050	135,141
M&T Bank Corp.	2,088	205,605
PNC Financial Services Group, Inc.	9,073	529,047
Regions Financial Corp.	24,222	172,461
SunTrust Banks, Inc.	9,265	262,663
U.S. Bancorp	32,318	1,032,237
Wells Fargo & Co.	208,871	7,139,211
Zions Bancorp	3,156	67,538

		13,587,584

Consumer Finance (1.4%)
American Express Co.	16,734	961,870
Capital One Financial Corp.	108,593	6,290,793
Discover Financial Services	8,680	334,614
SLM Corp.	7,956	136,286

		7,723,563

Diversified Financial Services (4.0%)
Bank of America Corp.	185,190	2,148,204
Citigroup, Inc.	251,887	9,964,650
CME Group, Inc./Illinois	5,268	267,140
IntercontinentalExchange, Inc.*	1,248	154,515
JPMorgan Chase & Co.	211,817	9,313,594
Leucadia National Corp.	3,395	80,767
Moody’s Corp.	3,335	167,817
NASDAQ OMX Group, Inc.	2,031	50,795
NYSE Euronext	4,174	131,648

		22,279,130

Insurance (1.6%)
ACE Ltd.	5,837	465,793
Aflac, Inc.	8,055	427,882
Allstate Corp.	8,285	332,808
American International Group, Inc.*	25,364	895,349
Aon plc	5,480	304,688
Assurant, Inc.	1,359	47,157
Berkshire Hathaway, Inc., Class B*	31,346	2,811,736

Chubb Corp.	4,504	$339,241
Cincinnati Financial Corp.	2,507	98,174
Genworth Financial, Inc., Class A*	8,426	63,279
Hartford Financial Services Group, Inc.	7,514	168,614
Lincoln National Corp.	4,735	122,637
Loews Corp.	5,356	218,257
Marsh & McLennan Cos., Inc.	9,356	322,501
MetLife, Inc.	18,744	617,427
Principal Financial Group, Inc.	4,754	135,584
Progressive Corp.	9,558	201,674
Prudential Financial, Inc.	7,987	425,947
Torchmark Corp.	1,635	84,480
Travelers Cos., Inc.	6,558	470,996
Unum Group	4,739	98,666
XL Group plc	5,175	129,686

		8,782,576

Real Estate Investment Trusts (REITs) (0.9%)
American Tower Corp. (REIT)	6,792	524,818
Apartment Investment & Management Co. (REIT), Class A	2,494	67,488
AvalonBay Communities, Inc. (REIT)	1,964	266,299
Boston Properties, Inc. (REIT)	2,594	274,471
Equity Residential (REIT)	5,526	313,158
HCP, Inc. (REIT)	7,765	350,823
Health Care REIT, Inc. (REIT)	4,460	273,353
Host Hotels & Resorts, Inc. (REIT)	12,449	195,076
Kimco Realty Corp. (REIT)	6,975	134,757
Plum Creek Timber Co., Inc. (REIT)	2,768	122,816
Prologis, Inc. (REIT)	7,924	289,147
Public Storage (REIT)	2,477	359,066
Simon Property Group, Inc. (REIT)	5,315	840,248
Ventas, Inc. (REIT)	5,078	328,648
Vornado Realty Trust (REIT)	2,911	233,113
Weyerhaeuser Co. (REIT)	9,300	258,726

		4,832,007

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	5,175	102,982

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	8,146	66,227
People’s United Financial, Inc.	6,020	72,782

		139,009

Total Financials		65,419,747

Health Care (11.5%)
Biotechnology (0.6%)
Alexion Pharmaceuticals, Inc.*	3,337	313,044
Amgen, Inc.	13,188	1,138,388
Biogen Idec, Inc.*	4,065	596,213
Celgene Corp.*	7,271	572,373
Gilead Sciences, Inc.*	13,017	956,099

		3,576,117

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Health Care Equipment & Supplies (2.9%)
Abbott Laboratories	27,159	$1,778,914
Baxter International, Inc.	98,638	6,575,209
Becton, Dickinson and Co.	3,387	264,830
Boston Scientific Corp.*	23,635	135,429
C.R. Bard, Inc.	1,318	128,821
CareFusion Corp.*	3,803	108,690
Covidien plc	92,884	5,363,122
DENTSPLY International, Inc.	2,430	96,252
Edwards Lifesciences Corp.*	1,983	178,807
Intuitive Surgical, Inc.*	684	335,413
Medtronic, Inc.	17,384	713,092
St. Jude Medical, Inc.	5,302	191,614
Stryker Corp.	4,955	271,633
Varian Medical Systems, Inc.*	1,882	132,192
Zimmer Holdings, Inc.	2,979	198,580

		16,472,598

Health Care Providers & Services (1.4%)
Aetna, Inc.	5,750	266,225
AmerisourceBergen Corp.	4,052	174,966
Cardinal Health, Inc.	5,846	240,738
Cigna Corp.	4,917	262,863
Coventry Health Care, Inc.	2,317	103,871
DaVita HealthCare Partners, Inc.*	1,443	159,495
Express Scripts Holding Co.*	14,026	757,404
Humana, Inc.	2,722	186,811
Laboratory Corp. of America Holdings*	1,628	141,017
McKesson Corp.	41,156	3,990,486
Patterson Cos., Inc.	1,456	49,839
Quest Diagnostics, Inc.	2,738	159,543
Tenet Healthcare Corp.*	1,826	59,290
UnitedHealth Group, Inc.	17,557	952,292
WellPoint, Inc.	5,221	318,063

		7,822,903

Health Care Technology (0.0%)
Cerner Corp.*	2,507	194,644

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.	5,972	244,494
Life Technologies Corp.*	2,961	145,326
PerkinElmer, Inc.	1,955	62,052
Thermo Fisher Scientific, Inc.	6,193	394,989
Waters Corp.*	1,491	129,896

		976,757

Pharmaceuticals (6.4%)
Allergan, Inc.	5,283	484,610
Bristol-Myers Squibb Co.	28,372	924,644
Eli Lilly and Co.	17,545	865,319
Forest Laboratories, Inc.*	4,007	141,527
Hospira, Inc.*	2,830	88,409
Johnson & Johnson	163,117	11,434,502
Merck & Co., Inc.	52,235	2,138,501
Mylan, Inc.*	6,998	192,305
Novartis AG (ADR)	77,800	4,924,740
Perrigo Co.	1,516	157,709
Pfizer, Inc.	563,615	14,135,464
Watson Pharmaceuticals, Inc.*	2,200	189,200

		35,676,930

Total Health Care		64,719,949

Industrials (7.3%)
Aerospace & Defense (2.4%)
Boeing Co.	11,660	$878,698
General Dynamics Corp.	5,701	394,908
Honeywell International, Inc.	139,771	8,871,265
L-3 Communications Holdings, Inc.	1,619	124,048
Lockheed Martin Corp.	4,615	425,918
Northrop Grumman Corp.	4,221	285,255
Precision Castparts Corp.	2,500	473,550
Raytheon Co.	5,672	326,480
Rockwell Collins, Inc.	2,414	140,423
Textron, Inc.	4,856	120,380
United Technologies Corp.	14,488	1,188,161

		13,229,086

Air Freight & Logistics (0.3%)
C.H. Robinson Worldwide, Inc.	2,767	174,930
Expeditors International of Washington, Inc.	3,608	142,696
FedEx Corp.	5,018	460,251
United Parcel Service, Inc., Class B	12,298	906,732

		1,684,609

Airlines (0.0%)
Southwest Airlines Co.	12,735	130,406

Building Products (0.0%)
Masco Corp.	6,120	101,959

Commercial Services & Supplies (0.2%)
ADT Corp.	3,992	185,588
Avery Dennison Corp.	1,710	59,713
Cintas Corp.	1,819	74,397
Iron Mountain, Inc.	2,862	88,865
Pitney Bowes, Inc.	3,439	36,591
Republic Services, Inc.	5,133	150,551
Stericycle, Inc.*	1,479	137,946
Tyco International Ltd.	7,998	233,942
Waste Management, Inc.	7,498	252,983

		1,220,576

Construction & Engineering (0.1%)
Fluor Corp.	2,862	168,114
Jacobs Engineering Group, Inc.*	2,224	94,676
Quanta Services, Inc.*	3,653	99,690

		362,480

Electrical Equipment (0.3%)
Eaton Corp. plc	7,932	429,914
Emerson Electric Co.	12,446	659,140
Rockwell Automation, Inc.	2,397	201,324
Roper Industries, Inc.	1,689	188,290

		1,478,668

Industrial Conglomerates (2.2%)
3M Co.	10,937	1,015,500
Danaher Corp.	10,011	559,615
General Electric Co.	515,250	10,815,098

		12,390,213

Machinery (1.4%)
Caterpillar, Inc.	11,235	1,006,431

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Cummins, Inc.	36,835	$3,991,072
Deere & Co.	6,729	581,520
Dover Corp.	3,080	202,387
Flowserve Corp.	861	126,395
Illinois Tool Works, Inc.	7,330	445,737
Ingersoll-Rand plc	4,815	230,928
Joy Global, Inc.	1,815	115,761
PACCAR, Inc.	6,059	273,927
Pall Corp.	1,913	115,277
Parker Hannifin Corp.	2,561	217,839
Pentair Ltd. (Registered)	3,611	177,481
Snap-on, Inc.	997	78,753
Stanley Black & Decker, Inc.	2,898	214,365
Xylem, Inc.	3,181	86,205

		7,864,078

Professional Services (0.0%)
Dun & Bradstreet Corp.	769	60,482
Equifax, Inc.	2,054	111,162
Robert Half International, Inc.	2,430	77,323

		248,967

Road & Rail (0.3%)
CSX Corp.	17,735	349,912
Norfolk Southern Corp.	5,435	336,100
Ryder System, Inc.	876	43,739
Union Pacific Corp.	8,085	1,016,446

		1,746,197

Trading Companies & Distributors (0.1%)
Fastenal Co.	4,642	216,735
W.W. Grainger, Inc.	1,027	207,834

		424,569

Total Industrials		40,881,808

Information Technology (11.4%)
Communications Equipment (2.1%)
Cisco Systems, Inc.	468,623	9,208,442
F5 Networks, Inc.*	1,354	131,541
Harris Corp.	1,941	95,031
JDS Uniphase Corp.*	3,975	53,822
Juniper Networks, Inc.*	8,871	174,493
Motorola Solutions, Inc.	4,824	268,600
QUALCOMM, Inc.	29,279	1,815,884

		11,747,813

Computers & Peripherals (1.9%)
Apple, Inc.	16,164	8,615,897
Dell, Inc.	25,068	253,939
EMC Corp.*	36,194	915,708
Hewlett-Packard Co.	33,776	481,308
NetApp, Inc.*	6,164	206,802
SanDisk Corp.*	4,163	181,340
Seagate Technology plc	5,781	176,205
Western Digital Corp.	3,773	160,315

		10,991,514

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	2,759	178,507
Corning, Inc.	25,413	320,712
FLIR Systems, Inc.	2,589	57,761

Jabil Circuit, Inc.	3,205	$61,824
Molex, Inc.	2,360	64,499
TE Connectivity Ltd.	7,268	269,788

		953,091

Internet Software & Services (0.9%)
Akamai Technologies, Inc.*	3,039	124,326
eBay, Inc.*	20,009	1,020,859
Google, Inc., Class A*	4,573	3,243,949
VeriSign, Inc.*	2,680	104,038
Yahoo!, Inc.*	17,866	355,533

		4,848,705

IT Services (1.5%)
Accenture plc, Class A	10,970	729,505
Automatic Data Processing, Inc.	8,340	475,463
Cognizant Technology Solutions Corp., Class A*	5,156	381,802
Computer Sciences Corp.	2,662	106,613
Fidelity National Information Services, Inc.	4,292	149,405
Fiserv, Inc.*	2,297	181,532
International Business Machines Corp.	18,252	3,496,171
Mastercard, Inc., Class A	1,836	901,990
Paychex, Inc.	5,564	173,263
SAIC, Inc.	4,862	55,038
Teradata Corp.*	2,906	179,852
Total System Services, Inc.	2,772	59,376
Visa, Inc., Class A	8,958	1,357,854
Western Union Co.	10,251	139,516

		8,387,380

Office Electronics (0.0%)
Xerox Corp.	21,748	148,321

Semiconductors & Semiconductor Equipment (2.3%)
Advanced Micro Devices, Inc.*	10,307	24,737
Altera Corp.	5,512	189,833
Analog Devices, Inc.	5,175	217,660
Applied Materials, Inc.	20,601	235,675
Broadcom Corp., Class A*	8,912	295,968
First Solar, Inc.*	1,023	31,590
Intel Corp.	85,515	1,764,174
KLA-Tencor Corp.	2,854	136,307
Lam Research Corp.*	2,951	106,620
Linear Technology Corp.	3,976	136,377
LSI Corp.*	9,556	67,656
Microchip Technology, Inc.	3,351	109,209
Micron Technology, Inc.*	17,439	110,738
NVIDIA Corp.	10,726	131,823
Teradyne, Inc.*	3,215	54,301
Texas Instruments, Inc.	296,905	9,186,241
Xilinx, Inc.	4,493	161,299

		12,960,208

Software (2.5%)
Adobe Systems, Inc.*	101,553	3,826,517
Autodesk, Inc.*	3,861	136,486
BMC Software, Inc.*	2,455	97,365
CA, Inc.	5,772	126,869
Citrix Systems, Inc.*	3,204	210,663

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Electronic Arts, Inc.*	5,261	$76,442
Intuit, Inc.	4,780	284,410
Microsoft Corp.	239,455	6,400,632
Oracle Corp.	64,597	2,152,372
Red Hat, Inc.*	3,328	176,251
Salesforce.com, Inc.*	2,244	377,217
Symantec Corp.*	11,937	224,535

		14,089,759

Total Information Technology		64,126,791

Materials (3.2%)
Chemicals (2.0%)
Air Products and Chemicals, Inc.	3,656	307,177
Airgas, Inc.	1,206	110,096
CF Industries Holdings, Inc.	1,080	219,413
Dow Chemical Co.	20,603	665,889
E.I. du Pont de Nemours & Co.	16,020	720,419
Eastman Chemical Co.	2,637	179,448
Ecolab, Inc.	4,528	325,563
FMC Corp.	2,353	137,697
International Flavors & Fragrances, Inc.	1,396	92,890
LyondellBasell Industries N.V., Class A	6,521	372,284
Monsanto Co.	67,535	6,392,188
Mosaic Co.	4,759	269,502
PPG Industries, Inc.	2,634	356,512
Praxair, Inc.	5,110	559,289
Sherwin-Williams Co.	1,470	226,115
Sigma-Aldrich Corp.	2,070	152,311

		11,086,793

Construction Materials (0.0%)
Vulcan Materials Co.	2,218	115,447

Containers & Packaging (0.0%)
Ball Corp.	2,652	118,677
Bemis Co., Inc.	1,770	59,224
Owens-Illinois, Inc.*	2,829	60,173
Sealed Air Corp.	3,335	58,396

		296,470

Metals & Mining (1.1%)
Alcoa, Inc.	18,285	158,714
Allegheny Technologies, Inc.	1,837	55,771
Barrick Gold Corp.	133,750	4,682,587
Cliffs Natural Resources, Inc.	2,442	94,164
Freeport-McMoRan Copper & Gold, Inc.	16,308	557,734
Newmont Mining Corp.	8,527	395,994
Nucor Corp.	5,465	235,979
United States Steel Corp.	2,473	59,030

		6,239,973

Paper & Forest Products (0.1%)
International Paper Co.	7,543	300,513
MeadWestvaco Corp.	3,008	95,865

		396,378

Total Materials		18,135,061

Telecommunication Services (2.5%)
Diversified Telecommunication Services (1.1%)
AT&T, Inc.	97,608	$3,290,366
CenturyLink, Inc.	10,724	419,523
Frontier Communications Corp.	17,113	73,243
Verizon Communications, Inc.	49,036	2,121,788
Windstream Corp.	10,077	83,437

		5,988,357

Wireless Telecommunication Services (1.4%)
Crown Castle International Corp.*	5,037	363,470
MetroPCS Communications, Inc.*	5,456	54,233
Sprint Nextel Corp.*	51,606	292,606
Vodafone Group plc (ADR)	282,768	7,122,926

		7,833,235

Total Telecommunication Services		13,821,592

Utilities (1.3%)
Electric Utilities (0.8%)
American Electric Power Co., Inc.	8,335	355,738
Duke Energy Corp.	12,099	771,916
Edison International	5,606	253,335
Entergy Corp.	3,055	194,756
Exelon Corp.	14,675	436,435
FirstEnergy Corp.	7,193	300,380
NextEra Energy, Inc.	7,270	503,011
Northeast Utilities	5,404	211,188
Pepco Holdings, Inc.	3,923	76,930
Pinnacle West Capital Corp.	1,877	95,690
PPL Corp.	9,991	286,042
Southern Co.	15,017	642,878
Xcel Energy, Inc.	8,356	223,189

		4,351,488

Gas Utilities (0.0%)
AGL Resources, Inc.	2,014	80,500
ONEOK, Inc.	3,514	150,223

		230,723

Independent Power Producers & Energy Traders (0.0%)
AES Corp.	10,641	113,859
NRG Energy, Inc.	5,549	127,571

		241,430

Multi-Utilities (0.5%)
Ameren Corp.	4,158	127,734
CenterPoint Energy, Inc.	7,325	141,006
CMS Energy Corp.	4,541	110,710
Consolidated Edison, Inc.	5,038	279,810
Dominion Resources, Inc.	9,871	511,318
DTE Energy Co.	2,961	177,808
Integrys Energy Group, Inc.	1,335	69,714
NiSource, Inc.	5,317	132,340
PG&E Corp.	7,385	296,729
Public Service Enterprise Group, Inc.	8,704	266,342
SCANA Corp.	2,272	103,694
Sempra Energy	3,866	274,254
TECO Energy, Inc.	3,489	58,476

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Wisconsin Energy Corp.	3,949	$145,521

		2,695,456

Total Utilities		7,519,097

Total Common Stocks (70.1%) (Cost $269,898,297)		393,001,720

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs) (10.0%)
iShares Core S&P 500 ETF	119,655	17,120,237
iShares Morningstar Large Core Index Fund	86,747	7,114,989
iShares Morningstar Large Growth Index Fund	56,798	4,345,047
iShares Morningstar Large Value Index Fund	6,763	436,011
iShares NYSE 100 Index Fund	5,536	366,539
iShares Russell 1000 Growth Index Fund	63,297	4,145,321
iShares Russell 1000 Index Fund	74,502	5,896,833
iShares Russell 1000 Value Index Fund	14,525	1,057,710

iShares S&P 100 Index Fund	83,815	$5,421,154
iShares S&P 500 Growth Index Fund	57,848	4,381,408
iShares S&P 500 Value Index Fund	22,046	1,463,634
Vanguard Growth ETF	12,800	911,488
Vanguard Large-Cap ETF	35,800	2,332,728
Vanguard Value ETF	19,500	1,146,600

Total Investment Companies (10.0%) (Cost $37,633,889)		56,139,699

Total Investments (80.1%) (Cost $307,532,186)		449,141,419
Other Assets Less Liabilities (19.9%)		111,672,404

Net Assets (100%)		$560,813,823

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	1,538	March-13	$109,450,347	$109,205,690	$(244,657)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted prices in active markets for identical securities	Level 2 Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$50,289,561	$—	$—	$50,289,561
Consumer Staples	23,239,446	—	—	23,239,446
Energy	44,848,668	—	—	44,848,668
Financials	65,419,747	—	—	65,419,747
Health Care	64,719,949	—	—	64,719,949
Industrials	40,881,808	—	—	40,881,808
Information Technology	64,126,791	—	—	64,126,791
Materials	18,135,061	—	—	18,135,061
Telecommunication Services	13,821,592	—	—	13,821,592
Utilities	7,519,097	—	—	7,519,097
Investment Companies
Exchange Traded Funds (ETFs)	56,139,699	—	—	56,139,699

Total Assets	$449,141,419	$—	$—	$449,141,419

Liabilities:
Futures	$(244,657)	$—	$—	$(244,657)

Total Liabilities	$(244,657)	$—	$—	$(244,657)

Total	$448,896,762	$—	$—	$448,896,762

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary	Investments in Preferred Stocks- Consumer Discretionary

Balance as of 12/31/11	$—	$—
Total gains or losses (realized/unrealized) included in earnings	698	85
Purchases	—	—
Sales	(698)	(85)
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/12	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held for the year ended 12/31/12.	$—	$—

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(244,657	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(244,657)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	12,222,952	—	—	12,222,952
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$12,222,952	$—	$—	$12,222,952

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(1,126,380)	—	—	(1,126,380)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(1,126,380)	$—	$—	$(1,126,380)

The Portfolio held futures contracts with an average notional balance of approximately $82,263,000 during the year ended December 31, 2012.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$117,517,558
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$230,401,936

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$143,249,283
Aggregate gross unrealized depreciation	(4,326,037)

Net unrealized appreciation	$138,923,246

Federal income tax cost of investments	$310,218,173

For the year ended December 31, 2012, the Portfolio incurred approximately $7,127 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $307,532,186)	$449,141,419
Cash	102,329,454
Cash held as collateral at broker	6,468,000
Due from broker for futures variation margin	2,778,585
Dividends, interest and other receivables	504,082
Receivable for securities sold	329,355
Receivable from Separate Accounts for Trust shares sold	191,962

Total assets	561,742,857

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	461,954
Investment management fees payable	235,654
Administrative fees payable	81,708
Distribution fees payable - Class IB	35,389
Trustees’ fees payable	679
Distribution fees payable - Class IA	190
Accrued expenses	113,460

Total liabilities	929,034

NET ASSETS	$560,813,823

Net assets were comprised of:
Paid in capital	$438,752,615
Accumulated undistributed net investment income (loss)	95,663
Accumulated undistributed net realized gain (loss) on investments and futures	(19,399,031)
Net unrealized appreciation (depreciation) on investments and futures	141,364,576

Net assets	$560,813,823

Class IA
Net asset value, offering and redemption price per share, $905,544 / 130,799 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.92

Class IB
Net asset value, offering and redemption price per share, $168,606,921 / 24,351,365 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.92

Class K
Net asset value, offering and redemption price per share, $391,301,358 / 56,522,570 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.92

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $19,825 foreign withholding tax)	$11,646,492
Interest	79,683

Total income	11,726,175

EXPENSES
Investment management fees	2,870,629
Administrative fees	992,532
Distribution fees - Class IB	419,590
Custodian fees	74,000
Professional fees	65,653
Printing and mailing expenses	64,738
Trustees’ fees	16,373
Distribution fees - Class IA	2,119
Miscellaneous	13,422

Gross expenses	4,519,056
Less: Fees paid indirectly	(22,359)

Net expenses	4,496,697

NET INVESTMENT INCOME (LOSS)	7,229,478

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	32,729,110
Futures	12,222,952

Net realized gain (loss)	44,952,062

Change in unrealized appreciation (depreciation) on:
Securities	29,572,956
Futures	(1,126,380)

Net change in unrealized appreciation (depreciation)	28,446,576

NET REALIZED AND UNREALIZED GAIN (LOSS)	73,398,638

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$80,628,116

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,229,478	$7,459,532
Net realized gain (loss) on investments, futures and foreign currency transactions	44,952,062	(4,449,838)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	28,446,576	(26,271,673)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	80,628,116	(23,261,979)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(10,154)	(10,994)
Class IB	(1,897,322)	(1,836,098)
Class K†	(5,386,656)	(5,436,341)

	(7,294,132)	(7,283,433)

Distributions from net realized capital gains
Class IA	(69,461)	(7,180,446)
Class IB	(12,991,477)	(5,417,410)
Class K†	(30,058,176)	(5,972,400)

	(43,119,114)	(18,570,256)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(50,413,246)	(25,853,689)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 18,169 and 980,417 shares, respectively ]	136,643	7,199,918
Capital shares issued in reinvestment of dividends and distributions [ 11,456 and 1,108,012 shares, respectively ]	79,615	7,191,440
Capital shares repurchased [ (18,423) and (64,329,972) shares, respectively ]	(133,390)	(426,168,072	)(z)

Total Class IA transactions	82,868	(411,776,714)

Class IB
Capital shares sold [ 1,935,833 and 2,100,750 shares, respectively ]	14,005,316	15,233,898
Capital shares issued in reinvestment of dividends and distributions [ 2,141,957 and 1,129,279 shares, respectively ]	14,888,799	7,253,509
Capital shares repurchased [ (4,163,022) and (5,164,209) shares, respectively ]	(30,030,844)	(37,270,326)

Total Class IB transactions	(1,136,729)	(14,782,919)

Class K†
Capital shares sold [ 459,711 and 60,035,552 shares, respectively ]	3,295,998	393,776,883	(z)
Capital shares issued in reinvestment of dividends and distributions [ 5,100,185 and 1,787,432 shares, respectively ]	35,444,832	11,408,741
Capital shares repurchased [ (8,891,075) and (1,969,235) shares, respectively ]	(64,159,784)	(12,943,731)

Total Class K transactions	(25,418,954)	392,241,893

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(26,472,815)	(34,317,740)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,742,055	(83,433,408)
NET ASSETS:
Beginning of year	557,071,768	640,505,176

End of year (a)	$560,813,823	$557,071,768

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$95,663	$229,106

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/Large Cap Core PLUS Portfolio exchanged approximately 59,525,800 Class IA shares for approximately 59,525,800 Class K shares. This exchange amounted to approximately $390,423,242.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011		2010	2009		2008
Net asset value, beginning of year	$6.60	$7.22		$6.88	$5.66		$9.08

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.08	(e)	0.08 (e)	0.09	(e)	0.14	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.90	(0.38)		0.91	1.42		(3.52)

Total from investment operations	0.98	(0.30)		0.99	1.51		(3.38)

Less distributions:
Dividends from net investment income	(0.08)	(0.09)		(0.09)	(0.29)		(0.04)
Distributions from net realized gains	(0.58)	(0.23)		(0.56)	—		—

Total dividends and distributions	(0.66)	(0.32)		(0.65)	(0.29)		(0.04)

Net asset value, end of year	$6.92	$6.60		$7.22	$6.88		$5.66

Total return	14.92%	(4.00)%		14.56%	26.84%		(37.20)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$906	$789		$450,116	$423,167		$1,154,780
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.96%	0.69%		0.70%	0.70%		0.73%
After waivers, reimbursements and fees paid indirectly (f)	0.96%	0.69%		0.70%	0.68%		0.65%
Before waivers, reimbursements and fees paid indirectly (f)	0.96%	0.70%		0.71%	0.70%		0.77%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.08%	1.10%		1.19%	1.60%		2.42%
After waivers, reimbursements and fees paid indirectly (f)	1.09%	1.11%		1.19%	1.62%		2.50%
Before waivers, reimbursements and fees paid indirectly (f)	1.08%	1.09%		1.18%	1.60%		2.38%
Portfolio turnover rate	24%	29%		24%	36%		39%

	Year Ended December 31,
Class IB	2012	2011		2010	2009		2008
Net asset value, beginning of year	$6.60	$7.22		$6.88	$5.66		$9.09

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.08	(e)	0.07 (e)	0.09	(e)	0.11	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.90	(0.39)		0.90	1.41		(3.51)

Total from investment operations	0.98	(0.31)		0.97	1.50		(3.40)

Less distributions:
Dividends from net investment income	(0.08)	(0.08)		(0.07)	(0.28)		(0.03)
Distributions from net realized gains	(0.58)	(0.23)		(0.56)	—		—

Total dividends and distributions	(0.66)	(0.31)		(0.63)	(0.28)		(0.03)

Net asset value, end of year	$6.92	$6.60		$7.22	$6.88		$5.66

Total return	14.92%	(4.24)%		14.27%	26.50%		(37.42)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$168,607	$161,281		$190,389	$183,149		$152,504
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.96%	0.94	%(c)	0.95%	0.95	%(c)	0.98	%(c)
After waivers, reimbursements and fees paid indirectly (f)	0.96%	0.94%		0.95%	0.93	%(c)	0.90	%(c)
Before waivers, reimbursements and fees paid indirectly (f)	0.96%	0.95	%(c)	0.96%	0.95	%(c)	1.02	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.08%	1.04%		0.94%	1.40%		1.46%
After waivers, reimbursements and fees paid indirectly (f)	1.08%	1.05%		0.94%	1.43%		1.49%
Before waivers, reimbursements and fees paid indirectly (f)	1.08%	1.04%		0.93%	1.40%		1.35%
Portfolio turnover rate	24%	29%		24%	36%		39%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$6.60	$6.49

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.90	0.26

Total from investment operations	1.00	0.30

Less distributions:
Dividends from net investment income	(0.10)	(0.09)
Distributions from net realized gains	(0.58)	(0.10)

Total dividends and distributions	(0.68)	(0.19)

Net asset value, end of period	$6.92	$6.60

Total return (b)	15.21%	4.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$391,301	$395,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.71%	0.71%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.71%	0.70%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.71%	0.71%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.33%	1.73%
After waivers, reimbursements and fees paid indirectly (a)(f)	1.33%	1.73%
Before waivers, reimbursements and fees paid indirectly (a)(f)	1.33%	1.73%
Portfolio turnover rate	24%	29%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

EQ/LARGE CAP GROWTH INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	14.72%	3.62%	7.73%
Portfolio – Class IB Shares*	14.65	3.39	7.48
Portfolio – Class K Shares**	15.01	N/A	17.72
Russell 1000® Growth Index	15.26	3.12	7.52
* Date of inception 5/1/99. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 14.72% for the year ended December 31, 2012. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 15.26% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to relative performance for the year ending December 31, 2012 were Information Technology, Consumer Discretionary, Health Care, Industrials and Consumer Staples.

•

The top five stocks that provided the most positive impact to benchmark performance for the year ending December 31, 2012 were Apple Inc., Oracle Systems Corp., Amazon.com Inc., Home Depot Inc. and Gilead Sciences Inc.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year ending December 31, 2012 were Energy, Utilities, Telecommunications Services, Materials and Financials.

•

The five stocks that provided the most negative impact to benchmark performance for the year ending December 31, 2012 were Intel Corp., McDonalds Corp., Exxon Mobil Corp., Mead Johnson Nutrition and Halliburton Co.

Sector Weightings as of December 31, 2012	% of Net Assets
Information Technology	30.8%
Consumer Discretionary	16.7
Industrials	12.7
Consumer Staples	12.4
Health Care	11.9
Financials	4.6
Energy	4.0
Materials	4.0
Telecommunication Services	2.3
Utilities	0.2
Cash and Other	0.4

100.0%

EQ/LARGE CAP GROWTH INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,046.80	$3.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.43	3.75
Class IB
Actual	1,000.00	1,046.40	3.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.43	3.75
Class K
Actual	1,000.00	1,048.30	2.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.69	2.48

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.74%, 0.74% and 0.49%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (16.7%)
Auto Components (0.4%)
Allison Transmission Holdings, Inc.	3,900	$79,638
BorgWarner, Inc.*	17,254	1,235,731
Delphi Automotive plc*	49,470	1,892,228
Gentex Corp.	21,686	408,131
Goodyear Tire & Rubber Co.*	36,908	509,699
Visteon Corp.*	500	26,910

		4,152,337

Automobiles (0.2%)
Harley-Davidson, Inc.	34,900	1,704,516
Tesla Motors, Inc.*	10,610	359,361
Thor Industries, Inc.	400	14,972

		2,078,849

Distributors (0.2%)
Genuine Parts Co.	23,500	1,494,130
LKQ Corp.*	44,454	937,979

		2,432,109

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	14,487	303,068
H&R Block, Inc.	25,940	481,706
ITT Educational Services, Inc.*	3,604	62,385
Weight Watchers International, Inc.	4,024	210,697

		1,057,856

Hotels, Restaurants & Leisure (3.4%)
Bally Technologies, Inc.*	6,200	277,202
Brinker International, Inc.	11,306	350,373
Chipotle Mexican Grill, Inc.*	4,773	1,419,777
Choice Hotels International, Inc.	323	10,859
Darden Restaurants, Inc.	19,403	874,493
Dunkin’ Brands Group, Inc.	10,680	354,363
International Game Technology	22,306	316,076
Las Vegas Sands Corp.	59,988	2,769,046
Marriott International, Inc., Class A	35,344	1,317,271
McDonald’s Corp.	153,348	13,526,827
Panera Bread Co., Class A*	4,258	676,298
Penn National Gaming, Inc.*	800	39,288
Starbucks Corp.	114,468	6,137,774
Starwood Hotels & Resorts Worldwide, Inc.	29,840	1,711,622
Wyndham Worldwide Corp.	22,000	1,170,620
Wynn Resorts Ltd.	12,000	1,349,880
Yum! Brands, Inc.	69,464	4,612,410

		36,914,179

Household Durables (0.2%)
D.R. Horton, Inc.	3,000	59,340
Garmin Ltd.	1,168	47,678
Jarden Corp.*	2,700	139,590
NVR, Inc.*	700	644,000
Tempur-Pedic International, Inc.*	8,900	280,261
Tupperware Brands Corp.	8,400	538,440

		1,709,309

Internet & Catalog Retail (1.9%)
Amazon.com, Inc.*	54,636	$13,721,285
Expedia, Inc.	8,229	505,672
Groupon, Inc.*	6,490	31,671
HomeAway, Inc.*	4,219	92,818
Liberty Interactive Corp.*	12,000	236,160
Liberty Ventures*	840	56,918
Netflix, Inc.*	8,394	778,795
priceline.com, Inc.*	7,569	4,701,863
TripAdvisor, Inc.*	13,029	546,697

		20,671,879

Leisure Equipment & Products (0.3%)
Hasbro, Inc.	15,649	561,799
Mattel, Inc.	39,695	1,453,631
Polaris Industries, Inc.	9,800	824,670

		2,840,100

Media (4.3%)
AMC Networks, Inc., Class A*	8,575	424,462
Cablevision Systems Corp. - New York Group, Class A	3,300	49,302
CBS Corp., Class B	16,600	631,630
Charter Communications, Inc., Class A*	7,400	564,176
Cinemark Holdings, Inc.	17,300	449,454
Clear Channel Outdoor Holdings, Inc., Class A*	3,700	25,974
Comcast Corp., Class A	192,800	7,206,864
DIRECTV*	91,735	4,601,428
Discovery Communications, Inc., Class A*	38,500	2,443,980
DISH Network Corp., Class A	24,000	873,600
Interpublic Group of Cos., Inc.	4,000	44,080
John Wiley & Sons, Inc., Class A	2,986	116,245
Lamar Advertising Co., Class A*	10,000	387,500
Liberty Global, Inc., Class A*	39,600	2,494,404
Liberty Media Corp. - Liberty Capital*	1,100	127,611
Madison Square Garden Co., Class A*	500	22,175
McGraw-Hill Cos., Inc.	42,182	2,306,090
Morningstar, Inc.	3,635	228,387
News Corp., Class A	108,700	2,776,198
Omnicom Group, Inc.	41,134	2,055,055
Pandora Media, Inc.*	15,383	141,216
Regal Entertainment Group, Class A	4,486	62,580
Scripps Networks Interactive, Inc., Class A	12,832	743,229
Sirius XM Radio, Inc.	573,500	1,657,415
Time Warner Cable, Inc.	47,200	4,587,368
Viacom, Inc., Class B	79,600	4,198,104
Virgin Media, Inc.	41,900	1,539,825
Walt Disney Co.	99,200	4,939,168

		45,697,520

Multiline Retail (0.5%)
Big Lots, Inc.*	8,972	255,343
Dollar General Corp.*	27,800	1,225,702

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Dollar Tree, Inc.*	34,932	$1,416,842
Family Dollar Stores, Inc.	14,627	927,498
Kohl’s Corp.	2,534	108,911
Macy’s, Inc.	8,400	327,768
Nordstrom, Inc.	23,743	1,270,251
Target Corp.	5,601	331,411

		5,863,726

Specialty Retail (3.7%)
Aaron’s, Inc.	8,625	243,915
Advance Auto Parts, Inc.	11,092	802,506
American Eagle Outfitters, Inc.	22,900	469,679
Ascena Retail Group, Inc.*	18,500	342,065
AutoNation, Inc.*	2,815	111,756
AutoZone, Inc.*	5,814	2,060,656
Bed Bath & Beyond, Inc.*	35,059	1,960,149
CarMax, Inc.*	6,196	232,598
Chico’s FAS, Inc.	17,692	326,594
Dick’s Sporting Goods, Inc.	14,037	638,543
DSW, Inc., Class A	4,700	308,743
Foot Locker, Inc.	4,700	150,964
Gap, Inc.	45,700	1,418,528
GNC Holdings, Inc., Class A	10,300	342,784
Home Depot, Inc.	230,939	14,283,577
Limited Brands, Inc.	36,388	1,712,419
Lowe’s Cos., Inc.	23,700	841,824
O’Reilly Automotive, Inc.*	17,911	1,601,602
PetSmart, Inc.	16,315	1,114,967
Ross Stores, Inc.	34,162	1,849,872
Sally Beauty Holdings, Inc.*	21,800	513,826
Tiffany & Co.	16,036	919,504
TJX Cos., Inc.	111,746	4,743,618
Tractor Supply Co.	10,900	963,124
Ulta Salon Cosmetics & Fragrance, Inc.	9,500	933,470
Urban Outfitters, Inc.*	16,014	630,311
Williams-Sonoma, Inc.	7,479	327,356

		39,844,950

Textiles, Apparel & Luxury Goods (1.5%)
Carter’s, Inc.*	7,300	406,245
Coach, Inc.	43,306	2,403,916
Deckers Outdoor Corp.*	3,600	144,972
Fossil, Inc.*	8,300	772,730
Hanesbrands, Inc.*	14,667	525,372
Michael Kors Holdings Ltd.*	12,800	653,184
NIKE, Inc., Class B	109,266	5,638,125
PVH Corp.	9,864	1,095,003
Ralph Lauren Corp.	9,291	1,392,907
Under Armour, Inc., Class A*	11,700	567,801
VF Corp.	13,300	2,007,901

		15,608,156

Total Consumer Discretionary		178,870,970

Consumer Staples (12.4%)
Beverages (3.9%)
Brown-Forman Corp., Class B	19,736	1,248,302
Coca-Cola Co.	586,162	21,248,372
Coca-Cola Enterprises, Inc.	3,292	104,455
Dr. Pepper Snapple Group, Inc.	31,900	1,409,342

Monster Beverage Corp.*	21,786	$1,152,044
PepsiCo, Inc.	236,016	16,150,575

		41,313,090

Food & Staples Retailing (2.7%)
Costco Wholesale Corp.	65,366	6,456,200
CVS Caremark Corp.	39,000	1,885,650
Fresh Market, Inc.*	4,100	197,169
Kroger Co.	79,600	2,071,192
Safeway, Inc.	5,000	90,450
Sysco Corp.	46,536	1,473,330
Wal-Mart Stores, Inc.	201,245	13,730,946
Whole Foods Market, Inc.	27,685	2,528,471

		28,433,408

Food Products (1.4%)
Campbell Soup Co.	20,695	722,049
Dean Foods Co.*	23,800	392,938
Flowers Foods, Inc.	16,867	392,495
General Mills, Inc.	76,440	3,088,940
Green Mountain Coffee Roasters, Inc.*	17,539	725,413
H.J. Heinz Co.	30,111	1,736,803
Hershey Co.	22,669	1,637,155
Hillshire Brands Co.	15,180	427,165
Hormel Foods Corp.	11,500	358,915
Ingredion, Inc.	2,500	161,075
Kellogg Co.	34,428	1,922,804
Kraft Foods Group, Inc.	4,633	210,663
McCormick & Co., Inc. (Non-Voting)	19,988	1,269,838
Mead Johnson Nutrition Co.	30,778	2,027,962
Mondelez International, Inc., Class A	13,900	354,033
WhiteWave Foods Co., Class A*	2,010	31,235

		15,459,483

Household Products (1.3%)
Church & Dwight Co., Inc.	12,968	694,696
Clorox Co.	1,174	85,960
Colgate-Palmolive Co.	66,084	6,908,421
Kimberly-Clark Corp.	52,925	4,468,458
Procter & Gamble Co.	30,208	2,050,821

		14,208,356

Personal Products (0.3%)
Avon Products, Inc.	50,210	721,016
Estee Lauder Cos., Inc., Class A	34,674	2,075,586
Herbalife Ltd.	17,592	579,480
Nu Skin Enterprises, Inc., Class A	8,100	300,105

		3,676,187

Tobacco (2.8%)
Altria Group, Inc.	238,178	7,483,553
Lorillard, Inc.	19,700	2,298,399
Philip Morris International, Inc.	236,502	19,781,027
Reynolds American, Inc.	16,700	691,881

		30,254,860

Total Consumer Staples		133,345,384

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Energy (4.0%)
Energy Equipment & Services (2.1%)
Atwood Oceanics, Inc.*	2,717	$124,411
Cameron International Corp.*	28,533	1,610,973
CARBO Ceramics, Inc.	3,000	235,020
Dresser-Rand Group, Inc.*	11,430	641,680
FMC Technologies, Inc.*	36,032	1,543,251
Halliburton Co.	44,400	1,540,236
Helmerich & Payne, Inc.	3,300	184,833
National Oilwell Varco, Inc.	14,700	1,004,745
Oceaneering International, Inc.	16,300	876,777
Oil States International, Inc.*	7,100	507,934
RPC, Inc.	8,100	99,144
Schlumberger Ltd.	201,227	13,943,019
SEACOR Holdings, Inc.	1,400	117,320

		22,429,343

Oil, Gas & Consumable Fuels (1.9%)
Cabot Oil & Gas Corp.	31,600	1,571,784
Cheniere Energy, Inc.*	21,100	396,258
Cobalt International Energy, Inc.*	26,100	641,016
Concho Resources, Inc.*	15,700	1,264,792
Continental Resources, Inc.*	6,395	469,969
EOG Resources, Inc.	40,700	4,916,153
Golar LNG Ltd.	6,500	239,070
Kinder Morgan, Inc.	73,650	2,602,054
Kosmos Energy Ltd.*	10,600	130,910
Laredo Petroleum Holdings, Inc.*	2,850	51,756
Noble Energy, Inc.	6,000	610,440
Pioneer Natural Resources Co.	15,500	1,652,145
Range Resources Corp.	24,442	1,535,691
SM Energy Co.	8,062	420,917
Southwestern Energy Co.*	18,172	607,127
Whiting Petroleum Corp.*	2,500	108,425
Williams Cos., Inc.	94,400	3,090,656
World Fuel Services Corp.	3,400	139,978

		20,449,141

Total Energy		42,878,484

Financials (4.6%)
Capital Markets (0.8%)
Affiliated Managers Group, Inc.*	5,786	753,048
BlackRock, Inc.	10,327	2,134,694
Eaton Vance Corp.	17,360	552,916
Federated Investors, Inc., Class B	11,530	233,252
Franklin Resources, Inc.	4,877	613,039
Lazard Ltd., Class A	17,224	513,964
LPL Financial Holdings, Inc.	6,510	183,322
SEI Investments Co.	20,675	482,554
T. Rowe Price Group, Inc.	38,536	2,509,850
Waddell & Reed Financial, Inc., Class A	12,979	451,929

		8,428,568

Commercial Banks (0.0%)
Signature Bank/New York*	1,300	92,742

Consumer Finance (0.5%)
American Express Co.	97,186	$5,586,251

Diversified Financial Services (0.4%)
CBOE Holdings, Inc.	11,330	333,782
IntercontinentalExchange, Inc.*	10,975	1,358,815
Leucadia National Corp.	7,000	166,530
Moody’s Corp.	29,602	1,489,572
MSCI, Inc.*	18,291	566,838

		3,915,537

Insurance (0.6%)
Allied World Assurance Co. Holdings AG	2,800	220,640
Aon plc	4,200	233,520
Arch Capital Group Ltd.*	2,300	101,246
Arthur J. Gallagher & Co.	17,800	616,770
Brown & Brown, Inc.	1,500	38,190
Endurance Specialty Holdings Ltd.	600	23,814
Erie Indemnity Co., Class A	3,943	272,934
Hanover Insurance Group, Inc.	3,100	120,094
Marsh & McLennan Cos., Inc.	65,200	2,247,444
Travelers Cos., Inc.	25,500	1,831,410
Validus Holdings Ltd.	2,187	75,627

		5,781,689

Real Estate Investment Trusts (REITs) (2.2%)
American Campus Communities, Inc. (REIT)	1,300	59,969
American Tower Corp. (REIT)	59,520	4,599,110
Apartment Investment & Management Co. (REIT), Class A	15,400	416,724
Boston Properties, Inc. (REIT)	3,800	402,078
BRE Properties, Inc. (REIT)	3,300	167,739
Camden Property Trust (REIT)	9,100	620,711
Digital Realty Trust, Inc. (REIT)	18,341	1,245,171
Equity Lifestyle Properties, Inc. (REIT)	5,100	343,179
Equity Residential (REIT)	3,600	204,012
Essex Property Trust, Inc. (REIT)	5,300	777,245
Extra Space Storage, Inc. (REIT)	9,800	356,622
Federal Realty Investment Trust (REIT)	7,581	788,576
HCP, Inc. (REIT)	4,700	212,346
Home Properties, Inc. (REIT)	3,900	239,109
Kilroy Realty Corp. (REIT)	800	37,896
Mid-America Apartment Communities, Inc. (REIT)	5,800	375,550
Plum Creek Timber Co., Inc. (REIT)	24,339	1,079,921
Post Properties, Inc. (REIT)	3,300	164,835
Public Storage (REIT)	21,562	3,125,628
Rayonier, Inc. (REIT)	14,594	756,407
Regency Centers Corp. (REIT)	8,100	381,672
Simon Property Group, Inc. (REIT)	38,461	6,080,299

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Tanger Factory Outlet Centers (REIT)	13,900	$475,380
Taubman Centers, Inc. (REIT)	2,800	220,416
Weyerhaeuser Co. (REIT)	25,900	720,538

		23,851,133

Real Estate Management & Development (0.1%)
Alexander & Baldwin, Inc.*	400	11,748
CBRE Group, Inc., Class A*	49,443	983,916
Realogy Holdings Corp.*	1,910	80,143
St. Joe Co.*	1,100	25,388

		1,101,195

Thrifts & Mortgage Finance (0.0%)
People’s United Financial, Inc.	11,000	132,990

Total Financials		48,890,105

Health Care (11.9%)
Biotechnology (3.6%)
Alexion Pharmaceuticals, Inc.*	28,990	2,719,552
Amgen, Inc.	117,400	10,133,968
ARIAD Pharmaceuticals, Inc.*	25,000	479,500
Biogen Idec, Inc.*	36,200	5,309,454
BioMarin Pharmaceutical, Inc.*	18,449	908,613
Celgene Corp.*	66,507	5,235,431
Gilead Sciences, Inc.*	114,237	8,390,708
Incyte Corp.*	14,500	240,845
Medivation, Inc.*	10,900	557,644
Myriad Genetics, Inc.*	12,734	347,001
Onyx Pharmaceuticals, Inc.*	9,700	732,641
Regeneron Pharmaceuticals, Inc.*	11,700	2,001,519
United Therapeutics Corp.*	7,652	408,770
Vertex Pharmaceuticals, Inc.*	31,807	1,333,986

		38,799,632

Health Care Equipment & Supplies (3.3%)
Abbott Laboratories	225,106	14,744,443
Baxter International, Inc.	76,056	5,069,893
Becton, Dickinson and Co.	28,492	2,227,789
C.R. Bard, Inc.	12,724	1,243,644
Cooper Cos., Inc.	2,100	194,208
Covidien plc	3,700	213,638
DENTSPLY International, Inc.	9,532	377,562
Edwards Lifesciences Corp.*	17,346	1,564,089
IDEXX Laboratories, Inc.*	8,347	774,601
Intuitive Surgical, Inc.*	6,021	2,952,518
Medtronic, Inc.	9,534	391,085
ResMed, Inc.	21,532	895,085
Sirona Dental Systems, Inc.*	1,500	96,690
St. Jude Medical, Inc.	36,454	1,317,447
Stryker Corp.	34,391	1,885,315
Thoratec Corp.*	8,800	330,176
Varian Medical Systems, Inc.*	16,790	1,179,330
Zimmer Holdings, Inc.	2,700	179,982

		35,637,495

Health Care Providers & Services (1.8%)
AmerisourceBergen Corp.	38,108	1,645,503
Cardinal Health, Inc.	28,200	1,161,276
Catamaran Corp.*	30,832	1,452,496

DaVita HealthCare Partners, Inc.*	14,198	$1,569,305
Express Scripts Holding Co.*	121,530	6,562,620
HCA Holdings, Inc.	16,100	485,737
Henry Schein, Inc.*	7,752	623,726
Laboratory Corp. of America Holdings*	14,596	1,264,306
McKesson Corp.	35,571	3,448,964
Patterson Cos., Inc.	12,974	444,100
Quest Diagnostics, Inc.	2,846	165,836
Tenet Healthcare Corp.*	828	26,885
Universal Health Services, Inc., Class B	716	34,619
WellPoint, Inc.	3,100	188,852

		19,074,225

Health Care Technology (0.1%)
Cerner Corp.*	21,920	1,701,869

Life Sciences Tools & Services (0.6%)
Agilent Technologies, Inc.	52,447	2,147,180
Bruker Corp.*	14,000	213,780
Charles River Laboratories International, Inc.*	4,627	173,374
Covance, Inc.*	545	31,485
Illumina, Inc.*	18,591	1,033,474
Life Technologies Corp.*	2,524	123,878
Mettler-Toledo International, Inc.*	4,747	917,595
Techne Corp.	5,554	379,560
Waters Corp.*	13,442	1,171,067

		6,191,393

Pharmaceuticals (2.5%)
Allergan, Inc.	45,844	4,205,270
Bristol-Myers Squibb Co.	231,400	7,541,326
Eli Lilly and Co.	56,232	2,773,362
Endo Health Solutions, Inc.*	11,100	291,597
Johnson & Johnson	93,214	6,534,301
Mylan, Inc.*	56,223	1,545,008
Perrigo Co.	14,089	1,465,679
Salix Pharmaceuticals Ltd.*	8,700	352,176
Warner Chilcott plc, Class A	25,200	303,408
Watson Pharmaceuticals, Inc.*	19,200	1,651,200

		26,663,327

Total Health Care		128,067,941

Industrials (12.7%)
Aerospace & Defense (3.5%)
B/E Aerospace, Inc.*	14,800	731,120
Boeing Co.	102,071	7,692,070
Honeywell International, Inc.	117,591	7,463,501
Lockheed Martin Corp.	35,031	3,233,011
Precision Castparts Corp.	21,927	4,153,412
Rockwell Collins, Inc.	21,870	1,272,178
Spirit AeroSystems Holdings, Inc., Class A*	4,047	68,678
Textron, Inc.	2,600	64,454
TransDigm Group, Inc.	7,753	1,057,199
Triumph Group, Inc.	2,600	169,780
United Technologies Corp.	137,582	11,283,100

		37,188,503

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Air Freight & Logistics (1.0%)
C.H. Robinson Worldwide, Inc.	24,558	$1,552,557
Expeditors International of Washington, Inc.	28,976	1,146,001
FedEx Corp.	3,000	275,160
United Parcel Service, Inc., Class B	109,359	8,063,039

		11,036,757

Airlines (0.3%)
Copa Holdings S.A., Class A	4,098	407,546
Delta Air Lines, Inc.*	81,889	972,022
Southwest Airlines Co.	22,445	229,837
United Continental Holdings, Inc.*	50,087	1,171,034

		2,780,439

Building Products (0.2%)
Armstrong World Industries, Inc.	3,131	158,836
Fortune Brands Home & Security, Inc.*	3,900	113,958
Lennox International, Inc.	7,668	402,723
Masco Corp.	53,875	897,558

		1,573,075

Commercial Services & Supplies (0.3%)
Cintas Corp.	7,400	302,660
Clean Harbors, Inc.*	7,200	396,072
Copart, Inc.*	15,354	452,943
Covanta Holding Corp.	1,100	20,262
Iron Mountain, Inc.	23,322	724,148
Pitney Bowes, Inc.	15,800	168,112
Rollins, Inc.	9,600	211,584
Stericycle, Inc.*	12,871	1,200,478
Waste Connections, Inc.	1,044	35,277

		3,511,536

Construction & Engineering (0.1%)
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	9,000	417,150
Fluor Corp.	19,079	1,120,701

		1,537,851

Electrical Equipment (1.1%)
AMETEK, Inc.	36,323	1,364,655
Babcock & Wilcox Co.	17,802	466,412
Eaton Corp. plc	12,738	690,400
Emerson Electric Co.	93,071	4,929,040
General Cable Corp.*	400	12,164
Hubbell, Inc., Class B	7,400	626,262
Polypore International, Inc.*	7,000	325,500
Rockwell Automation, Inc.	21,512	1,806,793
Roper Industries, Inc.	14,673	1,635,746

		11,856,972

Industrial Conglomerates (1.0%)
3M Co.	94,141	8,740,992
Carlisle Cos., Inc.	811	47,654
Danaher Corp.	29,838	1,667,944

		10,456,590

Machinery (3.0%)
Caterpillar, Inc.	99,195	$8,885,888
Colfax Corp.*	1,400	56,490
Cummins, Inc.	28,986	3,140,633
Deere & Co.	60,047	5,189,262
Donaldson Co., Inc.	22,380	734,959
Flowserve Corp.	7,123	1,045,656
Graco, Inc.	9,116	469,383
IDEX Corp.	2,476	115,208
Illinois Tool Works, Inc.	60,600	3,685,086
Ingersoll-Rand plc	36,900	1,769,724
ITT Corp.	3,200	75,072
Joy Global, Inc.	15,928	1,015,888
Lincoln Electric Holdings, Inc.	12,600	613,368
Manitowoc Co., Inc.	15,200	238,336
Nordson Corp.	9,000	568,080
PACCAR, Inc.	12,091	546,634
Pall Corp.	17,468	1,052,622
Parker Hannifin Corp.	10,300	876,118
Snap-on, Inc.	1,800	142,182
SPX Corp.	2,300	161,345
Timken Co.	1,100	52,613
Toro Co.	9,026	387,938
Valmont Industries, Inc.	3,568	487,210
WABCO Holdings, Inc.*	9,047	589,774
Wabtec Corp.	7,317	640,530
Xylem, Inc.	3,000	81,300

		32,621,299

Marine (0.0%)
Kirby Corp.*	6,288	389,164
Matson, Inc.	400	9,888

		399,052

Professional Services (0.4%)
Dun & Bradstreet Corp.	4,540	357,071
Equifax, Inc.	16,300	882,156
IHS, Inc., Class A*	7,617	731,232
Nielsen Holdings N.V.*	4,491	137,380
Robert Half International, Inc.	21,505	684,289
Verisk Analytics, Inc., Class A*	19,091	973,641

		3,765,769

Road & Rail (1.3%)
Con-way, Inc.	4,528	125,969
CSX Corp.	106,100	2,093,353
Hertz Global Holdings, Inc.*	21,200	344,924
J.B. Hunt Transport Services, Inc.	13,570	810,265
Kansas City Southern	12,969	1,082,652
Landstar System, Inc.	7,066	370,682
Union Pacific Corp.	71,874	9,035,999

		13,863,844

Trading Companies & Distributors (0.5%)
Fastenal Co.	44,608	2,082,748
MRC Global, Inc.*	2,100	58,338
MSC Industrial Direct Co., Inc., Class A	6,877	518,388
United Rentals, Inc.*	14,100	641,832
W.W. Grainger, Inc.	8,846	1,790,165

		5,091,471

Total Industrials		135,683,158

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Information Technology (30.8%)
Communications Equipment (1.9%)
Acme Packet, Inc.*	8,700	$192,444
EchoStar Corp., Class A*	1,500	51,330
F5 Networks, Inc.*	12,040	1,169,686
Harris Corp.	5,039	246,710
Motorola Solutions, Inc.	44,100	2,455,488
Palo Alto Networks, Inc.*	766	40,996
QUALCOMM, Inc.	258,639	16,040,791
Riverbed Technology, Inc.*	23,900	471,308

		20,668,753

Computers & Peripherals (8.0%)
Apple, Inc.	141,122	75,222,260
Diebold, Inc.	700	21,427
EMC Corp.*	316,752	8,013,825
Fusion-io, Inc.*	10,146	232,648
NCR Corp.*	23,912	609,278
NetApp, Inc.*	36,726	1,232,157
Stratasys Ltd.*	1,900	152,285
Western Digital Corp.	13,500	573,615

		86,057,495

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	24,432	1,580,750
Dolby Laboratories, Inc., Class A	4,374	128,289
FLIR Systems, Inc.	18,806	419,562
IPG Photonics Corp.	4,800	319,920
Jabil Circuit, Inc.	5,018	96,797
National Instruments Corp.	14,070	363,147
Trimble Navigation Ltd.*	18,884	1,128,886

		4,037,351

Internet Software & Services (4.1%)
Akamai Technologies, Inc.*	24,923	1,019,600
AOL, Inc.*	3,200	94,752
eBay, Inc.*	174,776	8,917,071
Equinix, Inc.*	7,321	1,509,590
Facebook, Inc., Class A*	63,500	1,691,005
Google, Inc., Class A*	39,092	27,730,692
IAC/InterActiveCorp	1,800	85,140
LinkedIn Corp., Class A*	9,400	1,079,308
Rackspace Hosting, Inc.*	16,500	1,225,455
VeriSign, Inc.*	21,841	847,868

		44,200,481

IT Services (7.2%)
Accenture plc, Class A	97,200	6,463,800
Alliance Data Systems Corp.*	7,640	1,105,966
Automatic Data Processing, Inc.	73,800	4,207,338
Broadridge Financial Solutions, Inc.	18,787	429,847
Cognizant Technology Solutions Corp., Class A*	45,907	3,399,413
DST Systems, Inc.	789	47,813
Fiserv, Inc.*	17,029	1,345,802
FleetCor Technologies, Inc.*	7,324	392,933
Gartner, Inc.*	14,100	648,882
Genpact Ltd.	15,254	236,437
Global Payments, Inc.	11,856	537,077

International Business Machines Corp.	164,556	$31,520,702
Jack Henry & Associates, Inc.	13,100	514,306
Lender Processing Services, Inc.	12,675	312,059
Mastercard, Inc., Class A	16,412	8,062,887
NeuStar, Inc., Class A*	10,050	421,397
Paychex, Inc.	45,580	1,419,361
SAIC, Inc.	15,139	171,373
Teradata Corp.*	25,451	1,575,162
Total System Services, Inc.	20,900	447,678
Vantiv, Inc., Class A*	5,900	120,478
VeriFone Systems, Inc.*	16,200	480,816
Visa, Inc., Class A	78,927	11,963,755
Western Union Co.	92,455	1,258,313

		77,083,595

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	1,207	47,411

Semiconductors & Semiconductor Equipment (2.5%)
Advanced Micro Devices, Inc.*	94,823	227,575
Altera Corp.	48,656	1,675,713
Analog Devices, Inc.	3,799	159,786
Atmel Corp.*	5,600	36,680
Avago Technologies Ltd.	34,600	1,095,436
Broadcom Corp., Class A*	51,537	1,711,544
Cypress Semiconductor Corp.*	13,451	145,809
Freescale Semiconductor Ltd.*	7,100	78,171
Intel Corp.	564,000	11,635,320
Lam Research Corp.*	8,698	314,259
Linear Technology Corp.	34,715	1,190,724
LSI Corp.*	85,800	607,464
Maxim Integrated Products, Inc.	21,978	646,153
Microchip Technology, Inc.	29,117	948,923
Silicon Laboratories, Inc.*	5,893	246,386
Skyworks Solutions, Inc.*	25,400	515,620
Teradyne, Inc.*	3,400	57,426
Texas Instruments, Inc.	116,031	3,589,999
Xilinx, Inc.	39,763	1,427,492

		26,310,480

Software (6.7%)
Adobe Systems, Inc.*	42,834	1,613,985
ANSYS, Inc.*	14,012	943,568
Autodesk, Inc.*	34,780	1,229,473
BMC Software, Inc.*	24,319	964,491
CA, Inc.	3,000	65,940
Cadence Design Systems, Inc.*	41,400	559,314
Citrix Systems, Inc.*	28,129	1,849,482
Compuware Corp.*	1,700	18,479
Concur Technologies, Inc.*	6,900	465,888
FactSet Research Systems, Inc.	6,769	596,078
Fortinet, Inc.*	19,700	415,079
Informatica Corp.*	16,300	494,216
Intuit, Inc.	44,329	2,637,575
MICROS Systems, Inc.*	12,114	514,118
Microsoft Corp.#	1,135,849	30,361,244
NetSuite, Inc.*	4,700	316,310
Nuance Communications, Inc.*	36,398	812,403
Oracle Corp.	576,531	19,210,013
Red Hat, Inc.*	29,051	1,538,541

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Rovi Corp.*	3,393	$52,354
Salesforce.com, Inc.*	20,996	3,529,428
ServiceNow, Inc.*	1,589	47,718
SolarWinds, Inc.*	9,300	487,785
Solera Holdings, Inc.	10,500	561,435
Splunk, Inc.*	2,300	66,746
Symantec Corp.*	6,139	115,475
Synopsys, Inc.*	1,552	49,416
TIBCO Software, Inc.*	24,800	545,848
VMware, Inc., Class A*	13,366	1,258,275
Workday, Inc., Class A*	2,960	161,320
Zynga, Inc., Class A*	19,700	46,689

		71,528,686

Total Information Technology		329,934,252

Materials (4.0%)
Chemicals (3.5%)
Airgas, Inc.	10,400	949,416
Albemarle Corp.	7,582	470,994
Celanese Corp.	23,592	1,050,552
CF Industries Holdings, Inc.	2,194	445,733
E.I. du Pont de Nemours & Co.	141,421	6,359,702
Eastman Chemical Co.	18,888	1,285,328
Ecolab, Inc.	39,241	2,821,428
FMC Corp.	20,658	1,208,906
International Flavors & Fragrances, Inc.	12,266	816,180
Intrepid Potash, Inc.	3,800	80,902
LyondellBasell Industries N.V., Class A	3,500	199,815
Monsanto Co.	80,468	7,616,296
NewMarket Corp.	1,400	367,080
PPG Industries, Inc.	23,000	3,113,050
Praxair, Inc.	45,068	4,932,693
Rockwood Holdings, Inc.	3,100	153,326
RPM International, Inc.	7,700	226,072
Scotts Miracle-Gro Co., Class A	5,593	246,372
Sherwin-Williams Co.	13,171	2,025,963
Sigma-Aldrich Corp.	18,224	1,340,922
Valspar Corp.	14,000	873,600
W.R. Grace & Co.*	10,300	692,469
Westlake Chemical Corp.	700	55,510

		37,332,309

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	3,536	333,374

Containers & Packaging (0.3%)
AptarGroup, Inc.	3,400	162,248
Ball Corp.	23,624	1,057,174
Crown Holdings, Inc.*	5,303	195,203
Owens-Illinois, Inc.*	18,400	391,368
Packaging Corp. of America	13,500	519,345
Rock-Tenn Co., Class A	1,200	83,892
Silgan Holdings, Inc.	7,400	307,766

		2,716,996

Metals & Mining (0.2%)
Allied Nevada Gold Corp.*	13,500	406,755
Carpenter Technology Corp.	500	25,815
Compass Minerals International, Inc.	5,019	374,969

Molycorp, Inc.*	2,700	$25,488
Royal Gold, Inc.	9,722	790,496
Southern Copper Corp.	18,329	693,936
Steel Dynamics, Inc.	7,100	97,483
Tahoe Resources, Inc.*	2,700	49,464

		2,464,406

Total Materials		42,847,085

Telecommunication Services (2.3%)
Diversified Telecommunication Services (1.9%)
Level 3 Communications, Inc.*	12,514	289,199
tw telecom, Inc.*	22,657	577,074
Verizon Communications, Inc.	428,700	18,549,849
Windstream Corp.	52,680	436,190

		19,852,312

Wireless Telecommunication Services (0.4%)
Crown Castle International Corp.*	44,264	3,194,090
SBA Communications Corp., Class A*	18,318	1,300,944

		4,495,034

Total Telecommunication Services		24,347,346

Utilities (0.2%)
Electric Utilities (0.1%)
ITC Holdings Corp.	7,733	594,745

Gas Utilities (0.1%)
ONEOK, Inc.	31,300	1,338,075
Questar Corp.	6,000	118,560

		1,456,635

Water Utilities (0.0%)
Aqua America, Inc.	2,300	58,466

Total Utilities		2,109,846

Total Common Stocks (99.6%) (Cost $644,432,212)		1,066,974,571

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Celgene Corp., expiring 12/31/30* (Cost $2,730)	515	3,301

Total Investments (99.6%) (Cost $644,434,942)		1,066,977,872
Other Assets Less Liabilities (0.4%)		4,319,688

Net Assets (100%)		$1,071,297,560

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $16,144,920.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	9	March-13	$642,278	$639,045	$(3,233)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$178,870,970	$—	$—	$178,870,970
Consumer Staples	133,345,384	—	—	133,345,384
Energy	42,878,484	—	—	42,878,484
Financials	48,890,105	—	—	48,890,105
Health Care	128,067,941	—	—	128,067,941
Industrials	135,683,158	—	—	135,683,158
Information Technology	329,934,252	—	—	329,934,252
Materials	42,847,085	—	—	42,847,085
Telecommunication Services	24,347,346	—	—	24,347,346
Utilities	2,109,846	—	—	2,109,846
Rights
Health Care	3,301	—	—	3,301

Total Assets	$1,066,977,872	$—	$—	$1,066,977,872

Liabilities:
Futures	$(3,233)	$—	$—	$(3,233)

Total Liabilities	$(3,233)	$—	$—	$(3,233)

Total	$1,066,974,639	$—	$—	$1,066,974,639

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(3,233	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(3,233)

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	732,877	—	—	732,877
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$732,877	$—	$—	$732,877

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(26,386)	—	—	(26,386)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(26,386)	$—	$—	$(26,386)

The Portfolio held futures contracts with an average notional value of approximately $4,798,000 during the year ended December 31, 2012.

^ This Portfolio held futures as a substitute for investing in conventional securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$184,034,947
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$345,691,358

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$431,153,537
Aggregate gross unrealized depreciation	(11,698,834)

Net unrealized appreciation	$419,454,703

Federal income tax cost of investments	$647,523,169

The Portfolio has a net capital loss carryforward of $7,923,745, which expires in the year 2016. The Portfolio utilized net capital loss carryforward of $60,839,646 during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $644,434,942)	$1,066,977,872
Cash	4,851,088
Dividends, interest and other receivables	900,713
Receivable from Separate Accounts for Trust shares sold	241,599
Due from broker for futures variation margin	59,950
Receivable for securities sold	1,480
Other assets	2,063

Total assets	1,073,034,765

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,142,774
Investment management fees payable	318,344
Distribution fees payable - Class IB	135,017
Administrative fees payable	94,904
Distribution fees payable - Class IA	3,979
Trustees’ fees payable	1,212
Accrued expenses	40,975

Total liabilities	1,737,205

NET ASSETS	$1,071,297,560

Net assets were comprised of:
Paid in capital	$659,772,325
Accumulated undistributed net investment income (loss)	236,609
Accumulated undistributed net realized gain (loss) on investments and futures	(11,251,071)
Net unrealized appreciation (depreciation) on investments and futures	422,539,697

Net assets	$1,071,297,560

Class IA
Net asset value, offering and redemption price per share, $19,029,719 / 1,895,914 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.04

Class IB
Net asset value, offering and redemption price per share, $635,995,667 / 64,688,193 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.83

Class K
Net asset value, offering and redemption price per share, $416,272,174 / 41,477,592 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.04

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $5,871 foreign withholding tax)	$21,284,857
Interest	10,601

Total income	21,295,458

EXPENSES
Investment management fees	3,993,808
Distribution fees - Class IB	1,612,355
Administrative fees	1,188,830
Printing and mailing expenses	149,544
Professional fees	70,548
Custodian fees	63,500
Distribution fees - Class IA	42,409
Trustees’ fees	32,713
Miscellaneous	19,482

Total expenses	7,173,189

NET INVESTMENT INCOME (LOSS)	14,122,269

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	61,924,203
Futures	732,877

Net realized gain (loss)	62,657,080

Change in unrealized appreciation (depreciation) on:
Securities	80,929,720
Futures	(26,386)

Net change in unrealized appreciation (depreciation)	80,903,334

NET REALIZED AND UNREALIZED GAIN (LOSS)	143,560,414

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$157,682,683

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$14,122,269	$11,064,282
Net realized gain (loss) on investments and futures	62,657,080	58,001,311
Net change in unrealized appreciation (depreciation) on investments and futures	80,903,334	(40,301,606)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	157,682,683	28,763,987

DIVIDENDS:
Dividends from net investment income
Class IA	(231,317)	(303,860)
Class IB	(7,807,427)	(5,338,087)
Class K†	(6,157,965)	(5,579,458)

TOTAL DIVIDENDS	(14,196,709)	(11,221,405)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 497,385 and 1,464,017 shares, respectively ]	4,922,123	13,101,005
Capital shares issued in reinvestment of dividends [ 22,993 and 35,985 shares, respectively ]	231,317	303,860
Capital shares repurchased [ (225,381) and (66,863,019) shares, respectively ]	(2,237,183)	(573,370,351	)(z)

Total Class IA transactions	2,916,257	(559,965,486)

Class IB
Capital shares sold [ 8,149,338 and 10,172,836 shares, respectively ]	78,101,818	89,101,776
Capital shares issued in reinvestment of dividends [ 792,205 and 634,825 shares, respectively ]	7,807,427	5,338,087
Capital shares repurchased [ (11,759,171) and (14,418,702) shares, respectively ]	(113,227,887)	(127,040,108)

Total Class IB transactions	(27,318,642)	(32,600,245)

Class K†
Capital shares sold [ 475,661 and 57,573,948 shares, respectively ]	4,661,054	486,842,119	(z)
Capital shares issued in reinvestment of dividends [ 612,154 and 649,239 shares, respectively ]	6,157,965	5,579,458
Capital shares repurchased [ (15,859,389) and (1,974,021) shares, respectively ]	(156,571,305)	(17,178,085)

Total Class K transactions	(145,752,286)	475,243,492

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(170,154,671)	(117,322,239)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,668,697)	(99,779,657)
NET ASSETS:
Beginning of year	1,097,966,257	1,197,745,914

End of year (a)	$1,071,297,560	$1,097,966,257

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$236,609	$264,364

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/Large Cap Growth Index Portfolio exchanged approximately 55,307,044 Class IA shares for approximately 55,307,044 Class K shares. This exchange amounted to approximately $466,976,333.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011		2010		2009		2008
Net asset value, beginning of year	$8.86	$8.77		$7.60		$5.68		$8.95

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.09	(e)	0.09	(e)	0.09	(e)	0.03	(e)
Net realized and unrealized gain (loss) on investments and futures	1.18	0.10		1.18		1.99		(3.28)

Total from investment operations	1.30	0.19		1.27		2.08		(3.25)

Less distributions:
Dividends from net investment income	(0.12)	(0.10)		(0.10)		(0.16)		(0.02)

Net asset value, end of year	$10.04	$8.86		$8.77		$7.60		$5.68

Total return	14.72%	2.23%		16.74	%(aa)	36.67%		(36.18	)%(ab)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$19,030	$14,178		$587,034		$587,223		$5,568
Ratio of expenses to average net assets:
After waivers	0.73%	0.47	%(c)	0.49%		0.50%		0.80%
After waivers and fees paid indirectly	0.73%	0.47	%(c)	0.49%		0.50%		0.68%
Before waivers and fees paid indirectly	0.73%	0.47	%(c)	0.49%		0.50%		1.01%
Ratio of net investment income (loss) to average net assets:
After waivers	1.18%	0.99%		1.16%		1.45%		0.31%
After waivers and fees paid indirectly	1.18%	0.99%		1.16%		1.45%		0.43%
Before waivers and fees paid indirectly	1.18%	0.99%		1.16%		1.45%		0.10%
Portfolio turnover rate	16%	18%		23%		49%		131%

	Year Ended December 31,
Class IB	2012	2011		2010		2009		2008
Net asset value, beginning of year	$8.68	$8.59		$7.45		$5.57		$8.76

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.07	(e)	0.07	(e)	0.09	(e)	0.01	(e)
Net realized and unrealized gain (loss) on investments and futures	1.16	0.10		1.15		1.93		(3.19)

Total from investment operations	1.27	0.17		1.22		2.02		(3.18)

Less distributions:
Dividends from net investment income	(0.12)	(0.08)		(0.08)		(0.14)		(0.01)

Net asset value, end of year	$9.83	$8.68		$8.59		$7.45		$5.57

Total return	14.65%	2.00%		16.36	%(bb)	36.27%		(36.29	)%(bc)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$635,996	$585,640		$610,712		$582,328		$446,803
Ratio of expenses to average net assets:
After waivers	0.73%	0.72%		0.74%		0.75	%(c)	1.05%
After waivers and fees paid indirectly	0.73%	0.72%		0.74%		0.75	%(c)	0.93	%(c)
Before waivers and fees paid indirectly	0.73%	0.72%		0.74%		0.75	%(c)	1.26	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	1.15%	0.85%		0.91%		1.47%		0.05%
After waivers and fees paid indirectly	1.15%	0.85%		0.91%		1.47%		0.16%
Before waivers and fees paid indirectly	1.15%	0.85%		0.91%		1.47%		(0.17)%
Portfolio turnover rate	16%	18%		23%		49%		131%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$8.86	$8.27

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures	1.20	0.65

Total from investment operations	1.33	0.69

Less distributions:
Dividends from net investment income	(0.15)	(0.10)

Net asset value, end of period	$10.04	$8.86

Total return (b)	15.01%	8.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$416,272	$498,148
Ratio of expenses to average net assets:
After waivers (a)	0.48%	0.47%
After waivers and fees paid indirectly (a)	0.48%	0.47%
Before waivers and fees paid indirectly (a)	0.48%	0.47%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.36%	1.32%
After waivers and fees paid indirectly (a)	1.36%	1.32%
Before waivers and fees paid indirectly(a)	1.36%	1.32%
Portfolio turnover rate	16%	18%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 16.21%.
(ab)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (38.49)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 15.95%.
(bc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (38.69)%.

See Notes to Financial Statements.

EQ/LARGE CAP GROWTH PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Marsico Capital Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	13.70%	1.11%	7.79%
Portfolio – Class IB Shares*	13.76	0.87	7.53
Portfolio – Class K Shares***	14.06	N/A	13.48
Russell 1000® Growth Index	15.26	3.12	7.52
VMI – LCG	15.68	5.65	9.03
* Date of inception 5/1/97. ** Date of inception 11/28/98. ***Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 13.70% for the year ended December 31, 2012. The Portfolio’s benchmarks, the Russell 1000® Growth Index, returned 15.26% and the VMI — LCG returned 15.68% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the Information Technology sector was positive, with financial transaction processor Visa, Inc. and Apple, Inc. each experiencing strong stock price appreciation.

•

From a sector allocation standpoint, the Portfolio was positioned well by having overweight allocations to the strong-performing Consumer Discretionary and Financials sectors. The Portfolio further benefitted from having underweight allocations to Energy and Consumer Staples, as the sectors posted returns that trailed the overall benchmark return.

•	Retailers Home Depot, Inc. and priceline.com, Inc., biotechnology company Biogen Idec, Inc., and agricultural materials company Monsanto Co. all added to performance for the year.

What hurt performance during the year:

•

Stock selection in the Consumer Discretionary sector was a significant detractor from performance. Restaurant operators Chipotle Mexican Grill, Inc. and McDonald’s Corp. posted negative returns. Media holdings Time Warner, Inc. and British Sky Broadcasting Group PLC posted weak returns. Discount retailer Dollar General Corp. significantly lagged the benchmark sector return.

•	In the Health Care sector, Express Scripts Holding Co., a pharmacy benefit management service provider, and pharmaceutical company Bristol-Myers Squibb each registered losses.

•	Energy services positions Halliburton Co. and Occidental Petroleum Corp. posted negative returns.

•	Mead Johnson Nutrition Co’s. performance slid and had a material, negative impact on performance.

Portfolio Positioning and Outlook — Marsico Capital Management, LLC

In terms of economic fundamentals, we believe that various important U.S. yardsticks are improving. These include employment, housing, manufacturing, vehicle sales and bank lending. We see a great deal of pent-up demand which could be unleashed — particularly with regard to housing and capital expenditures — as both consumers and businesses gain confidence in the economic environment. We find the equity valuation backdrop to be very compelling on both an absolute and relative basis. Given the policy uncertainty before us, as of period-end the portfolio emphasized companies with dependable revenue streams that we believe capable to produce solid top-line revenue growth in an uncertain macroeconomic environment. As of December 31, 2012, the Portfolio’s economic sector allocations emphasized Consumer Discretionary, Information Technology, Health Care, and Financials. As of year-end, the portion of the Portfolio managed by Marsico had no exposure to the Telecommunication Services or Utilities sectors.

EQ/LARGE CAP GROWTH PLUS PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2012	% of Net Assets
Information Technology	19.2%
Consumer Discretionary	14.7
Health Care	10.5
Exchange Traded Funds	10.1
Industrials	7.1
Financials	6.0
Consumer Staples	5.5
Energy	2.8
Materials	2.6
Telecommunication Services	0.9
Utilities	0.1
Cash and Other	20.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,035.00	$4.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.46	4.73
Class IB
Actual	1,000.00	1,034.50	4.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.46	4.73
Class K
Actual	1,000.00	1,035.90	3.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.72	3.46

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.93%, 0.93% and 0.68%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (14.7%)
Auto Components (0.2%)
Allison Transmission Holdings, Inc.	2,824	$57,666
BorgWarner, Inc.*	12,499	895,178
Delphi Automotive plc*	35,795	1,369,159
Gentex Corp.	15,728	296,001
Goodyear Tire & Rubber Co.*	26,687	368,548
Visteon Corp.*	344	18,514

		3,005,066

Automobiles (0.5%)
Harley-Davidson, Inc.	25,247	1,233,063
Tesla Motors, Inc.*	223,810	7,580,445
Thor Industries, Inc.	358	13,400

		8,826,908

Distributors (0.1%)
Genuine Parts Co.	17,002	1,080,987
LKQ Corp.*	32,152	678,407

		1,759,394

Diversified Consumer Services (0.0%)
Apollo Group, Inc., Class A*	10,473	219,095
H&R Block, Inc.	18,764	348,447
ITT Educational Services, Inc.*	2,602	45,041
Weight Watchers International, Inc.	2,902	151,949

		764,532

Hotels, Restaurants & Leisure (4.1%)
Bally Technologies, Inc.*	4,462	199,496
Brinker International, Inc.	8,221	254,769
Chipotle Mexican Grill, Inc.*	37,895	11,272,247
Choice Hotels International, Inc.	301	10,120
Darden Restaurants, Inc.	14,030	632,332
Dunkin’ Brands Group, Inc.	7,767	257,709
International Game Technology	16,139	228,690
Las Vegas Sands Corp.	43,334	2,000,297
Marriott International, Inc., Class A	25,560	952,621
McDonald’s Corp.	202,328	17,847,353
Panera Bread Co., Class A*	3,090	490,785
Penn National Gaming, Inc.*	620	30,448
Starbucks Corp.	320,937	17,208,642
Starwood Hotels & Resorts Worldwide, Inc.	21,553	1,236,280
Wyndham Worldwide Corp.	15,911	846,624
Wynn Resorts Ltd.	198,172	22,292,368
Yum! Brands, Inc.	50,222	3,334,741

		79,095,522

Household Durables (0.1%)
D.R. Horton, Inc.	2,147	42,468
Garmin Ltd.	862	35,187
Jarden Corp.*	1,990	102,883
NVR, Inc.*	493	453,560
Tempur-Pedic International, Inc.*	6,495	204,527
Tupperware Brands Corp.	6,098	390,882

		1,229,507

Internet & Catalog Retail (0.8%)
Amazon.com, Inc.*	39,450	$9,907,473
Expedia, Inc.	5,960	366,242
Groupon, Inc.*	5,089	24,834
HomeAway, Inc.*	3,118	68,596
Liberty Interactive Corp.*	8,713	171,472
Liberty Ventures*	581	39,369
Netflix, Inc.*	6,054	561,690
priceline.com, Inc.*	5,430	3,373,116
TripAdvisor, Inc.*	9,453	396,648

		14,909,440

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	11,365	408,003
Mattel, Inc.	28,746	1,052,679
Polaris Industries, Inc.	7,055	593,678

		2,054,360

Media (1.7%)
AMC Networks, Inc., Class A*	6,228	308,286
Cablevision Systems Corp. - New York Group, Class A	2,339	34,945
CBS Corp., Class B	12,016	457,209
Charter Communications, Inc., Class A*	5,319	405,521
Cinemark Holdings, Inc.	12,528	325,477
Clear Channel Outdoor Holdings, Inc., Class A*	2,902	20,372
Comcast Corp., Class A	139,388	5,210,323
DIRECTV*	65,894	3,305,243
Discovery Communications, Inc., Class A*	26,053	1,653,844
DISH Network Corp., Class A	17,393	633,105
Interpublic Group of Cos., Inc.	3,127	34,459
John Wiley & Sons, Inc., Class A	2,217	86,308
Lamar Advertising Co., Class A*	7,249	280,899
Liberty Global, Inc., Class A*	28,606	1,801,892
Liberty Media Corp. - Liberty Capital*	770	89,328
Madison Square Garden Co., Class A*	414	18,361
McGraw-Hill Cos., Inc.	30,501	1,667,490
Morningstar, Inc.	2,618	164,489
News Corp., Class A	78,576	2,006,831
Omnicom Group, Inc.	29,729	1,485,261
Pandora Media, Inc.*	11,126	102,137
Regal Entertainment Group, Class A	3,285	45,826
Scripps Networks Interactive, Inc., Class A	9,264	536,571
Sirius XM Radio, Inc.	414,498	1,197,899
Time Warner Cable, Inc.	34,076	3,311,846
Viacom, Inc., Class B	57,557	3,035,556
Virgin Media, Inc.	30,290	1,113,157
Walt Disney Co.	71,725	3,571,188

		32,903,823

Multiline Retail (1.3%)
Big Lots, Inc.*	6,496	184,876
Dollar General Corp.*	506,974	22,352,484

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Dollar Tree, Inc.*	25,295	$1,025,965
Family Dollar Stores, Inc.	10,541	668,405
Kohl’s Corp.	1,831	78,696
Macy’s, Inc.	6,104	238,178
Nordstrom, Inc.	17,149	917,472
Target Corp.	4,038	238,928

		25,705,004

Specialty Retail (4.1%)
Aaron’s, Inc.	6,303	178,249
Advance Auto Parts, Inc.	8,017	580,030
American Eagle Outfitters, Inc.	16,585	340,158
Ascena Retail Group, Inc.*	13,400	247,766
AutoNation, Inc.*	2,039	80,948
AutoZone, Inc.*	4,151	1,471,239
Bed Bath & Beyond, Inc.*	25,352	1,417,430
CarMax, Inc.*	4,530	170,056
Chico’s FAS, Inc.	12,838	236,990
Dick’s Sporting Goods, Inc.	10,126	460,632
DSW, Inc., Class A	3,373	221,572
Foot Locker, Inc.	3,413	109,626
Gap, Inc.	33,036	1,025,437
GNC Holdings, Inc., Class A	7,514	250,066
Home Depot, Inc.	461,908	28,569,010
Limited Brands, Inc.	26,324	1,238,807
Lowe’s Cos., Inc.	355,117	12,613,756
O’Reilly Automotive, Inc.*	12,965	1,159,330
PetSmart, Inc.	11,820	807,779
Ross Stores, Inc.	24,704	1,337,722
Sally Beauty Holdings, Inc.*	15,825	372,995
Tiffany & Co.	11,608	665,603
TJX Cos., Inc.	528,726	22,444,419
Tractor Supply Co.	7,858	694,333
Ulta Salon Cosmetics & Fragrance, Inc.	6,858	673,867
Urban Outfitters, Inc.*	11,607	456,852
Williams-Sonoma, Inc.	5,411	236,839

		78,061,511

Textiles, Apparel & Luxury Goods (1.7%)
Carter’s, Inc.*	5,277	293,665
Coach, Inc.	31,337	1,739,517
Deckers Outdoor Corp.*	2,611	105,145
Fossil, Inc.*	5,957	554,597
Hanesbrands, Inc.*	10,639	381,089
Michael Kors Holdings Ltd.*	9,245	471,772
NIKE, Inc., Class B	503,594	25,985,450
PVH Corp.	7,082	786,173
Ralph Lauren Corp.	6,723	1,007,912
Under Armour, Inc., Class A*	8,471	411,098
VF Corp.	9,558	1,442,971

		33,179,389

Total Consumer Discretionary		281,494,456

Consumer Staples (5.5%)
Beverages (2.0%)
Anheuser-Busch InBev N.V. (ADR)	92,777	8,109,637
Brown-Forman Corp., Class B	14,257	901,755
Coca-Cola Co.	423,615	15,356,044
Coca-Cola Enterprises, Inc.	2,389	$75,803
Dr. Pepper Snapple Group, Inc.	23,100	1,020,558
Monster Beverage Corp.*	15,718	831,168
PepsiCo, Inc.	170,544	11,670,326

		37,965,291

Food & Staples Retailing (1.1%)
Costco Wholesale Corp.	47,244	4,666,290
CVS Caremark Corp.	28,229	1,364,872
Fresh Market, Inc.*	2,998	144,174
Kroger Co.	57,533	1,497,009
Safeway, Inc.	3,595	65,033
Sysco Corp.	33,663	1,065,771
Wal-Mart Stores, Inc.	145,415	9,921,665
Whole Foods Market, Inc.	20,017	1,828,153

		20,552,967

Food Products (0.6%)
Campbell Soup Co.	14,974	522,443
Dean Foods Co.*	17,264	285,029
Flowers Foods, Inc.	12,229	284,569
General Mills, Inc.	55,270	2,233,461
Green Mountain Coffee Roasters, Inc.*	12,699	525,231
H.J. Heinz Co.	21,733	1,253,559
Hershey Co.	16,365	1,181,880
Hillshire Brands Co.	11,028	310,328
Hormel Foods Corp.	8,374	261,352
Ingredion, Inc.	1,784	114,943
Kellogg Co.	24,902	1,390,777
Kraft Foods Group, Inc.	3,352	152,415
McCormick & Co., Inc. (Non-Voting)	14,460	918,644
Mead Johnson Nutrition Co.	22,234	1,464,998
Mondelez International, Inc., Class A	10,055	256,101
WhiteWave Foods Co., Class A*	1,442	22,409

		11,178,139

Household Products (0.5%)
Church & Dwight Co., Inc.	9,346	500,665
Clorox Co.	868	63,555
Colgate-Palmolive Co.	47,723	4,988,962
Kimberly-Clark Corp.	38,227	3,227,506
Procter & Gamble Co.	21,813	1,480,885

		10,261,573

Personal Products (0.1%)
Avon Products, Inc.	36,306	521,354
Estee Lauder Cos., Inc., Class A	25,095	1,502,187
Herbalife Ltd.	12,742	419,721
Nu Skin Enterprises, Inc., Class A	5,851	216,780

		2,660,042

Tobacco (1.2%)
Altria Group, Inc.	172,188	5,410,147
Lorillard, Inc.	14,233	1,660,564
Philip Morris International, Inc.	170,920	14,295,749
Reynolds American, Inc.	12,062	499,728

		21,866,188

Total Consumer Staples		104,484,200

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Energy (2.8%)
Energy Equipment & Services (0.9%)
Atwood Oceanics, Inc.*	1,958	$89,657
Cameron International Corp.*	20,627	1,164,600
CARBO Ceramics, Inc.	2,153	168,666
Dresser-Rand Group, Inc.*	8,249	463,099
FMC Technologies, Inc.*	26,075	1,116,792
Halliburton Co.	32,108	1,113,827
Helmerich & Payne, Inc.	2,417	135,376
National Oilwell Varco, Inc.	10,597	724,305
Oceaneering International, Inc.	11,811	635,314
Oil States International, Inc.*	5,152	368,574
RPC, Inc.	5,861	71,739
Schlumberger Ltd.	145,419	10,076,082
SEACOR Holdings, Inc.	1,035	86,733

		16,214,764

Oil, Gas & Consumable Fuels (1.9%)
Cabot Oil & Gas Corp.	22,882	1,138,151
Cheniere Energy, Inc.*	15,292	287,184
Cobalt International Energy, Inc.*	18,901	464,209
Concho Resources, Inc.*	11,344	913,873
Continental Resources, Inc.*	4,600	338,054
EOG Resources, Inc.	29,398	3,550,984
Golar LNG Ltd.	4,743	174,448
Kinder Morgan, Inc.	657,317	23,223,010
Kosmos Energy Ltd.*	7,707	95,181
Laredo Petroleum Holdings, Inc.*	1,996	36,247
Noble Energy, Inc.	4,304	437,889
Pioneer Natural Resources Co.	11,202	1,194,021
Range Resources Corp.	17,686	1,111,211
SM Energy Co.	5,828	304,280
Southwestern Energy Co.*	13,173	440,110
Whiting Petroleum Corp.*	1,822	79,020
Williams Cos., Inc.	73,522	2,407,110
World Fuel Services Corp.	2,509	103,295

		36,298,277

Total Energy		52,513,041

Financials (6.0%)
Capital Markets (0.3%)
Affiliated Managers Group, Inc.*	4,178	543,767
BlackRock, Inc.	7,430	1,535,855
Eaton Vance Corp.	12,595	401,151
Federated Investors, Inc., Class B	8,348	168,880
Franklin Resources, Inc.	3,522	442,716
Lazard Ltd., Class A	12,468	372,045
LPL Financial Holdings, Inc.	4,756	133,929
SEI Investments Co.	14,970	349,400
T. Rowe Price Group, Inc.	27,818	1,811,786
Waddell & Reed Financial, Inc., Class A	9,416	327,865

		6,087,394

Commercial Banks (2.5%)
Signature Bank/New York*	912	65,062
U.S. Bancorp	551,062	17,600,920
Wells Fargo & Co.	889,204	$30,392,993

		48,058,975

Consumer Finance (0.6%)
American Express Co.	182,529	10,491,767

Diversified Financial Services (0.6%)
CBOE Holdings, Inc.	8,250	243,045
Citigroup, Inc.	234,486	9,276,266
IntercontinentalExchange, Inc.*	7,933	982,185
Leucadia National Corp.	5,081	120,877
Moody’s Corp.	21,391	1,076,395
MSCI, Inc.*	13,255	410,772

		12,109,540

Insurance (1.1%)
Allied World Assurance Co. Holdings AG	2,022	159,333
American International Group, Inc.*	457,670	16,155,751
Aon plc	3,026	168,245
Arch Capital Group Ltd.*	1,655	72,853
Arthur J. Gallagher & Co.	12,926	447,886
Brown & Brown, Inc.	1,224	31,163
Endurance Specialty Holdings Ltd.	526	20,877
Erie Indemnity Co., Class A	2,817	194,993
Hanover Insurance Group, Inc.	2,236	86,623
Marsh & McLennan Cos., Inc.	47,179	1,626,260
Travelers Cos., Inc.	18,411	1,322,278
Validus Holdings Ltd.	1,484	51,317

		20,337,579

Real Estate Investment Trusts (REITs) (0.9%)
American Campus Communities, Inc. (REIT)	986	45,484
American Tower Corp. (REIT)	43,028	3,324,774
Apartment Investment & Management Co. (REIT), Class A	11,158	301,935
Boston Properties, Inc. (REIT)	2,761	292,141
BRE Properties, Inc. (REIT)	2,376	120,772
Camden Property Trust (REIT)	6,593	449,709
Digital Realty Trust, Inc. (REIT)	13,279	901,511
Equity Lifestyle Properties, Inc. (REIT)	3,720	250,319
Equity Residential (REIT)	2,590	146,775
Essex Property Trust, Inc. (REIT)	3,840	563,136
Extra Space Storage, Inc. (REIT)	7,125	259,279
Federal Realty Investment Trust (REIT)	5,471	569,093
HCP, Inc. (REIT)	3,455	156,097
Home Properties, Inc. (REIT)	2,834	173,753
Kilroy Realty Corp. (REIT)	613	29,038
Mid-America Apartment Communities, Inc. (REIT)	4,215	272,921
Plum Creek Timber Co., Inc. (REIT)	17,611	781,400
Post Properties, Inc. (REIT)	2,425	121,129

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Public Storage (REIT)	15,559	$2,255,433
Rayonier, Inc. (REIT)	10,576	548,154
Regency Centers Corp. (REIT)	5,904	278,197
Simon Property Group, Inc. (REIT)	27,805	4,395,692
Tanger Factory Outlet Centers (REIT)	10,102	345,488
Taubman Centers, Inc. (REIT)	2,150	169,248
Weyerhaeuser Co. (REIT)	18,755	521,764

		17,273,242

Real Estate Management & Development (0.0%)
Alexander & Baldwin, Inc.*	348	10,221
CBRE Group, Inc., Class A*	35,776	711,942
Realogy Holdings Corp.*	1,366	57,317
St. Joe Co.*	905	20,888

		800,368

Thrifts & Mortgage Finance (0.0%)
People’s United Financial, Inc.	7,953	96,152

Total Financials		115,255,017

Health Care (10.5%)
Biotechnology (4.2%)
Alexion Pharmaceuticals, Inc.*	20,947	1,965,038
Amgen, Inc.	84,806	7,320,454
ARIAD Pharmaceuticals, Inc.*	18,074	346,659
Biogen Idec, Inc.*	197,894	29,025,113
BioMarin Pharmaceutical, Inc.*	13,324	656,207
Celgene Corp.*	48,035	3,781,315
Gilead Sciences, Inc.*	445,255	32,703,980
Incyte Corp.*	10,492	174,272
Medivation, Inc.*	7,907	404,522
Myriad Genetics, Inc.*	9,256	252,226
Onyx Pharmaceuticals, Inc.*	7,020	530,221
Regeneron Pharmaceuticals, Inc.*	8,423	1,440,923
United Therapeutics Corp.*	5,510	294,344
Vertex Pharmaceuticals, Inc.*	23,016	965,291

		79,860,565

Health Care Equipment & Supplies (2.3%)
Abbott Laboratories	162,650	10,653,575
Baxter International, Inc.	54,937	3,662,100
Becton, Dickinson and Co.	20,601	1,610,792
C.R. Bard, Inc.	9,152	894,516
Cooper Cos., Inc.	1,539	142,327
Covidien plc	2,683	154,916
DENTSPLY International, Inc.	6,895	273,111
Edwards Lifesciences Corp.*	12,497	1,126,855
IDEXX Laboratories, Inc.*	6,002	556,986
Intuitive Surgical, Inc.*	42,172	20,679,884
Medtronic, Inc.	6,900	283,038
ResMed, Inc.	15,568	647,162
Sirona Dental Systems, Inc.*	1,122	72,324
St. Jude Medical, Inc.	26,385	953,554
Stryker Corp.	24,856	1,362,606
Thoratec Corp.*	6,399	240,090
Varian Medical Systems, Inc.*	12,160	854,118
Zimmer Holdings, Inc.	1,921	128,054

		44,296,008

Health Care Providers & Services (1.7%)
AmerisourceBergen Corp.	25,684	$1,109,035
Cardinal Health, Inc.	20,380	839,248
Catamaran Corp.*	22,314	1,051,213
DaVita HealthCare Partners, Inc.*	10,251	1,133,043
Express Scripts Holding Co.*	440,120	23,766,480
HCA Holdings, Inc.	11,659	351,752
Henry Schein, Inc.*	5,567	447,921
Laboratory Corp. of America Holdings*	10,556	914,361
McKesson Corp.	25,669	2,488,866
Patterson Cos., Inc.	9,434	322,926
Quest Diagnostics, Inc.	2,042	118,987
Tenet Healthcare Corp.*	770	25,002
Universal Health Services, Inc., Class B	610	29,493
WellPoint, Inc.	2,237	136,278

		32,734,605

Health Care Technology (0.1%)
Cerner Corp.*	15,800	1,226,712

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.	37,908	1,551,954
Bruker Corp.*	10,164	155,204
Charles River Laboratories International, Inc.*	3,388	126,948
Covance, Inc.*	411	23,743
Illumina, Inc.*	13,462	748,353
Life Technologies Corp.*	1,831	89,866
Mettler-Toledo International, Inc.*	3,429	662,826
Techne Corp.	4,016	274,453
Waters Corp.*	9,692	844,367

		4,477,714

Pharmaceuticals (2.0%)
Allergan, Inc.	33,095	3,035,804
Bristol-Myers Squibb Co.	752,318	24,518,044
Eli Lilly and Co.	40,672	2,005,943
Endo Health Solutions, Inc.*	8,039	211,185
Johnson & Johnson	67,383	4,723,548
Mylan, Inc.*	40,677	1,117,804
Perrigo Co.	10,187	1,059,754
Salix Pharmaceuticals Ltd.*	6,332	256,319
Warner Chilcott plc, Class A	18,272	219,995
Watson Pharmaceuticals, Inc.*	13,894	1,194,884

		38,343,280

Total Health Care		200,938,884

Industrials (7.1%)
Aerospace & Defense (2.4%)
B/E Aerospace, Inc.*	10,674	527,296
Boeing Co.	73,758	5,558,403
Honeywell International, Inc.	84,967	5,392,855
Lockheed Martin Corp.	25,329	2,337,613
Precision Castparts Corp.	118,910	22,523,932
Rockwell Collins, Inc.	15,816	920,017
Spirit AeroSystems Holdings, Inc., Class A*	2,847	48,314

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Textron, Inc.	1,942	$48,142
TransDigm Group, Inc.	5,570	759,525
Triumph Group, Inc.	1,853	121,001
United Technologies Corp.	99,380	8,150,154

		46,387,252

Air Freight & Logistics (0.4%)
C.H. Robinson Worldwide, Inc.	17,733	1,121,080
Expeditors International of Washington, Inc.	20,939	828,138
FedEx Corp.	2,167	198,757
United Parcel Service, Inc., Class B	78,995	5,824,301

		7,972,276

Airlines (0.1%)
Copa Holdings S.A., Class A	2,918	290,195
Delta Air Lines, Inc.*	59,207	702,787
Southwest Airlines Co.	16,244	166,338
United Continental Holdings, Inc.*	36,212	846,637

		2,005,957

Building Products (0.1%)
Armstrong World Industries, Inc.	2,308	117,085
Fortune Brands Home & Security, Inc.*	2,873	83,949
Lennox International, Inc.	5,558	291,906
Masco Corp.	38,943	648,791

		1,141,731

Commercial Services & Supplies (0.1%)
Cintas Corp.	5,383	220,165
Clean Harbors, Inc.*	5,179	284,897
Copart, Inc.*	11,111	327,774
Covanta Holding Corp.	952	17,536
Iron Mountain, Inc.	16,837	522,789
Pitney Bowes, Inc.	11,439	121,711
Rollins, Inc.	6,965	153,509
Stericycle, Inc.*	9,278	865,359
Waste Connections, Inc.	856	28,924

		2,542,664

Construction & Engineering (0.1%)
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	6,515	301,970
Fluor Corp.	13,777	809,261

		1,111,231

Electrical Equipment (0.5%)
AMETEK, Inc.	26,292	987,791
Babcock & Wilcox Co.	12,936	338,923
Eaton Corp. plc	9,273	502,597
Emerson Electric Co.	67,278	3,563,043
General Cable Corp.*	357	10,856
Hubbell, Inc., Class B	5,348	452,601
Polypore International, Inc.*	5,075	235,988
Rockwell Automation, Inc.	15,564	1,307,220
Roper Industries, Inc.	10,625	1,184,475

		8,583,494

Industrial Conglomerates (0.4%)
3M Co.	68,022	$6,315,843
Carlisle Cos., Inc.	634	37,254
Danaher Corp.	21,587	1,206,713

		7,559,810

Machinery (1.5%)
Caterpillar, Inc.	71,153	6,373,886
Colfax Corp.*	962	38,817
Cummins, Inc.	76,488	8,287,475
Deere & Co.	43,372	3,748,208
Donaldson Co., Inc.	16,238	533,256
Flowserve Corp.	5,146	755,433
Graco, Inc.	6,592	339,422
IDEX Corp.	1,778	82,730
Illinois Tool Works, Inc.	43,832	2,665,424
Ingersoll-Rand plc	26,712	1,281,108
ITT Corp.	2,321	54,451
Joy Global, Inc.	11,540	736,021
Lincoln Electric Holdings, Inc.	9,128	444,351
Manitowoc Co., Inc.	10,990	172,323
Nordson Corp.	6,502	410,406
PACCAR, Inc.	8,791	397,441
Pall Corp.	12,628	760,963
Parker Hannifin Corp.	7,413	630,550
Snap-on, Inc.	1,261	99,606
SPX Corp.	1,669	117,080
Timken Co.	777	37,164
Toro Co.	6,529	280,616
Valmont Industries, Inc.	2,545	347,520
WABCO Holdings, Inc.*	6,521	425,104
Wabtec Corp.	5,253	459,848
Xylem, Inc.	2,171	58,834

		29,538,037

Marine (0.0%)
Kirby Corp.*	4,515	279,433
Matson, Inc.	348	8,603

		288,036

Professional Services (0.1%)
Dun & Bradstreet Corp.	3,294	259,073
Equifax, Inc.	11,815	639,428
IHS, Inc., Class A*	5,491	527,136
Nielsen Holdings N.V.*	3,302	101,008
Robert Half International, Inc.	15,592	496,138
Verisk Analytics, Inc., Class A*	13,831	705,381

		2,728,164

Road & Rail (1.2%)
Con-way, Inc.	3,336	92,807
CSX Corp.	76,716	1,513,607
Hertz Global Holdings, Inc.*	15,339	249,565
J.B. Hunt Transport Services, Inc.	9,793	584,740
Kansas City Southern	9,355	780,955
Landstar System, Inc.	5,121	268,648
Union Pacific Corp.	151,880	19,094,354

		22,584,676

Trading Companies & Distributors (0.2%)
Fastenal Co.	32,286	1,507,433
MRC Global, Inc.*	1,434	39,837

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
MSC Industrial Direct Co., Inc., Class A	4,968	$374,488
United Rentals, Inc.*	10,222	465,305
W.W. Grainger, Inc.	6,371	1,289,299

		3,676,362

Total Industrials		136,119,690

Information Technology (19.2%)
Communications Equipment (1.3%)
Acme Packet, Inc.*	6,346	140,374
EchoStar Corp., Class A*	1,067	36,513
F5 Networks, Inc.*	8,658	841,125
Harris Corp.	3,686	180,467
Motorola Solutions, Inc.	31,849	1,773,352
Palo Alto Networks, Inc.*	551	29,489
QUALCOMM, Inc.	345,023	21,398,326
Riverbed Technology, Inc.*	17,289	340,939

		24,740,585

Computers & Peripherals (3.7%)
Apple, Inc.	117,761	62,770,147
Diebold, Inc.	578	17,693
EMC Corp.*	228,965	5,792,814
Fusion-io, Inc.*	7,356	168,673
NCR Corp.*	17,318	441,263
NetApp, Inc.*	26,561	891,121
Stratasys Ltd.*	1,392	111,569
Western Digital Corp.	9,815	417,039

		70,610,319

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp., Class A	17,667	1,143,055
Dolby Laboratories, Inc., Class A	3,208	94,090
FLIR Systems, Inc.	13,622	303,907
IPG Photonics Corp.	3,475	231,609
Jabil Circuit, Inc.	3,697	71,315
National Instruments Corp.	10,178	262,694
Trimble Navigation Ltd.*	13,641	815,459

		2,922,129

Internet Software & Services (4.7%)
Akamai Technologies, Inc.*	18,055	738,630
AOL, Inc.*	2,519	74,587
eBay, Inc.*	404,935	20,659,784
Equinix, Inc.*	79,228	16,336,814
Facebook, Inc., Class A*	45,932	1,223,169
Google, Inc., Class A*	67,753	48,061,946
IAC/InterActiveCorp	1,311	62,010
LinkedIn Corp., Class A*	6,748	774,805
Rackspace Hosting, Inc.*	11,895	883,442
VeriSign, Inc.*	15,851	615,336

		89,430,523

IT Services (5.2%)
Accenture plc, Class A	304,466	20,246,989
Alliance Data Systems Corp.*	5,491	794,877
Automatic Data Processing, Inc.	53,333	3,040,514
Broadridge Financial Solutions, Inc.	13,621	311,649
Cognizant Technology Solutions Corp., Class A*	33,204	2,458,756
DST Systems, Inc.	614	$37,208
Fiserv, Inc.*	12,309	972,780
FleetCor Technologies, Inc.*	5,310	284,882
Gartner, Inc.*	10,173	468,161
Genpact Ltd.	11,087	171,849
Global Payments, Inc.	8,567	388,085
International Business Machines Corp.	118,864	22,768,399
Jack Henry & Associates, Inc.	9,522	373,834
Lender Processing Services, Inc.	9,217	226,923
Mastercard, Inc., Class A	11,824	5,808,895
NeuStar, Inc., Class A*	7,294	305,837
Paychex, Inc.	32,941	1,025,783
SAIC, Inc.	10,966	124,135
Teradata Corp.*	18,397	1,138,590
Total System Services, Inc.	15,163	324,791
Vantiv, Inc., Class A*	4,302	87,847
VeriFone Systems, Inc.*	11,738	348,384
Visa, Inc., Class A	242,652	36,781,190
Western Union Co.	66,842	909,720

		99,400,078

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	824	32,367

Semiconductors & Semiconductor Equipment (1.0%)
Advanced Micro Devices, Inc.*	68,543	164,503
Altera Corp.	35,183	1,211,703
Analog Devices, Inc.	2,766	116,338
Atmel Corp.*	4,437	29,062
Avago Technologies Ltd.	25,028	792,386
Broadcom Corp., Class A*	37,253	1,237,172
Cypress Semiconductor Corp.*	9,771	105,918
Freescale Semiconductor Ltd.*	5,016	55,226
Intel Corp.	407,617	8,409,139
Lam Research Corp.*	6,283	227,005
Linear Technology Corp.	25,104	861,067
LSI Corp.*	62,042	439,257
Maxim Integrated Products, Inc.	15,933	468,430
Microchip Technology, Inc.	21,111	688,008
Silicon Laboratories, Inc.*	4,265	178,320
Skyworks Solutions, Inc.*	18,428	374,088
Teradyne, Inc.*	2,315	39,100
Texas Instruments, Inc.	83,858	2,594,567
Xilinx, Inc.	28,779	1,033,166

		19,024,455

Software (3.2%)
Adobe Systems, Inc.*	31,001	1,168,118
ANSYS, Inc.*	10,158	684,040
Autodesk, Inc.*	25,198	890,749
BMC Software, Inc.*	17,566	696,668
CA, Inc.	2,156	47,389
Cadence Design Systems, Inc.*	29,951	404,638
Citrix Systems, Inc.*	20,304	1,334,988
Compuware Corp.*	1,358	14,761
Concur Technologies, Inc.*	4,970	335,574
FactSet Research Systems, Inc.	4,898	431,318
Fortinet, Inc.*	14,241	300,058
Informatica Corp.*	11,806	357,958
Intuit, Inc.	32,024	1,905,428

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
MICROS Systems, Inc.*	8,762	$371,859
Microsoft Corp.	820,806	21,940,144
NetSuite, Inc.*	3,422	230,301
Nuance Communications, Inc.*	26,351	588,154
Oracle Corp.	416,651	13,882,811
Red Hat, Inc.*	21,031	1,113,802
Rovi Corp.*	2,306	35,582
Salesforce.com, Inc.*	15,127	2,542,849
ServiceNow, Inc.*	1,147	34,444
SolarWinds, Inc.*	6,719	352,412
Solera Holdings, Inc.	7,578	405,196
Splunk, Inc.*	1,645	47,738
Symantec Corp.*	4,482	84,306
Synopsys, Inc.*	1,123	35,756
TIBCO Software, Inc.*	17,989	395,938
VMware, Inc., Class A*	105,457	9,927,722
Workday, Inc., Class A*	2,129	116,030
Zynga, Inc., Class A*	15,423	36,553

		60,713,284

Total Information Technology		366,873,740

Materials (2.6%)
Chemicals (2.4%)
Airgas, Inc.	7,489	683,671
Albemarle Corp.	5,486	340,790
Celanese Corp.	17,056	759,504
CF Industries Holdings, Inc.	1,589	322,821
E.I. du Pont de Nemours & Co.	102,181	4,595,080
Eastman Chemical Co.	13,655	929,223
Ecolab, Inc.	28,357	2,038,868
FMC Corp.	14,955	875,167
International Flavors & Fragrances, Inc.	8,840	588,214
Intrepid Potash, Inc.	2,789	59,378
LyondellBasell Industries N.V., Class A	2,558	146,036
Monsanto Co.	265,798	25,157,781
NewMarket Corp.	955	250,401
PPG Industries, Inc.	16,607	2,247,757
Praxair, Inc.	32,571	3,564,896
Rockwood Holdings, Inc.	2,255	111,532
RPM International, Inc.	5,580	163,829
Scotts Miracle-Gro Co., Class A	4,048	178,314
Sherwin-Williams Co.	9,471	1,456,829
Sigma-Aldrich Corp.	13,183	970,005
Valspar Corp.	10,153	633,547
W.R. Grace & Co.*	7,438	500,057
Westlake Chemical Corp.	516	40,919

		46,614,619

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	2,545	239,943

Containers & Packaging (0.1%)
AptarGroup, Inc.	2,440	116,437
Ball Corp.	17,087	764,643
Crown Holdings, Inc.*	3,897	143,449
Owens-Illinois, Inc.*	13,310	283,104
Packaging Corp. of America	9,816	377,621
Rock-Tenn Co., Class A	887	62,010
Silgan Holdings, Inc.	5,353	222,631

		1,969,895

Metals & Mining (0.1%)
Allied Nevada Gold Corp.*	9,804	$295,395
Carpenter Technology Corp.	407	21,013
Compass Minerals International, Inc.	3,607	269,479
Molycorp, Inc.*	1,992	18,804
Royal Gold, Inc.	6,827	555,103
Southern Copper Corp.	13,239	501,229
Steel Dynamics, Inc.	5,163	70,888
Tahoe Resources, Inc.*	1,888	34,588

		1,766,499

Total Materials		50,590,956

Telecommunication Services (0.9%)
Diversified Telecommunication Services (0.7%)
Level 3 Communications, Inc.*	9,110	210,532
tw telecom, Inc.*	16,413	418,039
Verizon Communications, Inc.	309,803	13,405,176
Windstream Corp.	38,114	315,584

		14,349,331

Wireless Telecommunication Services (0.2%)
Crown Castle International Corp.*	31,952	2,305,656
SBA Communications Corp., Class A*	13,225	939,240

		3,244,896

Total Telecommunication Services		17,594,227

Utilities (0.1%)
Electric Utilities (0.0%)
ITC Holdings Corp.	5,603	430,927

Gas Utilities (0.1%)
ONEOK, Inc.	22,666	968,972
Questar Corp.	4,374	86,430

		1,055,402

Water Utilities (0.0%)
Aqua America, Inc.	1,732	44,027

Total Utilities		1,530,356

Total Common Stocks (69.4%) (Cost $935,515,777)		1,327,394,567

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs) (10.1%)
iShares Core S&P 500 ETF	5,579	798,243
iShares Morningstar Large Core Index Fund	5,123	420,188
iShares Morningstar Large Growth Index Fund‡	684,465	52,361,571
iShares Morningstar Large Value Index Fund	3,968	255,817
iShares NYSE 100 Index Fund	5,794	383,621
iShares Russell 1000 Growth Index Fund	1,086,873	71,179,313
iShares Russell 1000 Index Fund	3,225	255,259
iShares Russell 1000 Value Index Fund	7,290	530,858

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
iShares S&P 100 Index Fund	2,587	$167,327
iShares S&P 500 Growth Index Fund	377,950	28,625,933
iShares S&P 500 Value Index Fund	8,104	538,025
Vanguard Growth ETF	512,322	36,482,450
Vanguard Value ETF	14,100	829,080

Total Investment Companies (10.1%) (Cost $139,280,822)		192,827,685

Total Investments (79.5%) (Cost $1,074,796,599)		1,520,222,252
Other Assets Less Liabilities (20.5%)		392,159,547

Net Assets (100%)		$1,912,381,799

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

Glossary:

ADR	— American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2012, were as follows:

Securities	Market Value December 31, 2011	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)
iShares Morningstar Large Growth Index Fund	$47,864,202	$420,224	$3,197,755	$52,361,571	$685,679	$447,721

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	1,283	March-13	$68,792,805	$68,133,715	$(659,090)
S&P 500 E-Mini Index	3,916	March-13	278,679,462	278,055,580	(623,882)

					$(1,282,972)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$281,494,456	$—	$—	$281,494,456
Consumer Staples	104,484,200	—	—	104,484,200
Energy	52,513,041	—	—	52,513,041
Financials	115,255,017	—	—	115,255,017
Health Care	200,938,884	—	—	200,938,884

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Industrials	$136,119,690	$—	$—	$136,119,690
Information Technology	366,873,740	—	—	366,873,740
Materials	50,590,956	—	—	50,590,956
Telecommunication Services	17,594,227	—	—	17,594,227
Utilities	1,530,356	—	—	1,530,356
Investment Companies
Exchange Traded Funds (ETFs)	192,827,685	—	—	192,827,685

Total Assets	$1,520,222,252	$—	$—	$1,520,222,252

Liabilities:
Futures	$(1,282,972)	$—	$—	$(1,282,972)

Total Liabilities	$(1,282,972)	$—	$—	$(1,282,972)

Total	$1,518,939,280	$—	$—	$1,518,939,280

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(1,282,972	) *
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(1,282,972)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The	Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	39,470,325	—	—	39,470,325
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$39,470,325	$—	$—	$39,470,325

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(3,006,055)	—	—	(3,006,055)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(3,006,055)	$—	$—	$(3,006,055)

The Portfolio held futures contracts with an average notional value of approximately $240,446,000 during the year ended December 31,2012.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$501,682,100
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,099,551,699

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$428,240,048
Aggregate gross unrealized depreciation	(12,535,047)

Net unrealized appreciation	$415,705,001

Federal income tax cost of investments	$1,104,517,251

The Portfolio has a net capital loss carryforward of $552,087,575, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $120,021,396 during 2012.

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $55,214,167 for Long Term during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Affiliated Issuers (Cost $34,528,585)	$52,361,571
Unaffiliated Issuers (Cost $1,040,268,014)	1,467,860,681
Cash	367,143,381
Cash held as collateral at broker	18,029,000
Due from broker for futures variation margin	8,856,092
Receivable for securities sold	906,296
Dividends, interest and other receivables	857,833
Receivable from Separate Accounts for Trust shares sold	143,412
Other assets	10,410

Total assets	1,916,168,676

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	2,246,136
Investment management fees payable	812,062
Administrative fees payable	254,632
Distribution fees payable - Class IB	196,818
Distribution fees payable - Class IA	1,960
Trustees’ fees payable	775
Accrued expenses	274,494

Total liabilities	3,786,877

NET ASSETS	$1,912,381,799

Net assets were comprised of:
Paid in capital	$2,068,635,076
Accumulated undistributed net investment income (loss)	226,577
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(600,622,535)
Net unrealized appreciation (depreciation) on investments and futures	444,142,681

Net assets	$1,912,381,799

Class IA
Net asset value, offering and redemption price per share, $9,304,992 / 504,104 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.46

Class IB
Net asset value, offering and redemption price per share, $926,855,040 / 51,352,173 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.05

Class K
Net asset value, offering and redemption price per share, $976,221,767 / 52,890,101 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.46

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends ($685,679 of dividend income received from affiliates) (net of $5,477 foreign withholding tax)	$29,962,890
Interest	259,737

Total income	30,222,627

EXPENSES
Investment management fees	10,285,596
Administrative fees	3,229,452
Distribution fees - Class IB	2,411,692
Printing and mailing expenses	233,271
Custodian fees	116,500
Professional fees	111,314
Trustees’ fees	59,702
Distribution fees - Class IA	23,517
Miscellaneous	38,311

Gross expenses	16,509,355
Less: Fees paid indirectly	(12,801)

Net expenses	16,496,554

NET INVESTMENT INCOME (LOSS)	13,726,073

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($447,721 of realized gain (loss) from affiliates)	149,688,312
Futures	39,470,325
Foreign currency transactions	(18,467)

Net realized gain (loss)	189,140,170

Change in unrealized appreciation (depreciation) on:
Securities ($7,274,900 of change in unrealized appreciation (depreciation) from affiliates)	74,263,747
Futures	(3,006,055)

Net change in unrealized appreciation (depreciation)	71,257,692

NET REALIZED AND UNREALIZED GAIN (LOSS)	260,397,862

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$274,123,935

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$13,726,073	$11,460,066
Net realized gain (loss) on investments, futures and foreign currency transactions	189,140,170	(38,828,561)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	71,257,692	(58,371,162)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	274,123,935	(85,739,657)

DIVIDENDS:
Dividends from net investment income
Class IA	(54,020)	(108,144)
Class IB	(5,419,393)	(3,915,306)
Class K†	(8,160,525)	(7,316,666)

TOTAL DIVIDENDS	(13,633,938)	(11,340,116)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 61,983 and 6,638,698 shares, respectively ]	1,128,671	108,918,665
Capital shares issued in connection with merger (Note 9) [ 0 and 87,000 shares, respectively ]	—	1,560,495
Capital shares issued in reinvestment of dividends [ 2,921 and 6,834 shares, respectively ]	54,020	108,144
Capital shares repurchased [ (93,475) and (70,760,990) shares, respectively ]	(1,698,563)	(1,143,960,105	)(z)

Total Class IA transactions	(515,872)	(1,033,372,801)

Class IB
Capital shares sold [ 2,572,863 and 2,407,028 shares, respectively ]	45,381,550	40,025,181
Capital shares issued in connection with merger (Note 9) [ 0 and 21,272,958 shares, respectively ]	—	373,711,126
Capital shares issued in reinvestment of dividends [ 299,664 and 252,719 shares, respectively ]	5,419,393	3,915,306
Capital shares repurchased [ (8,619,283) and (8,892,689) shares, respectively ]	(153,384,159)	(148,564,231)

Total Class IB transactions	(102,583,216)	269,087,382

Class K†
Capital shares sold [ 652,551 and 69,282,366 shares, respectively ]	11,770,427	1,115,056,894	(z)
Capital shares issued in reinvestment of dividends [ 441,283 and 461,835 shares, respectively ]	8,160,525	7,316,666
Capital shares repurchased [ (15,409,145) and (2,538,789) shares, respectively ]	(282,029,646)	(41,123,751)

Total Class K transactions	(262,098,694)	1,081,249,809

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(365,197,782)	316,964,390

TOTAL INCREASE (DECREASE) IN NET ASSETS	(104,707,785)	219,884,617
NET ASSETS:
Beginning of year	2,017,089,584	1,797,204,967

End of year (a)	$1,912,381,799	$2,017,089,584

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$226,577	$308,498

† Class K commenced operations on August 26, 2011.

(z)  On August 26, 2011, certain affiliated shareholders of the EQ/Large Cap Growth PLUS Portfolio exchanged approximately 64,406,965 Class IA shares for approximately 64,406,965 Class K shares. This exchange amounted to approximately $1,035,030,569.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010		2009		2008
Net asset value, beginning of year	$16.33	$17.00	$14.95		$11.32		$18.12

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.11 (e)	0.10	(e)	0.13	(e)	0.14	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.14	(0.67)	2.05		3.71		(6.89)

Total from investment operations	2.24	(0.56)	2.15		3.84		(6.75)

Less distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.10)		(0.21)		(0.05)

Net asset value, end of year	$18.46	$16.33	$17.00		$14.95		$11.32

Total return	13.70%	(3.27)%	14.40%		33.93%		(37.28)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$9,305	$8,697	$1,097,259		$939,856		$2,408,216
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.93%	0.67%	0.68%		0.70%		0.73%
After waivers, reimbursements and fees paid indirectly (f)	0.93%	0.67%	0.68%		0.69%		0.73%
Before waivers, reimbursements and fees paid indirectly (f)	0.93%	0.68%	0.69%		0.70%		0.74%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.54%	0.61%	0.65%		1.10%		0.18%
After waivers, reimbursements and fees paid indirectly (f)	0.54%	0.61%	0.65%		1.10%		0.18%
Before waivers, reimbursements and fees paid indirectly (f)	0.54%	0.61%	0.64%		1.10%		0.17%
Portfolio turnover rate	28%	39%	39%		43%		33%

	Year Ended December 31,
Class IB	2012	2011	2010		2009		2008
Net asset value, beginning of year	$15.96	$16.64	$14.59		$10.95		$17.75

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.06 (e)	0.06	(e)	0.12	(e)	0.07	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.10	(0.67)	2.05		3.68		(6.85)

Total from investment operations	2.20	(0.61)	2.11		3.80		(6.78)

Less distributions:
Dividends from net investment income	(0.11)	(0.07)	(0.06)		(0.16)		(0.02)

Net asset value, end of year	$18.05	$15.96	$16.64		$14.59		$10.95

Total return	13.76%	(3.66)%	14.46%		34.77%		(38.28)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$926,855	$911,391	$699,946		$679,158		$537,379
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.93%	0.92%	0.93	%(c)	0.95	%(c)	0.98	%(c)
After waivers, reimbursements and fees paid indirectly (f)	0.93%	0.92%	0.93	%(c)	0.94%		0.98	%(c)
Before waivers, reimbursements and fees paid indirectly (f)	0.93%	0.93%	0.94%		0.95	%(c)	0.99	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.54%	0.35%	0.43%		0.94%		0.48%
After waivers, reimbursements and fees paid indirectly (f)	0.54%	0.35%	0.43%		0.95%		0.49%
Before waivers, reimbursements and fees paid indirectly (f)	0.54%	0.34%	0.42%		0.94%		0.47%
Portfolio turnover rate	28%	39%	39%		43%		33%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$16.32	$15.80

Income (loss) from investment operations:
Net investment income (loss)	0.14 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.16	0.57

Total from investment operations	2.30	0.63

Less distributions:
Dividends from net investment income	(0.16)	(0.11)

Net asset value, end of period	$18.46	$16.32

Total return (b)	14.06%	4.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$976,222	$1,097,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.68%	0.68%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.68%	0.68%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.68%	0.68%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.78%	1.06%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.78%	1.07%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.78%	1.06%
Portfolio turnover rate	28%	39%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	16.56%	(7.05)%	(4.17)%
Portfolio – Class IB Shares*	16.61	(7.25)	(4.38)
Portfolio – Class K Shares**	16.86	N/A	20.24
Russell 1000® Value Index	17.51	0.59	3.40
* Date of inception 10/3/05. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 16.56% for the year ended December 31, 2012. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 17.51% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The Financials, Consumer Discretionary and Health Care sectors were the largest contributors to return during the past year.
•	Bank of America Corp., JPMorgan Chase & Co., General Electric Co., Citigroup Inc. and Wells Fargo & Co. provided the largest contribution to return at the security level.

What hurt performance during the year:

•	The Utilities, Materials and Information Technology sectors produced the smallest positive contributions to return, while none of the sectors posted negative returns during the past year.
•

The following companies provided the largest negative contribution to return at the security level: Hewlett-Packard Co., Exelon Corp., Occidental Petroleum Corp., Newmont Mining Corp. and Devon Energy Corp.

Sector Weightings as of December 31, 2012	% of Net Assets
Financials	27.2%
Energy	16.0
Health Care	11.4
Industrials	9.0
Consumer Discretionary	8.2
Consumer Staples	7.1
Utilities	6.4
Information Technology	6.3
Materials	3.9
Telecommunication Services	3.4
Cash and Other	1.1

100.0%

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,076.10	$3.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.30	3.87
Class IB
Actual	1,000.00	1,076.30	3.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.30	3.87
Class K
Actual	1,000.00	1,078.90	2.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.59	2.58

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.76%, 0.76% and 0.51%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (8.2%)
Auto Components (0.4%)
Johnson Controls, Inc.	31,186	$957,410
Lear Corp.	4,640	217,338
TRW Automotive Holdings Corp.*	4,615	247,410
Visteon Corp.*	2,200	118,404

		1,540,562

Automobiles (1.0%)
Ford Motor Co.	173,600	2,248,120
General Motors Co.*	35,200	1,014,816
Thor Industries, Inc.	1,900	71,117

		3,334,053

Diversified Consumer Services (0.1%)
DeVry, Inc.	3,100	73,563
H&R Block, Inc.	4,359	80,946
Service Corp. International	10,232	141,304

		295,813

Hotels, Restaurants & Leisure (0.5%)
Carnival Corp.	18,988	698,189
Choice Hotels International, Inc.	1,247	41,924
Hyatt Hotels Corp., Class A*	2,025	78,104
International Game Technology	5,100	72,267
Marriott International, Inc., Class A	900	33,543
MGM Resorts International*	17,616	205,050
Penn National Gaming, Inc.*	2,837	139,325
Royal Caribbean Cruises Ltd.	6,794	230,996
Wendy’s Co.	11,948	56,156

		1,555,554

Household Durables (0.7%)
D.R. Horton, Inc.	11,427	226,026
Garmin Ltd.	4,785	195,324
Harman International Industries, Inc.	3,324	148,383
Jarden Corp.*	2,915	150,705
Leggett & Platt, Inc.	6,662	181,340
Lennar Corp., Class A	7,300	282,291
Mohawk Industries, Inc.*	2,527	228,618
Newell Rubbermaid, Inc.	13,635	303,651
PulteGroup, Inc.*	15,697	285,058
Toll Brothers, Inc.*	6,475	209,337
Whirlpool Corp.	3,516	357,753

		2,568,486

Internet & Catalog Retail (0.2%)
Expedia, Inc.	1,600	98,320
Liberty Interactive Corp.*	21,789	428,808
Liberty Ventures*	1,519	102,927

		630,055

Leisure Equipment & Products (0.0%)
Hasbro, Inc.	500	17,950
Mattel, Inc.	3,623	132,674

		150,624

Media (3.4%)
Cablevision Systems Corp. - New York Group, Class A	8,500	$126,990
CBS Corp., Class B	24,766	942,346
Clear Channel Outdoor Holdings, Inc., Class A*	816	5,728
Comcast Corp., Class A	65,100	2,433,438
DISH Network Corp., Class A	2,124	77,314
DreamWorks Animation SKG, Inc., Class A*	2,900	48,053
Gannett Co., Inc.	11,173	201,226
Interpublic Group of Cos., Inc.	18,400	202,768
John Wiley & Sons, Inc., Class A	1,300	50,609
Lamar Advertising Co., Class A*	504	19,530
Liberty Media Corp. - Liberty Capital*	4,686	543,623
Madison Square Garden Co., Class A*	2,786	123,559
News Corp., Class A	63,620	1,624,855
Regal Entertainment Group, Class A	2,352	32,810
Thomson Reuters Corp.	17,143	498,176
Time Warner, Inc.	44,445	2,125,804
Walt Disney Co.	52,263	2,602,175
Washington Post Co., Class B	263	96,050

		11,755,054

Multiline Retail (0.9%)
Dillard’s, Inc., Class A	1,400	117,278
J.C. Penney Co., Inc.	7,559	148,988
Kohl’s Corp.	9,641	414,370
Macy’s, Inc.	16,290	635,636
Sears Holdings Corp.*	1,702	70,395
Target Corp.	28,900	1,710,013

		3,096,680

Specialty Retail (1.0%)
Aaron’s, Inc.	667	18,863
Abercrombie & Fitch Co., Class A	3,760	180,367
American Eagle Outfitters, Inc.	2,129	43,666
AutoNation, Inc.*	707	28,068
Best Buy Co., Inc.	12,500	148,125
CarMax, Inc.*	8,500	319,090
Chico’s FAS, Inc.	2,400	44,304
Foot Locker, Inc.	5,691	182,795
GameStop Corp., Class A	5,592	140,303
Guess?, Inc.	3,100	76,074
Lowe’s Cos., Inc.	45,236	1,606,783
Sally Beauty Holdings, Inc.*	700	16,499
Sears Hometown and Outlet Stores, Inc.*	600	19,536
Signet Jewelers Ltd.	3,871	206,711
Staples, Inc.	31,600	360,240
Tiffany & Co.	1,000	57,340
Williams-Sonoma, Inc.	1,800	78,786

		3,527,550

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Textiles, Apparel & Luxury Goods (0.0%)
Deckers Outdoor Corp.*	700	$28,189
PVH Corp.	300	33,303

		61,492

Total Consumer Discretionary		28,515,923

Consumer Staples (7.1%)
Beverages (0.4%)
Beam, Inc.	7,147	436,610
Brown-Forman Corp., Class B	852	53,889
Coca-Cola Enterprises, Inc.	12,799	406,112
Constellation Brands, Inc., Class A*	6,750	238,883
Molson Coors Brewing Co., Class B	6,049	258,837

		1,394,331

Food & Staples Retailing (1.6%)
CVS Caremark Corp.	47,275	2,285,746
Safeway, Inc.	9,884	178,802
Sysco Corp.	12,700	402,082
Walgreen Co.	39,598	1,465,522
Wal-Mart Stores, Inc.	16,382	1,117,744

		5,449,896

Food Products (2.0%)
Archer-Daniels-Midland Co.	30,316	830,355
Bunge Ltd.	6,711	487,823
Campbell Soup Co.	1,734	60,499
ConAgra Foods, Inc.	19,035	561,532
Dean Foods Co.*	1,202	19,845
General Mills, Inc.	6,272	253,452
Green Mountain Coffee Roasters, Inc.*	1,000	41,360
H.J. Heinz Co.	5,491	316,721
Hillshire Brands Co.	800	22,512
Hormel Foods Corp.	2,751	85,859
Ingredion, Inc.	2,829	182,272
J.M. Smucker Co.	5,119	441,463
Kellogg Co.	515	28,763
Kraft Foods Group, Inc.	25,720	1,169,488
Mondelez International, Inc., Class A	77,762	1,980,598
Ralcorp Holdings, Inc.*	2,490	223,228
Smithfield Foods, Inc.*	6,036	130,197
Tyson Foods, Inc., Class A	13,024	252,666

		7,088,633

Household Products (2.6%)
Church & Dwight Co., Inc.	2,500	133,925
Clorox Co.	5,604	410,325
Colgate-Palmolive Co.	1,846	192,981
Energizer Holdings, Inc.	2,894	231,462
Kimberly-Clark Corp.	1,805	152,396
Procter & Gamble Co.	117,271	7,961,528

		9,082,617

Personal Products (0.0%)
Avon Products, Inc.	4,700	67,492

Tobacco (0.5%)
Altria Group, Inc.	21,233	667,141
Philip Morris International, Inc.	6,363	$532,201
Reynolds American, Inc.	10,096	418,277

		1,617,619

Total Consumer Staples		24,700,588

Energy (16.0%)
Energy Equipment & Services (1.3%)
Atwood Oceanics, Inc.*	1,877	85,948
Baker Hughes, Inc.	20,249	826,969
Cameron International Corp.*	2,708	152,894
Diamond Offshore Drilling, Inc.	3,225	219,171
Halliburton Co.	28,900	1,002,541
Helmerich & Payne, Inc.	3,256	182,368
McDermott International, Inc.*	11,178	123,182
Nabors Industries Ltd.*	13,153	190,061
National Oilwell Varco, Inc.	15,049	1,028,599
Oil States International, Inc.*	350	25,039
Patterson-UTI Energy, Inc.	6,957	129,609
Rowan Cos., plc, Class A*	5,928	185,368
SEACOR Holdings, Inc.	506	42,403
Superior Energy Services, Inc.*	7,500	155,400
Tidewater, Inc.	2,239	100,038
Unit Corp.*	2,177	98,074

		4,547,664

Oil, Gas & Consumable Fuels (14.7%)
Alpha Natural Resources, Inc.*	10,492	102,192
Anadarko Petroleum Corp.	23,086	1,715,521
Apache Corp.	17,958	1,409,703
Cheniere Energy, Inc.*	3,100	58,218
Chesapeake Energy Corp.	30,697	510,184
Chevron Corp.	91,007	9,841,497
Cimarex Energy Co.	3,900	225,147
Cobalt International Energy, Inc.*	446	10,954
ConocoPhillips	58,470	3,390,675
CONSOL Energy, Inc.	10,400	333,840
Denbury Resources, Inc.*	17,684	286,481
Devon Energy Corp.	18,535	964,561
Energen Corp.	3,240	146,092
EQT Corp.	6,105	360,073
EXCO Resources, Inc.	5,900	39,943
Exxon Mobil Corp.	215,699	18,668,748
Hess Corp.	14,018	742,393
HollyFrontier Corp.	9,500	442,225
Marathon Oil Corp.	32,748	1,004,054
Marathon Petroleum Corp.	15,574	981,162
Murphy Oil Corp.	8,987	535,176
Newfield Exploration Co.*	6,370	170,589
Noble Energy, Inc.	6,379	648,999
Occidental Petroleum Corp.	37,510	2,873,641
Peabody Energy Corp.	12,300	327,303
Phillips 66	28,935	1,536,448
Pioneer Natural Resources Co.	969	103,286
Plains Exploration & Production Co.*	5,930	278,354
QEP Resources, Inc.	7,954	240,768
SandRidge Energy, Inc.*	23,300	147,955
SM Energy Co.	597	31,169
Southwestern Energy Co.*	10,700	357,487
Spectra Energy Corp.	29,907	818,854
Teekay Corp.	1,833	58,839

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Tesoro Corp.	6,252	$275,401
Ultra Petroleum Corp.*	7,300	132,349
Valero Energy Corp.	25,286	862,758
Whiting Petroleum Corp.*	4,800	208,176
World Fuel Services Corp.	2,300	94,691
WPX Energy, Inc.*	9,001	133,935

		51,069,841

Total Energy		55,617,505

Financials (27.2%)
Capital Markets (3.3%)
Affiliated Managers Group, Inc.*	600	78,090
American Capital Ltd.*	14,900	178,800
Ameriprise Financial, Inc.	9,610	601,874
Ares Capital Corp.	11,202	196,035
Bank of New York Mellon Corp.	54,799	1,408,334
BlackRock, Inc.	2,764	571,346
Charles Schwab Corp.	50,000	718,000
E*TRADE Financial Corp.*	12,722	113,862
Federated Investors, Inc., Class B	907	18,349
Franklin Resources, Inc.	4,900	615,930
Goldman Sachs Group, Inc.	22,727	2,899,056
Invesco Ltd.	20,731	540,872
Janus Capital Group, Inc.	9,382	79,935
Jefferies Group, Inc.	6,478	120,297
Legg Mason, Inc.	6,326	162,705
LPL Financial Holdings, Inc.	257	7,237
Morgan Stanley	70,667	1,351,153
Northern Trust Corp.	9,981	500,647
Raymond James Financial, Inc.	5,392	207,754
State Street Corp.	22,628	1,063,742
TD Ameritrade Holding Corp.	11,000	184,910

		11,618,928

Commercial Banks (5.4%)
Associated Banc-Corp	8,202	107,610
Bank of Hawaii Corp.	2,124	93,562
BankUnited, Inc.	1,800	43,992
BB&T Corp.	32,433	944,125
BOK Financial Corp.	1,096	59,688
CapitalSource, Inc.	8,749	66,317
CIT Group, Inc.*	9,112	352,088
City National Corp./California	2,187	108,300
Comerica, Inc.	9,105	276,246
Commerce Bancshares, Inc./Missouri	3,777	132,416
Cullen/Frost Bankers, Inc.	2,547	138,226
East West Bancorp, Inc.	6,834	146,863
Fifth Third Bancorp	41,788	634,760
First Citizens BancShares, Inc./North Carolina, Class A	263	43,000
First Horizon National Corp.	11,184	110,833
First Niagara Financial Group, Inc.	15,758	124,961
First Republic Bank/California	4,800	157,344
Fulton Financial Corp.	9,695	93,169
Huntington Bancshares, Inc./Ohio	39,325	251,287
KeyCorp	43,512	366,371
M&T Bank Corp.	5,844	575,459
PNC Financial Services Group, Inc.	24,289	1,416,292
Popular, Inc.*	4,732	$98,378
Regions Financial Corp.	66,068	470,404
Signature Bank/New York*	1,900	135,546
SunTrust Banks, Inc.	24,574	696,673
SVB Financial Group*	2,100	117,537
Synovus Financial Corp.	35,338	86,578
TCF Financial Corp.	7,849	95,365
U.S. Bancorp	87,550	2,796,347
Valley National Bancorp	9,472	88,090
Wells Fargo & Co.	226,134	7,729,260
Zions Bancorp	8,768	187,635

		18,744,722

Consumer Finance (1.1%)
American Express Co.	16,400	942,672
Capital One Financial Corp.	26,630	1,542,676
Discover Financial Services	24,419	941,352
SLM Corp.	21,689	371,533

		3,798,233

Diversified Financial Services (5.8%)
Bank of America Corp.	497,472	5,770,675
CBOE Holdings, Inc.	300	8,838
Citigroup, Inc.	135,342	5,354,129
CME Group, Inc./Illinois	15,300	775,863
Interactive Brokers Group, Inc., Class A	1,419	19,412
JPMorgan Chase & Co.	175,704	7,725,705
Leucadia National Corp.	7,166	170,479
NASDAQ OMX Group, Inc.	5,174	129,402
NYSE Euronext	11,450	361,133

		20,315,636

Insurance (7.0%)
ACE Ltd.	15,658	1,249,508
Aflac, Inc.	21,715	1,153,501
Alleghany Corp.*	780	261,628
Allied World Assurance Co. Holdings AG	821	64,695
Allstate Corp.	22,488	903,343
American Financial Group, Inc./Ohio	3,491	137,964
American International Group, Inc.*	29,706	1,048,622
American National Insurance Co.	282	19,258
Aon plc	13,607	756,549
Arch Capital Group Ltd.*	5,401	237,752
Aspen Insurance Holdings Ltd.	3,401	109,104
Assurant, Inc.	3,661	127,037
Assured Guaranty Ltd.	7,654	108,916
Axis Capital Holdings Ltd.	4,506	156,088
Berkshire Hathaway, Inc., Class B*	82,198	7,373,161
Brown & Brown, Inc.	5,085	129,464
Chubb Corp.	12,406	934,420
Cincinnati Financial Corp.	6,656	260,649
CNA Financial Corp.	1,060	29,691
Endurance Specialty Holdings Ltd.	1,704	67,632
Everest Reinsurance Group Ltd.	2,412	265,199
Fidelity National Financial, Inc., Class A	10,037	236,371

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Genworth Financial, Inc., Class A*	23,434	$175,989
Hanover Insurance Group, Inc.	1,159	44,900
Hartford Financial Services Group, Inc.	19,999	448,777
HCC Insurance Holdings, Inc.	4,758	177,045
Kemper Corp.	2,478	73,101
Lincoln National Corp.	13,014	337,063
Loews Corp.	14,585	594,339
Markel Corp.*	495	214,543
Marsh & McLennan Cos., Inc.	5,043	173,832
MBIA, Inc.*	7,145	56,088
Mercury General Corp.	1,274	50,565
MetLife, Inc.	39,030	1,285,648
Old Republic International Corp.	12,184	129,760
PartnerReinsurance Ltd.	2,893	232,858
Principal Financial Group, Inc.	13,984	398,824
ProAssurance Corp.	2,600	109,694
Progressive Corp.	28,485	601,033
Protective Life Corp.	3,843	109,833
Prudential Financial, Inc.	21,511	1,147,182
Reinsurance Group of America, Inc.	3,403	182,128
RenaissanceReinsurance Holdings Ltd.	2,151	174,790
StanCorp Financial Group, Inc.	1,968	72,167
Torchmark Corp.	4,408	227,761
Travelers Cos., Inc.	10,075	723,586
Unum Group	13,189	274,595
Validus Holdings Ltd.	4,327	149,628
W. R. Berkley Corp.	5,064	191,115
White Mountains Insurance Group Ltd.	246	126,690
XL Group plc	14,345	359,486

		24,473,572

Real Estate Investment Trusts (REITs) (4.1%)
Alexandria Real Estate Equities, Inc. (REIT)	2,942	203,939
American Campus Communities, Inc. (REIT)	4,400	202,972
American Capital Agency Corp. (REIT)	15,800	457,252
Annaly Capital Management, Inc. (REIT)	44,295	621,902
Apartment Investment & Management Co. (REIT), Class A	1,764	47,734
AvalonBay Communities, Inc. (REIT)	5,357	726,356
BioMed Realty Trust, Inc. (REIT)	7,300	141,109
Boston Properties, Inc. (REIT)	5,729	606,185
Brandywine Realty Trust (REIT)	7,053	85,976
BRE Properties, Inc. (REIT)	2,572	130,735
Camden Property Trust (REIT)	988	67,391
CBL & Associates Properties, Inc. (REIT)	7,100	150,591
Chimera Investment Corp. (REIT)	45,894	119,783
CommonWealth REIT (REIT)	3,717	58,877
Corporate Office Properties Trust/Maryland (REIT)	3,467	86,606
DDR Corp. (REIT)	11,212	$175,580
Douglas Emmett, Inc. (REIT)	6,649	154,922
Duke Realty Corp. (REIT)	12,002	166,468
Equity Lifestyle Properties, Inc. (REIT)	300	20,187
Equity Residential (REIT)	13,909	788,223
Extra Space Storage, Inc. (REIT)	1,800	65,502
Federal Realty Investment Trust (REIT)	688	71,566
General Growth Properties, Inc. (REIT)	24,359	483,526
Hatteras Financial Corp. (REIT)	4,600	114,126
HCP, Inc. (REIT)	19,391	876,085
Health Care REIT, Inc. (REIT)	12,070	739,770
Home Properties, Inc. (REIT)	1,100	67,441
Hospitality Properties Trust (REIT)	5,891	137,967
Host Hotels & Resorts, Inc. (REIT)	32,590	510,685
Kilroy Realty Corp. (REIT)	3,300	156,321
Kimco Realty Corp. (REIT)	18,833	363,854
Liberty Property Trust (REIT)	4,922	176,060
Macerich Co. (REIT)	6,070	353,881
Mack-Cali Realty Corp. (REIT)	4,185	109,270
MFA Financial, Inc. (REIT)	17,000	137,870
National Retail Properties, Inc. (REIT)	5,100	159,120
Piedmont Office Realty Trust, Inc. (REIT), Class A	8,130	146,747
Post Properties, Inc. (REIT)	1,500	74,925
Prologis, Inc. (REIT)	21,086	769,428
Rayonier, Inc. (REIT)	1,200	62,196
Realty Income Corp. (REIT)	6,026	242,305
Regency Centers Corp. (REIT)	1,725	81,282
Retail Properties of America, Inc. (REIT), Class A	4,000	47,880
Senior Housing Properties Trust (REIT)	8,079	190,988
Simon Property Group, Inc. (REIT)	2,184	345,269
SL Green Realty Corp. (REIT)	4,070	311,966
Taubman Centers, Inc. (REIT)	1,901	149,647
UDR, Inc. (REIT)	11,112	264,243
Ventas, Inc. (REIT)	13,336	863,106
Vornado Realty Trust (REIT)	8,456	677,156
Weingarten Realty Investors (REIT)	5,702	152,643
Weyerhaeuser Co. (REIT)	16,833	468,294

		14,383,907

Real Estate Management & Development (0.2%)
Alexander & Baldwin, Inc.*	1,899	55,774
Forest City Enterprises, Inc., Class A*	6,760	109,174
Howard Hughes Corp.*	1,247	91,056
Jones Lang LaSalle, Inc.	1,900	159,486
Realogy Holdings Corp.*	1,500	62,940
St. Joe Co.*	2,705	62,431

		540,861

Thrifts & Mortgage Finance (0.3%)
Capitol Federal Financial, Inc.	6,385	74,641

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Hudson City Bancorp, Inc.	25,044	$203,608
New York Community Bancorp, Inc.	20,695	271,104
People’s United Financial, Inc.	12,510	151,246
TFS Financial Corp.*	4,043	38,894
Washington Federal, Inc.	5,059	85,345

		824,838

Total Financials		94,700,697

Health Care (11.4%)
Health Care Equipment & Supplies (1.7%)
Abbott Laboratories	3,834	251,127
Alere, Inc.*	3,676	68,006
Baxter International, Inc.	2,256	150,385
Becton, Dickinson and Co.	700	54,733
Boston Scientific Corp.*	65,245	373,854
CareFusion Corp.*	10,052	287,286
Cooper Cos., Inc.	1,526	141,124
Covidien plc	21,200	1,224,088
DENTSPLY International, Inc.	3,700	146,557
Hill-Rom Holdings, Inc.	2,905	82,793
Hologic, Inc.*	11,828	236,915
Medtronic, Inc.	45,043	1,847,664
Sirona Dental Systems, Inc.*	2,000	128,920
St. Jude Medical, Inc.	3,400	122,876
Stryker Corp.	3,600	197,352
Teleflex, Inc.	1,972	140,623
Zimmer Holdings, Inc.	7,359	490,551

		5,944,854

Health Care Providers & Services (2.3%)
Aetna, Inc.	15,833	733,068
Brookdale Senior Living, Inc.*	4,668	118,194
Cardinal Health, Inc.	7,278	299,708
Cigna Corp.	13,223	706,901
Community Health Systems, Inc.	4,281	131,598
Coventry Health Care, Inc.	6,201	277,991
HCA Holdings, Inc.	2,800	84,476
Health Management Associates, Inc., Class A*	12,200	113,704
Health Net, Inc.*	4,041	98,196
Henry Schein, Inc.*	1,800	144,828
Humana, Inc.	7,532	516,921
LifePoint Hospitals, Inc.*	2,333	88,071
MEDNAX, Inc.*	2,300	182,896
Omnicare, Inc.	5,123	184,940
Patterson Cos., Inc.	300	10,269
Quest Diagnostics, Inc.	6,410	373,511
Tenet Healthcare Corp.*	4,223	137,121
UnitedHealth Group, Inc.	47,992	2,603,086
Universal Health Services, Inc., Class B	4,000	193,400
VCA Antech, Inc.*	3,900	82,095
WellPoint, Inc.	13,226	805,728

		7,886,702

Health Care Technology (0.0%)
Allscripts Healthcare Solutions, Inc.*	7,500	70,650

Life Sciences Tools & Services (0.6%)
Bio-Rad Laboratories, Inc., Class A*	910	$95,596
Charles River Laboratories International, Inc.*	900	33,723
Covance, Inc.*	2,500	144,425
Life Technologies Corp.*	7,342	360,345
PerkinElmer, Inc.	5,315	168,698
QIAGEN N.V.*	11,100	201,465
Thermo Fisher Scientific, Inc.	16,895	1,077,563

		2,081,815

Pharmaceuticals (6.8%)
Bristol-Myers Squibb Co.	6,974	227,283
Eli Lilly and Co.	29,945	1,476,887
Endo Health Solutions, Inc.*	2,100	55,167
Forest Laboratories, Inc.*	12,206	431,116
Hospira, Inc.*	7,400	231,176
Johnson & Johnson	98,202	6,883,960
Merck & Co., Inc.	140,372	5,746,830
Mylan, Inc.*	1,677	46,084
Pfizer, Inc.	345,502	8,665,190

		23,763,693

Total Health Care		39,747,714

Industrials (9.0%)
Aerospace & Defense (1.2%)
Alliant Techsystems, Inc.	1,452	89,966
Boeing Co.	3,242	244,317
Engility Holdings, Inc.*	780	15,023
Exelis, Inc.	8,713	98,195
General Dynamics Corp.	14,703	1,018,477
Huntington Ingalls Industries, Inc.	2,236	96,908
L-3 Communications Holdings, Inc.	4,480	343,257
Lockheed Martin Corp.	1,335	123,207
Northrop Grumman Corp.	11,577	782,374
Raytheon Co.	15,232	876,754
Spirit AeroSystems Holdings, Inc., Class A*	4,299	72,954
Textron, Inc.	12,039	298,447
Triumph Group, Inc.	1,600	104,480

		4,164,359

Air Freight & Logistics (0.4%)
Expeditors International of Washington, Inc.	1,000	39,550
FedEx Corp.	13,735	1,259,774
UTi Worldwide, Inc.	4,926	66,009

		1,365,333

Airlines (0.1%)
Copa Holdings S.A., Class A	305	30,332
Delta Air Lines, Inc.*	14,600	173,302
Southwest Airlines Co.	28,049	287,222

		490,856

Building Products (0.1%)
Fortune Brands Home & Security, Inc.*	6,347	185,460
Owens Corning, Inc.*	5,568	205,960

		391,420

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Commercial Services & Supplies (0.9%)
ADT Corp.	10,662	$495,676
Avery Dennison Corp.	4,681	163,460
Cintas Corp.	2,882	117,874
Corrections Corp. of America	4,396	155,926
Covanta Holding Corp.	4,804	88,490
Iron Mountain, Inc.	337	10,464
KAR Auction Services, Inc.	1,262	25,543
Pitney Bowes, Inc.	3,084	32,814
R.R. Donnelley & Sons Co.	8,553	76,977
Republic Services, Inc.	13,932	408,626
Tyco International Ltd.	21,425	626,681
Waste Connections, Inc.	5,470	184,831
Waste Management, Inc.	21,149	713,567

		3,100,929

Construction & Engineering (0.4%)
AECOM Technology Corp.*	5,388	128,234
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	1,783	82,642
Fluor Corp.	2,000	117,480
Jacobs Engineering Group, Inc.*	6,078	258,741
KBR, Inc.	6,782	202,918
Quanta Services, Inc.*	9,564	261,002
Shaw Group, Inc.*	3,081	143,605
URS Corp.	3,417	134,151

		1,328,773

Electrical Equipment (0.4%)
Eaton Corp. plc	17,274	936,251
Emerson Electric Co.	5,200	275,392
General Cable Corp.*	2,175	66,142
GrafTech International Ltd.*	4,900	46,011
Hubbell, Inc., Class B	490	41,469
Regal-Beloit Corp.	2,052	144,604

		1,509,869

Industrial Conglomerates (3.4%)
3M Co.	3,300	306,405
Carlisle Cos., Inc.	2,529	148,604
Danaher Corp.	17,600	983,840
General Electric Co.	488,854	10,261,045

		11,699,894

Machinery (1.4%)
AGCO Corp.*	4,421	217,160
CNH Global N.V.	1,262	50,846
Colfax Corp.*	1,600	64,560
Crane Co.	2,241	103,714
Dover Corp.	8,523	560,046
Flowserve Corp.	205	30,094
Gardner Denver, Inc.	2,400	164,400
Harsco Corp.	3,436	80,746
IDEX Corp.	3,260	151,688
Illinois Tool Works, Inc.	1,000	60,810
Ingersoll-Rand plc	2,531	121,387
ITT Corp.	3,306	77,559
Kennametal, Inc.	3,608	144,320
Manitowoc Co., Inc.	1,000	15,680
Navistar International Corp.*	2,900	63,133
Nordson Corp.	100	6,312
Oshkosh Corp.*	4,300	127,495
PACCAR, Inc.	12,800	$578,688
Parker Hannifin Corp.	3,766	320,336
Pentair Ltd. (Registered)	9,636	473,609
Snap-on, Inc.	2,190	172,988
SPX Corp.	1,659	116,379
Stanley Black & Decker, Inc.	7,868	581,996
Terex Corp.*	4,968	139,650
Timken Co.	3,766	180,128
Trinity Industries, Inc.	3,703	132,641
WABCO Holdings, Inc.*	300	19,557
Xylem, Inc.	7,813	211,732

		4,967,654

Marine (0.0%)
Kirby Corp.*	709	43,880
Matson, Inc.	1,899	46,943

		90,823

Professional Services (0.2%)
Dun & Bradstreet Corp.	700	55,055
Equifax, Inc.	537	29,062
Manpower, Inc.	3,567	151,384
Nielsen Holdings N.V.*	4,330	132,455
Towers Watson & Co., Class A	2,920	164,133
Verisk Analytics, Inc., Class A*	1,000	51,000

		583,089

Road & Rail (0.4%)
Con-way, Inc.	1,195	33,245
CSX Corp.	15,300	301,869
Hertz Global Holdings, Inc.*	5,100	82,977
Kansas City Southern	1,150	96,002
Norfolk Southern Corp.	15,001	927,662
Ryder System, Inc.	2,409	120,281

		1,562,036

Trading Companies & Distributors (0.1%)
Air Lease Corp.*	3,200	68,800
GATX Corp.	2,177	94,264
MRC Global, Inc.*	100	2,778
WESCO International, Inc.*	2,092	141,064

		306,906

Total Industrials		31,561,941

Information Technology (6.3%)
Communications Equipment (1.7%)
Brocade Communications Systems, Inc.*	21,808	116,237
Cisco Systems, Inc.	247,300	4,859,445
EchoStar Corp., Class A*	1,359	46,505
Harris Corp.	3,800	186,048
JDS Uniphase Corp.*	11,000	148,940
Juniper Networks, Inc.*	24,400	479,948
Polycom, Inc.*	8,500	88,910

		5,926,033

Computers & Peripherals (0.9%)
Dell, Inc.	67,100	679,723
Diebold, Inc.	2,757	84,392
Hewlett-Packard Co.	90,700	1,292,475

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Lexmark International, Inc., Class A	2,977	$69,037
NetApp, Inc.*	5,700	191,235
SanDisk Corp.*	11,400	496,584
Stratasys Ltd.*	700	56,105
Western Digital Corp.	5,948	252,730

		3,122,281

Electronic Equipment, Instruments & Components (0.6%)
Arrow Electronics, Inc.*	4,695	178,786
Avnet, Inc.*	6,058	185,435
AVX Corp.	1,997	21,528
Corning, Inc.	69,867	881,721
Dolby Laboratories, Inc., Class A	1,000	29,330
FLIR Systems, Inc.	1,400	31,234
Ingram Micro, Inc., Class A*	7,079	119,777
Itron, Inc.*	1,765	78,631
Jabil Circuit, Inc.	7,218	139,235
Molex, Inc.	6,519	178,164
Tech Data Corp.*	1,603	72,985
Vishay Intertechnology, Inc.*	5,408	57,487

		1,974,313

Internet Software & Services (0.4%)
Akamai Technologies, Inc.*	600	24,546
AOL, Inc.*	2,747	81,338
IAC/InterActiveCorp	3,179	150,367
VeriSign, Inc.*	600	23,292
Yahoo!, Inc.*	55,682	1,108,072

		1,387,615

IT Services (0.4%)
Amdocs Ltd.	7,971	270,934
Booz Allen Hamilton Holding Corp.	700	9,744
Computer Sciences Corp.	7,041	281,992
CoreLogic, Inc.*	4,235	114,006
DST Systems, Inc.	1,300	78,780
Fidelity National Information Services, Inc.	11,552	402,125
Fiserv, Inc.*	1,078	85,194
Genpact Ltd.	1,500	23,250
Paychex, Inc.	1,000	31,140
SAIC, Inc.	9,000	101,880
Total System Services, Inc.	1,056	22,620

		1,421,665

Office Electronics (0.1%)
Xerox Corp.	58,300	397,606
Zebra Technologies Corp., Class A*	2,100	82,488

		480,094

Semiconductors & Semiconductor Equipment (1.6%)
Analog Devices, Inc.	12,400	521,544
Applied Materials, Inc.	55,800	638,352
Atmel Corp.*	19,327	126,592
Avago Technologies Ltd.	700	22,162
Broadcom Corp., Class A*	9,600	318,816
Cree, Inc.*	5,200	176,696
Cypress Semiconductor Corp.*	3,000	32,520
Fairchild Semiconductor International, Inc.*	5,577	$80,309
Freescale Semiconductor Ltd.*	100	1,101
Intel Corp.	59,311	1,223,586
KLA-Tencor Corp.	7,656	365,650
Lam Research Corp.*	5,120	184,986
Marvell Technology Group Ltd.	19,200	139,392
Maxim Integrated Products, Inc.	6,900	202,860
Micron Technology, Inc.*	44,529	282,759
NVIDIA Corp.	28,200	346,578
ON Semiconductor Corp.*	21,600	152,280
PMC-Sierra, Inc.*	9,750	50,797
Skyworks Solutions, Inc.*	1,000	20,300
Teradyne, Inc.*	7,800	131,742
Texas Instruments, Inc.	17,320	535,881

		5,554,903

Software (0.6%)
Activision Blizzard, Inc.	20,098	213,441
Adobe Systems, Inc.*	9,700	365,496
CA, Inc.	15,258	335,371
Compuware Corp.*	9,832	106,874
Electronic Arts, Inc.*	14,200	206,326
Rovi Corp.*	4,200	64,806
Symantec Corp.*	31,500	592,515
Synopsys, Inc.*	6,086	193,778
Workday, Inc., Class A*	400	21,800

		2,100,407

Total Information Technology		21,967,311

Materials (3.9%)
Chemicals (1.7%)
Air Products and Chemicals, Inc.	9,700	814,994
Albemarle Corp.	1,800	111,816
Ashland, Inc.	3,517	282,802
Cabot Corp.	3,035	120,763
CF Industries Holdings, Inc.	2,379	483,318
Cytec Industries, Inc.	2,191	150,806
Dow Chemical Co.	55,310	1,787,619
Eastman Chemical Co.	1,300	88,465
Huntsman Corp.	9,101	144,706
Intrepid Potash, Inc.	1,300	27,677
Kronos Worldwide, Inc.	600	11,700
LyondellBasell Industries N.V., Class A	13,700	782,133
Mosaic Co.	13,500	764,505
Rockwood Holdings, Inc.	2,300	113,758
RPM International, Inc.	3,838	112,684
Scotts Miracle-Gro Co., Class A	300	13,215
W.R. Grace & Co.*	200	13,446
Westlake Chemical Corp.	600	47,580

		5,871,987

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	1,100	103,708
Vulcan Materials Co.	5,882	306,158

		409,866

Containers & Packaging (0.3%)
AptarGroup, Inc.	2,099	100,164
Bemis Co., Inc.	4,871	162,984

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Crown Holdings, Inc.*	5,000	$184,050
Greif, Inc., Class A	1,522	67,729
Owens-Illinois, Inc.*	2,018	42,923
Packaging Corp. of America	356	13,695
Rock-Tenn Co., Class A	2,800	195,748
Sealed Air Corp.	9,201	161,109
Sonoco Products Co.	4,782	142,169

		1,070,571

Metals & Mining (1.4%)
Alcoa, Inc.	49,981	433,835
Allegheny Technologies, Inc.	5,100	154,836
Carpenter Technology Corp.	1,900	98,097
Cliffs Natural Resources, Inc.	6,400	246,784
Commercial Metals Co.	5,485	81,507
Freeport-McMoRan Copper & Gold, Inc.	43,600	1,491,120
Molycorp, Inc.*	2,300	21,712
Newmont Mining Corp.	22,800	1,058,832
Nucor Corp.	14,820	639,927
Reliance Steel & Aluminum Co.	3,409	211,699
Southern Copper Corp.	1,900	71,934
Steel Dynamics, Inc.	8,201	112,600
Tahoe Resources, Inc.*	3,000	54,960
United States Steel Corp.	6,424	153,341
Walter Energy, Inc.	3,000	107,640

		4,938,824

Paper & Forest Products (0.4%)
Domtar Corp.	1,573	131,377
International Paper Co.	19,975	795,804
MeadWestvaco Corp.	7,687	244,985

		1,172,166

Total Materials		13,463,414

Telecommunication Services (3.4%)
Diversified Telecommunication Services (3.1%)
AT&T, Inc.	270,562	9,120,645
CenturyLink, Inc.	28,408	1,111,321
Frontier Communications Corp.	44,533	190,601
Level 3 Communications, Inc.*	3,790	87,587
Windstream Corp.	11,310	93,647

		10,603,801

Wireless Telecommunication Services (0.3%)
Clearwire Corp., Class A*	18,495	53,451
MetroPCS Communications, Inc.*	14,400	143,136
NII Holdings, Inc.*	8,187	58,373
Sprint Nextel Corp.*	138,053	782,761
Telephone & Data Systems, Inc.	4,546	100,648
U.S. Cellular Corp.*	471	16,598

		1,154,967

Total Telecommunication Services		11,758,768

Utilities (6.4%)
Electric Utilities (3.6%)
American Electric Power Co., Inc.	22,154	945,533
Duke Energy Corp.	32,593	2,079,433
Edison International	14,876	672,246
Entergy Corp.	8,069	$514,399
Exelon Corp.	39,553	1,176,306
FirstEnergy Corp.	19,263	804,423
Great Plains Energy, Inc.	6,535	132,726
Hawaiian Electric Industries, Inc.	4,404	110,717
NextEra Energy, Inc.	19,184	1,327,341
Northeast Utilities	14,467	565,370
NV Energy, Inc.	10,834	196,529
OGE Energy Corp.	4,492	252,944
Pepco Holdings, Inc.	10,542	206,729
Pinnacle West Capital Corp.	4,951	252,402
PPL Corp.	26,574	760,814
Southern Co.	39,896	1,707,948
Westar Energy, Inc.	6,028	172,521
Xcel Energy, Inc.	22,719	606,824

		12,485,205

Gas Utilities (0.2%)
AGL Resources, Inc.	5,408	216,158
Atmos Energy Corp.	4,227	148,452
National Fuel Gas Co.	3,444	174,577
Questar Corp.	6,554	129,507
UGI Corp.	5,258	171,989

		840,683

Independent Power Producers & Energy Traders (0.3%)
AES Corp.	29,086	311,220
Calpine Corp.*	18,747	339,883
NRG Energy, Inc.	14,394	330,918

		982,021

Multi-Utilities (2.2%)
Alliant Energy Corp.	5,243	230,220
Ameren Corp.	11,125	341,760
CenterPoint Energy, Inc.	19,882	382,728
CMS Energy Corp.	12,070	294,267
Consolidated Edison, Inc.	13,377	742,959
Dominion Resources, Inc.	26,821	1,389,328
DTE Energy Co.	7,701	462,445
Integrys Energy Group, Inc.	3,670	191,647
MDU Resources Group, Inc.	8,346	177,269
NiSource, Inc.	14,572	362,697
PG&E Corp.	19,409	779,854
Public Service Enterprise Group, Inc.	23,058	705,575
SCANA Corp.	5,494	250,746
Sempra Energy	11,059	784,525
TECO Energy, Inc.	9,913	166,142
Vectren Corp.	3,814	112,132
Wisconsin Energy Corp.	10,506	387,146

		7,761,440

Water Utilities (0.1%)
American Water Works Co., Inc.	8,083	300,122
Aqua America, Inc.	5,837	148,376

		448,498

Total Utilities		22,517,847

Total Common Stocks (98.9%) (Cost $297,977,697)		344,551,708

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (0.1%)
U.S. Treasury Bills 0.06%, 2/7/13# (p)	$85,000	$84,994
0.04%, 3/7/13# (p)	300,000	299,980

Total Government Securities (Cost $384,943)		384,974

Total Short-Term Investments (0.1%) (Cost $384,943)		384,974

Total Investments (99.0%) (Cost $298,362,640)		344,936,682
Other Assets Less Liabilities (1.0%)		3,389,754

Net Assets (100%)		$348,326,436

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $384,974.
(p)	Yield to maturity.

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
Russell 1000 Mini Index	3	March-13	$234,077	$236,100	$2,023
S&P 500 E-Mini Index	65	March-13	4,582,510	4,615,325	32,815
S&P MidCap 400 E-Mini Index	3	March-13	302,737	305,430	2,693

					$37,531

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$28,515,923	$—	$—	$28,515,923
Consumer Staples	24,700,588	—	—	24,700,588
Energy	55,617,505	—	—	55,617,505
Financials	94,700,697	—	—	94,700,697
Health Care	39,747,714	—	—	39,747,714
Industrials	31,561,941	—	—	31,561,941
Information Technology	21,967,311	—	—	21,967,311
Materials	13,463,414	—	—	13,463,414
Telecommunication Services	11,758,768	—	—	11,758,768
Utilities	22,517,847	—	—	22,517,847
Futures	37,531	—	—	37,531
Short-Term Investments	—	384,974	—	384,974

Total Assets	$344,589,239	$384,974	$—	$344,974,213

Total Liabilities	$—	$—	$—	$—

Total	$344,589,239	$384,974	$—	$344,974,213

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary	Investments in Preferred Stocks- Consumer Discretionary

Balance as of 12/31/11	$—	$—
Total gains or losses (realized/unrealized) included in earnings	1,455	216
Purchases	—	—
Sales	(1,455)	(216)
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/12	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held for the year ended 12/31/12.	$—	$—

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	37,531	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$37,531

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	812,093	—	—	812,093
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$812,093	$—	$—	$812,093

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$–
Foreign exchange contracts	—	—	—	—	–
Credit contracts	—	—	—	—	–
Equity contracts	—	(4,028)	—	—	(4,028)
Commodity contracts	—	—	—	—	–
Other contracts	—	—	—	—	–

Total	$—	$(4,028)	$—	$—	$(4,028)

The Portfolio held futures contracts with an average notional balance of approximately $5,131,000 during the year ended December 31, 2012.

^ This Portfolio held futures as a substitute for investing in conventional securities.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$68,075,289
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$94,875,346

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$56,561,839
Aggregate gross unrealized depreciation	(13,824,761)

Net unrealized appreciation	$42,737,078

Federal income tax cost of investments	$302,199,604

The Portfolio has a net capital loss carryforward of $60,398,695 of which $54,568,949 expires in the year 2016 and $5,829,746 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $12,757,666 during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $298,362,640)	$344,936,682
Cash	3,842,772
Dividends, interest and other receivables	472,014
Due from broker for futures variation margin	130,585
Receivable from Separate Accounts for Trust shares sold	26,527
Receivable for securities sold	330
Other assets	4,841

Total assets	349,413,751

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	842,063
Investment management fees payable	102,508
Distribution fees payable - Class IB	66,390
Administrative fees payable	32,282
Distribution fees payable - Class IA	6,827
Trustees’ fees payable	234
Accrued expenses	37,011

Total liabilities	1,087,315

NET ASSETS	$348,326,436

Net assets were comprised of:
Paid in capital	$365,978,024
Accumulated undistributed net investment income (loss)	175,690
Accumulated undistributed net realized gain (loss) on investments and futures	(64,438,851)
Net unrealized appreciation (depreciation) on investments and futures	46,611,573

Net assets	$348,326,436

Class IA
Net asset value, offering and redemption price per share, $32,126,208 / 5,435,183 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.91

Class IB
Net asset value, offering and redemption price per share, $316,187,405 / 53,645,394 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.89

Class K
Net asset value, offering and redemption price per share, $12,823 / 2,169 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.91

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $12,896 foreign withholding tax)	$9,278,591
Interest	4,082

Total income	9,282,673

EXPENSES
Investment management fees	1,214,071
Distribution fees - Class IB	788,618
Administrative fees	382,274
Distribution fees - Class IA	78,549
Professional fees	61,273
Printing and mailing expenses	48,799
Custodian fees	18,000
Trustees’ fees	9,794
Miscellaneous	5,090

Gross expenses	2,606,468
Less: Fees paid indirectly	(14,925)

Net expenses	2,591,543

NET INVESTMENT INCOME (LOSS)	6,691,130

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	12,128,684
Futures	812,093

Net realized gain (loss)	12,940,777

Change in unrealized appreciation (depreciation) on:
Securities	33,854,543
Futures	(4,028)

Net change in unrealized appreciation (depreciation)	33,850,515

NET REALIZED AND UNREALIZED GAIN (LOSS)	46,791,292

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$53,482,422

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,691,130	$4,730,627
Net realized gain (loss) on investments and futures	12,940,777	5,424,627
Net change in unrealized appreciation (depreciation) on investments and futures	33,850,515	(26,236,029)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	53,482,422	(16,080,775)

DIVIDENDS:
Dividends from net investment income
Class IA	(620,715)	(504,082)
Class IB	(6,074,010)	(4,347,247)
Class K†	(280)	(177)

TOTAL DIVIDENDS	(6,695,005)	(4,851,506)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,018,269 and 841,420 shares, respectively ]	5,807,645	4,402,119
Capital shares issued in connection with merger (Note 9) [ 0 and 5,273,823 shares, respectively ]	—	29,679,721
Capital shares issued in reinvestment of dividends [ 104,802 and 101,660 shares, respectively ]	620,715	504,082
Capital shares repurchased [ (1,511,935) and (1,141,943) shares, respectively ]	(8,586,404)	(5,960,014)

Total Class IA transactions	(2,158,044)	28,625,908

Class IB
Capital shares sold [ 7,168,131 and 7,073,244 shares, respectively ]	39,757,006	36,825,066
Capital shares issued in connection with merger (Note 9) [ 0 and 35,875,836 shares, respectively ]	—	201,129,450
Capital shares issued in reinvestment of dividends [ 1,028,443 and 879,452 shares, respectively ]	6,074,010	4,347,247
Capital shares repurchased [ (13,121,035) and (12,200,313) shares, respectively ]	(74,131,945)	(63,448,120)

Total Class IB transactions	(28,300,929)	178,853,643

Class K†
Capital shares sold [ 0 and 2,086 shares, respectively ]	—	10,000
Capital shares issued in reinvestment of dividends [ 47 and 36 shares, respectively ]	280	177

Total Class K transactions	280	10,177

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(30,458,693)	207,489,728

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,328,724	186,557,447
NET ASSETS:
Beginning of year	331,997,712	145,440,265

End of year (a)	$348,326,436	$331,997,712

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$175,690	$150,679

† Class K commenced operations on August 26, 2011.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010		2009		2008
Net asset value, beginning of year	$5.17	$5.27	$4.66		$4.25		$10.32

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.11 (e)	0.10	(e)	0.09	(e)	0.12	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.75	(0.12)	0.60		0.73		(5.88)

Total from investment operations	0.86	(0.01)	0.70		0.82		(5.76)

Less distributions:
Dividends from net investment income	(0.12)	(0.09)	(0.09)		(0.41)		(0.11)
Distributions from net realized gains	—	—	—		—		(0.20)

Total dividends and distributions	(0.12)	(0.09)	(0.09)		(0.41)		(0.31)

Net asset value, end of year	$5.91	$5.17	$5.27		$4.66		$4.25

Total return	16.56%	(0.15)%	14.99%		19.37%		(56.56)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$32,126	$30,104	$3,945		$1,746		$1,187
Ratio of expenses to average net assets:
After waivers	0.75%	0.50%	0.57%		0.50%		0.75%
After waivers and fees paid indirectly	0.75%	0.49%	0.56%		0.49%		0.45%
Before waivers and fees paid indirectly	0.75%	0.50%	0.57%		0.50%		0.83%
Ratio of net investment income (loss) to average net assets:
After waivers	1.93%	2.06%	2.05%		2.03%		1.50%
After waivers and fees paid indirectly	1.93%	2.07%	2.05%		2.04%		1.80%
Before waivers and fees paid indirectly	1.93%	2.06%	2.05%		2.03%		1.42%
Portfolio turnover rate	20%	25%	28%		100%		82%

	Year Ended December 31,
Class IB	2012	2011	2010		2009		2008
Net asset value, beginning of year	$5.15	$5.25	$4.65		$4.23		$10.29

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.09 (e)	0.09	(e)	0.08	(e)	0.10	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.75	(0.11)	0.58		0.73		(5.86)

Total from investment operations	0.86	(0.02)	0.67		0.81		(5.76)

Less distributions:
Dividends from net investment income	(0.12)	(0.08)	(0.07)		(0.39)		(0.10)
Distributions from net realized gains	—	—	—		—		(0.20)

Total dividends and distributions	(0.12)	(0.08)	(0.07)		(0.39)		(0.30)

Net asset value, end of year	$5.89	$5.15	$5.25		$4.65		$4.23

Total return	16.61%	(0.41)%	14.52%		19.34%		(56.75)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$316,187	$301,883	$141,495		$122,699		$87,602
Ratio of expenses to average net assets:
After waivers	0.75%	0.75%	0.82	%(c)	0.75	%(c)	1.00%
After waivers and fees paid indirectly	0.75%	0.74%	0.81%		0.74	%(c)	0.70	%(c)
Before waivers and fees paid indirectly	0.75%	0.75%	0.82	%(c)	0.75	%(c)	1.08%
Ratio of net investment income (loss) to average net assets:
After waivers	1.92%	1.76%	1.77%		1.97%		1.16%
After waivers and fees paid indirectly	1.93%	1.76%	1.78%		1.97%		1.37%
Before waivers and fees paid indirectly	1.92%	1.76%	1.77%		1.97%		1.07%
Portfolio turnover rate	20%	25%	28%		100%		82%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$5.17	$4.79

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures	0.75	0.42

Total from investment operations	0.87	0.46

Less distributions:
Dividends from net investment income	(0.13)	(0.08)

Net asset value, end of period	$5.91	$5.17

Total return (b)	16.86%	9.77%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13	$11
Ratio of expenses to average net assets:
After waivers (a)	0.50%	0.50%
After waivers and fees paid indirectly (a)	0.50%	0.49%
Before waivers and fees paid indirectly (a)	0.50%	0.50%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	2.18%	2.31%
After waivers and fees paid indirectly (a)	2.19%	2.32%
Before waivers and fees paid indirectly (a)	2.18%	2.31%
Portfolio turnover rate	20%	25%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/LARGE CAP VALUE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	15.83%	(3.07)%	4.45%
Portfolio – Class IB Shares*	15.86	(3.29)	4.20
Portfolio – Class K Shares***	16.13	N/A	15.77
Russell 1000® Value Index	17.51	0.59	7.38
VMI – LCV	16.80	4.33	8.95
* Date of inception 1/1/98. ** Date of inception 5/18/01. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 15.83% for the year ended December 31, 2012. The Portfolio’s benchmarks, the Russell 1000® Value Index, returned 17.51% and the VMI — LCV returned 16.80% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection was strongest in the Industrial Resources and Energy sectors.

•

Individual contributors were varied by sector and included: LyondellBasell (Industrial Resources); Citigroup (Financials); Time Warner Cable and Gilead Sciences (Consumer Growth) and TRW Automotive (Consumer Cyclicals).

•	An overweight in the Consumer Growth sector was the largest positive contributor from a sector allocation perspective.

What hurt performance during the year:

•

Weak security selection was the primary factor in the Portfolio’s underperformance. Technology holdings, such as Hewlett-Packard and Intel, and an underweight position in Apple, detracted significantly.

•	Overall stock selection in the Financial and Consumer Growth sectors also detracted.

•	Other individual detractors were varied by sector and included: WellPoint (Financials) and Apollo Group (Consumer Growth).

Portfolio Positioning and Outlook — AllianceBernstein L.P.

While major risks remain, policy actions have significantly reduced the likelihood of some the most feared outcomes. As a result, investors may now be more willing to pay for companies with superior fundamentals, rather than just less perceived risk. As this shift continues, we think stock picking should thrive and actively managed portfolios will be well positioned in 2013. The value opportunity, as demonstrated by the difference in valuation between the most expensive and the most attractively valued stocks in the market, remains very high. We continue to seek to take advantage of attractive valuations across a wide range of sectors, to ensure that the active portfolio remains primarily exposed to a range of idiosyncratic controversies, where we believe our research insight can add most value.

EQ/LARGE CAP VALUE PLUS PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2012	% of Net Assets
Financials	22.1%
Energy	13.1
Consumer Discretionary	11.3
Health Care	11.3
Information Technology	8.8
Consumer Staples	8.4
Industrials	8.1
Utilities	5.2
Materials	3.2
Telecommunication Services	2.6
Cash and Other	5.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,070.90	$4.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.54	4.65
Class IB
Actual	1,000.00	1,072.00	4.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.54	4.65
Class K
Actual	1,000.00	1,072.60	3.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.79	3.38

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.91%, 0.91% and 0.66%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.3%)
Auto Components (0.7%)
Johnson Controls, Inc.	168,000	$5,157,600
Lear Corp.	176,600	8,271,944
TRW Automotive Holdings Corp.*	133,700	7,167,657
Visteon Corp.*	12,200	656,604

		21,253,805

Automobiles (1.0%)
Ford Motor Co.	1,695,900	21,961,905
General Motors Co.*	189,100	5,451,753
Thor Industries, Inc.	9,800	366,814

		27,780,472

Diversified Consumer Services (0.1%)
DeVry, Inc.	16,100	382,053
H&R Block, Inc.	27,000	501,390
Service Corp. International	53,600	740,216

		1,623,659

Hotels, Restaurants & Leisure (0.7%)
Carnival Corp.	102,600	3,772,602
Choice Hotels International, Inc.	6,000	201,720
Hyatt Hotels Corp., Class A*	11,100	428,127
International Game Technology	32,500	460,525
Marriott International, Inc., Class A	4,900	182,623
McDonald’s Corp.	36,500	3,219,665
MGM Resorts International*	883,000	10,278,120
Penn National Gaming, Inc.*	15,000	736,650
Royal Caribbean Cruises Ltd.	37,400	1,271,600
Wendy’s Co.	69,200	325,240

		20,876,872

Household Durables (0.7%)
D.R. Horton, Inc.	63,600	1,258,008
Garmin Ltd.	24,900	1,016,418
Harman International Industries, Inc.	17,400	776,736
Jarden Corp.*	15,200	785,840
Leggett & Platt, Inc.	34,600	941,812
Lennar Corp., Class A	39,900	1,542,933
Mohawk Industries, Inc.*	14,100	1,275,627
Newell Rubbermaid, Inc.	71,500	1,592,305
NVR, Inc.*	200	184,000
PulteGroup, Inc.*	510,202	9,265,269
Toll Brothers, Inc.*	35,500	1,147,715
Whirlpool Corp.	19,100	1,943,425

		21,730,088

Internet & Catalog Retail (0.1%)
Expedia, Inc.	8,050	494,672
HomeAway, Inc.*	831	18,282
Liberty Interactive Corp.*	118,200	2,326,176
Liberty Ventures*	5,910	400,462

		3,239,592

Leisure Equipment & Products (0.0%)
Hasbro, Inc.	2,700	96,930
Mattel, Inc.	19,000	695,780

		792,710

Media (5.2%)
Cablevision Systems Corp. - New York Group, Class A	44,100	$658,854
CBS Corp., Class B	132,800	5,053,040
Clear Channel Outdoor Holdings, Inc., Class A*	4,200	29,484
Comcast Corp., Class A	794,400	29,694,672
DIRECTV*	178,200	8,938,512
DISH Network Corp., Class A	11,000	400,400
DreamWorks Animation SKG, Inc., Class A*	16,700	276,719
Gannett Co., Inc.	367,500	6,618,675
Interpublic Group of Cos., Inc.	102,800	1,132,856
John Wiley & Sons, Inc., Class A	6,600	256,938
Lamar Advertising Co., Class A*	2,600	100,750
Liberty Media Corp. - Liberty Capital*	25,103	2,912,199
Madison Square Garden Co., Class A*	14,075	624,226
McGraw-Hill Cos., Inc.	202,600	11,076,142
News Corp., Class A	682,549	17,432,302
Regal Entertainment Group, Class A	12,700	177,165
Thomson Reuters Corp.	91,700	2,664,802
Time Warner Cable, Inc.	127,900	12,430,601
Time Warner, Inc.	237,063	11,338,723
Viacom, Inc., Class B	266,900	14,076,306
Walt Disney Co.	495,480	24,669,949
Washington Post Co., Class B	1,100	401,731

		150,965,046

Multiline Retail (1.0%)
Dillard’s, Inc., Class A	7,300	611,521
J.C. Penney Co., Inc.	39,400	776,574
Kohl’s Corp.	55,900	2,402,582
Macy’s, Inc.	353,300	13,785,766
Sears Holdings Corp.*	8,900	368,104
Target Corp.	174,200	10,307,414

		28,251,961

Specialty Retail (1.8%)
Aaron’s, Inc.	4,500	127,260
Abercrombie & Fitch Co., Class A	20,900	1,002,573
American Eagle Outfitters, Inc.	10,800	221,508
AutoNation, Inc.*	4,000	158,800
Best Buy Co., Inc.	66,500	788,025
CarMax, Inc.*	46,100	1,730,594
Chico’s FAS, Inc.	12,300	227,058
DSW, Inc., Class A	500	32,845
Foot Locker, Inc.	29,800	957,176
GameStop Corp., Class A	244,800	6,142,032
Guess?, Inc.	16,000	392,640
Home Depot, Inc.	192,800	11,924,680
Lowe’s Cos., Inc.	357,940	12,714,029
Sally Beauty Holdings, Inc.*	2,400	56,568
Sears Hometown and Outlet Stores, Inc.*	1,940	63,166
Signet Jewelers Ltd.	21,000	1,121,400
Staples, Inc.	170,200	1,940,280

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Tiffany & Co.	5,000	$286,700
TJX Cos., Inc.	273,100	11,593,095
Williams-Sonoma, Inc.	9,600	420,192

		51,900,621

Textiles, Apparel & Luxury Goods (0.0%)
Deckers Outdoor Corp.*	3,600	144,972
PVH Corp.	1,400	155,414

		300,386

Total Consumer Discretionary		328,715,212

Consumer Staples (8.4%)
Beverages (0.8%)
Beam, Inc.	38,900	2,376,401
Brown-Forman Corp., Class B	4,800	303,600
Coca-Cola Co.	189,600	6,873,000
Coca-Cola Enterprises, Inc.	68,700	2,179,851
Constellation Brands, Inc., Class A*	38,800	1,373,132
Molson Coors Brewing Co., Class B	31,600	1,352,164
PepsiCo, Inc.	110,900	7,588,887

		22,047,035

Food & Staples Retailing (1.7%)
CVS Caremark Corp.	355,453	17,186,153
Kroger Co.	576,800	15,008,336
Safeway, Inc.	51,100	924,399
Sysco Corp.	68,400	2,165,544
Walgreen Co.	213,000	7,883,130
Wal-Mart Stores, Inc.	88,126	6,012,837

		49,180,399

Food Products (1.8%)
Archer-Daniels-Midland Co.	162,600	4,453,614
Bunge Ltd.	70,200	5,102,838
Campbell Soup Co.	9,200	320,988
ConAgra Foods, Inc.	102,500	3,023,750
Dean Foods Co.*	6,400	105,664
General Mills, Inc.	34,700	1,402,227
Green Mountain Coffee Roasters, Inc.*	5,200	215,072
H.J. Heinz Co.	29,800	1,718,864
Hillshire Brands Co.	5,010	140,982
Hormel Foods Corp.	14,200	443,182
Ingredion, Inc.	14,800	953,564
J.M. Smucker Co.	27,700	2,388,848
Kellogg Co.	3,300	184,305
Kraft Foods Group, Inc.	138,366	6,291,502
Mondelez International, Inc., Class A	415,100	10,572,597
Ralcorp Holdings, Inc.*	13,700	1,228,205
Smithfield Foods, Inc.*	39,700	856,329
Tyson Foods, Inc., Class A	612,100	11,874,740
WhiteWave Foods Co., Class A*	2,610	40,559

		51,317,830

Household Products (2.3%)
Church & Dwight Co., Inc.	13,100	701,767
Clorox Co.	30,100	2,203,922
Colgate-Palmolive Co.	9,800	$1,024,492
Energizer Holdings, Inc.	16,200	1,295,676
Kimberly-Clark Corp.	47,300	3,993,539
Procter & Gamble Co.	840,570	57,066,297

		66,285,693

Personal Products (0.0%)
Avon Products, Inc.	24,400	350,384

Tobacco (1.8%)
Altria Group, Inc.	742,500	23,329,350
Lorillard, Inc.	87,300	10,185,291
Philip Morris International, Inc.	216,300	18,091,332
Reynolds American, Inc.	54,000	2,237,220

		53,843,193

Total Consumer Staples		243,024,534

Energy (13.1%)
Energy Equipment & Services (1.4%)
Atwood Oceanics, Inc.*	9,600	439,584
Baker Hughes, Inc.	108,306	4,423,217
Cameron International Corp.*	14,100	796,086
Diamond Offshore Drilling, Inc.	115,200	7,828,992
Halliburton Co.	155,200	5,383,888
Helmerich & Payne, Inc.	167,300	9,370,473
McDermott International, Inc.*	58,100	640,262
Nabors Industries Ltd.*	71,600	1,034,620
National Oilwell Varco, Inc.	81,300	5,556,855
Oil States International, Inc.*	1,800	128,772
Patterson-UTI Energy, Inc.	38,500	717,255
Rowan Cos., plc, Class A*	30,600	956,862
RPC, Inc.	1,900	23,256
SEACOR Holdings, Inc.	2,900	243,020
Superior Energy Services, Inc.*	38,900	806,008
Tidewater, Inc.	12,700	567,436
Unit Corp.*	12,000	540,600

		39,457,186

Oil, Gas & Consumable Fuels (11.7%)
Alpha Natural Resources, Inc.*	54,380	529,661
Anadarko Petroleum Corp.	123,400	9,169,854
Apache Corp.	96,535	7,577,997
BP plc (ADR)	314,100	13,079,124
Cheniere Energy, Inc.*	15,900	298,602
Chesapeake Energy Corp.	163,500	2,717,370
Chevron Corp.	579,540	62,671,455
Cimarex Energy Co.	37,100	2,141,783
Cobalt International Energy, Inc.*	2,600	63,856
ConocoPhillips	312,340	18,112,597
CONSOL Energy, Inc.	56,200	1,804,020
Denbury Resources, Inc.*	96,429	1,562,150
Devon Energy Corp.	99,900	5,198,796
Energen Corp.	17,800	802,602
EQT Corp.	32,500	1,916,850
EXCO Resources, Inc.	30,600	207,162
Exxon Mobil Corp.	1,537,645	133,083,175
Hess Corp.	75,200	3,982,592
HollyFrontier Corp.	51,100	2,378,705
Laredo Petroleum Holdings, Inc.*	350	6,356

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Marathon Oil Corp.	224,200	$6,873,972
Marathon Petroleum Corp.	84,150	5,301,450
Murphy Oil Corp.	48,000	2,858,400
Newfield Exploration Co.*	33,300	891,774
Noble Energy, Inc.	34,200	3,479,508
Occidental Petroleum Corp.	200,300	15,344,983
Peabody Energy Corp.	67,200	1,788,192
Phillips 66	154,370	8,197,047
Pioneer Natural Resources Co.	5,000	532,950
Plains Exploration & Production Co.*	31,800	1,492,692
QEP Resources, Inc.	44,000	1,331,880
Royal Dutch Shell plc (ADR), Class A	96,800	6,674,360
SandRidge Energy, Inc.*	120,800	767,080
SM Energy Co.	2,600	135,746
Southwestern Energy Co.*	56,400	1,884,324
Spectra Energy Corp.	161,200	4,413,656
Teekay Corp.	8,900	285,690
Tesoro Corp.	34,600	1,524,130
Ultra Petroleum Corp.*	37,700	683,501
Valero Energy Corp.	186,900	6,377,028
Whiting Petroleum Corp.*	24,900	1,079,913
World Fuel Services Corp.	12,100	498,157
WPX Energy, Inc.*	49,033	729,611

		340,450,751

Total Energy		379,907,937

Financials (22.1%)
Capital Markets (2.4%)
Affiliated Managers Group, Inc.*	3,200	416,480
American Capital Ltd.*	82,100	985,200
Ameriprise Financial, Inc.	54,000	3,382,020
Ares Capital Corp.	54,700	957,250
Bank of New York Mellon Corp.	294,500	7,568,650
BlackRock, Inc.	14,659	3,030,162
Charles Schwab Corp.	265,300	3,809,708
E*TRADE Financial Corp.*	70,500	630,975
Federated Investors, Inc., Class B	3,700	74,851
Franklin Resources, Inc.	26,400	3,318,480
Goldman Sachs Group, Inc.	121,500	15,498,540
Invesco Ltd.	110,600	2,885,554
Janus Capital Group, Inc.	46,500	396,180
Jefferies Group, Inc.	34,900	648,093
Legg Mason, Inc.	34,800	895,056
LPL Financial Holdings, Inc.	1,301	36,636
Morgan Stanley	380,472	7,274,625
Northern Trust Corp.	53,200	2,668,512
Raymond James Financial, Inc.	28,100	1,082,693
State Street Corp.	265,700	12,490,557
TD Ameritrade Holding Corp.	57,200	961,532

		69,011,754

Commercial Banks (5.3%)
Associated Banc-Corp	42,900	562,848
Bank of Hawaii Corp.	11,200	493,360
BankUnited, Inc.	8,500	207,740
BB&T Corp.	457,600	13,320,736
BOK Financial Corp.	6,400	$348,544
CapitalSource, Inc.	57,300	434,334
CIT Group, Inc.*	396,800	15,332,352
City National Corp./California	11,500	569,480
Comerica, Inc.	48,500	1,471,490
Commerce Bancshares, Inc./Missouri	19,457	682,145
Cullen/Frost Bankers, Inc.	13,200	716,364
East West Bancorp, Inc.	35,700	767,193
Fifth Third Bancorp	292,000	4,435,480
First Citizens BancShares, Inc./North Carolina, Class A	1,300	212,550
First Horizon National Corp.	62,385	618,236
First Niagara Financial Group, Inc.	87,000	689,910
First Republic Bank/California	25,200	826,056
Fulton Financial Corp.	49,500	475,695
Huntington Bancshares, Inc./Ohio	213,500	1,364,265
KeyCorp	235,300	1,981,226
M&T Bank Corp.	31,232	3,075,415
PNC Financial Services Group, Inc.	130,600	7,615,286
Popular, Inc.*	25,370	527,442
Regions Financial Corp.	348,800	2,483,456
Signature Bank/New York*	10,000	713,400
SunTrust Banks, Inc.	171,300	4,856,355
SVB Financial Group*	10,900	610,073
Synovus Financial Corp.	194,200	475,790
TCF Financial Corp.	40,000	486,000
U.S. Bancorp	738,400	23,584,496
Valley National Bancorp	48,621	452,175
Wells Fargo & Co.	1,842,983	62,993,159
Zions Bancorp	45,400	971,560

		154,354,611

Consumer Finance (1.1%)
American Express Co.	88,300	5,075,484
Capital One Financial Corp.	143,300	8,301,369
Discover Financial Services	407,500	15,709,125
SLM Corp.	120,400	2,062,452

		31,148,430

Diversified Financial Services (5.2%)
Bank of America Corp.	3,853,900	44,705,240
CBOE Holdings, Inc.	2,900	85,434
Citigroup, Inc.	1,286,140	50,879,698
CME Group, Inc./Illinois	82,500	4,183,575
Interactive Brokers Group, Inc., Class A	9,800	134,064
JPMorgan Chase & Co.	1,101,497	48,432,823
Leucadia National Corp.	37,200	884,988
NASDAQ OMX Group, Inc.	28,700	717,787
NYSE Euronext	62,700	1,977,558

		152,001,167

Insurance (5.3%)
ACE Ltd.	83,700	6,679,260
Aflac, Inc.	115,500	6,135,360
Alleghany Corp.*	4,198	1,408,093
Allied World Assurance Co. Holdings AG	4,400	346,720

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Allstate Corp.	121,100	$4,864,587
American Financial Group, Inc./Ohio	21,100	833,872
American International Group, Inc.*	159,159	5,618,313
American National Insurance Co.	1,800	122,922
Aon plc	73,800	4,103,280
Arch Capital Group Ltd.*	29,700	1,307,394
Aspen Insurance Holdings Ltd.	17,600	564,608
Assurant, Inc.	21,200	735,640
Assured Guaranty Ltd.	39,800	566,354
Axis Capital Holdings Ltd.	27,000	935,280
Berkshire Hathaway, Inc., Class B*	439,824	39,452,213
Brown & Brown, Inc.	26,300	669,598
Chubb Corp.	97,800	7,366,296
Cincinnati Financial Corp.	36,000	1,409,760
CNA Financial Corp.	6,500	182,065
Endurance Specialty Holdings Ltd.	9,600	381,024
Everest Reinsurance Group Ltd.	13,100	1,440,345
Fidelity National Financial, Inc., Class A	268,900	6,332,595
Genworth Financial, Inc., Class A*	121,300	910,963
Hanover Insurance Group, Inc.	6,100	236,314
Hartford Financial Services Group, Inc.	108,800	2,441,472
HCC Insurance Holdings, Inc.	25,000	930,250
Kemper Corp.	12,100	356,950
Lincoln National Corp.	70,400	1,823,360
Loews Corp.	77,000	3,137,750
Markel Corp.*	2,400	1,040,208
Marsh & McLennan Cos., Inc.	28,000	965,160
MBIA, Inc.*	34,900	273,965
Mercury General Corp.	6,600	261,954
MetLife, Inc.	210,100	6,920,694
Old Republic International Corp.	64,000	681,600
PartnerReinsurance Ltd.	102,100	8,218,029
Principal Financial Group, Inc.	74,100	2,113,332
ProAssurance Corp.	15,200	641,288
Progressive Corp.	150,900	3,183,990
Protective Life Corp.	20,000	571,600
Prudential Financial, Inc.	115,400	6,154,282
Reinsurance Group of America, Inc.	97,700	5,228,904
RenaissanceReinsurance Holdings Ltd.	12,800	1,040,128
StanCorp Financial Group, Inc.	10,900	399,703
Torchmark Corp.	42,350	2,188,224
Travelers Cos., Inc.	84,925	6,099,313
Unum Group	70,500	1,467,810
Validus Holdings Ltd.	90,100	3,115,658
W. R. Berkley Corp.	27,400	1,034,076
White Mountains Insurance Group Ltd.	1,500	772,500
XL Group plc	76,900	1,927,114

		155,592,170

Real Estate Investment Trusts (REITs) (2.6%)
Alexandria Real Estate Equities, Inc. (REIT)	15,400	$1,067,528
American Campus Communities, Inc. (REIT)	16,600	765,758
American Capital Agency Corp. (REIT)	74,090	2,144,165
Annaly Capital Management, Inc. (REIT)	240,638	3,378,557
Apartment Investment & Management Co. (REIT), Class A	9,442	255,500
AvalonBay Communities, Inc. (REIT)	27,101	3,674,625
BioMed Realty Trust, Inc. (REIT)	38,000	734,540
Boston Properties, Inc. (REIT)	30,800	3,258,948
Brandywine Realty Trust (REIT)	35,300	430,307
BRE Properties, Inc. (REIT)	13,600	691,288
Camden Property Trust (REIT)	4,900	334,229
CBL & Associates Properties, Inc. (REIT)	36,700	778,407
Chimera Investment Corp. (REIT)	253,700	662,157
CommonWealth REIT (REIT)	20,600	326,304
Corporate Office Properties Trust/Maryland (REIT)	17,700	442,146
DDR Corp. (REIT)	54,400	851,904
Douglas Emmett, Inc. (REIT)	34,400	801,520
Duke Realty Corp. (REIT)	65,800	912,646
Equity Lifestyle Properties, Inc. (REIT)	1,800	121,122
Equity Residential (REIT)	68,400	3,876,228
Extra Space Storage, Inc. (REIT)	9,500	345,705
Federal Realty Investment Trust (REIT)	3,400	353,668
General Growth Properties, Inc. (REIT)	130,369	2,587,825
Hatteras Financial Corp. (REIT)	24,100	597,921
HCP, Inc. (REIT)	96,358	4,353,454
Health Care REIT, Inc. (REIT)	52,800	3,236,112
Home Properties, Inc. (REIT)	5,600	343,336
Hospitality Properties Trust (REIT)	30,500	714,310
Host Hotels & Resorts, Inc. (REIT)	177,587	2,782,788
Kilroy Realty Corp. (REIT)	15,600	738,972
Kimco Realty Corp. (REIT)	100,440	1,940,501
Liberty Property Trust (REIT)	25,600	915,712
Macerich Co. (REIT)	32,755	1,909,616
Mack-Cali Realty Corp. (REIT)	21,700	566,587
MFA Financial, Inc. (REIT)	88,100	714,491
Mid-America Apartment Communities, Inc. (REIT)	600	38,850
National Retail Properties, Inc. (REIT)	26,400	823,680
Piedmont Office Realty Trust, Inc. (REIT), Class A	42,600	768,930

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Post Properties, Inc. (REIT)	7,900	$394,605
Prologis, Inc. (REIT)	113,679	4,148,147
Rayonier, Inc. (REIT)	6,300	326,529
Realty Income Corp. (REIT)	32,900	1,322,909
Regency Centers Corp. (REIT)	8,800	414,656
Retail Properties of America, Inc. (REIT), Class A	21,000	251,370
Senior Housing Properties Trust (REIT)	40,100	947,964
Simon Property Group, Inc. (REIT)	11,899	1,881,113
SL Green Realty Corp. (REIT)	22,200	1,701,630
Taubman Centers, Inc. (REIT)	10,000	787,200
UDR, Inc. (REIT)	61,005	1,450,699
Ventas, Inc. (REIT)	71,349	4,617,707
Vornado Realty Trust (REIT)	45,859	3,672,389
Weingarten Realty Investors (REIT)	29,900	800,423
Weyerhaeuser Co. (REIT)	90,197	2,509,281

		74,466,959

Real Estate Management & Development (0.1%)
Alexander & Baldwin, Inc.*	9,700	284,889
Forest City Enterprises, Inc., Class A*	35,000	565,250
Howard Hughes Corp.*	6,788	495,660
Jones Lang LaSalle, Inc.	10,800	906,552
Realogy Holdings Corp.*	9,850	413,306
St. Joe Co.*	14,200	327,736

		2,993,393

Thrifts & Mortgage Finance (0.1%)
Capitol Federal Financial, Inc.	40,471	473,106
Hudson City Bancorp, Inc.	130,400	1,060,152
New York Community Bancorp, Inc.	108,400	1,420,040
People’s United Financial, Inc.	68,800	831,792
TFS Financial Corp.*	19,800	190,476
Washington Federal, Inc.	26,300	443,681

		4,419,247

Total Financials		643,987,731

Health Care (11.3%)
Biotechnology (0.2%)
Vertex Pharmaceuticals, Inc.*	100,700	4,223,358

Health Care Equipment & Supplies (1.4%)
Abbott Laboratories	20,200	1,323,100
Alere, Inc.*	19,800	366,300
Baxter International, Inc.	11,600	773,256
Becton, Dickinson and Co.	3,400	265,846
Boston Scientific Corp.*	352,900	2,022,117
CareFusion Corp.*	54,800	1,566,184
Cooper Cos., Inc.	8,200	758,336
Covidien plc	147,200	8,499,328
DENTSPLY International, Inc.	19,400	768,434
Hill-Rom Holdings, Inc.	15,300	436,050
Hologic, Inc.*	65,300	1,307,959
Medtronic, Inc.	418,100	17,150,462
Sirona Dental Systems, Inc.*	11,200	721,952
St. Jude Medical, Inc.	17,700	639,678
Stryker Corp.	20,200	1,107,364
Teleflex, Inc.	10,100	$720,231
Zimmer Holdings, Inc.	39,200	2,613,072

		41,039,669

Health Care Providers & Services (2.4%)
Aetna, Inc.	219,800	10,176,740
Brookdale Senior Living, Inc.*	24,000	607,680
Cardinal Health, Inc.	39,300	1,618,374
Cigna Corp.	71,200	3,806,352
Community Health Systems, Inc.	22,400	688,576
Coventry Health Care, Inc.	35,300	1,582,499
HCA Holdings, Inc.	14,300	431,431
Health Management Associates, Inc., Class A*	63,300	589,956
Health Net, Inc.*	155,700	3,783,510
Henry Schein, Inc.*	9,600	772,416
Humana, Inc.	40,300	2,765,789
LifePoint Hospitals, Inc.*	12,000	453,000
McKesson Corp.	22,200	2,152,512
MEDNAX, Inc.*	12,200	970,144
Omnicare, Inc.	27,900	1,007,190
Patterson Cos., Inc.	1,600	54,768
Quest Diagnostics, Inc.	34,600	2,016,142
Tenet Healthcare Corp.*	24,025	780,092
UnitedHealth Group, Inc.	256,182	13,895,312
Universal Health Services, Inc., Class B	20,800	1,005,680
VCA Antech, Inc.*	21,600	454,680
WellPoint, Inc.	317,600	19,348,192

		68,961,035

Health Care Technology (0.0%)
Allscripts Healthcare Solutions, Inc.*	47,100	443,682

Life Sciences Tools & Services (0.4%)
Bio-Rad Laboratories, Inc., Class A*	5,000	525,250
Charles River Laboratories International, Inc.*	4,400	164,868
Covance, Inc.*	12,800	739,456
Life Technologies Corp.*	40,000	1,963,200
PerkinElmer, Inc.	28,100	891,894
QIAGEN N.V.*	58,100	1,054,515
Thermo Fisher Scientific, Inc.	90,700	5,784,846

		11,124,029

Pharmaceuticals (6.9%)
AstraZeneca plc (ADR)	357,100	16,880,117
Bristol-Myers Squibb Co.	38,400	1,251,456
Eli Lilly and Co.	160,900	7,935,588
Endo Health Solutions, Inc.*	10,700	281,089
Forest Laboratories, Inc.*	65,600	2,316,992
Hospira, Inc.*	40,800	1,274,592
Johnson & Johnson	722,610	50,654,961
Merck & Co., Inc.	967,328	39,602,408
Mylan, Inc.*	8,500	233,580
Pfizer, Inc.	3,023,936	75,840,315
Roche Holding AG (ADR)	109,600	5,534,800

		201,805,898

Total Health Care		327,597,671

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Industrials (8.1%)
Aerospace & Defense (1.1%)
Alliant Techsystems, Inc.	8,200	$508,072
Boeing Co.	94,600	7,129,056
Engility Holdings, Inc.*	4,016	77,348
Exelis, Inc.	46,000	518,420
General Dynamics Corp.	128,500	8,901,195
Huntington Ingalls Industries, Inc.	12,166	527,274
L-3 Communications Holdings, Inc.	24,100	1,846,542
Lockheed Martin Corp.	7,000	646,030
Northrop Grumman Corp.	82,000	5,541,560
Raytheon Co.	82,300	4,737,188
Spirit AeroSystems Holdings, Inc., Class A*	22,600	383,522
Textron, Inc.	64,900	1,608,871
Triumph Group, Inc.	8,100	528,930

		32,954,008

Air Freight & Logistics (0.2%)
Expeditors International of Washington, Inc.	5,000	197,750
FedEx Corp.	73,000	6,695,560
UTi Worldwide, Inc.	25,500	341,700

		7,235,010

Airlines (0.4%)
Copa Holdings S.A., Class A	1,600	159,120
Delta Air Lines, Inc.*	749,092	8,891,722
Southwest Airlines Co.	152,800	1,564,672

		10,615,514

Building Products (0.1%)
Fortune Brands Home & Security, Inc.*	32,900	961,338
Owens Corning, Inc.*	30,000	1,109,700

		2,071,038

Commercial Services & Supplies (0.6%)
ADT Corp.	57,150	2,656,903
Avery Dennison Corp.	25,600	893,952
Cintas Corp.	14,900	609,410
Corrections Corp. of America	24,700	876,109
Covanta Holding Corp.	24,900	458,658
Iron Mountain, Inc.	2,722	84,518
KAR Auction Services, Inc.	7,100	143,704
Pitney Bowes, Inc.	16,000	170,240
R.R. Donnelley & Sons Co.	44,500	400,500
Republic Services, Inc.	74,830	2,194,764
Tyco International Ltd.	114,300	3,343,275
Waste Connections, Inc.	28,650	968,084
Waste Management, Inc.	114,300	3,856,482

		16,656,599

Construction & Engineering (0.2%)
AECOM Technology Corp.*	27,800	661,640
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	9,200	426,420
Fluor Corp.	10,600	622,644
Jacobs Engineering Group, Inc.*	31,900	1,357,983
KBR, Inc.	36,600	1,095,072
Quanta Services, Inc.*	51,600	$1,408,164
Shaw Group, Inc.*	16,200	755,082
URS Corp.	18,700	734,162

		7,061,167

Electrical Equipment (0.3%)
Eaton Corp. plc	92,852	5,032,578
Emerson Electric Co.	28,800	1,525,248
General Cable Corp.*	11,500	349,715
GrafTech International Ltd.*	31,200	292,968
Hubbell, Inc., Class B	2,500	211,575
Regal-Beloit Corp.	9,600	676,512

		8,088,596

Industrial Conglomerates (2.7%)
3M Co.	17,300	1,606,305
Carlisle Cos., Inc.	14,000	822,640
Danaher Corp.	94,500	5,282,550
General Electric Co.	3,428,510	71,964,425

		79,675,920

Machinery (1.8%)
AGCO Corp.*	24,000	1,178,880
CNH Global N.V.	6,900	278,001
Colfax Corp.*	8,400	338,940
Crane Co.	12,100	559,988
Cummins, Inc.	80,100	8,678,835
Dover Corp.	45,400	2,983,234
Flowserve Corp.	56,300	8,264,840
Gardner Denver, Inc.	12,400	849,400
Harsco Corp.	19,800	465,300
IDEX Corp.	16,700	777,051
Illinois Tool Works, Inc.	5,900	358,779
Ingersoll-Rand plc	33,500	1,606,660
ITT Corp.	17,350	407,031
Kennametal, Inc.	19,700	788,000
Manitowoc Co., Inc.	7,700	120,736
Navistar International Corp.*	15,100	328,727
Nordson Corp.	1,200	75,744
Oshkosh Corp.*	22,600	670,090
PACCAR, Inc.	68,200	3,083,322
Parker Hannifin Corp.	71,100	6,047,766
Pentair Ltd. (Registered)	51,925	2,552,114
Snap-on, Inc.	11,500	908,385
SPX Corp.	8,700	610,305
Stanley Black & Decker, Inc.	42,202	3,121,682
Terex Corp.*	27,200	764,592
Timken Co.	115,400	5,519,582
Trinity Industries, Inc.	19,800	709,236
WABCO Holdings, Inc.*	1,200	78,228
Xylem, Inc.	40,800	1,105,680

		53,231,128

Marine (0.0%)
Kirby Corp.*	3,600	222,804
Matson, Inc.	9,700	239,784

		462,588

Professional Services (0.1%)
Dun & Bradstreet Corp.	3,900	306,735
Equifax, Inc.	3,000	162,360
Manpower, Inc.	19,800	840,312

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Nielsen Holdings N.V.*	22,535	$689,346
Towers Watson & Co., Class A	15,000	843,150
Verisk Analytics, Inc., Class A*	5,000	255,000

		3,096,903

Road & Rail (0.5%)
Con-way, Inc.	6,200	172,484
CSX Corp.	82,800	1,633,644
Hertz Global Holdings, Inc.*	26,600	432,782
Kansas City Southern	6,000	500,880
Norfolk Southern Corp.	80,500	4,978,120
Ryder System, Inc.	12,700	634,111
Union Pacific Corp.	47,400	5,959,128

		14,311,149

Trading Companies & Distributors (0.1%)
Air Lease Corp.*	16,600	356,900
GATX Corp.	11,600	502,280
MRC Global, Inc.*	2,100	58,338
WESCO International, Inc.*	10,800	728,244

		1,645,762

Total Industrials		237,105,382

Information Technology (8.8%)
Communications Equipment (1.7%)
Brocade Communications Systems, Inc.*	113,200	603,356
Cisco Systems, Inc.	1,983,500	38,975,775
EchoStar Corp., Class A*	7,000	239,540
Harris Corp.	117,700	5,762,592
JDS Uniphase Corp.*	57,100	773,134
Juniper Networks, Inc.*	130,700	2,570,869
Motorola Solutions, Inc.	23,200	1,291,776
Palo Alto Networks, Inc.*	394	21,087
Polycom, Inc.*	44,000	460,240

		50,698,369

Computers & Peripherals (2.3%)
Apple, Inc.	63,000	33,580,890
Dell, Inc.	489,700	4,960,661
Diebold, Inc.	14,300	437,723
Hewlett-Packard Co.	1,561,462	22,250,833
Lexmark International, Inc., Class A	17,500	405,825
NetApp, Inc.*	29,500	989,725
SanDisk Corp.*	60,200	2,622,312
Stratasys Ltd.*	3,940	315,791
Western Digital Corp.	34,500	1,465,905

		67,029,665

Electronic Equipment, Instruments & Components (0.4%)
Arrow Electronics, Inc.*	27,500	1,047,200
Avnet, Inc.*	35,800	1,095,838
AVX Corp.	11,800	127,204
Corning, Inc.	479,800	6,055,076
Dolby Laboratories, Inc., Class A	5,200	152,516
FLIR Systems, Inc.	7,200	160,632
Ingram Micro, Inc., Class A*	37,600	636,192
Itron, Inc.*	9,900	441,045
Jabil Circuit, Inc.	37,300	719,517
Molex, Inc.	34,100	931,953
Tech Data Corp.*	9,800	$446,194
Vishay Intertechnology, Inc.*	35,700	379,491

		12,192,858

Internet Software & Services (0.3%)
Akamai Technologies, Inc.*	3,300	135,003
AOL, Inc.*	17,812	527,413
IAC/InterActiveCorp	15,300	723,690
VeriSign, Inc.*	3,100	120,342
Yahoo!, Inc.*	300,900	5,987,910

		7,494,358

IT Services (0.9%)
Amdocs Ltd.	41,600	1,413,984
Booz Allen Hamilton Holding Corp.	5,942	82,713
Computer Sciences Corp.	38,300	1,533,915
CoreLogic, Inc.*	26,300	707,996
DST Systems, Inc.	6,900	418,140
Fidelity National Information Services, Inc.	61,894	2,154,530
Fiserv, Inc.*	5,800	458,374
Genpact Ltd.	6,100	94,550
International Business Machines Corp.	57,900	11,090,745
Paychex, Inc.	5,400	168,156
SAIC, Inc.	45,300	512,796
Total System Services, Inc.	5,600	119,952
Visa, Inc., Class A	39,800	6,032,884

		24,788,735

Office Electronics (0.1%)
Xerox Corp.	332,762	2,269,437
Zebra Technologies Corp., Class A*	10,800	424,224

		2,693,661

Semiconductors & Semiconductor Equipment (1.6%)
Analog Devices, Inc.	67,400	2,834,844
Applied Materials, Inc.	1,193,700	13,655,928
Atmel Corp.*	100,200	656,310
Avago Technologies Ltd.	3,500	110,810
Broadcom Corp., Class A*	51,700	1,716,957
Cree, Inc.*	28,600	971,828
Cypress Semiconductor Corp.*	15,400	166,936
Fairchild Semiconductor International, Inc.*	31,400	452,160
Freescale Semiconductor Ltd.*	700	7,707
Intel Corp.	319,290	6,586,953
KLA-Tencor Corp.	41,300	1,972,488
Lam Research Corp.*	34,025	1,229,323
Marvell Technology Group Ltd.	116,000	842,160
Maxim Integrated Products, Inc.	36,000	1,058,400
Micron Technology, Inc.*	1,372,800	8,717,280
NVIDIA Corp.	152,800	1,877,912
ON Semiconductor Corp.*	112,100	790,305
PMC-Sierra, Inc.*	57,200	298,012
Silicon Laboratories, Inc.*	900	37,629
Skyworks Solutions, Inc.*	5,100	103,530
Teradyne, Inc.*	40,500	684,045
Texas Instruments, Inc.	92,700	2,868,138

		47,639,655

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Software (1.5%)
Activision Blizzard, Inc.	104,600	$1,110,852
Adobe Systems, Inc.*	52,300	1,970,664
CA, Inc.	82,600	1,815,548
Compuware Corp.*	50,900	553,283
Electronic Arts, Inc.*	78,500	1,140,605
Microsoft Corp.	530,700	14,185,611
Oracle Corp.	410,700	13,684,524
Rovi Corp.*	21,700	334,831
ServiceNow, Inc.*	820	24,625
Symantec Corp.*	460,400	8,660,124
Synopsys, Inc.*	33,300	1,060,272
Workday, Inc., Class A*	1,600	87,200

		44,628,139

Total Information Technology		257,165,440

Materials (3.2%)
Chemicals (1.8%)
Air Products and Chemicals, Inc.	52,200	4,385,844
Albemarle Corp.	9,600	596,352
Ashland, Inc.	19,400	1,559,954
Cabot Corp.	15,600	620,724
CF Industries Holdings, Inc.	17,191	3,492,524
Cytec Industries, Inc.	11,400	784,662
Dow Chemical Co.	295,250	9,542,480
Eastman Chemical Co.	6,800	462,740
Huntsman Corp.	47,200	750,480
Intrepid Potash, Inc.	6,900	146,901
Kronos Worldwide, Inc.	5,000	97,500
LyondellBasell Industries N.V., Class A	278,300	15,888,147
Mosaic Co.	73,200	4,145,316
PPG Industries, Inc.	63,600	8,608,260
Rockwood Holdings, Inc.	11,900	588,574
RPM International, Inc.	19,800	581,328
Scotts Miracle-Gro Co., Class A	1,200	52,860
W.R. Grace & Co.*	1,600	107,568
Westlake Chemical Corp.	3,800	301,340

		52,713,554

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	5,600	527,968
Vulcan Materials Co.	31,900	1,660,395

		2,188,363

Containers & Packaging (0.2%)
AptarGroup, Inc.	10,900	520,148
Bemis Co., Inc.	25,400	849,884
Crown Holdings, Inc.*	27,900	1,026,999
Greif, Inc., Class A	7,700	342,650
Owens-Illinois, Inc.*	10,500	223,335
Packaging Corp. of America	2,000	76,940
Rock-Tenn Co., Class A	15,500	1,083,605
Sealed Air Corp.	47,900	838,729
Sonoco Products Co.	24,800	737,304

		5,699,594

Metals & Mining (0.9%)
Alcoa, Inc.	263,400	2,286,312
Allegheny Technologies, Inc.	26,400	801,504
Carpenter Technology Corp.	10,100	$521,463
Cliffs Natural Resources, Inc.	35,200	1,357,312
Commercial Metals Co.	28,600	424,996
Freeport-McMoRan Copper & Gold, Inc.	234,400	8,016,480
Molycorp, Inc.*	12,100	114,224
Newmont Mining Corp.	121,200	5,628,528
Nucor Corp.	78,300	3,380,994
Reliance Steel & Aluminum Co.	18,600	1,155,060
Southern Copper Corp.	10,100	382,386
Steel Dynamics, Inc.	42,400	582,152
Tahoe Resources, Inc.*	15,500	283,960
Titanium Metals Corp.	19,700	325,247
United States Steel Corp.	35,500	847,385
Walter Energy, Inc.	15,400	552,552

		26,660,555

Paper & Forest Products (0.2%)
Domtar Corp.	8,900	743,328
International Paper Co.	108,000	4,302,720
MeadWestvaco Corp.	42,700	1,360,849

		6,406,897

Total Materials		93,668,963

Telecommunication Services (2.6%)
Diversified Telecommunication Services (2.4%)
AT&T, Inc.	1,608,900	54,236,019
CenturyLink, Inc.	310,528	12,147,855
Frontier Communications Corp.	246,526	1,055,131
Level 3 Communications, Inc.*	19,426	448,935
Windstream Corp.	58,900	487,692

		68,375,632

Wireless Telecommunication Services (0.2%)
Clearwire Corp., Class A*	86,500	249,985
MetroPCS Communications, Inc.*	74,900	744,506
NII Holdings, Inc.*	42,400	302,312
Sprint Nextel Corp.*	740,600	4,199,202
Telephone & Data Systems, Inc.	23,392	517,899
U.S. Cellular Corp.*	3,400	119,816

		6,133,720

Total Telecommunication Services		74,509,352

Utilities (5.2%)
Electric Utilities (3.1%)
American Electric Power Co., Inc.	274,070	11,697,308
Duke Energy Corp.	173,790	11,087,802
Edison International	223,100	10,081,889
Entergy Corp.	43,800	2,792,250
Exelon Corp.	210,496	6,260,151
FirstEnergy Corp.	103,315	4,314,435
Great Plains Energy, Inc.	115,100	2,337,681
Hawaiian Electric Industries, Inc.	23,800	598,332
NextEra Energy, Inc.	103,000	7,126,570
Northeast Utilities	77,405	3,024,987
NV Energy, Inc.	508,800	9,229,632

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
OGE Energy Corp.	24,400	$1,373,964
Pepco Holdings, Inc.	56,300	1,104,043
Pinnacle West Capital Corp.	27,000	1,376,460
PPL Corp.	184,102	5,270,840
Southern Co.	214,500	9,182,745
Westar Energy, Inc.	31,100	890,082
Xcel Energy, Inc.	120,200	3,210,542

		90,959,713

Gas Utilities (0.3%)
AGL Resources, Inc.	29,000	1,159,130
Atmos Energy Corp.	176,100	6,184,632
National Fuel Gas Co.	17,900	907,351
Questar Corp.	34,100	673,816
UGI Corp.	27,700	906,067

		9,830,996

Independent Power Producers & Energy Traders (0.2%)
AES Corp.	158,400	1,694,880
Calpine Corp.*	99,900	1,811,187
NRG Energy, Inc.	56,200	1,292,038

		4,798,105

Multi-Utilities (1.5%)
Alliant Energy Corp.	27,400	1,203,134
Ameren Corp.	59,900	1,840,128
CenterPoint Energy, Inc.	105,500	2,030,875
CMS Energy Corp.	64,600	1,574,948
Consolidated Edison, Inc.	72,400	4,021,096
Dominion Resources, Inc.	141,200	7,314,160
DTE Energy Co.	42,000	2,522,100
Integrys Energy Group, Inc.	19,300	1,007,846
MDU Resources Group, Inc.	46,600	989,784
NiSource, Inc.	70,100	1,744,789
PG&E Corp.	104,300	4,190,774
Public Service Enterprise Group, Inc.	124,900	3,821,940
SCANA Corp.	28,900	1,318,996
Sempra Energy	74,900	5,313,406
TECO Energy, Inc.	53,200	891,632
Vectren Corp.	20,200	593,880
Wisconsin Energy Corp.	56,900	2,096,765

		42,476,253

Water Utilities (0.1%)
American Water Works Co., Inc.	43,500	$1,615,155
Aqua America, Inc.	30,400	772,768

		2,387,923

Total Utilities		150,452,990

Total Common Stocks (94.1%) (Cost $2,165,961,808)		2,736,135,212

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Celgene Corp., expiring 12/31/30* (Cost $6,890)	1,300	8,333

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Government Securities (2.0%)
U.S. Treasury Bills 0.09%, 5/2/13# (p)	$58,710,000	58,692,399

Total Short-Term Investments (2.0%) (Cost $58,682,374)		58,692,399

Total Investments (96.1%) (Cost $2,224,651,072)		2,794,835,944
Other Assets Less Liabilities (3.9%)		114,209,625

Net Assets (100%)		$2,909,045,569

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $58,692,399.
(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	2,188	March-13	$155,469,001	$155,358,940	$(110,061)
S&P MidCap 400 E-Mini Index	286	March-13	28,860,353	29,117,660	257,307

					$147,246

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$328,715,212	$—	$—	$328,715,212
Consumer Staples	243,024,534	—	—	243,024,534
Energy	379,907,937	—	—	379,907,937
Financials	643,987,731	—	—	643,987,731
Health Care	327,597,671	—	—	327,597,671
Industrials	237,105,382	—	—	237,105,382
Information Technology	257,165,440	—	—	257,165,440
Materials	93,668,963	—	—	93,668,963
Telecommunication Services	74,509,352	—	—	74,509,352
Utilities	150,452,990	—	—	150,452,990
Futures	257,307	—	—	257,307
Rights
Health Care	8,333	—	—	8,333
Short-Term Investments	—	58,692,399	—	58,692,399

Total Assets	$2,736,400,852	$58,692,399	$—	$2,795,093,251

Liabilities:
Futures	$(110,061)	$—	$—	$(110,061)

Total Liabilities	$(110,061)	$—	$—	$(110,061)

Total	$2,736,290,791	$58,692,399	$—	$2,794,983,190

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary	Investments in Preferred Stocks- Consumer Discretionary

Balance as of 12/31/11	$—	$—
Total gains or losses (realized/unrealized) included in earnings	7,126	595
Purchases	—	—
Sales	(7,126)	(595)
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/12	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	257,307	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$257,307

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(110,061	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(110,061)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	56,717,964	—	—	56,717,964
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$56,717,964	$—	$—	$56,717,964

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(5,153,429)	—	—	(5,153,429)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(5,153,429)	$—	$—	$(5,153,429)

The Portfolio held futures contracts with an average notional value of approximately $299,893,000 during the year ended December 31, 2012.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$666,140,195
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$810,908,214

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$464,914,874
Aggregate gross unrealized depreciation	(76,907,896)

Net unrealized appreciation	$388,006,978

Federal income tax cost of investments	$2,406,828,966

The Portfolio has a net capital loss carryforward of $1,318,347,823 of which $147,040,915 expires in the year 2016 and $1,171,306,908 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $186,180,416 during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $2,224,651,072)	$2,794,835,944
Cash	108,952,983
Due from broker for futures variation margin	4,609,999
Dividends, interest and other receivables	3,938,090
Receivable for securities sold	1,741,959
Receivable from Separate Accounts for Trust shares sold	182,445
Other assets	18,518

Total assets	2,914,279,938

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	2,263,103
Investment management fees payable	1,198,880
Payable for securities purchased	770,536
Administrative fees payable	376,818
Distribution fees payable - Class IB	283,176
Distribution fees payable - Class IA	188,240
Trustees’ fees payable	3,972
Accrued expenses	149,644

Total liabilities	5,234,369

NET ASSETS	$2,909,045,569

Net assets were comprised of:
Paid in capital	$3,902,610,571
Accumulated undistributed net investment income (loss)	2,229,836
Accumulated undistributed net realized gain (loss) on investments and futures	(1,566,126,956)
Net unrealized appreciation (depreciation) on investments and futures	570,332,118

Net assets	$2,909,045,569

Class IA
Net asset value, offering and redemption price per share, $891,848,498 / 81,861,604 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.89

Class IB
Net asset value, offering and redemption price per share, $1,340,072,840 / 123,292,709 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.87

Class K
Net asset value, offering and redemption price per share, $677,124,231 / 62,155,461 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.89

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $175,414 foreign withholding tax)	$72,062,275
Interest	294,316

Total income	72,356,591

EXPENSES
Investment management fees	14,398,609
Administrative fees	4,567,476
Distribution fees - Class IB	3,408,123
Distribution fees - Class IA	2,245,578
Printing and mailing expenses	358,860
Professional fees	114,626
Custodian fees	90,500
Trustees’ fees	85,310
Miscellaneous	94,957

Gross expenses	25,364,039
Less: Fees paid indirectly	(153,407)

Net expenses	25,210,632

NET INVESTMENT INCOME (LOSS)	47,145,959

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	140,632,169
Futures	56,717,964

Net realized gain (loss)	197,350,133

Change in unrealized appreciation (depreciation) on:
Securities	203,742,714
Futures	(5,153,429)

Net change in unrealized appreciation (depreciation)	198,589,285

NET REALIZED AND UNREALIZED GAIN (LOSS)	395,939,418

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$443,085,377

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$47,145,959	$41,161,696
Net realized gain (loss) on investments and futures	197,350,133	53,730,681
Net change in unrealized appreciation (depreciation) on investments and futures	198,589,285	(244,778,922)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	443,085,377	(149,886,545)

DIVIDENDS:
Dividends from net investment income
Class IA	(13,919,673)	(12,967,993)
Class IB	(20,929,585)	(16,320,567)
Class K†	(12,273,519)	(11,392,882)

TOTAL DIVIDENDS	(47,122,777)	(40,681,442)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 742,509 and 3,016,973 shares, respectively ]	7,786,809	31,043,894
Capital shares issued in reinvestment of dividends [ 1,275,509 and 1,406,777 shares, respectively ]	13,919,673	12,967,993
Capital shares repurchased [ (11,488,419) and (112,075,749) shares, respectively ]	(120,393,217)	(1,077,594,170	)(z)

Total Class IA transactions	(98,686,735)	(1,033,582,283)

Class IB
Capital shares sold [ 2,446,967 and 2,388,103 shares, respectively ]	25,604,705	24,105,524
Capital shares issued in reinvestment of dividends [ 1,922,383 and 1,774,449 shares, respectively ]	20,929,585	16,320,567
Capital shares repurchased [ (20,497,413) and (22,594,933) shares, respectively ]	(214,617,733)	(230,138,002)

Total Class IB transactions	(168,083,443)	(189,711,911)

Class K†
Capital shares sold [ 607,723 and 82,527,469 shares, respectively ]	6,325,237	770,323,302	(z)
Capital shares issued in reinvestment of dividends [ 1,124,807 and 1,235,907 shares, respectively ]	12,273,519	11,392,882
Capital shares repurchased [ (20,853,616) and (2,486,829) shares, respectively ]	(215,967,633)	(23,291,635)

Total Class K transactions	(197,368,877)	758,424,549

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(464,139,055)	(464,869,645)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(68,176,455)	(655,437,632)
NET ASSETS:
Beginning of year	2,977,222,024	3,632,659,656

End of year (a)	$2,909,045,569	$2,977,222,024

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,229,836	$1,162,728

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/Large Cap Value PLUS Portfolio exchanged approximately 80,955,273 Class IA shares for approximately 80,955,273 Class K shares. This exchange amounted to approximately $755,710,017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.55	$10.19	$9.15	$7.75	$14.27

Income (loss) from investment operations:
Net investment income (loss)	0.16 (e)	0.13 (e)	0.13 (e)	0.19 (e)	0.43
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.35	(0.63)	1.05	1.41	(6.57)

Total from investment operations	1.51	(0.50)	1.18	1.60	(6.14)

Less distributions:
Dividends from net investment income	(0.17)	(0.14)	(0.14)	(0.20)	(0.38)

Net asset value, end of year	$10.89	$9.55	$10.19	$9.15	$7.75

Total return	15.83%	(4.84)%	12.89%	20.73%	(43.06)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$891,848	$872,363	$2,027,488	$2,305,328	$1,254,315
Ratio of expenses to average net assets:
After waivers	0.91%	0.65%	0.66%	0.70%	0.70%
After waivers and fees paid indirectly	0.91%	0.64%	0.66%	0.69%	0.64%
Before waivers and fees paid indirectly	0.91%	0.65%	0.66%	0.70%	0.72%
Ratio of net investment income (loss) to average net assets:
After waivers	1.52%	1.26%	1.33%	2.35%	2.36%
After waivers and fees paid indirectly	1.52%	1.27%	1.34%	2.36%	2.42%
Before waivers and fees paid indirectly	1.52%	1.26%	1.33%	2.35%	2.34%
Portfolio turnover rate	25%	33%	38%	52%	39%

	Year Ended December 31,
Class IB	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.53	$10.17	$9.12	$7.73	$14.26

Income (loss) from investment operations:
Net investment income (loss)	0.16 (e)	0.11 (e)	0.10 (e)	0.17 (e)	0.31	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.35	(0.63)	1.06	1.40	(6.49)

Total from investment operations	1.51	(0.52)	1.16	1.57	(6.18)

Less distributions:
Dividends from net investment income	(0.17)	(0.12)	(0.11)	(0.18)	(0.35)

Net asset value, end of year	$10.87	$9.53	$10.17	$9.12	$7.73

Total return	15.86%	(5.09)%	12.76%	20.34%	(43.32)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,340,073	$1,328,547	$1,605,171	$1,634,368	$1,552,709
Ratio of expenses to average net assets:
After waivers	0.91%	0.90%	0.91%	0.95%	0.95%
After waivers and fees paid indirectly	0.91%	0.89%	0.91%	0.94%	0.89	%(c)
Before waivers and fees paid indirectly	0.91%	0.90%	0.91%	0.95%	0.97%
Ratio of net investment income (loss) to average net assets:
After waivers	1.52%	1.09%	1.09%	2.22%	2.41%
After waivers and fees paid indirectly	1.52%	1.10%	1.09%	2.23%	2.49%
Before waivers and fees paid indirectly	1.52%	1.09%	1.09%	2.22%	2.40%
Portfolio turnover rate	25%	33%	38%	52%	39%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.55	$9.24

Income (loss) from investment operations:
Net investment income (loss)	0.18 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments and futures	1.36	0.39

Total from investment operations	1.54	0.45

Less distributions:
Dividends from net investment income	(0.20)	(0.14)

Net asset value, end of period	$10.89	$9.55

Total return (b)	16.13%	4.95%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$677,124	$776,313
Ratio of expenses to average net assets:
After waivers (a)	0.66%	0.65%
After waivers and fees paid indirectly (a)	0.66%	0.65%
Before waivers and fees paid indirectly (a)	0.66%	0.65%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.76%	1.79%
After waivers and fees paid indirectly (a)	1.76%	1.79%
Before waivers and fees paid indirectly (a)	1.76%	1.79%
Portfolio turnover rate	25%	33%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	15.36%	1.02%	4.66%
Portfolio – Class IB Shares*	15.44	0.84	4.44
Russell 1000® Index	16.42	1.92	5.26
* Date of inception 4/29/05. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 15.36% for the year ended December 31, 2012. The Portfolio’s benchmark, the Russell 1000® Index, returned 16.42% over the same period.

Portfolio Highlights

What helped performance during the year:

•	An underweight within the Utilities sector contributed to relative performance as this was the worst performing sector in the benchmark for the period.

•

Strong stock selection within the Financials sector contributed to performance including Goldman Sachs Group within the capital markets industry and JPMorgan Chase & Co. within the diversified financial services industry.

•	Stock selection was also strong within the Health Care sector, particularly within the health care technology industry.

What hurt performance during the year:

•	Stock selection within the Information Technology sector detracted from relative performance, including Monster Worldwide, Inc. and Facebook Inc. within the Internet software & services industry.

•

Stock selection within the Energy sector also detracted from performance, including Weatherford International Ltd. within the energy equipment and services industry and Occidental Petroleum within the oil, gas & consumable fuels industry.

•	An underweight within Wireless Telecommunication Services also detracted from relative performance as several stocks within this industry performed well.

Portfolio Positioning and Outlook

The Adviser continues to modestly favor cyclical companies because we expect that the U.S. economy will likely expand somewhat in the coming year. The Adviser believes economic growth should be supported by continued global monetary easing, a rebound in the U.S. housing market, steadily improving U.S. employment, and stabilization of the Chinese economy. The Adviser remains aware of several risk factors, including continued uncertainty in Europe, higher U.S. taxes and the continuing fiscal debate in Washington. At year-end, the Energy sector was the largest overweight position relative to the benchmark. The portfolio was also overweight in the Materials sector, with an emphasis on metals and mining companies and producers of chemicals. The Adviser expects most of these companies to benefit from an improving global economy. The Adviser maintained an underweight position within the Consumer Discretionary sector. The portfolio was also underweight the traditionally defensive Utilities and Consumer Staples sectors because the Adviser continues to find what we believe are better opportunities elsewhere.

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2012	% of Net Assets
Information Technology	20.1%
Financials	16.4
Energy	12.7
Industrials	11.5
Health Care	10.6
Consumer Discretionary	9.2
Consumer Staples	7.6
Materials	6.1
Telecommunication Services	2.9
Utilities	1.3
Cash and Other	1.6

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,059.90	$5.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08
Class IB
Actual	1,000.00	1,060.70	5.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.00% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.2%)
Automobiles (0.9%)
Ford Motor Co.	164,077	$2,124,797

Hotels, Restaurants & Leisure (2.7%)
Carnival Corp.	13,624	500,955
Hyatt Hotels Corp., Class A*	17,766	685,235
Marriott International, Inc., Class A	25,531	951,540
MGM Resorts International*	163,822	1,906,888
Starwood Hotels & Resorts Worldwide, Inc.	13,787	790,822
Wynn Resorts Ltd.	14,358	1,615,131

		6,450,571

Internet & Catalog Retail (0.2%)
Amazon.com, Inc.*	1,641	412,121

Media (1.4%)
Time Warner, Inc.	23,611	1,129,314
Walt Disney Co.	47,151	2,347,649

		3,476,963

Multiline Retail (0.8%)
Macy’s, Inc.	18,516	722,494
Target Corp.	19,802	1,171,685

		1,894,179

Specialty Retail (2.6%)
AutoZone, Inc.*	2,688	952,708
Dick’s Sporting Goods, Inc.	44,079	2,005,154
Home Depot, Inc.	53,403	3,302,975

		6,260,837

Textiles, Apparel & Luxury Goods (0.6%)
Coach, Inc.	14,080	781,581
PVH Corp.	6,834	758,642

		1,540,223

Total Consumer Discretionary		22,159,691

Consumer Staples (7.6%)
Beverages (2.2%)
Coca-Cola Co.	63,156	2,289,405
PepsiCo, Inc.	43,836	2,999,697

		5,289,102

Food & Staples Retailing (1.1%)
CVS Caremark Corp.	44,338	2,143,742
Wal-Mart Stores, Inc.	8,366	570,812

		2,714,554

Food Products (0.6%)
Kellogg Co.	25,380	1,417,473

Household Products (2.9%)
Colgate-Palmolive Co.	24,122	2,521,714
Procter & Gamble Co.	63,265	4,295,061

		6,816,775

Tobacco (0.8%)
Altria Group, Inc.	60,894	$1,913,290

Total Consumer Staples		18,151,194

Energy (12.7%)
Energy Equipment & Services (2.3%)
National Oilwell Varco, Inc.	24,419	1,669,039
Schlumberger Ltd.	45,128	3,126,919
Weatherford International Ltd.*	55,900	625,521

		5,421,479

Oil, Gas & Consumable Fuels (10.4%)
Anadarko Petroleum Corp.	28,588	2,124,374
Apache Corp.	14,365	1,127,652
Cabot Oil & Gas Corp.	18,454	917,902
Chevron Corp.	36,551	3,952,625
Continental Resources, Inc.*	14,400	1,058,256
Devon Energy Corp.	6,917	359,961
EOG Resources, Inc.	7,212	871,137
EQT Corp.	8,290	488,944
Exxon Mobil Corp.	55,404	4,795,216
Hess Corp.	42,351	2,242,909
Marathon Petroleum Corp.	14,198	894,474
Newfield Exploration Co.*	7,301	195,521
Noble Energy, Inc.	7,466	759,591
Occidental Petroleum Corp.	17,965	1,376,299
Range Resources Corp.	14,349	901,548
Southwestern Energy Co.*	18,077	603,952
Suncor Energy, Inc.	70,970	2,340,591

		25,010,952

Total Energy		30,432,431

Financials (16.4%)
Capital Markets (3.5%)
Franklin Resources, Inc.	3,502	440,202
Goldman Sachs Group, Inc.	29,293	3,736,615
Morgan Stanley	85,451	1,633,823
State Street Corp.	5,882	276,513
T. Rowe Price Group, Inc.	33,493	2,181,399

		8,268,552

Commercial Banks (5.1%)
Fifth Third Bancorp	107,175	1,627,988
PNC Financial Services Group, Inc.	27,896	1,626,616
Regions Financial Corp.	153,435	1,092,457
SunTrust Banks, Inc.	41,875	1,187,156
U.S. Bancorp	71,138	2,272,148
Wells Fargo & Co.	131,083	4,480,417

		12,286,782

Consumer Finance (1.4%)
Capital One Financial Corp.	58,532	3,390,759

Diversified Financial Services (3.5%)
Bank of America Corp.	158,119	1,834,180
Citigroup, Inc.	65,739	2,600,635
JPMorgan Chase & Co.	92,344	4,060,366

		8,495,181

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Insurance (2.1%)
Chubb Corp.	25,167	$1,895,578
MetLife, Inc.	39,155	1,289,766
Prudential Financial, Inc.	33,067	1,763,463

		4,948,807

Real Estate Investment Trusts (REITs) (0.8%)
Host Hotels & Resorts, Inc. (REIT)	126,800	1,986,956

Total Financials		39,377,037

Health Care (10.6%)
Biotechnology (1.4%)
Celgene Corp.*	5,061	398,402
Gilead Sciences, Inc.*	21,119	1,551,191
Vertex Pharmaceuticals, Inc.*	32,127	1,347,406

		3,296,999

Health Care Equipment & Supplies (0.2%)
Abbott Laboratories	9,185	601,618

Health Care Providers & Services (3.1%)
Catamaran Corp.*	29,316	1,381,077
Express Scripts Holding Co.*	69,856	3,772,224
UnitedHealth Group, Inc.	41,278	2,238,918

		7,392,219

Pharmaceuticals (5.9%)
Eli Lilly and Co.	31,637	1,560,337
Johnson & Johnson	69,789	4,892,209
Merck & Co., Inc.	65,086	2,664,621
Pfizer, Inc.	198,546	4,979,533

		14,096,700

Total Health Care		25,387,536

Industrials (11.5%)
Aerospace & Defense (3.3%)
Boeing Co.	17,989	1,355,651
Honeywell International, Inc.	27,825	1,766,052
Precision Castparts Corp.	11,448	2,168,480
United Technologies Corp.	31,879	2,614,397

		7,904,580

Construction & Engineering (0.7%)
Fluor Corp.	27,016	1,586,920

Electrical Equipment (1.4%)
Eaton Corp. plc	8,509	461,188
Emerson Electric Co.	53,497	2,833,201

		3,294,389

Industrial Conglomerates (1.2%)
General Electric Co.	137,918	2,894,899

Machinery (1.8%)
Caterpillar, Inc.	11,579	1,037,247
Dover Corp.	25,233	1,658,060
PACCAR, Inc.	36,599	1,654,641

		4,349,948

Road & Rail (3.1%)
Hertz Global Holdings, Inc.*	126,994	2,066,192

Union Pacific Corp.	43,662	$5,489,187

		7,555,379

Total Industrials		27,586,115

Information Technology (20.1%)
Communications Equipment (2.9%)
Cisco Systems, Inc.	85,239	1,674,946
QUALCOMM, Inc.	85,443	5,299,175

		6,974,121

Computers & Peripherals (6.8%)
Apple, Inc.	25,447	13,564,014
EMC Corp.*	79,613	2,014,209
Hewlett-Packard Co.	25,133	358,145
NetApp, Inc.*	7,282	244,311

		16,180,679

Internet Software & Services (3.2%)
eBay, Inc.*	12,750	650,505
Google, Inc., Class A*	8,120	5,760,084
Monster Worldwide, Inc.*	213,625	1,200,573

		7,611,162

IT Services (2.1%)
International Business Machines Corp.	18,146	3,475,866
Mastercard, Inc., Class A	3,062	1,504,300

		4,980,166

Semiconductors & Semiconductor Equipment (2.4%)
Broadcom Corp., Class A*	38,522	1,279,316
Intel Corp.	89,066	1,837,432
Micron Technology, Inc.*	171,227	1,087,291
Texas Instruments, Inc.	49,296	1,525,218

		5,729,257

Software (2.7%)
Activision Blizzard, Inc.	8,410	89,314
Informatica Corp.*	30,050	911,116
Microsoft Corp.	52,154	1,394,077
Oracle Corp.	76,651	2,554,011
VMware, Inc., Class A*	17,514	1,648,768

		6,597,286

Total Information Technology		48,072,671

Materials (6.1%)
Chemicals (3.7%)
Celanese Corp.	35,520	1,581,706
Dow Chemical Co.	69,557	2,248,082
E.I. du Pont de Nemours & Co.	7,067	317,803
LyondellBasell Industries N.V., Class A	38,507	2,198,365
Monsanto Co.	22,294	2,110,127
Mosaic Co.	6,440	364,697

		8,820,780

Containers & Packaging (0.6%)
Rock-Tenn Co., Class A	19,056	1,332,205

Metals & Mining (1.8%)
Cliffs Natural Resources, Inc.	19,485	751,341

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Freeport-McMoRan Copper & Gold, Inc.	51,707	$1,768,379
Reliance Steel & Aluminum Co.	15,817	982,236
United States Steel Corp.	35,423	845,547

		4,347,503

Total Materials		14,500,488

Telecommunication Services (2.9%)
Diversified Telecommunication Services (2.9%)
AT&T, Inc.	79,213	2,670,270
CenturyLink, Inc.	45,101	1,764,351
Verizon Communications, Inc.	56,065	2,425,933

Total Telecommunication Services		6,860,554

Utilities (1.3%)
Electric Utilities (0.6%)
Duke Energy Corp.	10,545	$672,771
NextEra Energy, Inc.	12,868	890,337

		1,563,108

Multi-Utilities (0.7%)
Dominion Resources, Inc.	17,960	930,328
PG&E Corp.	16,676	670,042

		1,600,370

Total Utilities		3,163,478

Total Investments (98.4%) (Cost $188,109,757)		235,691,195
Other Assets Less Liabilities (1.6%)		3,876,803

Net Assets (100%)		$239,567,998

*	Non-income producing.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$22,159,691	$—	$—	$22,159,691
Consumer Staples	18,151,194	—	—	18,151,194
Energy	30,432,431	—	—	30,432,431
Financials	39,377,037	—	—	39,377,037
Health Care	25,387,536	—	—	25,387,536
Industrials	27,586,115	—	—	27,586,115
Information Technology	48,072,671	—	—	48,072,671
Materials	14,500,488	—	—	14,500,488
Telecommunication Services	6,860,554	—	—	6,860,554
Utilities	3,163,478	—	—	3,163,478

Total Assets	$235,691,195	$—	$—	$235,691,195

Total Liabilities	$—	$—	$—	$—

Total	$235,691,195	$—	$—	$235,691,195

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

The Portfolio held no derivatives contracts during the year ended December 31, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$36,908,824
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$81,889,668

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$56,591,497
Aggregate gross unrealized depreciation	(10,545,039)

Net unrealized appreciation	$46,046,458

Federal income tax cost of investments	$189,644,737

The Portfolio has a net capital loss carryforward of $2,932,087, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $6,516,733 during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $188,109,757)	$235,691,195
Cash	4,435,487
Dividends, interest and other receivables	217,759
Receivable from Separate Accounts for Trust shares sold	24,747
Other assets	634

Total assets	240,369,822

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	574,480
Investment management fees payable	121,774
Distribution fees payable - Class IB	49,883
Administrative fees payable	23,655
Distribution fees payable - Class IA	2,098
Accrued expenses	29,934

Total liabilities	801,824

NET ASSETS	$239,567,998

Net assets were comprised of:
Paid in capital	$196,474,647
Accumulated undistributed net investment income (loss)	130,432
Accumulated undistributed net realized gain (loss) on investments	(4,618,519)
Net unrealized appreciation (depreciation) on investments	47,581,438

Net assets	$239,567,998

Class IA
Net asset value, offering and redemption price per share, $8,104,118 / 647,785 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.51

Class IB
Net asset value, offering and redemption price per share, $231,463,880 / 18,477,096 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.53

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $32,042 foreign withholding tax)	$5,381,293
Interest	5,057

Total income	5,386,350

EXPENSES
Investment management fees	1,689,670
Distribution fees - Class IB	615,080
Administrative fees	293,988
Professional fees	50,654
Distribution fees - Class IA	34,792
Printing and mailing expenses	28,772
Custodian fees	22,501
Trustees’ fees	7,443
Miscellaneous	6,400

Gross expenses	2,749,300
Less: Waiver from investment advisor	(149,007)
Fees paid indirectly	(6,379)

Net expenses	2,593,914

NET INVESTMENT INCOME (LOSS)	2,792,436

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	7,776,132
Net change in unrealized appreciation (depreciation) on securities	26,114,846

NET REALIZED AND UNREALIZED GAIN (LOSS)	33,890,978

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$36,683,414

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,792,436	$1,942,088
Net realized gain (loss) on investments	7,776,132	2,598,064
Net change in unrealized appreciation (depreciation) on investments	26,114,846	(30,330,766)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	36,683,414	(25,790,614)

DIVIDENDS:
Dividends from net investment income
Class IA	(97,184)	(141,566)
Class IB	(2,739,335)	(1,814,747)

TOTAL DIVIDENDS	(2,836,519)	(1,956,313)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 118,905 and 485,264 shares, respectively ]	1,437,689	5,804,715
Capital shares issued in reinvestment of dividends [ 7,752 and 13,413 shares, respectively ]	97,184	141,566
Capital shares repurchased [ (705,078) and (717,486) shares, respectively ]	(8,730,940)	(8,498,913)

Total Class IA transactions	(7,196,067)	(2,552,632)

Class IB
Capital shares sold [ 1,933,913 and 7,718,614 shares, respectively ]	23,806,254	92,073,914
Capital shares issued in reinvestment of dividends [ 218,262 and 171,794 shares, respectively ]	2,739,335	1,814,747
Capital shares repurchased [ (5,202,267) and (6,873,672) shares, respectively ]	(63,527,740)	(79,374,539)

Total Class IB transactions	(36,982,151)	14,514,122

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(44,178,218)	11,961,490

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,331,323)	(15,785,437)
NET ASSETS:
Beginning of year	249,899,321	265,684,758

End of year (a)	$239,567,998	$249,899,321

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$130,432	$40,170

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.97	$12.09	$10.65	$8.53	$12.59

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.11 (e)	0.07 (e)	0.10 (e)	0.16 (e)
Net realized and unrealized gain (loss) on investments	1.56	(1.12)	1.44	2.10	(4.02)

Total from investment operations	1.69	(1.01)	1.51	2.20	(3.86)

Less distributions:
Dividends from net investment income	(0.15)	(0.11)	(0.07)	(0.08)	(0.13)
Distributions from net realized gains	—	—	—	—	(0.07)

Total dividends and distributions	(0.15)	(0.11)	(0.07)	(0.08)	(0.20)

Net asset value, end of year	$12.51	$10.97	$12.09	$10.65	$8.53

Total return	15.36%	(8.31)%	14.22%	25.86%	(30.80)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,104	$13,455	$17,470	$6,803	$2,900
Ratio of expenses to average net assets:
After waivers	1.00%	0.75%	0.75%	0.75%	0.75%
After waivers and fees paid indirectly	1.00%	0.74%	0.74%	0.74%	0.74%
Before waivers and fees paid indirectly	1.06%	0.79%	0.80%	0.84%	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers	1.06%	0.92%	0.68%	1.03%	1.46%
After waivers and fees paid indirectly	1.06%	0.92%	0.68%	1.04%	1.46%
Before waivers and fees paid indirectly	1.00%	0.88%	0.63%	0.95%	1.34%
Portfolio turnover rate	15%	33%	20%	46%	43%

	Year Ended December 31,
Class IB	2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.98	$12.10	$10.66	$8.54	$12.60

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.08 (e)	0.04 (e)	0.07 (e)	0.13 (e)
Net realized and unrealized gain (loss) on investments	1.57	(1.12)	1.44	2.11	(4.01)

Total from investment operations	1.70	(1.04)	1.48	2.18	(3.88)

Less distributions:
Dividends from net investment income	(0.15)	(0.08)	(0.04)	(0.06)	(0.11)
Distributions from net realized gains	—	—	—	—	(0.07)

Total dividends and distributions	(0.15)	(0.08)	(0.04)	(0.06)	(0.18)

Net asset value, end of year	$12.53	$10.98	$12.10	$10.66	$8.54

Total return	15.44%	(8.53)%	13.92%	25.51%	(30.95)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$231,464	$236,444	$248,215	$190,644	$100,829
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	1.00%	1.00%	1.00%
After waivers and fees paid indirectly	1.00%	0.99%	0.99%	0.99%	0.99%
Before waivers and fees paid indirectly	1.06%	1.04%	1.05%	1.09%	1.12%
Ratio of net investment income (loss) to average net assets:
After waivers	1.07%	0.69%	0.37%	0.79%	1.19%
After waivers and fees paid indirectly	1.07%	0.69%	0.38%	0.80%	1.19%
Before waivers and fees paid indirectly	1.01%	0.65%	0.33%	0.70%	1.07%
Portfolio turnover rate	15%	33%	20%	46%	43%
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	19.74%	0.33%	8.73%
Portfolio – Class IB Shares*	19.71	0.15	8.64
Portfolio – Class K Shares***	20.05	N/A	13.81
MSCI AC World ex. U.S. Growth Index	16.67	(2.88)	9.00

*      Date of inception 11/18/94.

**    Date of inception 9/26/08. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflects the effect of 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

***   Date of inception 8/26/11.

       Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 19.74% for the year ended December 31, 2012. The Portfolio’s benchmark, the MSCI AC World ex. U.S. Growth Index, returned 16.67% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the Special Products & Services and Industrial Goods & Services sectors was a primary contributor to performance relative to the benchmark.

•

Security selection in the Technology sector was another major contributor to relative results. Here, an avoidance of printers and computer peripherals maker Canon (Japan) aided relative results as the stock underperformed the broad market during the period.

•

Within the Retailing sector, overweight allocations to fashion distributor Inditex (Spain) and the world’s largest luxury goods company LVMH (France) benefited relative performance as both stocks turned in strong performance for the period.

•

An underweight allocation to the Basic Materials sector also aided relative results as the sector underperformed the benchmark. Within the sector, not holding U.K.-based mining and natural resources company Anglo American benefited relative performance.

•

Elsewhere, the Portfolio’s holdings of airline services provider Copa Holdings (Panama), Dutch brewer Heineken International N.V. (Netherlands), investment manager Aberdeen Asset Management (United Kingdom), financial services firm HSBC Holdings (United Kingdom), and auto manufacturer BMW (Germany) positively impacted relative performance as all five stocks outperformed the broad market. Not holding weak-performing U.K.-based pharmaceutical firm GlaxoSmithKline also aided relative returns.

What hurt performance during the year:

•	Security selection in the Financial Services sector detracted from relative performance.

•

Stock selection in the Utilities and Communications sector was another significant detractor from relative returns. Within the sector, holdings of mobile telecommunication services company Tim Participacoes (Brazil) and telecommunications service provider China Unicom Hong Kong Ltd. (Hong Kong) held back relative results as both stocks turned in weak performance over the period.

•

Stocks in other sectors that detracted from relative results included Israeli-headquartered security software provider Check Point Software Technologies, mining company Iluka Resources (Australia), oil and gas company BG Group (United Kingdom), oil and gas exploration company INPEX (Japan), energy company China Petroleum & Chemical (China), and food and beverage producer Danone (France) as all six stocks lagged the broad market. In addition, the timing of the Portfolio’s ownership in shares of mining operator Rio Tinto (Australia), and not holding shares of strong-performing automaker Toyota (Japan), hindered relative returns.

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2012	% of Net Assets
Consumer Staples	21.7%
Consumer Discretionary	16.6
Industrials	13.9
Information Technology	12.5
Financials	11.5
Health Care	8.7
Materials	7.9
Energy	4.6
Telecommunication Services	1.8
Cash and Other	0.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,126.70	$6.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.93	6.27
Class IB
Actual	1,000.00	1,126.50	6.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.93	6.26
Class K
Actual	1,000.00	1,127.70	5.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.19	5.00

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.23%, 1.23% and 0.98%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (2.3%)
Iluka Resources Ltd.	441,271	$4,276,248
Newcrest Mining Ltd.	341,433	7,971,425
Rio Tinto Ltd.	332,302	23,129,525

		35,377,198

Brazil (3.5%)
BM&F Bovespa S.A.	1,197,500	8,358,951
Cia. Hering	484,200	10,009,889
Fleury S.A.	368,700	4,156,425
Itau Unibanco Holding S.A. (Preference) (ADR)	1,018,200	16,759,572
Lojas Renner S.A.	152,000	5,947,198
LPS Brasil Consultoria de Imoveis S.A.	295,600	5,470,137
M Dias Branco S.A.	91,100	3,494,560

		54,196,732

Canada (3.3%)
Canadian National Railway Co.	308,500	28,076,585
Dollarama, Inc.	130,690	7,747,853
Goldcorp, Inc.	180,650	6,641,571
Suncor Energy, Inc.	278,525	9,159,096

		51,625,105

Chile (0.6%)
Banco Santander Chile S.A (ADR)	317,622	9,049,051

China (0.5%)
Guangzhou Automobile Group Co., Ltd., Class H	8,352,000	7,503,710

Denmark (2.3%)
Carlsberg A/S, Class B	182,846	17,976,429
Novo Nordisk A/S, Class B	106,924	17,462,810

		35,439,239

Finland (0.8%)
Kone Oyj, Class B	165,544	12,258,128

France (14.0%)
Air Liquide S.A.	127,862	16,023,214
Cie Generale d’Optique Essilor International S.A.	146,345	14,837,975
Danone S.A.	648,073	42,817,917
Dassault Systemes S.A.	109,486	12,256,431
Legrand S.A.	148,464	6,266,187
L’Oreal S.A.	82,600	11,538,402
LVMH Moet Hennessy Louis Vuitton S.A.	236,766	44,120,649
Pernod-Ricard S.A.	258,183	30,358,892
Publicis Groupe S.A.	273,710	16,399,527
Schneider Electric S.A.	238,321	17,774,811
Technip S.A.	56,780	6,537,033

		218,931,038

Germany (8.3%)
Bayer AG (Registered)	169,839	16,128,331
Bayerische Motoren Werke (BMW) AG	229,545	22,137,766
Brenntag AG	121,277	15,933,091
Fresenius Medical Care AG & Co. KGaA	204,969	14,161,750
Linde AG	157,911	27,537,995
SAP AG	244,043	19,549,427
Symrise AG	400,042	14,322,541

		129,770,901

Hong Kong (4.6%)
AIA Group Ltd.	5,479,000	$21,836,223
China Unicom Hong Kong Ltd.	11,392,000	18,472,283
Dairy Farm International Holdings Ltd.	614,700	6,710,032
Li & Fung Ltd.	14,006,000	25,161,813

		72,180,351

India (0.9%)
HDFC Bank Ltd.	1,148,515	14,266,807

Indonesia (0.5%)
PT Bank Rakyat Indonesia (Persero) Tbk	11,080,000	8,069,254

Ireland (2.1%)
Accenture plc, Class A	311,400	20,708,100
Experian plc	722,579	11,674,895

		32,382,995

Israel (2.4%)
Check Point Software Technologies Ltd.*	520,040	24,774,705
NICE Systems Ltd. (ADR)*	369,720	12,378,226

		37,152,931

Italy (0.8%)
Saipem S.p.A.	306,797	11,902,915

Japan (11.2%)
Honda Motor Co., Ltd.	705,700	26,010,982
INPEX Corp.	2,222	11,858,486
Japan Tobacco, Inc.	1,289,900	36,364,450
JGC Corp.	461,000	14,361,183
Lawson, Inc.	315,500	21,445,595
Obic Co., Ltd.	60,320	12,005,140
Santen Pharmaceutical Co., Ltd.	315,800	12,090,907
Sundrug Co., Ltd.	202,100	6,903,653
Unicharm Corp.	413,500	21,525,339
Yahoo! Japan Corp.	36,652	11,863,115

		174,428,850

Macau (0.8%)
Sands China Ltd.	2,807,200	12,574,454

Mexico (0.5%)
Grupo Financiero Santander Mexico S.A.B. de C.V. (ADR), Class B*	497,280	8,045,990

Netherlands (2.9%)
Akzo Nobel N.V.	174,074	11,486,618
ASML Holding N.V.	126,210	8,129,186
Heineken N.V.	376,817	25,134,780

		44,750,584

Panama (1.2%)
Copa Holdings S.A., Class A	192,250	19,119,262

Peru (1.1%)
Credicorp Ltd.	113,150	16,583,264

Russia (0.7%)
Gazprom OAO (ADR)	1,173,840	11,255,803

South Africa (0.6%)
MTN Group Ltd.	471,482	9,909,853

South Korea (1.4%)
Samsung Electronics Co., Ltd.	14,946	21,391,092

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Spain (1.7%)
Amadeus IT Holding S.A., Class A	382,338	$9,594,487
Inditex S.A.	126,963	17,787,234

		27,381,721

Sweden (0.9%)
Telefonaktiebolaget LM Ericsson, Class B	1,365,231	13,731,853

Switzerland (9.2%)
Cie Financiere Richemont S.A., Class A	236,071	18,877,057
Julius Baer Group Ltd.*	347,352	12,497,254
Kuehne + Nagel International AG (Registered)	129,360	15,743,213
Nestle S.A. (Registered)	565,427	36,851,203
Roche Holding AG	118,515	24,144,457
Schindler Holding AG	114,985	16,608,569
Sonova Holding AG (Registered)*	171,573	19,008,081

		143,729,834

Taiwan (1.8%)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,657,648	28,445,240

Thailand (1.5%)
CP ALL PCL	7,239,900	10,861,113
Siam Commercial Bank PCL (Foreign)	2,042,100	12,083,037

		22,944,150

United Kingdom (15.9%)
Aberdeen Asset Management plc	1,441,630	8,548,681
Bellway plc	514,746	8,749,768
BG Group plc	1,305,753	$21,895,215
Capita plc	1,333,592	16,513,346
Compass Group plc	2,961,000	35,019,043
Croda International plc	294,365	11,404,397
Diageo plc	1,262,385	36,751,215
HSBC Holdings plc	1,642,780	17,375,406
Intertek Group plc	236,202	11,920,158
Reckitt Benckiser Group plc	460,414	28,842,050
Rolls-Royce Holdings plc*	1,096,803	15,803,023
Rolls-Royce Holdings plc (Preference), Class C* (b)†	71,090,476	115,483
Standard Chartered plc	808,483	20,493,968
Weir Group plc	460,630	14,297,713

		247,729,466

United States (0.9%)
Mettler-Toledo International, Inc.*	72,660	14,045,178

Total Investments (99.2%) (Cost $1,215,800,698)		1,546,172,949
Other Assets Less Liabilities (0.8%)		12,125,634

Net Assets (100%)		1,558,298,583

* Non-income producing. † Securities (totaling $115,483 or 0.0% of net assets) at fair value by management. (b) Illiquid security. Glossary: ADR — American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)(a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$7,747,853	$250,299,090	$—	$258,046,943
Consumer Staples	—	337,575,630	—	337,575,630
Energy	9,159,096	63,449,452	—	72,608,548
Financials	50,437,877	128,999,718	—	179,437,595
Health Care	14,045,178	121,990,736	—	136,035,914
Industrials	47,195,847	169,154,317	115,483	216,465,647
Information Technology	94,435,457	100,391,545	—	194,827,002
Materials	6,641,571	116,151,963	—	122,793,534
Telecommunication Services	—	28,382,136	—	28,382,136

Total Assets	$229,662,879	$1,316,394,587	$115,483	$1,546,172,949

Total Liabilities	$—	$—	$—	$—

Total	$229,662,879	$1,316,394,587	$115,483	$1,546,172,949

(a)	Securities with a market value of $23,932,711 transferred from Level 1 to Level 2 since the beginning of the period because they are valued using fair value factors based on third party vendor modeling tools.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Common Stocks- Industrials†

Balance as of 12/31/11	$—
Total gains or losses (realized/unrealized) included in earnings	115,483
Purchases	—
Sales	—
Issuances	—
Settlements	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/12	$115,483

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$115,483

†	Security received through a corporate action with $0 cost.

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets-Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets-Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts.	Payables, Net Assets-Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets-Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	69,969	—	69,969
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts.	—	—	—	—	—

Total	$—	$—	$69,969	$—	$69,969

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(828)	—	(828)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(828)	$—	$(828)

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $266,000 for two months during the year ended December 31, 2012.

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$691,805,862
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$495,925,639

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$342,717,567
Aggregate gross unrealized depreciation	(24,495,249)

Net unrealized appreciation	$318,222,318

Federal income tax cost of investments	$1,227,950,631

The Portfolio has an India capital gains tax capital loss carryforward of approximately INR 13,447,242 as of March 31, 2012, which converted to U.S. Dollars at December 31, 2012 is approximately $245,598.

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $14,509,015 for Short Term losses and $8,002,194 for Long Term losses.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $1,215,800,698)	$1,546,172,949
Cash	13,204,702
Foreign cash (Cost $16,124)	16,137
Dividends, interest and other receivables	1,805,248
Receivable from Separate Accounts for Trust shares sold	1,585,392
Receivable for securities sold	123,478
Other assets	4,209

Total assets	1,562,912,115

LIABILITIES
Payable for securities purchased	2,067,655
Investment management fees payable	1,087,586
Payable to Separate Accounts for Trust shares redeemed	1,008,782
Administrative fees payable	135,217
Distribution fees payable - Class IB	117,137
Accrued India taxes	106,633
Distribution fees payable - Class IA	2,076
Accrued expenses	88,446

Total liabilities	4,613,532

NET ASSETS	$1,558,298,583

Net assets were comprised of:
Paid in capital	$1,265,976,178
Accumulated undistributed net investment income (loss)	(130,226)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(37,897,373)
Net unrealized appreciation (depreciation) on investments and foreign currency translations (net of India tax of $106,633 on unrealized appreciation on investments)	330,350,004

Net assets	$1,558,298,583

Class IA
Net asset value, offering and redemption price per share, $10,172,623 / 1,537,713 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.62

Class IB
Net asset value, offering and redemption price per share, $561,102,848 / 84,658,786 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.63

Class K
Net asset value, offering and redemption price per share, $987,023,112 / 149,201,937 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.62

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $2,317,527 foreign withholding tax)	$31,954,308
Interest	18,882

Total income	31,973,190

EXPENSES
Investment management fees	11,579,800
Administrative fees	1,436,362
Distribution fees - Class IB	1,290,531
Custodian fees	303,000
Printing and mailing expenses	156,238
Professional fees	90,141
Distribution fees - Class IA	47,361
Trustees’ fees	37,661
Miscellaneous	30,665

Total expenses	14,971,759

NET INVESTMENT INCOME (LOSS)	17,001,431

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(10,250,270)
Foreign currency transactions	(494,719)

Net realized gain (loss)	(10,744,989)

Change in unrealized appreciation (depreciation) on:
Securities (net of India tax of $106,633 on unrealized appreciation on investments)	243,180,198
Foreign currency translations	55,160

Net change in unrealized appreciation (depreciation)	243,235,358

NET REALIZED AND UNREALIZED GAIN (LOSS)	232,490,369

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$249,491,800

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$17,001,431	$10,059,615
Net realized gain (loss) on investments and foreign currency transactions	(10,744,989)	15,236,432
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	243,235,358	(127,648,814)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	249,491,800	(102,352,767)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(92,337)	(470,064)
Class IB	(5,130,808)	(3,269,996)
Class K†	(11,538,865)	(5,485,142)

	(16,762,010)	(9,225,202)

Distributions from net realized capital gains
Class IA	—	(3,803,694)
Class IB	—	(13,399,717)
Class K†	—	(13,888,131)

	—	(31,091,542)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(16,762,010)	(40,316,744)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,244,863 and 22,347,758 shares, respectively, respectively ]	7,676,314	133,673,284
Capital shares issued in reinvestment of dividends and distributions [ 14,044 and 748,340 shares, repectively, respectively ]	92,337	4,273,758
Capital shares repurchased [ (5,754,643) and (88,696,493) shares, respectively, respectively ]	(34,567,110)	(525,491,275	)(z)

Total Class IA transactions	(26,798,459)	(387,544,233)

Class IB
Capital shares sold [ 14,708,265 and 16,784,927 shares, respectively, respectively ]	90,501,613	106,337,392
Capital shares issued in reinvestment of dividends and distributions [ 779,054 and 3,041,504 shares, repectively, respectively ]	5,130,808	16,669,713
Capital shares repurchased [ (12,949,630) and (18,019,069) shares, respectively, respectively ]	(79,349,102)	(114,128,117)

Total Class IB transactions	16,283,319	8,878,988

Class K†
Capital shares sold [ 48,377,794 and 113,655,872 shares, respectively, respectively ]	288,154,419	662,412,079	(z)
Capital shares issued in reinvestment of dividends and distributions [ 1,755,124 and 3,583,605 shares, repectively, respectively ]	11,538,865	19,373,272
Capital shares repurchased [ (14,895,248) and (3,275,210) shares, respectively, respectively ]	(91,978,267)	(18,855,249)

Total Class K transactions	207,715,017	662,930,102

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	197,199,877	284,264,857

TOTAL INCREASE (DECREASE) IN NET ASSETS	429,929,667	141,595,346
NET ASSETS:
Beginning of year	1,128,368,916	986,773,570

End of year (a)	$1,558,298,583	$1,128,368,916

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(130,226)	$95,328

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/MFS International Growth Portfolio exchanged approximately 84,632,318 Class IA shares for approximately 84,632,318 Class K shares. This exchange amounted to approximately $499,258,897.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				September 26, 2008* to December 31, 2008
Class IA	2012	2011	2010	2009
Net asset value, beginning of period	$5.58	$6.49	$5.69	$4.19	$5.43

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.10 (e)	0.07 (e)	0.09 (e)	—	#(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.01	(0.78)	0.80	1.48	(1.18)

Total from investment operations	1.10	(0.68)	0.87	1.57	(1.18)

Less distributions:
Dividends from net investment income	(0.06)	(0.06)	(0.07)	(0.07)	(0.06)
Distributions from net realized gains	—	(0.17)	—	—	—

Total dividends and distributions	(0.06)	(0.23)	(0.07)	(0.07)	(0.06)

Net asset value, end of period	$6.62	$5.58	$6.49	$5.69	$4.19

Total return (b)	19.74%	(10.49)%	15.28%	37.52%	(21.75)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,173	$33,658	$464,770	$372,913	$22,175
Ratio of expenses to average net assets (a)	1.23%	1.00%	0.99%	1.07%	1.12	%(c)
Ratio of net investment income (loss) to average net assets (a)	1.43%	1.47%	1.23%	1.74%	0.02%
Portfolio turnover rate	36%	48%	52%	57%	71%

	Year Ended December 31,
Class IB	2012	2011	2010	2009		2008
Net asset value, beginning of year	$5.59	$6.50	$5.70	$4.20		$7.24

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.06 (e)	0.06 (e)	0.06	(e)	0.06 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.03	(0.76)	0.79	1.50		(2.93)

Total from investment operations	1.10	(0.70)	0.85	1.56		(2.87)

Less distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.05)	(0.06)		(0.06)
Distributions from net realized gains	—	(0.17)	—	—		(0.11)

Total dividends and distributions	(0.06)	(0.21)	(0.05)	(0.06)		(0.17)

Net asset value, end of year	$6.63	$5.59	$6.50	$5.70		$4.20

Total return	19.71%	(10.70)%	14.96%	37.08%		(40.19)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$561,103	$458,951	$522,003	$388,106		$242,846
Ratio of expenses to average net assets	1.23%	1.25%	1.24%	1.32	%(c)	1.37%
Ratio of net investment income (loss) to average net assets	1.11%	0.93%	1.01%	1.33%		1.05%
Portfolio turnover rate	36%	48%	52%	57%		71%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$5.58	$5.82

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	—	#(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.04	(0.06)

Total from investment operations	1.12	(0.06)

Less distributions:
Dividends from net investment income	(0.08)	(0.05)
Distributions from net realized gains	—	(0.13)

Total dividends and distributions	(0.08)	(0.18)

Net asset value, end of period	$6.62	$5.58

Total return (b)	20.05%	(0.79)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$987,023	$635,760
Ratio of expenses to average net assets (a)	0.98%	1.00	%(c)
Ratio of net investment income (loss) to average net assets (a)	1.29%	0.29%
Portfolio turnover rate	36%	48%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MID CAP INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	17.17%	0.07%	8.06%
Portfolio – Class IB Shares*	17.14	(0.14)	7.80
Portfolio – Class K Shares***	17.47	N/A	19.58
S&P Mid Cap 400 Index	17.88	5.15	10.53
* Date of inception 9/1/00. ** Date of inception 3/25/02. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 17.17% for the year ended December 31, 2012. The Portfolio’s benchmark, the S&P Mid Cap 400 Index, returned 17.88% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The Financials, Industrials and Consumer Discretionary sectors were the largest contributions to return during the year.

•	Regeneron Pharmaceuticals Inc., HollyFrontier Corp., Equinix Inc., Monster Beverage Corp. and Rackspace Hosting Inc. provided the largest contribution to return at the security level.

What hurt performance during the year:

•	The Telecommunications, Energy and Utilities sectors produced the smallest positive contributions to return during 2012.

•

The following companies provided the largest negative contribution to return at the security level: Allscripts Healthcare Solutions Inc., Gentex Corp., Arch Coal Inc., Tempur-Pedic International Inc. and SM Energy Co.

Sector Weightings as of December 31, 2012	% of Net Assets
Financials	21.5%
Industrials	16.9
Information Technology	15.1
Consumer Discretionary	13.0
Health Care	9.2
Materials	7.0
Energy	5.9
Utilities	4.8
Consumer Staples	3.7
Telecommunication Services	0.5
Cash and Other	2.4

100.0%

EQ/MID CAP INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,089.00	$3.85
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.45	3.73
Class IB
Actual	1,000.00	1,088.90	3.85
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.45	3.73
Class K
Actual	1,000.00	1,090.50	2.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.70	2.46

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.73%, 0.73% and 0.48%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (13.0%)
Auto Components (0.2%)
Gentex Corp.	148,226	$2,789,613

Automobiles (0.1%)
Thor Industries, Inc.	45,521	1,703,851

Distributors (0.5%)
LKQ Corp.*	306,920	6,476,012

Diversified Consumer Services (0.8%)
DeVry, Inc.	59,700	1,416,681
Matthews International Corp., Class A	28,508	915,107
Regis Corp.	58,962	997,637
Service Corp. International	223,352	3,084,491
Sotheby’s, Inc.	69,458	2,335,178
Strayer Education, Inc.	12,351	693,756

		9,442,850

Hotels, Restaurants & Leisure (1.4%)
Bally Technologies, Inc.*	42,500	1,900,175
Bob Evans Farms, Inc.	28,619	1,150,484
Brinker International, Inc.	77,416	2,399,122
Cheesecake Factory, Inc.	51,763	1,693,685
International Speedway Corp., Class A	25,881	714,833
Life Time Fitness, Inc.*	41,078	2,021,448
Panera Bread Co., Class A*	29,152	4,630,212
Scientific Games Corp., Class A*	59,298	514,114
Wendy’s Co.	287,607	1,351,753
WMS Industries, Inc.*	56,584	990,220

		17,366,046

Household Durables (2.2%)
Jarden Corp.*	77,100	3,986,070
KB Home	79,300	1,252,940
M.D.C. Holdings, Inc.	39,586	1,455,181
Mohawk Industries, Inc.*	60,081	5,435,528
NVR, Inc.*	4,728	4,349,760
Tempur-Pedic International, Inc.*	61,000	1,920,890
Toll Brothers, Inc.*	155,097	5,014,286
Tupperware Brands Corp.	57,636	3,694,468

		27,109,123

Internet & Catalog Retail (0.2%)
HSN, Inc.	38,200	2,104,056

Leisure Equipment & Products (0.4%)
Polaris Industries, Inc.	66,000	5,553,900

Media (1.2%)
AMC Networks, Inc., Class A*	59,400	2,940,300
Cinemark Holdings, Inc.	105,500	2,740,890
DreamWorks Animation SKG, Inc., Class A*	73,602	1,219,585
John Wiley & Sons, Inc., Class A	47,996	1,868,484
Lamar Advertising Co., Class A*	56,511	2,189,801
Meredith Corp.	38,300	1,319,435
New York Times Co., Class A*	124,700	1,063,691
Scholastic Corp.	27,028	$798,948
Valassis Communications, Inc.	40,500	1,044,090

		15,185,224

Multiline Retail (0.1%)
Saks, Inc.*	106,029	1,114,365

Specialty Retail (4.1%)
Aaron’s, Inc.	73,080	2,066,702
Advance Auto Parts, Inc.	75,651	5,473,350
Aeropostale, Inc.*	83,242	1,082,979
American Eagle Outfitters, Inc.	185,385	3,802,246
ANN, Inc.*	49,891	1,688,312
Ascena Retail Group, Inc.*	127,600	2,359,324
Barnes & Noble, Inc.*	38,219	576,725
Cabela’s, Inc.*	47,600	1,987,300
Chico’s FAS, Inc.	171,770	3,170,874
Dick’s Sporting Goods, Inc.	100,613	4,576,885
Foot Locker, Inc.	155,478	4,993,953
Guess?, Inc.	62,754	1,539,983
Office Depot, Inc.*	293,900	963,992
Rent-A-Center, Inc.	60,984	2,095,410
Signet Jewelers Ltd.	83,800	4,474,920
Tractor Supply Co.	73,000	6,450,280
Williams-Sonoma, Inc.	89,779	3,929,627

		51,232,862

Textiles, Apparel & Luxury Goods (1.8%)
Carter’s, Inc.*	52,500	2,921,625
Deckers Outdoor Corp.*	37,800	1,522,206
Hanesbrands, Inc.*	100,565	3,602,239
PVH Corp.	72,591	8,058,327
Under Armour, Inc., Class A*	80,106	3,887,544
Warnaco Group, Inc.*	42,100	3,013,097

		23,005,038

Total Consumer Discretionary		163,082,940

Consumer Staples (3.7%)
Food & Staples Retailing (0.4%)
Harris Teeter Supermarkets, Inc.	51,025	1,967,524
SUPERVALU, Inc.	215,600	532,532
United Natural Foods, Inc.*	50,700	2,717,013

		5,217,069

Food Products (2.2%)
Flowers Foods, Inc.	119,223	2,774,319
Green Mountain Coffee Roasters, Inc.*	126,900	5,248,584
Hillshire Brands Co.	123,100	3,464,034
Ingredion, Inc.	78,489	5,057,047
Lancaster Colony Corp.	19,785	1,368,924
Post Holdings, Inc.*	33,655	1,152,684
Ralcorp Holdings, Inc.*	56,711	5,084,141
Smithfield Foods, Inc.*	128,537	2,772,543
Tootsie Roll Industries, Inc.	21,363	553,729

		27,476,005

Household Products (1.0%)
Church & Dwight Co., Inc.	143,198	7,671,117
Energizer Holdings, Inc.	63,777	5,100,884

		12,772,001

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Tobacco (0.1%)
Universal Corp.	23,764	$1,186,061

Total Consumer Staples		46,651,136

Energy (5.9%)
Energy Equipment & Services (2.7%)
Atwood Oceanics, Inc.*	58,500	2,678,715
CARBO Ceramics, Inc.	20,500	1,605,970
Dresser-Rand Group, Inc.*	77,800	4,367,692
Dril-Quip, Inc.*	37,700	2,753,985
Helix Energy Solutions Group, Inc.*	101,389	2,092,669
Oceaneering International, Inc.	111,268	5,985,106
Oil States International, Inc.*	56,200	4,020,548
Patterson-UTI Energy, Inc.	155,619	2,899,182
Superior Energy Services, Inc.*	162,367	3,364,244
Tidewater, Inc.	51,123	2,284,176
Unit Corp.*	44,786	2,017,609

		34,069,896

Oil, Gas & Consumable Fuels (3.2%)
Alpha Natural Resources, Inc.*	227,800	2,218,772
Arch Coal, Inc.	216,424	1,584,224
Bill Barrett Corp.*	49,974	889,037
Cimarex Energy Co.	88,639	5,117,129
Energen Corp.	74,095	3,340,944
Forest Oil Corp.*	122,404	818,883
HollyFrontier Corp.	209,824	9,767,307
Northern Oil and Gas, Inc.*	60,300	1,014,246
Plains Exploration & Production Co.*	132,614	6,224,901
Quicksilver Resources, Inc.*	126,305	361,232
Rosetta Resources, Inc.*	54,200	2,458,512
SM Energy Co.	67,500	3,524,175
World Fuel Services Corp.	74,300	3,058,931

		40,378,293

Total Energy		74,448,189

Financials (21.5%)
Capital Markets (2.4%)
Affiliated Managers Group, Inc.*	52,908	6,885,976
Apollo Investment Corp.	212,642	1,777,687
Eaton Vance Corp.	119,005	3,790,309
Federated Investors, Inc., Class B	96,100	1,944,103
Greenhill & Co., Inc.	27,700	1,440,123
Janus Capital Group, Inc.	194,300	1,655,436
Jefferies Group, Inc.	132,757	2,465,298
Raymond James Financial, Inc.	115,246	4,440,429
SEI Investments Co.	140,289	3,274,345
Waddell & Reed Financial, Inc., Class A	88,499	3,081,535

		30,755,241

Commercial Banks (3.8%)
Associated Banc-Corp	179,800	2,358,976
BancorpSouth, Inc.	84,595	1,230,011
Bank of Hawaii Corp.	47,052	2,072,641
Cathay General Bancorp	74,918	1,460,901
City National Corp./California	48,307	2,392,163
Commerce Bancshares, Inc./Missouri	81,013	$2,840,307
Cullen/Frost Bankers, Inc.	63,026	3,420,421
East West Bancorp, Inc.	145,700	3,131,093
First Niagara Financial Group, Inc.	362,174	2,872,040
FirstMerit Corp.	113,699	1,613,389
Fulton Financial Corp.	205,531	1,975,153
Hancock Holding Co.	87,400	2,774,076
International Bancshares Corp.	55,360	999,248
Prosperity Bancshares, Inc.	44,700	1,877,400
Signature Bank/New York*	48,500	3,459,990
SVB Financial Group*	45,481	2,545,572
Synovus Financial Corp.	813,063	1,992,004
TCF Financial Corp.	167,982	2,040,981
Trustmark Corp.	66,863	1,501,743
Valley National Bancorp	204,365	1,900,594
Webster Financial Corp.	82,711	1,699,711
Westamerica Bancorp	28,912	1,231,362

		47,389,776

Diversified Financial Services (0.5%)
CBOE Holdings, Inc.	89,900	2,648,454
MSCI, Inc.*	125,400	3,886,146

		6,534,600

Insurance (4.5%)
Alleghany Corp.*	17,500	5,869,850
American Financial Group, Inc./Ohio	78,079	3,085,682
Arthur J. Gallagher & Co.	128,086	4,438,180
Aspen Insurance Holdings Ltd.	73,700	2,364,296
Brown & Brown, Inc.	121,703	3,098,558
Everest Reinsurance Group Ltd.	53,404	5,871,770
Fidelity National Financial, Inc., Class A	218,384	5,142,943
First American Financial Corp.	109,655	2,641,589
Hanover Insurance Group, Inc.	46,079	1,785,100
HCC Insurance Holdings, Inc.	104,008	3,870,138
Kemper Corp.	56,495	1,666,602
Mercury General Corp.	37,288	1,479,961
Old Republic International Corp.	249,948	2,661,946
Protective Life Corp.	83,220	2,378,428
Reinsurance Group of America, Inc.	75,972	4,066,021
StanCorp Financial Group, Inc.	45,574	1,671,199
W. R. Berkley Corp.	115,269	4,350,252

		56,442,515

Real Estate Investment Trusts (REITs) (9.2%)
Alexandria Real Estate Equities, Inc. (REIT)	65,065	4,510,306
American Campus Communities, Inc. (REIT)	106,400	4,908,232
BioMed Realty Trust, Inc. (REIT)	158,900	3,071,537
BRE Properties, Inc. (REIT)	79,047	4,017,959
Camden Property Trust (REIT)	86,575	5,905,281
Corporate Office Properties Trust/Maryland (REIT)	82,002	2,048,410
Duke Realty Corp. (REIT)	279,304	3,873,947

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Equity One, Inc. (REIT)	63,739	$1,339,156
Essex Property Trust, Inc. (REIT)	37,702	5,528,998
Federal Realty Investment Trust (REIT)	66,412	6,908,176
Highwoods Properties, Inc. (REIT)	78,766	2,634,723
Home Properties, Inc. (REIT)	51,700	3,169,727
Hospitality Properties Trust (REIT)	127,398	2,983,661
Liberty Property Trust (REIT)	120,708	4,317,725
Macerich Co. (REIT)	140,627	8,198,554
Mack-Cali Realty Corp. (REIT)	85,592	2,234,807
National Retail Properties, Inc. (REIT)	112,100	3,497,520
Omega Healthcare Investors, Inc. (REIT)	112,631	2,686,249
Potlatch Corp. (REIT)	41,547	1,628,227
Rayonier, Inc. (REIT)	127,190	6,592,258
Realty Income Corp. (REIT)	137,323	5,521,758
Regency Centers Corp. (REIT)	92,499	4,358,553
Senior Housing Properties Trust (REIT)	182,800	4,321,392
SL Green Realty Corp. (REIT)	93,409	7,159,800
Taubman Centers, Inc. (REIT)	63,900	5,030,208
UDR, Inc. (REIT)	257,427	6,121,614
Weingarten Realty Investors (REIT)	115,574	3,093,916

		115,662,694

Real Estate Management & Development (0.4%)
Alexander & Baldwin, Inc.*	43,344	1,273,013
Jones Lang LaSalle, Inc.	45,388	3,809,869

		5,082,882

Thrifts & Mortgage Finance (0.7%)
Astoria Financial Corp.	85,789	802,985
New York Community Bancorp, Inc.	451,908	5,919,995
Washington Federal, Inc.	109,133	1,841,074

		8,564,054

Total Financials		270,431,762

Health Care (9.2%)
Biotechnology (2.0%)
Regeneron Pharmaceuticals, Inc.*	77,200	13,206,604
United Therapeutics Corp.*	49,804	2,660,530
Vertex Pharmaceuticals, Inc.*	222,051	9,312,819

		25,179,953

Health Care Equipment & Supplies (2.5%)
Cooper Cos., Inc.	49,600	4,587,008
Hill-Rom Holdings, Inc.	63,814	1,818,699
Hologic, Inc.*	272,260	5,453,368
IDEXX Laboratories, Inc.*	56,631	5,255,357
Masimo Corp.	53,175	1,117,207
ResMed, Inc.	146,476	6,089,007
STERIS Corp.	59,920	2,081,021
Teleflex, Inc.	42,157	3,006,216
Thoratec Corp.*	60,515	$2,270,523

		31,678,406

Health Care Providers & Services (3.0%)
Community Health Systems, Inc.	93,342	2,869,333
Health Management Associates, Inc., Class A*	264,939	2,469,231
Health Net, Inc.*	83,469	2,028,297
Henry Schein, Inc.*	91,260	7,342,780
HMS Holdings Corp.*	88,300	2,288,736
LifePoint Hospitals, Inc.*	50,129	1,892,370
MEDNAX, Inc.*	51,500	4,095,280
Omnicare, Inc.	114,556	4,135,472
Owens & Minor, Inc.	65,516	1,867,861
Universal Health Services, Inc., Class B	91,334	4,415,999
VCA Antech, Inc.*	90,649	1,908,161
WellCare Health Plans, Inc.*	44,108	2,147,618

		37,461,138

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	175,400	1,652,268

Life Sciences Tools & Services (1.3%)
Bio-Rad Laboratories, Inc., Class A*	20,763	2,181,153
Charles River Laboratories International, Inc.*	50,650	1,897,856
Covance, Inc.*	56,866	3,285,149
Mettler-Toledo International, Inc.*	31,914	6,168,976
Techne Corp.	35,895	2,453,064

		15,986,198

Pharmaceuticals (0.3%)
Endo Health Solutions, Inc.*	120,941	3,177,120

Total Health Care		115,135,083

Industrials (16.9%)
Aerospace & Defense (1.4%)
Alliant Techsystems, Inc.	33,471	2,073,863
B/E Aerospace, Inc.*	106,829	5,277,353
Esterline Technologies Corp.*	31,900	2,029,159
Exelis, Inc.	192,400	2,168,348
Huntington Ingalls Industries, Inc.	51,000	2,210,340
Triumph Group, Inc.	51,300	3,349,890

		17,108,953

Air Freight & Logistics (0.1%)
UTi Worldwide, Inc.	107,000	1,433,800

Airlines (0.3%)
Alaska Air Group, Inc.*	72,784	3,136,262
JetBlue Airways Corp.*	237,356	1,355,303

		4,491,565

Building Products (0.6%)
Fortune Brands Home & Security, Inc.*	165,600	4,838,832
Lennox International, Inc.	48,066	2,524,426

		7,363,258

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Commercial Services & Supplies (1.9%)
Brink’s Co.	48,834	$1,393,234
Clean Harbors, Inc.*	54,516	2,998,925
Copart, Inc.*	112,018	3,304,531
Corrections Corp. of America	102,701	3,642,804
Deluxe Corp.	52,079	1,679,027
Herman Miller, Inc.	60,018	1,285,586
HNI Corp.	46,448	1,396,227
Mine Safety Appliances Co.	31,844	1,360,057
R.R. Donnelley & Sons Co.	186,200	1,675,800
Rollins, Inc.	67,729	1,492,747
Waste Connections, Inc.	126,588	4,277,409

		24,506,347

Construction & Engineering (1.2%)
AECOM Technology Corp.*	111,331	2,649,678
Granite Construction, Inc.	36,693	1,233,619
KBR, Inc.	152,444	4,561,124
Shaw Group, Inc.*	67,739	3,157,315
URS Corp.	79,561	3,123,565

		14,725,301

Electrical Equipment (1.7%)
Acuity Brands, Inc.	43,600	2,953,028
AMETEK, Inc.	249,586	9,376,946
General Cable Corp.*	51,100	1,553,951
Hubbell, Inc., Class B	55,314	4,681,224
Regal-Beloit Corp.	45,800	3,227,526

		21,792,675

Industrial Conglomerates (0.3%)
Carlisle Cos., Inc.	64,795	3,807,354

Machinery (5.3%)
AGCO Corp.*	99,942	4,909,151
CLARCOR, Inc.	51,600	2,465,448
Crane Co.	50,510	2,337,603
Donaldson Co., Inc.	141,926	4,660,850
Gardner Denver, Inc.	50,300	3,445,550
Graco, Inc.	62,375	3,211,689
Harsco Corp.	82,412	1,936,682
IDEX Corp.	86,600	4,029,498
ITT Corp.	95,200	2,233,392
Kennametal, Inc.	82,403	3,296,120
Lincoln Electric Holdings, Inc.	86,294	4,200,792
Nordson Corp.	58,106	3,667,651
Oshkosh Corp.*	94,021	2,787,722
SPX Corp.	52,166	3,659,445
Terex Corp.*	113,884	3,201,279
Timken Co.	83,093	3,974,338
Trinity Industries, Inc.	82,270	2,946,911
Valmont Industries, Inc.	24,223	3,307,651
Wabtec Corp.	49,663	4,347,499
Woodward, Inc.	62,295	2,375,308

		66,994,579

Marine (0.4%)
Kirby Corp.*	57,608	3,565,359
Matson, Inc.	43,344	1,071,464

		4,636,823

Professional Services (0.8%)
Corporate Executive Board Co.	34,556	$1,640,028
FTI Consulting, Inc.*	43,102	1,422,366
Manpower, Inc.	82,116	3,485,003
Towers Watson & Co., Class A	59,297	3,333,084

		9,880,481

Road & Rail (1.9%)
Con-way, Inc.	57,653	1,603,907
Genesee & Wyoming, Inc., Class A*	44,900	3,415,992
J.B. Hunt Transport Services, Inc.	93,742	5,597,335
Kansas City Southern	113,356	9,462,959
Landstar System, Inc.	48,579	2,548,454
Werner Enterprises, Inc.	45,463	985,183

		23,613,830

Trading Companies & Distributors (1.0%)
GATX Corp.	48,332	2,092,776
MSC Industrial Direct Co., Inc., Class A	47,869	3,608,365
United Rentals, Inc.*	96,008	4,370,284
Watsco, Inc.	30,600	2,291,940

		12,363,365

Total Industrials		212,718,331

Information Technology (15.1%)
Communications Equipment (1.0%)
ADTRAN, Inc.	66,173	1,293,020
Ciena Corp.*	102,700	1,612,390
InterDigital, Inc.	43,800	1,800,180
Plantronics, Inc.	43,840	1,616,381
Polycom, Inc.*	182,458	1,908,511
Riverbed Technology, Inc.*	165,400	3,261,688
Tellabs, Inc.	351,600	801,648

		12,293,818

Computers & Peripherals (0.7%)
Diebold, Inc.	64,883	1,986,069
Lexmark International, Inc., Class A	66,500	1,542,135
NCR Corp.*	163,998	4,178,669
QLogic Corp.*	100,300	975,919

		8,682,792

Electronic Equipment, Instruments & Components (2.1%)
Arrow Electronics, Inc.*	109,125	4,155,480
Avnet, Inc.*	141,296	4,325,071
Ingram Micro, Inc., Class A*	156,399	2,646,271
Itron, Inc.*	41,002	1,826,639
National Instruments Corp.	97,440	2,514,926
Tech Data Corp.*	38,681	1,761,146
Trimble Navigation Ltd.*	130,214	7,784,193
Vishay Intertechnology, Inc.*	136,593	1,451,984

		26,465,710

Internet Software & Services (1.8%)
AOL, Inc.*	86,200	2,552,382
Equinix, Inc.*	49,672	10,242,366
Monster Worldwide, Inc.*	124,200	698,004

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Rackspace Hosting, Inc.*	111,600	$8,288,532
ValueClick, Inc.*	72,200	1,401,402

		23,182,686

IT Services (3.3%)
Acxiom Corp.*	78,271	1,366,612
Alliance Data Systems Corp.*	51,409	7,441,967
Broadridge Financial Solutions, Inc.	128,951	2,950,399
Convergys Corp.	115,100	1,888,791
CoreLogic, Inc.*	99,955	2,690,788
DST Systems, Inc.	31,767	1,925,080
Gartner, Inc.*	95,985	4,417,230
Global Payments, Inc.	81,305	3,683,116
Jack Henry & Associates, Inc.	89,438	3,511,336
Lender Processing Services, Inc.	86,995	2,141,817
ManTech International Corp., Class A	24,338	631,328
NeuStar, Inc., Class A*	68,706	2,880,842
VeriFone Systems, Inc.*	111,000	3,294,480
WEX, Inc.*	39,800	2,999,726

		41,823,512

Office Electronics (0.2%)
Zebra Technologies Corp., Class A*	53,553	2,103,562

Semiconductors & Semiconductor Equipment (1.9%)
Atmel Corp.*	456,353	2,989,112
Cree, Inc.*	119,562	4,062,717
Cypress Semiconductor Corp.*	141,600	1,534,944
Fairchild Semiconductor International, Inc.*	130,294	1,876,234
Integrated Device Technology, Inc.*	145,741	1,063,909
International Rectifier Corp.*	71,940	1,275,496
Intersil Corp., Class A	132,642	1,099,602
MEMC Electronic Materials, Inc.*	234,000	751,140
RF Micro Devices, Inc.*	285,930	1,280,967
Semtech Corp.*	67,740	1,961,073
Silicon Laboratories, Inc.*	39,793	1,663,745
Skyworks Solutions, Inc.*	197,700	4,013,310

		23,572,249

Software (4.1%)
ACI Worldwide, Inc.*	40,656	1,776,261
Advent Software, Inc.*	32,242	689,334
ANSYS, Inc.*	94,968	6,395,145
Cadence Design Systems, Inc.*	282,250	3,813,197
Compuware Corp.*	225,100	2,446,837
Concur Technologies, Inc.*	46,700	3,153,184
FactSet Research Systems, Inc.	42,342	3,728,636
Fair Isaac Corp.	34,984	1,470,377
Informatica Corp.*	111,565	3,382,651
Mentor Graphics Corp.*	96,847	1,648,336
MICROS Systems, Inc.*	82,868	3,516,918
Parametric Technology Corp.*	123,368	2,777,014
Rovi Corp.*	113,344	1,748,898
SolarWinds, Inc.*	63,000	3,304,350
Solera Holdings, Inc.	72,100	3,855,187
Synopsys, Inc.*	154,534	4,920,363
TIBCO Software, Inc.*	159,500	$3,510,595

		52,137,283

Total Information Technology		190,261,612

Materials (7.0%)
Chemicals (3.0%)
Albemarle Corp.	92,268	5,731,688
Ashland, Inc.	75,629	6,081,328
Cabot Corp.	61,664	2,453,611
Cytec Industries, Inc.	47,499	3,269,356
Intrepid Potash, Inc.	55,100	1,173,079
Minerals Technologies, Inc.	36,908	1,473,367
NewMarket Corp.	11,100	2,910,420
Olin Corp.	81,997	1,770,315
RPM International, Inc.	135,966	3,991,962
Scotts Miracle-Gro Co., Class A	39,905	1,757,815
Sensient Technologies Corp.	51,508	1,831,625
Valspar Corp.	87,431	5,455,694

		37,900,260

Construction Materials (0.3%)
Martin Marietta Materials, Inc.	47,448	4,473,397

Containers & Packaging (1.5%)
AptarGroup, Inc.	68,280	3,258,322
Greif, Inc., Class A	31,690	1,410,205
Packaging Corp. of America	100,915	3,882,200
Rock-Tenn Co., Class A	72,700	5,082,457
Silgan Holdings, Inc.	51,200	2,129,408
Sonoco Products Co.	103,718	3,083,536

		18,846,128

Metals & Mining (1.7%)
Carpenter Technology Corp.	45,538	2,351,127
Commercial Metals Co.	119,575	1,776,884
Compass Minerals International, Inc.	34,000	2,540,140
Reliance Steel & Aluminum Co.	77,499	4,812,688
Royal Gold, Inc.	66,300	5,390,853
Steel Dynamics, Inc.	225,885	3,101,401
Worthington Industries, Inc.	54,719	1,422,147

		21,395,240

Paper & Forest Products (0.5%)
Domtar Corp.	37,000	3,090,240
Louisiana-Pacific Corp.*	141,892	2,741,354

		5,831,594

Total Materials		88,446,619

Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.3%)
tw telecom, Inc.*	155,100	3,950,397

Wireless Telecommunication Services (0.2%)
Telephone & Data Systems, Inc.	104,685	2,317,726

Total Telecommunication Services		6,268,123

Utilities (4.8%)
Electric Utilities (2.1%)
Cleco Corp.	62,372	2,495,504

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Great Plains Energy, Inc.	156,986	$3,188,386
Hawaiian Electric Industries, Inc.	99,893	2,511,310
IDACORP, Inc.	51,662	2,239,548
NV Energy, Inc.	243,280	4,413,099
OGE Energy Corp.	101,479	5,714,282
PNM Resources, Inc.	81,879	1,679,338
Westar Energy, Inc.	129,759	3,713,702

		25,955,169

Gas Utilities (1.4%)
Atmos Energy Corp.	92,900	3,262,648
National Fuel Gas Co.	85,603	4,339,216
Questar Corp.	182,900	3,614,104
UGI Corp.	115,760	3,786,510
WGL Holdings, Inc.	53,337	2,090,277

		17,092,755

Multi-Utilities (1.0%)
Alliant Energy Corp.	114,195	5,014,302
Black Hills Corp.	45,649	1,658,885
MDU Resources Group, Inc.	194,215	4,125,126
Vectren Corp.	84,699	2,490,151

		13,288,464

Water Utilities (0.3%)
Aqua America, Inc.	144,066	3,662,158

Total Utilities		59,998,546

Total Common Stocks (97.6%) (Cost $747,644,960)		1,227,442,341

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Government Securities (0.1%)
U.S. Treasury Bills 0.04%, 3/7/13 #(p)	$1,655,000	$1,654,890

Total Short-Term Investments (0.1%) (Cost $1,654,731)		1,654,890

Total Investments (97.7%) (Cost $749,299,691)		1,229,097,231
Other Assets Less Liabilities (2.3%)		28,341,963

Net Assets (100%)		$1,257,439,194

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,654,890.
(p)	Yield to maturity.

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
S&P MidCap 400 E-Mini Index	303	March-13	$30,576,412	$30,848,430	$272,018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$163,082,940	$—	$—	$163,082,940
Consumer Staples	46,651,136	—	—	46,651,136
Energy	74,448,189	—	—	74,448,189
Financials	270,431,762	—	—	270,431,762
Health Care	115,135,083	—	—	115,135,083
Industrials	212,718,331	—	—	212,718,331
Information Technology	190,261,612	—	—	190,261,612
Materials	88,446,619	—	—	88,446,619
Telecommunication Services	6,268,123	—	—	6,268,123
Utilities	59,998,546	—	—	59,998,546
Futures	272,018	—	—	272,018
Short-Term Investments	—	1,654,890	—	1,654,890

Total Assets	$1,227,714,359	$1,654,890	$—	$1,229,369,249

Total Liabilities	$—	$—	$—	$—

Total	$1,227,714,359	$1,654,890	$—	$1,229,369,249

(a)	A security with a market value of $1,293,020 transferred from Level 2 to Level 1 since the beginning of the period because of active trading.

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	272,018	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$272,018

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts…………………………………………………………………	$—	$—	$—	$—	$—
Foreign exchange contracts…………………………………………………………	—	—	—	—	—
Credit contracts……………………………………………………………………….	—	—	—	—	—
Equity contracts………………………………………………………………………	—	3,772,618	—	—	3,772,618
Commodity contracts…………………………………………………………………	—	—	—	—	—
Other contracts………………………………………………………………………..	—	—	—	—	—

Total	$—	$3,772,618	$—	$—	$3,772,618

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts…………………………………………………………………	$—	$—	$—	$—	$—
Foreign exchange contracts…………………………………………………………	—	—	—	—	—
Credit contracts……………………………………………………………………….	—	—	—	—	—
Equity contracts………………………………………………………………………	—	523,100	—	—	523,100
Commodity contracts…………………………………………………………………	—	—	—	—	—
Other contracts………………………………………………………………………..	—	—	—	—	—

Total	$—	$523,100	$—	$—	$523,100

The portfolio held futures contacts with an average notional value of approximately $25,501,000 during the year ended December 31,2012.

^ This Portfolio held futures as a substitute for investing in conventional securities.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$97,483,131
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$160,005,859

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$511,606,088
Aggregate gross unrealized depreciation	(35,697,826)

Net unrealized appreciation	$475,908,262

Federal income tax cost of investments	$753,188,969

The Portfolio has a net capital loss carryforward of $444,553,142 of which $129,223,311 expires in the year 2016 and $315,329,831 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $63,276,590 during 2012.

The Portfolio has an India capital gains tax capital loss carryforward of approximately INR 533,838,803 as of March 31, 2012, which converted to U.S. Dollars at December 31, 2012 is approximately $9,749,946.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $749,299,691)	$1,229,097,231
Cash	30,269,738
Receivable from Separate Accounts for Trust shares sold	955,869
Dividends, interest and other receivables	749,045
Due from broker for futures variation margin	699,930
Receivable for securities sold	281,877
Other assets	5,971

Total assets	1,262,059,661

LIABILITIES
Payable for securities purchased	1,944,036
Payable to Separate Accounts for Trust shares redeemed	1,908,031
Investment management fees payable	369,051
Distribution fees payable - Class IB	243,638
Administrative fees payable	109,616
Distribution fees payable - Class IA	9,463
Trustees’ fees payable	840
Accrued expenses	35,792

Total liabilities	4,620,467

NET ASSETS	$1,257,439,194

Net assets were comprised of:
Paid in capital	$1,226,084,074
Accumulated undistributed net investment income (loss)	25,488
Accumulated undistributed net realized gain (loss) on investments and futures	(448,739,926)
Net unrealized appreciation (depreciation) on investments and futures	480,069,558

Net assets	$1,257,439,194

Class IA
Net asset value, offering and redemption price per share, $45,174,155 / 4,772,421 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.47

Class IB
Net asset value, offering and redemption price per share, $1,162,124,684 / 124,470,781 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.34

Class K
Net asset value, offering and redemption price per share, $50,140,355 / 5,297,257 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.47

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends	$16,969,786
Interest	22,593

Total income	16,992,379

EXPENSES
Investment management fees	4,266,234
Distribution fees - Class IB	2,818,843
Administrative fees	1,267,862
Printing and mailing expenses	154,206
Distribution fees - Class IA	107,978
Professional fees	72,845
Custodian fees	40,000
Trustees’ fees	34,569
Miscellaneous	26,441

Gross expenses	8,788,978
Less: Fees paid indirectly	(20,487)

Net expenses	8,768,491

NET INVESTMENT INCOME (LOSS)	8,223,888

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	59,147,411
Futures	3,772,618

Net realized gain (loss)	62,920,029

Change in unrealized appreciation (depreciation) on:
Securities	118,341,778
Futures	523,100

Net change in unrealized appreciation (depreciation)	118,864,878

NET REALIZED AND UNREALIZED GAIN (LOSS)	181,784,907

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$190,008,795

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,223,888	$8,333,741
Net realized gain (loss) on investments and futures	62,920,029	105,746,754
Net change in unrealized appreciation (depreciation) on investments and futures	118,864,878	(139,134,965)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	190,008,795	(25,054,470)

DIVIDENDS:
Dividends from net investment income
Class IA	(430,737)	(372,513)
Class IB	(11,105,701)	(7,095,208)
Class K†	(604,322)	(392,207)

TOTAL DIVIDENDS	(12,140,760)	(7,859,928)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 647,697 and 1,087,752 shares, respectively ]	5,863,116	9,427,419
Capital shares issued in reinvestment of dividends [ 45,427 and 47,393 shares, respectively ]	430,737	372,513
Capital shares repurchased [ (877,625) and (6,581,468) shares, respectively ]	(7,918,761)	(53,293,344	)(z)

Total Class IA transactions	(1,624,908)	(43,493,412)

Class IB
Capital shares sold [ 10,575,316 and 8,154,189 shares, respectively ]	94,355,041	68,351,408
Capital shares issued in reinvestment of dividends [ 1,187,426 and 915,031 shares, respectively ]	11,105,701	7,095,208
Capital shares repurchased [ (18,006,496) and (23,022,623) shares, respectively ]	(160,369,155)	(194,693,999)

Total Class IB transactions	(54,908,413)	(119,247,383)

Class K†
Capital shares sold [ 481,951 and 5,273,507 shares, respectively ]	4,236,790	42,178,506	(z)
Capital shares issued in reinvestment of dividends [ 63,741 and 49,898 shares, respectively ]	604,322	392,207
Capital shares repurchased [ (555,247) and (16,593) shares, respectively ]	(5,024,654)	(134,992)

Total Class K transactions	(183,542)	42,435,721

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(56,716,863)	(120,305,074)

TOTAL INCREASE (DECREASE) IN NET ASSETS	121,151,172	(153,219,472)
NET ASSETS:
Beginning of year	1,136,288,022	1,289,507,494

End of year (a)	$1,257,439,194	$1,136,288,022

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$25,488	$1,610,699

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/Mid Cap Index Portfolio exchanged approximately 3,314,735 Class IA shares for approximately 3,314,735 Class K shares. This exchange amounted to approximately $25,857,041.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009	2008
Net asset value, beginning of year	$8.16	$8.42	$6.74	$5.00	$10.09

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.07 (e)	0.07 (e)	0.07 (e)	0.10	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.34	(0.26)	1.69	1.75	(5.02)

Total from investment operations	1.40	(0.19)	1.76	1.82	(4.92)

Less distributions:
Dividends from net investment income	(0.09)	(0.07)	(0.08)	(0.08)	(0.08)
Distributions from net realized gains	—	—	—	—	(0.09)

Total dividends and distributions	(0.09)	(0.07)	(0.08)	(0.08)	(0.17)

Net asset value, end of year	$9.47	$8.16	$8.42	$6.74	$5.00

Total return	17.17%	(2.17)%	26.09%	36.43%	(49.10)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$45,174	$40,464	$87,621	$128,836	$39,101
Ratio of expenses to average net assets:
After waivers	0.73%	0.48%	0.48%	0.51%	0.76%
After waivers and fees paid indirectly	0.73%	0.48%	0.48%	0.50%	0.58%
Before waivers and fees paid indirectly	0.73%	0.48%	0.48%	0.51%	0.82%
Ratio of net investment income (loss) to average net assets:
After waivers	0.67%	0.87%	0.95%	1.21%	1.07%
After waivers and fees paid indirectly	0.67%	0.87%	0.95%	1.21%	1.25%
Before waivers and fees paid indirectly	0.67%	0.87%	0.95%	1.20%	1.01%
Portfolio turnover rate	8%	14%	11%	16%	239%

	Year Ended December 31,
Class IB	2012	2011	2010	2009	2008
Net asset value, beginning of year	$8.05	$8.31	$6.65	$4.93	$9.96

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.05 (e)	0.05 (e)	0.06 (e)	0.07	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.32	(0.26)	1.67	1.72	(4.94)

Total from investment operations	1.38	(0.21)	1.72	1.78	(4.87)

Less distributions:
Dividends from net investment income	(0.09)	(0.05)	(0.06)	(0.06)	(0.07)
Distributions from net realized gains	—	—	—	—	(0.09)

Total dividends and distributions	(0.09)	(0.05)	(0.06)	(0.06)	(0.16)

Net asset value, end of year	$9.34	$8.05	$8.31	$6.65	$4.93

Total return	17.14%	(2.45)%	25.81%	36.18%	(49.28)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,162,125	$1,052,505	$1,201,887	$1,047,011	$788,812
Ratio of expenses to average net assets:
After waivers	0.73%	0.73%	0.73%	0.75%	1.01%
After waivers and fees paid indirectly	0.73%	0.73%	0.72%	0.74%	0.83	%(c)
Before waivers and fees paid indirectly	0.73%	0.73%	0.73%	0.76%	1.07%
Ratio of net investment income (loss) to average net assets:
After waivers	0.66%	0.65%	0.72%	1.07%	0.76%
After waivers and fees paid indirectly	0.66%	0.65%	0.72%	1.08%	0.93%
Before waivers and fees paid indirectly	0.66%	0.65%	0.72%	1.06%	0.71%
Portfolio turnover rate	8%	14%	11%	16%	239%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$8.16	$7.60

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.03	(e)
Net realized and unrealized gain (loss) on investments and futures	1.35	0.60

Total from investment operations	1.43	0.63

Less distributions:
Dividends from net investment income	(0.12)	(0.07)

Net asset value, end of period	$9.47	$8.16

Total return (b)	17.47%	8.39%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$50,140	$43,319
Ratio of expenses to average net assets:
After waivers (a)	0.48%	0.48	%(c)
After waivers and fees paid indirectly (a)	0.48%	0.48	%(c)
Before waivers and fees paid indirectly (a)	0.48%	0.48	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.92%	1.21%
After waivers and fees paid indirectly (a)	0.92%	1.21%
Before waivers and fees paid indirectly (a)	0.92%	1.21%
Portfolio turnover rate	8%	14%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MID CAP VALUE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	18.61%	1.79%	7.92%
Portfolio – Class IB Shares*	18.65	1.57	7.66
Portfolio – Class K Shares***	18.91	N/A	18.31
Russell Mid Cap® Value Index	18.51	3.79	10.63
VMI – MCV	18.04	7.31	12.02
* Date of inception 5/1/97. ** Date of inception 11/24/98. *** Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 18.61% for the year ended December 31, 2012. The Portfolio’s benchmarks, the Russell Mid Cap® Value Index returned 18.51% and the VMI — MCV returned 18.04% over the same period.

Portfolio Highlights

What helped performance during the year:

•

For the year ending December 31, 2012, stock selection was the primary driver of outperformance. Stock selection was strongest in the Materials, Financials, Information Technology, and Consumer Discretionary sectors.

•

Stocks contributing the most to relative performance included building product manufacturer Louisiana Pacific, mortgage originator and service provider PHH Corp., and residential construction company Lennar.

•	An underweight in the Utilities sector contributed positively to relative results.

What hurt performance during the year:

•	Sector allocation detracted from the Portfolio’s relative performance for the year. A relative overweight to the Energy sector and an underweight to the Financials sector detracted.

•	Weak security selection in the Consumer Staples sector also hurt relative results.

•

Stocks that detracted the most from relative performance included exploration and production company Lone Pine Resources, electronic components provider Arrow Electronics, and aerospace and industrial manufacturer Barnes Group.

Portfolio Positioning and Outlook – Wellington Management Company, LLP

The fiscal cliff package signed into law in early 2013 resolved uncertainty around individual taxes but not much else. The upcoming debate on spending cuts and the debt ceiling will be highly contentious, but we believe will ultimately produce a solution that results in overall fiscal drag. The odds of meaningful entitlement reform have dropped in our view. Economic data have strengthened. Industrial momentum in China is rebounding, Europe is expected to recover gradually, and the U.S. has some offsets to higher taxes from rebuilding post-Hurricane Sandy, housing recovery, and a bit more clarity for CEOs considering hiring and investment decisions. Given remaining uncertainties we favor companies that don’t depend solely on Gross Domestic Product (GDP) growth for earnings progress. At year-end, the portfolio was most overweight the Health Care, Materials and Information Technology sectors and most underweight Financials, Consumer Discretionary, Utilities and Telecommunication Services.

EQ/MID CAP VALUE PLUS PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2012	% of Net Assets
Financials	20.6%
Investment Companies	11.0
Industrials	9.4
Information Technology	7.5
Consumer Discretionary	6.9
Utilities	6.3
Energy	5.9
Health Care	5.8
Materials	5.3
Consumer Staples	2.9
Telecommunication Services	0.6
Cash and Other	17.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,097.20	$5.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.14	5.05
Class IB
Actual	1,000.00	1,096.80	5.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.14	5.05
Class K
Actual	1,000.00	1,098.80	3.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.40	3.78

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.99%, 0.99% and 0.74%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (6.9%)
Auto Components (0.2%)
Lear Corp.	29,853	$1,398,315
TRW Automotive Holdings Corp.*	30,181	1,618,003
Visteon Corp.*	14,745	793,576

		3,809,894

Automobiles (0.0%)
Thor Industries, Inc.	11,985	448,599

Diversified Consumer Services (0.1%)
DeVry, Inc.	19,703	467,552
H&R Block, Inc.	30,711	570,303
Service Corp. International	64,961	897,112

		1,934,967

Hotels, Restaurants & Leisure (0.3%)
Choice Hotels International, Inc.	7,306	245,628
Hyatt Hotels Corp., Class A*	13,597	524,436
International Game Technology	35,772	506,889
Marriott International, Inc., Class A	5,967	222,390
MGM Resorts International*	119,134	1,386,720
Penn National Gaming, Inc.*	18,131	890,413
Royal Caribbean Cruises Ltd.	45,378	1,542,852
Wendy’s Co.	84,328	396,342

		5,715,670

Household Durables (2.3%)
D.R. Horton, Inc.	77,220	1,527,412
Garmin Ltd.	30,285	1,236,234
Harman International Industries, Inc.	21,102	941,993
Jarden Corp.*	18,385	950,504
Leggett & Platt, Inc.	41,980	1,142,696
Lennar Corp., Class A	237,227	9,173,568
Mohawk Industries, Inc.*	17,075	1,544,775
Newell Rubbermaid, Inc.	411,487	9,163,815
NVR, Inc.*	165	151,800
PulteGroup, Inc.*	102,566	1,862,599
Toll Brothers, Inc.*	264,375	8,547,244
Whirlpool Corp.	23,179	2,358,463

		38,601,103

Internet & Catalog Retail (0.3%)
Expedia, Inc.	9,866	606,266
HomeAway, Inc.*	1,105	24,310
Liberty Interactive Corp.*	143,489	2,823,863
Liberty Ventures*	9,587	649,615

		4,104,054

Leisure Equipment & Products (0.5%)
Hasbro, Inc.	3,369	120,947
Mattel, Inc.	226,621	8,298,861

		8,419,808

Media (0.9%)
Cablevision Systems Corp. - New York Group, Class A	53,500	799,290
Clear Channel Outdoor Holdings, Inc., Class A*	5,139	$36,076
DISH Network Corp., Class A	13,458	489,871
DreamWorks Animation SKG, Inc., Class A*	20,410	338,194
Gannett Co., Inc.	70,419	1,268,246
Interpublic Group of Cos., Inc.	124,819	1,375,506
John Wiley & Sons, Inc., Class A	8,010	311,829
Lamar Advertising Co., Class A*	3,175	123,031
Liberty Media Corp. - Liberty Capital*	30,417	3,528,676
Madison Square Garden Co., Class A*	17,060	756,611
Regal Entertainment Group, Class A	15,585	217,411
Virgin Media, Inc.	133,400	4,902,450
Washington Post Co., Class B	1,277	466,373

		14,613,564

Multiline Retail (0.9%)
Dillard’s, Inc., Class A	8,795	736,757
Family Dollar Stores, Inc.	96,400	6,112,724
J.C. Penney Co., Inc.	47,815	942,434
Kohl’s Corp.	64,195	2,759,101
Macy’s, Inc.	107,486	4,194,104
Sears Holdings Corp.*	10,801	446,729

		15,191,849

Specialty Retail (1.0%)
Aaron’s, Inc.	5,492	155,314
Abercrombie & Fitch Co., Class A	23,859	1,144,516
American Eagle Outfitters, Inc.	13,210	270,937
AutoNation, Inc.*	4,927	195,602
Best Buy Co., Inc.	80,715	956,473
CarMax, Inc.*	56,002	2,102,315
Chico’s FAS, Inc.	15,037	277,583
DSW, Inc., Class A	644	42,304
Foot Locker, Inc.	36,147	1,161,042
GameStop Corp., Class A	37,400	938,366
Guess?, Inc.	18,375	450,922
Men’s Wearhouse, Inc.	84,800	2,642,368
Ross Stores, Inc.	19,400	1,050,510
Sally Beauty Holdings, Inc.*	2,936	69,201
Sears Hometown and Outlet Stores, Inc.*	2,365	77,004
Signet Jewelers Ltd.	25,507	1,362,074
Staples, Inc.	206,554	2,354,716
Tiffany & Co.	6,102	349,889
Williams-Sonoma, Inc.	11,682	511,321

		16,112,457

Textiles, Apparel & Luxury Goods (0.4%)
Deckers Outdoor Corp.*	4,011	161,523
PVH Corp.	1,630	180,946
Samsonite International S.A.	3,166,200	6,623,547

		6,966,016

Total Consumer Discretionary		115,917,981

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Consumer Staples (2.9%)
Beverages (0.6%)
Beam, Inc.	47,234	$2,885,525
Brown-Forman Corp., Class B	5,722	361,916
Coca-Cola Enterprises, Inc.	83,360	2,645,013
Constellation Brands, Inc., Class A*	44,170	1,563,176
Dr. Pepper Snapple Group, Inc.	48,200	2,129,476
Molson Coors Brewing Co., Class B	38,430	1,644,420

		11,229,526

Food & Staples Retailing (0.1%)
Safeway, Inc.	62,048	1,122,448

Food Products (1.9%)
Bunge Ltd.	145,236	10,557,205
Campbell Soup Co.	11,249	392,478
ConAgra Foods, Inc.	124,490	3,672,455
Dean Foods Co.*	7,884	130,165
Green Mountain Coffee Roasters, Inc.*	6,378	263,794
H.J. Heinz Co.	36,110	2,082,825
Hillshire Brands Co.	5,286	148,748
Hormel Foods Corp.	17,358	541,743
Ingredion, Inc.	110,985	7,150,763
J.M. Smucker Co.	33,574	2,895,422
Ralcorp Holdings, Inc.*	16,546	1,483,349
Smithfield Foods, Inc.*	41,598	897,269
Tyson Foods, Inc., Class A	87,096	1,689,662
WhiteWave Foods Co., Class A*	2,930	45,532

		31,951,410

Household Products (0.3%)
Church & Dwight Co., Inc.	15,916	852,620
Clorox Co.	36,567	2,677,436
Energizer Holdings, Inc.	18,558	1,484,269

		5,014,325

Personal Products (0.0%)
Avon Products, Inc.	29,755	427,282

Total Consumer Staples		49,744,991

Energy (5.9%)
Energy Equipment & Services (1.3%)
Atwood Oceanics, Inc.*	11,748	537,941
Cameron International Corp.*	17,105	965,748
Diamond Offshore Drilling, Inc.	20,626	1,401,743
Helmerich & Payne, Inc.	22,093	1,237,429
McDermott International, Inc.*	70,480	776,689
Nabors Industries Ltd.*	87,005	1,257,222
Ocean Rig UDW, Inc.*	359,800	5,386,206
Oil States International, Inc.*	2,248	160,822
Patterson-UTI Energy, Inc.	46,666	869,387
Rowan Cos., plc, Class A*	37,218	1,163,807
RPC, Inc.	2,329	28,507
SEACOR Holdings, Inc.	3,502	293,468
Superior Energy Services, Inc.*	47,167	977,300
Tidewater, Inc.	15,320	684,498
Trican Well Service Ltd.	374,700	4,942,258
Unit Corp.*	14,494	652,955

		21,335,980

Oil, Gas & Consumable Fuels (4.6%)
Alpha Natural Resources, Inc.*	66,285	$645,616
Cheniere Energy, Inc.*	22,302	418,832
Chesapeake Energy Corp.	198,513	3,299,286
Cimarex Energy Co.	25,709	1,484,181
Cobalt International Energy, Inc.*	410,311	10,077,238
CONSOL Energy, Inc.	203,836	6,543,136
Denbury Resources, Inc.*	116,930	1,894,266
Energen Corp.	21,607	974,260
EQT Corp.	39,436	2,325,935
EXCO Resources, Inc.	37,291	252,460
HollyFrontier Corp.	61,971	2,884,750
Japan Petroleum Exploration Co.	66,300	2,317,066
Laredo Petroleum Holdings, Inc.*	472	8,572
Marathon Petroleum Corp.	102,119	6,433,497
Murphy Oil Corp.	58,195	3,465,512
Newfield Exploration Co.*	157,004	4,204,567
Noble Energy, Inc.	41,456	4,217,733
Peabody Energy Corp.	81,728	2,174,782
Pioneer Natural Resources Co.	6,060	645,935
Plains Exploration & Production Co.*	38,666	1,814,982
QEP Resources, Inc.	231,607	7,010,744
SandRidge Energy, Inc.*	146,562	930,669
SM Energy Co.	3,224	168,325
Southwestern Energy Co.*	68,413	2,285,678
Teekay Corp.	10,920	350,532
Tesoro Corp.	42,103	1,854,637
Ultra Petroleum Corp.*	45,786	830,100
Valero Energy Corp.	165,703	5,653,786
Whiting Petroleum Corp.*	30,246	1,311,769
World Fuel Services Corp.	14,710	605,611
WPX Energy, Inc.*	59,499	885,345

		77,969,802

Total Energy		99,305,782

Financials (20.6%)
Capital Markets (1.5%)
Affiliated Managers Group, Inc.*	3,926	510,969
American Capital Ltd.*	94,684	1,136,208
Ameriprise Financial, Inc.	62,132	3,891,327
Ares Capital Corp.	74,265	1,299,638
E*TRADE Financial Corp.*	85,404	764,366
Federated Investors, Inc., Class B	4,585	92,755
Invesco Ltd.	348,938	9,103,792
Janus Capital Group, Inc.	56,723	483,280
Jefferies Group, Inc.	42,303	785,567
Legg Mason, Inc.	39,500	1,015,940
LPL Financial Holdings, Inc.	2,065	58,150
Northern Trust Corp.	64,615	3,241,088
Raymond James Financial, Inc.	34,079	1,313,064
TD Ameritrade Holding Corp.	69,472	1,167,824

		24,863,968

Commercial Banks (4.3%)
Associated Banc-Corp	51,963	681,755
Bank of Hawaii Corp.	13,589	598,595

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
BankUnited, Inc.	226,717	$5,540,964
BOK Financial Corp.	7,748	421,956
CapitalSource, Inc.	63,484	481,209
CIT Group, Inc.*	60,160	2,324,582
City National Corp./California	13,937	690,160
Comerica, Inc.	261,420	7,931,483
Commerce Bancshares, Inc./Missouri	23,598	827,335
Cullen/Frost Bankers, Inc.	15,943	865,227
East West Bancorp, Inc.	43,270	929,872
Fifth Third Bancorp	275,753	4,188,688
First Citizens BancShares, Inc./North Carolina, Class A	1,527	249,665
First Horizon National Corp.	75,519	748,393
First Midwest Bancorp, Inc./Illinois	269,807	3,377,984
First Niagara Financial Group, Inc.	105,504	836,647
First Republic Bank/California	30,544	1,001,232
Fulton Financial Corp.	60,422	580,655
Huntington Bancshares, Inc./Ohio	259,418	1,657,681
IBERIABANK Corp.	52,200	2,564,064
KeyCorp	285,640	2,405,089
M&T Bank Corp.	37,932	3,735,164
Popular, Inc.*	125,339	2,605,798
Regions Financial Corp.	1,480,023	10,537,764
Signature Bank/New York*	12,037	858,720
SunTrust Banks, Inc.	161,297	4,572,770
SVB Financial Group*	13,224	740,147
Synovus Financial Corp.	236,698	579,910
TCF Financial Corp.	48,803	592,956
Valley National Bancorp	59,357	552,020
Zions Bancorp	407,586	8,722,340

		72,400,825

Consumer Finance (0.1%)
SLM Corp.	138,553	2,373,413

Diversified Financial Services (0.8%)
CBOE Holdings, Inc.	3,552	104,642
Interactive Brokers Group, Inc., Class A	11,985	163,955
Leucadia National Corp.	45,161	1,074,380
NASDAQ OMX Group, Inc.	34,834	871,198
NYSE Euronext	76,041	2,398,333
PHH Corp.*	414,700	9,434,425

		14,046,933

Insurance (5.6%)
Alleghany Corp.*	5,079	1,703,598
Allied World Assurance Co. Holdings AG	5,361	422,447
American Financial Group, Inc./Ohio	23,869	943,303
American National Insurance Co.	2,164	147,780
Aon plc	89,518	4,977,201
Arch Capital Group Ltd.*	36,050	1,586,921
Aspen Insurance Holdings Ltd.	21,510	690,041
Assurant, Inc.	24,361	845,327
Assured Guaranty Ltd.	51,511	733,002
Axis Capital Holdings Ltd.	31,012	1,074,256
Brown & Brown, Inc.	31,860	$811,156
Cincinnati Financial Corp.	43,804	1,715,365
CNA Financial Corp.	7,943	222,483
Endurance Specialty Holdings Ltd.	11,712	464,849
Everest Reinsurance Group Ltd.	65,523	7,204,254
Fidelity National Financial, Inc., Class A	66,777	1,572,598
Genworth Financial, Inc., Class A*	146,947	1,103,572
Hanover Insurance Group, Inc.	36,586	1,417,342
Hartford Financial Services Group, Inc.	132,102	2,964,369
HCC Insurance Holdings, Inc.	30,304	1,127,612
Kemper Corp.	14,827	437,397
Lincoln National Corp.	85,641	2,218,102
Markel Corp.*	2,893	1,253,884
MBIA, Inc.*	42,578	334,237
Mercury General Corp.	8,059	319,862
Old Republic International Corp.	77,537	825,769
PartnerReinsurance Ltd.	18,366	1,478,279
Platinum Underwriters Holdings Ltd.	87,385	4,019,710
Principal Financial Group, Inc.	323,731	9,232,808
ProAssurance Corp.	18,336	773,596
Progressive Corp.	183,171	3,864,908
Protective Life Corp.	24,187	691,264
Reinsurance Group of America, Inc.	212,324	11,363,580
RenaissanceReinsurance Holdings Ltd.	14,442	1,173,557
StanCorp Financial Group, Inc.	13,354	489,691
Torchmark Corp.	29,508	1,524,678
Unum Group	521,155	10,850,447
Validus Holdings Ltd.	26,537	917,649
W. R. Berkley Corp.	33,249	1,254,817
White Mountains Insurance Group Ltd.	1,780	916,700
XL Group plc	348,251	8,727,170

		94,395,581

Real Estate Investment Trusts (REITs) (6.6%)
Alexandria Real Estate Equities, Inc. (REIT)	18,608	1,289,907
American Assets Trust, Inc. (REIT)	193,434	5,402,612
American Campus Communities, Inc. (REIT)	27,916	1,287,765
American Capital Agency Corp. (REIT)	102,382	2,962,935
Annaly Capital Management, Inc. (REIT)	292,103	4,101,126
Apartment Investment & Management Co. (REIT), Class A	12,382	335,057
AvalonBay Communities, Inc. (REIT)	34,282	4,648,296
BioMed Realty Trust, Inc. (REIT)	46,124	891,577
Boston Properties, Inc. (REIT)	37,314	3,948,194

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Brandywine Realty Trust (REIT)	43,113	$525,547
BRE Properties, Inc. (REIT)	16,418	834,527
Camden Property Trust (REIT)	5,968	407,077
CBL & Associates Properties, Inc. (REIT)	44,486	943,548
Chimera Investment Corp. (REIT)	307,305	802,066
CommonWealth REIT (REIT)	25,194	399,073
Corporate Office Properties Trust/Maryland (REIT)	24,204	604,616
DDR Corp. (REIT)	71,074	1,113,019
Douglas Emmett, Inc. (REIT)	41,800	973,940
Duke Realty Corp. (REIT)	79,840	1,107,381
Equity Lifestyle Properties, Inc. (REIT)	97,062	6,531,302
Extra Space Storage, Inc. (REIT)	12,265	446,323
Federal Realty Investment Trust (REIT)	4,135	430,123
General Growth Properties, Inc. (REIT)	158,257	3,141,401
Hatteras Financial Corp. (REIT)	213,846	5,305,519
HCP, Inc. (REIT)	126,005	5,692,906
Health Care REIT, Inc. (REIT)	77,633	4,758,127
Home Properties, Inc. (REIT)	7,158	438,857
Hospitality Properties Trust (REIT)	36,969	865,814
Host Hotels & Resorts, Inc. (REIT)	215,539	3,377,496
Kilroy Realty Corp. (REIT)	20,609	976,248
Kimco Realty Corp. (REIT)	121,947	2,356,016
Liberty Property Trust (REIT)	31,030	1,109,943
Macerich Co. (REIT)	39,717	2,315,501
Mack-Cali Realty Corp. (REIT)	26,240	685,126
MFA Financial, Inc. (REIT)	106,822	866,326
Mid-America Apartment Communities, Inc. (REIT)	690	44,678
National Retail Properties, Inc. (REIT)	32,039	999,617
Piedmont Office Realty Trust, Inc. (REIT), Class A	51,695	933,095
Post Properties, Inc. (REIT)	9,589	478,971
Prologis, Inc. (REIT)	137,988	5,035,182
Rayonier, Inc. (REIT)	7,664	397,225
Realty Income Corp. (REIT)	40,028	1,609,526
Regency Centers Corp. (REIT)	10,771	507,530
Retail Properties of America, Inc. (REIT), Class A	25,600	306,432
Senior Housing Properties Trust (REIT)	52,827	1,248,830
SL Green Realty Corp. (REIT)	26,845	2,057,669
Taubman Centers, Inc. (REIT)	12,119	954,008
UDR, Inc. (REIT)	74,051	1,760,933
Ventas, Inc. (REIT)	86,626	5,606,435
Vornado Realty Trust (REIT)	55,640	4,455,651
Weingarten Realty Investors (REIT)	36,292	971,537
Weyerhaeuser Co. (REIT)	449,336	12,500,528

		111,743,138

Real Estate Management & Development (1.1%)
Alexander & Baldwin, Inc.*	11,809	$346,830
BR Properties S.A.	694,400	8,646,121
Forest City Enterprises, Inc., Class A*	343,376	5,545,523
Howard Hughes Corp.*	8,255	602,780
Iguatemi Empresa de Shopping Centers S.A.	138,200	1,844,745
Jones Lang LaSalle, Inc.	13,100	1,099,614
Realogy Holdings Corp.*	10,965	460,091
St. Joe Co.*	17,316	399,653

		18,945,357

Thrifts & Mortgage Finance (0.6%)
Beneficial Mutual Bancorp, Inc.*	273,086	2,594,317
Capitol Federal Financial, Inc.	45,883	536,372
EverBank Financial Corp.	91,200	1,359,792
Hudson City Bancorp, Inc.	158,287	1,286,873
New York Community Bancorp, Inc.	131,748	1,725,899
People’s United Financial, Inc.	78,674	951,169
TFS Financial Corp.*	24,169	232,506
Washington Federal, Inc.	32,161	542,556

		9,229,484

Total Financials		347,998,699

Health Care (5.8%)
Health Care Equipment & Supplies (1.1%)
Alere, Inc.*	24,185	447,422
Boston Scientific Corp.*	1,129,664	6,472,975
CareFusion Corp.*	66,590	1,903,142
Cooper Cos., Inc.	9,950	920,176
DENTSPLY International, Inc.	23,499	930,795
Hill-Rom Holdings, Inc.	18,673	532,181
Hologic, Inc.*	79,361	1,589,601
Sirona Dental Systems, Inc.*	13,550	873,433
St. Jude Medical, Inc.	21,508	777,299
Teleflex, Inc.	12,209	870,624
Zimmer Holdings, Inc.	47,512	3,167,150

		18,484,798

Health Care Providers & Services (2.9%)
AmerisourceBergen Corp.	101,400	4,378,452
Brookdale Senior Living, Inc.*	357,135	9,042,658
Cigna Corp.	245,414	13,119,832
Community Health Systems, Inc.	27,187	835,728
Coventry Health Care, Inc.	40,105	1,797,907
HCA Holdings, Inc.	17,476	527,251
Health Management Associates, Inc., Class A*	76,536	713,316
Health Net, Inc.*	25,063	609,031
Henry Schein, Inc.*	11,619	934,865
Humana, Inc.	48,907	3,356,487
LifePoint Hospitals, Inc.*	14,559	549,602
MEDNAX, Inc.*	14,738	1,171,966
Omnicare, Inc.	33,848	1,221,913
Patterson Cos., Inc.	2,019	69,110
Quest Diagnostics, Inc.	41,939	2,443,786
Tenet Healthcare Corp.*	29,097	944,780

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Universal Health Services, Inc., Class B	80,850	$3,909,097
Vanguard Health Systems, Inc.*	183,598	2,249,076
VCA Antech, Inc.*	26,331	554,268

		48,429,125

Health Care Technology (0.0%)
Allscripts Healthcare Solutions, Inc.*	51,475	484,894

Life Sciences Tools & Services (0.4%)
Bio-Rad Laboratories, Inc., Class A*	6,047	635,237
Charles River Laboratories International, Inc.*	5,396	202,188
Covance, Inc.*	15,530	897,168
Life Technologies Corp.*	48,472	2,379,006
PerkinElmer, Inc.	34,101	1,082,366
QIAGEN N.V.*	70,583	1,281,082

		6,477,047

Pharmaceuticals (1.4%)
Almirall S.A.	793,640	7,797,040
Endo Health Solutions, Inc.*	13,083	343,690
Forest Laboratories, Inc.*	79,631	2,812,567
Hospira, Inc.*	49,551	1,547,973
Impax Laboratories, Inc.*	306,900	6,288,381
Mylan, Inc.*	9,864	271,063
UCB S.A.	96,046	5,525,434

		24,586,148

Total Health Care		98,462,012

Industrials (9.4%)
Aerospace & Defense (1.3%)
Alliant Techsystems, Inc.	9,970	617,741
Engility Holdings, Inc.*	4,886	94,104
Esterline Technologies Corp.*	111,800	7,111,598
Exelis, Inc.	56,150	632,811
Huntington Ingalls Industries, Inc.	14,764	639,872
L-3 Communications Holdings, Inc.	29,177	2,235,542
Spirit AeroSystems Holdings, Inc., Class A*	27,369	464,452
Teledyne Technologies, Inc.*	102,700	6,682,689
Textron, Inc.	78,734	1,951,816
Triumph Group, Inc.	9,801	640,005

		21,070,630

Air Freight & Logistics (0.0%)
Expeditors International of Washington, Inc.	6,136	242,679
UTi Worldwide, Inc.	31,162	417,571

		660,250

Airlines (0.5%)
Copa Holdings S.A., Class A	1,901	189,054
Delta Air Lines, Inc.*	590,831	7,013,164
Southwest Airlines Co.	185,640	1,900,954

		9,103,172

Building Products (0.2%)
Fortune Brands Home & Security, Inc.*	39,928	$1,166,696
Owens Corning, Inc.*	36,459	1,348,619

		2,515,315

Commercial Services & Supplies (0.5%)
Avery Dennison Corp.	31,029	1,083,533
Cintas Corp.	18,107	740,576
Corrections Corp. of America	29,933	1,061,724
Covanta Holding Corp.	30,458	561,036
Iron Mountain, Inc.	3,372	104,701
KAR Auction Services, Inc.	8,742	176,938
Pitney Bowes, Inc.	19,591	208,448
R.R. Donnelley & Sons Co.	54,256	488,304
Republic Services, Inc.	90,879	2,665,481
Waste Connections, Inc.	34,763	1,174,642

		8,265,383

Construction & Engineering (1.2%)
AECOM Technology Corp.*	33,738	802,964
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	77,206	3,578,498
Fluor Corp.	12,787	751,108
Jacobs Engineering Group, Inc.*	38,701	1,647,502
KBR, Inc.	221,879	6,638,620
Quanta Services, Inc.*	62,635	1,709,309
Shaw Group, Inc.*	19,721	919,196
URS Corp.	107,347	4,214,443

		20,261,640

Electrical Equipment (1.1%)
Eaton Corp. plc	112,656	6,105,955
General Cable Corp.*	14,063	427,656
GrafTech International Ltd.*	35,357	332,002
Hubbell, Inc., Class B	122,765	10,389,602
Regal-Beloit Corp.	12,549	884,328

		18,139,543

Industrial Conglomerates (0.1%)
Carlisle Cos., Inc.	16,934	995,042

Machinery (3.6%)
AGCO Corp.*	158,038	7,762,827
Barnes Group, Inc.	310,942	6,983,757
CNH Global N.V.	8,368	337,147
Colfax Corp.*	10,289	415,161
Crane Co.	14,724	681,427
Dover Corp.	126,938	8,341,096
Flowserve Corp.	1,180	173,224
Gardner Denver, Inc.	14,987	1,026,609
Harsco Corp.	24,238	569,593
IDEX Corp.	20,258	942,605
Ingersoll-Rand plc	16,070	770,717
ITT Corp.	21,220	497,821
Kennametal, Inc.	23,954	958,160
Manitowoc Co., Inc.	9,469	148,474
Navistar International Corp.*	21,245	462,504
Nordson Corp.	1,413	89,189
Oshkosh Corp.*	27,394	812,232
PACCAR, Inc.	82,744	3,740,856
Parker Hannifin Corp.	24,878	2,116,123

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Pentair Ltd. (Registered)	280,680	$13,795,422
Snap-on, Inc.	13,935	1,100,726
SPX Corp.	10,562	740,924
Stanley Black & Decker, Inc.	51,219	3,788,669
Terex Corp.*	33,002	927,686
Timken Co.	23,843	1,140,411
Trinity Industries, Inc.	23,990	859,322
WABCO Holdings, Inc.*	1,396	91,005
Xylem, Inc.	49,519	1,341,965

		60,615,652

Marine (0.0%)
Kirby Corp.*	4,355	269,531
Matson, Inc.	11,809	291,918

		561,449

Professional Services (0.2%)
Dun & Bradstreet Corp.	4,406	346,532
Equifax, Inc.	3,622	196,022
Manpower, Inc.	23,997	1,018,433
Nielsen Holdings N.V.*	27,307	835,321
Towers Watson & Co., Class A	18,181	1,021,954
Verisk Analytics, Inc., Class A*	6,059	309,009

		3,727,271

Road & Rail (0.1%)
Con-way, Inc.	7,591	211,181
Hertz Global Holdings, Inc.*	32,451	527,978
Kansas City Southern	7,281	607,818
Ryder System, Inc.	15,330	765,427

		2,112,404

Trading Companies & Distributors (0.6%)
Air Lease Corp.*	20,283	436,084
GATX Corp.	14,092	610,183
MRC Global, Inc.*	2,647	73,534
WESCO International, Inc.*	138,827	9,361,105

		10,480,906

Total Industrials		158,508,657

Information Technology (7.5%)
Communications Equipment (0.7%)
Brocade Communications Systems, Inc.*	137,212	731,340
EchoStar Corp., Class A*	8,602	294,361
Harris Corp.	105,772	5,178,597
JDS Uniphase Corp.*	69,198	936,941
Juniper Networks, Inc.*	158,712	3,121,865
Palo Alto Networks, Inc.*	502	26,867
Polycom, Inc.*	53,650	561,179

		10,851,150

Computers & Peripherals (0.8%)
Diebold, Inc.	17,476	534,940
Lexmark International, Inc., Class A	19,382	449,469
NetApp, Inc.*	35,786	1,200,620
SanDisk Corp.*	213,629	9,305,679
Stratasys Ltd.*	5,048	404,597
Western Digital Corp.	39,422	1,675,041

		13,570,346

Electronic Equipment, Instruments & Components (1.2%)
Arrow Electronics, Inc.*	387,475	$14,755,048
Avnet, Inc.*	41,151	1,259,632
AVX Corp.	14,443	155,695
Dolby Laboratories, Inc., Class A	6,330	185,659
FLIR Systems, Inc.	8,816	196,685
Ingram Micro, Inc., Class A*	45,517	770,148
Itron, Inc.*	12,025	535,714
Jabil Circuit, Inc.	45,262	873,104
Molex, Inc.	41,364	1,130,478
Tech Data Corp.*	11,316	515,217
Vishay Intertechnology, Inc.*	39,600	420,948

		20,798,328

Internet Software & Services (0.1%)
Akamai Technologies, Inc.*	4,098	167,649
AOL, Inc.*	19,551	578,905
IAC/InterActiveCorp	19,900	941,270
VeriSign, Inc.*	3,804	147,672

		1,835,496

IT Services (0.7%)
Amdocs Ltd.	50,614	1,720,370
Booz Allen Hamilton Holding Corp.	240,535	3,348,247
Computer Sciences Corp.	46,550	1,864,328
CoreLogic, Inc.*	29,149	784,691
DST Systems, Inc.	8,421	510,313
Fidelity National Information Services, Inc.	75,182	2,617,085
Fiserv, Inc.*	7,105	561,508
Genpact Ltd.	7,504	116,312
Paychex, Inc.	6,632	206,521
SAIC, Inc.	54,791	620,234
Total System Services, Inc.	6,924	148,312

		12,497,921

Office Electronics (0.2%)
Xerox Corp.	381,149	2,599,436
Zebra Technologies Corp., Class A*	13,140	516,139

		3,115,575

Semiconductors & Semiconductor Equipment (2.8%)
Analog Devices, Inc.	81,816	3,441,181
Applied Materials, Inc.	359,015	4,107,132
Atmel Corp.*	121,268	794,305
Avago Technologies Ltd.	267,830	8,479,498
Cree, Inc.*	34,758	1,181,077
Cypress Semiconductor Corp.*	17,710	191,976
Fairchild Semiconductor International, Inc.*	38,303	551,563
Freescale Semiconductor Ltd.*	878	9,667
KLA-Tencor Corp.	50,149	2,395,116
Lam Research Corp.*	35,143	1,269,717
Marvell Technology Group Ltd.	131,559	955,118
Maxim Integrated Products, Inc.	43,780	1,287,132
Micron Technology, Inc.*	297,005	1,885,982
Microsemi Corp.*	397,500	8,363,400
NVIDIA Corp.	185,462	2,279,328
ON Semiconductor Corp.*	135,835	957,637

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
PMC-Sierra, Inc.*	62,583	$326,057
Silicon Laboratories, Inc.*	1,135	47,454
Skyworks Solutions, Inc.*	6,220	126,266
Teradyne, Inc.*	536,529	9,061,975

		47,711,581

Software (1.0%)
Activision Blizzard, Inc.	126,946	1,348,167
CA, Inc.	100,286	2,204,286
Check Point Software Technologies Ltd.*	99,100	4,721,124
Compuware Corp.*	61,560	669,157
Electronic Arts, Inc.*	95,259	1,384,113
Rovi Corp.*	24,687	380,920
ServiceNow, Inc.*	1,026	30,811
Symantec Corp.*	203,704	3,831,672
Synopsys, Inc.*	40,464	1,288,374
Workday, Inc., Class A*	1,797	97,937

		15,956,561

Total Information Technology		126,336,958

Materials (5.3%)
Chemicals (2.2%)
Albemarle Corp.	11,697	726,618
Ashland, Inc.	23,543	1,893,093
Cabot Corp.	99,543	3,960,816
Celanese Corp.	85,700	3,816,221
CF Industries Holdings, Inc.	15,306	3,109,567
Cytec Industries, Inc.	13,761	947,170
Eastman Chemical Co.	8,261	562,161
FMC Corp.	80,300	4,699,156
Huntsman Corp.	57,211	909,655
Incitec Pivot Ltd.	975,892	3,316,306
Intrepid Potash, Inc.	8,471	180,347
Kronos Worldwide, Inc.	6,138	119,691
Methanex Corp.	277,200	8,834,364
Rockwood Holdings, Inc.	14,337	709,108
RPM International, Inc.	24,008	704,875
Scotts Miracle-Gro Co., Class A	1,480	65,194
W.R. Grace & Co.*	1,931	129,821
Westlake Chemical Corp.	4,619	366,287
Yingde Gases Group Co., Ltd.	2,995,500	3,082,168

		38,132,618

Construction Materials (0.2%)
Martin Marietta Materials, Inc.	6,745	635,918
Vulcan Materials Co.	38,812	2,020,165

		2,656,083

Containers & Packaging (1.2%)
AptarGroup, Inc.	13,205	630,143
Bemis Co., Inc.	30,864	1,032,709
Crown Holdings, Inc.*	33,910	1,248,227
Greif, Inc., Class A	9,440	420,080
Owens-Illinois, Inc.*	132,204	2,811,979
Packaging Corp. of America	234,619	9,025,793
Rexam plc	301,862	2,121,224
Rock-Tenn Co., Class A	18,748	1,310,673
Sealed Air Corp.	58,087	1,017,103
Sonoco Products Co.	30,106	895,051

		20,512,982

Metals & Mining (0.9%)
Alcoa, Inc.	319,704	$2,775,031
Allegheny Technologies, Inc.	32,076	973,827
Carpenter Technology Corp.	12,222	631,022
Cliffs Natural Resources, Inc.	42,748	1,648,363
Commercial Metals Co.	34,896	518,555
Molycorp, Inc.*	16,315	154,014
Nucor Corp.	95,025	4,103,179
Reliance Steel & Aluminum Co.	22,515	1,398,181
Steel Dynamics, Inc.	51,687	709,663
Tahoe Resources, Inc.*	18,901	346,266
United States Steel Corp.	43,076	1,028,224
Walter Energy, Inc.	18,794	674,329

		14,960,654

Paper & Forest Products (0.8%)
Domtar Corp.	10,809	902,768
International Paper Co.	131,071	5,221,868
Louisiana-Pacific Corp.*	319,500	6,172,740
MeadWestvaco Corp.	51,825	1,651,663
Sino-Forest Corp.*†(b)	226,100	—
Sino-Forest Corp. (ADR)*†§(b)	93,000	—

		13,949,039

Total Materials		90,211,376

Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.2%)
Frontier Communications Corp.	299,245	1,280,769
Level 3 Communications, Inc.*	23,766	549,232
Windstream Corp.	71,396	591,159

		2,421,160

Wireless Telecommunication Services (0.4%)
Clearwire Corp., Class A*	105,424	304,675
MetroPCS Communications, Inc.*	90,946	904,003
NII Holdings, Inc.*	51,684	368,507
Sprint Nextel Corp.*	898,794	5,096,162
Telephone & Data Systems, Inc.	28,386	628,466
U.S. Cellular Corp.*	4,123	145,295

		7,447,108

Total Telecommunication Services		9,868,268

Utilities (6.3%)
Electric Utilities (2.8%)
Edison International	97,650	4,412,803
Entergy Corp.	53,097	3,384,934
Great Plains Energy, Inc.	184,392	3,745,002
Hawaiian Electric Industries, Inc.	28,881	726,068
Northeast Utilities	296,392	11,582,999
NV Energy, Inc.	526,332	9,547,662
OGE Energy Corp.	29,575	1,665,368
Pepco Holdings, Inc.	68,418	1,341,677
Pinnacle West Capital Corp.	32,851	1,674,744
PPL Corp.	173,841	4,977,068
Westar Energy, Inc.	37,801	1,081,865
Xcel Energy, Inc.	145,943	3,898,138

		48,038,328

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Gas Utilities (0.7%)
AGL Resources, Inc.	35,159	$1,405,305
Atmos Energy Corp.	26,951	946,519
National Fuel Gas Co.	21,718	1,100,886
Questar Corp.	41,308	816,246
UGI Corp.	257,548	8,424,395

		12,693,351

Independent Power Producers & Energy Traders (0.4%)
AES Corp.	192,200	2,056,540
Calpine Corp.*	121,190	2,197,175
NRG Energy, Inc.	96,332	2,214,672

		6,468,387

Multi-Utilities (2.2%)
Alliant Energy Corp.	149,557	6,567,048
Ameren Corp.	72,714	2,233,774
CenterPoint Energy, Inc.	128,067	2,465,290
CMS Energy Corp.	78,305	1,909,076
DTE Energy Co.	50,985	3,061,649
Integrys Energy Group, Inc.	23,463	1,225,238
MDU Resources Group, Inc.	56,595	1,202,078
NiSource, Inc.	92,839	2,310,763
SCANA Corp.	35,163	1,604,839
Sempra Energy	72,229	5,123,925
TECO Energy, Inc.	64,620	1,083,031
Vectren Corp.	24,498	720,241
Wisconsin Energy Corp.	191,571	7,059,392

		36,566,344

Water Utilities (0.2%)
American Water Works Co., Inc.	52,754	1,958,756
Aqua America, Inc.	36,922	938,557

		2,897,313

Total Utilities		106,663,723

Total Common Stocks (71.2%) (Cost $981,234,968)		1,203,018,447

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs) (11.0%)
iShares Core S&P Mid-Cap ETF	3,855	392,053
iShares Morningstar Mid Core Index Fund	6,466	637,548
iShares Morningstar Mid Growth Index Fund	3,530	$377,534
iShares Morningstar Mid Value Index Fund‡	220,437	18,152,987
iShares Russell Midcap Growth Index Fund	5,854	367,631
iShares Russell Midcap Index Fund	5,105	577,375
iShares Russell Midcap Value Index Fund	1,557,775	78,262,616
iShares S&P MidCap 400 Growth Index Fund	3,400	388,994
iShares S&P MidCap 400/BARRA Value Index Fund	503,321	44,362,713
SPDR S&P 400 MidCap Value ETF‡	23,094	1,382,176
Vanguard Mid-Cap Value Index Fund	703,300	41,361,073

Total Investment Companies (11.0%) (Cost $143,629,042)		186,262,700

Total Investments (82.2%) (Cost $1,124,864,010)		1,389,281,147
Other Assets Less Liabilities (17.8%)		300,131,149

Net Assets (100%)		$1,689,412,296

*	Non-income producing.

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2012, the market value of these securities amounted to $0 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

†	Securities (totaling $0 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2012, were as follows:

Securities	Market Value December 31, 2011	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)
iShares Morningstar Mid Value Index Fund	$17,073,579	$—	$1,232,906	$18,152,987	$413,314	$21,767
SPDR S&P 400 MidCap Value ETF	1,193,498	—	—	1,382,176	28,776	—
Weyerhaeuser Co. (REIT)*	10,175,953	959,574	2,488,447	12,500,528	324,989	708,765

	$28,443,030	$959,574	$3,721,353	$32,035,691	$767,079	$730,532

*	Not affiliated as of December 31, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	866	March-13	$71,628,350	$73,315,560	$1,687,210
S&P 500 E-Mini Index	1,003	March-13	71,377,747	71,218,015	(159,732)
S&P MidCap 400 E-Mini Index	1,438	March-13	145,109,673	146,402,780	1,293,107

					$2,820,585

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)(a)	Level 3 Significant Unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$109,294,434	$6,623,547	$—	$115,917,981
Consumer Staples	49,744,991	—	—	49,744,991
Energy	96,988,716	2,317,066	—	99,305,782
Financials	337,507,833	10,490,866	—	347,998,699
Health Care	85,139,538	13,322,474	—	98,462,012
Industrials	158,508,657	—	—	158,508,657
Information Technology	126,336,958	—	—	126,336,958
Materials	81,691,678	8,519,698	—	90,211,376
Telecommunication Services	9,868,268	—	—	9,868,268
Utilities	106,663,723	—	—	106,663,723
Futures	2,980,317	—	—	2,980,317
Investment Companies
Exchange Traded Funds (ETFs)	186,262,700	—	—	186,262,700

Total Assets	$1,350,987,813	$41,273,651	$—	$1,392,261,464

Liabilities:
Futures	$(159,732)	$—	$—	$(159,732)

Total Liabilities	$(159,732)	$—	$—	$(159,732)

Total	$1,350,828,081	$41,273,651	$—	$1,392,101,732

(a)	Securities with a market value of $10,490,866 transferred from Level 1 to Level 2 since the beginning of the period because they are valued using fair value factors based on third party vendor modeling tools.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary	Investments in Common Stocks - Materials	Investments in Preferred Stocks – Consumer Discretionary

Balance as of 12/31/11	$—	$164,536	$—
Total gains or losses (realized/unrealized) included in earnings	11,395	(164,536)	1,713
Purchases	5,144	—	—
Sales	(16,539)	—	(1,713)
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 12/31/12	$—	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$—	$(164,536)	$—

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	2,980,317	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$2,980,317

Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(159,732	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(159,732)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(621)	—	(621)
Credit contracts	—	—	—	—	—
Equity contracts	—	26,807,724	—	—	26,807,724
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$26,807,724	$(621)	$—	$26,807,103

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	2,825,869	—	—	2,825,869
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$2,825,869	$—	$—	$2,825,869

The Portfolio held futures contracts with an average notional value of approximately $183,337,000 during the year ended December 31, 2012.

^ This Portfolio held forward foreign currency and futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$401,295,729
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$817,759,506

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$283,897,796
Aggregate gross unrealized depreciation	(52,547,477)

Net unrealized appreciation	$231,350,319

Federal income tax cost of investments	$1,157,930,828

For the year ended December 31, 2012, the Portfolio incurred approximately $1,193 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $736,912,381 of which $379,741,297 expires in the year 2016, $289,603,227 expires in the year 2017 and $67,567,857 expires in the year 2018. The Portfolio utilized net capital loss carryforward of $117,435,533 during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Affiliated Issuers (Cost $18,578,835)	$19,535,163
Unaffiliated Issuers (Cost $1,106,285,175)	1,369,745,984
Cash	276,309,119
Cash held as collateral at broker	15,334,000
Due from broker for futures variation margin	7,045,561
Receivable for securities sold	3,139,424
Dividends, interest and other receivables	1,575,508
Receivable from Separate Accounts for Trust shares sold	97,681

Total assets	1,692,782,440

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,008,250
Payable for securities purchased	868,299
Investment management fees payable	781,597
Distribution fees payable - Class IB	309,233
Administrative fees payable	223,895
Distribution fees payable - Class IA	43,215
Trustees’ fees payable	2,786
Accrued expenses	132,869

Total liabilities	3,370,144

NET ASSETS	$1,689,412,296

Net assets were comprised of:
Paid in capital	$2,195,644,161
Accumulated undistributed net investment income (loss)	(3,927,535)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(769,542,113)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	267,237,783

Net assets	$1,689,412,296

Class IA
Net asset value, offering and redemption price per share, $205,787,460 / 19,493,868 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.56

Class IB
Net asset value, offering and redemption price per share, $1,472,191,249 / 140,654,240 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.47

Class K
Net asset value, offering and redemption price per share, $11,433,587 / 1,083,112 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.56

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends ($767,079 of dividend income received from affiliates) (net of $86,486 foreign withholding tax)	$30,433,160
Interest	179,874

Total income	30,613,034

EXPENSES
Investment management fees	9,218,255
Distribution fees - Class IB	3,648,709
Administrative fees	2,645,433
Distribution fees - Class IA	514,532
Printing and mailing expenses	187,908
Custodian fees	147,502
Professional fees	101,403
Trustees’ fees	47,697
Miscellaneous	74,693

Gross expenses	16,586,132
Less: Fees paid indirectly	(18,206)

Net expenses	16,567,926

NET INVESTMENT INCOME (LOSS)	14,045,108

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($730,532 of realized gain (loss) from affiliates)	115,029,232
Futures	26,807,724
Foreign currency transactions	(11,333)

Net realized gain (loss)	141,825,623

Change in unrealized appreciation (depreciation) on:
Securities ($4,072,304 of change in unrealized appreciation (depreciation) from affiliates)	126,360,367
Futures	2,825,869
Foreign currency translations	1,944

Net change in unrealized appreciation (depreciation)	129,188,180

NET REALIZED AND UNREALIZED GAIN (LOSS)	271,013,803

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$285,058,911

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$14,045,108	$16,969,286
Net realized gain (loss) on investments, futures and foreign currency transactions	141,825,623	42,916,610
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	129,188,180	(227,798,645)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	285,058,911	(167,912,749)

DIVIDENDS:
Dividends from net investment income
Class IA	(2,449,263)	(2,517,728)
Class IB	(17,516,549)	(13,436,934)
Class K†	(163,922)	(118,425)

TOTAL DIVIDENDS	(20,129,734)	(16,073,087)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 548,824 and 1,182,464 shares, respectively ]	5,429,121	11,388,224
Capital shares issued in reinvestment of dividends [ 231,986 and 290,727 shares, respectively ]	2,449,263	2,517,728
Capital shares repurchased [ (3,470,642) and (7,308,806) shares, respectively ]	(34,502,237)	(70,555,043	)(y)

Total Class IA transactions	(26,623,853)	(56,649,091)

Class IB
Capital shares sold [ 2,435,865 and 2,946,241 shares, respectively ]	23,990,964	28,476,916
Capital shares issued in reinvestment of dividends [ 1,673,365 and 1,564,731 shares, respectively ]	17,516,549	13,436,934
Capital shares repurchased [ (19,820,329) and (24,169,861) shares, respectively ]	(196,157,131)	(239,319,096)

Total Class IB transactions	(154,649,618)	(197,405,246)

Class K†
Capital shares sold [ 226,287 and 1,095,101 shares, respectively ]	2,280,687	9,972,406	(y)
Capital shares issued in reinvestment of dividends [ 15,525 and 13,675 shares, respectively ]	163,922	118,425
Capital shares repurchased [ (253,454) and (14,022) shares, respectively ]	(2,550,117)	(123,930)

Total Class K transactions	(105,508)	9,966,901

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(181,378,979)	(244,087,436)

TOTAL INCREASE (DECREASE) IN NET ASSETS	83,550,198	(428,073,272)
NET ASSETS:
Beginning of year	1,605,862,098	2,033,935,370

End of year (a)	$1,689,412,296	$1,605,862,098

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(3,927,535)	$2,030,297

† Class K commenced operations on December 1, 2011.

(y)  On December 7, 2011, certain shareholders of the EQ/Mid Cap Value PLUS Portfolio exchanged approximately 1,092,159 Class IA shares for approximately 1,092,160 Class K shares. This exchange amounted to approximately $9,946,081.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011		2010	2009		2008
Net asset value, beginning of year	$9.01	$10.03		$8.29	$6.18		$10.39

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.11	(e)	0.11 (e)	0.15	(e)	0.14 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.60	(1.02)		1.75	2.06		(4.20)

Total from investment operations	1.68	(0.91)		1.86	2.21		(4.06)

Less distributions:
Dividends from net investment income	(0.13)	(0.11)		(0.12)	(0.10)		(0.15)

Net asset value, end of year	$10.56	$9.01		$10.03	$8.29		$6.18

Total return	18.61%	(9.04)%		22.45%	35.75%		(39.06)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$205,787	$199,783		$281,098	$272,556		$18,747
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.99%	0.72%		0.74%	0.73%		0.76%
After waivers, reimbursements and fees paid indirectly (f)	0.99%	0.72%		0.73%	0.47%		0.75%
Before waivers, reimbursements and fees paid indirectly (f)	0.99%	0.73%		0.74%	0.74%		0.77%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.83%	1.11%		1.24%	1.71%		1.62%
After waivers, reimbursements and fees paid indirectly (f)	0.83%	1.11%		1.24%	1.98%		1.63%
Before waivers, reimbursements and fees paid indirectly (f)	0.83%	1.11%		1.24%	1.70%		1.61%
Portfolio turnover rate	27%	29%		35%	155%		38%

	Year Ended December 31,
Class IB	2012	2011		2010	2009		2008
Net asset value, beginning of year	$8.93	$9.96		$8.21	$6.10		$10.31

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.09	(e)	0.09 (e)	0.11	(e)	0.12 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.59	(1.03)		1.75	2.08		(4.20)

Total from investment operations	1.67	(0.94)		1.84	2.19		(4.08)

Less distributions:
Dividends from net investment income	(0.13)	(0.09)		(0.09)	(0.08)		(0.13)

Net asset value, end of year	$10.47	$8.93		$9.96	$8.21		$6.10

Total return	18.65%	(9.44)%		22.47%	35.86%		(39.53)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,472,191	$1,396,220		$1,752,837	$1,662,787		$838,774
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.99%	0.97	%(c)	0.99%	0.98	%(c)	1.01%
After waivers, reimbursements and fees paid indirectly (f)	0.99%	0.97	%(c)	0.98%	0.84%		1.00%
Before waivers, reimbursements and fees paid indirectly (f)	0.99%	0.98%		0.99%	0.99	%(c)	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.84%	0.88%		1.01%	1.51%		1.34%
After waivers, reimbursements and fees paid indirectly (f)	0.84%	0.88%		1.01%	1.67%		1.34%
Before waivers, reimbursements and fees paid indirectly (f)	0.84%	0.87%		1.01%	1.51%		1.32%
Portfolio turnover rate	27%	29%		35%	155%		38%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	December 1, 2011* to December 31, 2011
Net asset value, beginning of period	$9.01	$9.04

Income (loss) from investment operations:
Net investment income (loss)	0.11	0.03 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.59	0.05

Total from investment operations	1.70	0.08

Less distributions:
Dividends from net investment income	(0.15)	(0.11)

Net asset value, end of period	$10.56	$9.01

Total return (b)	18.91%	0.93%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,434	$9,859
Ratio of expenses to average net assets:
After waivers and reimbursements (a) (f)	0.74%	0.67%
After waivers, reimbursements and fees paid indirectly (a) (f)	0.74%	0.67%
Before waivers, reimbursements and fees paid indirectly (a) (f)	0.74%	0.67%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a) (f)	1.10%	3.43%
After waivers, reimbursements and fees paid indirectly (a) (f)	1.10%	3.44%
Before waivers, reimbursements and fees paid indirectly (a) (f)	1.10%	3.43%
Portfolio turnover rate	27%	29%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

EQ/MONEY MARKET PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	The Dreyfus Corporation

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	0.00%	0.54%	1.69%
Portfolio – Class IB Shares**	0.00	0.42	1.51
Bank of America Merrill Lynch 3-Month Treasury Bill Index	0.11	0.52	1.78
* Date of inception 7/13/81. ** Date of inception 10/2/96. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 0.00% for the year ended December 31, 2012. The Portfolio’s benchmark, the Bank of America Merrill Lynch 3-Month Treasury Bill Index, returned 0.11% over the same period.

Portfolio Highlights

The U.S. economy showed positive growth throughout the year as both households and businesses continued to recover from the steep downturn caused by the financial crisis. Consumer spending advanced as the unemployment rate fell from 8.5% in December 2011 to 7.8% in December 2012. The stabilization and recovery in the housing market as well as robust corporate profits also helped to aid growth.

The Federal Reserve, while acknowledging the improvement registered during the year, remains concerned over the overall pace of growth and the elevated rate of unemployment. To help foster more robust growth the Federal Reserve has indicated that it intends to purchase approximately $85 billion per month in securities in order to maintain downward pressure on long term interest rates. They also stated their intention to hold the overnight federal funds rate at between 0 and ¼ percent until the unemployment rate is below 6 ½ percent and while long-term inflation expectations remain well anchored.

Portfolio Positioning and Outlook

While 2012 brought encouraging economic news, especially the sharp drop in the unemployment rate, there are significant challenges remaining. Clearly, the unsustainable fiscal course the United States is on is the primary cloud on the horizon. The related debt ceiling issue is also one that could cause turmoil as the year progresses. How consumers and businesses react to the ongoing news out of Washington may well determine the economic course of 2013. At year-end, the portfolio was structured with a diversified mix of short-term fixed income instruments issued by high quality borrowers. Liquidity levels in the portfolio were also well in excess of regulatory requirements. In addition, a substantial portion of the portfolio was invested in U.S. Treasury and agency securities.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in this Portfolio.

Portfolio Characteristics As of December 31, 2012
Weighted Average Maturity (Days)	42
Number of Holdings	33
Weighted Average Credit Quality:	A-1

Maturity Weightings
1-30 Days	40.78
31-60 Days	21.89
61-90 Days	37.33
91-120 Days	—
>120 Days	—

Total	100.00

EQ/MONEY MARKET PORTFOLIO (Unaudited)

Distribution of Assets by Sector as of December 31, 2012	% of Net Assets
Commercial Paper	51.7%
Government Securities	37.1
Certificates of Deposit	4.8
Time Deposits	4.4
Cash and Other	2.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,000.00	$0.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.42	0.73
Class IB
Actual	1,000.00	1,000.00	0.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.42	0.73

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.14% and 0.14%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Principal Amount	Value (Note 1)
SHORT TERM DEBT SECURITIES:
Certificates of Deposit (4.8%)
Bank of Montreal/Illinois
0.18%, 1/15/13	$30,000,000	$30,000,233
Sumitomo Mitsui Trust Bank Ltd./New York
0.26%, 3/8/13	35,000,000	35,000,000

Total Certificates of Deposit		65,000,233

Commercial Paper (51.7%)
American Honda Finance Corp.
0.19%, 3/19/13 (p)	35,000,000	34,985,776
Australia & New Zealand Banking Group Ltd.
0.20%, 3/1/13 (n)(p)	35,000,000	34,988,528
Bank of Nova Scotia/New York
0.01%, 1/2/13 (p)	35,000,000	34,999,981
Bank of Tokyo-Mitsubishi UFJ Ltd./New York
0.23%, 3/4/13 (p)	35,000,000	34,986,136
Coca-Cola Co.
0.14%, 1/18/13 (n)(p)	35,000,000	34,997,521
Commonwealth Bank of Australia
0.21%, 2/28/13 (n)(p)	35,000,000	34,988,158
General Electric Capital Corp.
0.07%, 1/2/13 (p)	19,000,000	18,999,926
0.15%, 2/26/13 (p)	35,000,000	34,991,833
GlaxoSmithKline Finance plc
0.14%, 1/22/13 (n)(p)	35,000,000	34,996,937
Google, Inc.
0.14%, 3/5/13 (n)(p)	30,000,000	29,992,650
HSBC USA, Inc.
0.03%, 1/2/13 (p)	35,000,000	34,999,942
Merck & Co., Inc.
0.12%, 1/9/13 (n)(p)	35,000,000	34,998,989
MetLife Short Term Funding LLC
0.14%, 1/4/13 (n)(p)	35,000,000	34,999,475
Mizuho Funding LLC
0.26%, 3/6/13 (n)(p)	35,000,000	34,983,822
National Australia Funding Delaware, Inc.
0.19%, 2/27/13 (n)(p)	35,000,000	34,989,194
Nestle Capital Corp.
0.11%, 1/25/13 (n)(p)	35,000,000	34,997,433
Procter & Gamble Co.
0.14%, 1/28/13 (n)(p)	35,000,000	34,996,063
Sumitomo Mitsui Banking Corp.
0.23%, 3/8/13 (n)(p)	$35,000,000	$34,985,242
Toronto-Dominion Holdings USA, Inc.
0.20%, 2/5/13 (n)(p)	25,000,000	24,994,896
UBS Finance Delaware LLC
0.05%, 1/2/13 (p)	35,000,000	34,999,903
Walt Disney Co.
0.15%, 3/4/13 (n)(p)	35,000,000	34,990,958

Total Commercial Paper		703,863,363

Government Securities (37.1%)
Federal Home Loan Mortgage Corp.
0.12%, 3/4/13 (o)(p)	50,000,000	49,989,667
Federal National Mortgage Association
0.11%, 1/9/13 (o)(p)	25,000,000	24,999,305
U.S. Treasury Bills
0.06%, 1/3/13 (p)	10,000,000	9,999,947
0.13%, 1/10/13 (p)	85,000,000	84,996,919
0.07%, 1/31/13 (p)	69,000,000	68,995,792
0.08%, 2/21/13 (p)	58,000,000	57,993,016
0.01%, 3/14/13 (p)	28,000,000	27,999,440
0.03%, 3/21/13 (p)	55,000,000	54,996,324
0.07%, 3/28/13 (p)	125,000,000	124,977,604

Total Government Securities		504,948,014

Time Deposit (4.4%)
Canadian Imperial Bank of Commerce/New York
0.08%, 1/2/13	60,000,000	60,000,000

Total Investments (98.0%)
(Amortized Cost $1,333,811,610)		1,333,811,610
Other Assets Less Liabilities (2.0%)		26,720,285

Net Assets (100%)		$1,360,531,895

Federal Income Tax Cost of Investments		$1,333,811,610

(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2012.
(p)	Yield to maturity.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Short-Term Investments	$—	$1,333,811,610	$—	$1,333,811,610

Total Assets	$—	$1,333,811,610	$—	$1,333,811,610

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,333,811,610	$—	$1,333,811,610

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

The Portfolio held no derivatives contracts during the year ended December 31, 2012.

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $6,601 for Short Term during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Amortized Cost $1,333,811,610)	$1,333,811,610
Cash	1,221,918
Receivable from Separate Accounts for Trust shares sold	32,483,481
Dividends, interest and other receivables	20,353
Other assets	4,974

Total assets	1,367,542,336

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	6,564,542
Administrative fees payable	113,795
Trustees’ fees payable	1,053
Accrued expenses	331,051

Total liabilities	7,010,441

NET ASSETS	$1,360,531,895

Net assets were comprised of:
Paid in capital	$1,360,530,476
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	1,419

Net assets	$1,360,531,895

Class IA
Net asset value, offering and redemption price per share, $424,143,719 / 423,925,627 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

Class IB
Net asset value, offering and redemption price per share, $936,388,176 / 936,386,737 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Interest	$1,657,323

EXPENSES
Investment management fees	4,647,456
Distribution fees - Class IB	2,237,098
Administrative fees	1,423,704
Distribution fees - Class IA	1,193,737
Printing and mailing expenses	161,537
Custodian fees	85,500
Professional fees	74,654
Trustees’ fees	40,651
Miscellaneous	40,851

Gross expenses	9,905,188
Less: Waiver from investment advisor	(4,817,030)
Waiver from distributor	(3,430,835)

Net expenses	1,657,323

NET INVESTMENT INCOME (LOSS)	—

REALIZED GAIN (LOSS)
Net realized gain (loss) on securities	8,021

NET REALIZED AND UNREALIZED GAIN (LOSS)	8,021

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,021

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net realized gain (loss) on investments	$8,021	$(6,601)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,021	(6,601)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	(4,993)
Class IB	—	(9,331)

	—	(14,324)

Distributions from net realized capital gains
Class IA	—	(55,476)
Class IB	—	(103,682)

	—	(159,158)

TOTAL DIVIDENDS AND DISTRIBUTIONS	—	(173,482)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 388,587,223 and 340,693,322 shares, respectively ]	388,786,563	340,893,838
Capital shares issued in reinvestment of dividends and distributions [ 0 and 60,438 shares, respectively ]	—	60,469
Capital shares repurchased [ (516,535,667) and (398,366,818) shares, respectively ]	(516,798,964)	(398,602,745)

Total Class IA transactions	(128,012,401)	(57,648,438)

Class IB
Capital shares sold [ 2,104,353,689 and 1,286,052,936 shares, respectively ]	2,104,348,300	1,286,144,394
Capital shares issued in reinvestment of dividends and distributions [ 0 and 113,014 shares, respectively ]	—	113,013
Capital shares repurchased [ (2,119,172,454) and (1,308,796,871) shares, respectively ]	(2,119,163,977)	(1,308,881,427)

Total Class IB transactions	(14,815,677)	(22,624,020)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(142,828,078)	(80,272,458)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(142,820,057)	(80,452,541)
NET ASSETS:
Beginning of year	1,503,351,952	1,583,804,493

End of year (a)	$1,360,531,895	$1,503,351,952

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$7,004

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IA	2012	2011		2010		2009		2008
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss)	— (e)	—	(e)	—	#(e)	—	#(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments	— #	—	#	—	#	—	#	—	#

Total from investment operations	— #	—	#	—	#	—	#	0.02

Less distributions:
Dividends from net investment income	—	—	#	—	#	—	#	(0.02)
Distributions from net realized gains	—	—	#	—		—		—

Total dividends and distributions	—	—	#	—	#	—	#	(0.02)

Net asset value, end of year	$1.00	$1.00		$1.00		$1.00		$1.00

Total return	0.00%	0.01%		0.08%		0.25%		2.36%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$424,144	$552,153		$609,865		$676,438		$2,037,507
Ratio of expenses to average net assets:
After waivers	0.12%	0.13%		0.14%		0.07%		0.47%
Before waivers	0.72%	0.46%		0.46%		0.47%		0.47%
Ratio of net investment income (loss) to average net assets:
After waivers	—%	—%		0.09%		0.24%		2.03%
Before waivers	(0.60)%	(0.33)%		(0.23)%		(0.15)%		2.03%

	Year Ended December 31,
Class IB	2012	2011		2010		2009		2008
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss)	— (e)	—	(e)	—	#(e)	—	#(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments	— #	—	#	—	#	—	#	—	#

Total from investment operations	— #	—	#	—	#	—	#	0.02

Less distributions:
Dividends from net investment income	—	—	#	—	#	—		(0.02)
Distributions from net realized gains	—	—	#	—		—		—

Total dividends and distributions	—	—	#	—	#	—		(0.02)

Net asset value, end of year	$1.00	$1.00		$1.00		$1.00		$1.00

Total return	0.00%	0.01%		0.00%		0.01%		2.13%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$936,388	$951,199		$973,940		$1,320,835		$1,928,723
Ratio of expenses to average net assets:
After waivers	0.12%	0.12%		0.23%		0.32%		0.72	%(c)
Before waivers	0.72%	0.71%		0.71%		0.72%		0.72	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	—%	—%		—	%‡‡	(0.01)%		1.95%
Before waivers	(0.60)%	(0.59)%		(0.48)%		(0.41)%		1.95%
#	Per share amount is less than $0.005.
‡‡	Percent shown is less than 0.005%.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Montag & Caldwell, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	12.48%	1.94%	6.40%
Portfolio – Class IB Shares**	12.44	1.76	6.21
Russell 1000® Growth Index	15.26	3.12	7.52

*   Date of inception 12/1/98.

** Date of inception 12/31/04. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 12.48% for the year ended December 31, 2012. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 15.26% over the same period.

Portfolio Highlights

What helped performance for the year:

•	Stock selection in Information Technology was additive to performance, notably Visa and eBay.

•	Stock selection in Materials was positive due to lone holding Monsanto.

•	Stock selection in Industrials was positive due to Fluor and General Electric.

What hurt performance for the year:

•	Stock selection in Consumer Discretionary detracted from performance, most notably McDonalds and Las Vegas Sands.

•	Stock selection in Health Care was negative, primarily due to Allergan and Express Scripts.

•	An underweight in the Information Technology sector detracted from performance.

Portfolio Positioning and Outlook

As we conclude 2012 and look toward 2013, the Adviser’s economic forecast continues to be for more of the same. While the Adviser believes real Gross Domestic Product (GDP) growth is achievable in 2013, economic growth should start the year at a slower pace as the payroll tax holiday expires and other fiscal tightening measures short of the full fiscal cliff become effective. The Adviser believes the market may continue to consolidate its gains amid sluggish global economic growth and weakened U.S. earnings growth. At the same time, earnings expectations for 2013 seem too high to us, though the outlook for the high quality growth stocks held in the portfolio remains very promising. In the Adviser’s opinion, the shares of these companies are reasonably valued, and their earnings growth is more assured due to their financial strength and global diversification. In addition, many of the holdings have above average dividend yields and dividend growth prospects. The Adviser expects both growth and yield to be scarce in the years ahead as the developed world deleverages and the Federal Reserve strives to keep both short and long- term interest rates low.

Sector Weightings as of December 31, 2012	% of Net Assets
Consumer Staples	24.3%
Information Technology	23.5
Health Care	16.0
Consumer Discretionary	9.3
Energy	6.2
Industrials	6.0
Materials	3.9
Financials	3.1
Cash and Other	7.7

100.0%

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,043.00	$5.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.37	5.82
Class IB
Actual	1,000.00	1,042.90	5.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.37	5.82

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.15% and 1.15%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.3%)
Auto Components (0.5%)
Johnson Controls, Inc.	57,721	$1,772,035

Hotels, Restaurants & Leisure (4.8%)
Las Vegas Sands Corp.	66,100	3,051,176
McDonald’s Corp.	58,908	5,196,274
Starbucks Corp.	156,200	8,375,444

		16,622,894

Specialty Retail (2.7%)
Bed Bath & Beyond, Inc.*	87,245	4,877,868
TJX Cos., Inc.	107,500	4,563,375

		9,441,243

Textiles, Apparel & Luxury Goods (1.3%)
NIKE, Inc., Class B	90,900	4,690,440

Total Consumer Discretionary		32,526,612

Consumer Staples (24.3%)
Beverages (6.5%)
Coca-Cola Co.	408,900	14,822,625
PepsiCo, Inc.	115,640	7,913,245

		22,735,870

Food & Staples Retailing (3.0%)
Costco Wholesale Corp.	105,100	10,380,727

Food Products (5.4%)
Mondelez International, Inc., Class A	456,400	11,624,508
Unilever N.V. (N.Y. Shares)	193,500	7,411,050

		19,035,558

Household Products (5.8%)
Colgate-Palmolive Co.	109,353	11,431,763
Procter & Gamble Co.	129,796	8,811,850

		20,243,613

Tobacco (3.6%)
Philip Morris International, Inc.	152,200	12,730,008

Total Consumer Staples		85,125,776

Energy (6.2%)
Energy Equipment & Services (4.3%)
Cameron International Corp.*	169,700	9,581,262
Schlumberger Ltd.	77,452	5,366,649

		14,947,911

Oil, Gas & Consumable Fuels (1.9%)
Occidental Petroleum Corp.	88,500	6,779,985

Total Energy		21,727,896

Financials (3.1%)
Commercial Banks (3.1%)
Wells Fargo & Co.	317,000	10,835,060

Total Financials		10,835,060

Health Care (16.0%)
Biotechnology (1.0%)
Biogen Idec, Inc.*	24,600	3,608,082

Health Care Equipment & Supplies (6.5%)
Abbott Laboratories	227,850	$14,924,175
Stryker Corp.	140,395	7,696,454

		22,620,629

Health Care Providers & Services (5.2%)
AmerisourceBergen Corp.	182,300	7,871,714
Express Scripts Holding Co.*	191,138	10,321,452

		18,193,166

Pharmaceuticals (3.3%)
Allergan, Inc.	124,700	11,438,731

Total Health Care		55,860,608

Industrials (6.0%)
Air Freight & Logistics (2.3%)
United Parcel Service, Inc., Class B	110,500	8,147,165

Industrial Conglomerates (3.7%)
General Electric Co.	619,100	12,994,909

Total Industrials		21,142,074

Information Technology (23.5%)
Communications Equipment (6.7%)
Juniper Networks, Inc.*	417,814	8,218,401
QUALCOMM, Inc.	243,600	15,108,072

		23,326,473

Computers & Peripherals (4.7%)
Apple, Inc.	25,317	13,494,721
EMC Corp.*	123,300	3,119,490

		16,614,211

Internet Software & Services (4.2%)
eBay, Inc.*	148,400	7,571,368
Google, Inc., Class A*	10,196	7,232,737

		14,804,105

IT Services (4.4%)
Accenture plc, Class A	80,500	5,353,250
Visa, Inc., Class A	66,100	10,019,438

		15,372,688

Software (3.5%)
Oracle Corp.	362,100	12,065,172

Total Information Technology		82,182,649

Materials (3.9%)
Chemicals (3.9%)
Monsanto Co.	143,600	13,591,740

Total Materials		13,591,740

Total Investments (92.3%) (Cost $254,554,878)		322,992,415
Other Assets Less Liabilities (7.7%)		27,110,852

Net Assets (100%)		$350,103,267

*	Non-income producing.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$32,526,612	$—	$—	$32,526,612
Consumer Staples	85,125,776	—	—	85,125,776
Energy	21,727,896	—	—	21,727,896
Financials	10,835,060	—	—	10,835,060
Health Care	55,860,608	—	—	55,860,608
Industrials	21,142,074	—	—	21,142,074
Information Technology	82,182,649	—	—	82,182,649
Materials	13,591,740	—	—	13,591,740

Total Assets	$322,992,415	$—	$—	$322,992,415

Total Liabilities	$—	$—	$—	$—

Total	$322,992,415	$—	$—	$322,992,415

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

The Portfolio held no derivatives contracts during the year ended December 31, 2012.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$154,266,337
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$188,351,414

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$69,300,008
Aggregate gross unrealized depreciation	(2,186,228)

Net unrealized appreciation	$67,113,780

Federal income tax cost of investments	$255,878,635

For the year ended December 31, 2012, the Portfolio incurred approximately $7,496 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

The Portfolio utilized net capital loss carryforward of $26,847,177 during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2012

ASSETS
Investments at value (Cost $254,554,878)	$322,992,415
Cash	25,175,524
Receivable for securities sold	2,819,849
Dividends, interest and other receivables	433,587
Receivable from Separate Accounts for Trust shares sold	63,883
Other assets	1,289

Total assets	351,486,547

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,005,220
Investment management fees payable	225,121
Distribution fees payable - Class IB	69,565
Administrative fees payable	33,021
Distribution fees payable - Class IA	5,475
Accrued expenses	44,878

Total liabilities	1,383,280

NET ASSETS	$350,103,267

Net assets were comprised of:
Paid in capital	$282,236,343
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(570,613)
Net unrealized appreciation (depreciation) on investments	68,437,537

Net assets	$350,103,267

Class IA
Net asset value, offering and redemption price per share, $24,280,990 / 3,481,703 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.97

Class IB
Net asset value, offering and redemption price per share, $325,822,277 / 46,591,358 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.99

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends	$7,011,001
Interest	23,151

Total income	7,034,152

EXPENSES
Investment management fees	2,714,077
Distribution fees - Class IB	840,771
Administrative fees	397,494
Distribution fees - Class IA	63,922
Professional fees	54,687
Printing and mailing expenses	40,185
Custodian fees	19,500
Trustees’ fees	10,324
Miscellaneous	5,219

Gross expenses	4,146,179
Less: Fees paid indirectly	(110,036)

Net expenses	4,036,143

NET INVESTMENT INCOME (LOSS)	2,998,009

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	28,605,723
Net change in unrealized appreciation (depreciation) on securities	11,095,856

NET REALIZED AND UNREALIZED GAIN (LOSS)	39,701,579

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$42,699,588

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,998,009	$1,840,579
Net realized gain (loss) on investments	28,605,723	14,330,937
Net change in unrealized appreciation (depreciation) on investments	11,095,856	(5,868,895)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	42,699,588	10,302,621

DIVIDENDS:
Dividends from net investment income
Class IA	(223,511)	(178,366)
Class IB	(2,802,021)	(1,637,640)

TOTAL DIVIDENDS	(3,025,532)	(1,816,006)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,068,797 and 1,092,714 shares, respectively ]	7,178,065	6,813,018
Capital shares issued in reinvestment of dividends [ 31,901 and 29,245 shares, respectively ]	223,511	178,366
Capital shares repurchased [ (1,292,509) and (1,122,229) shares, respectively ]	(8,787,943)	(7,007,160)

Total Class IA transactions	(1,386,367)	(15,776)

Class IB
Capital shares sold [ 5,580,263 and 5,441,135 shares, respectively ]	37,423,659	34,049,682
Capital shares issued in reinvestment of dividends [ 398,911 and 267,793 shares, respectively ]	2,802,021	1,637,640
Capital shares repurchased [ (10,175,334) and (12,553,793) shares, respectively ]	(69,567,812)	(78,303,526)

Total Class IB transactions	(29,342,132)	(42,616,204)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(30,728,499)	(42,631,980)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,945,557	(34,145,365)
NET ASSETS:
Beginning of year	341,157,710	375,303,075

End of year (a)	$350,103,267	$341,157,710

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$25,282

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009	2008
Net asset value, beginning of year	$6.25	$6.11	$5.67	$4.39	$6.56

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.05 (e)	0.05 (e)	0.03 (e)	0.02	(e)
Net realized and unrealized gain (loss) on investments	0.72	0.14	0.44	1.28	(2.17)

Total from investment operations	0.78	0.19	0.49	1.31	(2.15)

Less distributions:
Dividends from net investment income	(0.06)	(0.05)	(0.05)	(0.03)	(0.02)

Net asset value, end of year	$6.97	$6.25	$6.11	$5.67	$4.39

Total return	12.48%	3.09%	8.61%	29.94%	(32.74)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$24,281	$22,958	$22,437	$10,532	$5,898
Ratio of expenses to average net assets:
After waivers	1.15%	0.89%	0.89%	0.91%	0.90%
After waivers and fees paid indirectly	1.12%	0.85%	0.86%	0.88%	0.88%
Before waivers and fees paid indirectly	1.15%	0.89%	0.89%	0.91%	0.90%
Ratio of net investment income (loss) to average net assets:
After waivers	0.81%	0.72%	0.83%	0.60%	0.36%
After waivers and fees paid indirectly	0.84%	0.75%	0.86%	0.63%	0.38%
Before waivers and fees paid indirectly	0.81%	0.72%	0.83%	0.60%	0.36%
Portfolio turnover rate	46%	52%	55%	41%	52%

	Year Ended December 31,
Class IB	2012	2011	2010	2009	2008
Net asset value, beginning of year	$6.27	$6.12	$5.69	$4.40	$6.57

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.03 (e)	0.03 (e)	0.02 (e)	0.01	(e)
Net realized and unrealized gain (loss) on investments	0.72	0.15	0.43	1.29	(2.17)

Total from investment operations	0.78	0.18	0.46	1.31	(2.16)

Less distributions:
Dividends from net investment income	(0.06)	(0.03)	(0.03)	(0.02)	(0.01)

Net asset value, end of year	$6.99	$6.27	$6.12	$5.69	$4.40

Total return	12.44%	2.99%	8.14%	29.77%	(32.86)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$325,822	$318,200	$352,867	$360,580	$295,780
Ratio of expenses to average net assets:
After waivers	1.15%	1.14%	1.14%	1.16%	1.15	%(c)
After waivers and fees paid indirectly	1.11%	1.10%	1.11%	1.13%	1.13%
Before waivers and fees paid indirectly	1.15%	1.14%	1.14%	1.16%	1.15	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	0.80%	0.47%	0.53%	0.36%	0.17%
After waivers and fees paid indirectly	0.83%	0.50%	0.56%	0.39%	0.20%
Before waivers and fees paid indirectly	0.80%	0.47%	0.53%	0.36%	0.17%
Portfolio turnover rate	46%	52%	55%	41%	52%
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Year	Since Incept.
Portfolio – Class IA Shares*	8.76%	2.10%	8.46%
Portfolio – Class IB Shares*	8.77	1.90	8.23
Portfolio – Class K Shares**	9.03	N/A	4.25
Russell Mid Cap® Growth Index	15.81	3.23	7.29
* Date of inception 4/29/05. ** Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 8.76% for the year ended December 31, 2012. The Portfolio’s benchmark, the Russell Mid Cap® Growth Index, returned 15.81% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the Producer Durables sector was a positive contributor to performance. A holding in Intertek, a product testing and inspection firm, was the largest contributor relative to benchmark in the sector.

•

The Utilities sector was additive as well, although the relative gains were somewhat offset by the negative effect of an overweight in the sector. Exposure to infrastructure asset management company Brookfield Infrastructure Partners was beneficial to performance.

What hurt performance during the year:

•	The Technology sector detracted from performance, hurt by both stock selection and an overweight in the sector. A position in online deals provider Groupon performed unfavorably.

•

Stock selection and an underweight in the Materials and Processing sector hampered relative performance, primarily due to rare earths miner Molycorp. An underweight in the sector also cost the Portfolio relative performance, as Materials and Processing was the benchmark’s best performing sector.

•

Another area of relative weakness was stock selection in the Consumer Discretionary sector, where a position in New Oriental Education & Technology, a private educational services provider in China, hurt returns the most.

Portfolio Positioning and Outlook

The Adviser looks for high-quality growth companies that it believes have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. The Adviser finds these companies through intense fundamental research. The Adviser’s emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

Sector Weightings as of December 31, 2012	% of Net Assets
Information Technology	30.1%
Industrials	16.3
Consumer Discretionary	14.1
Health Care	13.1
Financials	8.6
Consumer Staples	5.7
Materials	4.9
Utilities	3.7
Energy	3.2
Cash and Other	0.3

100.0%

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,020.90	$5.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.65	5.54
Class IB
Actual	1,000.00	1,021.00	5.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.65	5.54
Class K
Actual	1,000.00	1,022.10	4.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.90	4.28

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.09%, 1.09% and 0.84%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (14.0%)
Automobiles (0.6%)
Tesla Motors, Inc.*	165,652	$5,610,633

Diversified Consumer Services (3.8%)
New Oriental Education & Technology Group, Inc. (ADR)	739,661	14,371,613
Weight Watchers International, Inc.	414,829	21,720,447

		36,092,060

Hotels, Restaurants & Leisure (1.5%)
Dunkin’ Brands Group, Inc.	433,808	14,393,750

Internet & Catalog Retail (1.2%)
Groupon, Inc.*	2,341,827	11,428,116

Media (3.7%)
Aimia, Inc.	21,744	325,056
McGraw-Hill Cos., Inc.	363,689	19,882,877
Morningstar, Inc.	234,096	14,708,252

		34,916,185

Multiline Retail (1.6%)
Dollar Tree, Inc.*	362,506	14,703,243

Textiles, Apparel & Luxury Goods (1.6%)
Coach, Inc.	266,140	14,773,431

Total Consumer Discretionary		131,917,418

Consumer Staples (5.7%)
Beverages (1.8%)
Monster Beverage Corp.*	314,749	16,643,927

Food Products (3.9%)
D.E Master Blenders 1753 N.V.*	1,946,258	22,638,928
Mead Johnson Nutrition Co.	222,231	14,642,801

		37,281,729

Total Consumer Staples		53,925,656

Energy (3.2%)
Oil, Gas & Consumable Fuels (3.2%)
Range Resources Corp.	343,890	21,606,609
Ultra Petroleum Corp.*	468,581	8,495,373

Total Energy		30,101,982

Financials (8.6%)
Capital Markets (1.0%)
Greenhill & Co., Inc.	168,848	8,778,407

Diversified Financial Services (4.1%)
IntercontinentalExchange, Inc.*	110,293	13,655,377
MSCI, Inc.*	797,367	24,710,403

		38,365,780

Insurance (3.5%)
Arch Capital Group Ltd.*	314,130	13,828,002
Progressive Corp.	915,906	19,325,617

		33,153,619

Total Financials		80,297,806

Health Care (13.1%)
Biotechnology (0.6%)
Ironwood Pharmaceuticals, Inc.*	538,499	$5,971,954

Health Care Equipment & Supplies (3.8%)
IDEXX Laboratories, Inc.*	148,387	13,770,314
Intuitive Surgical, Inc.*	44,098	21,624,336

		35,394,650

Health Care Providers & Services (1.9%)
Qualicorp S.A.*	1,700,764	17,700,976

Health Care Technology (1.9%)
athenahealth, Inc.*	238,262	17,500,344

Life Sciences Tools & Services (4.9%)
Illumina, Inc.*	609,017	33,855,255
Techne Corp.	185,254	12,660,258

		46,515,513

Total Health Care		123,083,437

Industrials (16.3%)
Commercial Services & Supplies (6.8%)
Covanta Holding Corp.	693,624	12,776,554
Edenred	1,198,391	37,266,492
Stericycle, Inc.*	148,708	13,869,995

		63,913,041

Electrical Equipment (1.8%)
Sensata Technologies Holding N.V.*	505,614	16,422,343

Professional Services (7.7%)
IHS, Inc., Class A*	204,040	19,587,840
Intertek Group plc	513,823	25,930,565
Verisk Analytics, Inc., Class A*	526,601	26,856,651

		72,375,056

Total Industrials		152,710,440

Information Technology (30.1%)
Communications Equipment (4.0%)
Motorola Solutions, Inc.	670,679	37,343,407

Electronic Equipment, Instruments & Components (1.1%)
Trimble Navigation Ltd.*	179,318	10,719,630

Internet Software & Services (10.1%)
Akamai Technologies, Inc.*	382,680	15,655,439
LinkedIn Corp., Class A*	228,905	26,282,872
MercadoLibre, Inc.	134,419	10,561,301
Qihoo 360 Technology Co., Ltd. (ADR)*	185,951	5,520,885
SINA Corp.*	93,272	4,684,120
Yandex N.V., Class A*	953,068	20,557,676
Youku Tudou, Inc. (ADR)*	652,362	11,899,083

		95,161,376

IT Services (2.4%)
Gartner, Inc.*	495,334	22,795,271

Semiconductors & Semiconductor Equipment (1.4%)
First Solar, Inc.*	417,269	12,885,267

Software (11.1%)
Citrix Systems, Inc.*	190,103	12,499,272

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

FactSet Research Systems, Inc.	65,467	$5,765,024
Palantir Technologies, Inc. (ADR)*†(b)	573,031	1,490,454
Red Hat, Inc.*	251,998	13,345,814
Salesforce.com, Inc.*	164,476	27,648,416
Solera Holdings, Inc.	595,165	31,823,473
Workday, Inc., Class A*	114,313	6,230,058
Zynga, Inc., Class A*	2,199,371	5,212,509

		104,015,020

Total Information Technology		282,919,971

Materials (4.9%)
Chemicals (2.8%)
Intrepid Potash, Inc.	490,425	10,441,148
Rockwood Holdings, Inc.	323,563	16,003,426

		26,444,574

Construction Materials (2.1%)
Martin Marietta Materials, Inc.	210,253	19,822,653

Total Materials		46,267,227

Utilities (3.7%)
Electric Utilities (3.7%)
Brookfield Infrastructure Partners LP	978,090	34,477,673

Total Utilities		34,477,673

Total Common Stocks (99.6%) (Cost $858,112,740)		$935,701,610

PREFERRED STOCK:
Consumer Discretionary (0.1%)
Auto Components (0.1%)
Better Place, Inc. 0.000%*†(b)	1,405,653	358,441

Total Preferred Stock (0.1%) (Cost $3,514,131)		358,441

Total Investments (99.7%) (Cost $861,626,871)		936,060,051
Other Assets Less Liabilities (0.3%)		3,282,277

Net Assets (100%)		$939,342,328

*	Non-income producing.
†	Securities (totaling $1,848,895 or 0.2% of net assets) at fair value by management.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)(a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$131,917,418	$—	$—	$131,917,418
Consumer Staples	31,286,728	22,638,928	—	53,925,656
Energy	30,101,982	—	—	30,101,982
Financials	80,297,806	—	—	80,297,806
Health Care	105,382,461	17,700,976	—	123,083,437
Industrials	89,513,383	63,197,057	—	152,710,440
Information Technology	281,429,517	—	1,490,454	282,919,971
Materials	46,267,227	—	—	46,267,227
Utilities	34,477,673	—	—	34,477,673
Preferred Stocks
Consumer Discretionary	—	—	358,441	358,441

Total Assets	$830,674,195	$103,536,961	$1,848,895	$936,060,051

Total Liabilities	$—	$—	$—	$—

Total	$830,674,195	$103,536,961	$1,848,895	$936,060,051

(a)	A security with a market value of $ 17,700,976 transferred from Level 1 to Level 2 since the beginning of the period because it is valued using fair value factors based on third party vendor modeling tools.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks – Information Technology	Investments in Preferred Stocks – Consumer Discretionary	Investments in Preferred Stocks - Information Technology

Balance as of 12/31/11	$—	$15,703,655	$2,875,941
Total gains or losses (realized/unrealized) included in earnings	(263,021)	(10,715,731)	2,168,368
Purchases	1,753,475	—	—
Sales	—	—	—
Issuances	—	—	—
Settlements	—	(4,629,483)	(5,044,309)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 12/31/12	$1,490,454	$358,441	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$(263,021)	$(5,065,974)	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets-Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets-Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	8,435	—	8,435
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$8,435	$—	$8,435

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$—	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$317,937,431
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$323,709,533

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$187,348,159
Aggregate gross unrealized depreciation	(110,822,863)

Net unrealized appreciation	$76,525,296

Federal income tax cost of investments	$859,534,755

For the year ended December 31, 2012, the Portfolio incurred approximately $126 as brokerage commissions with Bank of America Corp., $ 1,651 with Citation Financial Group and $ 5,551 with Sanford C. Bernstein & Co., LLC, affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $861,626,871)	$936,060,051
Cash	4,907,459
Foreign cash (Cost $11)	11
Receivable for securities sold	2,119,095
Dividends, interest and other receivables	412,484
Receivable from Separate Accounts for Trust shares sold	174,566
Other assets	2,298

Total assets	943,675,964

LIABILITIES
Payable for securities purchased	2,238,573
Payable to Separate Accounts for Trust shares redeemed	1,204,093
Investment management fees payable	554,392
Distribution fees payable - Class IB	173,738
Administrative fees payable	82,965
Distribution fees payable - Class IA	16,072
Accrued expenses	63,803

Total liabilities	4,333,636

NET ASSETS	$939,342,328

Net assets were comprised of:
Paid in capital	$863,082,008
Accumulated undistributed net investment income (loss)	2,089,181
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(259,815)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	74,430,954

Net assets	$939,342,328

Class IA
Net asset value, offering and redemption price per share, $76,409,516 / 4,884,576 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.64

Class IB
Net asset value, offering and redemption price per share, $824,891,847 / 53,276,054 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.48

Class K
Net asset value, offering and redemption price per share, $38,040,965 / 2,431,762 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.64

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $206,370 foreign withholding tax)	$14,071,778
Interest	43,272

Total income	14,115,050

EXPENSES
Investment management fees	6,892,887
Distribution fees - Class IB	2,162,075
Administrative fees	1,031,202
Distribution fees - Class IA	199,719
Printing and mailing expenses	110,858
Custodian fees	69,500
Professional fees	66,292
Recoupment fees	57,839
Trustees’ fees	28,320
Miscellaneous	61,287

Gross expenses	10,679,979
Less: Fees paid indirectly	(118,546)

Net expenses	10,561,433

NET INVESTMENT INCOME (LOSS)	3,553,617

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	10,939,310
Foreign currency transactions	(65,034)

Net realized gain (loss)	10,874,276

Change in unrealized appreciation (depreciation) on:
Securities	60,577,559
Foreign currency translations	1,278

Net change in unrealized appreciation (depreciation)	60,578,837

NET REALIZED AND UNREALIZED GAIN (LOSS)	71,453,113

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$75,006,730

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,553,617	$(4,232,517)
Net realized gain (loss) on investments and foreign currency transactions	10,874,276	85,743,719
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	60,578,837	(160,580,101)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	75,006,730	(79,068,899)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(209,806)	(311,402)
Class IB	(2,269,656)	(2,190,509)
Class K†	(163,441)	—

	(2,642,903)	(2,501,911)

Distributions from net realized capital gains
Class IA	(1,271,597)	(5,788,342)
Class IB	(13,844,093)	(61,826,551)
Class K†	(657,272)	(2,776,189)

	(15,772,962)	(70,391,082)

Return of capital
Class IA	(149,537)	—
Class IB	(1,617,667)	—
Class K†	(116,490)	—

	(1,883,694)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(20,299,559)	(72,892,993)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,115,692 and 2,301,795 shares, respectively ]	17,702,752	40,781,003
Capital shares issued in reinvestment of dividends and distributions [ 105,113 and 419,759 shares, respectively ]	1,630,940	6,099,744
Capital shares repurchased [ (1,484,079) and (4,471,798) shares, respectively ]	(23,303,462)	(76,337,686	)(y)

Total Class IA transactions	(3,969,770)	(29,456,939)

Class IB
Capital shares sold [ 7,546,060 and 13,320,498 shares, respectively ]	119,798,466	235,148,947
Capital shares issued in reinvestment of dividends and distributions [ 1,154,491 and 4,459,083 shares, respectively ]	17,731,416	64,017,060
Capital shares repurchased [ (10,117,973) and (11,076,024) shares, respectively ]	(156,116,920)	(193,199,200)

Total Class IB transactions	(18,587,038)	105,966,807

Class K†
Capital shares sold [ 708,513 and 2,291,298 shares, respectively ]	11,481,887	37,885,895	(y)
Capital shares issued in reinvestment of dividends and distributions [ 60,331 and 192,313 shares, respectively ]	937,203	2,776,189
Capital shares repurchased [ (763,214) and (57,479) shares, respectively ]	(12,017,963)	(866,070)

Total Class K transactions	401,127	39,796,014

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(22,155,681)	116,305,882

TOTAL INCREASE (DECREASE) IN NET ASSETS	32,551,490	(35,656,010)
NET ASSETS:
Beginning of year	906,790,838	942,446,848

End of year (a)	$939,342,328	$906,790,838

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,089,181	$934,542

† Class K commenced operations on December 1, 2011.

(y)  On December 7, 2011, certain shareholders of the EQ/Morgan Stanley Mid Cap Growth Portfolio exchanged approximately 2,266,910 Class IA shares for approximately 2,266,922 Class K shares. This exchange amounted to approximately $37,519,063.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011		2010	2009		2008
Net asset value, beginning of year	$14.69	$17.27		$13.08	$8.31		$15.73

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	(0.04	)(e)	0.05 (e)	0.01	(e)	0.03	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.23	(1.27)		4.21	4.76		(7.45)

Total from investment operations	1.28	(1.31)		4.26	4.77		(7.42)

Less distributions:
Dividends from net investment income	(0.04)	(0.04)		(0.06)	—		—
Distributions from net realized gains	(0.26)	(1.23)		(0.01)	—		—
Return of capital	(0.03)	—		—	—		—

Total dividends and distributions	(0.33)	(1.27)		(0.07)	—		—

Net asset value, end of year	$15.64	$14.69		$17.27	$13.08		$8.31

Total return	8.76%	(7.46)%		32.57%	57.40%		(47.17)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$76,410	$75,634		$119,147	$79,442		$44,837
Ratio of expenses to average net assets:
After waivers	1.09%	0.83%		0.83%	0.85%		0.81%
After waivers and fees paid indirectly	1.08%	0.82%		0.81%	0.83%		0.79%
Before waivers and fees paid indirectly	1.09%	0.83%		0.83%	0.87%		0.87%
Ratio of net investment income (loss) to average net assets:
After waivers	0.34%	(0.22)%		0.32%	0.08%		0.21%
After waivers and fees paid indirectly	0.35%	(0.21)%		0.34%	0.10%		0.22%
Before waivers and fees paid indirectly	0.34%	(0.22)%		0.32%	0.06%		0.15%
Portfolio turnover rate	34%	32%		34%	33%		28%

	Year Ended December 31,
Class IB	2012	2011		2010	2009		2008
Net asset value, beginning of year	$14.54	$17.16		$12.99	$8.27		$15.70

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	(0.08	)(e)	0.01 (e)	(0.02	)(e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.22	(1.27)		4.19	4.74		(7.42)

Total from investment operations	1.27	(1.35)		4.20	4.72		(7.43)

Less distributions:
Dividends from net investment income	(0.04)	(0.04)		(0.02)	—		—
Distributions from net realized gains	(0.26)	(1.23)		(0.01)	—		—
Return of capital	(0.03)	—		—	—		—

Total dividends and distributions	(0.33)	(1.27)		(0.03)	—		—

Net asset value, end of year	$15.48	$14.54		$17.16	$12.99		$8.27

Total return	8.77%	(7.74)%		32.31%	57.07%		(47.32)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$824,892	$795,511		$823,300	$521,616		$255,766
Ratio of expenses to average net assets:
After waivers	1.09%	1.08%		1.08%	1.10%		1.06%
After waivers and fees paid indirectly	1.08%	1.07%		1.06%	1.08%		1.04%
Before waivers and fees paid indirectly	1.09%	1.08%		1.08%	1.12%		1.12%
Ratio of net investment income (loss) to average net assets:
After waivers	0.34%	(0.46)%		0.06%	(0.17)%		(0.06)%
After waivers and fees paid indirectly	0.35%	(0.45)%		0.09%	(0.15)%		(0.05)%
Before waivers and fees paid indirectly	0.34%	(0.46)%		0.06%	(0.19)%		(0.12)%
Portfolio turnover rate	34%	32%		34%	33%		28%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	December 1, 2011* to December 31, 2011
Net asset value, beginning of period	$14.69	$16.61

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	—	#(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.22	(0.69)

Total from investment operations	1.32	(0.69)

Less distributions:
Dividends from net investment income	(0.08)	—
Distributions from net realized gains	(0.26)	(1.23)
Return of capital	(0.03)	—

Total dividends and distributions	(0.37)	(1.23)

Net asset value, end of period	$15.64	$14.69

Total return (b)	9.03%	(4.04)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$38,041	$35,646
Ratio of expenses to average net assets:
After waivers (a)	0.84%	0.85%
After waivers and fees paid indirectly (a)	0.83%	0.85%
Before waivers and fees paid indirectly (a)	0.84%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.61%	0.11%
After waivers and fees paid indirectly (a)	0.63%	0.11%
Before waivers and fees paid indirectly (a)	0.61%	0.11%
Portfolio turnover rate	34%	32%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Franklin Mutual Advisers, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	14.02%	(0.96)%	0.71%
Portfolio – Class IB Shares*	13.91	(1.15)	0.50
Portfolio – Class K Shares**	14.31	N/A	13.83
S&P 500 Index	16.00	1.66	3.45
VMI – LCC	16.05	4.86	6.21
* Date of inception 9/15/06. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 14.02% for the year ended December 31, 2012. The Portfolio’s benchmarks, the S&P 500 Index, returned 16.00% and the VMI — LCC returned 16.05% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Time Warner Cable (TWC) was a strong contributor to full-year performance. During the year, TWC raised its quarterly dividend payment and share buyback authorization.

•

Shares of diversified global media company News Corp. began a strong rally in June, spurred by investors’ approval of the company’s plan to split its publishing assets and its television and entertainment assets into two distinct companies.

•

Solid 2012 operating performance and realized price increases in its containerboard business led shares of International Paper, one of the world’s largest pulp and paper companies by revenue, to perform strongly.

What hurt performance during the year:

•	Holdings of energy company Exelon detracted from performance as a challenging pricing environment, unseasonably warm weather and storm costs throughout the year negatively affected operations.

•

Vodafone Group is a global mobile telecommunications company that provides a range of services, including voice and data communications. The company struggled in 2012 due to economic weakness in its southern European markets, regulatory headwinds in the eurozone and India, and cannibalization of traditional voice services by data applications.

•

Although Xerox’s headline results were not much different than anticipated, investors responded negatively to changes in the company’s outlook disclosed during the year. Over the course of 2012, the company reported it had failed to meet its target profit margin and revised down its “steady state” margin rate. In addition, concerns about the global economy’s health weighed on shares during the second half of the year.

Portfolio Positioning and Outlook – Franklin Mutual Adviser, LLC

At period-end, equities remained the core of the Portfolio. At the sector level, the Portfolio had reduced relative weightings in the Consumer Staples, Health Care and Utilities sectors and increased weightings of Financials, Energy and Consumer Discretionary holdings. Consistent with its investment strategy, the Portfolio maintained some exposure to distressed debt and reorganization securities and merger and arbitrage (M&A) strategies. The portfolio’s exposure to M&A was quite low during the year, and we maintain our cautious outlook for activity levels in 2013. Despite slowly improving housing and labor markets in the U.S., measures that helped the eurozone step away from an economic precipice and continuing growth in developing markets, in our view, political leaders in developed economies have yet to resolve the fundamental economic issues facing them. Furthermore, we believe the historically accommodative policies of central bankers cannot continue indefinitely without severe consequences.

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2012	% of Net Assets
Financials	13.6%
Consumer Staples	11.6
Information Technology	9.6
Energy	9.5
Consumer Discretionary	8.8
Health Care	8.6
Industrials	5.7
Utilities	3.3
Materials	3.0
Telecommunication Services	1.9
Cash and Other	24.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,063.70	$5.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.34	5.85
Class IB
Actual	1,000.00	1,062.60	5.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.34	5.85
Class K
Actual	1,000.00	1,065.20	4.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.60	4.58

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.15%, 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (8.1%)
Auto Components (0.1%)
BorgWarner, Inc.*	1,694	$121,324
Delphi Automotive plc*	4,384	167,688
Goodyear Tire & Rubber Co.*	3,757	51,884
International Automotive Components Group North America LLC*†(b)	97,402	50,805
Johnson Controls, Inc.	10,126	310,868

		702,569

Automobiles (0.7%)
Ford Motor Co.	56,468	731,261
General Motors Co.*	116,223	3,350,709
Harley-Davidson, Inc.	3,374	164,786

		4,246,756

Distributors (0.0%)
Genuine Parts Co.	2,273	144,517

Diversified Consumer Services (0.0%)
Apollo Group, Inc., Class A*	1,410	29,497
H&R Block, Inc.	4,014	74,540

		104,037

Hotels, Restaurants & Leisure (0.5%)
Carnival Corp.	6,621	243,454
Chipotle Mexican Grill, Inc.*	470	139,806
Darden Restaurants, Inc.	1,898	85,543
International Game Technology	3,854	54,611
Marriott International, Inc., Class A	3,727	138,905
McDonald’s Corp.	14,930	1,316,976
Starbucks Corp.	11,084	594,324
Starwood Hotels & Resorts Worldwide, Inc.	2,909	166,860
Wyndham Worldwide Corp.	2,105	112,007
Wynn Resorts Ltd.	1,165	131,051
Yum! Brands, Inc.	6,749	448,134

		3,431,671

Household Durables (0.1%)
D.R. Horton, Inc.	3,894	77,023
Garmin Ltd.	1,615	65,924
Harman International Industries, Inc.	1,073	47,899
Leggett & Platt, Inc.	2,258	61,463
Lennar Corp., Class A	2,485	96,095
Newell Rubbermaid, Inc.	4,262	94,915
PulteGroup, Inc.*	5,000	90,800
Whirlpool Corp.	1,176	119,658

		653,777

Internet & Catalog Retail (0.3%)
Amazon.com, Inc.*	5,379	1,350,882
Expedia, Inc.	1,318	80,991
Netflix, Inc.*	858	79,605
priceline.com, Inc.*	738	458,446
TripAdvisor, Inc.*	1,529	64,157

		2,034,081

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	1,620	$58,158
Mattel, Inc.	5,048	184,858

		243,016

Media (4.9%)
British Sky Broadcasting Group plc	261,240	3,263,384
Cablevision Systems Corp. - New York Group, Class A	3,115	46,538
CBS Corp., Class B	106,246	4,042,660
Comcast Corp., Class A	60,661	2,237,226
DIRECTV*	9,016	452,243
Discovery Communications, Inc., Class A*	3,579	227,195
Gannett Co., Inc.	3,418	61,558
Interpublic Group of Cos., Inc.	6,446	71,035
McGraw-Hill Cos., Inc.	4,148	226,771
News Corp., Class A	29,944	764,770
News Corp., Class B	238,102	6,247,796
Omnicom Group, Inc.	3,933	196,493
Reed Elsevier plc	421,571	4,426,452
Scripps Networks Interactive, Inc., Class A	1,227	71,068
Time Warner Cable, Inc.	73,285	7,122,569
Time Warner, Inc.	14,049	671,964
Tribune Co., Class IC Litigation Interests*	24,102	—
Tribune Co., Class A*	18,566	872,602
Tribune Co., Class B*	11,384	523,664
Viacom, Inc., Class B	6,905	364,170
Walt Disney Co.	26,356	1,312,265
Washington Post Co., Class B	54	19,721

		33,222,144

Multiline Retail (0.6%)
Big Lots, Inc.*	1,020	29,029
Dollar General Corp.*	3,936	173,538
Dollar Tree, Inc.*	3,349	135,836
Family Dollar Stores, Inc.	1,436	91,057
J.C. Penney Co., Inc.	2,223	43,815
Kohl’s Corp.	60,875	2,616,408
Macy’s, Inc.	5,959	232,520
Nordstrom, Inc.	2,262	121,017
Target Corp.	9,696	573,712

		4,016,932

Specialty Retail (0.6%)
Abercrombie & Fitch Co., Class A	1,232	59,099
AutoNation, Inc.*	532	21,120
AutoZone, Inc.*	546	193,519
Bed Bath & Beyond, Inc.*	3,437	192,163
Best Buy Co., Inc.	3,833	45,421
CarMax, Inc.*	3,378	126,810
GameStop Corp., Class A	1,861	46,692
Gap, Inc.	4,415	137,042
Home Depot, Inc.	22,236	1,375,297
Limited Brands, Inc.	3,532	166,216
Lowe’s Cos., Inc.	16,744	594,747
O’Reilly Automotive, Inc.*	1,705	152,461
PetSmart, Inc.	1,601	109,412
Ross Stores, Inc.	3,315	179,507
Staples, Inc.	10,103	115,174

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Tiffany & Co.	1,762	$101,033
TJX Cos., Inc.	10,898	462,620
Urban Outfitters, Inc.*	1,588	62,504

		4,140,837

Textiles, Apparel & Luxury Goods (0.2%)
Cie Financiere Richemont S.A., Class A	1,448	115,787
Coach, Inc.	4,222	234,363
Fossil, Inc.*	813	75,690
NIKE, Inc., Class B	10,886	561,718
Ralph Lauren Corp.	904	135,528
VF Corp.	1,302	196,563

		1,319,649

Total Consumer Discretionary		54,259,986

Consumer Staples (11.6%)
Beverages (2.0%)
Beam, Inc.	2,309	141,057
Brown-Forman Corp., Class B	2,230	141,047
Coca-Cola Co.	57,322	2,077,923
Coca-Cola Enterprises, Inc.	79,078	2,509,145
Constellation Brands, Inc., Class A*	2,179	77,115
Dr. Pepper Snapple Group, Inc.	61,446	2,714,684
Molson Coors Brewing Co., Class B	2,211	94,609
Monster Beverage Corp.*	2,224	117,605
PepsiCo, Inc.	22,970	1,571,837
Pernod-Ricard S.A.	32,333	3,801,931

		13,246,953

Food & Staples Retailing (3.1%)
Costco Wholesale Corp.	6,401	632,227
CVS Caremark Corp.	166,375	8,044,231
Kroger Co.	178,641	4,648,239
Safeway, Inc.	3,664	66,282
Sysco Corp.	8,685	274,967
Walgreen Co.	92,881	3,437,526
Wal-Mart Stores, Inc.	48,870	3,334,400
Whole Foods Market, Inc.	2,517	229,877

		20,667,749

Food Products (1.8%)
Archer-Daniels-Midland Co.	9,751	267,080
Campbell Soup Co.	2,538	88,551
ConAgra Foods, Inc.	6,012	177,354
Dean Foods Co.*	2,832	46,756
General Mills, Inc.	91,726	3,706,648
H.J. Heinz Co.	4,741	273,461
Hershey Co.	2,245	162,134
Hormel Foods Corp.	2,116	66,040
J.M. Smucker Co.	1,620	139,709
Kellogg Co.	3,654	204,076
Kraft Foods Group, Inc.	36,125	1,642,604
McCormick & Co., Inc. (Non-Voting)	1,895	120,389
Mead Johnson Nutrition Co.	3,017	198,790
Mondelez International, Inc., Class A	170,365	4,339,196
Tyson Foods, Inc., Class A	3,994	77,484

		11,510,272

Household Products (0.6%)
Clorox Co.	1,879	$137,580
Colgate-Palmolive Co.	6,599	689,860
Kimberly-Clark Corp.	5,847	493,662
Procter & Gamble Co.	40,626	2,758,099

		4,079,201

Personal Products (0.3%)
Avon Products, Inc.	140,640	2,019,591
Estee Lauder Cos., Inc., Class A	3,520	210,707

		2,230,298

Tobacco (3.8%)
Altria Group, Inc.	134,140	4,214,679
British American Tobacco plc	133,418	6,760,295
Imperial Tobacco Group plc	151,683	5,857,216
Lorillard, Inc.	30,841	3,598,219
Philip Morris International, Inc.	50,050	4,186,182
Reynolds American, Inc.	4,856	201,184

		24,817,775

Total Consumer Staples		76,552,248

Energy (9.5%)
Energy Equipment & Services (1.8%)
Baker Hughes, Inc.	93,192	3,805,961
Cameron International Corp.*	3,646	205,853
Diamond Offshore Drilling, Inc.	1,075	73,057
Ensco plc, Class A	31,817	1,886,112
FMC Technologies, Inc.*	3,493	149,605
Halliburton Co.	13,736	476,502
Helmerich & Payne, Inc.	1,634	91,520
Nabors Industries Ltd.*	4,424	63,927
National Oilwell Varco, Inc.	6,313	431,494
Noble Corp.	3,681	128,172
Rowan Cos., plc, Class A*	1,947	60,883
Schlumberger Ltd.	19,647	1,361,341
Transocean Ltd.	66,143	2,953,285

		11,687,712

Oil, Gas & Consumable Fuels (7.7%)
Anadarko Petroleum Corp.	7,398	549,745
Apache Corp.	55,950	4,392,075
BP plc	393,807	2,728,595
Cabot Oil & Gas Corp.	3,211	159,715
Chesapeake Energy Corp.	7,684	127,708
Chevron Corp.	29,051	3,141,575
ConocoPhillips	17,982	1,042,776
CONSOL Energy, Inc.	118,677	3,809,532
Denbury Resources, Inc.*	5,557	90,023
Devon Energy Corp.	5,570	289,863
EOG Resources, Inc.	3,998	482,919
EQT Corp.	2,130	125,627
Exxon Mobil Corp.	67,712	5,860,474
Hess Corp.	4,399	232,971
Kinder Morgan, Inc.	9,365	330,866
Marathon Oil Corp.	224,269	6,876,088
Marathon Petroleum Corp.	17,044	1,073,772
Murphy Oil Corp.	46,112	2,745,970
Newfield Exploration Co.*	2,065	55,301
Nexen, Inc.	133,863	3,606,269
Noble Energy, Inc.	2,633	267,881

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Occidental Petroleum Corp.	11,992	$918,707
Peabody Energy Corp.	3,976	105,801
Phillips 66	9,282	492,874
Pioneer Natural Resources Co.	1,822	194,207
Plains Exploration & Production Co.*	73,733	3,461,027
QEP Resources, Inc.	2,676	81,003
Range Resources Corp.	2,406	151,169
Royal Dutch Shell plc, Class A	174,422	5,996,997
Southwestern Energy Co.*	5,083	169,823
Spectra Energy Corp.	9,884	270,624
Tesoro Corp.	1,968	86,690
Valero Energy Corp.	8,167	278,658
Williams Cos., Inc.	9,962	326,156
WPX Energy, Inc.*	32,005	476,234

		50,999,715

Total Energy		62,687,427

Financials (13.2%)
Capital Markets (1.1%)
Ameriprise Financial, Inc.	3,120	195,406
Bank of New York Mellon Corp.	17,490	449,493
BlackRock, Inc.	1,894	391,509
Charles Schwab Corp.	16,133	231,670
E*TRADE Financial Corp.*	3,984	35,657
Franklin Resources, Inc.	2,046	257,182
Goldman Sachs Group, Inc.	6,578	839,090
Invesco Ltd.	6,592	171,985
Legg Mason, Inc.	1,654	42,541
Morgan Stanley	189,804	3,629,052
Northern Trust Corp.	3,240	162,518
State Street Corp.	6,953	326,860
T. Rowe Price Group, Inc.	3,758	244,759

		6,977,722

Commercial Banks (2.3%)
BB&T Corp.	10,351	301,318
CIT Group, Inc.*	46,623	1,801,513
Comerica, Inc.	2,861	86,803
Fifth Third Bancorp	13,605	206,660
First Horizon National Corp.	4,072	40,354
Guaranty Bancorp*	91,672	178,760
Huntington Bancshares, Inc./Ohio	13,318	85,102
KB Financial Group, Inc.*	25,549	911,598
KeyCorp	13,715	115,480
M&T Bank Corp.	1,782	175,474
PNC Financial Services Group, Inc.	99,228	5,785,985
Regions Financial Corp.	20,925	148,986
SunTrust Banks, Inc.	7,972	226,006
U.S. Bancorp	28,061	896,268
Wells Fargo & Co.	128,874	4,404,913
Zions Bancorp	2,830	60,562

		15,425,782

Consumer Finance (0.3%)
American Express Co.	14,496	833,230
Capital One Financial Corp.	8,602	498,314
Discover Financial Services	7,497	289,009
SLM Corp.	6,950	119,054

		1,739,607

Diversified Financial Services (2.6%)
Bank of America Corp.	159,559	$1,850,884
Bond Street Holdings, Inc., Class A*§†	39,554	642,198
Citigroup, Inc.	132,619	5,246,408
CME Group, Inc./Illinois	4,529	229,665
ING Groep N.V. (CVA)*	256,618	2,453,958
IntercontinentalExchange, Inc.*	1,074	132,972
JPMorgan Chase & Co.	107,875	4,743,264
Leucadia National Corp.	3,039	72,298
Moody’s Corp.	2,863	144,066
NASDAQ OMX Group, Inc.	1,567	39,191
NYSE Euronext	60,338	1,903,060

		17,457,964

Insurance (5.4%)
ACE Ltd.	66,967	5,343,966
Aflac, Inc.	6,933	368,281
Alleghany Corp.*	10,086	3,383,046
Allstate Corp.	7,180	288,421
American International Group, Inc.*	197,903	6,985,976
Aon plc	4,773	265,379
Assurant, Inc.	1,200	41,640
Berkshire Hathaway, Inc., Class B*	27,095	2,430,421
Chubb Corp.	3,936	296,459
Cincinnati Financial Corp.	2,166	84,820
CNO Financial Group, Inc.	90,598	845,279
Genworth Financial, Inc., Class A*	7,545	56,663
Hartford Financial Services Group, Inc.	6,368	142,898
Lincoln National Corp.	4,127	106,889
Loews Corp.	4,601	187,491
Marsh & McLennan Cos., Inc.	8,057	277,725
MetLife, Inc.	112,539	3,707,035
Principal Financial Group, Inc.	4,107	117,132
Progressive Corp.	8,297	175,067
Prudential Financial, Inc.	6,899	367,924
Torchmark Corp.	1,412	72,958
Travelers Cos., Inc.	5,705	409,733
Unum Group	3,916	81,531
White Mountains Insurance Group Ltd.	13,520	6,962,800
XL Group plc	4,397	110,189
Zurich Insurance Group AG*	8,650	2,312,938

		35,422,661

Real Estate Investment Trusts (REITs) (1.0%)
Alexander’s, Inc. (REIT)	7,908	2,615,966
American Tower Corp. (REIT)	5,850	452,029
Apartment Investment & Management Co. (REIT), Class A	2,179	58,964
AvalonBay Communities, Inc. (REIT)	1,698	230,232
Boston Properties, Inc. (REIT)	2,232	236,168
Equity Residential (REIT)	4,738	268,502
HCP, Inc. (REIT)	6,711	303,203
Health Care REIT, Inc. (REIT)	3,769	231,002

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Host Hotels & Resorts, Inc. (REIT)	10,599	$166,086
Kimco Realty Corp. (REIT)	6,257	120,885
Plum Creek Timber Co., Inc. (REIT)	2,499	110,881
Prologis, Inc. (REIT)	6,820	248,862
Public Storage (REIT)	2,134	309,345
Simon Property Group, Inc. (REIT)	4,592	725,949
Ventas, Inc. (REIT)	4,373	283,021
Vornado Realty Trust (REIT)	2,503	200,440
Weyerhaeuser Co. (REIT)	7,962	221,503

		6,783,038

Real Estate Management & Development (0.5%)
Canary Wharf Group plc*† (b)	353,084	1,309,364
CBRE Group, Inc., Class A*	4,471	88,973
Forestar Group, Inc.*	35,370	612,962
Realogy Corp.*† (b)	31,911	1,138,138

		3,149,437

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	6,808	55,349
People’s United Financial, Inc.	4,822	58,298

		113,647

Total Financials		87,069,858

Health Care (8.6%)
Biotechnology (0.5%)
Alexion Pharmaceuticals, Inc.*	2,858	268,109
Amgen, Inc.	11,412	985,084
Biogen Idec, Inc.*	3,499	513,198
Celgene Corp.*	6,310	496,723
Gilead Sciences, Inc.*	11,201	822,714

		3,085,828

Health Care Equipment & Supplies (2.0%)
Abbott Laboratories	23,465	1,536,958
Baxter International, Inc.	8,102	540,079
Becton, Dickinson and Co.	2,954	230,973
Boston Scientific Corp.*	396,234	2,270,421
C.R. Bard, Inc.	1,154	112,792
CareFusion Corp.*	3,439	98,287
Covidien plc	7,108	410,416
DENTSPLY International, Inc.	2,199	87,102
Edwards Lifesciences Corp.*	1,677	151,215
Intuitive Surgical, Inc.*	592	290,299
Medtronic, Inc.	136,918	5,616,376
St. Jude Medical, Inc.	4,570	165,160
Stryker Corp.	25,745	1,411,341
Varian Medical Systems, Inc.*	1,592	111,822
Zimmer Holdings, Inc.	2,586	172,383

		13,205,624

Health Care Providers & Services (1.8%)
Aetna, Inc.	4,948	229,092
AmerisourceBergen Corp.	3,552	153,375
Cardinal Health, Inc.	5,050	207,959
Cigna Corp.	94,989	5,078,112
Community Health Systems, Inc.	27,060	831,824
Coventry Health Care, Inc.	1,982	88,853
DaVita HealthCare Partners, Inc.*	1,261	$139,378
Express Scripts Holding Co.*	12,120	654,480
Humana, Inc.	2,394	164,300
Laboratory Corp. of America Holdings*	1,417	122,741
McKesson Corp.	3,494	338,778
Patterson Cos., Inc.	1,198	41,008
Quest Diagnostics, Inc.	2,350	136,935
Tenet Healthcare Corp.*	1,521	49,387
UnitedHealth Group, Inc.	15,198	824,340
WellPoint, Inc.	42,050	2,561,686

		11,622,248

Health Care Technology (0.0%)
Cerner Corp.*	2,125	164,985

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.	5,152	210,923
Life Technologies Corp.*	2,578	126,528
PerkinElmer, Inc.	1,818	57,703
Thermo Fisher Scientific, Inc.	5,412	345,178
Waters Corp.*	1,298	113,082

		853,414

Pharmaceuticals (4.2%)
Allergan, Inc.	4,553	417,647
Bristol-Myers Squibb Co.	24,580	801,062
Eli Lilly and Co.	42,943	2,117,949
Forest Laboratories, Inc.*	3,462	122,278
Hospira, Inc.*	43,081	1,345,850
Johnson & Johnson	41,140	2,883,914
Merck & Co., Inc.	281,927	11,542,091
Mylan, Inc.*	6,009	165,127
Perrigo Co.	1,301	135,343
Pfizer, Inc.	256,457	6,431,942
Teva Pharmaceutical Industries Ltd. (ADR)	51,077	1,907,215
Watson Pharmaceuticals, Inc.*	1,890	162,540

		28,032,958

Total Health Care		56,965,057

Industrials (5.4%)
Aerospace & Defense (1.5%)
Boeing Co.	10,018	754,956
GenCorp, Inc.*	30,489	278,974
General Dynamics Corp.	4,910	340,116
Honeywell International, Inc.	11,557	733,523
Huntington Ingalls Industries, Inc.	56,979	2,469,470
L-3 Communications Holdings, Inc.	1,388	106,348
Lockheed Martin Corp.	3,987	367,960
Northrop Grumman Corp.	3,660	247,343
Precision Castparts Corp.	2,152	407,632
Raytheon Co.	45,957	2,645,285
Rockwell Collins, Inc.	2,093	121,750
Textron, Inc.	4,268	105,804
United Technologies Corp.	12,518	1,026,601

		9,605,762

Air Freight & Logistics (0.2%)
C.H. Robinson Worldwide, Inc.	2,391	151,159

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Expeditors International of Washington, Inc.	3,009	$119,006
FedEx Corp.	4,323	396,506
United Parcel Service, Inc., Class B	10,643	784,708

		1,451,379

Airlines (0.0%)
Southwest Airlines Co.	11,002	112,660

Building Products (0.4%)
Masco Corp.	5,537	92,246
Owens Corning, Inc.*	68,039	2,516,763

		2,609,009

Commercial Services & Supplies (0.2%)
ADT Corp.	3,404	158,252
Avery Dennison Corp.	1,375	48,015
Cintas Corp.	1,492	61,023
Iron Mountain, Inc.	2,434	75,576
Pitney Bowes, Inc.	3,187	33,910
Republic Services, Inc.	4,435	130,078
Stericycle, Inc.*	1,309	122,090
Tyco International Ltd.	6,809	199,163
Waste Management, Inc.	6,451	217,657

		1,045,764

Construction & Engineering (0.0%)
Fluor Corp.	2,441	143,384
Jacobs Engineering Group, Inc.*	1,939	82,543
Quanta Services, Inc.*	3,253	88,775

		314,702

Electrical Equipment (0.2%)
Eaton Corp. plc	6,831	370,240
Emerson Electric Co.	10,768	570,273
Rockwell Automation, Inc.	2,089	175,455
Roper Industries, Inc.	1,448	161,423

		1,277,391

Industrial Conglomerates (0.7%)
3M Co.	9,417	874,369
Danaher Corp.	8,648	483,423
General Electric Co.	155,787	3,269,969

		4,627,761

Machinery (1.3%)
Caterpillar, Inc.	9,672	866,418
Cummins, Inc.	2,622	284,094
Deere & Co.	5,799	501,150
Dover Corp.	2,703	177,614
Federal Signal Corp.*	98,518	749,722
Flowserve Corp.	757	111,128
Illinois Tool Works, Inc.	6,386	388,333
Ingersoll-Rand plc	4,244	203,542
Joy Global, Inc.	1,620	103,324
Oshkosh Corp.*	68,543	2,032,300
PACCAR, Inc.	5,234	236,629
Pall Corp.	1,644	99,067
Parker Hannifin Corp.	2,213	188,238
Pentair Ltd. (Registered)	3,101	152,414
Snap-on, Inc.	886	69,985
Stanley Black & Decker, Inc.	35,324	2,612,916
Xylem, Inc.	2,835	$76,828

		8,853,702

Marine (0.6%)
A. P. Moller - Maersk A/S, Class B	504	3,857,838

Professional Services (0.0%)
Dun & Bradstreet Corp.	662	52,066
Equifax, Inc.	1,716	92,870
Robert Half International, Inc.	2,114	67,268

		212,204

Road & Rail (0.2%)
CSX Corp.	15,397	303,783
Norfolk Southern Corp.	4,731	292,565
Ryder System, Inc.	808	40,344
Union Pacific Corp.	7,013	881,674

		1,518,366

Trading Companies & Distributors (0.1%)
Fastenal Co.	3,990	186,293
W.W. Grainger, Inc.	888	179,705

		365,998

Total Industrials		35,852,536

Information Technology (9.6%)
Communications Equipment (1.3%)
Cisco Systems, Inc.	288,738	5,673,702
F5 Networks, Inc.*	1,156	112,305
Harris Corp.	1,672	81,861
JDS Uniphase Corp.*	3,417	46,266
Juniper Networks, Inc.*	7,741	152,266
Motorola Solutions, Inc.	4,239	236,028
QUALCOMM, Inc.	25,219	1,564,082
Research In Motion Ltd.*	71,981	855,134

		8,721,644

Computers & Peripherals (1.7%)
Apple, Inc.	13,965	7,443,764
Dell, Inc.	21,572	218,524
EMC Corp.*	31,073	786,147
Hewlett-Packard Co.	170,782	2,433,643
NetApp, Inc.*	5,379	180,465
SanDisk Corp.*	3,576	155,771
Seagate Technology plc	5,068	154,473
Western Digital Corp.	3,295	140,005

		11,512,792

Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp., Class A	2,383	154,180
Corning, Inc.	22,045	278,208
FLIR Systems, Inc.	2,438	54,392
Jabil Circuit, Inc.	2,835	54,687
Molex, Inc.	2,122	57,994
TE Connectivity Ltd.	91,641	3,401,714

		4,001,175

Internet Software & Services (1.1%)
Akamai Technologies, Inc.*	2,625	107,389
eBay, Inc.*	17,288	882,034
Google, Inc., Class A*	8,001	5,675,669

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
VeriSign, Inc.*	2,315	$89,868
Yahoo!, Inc.*	15,434	307,137

		7,062,097

IT Services (1.1%)
Accenture plc, Class A	9,479	630,353
Automatic Data Processing, Inc.	7,173	408,933
Cognizant Technology Solutions Corp., Class A*	4,420	327,301
Computer Sciences Corp.	2,381	95,359
Fidelity National Information Services, Inc.	3,617	125,908
Fiserv, Inc.*	2,009	158,771
International Business Machines Corp.	15,781	3,022,851
Mastercard, Inc., Class A	1,590	781,135
Paychex, Inc.	4,669	145,393
SAIC, Inc.	4,297	48,642
Teradata Corp.*	2,496	154,477
Total System Services, Inc.	2,556	54,749
Visa, Inc., Class A	7,738	1,172,926
Western Union Co.	8,919	121,388

		7,248,186

Office Electronics (0.5%)
Xerox Corp.	495,453	3,378,990

Semiconductors & Semiconductor Equipment (0.6%)
Advanced Micro Devices, Inc.*	8,899	21,358
Altera Corp.	4,736	163,108
Analog Devices, Inc.	4,351	183,003
Applied Materials, Inc.	17,880	204,547
Broadcom Corp., Class A*	7,703	255,817
First Solar, Inc.*	926	28,595
Intel Corp.	74,072	1,528,105
KLA-Tencor Corp.	2,370	113,191
Lam Research Corp.*	2,562	92,565
Linear Technology Corp.	3,508	120,324
LSI Corp.*	7,589	53,730
Microchip Technology, Inc.	2,868	93,468
Micron Technology, Inc.*	15,779	100,197
NVIDIA Corp.	9,456	116,214
Teradyne, Inc.*	2,868	48,441
Texas Instruments, Inc.	16,685	516,234
Xilinx, Inc.	3,839	137,820

		3,776,717

Software (2.7%)
Adobe Systems, Inc.*	7,281	274,348
Autodesk, Inc.*	3,242	114,605
BMC Software, Inc.*	2,172	86,141
CA, Inc.	5,069	111,417
Citrix Systems, Inc.*	2,768	181,996
Electronic Arts, Inc.*	4,374	63,554
Intuit, Inc.	4,087	243,176
Microsoft Corp.	376,224	10,056,467
Nintendo Co., Ltd.	7,477	797,798
Oracle Corp.	55,873	1,861,688
Red Hat, Inc.*	2,810	148,818
Salesforce.com, Inc.*	1,939	325,946
Symantec Corp.*	169,718	3,192,396

		17,458,350

Total Information Technology		63,159,951

Materials (3.0%)
Chemicals (1.1%)
Air Products and Chemicals, Inc.	3,134	$263,319
Airgas, Inc.	1,004	91,655
CF Industries Holdings, Inc.	929	188,736
Dow Chemical Co.	17,739	573,325
E.I. du Pont de Nemours & Co.	13,775	619,462
Eastman Chemical Co.	2,280	155,154
Ecolab, Inc.	3,898	280,266
FMC Corp.	2,033	118,971
International Flavors & Fragrances, Inc.	1,232	81,977
Linde AG	14,246	2,484,351
LyondellBasell Industries N.V., Class A	5,616	320,617
Monsanto Co.	7,891	746,883
Mosaic Co.	4,095	231,900
PPG Industries, Inc.	2,261	306,026
Praxair, Inc.	4,415	483,222
Sherwin-Williams Co.	1,261	193,967
Sigma-Aldrich Corp.	1,735	127,661

		7,267,492

Construction Materials (0.0%)
Vulcan Materials Co.	1,826	95,043

Containers & Packaging (0.0%)
Ball Corp.	2,291	102,522
Bemis Co., Inc.	1,608	53,804
Owens-Illinois, Inc.*	2,522	53,643
Sealed Air Corp.	2,888	50,569

		260,538

Metals & Mining (0.6%)
Alcoa, Inc.	15,375	133,455
Allegheny Technologies, Inc.	1,657	50,306
Cliffs Natural Resources, Inc.	2,017	77,776
Freeport-McMoRan Copper & Gold, Inc.	14,054	480,647
Newmont Mining Corp.	7,346	341,148
Nucor Corp.	4,700	202,946
ThyssenKrupp AG	97,649	2,294,386
United States Steel Corp.	2,223	53,063

		3,633,727

Paper & Forest Products (1.3%)
Domtar Corp.	14,430	1,205,194
International Paper Co.	140,597	5,601,384
MeadWestvaco Corp.	43,845	1,397,340

		8,203,918

Total Materials		19,460,718

Telecommunication Services (1.8%)
Diversified Telecommunication Services (0.8%)
AT&T, Inc.	84,392	2,844,854
CenturyLink, Inc.	9,219	360,647
Frontier Communications Corp.	15,366	65,767
Verizon Communications, Inc.	42,367	1,833,220
Windstream Corp.	8,596	71,175

		5,175,663

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares		Value (Note 1)
Wireless Telecommunication Services (1.0%)
Crown Castle International Corp.*		4,291	$309,638
MetroPCS Communications, Inc.*		4,774	47,454
Sprint Nextel Corp.*		44,217	250,710
Vodafone Group plc		2,294,963	5,771,526

			6,379,328

Total Telecommunication Services			11,554,991

Utilities (2.2%)
Electric Utilities (1.1%)
AET&D Holdings*† (b)		350,436	—
American Electric Power Co., Inc.		7,179	306,400
Duke Energy Corp.		10,425	665,115
Edison International		4,824	217,996
Entergy Corp.		23,609	1,505,074
Exelon Corp.		89,963	2,675,500
FirstEnergy Corp.		6,192	258,578
NextEra Energy, Inc.		6,259	433,060
Northeast Utilities		4,560	178,205
Pepco Holdings, Inc.		3,384	66,360
Pinnacle West Capital Corp.		1,682	85,748
PPL Corp.		8,598	246,161
Southern Co.		12,952	554,475
Xcel Energy, Inc.		7,218	192,793

			7,385,465

Gas Utilities (0.0%)
AGL Resources, Inc.		1,802	72,026
ONEOK, Inc.		3,008	128,592

			200,618

Independent Power Producers & Energy Traders (0.5%)
AES Corp.		9,192	98,354
NRG Energy, Inc.		126,886	2,917,109

			3,015,463

Multi-Utilities (0.6%)
Ameren Corp.		3,592	110,346
CenterPoint Energy, Inc.		6,168	118,734
CMS Energy Corp.		3,891	94,863
Consolidated Edison, Inc.		4,336	240,821
Dominion Resources, Inc.		8,489	439,730
DTE Energy Co.		2,620	157,331
GDF Suez S.A.		85,736	1,766,496
Integrys Energy Group, Inc.		1,182	61,724
NiSource, Inc.		4,598	114,444
PG&E Corp.		6,314	253,697
Public Service Enterprise Group, Inc.		7,491	229,225
SCANA Corp.		1,918	87,538
Sempra Energy		3,328	236,088
TECO Energy, Inc.		3,282	55,006
Wisconsin Energy Corp.		3,317	122,232

			4,088,275

Total Utilities			14,689,821

Total Common Stocks (73.0%) (Cost $374,084,517)			482,252,593

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (2.6%)
Consumer Discretionary (0.7%)
Media (0.7%)
Clear Channel Communications, Inc.
3.862%, 1/29/16		$337,380	$269,623
11.000%, 8/1/16 PIK		797,000	597,750
9.000%, 12/15/19§		2,028,000	1,845,480
Term Loan 3.862%, 1/29/16		1,971,994	1,631,825

Total Consumer Discretionary			4,344,678

Financials (0.4%)
Diversified Financial Services (0.0%)
Tropicana Entertainment LLC
9.625%, 12/15/14*†(b)(h)		2,014,000	—

Real Estate Investment Trusts (REITs) (0.1%)
iStar Financial, Inc.
5.750%, 10/15/17		431,869	435,917
Term Loan 5.250%, 3/19/16		30,119	30,421
7.000%, 3/19/17		219,000	228,581

			694,919

Real Estate Management & Development (0.3%)
Realogy Corp.
11.500%, 4/15/17		240,000	259,800
7.875%, 2/15/19§		338,000	367,152
9.000%, 1/15/20§		178,000	202,253
Term Loan 3.461%, 12/15/13 (l)		225,944	215,212
3.461%, 4/10/16 (l)(t)		712,954	679,089

			1,723,506

Total Financials			2,418,425

Industrials (0.3%)
Airlines (0.3%)
American Airlines, Inc.
7.500%, 3/15/16*(h)§		1,877,000	2,017,775
13.000%, 8/1/16		22,054	23,102
Series 09-1A 10.375%, 7/2/19		54,902	58,470
Series A 8.625%, 10/15/21		227,512	238,887

Total Industrials			2,338,234

Telecommunication Services (0.1%)
Diversified Telecommunication Services (0.1%)
Wind Acquisition Finance S.A.
11.750%, 7/15/17§		100,000	104,750
11.750%, 7/15/17§	EUR	174,000	239,432
7.375%, 2/15/18§		216,000	285,941

Total Telecommunication Services			630,123

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Utilities (1.1%)
Electric Utilities (1.1%)
Energy Future Holdings Corp.
Term Loan 4.713%, 10/10/17	$5,264,099	$3,525,067
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.
11.000%, 10/1/21	353,000	381,240
11.750%, 3/1/22§	952,000	1,063,860
Texas Competitive Electric Holdings Co. LLC
10.250%, 11/1/15	628,000	188,400
11.500%, 10/1/20§	2,404,000	1,896,155

Total Utilities		7,054,722

Total Corporate Bonds		16,786,182

Total Long-Term Debt Securities (2.6%) (Cost $19,124,359)		16,786,182

SHORT-TERM INVESTMENTS:
Government Securities (4.4%)
U.S. Treasury Bills
0.01%, 1/3/13 (p)	5,000,000	4,999,997
0.02%, 1/17/13 (p)	3,000,000	2,999,969
0.02%, 1/24/13 (p)	3,500,000	3,499,947
0.03%, 1/31/13 (p)	3,000,000	2,999,922
0.03%, 2/7/13 (p)	4,000,000	3,999,860
0.03%, 2/28/13 (p)	1,000,000	999,949
0.04%, 3/21/13 (p)	2,000,000	1,999,827
0.07%, 4/11/13 (p)	3,000,000	2,999,423
0.09%, 5/2/13 (p)	2,500,000	2,499,250
0.09%, 5/9/13 (p)	1,000,000	999,665
0.11%, 5/30/13 (p)	$1,200,000	$1,199,470

Total Government Securities (Cost $29,194,687)		29,197,279

Total Short-Term Investments (4.4%) (Cost $29,194,687)		29,197,279

Total Investments (80.0%) (Cost $422,403,563)		528,236,054
Other Assets Less Liabilities (20.0%)		132,390,854

Net Assets (100%)		$660,626,908

*	Non-income producing.
†	Securities (totaling $3,140,505 or 0.5% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2012, the market value of these securities amounted to $8,664,996 or 1.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2012.
(p)	Yield to maturity.
(t)	Position represents an unfunded loan commitment. The coupon rate will be determined at the time of settlement.

Glossary:

ADR	— American Depositary Receipt
CVA	— Dutch Certification
EUR	— Euro
PIK	— Payment-in Kind Security

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	1,835	March-13	$130,582,446	$130,294,175	$(288,271)

At December 31, 2012, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 2/19/13	Bank of America	67	$108,823	$106,264	$2,559
British Pound vs. U.S. Dollar, expiring 2/19/13	Credit Suisse First Boston	196	318,611	309,777	8,834
British Pound vs. U.S. Dollar, expiring 2/19/13	Credit Suisse First Boston	127	206,712	205,297	1,415
British Pound vs. U.S. Dollar, expiring 2/19/13	Credit Suisse First Boston	66	107,364	106,806	558
British Pound vs. U.S. Dollar, expiring 2/19/13	Deutsche Bank AG	354	574,976	566,531	8,445

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

At December 31, 2012, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 2/19/13	Deutsche Bank AG	15	$24,851	$24,690	$161
British Pound vs. U.S. Dollar, expiring 2/19/13	Deutsche Bank AG	123	199,344	198,022	1,322
British Pound vs. U.S. Dollar, expiring 2/19/13	Deutsche Bank AG	70	113,696	113,141	555
British Pound vs. U.S. Dollar, expiring 2/19/13	Deutsche Bank AG	176	285,595	283,202	2,393
British Pound vs. U.S. Dollar, expiring 2/19/13	State Street Bank & Trust	47	75,543	75,502	41
British Pound vs. U.S. Dollar, expiring 2/19/13	State Street Bank & Trust	72	116,782	116,095	687
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Bank of America	79	103,751	102,103	1,648
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Bank of America	196	258,980	254,275	4,705
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Bank of America	233	306,939	296,338	10,601
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Bank of America	117	154,413	152,286	2,127
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Bank of America	46	60,248	58,921	1,327
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Bank of America	135	178,837	170,609	8,228
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Bank of America	137	181,382	179,175	2,207
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Bank of America	273	360,790	348,900	11,890
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Bank of America	74	97,058	94,703	2,355
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Bank of America	96	127,051	124,867	2,184
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Bank of America	124	163,629	160,004	3,625
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Barclays Bank plc	95	125,815	122,856	2,959
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Barclays Bank plc	114	149,964	146,932	3,032
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Barclays Bank plc	87	114,247	111,896	2,351
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Barclays Bank plc	141	185,979	182,935	3,044
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	79	104,818	103,302	1,516
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	55	72,709	66,906	5,803
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	171	225,838	217,607	8,231
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	150	197,376	191,059	6,317
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	28	37,497	34,330	3,167
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	107	141,392	140,135	1,257
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	93	122,265	119,253	3,012

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

At December 31, 2012, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	108	$142,282	$138,572	$3,710
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	240	316,828	306,984	9,844
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	139	183,297	180,358	2,939
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	44	57,819	56,445	1,374
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	188	248,374	244,273	4,101
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	75	99,364	99,109	255
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	87	114,247	111,898	2,349
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Deutsche Bank AG	259	341,910	312,942	28,968
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Deutsche Bank AG	74	97,625	95,243	2,382
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Deutsche Bank AG	87	114,247	111,895	2,352
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Deutsche Bank AG	70	92,187	90,361	1,826
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Deutsche Bank AG	60	79,207	77,880	1,327
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Deutsche Bank AG	186	245,542	241,313	4,229
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Deutsche Bank AG	34	45,439	45,353	86
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Deutsche Bank AG	75	98,734	98,998	(264)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Deutsche Bank AG	264	348,842	349,389	(547)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Deutsche Bank AG	67	88,479	84,079	4,400
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Deutsche Bank AG	226	298,269	274,847	23,422
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Deutsche Bank AG	71	94,102	92,422	1,680
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Deutsche Bank AG	12	15,974	15,238	736
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Deutsche Bank AG	95	125,777	122,896	2,881
European Union Euro vs. U.S. Dollar, expiring 1/17/13	HSBC Bank plc	75	98,538	96,281	2,257
European Union Euro vs. U.S. Dollar, expiring 1/17/13	HSBC Bank plc	97	128,593	126,413	2,180
European Union Euro vs. U.S. Dollar, expiring 1/17/13	HSBC Bank plc	112	147,407	135,203	12,204
European Union Euro vs. U.S. Dollar, expiring 1/17/13	HSBC Bank plc	71	93,688	91,381	2,307
European Union Euro vs. U.S. Dollar, expiring 1/17/13	HSBC Bank plc	115	151,813	148,759	3,054
European Union Euro vs. U.S. Dollar, expiring 1/17/13	State Street Bank & Trust	10	13,307	12,999	308
Japanese Yen vs. U.S. Dollar, expiring 4/22/13	Bank of America	1,308	15,116	15,909	(793)
Japanese Yen vs. U.S. Dollar, expiring 4/22/13	Bank of America	3,598	41,562	43,720	(2,158)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

At December 31, 2012, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen vs. U.S. Dollar, expiring 4/22/13	Bank of America	440	$5,083	$5,364	$(281)
Japanese Yen vs. U.S. Dollar, expiring 4/22/13	Credit Suisse First Boston	1,196	13,821	14,518	(697)
Japanese Yen vs. U.S. Dollar, expiring 4/22/13	Deutsche Bank AG	1,757	20,300	22,163	(1,863)
Japanese Yen vs. U.S. Dollar, expiring 4/22/13	Deutsche Bank AG	822	9,497	9,613	(116)
Japanese Yen vs. U.S. Dollar, expiring 4/22/13	HSBC Bank plc	1,346	15,549	16,910	(1,361)
Swiss Franc vs. U.S. Dollar, expiring 2/11/13	Credit Suisse First Boston	1	1,422	1,364	58
Swiss Franc vs. U.S. Dollar, expiring 2/11/13	Credit Suisse First Boston	1	1,056	1,037	19
Swiss Franc vs. U.S. Dollar, expiring 2/11/13	Credit Suisse First Boston	1	1,576	1,540	36

					$231,760

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 2/19/13	Bank of America	61	$98,332	$99,599	$(1,267)
British Pound vs. U.S. Dollar, expiring 2/19/13	Bank of America	56	90,311	91,226	(915)
British Pound vs. U.S. Dollar, expiring 2/19/13	Bank of America	135	215,639	218,655	(3,016)
British Pound vs. U.S. Dollar, expiring 2/19/13	Bank of America	487	762,645	790,954	(28,309)
British Pound vs. U.S. Dollar, expiring 2/19/13	Barclays Bank plc	122	190,767	198,422	(7,655)
British Pound vs. U.S. Dollar, expiring 2/19/13	Barclays Bank plc	34	54,003	54,663	(660)
British Pound vs. U.S. Dollar, expiring 2/19/13	Barclays Bank plc	256	401,028	415,461	(14,433)
British Pound vs. U.S. Dollar, expiring 2/19/13	Credit Suisse First Boston	122	190,811	198,422	(7,611)
British Pound vs. U.S. Dollar, expiring 2/19/13	Credit Suisse First Boston	72	115,886	116,957	(1,071)
British Pound vs. U.S. Dollar, expiring 2/19/13	Credit Suisse First Boston	1	1,444	1,464	(20)
British Pound vs. U.S. Dollar, expiring 2/19/13	Credit Suisse First Boston	31	49,167	49,800	(633)
British Pound vs. U.S. Dollar, expiring 2/19/13	Deutsche Bank AG	36	58,314	59,167	(853)
British Pound vs. U.S. Dollar, expiring 2/19/13	HSBC Bank plc	128	200,673	207,730	(7,057)
British Pound vs. U.S. Dollar, expiring 2/19/13	HSBC Bank plc	169	265,654	274,801	(9,147)
British Pound vs. U.S. Dollar, expiring 2/19/13	HSBC Bank plc	16,034	25,132,923	26,042,439	(909,516)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Bank of America	290	357,099	382,466	(25,367)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Bank of America	432	534,999	570,290	(35,291)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Bank of America	47	57,765	61,552	(3,787)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

At December 31, 2012, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Bank of America	37	$47,829	$48,887	$(1,058)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Bank of America	157	202,574	206,649	(4,075)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Bank of America	34	41,380	44,357	(2,977)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Bank of America	29	36,766	38,066	(1,300)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Bank of America	49	63,234	64,353	(1,119)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Barclays Bank plc	47	57,798	61,552	(3,754)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Barclays Bank plc	58	76,095	76,514	(419)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Barclays Bank plc	126	155,913	166,335	(10,422)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	12	15,320	16,289	(969)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	27	33,703	35,918	(2,215)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	145	178,482	191,233	(12,751)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	16	19,695	21,130	(1,435)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	214	265,074	282,978	(17,904)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	42	51,453	55,195	(3,742)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	37	47,827	48,887	(1,060)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	67	86,653	88,383	(1,730)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	98	121,183	129,359	(8,176)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Credit Suisse First Boston	73	94,759	96,528	(1,769)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Deutsche Bank AG	83	104,692	109,284	(4,592)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Deutsche Bank AG	100	124,614	131,880	(7,266)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Deutsche Bank AG	72	91,994	95,163	(3,169)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Deutsche Bank AG	39	50,782	51,009	(227)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	HSBC Bank plc	37	47,717	48,937	(1,220)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	HSBC Bank plc	14	16,862	17,959	(1,097)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	HSBC Bank plc	43	52,674	56,126	(3,452)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	HSBC Bank plc	14	18,139	18,690	(551)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	HSBC Bank plc	14,784	18,129,529	19,515,929	(1,386,400)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	HSBC Bank plc	96	123,060	126,884	(3,824)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	HSBC Bank plc	291	358,962	384,701	(25,739)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

At December 31, 2012, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)		U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Standard Chartered Bank	44		$55,123	$58,473	$(3,350)
Japanese Yen vs. U.S. Dollar, expiring 4/22/13	Deutsche Bank AG	2,200		25,573	25,417	156
Japanese Yen vs. U.S. Dollar, expiring 4/22/13	HSBC Bank plc	39,815		503,127	459,985	43,142
Japanese Yen vs. U.S. Dollar, expiring 4/22/13	HSBC Bank plc	2,729		33,654	31,529	2,125
Swiss Franc vs. U.S. Dollar, expiring 2/11/13	Bank of America	1		743	774	(31)
Swiss Franc vs. U.S. Dollar, expiring 2/11/13	Bank of America	20		20,464	21,789	(1,325)
Swiss Franc vs. U.S. Dollar, expiring 2/11/13	Bank of America	2		2,009	2,079	(70)
Swiss Franc vs. U.S. Dollar, expiring 2/11/13	Bank of America	2		2,370	2,407	(37)
Swiss Franc vs. U.S. Dollar, expiring 2/11/13	Barclays Bank plc	20		20,325	21,649	(1,324)
Swiss Franc vs. U.S. Dollar, expiring 2/11/13	Barclays Bank plc	1		729	758	(29)
Swiss Franc vs. U.S. Dollar, expiring 2/11/13	Credit Suisse First Boston	2		2,164	2,188	(24)
Swiss Franc vs. U.S. Dollar, expiring 2/11/13	Credit Suisse First Boston	1		940	966	(26)
Swiss Franc vs. U.S. Dollar, expiring 2/11/13	Credit Suisse First Boston	—	##	308	312	(4)
Swiss Franc vs. U.S. Dollar, expiring 2/11/13	Deutsche Bank AG	1		812	837	(25)
Swiss Franc vs. U.S. Dollar, expiring 2/11/13	HSBC Bank plc	1		1,394	1,410	(16)

						$(2,531,858)

						$(2,300,098)

##	Rounds less than 500.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$45,879,894	$7,805,623	$574,469	$54,259,986
Consumer Staples	60,132,806	16,419,442	—	76,552,248
Energy	53,961,835	8,725,592	—	62,687,427
Financials	78,301,664	5,678,494	3,089,700	87,069,858
Health Care	56,965,057	—	—	56,965,057

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Industrials	$31,994,698	$3,857,838	$—	$35,852,536
Information Technology	62,362,153	797,798	—	63,159,951
Materials	14,681,981	4,778,737	—	19,460,718
Telecommunication Services	5,783,465	5,771,526	—	11,554,991
Utilities	12,923,325	1,766,496	—	14,689,821
Corporate Bonds
Consumer Discretionary	—	4,344,678	—	4,344,678
Financials	—	2,418,425	—	2,418,425
Industrials	—	2,338,234	—	2,338,234
Telecommunication Services	—	630,123	—	630,123
Utilities	—	7,054,722	—	7,054,722
Forward Currency Contracts	—	285,263	—	285,263
Short-Term Investments	—	29,197,279	—	29,197,279

Total Assets	$422,986,878	$101,870,270	$3,664,169	$528,521,317

Liabilities:
Forward Currency Contracts	$—	$(2,585,361)	$—	$(2,585,361)
Futures	(288,271)	—	—	(288,271)

Total Liabilities	$(288,271)	$(2,585,361)	$—	$(2,873,632)

Total	$422,698,607	$99,284,909	$3,664,169	$525,647,685

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary†	Investments in Common Stocks- Financials	Investments in Common Stocks- Utilities††

Balance as of 12/31/11	$36,447	$2,824,413	$—
Total gains or losses (realized/unrealized) included in earnings	189,679	716,502	—
Purchases	—	—	—
Sales	(527)	(1,045,404)	—
Issuances	523,664	594,189	—
Settlements	(174,794)	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 12/31/12	$574,469	$3,089,700	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$14,357	$377,252	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Investments in Preferred Stocks- Consumer Discretionary	Investments in Corporate Bonds- Financials

Balance as of 12/31/11	$—	$—
Total gains or losses (realized/unrealized) included in earnings	75	—
Purchases	—	—
Sales	(75)	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/12	$—	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$—	$—

†	Securities held with $0 market value.
††	Shares held with $0 cost and market value.

Fair Values of Derivative Instruments as of December 31, 2012:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	285,263
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$285,263

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(2,585,361)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(288,271	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(2,873,632)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	2,922,684	—	2,922,684
Credit contracts	—	—	—	—	—
Equity contracts	—	16,562,319	—	—	16,562,319
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$16,562,319	$2,922,684	$—	$19,485,003

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(4,483,850)	—	(4,483,850)
Credit contracts	—	—	—	—	—
Equity contracts	—	(1,177,548)	—	—	(1,177,548)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(1,177,548)	$(4,483,850)	$—	$(5,661,398)

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $56,570,000 and futures contracts with an average notional balance of approximately $107,684,000 during the year ended December 31, 2012.

^ This Portfolio held foreign forward currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$85,377,626
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$194,654,554

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$123,382,503
Aggregate gross unrealized depreciation	(25,455,371)

Net unrealized appreciation	$97,927,132

Federal income tax cost of investments	$430,308,922

For the year ended December 31, 2012, the Portfolio incurred approximately $5,532 as brokerage commissions with Sanford C. Bernstein & Co., LLC., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $172,309,076, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $37,009,117 during 2012.

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $1,161,542 for Short Term and $9,081,651 for Long Term during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $422,403,563)	$528,236,054
Cash	123,441,799
Foreign cash (Cost $1,263,197)	1,216,951
Cash held as collateral at broker	7,375,500
Due from broker for futures variation margin	3,312,175
Dividends, interest and other receivables	919,720
Receivable for securities sold	402,979
Unrealized appreciation on forward foreign currency contracts	285,263
Receivable from Separate Accounts for Trust shares sold	4,806
Other assets	1,866

Total assets	665,197,113

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	2,585,361
Payable for securities purchased	754,341
Payable to Separate Accounts for Trust shares redeemed	550,134
Investment management fees payable	389,726
Administrative fees payable	91,771
Distribution fees payable - Class IB	46,568
Distribution fees payable - Class IA	764
Trustees’ fees payable	255
Accrued expenses	151,285

Total liabilities	4,570,205

NET ASSETS	$660,626,908

Net assets were comprised of:
Paid in capital	$753,886,284
Accumulated undistributed net investment income (loss)	1,981,928
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(198,442,349)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	103,201,045

Net assets	$660,626,908

Class IA
Net asset value, offering and redemption price per share, $3,624,182 / 385,683 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.40

Class IB
Net asset value, offering and redemption price per share, $221,751,016 / 23,632,400 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.38

Class K
Net asset value, offering and redemption price per share, $435,251,710 / 46,311,417 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.40

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $113,739 foreign withholding tax)	$12,893,643
Interest	1,845,090

Total income	14,738,733

EXPENSES
Investment management fees	4,685,507
Administrative fees	1,101,902
Distribution fees - Class IB	563,748
Printing and mailing expenses	74,752
Professional fees	66,935
Custodian fees	61,500
Trustees’ fees	19,116
Distribution fees - Class IA	8,660
Miscellaneous	16,900

Total expenses	6,599,020

NET INVESTMENT INCOME (LOSS)	8,139,713

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	36,635,983
Futures	16,562,319
Foreign currency transactions	2,919,528

Net realized gain (loss)	56,117,830

Change in unrealized appreciation (depreciation) on:
Securities	31,556,636
Futures	(1,177,548)
Foreign currency translations	(4,316,372)

Net change in unrealized appreciation (depreciation)	26,062,716

NET REALIZED AND UNREALIZED GAIN (LOSS)	82,180,546

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$90,320,259

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,139,713	$9,836,431
Net realized gain (loss) on investments, futures and foreign currency transactions	56,117,830	(24,784,147)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures and foreign currency translations	26,062,716	(14,078,118)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	90,320,259	(29,025,834)

DIVIDENDS:
Dividends from net investment income
Class IA	(49,406)	(889,469)
Class IB	(3,015,077)	(2,220,940)
Class K†	(7,046,341)	(4,473,873)

TOTAL DIVIDENDS	(10,110,824)	(7,584,282)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 99,703 and 1,684,649 shares, respectively ]	904,540	14,464,416
Capital shares issued in reinvestment of dividends [ 5,267 and 109,953 shares, respectively ]	49,406	889,469
Capital shares repurchased [ (99,194) and (55,779,518) shares, respectively ]	(899,840)	(458,323,430	)(z)

Total Class IA transactions	54,106	(442,969,545)

Class IB
Capital shares sold [ 849,600 and 1,025,631 shares, respectively ]	7,733,807	8,923,650
Capital shares issued in reinvestment of dividends [ 321,981 and 275,259 shares, respectively ]	3,015,077	2,220,940
Capital shares repurchased [ (4,203,550) and (4,671,551) shares, respectively ]	(38,100,216)	(41,117,278)

Total Class IB transactions	(27,351,332)	(29,972,688)

Class K†
Capital shares sold [ 372,722 and 52,651,309 shares, respectively ]	3,385,599	430,106,802	(z)
Capital shares issued in reinvestment of dividends [ 750,576 and 553,574 shares, respectively ]	7,046,341	4,473,873
Capital shares repurchased [ (6,363,512) and (1,653,252) shares, respectively ]	(57,931,238)	(13,536,928)

Total Class K transactions	(47,499,298)	421,043,747

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(74,796,524)	(51,898,486)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,412,911	(88,508,602)
NET ASSETS:
Beginning of year	655,213,997	743,722,599

End of year (a)	$660,626,908	$655,213,997

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,981,928	$119,883

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/Mutual Large Cap Equity Portfolio exchanged approximately 52,576,328 Class IA shares for approximately 52,576,328 Class K shares. This exchange amounted to approximately $429,509,165.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011		2010		2009		2008
Net asset value, beginning of year	$8.34	$8.82		$8.03		$6.43		$10.95

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.10	(e)	0.15	(aa)(e)	0.12	(e)	0.16 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	1.09	(0.48)		0.82		1.51		(4.32)

Total from investment operations	1.19	(0.38)		0.97		1.63		(4.16)

Less distributions:
Dividends from net investment income	(0.13)	(0.10)		(0.18)		(0.03)		(0.36)

Net asset value, end of year	$9.40	$8.34		$8.82		$8.03		$6.43

Total return	14.02%	(4.23)%		12.14%		25.41%		(37.94)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,624	$3,169		$479,285		$466,374		$340,988
Ratio of expenses to average net assets:
After waivers and reimbursements	1.15%	0.90%		0.89%		0.94%		1.05%
After waivers, reimbursements and fees paid indirectly	1.15%	0.90%		0.89%		0.83%		1.05%
Before waivers, reimbursements and fees paid indirectly	1.15%	0.91%		0.90%		0.96%		1.12%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.05%	1.10%		1.79	%(bb)	1.58%		1.79%
After waivers, reimbursements and fees paid indirectly	1.05%	1.10%		1.79	%(bb)	1.69%		1.79%
Before waivers, reimbursements and fees paid indirectly	1.05%	1.09%		1.78	%(bb)	1.56%		1.72%
Portfolio turnover rate	16%	21%		22%		79%		44%

	Year Ended December 31,
Class IB	2012	2011		2010		2009		2008
Net asset value, beginning of year	$8.33	$8.80		$8.01		$6.41		$10.92

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.11	(e)	0.13	(aa)(e)	0.09	(e)	0.14 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	1.08	(0.50)		0.82		1.52		(4.31)

Total from investment operations	1.18	(0.39)		0.95		1.61		(4.17)

Less distributions:
Dividends from net investment income	(0.13)	(0.08)		(0.16)		(0.01)		(0.34)

Net asset value, end of year	$9.38	$8.33		$8.80		$8.01		$6.41

Total return	13.91%	(4.37)%		11.88%		25.17%		(38.13)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$221,751	$222,052		$264,438		$271,945		$232,101
Ratio of expenses to average net assets:
After waivers and reimbursements	1.15%	1.15	%(c)	1.14%		1.19	%(c)	1.30%
After waivers, reimbursements and fees paid indirectly	1.15%	1.15	%(c)	1.14%		1.08%		1.30%
Before waivers, reimbursements and fees paid indirectly	1.15%	1.16	%(c)	1.15%		1.21%		1.37%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.05%	1.21%		1.58	%(cc)	1.28%		1.56%
After waivers, reimbursements and fees paid indirectly	1.05%	1.21%		1.58	%(cc)	1.39%		1.56%
Before waivers, reimbursements and fees paid indirectly	1.05%	1.20%		1.57	%(cc)	1.26%		1.49%
Portfolio turnover rate	16%	21%		22%		79%		44%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$8.34	$8.09

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.07 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	1.09	0.27

Total from investment operations	1.21	0.34

Less distributions:
Dividends from net investment income	(0.15)	(0.09)

Net asset value, end of period	$9.40	$8.34

Total return (b)	14.31%	4.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$435,252	$429,993
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.90%	0.88%
After waivers, reimbursements and fees paid indirectly (a)	0.90%	0.88%
Before waivers, reimbursements and fees paid indirectly (a)	0.90%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.30%	2.29%
After waivers, reimbursements and fees paid indirectly (a)	1.30%	2.29%
Before waivers, reimbursements and fees paid indirectly (a)	1.30%	2.29%
Portfolio turnover rate	16%	21%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.10 and $0.08 for Class IA and IB, respectively.
(bb)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be 1.21% for income after waivers and reimbursements, 1.21% after waivers, reimbursements, and fees paid indirectly, and 1.20% before waivers, reimbursements, and fees paid indirectly.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would 0.99% for income after waiver and reimbursement, 0.99% after waivers, reimbursements, and fees paid indirectly, and 0.98% before waivers, reimbursemments, and fees paid indirectly.

See Notes to Financial Statements.

EQ/OPPENHEIMER GLOBAL PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	OppenheimerFunds, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	20.39%	1.01%	3.27%
Portfolio – Class IB Shares*	20.39	0.81	3.06
MSCI World Index	15.83	(1.18)	1.90
* Date of inception 8/31/06. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 20.39% for the year ended December 31, 2012. The Portfolio’s benchmark, the MSCI World Index, returned 15.83% over the same period.

Portfolio Highlights

What helped performance during the year:

•

eBay is a leading global e-commerce company, with a significant payments business in PayPal. Improvements in the navigability and functionality of the company’s site led to better completion rates on transactions and hence higher sales. The take-up of PayPal in both on-line and off-line environments continued strongly, helping drive both revenues and profits above expectations.

•

Inditex is a global fast fashion designer, manufacturer and retailer of clothing headquartered in Spain, whose best known brand is Zara. Despite the gloomy economic environment plaguing Spain and Europe generally, Inditex continued to grow profitably worldwide, becoming a reference for consumers everywhere.

•

SAP is the business software that many significant businesses in the world use to run their enterprises. Whether it is Enterprise Resource Planning or Business Intelligence or Analytics or Governance, SAP is ubiquitous. New drivers, such as its launch of HANA (High-Performance Analytical Appliance), a product which enables businesses to process and analyze data faster and more cost effectively in memory, and its acquisitions of Success Factors and Ariba, both cloud-based business models, allowed it to grow its lead over the competition.

•	Amylin Pharmaceuticals, Inc. was acquired by Bristol Myers Squibb and AstraZeneca at a substantial premium, also contributing nicely to performance.

•	Assa Abloy, a Swedish lock manufacturer, continued to consolidate local lock manufacturing throughout the world and grow earnings in a low growth environment.

What hurt performance during the year:

•

Iluka Resources is an Australian low-cost producer of zircon and titanium dioxide (TiO2). The roiling of the commodities markets on the back of China’s slowdown in growth hit Iluka doubly hard as China is its most significant market.

•

Difficult financial market circumstances with low risk taking and low volumes hurt revenues at both the investment bank and the private bank of Credit Suisse Group. More stringent capital demands from the Swiss regulator added to its woes.

•

Facebook’s stock was negatively impacted by concerns that the company’s revenues will be hurt by a shift to mobile, where the assumption is that ad revenue per user will be lower than it is on desktop.

•	Nidec is a global manufacturer of electric motors and related components and equipment. The company lowered its full year guidance, citing Europe’s effect on emerging markets.

•

Luxury goods company Tiffany in the second quarter of 2012 produced lower than expected earnings due to disappointing sales in the U.S. and higher selling, general and administrative expenses. Tiffany also downwardly revised its full-year 2012 guidance.

EQ/OPPENHEIMER GLOBAL PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook

At period end, the Portfolio had its largest overweight positions in Information Technology and Consumer Discretionary, and its most significant underweight positions in Energy, Financials and Materials. The Portfolio had its largest relative overweight positions in Germany, Brazil, India, France, Sweden, Spain and Mexico, and its most significant underweights in the U.S., U.K. and Canada. The Adviser believes that lingering concerns about the global macroeconomic environment will result in continued market volatility.

Sector Weightings as of December 31, 2012	% of Net Assets
Information Technology	25.7%
Consumer Discretionary	18.7
Financials	15.2
Industrials	12.9
Health Care	9.6
Consumer Staples	8.5
Energy	3.9
Materials	1.3
Telecommunication Services	1.3
Utilities	0.5
Cash and Other	2.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,153.30	$6.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.70	6.50
Class IB
Actual	1,000.00	1,153.30	6.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.69	6.51

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.28% and 1.28%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (0.3%)
Iluka Resources Ltd.	133,100	$1,289,839

Belgium (0.3%)
ThromboGenics N.V.*	25,979	1,435,554

Brazil (4.1%)
All America Latina Logistica S.A.	107,500	440,544
BM&F Bovespa S.A.	657,700	4,590,966
Cia de Bebidas das Americas (Preference) (ADR)	91,550	3,844,185
Embraer S.A. (ADR)	136,510	3,891,900
Itau Unibanco Holding S.A. (Preference) (ADR)	255,660	4,208,164

		16,975,759

Denmark (1.5%)
Carlsberg A/S, Class B	31,935	3,139,676
FLSmidth & Co. A/S	51,358	3,000,245

		6,139,921

Finland (0.5%)
Fortum Oyj	112,561	2,116,767

France (8.4%)
European Aeronautic Defence and Space Co. N.V.	205,790	8,065,589
LVMH Moet Hennessy Louis Vuitton S.A.	44,770	8,342,758
PPR S.A.	38,850	7,240,969
Societe Generale S.A.*	40,732	1,532,102
Technip S.A.	66,730	7,682,568
Total S.A.	37,330	1,932,108

		34,796,094

Germany (10.8%)
Allianz SE (Registered)	51,546	7,141,007
Bayer AG (Registered)	71,198	6,761,138
Bayerische Motoren Werke (BMW) AG (Preference)	124,715	8,059,325
Linde AG	22,818	3,979,216
SAP AG	126,222	10,111,201
Siemens AG (Registered)	82,483	8,965,040

		45,016,927

India (3.6%)
DLF Ltd.	473,795	2,022,424
ICICI Bank Ltd. (ADR)	152,880	6,667,097
Infosys Ltd.	84,083	3,590,754
Zee Entertainment Enterprises Ltd.	632,050	2,558,295

		14,838,570

Italy (2.0%)
Brunello Cucinelli S.p.A.*	21,600	382,415
Lottomatica Group S.p.A.	70,676	1,608,354
Prysmian S.p.A.	111,139	2,248,575
Tod’s S.p.A.	32,626	4,159,781

		8,399,125

Japan (8.1%)
Dai-ichi Life Insurance Co., Ltd.	3,436	4,834,606
FANUC Corp.	18,600	3,458,927

	Number of Shares	Value (Note 1)
Hoya Corp.	99,343	$1,955,959
KDDI Corp.	74,410	5,255,951
Keyence Corp.	17,127	4,726,899
Kyocera Corp.	27,520	2,495,545
Murata Manufacturing Co., Ltd.	87,920	5,185,413
Nidec Corp.	38,660	2,260,637
Sumitomo Mitsui Financial Group, Inc.	97,600	3,545,713

		33,719,650

Mexico (2.6%)
Fomento Economico Mexicano S.A.B. de C.V.	677,195	6,781,223
Grupo Televisa S.A.B. (ADR)	148,980	3,959,888

		10,741,111

South Korea (0.3%)
E-Mart Co., Ltd.*	6,390	1,421,861

Spain (4.0%)
Banco Bilbao Vizcaya Argentaria S.A.	589,078	5,407,936
Inditex S.A.	56,877	7,968,341
Repsol S.A.	148,181	3,043,142

		16,419,419

Sweden (5.0%)
Assa Abloy AB, Class B	207,631	7,818,442
Telefonaktiebolaget LM Ericsson, Class B	1,291,987	12,995,146

		20,813,588

Switzerland (5.4%)
Credit Suisse Group AG (Registered)*	63,568	1,595,006
Nestle S.A. (Registered)	72,332	4,714,174
Roche Holding AG	17,772	3,620,599
Transocean Ltd.	80,353	3,587,761
UBS AG (Registered)*	557,905	8,773,712

		22,291,252

Taiwan (1.0%)
Taiwan Semiconductor Manufacturing Co., Ltd.	1,203,709	4,028,709

United Kingdom (3.6%)
Kingfisher plc	315,797	1,458,631
Prudential plc	421,340	5,879,076
Unilever plc	202,703	7,694,164

		15,031,871

United States (36.1%)
3M Co.	63,180	5,866,263
Adobe Systems, Inc.*	158,720	5,980,570
Aetna, Inc.	134,360	6,220,868
Allergan, Inc.	14,040	1,287,889
Altera Corp.	220,500	7,594,020
Amgen, Inc.	27,310	2,357,399
Carnival Corp.	171,410	6,302,746
Citigroup, Inc.	26,550	1,050,318
Colgate-Palmolive Co.	75,600	7,903,224
eBay, Inc.*	233,860	11,931,537
Emerson Electric Co.	68,450	3,625,112

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Facebook, Inc., Class A*	105,390	$2,806,536
Fidelity National Financial, Inc., Class A	105,630	2,487,586
Fusion-io, Inc.*	84,740	1,943,088
Gilead Sciences, Inc.*	44,960	3,302,312
Goldman Sachs Group, Inc.	26,480	3,377,789
Google, Inc., Class A*	11,480	8,143,568
Intuit, Inc.	109,740	6,529,530
Juniper Networks, Inc.*	223,310	4,392,508
Maxim Integrated Products, Inc.	234,410	6,891,654
McDonald’s Corp.	79,810	7,040,040
McGraw-Hill Cos., Inc.	100,630	5,501,442
Microsoft Corp.	206,980	5,532,575
Theravance, Inc.*	92,330	2,056,189
Tiffany & Co.	94,750	5,432,965
United Parcel Service, Inc., Class B	54,340	4,006,488
Walt Disney Co.	153,870	7,661,187
WellPoint, Inc.	116,860	7,119,111
Zimmer Holdings, Inc.	84,510	5,633,437

		149,977,951

Total Common Stocks (97.6%) (Cost $332,526,016)		405,453,968

	Number of Rights	Value (Note 1)

RIGHTS:
Spain (0.0%)
Repsol S.A., expiring 1/10/13* (Cost $—)	148,181	$90,363

Total Investments (97.6%) (Cost $332,526,016)		405,544,331
Other Assets Less Liabilities (2.4%)		10,117,125

Net Assets (100%)		$415,661,456

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$35,898,268	$41,778,869	$—	$77,677,137
Consumer Staples	18,528,632	16,969,875	—	35,498,507
Energy	3,587,761	12,657,818	—	16,245,579
Financials	17,790,954	45,322,548	—	63,113,502
Health Care	27,977,205	11,817,291	—	39,794,496
Industrials	17,389,763	36,257,999	—	53,647,762
Information Technology	61,745,586	45,089,626	—	106,835,212
Materials	—	5,269,055	—	5,269,055
Telecommunication Services	—	5,255,951	—	5,255,951
Utilities	—	2,116,767	—	2,116,767
Rights
Energy	—	90,363	—	90,363

Total Assets	$182,918,169	$222,626,162	$—	$405,544,331

Total Liabilities	$—	$—	$—	$—

Total	$182,918,169	$222,626,162	$—	$405,544,331

(a)	Securities with a market value of $5,031,510 transferred from Level 1 to Level 2 since the beginning of the period because they are valued using fair value factors based on third party vendor modeling tools.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts.	Receivables, Net Assets- Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets- Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets- Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets- Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(3,625)	—	(3,625)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(3,625)	$—	$(3,625)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$—	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$82,623,015
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$79,218,576

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$84,032,052
Aggregate gross unrealized depreciation	(15,692,444)

Net unrealized appreciation	$68,339,608

Federal income tax cost of investments	$337,204,723

For the year ended December 31, 2012, the Portfolio incurred approximately $7,902 as brokerage commissions with Sanford C. Bernstein & Co., LLC., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $18,573,234 of which $4,456,246 expires in the year 2016, $11,003,618 expires in the year 2017 and $3,113,370 expires in the year 2018.

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $2,932,806 for Short Term losses and $10,928,627 for Long Term losses.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $332,526,016)	$405,544,331
Cash	9,595,965
Receivable from Separate Accounts for Trust shares sold	800,839
Dividends, interest and other receivables	307,724
Receivable for securities sold	118,075
Other assets	1,051

Total assets	416,367,985

LIABILITIES
Investment management fees payable	286,374
Payable to Separate Accounts for Trust shares redeemed	222,916
Distribution fees payable - Class IB	82,041
Administrative fees payable	37,632
Accrued India taxes	16,569
Distribution fees payable - Class IA	4,350
Accrued expenses	56,647

Total liabilities	706,529

NET ASSETS	$415,661,456

Net assets were comprised of:
Paid in capital	$379,790,628
Accumulated undistributed net investment income (loss)	(21,368)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(37,113,375)
Net unrealized appreciation (depreciation) on investments and foreign currency translations (net of India tax of $18,786 on unrealized appreciation on investments)	73,005,571

Net assets	$415,661,456

Class IA
Net asset value, offering and redemption price per share, $21,522,014 / 1,883,654 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.43

Class IB
Net asset value, offering and redemption price per share, $394,139,442 / 34,495,220 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.43

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $629,761 foreign withholding tax)	$8,257,262
Interest	4,825

Total income	8,262,087

EXPENSES
Investment management fees	3,583,427
Distribution fees - Class IB	900,267
Administrative fees	413,055
Custodian fees	66,500
Professional fees	61,421
Distribution fees - Class IA	42,739
Printing and mailing expenses	41,377
Trustees’ fees	10,495
Miscellaneous	21,330

Gross expenses	5,140,611
Less: Waiver from investment advisor	(177,463)

Net expenses	4,963,148

NET INVESTMENT INCOME (LOSS)	3,298,939

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities (net of India tax of $6,262 on realized gain on investments)	(6,925,968)
Foreign currency transactions	(96,042)

Net realized gain (loss)	(7,022,010)

Change in unrealized appreciation (depreciation) on:
Securities (net of India tax of $16,570 on unrealized appreciation on investments)	73,449,016
Foreign currency translations	6,431

Net change in unrealized appreciation (depreciation)	73,455,447

NET REALIZED AND UNREALIZED GAIN (LOSS)	66,433,437

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$69,732,376

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,298,939	$2,789,433
Net realized gain (loss) on investments and foreign currency transactions	(7,022,010)	(3,762,726)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	73,455,447	(34,482,906)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	69,732,376	(35,456,199)

DIVIDENDS:
Dividends from net investment income
Class IA	(171,043)	(130,592)
Class IB	(3,125,767)	(2,617,388)

TOTAL DIVIDENDS	(3,296,810)	(2,747,980)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 876,769 and 883,283 shares, respectively ]	9,191,316	9,315,383
Capital shares issued in reinvestment of dividends [ 14,964 and 14,039 shares, respectively ]	171,043	130,592
Capital shares repurchased [ (361,658) and (215,806) shares, respectively ]	(3,784,192)	(2,218,406)

Total Class IA transactions	5,578,167	7,227,569

Class IB
Capital shares sold [ 5,422,720 and 13,079,619 shares, respectively ]	56,682,326	140,383,865
Capital shares issued in reinvestment of dividends [ 273,477 and 281,176 shares, respectively ]	3,125,767	2,617,388
Capital shares repurchased [ (5,576,742) and (5,929,945) shares, respectively ]	(58,031,915)	(61,738,145)

Total Class IB transactions	1,776,178	81,263,108

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	7,354,345	88,490,677

TOTAL INCREASE (DECREASE) IN NET ASSETS	73,789,911	50,286,498
NET ASSETS:
Beginning of year	341,871,545	291,585,047

End of year (a)	$415,661,456	$341,871,545

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(21,368)	$(201,644)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011		2010	2009	2008
Net asset value, beginning of year	$9.57	$10.56		$9.22	$6.68	$11.48

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.10	(e)	0.08 (e)	0.08 (e)	0.18	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.86	(0.99)		1.34	2.53	(4.84)

Total from investment operations	1.95	(0.89)		1.42	2.61	(4.66)

Less distributions:
Dividends from net investment income	(0.09)	(0.10)		(0.08)	(0.07)	(0.13)
Distributions from net realized gains	—	—		—	—	(0.01)

Total dividends and distributions	(0.09)	(0.10)		(0.08)	(0.07)	(0.14)

Net asset value, end of year	$11.43	$9.57		$10.56	$9.22	$6.68

Total return	20.39%	(8.39)%		15.43%	39.07%	(40.60)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$21,522	$12,952		$7,096	$3,729	$2,257
Ratio of expenses to average net assets:
After waivers	1.32%	1.10%		1.10%	1.10%	1.10%
Before waivers	1.36%	1.11%		1.10%	1.14%	1.37%
Ratio of net investment income (loss) to average net assets:
After waivers	0.85%	0.97%		0.79%	1.03%	1.84%
Before waivers	0.80%	0.96%		0.79%	0.98%	1.57%
Portfolio turnover rate	21%	18%		22%	19%	33%

	Year Ended December 31,
Class IB	2012	2011		2010	2009	2008
Net asset value, beginning of year	$9.57	$10.56		$9.22	$6.68	$11.48

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.08	(e)	0.06 (e)	0.06 (e)	0.12	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.86	(0.99)		1.33	2.53	(4.80)

Total from investment operations	1.95	(0.91)		1.39	2.59	(4.68)

Less distributions:
Dividends from net investment income	(0.09)	(0.08)		(0.05)	(0.05)	(0.11)
Distributions from net realized gains	—	—		—	—	(0.01)

Total dividends and distributions	(0.09)	(0.08)		(0.05)	(0.05)	(0.12)

Net asset value, end of year	$11.43	$9.57		$10.56	$9.22	$6.68

Total return	20.39%	(8.62)%		15.14%	38.71%	(40.75)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$394,139	$328,920		$284,489	$188,613	$101,688
Ratio of expenses to average net assets:
After waivers	1.32%	1.35%		1.35%	1.35%	1.35%
Before waivers	1.36%	1.36	%(c)	1.35%	1.39%	1.62	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	0.88%	0.80%		0.59%	0.75%	1.33%
Before waivers	0.83%	0.80%		0.59%	0.71%	1.05%
Portfolio turnover rate	21%	18%		22%	19%	33%
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Pacific Investment Management Company, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	1.48%	1.36%	2.95%
Portfolio – Class IB Shares*	1.48	1.16	2.83
Portfolio – Class K Shares***	1.74	N/A	1.25
Bank of America Merrill Lynch 3-Month Treasury Bill Index	0.11	0.52	1.78

*    Date of inception 1/24/02.

**   Date of inception 3/30/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflects the effect of 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

***  Date of inception 8/26/11.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 1.48% for the year ended December 31, 2012. The Portfolio’s benchmark, the Bank of America Merrill Lynch 3-Month Treasury Bill Index, returned 0.11% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Tactical duration positioning in the U.S. was beneficial.

•	Holdings of investment grade corporate bonds with a focus on the Financial sector benefitted performance, as the sector rallied on tightening spreads.

•	Adding to performance was a modest allocation to select non-Agency mortgages amid continued investor demand and positive signs in the U.S. housing market.

•	Security selection within high yield corporate bonds, particularly the bonds of industrial firms, was also positive.

What hurt performance during the year:

•	Positions in Agency mortgage-backed securities (MBS), which underperformed like-duration Treasuries, detracted from performance for the period.

Portfolio Positioning and Outlook

PIMCO expects the global economy to grow at a real rate of 1.5 to 2.0 percent in 2013. Real growth may be moderated by efforts to resolve debt overhangs through fiscal restraint as evidenced by the slowing in corporate profits, capital expenditures and global trade. Simultaneously, inflation may decrease in the near term. We believe households will continue to delever their balance sheets while the corporate sector remains reluctant to engage its own. Nominal growth could, however, be bolstered by the continued resolve of central banks. The balance of these forces will determine if GDP growth has slowed to stall speed or if a coordinated global slowdown can be averted.

The negative effects of austerity measures implemented throughout the eurozone and the U.K. are reflected in the weak growth numbers within the region and demonstrate recessions already underway. Mixed economic data and the unending hope for further stimulus in the U.S. and other developed and emerging market economies allowed for cautious optimism and tempered market volatility in the second half of 2012. However, ongoing efforts by policymakers to offer short-term solutions are becoming increasingly ineffective in delivering real outcomes. Financial markets’ heightened sensitivity to policy-related news reflects acknowledgement of the difficulties that lie ahead in resolving significant structural problems in many economies.

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2012
Weighted Average Life (Years)	1.09
Weighted Average Coupon (%)	2.53
Weighted Average Modified Duration (Years)*	0.97
Weighted Average Rating	AA	-
* Modified duration is a measure of the price senstivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of December 31, 2012	% of Net Assets
Corporate Bonds	44.7%
Government Securities	43.0
Asset-Backed and Mortgage-Backed Securities	12.0
Equities & Warrants	0.0 #
Cash and Other	0.3

Total	100.0%

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,005.70	$4.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.90	4.28
Class IB
Actual	1,000.00	1,005.70	4.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.90	4.28
Class K
Actual	1,000.00	1,007.20	2.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.16	3.01

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.84%, 0.84% and 0.59%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (12.0%)
Asset-Backed Securities (6.2%)
Access Group, Inc.,
Series 2008-1 A 1.615%, 10/27/25 (l)	$13,250,509	$13,354,893
American Express Credit Account Master Trust,
Series 2012-3 A 0.359%, 3/15/18 (l)	5,000,000	4,975,937
Citibank Omni Master Trust,
Series 2009-A13 A13 5.350%, 8/15/18§	10,000,000	10,734,554
Series 2009-A14A A14 2.959%, 8/15/18 (l)§	52,150,000	54,113,703
Series 2009-A17 A17 4.900%, 11/15/18§	20,000,000	21,518,196
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AMC2 A3A 0.290%, 1/25/37 (l)	131,120	57,496
Collegiate Funding Services Education Loan Trust,
Series 2005-B A2 0.410%, 12/28/21 (l)	4,551,556	4,544,899
Educational Services of America, Inc.,
Series 2012-2 A 0.941%, 4/25/39 (l)§	4,700,000	4,695,607
EFS Volunteer LLC,
Series 2010-1 A1 1.165%, 10/26/26 (l)§	1,411,950	1,426,063
GCO Education Loan Funding Trust,
Series 2005-1 A3L 0.392%, 11/25/20 (l)	77,500	77,355
GSAA Home Equity Trust,
Series 2007-6 A4 0.510%, 5/25/47 (l)	599,901	390,665
Honda Auto Receivables Owner Trust,
Series 2012-1 A2 0.570%, 8/15/14	4,329,180	4,332,232
Hyundai Auto Receivables Trust,
Series 2012-B A2 0.540%, 1/15/15	5,000,000	5,005,016
Nelnet Education Loan Funding, Inc.,
Series 2004-2A A4 0.452%, 8/26/19 (l)	1,705,948	1,703,761
Nelnet Student Loan Trust,
Series 2008-4 A2 1.015%, 7/25/18 (l)	1,062,123	1,068,274
Nissan Auto Lease Trust,
Series 2012-A A2B 0.369%, 7/15/14 (l)	4,611,992	4,611,331
Northstar Education Finance, Inc.,
Series 2004-2 A2 0.453%, 1/28/17 (l)	7,000,000	6,960,130
Series 2012-1 A 0.910%, 12/26/31§	5,886,442	5,886,442
Panhandle-Plains Higher Education Authority, Inc.,
Series 2010-2 A1 1.490%, 10/1/35 (l)	2,037,252	2,072,167
Series 2011-1 A1 0.806%, 10/1/18 (l)	2,068,261	2,072,235
Plymouth Rock CLO Ltd./Plymouth Rock CLO, Inc.,
Series 2010-1A A 1.810%, 2/16/19 (l)§	611,086	611,288
SLM Student Loan Trust,
Series 2004-8 A4 0.455%, 1/27/20 (l)	$1,724,983	$1,725,158
Series 2005-6 A4 0.405%, 4/25/22 (l)	467,656	467,650
Series 2007-3 A3 0.355%, 4/25/19 (l)	8,700,000	8,511,566
Series 2008-2 A2 0.765%, 1/25/17 (l)	4,734,961	4,746,984
Series 2008-5 A2 1.415%, 10/25/16 (l)	593,315	597,194
Series 2008-9 A 1.815%, 4/25/23 (l)	15,074,896	15,734,034
Series 2009-CT 1A 2.350%, 4/15/39 (l)§(b)	1,292,556	1,300,509
Series 2009-D A 3.500%, 8/17/43 (l)§(b)	11,613,009	11,267,167
Series 2012-7 A1 0.369%, 2/27/17 (l)	5,710,805	5,707,825

		200,270,331

Non-Agency CMO (5.8%)
American Home Mortgage Assets LLC,
Series 2006-1 2A1 0.400%, 5/25/46 (l)	7,692,699	5,190,804
Banc of America Commercial Mortgage, Inc.,
Series 2004-2 A5 4.580%, 11/10/38	9,600,000	9,903,582
Series 2006-2 A4 5.726%, 5/10/45 (l)	1,900,000	2,179,586
Series 2006-6 A3 5.369%, 10/10/45	850,000	918,729
Series 2007-3 A2 5.685%, 6/10/49 (l)	210,965	211,486
Series 2007-3 A2FL 0.383%, 6/10/49 (l)§	210,965	210,985
Series 2007-3 A4 5.685%, 6/10/49 (l)	1,400,000	1,610,069
Series 2007-4 A4 5.729%, 2/10/51 (l)	1,400,000	1,655,486
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2003-1 A2 4.648%, 9/11/36	2,613,063	2,619,516
Banc of America Mortgage Securities, Inc.,
Series 2004-1 5A1 6.500%, 9/25/33	14,907	15,901
Banc of America Re-Remic Trust,
Series 2011-STRP A5 1.765%, 2/17/40§	60,578	60,520
Series 2012-CLRN X1A 2.750%, 10/15/14 IO (l)§	156,900,000	6,978,127
BCAP LLC Trust,
Series 2006-AA2 A1 0.380%, 1/25/37 (l)	905,024	576,386
BCRR Trust,
Series 2010-LEAF 26A 4.230%, 5/22/34§	38,334	38,808
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2002-11 1A2 2.959%, 2/25/33 (l)	13,167	13,469
Series 2003-3 3A2 2.510%, 5/25/33 (l)	91,922	93,200

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Series 2003-8 2A1 3.064%, 1/25/34 (l)	$6,969	$7,178
Series 2003-8 4A1 3.120%, 1/25/34 (l)	25,185	25,961
Series 2004-10 21A1 3.127%, 1/25/35 (l)	2,895,500	2,907,570
Series 2005-2 A1 2.570%, 3/25/35 (l)	116,806	118,269
Series 2005-2 A2 2.793%, 3/25/35 (l)	33,931	33,024
Series 2005-5 A1 2.240%, 8/25/35 (l)	36,836	37,231
Series 2005-5 A2 2.320%, 8/25/35 (l)	707,112	702,008
Series 2007-3 1A1 3.099%, 5/25/47 (l)	7,628,997	5,786,876
Bear Stearns Alt-A Trust,
Series 2005-7 22A1 3.001%, 9/25/35 (l)	2,392,349	1,943,790
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9 A2 4.735%, 9/11/42	1,058,765	1,071,559
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2005-PW10 A4 5.405%, 12/11/40 (l)	1,000,000	1,110,484
Chevy Chase Mortgage Funding Corp.,
Series 2007-2A A1 0.340%, 5/25/48 (l)§	1,281,188	863,518
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-11 A1A 2.600%, 5/25/35 (l)	54,282	53,486
Series 2005-11 A2A 2.550%, 10/25/35 (l)	770,362	736,831
Series 2005-12 2A1 1.010%, 8/25/35 (l)§	879,823	616,474
Series 2005-6 A1 2.270%, 9/25/35 (l)	57,287	57,687
Series 2005-6 A2 2.340%, 9/25/35 (l)	252,485	253,569
Series 2005-6 A3 1.990%, 9/25/35 (l)	34,168	33,688
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3 A5 5.617%, 10/15/48	4,000,000	4,588,517
Series 2007-CD4 A2B 5.205%, 12/11/49	1,062,016	1,082,904
Commercial Mortgage Pass Through Certificates,
Series 2007-FL14 AJ 0.389%, 6/15/22 (l)§	1,154,374	1,142,382
Series 2012-9W57 A 2.365%, 2/10/29§	7,000,000	7,361,000
Countrywide Alternative Loan Trust,
Series 2003-J1 4A1 6.000%, 10/25/32	683	693
Series 2005-61 2A1 0.490%, 12/25/35 (l)	23,874	18,699
Series 2005-62 2A1 1.140%, 12/25/35 (l)	232,759	164,965
Series 2006-OA22 A1 0.370%, 2/25/47 (l)	717,472	541,080
Series 2007-OA7 A1A 0.390%, 5/25/47 (l)	169,584	116,020
Countrywide Home Loan Mortgage Pass Through Trust,
Series 2002-30 M 2.872%, 10/19/32 (l)	$7,159	$4,884
Series 2003-HYB3 7A1 2.924%, 11/19/33 (l)	33,494	33,421
Series 2004-12 11A1 3.026%, 8/25/34 (l)	527,689	478,363
Series 2005-25 A11 5.500%, 11/25/35	916,494	859,464
Series 2005-3 1A2 0.500%, 4/25/35 (l)	308,334	237,414
Series 2005-R2 1AF1 0.550%, 6/25/35 (l)§	106,764	92,745
CS First Boston Mortgage Securities Corp.,
Series 2002-P1A A 0.839%, 3/25/32 (l)§	1,167	1,019
DBRR Trust,
Series 2012-EZ1 A 0.946%, 9/25/45§†	36,632,556	36,767,304
Deutsche Alt-A Securities, Inc.,
Series 2003-3 3A1 5.000%, 10/25/18	421,317	434,431
Series 2005-AR2 7A1 4.960%, 10/25/35 (l)	298,890	249,667
Series 2006-AB4 A1B1 0.310%, 10/25/36 (l)	3,781	1,802
Deutsche Mortgage Securities, Inc.,
Series 2010-RS2 A1 1.462%, 6/28/47 (l)§	347,839	347,715
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA1 A1 2.536%, 6/25/34 (l)	192,545	188,910
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR3 2A1 2.613%, 8/25/35 (l)	370,056	353,732
GE Capital Commercial Mortgage Corp.,
Series 2007-C1 A4 5.543%, 12/10/49	1,000,000	1,142,351
Greenpoint Mortgage Funding Trust,
Series 2005-AR5 1A1 0.480%, 11/25/45 (l)	42,143	30,278
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG5 A5 5.224%, 4/10/37 (l)	600,000	662,411
Series 2007-GG9 A4 5.444%, 3/10/39	5,000,000	5,778,205
GS Mortgage Securities Corp. II,
Series 2007-EOP A1 1.103%, 3/6/20 (l)§	855,603	856,938
Series 2007-EOP A2 1.260%, 3/6/20 (l)§	2,000,000	2,003,127
Series 2007-EOP A3 1.456%, 3/6/20 (l)§	3,400,000	3,405,314
Series 2007-EOP B 1.731%, 3/6/20 (l)§	1,000,000	1,001,203
Series 2012-GC6 A1 1.282%, 1/10/45	3,153,754	3,184,002
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1 2.660%, 9/25/35 (l)	194,311	195,649

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Harborview Mortgage Loan Trust,
Series 2005-2 2A1A 0.430%, 5/19/35 (l)	$35,041	$27,688
Series 2006-1 2A1A 0.450%, 3/19/36 (l)	250,139	157,952
Indymac Index Mortgage Loan Trust,
Series 2004-AR11 2A 2.651%, 12/25/34 (l)	229,144	209,934
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2003-PM1A A4 5.326%, 8/12/40 (l)	3,000,000	3,114,008
Series 2005-LDP2 A3A 4.678%, 7/15/42	243,566	249,449
Series 2006-LDP8 A2 5.289%, 5/15/45	60,145	60,150
Series 2007-CB18 A4 5.440%, 6/12/47	4,900,000	5,642,494
Series 2007-FL1A A1 0.584%, 7/15/19 (l)§	185,119	177,099
Series 2011-C3 A1 1.875%, 2/15/46§	721,503	731,967
Series 2011-C4 A1 1.525%, 7/15/46§	689,774	696,013
Las Vegas Sands Corp.,
1.710%, 5/23/14	854,918	856,591
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13 3A7 2.630%, 11/21/34 (l)	200,000	208,302
MASTR Alternative Loans Trust,
Series 2003-5 6A1 6.000%, 8/25/33	2,464,585	2,637,345
Mellon Residential Funding Corp.,
Series 2000-TBC3 A1 0.649%, 12/15/30 (l)	23,456	22,900
Series 2001-TBC1 A1 0.909%, 11/15/31 (l)	81,393	78,460
Merrill Lynch Floating Trust,
Series 2008-LAQA A1 0.751%, 7/9/21 (l)§	2,413,406	2,401,563
Series 2008-LAQA A2 0.751%, 7/9/21 (l)§	1,000,000	977,927
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-2 1A 1.760%, 10/25/35 (l)	1,510,466	1,440,413
Series 2005-2 2A 2.420%, 10/25/35 (l)	1,475,879	1,433,385
Series 2005-2 3A 1.214%, 10/25/35 (l)	291,506	275,314
Series 2005-3 4A 0.460%, 11/25/35 (l)	167,005	148,697
Series 2005-3 5A 0.460%, 11/25/35 (l)	283,768	255,655
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-4 A3 5.172%, 12/12/49 (l)	2,000,000	2,270,490
Morgan Stanley Capital I, Inc.,
Series 2003-IQ5 A4 5.010%, 4/15/38	5,450,403	5,532,246
Series 2005-HQ7 A4 5.208%, 11/14/42 (l)	1,000,000	1,104,887
Series 2007-IQ14 A2 5.610%, 4/15/49	374,591	385,866
Series 2011-C1 A1 2.602%, 9/15/47§	$9,899,285	$10,153,505
Residential Accredit Loans, Inc.,
Series 2005-QO1 A1 0.510%, 8/25/35 (l)	57,798	40,439
Securitized Asset Sales, Inc.,
Series 1993-6 A5 0.742%, 11/26/23 (l)	2,227	2,201
Sequoia Mortgage Trust,
Series 10 2A1 0.971%, 10/20/27 (l)	13,020	12,525
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1 4A2 2.775%, 2/25/34 (l)	157,568	160,013
Series 2004-19 2A1 1.572%, 1/25/35 (l)	44,801	32,529
Series 2005-17 3A1 2.797%, 8/25/35 (l)	215,822	200,861
Structured Asset Mortgage Investments, Inc.,
Series 2004-AR5 1A1 0.870%, 10/19/34 (l)	100,782	96,926
Series 2005-AR5 A1 0.460%, 7/19/35 (l)	203,455	191,264
Series 2005-AR5 A2 0.460%, 7/19/35 (l)	387,894	361,988
Series 2006-AR4 2A1 0.400%, 6/25/36 (l)	56,041	41,616
Series 2006-AR5 1A1 0.420%, 5/25/46 (l)	2,022,771	1,131,547
Structured Asset Securities Corp.,
Series 2006-11 A1 2.859%, 10/28/35 (l)§	57,245	52,759
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C5 A2 3.989%, 6/15/35	671,482	676,919
Series 2004-C12 MAD 5.262%, 7/15/41 (l)§(b)	1,415,968	1,473,507
Series 2007-C31 A2 5.421%, 4/15/47	1,117,199	1,182,062
Series 2007-C32 A2 5.732%, 6/15/49 (l)	1,463,310	1,553,359
Series 2007-WHL8 A1 0.289%, 6/15/20 (l)§	1,607,066	1,581,372
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR17 1A 1.365%, 11/25/42 (l)	10,265	10,186
Series 2002-AR2 A 2.261%, 2/27/34 (l)	8,134	8,258
Series 2003-AR1 A5 2.120%, 3/25/33 (l)	996,409	1,003,425
Series 2004-AR1 A 2.569%, 3/25/34 (l)	2,032,969	2,040,398
Series 2005-AR13 A1A1 0.500%, 10/25/45 (l)	248,269	231,231
Series 2005-AR15 A1A1 0.470%, 11/25/45 (l)	57,308	52,117
Series 2006-AR15 2A 2.511%, 11/25/46 (l)	51,003	45,739
Series 2006-AR3 A1A 1.160%, 2/25/46 (l)	85,438	77,685
Series 2006-AR7 3A 2.511%, 7/25/46 (l)	257,001	231,563

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-S A1 2.626%, 9/25/34 (l)	$76,209	$77,496
Series 2007-10 1A22 0.710%, 7/25/37 (l)	1,581,636	1,268,682
WF-RBS Commercial Mortgage Trust,
Series 2011-C2 A1 2.501%, 2/15/44§	3,024,970	3,086,254
Series 2011-C4 A1 1.607%, 6/15/44§	1,494,132	1,514,020
Series 2012-C6 A1 1.081%, 4/15/45	4,241,188	4,269,310

		185,921,017

Total Asset-Backed and Mortgage-Backed Securities		386,191,348

Corporate Bonds (44.7%)
Consumer Discretionary (3.2%)
Auto Components (1.0%)
Johnson Controls, Inc.
0.723%, 2/4/14 (l)	30,000,000	30,081,645
1.750%, 3/1/14	830,000	839,756

		30,921,401

Automobiles (0.1%)
Daimler Finance North America LLC
0.920%, 3/28/14 (l)§	2,690,000	2,697,667

Hotels, Restaurants & Leisure (0.0%)
Las Vegas Sands Corp. 1.710%, 5/23/14	1,596,442	1,599,566

Household Durables (0.0%)
Newell Rubbermaid, Inc. 2.000%, 6/15/15	1,500,000	1,519,089

Leisure Equipment & Products (0.1%)
Mattel, Inc. 5.625%, 3/15/13	3,500,000	3,534,569

Media (2.0%)
Comcast Cable Communications Holdings, Inc.
8.375%, 3/15/13	18,590,000	18,880,088
Comcast Cable Communications LLC
7.125%, 6/15/13	5,000,000	5,149,508
Comcast Cable Holdings LLC 7.875%, 8/1/13	1,260,000	1,313,020
Comcast Corp. 5.300%, 1/15/14	2,000,000	2,095,523
COX Communications, Inc. 4.625%, 6/1/13	18,506,000	18,830,123
5.450%, 12/15/14	255,000	277,961
Discovery Communications LLC 3.700%, 6/1/15	2,000,000	2,132,875
NBCUniversal Media LLC 2.100%, 4/1/14	2,990,000	3,039,607
Reed Elsevier Capital, Inc. 7.750%, 1/15/14	2,000,000	2,138,321
TCI Communications, Inc. 8.750%, 8/1/15	1,038,000	1,239,523
Time Warner Cable, Inc. 6.200%, 7/1/13	$4,603,000	$4,728,054
Time Warner, Inc. 5.875%, 11/15/16	500,000	584,173
Turner Broadcasting System, Inc. 8.375%, 7/1/13	2,000,000	2,072,195
Walt Disney Co. 4.500%, 12/15/13	1,500,000	1,558,745

		64,039,716

Total Consumer Discretionary		104,312,008

Consumer Staples (6.4%)
Beverages (1.9%)
Anheuser-Busch InBev Worldwide, Inc.
1.040%, 3/26/13 (l)	4,325,000	4,331,163
2.500%, 3/26/13	1,500,000	1,507,158
1.500%, 7/14/14	6,047,000	6,124,982
5.375%, 11/15/14	15,580,000	16,919,015
4.125%, 1/15/15	7,350,000	7,848,800
3.625%, 4/15/15	1,450,000	1,543,045
Coca-Cola Enterprises, Inc.
1.125%, 11/12/13	4,000,000	4,018,708
Foster’s Finance Corp.
4.875%, 10/1/14§(b)	1,400,000	1,480,965
PepsiCo, Inc.
3.750%, 3/1/14	2,250,000	2,335,254
SABMiller Holdings, Inc.
1.850%, 1/15/15§	2,200,000	2,239,454
2.450%, 1/15/17§(b)	13,000,000	13,555,270

		61,903,814

Food & Staples Retailing (0.4%)
Kroger Co.
5.500%, 2/1/13	900,000	903,316
5.000%, 4/15/13	2,000,000	2,024,204
7.500%, 1/15/14	1,740,000	1,860,254
Walgreen Co.
0.810%, 3/13/14 (l)	6,000,000	6,015,000

		10,802,774

Food Products (2.0%)
Cadbury Schweppes U.S. Finance LLC
5.125%, 10/1/13§	520,000	535,159
Campbell Soup Co.
0.613%, 8/1/14 (l)	4,000,000	4,012,240
H.J. Heinz Co.
5.350%, 7/15/13	8,558,000	8,779,590
Kellogg Co.
4.250%, 3/6/13	25,000,000	25,167,130
Mondelez International, Inc.
6.000%, 2/11/13	14,575,000	14,657,167
2.625%, 5/8/13	8,500,000	8,558,563
5.250%, 10/1/13	1,750,000	1,808,761
WM Wrigley Jr Co.
3.050%, 6/28/13§(b)	1,580,000	1,590,910

		65,109,520

Household Products (0.2%)
Procter & Gamble Co.
0.700%, 8/15/14	7,400,000	7,427,283

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Tobacco (1.9%)
Altria Group, Inc.
8.500%, 11/10/13	$21,550,000	$22,980,073
4.125%, 9/11/15	1,500,000	1,628,086
Philip Morris International, Inc.
4.875%, 5/16/13	1,370,000	1,392,713
6.875%, 3/17/14	18,819,000	20,257,073
2.500%, 5/16/16	10,476,000	11,032,575
Reynolds American, Inc.
7.300%, 7/15/15	500,000	573,091
1.050%, 10/30/15	2,000,000	1,998,405

		59,862,016

Total Consumer Staples		205,105,407

Energy (2.2%)
Energy Equipment & Services (0.2%)
Cameron International Corp.
1.241%, 6/2/14 (l)	5,525,000	5,559,290

Oil, Gas & Consumable Fuels (2.0%)
Anadarko Petroleum Corp.
7.625%, 3/15/14	9,335,000	10,040,538
5.750%, 6/15/14	4,400,000	4,682,025
Apache Corp. 5.250%, 4/15/13	5,000,000	5,068,242
ConocoPhillips Australia Funding Co.
5.500%, 4/15/13	3,600,000	3,652,201
Devon Energy Corp.
5.625%, 1/15/14	850,000	893,437
2.400%, 7/15/16	2,850,000	2,972,664
Energy Transfer Partners LP
6.000%, 7/1/13	1,995,000	2,046,024
8.500%, 4/15/14	6,209,000	6,809,058
Enterprise Products Operating LLC
5.900%, 4/15/13	1,720,000	1,745,536
9.750%, 1/31/14	5,000,000	5,477,127
1.250%, 8/13/15	2,500,000	2,514,975
Series C 6.375%, 2/1/13	1,095,000	1,099,838
Series I 5.000%, 3/1/15	400,000	433,842
Series M 5.650%, 4/1/13	2,000,000	2,024,490
Kinder Morgan Energy Partners LP
5.000%, 12/15/13	1,150,000	1,195,764
Phillips 66
1.950%, 3/5/15§(b)	1,200,000	1,216,859
2.950%, 5/1/17§	1,000,000	1,046,487
Plains All American Pipeline LP/Plains All American Finance Corp.
5.625%, 12/15/13	1,000,000	1,046,873
5.250%, 6/15/15	5,000,000	5,528,687
3.950%, 9/15/15	2,212,000	2,390,798
6.125%, 1/15/17	2,193,000	2,587,920

		64,473,385

Total Energy		70,032,675

Financials (17.5%)
Capital Markets (2.7%)
Bank of New York Mellon Corp.
0.593%, 1/31/14 (l)	16,375,000	16,413,894
0.545%, 10/23/15 (l)	6,100,000	6,096,614
Goldman Sachs Group, Inc.
1.312%, 2/7/14 (l)	$9,590,000	$9,622,552
1.312%, 11/21/14 (l)	12,500,000	12,534,900
Merrill Lynch & Co., Inc.
5.450%, 2/5/13	6,890,000	6,919,783
Morgan Stanley
2.810%, 5/14/13 (l)	4,605,000	4,636,514
0.651%, 1/9/14 (l)	7,800,000	7,744,462
1.916%, 1/24/14 (l)	23,560,000	23,711,338

		87,680,057

Commercial Banks (1.1%)
American Express Centurion Bank
0.760%, 11/13/15 (l)	13,000,000	12,981,657
U.S. Bancorp 2.000%, 6/14/13	2,500,000	2,518,306
Union Bank N.A.
2.125%, 12/16/13	2,230,000	2,264,199
1.261%, 6/6/14 (l)	17,000,000	17,109,650
Wachovia Corp. 5.500%, 5/1/13	1,800,000	1,830,286

		36,704,098

Consumer Finance (5.0%)
American Express Co. 7.250%, 5/20/14	4,307,000	4,686,016
American Express Credit Corp.
5.125%, 8/25/14	370,000	396,117
1.411%, 6/12/15 (l)	2,900,000	2,953,452
Series C 7.300%, 8/20/13	3,260,000	3,402,589
American Honda Finance Corp.
0.708%, 6/18/14 (l)§	12,000,000	12,044,729
1.450%, 2/27/15§	1,711,000	1,731,750
2.500%, 9/21/15§	1,700,000	1,768,385
2.600%, 9/20/16§	1,815,000	1,899,193
2.125%, 2/28/17§	15,000,000	15,444,607
Ford Motor Credit Co. LLC
7.000%, 10/1/13	8,050,000	8,424,325
3.875%, 1/15/15	11,200,000	11,578,000
7.000%, 4/15/15	1,500,000	1,676,250
2.500%, 1/15/16	10,500,000	10,591,875
HSBC Finance Corp. 0.590%, 1/15/14 (l)	32,549,000	32,431,920
Nissan Motor Acceptance Corp.
3.250%, 1/30/13§(b)	1,350,000	1,352,539
4.500%, 1/30/15§	1,000,000	1,071,029
1.950%, 9/12/17§	28,700,000	29,073,726
PACCAR Financial Corp. 0.561%, 6/5/14 (l)	5,000,000	5,011,172
SLM Corp.
5.000%, 10/1/13	11,969,000	12,259,847
6.250%, 1/25/16	2,500,000	2,693,750

		160,491,271

Diversified Financial Services (5.3%)
Bank of America Corp. 4.875%, 1/15/13	9,400,000	9,412,901
Citigroup, Inc.
1.160%, 2/15/13 (l)	11,295,000	11,301,622
6.500%, 8/19/13	14,520,000	15,036,233

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
CME Group, Inc./Illinois 5.400%, 8/1/13	$3,620,000	$3,722,246
Crown Castle Towers LLC 3.214%, 8/15/15§	10,900,000	11,308,750
General Electric Capital Corp.
1.139%, 12/20/13 (l)	5,000,000	5,028,297
0.981%, 4/7/14 (l)	1,575,000	1,582,626
5.900%, 5/13/14	5,000,000	5,358,158
2.150%, 1/9/15	5,000,000	5,141,349
1.060%, 8/11/15 (l)	3,000,000	3,008,406
0.911%, 12/11/15 (l)	7,000,000	7,008,141
5.000%, 1/8/16	50,000	55,625
Genworth Global Funding Trusts 5.750%, 5/15/13	9,650,000	9,811,640
Harley-Davidson Financial Services, Inc.
1.150%, 9/15/15§	1,000,000	1,002,312
Harley-Davidson Funding Corp. 5.750%, 12/15/14§	2,000,000	2,174,659
JPMorgan Chase & Co.
2.050%, 1/24/14	17,000,000	17,274,737
1.875%, 3/20/15	16,875,000	17,206,449
MassMutual Global Funding II 2.875%, 4/21/14§(b)	5,514,000	5,632,562
SSIF Nevada LP 1.040%, 4/14/14 (l)§(b)	35,000,000	35,195,965
TIAA Global Markets, Inc. 4.950%, 7/15/13§	2,910,000	2,971,093

		169,233,771

Insurance (3.4%)
American International Group, Inc.
4.250%, 5/15/13	10,000,000	10,120,361
3.750%, 11/30/13§	10,270,000	10,335,453
3.650%, 1/15/14	7,206,000	7,396,930
4.250%, 9/15/14	5,100,000	5,375,997
4.250%, 5/15/13 (m)(b)	3,500,000	3,542,127
ASIF Global Financing XIX 4.900%, 1/17/13§	2,000,000	2,001,359
MetLife Institutional Funding II 1.254%, 4/4/14 (l)§	2,200,000	2,219,480
MetLife, Inc. 1.563%, 8/6/13 (l)	3,713,000	3,740,433
Metropolitan Life Global Funding I
5.125%, 4/10/13§	10,300,000	10,436,659
5.200%, 9/18/13§(b)	230,000	237,811
1.100%, 1/10/14 (l)§(b)	16,400,000	16,510,032
Monumental Global Funding III
0.485%, 1/25/13 (l)§(b)	5,000,000	4,999,792
0.540%, 1/15/14 (l)§(b)	15,500,000	15,476,421
Pacific Life Global Funding 5.150%, 4/15/13§(b)	1,200,000	1,211,325
Principal Life Global Funding II 1.000%, 12/11/15§(b)	3,500,000	3,469,640
Prudential Covered Trust 2.997%, 9/30/15§	12,350,000	12,807,098

		109,880,918

Total Financials		563,990,115

Health Care (4.2%)
Biotechnology (1.3%)
Amgen, Inc.
1.875%, 11/15/14	$14,400,000	$14,728,697
4.850%, 11/18/14	2,300,000	2,480,097
2.300%, 6/15/16	4,800,000	5,001,577
2.500%, 11/15/16	7,475,000	7,864,828
5.850%, 6/1/17	3,000,000	3,592,736
Genentech, Inc. 4.750%, 7/15/15	1,540,000	1,688,012
Gilead Sciences, Inc. 3.050%, 12/1/16	6,154,000	6,597,094

		41,953,041

Health Care Equipment & Supplies (0.9%)
Baxter International, Inc. 4.000%, 3/1/14	500,000	520,450
Boston Scientific Corp.
5.450%, 6/15/14	19,135,000	20,310,691
4.500%, 1/15/15	6,800,000	7,238,726

		28,069,867

Health Care Providers & Services (0.3%)
Express Scripts Holding Co. 6.250%, 6/15/14	7,000,000	7,534,808
UnitedHealth Group, Inc. 0.850%, 10/15/15	4,000,000	4,010,727

		11,545,535

Life Sciences Tools & Services (0.3%)
Thermo Fisher Scientific, Inc.
2.050%, 2/21/14	2,500,000	2,538,604
3.250%, 11/20/14	1,000,000	1,045,038
3.200%, 5/1/15	1,225,000	1,289,251
2.250%, 8/15/16	3,471,000	3,599,606

		8,472,499

Pharmaceuticals (1.4%)
AbbVie, Inc. 1.200%, 11/6/15§	13,200,000	13,281,639
Eli Lilly and Co. 4.200%, 3/6/14	7,150,000	7,462,470
Merck & Co., Inc. 5.300%, 12/1/13	13,000,000	13,580,431
Novartis Capital Corp. 4.125%, 2/10/14	5,840,000	6,076,052
Roche Holdings, Inc. 5.000%, 3/1/14§	2,425,000	2,547,865
Watson Pharmaceuticals, Inc. 1.875%, 10/1/17	1,000,000	1,011,771

		43,960,228

Total Health Care		134,001,170

Industrials (2.9%)
Aerospace & Defense (0.1%)
United Technologies Corp. 0.581%, 12/2/13 (l)	1,850,000	1,854,424

Building Products (0.1%)
CRH America, Inc. 5.300%, 10/15/13	1,695,000	1,750,011

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Commercial Services & Supplies (0.1%)
Yale University 2.900%, 10/15/14	$3,604,000	$3,757,201

Industrial Conglomerates (0.9%)
Danaher Corp. 0.560%, 6/21/13 (l)	29,300,000	29,328,849

Machinery (0.0%)
Eaton Corp. 0.950%, 11/2/15§(b)	750,000	752,609

Road & Rail (1.6%)
Burlington Northern Santa Fe LLC
4.300%, 7/1/13	2,500,000	2,545,141
4.875%, 1/15/15	3,000,000	3,241,191
CSX Corp.
5.500%, 8/1/13	10,000,000	10,285,184
6.250%, 4/1/15	6,925,000	7,748,075
ERAC USA Finance LLC 2.250%, 1/10/14§(b)	500,000	505,495
Norfolk Southern Corp.
5.257%, 9/17/14	1,500,000	1,615,727
7.700%, 5/15/17	3,600,000	4,542,184
Penske Truck Leasing Co. LP/PTL Finance Corp.
2.500%, 7/11/14§	2,800,000	2,823,384
3.125%, 5/11/15§(b)	5,000,000	5,119,213
2.500%, 3/15/16§	11,150,000	11,217,912
3.750%, 5/11/17§(b)	2,000,000	2,070,389

		51,713,895

Trading Companies & Distributors (0.1%)
International Lease Finance Corp.
6.375%, 3/25/13	3,000,000	3,007,500
5.875%, 5/1/13	1,500,000	1,520,625

		4,528,125

Total Industrials		93,685,114

Information Technology (1.3%)
Communications Equipment (1.0%)
Cisco Systems, Inc. 0.560%, 3/14/14 (l)	32,050,000	32,137,183

Computers & Peripherals (0.2%)
Hewlett-Packard Co.
0.592%, 5/24/13 (l)	5,000,000	4,986,408
1.250%, 9/13/13	3,000,000	2,993,863

		7,980,271

IT Services (0.1%)
HP Enterprise Services LLC
Series B 6.000%, 8/1/13	2,000,000	2,054,394

Software (0.0%)
Symantec Corp. 2.750%, 6/15/17	1,000,000	1,029,191

Total Information Technology		43,201,039

Materials (1.9%)
Chemicals (1.2%)
Dow Chemical Co.
7.600%, 5/15/14	$8,550,000	$9,326,375
5.900%, 2/15/15	5,000,000	5,509,965
2.500%, 2/15/16	1,000,000	1,039,749
E.I. du Pont de Nemours & Co. 0.730%, 3/25/14 (l)	10,693,000	10,738,385
Ecolab, Inc.
1.000%, 8/9/15	2,500,000	2,498,818
3.000%, 12/8/16	5,895,000	6,271,919
Rohm & Haas Co. 5.600%, 3/15/13	2,000,000	2,018,588

		37,403,799

Metals & Mining (0.7%)
ArcelorMittal USA LLC 6.500%, 4/15/14	15,321,000	15,921,093
Barrick Gold Financeco LLC 6.125%, 9/15/13	5,270,000	5,467,221

		21,388,314

Paper & Forest Products (0.0%)
Georgia-Pacific LLC 7.700%, 6/15/15	500,000	575,000

Total Materials		59,367,113

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.1%)
Qwest Corp. 3.558%, 6/15/13 (l)	3,200,000	3,230,164

Wireless Telecommunication Services (0.3%)
Cellco Partnership/Verizon Wireless Capital LLC
7.375%, 11/15/13	5,030,000	5,316,136
5.550%, 2/1/14	3,650,000	3,825,930

		9,142,066

Total Telecommunication Services		12,372,230

Utilities (4.7%)
Electric Utilities (2.7%)
AEP Texas North Co.
Series B 5.500%, 3/1/13	2,000,000	2,015,386
Appalachian Power Co. 0.685%, 8/16/13 (l)	1,000,000	1,001,283
Dayton Power & Light Co. 5.125%, 10/1/13	4,237,000	4,371,991
Duke Energy Carolinas LLC 1.750%, 12/15/16	5,000,000	5,146,523
Duke Energy Corp.
5.650%, 6/15/13	23,135,000	23,688,461
6.300%, 2/1/14	3,130,000	3,311,622
Great Plains Energy, Inc. 2.750%, 8/15/13	1,435,000	1,449,308
Nevada Power Co.
Series L 5.875%, 1/15/15	150,000	164,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
NextEra Energy Capital Holdings, Inc.
2.550%, 11/15/13	$17,680,000	$17,951,435
1.200%, 6/1/15	500,000	502,306
Ohio Edison Co. 6.400%, 7/15/16	2,630,000	3,075,211
Ohio Power Co.
5.500%, 3/1/13	435,000	438,530
6.000%, 6/1/16	5,000,000	5,750,093
Pacific Gas & Electric Co. 4.800%, 3/1/14	12,470,000	13,072,999
Public Service Co. of Colorado
Series 12 4.875%, 3/1/13	2,000,000	2,014,219
Virginia Electric & Power Co.
Series A 4.750%, 3/1/13	3,550,000	3,574,702

		87,528,569

Gas Utilities (0.9%)
DCP Midstream Operating LP 3.250%, 10/1/15	3,300,000	3,390,963
Rockies Express Pipeline LLC 6.250%, 7/15/13§(b)	25,400,000	25,971,500

		29,362,463

Independent Power Producers & Energy Traders (0.2%)
PSEG Power LLC 2.500%, 4/15/13	3,980,000	4,002,691

Multi-Utilities (0.9%)
Consumers Energy Co.
Series P 5.500%, 8/15/16	3,000,000	3,477,353
Dominion Resources, Inc.
1.800%, 3/15/14	15,000,000	15,202,566
1.950%, 8/15/16	2,555,000	2,634,033
Series A 1.400%, 9/15/17	8,000,000	8,005,360

		29,319,312

Total Utilities		150,213,035

Total Corporate Bonds		1,436,279,906

Government Securities (43.0%)
Agency ABS (0.8%)
Massachusetts Educational Financing Authority
1.265% 4/25/38 (l)	898,684	906,821
National Credit Union Administration Guaranteed Notes, Class A
Series 2010-A1 A 0.563% 12/7/20 (l)	3,259,413	3,261,024
Small Business Administration, Class 1
Series 2008-P10A 1 5.902% 2/10/18	422,786	469,128
Small Business Administration Participation Certificates, Class 1
Series 2003-20I 1 5.130% 9/1/23	16,945	18,808
Series 2004-20C 4.340% 3/1/24	112,842	124,051
Series 2005-20B 4.625% 2/1/25	132,991	148,692
Series 2008-20G 5.870% 7/1/28	8,398,600	9,726,648
Series 2008-20H 1 6.020% 8/1/28	$8,100,952	$9,457,722

		24,112,894

Agency CMO (7.1%)
Federal Home Loan Mortgage Corp.
0.439% 2/15/19 (l)	1,918,747	1,921,538
2.000% 3/14/19	37,050,000	37,171,846
0.359% 7/15/19 (l)	957,733	957,318
5.000% 2/15/20	55,831	56,138
5.000% 8/15/20	44,723	45,601
0.359% 10/15/20 (l)	1,949,300	1,948,732
2.365% 11/1/23 (l)	4,970	5,196
0.509% 8/15/25 (l)	4,669,438	4,679,874
6.500% 4/15/29	21,853	24,529
0.559% 12/15/29 (l)	3,010	2,999
0.559% 12/15/30 (l)	964	964
2.367% 1/1/34 (l)	35,099	37,394
0.609% 7/15/34 (l)	8,302,217	8,301,163
3.015% 3/1/35 (l)	200,107	212,875
5.000% 10/1/35 (l)	79,496	84,069
5.083% 10/1/35 (l)	160,739	172,474
4.674% 11/1/35 (l)	140,652	150,351
2.459% 7/1/36 (l)	1,356,391	1,441,439
2.600% 9/1/36 (l)	1,331,860	1,420,432
0.609% 9/15/36 (l)	155,545	155,828
2.694% 10/1/36 (l)	938,764	1,000,777
0.589% 11/15/36 (l)	118,097	118,323
0.689% 11/15/36 (l)	2,567,242	2,575,628
0.709% 7/15/39 (l)	1,084,433	1,088,968
0.709% 2/15/41 (l)	5,063,205	5,092,656
0.629% 4/15/41 (l)	3,960,111	3,971,673
0.659% 9/15/41 (l)	9,241,876	9,258,986
6.500% 7/25/43	10,183	11,779
1.360% 10/25/44 (l)	925,522	925,351
1.360% 2/25/45 (l)	1,184,593	1,183,507
Federal National Mortgage Association
2.090% 10/1/15	4,984,669	5,052,821
0.912% 1/1/21 (l)	4,843,442	4,861,740
2.492% 11/1/34 (l)	988,468	1,055,595
2.328% 1/1/35 (l)	29,472	31,141
0.510% 5/25/35 (l)	194,778	194,774
2.713% 5/25/35 (l)	386,741	399,268
2.563% 7/1/35 (l)	174,363	185,378
5.547% 12/1/35 (l)	268,745	291,662
5.750% 1/1/36 (l)	219,132	231,270
5.740% 3/1/36 (l)	344,391	367,269
5.794% 3/1/36 (l)	313,982	334,909
0.660% 6/25/36 (l)	11,096,089	11,136,899
0.268% 12/25/36 (l)	56,866	55,129
0.750% 7/25/37 (l)	2,848,619	2,867,625
0.410% 10/27/37 (l)	6,700,000	6,683,133
0.890% 12/25/37 (l)	4,320,309	4,369,890
0.610% 1/25/38 (l)	4,704,784	4,708,754
0.790% 6/25/41 (l)	6,970,187	7,013,504
0.760% 9/25/41 (l)	15,957,338	16,051,058
0.560% 5/25/42 (l)	63,354	63,242
0.660% 6/25/42 (l)	7,472,067	7,480,530
1.360% 3/1/44 (l)	600,015	609,174
1.360% 7/1/44 (l)	8,587	8,718
1.360% 10/1/44 (l)	45,210	45,898

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Government National Mortgage Association
0.910% 2/20/62 (l)	$14,854,965	$15,133,154
1.260% 2/20/62 (l)	7,859,391	8,140,843
0.760% 4/20/62 (l)	7,903,886	7,985,534
0.780% 4/20/62 (l)	6,858,598	6,934,426
National Credit Union Administration Guaranteed Notes, Class 1A
Series 2010-C1 A1 1.600% 10/29/20	8,371,648	8,532,383
Series 2010-R3 1A 0.773% 12/8/20 (l)	12,620,404	12,726,393
Series 2011-R4 1A 0.563% 3/6/20 (l)	11,019,596	11,040,689

		228,611,211

Municipal Bonds (2.7%)
Arkansas Student Loan Authority 1.391% 11/25/43 (l)	3,225,764	3,223,183
City & Country of Honolulu 0.778% 11/1/15	2,200,000	2,199,868
City of New York, New York
1.520% 8/1/13	10,000,000	10,068,300
5.000% 10/1/14	6,000,000	6,466,500
5.000% 10/15/15	7,220,000	8,073,332
2.560% 8/1/17	2,000,000	2,121,480
Commonwealth of Massachusetts 0.470% 1/1/17	2,000,000	1,992,980
Fairfax County Virginia Industrial Development Authority Health Care-Inova Health System
4.000% 5/15/15	655,000	706,385
4.000% 5/15/16	500,000	551,590
Floyd County Development Authority
0.850% 7/1/22	1,000,000	994,350
Irvine Ranch California Water District Joint Powers Agency
2.388% 3/15/14	2,000,000	2,002,820
Lower Colorado River Authority
5.000% 5/15/15	2,385,000	2,626,171
New Jersey Economic Development Authority
1.308% 6/15/13 (l)	7,000,000	7,014,350
New Jersey State Turnpike Authority
4.252% 1/1/16	5,000,000	5,196,150
New York State Dormitory Authority
3.125% 12/1/15	7,085,000	7,500,819
North Carolina Medical Care Commission
0.870% 12/1/33	500,000	500,425
North Carolina State Education Assistance Authority
1.010% 10/26/20 (l)	9,556,280	9,564,880
Northstar Education Finance, Inc.
0.503% 4/29/19	9,466,667	9,434,196
South Carolina Student Loan Corp.
0.765% 1/25/21 (l)	5,314,067	5,321,952
Tobacco Settlement Finance Authority of West Virginia
7.467% 6/1/47	1,295,000	1,034,420
University of California
1.988% 5/15/50 (l)	1,500,000	1,507,185

		88,101,336

U.S. Government Agencies (27.7%)
Federal Farm Credit Bank
0.250% 6/11/14 (l)	$15,000,000	$15,000,990
1.250% 3/8/17	1,250,000	1,252,331
2.300% 3/26/19	1,000,000	1,004,494
Federal Home Loan Bank
1.800% 5/16/19	4,075,000	4,091,409
Federal Home Loan Mortgage Corp.
0.350% 11/26/14	48,000,000	48,028,397
1.125% 1/13/16	30,000,000	30,246,846
2.250% 7/3/17	44,100,000	44,558,287
2.000% 7/17/17	36,000,000	36,354,730
2.000% 8/14/17	84,775,000	85,721,708
1.250% 9/18/17	1,000,000	1,007,244
2.000% 11/6/17	7,500,000	7,720,373
1.250% 12/15/17	5,000,000	5,010,966
2.000% 12/27/18	5,000,000	5,071,565
3.000% 1/17/19	48,935,000	50,233,417
2.000% 2/15/19	2,000,000	2,003,939
2.000% 3/21/19	9,000,000	9,033,148
1.700% 5/21/19	18,000,000	18,067,828
3.000% 7/10/19	34,875,000	35,337,844
3.000% 7/31/19	74,250,000	75,338,045
3.000% 8/1/19	60,400,000	61,284,026
3.000% 8/8/19	8,000,000	8,120,758
2.000% 10/9/19	6,900,000	6,968,483
Federal National Mortgage Association
0.750% 1/30/15	15,000,000	15,082,155
0.750% 2/24/15	2,000,000	2,011,203
0.650% 5/22/15	3,000,000	3,004,379
0.650% 5/29/15	6,000,000	6,010,832
0.600% 8/20/15	35,500,000	35,517,991
2.000% 9/21/15	4,000,000	4,169,205
0.625% 2/22/16	17,785,000	17,788,358
0.700% 2/22/16	70,000,000	70,040,019
1.250% 6/20/16	19,500,000	19,593,619
1.000% 8/29/16	6,150,000	6,168,775
2.050% 12/27/16	1,000,000	1,008,905
1.200% 3/6/17	430,000	434,378
0.600% 4/17/17 (e)	15,300,000	15,316,145
3.000% 4/26/17	5,500,000	5,548,611
1.375% 8/28/17	12,250,000	12,272,446
1.000% 9/20/17	20,000,000	20,093,610
1.625% 1/23/18	655,000	657,574
1.750% 5/24/18	9,700,000	9,752,079
2.000% 3/12/19	2,000,000	2,006,387
2.000% 3/21/19	1,500,000	1,505,249
2.000% 3/26/19	7,000,000	7,027,363
2.100% 3/28/19	1,660,000	1,666,721
3.000% 6/27/19	1,500,000	1,536,559
2.000% 10/24/19	1,000,000	1,004,916
3.430% 12/15/20	2,350,000	2,393,973
2.700% 3/28/22	49,400,000	49,683,917
5.180% 3/27/23	2,000,000	2,023,398
1.000% 2/22/27 (e)	25,000,000	25,039,307
Small Business Administration
Series 2004-P10A 4.504% 2/1/14	8,218	8,429

		889,823,331

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
U.S. Treasuries (4.7%)
U.S. Treasury Notes
0.250% 11/30/14	$80,000,000	$80,003,128
0.125% 12/31/14	71,000,000	70,825,276
0.375% 11/15/15	900,000	900,823

		151,729,227

Total Government Securities		1,382,377,999

Total Long-Term Debt Securities (99.7%) (Cost $3,192,186,213)		3,204,849,253

	Number of Shares	Value (Note 1)
COMMON STOCK:
Financials (0.0%)
Capital Markets (0.0%)
BlackRock, Inc.	4	827

Total Common Stocks (0.0%) (Cost $790)		827

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Commercial Paper (2.0%)
DCP Midstream LLC
0.26%, 1/11/13 (n)(p)(b)	$1,000,000	999,920
0.30%, 2/1/13 (n)(p)(b)	7,900,000	7,897,867
Devon Energy Corp.
0.35%, 1/25/13 (n)(p)(b)	11,700,000	11,697,192
0.35%, 1/28/13 (n)(p)(b)	3,200,000	3,199,136
0.36%, 2/1/13 (n)(p)(b)	3,700,000	3,698,816
Dominion Resources, Inc.
0.28%, 1/14/13 (n)(p)(b)	2,830,000	2,829,689
Duke Energy Corp.
0.18%, 1/2/13 (n)(p)(b)	250,000	249,997
Entergy Corp.
0.46%, 1/7/13 (n)(p)(b)	5,100,000	5,099,541
0.50%, 2/6/13 (n)(p)(b)	7,400,000	7,396,226
0.52%, 2/19/13 (n)(p)(b)	1,000,000	999,280
Northeast Utilities
0.18%, 1/2/13 (n)(p)(b)	600,000	599,994
PPL Energy Supply LLC
0.26%, 1/11/13 (n)(p)(b)	4,000,000	3,999,680
0.29%, 1/22/13 (n)(p)(b)	2,600,000	2,599,532
Volvo Treasury North America LP
0.43%, 4/22/13 (n)(p)(b)	13,100,000	13,082,315

Total Commercial Paper		64,349,185

Government Securities (0.0%)
U.S. Treasury Bills
0.13%, 7/25/13 (p)	1,400,000	1,398,970

Total Short-Term Investments (2.0%) (Cost $65,727,435)		65,748,155

Total Investments Before Securities Sold Short (101.7%) (Cost $3,257,914,438)		3,270,598,235

	Number of Shares	Value (Note 1)
SECURITIES SOLD SHORT:
COMMON STOCK:
Financials (0.0%)
Capital Markets (0.0%)
Teton Advisors, Inc., Class B†	(13)	$(204)

Total Securities Sold Short (0.0%) (Proceeds Received $—)		(204)

Total Investments after Securities Sold Short (101.7%) (Cost $3,257,914,438)		3,270,598,031
Other Assets Less Liabilities (-1.7%)		(54,587,978)

Net Assets (100%)		$3,216,010,053

†	Securities (totaling $36,767,100 or 1.1% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2012, the market value of these securities amounted to $487,175,840 or 15.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2012. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2012.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2012, the market value of these securities amounted to $3,542,127 or 0.1% of net assets.
(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(p)	Yield to maturity.

Glossary:

ABS	— Asset-Backed Security
CMO	— Collateralized Mortgage Obligation
IO	— Interest Only

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Options Written:

Options written through the year ended December 31, 2012 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding - January 1, 2012	686	$444,185
Options Written	—	—
Options Terminated in Closing Purchase Transactions	(686)	(444,185)
Options Expired	—	—
Options Exercised	—	—

Options Outstanding - December 31, 2012	—	$—

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$200,270,331	$—	$200,270,331
Non-Agency CMO	—	149,153,713	36,767,304	185,921,017
Common Stocks
Financials	827	—	—	827
Corporate Bonds
Consumer Discretionary	—	104,312,008		104,312,008
Consumer Staples	—	205,105,407	—	205,105,407
Energy	—	70,032,675	—	70,032,675
Financials	—	563,990,115	—	563,990,115
Health Care	—	134,001,170	—	134,001,170
Industrials	—	93,685,114	—	93,685,114
Information Technology	—	43,201,039	—	43,201,039
Materials	—	59,367,113	—	59,367,113
Telecommunication Services	—	12,372,230	—	12,372,230
Utilities	—	150,213,035	—	150,213,035
Government Securities
Agency ABS	—	24,112,894	—	24,112,894
Agency CMO	—	228,611,211	—	228,611,211
Municipal Bonds	—	88,101,336	—	88,101,336
U.S. Government Agencies	—	889,823,331	—	889,823,331
U.S. Treasuries	—	151,729,227	—	151,729,227
Short-Term Investments	—	65,748,155	—	65,748,155

Total Assets	$827	$3,233,830,104	$36,767,304	$3,270,598,235

Liabilities:
Common Stocks
Financials	$—	$—	$(204)	$(204)

Total Liabilities	$—	$—	$(204)	$(204)

Total	$827	$3,233,830,104	$36,767,100	$3,270,598,031

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks-Financials	Investments in Securities-Non-Agency CMO

Balance as of 12/31/11	$(204)	—
Total gains or losses (realized/unrealized) included in earnings	—	80,708
Purchases	—	39,936,439
Sales	—	(3,249,843)
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/12	$(204)	$36,767,304

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held for the year ended 12/31/12.	$—	$79,701

Investment Type	Fair Value at 12/31/2012	Valuation Technique(s)	Unobservable Input(s)*		Range/ input value
Asset-Backed and Mortgage-Backed Securities –Collateralized Mortgage Obligations	$36,767,304	Proxy Security	Comparability Analysis		$100.37
Securities Sold Short – Common Stock – Financials	(204)	Market Comparables	Discount for lack of marketability (a	)	0% to 5%
	$36,767,100

*	Level 3 values are based on significant unobservable inputs that reflect the Manager’s determination of assumptions that market participants might reasonably use in valuing the securities. Changes in significant unobservable inputs could cause significant changes in valuation to individual securities and in aggregate. Fair value determinations and valuation of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

(a)	Represents amounts used when the reporting entity has determined that market participants would take into account these premiums and discounts when pricing the investments.

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$309,190	$(566,348)	$—	$—	$(257,158)
Foreign exchange contracts	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$309,190	$(566,348)	$—	$—	$(257,158)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$(298,410)	$ —	$—	$—	$(298,410)
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$(298,410)	$ —	$—	$—	$(298,410)

The Portfolio held futures contracts with an average notional balance of approximately $369,791,000 for five months during the year ended December 31, 2012. The Portfolio held written options contracts with average notional balances of $152,000 for two months during the year ended December 31, 2012.

^ This Portfolio held options and futures contracts in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$5,409,999,905
Long-term U.S. government debt securities	727,244,604

$6,137,244,509

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$5,717,185,705
Long-term U.S. government debt securities	575,925,190

$6,293,110,895

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$20,161,844
Aggregate gross unrealized depreciation	(7,530,272)

Net unrealized appreciation	$12,631,572

Federal income tax cost of investments	$3,257,966,663

The Portfolio has a net capital loss carryforward of $254,044,255 of which $4,924,596 expires in the year 2015, $131,902,909 expires in the year 2016, $115,032,572 expires in the year 2017 and $2,184,178 expires in the year 2018.

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 are $1,966,540 for Short Term losses and $3,205,805 for Long Term losses.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $3,257,914,438)	$3,270,598,235
Cash	1,704,446
Foreign cash (Cost $1)	1
Receivable for securities sold	72,048,985
Dividends, interest and other receivables	20,095,047
Receivable from Separate Accounts for Trust shares sold	825,241
Other assets	14,458

Total assets	3,365,286,413

LIABILITIES
Payable for securities purchased	142,007,727
Payable to Separate Accounts for Trust shares redeemed	4,890,478
Investment management fees payable	1,266,948
Administrative fees payable	280,485
Distribution fees payable - Class IB	260,679
Distribution fees payable - Class IA	10,749
Securities sold short (Proceeds received $—)	204
Other liabilities	127,656
Accrued expenses	431,434

Total liabilities	149,276,360

NET ASSETS	$3,216,010,053

Net assets were comprised of:
Paid in capital	$3,462,850,597
Accumulated undistributed net investment income (loss)	(127,656)
Accumulated undistributed net realized gain (loss) on investments, options written, futures and foreign currency transactions	(259,268,825)
Net unrealized appreciation (depreciation) on investments, securities sold short, options written and foreign currency translations	12,555,937

Net assets	$3,216,010,053

Class IA
Net asset value, offering and redemption price per share, $49,290,553 / 4,945,584 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.97

Class IB
Net asset value, offering and redemption price per share, $1,223,828,908 / 122,665,019 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.98

Class K
Net asset value, offering and redemption price per share, $1,942,890,592 / 194,943,333 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.97

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Interest	$44,406,255
Dividends	20,626

Total income	44,426,881

EXPENSES
Investment management fees	15,290,816
Administrative fees	3,390,303
Distribution fees - Class IB	3,225,829
Printing and mailing expenses	376,406
Professional fees	137,685
Distribution fees - Class IA	122,330
Trustees’ fees	96,044
Custodian fees	85,000
Interest expense	12,654
Miscellaneous	98,922

Total expenses	22,835,989

NET INVESTMENT INCOME (LOSS)	21,590,892

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(3,505,917)
Futures	(566,348)
Foreign currency transactions	(130,015)
Options written	309,190

Net realized gain (loss)	(3,893,090)

Change in unrealized appreciation (depreciation) on:
Securities	36,931,920
Foreign currency translations	3,148
Options written	(298,410)

Net change in unrealized appreciation (depreciation)	36,636,658

NET REALIZED AND UNREALIZED GAIN (LOSS)	32,743,568

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$54,334,460

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$21,590,892	$21,016,130
Net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(3,893,090)	8,560,356
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options written and foreign currency translations	36,636,658	(31,362,917)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	54,334,460	(1,786,431)

DIVIDENDS:
Dividends from net investment income
Class IA	(282,220)	(713,500)
Class IB	(6,896,290)	(7,093,738)
Class K†	(15,812,302)	(14,733,179)

TOTAL DIVIDENDS	(22,990,812)	(22,540,417)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,030,644 and 75,442,045 shares, respectively ]	20,269,708	751,412,634
Capital shares issued in reinvestment of dividends [ 28,327 and 71,958 shares, respectively ]	282,220	713,500
Capital shares repurchased [ (2,074,576) and (225,493,327) shares, respectively ]	(20,698,519)	(2,247,512,619	)(z)

Total Class IA transactions	(146,591)	(1,495,386,485)

Class IB
Capital shares sold [ 18,708,477 and 31,492,862 shares, respectively ]	186,670,127	314,078,667
Capital shares issued in reinvestment of dividends [ 691,472 and 717,606 shares, respectively ]	6,896,290	7,093,738
Capital shares repurchased [ (33,952,997) and (48,183,428) shares, respectively ]	(338,833,474)	(480,264,491)

Total Class IB transactions	(145,267,057)	(159,092,086)

Class K†
Capital shares sold [ 21,178,455 and 208,774,321 shares, respectively ]	211,321,558	2,080,661,348	(z)
Capital shares issued in reinvestment of dividends [ 1,587,243 and 1,492,495 shares, respectively ]	15,812,302	14,733,179
Capital shares repurchased [ (25,372,981) and (12,716,200) shares, respectively ]	(253,329,808)	(126,624,044)

Total Class K transactions	(26,195,948)	1,968,770,483

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(171,609,596)	314,291,912

TOTAL INCREASE (DECREASE) IN NET ASSETS	(140,265,948)	289,965,064
NET ASSETS:
Beginning of year	3,356,276,001	3,066,310,937

End of year (a)	$3,216,010,053	$3,356,276,001

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(127,656)	$78,103

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/PIMCO Ultra Short Bond Portfolio exchanged approximately 207,033,416 Class IA shares for approximately 207,033,416 Class K shares. This exchange amounted to approximately $2,063,337,134.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO(ii)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.88	$9.95	$9.90	$9.28	$10.53

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.07 (e)	0.06 (e)	0.10 (e)	0.34 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.10	(0.06)	0.05	0.67	(0.71)

Total from investment operations	0.15	0.01	0.11	0.77	(0.37)

Less distributions:
Dividends from net investment income	(0.06)	(0.08)	(0.06)	(0.12)	(0.31)
Distributions from net realized gains	—	—	—	(0.03)	(0.57)

Total dividends and distributions	(0.06)	(0.08)	(0.06)	(0.15)	(0.88)

Net asset value, end of year	$9.97	$9.88	$9.95	$9.90	$9.28

Total return	1.48%	0.07%	1.10%	8.25%	(3.74)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$49,291	$48,992	$1,541,074	$1,156,322	$952,328
Ratio of expenses to average net assets:
After waivers	0.84%	0.58%	0.62%	0.65%	0.66%
Before waivers	0.84%	0.58%	0.62%	0.65%	0.68%
Ratio of net investment income (loss) to average net assets:
After waivers	0.51%	0.70%	0.58%	1.01%	3.20%
Before waivers	0.51%	0.70%	0.58%	1.01%	3.18%
Portfolio turnover rate	189%	210%	206%	246%	1,056%

	Year Ended December 31,
Class IB	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.89	$9.96	$9.91	$9.28	$10.54

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.04 (e)	0.03 (e)	0.07 (e)	0.31 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.10	(0.06)	0.05	0.68	(0.71)

Total from investment operations	0.15	(0.02)	0.08	0.75	(0.40)

Less distributions:
Dividends from net investment income	(0.06)	(0.05)	(0.03)	(0.09)	(0.29)
Distributions from net realized gains	—	—	—	(0.03)	(0.57)

Total dividends and distributions	(0.06)	(0.05)	(0.03)	(0.12)	(0.86)

Net asset value, end of year	$9.98	$9.89	$9.96	$9.91	$9.28

Total return	1.48%	(0.18)%	0.85%	8.09%	(4.07)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,223,829	$1,356,452	$1,525,237	$1,673,028	$1,120,616
Ratio of expenses to average net assets:
After waivers	0.84%	0.83%	0.87%	0.90%	0.91%
Before waivers	0.84%	0.83%	0.87%	0.90%	0.93%
Ratio of net investment income (loss) to average net assets:
After waivers	0.50%	0.45%	0.33%	0.75%	2.91%
Before waivers	0.50%	0.45%	0.33%	0.75%	2.89%
Portfolio turnover rate	189%	210%	206%	246%	1,056%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO(ii)

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.88	$9.96

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.09	(0.03)

Total from investment operations	0.17	(0.01)

Less distributions:
Dividends from net investment income	(0.08)	(0.07)

Net asset value, end of period	$9.97	$9.88

Total return (b)	1.74%	(0.05)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,942,891	$1,950,832
Ratio of expenses to average net assets:
After waivers (a)	0.59%	0.58%
Before waivers (a)	0.59%	0.58%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.75%	0.71%
Before waivers (a)	0.75%	0.71%
Portfolio turnover rate	189%	210%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(ii)	On September 11, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Short Duration Bond Portfolio and AXA Rosenberg Value Long/Short Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/PIMCO Ultra Short Bond Portfolio.

See Notes to Financial Statements.

EQ/QUALITY BOND PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	2.66%	2.00%	2.89%
Portfolio – Class IB Shares**	2.66	1.81	2.67
Barclays Intermediate U.S. Government Bond Index†	1.73	4.51	4.10
Barclays Intermediate U.S. Government/Credit Index	3.89	5.18	4.62
* Date of inception 10/1/93. ** Date of inception 7/8/98. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 2.66% for the year ended December 31, 2012. The Portfolio’s benchmark, the Barclays Intermediate U.S. Government Bond Index, returned 1.73% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Corporate security selection added to Portfolio performance for the year.

•	An underweight relative to the benchmark in U.S. Treasuries was beneficial, as were relative overweights to corporate mortgage backed securities (CMBs) and investment grade corporate bonds.

•	Exposure to high yield bonds added to performance as well.

What hurt performance during the year:

•	CMBs security selection detracted from Portfolio performance.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

At year-end, we maintained a moderate level of risk in the portfolio, largely focused on a well-diversified overweight in investment-grade corporate debt. Despite the recent narrowing of spreads, corporate bonds remain fairly valued, in our view. Corporate (non-financial) fundamentals continue to exhibit mid- to late-cycle behavior in the U.S., where revenue growth is still positive but the rate of growth is decelerating — primarily due to macroeconomics. Despite a weaker growth environment, corporate supply and demand dynamics are expected to remain favorable. The portfolio also continued to be overweight commercial mortgage-backed securities and asset-backed securities and underweight Treasuries. We expect interest rates to remain low in an environment of moderate slow global growth and low inflation.

Portfolio Characteristics As of December 31, 2012
Weighted Average Life (Years)	4.69
Weighted Average Coupon (%)	2.46
Weighted Average Modified Duration (Years)*	4.07
Weighted Average Rating	AA
* Modified duration is a measure of the price senstivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of December 31, 2012	% of Net Assets
Government Securities	80.8%
Corporate Bonds	11.4
Asset-Backed and Mortgage-Backed Securities	5.7
Equities & Warrants	0.0 #
Cash and Other	2.1

Total	100.0%

# Less than 0.05%

EQ/QUALITY BOND PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,011.00	$3.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.48	3.70
Class IB
Actual	1,000.00	1,011.00	3.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.51	3.66

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.73% and 0.72%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (5.7%)
Asset-Backed Securities (3.2%)
Ally Auto Receivables Trust,
Series 2012-5 A2 0.450%, 7/15/15		$385,000	$384,873
American Express Credit Account Master Trust,
Series 2012-2 A 0.680%, 3/15/18		1,360,000	1,364,568
Series 2012-5 A 0.590%, 5/15/18		755,000	755,056
AmeriCredit Automobile Receivables Trust,
Series 2011-3 A2 0.840%, 11/10/14		210,877	210,965
Series 2011-4 A2 0.920%, 3/9/15		206,933	207,177
Series 2011-5 A2 1.190%, 8/8/15		184,854	185,377
Series 2012-3 A3 0.960%, 1/9/17		805,000	808,585
Series 2012-4 A2 0.490%, 4/8/16		630,000	630,199
Avis Budget Rental Car Funding AESOP LLC,
Series 2012-3A A 2.100%, 3/20/19§		480,000	489,649
Bank of America Auto Trust,
Series 2012-1 A4 1.030%, 12/15/16		570,000	576,599
BMW Floorplan Master Owner Trust,
Series 2012-1A A 0.609%, 9/15/17 (l)§		858,000	856,793
CarMax Auto Owner Trust,
Series 2012-1 A3 0.890%, 9/15/16		735,000	739,798
Chase Issuance Trust,
Series 2012-A7 A7 2.160%, 9/16/24		640,000	637,597
CIT Canada Equipment Receivables Trust,
Series 2012-1A A1 1.705%, 7/22/13§	CAD	148,447	149,261
CIT Equipment Collateral,
Series 2012-VT1 A3 1.100%, 8/22/16§		$391,785	392,905
CitiFinancial Mortgage Securities, Inc.,
Series 2003-1 AFPT 3.860%, 1/25/33 (e)		89,764	91,026
CNH Equipment Trust,
Series 2010-C A3 1.170%, 5/15/15		175,107	175,716
Series 2012-A A3 0.940%, 5/15/17		557,355	560,520
Discover Card Master Trust,
Series 2012-A1 A1 0.810%, 8/15/17		439,000	441,430
Series 2012-A3 A 0.860%, 11/15/17		406,000	408,659
Dryrock Issuance Trust,
Series 2012-2 A 0.640%, 8/15/18		750,000	749,554
Exeter Automobile Receivables Trust,
Series 2012-1A A 2.020%, 8/15/16§		337,539	338,898
Series 2012-2A A 1.300%, 6/15/17§		$538,691	$539,801
Ford Auto Securitization Trust,
Series 2011-R3A A2 1.960%, 7/15/15§	CAD	930,194	937,750
Ford Credit Auto Lease Trust,
Series 2011-A A2 0.740%, 9/15/13		$144,032	144,070
Series 2012-B A2 0.540%, 11/15/14		699,000	699,398
Ford Credit Auto Owner Trust,
Series 2012-D B 1.010%, 5/15/18		210,000	209,615
Ford Credit Floorplan Master Owner Trust,
Series 2012-4 A1 0.740%, 9/15/16		1,415,000	1,415,623
GE Capital Credit Card Master Note Trust,
Series 2012-6 A 1.360%, 8/17/20		685,000	694,662
Series 2012-7 A 1.760%, 9/15/22		590,000	590,117
GE Dealer Floorplan Master Note Trust,
Series 2012-3 A 0.701%, 6/20/17 (l)		1,095,000	1,095,122
GE Equipment Midticket LLC,
Series 2011-1 A3 1.000%, 8/24/15		302,234	303,536
Gracechurch Card Funding plc,
Series 2012-1A A1 0.909%, 2/15/17 (l)§		725,000	729,645
Huntington Auto Trust,
Series 2011-1A A3 1.010%, 1/15/16§		474,000	476,563
Mercedes-Benz Auto Lease Trust,
Series 2011-B A2 0.900%, 1/15/14§		421,185	421,449
Mercedes-Benz Master Owner Trust,
Series 2012-AA A 0.790%, 11/15/17§		641,000	640,940
Navistar Financial Corp. Owner Trust,
Series 2012-A A2 0.850%, 3/18/15§		815,000	816,817
Nissan Auto Lease Trust,
Series 2012-A A2A 0.680%, 7/15/14		599,559	600,570
Series 2012-B A2A 0.450%, 6/15/15		328,000	327,931
Penarth Master Issuer plc,
Series 2012-1A A1 0.779%, 3/18/14 (l)§		806,000	807,660
RASC Trust,
Series 2003-KS3 A2 0.810%, 5/25/33 (l)		43,010	37,579
Santander Drive Auto Receivables Trust,
Series 2012-3 A3 1.080%, 4/15/16		755,000	760,162
Series 2012-6 A2 0.470%, 9/15/15		285,000	285,006
SmartTrust,
Series 2011-2USA A2A 1.220%, 11/14/13§		122,187	122,237

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Series 2012-4US A2A 0.670%, 6/14/15	$430,000	$430,024
Volkswagen Auto Loan Enhanced Trust,
Series 2011-1 A3 1.220%, 6/22/15	1,249,854	1,255,265
World Financial Network Credit Card Master Trust,
Series 2012-B A 1.760%, 5/17/21	430,000	434,434
World Omni Automobile Lease Securitization Trust,
Series 2011-A A2 0.810%, 10/15/13	275,481	275,615

		26,206,796

Non-Agency CMO (2.5%)
Banc of America Commercial Mortgage, Inc.,
Series 2006-5 A4 5.414%, 9/10/47	865,000	983,911
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-2 1A4 2.737%, 5/25/35 (l)	242,346	231,338
CS First Boston Mortgage Securities Corp.,
Series 2004-C1 A4 4.750%, 1/15/37 (l)	286,946	296,073
CW Capital Cobalt Ltd.,
Series 2007-C3 A4 5.803%, 5/15/46 (l)	850,000	1,005,336
Greenwich Capital Commercial Funding Corp.,
Series 2003-C1 A4 4.111%, 7/5/35	312,131	314,131
Series 2005-GG3 A4 4.799%, 8/10/42 (l)	900,000	959,271
Series 2007-GG9 A2 5.381%, 3/10/39	1,061,368	1,095,375
Series 2007-GG9 A4 5.444%, 3/10/39	1,335,000	1,542,781
GS Mortgage Securities Corp. II,
Series 2006-GG6 A4 5.553%, 4/10/38 (l)	1,642,000	1,848,926
Series 2012-GCJ7 A4 3.377%, 5/10/45	1,360,000	1,461,916
Series 2012-GCJ9 A3 2.773%, 11/10/45	891,886	897,257
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2005-CB11 A4 5.335%, 8/12/37 (l)	642,000	699,410
Series 2006-CB14 A4 5.481%, 12/12/44 (l)	349,000	391,524
Series 2007-LD11 A4 5.812%, 6/15/49 (l)	1,280,000	1,496,074
Series 2010-C2 A1 2.749%, 11/15/43§	570,470	596,622
LB-UBS Commercial Mortgage Trust,
Series 2003-C3 A4 4.166%, 5/15/32	549,396	549,690
Series 2004-C2 A4 4.367%, 3/15/36	266,000	274,807
Series 2004-C4 A4 5.533%, 6/15/29 (l)	275,000	290,862
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-A8 A1C1 5.250%, 8/25/36 (l)	87,408	87,582
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-2 A4 5.893%, 6/12/46 (l)	$74,000	$84,840
Series 2006-3 A2 5.291%, 7/12/46 (l)	1,286,897	1,307,525
Series 2006-3 A4 5.414%, 7/12/46 (l)	1,921,000	2,211,234
Motel 6 Trust,
Series 2012-MTL6 A2 1.948%, 10/5/25§	523,000	527,407
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA1 A1A 0.866%, 2/25/47 (l)	513,683	382,245
WF-RBS Commercial Mortgage Trust,
Series 2012-C10 A3 2.875%, 12/15/45	420,149	427,017

		19,963,154

Total Asset-Backed and Mortgage-Backed Securities		46,169,950

Corporate Bonds (11.4%)
Consumer Discretionary (1.2%)
Hotels, Restaurants & Leisure (0.1%)
Marriott International, Inc.
5.625%, 2/15/13	314,000	315,650
3.000%, 3/1/19	361,000	372,470
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.375%, 3/15/22	435,000	462,188

		1,150,308

Media (1.0%)
CBS Corp.
8.875%, 5/15/19	281,000	381,571
5.750%, 4/15/20	193,000	231,166
3.375%, 3/1/22	124,000	128,817
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	267,000	403,657
Comcast Corp.
5.150%, 3/1/20	615,000	733,149
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
4.750%, 10/1/14	267,000	284,294
4.600%, 2/15/21	335,000	367,390
3.800%, 3/15/22	350,000	360,852
Globo Comunicacao e Participacoes S.A.
5.307%, 5/11/22 (e)§	274,000	292,974
News America, Inc.
9.250%, 2/1/13	332,000	334,208
6.150%, 2/15/41	370,000	465,173
Omnicom Group, Inc.
3.625%, 5/1/22	240,000	249,123
Reed Elsevier Capital, Inc.
8.625%, 1/15/19	586,000	754,122
Time Warner Cable, Inc.
7.500%, 4/1/14	329,000	356,343
5.000%, 2/1/20	352,000	411,857
Time Warner Entertainment Co. LP
8.375%, 3/15/23	184,000	262,205
Time Warner, Inc.
7.625%, 4/15/31	547,000	748,908
Turner Broadcasting System, Inc.
8.375%, 7/1/13	226,000	234,158

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Viacom, Inc.
5.625%, 9/15/19	$108,000	$129,985
WPP Finance 2010
4.750%, 11/21/21	250,000	270,784
WPP Finance UK Corp.
8.000%, 9/15/14	312,000	344,582

		7,745,318

Multiline Retail (0.1%)
Dollar General Corp.
4.125%, 7/15/17	113,000	118,650
Kohl’s Corp.
3.250%, 2/1/23	240,000	234,774
Macy’s Retail Holdings, Inc.
3.875%, 1/15/22	715,000	754,325

		1,107,749

Total Consumer Discretionary		10,003,375

Consumer Staples (0.3%)
Food & Staples Retailing (0.1%)
Kroger Co.
3.400%, 4/15/22	451,000	468,653

Food Products (0.2%)
Bunge Ltd. Finance Corp.
5.875%, 5/15/13	296,000	301,220
5.100%, 7/15/15	217,000	235,355
Cadbury Schweppes U.S. Finance LLC
5.125%, 10/1/13§	524,000	539,275
Tyson Foods, Inc.
4.500%, 6/15/22	635,000	687,388

		1,763,238

Tobacco (0.0%)
Reynolds American, Inc.
3.250%, 11/1/22	295,000	295,646

Total Consumer Staples		2,527,537

Energy (1.8%)
Energy Equipment & Services (0.2%)
Transocean, Inc.
2.500%, 10/15/17	279,000	282,858
Weatherford International Ltd.
9.625%, 3/1/19	560,000	730,913
5.125%, 9/15/20	95,000	103,901

		1,117,672

Oil, Gas & Consumable Fuels (1.6%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	478,000	547,123
6.450%, 9/15/36	206,000	255,986
Cimarex Energy Co.
5.875%, 5/1/22	207,000	225,371
Encana Corp.
3.900%, 11/15/21	860,000	933,481
Energy Transfer Partners LP
6.700%, 7/1/18	353,000	428,410
7.500%, 7/1/38	357,000	456,400
Enterprise Products Operating LLC
5.200%, 9/1/20	455,000	543,691
EQT Corp.
8.125%, 6/1/19	298,000	368,929
Gaz Capital S.A. for Gazprom OAO
6.212%, 11/22/16 (m)	$484,000	$543,290
KazMunaiGaz Finance Sub B.V.
7.000%, 5/5/20§	458,000	570,210
Kinder Morgan Energy Partners LP
4.150%, 3/1/22	193,000	209,900
3.950%, 9/1/22	624,000	680,684
Korea National Oil Corp.
3.125%, 4/3/17§	710,000	744,506
Marathon Petroleum Corp.
3.500%, 3/1/16	89,000	95,716
5.125%, 3/1/21	472,000	555,017
Nabors Industries, Inc.
9.250%, 1/15/19	502,000	662,785
Noble Energy, Inc.
8.250%, 3/1/19	575,000	755,108
Noble Holding International Ltd.
4.900%, 8/1/20	56,000	62,353
Petrobras International Finance Co.
5.375%, 1/27/21	555,000	625,085
Petronas Capital Ltd.
5.250%, 8/12/19§	785,000	936,153
Phillips 66
4.300%, 4/1/22§	725,000	788,726
TransCanada PipeLines Ltd.
6.350%, 5/15/67 (l)	519,000	550,140
Valero Energy Corp.
6.125%, 2/1/20	406,000	493,350
Williams Cos., Inc.
3.700%, 1/15/23	414,000	418,345
Williams Partners LP
5.250%, 3/15/20	325,000	375,254
Williams Partners LP/Williams Partners Finance Corp.
7.250%, 2/1/17	146,000	177,238

		13,003,251

Total Energy		14,120,923

Financials (4.1%)
Capital Markets (0.6%)
Bear Stearns Cos. LLC
5.550%, 1/22/17	524,000	590,679
Goldman Sachs Group, Inc.
7.500%, 2/15/19	732,000	920,361
6.000%, 6/15/20	494,000	585,160
5.750%, 1/24/22	205,000	240,708
Macquarie Bank Ltd.
5.000%, 2/22/17§	146,000	159,327
Macquarie Group Ltd.
4.875%, 8/10/17§	371,000	393,319
Merrill Lynch & Co., Inc.
6.400%, 8/28/17	329,000	388,359
Morgan Stanley
6.625%, 4/1/18	345,000	403,649
5.500%, 7/24/20	498,000	559,216
5.500%, 7/28/21	714,000	807,087
Vesey Street Investment Trust I
4.404%, 9/1/16 (e)	219,000	237,036

		5,284,901

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount		Value (Note 1)
Commercial Banks (1.0%)
ABN AMRO Bank N.V.
4.310%, 3/29/49 (l)	EUR	161,000	$175,854
Barclays Bank plc
7.625%, 11/21/22		$348,000	349,044
6.625%, 3/30/22 (m)	EUR	400,000	621,929
Compass Bank
5.500%, 4/1/20		$543,000	543,541
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.950%, 11/9/22		315,000	323,135
DnB Bank ASA
3.200%, 4/3/17§		710,000	757,826
Fifth Third Bancorp
3.500%, 3/15/22		279,000	294,633
HSBC Holdings plc
5.100%, 4/5/21		305,000	360,819
4.000%, 3/30/22		735,000	803,267
ING Bank N.V.
2.000%, 9/25/15§		645,000	653,124
Landwirtschaftliche Rentenbank
5.125%, 2/1/17		306,000	358,455
National Capital Trust II
5.486%, 12/29/49 (l)§		181,000	181,000
Royal Bank of Scotland plc
9.500%, 3/16/22 (l)(m)		168,000	197,632
Santander U.S. Debt S.A.U.
2.991%, 10/7/13§		737,000	737,985
Societe Generale S.A.
2.500%, 1/15/14§		355,000	359,707
SouthTrust Corp.
5.800%, 6/15/14		367,000	391,501
UBS AG/Connecticut
7.625%, 8/17/22		260,000	286,000
UFJ Finance Aruba AEC
6.750%, 7/15/13		232,000	239,540
UniCredit Luxembourg Finance S.A.
6.000%, 10/31/17§		175,000	175,696
Wachovia Corp.
5.500%, 5/1/13		258,000	262,341

			8,073,029

Consumer Finance (0.3%)
Ford Motor Credit Co. LLC
5.000%, 5/15/18		1,039,000	1,140,303
SLM Corp.
7.250%, 1/25/22		905,000	990,975

			2,131,278

Diversified Financial Services (1.2%)
AngloGold Ashanti Holdings plc
5.375%, 4/15/20		487,000	500,393
Bank of America Corp.
7.375%, 5/15/14		450,000	487,806
5.650%, 5/1/18		70,000	81,384
7.625%, 6/1/19		127,000	162,810
5.875%, 2/7/42		505,000	632,270
Citigroup, Inc.
8.500%, 5/22/19		652,000	876,111
5.375%, 8/9/20		491,000	578,924
5.950%, 12/31/49 (l)		640,000	649,600
General Electric Capital Corp.
4.650%, 10/17/21		290,000	330,868
Harley-Davidson Funding Corp.
5.750%, 12/15/14§		$574,000	$624,127
IPIC GMTN Ltd.
3.750%, 3/1/17§		720,000	763,163
JPMorgan Chase & Co.
6.300%, 4/23/19		622,000	773,888
4.400%, 7/22/20		314,000	354,974
7.900%, 4/29/49 (l)		386,000	437,627
LBG Capital No.1 plc
8.000%, 12/29/49 (l)(m)		313,000	323,955
National Credit Union Administration Guaranteed Notes
Series A3 2.350%, 6/12/17		20,000	21,196
Series A5 3.450%, 6/12/21		20,000	22,162
Nationwide Building Society
6.250%, 2/25/20§		812,000	923,130
ORIX Corp.
4.710%, 4/27/15		562,000	601,818
Private Export Funding Corp.
4.550%, 5/15/15		40,000	43,659
4.950%, 11/15/15		20,000	22,550
1.375%, 2/15/17		60,000	61,402
4.375%, 3/15/19		20,000	23,498
TECO Finance, Inc.
4.000%, 3/15/16		177,000	188,219
5.150%, 3/15/20		218,000	255,732

			9,741,266

Insurance (0.6%)
Allied World Assurance Co. Holdings Ltd./Bermuda
7.500%, 8/1/16		198,000	234,072
American International Group, Inc.
6.400%, 12/15/20		440,000	548,319
4.875%, 6/1/22		210,000	239,710
Guardian Life Insurance Co. of America
7.375%, 9/30/39§		294,000	404,415
Hartford Financial Services Group, Inc.
4.000%, 3/30/15		161,000	169,878
5.500%, 3/30/20		406,000	472,886
5.125%, 4/15/22		180,000	205,931
Lincoln National Corp.
8.750%, 7/1/19		178,000	237,656
Massachusetts Mutual Life Insurance Co.
8.875%, 6/1/39§		157,000	233,778
MetLife Capital Trust IV
7.875%, 12/15/37§		327,000	398,940
MetLife, Inc.
7.717%, 2/15/19		199,000	261,662
Nationwide Mutual Insurance Co.
9.375%, 8/15/39§		607,000	861,503
Prudential Financial, Inc.
5.625%, 6/15/43 (l)		440,000	455,400
XL Group plc
5.250%, 9/15/14		384,000	407,807

			5,131,957

Real Estate Investment Trusts (REITs) (0.4%)
American Tower Corp.
5.050%, 9/1/20		613,000	689,989
HCP, Inc.
6.000%, 1/30/17		504,000	582,025
5.375%, 2/1/21		235,000	267,613

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Health Care REIT, Inc.
6.200%, 6/1/16	$508,000	$581,903
5.250%, 1/15/22	210,000	234,874
Healthcare Realty Trust, Inc.
5.125%, 4/1/14	259,000	269,791
Host Hotels & Resorts LP
5.250%, 3/15/22	290,000	319,725

		2,945,920

Thrifts & Mortgage Finance (0.0%)
Countrywide Financial Corp.
6.250%, 5/15/16	232,000	256,940

Total Financials		33,565,291

Health Care (0.3%)
Health Care Providers & Services (0.2%)
Coventry Health Care, Inc.
6.300%, 8/15/14	459,000	496,867
6.125%, 1/15/15	58,000	63,220
5.950%, 3/15/17	149,000	172,840
Humana, Inc.
6.450%, 6/1/16	66,000	75,673
7.200%, 6/15/18	479,000	588,309
Laboratory Corp. of America Holdings
2.200%, 8/23/17	69,000	70,658
WellPoint, Inc.
3.300%, 1/15/23	224,000	229,361

		1,696,928

Pharmaceuticals (0.1%)
Watson Pharmaceuticals, Inc.
3.250%, 10/1/22	229,000	234,157

Total Health Care		1,931,085

Industrials (0.5%)
Aerospace & Defense (0.1%)
B/E Aerospace, Inc.
5.250%, 4/1/22	435,000	459,469
Embraer S.A.
5.150%, 6/15/22	183,000	198,097

		657,566

Airlines (0.1%)
Southwest Airlines Co.
5.250%, 10/1/14	467,000	497,847
5.750%, 12/15/16	204,000	230,588

		728,435

Building Products (0.0%)
Owens Corning, Inc.
6.500%, 12/1/16	451,000	509,630

Commercial Services & Supplies (0.1%)
ADT Corp.
3.500%, 7/15/22§	109,000	107,813
Aviation Capital Group Corp.
7.125%, 10/15/20§	269,000	286,821
Republic Services, Inc.
5.500%, 9/15/19	422,000	499,744

		894,378

Road & Rail (0.2%)
Asciano Finance Ltd.
3.125%, 9/23/15§	728,000	733,186
Con-way, Inc.
6.700%, 5/1/34	$238,000	$253,329
Ryder System, Inc.
7.200%, 9/1/15	210,000	240,280
5.850%, 11/1/16	221,000	252,984

		1,479,779

Total Industrials		4,269,788

Information Technology (0.2%)
Communications Equipment (0.1%)
Telefonaktiebolaget LM Ericsson
4.125%, 5/15/22	700,000	723,074

Computers & Peripherals (0.0%)
Hewlett-Packard Co.
4.650%, 12/9/21	325,000	326,246

Internet Software & Services (0.0%)
Baidu, Inc.
2.250%, 11/28/17	228,000	229,638

Office Electronics (0.0%)
Xerox Corp.
8.250%, 5/15/14	5,000	5,455

Semiconductors & Semiconductor Equipment (0.1%)
Intel Corp.
4.800%, 10/1/41	400,000	436,850

Total Information Technology		1,721,263

Materials (0.5%)
Chemicals (0.2%)
Basell Finance Co. B.V.
8.100%, 3/15/27§	195,000	260,325
Dow Chemical Co.
7.600%, 5/15/14	52,000	56,722
8.550%, 5/15/19	302,000	406,853
4.125%, 11/15/21	230,000	252,912
5.250%, 11/15/41	225,000	249,638
LyondellBasell Industries N.V.
5.750%, 4/15/24	540,000	634,500

		1,860,950

Containers & Packaging (0.1%)
Ball Corp.
5.000%, 3/15/22	435,000	467,081

Metals & Mining (0.1%)
Alcoa, Inc.
5.400%, 4/15/21	415,000	432,887
Vale S.A.
5.625%, 9/11/42	630,000	686,599

		1,119,486

Paper & Forest Products (0.1%)
International Paper Co.
7.950%, 6/15/18	391,000	504,734
4.750%, 2/15/22	225,000	254,937

		759,671

Total Materials		4,207,188

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount		Value (Note 1)
Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.3%)
AT&T, Inc.
5.350%, 9/1/40		$495,000	$575,622
British Telecommunications plc
2.000%, 6/22/15		282,000	289,322
5.950%, 1/15/18		139,000	166,884
Deutsche Telekom International Finance B.V.
4.875%, 3/6/42§		730,000	773,605
Telecom Italia Capital S.A.
7.175%, 6/18/19		444,000	514,056
Telefonica Emisiones S.A.U.
5.462%, 2/16/21		275,000	294,300

			2,613,789

Wireless Telecommunication Services (0.1%)
Rogers Communications, Inc.
4.000%, 6/6/22	CAD	63,000	66,008
U.S. Cellular Corp.
6.700%, 12/15/33		$148,000	154,065

			220,073

Total Telecommunication Services			2,833,862

Utilities (2.1%)
Electric Utilities (0.3%)
Allegheny Energy Supply Co. LLC
5.750%, 10/15/19§		321,000	357,350
FirstEnergy Corp.
Series C 7.375%, 11/15/31		223,000	288,600
MidAmerican Energy Holdings Co.
6.125%, 4/1/36		595,000	743,945
Pacific Gas & Electric Co. 4.500%, 12/15/41		285,000	309,587
SPI Electricity & Gas Australia Holdings Pty Ltd.
6.150%, 11/15/13§		364,000	375,434
Union Electric Co. 6.700%, 2/1/19		77,000	97,188

			2,172,104

Gas Utilities (0.2%)
DCP Midstream LLC 5.350%, 3/15/20§		206,000	228,468
ONEOK, Inc. 4.250%, 2/1/22		710,000	773,224
Talent Yield Investments Ltd. 4.500%, 4/25/22§		710,000	780,219

			1,781,911

Independent Power Producers & Energy Traders (1.5%)
Constellation Energy Group, Inc.
5.150%, 12/1/20		139,000	159,228
Perusahaan Listrik Negara PT 5.500%, 11/22/21§		411,000	462,868
Tennessee Valley Authority
5.500%, 7/18/17		150,000	181,308
3.875%, 2/15/21		250,000	290,538
1.875%, 8/15/22		500,000	495,955
Series B 4.375%, 6/15/15		$9,965,000	$10,959,429

			12,549,326

Multi-Utilities (0.1%)
CMS Energy Corp. 5.050%, 3/15/22		229,000	255,335
NiSource Finance Corp. 6.800%, 1/15/19		425,000	517,347

			772,682

Total Utilities			17,276,023

Total Corporate Bonds			92,456,335

Government Securities (80.8%)
Agency CMO (7.4%)
Federal Home Loan Mortgage Corp.
2.377% 3/1/34 (l)		183,543	194,621
5.500% 1/1/35		319,846	347,857
5.500% 7/1/35		220,197	240,789
2.384% 11/1/35 (l)		450,079	474,961
2.774% 11/1/37 (l)		136,796	146,729
5.500% 4/1/38		811,618	875,850
2.842% 5/1/38 (l)		614,002	648,902
4.500% 10/1/39		4,521,989	4,844,181
Federal National Mortgage Association
4.500% 6/1/26		3,325,548	3,575,483
9.000% 8/1/26		2,567	3,063
5.500% 4/1/33		292,844	320,984
5.500% 7/1/33		324,200	355,354
5.000% 11/1/33		864,288	937,482
2.340% 3/1/34 (l)		385,968	410,943
5.500% 4/1/34		164,799	180,533
5.500% 5/1/34		109,054	119,397
5.500% 11/1/34		496,952	543,619
5.500% 2/1/35		3,462,338	3,790,719
6.000% 4/1/35		378,513	420,840
4.500% 8/1/35		591,656	638,411
4.500% 9/1/35		585,617	632,169
5.000% 2/1/36		578,045	625,643
5.000% 7/1/36		263,467	285,245
2.418% 2/1/37 (l)		212,697	227,358
5.500% 3/1/37		381,571	413,945
3.015% 8/1/37 (l)		233,460	248,050
6.000% 8/1/37		3,678,419	4,021,690
6.000% 10/1/37		1,467,318	1,604,248
5.500% 5/1/38		403,300	437,517
6.000% 5/1/38		593,674	649,075
5.500% 6/1/38		1,770,388	1,920,594
6.000% 10/1/38		345,650	377,906
5.000% 12/1/39		467,172	510,751
6.000% 2/1/40		365,152	398,487
6.000% 4/1/40		275,765	301,069
4.000% 1/1/41		1,012,314	1,083,927
4.000% 12/1/41		7,370,972	7,903,928
3.000% 1/25/28 TBA		2,820,000	2,976,863
4.500% 1/25/28 TBA		1,780,000	1,914,473
3.000% 1/25/43 TBA		3,710,000	3,888,254
3.500% 1/25/43 TBA		5,580,000	5,948,804
4.500% 1/25/43 TBA		4,110,000	4,440,084

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
Government National Mortgage Association
8.500% 10/15/17	$817	$882
8.500% 11/15/17	2,888	3,118
8.000% 7/15/26	324	351

		59,885,149

Foreign Governments (0.2%)
Republic of Indonesia 5.250% 1/17/42§	725,000	845,531
Russian Federation 7.500% 3/31/30 (e)(m)	421,600	539,648
State of Qatar 4.500% 1/20/22§	500,000	572,248

		1,957,427

Supranational (0.2%)
Asian Development Bank 5.500% 6/27/16	422,000	493,221
Inter-American Development Bank 5.125% 9/13/16	473,000	550,764
International Bank for Reconstruction & Development
9.250% 7/15/17	266,000	359,237
Nordic Investment Bank 5.000% 2/1/17	473,000	554,627

		1,957,849

U.S. Government Agencies (41.0%)
Federal Farm Credit Bank
0.350% 1/27/14	350,000	349,989
0.250% 1/30/14	1,000,000	999,870
1.125% 2/27/14	2,850,000	2,878,517
2.625% 4/17/14	1,150,000	1,184,695
0.300% 4/23/14	1,000,000	1,000,105
0.360% 6/25/14	700,000	700,322
0.300% 7/18/14	1,350,000	1,349,692
0.300% 8/21/14	41,525,000	41,509,204
1.625% 11/19/14	200,000	204,770
0.450% 4/24/15	1,000,000	999,984
4.875% 12/16/15	1,000,000	1,132,002
0.625% 3/23/16	1,000,000	999,566
0.730% 7/26/16	1,000,000	999,920
5.125% 8/25/16	550,000	641,127
4.875% 1/17/17	1,450,000	1,692,998
2.500% 6/20/22	150,000	151,055
Federal Home Loan Bank
3.125% 12/13/13	50,000	51,361
0.875% 12/27/13	100,000	100,614
0.330% 1/3/14	700,000	700,507
0.375% 1/29/14	2,100,000	2,102,799
0.300% 2/13/14	350,000	350,106
2.375% 3/14/14	1,000,000	1,024,933
1.375% 5/28/14	2,750,000	2,792,776
0.375% 6/12/14	2,750,000	2,752,617
5.250% 6/18/14	2,850,000	3,055,768
0.400% 7/30/14	700,000	700,155
0.450% 8/7/14	700,000	700,216
0.400% 8/13/14	350,000	350,094
5.500% 8/13/14	1,150,000	1,246,517
0.375% 8/28/14	350,000	350,016
0.400% 11/14/14	1,000,000	1,000,883
2.750% 12/12/14	1,000,000	1,046,158
0.450% 2/13/15	1,000,000	1,000,324
2.750% 3/13/15	$1,350,000	$1,421,148
0.500% 11/20/15	1,700,000	1,705,211
1.000% 3/11/16	1,000,000	1,015,566
3.125% 3/11/16	350,000	378,919
5.375% 5/18/16	2,400,000	2,791,986
2.125% 6/10/16	1,700,000	1,791,494
2.000% 9/9/16	1,000,000	1,050,442
4.750% 12/16/16	1,150,000	1,337,536
4.875% 5/17/17	1,200,000	1,414,579
5.250% 6/5/17	350,000	417,147
1.000% 6/9/17	1,350,000	1,355,734
1.000% 6/21/17	1,665,000	1,684,395
1.050% 7/26/17	700,000	700,058
2.250% 9/8/17	150,000	159,684
5.000% 11/17/17	10,420,000	12,502,891
4.750% 6/8/18	150,000	179,666
1.875% 3/8/19	2,400,000	2,499,151
5.375% 5/15/19	150,000	188,295
1.625% 6/14/19	450,000	457,169
4.125% 12/13/19	50,000	59,137
4.125% 3/13/20	350,000	414,251
4.625% 9/11/20	700,000	844,255
3.625% 3/12/21	50,000	56,939
5.625% 6/11/21	150,000	195,446
Federal Home Loan Mortgage Corp.
4.875% 11/15/13	1,350,000	1,404,552
0.625% 12/23/13	1,450,000	1,454,585
2.500% 1/7/14	1,150,000	1,176,242
0.450% 1/9/14	700,000	701,435
0.550% 1/9/14	250,000	250,020
4.500% 1/15/14	1,700,000	1,775,077
0.600% 1/24/14	50,000	50,014
5.000% 1/30/14	1,550,000	1,629,406
1.375% 2/25/14	1,850,000	1,873,515
0.375% 2/27/14	1,350,000	1,351,556
0.400% 2/27/14	500,000	500,161
2.500% 4/23/14	2,150,000	2,212,372
0.375% 4/28/14	700,000	700,746
5.000% 7/15/14	1,350,000	1,447,726
0.625% 7/25/14	200,000	200,066
3.000% 7/28/14	1,150,000	1,198,893
1.000% 7/30/14	1,500,000	1,516,931
1.000% 8/20/14	600,000	606,630
1.000% 8/27/14	1,700,000	1,719,571
0.375% 8/28/14	2,750,000	2,752,221
5.000% 11/13/14	50,000	54,330
0.750% 11/25/14	2,050,000	2,066,552
0.625% 12/29/14	2,050,000	2,062,061
0.850% 1/9/15	350,000	350,058
0.800% 1/13/15	50,000	50,291
4.500% 1/15/15	1,100,000	1,191,446
0.650% 1/30/15	50,000	50,220
0.800% 1/30/15	50,000	50,029
2.875% 2/9/15	2,050,000	2,159,236
0.550% 2/13/15	150,000	150,459
0.550% 2/27/15	200,000	200,130
0.500% 4/17/15	1,700,000	1,705,697
0.600% 5/22/15	50,000	50,058
1.000% 6/30/15	50,000	50,376
4.375% 7/17/15	1,350,000	1,485,980
0.500% 8/28/15	1,350,000	1,352,524

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
1.750% 9/10/15	$1,750,000	$1,813,510
4.750% 11/17/15	1,450,000	1,629,142
1.000% 1/27/16	50,000	50,356
0.850% 2/24/16	1,400,000	1,408,536
1.000% 2/24/16	50,000	50,378
5.250% 4/18/16	1,800,000	2,078,269
1.000% 5/16/16	700,000	701,802
2.500% 5/27/16	1,500,000	1,599,219
5.500% 7/18/16	1,400,000	1,642,182
2.000% 8/25/16	2,050,000	2,155,027
5.125% 10/18/16	1,400,000	1,637,606
2.250% 1/23/17	50,000	51,047
5.000% 2/16/17	1,000,000	1,175,349
1.200% 3/6/17	700,000	707,127
1.000% 3/8/17	2,050,000	2,077,232
5.000% 4/18/17	1,200,000	1,418,093
1.250% 5/12/17	1,700,000	1,738,171
1.000% 6/29/17	1,350,000	1,364,743
2.250% 7/3/17	700,000	707,274
1.000% 7/25/17	350,000	352,410
1.100% 7/25/17	550,000	550,329
1.000% 7/28/17	2,050,000	2,071,422
2.000% 8/8/17	50,000	50,544
5.500% 8/23/17	1,200,000	1,458,598
1.000% 9/12/17	350,000	351,573
1.000% 9/29/17	6,000,000	6,053,562
5.125% 11/17/17	1,600,000	1,928,524
4.875% 6/13/18	1,600,000	1,932,530
3.750% 3/27/19	1,450,000	1,678,614
1.750% 5/30/19	1,350,000	1,396,709
3.000% 7/10/19	350,000	354,645
1.250% 8/1/19	3,920,000	3,922,206
3.000% 8/1/19	1,000,000	1,014,636
3.000% 8/6/20	350,000	355,245
2.375% 1/13/22	5,772,000	6,028,878
Federal National Mortgage Association
2.875% 12/11/13	350,000	358,681
0.750% 12/18/13	400,000	401,947
2.750% 2/5/14	2,400,000	2,465,233
1.250% 2/27/14	2,050,000	2,073,228
2.750% 3/13/14	7,150,000	7,362,574
1.250% 3/14/14	50,000	50,584
4.125% 4/15/14	1,350,000	1,416,765
2.500% 5/15/14	1,700,000	1,751,808
1.125% 6/27/14	1,350,000	1,366,844
0.875% 8/28/14	1,750,000	1,766,565
1.500% 9/8/14	50,000	50,981
3.000% 9/16/14	1,250,000	1,307,631
4.625% 10/15/14	21,770,000	23,455,479
0.625% 10/30/14	1,350,000	1,358,474
2.625% 11/20/14	2,000,000	2,086,485
0.750% 12/19/14	1,350,000	1,361,267
0.750% 1/30/15	50,000	50,274
0.800% 2/13/15	50,000	50,306
0.750% 2/24/15	350,000	351,960
0.550% 2/27/15	400,000	401,248
5.000% 3/2/15	50,000	54,985
0.375% 3/16/15	2,050,000	2,051,432
5.000% 4/15/15	1,350,000	1,493,442
0.500% 5/27/15	1,350,000	1,354,688
0.625% 6/4/15	350,000	351,515
0.500% 7/2/15	$2,050,000	$2,055,749
0.650% 7/16/15	700,000	700,134
2.375% 7/28/15	1,500,000	1,575,708
2.150% 8/4/15	50,000	52,226
0.540% 8/7/15	1,000,000	1,000,287
0.500% 8/20/15	50,000	50,027
0.550% 8/20/15	350,000	350,153
0.600% 8/20/15	350,000	350,177
2.000% 9/21/15	50,000	52,115
0.500% 9/28/15	1,700,000	1,704,946
4.375% 10/15/15	3,400,000	3,773,305
1.625% 10/26/15	2,050,000	2,119,566
0.750% 11/24/15	350,000	350,684
0.800% 11/24/15	1,350,000	1,352,823
0.560% 2/16/16	350,000	349,614
0.700% 2/22/16	1,000,000	1,000,572
0.800% 2/24/16	50,000	50,269
2.000% 3/10/16	50,000	52,359
2.250% 3/15/16	950,000	1,002,628
5.000% 3/15/16	1,900,000	2,172,224
2.375% 4/11/16	2,500,000	2,650,898
1.125% 4/26/16	700,000	701,979
5.375% 7/15/16	2,050,000	2,393,263
0.850% 7/18/16	1,000,000	1,000,256
0.750% 7/26/16	350,000	350,735
5.250% 9/15/16	700,000	819,830
1.250% 9/28/16	1,800,000	1,844,311
1.375% 11/15/16	2,700,000	2,780,889
4.875% 12/15/16	1,350,000	1,574,280
1.000% 1/3/17	1,000,000	1,000,250
1.250% 1/30/17	2,050,000	2,098,734
5.000% 2/13/17	1,550,000	1,821,941
1.250% 2/27/17	50,000	50,079
1.200% 3/6/17	50,000	50,509
1.250% 3/6/17	50,000	50,093
1.200% 3/8/17	150,000	150,272
1.375% 3/8/17	350,000	350,750
1.125% 4/27/17	1,700,000	1,729,453
5.000% 5/11/17	1,750,000	2,070,302
(Zero Coupon), 6/1/17	100,000	96,205
5.375% 6/12/17	1,550,000	1,863,839
1.125% 6/28/17	700,000	703,156
1.000% 8/21/17	150,000	150,651
0.875% 8/28/17	2,750,000	2,761,648
1.100% 8/28/17	350,000	351,748
1.375% 8/28/17	350,000	350,641
0.875% 10/26/17	9,300,000	9,329,241
1.550% 1/10/19	700,000	700,221
1.750% 1/30/19	150,000	151,761
1.700% 8/28/19	700,000	700,373
(Zero Coupon), 10/9/19	50,000	43,803
2.700% 3/28/22	1,350,000	1,357,759
6.250% 5/15/29	5,743,000	8,249,795
Financing Corp.
9.400% 2/8/18 IO STRIPS	70,000	97,839
9.650% 11/2/18 IO STRIPS	140,000	206,176
8.600% 9/26/19 IO STRIPS	30,000	42,841
Residual Funding Corp.
(Zero Coupon), 7/15/20 STRIPS	6,305,000	5,604,398

		332,958,294

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
U.S. Treasuries (32.0%)
U.S. Treasury Bonds
11.250% 2/15/15	$200,000	$246,239
10.625% 8/15/15	100,000	126,783
9.875% 11/15/15	150,000	190,627
9.250% 2/15/16	100,000	127,436
7.250% 5/15/16	350,000	429,677
7.500% 11/15/16	1,000,000	1,267,415
8.750% 5/15/17	450,000	608,429
8.875% 8/15/17	250,000	343,830
9.125% 5/15/18	200,000	287,858
9.000% 11/15/18	200,000	293,230
8.875% 2/15/19	700,000	1,031,883
8.125% 8/15/19	200,000	291,059
8.500% 2/15/20	150,000	225,779
8.750% 5/15/20	200,000	307,131
8.750% 8/15/20	500,000	774,008
7.875% 2/15/21	200,000	300,975
8.125% 5/15/21	250,000	383,591
8.000% 11/15/21	200,000	308,751
4.500% 2/15/36	1,583,000	2,082,573
4.625% 2/15/40	4,978,300	6,724,646
3.000% 5/15/42	2,150,000	2,189,556
2.750% 8/15/42	785,000	757,623
U.S. Treasury Notes
0.500% 10/15/14	3,150,000	3,164,273
2.375% 10/31/14	1,350,000	1,401,980
0.375% 11/15/14	350,000	350,822
4.250% 11/15/14	550,000	590,833
2.125% 11/30/14	1,350,000	1,397,883
0.250% 12/15/14	350,000	350,000
2.625% 12/31/14	1,300,000	1,361,334
0.250% 1/15/15	1,700,000	1,699,535
2.250% 1/31/15	1,450,000	1,509,393
0.250% 2/15/15	1,350,000	1,349,378
4.000% 2/15/15	2,000,000	2,156,906
2.375% 2/28/15	2,200,000	2,299,034
2.500% 3/31/15	800,000	839,756
2.500% 4/30/15	1,400,000	1,471,312
4.125% 5/15/15	1,450,000	1,580,341
2.125% 5/31/15	1,050,000	1,095,527
1.875% 6/30/15	650,000	675,203
1.750% 7/31/15	1,900,000	1,969,365
0.250% 8/15/15	1,000,000	998,211
4.250% 8/15/15	1,450,000	1,597,571
1.250% 8/31/15	700,000	716,980
1.250% 9/30/15	1,100,000	1,127,457
1.250% 10/31/15	1,750,000	1,794,393
4.500% 11/15/15	1,100,000	1,229,937
1.375% 11/30/15	2,300,000	2,367,652
2.125% 12/31/15	550,000	578,750
2.000% 1/31/16	1,800,000	1,889,030
4.500% 2/15/16	1,250,000	1,408,857
2.125% 2/29/16	450,000	474,507
2.625% 2/29/16	2,200,000	2,354,172
2.250% 3/31/16	700,000	741,705
2.375% 3/31/16	1,700,000	1,807,312
2.000% 4/30/16	1,000,000	1,052,086
2.625% 4/30/16	1,000,000	1,072,539
5.125% 5/15/16	600,000	693,750
1.750% 5/31/16	650,000	678,961
3.250% 5/31/16	$250,000	$273,750
1.500% 6/30/16	1,350,000	1,399,328
3.250% 6/30/16	2,050,000	2,248,754
1.500% 7/31/16	1,900,000	1,970,003
3.250% 7/31/16	1,000,000	1,098,906
4.875% 8/15/16	500,000	578,754
1.000% 8/31/16	14,031,700	14,299,398
3.000% 8/31/16	1,500,000	1,636,875
1.000% 9/30/16	1,850,000	1,885,222
3.000% 9/30/16	2,300,000	2,513,649
3.125% 10/31/16	2,100,000	2,308,212
4.625% 11/15/16	1,850,000	2,140,782
0.875% 11/30/16	2,660,000	2,697,677
0.875% 12/31/16	2,550,000	2,584,983
3.250% 12/31/16	1,550,000	1,716,625
0.875% 1/31/17	1,600,000	1,621,237
3.125% 1/31/17	1,350,000	1,490,432
4.625% 2/15/17	1,200,000	1,398,750
0.875% 2/28/17	1,350,000	1,367,782
3.000% 2/28/17	1,500,000	1,650,012
3.250% 3/31/17	1,700,000	1,890,453
3.125% 4/30/17	850,000	941,906
2.750% 5/31/17	1,500,000	1,639,934
0.750% 6/30/17	1,070,000	1,076,378
2.500% 6/30/17	1,050,000	1,137,528
0.500% 7/31/17	1,055,000	1,048,612
2.375% 7/31/17	1,600,000	1,725,375
4.750% 8/15/17	650,000	771,768
0.625% 8/31/17	4,180,000	4,176,245
1.875% 8/31/17	1,850,000	1,953,918
1.875% 9/30/17	1,700,000	1,795,094
1.875% 10/31/17	1,500,000	1,584,492
4.250% 11/15/17	1,750,000	2,049,100
0.625% 11/30/17	1,050,000	1,046,546
2.750% 12/31/17	300,000	330,091
2.625% 1/31/18	1,450,000	1,586,855
3.500% 2/15/18	1,350,000	1,537,218
2.750% 2/28/18	1,000,000	1,101,563
2.875% 3/31/18	400,000	443,450
2.625% 4/30/18	350,000	383,573
3.875% 5/15/18	350,000	406,722
2.375% 5/31/18	1,000,000	1,083,391
2.375% 6/30/18	1,750,000	1,896,467
2.250% 7/31/18	1,850,000	1,992,566
4.000% 8/15/18	400,000	469,972
1.500% 8/31/18	1,650,000	1,708,291
1.375% 9/30/18	1,500,000	1,541,930
1.750% 10/31/18	1,350,000	1,415,791
3.750% 11/15/18	2,200,000	2,561,694
1.375% 11/30/18	1,750,000	1,796,430
1.375% 12/31/18	1,350,000	1,385,005
1.250% 1/31/19	1,350,000	1,374,374
2.750% 2/15/19	1,750,000	1,937,701
1.375% 2/28/19	1,000,000	1,024,695
1.250% 4/30/19	47,965,000	48,683,727
3.125% 5/15/19	1,500,000	1,698,598
0.875% 7/31/19	1,700,000	1,678,870
3.625% 8/15/19	1,100,000	1,280,873
3.375% 11/15/19	2,300,000	2,644,389
3.625% 2/15/20	1,800,000	2,102,934
3.500% 5/15/20	2,100,000	2,438,100

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Principal Amount	Value (Note 1)
2.625% 8/15/20	$2,100,000	$2,306,095
2.625% 11/15/20	1,750,000	1,920,529
3.125% 5/15/21	700,000	793,800
1.625% 8/15/22	31,011,800	30,807,801
1.625% 11/15/22	1,105,000	1,092,880

		260,290,699

Total Government Securities		657,049,418

Total Long-Term Debt Securities (97.9%) (Cost $778,089,783)		795,675,703

	Number of Shares	Value (Note 1)
COMMON STOCK:
Financials (0.0%)
Diversified Financial Services (0.0%)
Leucadia National Corp.	29	690

Total Common Stocks (0.0%) (Cost $—)		690

Total Investments (97.9%) (Cost $778,089,783)		795,676,393
Other Assets Less Liabilities (2.1%)		16,837,554

Net Assets (100%)		$812,513,947

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2012, the market value of these securities amounted to $26,127,149 or 3.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2012. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2012.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2012, the market value of these securities amounted to $2,226,454 or 0.3% of net assets.

Glossary:

CAD	— Canadian Dollar
CMO	— Collateralized Mortgage Obligation
EUR	— Euro
IO	— Interest Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TBA	— To Be Announced; Security is subject to delayed delivery

Investments in companies which were affiliates for the year ended December 31, 2012, were as follows:

Securities	Market Value December 31, 2011	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)
EQ/AllianceBernstein Short-Term Bond Portfolio	$320,739,862	$270	$321,232,678	$—	$—	$1,922,749
EQ/Intermediate Government Bond Portfolio (a)(aa)	194,480,209	329,502,966	523,336,956	—	95,299	5,424,124

	$515,220,071	$329,503,236	$844,569,634	$—	$95,299	$7,346,873

(a)	Formerly known as EQ/Intermediate Government Bond Index Portfolio.
(aa)	On September 13, 2012 the Portfolio exchanged its Class K shares in EQ/Intermediate Government Bond Portfolio for securities in the amount of $527,631,645. These amounts are reflected in the table listed above.

At December 31, 2012, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contract	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar vs. U.S. Dollar, expiring 1/31/13	JPMorgan Chase Bank	38	$37,723	$37,763	$(40)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar vs. U.S. Dollar, expiring 1/31/13	Royal Bank of Canada	1,189	$1,206,114	$1,194,510	$11,604
European Union Euro vs. U.S. Dollar, expiring 1/17/13	Citibank N.A.	539	705,684	711,367	(5,683)

					$5,921

					$5,881

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$26,206,796	$—	$26,206,796
Non-Agency CMO	—	19,963,154	—	19,963,154
Common Stocks
Financials	690	—	—	690
Corporate Bonds
Consumer Discretionary	—	10,003,375	—	10,003,375
Consumer Staples	—	2,527,537	—	2,527,537
Energy	—	14,120,923	—	14,120,923
Financials	—	33,565,291	—	33,565,291
Health Care	—	1,931,085	—	1,931,085
Industrials	—	4,269,788	—	4,269,788
Information Technology	—	1,721,263	—	1,721,263
Materials	—	4,207,188	—	4,207,188
Telecommunication Services	—	2,833,862	—	2,833,862
Utilities	—	17,276,023	—	17,276,023
Forward Currency Contracts	—	11,604	—	11,604
Government Securities
Agency CMO	—	59,885,149	—	59,885,149
Foreign Governments	—	1,957,427	—	1,957,427
Supranational	—	1,957,849	—	1,957,849
U.S. Government Agencies	—	332,958,294	—	332,958,294
U.S. Treasuries	—	260,290,699	—	260,290,699

Total Assets	$690	$795,687,307	$—	$795,687,997

Liabilities:
Forward Currency Contracts	$—	$(5,723)	$—	$(5,723)

Total Liabilities	$—	$(5,723)	$—	$(5,723)

Total	$690	$795,681,584	$—	$795,682,274

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	11,604
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$11,604

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(5,723)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(5,723)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(484,975)	—	(484,975)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(484,975)	$—	$(484,975)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(2,233)	—	(2,233)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(2,233)	$—	$(2,233)

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $4,076,000 during the year ended December 31, 2012.

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$519,397,545
Long-term U.S. government debt securities	325,673,195

$845,070,740

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$723,158,132
Long-term U.S. government debt securities	135,184,352

$858,342,484

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$18,060,210
Aggregate gross unrealized depreciation	(474,242)

Net unrealized appreciation	$17,585,968

Federal income tax cost of investments	$778,090,425

The Portfolio has a net capital loss carryforward of $156,756,010 of which $38,461,379 expires in the year 2016 and $118,294,631 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $11,682,015 during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $778,089,783)	$795,676,393
Cash	34,543,951
Dividends, interest and other receivables	4,394,388
Receivable from Separate Accounts for Trust shares sold	609,551
Receivable for securities sold	27,948
Unrealized appreciation on forward foreign currency contracts	11,604
Other assets	10,756

Total assets	835,274,591

LIABILITIES
Payable for forward committments	19,173,882
Payable to Separate Accounts for Trust shares redeemed	2,326,653
Payable for securities purchased	550,035
Investment management fees payable	288,736
Distribution fees payable - Class IB	129,274
Administrative fees payable	112,149
Distribution fees payable - Class IA	43,876
Unrealized depreciation on forward foreign currency contracts	5,723
Trustees’ fees payable	1,225
Accrued expenses	129,091

Total liabilities	22,760,644

NET ASSETS	$812,513,947

Net assets were comprised of:
Paid in capital	$952,144,011
Accumulated undistributed net investment income (loss)	(65,484)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(157,158,377)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	17,593,797

Net assets	$812,513,947

Class IA
Net asset value, offering and redemption price per share, $204,780,013 / 23,779,621 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.61

Class IB
Net asset value, offering and redemption price per share, $607,733,934 / 70,842,821 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.58

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Interest (net of $490 foreign withholding tax)	$8,840,859
Dividends ($95,299 of dividend income received from affiliates)	110,500

Total income	8,951,359

EXPENSES
Investment management fees	3,225,367
Distribution fees - Class IB	1,556,727
Administrative fees	1,284,379
Distribution fees - Class IA	459,120
Printing and mailing expenses	95,224
Professional fees	67,635
Custodian fees	35,001
Trustees’ fees	23,208
Miscellaneous	40,369

Gross expenses	6,787,030
Less: Waiver from investment advisor	(1,687,020)

Net expenses	5,100,010

NET INVESTMENT INCOME (LOSS)	3,851,349

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($7,346,873 of realized gain (loss) from affiliates)	12,979,220
Foreign currency transactions	(527,032)

Net realized gain (loss)	12,452,188

Change in unrealized appreciation (depreciation) on:
Securities ($153,673 of change in unrealized appreciation (depreciation) from affiliates)	4,812,831
Foreign currency translations	1,292

Net change in unrealized appreciation (depreciation)	4,814,123

NET REALIZED AND UNREALIZED GAIN (LOSS)	17,266,311

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,117,660

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,851,349	$19,011,086
Net realized gain (loss) on investments, securities sold short and foreign currency transactions	12,452,188	17,518,325
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	4,814,123	(26,205,636)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	21,117,660	10,323,775

DIVIDENDS:
Dividends from net investment income
Class IA	(1,292,259)	(4,622,723)
Class IB	(3,811,268)	(15,311,781)

TOTAL DIVIDENDS	(5,103,527)	(19,934,504)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 6,767,234 and 1,433,674 shares, respectively ]	58,188,706	12,300,768
Capital shares issued in reinvestment of dividends [ 150,208 and 548,533 shares, respectively ]	1,292,259	4,622,723
Capital shares repurchased [ (3,480,051) and (5,032,565) shares, respectively ]	(29,817,367)	(43,266,375)

Total Class IA transactions	29,663,598	(26,342,884)

Class IB
Capital shares sold [ 7,384,433 and 10,560,725 shares, respectively ]	62,981,314	90,434,597
Capital shares issued in reinvestment of dividends [ 444,706 and 1,823,754 shares, respectively ]	3,811,268	15,311,781
Capital shares repurchased [ (12,106,202) and (18,794,733) shares, respectively ]	(103,350,178)	(161,025,488)

Total Class IB transactions	(36,557,596)	(55,279,110)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(6,893,998)	(81,621,994)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,120,135	(91,232,723)
NET ASSETS:
Beginning of year	803,393,812	894,626,535

End of year (a)	$812,513,947	$803,393,812

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(65,484)	$59,154

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO(jj)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012		2011		2010		2009	2008
Net asset value, beginning of year	$8.44		$8.55		$9.02		$8.75	$9.94

Income (loss) from investment operations:
Net investment income (loss)	0.04	(e)(x)	0.21	(e)(x)	0.29	(e)(x)	0.30 (e)	0.63
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.18		(0.09)		0.29		0.26	(1.26)

Total from investment operations	0.22		0.12		0.58		0.56	(0.63)

Less distributions:
Dividends from net investment income	(0.05)		(0.23)		(1.05)		(0.29)	(0.56)

Net asset value, end of year	$8.61		$8.44		$8.55		$9.02	$8.75

Total return	2.66%		1.42%		6.49%		6.34%	(6.36)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$204,780		$171,714		$200,072		$2,755,163	$883,979
Ratio of expenses to average net assets:
After waivers	0.63	%(f)(j)	0.19	%(f)(k)	0.56	%(f)(m)	0.59%	0.65%
Before waivers	0.84	%(f)	0.59	%(f)	0.58	%(f)	0.59%	0.65%
Ratio of net investment income (loss) to average net assets:
After waivers	0.48	%(x)	2.44	%(f)(x)	3.08	%(f)(x)	3.38%	4.80%
Before waivers	0.28	%(x)	2.03	%(f)(x)	3.06	%(f)(x)	3.38%	4.80%
Portfolio turnover rate	106%		63%		94%		173%	135%

	Year Ended December 31,
Class IB	2012		2011		2010		2009	2008
Net asset value, beginning of year	$8.41		$8.52		$8.98		$8.71	$9.89

Income (loss) from investment operations:
Net investment income (loss)	0.04	(e)(x)	0.19	(e)(x)	0.26	(e)(x)	0.28 (e)	0.48
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.18		(0.09)		0.30		0.25	(1.13)

Total from investment operations	0.22		0.10		0.56		0.53	(0.65)

Less distributions:
Dividends from net investment income	(0.05)		(0.21)		(1.02)		(0.26)	(0.53)

Net asset value, end of year	$8.58		$8.41		$8.52		$8.98	$8.71

Total return	2.66%		1.16%		6.29%		6.09%	(6.57)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$607,734		$631,680		$694,555		$697,681	$410,584
Ratio of expenses to average net assets:
After waivers	0.63	%(f)(j)	0.44	%(f)(k)	0.70	%(f)(m)	0.84%	0.90%
Before waivers	0.84	%(f)	0.84	%(f)	0.82	%(f)	0.84%	0.90%
Ratio of net investment income (loss) to average net assets:
After waivers	0.48	%(x)	2.18	%(f)(x)	2.77	%(f)(x)	3.09%	4.53%
Before waivers	0.27	%(x)	1.77	%(f)(x)	2.64	%(f)(x)	3.09%	4.53%
Portfolio turnover rate	106%		63%		94%		173%	135%
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.85% for Class IA and 0.85% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.60% for Class IA and 0.85% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.57% for Class IA and 0.78% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(jj)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Caywood-Scholl High Yield Bond Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Quality Bond PLUS Portfolio.

See Notes to Financial Statements.

EQ/SMALL COMPANY INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	15.55%	3.20%	9.39%
Portfolio – Class IB Shares*	15.66	3.01	9.14
Portfolio – Class K Shares***	15.84	N/A	20.24
Russell 2000® Index	16.35	3.56	9.72
* Date of inception 1/1/98. ** Date of inception 3/25/02. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 15.55% for the year ended December 31, 2012. The Portfolio’s benchmark, the Russell 2000® Index, returned 16.35% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance for the year ending December 31, 2012 were Financials, Consumer Discretionary, Industrials, Health Care and Information Technology.

•

The top five stocks that provided the most positive impact to benchmark performance for the year ending December 31, 2012 were Pharmacyclics Inc., Ocwen Financial Corp., 3-D Systems Corp., Louisiana Pacific Corp. and Onyx Pharmaceuticals.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year ending December 31, 2012 were Energy, Telecommunication Services, Utilities, Consumer Staples and Materials.

•

The five stocks that provided the most negative impact to benchmark performance for the year ending December 31, 2012 were Key Energy Services Inc., Knight Capital Group, Barrett Bill Corp., Quality System Inc. and Questcor Pharmaceutical.

Sector Weightings as of December 31, 2012	% of Net Assets
Financials	22.2%
Information Technology	16.5
Industrials	15.3
Consumer Discretionary	13.8
Health Care	11.8
Energy	5.9
Materials	5.2
Utilities	3.5
Consumer Staples	3.5
Telecommunication Services	0.7
Cash and Other	1.6

100.0%

EQ/SMALL COMPANY INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,069.40	$3.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.97	3.20
Class IB
Actual	1,000.00	1,070.42	3.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.97	3.20
Class K
Actual	1,000.00	1,071.00	1.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.23	1.93

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.63%, 0.63% and 0.38%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (13.8%)
Auto Components (0.9%)
American Axle & Manufacturing Holdings, Inc.*	62,775	$703,080
Cooper Tire & Rubber Co.	43,822	1,111,326
Dana Holding Corp.	118,365	1,847,678
Dorman Products, Inc.	17,700	625,518
Drew Industries, Inc.	18,670	602,107
Exide Technologies, Inc.*	48,100	164,502
Federal-Mogul Corp.*	21,000	168,420
Fuel Systems Solutions, Inc.*	7,100	104,370
Gentherm, Inc.*	13,400	178,220
Standard Motor Products, Inc.	12,800	284,416
Stoneridge, Inc.*	17,400	89,088
Superior Industries International, Inc.	16,146	329,378
Tenneco, Inc.*	45,497	1,597,400

		7,805,503

Automobiles (0.0%)
Winnebago Industries, Inc.*	17,346	297,137

Distributors (0.2%)
Core-Mark Holding Co., Inc.	8,000	378,800
Pool Corp.	34,578	1,463,341

		1,842,141

Diversified Consumer Services (1.3%)
American Public Education, Inc.*	16,907	610,512
Ascent Capital Group, Inc., Class A*	13,131	813,334
Capella Education Co.*	12,845	362,614
Career Education Corp.*	31,100	109,472
Coinstar, Inc.*	24,386	1,268,316
Corinthian Colleges, Inc.*	38,500	93,940
Education Management Corp.*	38,300	167,754
Grand Canyon Education, Inc.*	24,848	583,182
Hillenbrand, Inc.	46,000	1,040,060
K12, Inc.*	21,984	449,353
Lincoln Educational Services Corp.	11,200	62,608
Matthews International Corp., Class A	26,639	855,112
Regis Corp.	53,252	901,024
Sotheby’s, Inc.	53,202	1,788,651
Steiner Leisure Ltd.*	13,032	628,012
Stewart Enterprises, Inc., Class A	69,487	530,881
Strayer Education, Inc.	9,000	505,530
Universal Technical Institute, Inc.	16,700	167,668

		10,938,023

Hotels, Restaurants & Leisure (3.1%)
AFC Enterprises, Inc.*	20,300	530,439
Ameristar Casinos, Inc.	23,700	621,888
Biglari Holdings, Inc.*	891	347,508
BJ’s Restaurants, Inc.*	17,234	566,999
Bob Evans Farms, Inc.	21,290	855,858
Boyd Gaming Corp.*	25,000	166,000
Bravo Brio Restaurant Group, Inc.*	10,500	141,015
Buffalo Wild Wings, Inc.*	13,300	968,506
Caesars Entertainment Corp.*	23,370	161,720
CEC Entertainment, Inc.	18,498	613,949
Cheesecake Factory, Inc.	38,621	$1,263,679
Churchill Downs, Inc.	9,293	617,520
Cracker Barrel Old Country Store, Inc.	16,123	1,036,064
Denny’s Corp.*	76,200	371,856
DineEquity, Inc.*	11,281	755,827
Domino’s Pizza, Inc.	45,313	1,973,381
Einstein Noah Restaurant Group, Inc.	109	1,331
Ignite Restaurant Group, Inc.*	8,500	110,500
International Speedway Corp., Class A	21,600	596,592
Interval Leisure Group, Inc.	36,800	713,552
Isle of Capri Casinos, Inc.*	18,400	103,040
Jack in the Box, Inc.*	31,539	902,015
Krispy Kreme Doughnuts, Inc.*	44,500	417,410
Life Time Fitness, Inc.*	30,600	1,505,826
Marcus Corp.	16,500	205,755
Marriott Vacations Worldwide Corp.*	18,900	787,563
Multimedia Games Holding Co., Inc.*	19,500	286,845
Orient-Express Hotels Ltd., Class A*	71,509	835,940
Papa John’s International, Inc.*	12,771	701,639
Pinnacle Entertainment, Inc.*	55,600	880,148
Red Robin Gourmet Burgers, Inc.*	12,100	427,009
Ruby Tuesday, Inc.*	49,828	391,648
Scientific Games Corp., Class A*	52,100	451,707
SHFL Entertainment, Inc.*	38,749	561,861
Six Flags Entertainment Corp.	30,395	1,860,174
Sonic Corp.*	51,138	532,347
Speedway Motorsports, Inc.	13,800	246,192
Texas Roadhouse, Inc.	39,618	665,582
Vail Resorts, Inc.	26,794	1,449,287
WMS Industries, Inc.*	39,200	686,000

		26,312,172

Household Durables (1.1%)
American Greetings Corp., Class A	30,057	507,663
Beazer Homes USA, Inc.*	10,320	174,305
Blyth, Inc.	7,500	116,625
Cavco Industries, Inc.*	4,700	234,906
Ethan Allen Interiors, Inc.	21,554	554,153
Helen of Troy Ltd.*	28,998	968,243
Hovnanian Enterprises, Inc., Class A*	70,185	491,295
iRobot Corp.*	15,900	297,966
KB Home	56,500	892,700
La-Z-Boy, Inc.	49,009	693,477
Libbey, Inc.*	14,400	278,640
M.D.C. Holdings, Inc.	27,500	1,010,900
M/I Homes, Inc.*	13,600	360,400
Meritage Homes Corp.*	19,839	740,987
NACCO Industries, Inc., Class A	3,800	230,622
Ryland Group, Inc.	31,356	1,144,494
Sealy Corp.*	52,930	114,858
Skullcandy, Inc.*	10,000	77,900
Standard Pacific Corp.*	76,900	565,215
Zagg, Inc.*	11,300	83,168

		9,538,517

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Internet & Catalog Retail (0.3%)
Blue Nile, Inc.*	9,800	$377,300
HSN, Inc.	28,868	1,590,050
Overstock.com, Inc.*	9,500	135,945
Shutterfly, Inc.*	25,497	761,595

		2,864,890

Leisure Equipment & Products (0.5%)
Arctic Cat, Inc.*	8,600	287,154
Brunswick Corp.	67,358	1,959,444
Callaway Golf Co.	52,763	342,960
JAKKS Pacific, Inc.	20,698	259,139
LeapFrog Enterprises, Inc.*	29,100	251,133
Smith & Wesson Holding Corp.*	48,135	406,259
Sturm Ruger & Co., Inc.	14,400	653,760

		4,159,849

Media (1.2%)
Arbitron, Inc.	24,981	1,166,113
Belo Corp., Class A	76,323	585,397
Central European Media Enterprises Ltd., Class A*	23,300	142,829
Crown Media Holdings, Inc., Class A*	91,811	169,850
Cumulus Media, Inc., Class A*	77,700	207,459
Digital Generation, Inc.*	13,960	151,606
EW Scripps Co., Class A*	24,000	259,440
Harte-Hanks, Inc.	25,500	150,450
LIN TV Corp., Class A*	2,229	16,784
Lions Gate Entertainment Corp.*	60,400	990,560
Live Nation Entertainment, Inc.*	116,413	1,083,805
McClatchy Co., Class A*	43,900	143,553
MDC Partners, Inc., Class A	15,800	178,540
Meredith Corp.	26,700	919,815
National CineMedia, Inc.	38,023	537,265
New York Times Co., Class A*	100,700	858,971
Scholastic Corp.	22,160	655,050
Sinclair Broadcast Group, Inc., Class A	36,300	458,106
Valassis Communications, Inc.	32,134	828,415
Value Line, Inc.	2,281	20,461
World Wrestling Entertainment, Inc., Class A	28,400	224,076

		9,748,545

Multiline Retail (0.2%)
Fred’s, Inc., Class A	35,015	466,050
Gordmans Stores, Inc.*	13,700	205,774
Saks, Inc.*	84,616	889,314

		1,561,138

Specialty Retail (3.5%)
Aeropostale, Inc.*	59,300	771,493
America’s Car-Mart, Inc.*	6,200	251,224
ANN, Inc.*	34,204	1,157,463
Asbury Automotive Group, Inc.*	20,842	667,569
Barnes & Noble, Inc.*	21,300	321,417
bebe stores, Inc.	24,100	96,159
Big 5 Sporting Goods Corp.	7,438	97,438
Brown Shoe Co., Inc.	39,863	732,283
Buckle, Inc.	23,389	1,044,085
Cabela’s, Inc.*	35,935	1,500,286
Cato Corp., Class A	23,623	$647,979
Children’s Place Retail Stores, Inc.*	21,690	960,650
Conn’s, Inc.*	14,400	441,792
Express, Inc.*	63,700	961,233
Finish Line, Inc., Class A	40,613	768,804
Five Below, Inc.*	5,005	160,360
Francesca’s Holdings Corp.*	24,800	643,808
Genesco, Inc.*	16,957	932,635
Group 1 Automotive, Inc.	19,837	1,229,696
hhgregg, Inc.*	11,800	82,836
Hibbett Sports, Inc.*	19,355	1,020,009
Hot Topic, Inc.	32,400	312,660
Jos. A. Bank Clothiers, Inc.*	23,587	1,004,335
Kirkland’s, Inc.*	11,600	122,844
Lithia Motors, Inc., Class A	16,100	602,462
Lumber Liquidators Holdings, Inc.*	19,576	1,034,200
Mattress Firm Holding Corp.*	3,100	76,043
Men’s Wearhouse, Inc.	36,951	1,151,393
Monro Muffler Brake, Inc.	21,604	755,492
Office Depot, Inc.*	203,800	668,464
OfficeMax, Inc.	70,987	692,833
Penske Automotive Group, Inc.	35,500	1,068,195
PEP Boys-Manny, Moe & Jack	39,777	391,008
Pier 1 Imports, Inc.	71,156	1,423,120
Rent-A-Center, Inc.	42,203	1,450,095
rue21, Inc.*	11,800	335,002
Select Comfort Corp.*	43,800	1,146,246
Shoe Carnival, Inc.	10,200	208,998
Sonic Automotive, Inc., Class A	22,725	474,725
Stage Stores, Inc.	21,774	539,560
Stein Mart, Inc.	29,300	220,922
Systemax, Inc.	12,071	116,485
Tilly’s, Inc., Class A*	14,800	199,652
Vitamin Shoppe, Inc.*	21,000	1,204,560
Zumiez, Inc.*	16,900	328,029

		30,016,542

Textiles, Apparel & Luxury Goods (1.5%)
Cherokee, Inc.	8,179	112,134
Columbia Sportswear Co.	9,634	514,070
Crocs, Inc.*	63,734	917,132
Fifth & Pacific Cos., Inc.*	77,265	961,949
G-III Apparel Group Ltd.*	12,100	414,183
Iconix Brand Group, Inc.*	53,631	1,197,044
Jones Group, Inc.	67,394	745,378
Maidenform Brands, Inc.*	17,330	337,762
Movado Group, Inc.	12,300	377,364
Oxford Industries, Inc.	10,300	477,508
Quiksilver, Inc.*	88,300	375,275
Skechers U.S.A., Inc., Class A*	31,479	582,362
Steven Madden Ltd.*	27,427	1,159,339
True Religion Apparel, Inc.	23,610	600,166
Tumi Holdings, Inc.*	15,400	321,090
Vera Bradley, Inc.*	14,527	364,628
Warnaco Group, Inc.*	29,097	2,082,472
Wolverine World Wide, Inc.	37,240	1,526,095

		13,065,951

Total Consumer Discretionary		118,150,408

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Consumer Staples (3.5%)
Beverages (0.2%)
Boston Beer Co., Inc., Class A*	4,974	$668,754
Central European Distribution Corp.*	41,800	90,706
Coca-Cola Bottling Co. Consolidated	3,600	239,400
National Beverage Corp.	13,900	202,801

		1,201,661

Food & Staples Retailing (1.0%)
Andersons, Inc.	14,406	618,017
Casey’s General Stores, Inc.	25,413	1,349,430
Chefs’ Warehouse, Inc.*	13,900	219,759
Harris Teeter Supermarkets, Inc.	30,802	1,187,725
Ingles Markets, Inc., Class A	15,000	258,900
Pantry, Inc.*	13,335	161,754
Pricesmart, Inc.	13,052	1,005,657
Rite Aid Corp.*	447,000	607,920
Roundy’s, Inc.	6,300	28,035
Spartan Stores, Inc.	16,270	249,907
SUPERVALU, Inc.	151,100	373,217
Susser Holdings Corp.*	6,900	237,981
United Natural Foods, Inc.*	36,788	1,971,469
Village Super Market, Inc., Class A	7,100	233,306
Weis Markets, Inc.	8,051	315,358

		8,818,435

Food Products (1.6%)
B&G Foods, Inc.	39,300	1,112,583
Calavo Growers, Inc.	8,300	209,243
Cal-Maine Foods, Inc.	11,692	470,252
Chiquita Brands International, Inc.*	35,600	293,700
Darling International, Inc.*	80,197	1,286,360
Diamond Foods, Inc.	18,037	246,566
Dole Food Co., Inc.*	27,300	313,131
Farmer Bros Co.*	8,217	118,571
Fresh Del Monte Produce, Inc.	26,804	706,286
Hain Celestial Group, Inc.*	26,280	1,424,902
J&J Snack Foods Corp.	11,703	748,290
Lancaster Colony Corp.	13,737	950,463
Lifeway Foods, Inc.	17,015	148,711
Pilgrim’s Pride Corp.*	32,100	232,725
Post Holdings, Inc.*	19,700	674,725
Sanderson Farms, Inc.	17,293	822,282
Seneca Foods Corp., Class A*	8,900	270,560
Smart Balance, Inc.*	43,200	557,280
Snyders-Lance, Inc.	34,640	835,170
Tootsie Roll Industries, Inc.	21,894	567,493
TreeHouse Foods, Inc.*	28,333	1,476,999

		13,466,292

Household Products (0.2%)
Central Garden & Pet Co., Class A*	34,733	362,960
Harbinger Group, Inc.*	44,200	339,898
Spectrum Brands Holdings, Inc.	14,600	655,978
WD-40 Co.	12,027	566,592

		1,925,428

Personal Products (0.3%)
Elizabeth Arden, Inc.*	19,800	$891,198
Inter Parfums, Inc.	12,000	233,520
Medifast, Inc.*	11,700	308,763
Prestige Brands Holdings, Inc.*	36,000	721,080
Star Scientific, Inc.*	103,707	277,935
Synutra International, Inc.*	55,300	256,039
USANA Health Sciences, Inc.*	4,050	133,366

		2,821,901

Tobacco (0.2%)
Universal Corp.	16,753	836,142
Vector Group Ltd.	36,583	543,989

		1,380,131

Total Consumer Staples		29,613,848

Energy (5.9%)
Energy Equipment & Services (2.0%)
Basic Energy Services, Inc.*	17,700	201,957
Bristow Group, Inc.	27,080	1,453,113
C&J Energy Services, Inc.*	31,700	679,648
Cal Dive International, Inc.*	51,298	88,746
Dril-Quip, Inc.*	27,205	1,987,325
Exterran Holdings, Inc.*	46,900	1,028,048
Forum Energy Technologies, Inc.*	15,800	391,050
Geospace Technologies Corp.*	9,000	799,830
Global Geophysical Services, Inc.*	51,500	198,275
Gulf Island Fabrication, Inc.	9,796	235,398
Gulfmark Offshore, Inc., Class A	19,255	663,335
Heckmann Corp.*	74,457	300,062
Helix Energy Solutions Group, Inc.*	83,800	1,729,632
Hercules Offshore, Inc.*	97,424	602,080
Hornbeck Offshore Services, Inc.*	25,534	876,838
ION Geophysical Corp.*	105,500	686,805
Key Energy Services, Inc.*	107,572	747,625
Lufkin Industries, Inc.	24,788	1,440,926
Matrix Service Co.*	18,600	213,900
Natural Gas Services Group, Inc.*	9,477	155,612
Newpark Resources, Inc.*	70,202	551,086
Parker Drilling Co.*	102,029	469,333
PHI, Inc. (Non-Voting)*	9,300	311,457
Pioneer Energy Services Corp.*	43,400	315,084
RigNet, Inc.*	14,400	294,192
Tesco Corp.*	20,200	230,078
TETRA Technologies, Inc.*	70,061	531,763
Vantage Drilling Co.*	148,300	271,389
Willbros Group, Inc.*	31,198	167,221

		17,621,808

Oil, Gas & Consumable Fuels (3.9%)
Abraxas Petroleum Corp.*	47,300	103,587
Alon USA Energy, Inc.	20,000	361,800
Amyris, Inc.*	8,400	26,208
Apco Oil and Gas International, Inc.	7,355	90,540
Approach Resources, Inc.*	23,400	585,234
Arch Coal, Inc.	151,100	1,106,052
Berry Petroleum Co., Class A	40,021	1,342,704
Bill Barrett Corp.*	36,802	654,708
Bonanza Creek Energy, Inc.*	7,700	213,983

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
BPZ Resources, Inc.*	68,255	$215,003
Carrizo Oil & Gas, Inc.*	26,003	543,983
Clayton Williams Energy, Inc.*	4,000	160,000
Clean Energy Fuels Corp.*	47,059	585,884
Cloud Peak Energy, Inc.*	44,777	865,539
Comstock Resources, Inc.*	35,000	529,550
Contango Oil & Gas Co.	10,649	451,092
Crosstex Energy, Inc.	22,111	317,072
CVR Energy, Inc.*	11,700	570,843
Delek U.S. Holdings, Inc.	14,100	357,012
Endeavour International Corp.*	22,700	117,586
Energy XXI Bermuda Ltd.	57,002	1,834,894
EPL Oil & Gas, Inc.*	23,200	523,160
Forest Oil Corp.*	83,900	561,291
Frontline Ltd.*	26,900	87,694
FX Energy, Inc.*	33,100	136,041
GasLog Ltd.	21,900	272,217
Gevo, Inc.*	10,200	15,708
Goodrich Petroleum Corp.*	2,800	26,096
Green Plains Renewable Energy, Inc.*	12,900	102,039
Gulfport Energy Corp.*	39,594	1,513,283
Halcon Resources Corp.*	74,350	514,502
Harvest Natural Resources, Inc.*	27,600	250,332
Isramco, Inc.*	1,821	189,366
Jura Energy Corp.*	690	208
KiOR, Inc., Class A*	40,000	256,400
Knightsbridge Tankers Ltd.	10,350	54,337
Kodiak Oil & Gas Corp.*	188,100	1,664,685
Magnum Hunter Resources Corp.*	104,900	418,551
McMoRan Exploration Co.*	70,819	1,136,645
Midstates Petroleum Co., Inc.*	21,600	148,824
Nordic American Tankers Ltd.	37,501	328,134
Northern Oil and Gas, Inc.*	45,861	771,382
Oasis Petroleum, Inc.*	56,840	1,807,512
Panhandle Oil and Gas, Inc., Class A	8,000	225,840
PDC Energy, Inc.*	21,161	702,757
Penn Virginia Corp.	28,495	125,663
PetroQuest Energy, Inc.*	44,100	218,295
Quicksilver Resources, Inc.*	83,600	239,096
Rentech, Inc.	158,100	415,803
Resolute Energy Corp.*	30,500	247,965
Rex Energy Corp.*	24,000	312,480
Rosetta Resources, Inc.*	39,624	1,797,345
Sanchez Energy Corp.*	9,400	169,200
Scorpio Tankers, Inc.*	39,600	281,556
SemGroup Corp., Class A*	30,500	1,191,940
Ship Finance International Ltd.	36,005	598,763
Solazyme, Inc.*	15,600	122,616
Stone Energy Corp.*	32,982	676,791
Swift Energy Co.*	34,769	535,095
Targa Resources Corp.	20,665	1,091,939
Teekay Tankers Ltd., Class A	56,057	162,565
Triangle Petroleum Corp.*	36,900	221,031
VAALCO Energy, Inc.*	38,800	335,620
W&T Offshore, Inc.	31,644	507,253
Warren Resources, Inc.*	51,200	143,872
Western Refining, Inc.	40,803	1,150,237
ZaZa Energy Corp.*	54,700	112,135

		33,397,538

Total Energy		51,019,346

Financials (22.2%)
Capital Markets (2.3%)
Apollo Investment Corp.	144,691	$1,209,617
Artio Global Investors, Inc.	23,000	43,700
BGC Partners, Inc., Class A	70,100	242,546
BlackRock Kelso Capital Corp.	45,469	457,418
Calamos Asset Management, Inc., Class A	15,571	164,585
Capital Southwest Corp.	2,190	218,190
Cohen & Steers, Inc.	14,609	445,136
Cowen Group, Inc., Class A*	91,200	223,440
Diamond Hill Investment Group, Inc.	1,713	116,244
Duff & Phelps Corp., Class A	21,795	340,438
Epoch Holding Corp.	10,500	292,950
Evercore Partners, Inc., Class A	20,411	616,208
Fifth Street Finance Corp.	64,009	666,974
Financial Engines, Inc.*	32,600	904,650
FXCM, Inc., Class A	21,700	218,519
GAMCO Investors, Inc., Class A	4,900	260,043
GFI Group, Inc.	51,200	165,888
Gladstone Capital Corp.	18,501	150,968
Gladstone Investment Corp.	18,204	126,700
Golub Capital BDC, Inc.	16,200	258,876
Greenhill & Co., Inc.	20,700	1,076,193
Harris & Harris Group, Inc.*	25,500	84,150
Hercules Technology Growth Capital, Inc.	29,107	323,961
HFF, Inc., Class A	21,300	317,370
ICG Group, Inc.*	26,300	300,609
INTL FCStone, Inc.*	9,600	167,136
JMP Group, Inc.	12,100	73,447
KBW, Inc.	28,733	439,615
Knight Capital Group, Inc., Class A*	127,905	448,947
Ladenburg Thalmann Financial Services, Inc.*	160,000	224,000
Main Street Capital Corp.	19,900	607,149
MCG Capital Corp.	53,936	248,106
Medallion Financial Corp.	12,930	151,798
MVC Capital, Inc.	18,500	224,775
NGP Capital Resources Co.	17,841	128,812
Oppenheimer Holdings, Inc., Class A	7,800	134,706
PennantPark Investment Corp.	46,058	506,408
Piper Jaffray Cos., Inc.*	11,300	363,069
Prospect Capital Corp.	105,795	1,149,992
Pzena Investment Management, Inc., Class A	37,011	199,859
Safeguard Scientifics, Inc.*	14,800	218,300
Solar Capital Ltd.	26,800	640,788
Stifel Financial Corp.*	40,629	1,298,909
SWS Group, Inc.*	20,283	107,297
TCP Capital Corp.	14,722	217,002
THL Credit, Inc.	18,500	273,615
TICC Capital Corp.	24,300	245,916
Triangle Capital Corp.	16,100	410,389
Virtus Investment Partners, Inc.*	3,578	432,723
Walter Investment Management Corp.*	25,102	1,079,888
Westwood Holdings Group, Inc.	4,297	175,747

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
WisdomTree Investments, Inc.*	41,700	$255,204

		19,648,970

Commercial Banks (6.6%)
1st Source Corp.	10,620	234,596
Alliance Financial Corp./New York	3,400	147,934
Ameris Bancorp*	11,554	144,309
Ames National Corp.	7,850	171,915
Arrow Financial Corp.	8,109	202,320
BancFirst Corp.	6,000	254,160
Banco Latinoamericano de Comercio Exterior S.A., Class E	24,681	532,122
Bancorp, Inc./Delaware*	16,500	181,005
BancorpSouth, Inc.	61,300	891,302
Bank of Marin Bancorp/California	4,300	161,078
Bank of the Ozarks, Inc.	22,338	747,653
Banner Corp.	12,000	368,760
BBCN Bancorp, Inc.	48,269	558,472
Boston Private Financial Holdings, Inc.	61,370	552,944
Bridge Bancorp, Inc.	7,581	154,198
Bridge Capital Holdings*	15,700	244,292
Bryn Mawr Bank Corp.	7,680	171,034
Camden National Corp.	5,600	190,232
Capital City Bank Group, Inc.*	9,800	111,426
Cardinal Financial Corp.	20,800	338,416
Cascade Bancorp*	28,100	175,906
Cathay General Bancorp	64,847	1,264,517
Centerstate Banks, Inc.	15,293	130,449
Central Pacific Financial Corp.*	17,500	272,825
Chemical Financial Corp.	17,541	416,774
Citizens & Northern Corp.	9,802	185,258
Citizens Republic Bancorp, Inc.*	28,500	540,645
City Holding Co.	14,550	507,068
CNB Financial Corp./Pennsylvania	7,100	116,298
CoBiz Financial, Inc.	24,221	180,931
Columbia Banking System, Inc.	31,455	564,303
Community Bank System, Inc.	25,878	708,022
Community Trust Bancorp, Inc.	13,296	435,843
CVB Financial Corp.	69,987	727,865
Eagle Bancorp, Inc.*	12,500	249,625
Enterprise Financial Services Corp.	11,395	148,933
F.N.B. Corp./Pennsylvania	94,051	998,822
Financial Institutions, Inc.	10,000	186,300
First Bancorp, Inc./Maine	7,219	118,897
First Bancorp/North Carolina	12,510	160,378
First BanCorp/Puerto Rico*	63,900	292,662
First Busey Corp.	56,006	260,428
First Commonwealth Financial Corp.	76,813	523,865
First Community Bancshares, Inc./Virginia	12,200	194,834
First Connecticut Bancorp, Inc./Connecticut	18,700	257,125
First Financial Bancorp	47,316	691,760
First Financial Bankshares, Inc.	25,812	1,006,926
First Financial Corp./Indiana	8,200	247,968
First Interstate Bancsystem, Inc.	17,100	263,853
First Merchants Corp.	20,400	302,736
First Midwest Bancorp, Inc./Illinois	61,668	772,083
First of Long Island Corp.	4,500	127,440
FirstMerit Corp.	87,569	1,242,604
FNB United Corp.*	10,244	$118,830
German American Bancorp, Inc.	9,100	197,652
Glacier Bancorp, Inc.	59,314	872,509
Great Southern Bancorp, Inc.	8,530	217,089
Hancock Holding Co.	54,886	1,742,082
Hanmi Financial Corp.*	23,900	324,801
Heartland Financial USA, Inc.	10,900	285,035
Heritage Financial Corp./Washington	7,600	111,644
Home BancShares, Inc./Arkansas	17,750	586,105
Hudson Valley Holding Corp.	13,500	210,195
IBERIABANK Corp.	22,185	1,089,727
Independent Bank Corp./Massachusetts	19,586	567,015
International Bancshares Corp.	46,090	831,925
Investors Bancorp, Inc.	38,148	678,271
Lakeland Bancorp, Inc.	24,300	247,374
Lakeland Financial Corp.	12,400	320,416
MainSource Financial Group, Inc.	16,581	210,081
MB Financial, Inc.	41,451	818,657
Merchants Bancshares, Inc.	3,900	104,403
Metro Bancorp, Inc.*	11,823	156,300
National Penn Bancshares, Inc.	107,391	1,000,884
NBT Bancorp, Inc.	29,778	603,600
Old National Bancorp/Indiana	75,539	896,648
OmniAmerican Bancorp, Inc.*	9,800	226,674
Oriental Financial Group, Inc.	39,100	521,985
Pacific Continental Corp.	15,630	152,080
PacWest Bancorp	25,416	629,808
Park National Corp.	10,148	655,865
Penns Woods Bancorp, Inc.	3,200	119,712
Peoples Bancorp, Inc./Ohio	10,220	208,795
Pinnacle Financial Partners, Inc.*	25,800	486,072
PrivateBancorp, Inc.	44,370	679,748
Prosperity Bancshares, Inc.	38,084	1,599,528
Renasant Corp.	16,481	315,446
Republic Bancorp, Inc./Kentucky, Class A	7,700	162,701
S&T Bancorp, Inc.	20,325	367,273
Sandy Spring Bancorp, Inc.	19,851	385,506
SCBT Financial Corp.	10,334	415,220
Sierra Bancorp	10,066	115,054
Simmons First National Corp., Class A	13,801	349,993
Southside Bancshares, Inc.	12,569	264,703
Southwest Bancorp, Inc./Oklahoma*	15,157	169,758
State Bank Financial Corp.	23,200	368,416
StellarOne Corp.	16,896	238,909
Sterling Bancorp/New York	21,698	197,669
Sterling Financial Corp./Washington	19,700	411,336
Suffolk Bancorp*	7,962	104,302
Sun Bancorp, Inc./New Jersey*	89,100	315,414
Susquehanna Bancshares, Inc.	149,437	1,566,100
SY Bancorp, Inc.	8,800	197,296
Texas Capital Bancshares, Inc.*	26,123	1,170,833
Tompkins Financial Corp.	6,600	261,624
TowneBank/Virginia	18,700	289,663
Trico Bancshares	10,216	171,118
Trustmark Corp.	53,380	1,198,915
UMB Financial Corp.	26,518	1,162,549

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Umpqua Holdings Corp.	91,804	$1,082,369
Union First Market Bankshares Corp.	16,800	264,936
United Bankshares, Inc./West Virginia	34,217	832,157
United Community Banks, Inc./Georgia*	23,900	225,138
Univest Corp. of Pennsylvania	8,234	140,801
Virginia Commerce Bancorp, Inc.*	30,700	274,765
Washington Banking Co.	12,600	171,612
Washington Trust Bancorp, Inc.	10,300	270,993
Webster Financial Corp.	56,165	1,154,191
WesBanco, Inc.	18,898	419,914
West Coast Bancorp/Oregon	13,600	301,240
Westamerica Bancorp	24,074	1,025,312
Western Alliance Bancorp*	51,260	539,768
Wilshire Bancorp, Inc.*	45,700	268,259
Wintrust Financial Corp.	24,912	914,270

		56,189,144

Consumer Finance (0.9%)
Cash America International, Inc.	24,338	965,488
Credit Acceptance Corp.*	5,700	579,576
DFC Global Corp.*	32,108	594,319
Encore Capital Group, Inc.*	15,600	477,672
EZCORP, Inc., Class A*	37,296	740,699
First Cash Financial Services, Inc.*	20,968	1,040,432
First Marblehead Corp.*	50,900	39,544
Green Dot Corp., Class A*	17,100	208,620
Nelnet, Inc., Class A	16,369	487,633
Netspend Holdings, Inc.*	20,600	243,492
Portfolio Recovery Associates, Inc.*	13,516	1,444,320
World Acceptance Corp.*	7,381	550,327

		7,372,122

Diversified Financial Services (0.3%)
MarketAxess Holdings, Inc.	26,012	918,224
PHH Corp.*	44,915	1,021,816
PICO Holdings, Inc.*	17,775	360,299

		2,300,339

Insurance (2.7%)
Alterra Capital Holdings Ltd.	63,114	1,779,184
American Equity Investment Life Holding Co.	49,493	604,310
American Safety Insurance Holdings Ltd.*	9,506	179,853
AMERISAFE, Inc.*	14,200	386,950
Amtrust Financial Services, Inc.	19,470	558,594
Argo Group International Holdings Ltd.	19,939	669,751
Baldwin & Lyons, Inc., Class B	6,923	165,183
Citizens, Inc./Texas*	25,949	286,736
CNO Financial Group, Inc.	169,101	1,577,712
Donegal Group, Inc., Class A	10,144	142,422
eHealth, Inc.*	14,900	409,452
Employers Holdings, Inc.	28,001	576,261
Enstar Group Ltd.*	5,188	580,952
First American Financial Corp.	83,300	2,006,697
Global Indemnity plc*	12,300	272,199
Greenlight Capital Reinsurance Ltd., Class A*	23,193	$535,294
Hilltop Holdings, Inc.*	28,700	388,598
Horace Mann Educators Corp.	32,637	651,434
Infinity Property & Casualty Corp.	11,552	672,788
Kansas City Life Insurance Co.	4,906	187,213
Maiden Holdings Ltd.	43,061	395,731
Meadowbrook Insurance Group, Inc.	47,777	276,151
Montpelier Reinsurance Holdings Ltd.	45,193	1,033,112
National Financial Partners Corp.*	34,969	599,369
National Interstate Corp.	10,100	291,082
National Western Life Insurance Co., Class A	1,700	268,158
Navigators Group, Inc.*	8,503	434,248
OneBeacon Insurance Group Ltd., Class A	16,300	226,570
Phoenix Cos., Inc.*	4,230	104,608
Platinum Underwriters Holdings Ltd.	28,127	1,293,842
Primerica, Inc.	33,500	1,005,335
RLI Corp.	15,148	979,470
Safety Insurance Group, Inc.	10,875	502,099
SeaBright Holdings, Inc.	18,420	203,909
Selective Insurance Group, Inc.	43,532	838,862
State Auto Financial Corp.	11,834	176,800
Stewart Information Services Corp.	12,627	328,302
Symetra Financial Corp.	49,600	643,808
Tower Group, Inc.	28,421	505,041
United Fire Group, Inc.	20,164	440,382
Validus Holdings Ltd.	6,848	236,804

		23,415,266

Real Estate Investment Trusts (REITs) (7.6%)
Acadia Realty Trust (REIT)	32,673	819,439
AG Mortgage Investment Trust, Inc. (REIT)	11,400	267,672
Agree Realty Corp. (REIT)	5,912	158,382
Alexander’s, Inc. (REIT)	1,775	587,170
American Assets Trust, Inc. (REIT)	24,218	676,409
American Capital Mortgage Investment Corp. (REIT)	25,800	608,106
American Realty Capital Trust, Inc. (REIT)	112,800	1,302,840
Anworth Mortgage Asset Corp. (REIT)	93,511	540,494
Apollo Commercial Real Estate Finance, Inc. (REIT)	14,900	241,827
Apollo Residential Mortgage, Inc. (REIT)	16,600	335,154
ARMOUR Residential REIT, Inc. (REIT)	212,260	1,373,322
Ashford Hospitality Trust, Inc. (REIT)	43,700	459,287
Associated Estates Realty Corp. (REIT)	30,124	485,599
Campus Crest Communities, Inc. (REIT)	22,100	270,946
CapLease, Inc. (REIT)	40,725	226,838
Capstead Mortgage Corp. (REIT)	63,337	726,475

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Cedar Realty Trust, Inc. (REIT)	33,046	$174,483
Chesapeake Lodging Trust (REIT)	27,900	582,552
Colonial Properties Trust (REIT)	60,733	1,297,864
Colony Financial, Inc. (REIT)	24,446	476,697
Coresite Realty Corp. (REIT)	14,400	398,304
Cousins Properties, Inc. (REIT)	69,831	583,089
CreXus Investment Corp. (REIT)	38,276	468,881
CubeSmart (REIT)	87,968	1,281,694
CYS Investments, Inc. (REIT)	119,475	1,411,000
DCT Industrial Trust, Inc. (REIT)	168,600	1,094,214
DiamondRock Hospitality Co. (REIT)	123,698	1,113,282
DuPont Fabros Technology, Inc. (REIT)	43,200	1,043,712
Dynex Capital, Inc. (REIT)	28,800	271,872
EastGroup Properties, Inc. (REIT)	21,827	1,174,511
Education Realty Trust, Inc. (REIT)	79,494	845,816
EPR Properties (REIT)	35,114	1,619,107
Equity One, Inc. (REIT)	39,386	827,500
Excel Trust, Inc. (REIT)	22,400	283,808
FelCor Lodging Trust, Inc. (REIT)*	74,272	346,850
First Industrial Realty Trust, Inc. (REIT)*	69,230	974,758
First Potomac Realty Trust (REIT)	31,244	386,176
Franklin Street Properties Corp. (REIT)	55,099	678,269
Getty Realty Corp. (REIT)	15,620	282,097
Gladstone Commercial Corp. (REIT)	7,100	127,445
Glimcher Realty Trust (REIT)	98,632	1,093,829
Government Properties Income Trust (REIT)	25,766	617,611
Healthcare Realty Trust, Inc. (REIT)	56,458	1,355,557
Hersha Hospitality Trust (REIT)	122,477	612,385
Highwoods Properties, Inc. (REIT)	52,195	1,745,923
Hudson Pacific Properties, Inc. (REIT)	25,500	537,030
Inland Real Estate Corp. (REIT)	57,908	485,269
Invesco Mortgage Capital, Inc. (REIT)	83,994	1,655,522
Investors Real Estate Trust (REIT)	60,196	525,511
iStar Financial, Inc. (REIT)*	71,700	584,355
Kite Realty Group Trust (REIT)	46,229	258,420
LaSalle Hotel Properties (REIT)	63,240	1,605,664
Lexington Realty Trust (REIT)	86,986	909,004
LTC Properties, Inc. (REIT)	21,469	755,494
Medical Properties Trust, Inc. (REIT)	91,312	1,092,091
Monmouth Real Estate Investment Corp. (REIT), Class A	27,551	285,428
National Health Investors, Inc. (REIT)	21,328	1,205,672
NorthStar Realty Finance Corp. (REIT)	94,999	668,793
Omega Healthcare Investors, Inc. (REIT)	76,108	1,815,176
One Liberty Properties, Inc. (REIT)	13,000	263,770
Parkway Properties, Inc./Maryland (REIT)	16,000	$223,840
Pebblebrook Hotel Trust (REIT)	37,343	862,623
Pennsylvania Real Estate Investment Trust (REIT)	44,352	782,369
PennyMac Mortgage Investment Trust (REIT)	42,545	1,075,963
Potlatch Corp. (REIT)	29,144	1,142,153
PS Business Parks, Inc. (REIT)	14,780	960,404
Ramco-Gershenson Properties Trust (REIT)	30,400	404,624
Redwood Trust, Inc. (REIT)	63,891	1,079,119
Resource Capital Corp. (REIT)	52,294	292,846
Retail Opportunity Investments Corp. (REIT)	33,500	430,810
RLJ Lodging Trust (REIT)	76,000	1,472,120
Rouse Properties, Inc. (REIT)	17,800	301,176
Ryman Hospitality Properties (REIT)	23,734	912,810
Sabra Health Care REIT, Inc. (REIT)	26,683	579,555
Saul Centers, Inc. (REIT)	5,200	222,508
Select Income REIT (REIT)	10,300	255,131
Sovran Self Storage, Inc. (REIT)	23,362	1,450,780
STAG Industrial, Inc. (REIT)	17,000	305,490
Strategic Hotels & Resorts, Inc. (REIT)*	122,410	783,424
Summit Hotel Properties, Inc. (REIT)	19,800	188,100
Sun Communities, Inc. (REIT)	18,828	751,049
Sunstone Hotel Investors, Inc. (REIT)*	97,521	1,044,450
Terreno Realty Corp. (REIT)	7,200	111,168
Two Harbors Investment Corp. (REIT)	201,431	2,231,855
Universal Health Realty Income Trust (REIT)	11,050	559,240
Urstadt Biddle Properties, Inc. (REIT), Class A	14,489	285,144
Washington Real Estate Investment Trust (REIT)	48,017	1,255,645
Western Asset Mortgage Capital Corp. (REIT)	13,200	260,964
Winthrop Realty Trust (REIT)	20,800	229,840

		65,351,645

Real Estate Management & Development (0.2%)
AV Homes, Inc.*	6,400	91,008
Consolidated-Tomoka Land Co.	4,600	142,646
Forestar Group, Inc.*	31,321	542,793
Kennedy-Wilson Holdings, Inc.	30,700	429,186
Tejon Ranch Co.*	7,802	219,080
Thomas Properties Group, Inc.	47,700	258,057
Zillow, Inc., Class A*	3,700	102,675

		1,785,445

Thrifts & Mortgage Finance (1.6%)
Astoria Financial Corp.	70,553	660,376
BankFinancial Corp.	22,221	164,880
Beneficial Mutual Bancorp, Inc.*	22,754	216,163
Berkshire Hills Bancorp, Inc.	22,894	546,251
Brookline Bancorp, Inc.	60,777	516,605

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Clifton Savings Bancorp, Inc.	18,312	$206,376
Dime Community Bancshares, Inc.	18,101	251,423
ESB Financial Corp.	8,889	123,291
ESSA Bancorp, Inc.	9,839	107,147
Farmer Mac, Class C	8,600	279,500
First Financial Holdings, Inc.	13,091	171,230
Flushing Financial Corp.	24,842	381,076
Franklin Financial Corp./Virginia	14,800	245,384
Home Federal Bancorp, Inc./Idaho	12,482	155,151
Home Loan Servicing Solutions Ltd.	20,400	385,560
Kearny Financial Corp.	23,916	233,181
MGIC Investment Corp.*	165,747	440,887
Nationstar Mortgage Holdings, Inc.*	13,600	421,328
Northfield Bancorp, Inc./New Jersey	13,959	212,875
Northwest Bancshares, Inc.	68,410	830,497
OceanFirst Financial Corp.	10,800	148,500
Ocwen Financial Corp.*	76,485	2,645,616
Oritani Financial Corp.	44,350	679,442
Provident Financial Services, Inc.	55,316	825,315
Provident New York Bancorp	29,200	271,852
Radian Group, Inc.	94,900	579,839
Rockville Financial, Inc.	21,500	277,350
Roma Financial Corp.	14,455	218,560
Territorial Bancorp, Inc.	10,395	237,526
TrustCo Bank Corp./New York	70,354	371,469
United Financial Bancorp, Inc.	13,745	216,071
ViewPoint Financial Group, Inc.	25,560	535,226
Walker & Dunlop, Inc.*	14,545	242,320
WSFS Financial Corp.	6,000	253,500

		14,051,767

Total Financials		190,114,698

Health Care (11.8%)
Biotechnology (3.3%)
Achillion Pharmaceuticals, Inc.*	41,800	335,236
Acorda Therapeutics, Inc.*	32,435	806,334
Aegerion Pharmaceuticals, Inc.*	16,800	426,552
Affymax, Inc.*	25,093	476,767
Alkermes plc*	87,125	1,613,555
Alnylam Pharmaceuticals, Inc.*	33,101	604,093
AMAG Pharmaceuticals, Inc.*	16,400	241,244
Amicus Therapeutics, Inc.*	38,300	102,644
Arena Pharmaceuticals, Inc.*	140,334	1,265,813
ArQule, Inc.*	46,615	130,056
Array BioPharma, Inc.*	68,919	256,379
AVEO Pharmaceuticals, Inc.*	22,700	182,735
BioCryst Pharmaceuticals, Inc.*	18,303	25,990
Celldex Therapeutics, Inc.*	56,278	377,625
Cepheid, Inc.*	47,449	1,604,251
ChemoCentryx, Inc.*	9,382	102,639
Clovis Oncology, Inc.*	10,200	163,200
Codexis, Inc.*	26,200	57,902
Cubist Pharmaceuticals, Inc.*	43,018	1,809,337
Curis, Inc.*	50,900	174,587
Cytori Therapeutics, Inc.*	1,720	4,851
Dendreon Corp.*	109,600	578,688
Dyax Corp.*	53,768	187,113
Dynavax Technologies Corp.*	124,000	354,640
Emergent Biosolutions, Inc.*	15,400	$247,016
Enzon Pharmaceuticals, Inc.	35,200	155,936
Exact Sciences Corp.*	38,300	405,597
Exelixis, Inc.*	128,986	589,466
Genomic Health, Inc.*	13,012	354,707
Geron Corp.*	58,811	82,924
GTx, Inc.*	41,600	174,720
Halozyme Therapeutics, Inc.*	55,035	369,285
Idenix Pharmaceuticals, Inc.*	48,700	236,195
Immunogen, Inc.*	55,068	702,117
Infinity Pharmaceuticals, Inc.*	14,300	500,500
InterMune, Inc.*	36,934	357,891
Ironwood Pharmaceuticals, Inc.*	53,500	593,315
Isis Pharmaceuticals, Inc.*	84,998	889,079
Lexicon Pharmaceuticals, Inc.*	121,679	270,127
Ligand Pharmaceuticals, Inc., Class B*	12,326	255,641
MannKind Corp.*	120,800	279,048
Maxygen, Inc.	32,108	78,986
Merrimack Pharmaceuticals, Inc.*	34,000	207,060
Momenta Pharmaceuticals, Inc.*	31,728	373,756
Neurocrine Biosciences, Inc.*	47,900	358,292
NewLink Genetics Corp.*	14,700	183,750
Novavax, Inc.*	30,359	57,379
NPS Pharmaceuticals, Inc.*	63,922	581,690
Oncothyreon, Inc.*	21,600	41,472
Opko Health, Inc.*	70,900	341,029
Orexigen Therapeutics, Inc.*	10,703	56,405
Osiris Therapeutics, Inc.*	3,984	35,776
PDL BioPharma, Inc.	104,627	737,620
Pharmacyclics, Inc.*	38,700	2,240,730
Progenics Pharmaceuticals, Inc.*	24,700	73,606
Rigel Pharmaceuticals, Inc.*	45,840	297,960
Sangamo BioSciences, Inc.*	34,000	204,340
Seattle Genetics, Inc.*	72,755	1,687,916
SIGA Technologies, Inc.*	24,552	64,326
Spectrum Pharmaceuticals, Inc.	43,065	481,897
Synageva BioPharma Corp.*	6,500	300,885
Synergy Pharmaceuticals, Inc.*	48,300	254,058
Synta Pharmaceuticals Corp.*	6,707	60,497
Targacept, Inc.*	15,200	66,576
Theravance, Inc.*	47,527	1,058,426
Threshold Pharmaceuticals, Inc.*	35,800	150,718
Vical, Inc.*	75,300	219,123
ZIOPHARM Oncology, Inc.*	38,700	160,992

		28,721,060

Health Care Equipment & Supplies (3.2%)
Abaxis, Inc.	16,862	625,580
ABIOMED, Inc.*	28,350	381,591
Accuray, Inc.*	43,247	278,078
Align Technology, Inc.*	51,176	1,420,134
Alphatec Holdings, Inc.*	44,009	72,615
Analogic Corp.	8,616	640,169
AngioDynamics, Inc.*	18,700	205,513
Antares Pharma, Inc.*	67,700	257,937
ArthroCare Corp.*	21,600	747,144
Atrion Corp.	1,200	235,200
Cantel Medical Corp.	15,450	459,329
Conceptus, Inc.*	28,842	605,970
CONMED Corp.	25,287	706,772
CryoLife, Inc.	37,068	230,934

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Cyberonics, Inc.*	19,634	$1,031,374
Cynosure, Inc., Class A*	11,253	271,310
DexCom, Inc.*	47,108	641,140
Endologix, Inc.*	36,100	514,064
Greatbatch, Inc.*	21,718	504,726
Haemonetics Corp.*	39,508	1,613,507
Hansen Medical, Inc.*	4,950	10,296
HeartWare International, Inc.*	10,200	856,290
ICU Medical, Inc.*	9,545	581,577
Insulet Corp.*	30,378	644,621
Integra LifeSciences Holdings Corp.*	15,144	590,162
Invacare Corp.	28,116	458,291
MAKO Surgical Corp.*	25,700	330,759
Masimo Corp.	43,438	912,632
Meridian Bioscience, Inc.	36,277	734,609
Merit Medical Systems, Inc.*	28,107	390,687
Natus Medical, Inc.*	21,300	238,134
Navidea Biopharmaceuticals, Inc.*	71,400	202,062
Neogen Corp.*	15,978	724,123
NuVasive, Inc.*	33,609	519,595
NxStage Medical, Inc.*	32,800	369,000
OraSure Technologies, Inc.*	40,086	287,817
Orthofix International N.V.*	15,053	592,035
Palomar Medical Technologies, Inc.*	14,271	131,436
Quidel Corp.*	19,500	364,065
RTI Biologics, Inc.*	44,349	189,370
Spectranetics Corp.*	24,400	360,388
STAAR Surgical Co.*	20,600	125,660
STERIS Corp.	47,570	1,652,106
SurModics, Inc.*	14,421	322,454
Symmetry Medical, Inc.*	31,916	335,756
Tornier N.V.*	7,500	125,925
Unilife Corp.*	31,300	71,051
Vascular Solutions, Inc.*	21,668	342,354
Volcano Corp.*	42,624	1,006,353
West Pharmaceutical Services, Inc.	24,264	1,328,454
Wright Medical Group, Inc.*	31,559	662,423
Young Innovations, Inc.	7,000	275,870

		27,179,442

Health Care Providers & Services (3.0%)
Acadia Healthcare Co., Inc.*	16,400	382,612
Accretive Health, Inc.*	40,100	463,556
Air Methods Corp.	27,000	996,030
Almost Family, Inc.	5,000	101,300
Amedisys, Inc.*	20,534	231,418
AMN Healthcare Services, Inc.*	31,600	364,980
Amsurg Corp.*	25,262	758,113
Assisted Living Concepts, Inc., Class A	6,382	62,224
Bio-Reference Labs, Inc.*	21,430	614,827
BioScrip, Inc.*	38,300	412,491
Capital Senior Living Corp.*	23,100	431,739
Centene Corp.*	39,183	1,606,503
Chemed Corp.	15,290	1,048,741
Chindex International, Inc.*	14,896	156,408
Corvel Corp.*	4,500	201,735
Cross Country Healthcare, Inc.*	25,995	124,776
Emeritus Corp.*	18,206	450,052
Ensign Group, Inc.	10,800	293,652
ExamWorks Group, Inc.*	19,900	$278,401
Gentiva Health Services, Inc.*	26,641	267,742
Hanger, Inc.*	28,309	774,534
HealthSouth Corp.*	70,306	1,484,160
Healthways, Inc.*	32,147	343,973
HMS Holdings Corp.*	61,029	1,581,872
IPC The Hospitalist Co., Inc.*	14,984	595,015
Kindred Healthcare, Inc.*	46,069	498,467
Landauer, Inc.	8,626	527,997
LHC Group, Inc.*	10,443	222,436
Magellan Health Services, Inc.*	23,515	1,152,235
Molina Healthcare, Inc.*	20,610	557,707
MWI Veterinary Supply, Inc.*	9,592	1,055,120
National Healthcare Corp.	7,200	338,544
National Research Corp.	2,375	128,725
Owens & Minor, Inc.#	48,400	1,379,884
PharMerica Corp.*	24,781	352,881
Providence Service Corp.*	5,123	87,040
PSS World Medical, Inc.*	35,521	1,025,846
Select Medical Holdings Corp.	28,203	265,954
Skilled Healthcare Group, Inc., Class A*	24,700	157,339
Sunrise Senior Living, Inc.*	42,677	613,695
Team Health Holdings, Inc.*	19,600	563,892
Triple-S Management Corp., Class B*	14,336	264,786
U.S. Physical Therapy, Inc.	9,807	270,085
Universal American Corp.	20,150	173,088
Vanguard Health Systems, Inc.*	21,587	264,441
WellCare Health Plans, Inc.*	31,984	1,557,301

		25,484,317

Health Care Technology (0.6%)
athenahealth, Inc.*	25,081	1,842,199
Computer Programs & Systems, Inc.	7,602	382,685
Epocrates, Inc.*	13,200	116,424
Greenway Medical Technologies*	15,000	230,400
HealthStream, Inc.*	13,000	316,030
MedAssets, Inc.*	36,682	615,157
Medidata Solutions, Inc.*	15,600	611,364
Merge Healthcare, Inc.*	30,900	76,323
Omnicell, Inc.*	28,055	417,178
Quality Systems, Inc.	30,276	525,591
Vocera Communications, Inc.*	9,700	243,470

		5,376,821

Life Sciences Tools & Services (0.3%)
Affymetrix, Inc.*	45,100	142,967
Cambrex Corp.*	21,100	240,118
Fluidigm Corp.*	14,900	213,219
Luminex Corp.*	27,419	459,543
Pacific Biosciences of California, Inc.*	16,000	27,200
PAREXEL International Corp.*	43,537	1,288,260
Sequenom, Inc.*	75,149	354,703

		2,726,010

Pharmaceuticals (1.4%)
Acura Pharmaceuticals, Inc.*	33,552	74,486
Akorn, Inc.*	43,400	579,824
Auxilium Pharmaceuticals, Inc.*	38,257	708,902

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
AVANIR Pharmaceuticals, Inc., Class A*	70,900	$186,467
Corcept Therapeutics, Inc.*	57,400	82,082
Depomed, Inc.*	37,800	233,982
Endocyte, Inc.*	10,300	92,494
Forest Laboratories, Inc. (Contingent value shares)*†(b)	10,000	9,500
Hi-Tech Pharmacal Co., Inc.	8,600	300,828
Impax Laboratories, Inc.*	56,466	1,156,988
Jazz Pharmaceuticals plc*	29,600	1,574,720
Lannett Co., Inc.*	33,257	164,955
MAP Pharmaceuticals, Inc.*	17,000	267,070
Medicines Co.*	41,787	1,001,634
Nektar Therapeutics*	80,386	595,660
Obagi Medical Products, Inc.*	20,713	281,490
Optimer Pharmaceuticals, Inc.*	34,056	308,207
Pacira Pharmaceuticals, Inc.*	15,900	277,773
Pain Therapeutics, Inc.*	26,400	71,544
Pozen, Inc.*	24,486	122,675
Questcor Pharmaceuticals, Inc.	38,400	1,026,048
Sagent Pharmaceuticals, Inc.*	3,300	53,097
Santarus, Inc.*	39,000	428,220
Sciclone Pharmaceuticals, Inc.*	32,200	138,782
ViroPharma, Inc.*	51,333	1,168,339
Vivus, Inc.*	73,827	990,758
XenoPort, Inc.*	14,378	111,717

		12,008,242

Total Health Care		101,495,892

Industrials (15.3%)
Aerospace & Defense (1.7%)
AAR Corp.	33,512	626,004
Aerovironment, Inc.*	10,321	224,378
American Science & Engineering, Inc.	7,277	474,533
Astronics Corp.*	7,500	171,600
Cubic Corp.	12,186	584,562
Curtiss-Wright Corp.	33,617	1,103,646
DigitalGlobe, Inc.*	22,113	540,442
Esterline Technologies Corp.*	22,687	1,443,120
GenCorp, Inc.*	41,500	379,725
GeoEye, Inc.*	13,541	416,115
HEICO Corp.	38,218	1,710,638
Hexcel Corp.*	75,059	2,023,591
Moog, Inc., Class A*	37,353	1,532,594
National Presto Industries, Inc.	2,900	200,390
Orbital Sciences Corp.*	52,887	728,254
Taser International, Inc.*	39,100	349,554
Teledyne Technologies, Inc.*	27,354	1,779,925

		14,289,071

Air Freight & Logistics (0.4%)
Air Transport Services Group, Inc.*	35,700	143,157
Atlas Air Worldwide Holdings, Inc.*	20,727	918,413
Echo Global Logistics, Inc.*	7,800	140,166
Forward Air Corp.	26,940	943,170
Hub Group, Inc., Class A*	26,833	901,589
Pacer International, Inc.*	21,720	84,708

		3,131,203

Airlines (0.8%)
Alaska Air Group, Inc.*	50,214	$2,163,721
Allegiant Travel Co.	12,677	930,619
Hawaiian Holdings, Inc.*	16,400	107,748
JetBlue Airways Corp.*	195,689	1,117,384
SkyWest, Inc.	54,215	675,519
Spirit Airlines, Inc.*	29,600	524,512
U.S. Airways Group, Inc.*	123,786	1,671,111

		7,190,614

Building Products (1.0%)
A.O. Smith Corp.	27,822	1,754,734
AAON, Inc.	12,800	267,136
Apogee Enterprises, Inc.	21,400	512,958
Builders FirstSource, Inc.	43,800	244,404
Gibraltar Industries, Inc.*	20,100	319,992
Griffon Corp.	51,143	586,099
NCI Building Systems, Inc.*	792	11,009
Nortek, Inc.*	5,500	364,375
Quanex Building Products Corp.	33,467	683,061
Simpson Manufacturing Co., Inc.	34,619	1,135,157
Trex Co., Inc.*	11,800	439,314
Universal Forest Products, Inc.	15,654	595,478
USG Corp.*	52,400	1,470,868

		8,384,585

Commercial Services & Supplies (2.4%)
ABM Industries, Inc.	40,632	810,608
ACCO Brands Corp.*	78,886	579,023
Brink’s Co.	38,400	1,095,552
Deluxe Corp.	36,561	1,178,727
EnerNOC, Inc.*	2,500	29,375
Ennis, Inc.	22,556	348,941
G&K Services, Inc., Class A	17,482	597,010
GEO Group, Inc.	55,842	1,574,744
Healthcare Services Group, Inc.	47,369	1,100,382
Herman Miller, Inc.	41,791	895,163
HNI Corp.	38,941	1,170,567
InnerWorkings, Inc.*	22,600	311,428
Interface, Inc.	40,298	647,992
Kimball International, Inc., Class B	23,200	269,352
Knoll, Inc.	39,158	601,467
McGrath RentCorp	19,645	570,098
Metalico, Inc.*	12,703	24,898
Mine Safety Appliances Co.	19,907	850,228
Mobile Mini, Inc.*	32,795	683,120
Multi-Color Corp.	10,100	242,299
NL Industries, Inc.	10,445	119,595
Quad/Graphics, Inc.	18,000	367,020
Schawk, Inc.	16,500	217,140
Standard Parking Corp.*	10,510	231,115
Steelcase, Inc., Class A	66,472	846,853
Swisher Hygiene, Inc.*	55,600	97,300
Sykes Enterprises, Inc.*	35,099	534,207
Team, Inc.*	14,800	562,992
Tetra Tech, Inc.#*	45,537	1,204,454
TMS International Corp., Class A*	16,900	211,588
U.S. Ecology, Inc.	12,300	289,542
UniFirst Corp.	12,705	931,531
United Stationers, Inc.	33,772	1,046,594

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Viad Corp.	16,724	$454,224

		20,695,129

Construction & Engineering (0.9%)
Aegion Corp.*	34,662	769,150
Argan, Inc.	10,630	191,340
Comfort Systems USA, Inc.	32,243	392,075
Dycom Industries, Inc.*	25,516	505,217
EMCOR Group, Inc.	46,999	1,626,635
Granite Construction, Inc.	29,073	977,434
Great Lakes Dredge & Dock Corp.	42,200	376,846
Layne Christensen Co.*	17,093	414,847
MasTec, Inc.*	48,462	1,208,158
MYR Group, Inc.*	12,000	267,000
Primoris Services Corp.	21,700	326,368
Tutor Perini Corp.*	23,995	328,731

		7,383,801

Electrical Equipment (1.3%)
Acuity Brands, Inc.	30,402	2,059,127
American Superconductor Corp.*	22,375	58,622
AZZ, Inc.	20,986	806,492
Belden, Inc.	33,935	1,526,736
Brady Corp., Class A	37,141	1,240,509
Capstone Turbine Corp.*	94,500	84,105
Encore Wire Corp.	17,428	528,243
EnerSys, Inc.*	37,539	1,412,593
Franklin Electric Co., Inc.	16,776	1,042,964
FuelCell Energy, Inc.*	18,160	16,653
Generac Holdings, Inc.	18,300	627,873
Global Power Equipment Group, Inc.	9,800	168,070
II-VI, Inc.*	42,786	781,700
LSI Industries, Inc.	4,718	33,073
Powell Industries, Inc.*	5,300	220,109
Thermon Group Holdings, Inc.*	7,800	175,734
Vicor Corp.*	15,000	81,300

		10,863,903

Industrial Conglomerates (0.2%)
Raven Industries, Inc.	28,426	749,309
Seaboard Corp.	267	675,478
Standex International Corp.	9,079	465,662

		1,890,449

Machinery (3.3%)
Accuride Corp.*	17,400	55,854
Actuant Corp., Class A	52,613	1,468,429
Alamo Group, Inc.	6,600	215,424
Albany International Corp., Class A	27,591	625,764
Altra Holdings, Inc.	22,700	500,535
American Railcar Industries, Inc.	4,300	136,439
Ampco-Pittsburgh Corp.	1,380	27,572
Astec Industries, Inc.	15,843	528,047
Barnes Group, Inc.	45,506	1,022,065
Blount International, Inc.*	35,433	560,550
Briggs & Stratton Corp.	33,744	711,324
Cascade Corp.	6,700	430,810
Chart Industries, Inc.*	21,421	1,428,138
CIRCOR International, Inc.	15,109	598,165
CLARCOR, Inc.	35,374	1,690,170
Commercial Vehicle Group, Inc.*	14,700	$120,687
Energy Recovery, Inc.*	21,755	73,967
EnPro Industries, Inc.*	17,254	705,689
ESCO Technologies, Inc.	24,852	929,713
Federal Signal Corp.*	44,600	339,406
Flow International Corp.*	10,796	37,786
Gorman-Rupp Co.	13,470	401,810
Greenbrier Cos., Inc.*	16,300	263,571
Hyster-Yale Materials Handling, Inc.	12,200	595,360
John Bean Technologies Corp.	25,631	455,463
Kadant, Inc.*	7,500	198,825
Kaydon Corp.	23,554	563,647
L.B. Foster Co., Class A	6,500	282,360
Lindsay Corp.	11,575	927,389
Meritor, Inc.*	77,735	367,687
Met-Pro Corp.	7,796	75,543
Middleby Corp.*	12,998	1,666,474
Mueller Industries, Inc.	13,957	698,269
Mueller Water Products, Inc., Class A	141,493	793,776
PMFG, Inc.*	9,500	86,355
RBC Bearings, Inc.*	17,000	851,190
Rexnord Corp.*	20,500	436,650
Robbins & Myers, Inc.	28,825	1,713,646
Sauer-Danfoss, Inc.	8,700	464,319
Sun Hydraulics Corp.	15,750	410,760
Tennant Co.	15,831	695,772
Titan International, Inc.	29,200	634,224
Trimas Corp.*	18,800	525,648
Wabash National Corp.*	47,300	424,281
Watts Water Technologies, Inc., Class A	21,259	913,924
Woodward, Inc.	49,933	1,903,945

		28,557,422

Marine (0.0%)
International Shipholding Corp.	4,769	78,593

Professional Services (1.2%)
Acacia Research Corp.*	35,341	906,497
Advisory Board Co.*	23,284	1,089,458
Corporate Executive Board Co.	25,204	1,196,182
Exponent, Inc.*	12,223	682,410
FTI Consulting, Inc.*	30,900	1,019,700
Huron Consulting Group, Inc.*	18,750	631,687
ICF International, Inc.*	13,700	321,128
Insperity, Inc.	17,787	579,145
Kelly Services, Inc., Class A	14,134	222,469
Kforce, Inc.	22,900	328,157
Korn/Ferry International*	37,552	595,575
Mistras Group, Inc.*	9,000	222,210
Navigant Consulting, Inc.*	42,332	472,425
On Assignment, Inc.*	27,100	549,588
Pendrell Corp.*	90,500	114,935
Resources Connection, Inc.	41,095	490,674
RPX Corp.*	2,300	20,792
TrueBlue, Inc.*	35,615	560,936
VSE Corp.	3,025	74,143
WageWorks, Inc.*	6,715	119,527

		10,197,638

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Road & Rail (1.2%)
Amerco, Inc.	6,142	$778,867
Arkansas Best Corp.	12,000	114,600
Avis Budget Group, Inc.*	77,064	1,527,408
Celadon Group, Inc.	7,600	137,332
Genesee & Wyoming, Inc., Class A*	31,361	2,385,945
Heartland Express, Inc.	48,655	635,921
Knight Transportation, Inc.	54,150	792,215
Marten Transport Ltd.	8,200	150,798
Old Dominion Freight Line, Inc.*	54,589	1,871,311
Patriot Transportation Holding, Inc.*	600	17,058
Roadrunner Transportation Systems, Inc.*	10,300	186,842
Saia, Inc.*	9,200	212,704
Swift Transportation Co.*	58,200	530,784
Werner Enterprises, Inc.	35,366	766,381
Zipcar, Inc.*	5,200	42,848

		10,151,014

Trading Companies & Distributors (0.9%)
Aircastle Ltd.	33,955	425,796
Applied Industrial Technologies, Inc.	30,888	1,297,605
Beacon Roofing Supply, Inc.*	32,276	1,074,145
CAI International, Inc.*	14,170	311,031
DXP Enterprises, Inc.*	6,100	299,327
H&E Equipment Services, Inc.	21,000	316,470
Kaman Corp.	23,992	882,906
Rush Enterprises, Inc., Class A*	32,200	665,574
SeaCube Container Leasing Ltd.	11,400	214,890
TAL International Group, Inc.	20,800	756,704
Textainer Group Holdings Ltd.	8,200	257,972
Titan Machinery, Inc.*	9,700	239,590
Watsco, Inc.	19,987	1,497,026

		8,239,036

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	15,100	199,471

Total Industrials		131,251,929

Information Technology (16.5%)
Communications Equipment (2.0%)
ADTRAN, Inc.	49,306	963,439
Anaren, Inc.*	10,200	198,390
Arris Group, Inc.*	89,803	1,341,657
Aruba Networks, Inc.*	79,616	1,652,032
Aviat Networks, Inc.*	39,937	131,393
Bel Fuse, Inc., Class B	1,450	28,348
Black Box Corp.	15,043	366,147
Calix, Inc.*	22,300	171,487
Ciena Corp.*	70,600	1,108,420
Comtech Telecommunications Corp.	17,043	432,551
Digi International, Inc.*	17,800	168,566
Emulex Corp.*	79,657	581,496
Extreme Networks, Inc.*	61,000	222,040
Finisar Corp.*	66,800	1,088,840
Globecomm Systems, Inc.*	14,250	161,025
Harmonic, Inc.*	86,459	438,347
Infinera Corp.*	86,261	$501,176
InterDigital, Inc.	34,625	1,423,088
Ixia*	26,063	442,550
Loral Space & Communications, Inc.	10,096	551,847
NETGEAR, Inc.*	31,829	1,254,699
Oclaro, Inc.*	33,900	53,223
Oplink Communications, Inc.*	14,300	222,794
Plantronics, Inc.	31,259	1,152,519
Procera Networks, Inc.*	13,500	250,425
Riverbed Technology, Inc.*	2,802	55,250
ShoreTel, Inc.*	33,600	142,464
Sonus Networks, Inc.*	163,241	277,510
Sycamore Networks, Inc.	16,421	36,783
Tellabs, Inc.	260,700	594,396
Ubiquiti Networks, Inc.	17,700	214,878
ViaSat, Inc.*	27,140	1,055,746

		17,283,526

Computers & Peripherals (0.8%)
3D Systems Corp.*	33,400	1,781,890
Avid Technology, Inc.*	22,731	172,301
Cray, Inc.*	25,400	405,130
Electronics for Imaging, Inc.*	33,652	639,052
Intermec, Inc.*	42,700	421,022
OCZ Technology Group, Inc.*	37,700	72,007
QLogic Corp.*	69,400	675,262
Quantum Corp.*	182,081	225,780
Silicon Graphics International Corp.*	20,100	205,623
STEC, Inc.*	28,399	140,007
Stratasys Ltd.*	15,566	1,247,615
Super Micro Computer, Inc.*	16,200	165,240
Synaptics, Inc.*	23,437	702,407

		6,853,336

Electronic Equipment, Instruments & Components (2.4%)
Anixter International, Inc.	21,958	1,404,873
Audience, Inc.*	11,200	116,368
Badger Meter, Inc.	13,430	636,716
Benchmark Electronics, Inc.*	48,348	803,544
Checkpoint Systems, Inc.*	32,811	352,390
Cognex Corp.	29,803	1,097,346
Coherent, Inc.	16,952	858,110
CTS Corp.	23,400	248,742
Daktronics, Inc.	22,900	253,503
DTS, Inc.*	15,895	265,446
Electro Scientific Industries, Inc.	22,200	220,890
Fabrinet*	11,800	155,052
FARO Technologies, Inc.*	16,067	573,271
FEI Co.	28,173	1,562,475
GSI Group, Inc.*	18,700	161,942
Insight Enterprises, Inc.*	31,443	546,165
InvenSense, Inc.*	25,900	287,749
Kemet Corp.*	32,400	162,972
Littelfuse, Inc.	15,249	941,016
Maxwell Technologies, Inc.*	21,200	175,748
Measurement Specialties, Inc.*	11,100	381,396
Mercury Systems, Inc.*	16,800	154,560
Methode Electronics, Inc.	26,500	265,795
MTS Systems Corp.	15,602	794,610
Multi-Fineline Electronix, Inc.*	9,000	181,890

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Newport Corp.*	27,187	$365,665
OSI Systems, Inc.*	15,768	1,009,783
Park Electrochemical Corp.	15,472	398,095
PC Connection, Inc.	21,196	243,754
Plexus Corp.*	28,175	726,915
Power-One, Inc.*	28,400	116,724
RadiSys Corp.*	22,442	66,877
RealD, Inc.*	28,500	319,485
Rofin-Sinar Technologies, Inc.*	24,925	540,374
Rogers Corp.*	13,684	679,547
Sanmina Corp.*	63,800	706,266
ScanSource, Inc.*	23,039	731,949
SYNNEX Corp.*	15,862	545,336
TTM Technologies, Inc.*	38,162	351,090
Universal Display Corp.*	26,560	680,467
Viasystems Group, Inc.*	12,546	153,061
Zygo Corp.*	12,400	194,680

		20,432,637

Internet Software & Services (2.2%)
Active Network, Inc.*	27,700	136,007
Angie’s List, Inc.*	25,300	303,347
Bankrate, Inc.*	32,929	409,966
Bazaarvoice, Inc.*	1,600	14,960
Blucora, Inc.*	26,800	421,028
Brightcove, Inc.*	13,600	122,944
comScore, Inc.*	23,363	321,942
Constant Contact, Inc.*	18,346	260,697
Cornerstone OnDemand, Inc.*	24,000	708,720
CoStar Group, Inc.*	19,836	1,772,743
Dealertrack Technologies, Inc.*	37,064	1,064,478
Demand Media, Inc.*	13,900	129,131
Demandware, Inc.*	2,600	71,032
Dice Holdings, Inc.*	35,600	326,808
Digital River, Inc.*	35,331	508,413
EarthLink, Inc.	103,433	668,177
Envestnet, Inc.*	20,200	281,790
ExactTarget, Inc.*	2,400	48,000
Internap Network Services Corp.*	37,300	258,862
IntraLinks Holdings, Inc.*	23,500	144,995
j2 Global, Inc.	33,278	1,017,641
Keynote Systems, Inc.	10,100	142,309
KIT Digital, Inc.*	19,200	9,216
Limelight Networks, Inc.*	118,200	262,404
Liquidity Services, Inc.*	16,800	686,448
LivePerson, Inc.*	34,100	448,074
LogMeIn, Inc.*	15,500	347,355
Millennial Media, Inc.*	15,300	191,709
Monster Worldwide, Inc.*	86,300	485,006
Move, Inc.*	29,550	224,285
NIC, Inc.	46,855	765,611
OpenTable, Inc.*	17,300	844,240
Perficient, Inc.*	22,700	267,406
QuinStreet, Inc.*	20,000	134,400
RealNetworks, Inc.*	19,625	148,365
Responsys, Inc.*	15,400	91,784
SciQuest, Inc.*	9,700	153,842
SPS Commerce, Inc.*	7,900	294,433
Stamps.com, Inc.*	8,500	214,200
Synacor, Inc.*	18,600	101,742
Travelzoo, Inc.*	11,300	214,587
United Online, Inc.	72,273	404,006
Unwired Planet, Inc.*	79,841	$95,809
ValueClick, Inc.*	62,424	1,211,650
VistaPrint N.V.*	26,300	864,218
Vocus, Inc.*	12,900	224,202
Web.com Group, Inc.*	21,000	310,800
WebMD Health Corp.*	36,100	517,674
Yelp, Inc.*	6,100	114,985

		18,762,441

IT Services (2.0%)
Acxiom Corp.*	63,869	1,115,153
CACI International, Inc., Class A*	18,659	1,026,805
Cardtronics, Inc.*	31,600	750,184
Cass Information Systems, Inc.	7,381	311,478
CIBER, Inc.*	46,400	154,976
Convergys Corp.	77,200	1,266,852
CSG Systems International, Inc.*	33,465	608,394
EPAM Systems, Inc.*	10,800	195,480
Euronet Worldwide, Inc.*	44,426	1,048,454
ExlService Holdings, Inc.*	16,400	434,600
Forrester Research, Inc.	11,280	302,304
Global Cash Access Holdings, Inc.*	40,400	316,736
Hackett Group, Inc.	10,719	45,877
Heartland Payment Systems, Inc.	27,137	800,541
Higher One Holdings, Inc.*	22,500	237,150
iGATE Corp.*	19,000	299,630
Lionbridge Technologies, Inc.*	43,800	176,076
ManTech International Corp., Class A	18,541	480,954
MAXIMUS, Inc.	25,884	1,636,386
MoneyGram International, Inc.*	8,475	112,633
Sapient Corp.*	83,569	882,489
ServiceSource International, Inc.*	9,200	53,820
Syntel, Inc.	12,582	674,269
TeleTech Holdings, Inc.*	18,625	331,525
TNS, Inc.*	23,218	481,309
Unisys Corp.*	34,464	596,227
Virtusa Corp.*	13,800	226,734
WEX, Inc.*	28,302	2,133,122

		16,700,158

Semiconductors & Semiconductor Equipment (3.5%)
Advanced Energy Industries, Inc.*	26,403	364,625
Amkor Technology, Inc.*	56,909	241,863
ANADIGICS, Inc.*	48,100	121,212
Applied Micro Circuits Corp.*	44,200	371,280
ATMI, Inc.*	29,870	623,686
Axcelis Technologies, Inc.*	74,300	103,277
Brooks Automation, Inc.	59,550	479,378
Cabot Microelectronics Corp.	16,920	600,829
Cavium, Inc.*	35,400	1,104,834
CEVA, Inc.*	16,200	255,150
Cirrus Logic, Inc.*	45,967	1,331,664
Cymer, Inc.*	21,598	1,953,107
Diodes, Inc.*	29,708	515,434
Entegris, Inc.*	100,746	924,848
Entropic Communications, Inc.*	62,845	332,450
Exar Corp.*	27,032	240,585
First Solar, Inc.*	42,900	1,324,752
FormFactor, Inc.*	40,395	184,201
GT Advanced Technologies, Inc.*	92,400	279,048
Hittite Microwave Corp.*	21,915	1,360,922

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Inphi Corp.*	16,100	$154,238
Integrated Device Technology, Inc.*	130,200	950,460
Intermolecular, Inc.*	32,000	284,800
International Rectifier Corp.*	49,300	874,089
Intersil Corp., Class A	90,700	751,903
IXYS Corp.	21,000	191,940
Lattice Semiconductor Corp.*	96,400	384,636
LTX-Credence Corp.*	34,700	227,632
MA-COM Technology Solutions Holdings, Inc.*	12,900	193,113
MaxLinear, Inc., Class A*	14,100	70,782
MEMC Electronic Materials, Inc.*	164,300	527,403
Micrel, Inc.	40,675	386,413
Microsemi Corp.*	61,627	1,296,632
MIPS Technologies, Inc.*	29,600	231,472
MKS Instruments, Inc.	42,872	1,105,240
Monolithic Power Systems, Inc.	31,496	701,731
Nanometrics, Inc.*	13,500	194,670
NVE Corp.*	3,543	196,601
OmniVision Technologies, Inc.*	41,618	585,981
Pericom Semiconductor Corp.*	20,900	167,827
Photronics, Inc.*	35,600	212,176
Power Integrations, Inc.	24,124	810,808
Rambus, Inc.*	72,100	351,848
RF Micro Devices, Inc.*	212,846	953,550
Rubicon Technology, Inc.*	8,000	48,880
Semtech Corp.*	46,296	1,340,269
Sigma Designs, Inc.*	20,459	105,364
Silicon Image, Inc.*	60,800	301,568
Spansion, Inc., Class A*	36,900	513,279
STR Holdings, Inc.*	19,800	49,896
SunPower Corp.*	30,400	170,848
Tessera Technologies, Inc.	43,710	717,718
TriQuint Semiconductor, Inc.*	125,665	608,219
Ultratech, Inc.*	17,324	646,185
Veeco Instruments, Inc.*	30,694	906,087
Volterra Semiconductor Corp.*	19,883	341,391

		30,268,794

Software (3.6%)
Accelrys, Inc.*	31,958	289,220
ACI Worldwide, Inc.*	31,072	1,357,536
Actuate Corp.*	32,803	183,697
Advent Software, Inc.*	27,014	577,559
American Software, Inc., Class A	5,690	44,154
Aspen Technology, Inc.*	66,700	1,843,588
AVG Technologies N.V.*	13,000	205,790
Blackbaud, Inc.	32,187	734,829
Bottomline Technologies, Inc.*	23,491	619,928
BroadSoft, Inc.*	16,600	603,078
CommVault Systems, Inc.*	32,214	2,245,638
Comverse Technology, Inc.*	156,000	599,040
Comverse, Inc.*	15,600	445,068
Ebix, Inc.	18,849	302,903
Ellie Mae, Inc.*	15,400	427,350
EPIQ Systems, Inc.	22,400	286,272
Fair Isaac Corp.	25,627	1,077,103
FalconStor Software, Inc.*	43,609	101,609
Guidewire Software, Inc.*	13,800	410,136
Imperva, Inc.*	2,400	75,672
Infoblox, Inc.*	7,900	141,963
Interactive Intelligence Group, Inc.*	10,000	$335,400
Jive Software, Inc.*	7,090	103,018
Manhattan Associates, Inc.*	14,850	896,049
Mentor Graphics Corp.*	69,118	1,176,388
MicroStrategy, Inc., Class A*	6,309	589,134
Monotype Imaging Holdings, Inc.	26,300	420,274
NetScout Systems, Inc.*	27,454	713,530
Parametric Technology Corp.*	92,645	2,085,439
Pegasystems, Inc.	10,425	236,439
Progress Software Corp.*	44,177	927,275
Proofpoint, Inc.*	13,300	163,723
PROS Holdings, Inc.*	14,900	272,521
QLIK Technologies, Inc.*	60,800	1,320,576
RealPage, Inc.*	22,300	481,011
Sourcefire, Inc.*	20,346	960,738
SS&C Technologies Holdings, Inc.*	24,100	557,192
Synchronoss Technologies, Inc.*	16,634	350,811
Take-Two Interactive Software, Inc.*	53,356	587,450
Tangoe, Inc.*	21,200	251,644
TiVo, Inc.*	92,067	1,134,265
Tyler Technologies, Inc.*	23,277	1,127,538
Ultimate Software Group, Inc.*	18,170	1,715,430
VASCO Data Security International, Inc.*	19,200	156,672
Verint Systems, Inc.*	15,500	455,080
VirnetX Holding Corp.*	28,000	819,840
Websense, Inc.*	30,304	455,772

		30,865,342

Total Information Technology		141,166,234

Materials (5.2%)
Chemicals (2.2%)
A. Schulman, Inc.	21,143	611,667
American Vanguard Corp.	16,000	497,120
Balchem Corp.	24,885	905,814
Calgon Carbon Corp.*	51,138	725,137
Chemtura Corp.*	70,700	1,503,082
Ferro Corp.*	52,173	218,083
Flotek Industries, Inc.*	36,700	447,740
FutureFuel Corp.	21,191	250,901
Georgia Gulf Corp.	27,000	1,114,560
H.B. Fuller Co.	35,259	1,227,718
Hawkins, Inc.	6,800	262,752
Innophos Holdings, Inc.	14,913	693,455
Innospec, Inc.	17,400	600,126
Koppers Holdings, Inc.	16,713	637,601
Kraton Performance Polymers, Inc.*	23,400	562,302
LSB Industries, Inc.*	14,100	499,422
Minerals Technologies, Inc.	25,850	1,031,932
Olin Corp.	57,903	1,250,126
OM Group, Inc.*	21,487	477,011
OMNOVA Solutions, Inc.*	30,100	211,001
PolyOne Corp.	73,100	1,492,702
Quaker Chemical Corp.	9,100	490,126
Sensient Technologies Corp.	35,525	1,263,269
Stepan Co.	12,488	693,584
Tredegar Corp.	17,129	349,774

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Zep, Inc.	14,600	$210,824
Zoltek Cos., Inc.*	23,900	185,225

		18,413,054

Construction Materials (0.4%)
Eagle Materials, Inc.	32,700	1,912,950
Headwaters, Inc.*	45,700	391,192
Texas Industries, Inc.*	20,526	1,047,031
United States Lime & Minerals, Inc.*	5,000	235,600

		3,586,773

Containers & Packaging (0.2%)
Boise, Inc.	76,500	608,175
Graphic Packaging Holding Co.*	119,253	770,375
Myers Industries, Inc.	22,900	346,935

		1,725,485

Metals & Mining (1.5%)
AK Steel Holding Corp.	78,700	362,020
AMCOL International Corp.	23,149	710,211
Century Aluminum Co.*	30,291	265,349
Coeur d’Alene Mines Corp.*	65,236	1,604,806
General Moly, Inc.*	74,000	296,740
Globe Specialty Metals, Inc.	49,200	676,500
Gold Resource Corp.	20,900	322,069
Golden Star Resources Ltd.*	162,700	299,368
Haynes International, Inc.	9,533	494,477
Hecla Mining Co.	199,429	1,162,671
Horsehead Holding Corp.*	32,667	333,530
Kaiser Aluminum Corp.	13,791	850,767
Materion Corp.	19,245	496,136
McEwen Mining, Inc.*	140,400	537,732
Noranda Aluminum Holding Corp.	14,900	91,039
Paramount Gold and Silver Corp.*	70,800	164,256
Redcorp Ventures Ltd.* †(b)	46,400	—
RTI International Metals, Inc.*	27,586	760,270
Schnitzer Steel Industries, Inc., Class A	18,000	545,940
Stillwater Mining Co.*	75,678	967,165
SunCoke Energy, Inc.*	50,910	793,687
U.S. Silica Holdings, Inc.	15,600	260,988
Worthington Industries, Inc.	43,380	1,127,446

		13,123,167

Paper & Forest Products (0.9%)
Buckeye Technologies, Inc.	29,020	833,164
Clearwater Paper Corp.*	21,138	827,764
Deltic Timber Corp.	9,253	653,447
KapStone Paper and Packaging Corp.	27,486	609,914
Louisiana-Pacific Corp.*	103,548	2,000,548
Neenah Paper, Inc.	10,700	304,629
P.H. Glatfelter Co.	28,215	493,198
Resolute Forest Products*	57,700	763,948
Schweitzer-Mauduit International, Inc.	22,164	865,061
Wausau Paper Corp.	35,600	308,296

		7,659,969

Total Materials		44,508,448

Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.6%)
8x8, Inc.*	57,000	$421,230
Atlantic Tele-Network, Inc.	6,800	249,628
Cbeyond, Inc.*	17,908	161,888
Cincinnati Bell, Inc.*	118,537	649,583
Cogent Communications Group, Inc.	39,925	903,902
Consolidated Communications Holdings, Inc.	34,117	543,143
General Communication, Inc., Class A*	38,100	365,379
IDT Corp., Class B	7,500	71,550
Iridium Communications, Inc.*	32,000	215,680
Lumos Networks Corp.	13,460	134,869
magicJack VocalTec Ltd.*	12,700	231,267
Neutral Tandem, Inc.	30,573	78,573
Premiere Global Services, Inc.*	58,452	571,660
Towerstream Corp.*	55,200	179,400
Vonage Holdings Corp.*	64,300	152,391

		4,930,143

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	24,900	187,995
Leap Wireless International, Inc.*	44,800	297,920
Shenandoah Telecommunications Co.	21,724	332,594
USA Mobility, Inc.	17,700	206,736

		1,025,245

Total Telecommunication Services		5,955,388

Utilities (3.5%)
Electric Utilities (1.5%)
ALLETE, Inc.	25,023	1,025,443
Cleco Corp.	46,481	1,859,705
El Paso Electric Co.	30,846	984,296
Empire District Electric Co.	30,023	611,869
IDACORP, Inc.	37,108	1,608,632
MGE Energy, Inc.	15,453	787,330
Otter Tail Corp.	22,725	568,125
PNM Resources, Inc.	59,481	1,219,955
Portland General Electric Co.	57,432	1,571,339
UIL Holdings Corp.	39,731	1,422,767
Unitil Corp.	9,800	254,016
UNS Energy Corp.	28,643	1,215,036

		13,128,513

Gas Utilities (1.0%)
Chesapeake Utilities Corp.	7,500	340,500
Laclede Group, Inc.	16,352	631,350
New Jersey Resources Corp.	32,311	1,280,162
Northwest Natural Gas Co.	19,342	854,916
Piedmont Natural Gas Co., Inc.#	55,177	1,727,592
South Jersey Industries, Inc.	20,976	1,055,722
Southwest Gas Corp.	31,836	1,350,165
WGL Holdings, Inc.	38,325	1,501,957

		8,742,364

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Independent Power Producers & Energy Traders (0.3%)
Atlantic Power Corp.	82,830	$946,747
NRG Energy, Inc.	66,916	1,538,410
Ormat Technologies, Inc.	11,400	219,792

		2,704,949

Multi-Utilities (0.5%)
Avista Corp.	46,099	1,111,447
Black Hills Corp.	31,219	1,134,498
CH Energy Group, Inc.	10,368	676,201
NorthWestern Corp.	26,578	923,054

		3,845,200

Water Utilities (0.2%)
American States Water Co.	16,779	805,057
California Water Service Group	33,500	614,725
SJW Corp.	9,900	263,340

		1,683,122

Total Utilities		30,104,148

Total Common Stocks (98.4%) (Cost $593,791,808)		843,380,339

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc. (Zero Coupon), 12/31/15	$19,200	16,944

Total Financials		16,944

Total Corporate Bonds		16,944

Total Long-Term Debt Securities (0.0%) (Cost $19,200)		16,944

	Number of Warrants	Value (Note 1)

WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 10/14/13*(b) (Cost $—)	7,330	$147

Total Investments (98.4%) (Cost $593,811,008)		843,397,430
Other Assets Less Liabilities (1.6%)		13,903,120

Net Assets (100%)		$857,300,550

*	Non-income producing.
†	Securities (totaling $9,500 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $2,067,286.
(b)	Illiquid security.

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	101	March-13	$8,409,276	$8,550,660	$141,384

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities(a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$118,150,408	$—	$—	$118,150,408
Consumer Staples	29,613,848	—	—	29,613,848
Energy	51,019,346	—	—	51,019,346
Financials	190,114,698	—	—	190,114,698
Health Care	101,486,392	—	9,500	101,495,892
Industrials	131,251,929	—	—	131,251,929
Information Technology	141,166,234	—	—	141,166,234
Materials	44,508,448	—	—	44,508,448
Telecommunication Services	5,955,388	—	—	5,955,388
Utilities	30,104,148	—	—	30,104,148
Corporate Bonds
Financials	—	16,944	—	16,944
Futures	141,384	—	—	141,384
Warrants
Energy	—	147	—	147

Total Assets	$843,512,223	$17,091	$9,500	$843,538,814

Total Liabilities	$—	$—	$—	$—

Total	$843,512,223	$17,091	$9,500	$843,538,814

(a) A security with a market value of $963,439 transferred from Level 2 to Level 1 since the beginning of the period due to active trading.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Materials††	Investments in Common Stocks-Health Care‡

Balance as of 12/31/11	$—	$9,500
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases	—	—
Sales	—	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/12	$—	$9,500

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$—	$—

††	Security held with $0 market value.
‡	Security was shown as Rights in prior year.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	141,384	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$141,384

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	744,384	—	—	744,384
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$744,384	$—	$—	$744,384

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	42,038	—	—	42,038
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$42,038	$—	$—	$42,038

The Portfolio held futures contracts with an average notional balance of approximately $5,648,000 during the year ended December 31,2012.

^ This Portfolio held futures as a substitute for investing in conventional securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$129,062,306
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$187,730,238

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$302,053,079
Aggregate gross unrealized depreciation	(58,155,333)

Net unrealized appreciation	$243,897,746

Federal income tax cost of investments	$599,499,684

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $593,811,008)	$843,397,430
Cash	10,583,471
Receivable for securities sold	2,441,630
Receivable from Separate Accounts for Trust shares sold	957,692
Dividends, interest and other receivables	897,621
Due from broker for futures variation margin	192,513
Other assets	4,231

Total assets	858,474,588

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	668,576
Investment management fees payable	177,510
Distribution fees payable - Class IB	148,679
Administrative fees payable	74,643
Distribution fees payable - Class IA	11,137
Accrued expenses	93,493

Total liabilities	1,174,038

NET ASSETS	$857,300,550

Net assets were comprised of:
Paid in capital	$609,988,585
Accumulated undistributed net investment income (loss)	617,854
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(3,033,695)
Net unrealized appreciation (depreciation) on investments and futures	249,727,806

Net assets	$857,300,550

Class IA
Net asset value, offering and redemption price per share, $53,627,269 / 5,522,720 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.71

Class IB
Net asset value, offering and redemption price per share, $718,213,815 / 73,926,595 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.72

Class K
Net asset value, offering and redemption price per share, $85,459,466 / 8,801,037 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.71

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $17,105 foreign withholding tax)	$15,443,522
Interest	6,274

Total income	15,449,796

EXPENSES
Investment management fees	2,095,187
Distribution fees - Class IB	1,757,924
Administrative fees	881,104
Distribution fees - Class IA	133,469
Printing and mailing expenses	92,774
Professional fees	65,237
Trustees’ fees	23,750
Miscellaneous	13,188

Total expenses	5,062,633

NET INVESTMENT INCOME (LOSS)	10,387,163

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	54,217,532
Futures	744,384
Foreign currency transactions	(68)

Net realized gain (loss)	54,961,848

Change in unrealized appreciation (depreciation) on:
Securities	55,289,340
Futures	42,038

Net change in unrealized appreciation (depreciation)	55,331,378

NET REALIZED AND UNREALIZED GAIN (LOSS)	110,293,226

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$120,680,389

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,387,163	$5,675,515
Net realized gain (loss) on investments, futures and foreign currency transactions	54,961,848	77,880,168
Net change in unrealized appreciation (depreciation) on investments and futures	55,331,378	(116,116,314)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	120,680,389	(32,560,631)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(703,912)	(535,607)
Class IB	(9,417,531)	(4,748,103)
Class K†	(1,333,117)	(773,675)

	(11,454,560)	(6,057,385)

Distributions from net realized capital gains
Class IA	(3,240,497)	(5,121,742)
Class IB	(43,369,542)	(60,791,609)
Class K†	(5,143,795)	(7,398,271)

	(51,753,834)	(73,311,622)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(63,208,394)	(79,369,007)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,266,447 and 2,081,423 shares, respectively ]	12,539,309	21,500,872
Capital shares issued in reinvestment of dividends and distributions [ 406,820 and 646,497 shares, respectively ]	3,944,409	5,657,349
Capital shares repurchased [ (2,357,812) and (10,428,101) shares, respectively ]	(23,254,213)	(100,984,147	)(z)

Total Class IA transactions	(6,770,495)	(73,825,926)

Class IB
Capital shares sold [ 7,015,076 and 6,709,868 shares, respectively ]	69,422,349	68,723,792
Capital shares issued in reinvestment of dividends and distributions [ 5,441,842 and 7,485,495 shares, respectively ]	52,787,073	65,539,712
Capital shares repurchased [ (12,038,297) and (13,139,968) shares, respectively ]	(118,708,407)	(137,192,840)

Total Class IB transactions	3,501,015	(2,929,336)

Class K†
Capital shares sold [ 997,645 and 8,369,827 shares, respectively ]	9,685,589	79,874,524	(z)
Capital shares issued in reinvestment of dividends and distributions [ 668,084 and 933,855 shares, respectively ]	6,476,912	8,171,946
Capital shares repurchased [ (1,612,554) and (555,820) shares, respectively ]	(15,736,800)	(5,216,061)

Total Class K transactions	425,701	82,830,409

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,843,779)	6,075,147

TOTAL INCREASE (DECREASE) IN NET ASSETS	54,628,216	(105,854,491)
NET ASSETS:
Beginning of year	802,672,334	908,526,825

End of year (a)	$857,300,550	$802,672,334

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$617,854	$1,221,145

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/Small Company Index Portfolio exchanged approximately 6,595,056 Class IA shares for approximately 6,595,056 Class K shares. This exchange amounted to approximately $61,858,685.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO(kk)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009		2008
Net asset value, beginning of year	$9.07	$10.52	$8.43	$6.77		$11.61

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.09 (e)	0.11 (e)	0.07	(e)	0.14	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.28	(0.52)	2.10	1.71		(4.06)

Total from investment operations	1.40	(0.43)	2.21	1.78		(3.92)

Less distributions:
Dividends from net investment income	(0.13)	(0.10)	(0.12)	(0.11)		(0.10)
Distributions from net realized gains	(0.63)	(0.92)	—	—		(0.82)
Return of capital	—	—	—	(0.01)		—

Total dividends and distributions	(0.76)	(1.02)	(0.12)	(0.12)		(0.92)

Net asset value, end of year	$9.71	$9.07	$10.52	$8.43		$6.77

Total return	15.55%	(3.79)%	26.18%	26.36%		(33.94)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$53,627	$56,302	$146,261	$146,628		$216,594
Ratio of expenses to average net assets	0.63%	0.37%	0.37%	0.39%		0.45%
Ratio of net investment income (loss) to average net assets	1.20%	0.84%	1.22%	1.07%		1.61%
Portfolio turnover rate	16%	18%	18%	38%		48%

	Year Ended December 31,
Class IB	2012	2011	2010	2009		2008
Net asset value, beginning of year	$9.07	$10.52	$8.43	$6.77		$11.61

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.06 (e)	0.09 (e)	0.06	(e)	0.11	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.29	(0.52)	2.09	1.70		(4.05)

Total from investment operations	1.41	(0.46)	2.18	1.76		(3.94)

Less distributions:
Dividends from net investment income	(0.13)	(0.07)	(0.09)	(0.09)		(0.08)
Distributions from net realized gains	(0.63)	(0.92)	—	—		(0.82)
Return of capital	—	—	—	(0.01)		—

Total dividends and distributions	(0.76)	(0.99)	(0.09)	(0.10)		(0.90)

Net asset value, end of year	$9.72	$9.07	$10.52	$8.43		$6.77

Total return	15.66%	(4.04)%	25.87%	26.04%		(34.12)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$718,214	$667,025	$762,265	$648,557		$430,688
Ratio of expenses to average net assets	0.63%	0.62%	0.62%	0.64	%(c)	0.70	%(c)
Ratio of net investment income (loss) to average net assets	1.22%	0.61%	1.01%	0.90%		1.13%
Portfolio turnover rate	16%	18%	18%	38%		48%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO(kk)

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.07	$9.14

Income (loss) from investment operations:
Net investment income (loss)	0.15 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.28	0.91

Total from investment operations	1.43	0.95

Less distributions:
Dividends from net investment income	(0.16)	(0.10)
Distributions from net realized gains	(0.63)	(0.92)

Total dividends and distributions	(0.79)	(1.02)

Net asset value, end of period	$9.71	$9.07

Total return (b)	15.84%	10.73%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$85,459	$79,345
Ratio of expenses to average net assets (a)	0.38%	0.37%
Ratio of net investment income (loss) to average net assets (a)	1.47%	1.05%
Portfolio turnover rate	16%	18%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(kk)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Small Company Index II Portfolio that followed the same objectives as this portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Small Company Index Portfolio.

See Notes to Financial Statements.

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	18.94%	2.50%	7.75%
Portfolio – Class IB Shares*	18.94	2.28	7.59
Portfolio – Class K Shares***	19.23	N/A	16.60
Russell 1000® Growth Index	15.26	3.12	7.52

*    Date of inception 8/1/88.

**   Date of inception 5/16/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflects the effect of 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

***  Date of inception 12/1/11.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 18.94% for the year ended December 31, 2012. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 15.26% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Overall, stock selection was the main reason for outperformance relative to the benchmark, but sector weighting was also positive.

•	Stock selection in the Information Technology and Telecommunication Services sectors benefited performance.

•	Underweighting the Consumer Staples sector contributed positively.

What hurt performance during the year:

•	Stock selection in the Industrials and business services sector contributed to relative underperformance.

•	Underweighting Health Care detracted, as this was the best performing sector in the benchmark.

•	Stock selection in Energy was negative, but was more than offset by favorable sector weighting.

Portfolio Positioning and Outlook

Now that the first phase of a plan to deal with the U.S. fiscal problems is behind us, the Adviser is optimistic that the policymakers in Washington will come up with a compromise on the spending side of the equation. The Adviser expects the U.S. economy to grow between 2% and 3% in 2013. The Adviser is encouraged by positive trends in the housing industry, and the unemployment rate has been dropping. The main impediments to global growth remain the same: an economic slowdown in China and ongoing sovereign debt problems in Europe. In addition, continuing turmoil in the Middle East carries the potential to escalate into more widespread violence. Selected stock valuations appear attractive to us, notably in housing, onshore energy development, and financials.

Sector Weightings as of December 31, 2012	% of Net Assets
Information Technology	34.8%
Consumer Discretionary	20.3
Industrials	12.5
Health Care	9.4
Financials	5.9
Consumer Staples	5.3
Energy	4.3
Materials	3.4
Telecommunication Services	3.0
Cash and Other	1.1

100.0%

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,050.30	$5.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.54	5.66
Class IB
Actual	1,000.00	1,050.40	5.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.53	5.66
Class K
Actual	1,000.00	1,051.50	4.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.79	4.40

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.11%, 1.12% and 0.87%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (20.3%)
Automobiles (0.3%)
Harley-Davidson, Inc.	64,000	$3,125,760

Hotels, Restaurants & Leisure (4.9%)
Carnival plc	129,119	4,991,300
Chipotle Mexican Grill, Inc.*	26,000	7,733,960
Las Vegas Sands Corp.	166,600	7,690,256
Marriott International, Inc., Class A	104,809	3,906,231
MGM Resorts International*	92,700	1,079,028
Starbucks Corp.	217,700	11,673,074
Starwood Hotels & Resorts Worldwide, Inc.	119,100	6,831,576
Yum! Brands, Inc.	31,400	2,084,960

		45,990,385

Household Durables (1.0%)
D.R. Horton, Inc.	222,500	4,401,050
Lennar Corp., Class A	130,000	5,027,100

		9,428,150

Internet & Catalog Retail (7.1%)
Amazon.com, Inc.*	164,400	41,287,416
priceline.com, Inc.*	35,800	22,238,960
TripAdvisor, Inc.*	64,200	2,693,832

		66,220,208

Media (0.9%)
Charter Communications, Inc., Class A*	27,800	2,119,472
Walt Disney Co.	123,600	6,154,044

		8,273,516

Multiline Retail (0.3%)
Dollar Tree, Inc.*	60,200	2,441,712

Specialty Retail (3.6%)
AutoZone, Inc.*	22,800	8,081,004
CarMax, Inc.*	151,000	5,668,540
Home Depot, Inc.	172,000	10,638,200
Lowe’s Cos., Inc.	105,600	3,750,912
Ross Stores, Inc.	78,100	4,229,115
Tractor Supply Co.	20,800	1,837,888

		34,205,659

Textiles, Apparel & Luxury Goods (2.2%)
Fossil, Inc.*	64,060	5,963,986
NIKE, Inc., Class B	100,400	5,180,640
Prada S.p.A.	402,800	3,894,068
PVH Corp.	23,200	2,575,432
Ralph Lauren Corp.	18,800	2,818,496

		20,432,622

Total Consumer Discretionary		190,118,012

Consumer Staples (5.3%)
Beverages (1.7%)
Anheuser-Busch InBev N.V.	43,474	3,799,130
Coca-Cola Co.	150,000	5,437,500
Monster Beverage Corp.*	66,800	3,532,384

Pernod-Ricard S.A.	26,217	$3,082,771

		15,851,785

Food & Staples Retailing (2.2%)
Costco Wholesale Corp.	74,000	7,308,980
CVS Caremark Corp.	177,600	8,586,960
Whole Foods Market, Inc.	54,500	4,977,485

		20,873,425

Food Products (0.4%)
Nestle S.A. (Registered)	64,388	4,196,431

Household Products (0.5%)
Colgate-Palmolive Co.	43,400	4,537,036

Tobacco (0.5%)
Philip Morris International, Inc.	56,800	4,750,752

Total Consumer Staples		50,209,429

Energy (4.3%)
Energy Equipment & Services (1.3%)
FMC Technologies, Inc.*	129,200	5,533,636
Schlumberger Ltd.	94,900	6,575,621

		12,109,257

Oil, Gas & Consumable Fuels (3.0%)
EOG Resources, Inc.	66,400	8,020,456
EQT Corp.	32,300	1,905,054
Occidental Petroleum Corp.	23,000	1,762,030
Pioneer Natural Resources Co.	29,500	3,144,405
Range Resources Corp.	120,200	7,552,166
Williams Cos., Inc.	177,300	5,804,802

		28,188,913

Total Energy		40,298,170

Financials (5.9%)
Capital Markets (1.7%)
Franklin Resources, Inc.	69,800	8,773,860
Invesco Ltd.	271,500	7,083,435

		15,857,295

Commercial Banks (0.4%)
U.S. Bancorp	112,200	3,583,668

Consumer Finance (1.2%)
American Express Co.	204,500	11,754,660

Diversified Financial Services (0.3%)
IntercontinentalExchange, Inc.*	22,100	2,736,201

Real Estate Investment Trusts (REITs) (2.3%)
American Tower Corp. (REIT)	279,700	21,612,419

Total Financials		55,544,243

Health Care (9.4%)
Biotechnology (3.5%)
Alexion Pharmaceuticals, Inc.*	68,200	6,397,842
Biogen Idec, Inc.*	58,100	8,521,527
Celgene Corp.*	45,100	3,550,272
Gilead Sciences, Inc.*	112,300	8,248,435
Onyx Pharmaceuticals, Inc.*	28,400	2,145,052
Regeneron Pharmaceuticals, Inc.*	24,700	4,225,429

		33,088,557

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Health Care Equipment & Supplies (1.6%)
Baxter International, Inc.	67,900	$4,526,214
Covidien plc	19,300	1,114,382
Edwards Lifesciences Corp.*	54,050	4,873,688
Stryker Corp.	78,800	4,319,816

		14,834,100

Health Care Providers & Services (2.7%)
Catamaran Corp.*	89,518	4,217,193
Express Scripts Holding Co.*	73,100	3,947,400
McKesson Corp.	115,000	11,150,400
UnitedHealth Group, Inc.	102,800	5,575,872

		24,890,865

Pharmaceuticals (1.6%)
Allergan, Inc.	39,500	3,623,335
Novo Nordisk A/S, Class B	33,794	5,519,231
Valeant Pharmaceuticals International, Inc.*	103,200	6,168,264

		15,310,830

Total Health Care		88,124,352

Industrials (12.5%)
Aerospace & Defense (2.5%)
Boeing Co.	84,900	6,398,064
Precision Castparts Corp.	90,800	17,199,336

		23,597,400

Air Freight & Logistics (1.4%)
FedEx Corp.	50,400	4,622,688
United Parcel Service, Inc., Class B	108,500	7,999,705

		12,622,393

Airlines (0.2%)
United Continental Holdings, Inc.*	92,700	2,167,326

Electrical Equipment (1.1%)
Babcock & Wilcox Co.	82,850	2,170,670
Roper Industries, Inc.	76,700	8,550,516

		10,721,186

Industrial Conglomerates (2.4%)
Danaher Corp.	407,700	22,790,430

Machinery (0.4%)
Deere & Co.	40,500	3,500,010

Professional Services (0.4%)
IHS, Inc., Class A*	34,300	3,292,800

Road & Rail (2.4%)
J.B. Hunt Transport Services, Inc.	74,900	4,472,279
Kansas City Southern	97,900	8,172,692
Union Pacific Corp.	77,900	9,793,588

		22,438,559

Trading Companies & Distributors (1.7%)
Fastenal Co.	278,200	12,989,158
W.W. Grainger, Inc.	15,200	3,076,024

		16,065,182

Total Industrials		117,195,286

Information Technology (34.8%)
Communications Equipment (3.4%)
Juniper Networks, Inc.*	382,200	7,517,874

QUALCOMM, Inc.	390,300	$24,206,406

		31,724,280

Computers & Peripherals (10.2%)
Apple, Inc.	167,800	89,442,434
EMC Corp.*	246,800	6,244,040

		95,686,474

Electronic Equipment, Instruments & Components (0.5%)
Trimble Navigation Ltd.*	84,000	5,021,520

Internet Software & Services (10.0%)
Akamai Technologies, Inc.*	109,400	4,475,554
Baidu, Inc. (ADR)*	52,100	5,225,109
eBay, Inc.*	441,500	22,525,330
Google, Inc., Class A*	66,200	46,960,294
LinkedIn Corp., Class A*	56,800	6,521,776
Rackspace Hosting, Inc.*	68,300	5,072,641
Tencent Holdings Ltd.	86,800	2,824,898

		93,605,602

IT Services (7.1%)
Accenture plc, Class A	152,000	10,108,000
Alliance Data Systems Corp.*	22,400	3,242,624
Cognizant Technology Solutions Corp., Class A*	32,700	2,421,435
Fiserv, Inc.*	31,500	2,489,445
Mastercard, Inc., Class A	58,700	28,838,136
Visa, Inc., Class A	131,100	19,872,138

		66,971,778

Semiconductors & Semiconductor Equipment (1.2%)
Broadcom Corp., Class A*	181,800	6,037,578
Samsung Electronics Co., Ltd. (GDR)(b)(m)	6,839	4,860,506

		10,898,084

Software (2.4%)
Autodesk, Inc.*	82,400	2,912,840
Nuance Communications, Inc.*	116,700	2,604,744
Red Hat, Inc.*	108,600	5,751,456
Salesforce.com, Inc.*	64,200	10,792,020

		22,061,060

Total Information Technology		325,968,798

Materials (3.4%)
Chemicals (3.4%)
Ecolab, Inc.	85,000	6,111,500
Praxair, Inc.	152,100	16,647,345
Sherwin-Williams Co.	60,800	9,352,256

Total Materials		32,111,101

Telecommunication Services (3.0%)
Wireless Telecommunication Services (3.0%)
Crown Castle International Corp.*	390,800	28,200,128

Total Telecommunication Services		28,200,128

Total Investments (98.9%) (Cost $633,366,124)		927,769,519
Other Assets Less Liabilities (1.1%)		10,108,666

Net Assets (100%)		$937,878,185

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

*	Non-income producing.
(b)	Illiquid security.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2012, the market value of these securities amounted to $4,860,506 or 0.5% of net assets.

Glossary:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$181,232,644	$8,885,368	$—	$190,118,012
Consumer Staples	39,131,097	11,078,332	—	50,209,429
Energy	40,298,170	—	—	40,298,170
Financials	55,544,243	—	—	55,544,243
Health Care	82,605,121	5,519,231	—	88,124,352
Industrials	117,195,286	—	—	117,195,286
Information Technology	318,283,394	7,685,404	—	325,968,798
Materials	32,111,101	—	—	32,111,101
Telecommunication Services	28,200,128	—	—	28,200,128

Total Assets	$894,601,184	$33,168,335	$—	$927,769,519

Total Liabilities	$—	$—	$—	$—

Total	$894,601,184	$33,168,335	$—	$927,769,519

There were no transfers between Level 1 and 2 during the year December 31, 2012.

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets -
	Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets -
	Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets -
	Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets -
	Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	296	—	296
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$296	$—	$296

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$—	$—	$—

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$326,422,876
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$247,964,077

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$299,730,089
Aggregate gross unrealized depreciation	(6,768,331)

Net unrealized appreciation	$292,961,758

Federal income tax cost of investments	$634,807,761

For the year ended December 31, 2012, the Portfolio incurred approximately $5,131 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $146,212,554 of which $63,200,966 expires in the year 2016 and $83,011,588 expires in the year 2017. The Portfolio had a net capital loss carryforward of $17,890,565 expire during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $633,366,124)	$927,769,519
Cash	12,516,168
Foreign cash (Cost $6)	6
Receivable from Separate Accounts for Trust shares sold	579,972
Receivable for securities sold	393,729
Dividends, interest and other receivables	246,616
Other assets	2,581

Total assets	941,508,591

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,450,552
Payable for securities purchased	1,301,521
Investment management fees payable	561,991
Distribution fees payable - Class IB	179,848
Administrative fees payable	82,937
Distribution fees payable - Class IA	4,863
Accrued expenses	48,694

Total liabilities	3,630,406

NET ASSETS	$937,878,185

Net assets were comprised of:
Paid in capital	$799,530,044
Accumulated undistributed net investment income (loss)	50,574
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(156,105,828)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	294,403,395

Net assets	$937,878,185

Class IA
Net asset value, offering and redemption price per share, $23,667,635 / 976,475 shares outstanding (unlimited amount authorized: $0.01 par value)	$24.24

Class IB
Net asset value, offering and redemption price per share, $851,411,832 / 35,491,305 shares outstanding (unlimited amount authorized: $0.01 par value)	$23.99

Class K
Net asset value, offering and redemption price per share, $62,798,718 / 2,584,309 shares outstanding (unlimited amount authorized: $0.01 par value)	$24.30

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends (net of $12,962 foreign withholding tax)	$8,383,495
Interest	22,624

Total income	8,406,119

EXPENSES
Investment management fees	6,700,880
Distribution fees - Class IB	2,009,412
Administrative fees	921,511
Printing and mailing expenses	98,248
Professional fees	67,889
Distribution fees - Class IA	45,082
Custodian fees	38,500
Trustees’ fees	24,149
Miscellaneous	20,389

Gross expenses	9,926,060
Less: Waiver from investment advisor	(71,347)

Net expenses	9,854,713

NET INVESTMENT INCOME (LOSS)	(1,448,594)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(1,120,081)
Foreign currency transactions	(9,026)

Net realized gain (loss)	(1,129,107)

Change in unrealized appreciation (depreciation) on:
Securities	142,006,882
Foreign currency translations	4

Net change in unrealized appreciation (depreciation)	142,006,886

NET REALIZED AND UNREALIZED GAIN (LOSS)	140,877,779

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$139,429,185

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,448,594)	$(2,984,644)
Net realized gain (loss) on investments and foreign currency transactions	(1,129,107)	6,550,610
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	142,006,886	(18,589,364)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	139,429,185	(15,023,398)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 539,008 and 716,632 shares, respectively ]	12,677,849	14,996,207
Capital shares repurchased [ (141,392) and (2,350,617) shares, respectively ]	(3,330,674)	(48,782,581	)(y)

Total Class IA transactions	9,347,175	(33,786,374)

Class IB
Capital shares sold [ 7,656,802 and 5,964,129 shares, respectively ]	177,853,895	123,865,170
Capital shares repurchased [ (5,543,971) and (6,083,888) shares, respectively ]	(128,499,450)	(125,829,640)

Total Class IB transactions	49,354,445	(1,964,470)

Class K†
Capital shares sold [ 1,185,771 and 1,938,088 shares, respectively ]	27,892,606	40,254,289	(y)
Capital shares repurchased [ (517,595) and (21,955) shares, respectively ]	(12,225,613)	(448,306)

Total Class K transactions	15,666,993	39,805,983

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	74,368,613	4,055,139

TOTAL INCREASE (DECREASE) IN NET ASSETS	213,797,798	(10,968,259)
NET ASSETS:
Beginning of year	724,080,387	735,048,646

End of year (a)	$937,878,185	$724,080,387

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$50,574	$41,630

† Class K commenced operations on December 1, 2011.

(y)  On December 7, 2011, certain shareholders of the EQ/T. Rowe Price Growth Stock Portfolio exchanged approximately 1,931,202 Class IA shares for approximately 1,931,219 Class K shares. This exchange amounted to approximately $40,116,672.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012		2011		2010		2009		2008
Net asset value, beginning of year	$20.38		$20.73		$17.78		$12.45		$21.45

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(e)	(0.04	)(e)	(0.03	)(e)	0.01	(e)	0.05	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.89		(0.31)		2.99		5.33		(9.05)

Total from investment operations	3.86		(0.35)		2.96		5.34		(9.00)

Less distributions:
Dividends from net investment income	—		—		(0.01)		(0.01)		—	#
Distributions from net realized gains	—		—		—		—		—	#

Total dividends and distributions	—		—		(0.01)		(0.01)		—	#

Net asset value, end of year	$24.24		$20.38		$20.73		$17.78		$12.45

Total return	18.94%		(1.69)%		16.65%		42.89%		(41.94	)%(cc)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$23,668		$11,796		$45,882		$34,587		$22,030
Ratio of expenses to average net assets:
After waivers	1.14%		0.90%		0.91%		0.94%		0.91%
After waivers and fees paid indirectly	1.14%		0.90%		0.91%		0.94%		0.91%
Before waivers and fees paid indirectly	1.15%		0.90%		0.91%		0.96%		0.96%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.13)%		(0.18)%		(0.15)%		0.04%		0.30%
After waivers and fees paid indirectly	(0.13)%		(0.18)%		(0.15)%		0.04%		0.30%
Before waivers and fees paid indirectly	(0.14)%		(0.18)%		(0.15)%		0.02%		0.25%
Portfolio turnover rate	29%		32%		41%		52%		54%

	Year Ended December 31,
Class IB	2012		2011		2010		2009		2008
Net asset value, beginning of year	$20.17		$20.57		$17.67		$12.41		$21.44

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)(e)	(0.09	)(e)	(0.07	)(e)	(0.03	)(e)	—	#(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.86		(0.31)		2.97		5.29		(9.03)

Total from investment operations	3.82		(0.40)		2.90		5.26		(9.03)

Less distributions:
Dividends from net investment income	—		—		—		—		—	#
Distributions from net realized gains	—		—		—		—		—	#

Total dividends and distributions	—		—		—		—		—	#

Net asset value, end of year	$23.99		$20.17		$20.57		$17.67		$12.41

Total return	18.94%		(1.94)%		16.41%		42.39%		(42.10	)%(dd)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$851,412		$673,234		$689,166		$555,545		$328,374
Ratio of expenses to average net assets:
After waivers	1.14%		1.15	%(c)	1.16%		1.19%		1.16%
After waivers and fees paid indirectly	1.14%		1.15	%(c)	1.16%		1.19%		1.16%
Before waivers and fees paid indirectly	1.15%		1.15	%(c)	1.16%		1.21%		1.21	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	(0.18)%		(0.41)%		(0.40)%		(0.21)%		0.02%
After waivers and fees paid indirectly	(0.18)%		(0.41)%		(0.40)%		(0.21)%		0.02%
Before waivers and fees paid indirectly	(0.19)%		(0.41)%		(0.40)%		(0.23)%		(0.02)%
Portfolio turnover rate	29%		32%		41%		52%		54%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012		December 1, 2011* to December 31, 2011
Net asset value, beginning of period	$20.38		$20.57

Income (loss) from investment operations:
Net investment income (loss)	0.02	(e)†	0.01 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.90		(0.20)

Total from investment operations	3.92		(0.19)

Net asset value, end of period	$24.30		$20.38

Total return (b)	19.23%		(0.92)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$62,799		$39,050
Ratio of expenses to average net assets:
After waivers (a)	0.89%		0.96%
After waivers and fees paid indirectly (a)	0.89%		0.96%
Before waivers and fees paid indirectly (a)	0.90%		0.96%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.09%		0.32%
After waivers and fees paid indirectly (a)	0.09%		0.32%
Before waivers and fees paid indirectly (a)	0.08%		0.32%
Portfolio turnover rate	29%		32%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (42.04)%.
(dd)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (42.20)%.

See Notes to Financial Statements.

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	BlackRock Investment Management, LLC

➢	Templeton Investment Counsel, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	19.40%	(1.68)%	0.27%
Portfolio – Class IB Shares*	19.40	(1.88)	0.05
Portfolio – Class K Shares**	19.58	N/A	14.87
MSCI World Index	15.83	(1.18)	1.95
40% EuroSTOXX50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200	16.04	(4.14)	0.10
VMI – Global Blend	16.49	1.81	4.42
VMI – Global Proxy Blend	16.12	1.99	4.55
* Date of inception 9/15/06. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 19.40% for the year ended December 31, 2012. The Portfolio’s benchmarks, the MSCI World Index, returned 15.83%, the 40% EuroSTOXX50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200 returned 16.04%, the VMI — Global Blend returned 16.49% and the VMI — Global Proxy Blend returned 16.12% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection was the primary contributor to relative performance.

•

The Portfolio’s overweighted Consumer Discretionary sector holdings were leading absolute and relative contributors to performance, led by U.S. media holdings such as Comcast, Time Warner Cable and News Corp., as well as certain specialty retailers. America’s leading cable companies have come to dominate the valuable broadband pipeline, permitting bundled delivery of voice, data and video, while content producers have seen a surge in demand for their products as new devices and opportunities for media consumption proliferate.

•

Health Care sector positions, also a Portfolio sector overweighting, benefited performance. Contributions came from companies with emerging market exposure, such as biotechnology firms Gilead Sciences, Amgen and pharmaceutical maker Sanofi (France), which gets more than one-third of its revenue from emerging markets and has been diversifying its pipeline into longer duration products.

•	Information Technology stocks posting gains included off-benchmark South Korean semiconductor and consumer electronics manufacturer Samsung Electronics and German enterprise software developer SAP.

•	Geographically, all major regions helped the Portfolio. Stock selection in the U.S. and Japan as well as overweighting and stock picking in Europe were beneficial.

What hurt performance during the year:

•

Overweighted Telecommunication Services positions detracted from relative performance. Regulatory and competitive issues and anemic revenue growth kept the sector out of favor, weighing on Telekom Austria and France Telecom.

•

There were few significant negative areas in the Portfolio during the year. Stock selection in the Energy sector, particularly among energy equipment and services companies, modestly detracted from performance, with negative results from Baker Hughes and SBM Offshore.

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Templeton Investment Counsel, LLC

We believe the balance between risk and reward in the global financial system changed dramatically over the past several years. Through increasingly powerful and creative means of what we view as market intervention, most governments took great steps to ensure ample liquidity, competitive currency regimes and economic and asset reflation. Such measures transferred massive liabilities to the public sector. We believe that this altered traditional safe-haven asset risk profiles and competitively devalued the world’s reserve currencies. We also believe it has led to ratings agencies basing downgrades, at least partially, on the inability of elected officials to effectively perform official duties. In this negative real interest rate environment, we believe equities are the best positioned asset class to provide yield, inflation protection and long-term appreciation potential. We believe that in contrast to the public sector, corporate fundamentals remain strong and that investors can still acquire stakes in productive enterprises at reasonable valuations.

Sector Weightings as of December 31, 2012	% of Net Assets
Financials	16.4%
Health Care	11.9
Information Technology	10.4
Consumer Discretionary	9.4
Energy	8.5
Industrials	8.3
Consumer Staples	5.1
Telecommunication Services	4.5
Materials	4.0
Utilities	1.0
Cash and Other	20.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,127.20	$6.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.20	5.99
Class IB
Actual	1,000.00	1,127.20	6.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.21	5.99
Class K
Actual	1,000.00	1,127.50	4.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.46	4.72

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.18%, 1.18% and 0.93%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.4%)
Auto Components (1.0%)
Aisin Seiki Co., Ltd.	1,700	$53,018
BorgWarner, Inc.*	1,015	72,694
Bridgestone Corp.	5,700	147,750
Cie Generale des Etablissements Michelin	42,332	4,013,196
Continental AG	944	109,225
Delphi Automotive plc*	2,473	94,592
Denso Corp.	4,200	146,139
GKN plc	14,268	53,238
Goodyear Tire & Rubber Co.*	2,016	27,841
Hyundai Mobis*	6,859	1,860,344
Johnson Controls, Inc.	5,768	177,078
Koito Manufacturing Co., Ltd.	1,000	14,583
NGK Spark Plug Co., Ltd.	2,000	26,579
NHK Spring Co., Ltd.	1,400	11,537
NOK Corp.	900	13,943
Nokian Renkaat Oyj	958	38,549
Pirelli & C. S.p.A.	2,049	23,508
Stanley Electric Co., Ltd.	1,100	15,658
Sumitomo Rubber Industries Ltd.	1,400	16,915
Toyoda Gosei Co., Ltd.	600	12,206
Toyota Boshoku Corp.	700	8,120
Toyota Industries Corp.	1,400	44,689

		6,981,402

Automobiles (1.4%)
Bayerische Motoren Werke (BMW) AG	2,859	275,728
Bayerische Motoren Werke (BMW) AG (Preference)	448	28,951
Daihatsu Motor Co., Ltd.	2,000	39,559
Daimler AG (Registered)	7,830	427,868
Fiat S.p.A.*	7,802	39,409
Ford Motor Co.	32,141	416,226
Fuji Heavy Industries Ltd.	5,000	62,956
Harley-Davidson, Inc.	1,950	95,238
Honda Motor Co., Ltd.	14,000	516,018
Isuzu Motors Ltd.	10,000	59,568
Mazda Motor Corp.*	23,100	47,171
Mitsubishi Motors Corp.*	34,000	35,145
Nissan Motor Co., Ltd.	225,720	2,142,410
Peugeot S.A.*	1,996	14,797
Porsche Automobil Holding SE (Preference)	1,322	107,725
Renault S.A.	1,660	91,585
Suzuki Motor Corp.	3,100	81,039
Toyota Motor Corp.	107,830	5,033,134
Volkswagen AG	254	54,567
Volkswagen AG (Preference)	1,249	284,155
Yamaha Motor Co., Ltd.	2,400	26,603

		9,879,852

Distributors (0.0%)
Genuine Parts Co.	1,305	82,972
Jardine Cycle & Carriage Ltd.	1,000	39,786
Li & Fung Ltd.	50,000	89,825

		212,583

Diversified Consumer Services (0.0%)
Apollo Group, Inc., Class A*	909	$19,016
Benesse Holdings, Inc.	600	24,869
H&R Block, Inc.	2,258	41,931

		85,816

Hotels, Restaurants & Leisure (0.4%)
Accor S.A.	1,276	45,771
Carnival Corp.	3,725	136,968
Carnival plc	1,569	60,652
Chipotle Mexican Grill, Inc.*	269	80,017
Compass Group plc	16,021	189,477
Crown Ltd.	3,470	38,655
Darden Restaurants, Inc.	1,066	48,045
Echo Entertainment Group Ltd.	6,438	23,214
Flight Centre Ltd.	462	13,102
Galaxy Entertainment Group Ltd.*	18,000	71,799
Genting Singapore plc	52,942	60,578
InterContinental Hotels Group plc	2,349	66,058
International Game Technology	2,079	29,459
Marriott International, Inc., Class A	2,106	78,491
McDonald’s Corp.	8,439	744,404
McDonald’s Holdings Co. Japan Ltd.	573	15,115
MGM China Holdings Ltd.	8,400	15,438
OPAP S.A.	2,171	15,551
Oriental Land Co., Ltd.	400	48,336
Sands China Ltd.	20,796	93,153
Shangri-La Asia Ltd.	13,000	26,195
SJM Holdings Ltd.	17,000	40,005
SKYCITY Entertainment Group Ltd.	4,996	15,687
Sodexo S.A.	816	68,377
Starbucks Corp.	6,249	335,071
Starwood Hotels & Resorts Worldwide, Inc.	1,670	95,791
Tabcorp Holdings Ltd.	6,400	20,454
Tatts Group Ltd.	11,657	36,703
TUI Travel plc	3,893	18,117
Whitbread plc	1,541	61,434
Wyndham Worldwide Corp.	1,153	61,351
Wynn Macau Ltd.*	13,600	37,481
Wynn Resorts Ltd.	668	75,143
Yum! Brands, Inc.	3,792	251,789

		3,017,881

Household Durables (0.1%)
Casio Computer Co., Ltd.	1,800	15,785
D.R. Horton, Inc.	2,319	45,870
Electrolux AB	2,072	54,418
Garmin Ltd.	913	37,269
Harman International Industries, Inc.	576	25,713
Husqvarna AB, Class B	3,493	21,174
Leggett & Platt, Inc.	1,213	33,018
Lennar Corp., Class A	1,333	51,547
Newell Rubbermaid, Inc.	2,412	53,715
Panasonic Corp.	19,100	116,052
PulteGroup, Inc.*	2,790	50,666

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Rinnai Corp.	300	$20,382
Sekisui Chemical Co., Ltd.	4,000	34,640
Sekisui House Ltd.	5,000	54,730
Sharp Corp.	9,000	31,562
Sony Corp.	8,700	97,348
Whirlpool Corp.	641	65,222

		809,111

Internet & Catalog Retail (0.2%)
Amazon.com, Inc.*	3,040	763,466
Expedia, Inc.	816	50,143
Netflix, Inc.*	458	42,493
priceline.com, Inc.*	415	257,798
Rakuten, Inc.	6,300	49,132
TripAdvisor, Inc.*	974	40,869

		1,203,901

Leisure Equipment & Products (0.0%)
Hasbro, Inc.	1,009	36,223
Mattel, Inc.	2,894	105,978
Namco Bandai Holdings, Inc.	1,600	20,751
Nikon Corp.	3,000	88,571
Sankyo Co., Ltd.	400	15,828
Sega Sammy Holdings, Inc.	1,800	30,402
Shimano, Inc.	600	38,257
Yamaha Corp.	1,400	14,827

		350,837

Media (3.4%)
Axel Springer AG	343	14,639
British Sky Broadcasting Group plc	9,437	117,886
Cablevision Systems Corp. - New York Group, Class A	1,930	28,834
CBS Corp., Class B	4,981	189,527
Comcast Corp. (London Stock Exchange), Class A	22,260	832,079
Comcast Corp. (NASDAQ), Class A	174,970	6,290,171
Dentsu, Inc.	1,561	41,931
DIRECTV*	5,079	254,763
Discovery Communications, Inc., Class A*	1,988	126,198
Eutelsat Communications S.A.	1,148	38,118
Gannett Co., Inc.	1,990	35,840
Hakuhodo DY Holdings, Inc.	200	12,946
Interpublic Group of Cos., Inc.	3,694	40,708
ITV plc	32,020	54,931
J.C. Decaux S.A.	526	12,694
Jupiter Telecommunications Co., Ltd.	18	22,359
Kabel Deutschland Holding AG	780	58,327
Lagardere S.C.A.	1,023	34,736
McGraw-Hill Cos., Inc.	2,353	128,638
News Corp., Class A	145,718	3,721,638
Omnicom Group, Inc.	2,178	108,813
Pearson plc	7,065	138,116
ProSiebenSat.1 Media AG (Preference)	753	21,189
Publicis Groupe S.A.	1,537	92,090
Reed Elsevier N.V.	122,591	1,816,306
Reed Elsevier plc	10,544	110,711

Scripps Networks Interactive, Inc., Class A	755	$43,730
SES S.A. (FDR)	2,576	74,521
Singapore Press Holdings Ltd.	14,000	46,319
Time Warner Cable, Inc.	47,125	4,580,079
Time Warner, Inc.	49,664	2,375,429
Toho Co., Ltd.	1,000	17,612
Viacom, Inc., Class B	3,868	203,998
Walt Disney Co.	43,459	2,163,824
Washington Post Co., Class B	45	16,434
Wolters Kluwer N.V.	2,622	54,218
WPP plc	10,906	158,543

		24,078,895

Multiline Retail (0.7%)
Big Lots, Inc.*	548	15,596
Dollar General Corp.*	2,225	98,100
Dollar Tree, Inc.*	1,920	77,875
Don Quijote Co., Ltd.	500	18,317
Family Dollar Stores, Inc.	812	51,489
Harvey Norman Holdings Ltd.	5,254	10,438
Isetan Mitsukoshi Holdings Ltd.	3,100	30,172
J. Front Retailing Co., Ltd.	4,000	22,054
J.C. Penney Co., Inc.	1,194	23,534
Kohl’s Corp.	1,806	77,622
Macy’s, Inc.	45,698	1,783,136
Marks & Spencer Group plc	13,873	86,494
Marui Group Co., Ltd.	1,900	15,203
Next plc	1,403	86,594
Nordstrom, Inc.	1,317	70,460
PPR S.A.	657	122,453
Takashimaya Co., Ltd.	2,000	14,255
Target Corp.	46,351	2,742,589

		5,346,381

Specialty Retail (1.9%)
ABC-Mart, Inc.	200	8,695
Abercrombie & Fitch Co., Class A	50,453	2,420,230
AutoNation, Inc.*	291	11,553
AutoZone, Inc.*	316	112,000
Bed Bath & Beyond, Inc.*	1,905	106,509
Best Buy Co., Inc.	2,352	27,871
CarMax, Inc.*	1,872	70,275
Fast Retailing Co., Ltd.	500	126,987
GameStop Corp., Class A	1,078	27,047
Gap, Inc.	2,495	77,445
Hennes & Mauritz AB, Class B	8,200	284,945
Home Depot, Inc.	47,264	2,923,278
Inditex S.A.	15,026	2,105,109
Kingfisher plc	884,514	4,085,471
Limited Brands, Inc.	1,965	92,473
Lowe’s Cos., Inc.	9,401	333,923
Nitori Holdings Co., Ltd.	300	21,962
O’Reilly Automotive, Inc.*	940	84,055
PetSmart, Inc.	905	61,848
Ross Stores, Inc.	1,853	100,340
Sanrio Co., Ltd.	400	12,729
Shimamura Co., Ltd.	200	19,369
Staples, Inc.	5,552	63,293
Tiffany & Co.	967	55,448
TJX Cos., Inc.	6,143	260,770

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Urban Outfitters, Inc.*	906	$35,660
USS Co., Ltd.	190	19,694
Yamada Denki Co., Ltd.	750	28,922

		13,577,901

Textiles, Apparel & Luxury Goods (0.3%)
Adidas AG	1,806	160,947
Asics Corp.	1,200	18,282
Burberry Group plc	3,790	77,599
Christian Dior S.A.	471	81,429
Cie Financiere Richemont S.A., Class A	4,508	360,475
Coach, Inc.	2,348	130,338
Fossil, Inc.*	438	40,778
Hugo Boss AG	209	22,161
Luxottica Group S.p.A.	1,409	58,545
LVMH Moet Hennessy Louis Vuitton S.A.	2,194	408,845
NIKE, Inc., Class B	6,128	316,205
Ralph Lauren Corp.	508	76,159
Swatch Group AG	266	136,893
Swatch Group AG (Registered)	373	32,576
VF Corp.	746	112,624
Yue Yuen Industrial Holdings Ltd.	6,500	21,943

		2,055,799

Total Consumer Discretionary		67,600,359

Consumer Staples (5.1%)
Beverages (0.7%)
Anheuser-Busch InBev N.V.	6,903	603,243
Asahi Group Holdings Ltd.	3,400	72,070
Beam, Inc.	1,349	82,410
Brown-Forman Corp., Class B	1,284	81,213
Carlsberg A/S, Class B	923	90,744
Coca Cola Hellenic Bottling Co. S.A.*	1,740	41,164
Coca-Cola Amatil Ltd.	4,928	69,285
Coca-Cola Co.	32,399	1,174,464
Coca-Cola Enterprises, Inc.	2,316	73,487
Coca-Cola West Co., Ltd.	600	9,238
Constellation Brands, Inc., Class A*	1,231	43,565
Diageo plc	21,626	629,588
Dr. Pepper Snapple Group, Inc.	1,746	77,138
Heineken Holding N.V.	872	47,765
Heineken N.V.	1,989	132,672
Kirin Holdings Co., Ltd.	7,000	82,253
Molson Coors Brewing Co., Class B	1,306	55,884
Monster Beverage Corp.*	1,294	68,427
PepsiCo, Inc.	12,952	886,305
Pernod-Ricard S.A.	1,830	215,184
Remy Cointreau S.A.	192	20,990
SABMiller plc	8,249	388,265
Treasury Wine Estates Ltd.	5,506	27,115

		4,972,469

Food & Staples Retailing (2.2%)
Aeon Co., Ltd.	5,200	59,439
Carrefour S.A.	5,175	134,009

Casino Guichard Perrachon S.A.	479	$46,077
Colruyt S.A.	650	32,273
Costco Wholesale Corp.	3,618	357,350
CVS Caremark Corp.	116,929	5,653,517
Delhaize Group S.A.	891	35,689
Distribuidora Internacional de Alimentacion S.A.	5,131	32,970
FamilyMart Co., Ltd.	500	20,582
J Sainsbury plc	10,576	59,505
Jeronimo Martins SGPS S.A.	1,904	36,741
Kesko Oyj, Class B	495	16,225
Koninklijke Ahold N.V.	8,676	115,241
Kroger Co.	4,303	111,964
Lawson, Inc.	500	33,987
Metcash Ltd.	7,502	26,125
Metro AG	1,120	31,048
Olam International Ltd.	14,000	17,955
Safeway, Inc.	2,004	36,252
Seven & I Holdings Co., Ltd.	6,500	182,942
Sysco Corp.	4,994	158,110
Tesco plc	758,085	4,164,403
Walgreen Co.	74,386	2,753,026
Wal-Mart Stores, Inc.	14,065	959,655
Wesfarmers Ltd.	8,695	335,525
Whole Foods Market, Inc.	1,445	131,972
WM Morrison Supermarkets plc	19,573	83,717
Woolworths Ltd.	10,601	324,010

		15,950,309

Food Products (1.2%)
Ajinomoto Co., Inc.	6,000	79,387
Archer-Daniels-Midland Co.	5,524	151,302
Aryzta AG*	754	38,686
Associated British Foods plc	3,077	78,322
Barry Callebaut AG (Registered)*	16	15,450
Calbee, Inc.	100	7,039
Campbell Soup Co.	1,515	52,858
ConAgra Foods, Inc.	3,480	102,660
D.E Master Blenders 1753 N.V.*	5,166	60,091
Danone S.A.	4,994	329,952
Dean Foods Co.*	1,520	25,095
General Mills, Inc.	5,401	218,254
Golden Agri-Resources Ltd.	57,244	30,817
H.J. Heinz Co.	2,671	154,063
Hershey Co.	1,283	92,658
Hormel Foods Corp.	1,147	35,798
J.M. Smucker Co.	893	77,012
Kellogg Co.	2,104	117,508
Kerry Group plc, Class A	1,268	67,307
Kikkoman Corp.	1,000	14,285
Kraft Foods Group, Inc.	4,950	225,077
Lindt & Spruengli AG*	7	22,830
Lindt & Spruengli AG (Registered)*	1	37,738
McCormick & Co., Inc. (Non-Voting)	1,101	69,947
Mead Johnson Nutrition Co.	1,688	111,222
MEIJI Holdings Co., Ltd.	569	24,662
Mondelez International, Inc., Class A	14,851	378,255
Nestle S.A. (Registered)	67,288	4,385,436
Nippon Meat Packers, Inc.	1,000	13,767

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Nisshin Seifun Group, Inc.	1,500	$18,770
Nissin Foods Holdings Co., Ltd.	500	18,959
Suedzucker AG	694	28,398
Tate & Lyle plc	4,041	50,110
Toyo Suisan Kaisha Ltd.	1,000	26,650
Tyson Foods, Inc., Class A	2,468	47,879
Unilever N.V. (CVA)	14,071	530,951
Unilever plc	11,090	420,952
Wilmar International Ltd.	17,000	46,985
Yakult Honsha Co., Ltd.	800	35,055
Yamazaki Baking Co., Ltd.	1,000	11,137

		8,253,324

Household Products (0.4%)
Clorox Co.	1,098	80,395
Colgate-Palmolive Co.	3,730	389,934
Henkel AG & Co. KGaA	1,120	76,710
Henkel AG & Co. KGaA (Preference)	1,538	126,305
Kimberly-Clark Corp.	3,298	278,450
Procter & Gamble Co.	22,948	1,557,940
Reckitt Benckiser Group plc	5,623	352,246
Svenska Cellulosa AB, Class B	4,997	109,388
Unicharm Corp.	1,000	52,056

		3,023,424

Personal Products (0.1%)
Avon Products, Inc.	3,552	51,007
Beiersdorf AG	869	71,006
Estee Lauder Cos., Inc., Class A	2,021	120,977
Kao Corp.	4,600	119,850
L’Oreal S.A.	2,077	290,136
Shiseido Co., Ltd.	3,100	43,594

		696,570

Tobacco (0.5%)
Altria Group, Inc.	17,011	534,486
British American Tobacco plc	16,728	847,608
Imperial Tobacco Group plc	8,571	330,968
Japan Tobacco, Inc.	7,800	219,895
Lorillard, Inc.	1,074	125,304
Philip Morris International, Inc.	14,022	1,172,800
Reynolds American, Inc.	2,687	111,322
Swedish Match AB	1,771	59,649

		3,402,032

Total Consumer Staples		36,298,128

Energy (8.5%)
Energy Equipment & Services (2.0%)
Aker Solutions ASA	1,416	29,139
AMEC plc	2,636	43,127
Baker Hughes, Inc.	81,607	3,332,830
Cameron International Corp.*	2,114	119,356
Cie Generale de Geophysique-Veritas*	1,369	41,260
Diamond Offshore Drilling, Inc.	575	39,077
Ensco plc, Class A	1,952	115,715
FMC Technologies, Inc.*	1,987	85,103
Fugro N.V. (CVA)	598	35,031
Halliburton Co.	90,525	3,140,312
Helmerich & Payne, Inc.	877	49,121

Nabors Industries Ltd.*	2,362	$34,131
National Oilwell Varco, Inc.	3,569	243,941
Noble Corp.	98,784	3,439,659
Petrofac Ltd.	2,240	60,688
Rowan Cos., plc, Class A*	1,046	32,708
Saipem S.p.A.	2,286	88,691
SBM Offshore N.V.*	124,459	1,764,011
Schlumberger Ltd.	11,105	769,465
Seadrill Ltd.	3,043	112,147
Subsea 7 S.A.	2,431	58,142
Technip S.A.	857	98,666
Tenaris S.A.	4,076	84,968
Transocean Ltd.	3,094	138,245
WorleyParsons Ltd.	1,776	43,813

		13,999,346

Oil, Gas & Consumable Fuels (6.5%)
Anadarko Petroleum Corp.	4,182	310,764
Apache Corp.	3,266	256,381
BG Group plc	29,339	491,964
BP plc	830,366	5,753,409
Cabot Oil & Gas Corp.	1,731	86,100
Caltex Australia Ltd.	1,163	23,439
Chesapeake Energy Corp.	53,643	891,547
Chevron Corp.	49,690	5,373,477
China Shenhua Energy Co., Ltd., Class H	221,000	985,952
ConocoPhillips	10,164	589,410
CONSOL Energy, Inc.	1,870	60,027
Cosmo Oil Co., Ltd.	5,000	11,097
Delek Group Ltd.	44	10,366
Denbury Resources, Inc.*	3,328	53,914
Devon Energy Corp.	3,148	163,822
Eni S.p.A.	176,510	4,354,418
EOG Resources, Inc.	2,269	274,073
EQT Corp.	1,238	73,017
Exxon Mobil Corp.	38,258	3,311,230
Galp Energia SGPS S.A., Class B	2,301	35,746
Hess Corp.	2,459	130,229
Idemitsu Kosan Co., Ltd.	200	17,419
INPEX Corp.	19	101,400
Japan Petroleum Exploration Co.	300	10,484
JX Holdings, Inc.	19,394	109,231
Kinder Morgan, Inc.	5,294	187,037
Lundin Petroleum AB*	1,922	44,348
Marathon Oil Corp.	5,879	180,250
Marathon Petroleum Corp.	2,813	177,219
Murphy Oil Corp.	1,509	89,861
Neste Oil Oyj	1,114	14,525
Newfield Exploration Co.*	1,109	29,699
Noble Energy, Inc.	1,502	152,813
Occidental Petroleum Corp.	6,778	519,263
OMV AG	1,298	47,133
Origin Energy Ltd.	9,380	114,790
Peabody Energy Corp.	2,245	59,739
Petroleo Brasileiro S.A. (ADR)	69,790	1,346,947
Phillips 66	5,246	278,563
Pioneer Natural Resources Co.	1,035	110,321
QEP Resources, Inc.	1,463	44,285
Range Resources Corp.	1,343	84,381
Repsol S.A.	93,050	1,910,936
Royal Dutch Shell plc, Class A	31,974	1,129,786

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Royal Dutch Shell plc, Class B	175,517	$6,211,958
Santos Ltd.	8,158	95,543
Showa Shell Sekiyu KK	1,500	8,517
Southwestern Energy Co.*	2,994	100,030
Spectra Energy Corp.	5,514	150,973
Statoil ASA	101,196	2,539,420
Talisman Energy, Inc.	78,900	892,354
Tesoro Corp.	1,182	52,067
TonenGeneral Sekiyu KK	2,000	17,234
Total S.A.	114,539	5,928,254
Tullow Oil plc	7,819	159,229
Valero Energy Corp.	4,710	160,705
Whitehaven Coal Ltd.	3,721	13,759
Williams Cos., Inc.	5,631	184,359
Woodside Petroleum Ltd.	5,652	201,434
WPX Energy, Inc.*	1,660	24,701

		46,741,349

Total Energy		60,740,695

Financials (16.4%)
Capital Markets (1.9%)
3i Group plc	8,440	29,504
Aberdeen Asset Management plc	7,415	43,970
Ameriprise Financial, Inc.	1,764	110,479
Bank of New York Mellon Corp.	92,107	2,367,150
BlackRock, Inc.	1,053	217,666
Charles Schwab Corp.	9,354	134,323
Credit Suisse Group AG (Registered)*	175,760	4,410,054
Daiwa Securities Group, Inc.	14,500	80,761
Deutsche Bank AG (Registered)	8,032	349,934
E*TRADE Financial Corp.*	2,119	18,965
Franklin Resources, Inc.	1,157	145,435
Goldman Sachs Group, Inc.	3,711	473,375
Hargreaves Lansdown plc	2,013	22,369
ICAP plc	4,751	24,306
Invesco Ltd.	3,818	99,612
Investec plc	4,602	31,344
Julius Baer Group Ltd.*	1,839	66,165
Legg Mason, Inc.	904	23,251
Macquarie Group Ltd.	2,754	102,423
Mediobanca S.p.A.	4,491	27,819
Morgan Stanley	112,581	2,152,549
Nomura Holdings, Inc.	31,400	185,394
Northern Trust Corp.	1,832	91,893
Partners Group Holding AG	148	34,184
Ratos AB, Class B	1,661	15,999
SBI Holdings, Inc.	1,750	15,620
Schroders plc	976	27,420
State Street Corp.	3,902	183,433
T. Rowe Price Group, Inc.	2,149	139,964
UBS AG (Registered)*	104,341	1,640,885

		13,266,246

Commercial Banks (6.8%)
Aozora Bank Ltd.	5,000	15,363
Australia & New Zealand Banking Group Ltd.	23,365	611,717
Banca Monte dei Paschi di Siena S.p.A.*	58,355	18,021

Banco Bilbao Vizcaya Argentaria S.A.	46,860	$430,191
Banco de Sabadell S.A.*	24,479	64,863
Banco Espirito Santo S.A. (Registered)*	18,026	21,761
Banco Popolare S.c.a.r.l.*	15,238	25,506
Banco Popular Espanol S.A.	45,357	34,954
Banco Santander S.A.	88,793	715,945
Bank Hapoalim B.M.*	9,119	39,231
Bank Leumi Le-Israel B.M.*	10,767	36,817
Bank of East Asia Ltd.	11,600	44,902
Bank of Kyoto Ltd.	3,000	25,241
Bank of Yokohama Ltd.	11,000	51,060
Bankia S.A.*	8,778	4,487
Banque Cantonale Vaudoise (Registered)	26	13,802
Barclays plc	100,160	432,529
BB&T Corp.	5,797	168,751
Bendigo and Adelaide Bank Ltd.	3,513	31,324
BNP Paribas S.A.	150,147	8,463,354
BOC Hong Kong Holdings Ltd.	32,000	100,393
CaixaBank	6,664	23,297
Chiba Bank Ltd.	7,000	40,955
Chugoku Bank Ltd.	2,000	27,919
Comerica, Inc.	1,676	50,850
Commerzbank AG*	33,101	62,993
Commonwealth Bank of Australia	13,713	890,761
Credit Agricole S.A.*	8,640	70,149
Danske Bank A/S*	5,629	95,696
DBS Group Holdings Ltd.	201,088	2,461,584
DNB ASA	8,451	107,724
Erste Group Bank AG*	1,860	59,474
Fifth Third Bancorp	7,577	115,095
First Horizon National Corp.	2,224	22,040
Fukuoka Financial Group, Inc.	7,000	28,017
Gunma Bank Ltd.	3,000	14,596
Hachijuni Bank Ltd.	3,000	15,059
Hang Seng Bank Ltd.	6,600	101,959
Hiroshima Bank Ltd.	4,000	16,760
HSBC Holdings plc (Hong Kong Exchange)	399,914	4,245,377
HSBC Holdings plc (London Stock Exchange)	157,577	1,666,665
Huntington Bancshares, Inc./Ohio	7,150	45,688
ICICI Bank Ltd. (ADR)	42,800	1,866,508
Intesa Sanpaolo S.p.A. (BATS Europe Exchange)	8,230	11,675
Intesa Sanpaolo S.p.A. (Quote MTF Exchange)	1,523,197	2,635,134
Iyo Bank Ltd.	2,000	15,785
Joyo Bank Ltd.	6,000	28,354
KB Financial Group, Inc. (ADR)	62,765	2,253,264
KBC Groep N.V. (b)	99,728	3,471,289
KeyCorp	7,956	66,990
Lloyds Banking Group plc*	6,604,671	5,292,186
M&T Bank Corp.	1,045	102,901
Mitsubishi UFJ Financial Group, Inc.	110,100	592,463
Mizrahi Tefahot Bank Ltd.*	1,185	12,243
Mizuho Financial Group, Inc.	197,424	361,215
National Australia Bank Ltd.	19,553	511,366
Natixis S.A.	7,530	26,051

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Nishi-Nippon City Bank Ltd.	6,000	$14,781
Nordea Bank AB	22,725	217,642
Oversea-Chinese Banking Corp., Ltd.	22,000	177,004
PNC Financial Services Group, Inc.	4,449	259,421
Raiffeisen Bank International AG	376	15,717
Regions Financial Corp.	11,980	85,298
Resona Holdings, Inc.	16,351	74,132
Royal Bank of Scotland Group plc*	18,073	97,339
Seven Bank Ltd.	4,600	12,117
Shinsei Bank Ltd.	14,000	28,032
Shizuoka Bank Ltd.	5,000	48,832
Skandinaviska Enskilda Banken AB, Class A	12,200	104,036
Societe Generale S.A.*	6,036	227,039
Standard Chartered plc	20,597	522,107
Sumitomo Mitsui Financial Group, Inc.	11,577	420,581
Sumitomo Mitsui Trust Holdings, Inc.	26,860	94,371
SunTrust Banks, Inc.	58,599	1,661,282
Suruga Bank Ltd.	2,000	24,567
Svenska Handelsbanken AB, Class A	4,241	151,955
Swedbank AB, Class A	6,848	134,758
U.S. Bancorp	15,803	504,748
UniCredit S.p.A.*	557,960	2,755,256
Unione di Banche Italiane S.c.p.A.	7,829	36,517
United Overseas Bank Ltd.	11,000	180,163
Wells Fargo & Co.	41,109	1,405,106
Westpac Banking Corp.	26,506	724,632
Wing Hang Bank Ltd.	1,500	15,793
Yamaguchi Financial Group, Inc.	2,000	17,670
Zions Bancorp	1,519	32,507

		48,803,697

Consumer Finance (0.6%)
Acom Co., Ltd.*	340	9,779
Aeon Credit Service Co., Ltd.	600	12,114
American Express Co.	67,185	3,861,794
Capital One Financial Corp.	4,908	284,320
Credit Saison Co., Ltd.	1,300	32,509
Discover Financial Services	4,183	161,255
SLM Corp.	4,022	68,897

		4,430,668

Diversified Financial Services (2.5%)
ASX Ltd.	1,514	49,394
Bank of America Corp.	218,201	2,531,132
Citigroup, Inc.	94,627	3,743,444
CME Group, Inc./Illinois	2,560	129,818
Deutsche Boerse AG	1,683	102,723
Eurazeo S.A.	279	13,535
Exor S.p.A.	534	13,455
First Pacific Co., Ltd.	18,000	19,873
Groupe Bruxelles Lambert S.A.	707	55,736
Hong Kong Exchanges and Clearing Ltd.	8,900	153,324
Industrivarden AB, Class C	911	15,151

ING Groep N.V. (CVA)*	587,905	$5,621,952
IntercontinentalExchange, Inc.*	613	75,895
Investment AB Kinnevik, Class B	1,783	37,256
Investor AB, Class B	3,944	103,444
JPMorgan Chase & Co.	107,564	4,729,589
Leucadia National Corp.	1,642	39,063
London Stock Exchange Group plc	1,529	26,707
Mitsubishi UFJ Lease & Finance Co., Ltd.	510	21,935
Moody’s Corp.	1,656	83,330
NASDAQ OMX Group, Inc.	1,064	26,611
NYSE Euronext	1,976	62,323
ORIX Corp.	910	102,683
Pargesa Holding S.A.	235	16,262
Pohjola Bank plc, Class A	1,258	18,786
Singapore Exchange Ltd.	7,000	40,582
Wendel S.A.	285	29,505

		17,863,508

Insurance (3.0%)
ACE Ltd.	36,437	2,907,673
Admiral Group plc	1,753	33,568
Aegon N.V.	14,837	94,553
Aflac, Inc.	3,903	207,327
Ageas	1,988	59,313
AIA Group Ltd.	93,400	372,240
Allianz SE (Registered)	3,932	544,726
Allstate Corp.	4,089	164,255
American International Group, Inc.*	12,341	435,637
AMP Ltd.	24,651	125,299
Aon plc	2,663	148,063
Assicurazioni Generali S.p.A.	10,082	183,903
Assurant, Inc.	722	25,053
Aviva plc	667,495	4,029,532
AXA S.A.‡	15,266	276,131
Baloise Holding AG (Registered)	410	35,780
Berkshire Hathaway, Inc., Class B*	15,299	1,372,320
Chubb Corp.	2,197	165,478
Cincinnati Financial Corp.	1,220	47,775
CNP Assurances S.A.	1,278	19,467
Dai-ichi Life Insurance Co., Ltd.	73	102,714
Delta Lloyd N.V.	1,104	18,373
Genworth Financial, Inc., Class A*	4,066	30,536
Gjensidige Forsikring ASA	1,722	24,782
Hannover Rueckversicherung AG (Registered)	547	42,576
Hartford Financial Services Group, Inc.	3,680	82,579
Insurance Australia Group Ltd.	17,938	88,218
Legal & General Group plc	50,693	122,384
Lincoln National Corp.	2,248	58,223
Loews Corp.	2,612	106,439
Mapfre S.A.	6,058	18,698
Marsh & McLennan Cos., Inc.	4,554	156,976
MetLife, Inc.	9,149	301,368
MS&AD Insurance Group Holdings, Inc.	4,411	88,125

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	17,228	$3,093,176
NKSJ Holdings, Inc.	3,285	69,960
Old Mutual plc	42,015	124,797
Principal Financial Group, Inc.	2,306	65,767
Progressive Corp.	4,689	98,938
Prudential Financial, Inc.	3,880	206,920
Prudential plc	22,001	306,986
QBE Insurance Group Ltd.	9,995	114,399
Resolution Ltd.	11,894	47,480
RSA Insurance Group plc	30,543	61,645
Sampo Oyj, Class A	3,621	117,090
SCOR SE	1,408	37,966
Sony Financial Holdings, Inc.	1,600	28,781
Standard Life plc	20,309	108,477
Suncorp Group Ltd.	11,124	118,270
Swiss Life Holding AG (Registered)*	274	36,569
Swiss Reinsurance AG*	41,950	3,061,690
T&D Holdings, Inc.	5,000	60,940
Tokio Marine Holdings, Inc.	6,000	167,292
Torchmark Corp.	781	40,354
Travelers Cos., Inc.	3,225	231,620
Tryg A/S	238	17,995
Unum Group	2,291	47,699
Vienna Insurance Group AG Wiener Versicherung Gruppe	303	16,254
XL Group plc	2,581	64,680
Zurich Insurance Group AG*	1,271	339,855

		21,175,684

Real Estate Investment Trusts (REITs) (0.5%)
American Tower Corp. (REIT)	3,305	255,377
Apartment Investment & Management Co. (REIT), Class A	1,149	31,092
Ascendas Real Estate Investment Trust (REIT)	16,000	31,346
AvalonBay Communities, Inc. (REIT)	942	127,726
Boston Properties, Inc. (REIT)	1,267	134,061
British Land Co. plc (REIT)	7,362	68,443
CapitaCommercial Trust (REIT)	17,000	23,500
Capital Shopping Centres Group plc (REIT)	5,111	28,757
CapitaMall Trust (REIT)	21,000	36,797
Centro Retail Australia (REIT)	10,960	25,949
CFS Retail Property Trust Group (REIT)	17,577	35,219
Corio N.V. (REIT)	569	25,886
Dexus Property Group (REIT)	39,433	41,811
Equity Residential (REIT)	2,671	151,366
Fonciere des Regions (REIT)	213	17,851
Gecina S.A. (REIT)	188	20,983
Goodman Group (REIT)	14,576	66,312
GPT Group (REIT)	12,380	47,838
Hammerson plc (REIT)	6,122	49,326
HCP, Inc. (REIT)	3,789	171,187
Health Care REIT, Inc. (REIT)	2,215	135,757
Host Hotels & Resorts, Inc. (REIT)	6,015	94,255
ICADE (REIT)	209	18,749

Japan Prime Realty Investment Corp. (REIT)	6	$17,311
Japan Real Estate Investment Corp. (REIT)	5	49,044
Japan Retail Fund Investment Corp. (REIT)	18	33,017
Kimco Realty Corp. (REIT)	3,362	64,954
Klepierre S.A. (REIT)	815	32,849
Land Securities Group plc (REIT)	6,713	90,758
Link REIT (REIT)	20,000	100,029
Mirvac Group (REIT)	29,365	45,760
Nippon Building Fund, Inc. (REIT)	5	51,552
Nomura Real Estate Office Fund, Inc. (REIT)	3	17,213
Plum Creek Timber Co., Inc. (REIT)	1,338	59,367
Prologis, Inc. (REIT)	3,799	138,625
Public Storage (REIT)	1,225	177,576
Segro plc (REIT)	6,408	26,275
Simon Property Group, Inc. (REIT)	2,595	410,244
Stockland Corp., Ltd. (REIT)	18,711	68,984
Unibail-Rodamco S.A. (REIT)	791	193,642
Ventas, Inc. (REIT)	2,472	159,988
Vornado Realty Trust (REIT)	1,415	113,313
Westfield Group (REIT)	18,634	205,615
Westfield Retail Trust (REIT)	24,933	78,471
Weyerhaeuser Co. (REIT)	4,459	124,049

		3,898,224

Real Estate Management & Development (1.1%)
Aeon Mall Co., Ltd.	700	17,110
BGP Holdings plc*†(b)	177,813	—
CapitaLand Ltd.	23,000	70,559
CapitaMalls Asia Ltd.	12,361	19,883
CBRE Group, Inc., Class A*	2,451	48,775
Cheung Kong Holdings Ltd.	153,560	2,376,935
City Developments Ltd.	4,000	42,666
Daito Trust Construction Co., Ltd.	600	56,461
Daiwa House Industry Co., Ltd.	4,000	68,827
Global Logistic Properties Ltd.	18,000	41,388
Hang Lung Properties Ltd.	19,000	76,181
Henderson Land Development Co., Ltd.	8,000	56,988
Hulic Co., Ltd.	2,100	14,260
Hysan Development Co., Ltd.	5,000	24,180
Immofinanz AG*	8,239	34,734
Keppel Land Ltd.	7,000	23,398
Kerry Properties Ltd.	6,000	31,339
Lend Lease Group	4,667	45,468
Mitsubishi Estate Co., Ltd.	11,000	262,969
Mitsui Fudosan Co., Ltd.	7,000	171,018
New World Development Co., Ltd.	32,000	50,221
Nomura Real Estate Holdings, Inc.	800	15,262
NTT Urban Development Corp.	12	11,590
Sino Land Co., Ltd.	24,600	44,552
Sumitomo Realty & Development Co., Ltd.	3,000	99,682

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Sun Hung Kai Properties Ltd.	14,000	$211,304
Swire Pacific Ltd., Class A	176,760	2,196,580
Swire Properties Ltd.	526,332	1,770,005
Swiss Prime Site AG (Registered)*	501	41,920
Tokyu Land Corp.	4,000	29,241
UOL Group Ltd.	4,000	19,745
Wharf Holdings Ltd.	13,400	106,025
Wheelock & Co., Ltd.	8,000	40,712

		8,119,978

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	3,724	30,276
People’s United Financial, Inc.	3,055	36,935

		67,211

Total Financials		117,625,216

Health Care (11.9%)
Biotechnology (1.4%)
Actelion Ltd. (Registered)*	960	46,112
Alexion Pharmaceuticals, Inc.*	1,626	152,535
Amgen, Inc.	56,640	4,889,165
Biogen Idec, Inc.*	1,976	289,820
Celgene Corp.*	3,548	279,299
CSL Ltd.	4,335	244,893
Elan Corp. plc*	4,389	45,327
Gilead Sciences, Inc.*	58,604	4,304,464
Grifols S.A.*	1,265	44,507
Prothena Corp. plc*	107	785

		10,296,907

Health Care Equipment & Supplies (1.4%)
Abbott Laboratories	13,259	868,464
Baxter International, Inc.	4,636	309,036
Becton, Dickinson and Co.	1,644	128,544
Boston Scientific Corp.*	11,927	68,342
C.R. Bard, Inc.	653	63,824
CareFusion Corp.*	1,847	52,787
Cie Generale d’Optique Essilor International S.A.	1,758	178,244
Cochlear Ltd.	492	40,703
Coloplast A/S, Class B	980	48,030
Covidien plc	48,424	2,796,002
DENTSPLY International, Inc.	1,183	46,859
Edwards Lifesciences Corp.*	946	85,301
Elekta AB, Class B	3,172	50,022
Getinge AB, Class B	1,735	58,775
Intuitive Surgical, Inc.*	332	162,803
Medtronic, Inc.	105,627	4,332,820
Olympus Corp.*	1,900	36,877
Smith & Nephew plc	7,750	85,766
Sonova Holding AG (Registered)*	424	46,974
St. Jude Medical, Inc.	2,534	91,579
Stryker Corp.	2,420	132,664
Sysmex Corp.	600	27,490
Terumo Corp.	1,300	51,653
Varian Medical Systems, Inc.*	929	65,253
William Demant Holding A/S*	226	19,396
Zimmer Holdings, Inc.	1,427	95,124

		9,943,332

Health Care Providers & Services (0.7%)
Aetna, Inc.	2,758	$127,695
Alfresa Holdings Corp.	400	15,631
AmerisourceBergen Corp.	1,988	85,842
Cardinal Health, Inc.	2,902	119,504
Celesio AG	666	11,470
Cigna Corp.	2,411	128,892
Coventry Health Care, Inc.	1,110	49,761
DaVita HealthCare Partners, Inc.*	713	78,808
Express Scripts Holding Co.*	6,892	372,168
Fresenius Medical Care AG & Co. KGaA	1,812	125,195
Fresenius SE & Co. KGaA	1,072	123,380
Humana, Inc.	1,328	91,141
Laboratory Corp. of America Holdings*	775	67,131
McKesson Corp.	1,990	192,950
Medipal Holdings Corp.	1,300	14,324
Miraca Holdings, Inc.	500	20,132
Patterson Cos., Inc.	655	22,421
Quest Diagnostics, Inc.	47,702	2,779,596
Ramsay Health Care Ltd.	1,141	32,416
Sonic Healthcare Ltd.	3,210	44,824
Suzuken Co., Ltd.	600	16,908
Tenet Healthcare Corp.*	967	31,398
UnitedHealth Group, Inc.	8,550	463,752
WellPoint, Inc.	2,541	154,798

		5,170,137

Health Care Technology (0.0%)
Cerner Corp.*	1,240	96,274
M3, Inc.	5	7,948

		104,222

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.	2,902	118,808
Life Technologies Corp.*	1,494	73,325
Lonza Group AG (Registered)	22,933	1,240,391
PerkinElmer, Inc.	941	29,867
QIAGEN N.V.*	1,979	35,892
Thermo Fisher Scientific, Inc.	3,015	192,297
Waters Corp.*	705	61,420

		1,752,000

Pharmaceuticals (8.2%)
Allergan, Inc.	2,602	238,681
Astellas Pharma, Inc.	3,800	170,701
AstraZeneca plc	10,734	507,454
Bayer AG (Registered)	38,138	3,621,679
Bristol-Myers Squibb Co.	13,866	451,893
Chugai Pharmaceutical Co., Ltd.	1,900	36,414
Daiichi Sankyo Co., Ltd.	5,900	90,503
Dainippon Sumitomo Pharma Co., Ltd.	1,300	15,618
Eisai Co., Ltd.	2,200	91,859
Eli Lilly and Co.	8,545	421,439
Forest Laboratories, Inc.*	54,506	1,925,152
GlaxoSmithKline plc	305,875	6,641,031
Hisamitsu Pharmaceutical Co., Inc.	500	24,791
Hospira, Inc.*	1,383	43,205

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Johnson & Johnson	23,248	$1,629,685
Kyowa Hakko Kirin Co., Ltd.	2,000	19,751
Merck & Co., Inc.	149,807	6,133,099
Merck KGaA	22,988	3,032,987
Mitsubishi Tanabe Pharma Corp.	1,900	24,773
Mylan, Inc.*	3,394	93,267
Novartis AG (Registered)	74,445	4,713,226
Novo Nordisk A/S, Class B	3,517	574,396
Ono Pharmaceutical Co., Ltd.	700	35,721
Orion Oyj, Class B	845	24,836
Otsuka Holdings Co., Ltd.	3,200	89,840
Perrigo Co.	736	76,566
Pfizer, Inc.	351,952	8,826,956
Roche Holding AG	37,064	7,550,860
Sanofi S.A.	109,916	10,423,901
Santen Pharmaceutical Co., Ltd.	600	22,972
Shionogi & Co., Ltd.	2,600	43,310
Shire plc	4,864	149,388
Taisho Pharmaceutical Holdings Co., Ltd.	300	20,490
Takeda Pharmaceutical Co., Ltd.	6,800	303,889
Teva Pharmaceutical Industries Ltd.	8,142	304,743
Tsumura & Co.	500	15,069
UCB S.A.	942	54,192
Watson Pharmaceuticals, Inc.*	1,048	90,128

		58,534,465

Total Health Care		85,801,063

Industrials (8.3%)
Aerospace & Defense (1.2%)
BAE Systems plc	391,852	2,152,827
Boeing Co.	5,663	426,764
Cobham plc	9,341	33,971
Embraer S.A. (ADR)	53,850	1,535,263
European Aeronautic Defence and Space Co. N.V.	3,547	139,019
Finmeccanica S.p.A.*	3,870	22,428
General Dynamics Corp.	2,775	192,224
Honeywell International, Inc.	6,596	418,648
L-3 Communications Holdings, Inc.	770	58,997
Lockheed Martin Corp.	2,283	210,698
Meggitt plc	6,743	42,035
Northrop Grumman Corp.	2,049	138,471
Precision Castparts Corp.	1,218	230,714
Raytheon Co.	2,795	160,880
Rockwell Collins, Inc.	1,186	68,990
Rolls-Royce Holdings plc*	16,177	233,082
Rolls-Royce Holdings plc (Preference), Class C*†(b)	1,229,452	1,997
Safran S.A.	1,982	86,486
Singapore Technologies Engineering Ltd.	14,000	44,192
Textron, Inc.	2,424	60,091
Thales S.A.	41,438	1,430,506
United Technologies Corp.	7,081	580,713
Zodiac Aerospace	295	32,947

		8,301,943

Air Freight & Logistics (1.3%)
C.H. Robinson Worldwide, Inc.	1,378	$87,117
Deutsche Post AG (Registered)	107,349	2,353,876
Expeditors International of Washington, Inc.	1,759	69,569
FedEx Corp.	32,394	2,971,178
TNT Express N.V.	2,827	31,979
Toll Holdings Ltd.	5,996	28,704
United Parcel Service, Inc., Class B	49,506	3,650,077
Yamato Holdings Co., Ltd.	3,300	50,178

		9,242,678

Airlines (0.4%)
All Nippon Airways Co., Ltd.	9,000	18,869
Cathay Pacific Airways Ltd.	10,000	18,565
Deutsche Lufthansa AG (Registered)	154,706	2,907,920
International Consolidated Airlines Group S.A.*	8,125	24,012
Japan Airlines Co., Ltd.*	515	22,043
Qantas Airways Ltd.*	8,911	14,011
Singapore Airlines Ltd.	5,000	44,220
Southwest Airlines Co.	6,444	65,986

		3,115,626

Building Products (0.1%)
Asahi Glass Co., Ltd.	9,000	65,388
Assa Abloy AB, Class B	2,866	107,921
Cie de Saint-Gobain S.A.	3,381	144,668
Daikin Industries Ltd.	2,000	68,721
Geberit AG (Registered)*	326	72,169
LIXIL Group Corp.	2,200	48,992
Masco Corp.	2,972	49,513
TOTO Ltd.	2,000	15,023

		572,395

Commercial Services & Supplies (0.7%)
ADT Corp.	37,553	1,745,839
Aggreko plc	2,310	66,247
Avery Dennison Corp.	894	31,219
Babcock International Group plc	3,118	48,387
Brambles Ltd.	13,457	107,093
Cintas Corp.	931	38,078
Dai Nippon Printing Co., Ltd.	5,000	39,184
Edenred	1,467	45,619
G4S plc	12,246	51,135
Iron Mountain, Inc.	1,376	42,725
Park24 Co., Ltd.	800	12,616
Pitney Bowes, Inc.	1,684	17,918
Rentokil Initial plc	773,760	1,227,355
Republic Services, Inc.	2,506	73,501
Secom Co., Ltd.	1,800	90,719
Securitas AB, Class B	2,559	22,479
Serco Group plc	4,328	37,260
Societe BIC S.A.	248	29,605
Stericycle, Inc.*	708	66,035
Toppan Printing Co., Ltd.	5,000	30,806
Tyco International Ltd.	45,846	1,340,996
Waste Management, Inc.	3,646	123,016

		5,287,832

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Construction & Engineering (0.1%)
ACS Actividades de Construccion y Servicios S.A.	1,159	$29,661
Balfour Beatty plc	5,970	26,679
Bouygues S.A.	1,637	48,269
Chiyoda Corp.	1,000	14,319
Ferrovial S.A.	3,383	49,879
Fluor Corp.	1,362	80,004
Hochtief AG*	266	15,456
Jacobs Engineering Group, Inc.*	1,047	44,571
JGC Corp.	2,000	62,305
Kajima Corp.	7,000	23,120
Kinden Corp.	1,000	6,484
Koninklijke Boskalis Westminster N.V.	611	27,855
Leighton Holdings Ltd.	1,281	24,101
Obayashi Corp.	6,000	33,773
Quanta Services, Inc.*	1,788	48,795
Shimizu Corp.	5,000	18,804
Skanska AB, Class B	3,287	54,080
Taisei Corp.	9,000	29,753
Vinci S.A.	3,920	186,562

		824,470

Electrical Equipment (0.4%)
ABB Ltd. (Registered)*	18,991	394,327
Alstom S.A.	1,782	73,021
Eaton Corp. plc	3,843	208,291
Emerson Electric Co.	6,073	321,626
Fuji Electric Co., Ltd.	4,000	9,868
Furukawa Electric Co., Ltd.*	5,000	11,234
GS Yuasa Corp.	3,000	12,075
Legrand S.A.	2,054	86,693
Mabuchi Motor Co., Ltd.	200	8,527
Mitsubishi Electric Corp.	17,000	144,695
Nidec Corp.	900	52,627
Prysmian S.p.A.	1,760	35,609
Rockwell Automation, Inc.	1,154	96,924
Roper Industries, Inc.	836	93,197
Schneider Electric S.A.	4,505	335,999
Shanghai Electric Group Co., Ltd., Class H	2,852,000	1,239,907
Sumitomo Electric Industries Ltd.	6,500	75,219
Ushio, Inc.	900	9,830

		3,209,669

Industrial Conglomerates (2.0%)
3M Co.	5,323	494,240
Danaher Corp.	4,842	270,668
Fraser and Neave Ltd.	8,000	63,674
General Electric Co.	243,663	5,114,486
Hopewell Holdings Ltd.	5,000	21,620
Hutchison Whampoa Ltd.	18,000	190,949
Keppel Corp., Ltd.	12,300	111,764
Koninklijke Philips Electronics N.V.	108,775	2,918,247
NWS Holdings Ltd.	13,000	22,189
Orkla ASA	6,678	58,465
SembCorp Industries Ltd.	8,000	34,858
Siemens AG (Registered)	48,924	5,317,527
Smiths Group plc	3,398	66,883

		14,685,570

Machinery (0.8%)
Alfa Laval AB	2,900	$60,786
Amada Co., Ltd.	3,000	19,520
Andritz AG	644	41,376
Atlas Copco AB, Class A	5,801	160,590
Atlas Copco AB, Class B	3,370	82,680
Caterpillar, Inc.	5,467	489,734
Cummins, Inc.	1,482	160,575
Deere & Co.	3,264	282,075
Dover Corp.	1,469	96,528
FANUC Corp.	1,600	297,542
Fiat Industrial S.p.A.	7,394	81,071
Flowserve Corp.	425	62,390
GEA Group AG	1,505	48,610
Hino Motors Ltd.	2,000	17,935
Hitachi Construction Machinery Co., Ltd.	900	18,893
IHI Corp.	11,000	28,274
Illinois Tool Works, Inc.	3,610	219,524
IMI plc	2,775	49,355
Ingersoll-Rand plc	2,382	114,241
Invensys plc	7,026	38,172
Japan Steel Works Ltd.	3,000	19,435
Joy Global, Inc.	870	55,489
JTEKT Corp.	1,900	18,120
Kawasaki Heavy Industries Ltd.	12,000	32,611
Komatsu Ltd.	8,100	207,275
Kone Oyj, Class B	1,346	99,668
Kubota Corp.	9,000	103,369
Kurita Water Industries Ltd.	900	19,774
Makita Corp.	1,000	46,512
MAN SE	364	38,922
Melrose Industries plc	10,399	38,741
Metso Oyj	1,105	48,137
Mitsubishi Heavy Industries Ltd.	26,000	125,731
Nabtesco Corp.	900	19,917
NGK Insulators Ltd.	2,000	23,521
NSK Ltd.	4,000	28,505
PACCAR, Inc.	3,011	136,127
Pall Corp.	966	58,211
Parker Hannifin Corp.	1,228	104,454
Pentair Ltd. (Registered)	15,876	780,305
Sandvik AB	8,670	139,349
Scania AB, Class B	2,765	57,507
Schindler Holding AG	419	60,521
Schindler Holding AG (Registered)	198	28,063
SembCorp Marine Ltd.	7,000	26,649
SKF AB, Class B	3,389	85,757
SMC Corp.	500	90,707
Snap-on, Inc.	481	37,994
Stanley Black & Decker, Inc.	1,388	102,670
Sulzer AG (Registered)	207	32,805
Sumitomo Heavy Industries Ltd.	5,000	23,881
THK Co., Ltd.	1,100	19,767
Vallourec S.A.	892	46,550
Volvo AB, Class B	12,028	165,862
Wartsila Oyj	1,449	64,088
Weir Group plc	1,827	56,709
Xylem, Inc.	1,521	41,219
Yangzijiang Shipbuilding Holdings Ltd.	15,735	12,466

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Zardoya Otis S.A.	1,413	$20,366

		5,487,625

Marine (0.0%)
A. P. Moller - Maersk A/S, Class A	5	35,606
A. P. Moller - Maersk A/S, Class B	11	84,199
Kuehne + Nagel International AG (Registered)	472	57,443
Mitsui O.S.K. Lines Ltd.	10,000	29,800
Nippon Yusen KK	14,000	32,949
Orient Overseas International Ltd.	2,000	13,169

		253,166

Professional Services (0.5%)
Adecco S.A. (Registered)*	18,714	991,949
ALS Ltd.	2,900	32,964
Bureau Veritas S.A.	474	52,701
Capita plc	5,672	70,234
Dun & Bradstreet Corp.	355	27,921
Equifax, Inc.	1,022	55,311
Experian plc	8,691	140,423
Intertek Group plc	1,388	70,047
Randstad Holding N.V.	54,884	2,025,992
Robert Half International, Inc.	1,219	38,788
SGS S.A. (Registered)	48	106,629

		3,612,959

Road & Rail (0.3%)
Asciano Ltd.	8,573	41,897
Aurizon Holdings Ltd.	15,711	61,703
Central Japan Railway Co.	1,200	97,363
ComfortDelGro Corp., Ltd.	16,000	23,450
CSX Corp.	8,596	169,599
DSV A/S	1,660	43,287
East Japan Railway Co.	2,897	187,309
Hankyu Hanshin Holdings, Inc.	10,000	51,625
Keikyu Corp.	4,000	35,402
Keio Corp.	5,000	37,281
Keisei Electric Railway Co., Ltd.	2,000	16,882
Kintetsu Corp.	14,000	57,272
MTR Corp., Ltd.	12,000	47,502
Nippon Express Co., Ltd.	7,000	28,913
Norfolk Southern Corp.	2,674	165,360
Odakyu Electric Railway Co., Ltd.	5,000	52,016
Ryder System, Inc.	428	21,370
Tobu Railway Co., Ltd.	9,000	47,628
Tokyu Corp.	10,000	56,158
Union Pacific Corp.	3,964	498,354
West Japan Railway Co.	1,500	59,074

		1,799,445

Trading Companies & Distributors (0.4%)
Brenntag AG	450	59,120
Bunzl plc	2,868	46,828
Fastenal Co.	2,255	105,286
ITOCHU Corp.	13,000	137,226
Marubeni Corp.	14,000	100,325
Mitsubishi Corp.	12,200	234,505

Mitsui & Co., Ltd.	15,000	$224,404
Noble Group Ltd.	33,818	32,611
Rexel S.A.	929	18,983
Sojitz Corp.	10,600	15,681
Sumitomo Corp.	9,800	125,614
Toyota Tsusho Corp.	1,900	46,911
W.W. Grainger, Inc.	508	102,804
Wolseley plc	40,363	1,918,498

		3,168,796

Transportation Infrastructure (0.1%)
Abertis Infraestructuras S.A.	3,255	54,247
Aeroports de Paris S.A.	268	20,692
Atlantia S.p.A.	2,899	52,579
Auckland International Airport Ltd.	7,833	17,322
Fraport AG	328	19,100
Groupe Eurotunnel S.A. (Registered)	4,920	37,989
Hutchison Port Holdings Trust, Class U	46,000	36,623
Kamigumi Co., Ltd.	2,000	15,876
Koninklijke Vopak N.V.	619	43,645
Mitsubishi Logistics Corp.	1,000	14,344
Sydney Airport	1,602	5,654
Transurban Group	11,528	73,216

		391,287

Total Industrials		59,953,461

Information Technology (10.4%)
Communications Equipment (1.7%)
Brocade Communications Systems, Inc.*	341,940	1,822,540
Cisco Systems, Inc.	346,615	6,810,985
F5 Networks, Inc.*	670	65,090
Harris Corp.	1,004	49,156
JDS Uniphase Corp.*	1,844	24,968
Juniper Networks, Inc.*	4,439	87,315
Motorola Solutions, Inc.	2,387	132,908
Nokia Oyj	32,386	127,361
QUALCOMM, Inc.	14,335	889,057
Telefonaktiebolaget LM Ericsson, Class B	213,946	2,151,925

		12,161,305

Computers & Peripherals (1.1%)
Apple, Inc.	7,892	4,206,673
Dell, Inc.	121,516	1,230,957
EMC Corp.*	17,755	449,202
Fujitsu Ltd.	16,000	67,179
Gemalto N.V.	684	61,927
Hewlett-Packard Co.	94,569	1,347,608
NEC Corp.*	22,000	46,325
NetApp, Inc.*	3,053	102,428
SanDisk Corp.*	2,052	89,385
Seagate Technology plc	2,792	85,100
Toshiba Corp.	35,000	138,397
Western Digital Corp.	1,801	76,524

		7,901,705

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	1,345	$87,022
Citizen Holdings Co., Ltd.	2,400	12,687
Corning, Inc.	12,460	157,245
Flextronics International Ltd.*	235,990	1,465,498
FLIR Systems, Inc.	1,346	30,029
Fujifilm Holdings Corp.	4,100	82,581
Hamamatsu Photonics KK	600	21,646
Hexagon AB, Class B	2,046	51,431
Hirose Electric Co., Ltd.	300	35,917
Hitachi High-Technologies Corp.	600	12,413
Hitachi Ltd.	40,400	237,759
Hoya Corp.	3,800	74,818
Ibiden Co., Ltd.	1,000	15,963
Jabil Circuit, Inc.	1,627	31,385
Keyence Corp.	440	121,436
Kyocera Corp.	1,300	117,886
Molex, Inc.	1,147	31,348
Murata Manufacturing Co., Ltd.	1,800	106,162
Nippon Electric Glass Co., Ltd.	3,000	17,046
Omron Corp.	1,800	43,160
Shimadzu Corp.	2,000	13,492
TDK Corp.	1,100	40,000
TE Connectivity Ltd.	3,619	134,337
Yaskawa Electric Corp.	2,000	19,289
Yokogawa Electric Corp.	1,700	18,493

		2,979,043

Internet Software & Services (0.3%)
Akamai Technologies, Inc.*	1,544	63,165
DeNA Co., Ltd.	900	29,593
eBay, Inc.*	9,747	497,292
Google, Inc., Class A*	2,233	1,584,023
Gree, Inc.	700	10,853
United Internet AG (Registered)	784	16,923
VeriSign, Inc.*	1,297	50,349
Yahoo! Japan Corp.	126	40,782
Yahoo!, Inc.*	8,723	173,588

		2,466,568

IT Services (1.2%)
Accenture plc, Class A	41,305	2,746,783
Amadeus IT Holding S.A., Class A	2,712	68,056
AtoS	470	33,490
Automatic Data Processing, Inc.	4,034	229,978
Cap Gemini S.A.	1,279	55,739
Cognizant Technology Solutions Corp., Class A*	2,499	185,051
Computer Sciences Corp.	1,280	51,264
Computershare Ltd.	3,681	34,662
Fidelity National Information Services, Inc.	2,093	72,857
Fiserv, Inc.*	1,151	90,964
Global Payments, Inc.	39,820	1,803,846
International Business Machines Corp.	8,914	1,707,477
ITOCHU Techno-Solutions Corp.	200	8,242
Mastercard, Inc., Class A	893	438,713
Nomura Research Institute Ltd.	800	16,560
NTT Data Corp.	11	34,392
Otsuka Corp.	100	7,566

Paychex, Inc.	2,666	$83,019
SAIC, Inc.	2,438	27,598
Teradata Corp.*	1,396	86,398
Total System Services, Inc.	1,349	28,896
Visa, Inc., Class A	4,380	663,920
Western Union Co.	5,124	69,738

		8,545,209

Office Electronics (0.1%)
Brother Industries Ltd.	2,000	21,579
Canon, Inc.	9,800	384,377
Konica Minolta Holdings, Inc.	4,000	28,818
Ricoh Co., Ltd.	5,000	53,120
Xerox Corp.	10,937	74,590

		562,484

Semiconductors & Semiconductor Equipment (2.2%)
Advanced Micro Devices, Inc.*	4,777	11,465
Advantest Corp.	1,200	18,938
Altera Corp.	2,630	90,577
Analog Devices, Inc.	2,587	108,809
Applied Materials, Inc.	211,713	2,421,997
ARM Holdings plc	11,897	152,126
ASM Pacific Technology Ltd.	1,700	20,868
ASML Holding N.V.	2,711	175,509
Broadcom Corp., Class A*	4,323	143,567
First Solar, Inc.*	493	15,224
Infineon Technologies AG	9,390	76,198
Intel Corp.	41,867	863,716
KLA-Tencor Corp.	1,388	66,291
Lam Research Corp.*	1,388	50,148
Linear Technology Corp.	1,993	68,360
LSI Corp.*	4,788	33,899
Mellanox Technologies Ltd.*	308	18,540
Microchip Technology, Inc.	1,672	54,491
Micron Technology, Inc.*	8,375	53,181
NVIDIA Corp.	5,083	62,470
Rohm Co., Ltd.	800	25,989
Samsung Electronics Co., Ltd. (GDR) (m)	10,620	7,547,678
STMicroelectronics N.V.	5,519	40,239
Sumco Corp.*	1,000	9,729
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	177,473	3,045,437
Teradyne, Inc.*	1,502	25,369
Texas Instruments, Inc.	9,361	289,629
Tokyo Electron Ltd.	1,500	69,020
Xilinx, Inc.	2,167	77,795

		15,637,259

Software (3.4%)
Adobe Systems, Inc.*	4,175	157,314
Autodesk, Inc.*	1,882	66,529
BMC Software, Inc.*	1,227	48,663
CA, Inc.	2,728	59,962
Citrix Systems, Inc.*	1,555	102,241
Dassault Systemes S.A.	528	59,107
Electronic Arts, Inc.*	2,427	35,264
Intuit, Inc.	2,310	137,445
Konami Corp.	800	17,987
Microsoft Corp.	262,525	7,017,293
Nexon Co., Ltd.*	1,000	10,093

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

NICE Systems Ltd.*	523	$17,522
Nintendo Co., Ltd.	900	96,030
Oracle Corp.	145,249	4,839,697
Oracle Corp. Japan	300	12,503
Red Hat, Inc.*	1,602	84,842
Sage Group plc	10,468	50,148
Salesforce.com, Inc.*	1,101	185,078
SAP AG	67,848	5,435,065
Software AG	51,890	2,204,156
Square Enix Holdings Co., Ltd.	600	7,582
Symantec Corp.*	120,157	2,260,153
Trend Micro, Inc.	62,000	1,871,074

		24,775,748

Total Information Technology		75,029,321

Materials (4.0%)
Chemicals (1.9%)
Air Liquide S.A.	2,699	338,229
Air Products and Chemicals, Inc.	1,783	149,808
Air Water, Inc.	1,000	12,728
Airgas, Inc.	569	51,944
Akzo Nobel N.V.	53,948	3,559,866
Arkema S.A.	546	57,409
Asahi Kasei Corp.	11,000	64,959
BASF SE	7,896	742,155
CF Industries Holdings, Inc.	523	106,253
Croda International plc	1,172	45,406
Daicel Corp.	2,000	13,233
Denki Kagaku Kogyo KK	4,000	13,690
Dow Chemical Co.	62,031	2,004,842
E.I. du Pont de Nemours & Co.	7,786	350,136
Eastman Chemical Co.	1,293	87,989
Ecolab, Inc.	2,203	158,396
EMS-Chemie Holding AG (Registered)	70	16,510
FMC Corp.	1,113	65,133
Givaudan S.A. (Registered)*	72	76,333
Hitachi Chemical Co., Ltd.	900	13,415
Incitec Pivot Ltd.	14,098	47,908
International Flavors & Fragrances, Inc.	661	43,983
Israel Chemicals Ltd.	3,844	46,341
Israel Corp., Ltd.	20	13,134
Johnson Matthey plc	1,771	68,016
JSR Corp.	1,600	30,227
K+S AG (Registered)	1,488	68,795
Kaneka Corp.	2,000	10,059
Kansai Paint Co., Ltd.	2,000	21,541
Koninklijke DSM N.V.	1,333	80,292
Kuraray Co., Ltd.	3,000	39,277
Lanxess AG	718	62,794
Linde AG	1,599	278,849
LyondellBasell Industries N.V., Class A	44,375	2,533,369
Mitsubishi Chemical Holdings Corp.	12,000	59,858
Mitsubishi Gas Chemical Co., Inc.	3,000	18,381
Mitsui Chemicals, Inc.	7,000	18,284
Monsanto Co.	4,460	422,139
Mosaic Co.	2,315	131,098
Nitto Denko Corp.	1,400	68,881

Novozymes A/S, Class B	2,104	$59,544
Orica Ltd.	3,157	83,018
PPG Industries, Inc.	1,280	173,248
Praxair, Inc.	2,517	275,486
Sherwin-Williams Co.	707	108,751
Shin-Etsu Chemical Co., Ltd.	3,500	213,778
Showa Denko KK	13,000	19,878
Sigma-Aldrich Corp.	1,004	73,874
Sika AG	19	44,035
Solvay S.A.	515	74,135
Sumitomo Chemical Co., Ltd.	13,000	41,015
Syngenta AG (Registered)	802	323,513
Taiyo Nippon Sanso Corp.	2,000	11,425
Teijin Ltd.	8,000	19,731
Toray Industries, Inc.	12,000	73,173
Ube Industries Ltd.	8,000	19,239
Yara International ASA	1,616	80,212

		13,685,715

Construction Materials (0.5%)
Boral Ltd.	6,433	29,590
CRH plc	161,503	3,351,327
Fletcher Building Ltd.	5,870	41,075
HeidelbergCement AG	1,213	73,487
Holcim Ltd. (Registered)*	1,975	145,465
Imerys S.A.	317	20,569
James Hardie Industries plc (CDI)	3,754	36,317
Lafarge S.A.	1,612	103,294
Taiheiyo Cement Corp.	10,000	27,517
Vulcan Materials Co.	1,071	55,745

		3,884,386

Containers & Packaging (0.3%)
Amcor Ltd.	10,426	88,161
Ball Corp.	1,299	58,130
Bemis Co., Inc.	896	29,980
Owens-Illinois, Inc.*	1,354	28,799
Rexam plc	280,625	1,971,989
Sealed Air Corp.	1,613	28,244
Toyo Seikan Kaisha Ltd.	1,300	17,513

		2,222,816

Metals & Mining (1.2%)
Alcoa, Inc.	8,820	76,558
Allegheny Technologies, Inc.	888	26,960
Alumina Ltd.	19,504	18,860
Anglo American plc	11,899	379,834
Antofagasta plc	3,407	75,706
ArcelorMittal S.A.	8,097	140,168
BHP Billiton Ltd.	27,775	1,084,700
BHP Billiton plc	18,151	637,817
Boliden AB	2,373	45,104
Cliffs Natural Resources, Inc.	1,227	47,313
Daido Steel Co., Ltd.	2,000	10,039
Eurasian Natural Resources Corp.	2,224	10,700
Evraz plc	2,916	12,871
Fortescue Metals Group Ltd.	12,125	60,156
Freeport-McMoRan Copper & Gold, Inc.	7,956	272,095
Fresnillo plc	1,550	48,095
Glencore International plc	32,416	188,911

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Hitachi Metals Ltd.	1,000	$8,457
Iluka Resources Ltd.	3,619	35,071
JFE Holdings, Inc.	4,200	79,182
Kazakhmys plc	1,833	24,103
Kobe Steel Ltd.	22,000	28,092
Maruichi Steel Tube Ltd.	300	6,870
Mitsubishi Materials Corp.	9,000	30,677
Newcrest Mining Ltd.	6,608	154,277
Newmont Mining Corp.	4,167	193,515
Nippon Steel & Sumitomo Metal Corp.	65,050	160,009
Norsk Hydro ASA	8,067	41,096
Nucor Corp.	2,712	117,104
OZ Minerals Ltd.	2,728	19,424
POSCO (ADR)	15,510	1,274,147
Randgold Resources Ltd.	754	74,311
Rio Tinto Ltd.	3,769	262,337
Rio Tinto plc	11,568	674,096
Salzgitter AG	334	17,405
Sims Metal Management Ltd.	1,429	13,932
Sumitomo Metal Mining Co., Ltd.	5,000	70,557
ThyssenKrupp AG	3,336	78,384
Umicore S.A.	990	54,589
United States Steel Corp.	1,189	28,381
Vale S.A. (Preference) (ADR)	64,400	1,307,320
Vedanta Resources plc	916	17,903
Voestalpine AG	913	33,572
Xstrata plc	18,119	322,266
Yamato Kogyo Co., Ltd.	300	8,781

		8,271,745

Paper & Forest Products (0.1%)
International Paper Co.	3,720	148,205
MeadWestvaco Corp.	1,399	44,586
Nippon Paper Group, Inc.	847	11,774
Oji Holdings Corp.	7,000	24,174
Stora Enso Oyj, Class R	4,771	33,745
UPM-Kymmene Oyj	4,540	53,951

		316,435

Total Materials		28,381,097

Telecommunication Services (4.5%)
Diversified Telecommunication Services (2.8%)
AT&T, Inc.	47,670	1,606,956
Belgacom S.A.	1,296	38,202
Bezeq Israeli Telecommunication Corp., Ltd.	15,630	18,050
BT Group plc	67,295	253,668
CenturyLink, Inc.	5,265	205,967
Deutsche Telekom AG (Registered)	24,282	275,873
Elisa Oyj	1,238	27,664
France Telecom S.A.	198,083	2,218,252
Frontier Communications Corp.	8,231	35,229
HKT Trust/HKT Ltd.	19,000	18,644
Iliad S.A.	198	34,083
Inmarsat plc	3,884	37,493
Koninklijke (Royal) KPN N.V.	8,670	42,875
Nippon Telegraph & Telephone Corp.	3,728	156,599
PCCW Ltd.	31,000	13,654

Portugal Telecom SGPS S.A. (Registered)	5,461	$27,317
Singapore Telecommunications Ltd.	1,433,350	3,898,076
Swisscom AG (Registered)	202	87,121
TDC A/S	4,163	29,502
Telecom Corp. of New Zealand Ltd.	16,649	31,486
Telecom Italia S.p.A.	81,234	73,429
Telecom Italia S.p.A. (RNC)	52,198	41,304
Telefonica S.A.	169,034	2,295,267
Telekom Austria AG	60,274	456,110
Telenet Group Holding N.V.	499	23,185
Telenor ASA	111,403	2,263,342
TeliaSonera AB	18,741	127,654
Telstra Corp., Ltd.	37,665	171,583
Verizon Communications, Inc.	23,956	1,036,576
Vivendi S.A.	181,910	4,096,550
Windstream Corp.	5,117	42,369
Ziggo N.V.	1,023	33,062

		19,717,142

Wireless Telecommunication Services (1.7%)
Crown Castle International Corp.*	2,464	177,802
KDDI Corp.	2,300	162,461
MetroPCS Communications, Inc.*	2,578	25,625
Millicom International Cellular S.A. (SDR)	543	47,196
NTT DOCOMO, Inc.	132	189,572
Softbank Corp.	7,600	278,097
Sprint Nextel Corp.*	605,737	3,434,529
StarHub Ltd.	4,919	15,360
Tele2 AB, Class B	2,756	49,984
Turkcell Iletisim Hizmetleri A/S (ADR)*	73,760	1,190,486
Vodafone Group plc	2,705,130	6,803,041

		12,374,153

Total Telecommunication Services		32,091,295

Utilities (1.0%)
Electric Utilities (0.5%)
Acciona S.A.	194	14,711
American Electric Power Co., Inc.	4,099	174,945
Cheung Kong Infrastructure Holdings Ltd.	4,000	24,572
Chubu Electric Power Co., Inc.	5,600	74,722
Chugoku Electric Power Co., Inc.	2,600	40,773
CLP Holdings Ltd.	15,500	130,158
Contact Energy Ltd.	3,230	13,942
Duke Energy Corp.	5,919	377,633
EDF S.A.	2,079	38,965
Edison International	2,684	121,290
EDP - Energias de Portugal S.A.	16,545	49,732
Enel S.p.A.	56,873	236,613
Entergy Corp.	1,498	95,498
Exelon Corp.	7,138	212,284
FirstEnergy Corp.	3,562	148,749
Fortum Oyj	3,844	72,288
Hokkaido Electric Power Co., Inc.	1,700	20,643

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)

Hokuriku Electric Power Co.	1,500	$17,734
Iberdrola S.A.	34,279	191,153
Kansai Electric Power Co., Inc.	6,500	68,294
Kyushu Electric Power Co., Inc.	3,700	42,237
NextEra Energy, Inc.	3,572	247,147
Northeast Utilities	2,604	101,764
Pepco Holdings, Inc.	1,854	36,357
Pinnacle West Capital Corp.	903	46,035
Power Assets Holdings Ltd.	12,000	102,841
PPL Corp.	4,832	138,340
Red Electrica Corporacion S.A.	937	46,295
Shikoku Electric Power Co., Inc.	1,500	23,922
Southern Co.	7,351	314,696
SP AusNet	14,553	16,715
SSE plc	8,119	187,639
Terna Rete Elettrica Nazionale S.p.A.	11,162	44,702
Tohoku Electric Power Co., Inc.*	3,900	36,294
Tokyo Electric Power Co., Inc.*	12,500	29,960
Verbund AG	548	13,572
Xcel Energy, Inc.	4,169	111,354

		3,664,569

Gas Utilities (0.1%)
AGL Resources, Inc.	972	38,851
APA Group	7,062	40,764
Enagas S.A.	1,556	33,297
Gas Natural SDG S.A.	3,008	55,004
Hong Kong & China Gas Co., Ltd.	45,771	126,127
ONEOK, Inc.	1,670	71,392
Osaka Gas Co., Ltd.	16,000	58,116
Snam S.p.A.	14,563	67,719
Toho Gas Co., Ltd.	4,000	21,472
Tokyo Gas Co., Ltd.	21,000	96,011

		608,753

Independent Power Producers & Energy Traders (0.0%)
AES Corp.	5,035	53,874
Electric Power Development Co., Ltd.	1,000	23,705
Enel Green Power S.p.A.	15,107	28,254
NRG Energy, Inc.	2,728	62,717

		168,550

Multi-Utilities (0.4%)
AGL Energy Ltd.	4,680	75,155
Ameren Corp.	1,984	60,949
CenterPoint Energy, Inc.	3,533	68,010
Centrica plc	44,715	242,910
CMS Energy Corp.	2,306	56,220
Consolidated Edison, Inc.	2,499	138,794
Dominion Resources, Inc.	4,837	250,557
DTE Energy Co.	1,410	84,671
E.ON SE	15,557	289,711
GDF Suez S.A.	10,910	224,789
Integrys Energy Group, Inc.	639	33,369
National Grid plc	31,283	358,329
NiSource, Inc.	2,592	64,515
PG&E Corp.	3,602	144,728
Public Service Enterprise Group, Inc.	4,166	127,480

RWE AG	4,228	$174,543
RWE AG (Preference)	330	12,446
SCANA Corp.	1,149	52,440
Sempra Energy	1,881	133,438
Suez Environnement Co. S.A.	2,316	27,926
TECO Energy, Inc.	1,778	29,799
Veolia Environnement S.A.	2,922	35,619
Wisconsin Energy Corp.	1,937	71,378

		2,757,776

Water Utilities (0.0%)
Severn Trent plc	2,063	52,855
United Utilities Group plc	5,928	65,049

		117,904

Total Utilities		7,317,552

Total Common Stocks (79.5%) (Cost $499,116,280)		570,838,187

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Staples (0.0%)
Food & Staples Retailing (0.0%)
Olam International Ltd., expiring 1/21/13*†	4,382	—

Total Consumer Staples		—

Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Repsol S.A., expiring 1/10/13*	93,050	56,744

Total Energy		56,744

Total Rights (0.0%) (Cost $—)		56,744

Total Investments (79.5%) (Cost $499,116,280)		570,894,931
Other Assets Less Liabilities (20.5%)		147,553,264

Net Assets (100%)		$718,448,195

*	Non-income producing.
†	Securities (totaling $1,997 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid security.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2012, the market value of these securities amounted to $7,547,678 or 1.1% of net assets.

Glossary:

ADR	— American Depositary Receipt
CDI	— CHESS Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
GDR	— Global Depositary Receipt
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Country Diversification As a Percentage of Total Net Assets
Australia	1.2%
Austria	0.1
Belgium	0.6
Bermuda	0.0	#
Brazil	0.6
Canada	0.1
China	0.3
Denmark	0.2
Finland	0.1
France	5.9
Germany	4.7
Greece	0.0	#
Hong Kong	1.2
India	0.3
Ireland	1.4
Israel	0.1
Italy	1.5
Japan	3.7
Luxembourg	0.0	#
Macau	0.0	#
Mexico	0.0	#
Netherlands	4.1
New Zealand	0.0	#
Norway	0.7
Portugal	0.0	#
Singapore	1.3
South Korea	1.8
Spain	1.2
Sweden	0.7
Switzerland	5.8
Taiwan	0.4
Turkey	0.2
United Kingdom	8.5
United States	32.8
Cash and Other	20.5

	100.0%

#	Percent shown is less than 0.05%.

Investments in companies which were affiliates for the year ended December 31, 2012, were as follows:

Securities	Market Value December 31, 2011	Purchases at Cost	Sales at Cost	Market Value December 31, 2012	Dividend Income	Realized Gain (Loss)
AXA S.A.	$226,954	$—	$52,878	$276,131	$13,401	$(28,266)

At December 31, 2012, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2012	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	817	March-13	$28,237,914	$28,200,138	$(37,776)
FTSE 100 Index	185	March-13	17,613,074	17,574,599	(38,475)
S&P 500 E-Mini Index	963	March-13	68,530,530	68,377,815	(152,715)
SPI 200 Index	59	March-13	6,968,680	7,070,391	101,711
TOPIX Index	182	March-13	16,604,075	18,098,113	1,494,038

					$1,366,783

At December 31, 2012, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/15/13	HSBC Bank plc	736	$760,311	$771,541	$(11,230)
British Pound vs. U.S. Dollar, expiring 3/15/13	HSBC Bank plc	650	1,055,659	1,048,869	6,790
European Union Euro vs. U.S. Dollar, expiring 3/15/13	HSBC Bank plc	3,220	4,252,921	4,202,857	50,064
Japanese Yen vs. U.S. Dollar, expiring 3/15/13	HSBC Bank plc	123,330	1,424,373	1,489,510	(65,137)

					$(19,513)

Foreign Currency Sell Contract	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 1/2/13	Deutsche Bank AG	81	$107,104	$107,385	$(281)

					$(19,794)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted prices in active markets for identical securities	Level 2 Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$38,245,333	$29,355,026	$—	$67,600,359
Consumer Staples	18,986,942	17,311,186	—	36,298,128
Energy	27,800,976	32,939,719	—	60,740,695
Financials	40,026,618	77,598,598	—	117,625,216
Health Care	44,483,389	41,317,674	—	85,801,063
Industrials	25,154,351	34,797,113	1,997	59,953,461
Information Technology	52,613,175	22,416,146	—	75,029,321
Materials	10,473,531	17,907,566	—	28,381,097
Telecommunication Services	7,755,539	24,335,756	—	32,091,295
Utilities	3,669,274	3,648,278	—	7,317,552
Forward Currency Contracts	—	56,854	—	56,854
Futures	1,595,749	—	—	1,595,749
Rights
Consumer Staples	—	—	—	—
Energy	—	56,744	—	56,744

Total Assets	$270,804,877	$301,740,660	$1,997	$572,547,534

Liabilities:
Forward Currency Contracts	$—	$(76,648)	$—	$(76,648)
Futures	(228,966)	—	—	(228,966)

Total Liabilities	$(228,966)	$(76,648)	$—	$(305,614)

Total	$270,575,911	$301,664,012	$1,997	$572,241,920

There were no transfers between Level 1 and 2 during the year ended December 31,2012.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary	Investments in Common Stocks- Financials†	Investments in Common Stocks- Industrials†††

Balance as of 12/31/11	$—	$—	$2,049
Total gains or losses (realized/unrealized) included in earnings	257	—	1,993
Purchases	—	—	—
Sales	(257)	—	—
Issuances	—	—	—
Settlements	—	—	(2,045)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 12/31/12	$—	$—	$1,997

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$—	$—	$1,997

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Investments in Preferred Stocks- Consumer Discretionary	Investments in Rights- Consumer Staples††

Balance as of 12/31/11	$—	$—
Total gains or losses (realized/unrealized) included in earnings	36	—
Purchases	—	—
Sales	(36)	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/12	$—	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/12.	$—	$—

†	Security held with $0 cost and market value.
††	Security received through corporate action with $0 cost and market value.
†††	Security received through a corporate action with $0 cost.

Fair Values of Derivative Instruments as of December 31, 2012:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	56,854
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	1,595,749	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$1,652,603

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(76,648)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(228,966	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(305,614)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	317,225	—	317,225
Credit contracts	—	—	—	—	—
Equity contracts	—	18,519,189	—	—	18,519,189
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$18,519,189	$317,225	$—	$18,836,414

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(11,058)	—	(11,058)
Credit contracts	—	—	—	—	—
Equity contracts	—	519,989	—	—	519,989
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$519,989	$(11,058)	$—	$508,931

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $7,403,000 and futures contracts with an average notional value of approximately $120,189,000 during the year ended December 31, 2012.

^ This Portfolio held forward foreign currency contracts and futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$69,512,161
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$132,664,847

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$135,940,078
Aggregate gross unrealized depreciation	(66,632,957)

Net unrealized appreciation	$69,307,121

Federal income tax cost of investments	$501,587,810

The Portfolio has a net capital loss carryforward of $156,265,896, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $17,265,688 during 2012.

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $14,044,105 for Short Term during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Affiliated Issuers (Cost $381,559)	$276,131
Unaffiliated Issuers (Cost $498,734,721)	570,618,800
Cash	72,905,591
Foreign cash (Cost $64,531,206)	63,872,543
Cash held as collateral at broker	8,558,000
Due from broker for futures variation margin	1,269,482
Dividends, interest and other receivables	938,087
Receivable from Separate Accounts for Trust shares sold	727,239
Receivable for securities sold	122,962
Unrealized appreciation on forward foreign currency contracts	56,854
Other assets	65,176

Total assets	719,410,865

LIABILITIES
Investment management fees payable	421,308
Payable to Separate Accounts for Trust shares redeemed	210,822
Administrative fees payable	101,292
Unrealized depreciation on forward foreign currency contracts	76,648
Distribution fees payable - Class IB	48,752
Distribution fees payable - Class IA	475
Trustees’ fees payable	197
Accrued expenses	103,176

Total liabilities	962,670

NET ASSETS	$718,448,195

Net assets were comprised of:
Paid in capital	$814,261,768
Accumulated undistributed net investment income (loss)	(441,922)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(167,840,179)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	72,468,528

Net assets	$718,448,195

Class IA
Net asset value, offering and redemption price per share, $2,374,378 / 259,606 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.15

Class IB
Net asset value, offering and redemption price per share, $233,644,530 / 25,541,900 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.15

Class K
Net asset value, offering and redemption price per share, $482,429,287 / 52,754,378 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.14

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends ($13,401 of dividend income received from affiliates) (net of $813,481 foreign withholding tax)	$16,072,054
Interest	130,575

Total income	16,202,629

EXPENSES
Investment management fees	4,778,006
Administrative fees	1,152,461
Distribution fees - Class IB	540,961
Custodian fees	138,000
Printing and mailing expenses	75,921
Professional fees	69,433
Trustees’ fees	19,226
Distribution fees - Class IA	4,286
Miscellaneous	47,205

Gross expenses	6,825,499
Less: Fees paid indirectly	(2,793)

Net expenses	6,822,706

NET INVESTMENT INCOME (LOSS)	9,379,923

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($(28,266) of realized gain (loss) from affiliates)	17,397,399
Futures	18,519,189
Foreign currency transactions	(173,025)

Net realized gain (loss)	35,743,563

Change in unrealized appreciation (depreciation) on:
Securities ($102,055 of change in unrealized appreciation (depreciation) from affiliates)	75,866,344
Futures	519,989
Foreign currency translations	(209,278)

Net change in unrealized appreciation (depreciation)	76,177,055

NET REALIZED AND UNREALIZED GAIN (LOSS)	111,920,618

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$121,300,541

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,379,923	$9,728,315
Net realized gain (loss) on investments, futures and foreign currency transactions	35,743,563	(21,326,406)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	76,177,055	(45,983,124)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	121,300,541	(57,581,215)

DIVIDENDS:
Dividends from net investment income
Class IA	(28,778)	(732,794)
Class IB	(2,904,332)	(3,948,998)
Class K†	(7,238,617)	(9,082,621)

TOTAL DIVIDENDS	(10,171,727)	(13,764,413)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 119,700 and 2,953,959 shares, respectively ]	1,033,897	25,410,399
Capital shares issued in reinvestment of dividends [ 3,155 and 93,366 shares, respectively ]	28,778	732,794
Capital shares repurchased [ (45,930) and (61,455,932) shares, respectively ]	(388,761)	(491,564,215	)(z)

Total Class IA transactions	673,914	(465,421,022)

Class IB
Capital shares sold [ 3,467,735 and 3,607,849 shares, respectively ]	29,706,706	31,235,337
Capital shares issued in reinvestment of dividends [ 318,531 and 522,305 shares, respectively ]	2,904,332	3,948,998
Capital shares repurchased [ (4,196,114) and (4,492,467) shares, respectively ]	(35,641,685)	(38,891,746)

Total Class IB transactions	(3,030,647)	(3,707,411)

Class K†
Capital shares sold [ 846,673 and 57,679,410 shares, respectively ]	7,262,034	458,122,667	(z)
Capital shares issued in reinvestment of dividends [ 793,707 and 1,205,501 shares, respectively ]	7,238,617	9,082,621
Capital shares repurchased [ (5,980,352) and (1,790,561) shares, respectively ]	(50,791,647)	(14,022,856)

Total Class K transactions	(36,290,996)	453,182,432

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(38,647,729)	(15,946,001)

TOTAL INCREASE (DECREASE) IN NET ASSETS	72,481,085	(87,291,629)
NET ASSETS:
Beginning of year	645,967,110	733,258,739

End of year (a)	$718,448,195	$645,967,110

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(441,922)	$338,154

† Class K commenced operations on August 26, 2011.

(z)  On August 29, 2011, certain affiliated shareholders of the EQ/Templeton Global Equity Portfolio exchanged approximately 54,156,309 Class IA shares for approximately 54,156,309 Class K shares. This exchange amounted to approximately $430,034,964.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011		2010	2009		2008
Net asset value, beginning of year	$7.76	$8.64		$8.11	$6.32		$10.93

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.12	(e)	0.11 (e)	0.12	(e)	0.18 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.41	(0.83)		0.56	1.80		(4.63)

Total from investment operations	1.51	(0.71)		0.67	1.92		(4.45)

Less distributions:
Dividends from net investment income	(0.12)	(0.17)		(0.14)	(0.13)		(0.16)

Net asset value, end of year	$9.15	$7.76		$8.64	$8.11		$6.32

Total return	19.40%	(8.11)%		8.31%	30.39%		(40.69)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,374	$1,418		$505,950	$492,155		$349,978
Ratio of expenses to average net assets:
After waivers and reimbursements	1.17%	0.90	%(c)	0.91%	0.98%		1.10%
After waivers, reimbursements and fees paid indirectly	1.17%	0.90	%(c)	0.91%	0.90%		1.10%
Before waivers, reimbursements and fees paid indirectly	1.17%	0.91%		0.91%	0.99%		1.12%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.16%	1.39%		1.34%	1.67%		2.09%
After waivers, reimbursements and fees paid indirectly	1.16%	1.39%		1.34%	1.75%		2.09%
Before waivers, reimbursements and fees paid indirectly	1.16%	1.38%		1.33%	1.65%		2.06%
Portfolio turnover rate	12%	8%		7%	43%		10%

	Year Ended December 31,
Class IB	2012	2011		2010	2009		2008
Net asset value, beginning of year	$7.76	$8.64		$8.11	$6.32		$10.93

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.10	(e)	0.09 (e)	0.10	(e)	0.18 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.41	(0.83)		0.56	1.80		(4.64)

Total from investment operations	1.51	(0.73)		0.65	1.90		(4.46)

Less distributions:
Dividends from net investment income	(0.12)	(0.15)		(0.12)	(0.11)		(0.15)

Net asset value, end of year	$9.15	$7.76		$8.64	$8.11		$6.32

Total return	19.40%	(8.35)%		8.03%	30.05%		(40.84)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$233,645	$201,451		$227,308	$214,532		$170,500
Ratio of expenses to average net assets:
After waivers and reimbursements	1.17%	1.15%		1.16%	1.23%		1.35%
After waivers, reimbursements and fees paid indirectly	1.17%	1.15%		1.16%	1.15%		1.35%
Before waivers, reimbursements and fees paid indirectly	1.17%	1.16%		1.16%	1.24	%(c)	1.37%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.20%	1.18%		1.08%	1.40%		1.93%
After waivers, reimbursements and fees paid indirectly	1.20%	1.18%		1.08%	1.48%		1.93%
Before waivers, reimbursements and fees paid indirectly	1.20%	1.17%		1.08%	1.38%		1.90%
Portfolio turnover rate	12%	8%		7%	43%		10%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$7.76	$7.86

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.04	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.40	0.02

Total from investment operations	1.52	0.06

Less distributions:
Dividends from net investment income	(0.14)	(0.16)

Net asset value, end of period	$9.14	$7.76

Total return (b)	19.58%	0.85%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$482,429	$443,098
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.92%	0.90%
After waivers, reimbursements and fees paid indirectly (a)	0.92%	0.90%
Before waivers, reimbursements and fees paid indirectly (a)	0.92%	0.91	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.45%	1.54%
After waivers, reimbursements and fees paid indirectly (a)	1.46%	1.54%
Before waivers, reimbursements and fees paid indirectly (a)	1.45%	1.54%
Portfolio turnover rate	12%	8%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/UBS GROWTH AND INCOME PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	UBS Global Asset Management (Americas) Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IB Shares*	12.80%	(0.29)%	6.00%
Russell 1000® Index	16.42	1.92	7.52
* Date of inception 12/1/98. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.80% for the year ended December 31, 2012. The Portfolio’s benchmark, the Russell 1000® Index, returned 16.42% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Overall, sector allocation contributed to the Portfolio’s performance. In particular, overweights in Health Care and Industrials, coupled with an underweight in Utilities, contributed to results.

•	Stock selection was the most beneficial in the Financial, Utilities and Consumer Staples sectors.

•

In terms of individual stocks, the top contributors to performance included the Portfolio’s positioning in Textron, Inc., Gilead Sciences, Inc., Citigroup, Inc., Amylin Pharmaceuticals, Inc. and Comcast Corp.

What hurt performance during the year:

•

Stock selection was the largest driver of the Portfolio’s underperformance during the year. Holdings in the Materials, Information Technology and Energy sectors detracted the most from results during the 12-month period.

•

The largest detractors from performance included the Portfolio’s positioning in ServiceSource International, NII Holdings, Inc., Ultra Petroleum Corp. and Juniper Networks, Inc. Additionally, not owning Bank of America Corp. was a large detractor from relative performance, as it performed well during the reporting period.

•

In terms of sector positioning, an overweight in the Consumer Discretionary sector and underweights in the Information Technology and Telecommunication Services sectors detracted the most from results.

Portfolio Positioning and Outlook

The portfolio continues to seek to exploit the greatest price/value discrepancies available within the market. The Adviser believes these discrepancies will eventually diminish and disappear, and when they do, they should result in extra return for the portfolio. At year-end, one of the portfolio’s largest sector overweights was diversified financials and banks. Partially offsetting this overweight within financials was an underweight to real estate and insurance. The Adviser believes that any stabilization in economic conditions, especially within the housing market, would provide a positive backdrop for the holdings in the financial sector. The Portfolio also held minor overweights to Health Care, Information Technology (IT) and Energy. The portfolio remained underweight perceived safe havens, such as Consumer Staples and Telecommunications.

EQ/UBS GROWTH AND INCOME PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2012	% of Net Assets
Information Technology	19.5%
Financials	18.9
Health Care	13.9
Energy	11.5
Industrials	11.3
Consumer Discretionary	10.7
Consumer Staples	5.1
Utilities	3.1
Materials	2.7
Telecommunication Services	2.3
Cash and Other	1.0

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IB
Actual	$1,000.00	$1,070.20	$5.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.05%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (10.7%)
Hotels, Restaurants & Leisure (1.5%)
Starbucks Corp.	41,100	$2,203,782

Internet & Catalog Retail (2.8%)
Amazon.com, Inc.*	15,900	3,993,126

Media (3.6%)
Comcast Corp., Class A	52,400	1,958,712
Time Warner, Inc.	29,900	1,430,117
Viacom, Inc., Class B	33,100	1,745,694

		5,134,523

Multiline Retail (1.6%)
Macy’s, Inc.	59,800	2,333,396

Textiles, Apparel & Luxury Goods (1.2%)
Ralph Lauren Corp.	11,400	1,709,088

Total Consumer Discretionary		15,373,915

Consumer Staples (5.1%)
Food Products (1.3%)
Archer-Daniels-Midland Co.	65,500	1,794,045

Household Products (0.8%)
Colgate-Palmolive Co.	11,400	1,191,756

Tobacco (3.0%)
Philip Morris International, Inc.	51,700	4,324,188

Total Consumer Staples		7,309,989

Energy (11.5%)
Energy Equipment & Services (5.4%)
Baker Hughes, Inc.	36,500	1,490,660
Halliburton Co.	76,300	2,646,847
McDermott International, Inc.*	131,700	1,451,334
Noble Corp.	63,800	2,221,516

		7,810,357

Oil, Gas & Consumable Fuels (6.1%)
Cabot Oil & Gas Corp.	40,100	1,994,574
EOG Resources, Inc.	11,300	1,364,927
EQT Corp.	32,200	1,899,156
Hess Corp.	49,500	2,621,520
Ultra Petroleum Corp.*	44,700	810,411

		8,690,588

Total Energy		16,500,945

Financials (18.9%)
Capital Markets (4.2%)
Invesco Ltd.	74,000	1,930,660
Morgan Stanley	218,300	4,173,896

		6,104,556

Commercial Banks (4.1%)
U.S. Bancorp	73,600	2,350,784
Wells Fargo & Co.	102,200	3,493,196

		5,843,980

Diversified Financial Services (5.5%)
Citigroup, Inc.	107,685	4,260,019
JPMorgan Chase & Co.	81,100	3,565,967

		7,825,986

Insurance (2.2%)
Lincoln National Corp.	61,500	$1,592,850
MetLife, Inc.	46,500	1,531,710

		3,124,560

Real Estate Investment Trusts (REITs) (2.9%)
American Capital Agency Corp. (REIT)	83,000	2,402,020
Digital Realty Trust, Inc. (REIT)	26,900	1,826,241

		4,228,261

Total Financials		27,127,343

Health Care (13.9%)
Biotechnology (2.8%)
Acorda Therapeutics, Inc.*	44,500	1,106,270
Alnylam Pharmaceuticals, Inc.*	34,200	624,150
Cubist Pharmaceuticals, Inc.*	20,200	849,612
Gilead Sciences, Inc.*	19,100	1,402,895

		3,982,927

Health Care Equipment & Supplies (3.6%)
Baxter International, Inc.	48,200	3,213,012
Medtronic, Inc.	48,100	1,973,062

		5,186,074

Health Care Providers & Services (2.1%)
UnitedHealth Group, Inc.	35,200	1,909,248
WellPoint, Inc.	17,300	1,053,916

		2,963,164

Life Sciences Tools & Services (1.3%)
Bio-Rad Laboratories, Inc., Class A*	11,000	1,155,550
Bruker Corp.*	46,300	707,001

		1,862,551

Pharmaceuticals (4.1%)
Allergan, Inc.	13,900	1,275,047
Hospira, Inc.*	36,700	1,146,508
Merck & Co., Inc.	47,238	1,933,924
Teva Pharmaceutical Industries Ltd. (ADR)	39,600	1,478,664

		5,834,143

Total Health Care		19,828,859

Industrials (11.3%)
Aerospace & Defense (3.4%)
Boeing Co.	26,300	1,981,968
General Dynamics Corp.	42,600	2,950,902

		4,932,870

Airlines (1.2%)
Spirit Airlines, Inc.*	92,700	1,642,644

Machinery (1.1%)
Illinois Tool Works, Inc.	25,700	1,562,817

Road & Rail (5.6%)
Hertz Global Holdings, Inc.*	185,800	3,022,966
Norfolk Southern Corp.	47,200	2,918,848
Ryder System, Inc.	42,000	2,097,060

		8,038,874

Total Industrials		16,177,205

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Information Technology (19.5%)
Computers & Peripherals (6.6%)
Apple, Inc.	14,200	$7,569,026
NetApp, Inc.*	56,800	1,905,640

		9,474,666

IT Services (1.1%)
ServiceSource International, Inc.*	262,943	1,538,216

Semiconductors & Semiconductor Equipment (8.7%)
Atmel Corp.*	490,400	3,212,120
Avago Technologies Ltd.	61,300	1,940,758
Broadcom Corp., Class A*	21,700	720,657
Freescale Semiconductor Ltd.*	37,200	409,572
Micron Technology, Inc.*	361,700	2,296,795
NXP Semiconductor N.V.*	76,300	2,012,031
Skyworks Solutions, Inc.*	94,500	1,918,350

		12,510,283

Software (3.1%)
Adobe Systems, Inc.*	71,000	2,675,280
Symantec Corp.*	90,500	1,702,305

		4,377,585

Total Information Technology		27,900,750

Materials (2.7%)
Chemicals (1.5%)
Dow Chemical Co.	67,400	2,178,368

Paper & Forest Products (1.2%)
International Paper Co.	43,000	1,713,120

Total Materials		3,891,488

Telecommunication Services (2.3%)
Wireless Telecommunication Services (2.3%)
MetroPCS Communications, Inc.*	109,600	$1,089,424
NII Holdings, Inc.*	297,800	2,123,314

Total Telecommunication Services		3,212,738

Utilities (3.1%)
Electric Utilities (2.2%)
Edison International	33,100	1,495,789
NextEra Energy, Inc.	23,400	1,619,046

		3,114,835

Multi-Utilities (0.9%)
PG&E Corp.	33,700	1,354,066

Total Utilities		4,468,901

Total Investments (99.0%) (Cost $126,407,223)		141,792,133
Other Assets Less Liabilities (1.0%)		1,497,845

Net Assets (100%)		$143,289,978

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$15,373,915	$—	$—	$15,373,915
Consumer Staples	7,309,989	—	—	7,309,989
Energy	16,500,945	—	—	16,500,945
Financials	27,127,343	—	—	27,127,343
Health Care	19,828,859	—	—	19,828,859
Industrials	16,177,205	—	—	16,177,205
Information Technology	27,900,750	—	—	27,900,750
Materials	3,891,488	—	—	3,891,488

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Telecommunication Services	$3,212,738	$—	$—	$3,212,738
Utilities	4,468,901	—	—	4,468,901

Total Assets	$141,792,133	$—	$—	$141,792,133

Total Liabilities	$—	$—	$—	$—

Total	$141,792,133	$—	$—	$141,792,133

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

The Portfolio held no derivatives contracts for the year ended December 31, 2012.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$93,365,606
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$99,264,027

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,516,676
Aggregate gross unrealized depreciation	(7,420,109)

Net unrealized appreciation	$15,096,567

Federal income tax cost of investments	$126,695,566

The Portfolio has a net capital loss carryforward of $22,732,965, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $4,785,941 during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $126,407,223)	$141,792,133
Cash	1,691,259
Dividends, interest and other receivables	263,945
Receivable from Separate Accounts for Trust shares sold	15,907
Other assets	823

Total assets	143,764,067

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	192,319
Payable for securities purchased	142,941
Investment management fees payable	56,758
Distribution fees payable - Class IB	30,230
Administrative fees payable	14,820
Accrued expenses	37,021

Total liabilities	474,089

NET ASSETS	$143,289,978

Net assets were comprised of:
Paid in capital	$151,068,624
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(23,163,556)
Net unrealized appreciation (depreciation) on investments	15,384,910

Net assets	$143,289,978

Class IB
Net asset value, offering and redemption price per share, $143,289,978 / 22,319,057 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.42

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends	$2,723,140
Interest	2,649

Total income	2,725,789

EXPENSES
Investment management fees	1,101,144
Distribution fees - Class IB	367,048
Administrative fees	179,101
Professional fees	47,888
Printing and mailing expenses	32,776
Custodian fees	14,500
Trustees’ fees	4,165
Miscellaneous	2,219

Gross expenses	1,748,841
Less: Waiver from investment advisor	(206,863)
Fees paid indirectly	(5,422)

Net expenses	1,536,556

NET INVESTMENT INCOME (LOSS)	1,189,233

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	4,707,905
Net change in unrealized appreciation (depreciation) on securities	11,228,596

NET REALIZED AND UNREALIZED GAIN (LOSS)	15,936,501

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,125,734

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,189,233	$1,111,922
Net realized gain (loss) on investments	4,707,905	10,589,669
Net change in unrealized appreciation (depreciation) on investments	11,228,596	(15,506,671)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,125,734	(3,805,080)

DIVIDENDS:
Dividends from net investment income
Class IB	(1,222,143)	(1,095,885)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 4,728,475 and 4,260,753 shares, respectively ]	29,749,582	24,960,628
Capital shares issued in reinvestment of dividends [ 189,960 and 198,603 shares, respectively ]	1,222,143	1,095,885
Capital shares repurchased [ (6,329,662) and (5,885,078) shares, respectively ]	(39,708,718)	(34,790,804)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(8,736,993)	(8,734,291)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,166,598	(13,635,256)
NET ASSETS:
Beginning of year	136,123,380	149,758,636

End of year (a)	$143,289,978	$136,123,380

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$16,402

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2012	2011	2010	2009	2008
Net asset value, beginning of year	$5.74	$5.95	$5.30	$4.03	$6.84

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.05 (e)	0.04 (e)	0.04 (e)	0.07 (e)
Net realized and unrealized gain (loss) on investments	0.69	(0.21)	0.65	1.27	(2.81)

Total from investment operations	0.74	(0.16)	0.69	1.31	(2.74)

Less distributions:
Dividends from net investment income	(0.06)	(0.05)	(0.04)	(0.04)	(0.07)

Net asset value, end of year	$6.42	$5.74	$5.95	$5.30	$4.03

Total return	12.80%	(2.72)%	13.04%	32.47%	(40.03)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$143,290	$136,123	$149,759	$142,818	$114,565
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly	1.05%	1.03%	1.03%	1.01%	1.03%
Before waivers and fees paid indirectly	1.19%	1.17%	1.15%	1.19%	1.19%
Ratio of net investment income (loss) to average net assets:
After waivers	0.81%	0.75%	0.69%	0.79%	1.14%
After waivers and fees paid indirectly	0.81%	0.77%	0.71%	0.83%	1.17%
Before waivers and fees paid indirectly	0.67%	0.63%	0.59%	0.65%	1.00%
Portfolio turnover rate	65%	63%	53%	54%	68%
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/VAN KAMPEN COMSTOCK PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Year	Since Incept.
Portfolio – Class IA Shares*	18.37%	1.81%	3.57%
Portfolio – Class IB Shares*	18.35	1.60	3.34
Russell 1000® Value Index	17.51	0.59	4.18
* Date of inception 4/29/05. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 18.37% for the year ended December 31, 2012. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 17.51% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Strong stock selection and an overweight to the Consumer Discretionary sector acted as one of the largest contributors to relative performance during the year. Specifically, strong stock selection within select holdings in media assisted relative performance, with holdings such as Comcast Corp., Time Warner Cable Inc. and News Corp. contributing the most within this industry.

•

Strong stock selection within Financials contributed to performance. Allstate Corp., Citigroup Inc. and Bank of New York Mellon were the top performers within this sector, posting strong returns for the period.

•	Stock selection within Industrials enhanced performance, with Textron Inc. posting strong returns for the period.

•	Having a material underweight to Utilities also boosted relative performance for the year, as this was the worst performing sector within the benchmark for the period.

•	Stock selection within Consumer Staples also drove performance.

•

Strong stock selection within Materials also contributed to performance. Notably, International Paper Co. boosted performance on both an absolute and relative basis, as the company experienced continued revenue growth through the period and successfully implemented price increases.

What hurt performance during the year:

•	Stock selection within Energy detracted from performance. Select holdings such as Weatherford International Ltd., Royal Dutch Shell and Halliburton Co. were the largest detractors within the sector.

•

Weak stock selection within Health Care, specifically, within pharmaceuticals, acted as a large detractor to relative performance for the year. Specifically, Bristol-Myers Squibb Co. and Glaxosmithkline were the poorest performers for the period.

•	A material overweight to Information Technology stocks hampered performance as well.

•

Stock selection and an underweight to Telecommunication Services detracted from relative performance. Vodafone Group disappointed investors with a negative return for the year, based on poor financials. Not owning Sprint Nextel Corp. was a large detractor relative to benchmark, as the stock experienced outsized returns for the year.

Portfolio Positioning and Outlook

During the year, management trimmed select holdings in IT services, insurance, media and consumer staples based on valuations. Towards the end of the reporting period, we added to select holdings in IT equipment and energy and initiated positions in a food & beverage company, an oil/gas exploration and production company and a holding in consumer durables.

EQ/VAN KAMPEN COMSTOCK PORTFOLIO (Unaudited)

As value managers, the Adviser points to the very low earnings expectations that characterize most holdings in the portfolio. The Adviser believes the low earnings expectations, combined with historically attractive valuations, could potentially provide downside protection in a volatile equity market. Although recent market volatility has created challenges, the Adviser believes it has also created investment opportunities as companies have become more attractively valued.

Sector Weightings as of December 31, 2012	% of Net Assets
Financials	23.6%
Consumer Discretionary	16.2
Health Care	14.1
Energy	13.8
Information Technology	9.9
Industrials	6.1
Consumer Staples	6.0
Materials	2.9
Telecommunication Services	2.3
Utilities	2.2
Cash and Other	2.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,093.60	$5.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08
Class IB
Actual	1,000.00	1,093.50	5.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.00% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (16.2%)
Automobiles (2.0%)
General Motors Co.*	212,344	$6,121,877

Hotels, Restaurants & Leisure (1.0%)
Carnival Corp.	80,365	2,955,021

Household Durables (0.5%)
Newell Rubbermaid, Inc.	64,971	1,446,904

Media (9.5%)
Comcast Corp., Class A	197,488	7,382,101
News Corp., Class B	190,677	5,003,365
Time Warner Cable, Inc.	74,733	7,263,300
Time Warner, Inc.	62,175	2,973,830
Viacom, Inc., Class B	125,544	6,621,191

		29,243,787

Multiline Retail (1.3%)
Kohl’s Corp.	34,427	1,479,673
Target Corp.	42,302	2,503,009

		3,982,682

Specialty Retail (1.9%)
Lowe’s Cos., Inc.	111,099	3,946,237
Staples, Inc.	157,298	1,793,197

		5,739,434

Total Consumer Discretionary		49,489,705

Consumer Staples (6.0%)
Food & Staples Retailing (1.9%)
CVS Caremark Corp.	102,569	4,959,211
Wal-Mart Stores, Inc.	13,102	893,950

		5,853,161

Food Products (3.8%)
Archer-Daniels-Midland Co.	73,783	2,020,916
Kraft Foods Group, Inc.	29,896	1,359,371
Mondelez International, Inc., Class A	105,067	2,676,056
Tyson Foods, Inc., Class A	88,524	1,717,366
Unilever N.V. (N.Y. Shares)	98,322	3,765,733

		11,539,442

Household Products (0.3%)
Procter & Gamble Co.	15,616	1,060,170

Total Consumer Staples		18,452,773

Energy (13.8%)
Energy Equipment & Services (4.5%)
Halliburton Co.	179,217	6,217,038
Noble Corp.	44,389	1,545,625
Weatherford International Ltd.*	540,906	6,052,738

		13,815,401

Oil, Gas & Consumable Fuels (9.3%)
BP plc (ADR)	161,831	6,738,643
Chevron Corp.	39,447	4,265,799
Murphy Oil Corp.	82,312	4,901,680
Occidental Petroleum Corp.	41,635	3,189,657
QEP Resources, Inc.	128,292	3,883,399
Royal Dutch Shell plc (ADR), Class A	77,389	$5,335,971

		28,315,149

Total Energy		42,130,550

Financials (23.6%)
Capital Markets (4.8%)
Bank of New York Mellon Corp.	262,825	6,754,602
Goldman Sachs Group, Inc.	23,550	3,004,038
Morgan Stanley	164,631	3,147,745
State Street Corp.	36,693	1,724,938

		14,631,323

Commercial Banks (5.2%)
Fifth Third Bancorp	204,043	3,099,413
PNC Financial Services Group, Inc.	73,726	4,298,963
U.S. Bancorp	61,923	1,977,821
Wells Fargo & Co.	189,463	6,475,845

		15,852,042

Diversified Financial Services (8.6%)
Bank of America Corp.	430,691	4,996,016
Citigroup, Inc.	294,220	11,639,343
JPMorgan Chase & Co.	222,261	9,772,816

		26,408,175

Insurance (5.0%)
Aflac, Inc.	23,700	1,258,944
Allstate Corp.	181,382	7,286,115
MetLife, Inc.	94,602	3,116,190
Travelers Cos., Inc.	50,332	3,614,844

		15,276,093

Total Financials		72,167,633

Health Care (14.1%)
Health Care Providers & Services (3.7%)
Cardinal Health, Inc.	60,871	2,506,668
UnitedHealth Group, Inc.	103,779	5,628,973
WellPoint, Inc.	51,033	3,108,930

		11,244,571

Pharmaceuticals (10.4%)
Bristol-Myers Squibb Co.	164,736	5,368,746
GlaxoSmithKline plc (ADR)	70,467	3,063,200
Merck & Co., Inc.	146,950	6,016,133
Novartis AG (ADR)	49,174	3,112,714
Pfizer, Inc.	289,319	7,256,121
Roche Holding AG (ADR)	55,089	2,781,995
Sanofi S.A. (ADR)	91,315	4,326,505

		31,925,414

Total Health Care		43,169,985

Industrials (6.1%)
Aerospace & Defense (1.3%)
Honeywell International, Inc.	34,907	2,215,547
Textron, Inc.	76,454	1,895,295

		4,110,842

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Electrical Equipment (1.2%)
Emerson Electric Co.	69,498	$3,680,614

Industrial Conglomerates (2.1%)
General Electric Co.	298,947	6,274,897

Machinery (1.5%)
Ingersoll-Rand plc	96,656	4,635,622

Total Industrials		18,701,975

Information Technology (9.9%)
Communications Equipment (1.1%)
Cisco Systems, Inc.	167,463	3,290,648

Computers & Peripherals (1.5%)
Hewlett-Packard Co.	322,639	4,597,605

Electronic Equipment, Instruments & Components (1.2%)
Corning, Inc.	299,463	3,779,223

Internet Software & Services (3.3%)
eBay, Inc.*	98,881	5,044,909
Yahoo!, Inc.*	261,927	5,212,347

		10,257,256

Semiconductors & Semiconductor Equipment (0.6%)
Intel Corp.	83,414	1,720,831

Software (2.2%)
Microsoft Corp.	253,912	6,787,068

Total Information Technology		30,432,631

Materials (2.9%)
Metals & Mining (1.1%)
Alcoa, Inc.	376,876	3,271,284

Paper & Forest Products (1.8%)
International Paper Co.	143,307	$5,709,351

Total Materials		8,980,635

Telecommunication Services (2.3%)
Diversified Telecommunication Services (1.5%)
AT&T, Inc.	47,945	1,616,226
Verizon Communications, Inc.	65,924	2,852,531

		4,468,757

Wireless Telecommunication Services (0.8%)
Vodafone Group plc (ADR)	100,593	2,533,938

Total Telecommunication Services		7,002,695

Utilities (2.2%)
Electric Utilities (2.2%)
FirstEnergy Corp.	58,154	2,428,511
PPL Corp.	154,140	4,413,028

Total Utilities		6,841,539

Total Investments (97.1%) (Cost $251,666,585)		297,370,121
Other Assets Less Liabilities (2.9%)		8,729,925

Net Assets (100%)		$306,100,046

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2012, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 1/15/13	State Street Bank & Trust	430	$698,924	$687,921	$11,003
European Union Euro vs. U.S. Dollar, expiring 1/15/13	Bank of New York Mellon Corp.	758	1,000,864	978,277	22,587
Swiss Franc vs. U.S. Dollar, expiring 1/15/13	State Street Bank & Trust	196	213,984	209,949	4,035

					$37,625

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 1/15/13	Bank of New York Mellon Corp.	1,848	$2,958,310	$3,002,540	$(44,230)
British Pound vs. U.S. Dollar, expiring 1/15/13	CIBC World Markets, Inc.	2,513	4,020,945	4,081,318	(60,373)
British Pound vs. U.S. Dollar, expiring 1/15/13	Citigroup Global Markets, Inc.	1,303	2,085,224	2,116,239	(31,015)
British Pound vs. U.S. Dollar, expiring 1/15/13	State Street Bank & Trust	1,266	2,025,563	2,055,774	(30,211)
European Union Euro vs. U.S. Dollar, expiring 1/15/13	Bank of New York Mellon Corp.	1,891	2,444,659	2,496,198	(51,539)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

At December 31, 2012, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Sell	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 1/15/13	CIBC World Markets, Inc.	2,357	$3,047,136	$3,111,603	$(64,467)
European Union Euro vs. U.S. Dollar, expiring 1/15/13	Citigroup Global Markets, Inc.	2,640	3,413,306	3,484,996	(71,690)
European Union Euro vs. U.S. Dollar, expiring 1/15/13	State Street Bank & Trust	2,772	3,583,971	3,659,246	(75,275)
Swiss Franc vs. U.S. Dollar, expiring 1/15/13	Bank of New York Mellon Corp.	1,361	1,462,863	1,488,795	(25,932)
Swiss Franc vs. U.S. Dollar, expiring 1/15/13	Citigroup Global Markets, Inc.	1,365	1,466,271	1,492,264	(25,993)
Swiss Franc vs. U.S. Dollar, expiring 1/15/13	State Street Bank & Trust	1,906	2,048,020	2,084,314	(36,294)

					$(517,019)

					$(479,394)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$49,489,705	$—	$—	$49,489,705
Consumer Staples	18,452,773	—	—	18,452,773
Energy	42,130,550	—	—	42,130,550
Financials	72,167,633	—	—	72,167,633
Health Care	43,169,985	—	—	43,169,985
Industrials	18,701,975	—	—	18,701,975
Information Technology	30,432,631	—	—	30,432,631
Materials	8,980,635	—	—	8,980,635
Telecommunication Services	7,002,695	—	—	7,002,695
Utilities	6,841,539	—	—	6,841,539
Forward Currency Contracts	—	37,625	—	37,625

Total Assets	$297,370,121	$37,625	$—	$297,407,746

Liabilities:
Forward Currency Contracts	$—	$(517,019)	$—	$(517,019)

Total Liabilities	$—	$(517,019)	$—	$(517,019)

Total	$297,370,121	$(479,394)	$—	$296,890,727

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Fair Values of Derivative Instruments as of December 31, 2012:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	37,625
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$37,625

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(517,019)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(517,019)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation maragin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(452,706)	—	(452,706)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(452,706)	$—	$(452,706)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(479,394)	—	(479,394)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(479,394)	$—	$(479,394)

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $29,197,000 for four months during the year ended December 31, 2012.

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$49,593,944
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$61,986,952

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$60,823,943
Aggregate gross unrealized depreciation	(19,316,775)

Net unrealized appreciation	$41,507,168

Federal income tax cost of investments	$255,862,953

For the year ended December 31, 2012, the Portfolio incurred approximately $3,135 as brokerage commissions with Sanford C. Bernstein & Co. LLC, an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $43,631,034, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $12,855,371 during 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $251,666,585)	$297,370,121
Cash	9,460,014
Foreign cash (Cost $364)	372
Dividends, interest and other receivables	423,829
Receivable from Separate Accounts for Trust shares sold	57,387
Unrealized appreciation on forward foreign currency contracts	37,625
Other assets	1,592

Total assets	307,350,940

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	517,019
Payable to Separate Accounts for Trust shares redeemed	277,712
Payable for securities purchased	184,822
Investment management fees payable	144,408
Distribution fees payable - Class IB	62,896
Administrative fees payable	28,618
Distribution fees payable - Class IA	1,303
Accrued expenses	34,116

Total liabilities	1,250,894

NET ASSETS	$306,100,046

Net assets were comprised of:
Paid in capital	$308,569,292
Accumulated undistributed net investment income (loss)	187,367
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(47,880,762)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	45,224,149

Net assets	$306,100,046

Class IA
Net asset value, offering and redemption price per share, $6,324,773 / 586,632 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.78

Class IB
Net asset value, offering and redemption price per share, $299,775,273 / 27,772,653 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.79

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends	$7,310,441
Interest	10,259

Total income	7,320,700

EXPENSES
Investment management fees	1,922,625
Distribution fees - Class IB	725,573
Administrative fees	330,381
Professional fees	52,439
Printing and mailing expenses	41,079
Distribution fees - Class IA	13,896
Custodian fees	12,000
Trustees’ fees	8,259
Miscellaneous	4,256

Gross expenses	3,110,508
Less: Waiver from investment advisor	(151,518)
Fees paid indirectly	(18,993)

Net expenses	2,939,997

NET INVESTMENT INCOME (LOSS)	4,380,703

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	13,297,402
Foreign currency transactions	(488,581)

Net realized gain (loss)	12,808,821

Change in unrealized appreciation (depreciation) on:
Securities	32,630,312
Foreign currency translations	(479,387)

Net change in unrealized appreciation (depreciation)	32,150,925

NET REALIZED AND UNREALIZED GAIN (LOSS)	44,959,746

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$49,340,449

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,380,703	$3,874,529
Net realized gain (loss) on investments and foreign currency transactions	12,808,821	9,793,890
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	32,150,925	(20,030,091)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	49,340,449	(6,361,672)

DIVIDENDS:
Dividends from net investment income
Class IA	(77,518)	(64,647)
Class IB	(3,683,909)	(3,839,714)

TOTAL DIVIDENDS	(3,761,427)	(3,904,361)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 324,476 and 280,425 shares, respectively]	3,269,542	2,668,127
Capital shares issued in reinvestment of dividends [ 7,189 and 7,259 shares, respectively]	77,518	64,647
Capital shares repurchased [ (232,613) and (107,499) shares, respectively]	(2,352,059)	(1,018,932)

Total Class IA transactions	995,001	1,713,842

Class IB
Capital shares sold [ 3,113,207 and 5,076,079 shares, respectively]	31,651,482	49,242,437
Capital shares issued in reinvestment of dividends [ 341,245 and 430,607 shares, respectively]	3,683,909	3,839,714
Capital shares repurchased [ (4,931,701) and (4,602,999) shares, respectively]	(50,212,455)	(43,919,447)

Total Class IB transactions	(14,877,064)	9,162,704

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(13,882,063)	10,876,546

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,696,959	610,513
NET ASSETS:
Beginning of year	274,403,087	273,792,574

End of year (a)	$306,100,046	$274,403,087

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$187,367	$23,492

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.22	$9.55	$8.38	$6.61	$10.86

Income (loss) from investment operations:
Net investment income (loss)	0.15 (e)	0.16 (e)	0.13 (e)	0.12 (e)	0.20 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.54	(0.33)	1.17	1.78	(4.18)

Total from investment operations	1.69	(0.17)	1.30	1.90	(3.98)

Less distributions:
Dividends from net investment income	(0.13)	(0.16)	(0.13)	(0.13)	(0.19)
Distributions from net realized gains	—	—	—	—	(0.08)

Total dividends and distributions	(0.13)	(0.16)	(0.13)	(0.13)	(0.27)

Net asset value, end of year	$10.78	$9.22	$9.55	$8.38	$6.61

Total return	18.37%	(1.77)%	15.61%	28.73%	(36.79)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,325	$4,494	$2,934	$1,294	$998
Ratio of expenses to average net assets:
After waivers	1.00%	0.75%	0.75%	0.75%	0.75%
After waivers and fees paid indirectly	0.99%	0.74%	0.74%	0.73%	0.73%
Before waivers and fees paid indirectly	1.05%	0.78%	0.80%	0.82%	0.82%
Ratio of net investment income (loss) to average net assets:
After waivers	1.48%	1.63%	1.43%	1.72%	2.28%
After waivers and fees paid indirectly	1.48%	1.64%	1.44%	1.74%	2.30%
Before waivers and fees paid indirectly	1.43%	1.60%	1.38%	1.65%	2.21%
Portfolio turnover rate	17%	25%	21%	27%	39%

	Year Ended December 31,
Class IB	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.23	$9.56	$8.39	$6.62	$10.87

Income (loss) from investment operations:
Net investment income (loss)	0.15 (e)	0.13 (e)	0.10 (e)	0.10 (e)	0.18 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.54	(0.33)	1.18	1.78	(4.17)

Total from investment operations	1.69	(0.20)	1.28	1.88	(3.99)

Less distributions:
Dividends from net investment income	(0.13)	(0.13)	(0.11)	(0.11)	(0.18)
Distributions from net realized gains	—	—	—	—	(0.08)

Total dividends and distributions	(0.13)	(0.13)	(0.11)	(0.11)	(0.26)

Net asset value, end of year	$10.79	$9.23	$9.56	$8.39	$6.62

Total return	18.35%	(2.01)%	15.30%	28.36%	(37.01)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$299,775	$269,909	$270,858	$245,914	$205,285
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	1.00%	1.00%	1.00%
After waivers and fees paid indirectly	0.99%	0.99%	0.99%	0.98%	0.98%
Before waivers and fees paid indirectly	1.05%	1.03%	1.05%	1.07%	1.07%
Ratio of net investment income (loss) to average net assets:
After waivers	1.47%	1.36%	1.20%	1.47%	1.98%
After waivers and fees paid indirectly	1.48%	1.37%	1.20%	1.49%	2.00%
Before waivers and fees paid indirectly	1.42%	1.33%	1.14%	1.40%	1.91%
Portfolio turnover rate	17%	25%	21%	27%	39%
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/WELLS FARGO OMEGA GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Wells Capital Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/12
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	20.47%	6.41%	9.62%
Portfolio – Class IB Shares*	20.41	6.19	9.36
Portfolio – Class K Shares***	N/A	N/A	2.35
Russell 3000® Growth Index	15.21	3.15	7.69
* Date of inception 1/1/99. ** Date of inception 10/2/02. *** Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 20.47% for the year ended December 31, 2012. The Portfolio’s benchmark, the Russell 3000® Growth Index, returned 15.21% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Security selection within the Technology sector proved additive to returns in 2012. While it was not necessarily a smooth ride, Apple posted a very strong annual return, making it one the largest contributors to Portfolio returns. Additionally within the sector, eBay Inc. saw its stock rise sharply as it transitioned its business model from an online auction to more of a fixed price “market place”. The growth potential of eBay’s PayPal technology also helped propel shares higher in 2012. Finally, as the need for data storage and analysis has grown briskly, shares of CommVault Systems Inc. performed well in 2012. CommVault provides software for storing and managing enterprise data and continues to take market share from peers.

•

Lululemon athletica inc. is a specialty retailer of high-end athletic apparel and has the unique position of controlling the development, distribution and marketing of its brand. Lululemon has experienced fantastic product demand with growth expected to continue through both international expansion and additional products. These factors combined to help drive shares sharply higher in 2012.

•	Priceline.com also added nicely to annual returns as the company continues to consolidate a very fragmented on-line travel market.

What hurt performance during the year:

•

Security selection within the Health Care sector weighed on Portfolio returns in 2012. Managed care provider Humana Inc. proved to be the largest detractor within the sector. The company was too aggressive in pricing their products, including the Medicare Advantage program, and the stock sold off. Additional weakness was visible in pharmaceutical company Shire PLC. As the company’s future growth catalysts became clouded, shares retreated.

•

Within the Consumer Staples sector, Monster Beverage Corp. detracted from returns. Monster is one of the fastest growing brands in a fast growing beverage market (energy drinks) with a large opportunity to expand internationally. During the third quarter, the NY State Attorney General included the company in an investigation into the level of caffeine in energy drinks. Additionally, the FDA is being urged by certain members of Congress to look into the effects of energy drinks on adolescents. These events called into question the company’s future growth prospects, sending shares sharply lower.

Portfolio Positioning and Outlook

There are a number of reasons the Adviser remains squarely constructive on the U.S. equity market as we enter 2013. Valuations are compelling, the housing market is clearly rebounding, and monetary policies remain highly accommodative. The market, however, is not without risks in 2013. Long term solutions to structural deficits, fiscal drag, political stalemates, and high unemployment are still elusive. Although the specific event is unclear, the Adviser believes another spell of macro driven “risk off” markets is possible. This macro uncertainty, coupled with lackluster economic growth and tepid levels of business spending, forces us to remain cautious about risks that could impact the portfolio. The Adviser has attempted to mitigate

EQ/WELLS FARGO OMEGA GROWTH PORTFOLIO (Unaudited)

this uncertainty by constructing a portfolio that thoughtfully balances risk and return. At year-end 2012, investments were skewed toward what the Adviser believes are high quality “Core Holdings” and the portfolio, in the Adviser’s opinion, had the following traits: 1) companies with superior earnings growth driven by secular growing end markets; 2) companies investing in true “empowering innovation” that will drive long-term returns; and 3) companies with abundant free cash flow that allows for financial flexibility.

Sector Weightings as of December 31, 2012	% of Net Assets
Information Technology	30.4%
Consumer Discretionary	22.9
Health Care	14.7
Industrials	12.3
Consumer Staples	4.8
Financials	3.9
Materials	3.9
Telecommunication Services	3.6
Energy	3.6
Cash and Other	(0.1)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2012 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 29, 2012, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12
Class IA
Actual	$1,000.00	$1,066.50	$5.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.94	5.25
Class IB
Actual	1,000.00	1,065.80	5.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.94	5.25
Class K
Actual	1,000.00	1,023.50	2.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.12	4.06

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.03%, 1.03% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 for Class IA and Class IB and the hypothetical example (to reflect the one-half year period), and multiplied by 125/366 for Class K (to reflect the actual number of days in the period).

EQ ADVISORS TRUST

EQ/WELLS FARGO OMEGA GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2012

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (22.9%)
Auto Components (1.5%)
Delphi Automotive plc*	358,700	$13,720,275

Automobiles (1.1%)
Tesla Motors, Inc.*	279,200	9,456,504

Hotels, Restaurants & Leisure (1.6%)
Starbucks Corp.	269,950	14,474,719

Internet & Catalog Retail (2.6%)
Amazon.com, Inc.*	41,400	10,397,196
Expedia, Inc.	88,900	5,462,905
priceline.com, Inc.*	11,100	6,895,320

		22,755,421

Media (5.2%)
CBS Corp., Class B	253,500	9,645,675
Discovery Communications, Inc., Class C*	195,319	11,426,162
Liberty Media Corp. - Liberty Capital*	106,245	12,325,482
Virgin Media, Inc.	347,700	12,777,975

		46,175,294

Multiline Retail (3.1%)
Dollar General Corp.*	383,428	16,905,341
Nordstrom, Inc.	194,000	10,379,000

		27,284,341

Specialty Retail (5.6%)
GNC Holdings, Inc., Class A	367,200	12,220,416
Limited Brands, Inc.	352,700	16,598,062
TJX Cos., Inc.	310,100	13,163,745
Ulta Salon Cosmetics & Fragrance, Inc.	75,578	7,426,294

		49,408,517

Textiles, Apparel & Luxury Goods (2.2%)
Lululemon Athletica, Inc.*	135,200	10,306,296
Under Armour, Inc., Class A*	185,000	8,978,050

		19,284,346

Total Consumer Discretionary		202,559,417

Consumer Staples (4.8%)
Beverages (1.1%)
Constellation Brands, Inc., Class A*	272,000	9,626,080

Food & Staples Retailing (1.7%)
Whole Foods Market, Inc.	163,600	14,941,588

Food Products (2.0%)
Hershey Co.	155,000	11,194,100
Smart Balance, Inc.*	506,100	6,528,690

		17,722,790

Total Consumer Staples		42,290,458

Energy (3.6%)
Energy Equipment & Services (1.0%)
Schlumberger Ltd.	127,400	8,827,546

Oil, Gas & Consumable Fuels (2.6%)
Pioneer Natural Resources Co.	104,700	$11,159,973
Williams Cos., Inc.	351,200	11,498,288

		22,658,261

Total Energy		31,485,807

Financials (3.9%)
Capital Markets (1.2%)
Affiliated Managers Group, Inc.*	78,571	10,226,015

Consumer Finance (1.2%)
Capital One Financial Corp.	191,762	11,108,773

Real Estate Management & Development (1.5%)
CBRE Group, Inc., Class A*	671,200	13,356,880

Total Financials		34,691,668

Health Care (14.7%)
Biotechnology (6.3%)
Alexion Pharmaceuticals, Inc.*	114,666	10,756,817
BioMarin Pharmaceutical, Inc.*	179,688	8,849,634
Celgene Corp.*	147,900	11,642,688
Cubist Pharmaceuticals, Inc.*	171,500	7,213,290
Gilead Sciences, Inc.*	242,100	17,782,245

		56,244,674

Health Care Equipment & Supplies (2.6%)
Abbott Laboratories	173,600	11,370,800
Intuitive Surgical, Inc.*	23,900	11,719,843

		23,090,643

Health Care Providers & Services (2.1%)
Team Health Holdings, Inc.*	262,900	7,563,633
UnitedHealth Group, Inc.	196,300	10,647,312

		18,210,945

Health Care Technology (1.1%)
Cerner Corp.*	121,300	9,417,732

Pharmaceuticals (2.6%)
Allergan, Inc.	148,300	13,603,559
Sanofi S.A. (ADR)	204,500	9,689,210

		23,292,769

Total Health Care		130,256,763

Industrials (12.3%)
Aerospace & Defense (3.3%)
Precision Castparts Corp.	90,400	17,123,568
TransDigm Group, Inc.	89,700	12,231,492

		29,355,060

Airlines (1.7%)
Copa Holdings S.A., Class A	148,700	14,788,215

Machinery (1.6%)
Cummins, Inc.	126,816	13,740,514

Professional Services (1.4%)
Verisk Analytics, Inc., Class A*	247,600	12,627,600

Road & Rail (4.3%)
Hertz Global Holdings, Inc.*	817,500	13,300,725
Kansas City Southern	298,900	24,952,172

		38,252,897

Total Industrials		108,764,286

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO OMEGA GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

	Number of Shares	Value (Note 1)
Information Technology (30.4%)
Communications Equipment (1.4%)
QUALCOMM, Inc.	199,600	$12,379,192

Computers & Peripherals (7.5%)
Apple, Inc.	110,849	59,085,843
Stratasys Ltd.*	91,700	7,349,755

		66,435,598

Internet Software & Services (9.8%)
eBay, Inc.*	462,800	23,612,056
ExactTarget, Inc.*	319,688	6,393,760
Google, Inc., Class A*	39,800	28,232,926
LinkedIn Corp., Class A*	99,000	11,367,180
MercadoLibre, Inc.	129,600	10,182,672
Rackspace Hosting, Inc.*	94,900	7,048,223

		86,836,817

IT Services (3.3%)
Teradata Corp.*	71,400	4,418,946
Visa, Inc., Class A	164,300	24,904,594

		29,323,540

Semiconductors & Semiconductor Equipment (1.2%)
Broadcom Corp., Class A*	310,700	10,318,347

Software (7.2%)
BroadSoft, Inc.*	255,914	9,297,356
CommVault Systems, Inc.*	161,000	11,223,310
Fortinet, Inc.*	447,480	9,428,403
Red Hat, Inc.*	134,300	7,112,528
Salesforce.com, Inc.*	76,100	12,792,410
VMware, Inc., Class A*	149,400	14,064,516

		63,918,523

Total Information Technology		269,212,017

Materials (3.9%)
Chemicals (3.9%)
Airgas, Inc.	156,800	$14,314,272
Monsanto Co.	215,100	20,359,215

Total Materials		34,673,487

Telecommunication Services (3.6%)
Wireless Telecommunication Services (3.6%)
Crown Castle International Corp.*	217,400	15,687,584
SBA Communications Corp., Class A*	232,923	16,542,191

Total Telecommunication Services		32,229,775

Total Investments (100.1%) (Cost $725,708,233)		886,163,678
Other Assets Less Liabilities (-0.1%)		(966,330)

Net Assets (100%)		$885,197,348

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$202,559,417	$—	$—	$202,559,417
Consumer Staples	42,290,458	—	—	42,290,458
Energy	31,485,807	—	—	31,485,807
Financials	34,691,668	—	—	34,691,668
Health Care	130,256,763	—	—	130,256,763
Industrials	108,764,286	—	—	108,764,286

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO OMEGA GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Information Technology	$269,212,017	$—	$—	$269,212,017
Materials	34,673,487	—	—	34,673,487
Telecommunication Services	32,229,775	—	—	32,229,775

Total Assets	$886,163,678	$—	$—	$886,163,678

Total Liabilities	$—	$—	$—	$—

Total	$886,163,678	$—	$—	$886,163,678

There were no transfers between Level 1 and 2 during the year ended December 31, 2012.

The Portfolio held no derivatives contracts during the year ended December 31, 2012.

Investment security transactions for the year ended December 31, 2012 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$823,842,373
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$741,470,879

As of December 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$167,672,069
Aggregate gross unrealized depreciation	(7,320,084)

Net unrealized appreciation	$160,351,985

Federal income tax cost of investments	$725,811,693

For the year ended December 31, 2012, the Portfolio incurred approximately $1,024 as brokerage commissions with Sanford C. Bernstein & Co., LLC., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO OMEGA GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value (Cost $725,708,233)	$886,163,678
Cash	841,279
Receivable for securities sold	4,778,018
Receivable from Separate Accounts for Trust shares sold	1,174,112
Dividends, interest and other receivables	80,707
Other assets	2,756

Total assets	893,040,550

LIABILITIES
Payable for securities purchased	5,249,491
Payable to Separate Accounts for Trust shares redeemed	1,807,048
Investment management fees payable	486,040
Distribution fees payable - Class IB	184,298
Administrative fees payable	78,473
Distribution fees payable - Class IA	2,482
Accrued expenses	35,370

Total liabilities	7,843,202

NET ASSETS	$885,197,348

Net assets were comprised of:
Paid in capital	$720,210,159
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	4,531,744
Net unrealized appreciation (depreciation) on investments	160,455,445

Net assets	$885,197,348

Class IA
Net asset value, offering and redemption price per share, $11,114,070 / 988,279 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.25

Class IB
Net asset value, offering and redemption price per share, $872,656,171 / 79,027,620 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.04

Class K
Net asset value, offering and redemption price per share, $1,427,107 / 127,046 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.23

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends	$8,628,945
Interest	30,595

Total income	8,659,540

EXPENSES
Investment management fees	5,435,424
Distribution fees - Class IB	2,062,920
Administrative fees	879,138
Printing and mailing expenses	103,291
Professional fees	64,082
Distribution fees - Class IA	27,454
Custodian fees	23,999
Trustees’ fees	22,994
Miscellaneous	10,914

Gross expenses	8,630,216
Less: Fees paid indirectly	(87,831)

Net expenses	8,542,385

NET INVESTMENT INCOME (LOSS)	117,155

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	26,240,328
Net change in unrealized appreciation (depreciation) on securities	115,595,054

NET REALIZED AND UNREALIZED GAIN (LOSS)	141,835,382

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$141,952,537

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO OMEGA GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$117,155	$(3,821,127)
Net realized gain (loss) on investments	26,240,328	7,714,419
Net change in unrealized appreciation (depreciation) on investments	115,595,054	(52,296,833)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	141,952,537	(48,403,541)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,654)	—
Class IB	(116,849)	—
Class K†	(2,573)	—

	(121,076)	—

Distributions from net realized capital gains
Class IA	(395,560)	(144,645)
Class IB	(28,623,310)	(11,753,458)
Class K†	(22,374)	—

	(29,041,244)	(11,898,103)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(29,162,320)	(11,898,103)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 738,289 and 680,003 shares, respectively ]	8,178,399	7,254,339
Capital shares issued in reinvestment of dividends and distributions [ 35,453 and 16,432 shares, respectively ]	397,214	144,645
Capital shares repurchased [ (700,807) and (528,516) shares, respectively ]	(7,797,378)	(5,794,426)

Total Class IA transactions	778,235	1,604,558

Class IB
Capital shares sold [ 20,815,613 and 27,939,593 shares, respectively ]	226,368,743	289,414,016
Capital shares issued in reinvestment of dividends and distributions [ 2,612,610 and 1,357,916 shares, respectively ]	28,740,159	11,753,458
Capital shares repurchased [ (15,973,229) and (12,037,594) shares, respectively ]	(172,284,401)	(120,999,976)

Total Class IB transactions	82,824,501	180,167,498

Class K†
Capital shares sold [ 124,819 and 0 shares, respectively ]	1,416,417	—
Capital shares issued in reinvestment of dividends and distributions [ 2,227 and 0 shares, respectively ]	24,947	—

Total Class K transactions	1,441,364	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	85,044,100	181,772,056

TOTAL INCREASE (DECREASE) IN NET ASSETS	197,834,317	121,470,412
NET ASSETS:
Beginning of year	687,363,031	565,892,619

End of year (a)	$885,197,348	$687,363,031

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$194

† Class K commenced operations on August 29, 2012.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO OMEGA GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2012		2011		2010		2009	2008
Net asset value, beginning of year	$9.65		$10.43		$9.11		$6.50	$9.19

Income (loss) from investment operations:
Net investment income (loss)	—	#(e)	(0.03	)(e)	—	#(e)	0.04 (e)	0.06	(e)
Net realized and unrealized gain (loss) on investments	1.97		(0.57)		1.60		2.60	(2.56)

Total from investment operations	1.97		(0.60)		1.60		2.64	(2.50)

Less distributions:
Dividends from net investment income	—	#	—		—	#	(0.03)	(0.05)
Distributions from net realized gains	(0.37)		(0.18)		(0.28)		—	(0.13)
Return of capital	—		—		—		—	(0.01)

Total dividends and distributions	(0.37)		(0.18)		(0.28)		(0.03)	(0.19)

Net asset value, end of year	$11.25		$9.65		$10.43		$9.11	$6.50

Total return	20.47%		(5.64)%		17.56%		40.69%	(27.43)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,114		$8,833		$7,796		$2,278	$383
Ratio of expenses to average net assets:
After fees paid indirectly	1.02%		0.76%		0.71%		0.83%	0.88%
Before fees paid indirectly	1.03%		0.78%		0.78%		0.85%	0.90%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.01%		(0.33)%		—	%‡‡	0.45%	0.75%
Before fees paid indirectly	—	%‡‡	(0.35)%		(0.07)%		0.43%	0.73%
Portfolio turnover rate	92%		110%		164%		15%	49%

	Year Ended December 31,
Class IB	2012		2011		2010		2009	2008
Net asset value, beginning of year	$9.48		$10.28		$9.00		$6.42	$9.08

Income (loss) from investment operations:
Net investment income (loss)	—	#(e)	(0.06	)(e)	(0.02	)(e)	0.02 (e)	0.04	(e)
Net realized and unrealized gain (loss) on investments	1.93		(0.56)		1.58		2.57	(2.53)

Total from investment operations	1.93		(0.62)		1.56		2.59	(2.49)

Less distributions:
Dividends from net investment income	—	#	—		—	#	(0.01)	(0.03)
Distributions from net realized gains	(0.37)		(0.18)		(0.28)		—	(0.13)
Return of capital	—		—		—		—	(0.01)

Total dividends and distributions	(0.37)		(0.18)		(0.28)		(0.01)	(0.17)

Net asset value, end of year	$11.04		$9.48		$10.28		$9.00	$6.42

Total return	20.41%		(5.92)%		17.33%		40.37%	(27.63)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$872,656		$678,530		$558,097		$381,950	$166,592
Ratio of expenses to average net assets:
After fees paid indirectly	1.02%		1.01	%(c)	0.96	%(c)	1.09%	1.13	%(c)
Before fees paid indirectly	1.03%		1.03%		1.03%		1.10%	1.15%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.01%		(0.57)%		(0.24)%		0.22%	0.53%
Before fees paid indirectly	—	%‡‡	(0.60)%		(0.32)%		0.20%	0.50%
Portfolio turnover rate	92%		110%		164%		15%	49%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO OMEGA GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 29, 2012* to December 31, 2012
Net asset value, beginning of period	$11.26

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)
Net realized and unrealized gain (loss) on investments	0.21

Total from investment operations	0.26

Less distributions:
Dividends from net investment income	(0.03)
Distributions from net realized gains	(0.26)

Total dividends and distributions	(0.29)

Net asset value, end of period	$11.23

Total return (b)	2.35%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,427
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.79%
Before fees paid indirectly (a)	0.80%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	1.32%
Before fees paid indirectly (a)	1.32%
Portfolio turnover rate	92%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2012

Note 1	Organization and Selected Significant Accounting Policies

EQ Advisors Trust (the “Trust”) was organized as a Delaware statutory trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with sixty-nine diversified portfolios and three non-diversified portfolios (each a “Portfolio”). The investment manager to each Portfolio is AXA Equitable Funds Management Group, LLC (“AXA FMG” or the “Manager”), a wholly-owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”). At December 31, 2012, the EQ/AllianceBernstein Short Duration Government Bond Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/High Yield Bond Portfolio, EQ/International Small Cap PLUS Portfolio, EQ/Natural Resources PLUS Portfolio, EQ/PIMCO Global Real Return Portfolio and EQ/Real Estate PLUS Portfolio were not operational.

On February 18, 2011, AXA Equitable contributed $10,000,000 in seed capital into Class IB of the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio.

On August 26, 2011, AXA Equitable contributed $10,000 in seed capital into Class K of each of the following Portfolios: ATM International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio, ATM Small Cap Portfolio, AXA Tactical Manager 2000 Portfolio, AXA Tactical Manager 400 Portfolio, AXA Tactical Manager 500 Portfolio, AXA Tactical Manager International Portfolio, EQ/AllianceBernstein Short-Term Bond Portfolio, EQ/AllianceBernstein Small Cap Growth Portfolio, EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Boston Advisors Equity Income Portfolio, EQ/Core Bond Index Portfolio, EQ/Davis New York Venture Portfolio, EQ/Equity 500 Index Portfolio, EQ/Equity Growth PLUS Portfolio, EQ/Franklin Core Balanced Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio, EQ/GAMCO Small Company Value Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/Intermediate Government Bond Portfolio (formerly known as EQ/Intermediate Government Bond Index Portfolio), EQ/International Core PLUS Portfolio, EQ/International Equity Index Portfolio, EQ/International ETF Portfolio, EQ/International Value PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Large Cap Value PLUS Portfolio, EQ/MFS International Growth Portfolio, EQ/Mid Cap Index Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Small Company Index Portfolio and EQ/Templeton Global Equity Portfolio.

On September 28, 2011, AXA Equitable contributed $100,000 in seed capital into Class IB of the AXA Ultra Conservative Strategy Portfolio.

On December 1, 2011, AXA Equitable contributed $10,000 in seed capital into Class K of each of the following Portfolios: EQ/JPMorgan Value Opportunities Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Morgan Stanley Mid Cap Growth Portfolio and EQ/T. Rowe Price Growth Stock Portfolio.

On April 12, 2012, AXA Equitable contributed $100,000 in seed capital into Class IB of the AXA Aggressive Strategy Portfolio.

On August 29, 2012, AXA Equitable contributed $250,000 in seed capital into each of Class IB and Class K of the All Asset Moderate Growth — Alt 15 Portfolio.

On August 29, 2012, AXA Equitable contributed $250,000 in seed capital into each of Class IB and Class K of the All Asset Aggressive — Alt 25 Portfolio.

On August 29, 2012, AXA Equitable contributed $10,000 in seed capital into Class K of the All Asset Growth — Alt 20 Portfolio and the EQ/Wells Fargo Omega Growth Portfolio.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect the risk of loss to be remote.

Each of the investment sub-advisers (each an “Adviser”) independently chooses and maintains a portfolio of securities for its Portfolios.

Each of the All Asset Moderate Growth-Alt 15 Portfolio, the All Asset Growth-Alt 20 Portfolio, and the All Asset Aggressive-Alt 25 Portfolio (each an “All Asset Portfolio”; together, the “All Asset Portfolios”) is a type of mutual fund often described as a “fund of funds” mutual fund. The Portfolios pursue their investment objective by investing exclusively in other mutual funds managed by AXA FMG and other unaffiliated investment companies or exchange-traded funds.

The AXA Ultra Conservative Strategy Portfolio, AXA Conservative Strategy Portfolio, AXA Conservative Growth Strategy Portfolio, AXA Balanced Strategy Portfolio, AXA Moderate Growth Strategy Portfolio, AXA Growth Strategy Portfolio, and AXA Aggressive Strategy Portfolio (each an “AXA Strategy Portfolio”; together, the “AXA Strategy Portfolios”) and EQ/Franklin Templeton Allocation Portfolio are types of mutual funds often described as “fund of funds.” The Portfolios pursue their investment objective by investing exclusively in other affiliated mutual funds managed by AXA FMG.

The EQ/International ETF Portfolio is a type of mutual fund often described as a “fund of funds” mutual fund. The Portfolio pursues its investment objective by investing exclusively in other unaffiliated investment companies or exchange-traded funds.

The EQ/International Core PLUS Portfolio, EQ/International Value PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Global Bond PLUS Portfolio, and EQ/Equity Growth PLUS Portfolio (each a “PLUS Portfolio”; together, the “PLUS Portfolios”), and the EQ/AllianceBernstein Small Cap Growth Portfolio, EQ/Franklin Core Balanced Portfolio, EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/Templeton Global Equity Portfolio, EQ/Global Multi-Sector Equity Portfolio, and the AXA Tactical Manager 500 Portfolio, AXA Tactical Manager 400 Portfolio, AXA Tactical Manager 2000 Portfolio, AXA Tactical Manager International Portfolio, ATM International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio and the ATM Small Cap Portfolio (each a “Tactical Portfolio”, together the “Tactical Portfolios”) employ multiple Advisers (each a “Multiadviser Portfolio”; together the “Multiadviser Portfolios”). Each of the Advisers independently chooses and maintains a portfolio of securities for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security. Similarly, under some market conditions, one Adviser may believe that temporary defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity or fixed income markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs, and have higher portfolio turnover, than would be the case if a single Adviser were managing the entire Portfolio.

The Trust issues three classes of shares, Class IA, Class IB and Class K. As of and during the year ended December 31, 2012, the Trust had Class IB shares outstanding for each Portfolio except for the ATM International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio, ATM Small Cap Portfolio and EQ/AllianceBernstein Short-Term Bond Portfolio. During the year ended December 31, 2012, the Trust had Class IA shares outstanding for certain Portfolios as shown in the respective Statements of Assets and Liabilities. In addition, during a portion of the year ended

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

December 31, 2012, the Trust had Class K shares outstanding for certain Portfolios as shown in the Statement of Assets and Liabilities. The Class IA and Class IB shares are subject to distribution fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, all three classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other series of the Trust and to series of AXA Premier VIP Trust, a separate registered investment company managed by AXA FMG. The AXA Equitable 401(k) Plan is the primary shareholder of Class K for EQ/Equity Growth PLUS Portfolio.

The investment objectives of each Portfolio are as follows:

All Asset Moderate Growth-Alt 15 Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

All Asset Growth-Alt 20 Portfolio (formerly All Asset Allocation Portfolio, name change effective May 1, 2012) — Seeks long-term capital appreciation and current income.

All Asset Aggressive-Alt 25 Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

AXA Ultra Conservative Strategy Portfolio — The Portfolio seeks current income.

AXA Conservative Strategy Portfolio — Seeks a high level of current income.

AXA Conservative Growth Strategy Portfolio — Seeks current income and growth of capital, with greater emphasis on current income.

AXA Balanced Strategy Portfolio — Seeks long-term capital appreciation and current income.

AXA Moderate Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

AXA Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

AXA Aggressive Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

EQ/Franklin Templeton Allocation Portfolio — Primarily seeks capital appreciation and secondarily seeks income.

EQ/International ETF Portfolio — Seeks long-term capital appreciation.

AXA Tactical Manager 500 Portfolio (advised by AXA FMG, BlackRock Investment Management, LLC (“BlackRock”) and AllianceBernstein L.P. (“AllianceBernstein”), an affiliate of AXA FMG) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Tactical Manager 400 Portfolio (advised by AXA FMG, BlackRock and AllianceBernstein) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Tactical Manager 2000 Portfolio (advised by AXA FMG, BlackRock and AllianceBernstein) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Tactical Manager International Portfolio (advised by AXA FMG, BlackRock and AllianceBernstein) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

ATM International Portfolio (advised by AXA FMG, BlackRock and AllianceBernstein) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Large Cap Portfolio (advised by AXA FMG, BlackRock and AllianceBernstein) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Mid Cap Portfolio (advised by AXA FMG, BlackRock and AllianceBernstein) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Small Cap Portfolio (advised by AXA FMG, BlackRock and AllianceBernstein) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio (advised by AllianceBernstein) — The Portfolio seeks to achieve total return from long-term growth of capital and income.

EQ/AllianceBernstein Short-Term Bond Portfolio (advised by AllianceBernstein) — The Portfolio seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.

EQ/AllianceBernstein Short Duration Government Bond Portfolio (advised by AllianceBernstein) — The Portfolio seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.

EQ/AllianceBernstein Small Cap Growth Portfolio (advised by AXA FMG and AllianceBernstein) — Seeks to achieve long-term growth of capital. On October 22, 2012, AXA FMG was added as an adviser to the Portfolio.

EQ/AXA Franklin Small Cap Value Core Portfolio (advised by AXA FMG, BlackRock and Franklin Advisory Services, LLC) — Seeks to achieve long-term total return with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/BlackRock Basic Value Equity Portfolio (advised by BlackRock) — Seeks to achieve capital appreciation and secondarily, income.

EQ/Boston Advisors Equity Income Portfolio (advised by Boston Advisors, LLC) — Seeks a combination of growth and income to achieve an above-average and consistent total return.

EQ/Calvert Socially Responsible Portfolio (advised by Calvert Investment Management, Inc.) — Seeks to achieve long-term capital appreciation.

EQ/Capital Guardian Research Portfolio (advised by Capital Guardian Trust Company) — Seeks to achieve long-term growth of capital.

EQ/Common Stock Index Portfolio (advised by AllianceBernstein) — The Portfolio seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000® Index.

EQ/Core Bond Index Portfolio (advised by AXA FMG and SSgA Funds Management, Inc. (“SSgA FM”)) — Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Intermediate U.S. Government/Credit Index, including reinvestment of dividends, at a risk level consistent with that of the Barclays Intermediate U.S. Government/Credit Index.

EQ/Davis New York Venture Portfolio (advised by Davis Selected Advisers, L.P.) — Seeks to achieve long-term growth of capital.

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EQ/Emerging Markets Equity PLUS Portfolio (advised by AXA FMG, EARNEST Partners, LLC and AllianceBernstein — Seeks to achieve long-term growth of capital.

EQ/Equity 500 Index Portfolio (advised by AllianceBernstein) — Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500 Composite Price Index (“S&P 500 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

EQ/Equity Growth PLUS Portfolio (advised by AXA FMG, BlackRock Capital Management, Inc. and BlackRock) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Franklin Core Balanced Portfolio (advised by AXA FMG, BlackRock and Franklin Advisers, Inc.) — Seeks to maximize income while maintaining prospects for capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/GAMCO Mergers and Acquisitions Portfolio (advised by GAMCO Asset Management, Inc. (“GAMCO”)) — Seeks to achieve capital appreciation.

EQ/GAMCO Small Company Value Portfolio (advised by GAMCO) — Seeks to maximize capital appreciation.

EQ/Global Bond PLUS Portfolio (advised by AXA FMG, Wells Capital Management, Inc., First International Advisors, LLC and BlackRock) — Seeks to achieve capital growth and current income.

EQ/Global Multi-Sector Equity Portfolio (advised by AXA FMG, BlackRock and Morgan Stanley Investment Management, Inc. (“MSIM”)) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/High Yield Bond Portfolio (advised by AXA FMG and AXA Investment Managers, Inc.) — Seeks to maximize current income.

EQ/Intermediate Government Bond Portfolio (formerly EQ/Intermediate Government Bond Index Portfolio, name change effective May 1, 2012) (advised by AXA FMG and SSgA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Barclays Capital Intermediate U.S. Government Bond Index.

EQ/International Core PLUS Portfolio (advised by AXA FMG, WHV Investment Management, Hirayama Investments, LLC and BlackRock) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/International Equity Index Portfolio (advised by AllianceBernstein) — Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EURO STOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.

EQ/International Small Cap PLUS Portfolio (advised by AXA FMG and AllianceBernstein) — Seeks to achieve long-term growth of capital.

EQ/International Value PLUS Portfolio (advised by AXA FMG, BlackRock and Northern Cross LLC) — Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/JPMorgan Value Opportunities Portfolio (advised by J.P. Morgan Investment Management, Inc.) — Seeks to achieve long-term capital appreciation.

EQ/Large Cap Core PLUS Portfolio (advised by AXA FMG, Institutional Capital LLC and BlackRock) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

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EQ/Large Cap Growth Index Portfolio (advised by AllianceBernstein) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends, at a risk level consistent with the Russell 1000® Growth Index.

EQ/Large Cap Growth PLUS Portfolio (advised by AXA FMG, Marsico Capital Management, LLC and BlackRock) — Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Large Cap Value Index Portfolio (advised by SSgA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000® Value Index.

EQ/Large Cap Value PLUS Portfolio (advised by AXA FMG and AllianceBernstein) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Lord Abbett Large Cap Core Portfolio (advised by Lord Abbett & Co. LLC) — Seeks to achieve capital appreciation and growth of income with reasonable risk.

EQ/MFS International Growth Portfolio (advised by Massachusetts Financial Services Company d/b/a MFS Investment Management) — Seeks to achieve capital appreciation.

EQ/Mid Cap Index Portfolio (advised by SSgA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the S&P Mid Cap 400 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P Mid Cap 400 Index.

EQ/Mid Cap Value PLUS Portfolio (advised by AXA FMG, Wellington Management Company, LLP, and BlackRock) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Money Market Portfolio (advised by The Dreyfus Corporation) — Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

EQ/Montag & Caldwell Growth Portfolio (advised by Montag & Caldwell, LLC) — Seeks to achieve capital appreciation.

EQ/Morgan Stanley Mid Cap Growth Portfolio (advised by MSIM) — Seeks to achieve capital growth.

EQ/Mutual Large Cap Equity Portfolio (advised by AXA FMG, BlackRock and Franklin Mutual Advisers, LLC) — Seeks to achieve capital appreciation, which may occasionally be short-term, with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Natural Resources PLUS Portfolio (advised by AXA FMG, RBC Global Asset Management (U.S.) Inc. and AllianceBernstein) — Seeks to achieve long-term growth of capital.

EQ/Oppenheimer Global Portfolio (advised by OppenheimerFunds, Inc.) — Seeks to achieve capital appreciation.

EQ/PIMCO Global Real Return Portfolio (advised by AXA FMG and Pacific Investment Management Company, LLC (“PIMCO”)) — Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.

EQ/PIMCO Ultra Short Bond Portfolio (advised by PIMCO) — Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

EQ/Quality Bond PLUS Portfolio (advised by AXA FMG and AllianceBernstein) — Seeks to achieve high current income consistent with moderate risk to capital.

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December 31, 2012

EQ/Real Estate PLUS Portfolio (advised by AXA FMG, PIMCO and AllianceBernstein) — Seeks to provide long-term capital appreciation and current income.

EQ/Small Company Index Portfolio (advised by AllianceBernstein) — Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000® Index.

EQ/T. Rowe Price Growth Stock Portfolio (advised by T. Rowe Price Associates, Inc.) — Seeks to achieve long-term capital appreciation and secondarily, income.

EQ/Templeton Global Equity Portfolio (advised by AXA FMG, BlackRock and Templeton Investment Counsel, LLC) — Seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/UBS Growth and Income Portfolio (advised by UBS Global Asset Management (Americas) Inc.) — Seeks to achieve total return through capital appreciation with income as a secondary consideration.

EQ/Van Kampen Comstock Portfolio (advised by Invesco Advisers, Inc.) — Seeks to achieve capital growth and income.

EQ/Wells Fargo Omega Growth Portfolio (advised by Wells Capital Management, Inc.) — Seeks to achieve long-term capital growth.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

Equity securities (including securities issued by Exchange Traded Funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, collateral performance, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date and the convertibility of the bond in making evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

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December 31, 2012

Options that are traded on an exchange are valued at their last sale price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

Corporate and Municipal bonds and notes may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The pricing service may utilize many factors in making evaluations, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker-dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipt (“ADR”) or similar form, are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world in making evaluations.

During the year ended December 31, 2012, each of the AXA Tactical Manager International Portfolio, ATM International Portfolio, EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/International Core PLUS Portfolio, EQ/International Value PLUS Portfolio, EQ/MFS International Growth Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Templeton Global Equity Portfolio and EQ/Van Kampen Comstock Portfolio held forward foreign currency contracts to either gain exposure to certain currencies, or enter into an economic hedge against changes in the values of securities held in the Portfolio, that do not qualify for hedge accounting under Accounting Standards Codification (“ASC”) 815. The Statement of Operations for each Portfolio reflects realized gains or losses, if any, in forward currency transactions and unrealized gains or losses in forward currency exchange transactions. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

If market quotations are not readily available for a security or other financial instruments, such securities or instruments shall be referred to the Trust’s Valuation Committee (“Committee”), who will value the assets in good faith pursuant to procedures adopted by the Manager (“Pricing Procedures”) of the Trust.

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, AXA FMG (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Investor Services Co. (the “Sub-Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market

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December 31, 2012

quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from AXA FMG.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets

•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level. Transfers into, or out of, each level are reported using values as of the beginning of the year.

Transfers into, or out of, Level 3 are due to a decline or increase in market activity (e.g., frequency of trades), which resulted in a lack of or increase in available market inputs to determine price. Level 3 transfers, if any, can be found in the Portfolio of Investments for each respective Portfolio.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee meets and reviews reports based on the valuation technique used to value each particular Level 3 security. In connection with this review, the Committee obtains, when available, updates from its pricing vendors and Advisers for each fair valued security. For example, with respect to model driven prices, the Committee receives a report regarding a review and recalculation of pricing models and related discounts. For securities valued based on broker quotes, the Committee evaluates variances between existing broker quotes and any alternative broker quotes provided by an Adviser or other pricing source.

To substantiate unobservable inputs used in fair valuation, the Secretary of the Committee performs an independent verification and additional research for all fair value notifications received from its pricing agent. Among other factors, particular areas of focus include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data and actions taken by other clients of the pricing vendor. The Committee also notes the materiality of holdings and price changes on portfolio NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

The significant unobservable input used in the fair value measurement of the EQ/PIMCO Ultra Short Bond Portfolio’s investments in Common Stocks is the discount for lack of marketability. The significant unobservable input used in the fair value measurement of the EQ/PIMCO Ultra Short Bond Portfolio’s investments in Asset-Backed Securities is comparability analysis. Significant changes in any of those inputs in isolation may result in either a higher or lower fair value measurement.

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2012 is included in the Portfolio of Investments.

The Portfolios’ policy is to recognize transfers into and transfers out of the valuation levels as of the beginning of the reporting period. Transfers between Level 1 and Level 2 are included after the Summary of Level 1, Level 2 and Level 3 inputs, following the Portfolio of Investments for each Portfolio. Transfers between levels may be due to a decline or an increase or decrease in market

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December 31, 2012

activity (e.g., frequency of trades), which may result in a lack of, or increase in, available market inputs to determine price. Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost provided that certain conditions are met, including that the Portfolio’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Portfolio. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. The value and percentage, based on Total Investments, of the investments that applied these procedures on December 31, 2012 are as follows:

Portfolios:	Market Value	Percentage of Total Investments
AXA Tactical Manager International	$416,446,250	100.0%
ATM International	1,319,692,529	100.0
EQ/AllianceBernstein Dynamic Wealth Strategies	99,003,149	20.9
EQ/Davis New York Venture	31,912,917	8.2
EQ/Franklin Core Balanced	35,943,307	3.5
EQ/GAMCO Mergers and Acquisitions	13,717,388	6.1
EQ/GAMCO Small Company Value	32,536,340	1.4
EQ/Global Multi-Sector Equity	1,004,862,826	58.6
EQ/International Core PLUS	576,041,783	58.8
EQ/International Equity Index	1,517,442,821	100.0
EQ/International Value PLUS	986,735,296	97.8
EQ/MFS International Growth	1,316,394,587	85.1
EQ/Mid Cap Value PLUS	41,273,650	3.0
EQ/Morgan Stanley Mid Cap Growth	103,536,961	11.1
EQ/Mutual Large Cap Equity	55,601,546	10.5
EQ/Oppenheimer Global	222,626,162	54.9
EQ/T. Rowe Price Growth Stock	33,168,334	3.6
EQ/Templeton Global Equity	301,683,866	52.8

Security Transactions and Investment Income

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding tax) and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities, if any, is presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

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December 31, 2012

Allocation of Expenses and Income

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

Offering costs incurred by the AXA Ultra Conservative Strategy Portfolio during the year ended December 31, 2011 were $31,313, and the remaining balance was amortized during 2012. Offering costs incurred by the All Asset Moderate Growth — Alt 15 Portfolio, the All Asset Aggressive — Alt 25 Portfolio, and the AXA Aggressive Strategy Portfolio were $23,378, $23,420, and $10,819, respectively, during the year ended December 31, 2012. Offering costs are amortized by the Portfolios over a twelve-month period on a straight-line basis.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date.

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required.

The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolios’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year, the Portfolios did not incur any interest or penalties. Each of the tax years in the four year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

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Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios (EQ/Money Market Portfolio declares and distributes daily). Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Those differences which are significant to the Portfolios are primarily due to differing book and tax treatments for losses due to wash sales transactions (on all Portfolios except EQ/Money Market Portfolio and EQ/Alliance Bernstein Short Term Bond Portfolio), straddle loss deferrals (EQ/Large Cap Value Plus Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Large Cap Core Plus Portfolio, EQ/Large Cap Growth Plus Portfolio, EQ/Templeton Global Equity Portfolio, EQ/Franklin Core Balanced Portfolio and EQ Equity Growth PLUS Portfolio, EQ/Global Bond PLUS, EQ/International Value PLUS, and EQ/International Core PLUS), mark-to-market of futures contracts (ATM Small Cap Portfolio and AXA Tactical Manager 2000 Portfolio), and loss deferrals due to investments in affiliated fund of fund investments (All Asset Growth-Alt 20 Portfolio and EQ/Franklin Templeton Allocation Portfolio). In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting purposes but are considered ordinary income for tax purposes. Capital and net specified losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. The tax composition of distributed and undistributed income and gains for the years ended December 31, 2012 and December 31, 2011, were as follows:

	Year Ended December 31, 2012				Year Ended December 31, 2011
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
All Asset Moderate Growth-Alt 15	$11,033	$—	$527	$5,201	$—	$—	$—	$—
All Asset Growth-Alt 20	5,703,917	4,853,728	222,328	1,538,634	4,757,490	5,541,906	327,229	1,525,853
All Asset Aggressive-Alt 25	6,393	—	226	3,275	—	—	—	—
AXA Ultra Conservative Strategy	4,952	7	1,107	946	441	—	367	—
AXA Conservative Strategy	4,047,408	—	10,783	807,222	6,539,397	1,092,215	—	—
AXA Conservative Growth Strategy	5,704,281	—	5,486	2,017,123	8,727,098	3,148,486	—	—
AXA Balanced Strategy	10,817,547	—	6,676	5,180,266	15,213,827	6,849,807	—	—
AXA Moderate Growth Strategy	22,821,519	—	99,879	14,346,746	34,815,343	18,948,322	—	—
AXA Growth Strategy	8,660,135	—	17,958	5,761,565	11,511,598	8,229,919	—	—
AXA Aggressive Strategy	1,137,682	353	—	662,029
EQ/Franklin Templeton Allocation	23,000,778	—	—	—	24,722,057	—	—	—
EQ/International ETF	7,596,696	11,389,449	3,980	1,553,393	8,277,851	10,137,467	754,333	716,575
AXA Tactical Manager 500	35,488,126	20,150,676	6,088,918	9,187,035	20,248,983	12,295,333	170,626	—
AXA Tactical Manager 400	1,172,179	862,840	996,409	1,909,263	1,831,159	1,631,890	—	—
AXA Tactical Manager 2000	6,159,464	9,291,663	7,299,451	13,314,163	5,717,302	6,331,125	—	—
AXA Tactical Manager International	6,228,218	—	3,829,074	—	9,320,372	1,962,907	10,504	—
ATM International	29,324,833	—	77,358	—	99,733,014	13,622,135	—	—
ATM Large Cap	64,170,455	112,325,993	10,154,365	20,989,306	82,276,930	94,649,918	614,627	—
ATM Mid Cap	3,051,372	45,947,179	3,390,390	5,986,862	18,082,043	43,700,408	—	—

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December 31, 2012

	Year Ended December 31, 2012				Year Ended December 31, 2011
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
ATM Small Cap	$4,246,585	$886,645	$—	$21,228,162	$29,516,305	$41,228,162	$—	$—
EQ/AllianceBernstein Dynamic Wealth Strategies	4,415,155	228,299	3,457,126	1,128,753	—	—	350,584	37,619
EQ/AllianceBernstein Short-Term Bond	6,461,103	—	—	—	21,364,885	—	—	—
EQ/AllianceBernstein Small Cap Growth	9,042,171	104,640,414	1,576,046	22,557,964	—	67,572,971	—	14,530,119
EQ/AXA Franklin Small Cap Value Core	2,744,579	—	1,154	—	985,426	—	65,266	—
EQ/BlackRock Basic Value Equity	35,851,933	—	—	—	28,334,843	—	25,235	—
EQ/Boston Advisors Equity Income	24,921,288	5,100,605	201,202	7,489,661	16,624,726	—	—	—
EQ/Calvert Socially Responsible	824,112	—	490	—	290,470	—	—	—
EQ/Capital Guardian Research	10,707,737	—	65,737	—	8,447,717	—	—	—
EQ/Common Stock Index	73,855,402	—	—	—	69,164,394	—	1,365,114	—
EQ/Core Bond Index	107,242,704	—	—	—	139,382,197	—	279,628	—
EQ/Davis New York Venture	3,455,325	—	31,060	—	1,394,032	—	—	—
EQ/Equity 500 Index	52,051,525	1,302,813	—	—	45,878,552	—	408,848	—
EQ/Equity Growth PLUS	9,676,184	—	—	—	4,646,085	—	337,868	—
EQ/Franklin Core Balanced	36,504,423	—	—	—	37,078,040	—	178,691	—
EQ/GAMCO Mergers and Acquisitions	5,153,376	590,900	1,919,248	38,987	8,435,501	1,730,981	915,805	121,344
EQ/GAMCO Small Company Value	32,409,327	54,844,630	2,230,442	50,896,289	2,652,869	21,855,106	25,413	6,081,461
EQ/Global Bond PLUS	20,023,438	20,529,283	1,540,756	1,215,987	36,668,541	3,633,829	3,695,126	12,812,525
EQ/Global Multi-Sector Equity	30,890,099	—	764,593	—	42,387,654	—	3,246,863	—
EQ/Intermediate Government Bond	46,272,126	15,771,339	—	—	25,342,585	—	1,352,803	—
EQ/International Core PLUS	17,832,529	—	—	—	36,902,964	—	536,395	—
EQ/International Equity Index	44,296,358	—	19,628	—	53,222,052	—	—	—
EQ/International Value PLUS	22,063,514	—	838,703	—	27,583,276	—	831,056	—
EQ/JPMorgan Value Opportunities	3,532,951	—	46,142	—	4,037,337	—	—	—
EQ/Large Cap Core PLUS	15,886,939	34,526,307	343,745	1,232,003	7,283,433	18,570,256	448,884	977,479
EQ/Large Cap Growth Index	14,196,709	—	—	—	11,221,405	—	132,262	—
EQ/Large Cap Growth PLUS	13,633,938	—	58,250	—	11,340,116	—	198,449	—
EQ/Large Cap Value Index	6,695,005	—	16,390	—	4,851,506	—	114,647	—
EQ/Large Cap Value PLUS	47,122,777	—	132,223	—	40,681,442	—	484,755	—
EQ/Lord Abbett Large Cap Core	2,836,519	—	—	—	1,956,313	—	40,144	—
EQ/MFS International Growth	16,762,010	—	—	—	10,541,227	29,775,517	144,406	—
EQ/Mid Cap Index	12,140,760	—	—	—	7,859,928	—	493,074	—
EQ/Mid Cap Value PLUS	20,129,734	—	—	—	16,073,087	—	963,635	—

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December 31, 2012

	Year Ended December 31, 2012				Year Ended December 31, 2011
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
EQ/Money Market	$—	$—	$1,420	$—	$173,482	$—	$—	$—
EQ/Montag & Caldwell Growth	3,007,613	17,919	—	753,144	1,816,006	—	24,573	—
EQ/Morgan Stanley Mid Cap Growth	2,333,944	16,081,921	—	—	1,919,692	70,973,301	—	6,591,192
EQ/Mutual Large Cap Equity	10,110,824	—	—	—	7,584,282	—	2,144,701	—
EQ/Oppenheimer Global	3,296,810	—	—	—	2,747,980	—	14,770	—
EQ/PIMCO Ultra Short Bond	22,990,812	—	—	—	22,540,417	—	63,413	—
EQ/Quality Bond PLUS	5,103,527	—	—	—	19,934,504	—	86,937	—
EQ/Small Company Index	12,496,621	50,711,773	—	3,597,668	5,738,958	73,630,049	—	1,432,231
EQ/T.Rowe Price Growth Stock	—	—	—	—	—	—	—	—
EQ/Templeton Global Equity	10,171,727	—	—	—	13,764,413	—	515,409	—
EQ/UBS Growth and Income	1,222,143	—	—	—	1,095,885	—	16,037	—
EQ/Van Kampen Comstock	3,761,427	—	—	—	3,904,361	—	—	—
EQ/Wells Fargo Omega Growth	117,349	29,044,971	—	4,873,588	8,922,564	2,975,539	—	8,175,334

Additionally, the following Portfolio had a Return of Capital during the year ended December 31, 2012:

Portfolio:	Return of Capital
EQ/Morgan Stanley Mid Cap Growth	$1,883,694

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid—in capital at December 31, 2012 as follows:

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
All Asset Moderate Growth-Alt 15	$2,699	$(2,545)	$(154)
All Asset Growth-Alt 20	678,006	(678,006)	—
All Asset Aggressive-Alt 25	997	(842)	(155)
AXA Ultra Conservative Strategy	730	(730)	—
AXA Conservative Strategy	692,250	(682,346)	(9,904)
AXA Conservative Growth Strategy	1,449,816	(1,421,182)	(28,634)
AXA Balanced Strategy	3,297,665	(3,226,432)	(71,233)
AXA Moderate Growth Strategy	8,490,437	(8,276,462)	(213,975)
AXA Growth Strategy	3,403,924	(3,320,933)	(82,991)
AXA Aggressive Strategy	362,886	(358,704)	(4,182)
EQ/Franklin Templeton Allocation	(55,503)	60,892	(5,389)
EQ/International ETF	(637)	—	637
AXA Tactical Manager 500	99,417	82,880	(182,297)
AXA Tactical Manager 400	18,430	3,254	(21,684)
AXA Tactical Manager 2000	219,933	47,859	(267,792)
AXA Tactical Manager International	(1,878,384)	1,878,384	—
ATM International	(2,659,103)	2,651,988	7,115
ATM Large Cap	(101,487)	360,226	(258,739)
ATM Mid Cap	66,876	1,271	(68,147)
ATM Small Cap	341,831	188,088	(529,919)

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December 31, 2012

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
EQ/AllianceBernstein Dynamic Wealth Strategies	$209,002	$(208,973)	$(29)
EQ/AllianceBernstein Short-Term Bond	30,443	(5,422)	(25,021)
EQ/AllianceBernstein Small Cap Growth	1,447,240	387,962	(1,835,202)
EQ/AXA Franklin Small Cap Value Core	9,962	161,914	(171,876)
EQ/BlackRock Basic Value Equity	(9,528)	167,088	(157,560)
EQ/Boston Advisors Equity Income	(65,683)	227,461	(161,778)
EQ/Calvert Socially Responsible	4,714	2,058	(6,772)
EQ/Capital Guardian Research	1,097,115	174,061	(1,271,176)
EQ/Common Stock Index	537,140	1,657,222	(2,194,362)
EQ/Core Bond Index	404,776	(33,828)	(370,948)
EQ/Davis New York Venture	(5,363)	5,363	—
EQ/Equity 500 Index	201,454	530,583	(732,037)
EQ/Equity Growth PLUS	(123,314)	196,158	(72,844)
EQ/Franklin Core Balanced	882,301	387,318	(1,269,619)
EQ/GAMCO Mergers and Acquisitions	381,455	(384,349)	2,894
EQ/GAMCO Small Company Value	(538,336)	523,005	15,331
EQ/Global Bond PLUS	(11,448,510)	11,394,335	54,175
EQ/Global Multi-Sector Equity	(312,372)	312,372	—
EQ/Intermediate Government Bond	387,682	(1,485,689)	1,098,007
EQ/International Core PLUS	(567,869)	587,820	(19,951)
EQ/International Equity Index	(337,070)	347,262	(10,192)
EQ/International Value PLUS	936,209	(936,209)	—
EQ/JPMorgan Value Opportunities	78,681	(186,423)	107,742
EQ/Large Cap Core PLUS	(68,789)	68,789	—
EQ/Large Cap Growth Index	46,685	70,252	(116,937)
EQ/Large Cap Growth PLUS	(174,056)	230,433	(56,377)
EQ/Large Cap Value Index	28,886	110,078	(138,964)
EQ/Large Cap Value PLUS	1,043,926	1,424,650	(2,468,576)
EQ/Lord Abbett Large Cap Core	134,345	8,970	(143,315)
EQ/MFS International Growth	(464,975)	492,653	(27,678)
EQ/Mid Cap Index	2,331,661	724,396	(3,056,057)
EQ/Mid Cap Value PLUS	126,794	1,387,962	(1,514,756)
EQ/Money Market	(7,004)	—	7,004
EQ/Montag & Caldwell Growth	2,241	(2,241)	—
EQ/Morgan Stanley Mid Cap Growth	243,925	(243,925)	—
EQ/Mutual Large Cap Equity	3,833,156	(2,747,320)	(1,085,836)
EQ/Oppenheimer Global	178,147	(132,755)	(45,392)
EQ/PIMCO Ultra Short Bond	1,194,161	(1,000,797)	(193,364)
EQ/Quality Bond PLUS	1,127,540	(1,096,738)	(30,802)
EQ/Small Company Index	464,106	(479,231)	15,125
EQ/T. Rowe Price Growth Stock	1,457,538	17,903,287	(19,360,825)
EQ/Templeton Global Equity	11,728	167,885	(179,613)
EQ/UBS Growth and Income	16,508	6,896	(23,404)
EQ/Van Kampen Comstock	(455,401)	511,146	(55,745)
EQ/Wells Fargo Omega Growth	3,727	(3,729)	2

The significant permanent book and tax differences related to the adjustments above are related to reclassification of gains and losses from foreign currency transactions (EQ/Global Bond PLUS and EQ/Mutual Large Cap Equity Portfolio), taxable overdistributions (EQ/Mutual Large Cap Equity Portfolio), reclassifications related to investments in real estate investment trusts (REITs) (EQ/Mutual Large Cap Equity Portfolio), net operating losses (EQ/T. Rowe Price Growth Stock Portfolio) and reclassification of distributions from affiliated fund of fund investments (EQ/T. Rowe Price Growth Stock Portfolio).

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December 31, 2012

Net capital losses and net specified gains/losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolios’ next taxable year. For the year ended December 31, 2012, the Portfolios deferred to January 1, 2013 post-October capital losses of:

Portfolios:	Specified Loss	Short-Term Capital Loss	Long-Term Capital Loss
All Asset Moderate Growth-Alt 15	$—	$—	$—
All Asset Growth-Alt 20	—	—	—
All Asset Aggressive-Alt 25	—	22	—
AXA Ultra Conservative Strategy	—	—	—
AXA Conservative Strategy	—	—	—
AXA Conservative Growth Strategy	—	—	—
AXA Balanced Strategy	—	—	—
AXA Moderate Growth Strategy	—	—	—
AXA Growth Strategy	—	—	—
AXA Aggressive Strategy	—	—	—
EQ/Franklin Templeton Allocation	—	—	314,867
EQ/International ETF	—	—	—
AXA Tactical Manager 500	—	—	—
AXA Tactical Manager 400	—	—	—
AXA Tactical Manager 2000	1,414	—	—
AXA Tactical Manager International	7,626	—	—
ATM International	—	—	1,115,505
ATM Large Cap	—	—	—
ATM Mid Cap	—	—	—
ATM Small Cap	—	—	—
EQ/AllianceBernstein Dynamic Wealth Strategies	—	—	—
EQ/AllianceBernstein Short-Term Bond	—	60,694	—
EQ/AllianceBernstein Small Cap Growth	—	—	—
EQ/AXA Franklin Small Cap Value Core	—	—	—
EQ/BlackRock Basic Value Equity	—	14,268,314	—
EQ/Boston Advisors Equity Income	—	—	—
EQ/Calvert Socially Responsible	—	—	—
EQ/Capital Guardian Research	—	—	—
EQ/Common Stock Index	53,424	194,757	—
EQ/Core Bond Index	—	—	—
EQ/Davis New York Venture	1,946	—	—
EQ/Equity 500 Index	—	220,088	233,843
EQ/Equity Growth PLUS	4,772	—	—
EQ/Franklin Core Balanced	40,962	—	28,092,109
EQ/GAMCO Mergers and Acquisitions	144,518	—	—
EQ/GAMCO Small Company Value	1,618	—	—
EQ/Global Bond PLUS	3,534,888	—	—
EQ/Global Multi-Sector Equity	—	—	—
EQ/Intermediate Government Bond	—	—	—
EQ/International Core PLUS	—	—	—
EQ/International Equity Index	374,036	—	481,131
EQ/International Value PLUS	—	—	—
EQ/JPMorgan Value Opportunities	—	—	—
EQ/Large Cap Core PLUS	—	—	—
EQ/Large Cap Growth Index	5,723	—	—
EQ/Large Cap Growth PLUS	4,004	—	—

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December 31, 2012

Portfolios:	Specified Loss	Short-Term Capital Loss	Long-Term Capital Loss
EQ/Large Cap Value Index	$6,360	$—	$—
EQ/Large Cap Value PLUS	32,860	—	—
EQ/Lord Abbett Large Cap Core	—	21,020	—
EQ/MFS International Growth	129,350	—	3,236,232
EQ/Mid Cap Index	—	—	—
EQ/Mid Cap Value PLUS	598,419	—	—
EQ/Money Market	—	—	—
EQ/Montag & Caldwell Growth	—	—	—
EQ/Morgan Stanley Mid Cap Growth	3,112	—	259,815
EQ/Mutual Large Cap Equity	467,829	—	—
EQ/Oppenheimer Global	21,675	—	—
EQ/PIMCO Ultra Short Bond	127,656	—	—
EQ/Quality Bond PLUS	—	—	401,724
EQ/Small Company Index	—	183,449	—
EQ/T. Rowe Price Growth Stock	1	1,368,053	—
EQ/Templeton Global Equity	50,151	—	—
EQ/UBS Growth and Income	—	142,247	—
EQ/Van Kampen Comstock	345,386	—	—
EQ/Wells Fargo Omega Growth	—	238,384	—

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolios after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolios were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010, if any, are presented in each Portfolio’s Portfolio of Investments.

Fees Paid Indirectly:

For all Portfolios, the Board has approved the payment of certain Trust expenses using brokerage recapture arrangements. These payments are reflected on the Statements of Operations.

Securities Lending:

For all Portfolios (excluding Allocation Portfolios), the Board has approved the lending of portfolio securities, through JPMorgan Chase Bank N.A. (“JPMorgan Chase”), acting as lending agent. By lending investment securities, a Portfolio attempts to increase its net investment income through the return on the investment of cash collateral received on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned (or dividends declared during the term of the loan) would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of a Portfolio’s securities will generally be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. JPMorgan Chase will indemnify each Portfolio from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan Chase invests the cash collateral on behalf of the Portfolios and retains a portion of the investment return. Cash collateral is invested on behalf of a Portfolio in a manner similar to the Portfolio’s investment of its cash reserves and the Portfolio bears all of the gains and losses on such investment. None of the Portfolios had any loans outstanding for the period ended December 31, 2012.

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December 31, 2012

Sale-Buybacks:

The EQ/PIMCO Ultra Short Bond Portfolio entered into financing transactions referred to as ‘sale-buybacks’ during the year ended December 31, 2012. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Portfolio’s Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Portfolio’s Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Portfolio’s Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid to cover its obligations under sale-buyback transactions. No Portfolio had open sale-buybacks at December 31, 2012.

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Portfolio’s financial statements. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

Accounting for Derivative Instruments:

Following is a description of how and why the Portfolios use derivative instruments, the type of derivatives utilized by the Portfolios during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Portfolios may use derivatives in an attempt to achieve an economic hedge, the Portfolio’s derivatives are not accounted for as hedging instruments because the Portfolios account for their derivatives at fair value and record any changes in fair value in current period earnings. All open derivative positions at period end are reflected on each respective Portfolio’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Portfolio’s Portfolio of Investments.

Options Written:

Certain Portfolios write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain

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December 31, 2012

Portfolios purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale (or cost of) purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Futures Contracts, Options on Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Portfolios are rights to buy, or sell a futures contract for a set price in the future. Certain Portfolios buy or sell futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from or cost of the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, a Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Each of the AXA Tactical Manager 500 Portfolio, AXA Tactical Manager 400 Portfolio, AXA Tactical Manager 2000 Portfolio, AXA Tactical Manager International Portfolio, ATM International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio, ATM Small Cap Portfolio, EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, EQ/AllianceBernstein Short-Term Bond Portfolio, EQ/AllianceBernstein Small Cap Growth Portfolio, EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Common Stock Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/Equity Growth PLUS Portfolio, EQ/Franklin Core Balanced Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/International Core PLUS Portfolio, EQ/International Equity Index Portfolio, EQ/ International Value PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Large Cap Value Index Portfolio, EQ/ Large Cap Value PLUS Portfolio, EQ/Mid Cap Index Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Small Company Index Portfolio and EQ/Templeton Global Equity Portfolio used futures contracts during the year ended December 31, 2012. Each Portfolio used futures to equitize cash or to increase or decrease the

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

level of equity exposure during periods when market volatility differed from specific thresholds set for each Portfolio. Information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio. The market value of investments pledged and/or cash pledged to cover margin requirements can be found in the Portfolio of Investments and/or Statement of Assets and Liabilities for each Portfolio. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

Certain Portfolios make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if they designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is a risk in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends. The use of forward commitments may result in market risk to the Portfolios that is greater than if the Portfolios had engaged solely in transactions that settle in the customary time.

The Portfolios may be exposed to foreign currency risks associated with portfolio investments. During the reporting period, the Portfolios entered into certain forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge or otherwise manage these exposures. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Portfolios on a daily basis and realized gains or losses are recorded on the settlement date of a contract.

Certain Portfolios purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios also buy forward foreign currency exchange contracts to gain exposure to currencies. The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Market and Credit Risk:

Written options, futures contracts, forward commitments and forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio’s futures transactions. Forward commitments, forward foreign currency exchange contracts and over-the-counter options are executed directly with the counterparty and not

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December 31, 2012

through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

Recent Accounting Standard:

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a Portfolio’s financial position. This ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Manager believes the adoption of this ASU will not have a material impact on the Portfolios’ financial statements.

Note 2	Management of the Trust

The Trust has entered into three separate investment management agreements (the “Management Agreements”) with AXA FMG. With the exception of the All Asset Portfolios, EQ/Franklin Templeton Allocation Portfolio, and the AXA Strategy Portfolios, the Management Agreements state that the Manager will, among other things: (i) have overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) select and contract with the Advisers to manage the investment operations and composition of each and every Portfolio; (iii) monitor the Advisers’ investment programs and results; (iv) oversee compliance by the Trust with various federal and state statutes; and (v) carry out the directives of the Board. With respect to the Management Agreements for the All Asset Portfolios, EQ/Franklin Templeton Allocation Portfolio, and the AXA Strategy Portfolios, the Management Agreements provide that the Manager will, among other things: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios, as applicable, in which to invest and the appropriate allocations for each Portfolio; (iii) monitor the investment programs and results; (iv) apprise the Trust of developments materially affecting the Portfolios; (v) oversee compliance by the Portfolio with various federal and state statutes; and (vi) carry out the directives of the Board. For the year ended December 31, 2012, for its services under the Management Agreements, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
All Asset Moderate Growth-Alt 15	0.100% of average daily net assets
All Asset Growth-Alt 20	0.100% of average daily net assets
All Asset Aggressive-Alt 25	0.100% of average daily net assets
AXA Ultra Conservative Strategy	0.100% of average daily net assets
AXA Conservative Strategy	0.100% of average daily net assets
AXA Conservative Growth Strategy	0.100% of average daily net assets
AXA Balanced Strategy	0.100% of average daily net assets
AXA Moderate Growth Strategy	0.100% of average daily net assets
AXA Growth Strategy	0.100% of average daily net assets
AXA Aggressive Strategy Portfolio	0.100% of average daily net assets
EQ/Franklin Templeton Allocation	0.050% of average daily net assets

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Money Market	0.350%	0.325%	0.280%	0.270%	0.250%
EQ/PIMCO Global Real Return	0.600%	0.575%	0.550%	0.530%	0.520%
EQ/PIMCO Ultra Short Bond	0.500%	0.475%	0.450%	0.430%	0.420%

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December 31, 2012

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/AllianceBernstein Dynamic Wealth Strategies	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AXA Franklin Small Cap Value Core	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/BlackRock Basic Value Equity	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Boston Advisors Equity Income	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Capital Guardian Research	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Davis New York Venture	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Franklin Core Balanced	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/GAMCO Mergers and Acquisitions	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/GAMCO Small Company Value	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Global Multi-Sector Equity	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/JPMorgan Value Opportunities	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Lord Abbett Large Cap Core	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/MFS International Growth	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Montag & Caldwell Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Morgan Stanley Mid Cap Growth	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Mutual Large Cap Equity	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Oppenheimer Global	0.950%	0.900%	0.875%	0.850%	0.825%
EQ/T. Rowe Price Growth Stock	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Templeton Global Equity	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/UBS Growth and Income	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Van Kampen Comstock	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Wells Fargo Omega Growth	0.650%	0.600%	0.575%	0.550%	0.525%

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/AllianceBernstein Small Cap Growth	0.550%	0.500%	0.475%	0.450%	0.425%
EQ/Emerging Markets Equity PLUS	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Equity Growth PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/International Core PLUS	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/International Small Cap PLUS	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/International Value PLUS	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Large Cap Core PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/Large Cap Growth PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/Large Cap Value PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/Mid Cap Value PLUS	0.550%	0.500%	0.475%	0.450%	0.425%
EQ/Natural Resources PLUS	0.550%	0.500%	0.475%	0.450%	0.425%
EQ/Real Estate PLUS	0.550%	0.500%	0.475%	0.450%	0.425%

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $2 Billion	Thereafter
EQ/AllianceBernstein Short Duration Government Bond	0.450%	0.430%	0.410%
EQ/AllianceBernstein Short-Term Bond	0.450%	0.430%	0.410%

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December 31, 2012

	(as a percentage of average daily net assets)
Portfolios:	First $3 Billion	Next $4 Billion	Thereafter
AXA Tactical Manager 500	0.450%	0.430%	0.410%
AXA Tactical Manager 400	0.450%	0.430%	0.410%
AXA Tactical Manager 2000	0.450%	0.430%	0.410%
AXA Tactical Manager International	0.450%	0.430%	0.410%
ATM International	0.450%	0.430%	0.410%
ATM Large Cap	0.450%	0.430%	0.410%
ATM Mid Cap	0.450%	0.430%	0.410%
ATM Small Cap	0.450%	0.430%	0.410%

	(as a percentage of average daily net assets)
Portfolios:	First $4 Billion	Next $4 Billion	Thereafter
EQ/International ETF	0.400%	0.390%	0.380%
EQ/Calvert Socially Responsible	0.500%	0.490%	0.480%
EQ/Common Stock Index	0.350%	0.340%	0.330%
EQ/Core Bond Index	0.350%	0.340%	0.330%
EQ/Equity 500 Index	0.250%	0.240%	0.230%
EQ/Global Bond PLUS	0.550%	0.530%	0.510%
EQ/High Yield Bond	0.600%	0.580%	0.560%
EQ/International Equity Index	0.400%	0.390%	0.380%
EQ/Intermediate Government Bond	0.350%	0.340%	0.330%
EQ/Large Cap Growth Index	0.350%	0.340%	0.330%
EQ/Large Cap Value Index	0.350%	0.340%	0.330%
EQ/Mid Cap Index	0.350%	0.340%	0.330%
EQ/Quality Bond PLUS	0.400%	0.380%	0.360%
EQ/Small Company Index	0.250%	0.240%	0.230%

Prior to September 1, 2012, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

	(as a percentage of average daily net assets)
Portfolios:	First $4 Billion	Thereafter
EQ/Calvert Socially Responsible	0.500%	0.490%
EQ/Common Stock Index	0.350%	0.340%
EQ/Core Bond Index	0.350%	0.340%
EQ/Equity 500 Index	0.250%	0.240%
EQ/International Equity Index	0.400%	0.390%
EQ/Intermediate Government Bond	0.350%	0.340%
EQ/Large Cap Growth Index	0.350%	0.340%
EQ/Large Cap Value Index	0.350%	0.340%
EQ/Mid Cap Index	0.350%	0.340%
EQ/Small Company Index	0.250%	0.240%

Portfolio:	Management Fee
EQ/International ETF	0.400% of average daily net assets

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December 31, 2012

	(as a percentage of average daily net assets)
Portfolios:	First $400 Million	Next $400 Million	Thereafter
EQ/GAMCO Small Company Value	0.800%	0.750%	0.700%
EQ/T. Rowe Price Growth Stock	0.800%	0.750%	0.700%

	(as a percentage of average daily net assets)
Portfolio:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/AllianceBernstein Small Cap Growth	0.750%	0.700%	0.675%	0.650%	0.625%

On behalf of the Trust, with the exception of the All Asset Portfolios, EQ/Franklin Templeton Allocation Portfolio, EQ/International ETF Portfolio, and the AXA Strategy Portfolios, the Manager has entered into an investment advisory agreement (“Advisory Agreements”) with each of the Advisers for the Trust’s Portfolios. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

Note 3	Administrative Fees

AXA FMG serves as Administrator to the Trust. As Administrator, AXA FMG provides the Trust with necessary administrative, fund accounting, and compliance services. AXA FMG may carry its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays AXA FMG an annual fee payable monthly as follows:

Each Multiadviser Portfolio (excluding the Tactical Portfolios) pays an annual fixed charge of $32,500 for each Multiadviser Portfolio and for each portion of the Multiadviser Portfolio for which separate administrative services are provided, (i.e., each adviser in the multi-advised structure) plus:

Total Average Daily Net Asset Charge of the Multiadviser Portfolios (excluding the Tactical Portfolios)

0.15% on the first $20 billion

0.125% on the next $5 billion

0.10% in excess of $25 billion

The EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio and the Tactical Portfolios each pay an annual fixed charge of $32,500 for each Portfolio and for each allocated portion of the Portfolio for which separate administrative services are provided, plus:

Total Average Daily Net Asset Charge of EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio and the Tactical Portfolios

0.15% on the first $20 billion

0.125% on the next $5 billion

0.10% in excess of $25 billion

The All Asset Portfolios, EQ/Franklin Templeton Allocation Portfolio and AXA Strategy Portfolios each pay an annual rate of $32,500 per portfolio, plus:

Total Average Daily Net Asset Charge of the All Asset Portfolios, EQ/Franklin Templeton Allocation Portfolio and AXA Strategy Portfolios

0.15% of the first $15 billion

0.125% of the next $5 billion

0.10% on assets thereafter, to be calculated on a per portfolio basis.

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December 31, 2012

For all other Portfolios:

All other Portfolios each pay an annual fixed charge of $30,000, plus:

Total Trust Average Daily Net Asset Charge for all other Portfolios*

0.12% on the first $3 billion

0.11% on the next $3 billion

0.105% on the next $4 billion

0.10% on the next $20 billion

0.0975% in excess of $30 billion

*	With the exception of the All Asset Portfolios, EQ/Franklin Templeton Allocation Portfolio, EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, AXA Strategy Portfolios, Tactical Portfolios and the Multiadviser Portfolios.

Pursuant to a sub-administration arrangement with AXA FMG, JPMorgan Investor Services Co. (“Sub-administrator”) provides the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

Note 4	Custody Fees

The Trust has entered into a Custody Agreement with JPMorgan Chase, an affiliate of the sub-administrator. The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPMorgan Chase serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and JPMorgan Chase, JPMorgan Chase maintains and deposits in separate accounts, cash, securities and other assets of the Portfolios. JPMorgan Chase is also required, upon the order of the Trust, to deliver securities held by JPMorgan Chase, and to make payments for securities purchased by the Trust. JPMorgan Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Note 5	Concentration of Credit Risk

At December 31, 2012, certain Portfolios maintained significant cash balances or significant foreign currency balances with JPMorgan Chase or its affiliates. The Portfolios are subject to credit risk arising should JPMorgan Chase or its affiliates be unable to fulfill their obligations.

Note 6	Distribution Plans

The Trust has entered into distribution agreements with AXA Distributors, LLC (“AXA Distributors”), an indirect wholly-owned subsidiary of AXA Equitable ( the “Distributor”), pursuant to which the Distributor serves as the principal underwriter of the Class IA, Class IB and Class K shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to each of Class IA and Class IB shares of the Trust (“Distribution Plans”). The Distribution Plans provide that the Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IA and Class IB shares for which it provides service.

Prior to March 1, 2012, EQ/Global Bond PLUS Portfolio did not adopt a Distribution Plan for Class IA shares.

Note 7	Expense Limitation

The Manager has contractually agreed to limit the expenses of certain Portfolios (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which a Portfolio invests and extraordinary expenses) through April 30, 2013 (unless the Board consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”),

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December 31, 2012

pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of such Portfolios’ Class K Shares (Class IA and Class IB shares would be 0.25% higher due to the annual fee under the Trust’s Distribution Plans) are limited to:

0.10% of average daily net assets of the

All Asset Moderate Growth-Alt 15 Portfolio

All Asset Growth-Alt 20 Portfolio

All Asset Aggressive-Alt 25 Portfolio

0.15% of average daily net assets of the

EQ/Franklin Templeton Allocation Portfolio

0.55% of average daily net assets of the

EQ/International ETF Portfolio

0.60% of average daily net assets of the

EQ/Quality Bond PLUS Portfolio

0.65% of average daily net assets of the

EQ/AllianceBernstein Short-Term Bond Portfolio

EQ/AllianceBernstein Short Duration Government Bond Portfolio

0.70% of average daily net assets of the

ATM International Portfolio

ATM Large Cap Portfolio

ATM Mid Cap Portfolio

ATM Small Cap Portfolio

AXA Tactical Manager 400 Portfolio

AXA Tactical Manager 500 Portfolio

AXA Tactical Manager 2000 Portfolio

AXA Tactical Manager International Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

0.72% of average daily net assets of the

EQ/Capital Guardian Research Portfolio

0.75% of average daily net assets of the

EQ/Equity Growth PLUS Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core PLUS Portfolio

EQ/Large Cap Growth PLUS Portfolio

EQ/Large Cap Value PLUS Portfolio

EQ/Lord Abbett Large Cap Core Portfolio

EQ/PIMCO Global Real Return Portfolio

EQ/Van Kampen Comstock Portfolio

0.80% of average daily net assets of the

EQ/Boston Advisors Equity Income Portfolio

EQ/Mid Cap Value PLUS Portfolio

EQ/UBS Growth and Income Portfolio

0.85% of average daily net assets of the

EQ/International Core PLUS Portfolio

EQ/International Value PLUS Portfolio

EQ/Morgan Stanley Mid Cap Growth Portfolio

EQ/Natural Resources PLUS Portfolio

EQ/Real Estate PLUS Portfolio

0.90% of average daily net assets of the

EQ/Calvert Socially Responsible Portfolio

EQ/Wells Fargo Omega Growth Portfolio

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December 31, 2012

0.95% of average daily net assets of the

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio

EQ/High Yield Bond Portfolio

EQ/Montag & Caldwell Growth Portfolio

EQ/T.Rowe Price Growth Stock Portfolio

1.00% of average daily net assets of the

EQ/Emerging Markets Equity PLUS Portfolio

EQ/International Small Cap PLUS Portfolio

1.05% of average daily net assets of the

EQ/AXA Franklin Small Cap Value Core Portfolio

EQ/Franklin Core Balanced Portfolio

EQ/Mutual Large Cap Equity Portfolio

1.10% of average daily net assets of the

EQ/Oppenheimer Global Portfolio

EQ/Templeton Global Equity Portfolio

The expenses as a percentage of daily average net assets (excluding the 0.25% annual fee under the Trust’s Distribution Plans) for each AXA Allocation Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expense, but inclusive of Underlying Portfolios fees and expenses) are limited to:

Portfolios:
AXA Ultra Conservative Strategy Portfolio	0.70%
AXA Conservative Strategy Portfolio	0.70%
AXA Conservative Growth Strategy Portfolio	0.75%
AXA Balanced Strategy Portfolio	0.80%
AXA Moderate Growth Strategy Portfolio	0.85%
AXA Growth Strategy Portfolio	0.85%
AXA Aggressive Strategy Portfolio	0.90%

The Manager first waives its management fees, then waives its administration fees, and then reimburses the Portfolio’s expenses out of its own resources. Each Portfolio may at a later date reimburse to the Manager the management fees waived or other expenses assumed and paid for by the Manager pursuant to the Expense Limitation Agreement within the prior three fiscal years, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio’s total annual expense ratio is less than the respective percentages stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Trust’s Board of Trustees. Any reimbursement, called recoupment fees on the Statement of Operations, will be based on the earliest fees waived or assumed by the Manager. During the year ended December 31, 2012, the Manager received a total of $1,173,257 in recoupment for all of the Portfolios within the Trust. At December 31, 2012, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

Portfolios:	2013	2014	2015	Total Eligible For Reimbursement
All Asset Moderate Growth-Alt 15	$—	$—	$85,990	$85,990
All Asset Growth-Alt 20	690,894	615,401	735,137	2,041,432
All Asset Aggressive-Alt 25	—	—	85,981	85,981
AXA Ultra Conservative Strategy	—	55,442	103,381	158,823
AXA Conservative Strategy	196,774	352,155	473,041	1,021,970
AXA Conservative Growth Strategy	245,317	428,784	529,179	1,203,280
AXA Balanced Strategy	268,386	475,211	508,412	1,252,009

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December 31, 2012

Portfolios:	2013	2014	2015	Total Eligible For Reimbursement
AXA Moderate Growth Strategy	$270,490	$351,088	$93,975	$715,553
AXA Growth Strategy	289,958	321,578	239,927	851,463
AXA Aggressive Strategy	—	—	81,092	81,092
EQ/Franklin Templeton Allocation	986,866	985,181	1,003,028	2,975,075
EQ/International ETF	36,642	—	26,602	63,244
AXA Tactical Manager 400	86,146	30,012	18,898	135,056
EQ/AllianceBernstein Dynamic Wealth Strategies	—	78,544	69,775	148,319
EQ/Boston Advisors Equity Income	555,128	567,667	741,563	1,864,358
EQ/Capital Guardian Research	558,047	539,188	611,901	1,709,136
EQ/JPMorgan Value Opportunities	—	—	23,996	23,996
EQ/Lord Abbett Large Cap Core	103,152	106,933	149,007	359,092
EQ/Oppenheimer Global	11,495	26,839	37,747	76,081
EQ/Quality Bond PLUS	670,666	1,189,151	204,227	2,064,044
EQ/UBS Growth and Income	146,507	171,643	206,863	525,013
EQ/Van Kampen Comstock	132,577	94,020	151,518	378,115

During the year ended December 31, 2012, the Manager voluntarily waived Investment Management fees for certain portfolios. These amounts are as follows and are not eligible for recoupment:

Portfolios:	Voluntary Waivers
EQ/Davis New York Venture Portfolio	$ 146,254
EQ/Money Market Portfolio	4,817,030
EQ/Oppenheimer Global Portfolio	154,962
EQ/Quality Bond PLUS Portfolio	1,492,915
EQ/T. Rowe Price Growth Stock Portfolio	116,353

During the year ended December 31, 2012, the Distributor voluntarily waived $3,430,835 of Distribution fees for the EQ/Money Market Portfolio Class IA and Class IB shares. This amount is not eligible for recoupment.

The All Asset Portfolios invests in shares of other mutual funds (the “Underlying Portfolios”) managed by AXA FMG and exchange traded securities of other investment companies (“Underlying ETFs”). Therefore, the All Asset Portfolios, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the Underlying ETFs and the investment return of the All Asset Portfolios is reduced by each Underlying Portfolio’s and each Underlying ETF’s expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with the All Asset Portfolios’ investments in Underlying Portfolios and Underlying ETFs is:

Portfolio:	Range of Expenses
All Asset Moderate Growth-Alt 15	0.50% to 0.75%
All Asset Growth-Alt 20	0.50% to 0.75%
All Asset Aggressive-Alt 25	0.55% to 0.80%

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

The AXA Strategy Portfolios invest in shares of Underlying Portfolios. Therefore, each of the AXA Strategy Portfolios, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each of the AXA Strategy Portfolios are indirectly reduced by each Underlying Portfolio’s expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with each of the AXA Strategy Portfolios’ investments in Underlying Portfolios is:

Portfolios:	Range of Expenses
AXA Ultra Conservative Strategy	0.35% to 0.60%
AXA Conservative Strategy	0.40% to 0.65%
AXA Conservative Growth Strategy	0.45% to 0.70%
AXA Balanced Strategy	0.45% to 0.70%
AXA Moderate Growth Strategy	0.45% to 0.70%
AXA Growth Strategy	0.50% to 0.75%
AXA Aggressive Strategy	0.50% to 0.75%

The EQ/Franklin Templeton Allocation Portfolio invests exclusively in shares of Underlying Portfolios managed by AXA FMG. Therefore, the EQ/Franklin Templeton Allocation Portfolio, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of the EQ/Franklin Templeton Allocation Portfolio is reduced by each Underlying Portfolio’s expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with the EQ/Franklin Templeton Allocation Portfolio’s investments in Underlying Portfolios is:

Portfolio:	Range of Expenses
EQ/Franklin Templeton Allocation	0.75% to 1.00%

Note 8	Percentage of Ownership by Affiliates

At December 31, 2012, AXA Equitable held investments in each of the Portfolios as follows:

Portfolio:	Percentage of Ownership
All Asset Moderate Growth-Alt 15	59.92%
All Asset Growth-Alt 20	0.01
All Asset Aggressive-Alt 25	99.60
AXA Ultra Conservative Strategy	35.10
AXA Conservative Strategy	0.02
AXA Conservative Growth Strategy	0.02
AXA Balanced Strategy	0.01
AXA Moderate Growth Strategy	0.01
AXA Growth Strategy	0.01
AXA Aggressive Strategy	0.11
EQ/Franklin Templeton Allocation	0.01
EQ/International ETF	0.83
AXA Tactical Manager 500	0.01
AXA Tactical Manager 400	0.12
AXA Tactical Manager 2000	0.02
AXA Tactical Manager International	0.02
ATM International	—	#
ATM Large Cap	—	#
ATM Mid Cap	0.03
ATM Small Cap	0.01

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December 31, 2012

Portfolio:	Percentage of Ownership
EQ/AllianceBernstein Dynamic Wealth Strategies	1.67%
EQ/AllianceBernstein Short Term Bond	—	#
EQ/AllianceBernstein Small Cap Growth	0.01
EQ/AXA Franklin Small Cap Value Core	0.04
EQ/BlackRock Basic Value Equity	0.01
EQ/Boston Advisors Equity Income	0.01
EQ/Calvert Socially Responsible	0.38
EQ/Capital Guardian Research	0.03
EQ/Common Stock Index	0.19
EQ/Core Bond Index	—	#
EQ/Davis New York Venture	0.04
EQ/Equity 500 Index	0.01
EQ/Equity Growth PLUS	0.02
EQ/Franklin Core Balanced	0.02
EQ/GAMCO Mergers and Acquisitions	0.03
EQ/GAMCO Small Company Value	0.01
EQ/Global Bond PLUS	0.02
EQ/Global Multi-Sector Equity	0.02
EQ/Intermediate Government Bond	—	#
EQ/International Core PLUS	0.01
EQ/International Equity Index	0.03
EQ/International Value PLUS	0.02
EQ/JPMorgan Value Opportunities	0.04
EQ/Large Cap Core PLUS	0.03
EQ/Large Cap Growth Index	0.01
EQ/Large Cap Growth PLUS	0.02
EQ/Large Cap Value Index	0.64
EQ/Large Cap Value PLUS	0.02
EQ/Lord Abbett Large Cap Core	0.08
EQ/MFS International Growth	—	#
EQ/Mid Cap Index	0.03
EQ/Mid Cap Value PLUS	0.03
EQ/Money Market	0.08
EQ/Montag & Caldwell Growth	—	#
EQ/Morgan Stanley Mid Cap Growth	—	#
EQ/Mutual Large Cap Equity	0.05
EQ/Oppenheimer Global	0.05
EQ/PIMCO Ultra Short Bond	0.01
EQ/Quality Bond PLUS	0.06
EQ/Small Company Index	0.20
EQ/T.Rowe Price Growth Stock	0.02
EQ/Templeton Global Equity	0.01
EQ/UBS Growth and Income	0.02
EQ/Van Kampen Comstock	0.04
EQ/Wells Fargo Omega Growth	0.01

#	Percentage of ownership is less than 0.005%.

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December 31, 2012

Shares of some of the Portfolios are held by the All Asset Portfolios, EQ/Franklin Templeton Allocation Portfolio, AXA Strategy Portfolios, and the AXA Allocation Portfolios and Target Allocation Portfolios of the AXA Premier VIP Trust, an entity also advised by AXA FMG. The following tables represent the percentage of ownership that the All Asset Portfolios, the EQ/ Franklin Templeton Allocation Portfolio, each AXA Strategy Portfolio, and each AXA Allocation Portfolio and Target Allocation Portfolio has in each respective underlying investment company’s net assets as of December 31, 2012.

	All Asset Moderate Growth-Alt 15		All Asset Growth- Alt 20	All Asset Aggressive- Alt 25		EQ/Franklin Templeton Allocation
EQ/AllianceBernstein Small Cap Growth Portfolio	—	#%	0.81%	—	#%	—%
EQ/BlackRock Basic Value Equity Portfolio	—	#	0.72	—	#	—
EQ/Boston Advisors Equity Income Portfolio	—	#	0.74	—	#	—
EQ/Core Bond Index Portfolio	—	#	0.01	—		—
EQ/Davis New York Venture Portfolio	0.01		2.91	0.01		—
EQ/Equity 500 Index Portfolio	—	#	0.68	—	#	—
EQ/Franklin Core Balanced Portfolio	—		—	—		37.69
EQ/GAMCO Mergers and Acquisitions Portfolio	0.01		4.24	0.01		—
EQ/GAMCO Small Company Value Portfolio	—	#	0.72	—	#	—
EQ/Global Bond PLUS Portfolio	0.01		1.76	—	#	—
EQ/Intermediate Government Bond Portfolio	—	#	0.06	—	#	—
EQ/International Core PLUS Portfolio	—	#	1.18	—	#	—
EQ/International Equity Index Portfolio	—	#	0.02	—	#	—
EQ/MFS International Growth Portfolio	—	#	1.40	—	#	—
EQ/Mid Cap Index Portfolio	—	#	0.05	—	#	—
EQ/Morgan Stanley Mid Cap Growth Portfolio	—	#	0.30	—	#	—
EQ/Mutual Large Cap Equity Portfolio	—		—	—		65.88
EQ/PIMCO Ultra Short Bond Portfolio	—	#	0.08	—		—
EQ/Small Company Index Portfolio	—	#	0.24	—	#	—
EQ/T.Rowe Price Growth Stock Portfolio	—	#	1.39	—	#	—
EQ/Templeton Global Equity Portfolio	—		—	—		62.84
Multimanager Core Bond Portfolio	—	#	0.37	—	#	—

#	Less than 0.005%

	AXA Conservative Strategy	AXA Conservative Growth Strategy	AXA Ultra Conservative Growth Strategy		AXA Balanced Strategy	AXA Moderate Growth Strategy	AXA Growth Strategy	AXA Aggressive Strategy
AXA Tactical Manager 2000 Portfolio	2.27%	6.84%	—	#%	16.68%	45.35%	18.67%	2.15%
AXA Tactical Manager 400 Portfolio	2.46	4.75	—	#	11.55	29.23	13.64	1.34
AXA Tactical Manager 500 Portfolio	2.36	6.92	—	#	16.96	46.12	19.42	2.27
AXA Tactical Manager International Portfolio	2.05	6.15	—	#	15.26	42.04	17.66	2.02
EQ/AllianceBernstein Short-Term Bond Portfolio	12.71	13.67	—		22.09	39.98	10.80	0.74
EQ/Core Bond Index Portfolio	2.39	2.60	—		4.28	7.77	2.11	0.14
EQ/Intermediate Government Bond Portfolio	2.53	2.73	—	#	4.46	8.03	2.16	0.14

#	Less than 0.005%

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
EQ/International ETF Portfolio	1.18%	2.90%	25.61%	37.36%	12.92%
ATM International Portfolio	1.93	4.17	32.39	46.35	15.16
ATM Large Cap Portfolio	3.66	5.13	29.10	44.53	17.57
ATM Mid Cap Portfolio	2.03	6.42	31.06	45.66	14.80
ATM Small Cap Portfolio	0.52	3.62	27.29	51.55	17.00
EQ/AllianceBernstein Small Cap Growth Portfolio	0.22	1.33	11.72	20.45	5.66
EQ/AXA Franklin Small Cap Value Core Portfolio	—	1.21	14.54	27.34	11.33
EQ/BlackRock Basic Value Equity Portfolio	1.32	1.74	8.69	10.88	3.03
EQ/Boston Advisors Equity Income Portfolio	2.70	4.04	19.43	22.83	5.10
EQ/Core Bond Index Portfolio	8.73	5.69	23.93	15.64	1.40
EQ/Davis New York Venture Portfolio	0.25	0.18	1.42	1.23	—
EQ/GAMCO Small Company Value Portfolio	0.41	0.80	6.13	7.41	4.10
EQ/Global Bond PLUS Portfolio	3.36	2.15	9.11	—	—
EQ/Global Multi-Sector Equity Portfolio	0.50	1.36	8.76	10.51	3.37
EQ/Intermediate Government Bond Portfolio	10.91	7.09	30.06	20.09	1.73
EQ/International Core PLUS Portfolio	0.59	1.09	8.78	13.00	4.23
EQ/International Equity Index Portfolio	0.11	0.27	1.22	4.20	3.36
EQ/International Value Plus Portfolio	0.31	0.76	5.94	10.42	6.03
EQ/Large Cap Core PLUS Portfolio	2.96	4.15	22.60	29.42	10.65
EQ/Large Cap Growth Index Portfolio	1.52	1.88	8.88	17.01	9.49
EQ/Large Cap Growth PLUS Portfolio	1.84	2.48	15.61	21.55	7.72
EQ/Large Cap Value PLUS Portfolio	0.45	0.83	5.50	10.32	5.86
EQ/MFS International Growth Portfolio	1.34	2.66	19.53	25.81	10.46
EQ/Mid Cap Index Portfolio	—	0.30	0.90	0.90	0.45
EQ/PIMCO Ultra Short Bond Portfolio	9.55	6.19	25.92	16.87	1.50
EQ/Small Company Index Portfolio	—	0.38	2.27	2.27	0.71

	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation
EQ/International ETF Portfolio	3.96%	6.38%	4.48%	2.98%
EQ/Core Bond Index Portfolio	0.14	0.11	0.04	0.02
EQ/Equity 500 Index Portfolio	0.42	0.90	0.70	0.48
EQ/Global Bond PLUS Portfolio	0.74	0.63	0.23	—
EQ/Global Multi-Sector Equity Portfolio	0.50	0.77	0.53	0.35
EQ/PIMCO Ultra Short Bond Portfolio	0.15	0.12	0.04	0.01
EQ/Small Company Index Portfolio	0.28	0.68	0.56	0.39

Note 9	Substitution, Reorganization and In-Kind Transactions

At a meeting held on August 7, 2012, the Board of Trustees ratified the redemption in-kind transfer from EQ/Intermediate Government Bond Portfolio (“IGB”) to EQ/Quality Bond PLUS Portfolio (“QBP”). During the year ended December 31, 2012, IGB transferred securities and cash to QBP in connection with a redemption-in-kind transaction. Valuation of these securities at the time of transfer was in the accordance with the Fund’s valuation policy. For GAAP purposes, the transaction

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

was treated as sale of securities, and the resulting gain of $3,307,881 was recognized based on the market value of the securities of $527,631,645 on the date of transfer. For tax purposes, the gain is not recognized by IGB. The market value of these securities transferred is excluded from the IGB portfolio turnover and net proceeds of sales and redemptions. The realized gain from the redemption in-kind is netted and recorded in Net Realized Gain on Securities on the Statement of Operations. QBP recorded these securities on the transfer date at their market value.

After the close of business May 20, 2011, EQ/Large Cap Growth PLUS Portfolio acquired the net assets of the EQ/Capital Guardian Growth Portfolio pursuant to a Plan of Reorganization and Termination as approved by shareholders on April 20, 2011. For accounting purposes, this transaction is treated as a merger. The purpose of this merger was to combine funds managed by AXA FMG with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/Large Cap Growth PLUS Portfolio issuing 87,000 Class IA shares and 21,272,958 Class IB shares (valued at $1,560,495 and $373,711,126, respectively) in exchange for 113,086 Class IA shares and 26,966,824 Class IB shares of the EQ/Capital Guardian Growth Portfolio. The securities held by EQ/Capital Guardian Growth Portfolio, with a fair value of $375,595,351 and identified cost of $356,588,302 at May 20, 2011, were the principal assets acquired by EQ/Large Cap Growth PLUS Portfolio. For financial reporting purposes, assets received and shares issued by EQ/Large Cap Growth PLUS Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/Capital Guardian Growth Portfolio was carried forward to align ongoing reporting of EQ/Large Cap Growth PLUS Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. EQ/Capital Guardian Growth Portfolio’s net assets at the merger date of $375,271,621, including $19,007,049 of unrealized appreciation, were combined with those of EQ/ Large Cap Growth PLUS Portfolio. Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of EQ/Large Cap Growth PLUS Portfolio, pro forma results of operations for the year ended December 31, 2011 would include net investment income of $11,545,797, and net loss on investments of $77,382,058, resulting in an decrease in net assets from operations of $65,836,261. Because the combined investment portfolios have been managed as a single integrated portfolio since acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Capital Guardian Growth Portfolio that have been included in EQ/Large Cap Growth PLUS Portfolio’s statement of operations since the merger date, May, 20, 2011. Prior to the combination, the net assets of the EQ/Large Cap Growth PLUS Portfolio totaled $1,836,868,652. Immediately after the combination, the net assets of the EQ/Large Cap Growth PLUS Portfolio totaled $2,212,140,273.

After the close of business May 20, 2011, EQ/Large Cap Value Index Portfolio acquired the net assets of the EQ/Lord Abbett Growth & Income Portfolio pursuant to a Plan of Reorganization and Termination as approved by shareholders on April 20, 2011. For accounting purposes, this transaction is treated as a merger. The purpose of this merger was to combine funds managed by AXA FMG with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/Large Cap Value Index Portfolio issuing 5,273,823 Class IA shares and 35,875,836 Class IB shares (valued at $29,679,721 and $201,129,450, respectively) in exchange for 2,784,566 Class IA shares and 18,821,483 Class IB shares of the EQ/Lord Abbett Growth & Income Portfolio. The securities held by EQ/Lord Abbett Growth & Income Portfolio, with a fair value of $230,631,127 and identified cost of $216,571,530 at May 20, 2011, were the principal assets acquired by EQ/Large Cap Value Index Portfolio. For financial reporting purposes, assets received and shares issued by EQ/ Large Cap Value Index Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/Lord Abbett Growth & Income Portfolio was carried forward to align ongoing reporting of EQ/Large Cap Value Index Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. EQ/Lord Abbett Growth & Income Portfolio’s net assets at the merger date of $230,809,171, including $14,059,597 of unrealized appreciation, were combined with those of EQ/Large Cap Value Index Portfolio. Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of EQ/Large Cap Value Index Portfolio, pro forma results of operations for the year ended December 31, 2011 would include net investment income of $5,087,053, and net loss on investments

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EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

of $13,535,685, resulting in an decrease in net assets from operations of $8,448,632. Because the combined investment portfolios have been managed as a single integrated portfolio since acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Lord Abbett Growth & Income Portfolio that have been included in EQ/Large Cap Value Index Portfolio’s statement of operations since the merger date, May 20, 2011. Prior to the combination, the net assets of the EQ/Large Cap Value Index Portfolio totaled $152,064,677. Immediately after the combination, the net assets of the EQ/Large Cap Value Index Portfolio totaled $382,873,848.

Note 10	Subsequent Events

Effective January 1, 2013, David W. Fox retired as an independent Trustee of the Trust.

Note 11	Pending Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court for the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (the “Sivolella Litigation”). The Lawsuit was filed derivatively on behalf of eight Portfolios: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; EQ/Intermediate Government Bond Portfolio; EQ/Large Cap Value PLUS Portfolio; EQ/Global Multi-Sector Equity Portfolio; EQ/Mid Cap Value PLUS Portfolio; and EQ/GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). The lawsuit sought recovery under Section 36(b) of the 1940 Act for alleged excessive fees paid to AXA Equitable and AXA FMG (the “Defendants”) for investment management services. The Plaintiff sought recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs, attorney fees, fees for expert witnesses, and reserves the right to seek punitive damages where applicable. In October 2011, the Defendants filed a motion to dismiss the complaint. In November 2011, the Plaintiff field and amended complaint asserting a claim under Section 36(b) and new claims under (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged unreasonable management fees, and seeking restitution and recission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. In the amended complaint, the Plaintiff seeks recovery of the alleged overpayments, recission of the contracts, restitution of all fees paid, interest, costs, attorney fees, fees for expert witness, and reserves the right to seek punitive damages where applicable. The Defendants filed a motion to dismiss the amended complaint in December 2011. In February 2012 the Plaintiff filed her opposition to the motion. In March 2012, the Defendants filed a reply memorandum. In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss as it related to the Section 36(b) claim and granted the motion as it related to the unjust enrichment claim.

In January 2013, a second lawsuit against AXA FMG was filed in the United States District Court for the District of New Jersey by a group of plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/ T. Rowe Price Growth Stock, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the parties and court agreed to consolidate the two lawsuits.

No liability for litigation relating to these matters have been accrued in the financial statements of the Portfolios because any potential damages would be the responsibility of the Defendants.

On November 1, 2010, the Trust and AXA Premier VIP Trust, and several of their respective portfolios, were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust and AXA Premier VIP Trust, and several of their respective

1034

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

On July 1, 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated a lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suit”). This Retiree Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

On August 24, 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated a separate lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suit”). This Noteholder Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit, the Retiree Suit, and the Noteholder Suit have each been consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

With respect to the Trust, the EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio and the EQ/Mid Cap Value PLUS Portfolio are named as defendants in the Noteholder Suit and the Retiree Suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio, the EQ/Mid Cap Value PLUS Portfolio, the EQ/Large Cap Core PLUS Portfolio, the EQ/Small Company Index II Portfolio, the EQ/Common Stock Index II Portfolio, and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisition Portfolio, the EQ/Large Cap Core PLUS Portfolio, and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as a class action. The amounts paid to the above six portfolios in connection with the public tender offers were approximately: (i) the EQ/Equity 500 Index Portfolio – $1,740,800; (ii) the EQ/GAMCO Mergers and Acquisitions Portfolio – $1,122,000; (iii) the EQ/Mid Cap Value PLUS Portfolio – $2,992,000; (iv) the EQ/Large Cap Core PLUS Portfolio – $64,600; (v) the EQ/Small Company Index II Portfolio – $61,200; and (vi) the EQ/Common Stock Index II Portfolio – $18,360.

The lawsuits do not allege any misconduct by the Trust or its Portfolios. Motions to dismiss the suits filed by the Noteholders and the Retirees based on certain limited defenses are currently pending before the United States District Court for the Southern District of New York. The portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the portfolios, the payment of such judgments or settlements could have an adverse effect on each portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Manager believes a loss is not probable.

1035

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

EQ Advisors Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting EQ Advisors Trust (as listed in Note 1 to the financial statements and collectively referred to as the “Trust”) at December 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agents, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2013

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EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2012 (UNAUDITED)

At a meeting held on July 10-11, 2012, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), unanimously approved the renewal of the Investment Management Agreements with AXA Equitable Funds Management Group, LLC (“AXA FMG” or the “Manager”) (the “Management Agreements”) and the Investment Advisory Agreement(s) (each, an “Advisory Agreement” and together with the Management Agreements, the “Agreements”) with each investment sub-adviser (an “Adviser”) as shown in the table below with respect to the Portfolio(s) listed.

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)

AXA Balanced Strategy

AXA Growth Strategy

AXA Conservative Growth Strategy

AXA Conservative Strategy

AXA Moderate Growth Strategy

AXA Ultra Conservative Strategy

(collectively, the “Strategic Allocation Portfolios”)

All Asset Growth-Alt 20

EQ/Franklin Templeton Allocation

EQ/International ETF

Management Agreement with AXA FMG

AXA Tactical Manager 500

AXA Tactical Manager 400

AXA Tactical Manager 2000

AXA Tactical Manager International

ATM Large Cap

ATM Mid Cap

ATM Small Cap

ATM International

(collectively, the “AXA Tactical Manager Portfolios”)

Management Agreement with AXA FMG Advisory Agreement with AllianceBernstein, L.P. (“AllianceBernstein”) Advisory Agreement with BlackRock Investment Management LLC (“BlackRock”)

EQ/AllianceBernstein Dynamic Wealth Strategies

EQ/AllianceBernstein Short-Term Bond

EQ/AllianceBernstein Short-Term Government Bond

EQ/AllianceBernstein Small Cap Growth

EQ/Common Stock Index

EQ/Equity 500 Index

EQ/International Equity Index

EQ/Large Cap Growth Index

EQ/Large Cap Value PLUS

EQ/Small Company Index

EQ/Quality Bond PLUS

Management Agreement with AXA FMG Advisory Agreement with AllianceBernstein

EQ/AXA Franklin Small Cap Value Core	Management Agreement with AXA FMG Advisory Agreement with BlackRock Advisory Agreement with Franklin Advisory Services, LLC

EQ/BlackRock Basic Value Equity	Management Agreement with AXA FMG Advisory Agreement with BlackRock

1037

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)
EQ/Boston Advisors Equity Income	Management Agreement with AXA FMG Advisory Agreement with Boston Advisors LLC

EQ/Calvert Socially Responsible	Management Agreement with AXA FMG Advisory Agreement with Calvert Investment Management, Inc.

EQ/Capital Guardian Research	Management Agreement with AXA FMG Advisory Agreement with Capital Guardian Trust Company

EQ/Core Bond Index EQ/Intermediate Government Bond EQ/Large Cap Value Index EQ/Mid Cap Index	Management Agreement with AXA FMG Advisory Agreement with SSgA Funds Management, Inc.

EQ/Davis New York Venture	Management Agreement with AXA FMG Advisory Agreement with Davis Selected Advisers, L.P.

EQ/Equity Growth PLUS	Management Agreement with AXA FMG Advisory Agreement with BlackRock Capital Management, Inc. Advisory Agreement with BlackRock

EQ/Franklin Core Balanced	Management Agreement with AXA FMG Advisory Agreement with BlackRock Advisory Agreement with Franklin Advisers, Inc.

EQ/GAMCO Mergers and Acquisitions EQ/GAMCO Small Company Value	Management Agreement with AXA FMG Advisory Agreement with GAMCO Asset Management, Inc.

EQ/Global Bond PLUS	Management Agreement with AXA FMG Advisory Agreement with BlackRock Advisory Agreement with Wells Capital Management Inc. and First International Advisors

EQ/Global Multi-Sector Equity	Management Agreement with AXA FMG Advisory Agreement with BlackRock Advisory Agreement with Morgan Stanley Investment Management, LLC

EQ/International Core PLUS	Management Agreement with AXA FMG Advisory Agreement with BlackRock Advisory Agreement with WHV Investment Management and Hirayama Investments, LLC

EQ/International Value PLUS	Management Agreement with AXA FMG Advisory Agreement with BlackRock Advisory Agreement with Northern Cross, LLC

EQ/JPMorgan Value Opportunities	Management Agreement with AXA FMG Advisory Agreement with J.P. Morgan Investment Management Inc.

EQ/Large Cap Core PLUS	Management Agreement with AXA FMG Advisory Agreement with BlackRock Advisory Agreement with Institutional Capital LLC

EQ/Large Cap Growth PLUS	Management Agreement with AXA FMG Advisory Agreement with BlackRock Advisory Agreement with Marsico Capital Management, LLC

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)
EQ/Lord Abbett Large Cap Core	Management Agreement with AXA FMG Advisory Agreement with Lord, Abbett & Co. LLC

EQ/MFS International Growth	Management Agreement with AXA FMG Advisory Agreement with Massachusetts Financial Services Company (dba MFS Investment Management)

EQ/Mid Cap Value PLUS	Management Agreement with AXA FMG Advisory Agreement with BlackRock Advisory Agreement with Wellington Management Company, LLP

EQ/Money Market	Management Agreement with AXA FMG Advisory Agreement with The Dreyfus Corporation

EQ/Montag & Caldwell Growth	Management Agreement with AXA FMG Advisory Agreement with Montag & Caldwell, Inc.

EQ/Morgan Stanley Mid Cap Growth	Management Agreement with AXA FMG Advisory Agreement with Morgan Stanley Investment Management, LLC

EQ/Mutual Large Cap Equity	Management Agreement with AXA FMG Advisory Agreement with BlackRock Advisory Agreement with Franklin Mutual Advisers, LLC

EQ/Oppenheimer Global	Management Agreement with AXA FMG Advisory Agreement with OppenheimerFunds, Inc.

EQ/PIMCO Ultra Short Bond	Management Agreement with AXA FMG Advisory Agreement with Pacific Investment Management Company

EQ/Templeton Global Equity	Management Agreement with AXA FMG Advisory Agreement with BlackRock Advisory Agreement with Templeton Investment Counsel LLC

EQ/T. Rowe Price Growth Stock	Management Agreement with AXA FMG Advisory Agreement with T. Rowe Price Associates, Inc.

EQ/UBS Growth and Income	Management Agreement with AXA FMG Advisory Agreement with UBS Global Asset Management (Americas) Inc.

EQ/Van Kampen Comstock	Management Agreement with AXA FMG Advisory Agreement with Invesco Advisers, Inc.

EQ/Wells Fargo Omega Growth	Management Agreement with AXA FMG Advisory Agreement with Wells Capital Management Inc.

In reaching its decision to renew each Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the affected Portfolio and its shareholders. The Board further considered all factors it deemed relevant with respect to each Portfolio, including, as applicable: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Manager, the relevant Adviser(s) and, where applicable, their respective affiliates; (2) the performance of the Portfolio (and, where applicable, each allocated portion of the Portfolio advised by a different Adviser) on both an absolute and a relative basis; (3) the level of the Portfolio’s management fee and, where applicable, advisory fee and the Portfolio’s expense ratios relative to those of peer funds; (4) the costs of the services to be provided by and the profits to be realized by the Manager and its affiliates from their relationships with the Portfolio; (5) the anticipated effect of growth and size

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on the Portfolio’s performance and expenses; and (6) the “fall out” benefits to be realized by the Manager, the relevant Adviser(s) and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Manager, the relevant Adviser(s) and their respective affiliates from their relationships with the Trust). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information furnished throughout the year at regular and special Board meetings, as well as information furnished specifically in connection with the annual renewal process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Portfolio, as well as periodic reports on, among other matters, brokerage allocation and execution; pricing and valuation; and legal, compliance, shareholder and other services provided by the Manager, the relevant Adviser(s) and their respective affiliates; as well as presentations made to the Board by certain Advisers throughout the year. Information furnished and discussed specifically in connection with the annual renewal process included a report prepared by Lipper, Inc. (“Lipper”), an independent organization, regarding each Portfolio, as well as additional material prepared by management regarding each Portfolio. Each Portfolio’s Lipper report compared that Portfolio’s expenses with those of other mutual funds deemed by Lipper to be comparable to the Portfolio. The additional material prepared by management generally included Portfolio-by-Portfolio information showing each Portfolio’s management fees and, where applicable, advisory fees; expense ratios; expense limitation arrangements; investment performance (including performance information prepared by Lipper); and profitability information, including information regarding the profitability of the Manager’s operations on an overall Trust basis, as well as on a Portfolio-by-Portfolio basis. In addition, for each Portfolio the Manager and the relevant Adviser(s) furnished separate materials describing the Portfolio’s investment performance (including the Portfolio’s performance versus benchmark and peers over time), the services provided and the fees charged to the Portfolio, and discussing whether the Portfolio had performed as expected over time and other matters. The Manager also provided supplemental comparative fee data for certain Portfolios.

The Independent Trustees met in advance of the meeting at which the Board approved the renewal of the Agreements and in executive sessions during the meeting to review the information provided. Management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreements and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions regarding the Agreements. The Independent Trustees were assisted by independent counsel during these meetings and during their deliberations regarding the Agreements, and also received materials discussing the legal standards applicable to their consideration of the Agreements. The Independent Trustees additionally reviewed information and met during the year to discuss information relevant to their annual consideration of the Portfolios’ Agreements.

Although the Board approved the renewal of the Agreements for all of the Portfolios at the same Board meeting, the Board dealt with each Portfolio separately. In approving the renewal of the relevant Agreement(s) with respect to each Portfolio, the Board, including the Independent Trustees, determined that the management fee and, where applicable, advisory fee were fair and reasonable and that the renewal of each Agreement was in the best interests of the affected Portfolio and its shareholders. Although the Board gave attention to all information furnished, the following discusses some of the primary factors that the Board deemed relevant to its decision to renew the Agreements.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its shareholders by the Manager, the relevant Adviser(s) and, where applicable, their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Manager’s and each relevant Adviser’s responsibilities with respect to each Portfolio and the Manager’s and each relevant Adviser’s experience in serving as an investment adviser for the Portfolio(s) and for portfolios similar to the Portfolio(s) each advises.

With respect to the Manager, the Board considered that the Manager is responsible for, among other things, developing investment strategies for the Portfolios (and the portions thereof); researching, conducting “due diligence” on, selecting and monitoring the Advisers; overseeing the selection of investments for the Portfolios (or the portions thereof) that the Advisers sub-advise; making investment decisions for the Portfolios (or the portions thereof) that it manages directly; monitoring and evaluating the performance of the Portfolios (or the portions thereof); monitoring the investment operations and composition of the Portfolios (or the portions thereof) and, in

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connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law; monitoring brokerage selection, commission and other trading costs, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Portfolios among the Advisers and other applicable parties; and implementing Board directives as they relate to the Portfolios. The Board also considered information regarding the Manager’s process for selecting and monitoring the Advisers and its process for making investment decisions for the Portfolios (or portions thereof) that it manages directly, as well as information regarding the backgrounds of the personnel who perform those functions with respect to the Portfolios. The Board also considered that the Manager’s responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Portfolios, and considered information regarding the Manager’s process for managing risk.

With respect to the Advisers, the Board considered that each Adviser is responsible for making investment decisions for the Portfolio(s) (or the portion(s) thereof) that it sub-advises, subject to the oversight of the Manager; placing with brokers or dealers all orders for the purchase and sale of investments for each of the Portfolio(s) (or the portion(s) thereof) that it sub-advises; and performing related trading functions. The Board also reviewed information regarding each Adviser’s process for selecting investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises, as well as information regarding the background of each of the Advisers’ portfolio managers who provide services to the Portfolios. The Board also considered the general structure of each Adviser’s portfolio management compensation program and whether this structure provides appropriate incentives to act in the best interests of the Portfolio(s) that it sub-advises.

The Board also considered, among other factors, periodic reports furnished to the Board regarding the services provided by the Manager, the Advisers and, where applicable, their affiliates. In addition, the Board considered the allocation of Portfolio brokerage, including allocations to brokers affiliated with the Manager or an Adviser, the use of brokerage commissions to pay Portfolio expenses, and the use of “soft” commission dollars to pay for research services. In this regard, the Board also considered the Manager’s and each Adviser’s best execution trading policies, including a report by an independent portfolio trading analytical firm.

The Board also considered the benefits to shareholders of investing in an AXA FMG-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of Portfolios, Advisers and investment styles. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Manager and its affiliates provide to the Portfolios and their shareholders. The Board also noted that, throughout the past year, the Manager had undertaken several initiatives intended to improve various aspects of the Trust’s operations and investors’ experience with the AXA FMG-sponsored mutual funds.

The Board also considered strategic and other actions taken by the Manager in response to recent events within the mutual fund industry, including actions taken in response to financial regulatory reform and other regulatory initiatives, including developments outside the United States. The Board also considered actions taken by the Manager and the Advisers in response to recent market conditions, including actions taken in response to increased market volatility, and considered the overall performance of the Manager and the Advisers in this context.

Based on its review, the Board determined that the nature, quality and extent of the overall services provided by the Manager, each Adviser and, where applicable, their respective affiliates were appropriate for the Portfolios in light of their investment objectives and, thus, supported a decision to approve the renewal of the Agreements.

Investment Performance. As discussed further below, the Board also received and reviewed information regarding each Portfolio’s short-, intermediate- and long-term performance, as available, on both an absolute basis and relative to (i) an appropriate broad-based securities market index (“benchmark”), (ii) a peer group of other mutual funds deemed by Lipper to be comparable to the Portfolio (“Lipper peer group”), and/or (iii) a custom volatility managed index (“VMI”) developed by the Manager and approved by the Board. The performance information generally included, among other information, annual total returns, average annual total returns and rolling period total returns. In evaluating the Portfolios’ performance, the Board generally considered long-term performance to be more important than short-term performance. With respect to the Lipper quartile information, the first quartile comprised the best performers of the peer group and the fourth quartile comprised the worst performers of the peer group. The Board took into account that the Lipper quartile information reflected the investment performance of Class IB shares of each Portfolio, except the ATM Large Cap, ATM Mid Cap, ATM Small Cap, ATM International and EQ/AllianceBernstein Short-Term Bond Portfolios, for which the Lipper quartile information reflected the investment performance of Class IA shares. The Board also considered that

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variations in performance among a Portfolio’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes. The Board factored into its evaluation of each Portfolio’s performance the limitations inherent in Lipper’s methodology for developing and constructing peer groups and determining which mutual funds should be included in which peer groups. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Lipper remained a useful measure of comparative performance.

Fund-of-Funds Portfolios

With respect to the performance of the following Portfolios, each of which is managed by the Manager and invests in a combination of other investment companies, the Board considered, among other things, the performance results and other information described below.

All Asset Growth Alt-20 Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three- and ten-year periods ended May 31, 2012, and the third quartile for the five-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2012. The Board noted that the Portfolio’s underperformance relative to its benchmark was due in large part to the total returns of the underlying investment companies.

EQ/Franklin Templeton Allocation Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three- and five-year periods ended May 31, 2012. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2012. The Board noted that the Portfolio’s underperformance relative to its benchmark was due in large part to the total returns of the underlying investment companies.

EQ/International ETF Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three- and five-year periods ended May 31, 2012, but was in the third quartile for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2012. The Board noted that the Portfolio’s underperformance relative to its benchmark was due in large part to the total returns of the underlying investment companies.

AXA Balanced Strategy, AXA Conservative Growth Strategy and AXA Moderate Growth Strategy Portfolios. The Board noted that each Portfolio had a relatively short operating history on which to evaluate performance. The Board considered, however, that each Portfolio’s performance relative to its Lipper peer group was in the third or fourth quartile for both the one- and three-year periods ended May 31, 2012. The Board also considered that each Portfolio had underperformed its benchmark for the one- and three-year periods ended May 31, 2012. The Board noted that each Portfolio’s underperformance relative to its benchmark was due in large part to the total returns of the underlying investment companies.

AXA Growth Strategy and AXA Conservative Strategy Portfolios. The Board noted that each Portfolio had a relatively short operating history on which to evaluate performance. The Board considered, however, that each Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three-year period ended May 31, 2012, but was in the third quartile for the one-year period ended on that date. The Board also considered that each Portfolio had underperformed its benchmark for the one- and three-year periods ended May 31, 2012. The Board noted that each Portfolio’s underperformance relative to its benchmark was due in large part to the total returns of the underlying investment companies.

AXA Ultra Conservative Strategy Portfolio. The Board noted that the Portfolio had commenced operations on September 28, 2011, and, therefore, had only a short operating history on which to evaluate performance. The Board considered, however, that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the year-to-date period ended May 31, 2012. The Board also considered that the Portfolio’s performance had matched that of its benchmark for the year-to-date period ended May 31, 2012.

The Board and the Manager discussed the performance of each fund-of-funds Portfolio in detail and, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and efforts to improve that Portfolio’s performance. Where applicable, the Board also considered steps that the Manager had taken to address a Portfolio’s performance, including any changes to the investment

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strategies of a Portfolio or to the underlying portfolios in which a Portfolio invests, and the performance results of the Portfolio since the date of such changes.

Based on its review and the explanations and undertakings provided by the Manager regarding the performance of each fund-of-funds Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its shareholders would benefit from the Manager’s continued management of the Portfolio.

AXA Tactical Manager Portfolios

With respect to the performance of each AXA Tactical Manager Portfolio, the Board considered that each Portfolio follows an investment strategy under which the Portfolio is normally divided into two portions, one of which seeks to achieve the total return performance of a particular index and the other of which seeks to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Board further considered that each Portfolio’s tactical volatility management strategy is intended to reduce the volatility associated with investing in equity securities and to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that, for each Portfolio, the Manager had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark fails to take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. The Board generally considered a Portfolio’s performance relative to its VMI to be more important than its performance relative to its benchmark. In addition, with respect to each of the AXA Tactical Manager International and AXA International Portfolios, the Board generally considered the Portfolio’s performance relative to its VMI-proxy to be more important that its performance relative to its VMI, based primarily on the Manager’s explanation that the VMI-proxy reflects more closely the Portfolio’s investments. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ a tactical volatility management strategy like that employed by the Portfolios. The Board further noted that each Portfolio had only a short operating history on which to evaluate performance. The Board evaluated the performance of each AXA Tactical Manager Portfolio in this context and considered the performance results described below, among other information, including cumulative returns:

AXA Tactical Manager 500 Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period ended May 31, 2012, but was in the second quartile for the year-to-date period ended on that date. The Board also considered that the Portfolio had underperformed its VMI for the one-year and since inception periods ended May 31, 2012.

AXA Tactical Manager 400 and AXA Tactical Manager 2000 Portfolios. The Board considered that each Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-year period ended May 31, 2012, but was in the third quartile for the year-to-date period ended on that date. The Board also considered that each Portfolio had underperformed its VMI for the one-year and since inception periods ended May 31, 2012.

AXA Tactical Manager International Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-year and year-to-date periods ended May 31, 2012. The Board also considered that the Portfolio had underperformed its VMI-proxy for the one-year and since inception periods ended May 31, 2012. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI-proxy and the benchmark.

ATM Large Cap Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-year period ended May 31, 2012, but was in the second quartile for the year-to-date period ended on that date. The Board also considered that the Portfolio had underperformed its VMI for the one-year and since inception periods ended May 31, 2012.

ATM Mid Cap and ATM Small Cap Portfolios. The Board considered that each Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-year period ended May 31, 2012, but was in the third quartile for the year-to-date period ended on that date. The Board also considered that the ATM Mid Cap Portfolio had outperformed, and the ATM Small Cap Portfolio had underperformed, its VMI for the one-year period ended May 31, 2012, and each Portfolio had underperformed its VMI for the since inception period ended on that date.

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ATM International Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-year and year-to-date periods ended May 31, 2012. The Board also considered that the Portfolio had underperformed its VMI-proxy for the one-year and since inception periods ended May 31, 2012. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI-proxy and the benchmark.

The Board and the Manager discussed the performance of each AXA Tactical Manager Portfolio in detail and, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its Lipper peer group and/or VMI or VMI-proxy, as applicable, and efforts to improve that Portfolio’s performance. Where applicable, the Board also considered steps that the Manager and the Advisers had taken to address a Portfolio’s performance, including the enhancements to the Portfolio’s investment methodology and refinements to the volatility management strategy, and the performance results of the Portfolio since the date of such changes.

Based on its review and the explanations and undertakings provided by the Manager and the relevant Advisers regarding the performance of each AXA Tactical Manager Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its shareholders would benefit from the Manager’s and each Adviser’s continued management of the Portfolio.

Passive Portfolios

With respect to the performance of each passive Portfolio, the Board considered that each Portfolio (other than the EQ/Calvert Socially Responsible Portfolio) seeks to achieve a total return (before fees and expenses) that approximates the total return performance of its benchmark, and that the EQ/Calvert Socially Responsible Portfolio employs a passive management strategy designed to track, as closely as possible, the performance (before fees and expenses) of its benchmark. The Board noted that each Portfolio’s performance was expected to vary from (and generally was expected to be lower than) that of its benchmark due to fees, transaction costs, and valuation, which apply to the Portfolio, but not to the benchmark. The Board also noted that certain of the Portfolios had implemented a passive management strategy relatively recently and, therefore, in each of these cases the Board focused on the performance results of the Portfolio since the date of implementation. The Board also considered that the Manager had implemented the passive management strategy for the Portfolios identified below to enhance the performance of the Portfolios. Among other information, the Board considered that, with limited exceptions, the Lipper peer group for each Portfolio included both actively and passively managed funds. The Board also considered the following with respect to each Portfolio’s performance relative to its Lipper peer group:

EQ/Calvert Socially Responsible Portfolio. In evaluating the performance of this Portfolio, the Board took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the Lipper peer group in which the Portfolio was placed for comparison purposes includes a wider range of fund types. Within this context, the Board considered that the Portfolio’s performance relative to its Lipper peer group was in the first quartile for the one-year period ended May 31, 2012. The Board noted that the Portfolio had been converted from an actively managed portfolio to a passively managed portfolio in August 2011 and that the Portfolio’s recent performance had shown improvement.

EQ/Common Stock Index Portfolio. The Board noted that the Portfolio had implemented a passive strategy in December 2008. The Board also considered that the Portfolio’s performance relative to its Lipper peer group was in the first quartile for the one-year period ended May 31, 2012, and the second quartile for the three-year period ended on that date.

EQ/Core Bond Index and EQ/Intermediate Government Bond Portfolios. The Board noted that each of these Portfolios had implemented a passive strategy in January 2009. The Board also considered that each Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one- and three-year periods ended May 31, 2012. The Board also considered the Manager’s explanation that the difference in the performance results between first quartile and fourth quartile funds in each Lipper peer group generally was relatively small given the current interest rate environment and that, in general, active fixed income funds had outperformed passive fixed income funds over the same periods.

EQ/Equity 500 Index Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one- and three- year periods ended May 31, 2012, and the second quartile for the five-year period ended on that date.

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EQ/International Equity Index Portfolio. The Board noted that the Portfolio had implemented a passive strategy in February 2011 and that the Portfolio had only a short operating history with the passive strategy on which to evaluate performance. The Board considered, however, that the Portfolio’s performance relative to its Lipper peer group was in the second quartile for the one-year period ended May 31, 2012.

EQ/Large Cap Growth Index, EQ/Large Cap Value Index and EQ/Mid Cap Index Portfolios. The Board noted that each of these Portfolios had implemented a passive strategy in December 2008. The Board also considered that the EQ/Large Cap Growth Index Portfolio’s performance relative to its Lipper peer group was in the first quartile for the one- and three-year periods ended May 31, 2012; and that the EQ/Large Cap Value Index Portfolio’s performance relative to its respective Lipper peer group was in the second quartile for the one- and three-year periods ended May 31, 2012 and the forth quartile for the five-year period ended on that date; and the EQ/Mid Cap Index Portfolio’s performance relative to its respective Lipper peer group was in the second quartile for the one- year period ended May 31, 2012, the first quartile for the three-year period ended May 31, 2012 and the forth quartile for the five-year period ended on that date.

EQ/Small Company Index Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one- and three-year periods ended May 31, 2012, and was in the second quartile for the five-year period ended on that date.

The Board and the Manager discussed the performance of each passive Portfolio in detail and, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its Lipper peer group and efforts to improve that Portfolio’s performance. Where applicable, the Board also considered steps that the Manager and the Adviser had taken to address a Portfolio’s performance, including any changes to the Adviser or portfolio managers advising a Portfolio, and the performance results of the Portfolio since the date of such changes.

Based on its review and the explanations and undertakings provided by the Manager and the relevant Adviser regarding the performance of each passive Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its shareholders would benefit from the Manager’s and the Adviser’s continued management of the Portfolio.

PLUS Portfolios

With respect to the performance of each PLUS Portfolio, the Board considered that these Portfolios follow an investment strategy under which each Portfolio’s assets normally are allocated among three investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy, whereby one portion of the Portfolio is actively managed by an Adviser, one portion of the Portfolio generally seeks to achieve the total return performance of a particular index, and one portion of the Portfolio has the ability to invest in exchange-traded funds. The Board also considered that, in connection with its PLUS investment strategy, each Portfolio may employ various volatility management techniques, including the use of futures and options to manage equity exposure. The Board also noted that certain of these Portfolios had added the PLUS investment strategy relatively recently and considered this fact in its review of these Portfolios’ performance. The Board further considered that the Manager had added the PLUS investment strategy for the Portfolios identified below to enhance the performance of the Portfolios, reduce volatility, and produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that, for each equity Portfolio, the Manager had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark fails to take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. The Board generally considered an equity Portfolio’s performance relative to its VMI to be more important than its performance relative to its benchmark. In addition, with respect to each of the EQ/International Core PLUS and EQ/International Value PLUS Portfolios, the Board generally considered the Portfolio’s performance relative to its VMI-proxy to be more important that its performance relative to its VMI, based primarily on the Manager’s explanation that the VMI-proxy reflects more closely the Portfolio’s investments. In addition, where applicable, the Board considered the performance of the allocated portions of each Portfolio managed by different Advisers and whether the performance of the portions allocated to each of the Advisers met the Board’s expectations as to the compatibility of the Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and ETF

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components, as well as a tactical volatility management component. The Board evaluated the performance of each PLUS Portfolio in this context and considered the performance results described below, among other information:

EQ/Equity Growth PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in May 2009. The Board also considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one- and three-year periods ended May 31, 2012, but was in the third quartile for the five- and ten-year and year-to-date periods ended on that date. The Board also considered that the Portfolio had underperformed its VMI for the one-, three-, five- and ten-year periods ended May 31, 2012.

EQ/Global Bond PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in May 2009. The Board also considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three- and five-year and year-to-date periods ended May 31, 2012, but was in the second quartile for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2012, but its performance was only slightly below that of its benchmark for the one-year period ended on that date.

EQ/International Core PLUS Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three-, five- and ten-year and year-to-date periods ended May 31, 2012. The Board also considered that the Portfolio had underperformed its VMI-proxy for the one-, three- and five-year periods ended May 31, 2012. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI-proxy and the benchmark.

EQ/International Value PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in February 2011 and that the Portfolio had only a short operating history with the enhanced strategy on which to evaluate performance. The Board considered, however, that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-, three-, five- and ten-year periods ended May 31, 2012, but was in the second quartile for the year-to-date period ended on that date. The Board also considered that the Portfolio had underperformed its VMI-proxy for the one-, three-, and five-year periods ended May 31, 2012. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI-proxy and the benchmark.

EQ/Large Cap Core PLUS Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-year period ended May 31, 2012, but was in the third quartile for the three-, five- and ten-year and year-to-date periods ended on that date. The Board also considered that the Portfolio had underperformed its VMI for the one-, three-, five- and ten-year periods ended May 31, 2012.

EQ/Large Cap Growth PLUS Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-, three- and five-year periods ended May 31, 2012, but was in the second quartile for the ten-year and year-to-date periods ended on that date. The Board also considered that the Portfolio had underperformed its VMI for the one-, three-, five- and ten-year periods ended May 31, 2012, but its performance was only slightly below that of its VMI for the one-year period ended on that date.

EQ/Large Cap Value PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in December 2008. The Board also considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three-, five- and ten-year periods ended May 31, 2012, but was in the second quartile for the year-to-date period ended on that date. The Board also considered that the Portfolio had underperformed its VMI for the one-, three-, five- and ten-year periods ended May 31, 2012.

EQ/Mid Cap Value PLUS Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three-, five- and ten-year periods ended May 31, 2012, but was in the second quartile for the year-to-date period ended on that date. The Board also considered that the Portfolio had underperformed its VMI for the one-, three-, five- and ten-year periods ended May 31, 2012.

EQ/Quality Bond PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in December 2008. The Board also considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three-, five- and ten-year and year-to-date periods ended May 31, 2012. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2012.

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The Board and the Manager discussed the performance of each PLUS Portfolio and each allocated portion thereof in detail. The Board and the Manager also discussed the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and/or VMI or VMI-proxy, as applicable, and efforts to improve that Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Manager and the Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any changes or additions to the Advisers or portfolio managers advising a Portfolio, any changes to the investment strategies of a Portfolio and refinements to the volatility management strategy, and the performance results of the Portfolio or allocated portion since the date of such changes.

Based on its review and the explanations and undertakings provided by the Manager and the relevant Advisers regarding the performance of each PLUS Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its shareholders would benefit from the Manager’s and each Adviser’s continued management of the Portfolio.

PACTIVE Portfolios

With respect to the performance of each PACTIVE Portfolio, the Board considered that these Portfolios follow an investment strategy under which each Portfolio’s assets normally are allocated between two investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy, whereby one portion of the Portfolio is actively managed by an Adviser and the other portion of the Portfolio generally seeks to achieve the total return performance of a particular index. The Board also considered that, in connection with its PACTIVE investment strategy, each Portfolio may employ various volatility management techniques, including the use of futures and options to manage equity exposure. The Board also noted that each of these Portfolios had added the PACTIVE investment strategy in May 2009 and considered this fact in its review of these Portfolios’ performance. The Board further considered that the Manager had added the PACTIVE investment strategy to enhance the performance of the Portfolios, reduce volatility, and produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that, for each Portfolio, the Manager had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark fails to take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. The Board generally considered a Portfolio’s performance relative to its VMI to be more important than its performance relative to its benchmark. In addition, with respect to each of the EQ/Global Multi-Sector Equity and EQ/Templeton Global Equity Portfolios, the Board generally considered the Portfolio’s performance relative to its VMI-proxy to be more important that its performance relative to its VMI, based primarily on the Manager’s explanation that the VMI-proxy reflects more closely the Portfolio’s investments. In addition, where applicable, the Board considered the performance of the allocated portions of each Portfolio managed by different Advisers and whether the performance of the portions allocated to each of the Advisers met the Board’s expectations as to the compatibility of the Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active and passive components, as well as a tactical volatility management component. The Board evaluated the performance of each PACTIVE Portfolio in this context and considered the performance results described below, among other information:

EQ/AXA Franklin Small Cap Value Core Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three- and five-year and year-to-date periods ended May 31, 2012. The Board also considered that the Portfolio had underperformed its VMI for the one-, three- and five-year periods ended May 31, 2012.

EQ/Franklin Core Balanced Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year and year-to-date periods ended May 31, 2012, the fourth quartile for the five-year period ended on that date, and the first quartile for the three-year period ended on that date. The Board also considered that the Portfolio had underperformed its VMI for the one-year period ended May 31, 2012, but had outperformed its VMI for the three-year period ended on that date

EQ/Global Multi-Sector Equity Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three- and five-year periods ended May 31, 2012, but was in the first and third quartiles for the ten-year and year-to-date periods, respectively, ended on that date. The Board

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also considered that the Portfolio had underperformed its VMI-proxy for the one-, three-, and five-year periods ended May 31, 2012. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI-proxy and the benchmark.

EQ/Mutual Large Cap Equity Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three- and five-year and year-to-date periods ended May 31, 2012. The Board also considered that the Portfolio had underperformed its VMI for the one-, three- and five-year periods ended May 31, 2012.

EQ/Templeton Global Equity Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three- and five-year and year-to-date periods ended May 31, 2012, but was in the third quartile for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its VMI for the one-, three-, and five-year periods ended May 31, 2012. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI and the benchmark.

The Board and the Manager discussed the performance of each PACTIVE Portfolio and each allocated portion thereof in detail. The Board and the Manager also discussed the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its Lipper peer group and/or VMI or VMI-proxy, as applicable, and efforts to improve that Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Manager and the Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any changes or additions to the Advisers or portfolio managers advising a Portfolio, any changes to the investment strategies of a Portfolio and refinements to the volatility management strategy, and the performance results of the Portfolio or allocated portion since the date of such changes.

Based on its review and the explanations and undertakings provided by the Manager and the relevant Advisers regarding the performance of each PACTIVE Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its shareholders would benefit from the Manager’s and each Adviser’s continued management of the Portfolio.

Actively-Managed, Single Adviser Portfolios

With respect to the performance of the following Portfolios, each of which is actively managed and advised by a single Adviser, the Board considered, among other things, the performance results and other information described below.

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio. The Board noted that the Portfolio had commenced operations on February 18, 2011, and, therefore, had only a short operating history on which to evaluate performance. The Board considered, however, that the Portfolio’s performance relative to its Lipper peer group was in the second quartile for the one-year period ended May 31, 2012. The Board also considered that the Portfolio had underperformed its benchmark for the one-year period ended May 31, 2012.

EQ/AllianceBernstein Short-Term Bond Portfolio. The Board noted that the Portfolio had commenced operations on October 25, 2010, and, therefore, had only a short operating history on which to evaluate performance. The Board considered, however, that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-year period ended May 31, 2012. The Board also considered that the Portfolio had underperformed its benchmark for the one-year period ended May 31, 2012. The Board also considered the Manager’s explanation that the difference in the performance results between first quartile and fourth quartile funds in the Lipper peer group generally was relatively small given the current interest rate environment.

EQ/AllianceBernstein Short-Term Government Bond Portfolio. The Board noted that the Portfolio had not yet commenced operations and, therefore, had no operating history on which to evaluate performance.

EQ/AllianceBernstein Small Cap Growth Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the first quartile for the one-year period ended May 31, 2012, and the second quartile for the three-, five- and ten-year periods ended on that date. The Board also considered that the Portfolio had outperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2012.

EQ/BlackRock Basic Value Equity Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-year period ended May 31, 2012, but was in the third

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quartile for the three-, five- and ten-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2012.

EQ/Boston Advisors Equity Income Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three-year period ended May 31, 2012, and the third quartile for the five- and ten-year periods ended on that date, but was in the second quartile for the one-year period ended May 31, 2012. The Board also considered that, although the Portfolio had underperformed its benchmark for the three- and ten-year periods ended May 31, 2012, its performance was only slightly below that of its benchmark for the ten-year period, and the Portfolio had outperformed its benchmark for the one-year and five-year periods ended on that date.

EQ/Capital Guardian Research Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the first quartile for the one- and three-year periods ended May 31, 2012, and the second quartile for the five- and ten-year periods ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark for the one-, five- and ten-year periods ended May 31, 2012, its performance was only slightly below that of its benchmark for the five-year period, and it had outperformed its benchmark for the three-year period ended on that date.

EQ/Davis New York Venture Portfolio. In evaluating the performance of this Portfolio, the Board took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the Lipper peer group in which the Portfolio was placed for comparison purposes includes a wider range of fund types. Within this context, the Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three- and five-year periods ended May 31, 2012. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2012.

EQ/GAMCO Mergers and Acquisitions Portfolio. In evaluating the performance of this Portfolio, the Board took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the Lipper peer group in which the Portfolio was placed for comparison purposes includes a wider range of fund types. Within this context, the Board considered that the Portfolio’s performance relative to its Lipper peer group was in the second quartile for the one- and five-year periods ended May 31, 2012, and the third quartile for the three-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one- and three-year periods ended May 31, 2012, but had outperformed its benchmark for the five-year period ended on that date.

EQ/GAMCO Small Company Value Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the second quartile for the one-year period ended May 31, 2012, and the first quartile for the three-, five- and ten-year periods ended on that date. The Board also considered that the Portfolio had outperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2012.

EQ/JPMorgan Value Opportunities Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three- and ten-year periods ended May 31, 2012, and the fourth quartile for the one- and five-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2012.

EQ/Lord Abbett Large Cap Core Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third and fourth quartiles for the one- and three-year periods, respectively, ended May 31, 2012, but was in the first quartile for the five-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2012, but its performance was only slightly below that of its benchmark for the five-year period.

EQ/MFS International Growth Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the second quartile for the one- and ten-year periods ended May 31, 2012, and the first quartile for the three- and five-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the ten-year period ended May 31, 2012, but had outperformed its benchmark for the one-, three-, and five-year periods ended on that date.

EQ/Money Market Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three-, five- and ten-year periods ended May 31, 2012, but was in the second quartile for the one-year period ended on that date. The Board also considered that the Portfolio’s performance was

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only slightly below that of its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2012. The Board also considered the very low interest rate environment and that the Manager had been voluntarily waiving a portion of its management and administration fees and reimbursing other expenses of the Portfolio to seek to ensure that the Portfolio’s yield did not decline below zero.

EQ/Montag & Caldwell Growth Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three-year period ended May 31, 2012, but was in the first quartile for the one- and five-year periods ended on the date, and the second quartile for the ten-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the three- and ten-year periods ended May 31, 2012, but had outperformed its benchmark for the one- and five-year periods ended on that date.

EQ/Morgan Stanley Mid Cap Growth Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-year period ended May 31, 2012, but was in the second quartile for the three- and five-year periods ended on the date. The Board also considered that the Portfolio had underperformed its benchmark for the one- and three-year periods ended May 31, 2012, but had outperformed its benchmark for the five-year period ended on that date.

EQ/Oppenheimer Global Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-year period ended May 31, 2012, but was in the third quartile for the three- and five-year periods ended on the date. The Board also considered that, although the Portfolio had underperformed its benchmark for the one- and three-year periods ended May 31, 2012, its performance was only slightly below that of its benchmark for the three-year period, and it had outperformed its benchmark for the five-year period ended on that date.

EQ/PIMCO Ultra Short Bond Portfolio. The Board considered that the Portfolio had modified its investment strategy and changed its benchmark in May 2009 and, therefore, focused on the performance of the Portfolio since that time. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one- and three-year periods ended May 31, 2012. The Board also considered that the Portfolio had outperformed its benchmark for the one- and three-year periods ended on May 31, 2012.

EQ/T. Rowe Price Growth Stock Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the five-year period ended May 31, 2012, but was in the first quartile for the one- and three-year periods ended on the date, and the second quartile for the ten-year period ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark for the three- and five-year periods ended May 31, 2012, its performance was only slightly below that of its benchmark for the three-year period, and it had outperformed its benchmark for the one- and ten-year periods ended on that date.

EQ/UBS Growth and Income Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one- and five-year periods ended May 31, 2012, and the second and third quartiles for the three- and ten-year periods, respectively, ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2012.

EQ/Van Kampen Comstock Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the second quartile for the one- and five-year periods ended May 31, 2012, and the first quartile for the three-year period ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark for the one- and three-year periods ended May 31, 2012, its performance was only slightly below that of its benchmark for the three-year period, and it had outperformed its benchmark for the five-year period ended on that date.

EQ/Wells Fargo Omega Growth Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three-year period ended May 31, 2012, but was in the second quartile for the one- and ten-year periods, and the first quartile for the five-year period, ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one- and three-year periods ended May 31, 2012, but had outperformed its benchmark for the five- and ten-year periods ended on that date.

The Board and the Manager discussed the performance of each actively-managed, single Adviser Portfolio in detail and, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its Lipper

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peer group and/or benchmark and efforts to improve that Portfolio’s performance. Where applicable, the Board also considered steps that the Manager and the Adviser had taken to address a Portfolio’s performance, including any changes to the Adviser or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes.

Based on its review and the explanations and undertakings provided by the Manager and the relevant Adviser regarding the performance of each actively-managed, single Adviser Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its shareholders would benefit from the Manager’s and the Adviser’s continued management of the Portfolio.

Expenses. The Board considered each Portfolio’s investment management fee and, where applicable, investment advisory fees, in light of the nature, quality and extent of the overall services provided by the Manager and, where applicable, the relevant Adviser(s). The Board also reviewed a comparative analysis of the contractual and net management fees and expense ratios of each Portfolio compared with those of peer funds selected by Lipper as constituting the Portfolio’s appropriate Lipper expense group. Lipper provides information on each Portfolio’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Portfolio, as well as the Portfolio’s actual management fee and expense ratios in comparison with those of other funds within its expense group. The Lipper investment management fee analysis includes within such fee the separate administrative fees paid to AXA FMG. The Board noted that management had separately provided comparative fee information net of administrative fees. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ multiple and complex strategies like those employed by a number of the Portfolios, particularly the PLUS and PACTIVE Portfolios and the Portfolios employing a tactical volatility management strategy. The Lipper expense data was based upon historical information taken from each Portfolio’s annual report for the period ended December 31, 2011, and the Lipper expense ratios are shown for Class IA, Class IB and Class K shares, as applicable, of the relevant Portfolio. The Board noted that the Lipper data for those Portfolios employing a passive strategy (except the EQ/Equity 500 Index Portfolio) also comprised funds employing active strategies, and that management had separately provided comparative fee information obtained from Lipper that focused more narrowly on passive funds. While recognizing the limitations inherent in Lipper’s methodology and that current expense ratios (prior to any applicable expense limitation arrangement) may increase if assets decline, the Board believed that the independent analysis conducted by Lipper remained a useful measure of comparative expenses. The Board also considered that all fees and expenses of each Portfolio are explicitly disclosed in Portfolio offering documents. In addition, with respect to each sub-advised Portfolio, the Board further considered the relative levels of the advisory fee(s) paid to the relevant Adviser(s) and the management fee retained by the Manager, in light of, among other factors, the services provided to the Portfolio by the Manager and the relevant Adviser(s), and the information prepared by management regarding the level of profits realized by the Manager in connection with its operation of the Portfolio.

Fund-of-Funds Portfolios

The Board considered that the contractual management fee for the EQ/International ETF Portfolio was below the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Class IA, Class IB and Class K shares of the EQ/International ETF Portfolio were below the median for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for each of the All Asset Growth-Alt 20, EQ/Franklin Templeton Allocation and Strategic Allocation Portfolios was above the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Class IA (as applicable) and Class IB shares of each of the All Asset Growth-Alt 20, EQ/Franklin Templeton Allocation and Strategic Allocation Portfolios were above the median for the Portfolio’s respective Lipper peer group.

The Board further considered that, after extensive discussions and negotiations with the Manager during the meeting and at executive sessions during the meeting, the Manager had agreed, effective September 1, 2012, to add breakpoints to the management fee rate schedule for the EQ/International ETF Portfolio so that the fee rate is reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in the EQ/International ETF Portfolio’s management fee would result in corresponding reductions in the Portfolio’s total expense ratios.

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In addition, the Board noted that the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each of the All Asset Growth-Alt 20, EQ/Franklin Templeton Allocation and Strategic Allocation Portfolios was lower than the Portfolio’s contractual management fee, and the actual management fee for each of the All Asset Growth-Alt 20, AXA Conservative Strategy and AXA Ultra Conservative Strategy Portfolios was at or below the median for the Portfolio’s respective Lipper peer group.

Based on its review, the Board determined, with respect to each fund-of-funds Portfolio, that the Manager’s management fee is fair and reasonable.

AXA Tactical Manager Portfolios

The Board considered that the contractual management fee for each Portfolio was below the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA, Class IB (as applicable) and Class K shares of each Portfolio were below the median for the Portfolio’s respective Lipper peer group.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints so that the fee rate is reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s management fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus.

The Board also examined the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Adviser.

Based on its review, the Board determined, with respect to each AXA Tactical Manager Portfolio, that the Manager’s management fee and the Advisers’ advisory fees are fair and reasonable.

Index Portfolios

The Board considered that the contractual management fee for each of the EQ/Calvert Socially Responsible, EQ/Common Stock Index, EQ/Core Bond Index, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Large Cap Growth Index, EQ/Large Cap Value Index, EQ/Mid Cap Index and EQ/Small Company Index Portfolios was below the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA and Class IB shares of each of these Portfolios (except the EQ/Calvert Socially Responsible, EQ/Core Bond Index and EQ/Intermediate Government Bond Portfolios) and the Class K shares (as applicable) of each of these Portfolios were below the median for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratios for the Class IA and Class IB shares of the EQ/Calvert Socially Responsible Portfolio were within five basis points of, the total expense ratios for the Class IA and Class IB shares of the EQ/Core Bond Index Portfolio were within one basis point of, and the total expense ratios for the Class IA and Class IB shares of the EQ/Intermediate Government Bond Portfolio were within four basis points of, the median total expense ratio for the Portfolio’s respective Lipper peer group.

The Board considered that the contractual management fee for the EQ/Equity 500 Index Portfolio was above the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios for the Class IA and Class IB shares of the Portfolio were above, and the total expense ratio for the Class K shares of the Portfolio was below, the median for the Portfolio’s Lipper peer group.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints so that the fee rate is reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s management fee would result in corresponding reductions in the Portfolio’s total expense ratios. In this regard, the Board also considered that, after extensive discussions and negotiations with the Manager during the meeting and at executive sessions during the meeting, the Manager had agreed, effective September 1, 2012, to add an additional breakpoint to the management fee rate schedule for each Portfolio.

The Board also examined the advisory fee paid to the Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Adviser.

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Based on its review, the Board determined, with respect to each passive Portfolio, that the Manager’s management fee and the Adviser’s advisory fee are fair and reasonable.

PLUS Portfolios

The Board considered that the contractual management fee for each of the EQ/Equity Growth PLUS, EQ/International Core PLUS, EQ/International Value PLUS, EQ/Large Cap Core PLUS, EQ/Large Cap Growth PLUS, EQ/Large Cap Value PLUS and EQ/Mid Cap Value PLUS Portfolios was below the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Class IA and Class IB shares of each of these Portfolios (except the EQ/Equity Growth PLUS, EQ/International Value PLUS, EQ/Large Cap Core PLUS and EQ Large Cap Growth PLUS Portfolios) and the Class K shares of each of these Portfolios were at or below the median for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Class IA and Class IB shares of each of the EQ/International Value PLUS and EQ/Large Cap Growth PLUS Portfolios were within two basis points of the median total expense ratio for the Portfolio’s respective Lipper peer group.

The Board considered that the contractual management fee for the EQ/Global Bond PLUS Portfolio was above (but within five basis points of) the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios for the Class IA and Class IB shares of the Portfolio were above, and the total expense ratio for the Class K shares of the Portfolio was below, the median for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for the EQ/Quality Bond PLUS Portfolio was at the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios for the Class IA and Class IB shares of the Portfolio were below the median for the Portfolio’s Lipper peer group.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints so that the fee rate is reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s management fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for the EQ/Quality Bond PLUS Portfolio was significantly below the median for the Portfolio’s Lipper peer group.

The Board also examined the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Adviser.

Based on its review, the Board determined, with respect to each PLUS Portfolio, that the Manager’s management fee and the Advisers’ advisory fees are fair and reasonable.

PACTIVE Portfolios

The Board considered that the contractual management fee for each Portfolio was above (but, for the EQ/AXA Franklin Small Cap Value Core Portfolio, within two basis points of) the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA and Class IB shares of each Portfolio were above the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratio for the Class K shares of each Portfolio (except the EQ/Franklin Core Balanced and EQ/Mutual Large Cap Equity Portfolios) was below the median for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratio for the Class K shares of the EQ/Franklin Core Balanced Portfolio was within three basis points of, and the total expense ratio for the Class K shares of the EQ/Mutual Large Cap Equity Portfolio was within two basis points of, the median total expense ratio for the Portfolio’s respective Lipper peer group.

The Board further considered that, although the management fee and the Class IA and Class IB total expense ratios for each Portfolio were above the medians for the Portfolio’s respective Lipper peer group, the management fee rate schedule for each Portfolio includes breakpoints so that the fee rate is reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s management fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that, for each of the

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EQ/AXA Franklin Small Cap Value Core, EQ/Franklin Core Balanced, EQ/Mutual Large Cap Equity and EQ/Templeton Global Equity Portfolios, the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that each of these Portfolios’ total expense ratios do not exceed certain levels as set forth in its prospectus.

The Board also examined the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by each Adviser.

Based on its review, the Board determined, with respect to each PACTIVE Portfolio, that the Manager’s management fee and the Advisers’ advisory fees are fair and reasonable.

Actively-Managed, Single Adviser Portfolios

The Board considered that the contractual management fee for each of the EQ/AllianceBernstein Short-Term Bond, EQ/BlackRock Basic Value Equity, EQ/GAMCO Small Company Value, EQ/JPMorgan Value Opportunities, EQ/Lord Abbett Large Cap Core, EQ/Money Market, EQ/Morgan Stanley Mid Cap Growth and EQ/Wells Fargo Advantage Omega Growth Portfolios was above, but within five basis points of, the median for the Portfolio’s respective Lipper peer group. The Board also considered that the contractual management fee for each of the EQ/Capital Guardian Research, EQ/PIMCO Ultra Short Bond, EQ/UBS Growth and Income and EQ/Van Kampen Comstock Portfolios was above, but within 10 basis points of, the median for the Portfolio’s respective Lipper peer group. The Board also considered that the contractual management fee for each of the EQ/AllianceBernstein Dynamic Wealth Strategies, EQ/AllianceBernstein Small Cap Growth, EQ/Boston Advisors Equity Income, EQ/Davis New York Venture, EQ/GAMCO Mergers and Acquisitions, EQ/MFS International Growth, EQ/Montag & Caldwell Growth, EQ/Oppenheimer Global and EQ/T. Rowe Price Growth Stock Portfolios was above the median for the Portfolio’s respective Lipper peer group.

The Board also considered that the total expense ratios for the Class IA (as applicable) and Class IB (as applicable) shares of each Portfolio were above the median for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratios for the Class IA and Class IB shares of each of the EQ/BlackRock Basic Value Equity, EQ/Boston Advisors Equity Income, EQ/GAMCO Small Company Value, EQ/Morgan Stanley Mid Cap Growth and EQ/Wells Fargo Advantage Omega Growth Portfolios were within five basis points of the median total expense ratio for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratio for the Class K shares (as applicable) of each Portfolio (except the EQ/Davis New York Venture Portfolio) was below the median for the Portfolio’s respective Lipper peer group.

The Board further considered that, although the management fee and the Class IA and Class IB total expense ratios for each Portfolio were above the medians for the Portfolio’s respective Lipper peer group, the management fee rate schedule for each Portfolio includes breakpoints so that the fee rate is reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s management fee would result in corresponding reductions in the Portfolio’s total expense ratios. In this regard, the Board also considered that, at the meeting, the Manager proposed, effective September 1, 2012, to reduce each management fee rate in the management fee rate schedule for the EQ/AllianceBernstein Small Cap Growth Portfolio. The Board also considered that, after extensive discussions and negotiations with the Manager during the meeting and at executive sessions during the meeting, the Manager had agreed, effective September 1, 2012, to revise the existing breakpoints and to add additional breakpoints to the management fee rate schedule for each of the EQ/GAMCO Small Company Value and EQ/T. Rowe Price Growth Stock Portfolios. In addition, the Board noted that, for each Portfolio (except the EQ/AllianceBernstein Small Cap Growth, EQ/BlackRock Basic Value Equity, EQ/Davis New York Venture, EQ/GAMCO Mergers and Acquisitions, EQ/GAMCO Small Company Value, EQ/MFS International Growth and EQ/Money Market Portfolios), the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that each of these Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each of the EQ/AllianceBernstein Dynamic Wealth Strategies, EQ/Boston Advisors Equity Income, EQ/Capital Guardian Research, EQ/Lord Abbett Large Cap Core, EQ/Oppenheimer Global, EQ/UBS Growth and Income and EQ/Van Kampen Comstock Portfolios was lower than the Portfolio’s contractual management fee, and the actual management fee for the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio was below the median for the Portfolio’s Lipper peer group. In this regard, the Board also considered that, after extensive discussions and negotiations with the Manager during the meeting and at executive sessions during the meeting, the Manager had agreed, effective on or about September 1, 2012, voluntarily

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to add an expense limitation arrangement for the EQ/Davis New York Venture Portfolio and voluntarily to decrease the levels of the existing expense limitation arrangements for each of the EQ/Oppenheimer Global and EQ/T. Rowe Price Growth Stock Portfolios. The Board also considered that the Manager had been voluntarily waiving a portion of its management and administration fees and reimbursing other expenses of the EQ/Money Market Portfolio to seek to ensure that the Portfolio’s yield did not decline below zero.

The Board also examined the advisory fee paid to the Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Adviser.

Based on its review, the Board determined, with respect to each actively-managed, single Adviser Portfolio, that the Manager’s management fee and the Adviser’s advisory fee are fair and reasonable.

Profitability and Costs. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Portfolio. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Manager and its affiliates, as well as the Manager’s and its affiliates’ profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2011, which was the most recent fiscal year for the Manager.

In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Portfolio, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting and other appropriate adjustments, the cost allocation methodology was consistent with that followed in profitability report presentations for the Portfolios made in prior years. In reviewing and discussing such analysis, the Manager discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Portfolio in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from recently adopted SEC rules and other regulatory requirements. In addition, the Board considered information prepared by management comparing the profitability of the Manager on an overall basis as compared to other publicly held managers (including asset managers similar to the Manager), broken down to show profitability from management operations exclusive of distribution expenses and profitability including distribution expenses.

The Board also considered the extent to which the Manager and its affiliates derive ancillary benefits from Portfolio operations, including the following. The Board noted that the Manager also serves as the administrator for the Portfolios, receiving compensation for acting in this capacity. In addition, the Board recognized that AllianceBernstein, an affiliate of the Manager, serves as an Adviser to certain Portfolios and receives advisory fees that are paid by the Manager out of the fees that it earns from those Portfolios. The Board also recognized that AXA Distributors, LLC, which also is affiliated with the Manager, serves as the underwriter for the Trust and receives payments pursuant to Rule 12b-1 plans from the Portfolios with respect to their Class IA and Class IB shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and from time to time may receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities, provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that the All Asset Growth-Alt 20 Portfolio, the EQ/Franklin Templeton Allocation Portfolio and the Strategic Allocation Portfolios invest in other portfolios managed by the Manager and advised by Advisers that may be affiliated with the Manager and that these underlying portfolios pay management and administration fees to the Manager, who may in certain cases pay advisory fees to an affiliated Adviser, and pay distribution fees to the Manager’s distribution affiliate. The Board also noted that the Manager’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios are offered as investment options through variable insurance contracts offered and sold by the Manager’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also considered that the Portfolios

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are subject to certain investment controls that are designed to reduce volatility for investors and that may benefit both investors and the Manager and its affiliates (including by making it easier for the insurance companies to hedge their risks under the guarantees). Based on its consideration of the factors above, the Board determined that the level of profits realized by the Manager from providing services to each Portfolio was not excessive in view of the nature, quality and extent of services provided.

The Manager advised the Board that it does not regard Adviser profitability as meaningful to an evaluation of the Advisory Agreements with the Advisers because the willingness of the Advisers to serve in such capacity depends primarily upon arm’s-length negotiations with the Manager, the Manager generally is aware of the fees charged by the Advisers to other clients, and the Manager believes that the fees agreed upon with the Advisers are reasonable in light of the quality of investment advisory services rendered. The Board accepted the Manager’s explanations in light of the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by each Portfolio and the fact that each Adviser’s fee is paid by the Manager and not the Portfolio. However, in its consideration of the Advisory Agreements, the Board noted, among other things, that each Adviser may derive ancillary benefits from Portfolio operations. For example, each Adviser, through its position as an Adviser to its Portfolio(s), may engage in soft dollar transactions. The Board received information regarding each Adviser’s procedures for executing portfolio transactions for the allocated portion(s) of the Portfolio(s) it advises and each Adviser’s policies and procedures for the selection of brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board considered that each Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that affiliates of the Advisers may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager’s affiliated insurance companies and that the proceeds of those sales may be invested in the Portfolios.

Economies of Scale. The Board also considered whether economies of scale are realized by the Manager as the Portfolios grow larger and the extent to which this is reflected in the level of management and administrative fees charged. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any economies of scale or efficiencies may be shared with certain Portfolios and their shareholders through management and/or administration fee breakpoints so that as the Portfolios grow in size, their effective fee rates decline. In this connection, the Board considered that, after extensive discussions and negotiations with the Manager during the meeting and at executive sessions during the meeting, the Manager had agreed, effective October 1, 2012, to implement certain fee changes, including additional breakpoints to the management fee rate schedules for certain Portfolios, as described above. The Board also noted that, although the management and administration fees for some Portfolios do not include breakpoints, the Manager was subsidizing certain Portfolios’ expenses by making payments or waiving all or a portion of its management, administration and other fees so that such Portfolios’ total expense ratios do not exceed certain levels as set forth in their prospectuses. In addition, the Board considered that the Manager shares economies of scale with the Portfolios in other ways, which may include setting the management or other fees for a Portfolio so that they are priced to scale, which assumes that the Portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the Manager. The Board considered that the effect of this pricing strategy is that the Manager would lose money in the early states of a Portfolio’s operation (and bear the risk that the Portfolio will never become profitable), while shareholders of the Portfolio receive the benefit of economies of scale that the Manager expects the Portfolio will achieve as it grows. The Board further considered that the Manager shares economies of scale with the Portfolios through reinvestment in, and enhancements to, the services that it and its affiliates provide to the Portfolios and their shareholders, such as hiring additional personnel and providing additional resources in areas relating to management and administration of the Portfolios. Thus, the Board concluded that there was a reasonable sharing of any economies of scale or efficiencies under the management and administration fee schedules at the present time.

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Federal Income Tax Information (Unaudited)

For the year ended December 31, 2012, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal incme tax return were as follows:

	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
All Asset Moderate Growth-Alt 15	55.72%	$118	$1,803	$—
All Asset Growth-Alt 20	61.75	52,069	795,553	4,853,728
All Asset Aggressive-Alt 25	75.91	113	1,719	—
AXA Ultra Conservative Strategy	5.20	9	136	7
AXA Conservative Strategy	18.54	18,670	293,622	—
AXA Conservative Growth Strategy	38.36	56,419	887,310	—
AXA Balanced Strategy	49.66	140,648	2,211,996	—
AXA Moderate Growth Strategy	63.47	387,800	6,098,998	—
AXA Growth Strategy	70.17	162,092	2,549,251	—
AXA Aggressive Strategy	60.13	17,822	280,284	353
EQ/Franklin Templeton Allocation	60.75	506,174	7,361,664	—
EQ/International ETF	—	—	—	11,389,449
AXA Tactical Manager 500	79.80	—	—	20,150,676
AXA Tactical Manager 400	67.80	—	—	862,840
AXA Tactical Manager 2000	45.19	—	—	9,291,663
AXA Tactical Manager International	0.03	922,215	14,503,819	—
ATM International	—	2,890,947	47,689,908	—
ATM Large Cap	71.08	—	—	112,325,993
ATM Mid Cap	47.86	—	—	45,947,179
ATM Small Cap	100.00	—	—	886,645
EQ/AllianceBernstein Dynamic Wealth Strategies	19.91	—	—	228,299
EQ/AllianceBernstein Short-Term Bond	—	—	—	—
EQ/AllianceBernstein Small Cap Growth	100.00	—	—	104,640,414
EQ/AXA Franklin Small Cap Value Core	100.00	—	—	—
EQ/BlackRock Basic Value Equity	100.00	—	—	—
EQ/Boston Advisors Equity Income	87.01	—	—	5,100,605
EQ/Calvert Socially Responsible	100.00	—	—	—
EQ/Capital Guardian Research	100.00	—	—	—
EQ/Common Stock Index	100.00	—	—	—
EQ/Core Bond Index	—	—	—	—
EQ/Davis New York Venture	100.00	—	—	—
EQ/Equity 500 Index	100.00	—	—	1,302,813
EQ/Equity Growth PLUS	100.00	—	—	—
EQ/Franklin Core Balanced	31.00	—	—	—
EQ/GAMCO Mergers and Acquisitions	34.57	—	—	590,900
EQ/GAMCO Small Company Value	100.00	—	—	54,844,630
EQ/Global Bond PLUS	—	—	—	20,529,283
EQ/Global Multi-Sector Equity	50.34	2,459,665	33,796,932	—
EQ/Intermediate Government Bond	—	—	—	15,771,339
EQ/International Core PLUS	0.01	1,605,929	25,906,835	—
EQ/International Equity Index	—	4,225,618	58,243,554	—
EQ/International Value Plus	0.09	2,434,340	34,871,355	—
EQ/JPMorgan Value Opportunities	100.00	—	—	—
EQ/Large Cap Core PLUS	61.84	—	—	34,526,307
EQ/Large Cap Growth Index	100.00	—	—	—

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	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/Large Cap Growth PLUS	100.00%	$—	$—	$—
EQ/Large Cap Value Index	100.00	—	—	—
EQ/Large Cap Value PLUS	100.00	—	—	—
EQ/Lord Abbett Large Cap Core	100.00	—	—	—
EQ/MFS International Growth	—	2,311,689	34,271,034	—
EQ/Mid Cap Index	100.00	—	—	—
EQ/Mid Cap Value PLUS	100.00	—	—	—
EQ/Money Market	—	—	—	—
EQ/Montag & Caldwell Growth	100.00	—	—	17,919
EQ/Morgan Stanley Mid Cap Growth	100.00	—	—	16,081,921
EQ/Mutual Large Cap Equity	93.49	—	—	—
EQ/Oppenheimer Global	60.50	629,761	6,543,244	—
EQ/PIMCO Ultra Short Bond	0.09	—	—	—
EQ/Quality Bond PLUS	0.30	—	—	—
EQ/Small Company Index	97.43	—	—	50,711,773
EQ/T. Rowe Price Growth Stock	—	—	—	—
EQ/Templeton Global Equity	48.83	805,471	11,714,562	—
EQ/UBS Growth and Income	100.00	—	—	—
EQ/Van Kampen Comstock	100.00	—	—	—
EQ/Wells Fargo Omega Growth	100.00	—	—	29,044,971

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MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information are shown below.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (53)	Trustee, Chairman, President and Chief Executive Officer	Trustee, Chairman from September 2004 to present, Chief Executive Officer, President from December 2002 to present	From May 2011 to present, President, Chief Executive Officer and Chairman, AXA FMG; from September 1999 to present, Senior Vice President AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group (“FMG”) unit; from July 2004 to present, Senior Vice President, MONY Life Insurance Company and MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc., Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited and; from November 2005 to present, Director MONY International Holdings, LLC.	92	None

*	Affiliated with the Manager and/or the Distributor.
**	Each Trustee serves until his or her resignation or retirement.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

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Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees
Theodossios Athanassiades c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (73)	Trustee	From March 2000 to present	Retired. 1996, Vice Chairman, Metropolitan Life Insurance Company; From 1993 to 1995, President and Chief Operating Officer Metropolitan Life Insurance Company.	72	From 1994 to 2006, Director of Atlantic Bank of New York.
Jettie M. Edwards c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (66)	Trustee	From March 1997 to present	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	72	From 1997 to 2010, Director, Old Mutual Funds II (12 portfolios); from 2008 to 2009, Director, Old Mutual Funds III (13 portfolios).
David W. Fox c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (80)	Trustee	Trustee from May 2000 to present; from July 2002 to September 2011, Lead Independent Trustee	Retired. From 1989 to 2000, Public Governor and from 1996-2000 Chairman of the Chicago Stock Exchange. From 1990-1995, Chairman and Chief Executive Officer, Northern Trust Company.	72	From 2004 to 2009, Director, Miami Corporation; 1987 to 2008, Director of USG Corporation.
William M. Kearns, Jr c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (77)	Trustee	From March 1997 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to June 2007, Chairman, Keefe Managers, Inc. (money management firm); and from 2008 to present, Chairman, Keefe Ventures, LLC.	72	Lead Director from 2008 to present and from 1991 to present, Director, Transistor Devices, Inc. From 1999 to 2010, Advisory Director, Alexander Proudfoot (consulting firm). From 2001 to 2011, Advisory Director, Gridley & Company LLC. From 2002 to 2009, Director, United States Shipping Partners LLC. From 2005 to 2009, Lead Director, and from 1975 to 2009, Director, Selective Insurance Group, Inc.
Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (67)	Trustee	From March 1997 to present	From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council. From 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations). From 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	72	None

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Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees (Continued)
Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (69)	Trustee	From March 1997 to present	Retired. From 1994 to 1996, President and Chief Operating Officer of Melville Corporation. From 1984-1994 President and Chief Executive Officer of the CVS Division of Melville Corporation.	72	From 1997 to 2012, Director, LoJack Corporation.
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (59)	Lead Independent Trustee	Trustee from May 2000 to present; from October 2011 to present, Lead Independent Trustee	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	72

From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long-Short Credit Income Fund. From October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund.

Kenneth L. Walker c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (60)	Trustee	From January 2012	From May 2002 to present, Partner, The Capital Management Corporation (investment advisory firm).	72	None.
Caroline L. Williams c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (66)	Trustee	From January 2012	From July 2010 to December 2012, Executive Vice President, May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank).	72	From 1997 to 2009, Director, Hearst-Argyle Television.

**	Each Trustee serves until his or her resignation or retirement.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

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The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, AXA Advisors, LLC (“AXA Advisors”) or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (54)	Trustee, Chairman, President and Chief Executive Officer	From September 2004 to present, Trustee and Chairman and from December 2002 to present, Chief Executive Officer and President.

From May 2011 to present, Director, President, Chief Executive Officer and Chairman, AXA FMG; from September 1999 to present, Senior Vice President, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s FMG; from July 2004 to present, Senior Vice President, MONY Life Insurance Company and MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc., Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited and; from November 2005 to present, Director MONY International Holdings, LLC.

Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (57)	Vice President and Secretary	From July 1999 to Present	From June 2012 to present, Executive Vice President and General Counsel of AXA FMG; from May 2011 to June 2012, Senior Vice President and Corporate Counsel of AXA FMG; from February 2011 to present Senior Vice President and Associate General Counsel of AXA Financial and AXA Equitable; from May 2003 to February 2011, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.
Brian Walsh 1290 Avenue of the Americas, New York, New York 10104 (45)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of AXA FMG; from February 2003 to present, Vice President of AXA Financial and AXA Equitable.
Kenneth Kozlowski 1290 Avenue of the Americas New York, New York 10104 (51)	Vice President	From June 2010 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of AXA FMG; from May 2011 to June 2012, Senior Vice President of AXA FMG; from September 2011 to present, Senior Vice President of AXA Financial and AXA Equitable; from February 2001 to September 2011, Vice President AXA Financial and AXA Equitable; from July 2004 to January 2011, Director, Enterprise Capital Management, Inc.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (38)	Vice President	From June 2007 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of AXA FMG; from May 2011 to June 2012, Vice President of AXA FMG; from February 2007 to present, Vice President, AXA Financial and AXA Equitable.
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (44)	Controller	From June 2007 to present	From May 2011 to present, Vice President of AXA FMG; from September 2008 to present, Vice President of AXA Equitable; from March 2006 to September 2008, Assistant Vice President, AXA Financial and AXA Equitable.

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Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (51)	Vice President	From July 1999 to Present	From June 2012 to present, Senior Vice President of AXA FMG; from May 2011 to June 2012, Vice President of AXA FMG; from February 2001 to present, Vice President, AXA Financial; from July 2004 to January 2011, a Director of Enterprise Capital Management, Inc.
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (34)	Assistant Controller	From March 2009 to present	From February 2009 to present, Assistant Vice President of AXA Equitable; from December 2008 to February 2009, Director of AXA Equitable’s FMG; from October 2007 to December 2008, Second Vice President, New York Life Investments Management, LLC.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (38)	Assistant Controller	From March 2009 to present	From November 2012 to present, Vice President of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable; from February 2008 to September 2008, Director of FMG; from September 2006 to February 2008, Manager of FMG.
William MacGregor 1290 Avenue of the Americas, New York, New York 10104 (37)	Vice President and Assistant Secretary	From September 2006 to present	From June 2012 to present, Senior Vice President, Secretary and Associate General Counsel of AXA FMG; from May 2011 to June 2012, Vice President and Associate Corporate Counsel of AXA FMG; from May 2008 to present, Vice President and counsel of AXA Equitable.
Gariel Nahoum 1290 Avenue of the Americas, New York, New York 10104 (30)	Vice President and Assistant Secretary	From December 2011 to present	From June 2012 to present, Vice President, Assistant Secretary and Associate General Counsel of AXA FMG; from September 2011 to present, Vice President, Secretary and Counsel of AXA FMG; from August 2011 to present, Counsel of AXA Equitable; from September 2008 to August 2011, Associate, Kramer Levin Naftalis & Frankel LLP; graduate, Hofstra Law School, magna cum laude, May 2008.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (42)	Chief Compliance Officer, Vice President and Anti-Money Laundering Compliance Officer	Chief Compliance Officer from May 2007, Vice President and Anti-Money Laundering Compliance Officer from November 2005 to Present	From June 2007 to present, Vice President of AXA Equitable and Chief Compliance Officer of AXA Equitable’s FMG.
Richard Guinnessey 1290 Avenue of the Americas, New York, New York 10104 (49)	Vice President	From March 2011 to present	From September 2010 to present Vice President of AXA Equitable; from November 2005 to September 2010 Assistant Vice President of AXA Equitable.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (27)	Assistant Vice President	From March 2012 to present	From February 2009-present, Assistant Compliance Manager AXA Equitable; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Paul Bianco, CPA 1290 Avenue of the Americas New York, New York 10104 (28)	Assistant Vice President	From March 2012 to present	From December 2010 to present, Compliance Manager, AXA Equitable; from August 2007-November 2010, Senior Consultant, Protiviti, Inc.

1063

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Paraskevou Charalambous 1290 Avenue of the Americas, New York, New York 10104 (50)	Assistant Secretary	From November 2005 to present	From March 2000 to present, Senior Legal Assistant for AXA Equitable.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (49)	Assistant Secretary	From March 2009 to present	From July 2004 to present, Senior Legal Assistant for AXA Equitable.

*	The officers in the table above (except Ms. Charalambous and Ms. Espaillat) hold similar positions with one other registered investment company in the fund complex. The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust.
**	Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans and other qualified investors. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its record ownership of more than 95% of the Trust’s shares as of March 31, 2011. Shareholders owning more than 25% of the outstanding shares of a portfolio may take actions without the approval of other investors in the portfolio.

1064

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-888-292-4492 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.axa-equitablefunds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. You may also review and obtain copies at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

1065

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Theodossios Athanassiades, Kenneth L. Walker and Caroline L. Williams serve on its audit committee as “audit committee financial experts” as defined in Item 3. Ms. Williams and Messrs. Athanassiades and Walker are considered to be “independent” for purposes of Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees for fiscal year 2012 $1,834,136 and fiscal year 2011 $1,354,105.

(b)	Audit-Related Fees for fiscal year 2012 $307,639 and fiscal year 2011 $253,669.

(c)	Tax Fees for fiscal year 2012 $623,985 and fiscal year 2011 $614,884.

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)	All Other Fees for fiscal year 2012 $ 0 and fiscal year 2011 $0.

All other fees include amounts related to consultation on technical accounting or regulatory matters.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, lead independent trustee, the registrant’s chief executive officer and chief financial officer, acting by at least two of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the lead independent trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2) None of the services include in (b) – (d) above was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2012 $6,270,238

For fiscal year 2011 $7,026,823

(h)	The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Disclosures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940” Act)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The	Amended and Restated Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2) Certifications	pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EQ Advisors Trust

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
Chief Executive Officer
March 4, 2013

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer
March 4, 2013